PROSPECTUS SUPPLEMENT
(TO PROSPECTUS DATED JANUARY 24, 2005)

                                                   Filed pursuant to Rule 424B5
                                                             File No. 333-119328

[LEHMAN BROTHERS LOGO OMITTED]                [UBS INVESTMENT BANK LOGO OMITTED]

                    LB-UBS COMMERCIAL MORTGAGE TRUST 2005-C2
         COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-C2
       CLASS A-1, CLASS A-2, CLASS A-3, CLASS A-4, CLASS A-AB, CLASS A-5,
         CLASS A-J, CLASS B, CLASS C, CLASS D, CLASS E AND CLASS X-CP

    APPROXIMATE TOTAL PRINCIPAL BALANCE AT INITIAL ISSUANCE: $1,798,544,000

     We, Structured Asset Securities Corporation II, have prepared this prospectus supplement in order to offer the classes of commercial mortgage pass-through certificates identified above. These certificates are the only securities offered by this prospectus supplement. This prospectus supplement specifically relates to, and is accompanied by, our prospectus dated January
24, 2005. We will not list the offered certificates on any national securities exchange or any automated quotation system of any registered securities associations, such as NASDAQ.

     The offered certificates will represent interests only in the trust identified above. They will not represent interests in or obligations of any other party. The assets of the trust will include a pool of multifamily and commercial mortgage loans having the characteristics described in this prospectus supplement, including an initial mortgage pool balance of
$1,942,131,019. No governmental agency or instrumentality or private insurer has insured or guaranteed the offered certificates or any of the mortgage loans that back them.

     The holders of each class of offered certificates will receive, to the extent of available funds, monthly payments of interest, principal or both, commencing on the distribution date in May 2005. The table on page S-5 of this prospectus supplement contains a list of the respective classes of offered certificates and states the original principal balance or notional amount, initial interest rate, interest rate description, and other select characteristics of each of those classes. That same table on page S-5 of this prospectus supplement also contains a list of the non-offered classes of the series 2005-C2 certificates.

     YOU SHOULD FULLY CONSIDER THE RISK FACTORS BEGINNING ON PAGE 36 IN THIS
PROSPECTUS SUPPLEMENT AND ON PAGE 13 IN THE ACCOMPANYING PROSPECTUS PRIOR TO
INVESTING IN THE OFFERED CERTIFICATES.

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus supplement or the accompanying prospectus. Any representation to the contrary is a criminal offense.

     Lehman Brothers Inc. and UBS Securities LLC are the underwriters for this offering. They will purchase their respective allocations, in each case if any, of the offered certificates from us, subject to the satisfaction of specified conditions. Our proceeds from the sale of the offered certificates will equal approximately $1,839,662,984, plus accrued interest on all the offered certificates, before deducting expenses payable by us. The underwriters currently intend to sell the offered certificates at varying prices to be determined at the time of sale. Not every underwriter will have an obligation to purchase offered certificates from us. See "Method of Distribution" in this prospectus supplement.

     With respect to this offering, Lehman Brothers Inc. is acting as co-lead manager and sole bookrunner and UBS Securities LLC is acting as co-lead manager.

LEHMAN BROTHERS                            UBS INVESTMENT BANK

           The date of this prospectus supplement is April 11, 2005.

                                     [MAP]

                    LB-UBS COMMERCIAL MORTGAGE TRUST 2005-C2
         COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-C2

CALIFORNIA
25 properties
$153,217,733
7.9% of total

HAWAII
1 property
$16,000,000
0.8% of total

COLORADO
5 properties
$15,602,790
0.8% of total

KANSAS
5 properties
$12,216,527
0.6% of total

MINNESOTA
2 properties
$44,164,875
2.3% of total

TEXAS
24 properties
$144,344,581
7.4% of total

ARKANSAS
1 property
$3,130,019
0.2% of total

LOUISIANA
8 properties
$33,354,276
1.7% of total

TENNESSEE
5 properties
$25,451,684
1.3% of total

ALABAMA
2 properties
$2,071,047
0.1% of total

UTAH
1 property
$2,169,615
0.1% of total

MICHIGAN
5 properties
$25,125,017
1.3% of total

PENNSYLVANIA
7 properties
$35,350,617
1.8% of total

OHIO
2 properties
$6,442,000
0.3% of total

NEW YORK
46 properties
$548,211,350
28.2% of total

MASSACHUSETTS
6 properties
$182,032,000
9.4% of total

NEW JERSEY
7 properties
$132,372,863
6.8% of total

MARYLAND
3 properties
$50,433,000
2.6% of total

WEST VIRGINIA
3 properties
$7,883,727
0.4% of total

KENTUCKY
4 properties
$9,869,528
0.5% of total

VIRGINIA
2 properties
$8,678,958
0.4% of total

SOUTH CAROLINA
3 properties
$48,007,617
2.5% of total

NORTH CAROLINA
2 properties
$11,288,521
0.6% of total

GEORGIA
7 properties
$14,775,345
0.8% of total

FLORIDA
20 properties
$114,344,157
5.9% of total

CONNECTICUT
3 properties
$51,965,069
2.7% of total

WISCONSIN
4 properties
$39,550,038
2.0% of total

MISSOURI
2 properties
$8,769,242
0.5% of total

IDAHO
5 properties
$17,804,780
0.9% of total

WASHINGTON
17 properties
$162,911,024
8.4% of total

OREGON
1 property
$4,593,016
0.2% of total

NEVADA
1 property
$10,000,000
0.5% of total

                    MORTGAGED PROPERTIES BY PROPERTY TYPE(1)

                              [PIE CHART OMITTED]

Self Storage                  5.2%
Hotel                         5.3%
Industrial/Warehouse          2.4%
Multifamily                  10.8%
Office                       50.4%
Retail                       24.8%
Mobile Home Park              0.5%
Other                         0.7%

(1)  Calculations are based on a perproperty basis and, where multiple properties secure a single underlying mortgage loan, allocated loan amounts.

[ ] (greater than) 10.0% of Initial Pool Balance

[ ] (greater than) 5.0 - 10.0% of Initial Pool Balance

[ ] (greater than) 1.0 - 5.0% of Initial Pool Balance

[ ] (less than or equal to) 1.0% of Initial Pool Balance

                                      S-2

                [909 THIRD AVENUE, NEW YORK, NY PICTURE OMITTED]

       [THE WOODBURY OFFICE PORTFOLIO II, WOODBURY, NY PICTURE OMITTED]

             [MACQUARIE DDR PORTFOLIO II, VARIOUS PICTURE OMITTED]

          [BAY COLONY CORPORATE CENTER, WALTHAM, MA PICTURE OMITTED]

             [CIVICA OFFICE COMMONS, BELLEVUE, WA PICTURE OMITTED]

                [PARK 80 WEST, SADDLE BROOKK, NJ PICTURE OMITTED]

                [SUMMIT HOTEL PORTFOLIO, VARIOUS PICTURE OMITTED]

               [U-STORE-IT PORTFOLIO III, VARIOUS PICTURE OMITTED]

              [LEMBI PORTFOLIO, SAN FRANCISCO, CA PICTURE OMITTED]

         [THE WOODBURY OFFICE PORTFOLIO I, WOODBURY, NY PICTURE OMITTED]

                               TABLE OF CONTENTS

                                                                PAGE
                                                               ------

                  PROSPECTUS SUPPLEMENT
Important Notice About the Information Contained in this
  Prospectus Supplement and the Accompanying

ANNEX A-1--Certain Characteristics of Individual
  Underlying Mortgage Loans ..................................    A-1
ANNEX A-2--Certain Characteristics of the Mortgage
  Pool .......................................................    A-2
ANNEX A-3--Certain Monetary Terms of the Underlying
  Mortgage Loans .............................................    A-3
ANNEX A-4--Certain Information Regarding Reserves ............    A-4
ANNEX B--Certain Information Regarding Multifamily
  Properties .................................................      B
ANNEX C-1--Price/Yield Tables ................................    C-1

                                                                PAGE
                                                               ------

ANNEX C-2--Decrement Tables ..................................   C-2
ANNEX D--Form of Distribution Date Statement .................     D
ANNEX E--Reference Rate Schedule .............................     E
ANNEX F--Class A-AB Planned Principal Balance
  Schedule ...................................................     F
ANNEX G--Global Clearance and Tax Documentation
  Procedures .................................................     G
                       PROSPECTUS
Important Notice About the Information Presented in this

                                      S-3

           IMPORTANT NOTICE ABOUT THE INFORMATION CONTAINED IN THIS
             PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS

     Information about the offered certificates is contained in two separate documents:

     o    this prospectus supplement, which describes the specific terms of the offered certificates; and

     o    the accompanying prospectus, which provides general information, some of which may not apply to the offered certificates.

     You should read both this prospectus supplement and the accompanying prospectus in full to obtain material information concerning the offered certificates. If the description of the terms of the offered certificates contained in this prospectus supplement varies from the information contained in the accompanying prospectus, you should rely on the information contained in this prospectus supplement.

     You should rely only on the information contained in this prospectus supplement and the accompanying prospectus. We have not authorized any person to give any other information or to make any representation that is different from the information contained in this prospectus supplement and the accompanying prospectus.

                   NOTICE TO RESIDENTS OF THE UNITED KINGDOM

     Within the United Kingdom, this prospectus supplement and the accompanying prospectus are directed only at persons who (i) have professional experience in matters relating to investments or (ii) are persons falling within Articles
49(2)(a) through (d) ("high net worth companies, unincorporated associations, etc.") of the Financial Services and Markets Act 2000 (Financial Promotion)
Order 2001 (all such persons together being referred to as "Relevant U.K.
Persons"). This prospectus supplement and the accompanying prospectus must not be acted on or relied on by persons who are not Relevant U.K. Persons. Any investment or investment activity to which this prospectus supplement and the accompanying prospectus relate, including the offered certificates, is available only to Relevant U.K. Persons and will be engaged in only with
Relevant U.K. Persons.

                         NOTICE TO RESIDENTS OF KOREA

     The securities to which these materials relate (the "Subject Securities")
have not been and will not be registered under the Securities and Exchange Act of Korea and none of the Subject Securities may be offered or sold, directly or indirectly, in Korea or to any resident of Korea or to any persons for the reoffering or resale, directly or indirectly, in Korea or to any resident of
Korea, except pursuant to applicable laws and regulations of Korea. None of
Lehman Brothers Inc. or UBS Securities LLC or any of their respective affiliates makes any representation with respect to the eligibility of any recipients of these materials or of the Subject Securities to acquire the
Subject Securities under the laws of Korea, including, without limitation, the
Foreign Exchange Transaction Regulations of Korea. In addition, any recipient or purchaser of the Subject Securities represents that it is purchasing or acquiring the Subject Securities as principal for its own account. For a period of one year from the issue date of the Subject Securities, neither the holder of the Subject Securities nor any resident of Korea may transfer the Subject
Securities in Korea or to any resident of Korea unless such transfer involves all of the Subject Securities held by it. Also, for a period of one year from the issue date of the Subject Securities, the face amount of each certificate representing the Subject Securities held by a resident of Korea shall not be subdivided into more than one such certificate representing the Subject
Securities. Furthermore, the purchaser of the Subject Securities shall comply with all applicable regulatory requirements (including but not limited to requirements under the Foreign Exchange Transaction laws) in connection with the purchase of the Subject Securities. For the avoidance of doubt, it is the sole responsibility of the recipient or purchaser of the Subject Securities to determine whether such recipient or purchaser is eligible for the acquisition of the Subject Securities under applicable laws and regulations of Korea, and whether such recipient or purchaser will have complied with all applicable
Korean legal and regulatory requirements in connection with the purchase of the
Subject Securities.

                                      S-4

                       SUMMARY OF PROSPECTUS SUPPLEMENT

     This summary contains selected information regarding the offering being made by this prospectus supplement. It does not contain all of the information you need to consider in making your investment decision. To understand all of the terms of the offering of the offered certificates, you should read carefully this prospectus supplement and the accompanying prospectus in full.

                        INTRODUCTION TO THE TRANSACTION

     The offered certificates will be part of a series of commercial mortgage pass-through certificates designated as the series 2005-C2 commercial mortgage pass-through certificates and consisting of multiple classes. The table below identifies the respective classes of that series, specifies various characteristics of each of those classes and indicates which of those classes are offered by this prospectus supplement and which are not offered by this prospectus supplement.

          SERIES 2005-C2 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES

                                                   APPROX. %
             APPROX. TOTAL         APPROX. %      TOTAL CREDIT
           PRINCIPAL BALANCE      OF INITIAL       SUPPORT AT
           OR NOTIONAL AMOUNT      MORTGAGE         INITIAL
 CLASS    AT INITIAL ISSUANCE    POOL BALANCE       ISSUANCE
------- ----------------------- -------------- -----------------

Offered Certificates
A-1        $     70,000,000           3.6%           20.015%(2)
A-2        $    551,000,000          28.4%           20.015%(2)
A-3        $     81,000,000           4.2%           20.015%(2)
A-4        $    304,700,000          15.7%           20.015%(2)
A-AB       $     76,000,000           3.9%           20.015%(2)
A-5        $    470,704,000          24.2%           20.015%(2)
A-J        $    121,684,000           6.3%           13.750%
B          $     13,941,000           0.7%           13.032%
C          $     29,204,000           1.5%           11.528%
D          $     38,939,000           2.0%            9.524%
E          $     41,372,000           2.1%            7.393%
X-CP       $  1,767,673,000(1)        N/A              N/A
Non-Offered Certificates
X-CL       $  1,942,131,018(1)        N/A              N/A
F          $     17,036,000           0.9%             N/A
G          $     17,036,000           0.9%             N/A
H          $     17,035,000           0.9%             N/A
J          $     29,204,000           1.5%             N/A
K          $     17,036,000           0.9%             N/A
L          $      7,301,000           0.4%             N/A
M          $      2,434,000           0.1%             N/A
N          $      4,867,000           0.3%             N/A
P          $      4,867,000           0.3%             N/A
Q          $      4,868,000           0.3%             N/A
S          $     21,903,018           1.1%             N/A
R-I              N/A                  N/A              N/A
R-II             N/A                  N/A              N/A
R-III            N/A                  N/A               N/A

                                           WEIGHTED
         PASS-THROUGH       INITIAL        AVERAGE
             RATE        PASS-THROUGH        LIFE       PRINCIPAL       RATINGS
 CLASS    DESCRIPTION        RATE        (YEARS) (7)    WINDOW (7)   MOODY'S/FITCH
------- -------------- ---------------- ------------- ------------- --------------

Offered
Certifi
A-1          Fixed       4.590%               2.77    05/05-02/10       Aaa/AAA
A-2          Fixed       4.821%               4.92    02/10-04/10       Aaa/AAA
A-3          Fixed       4.912%               5.74    01/11-01/11       Aaa/AAA
A-4          Fixed       4.998%               6.91    01/12-04/12       Aaa/AAA
A-AB         Fixed       5.007%               7.25    04/10-12/14       Aaa/AAA
A-5          Fixed(3)    5.150%               9.82    12/14-03/15       Aaa/AAA
A-J          Fixed(3)    5.205%               9.97    03/15-04/15       Aaa/AAA
B           WAC(4)       5.100%(6)            9.99    04/15-04/15       Aa1/AA+
C           WAC(4)       5.119%(6)            9.99    04/15-04/15       Aa2/AA
D           WAC(4)       5.159%(6)            9.99    04/15-04/15      Aa3/AA--
E           WAC(4)       5.228%(6)            9.99    04/15-04/15        A2/A
X-CP      Variable IO    0.348%(6)            N/A         N/A           Aaa/AAA
Non-Off
Certifi
X-CL      Variable IO    0.102%(6)            N/A         N/A             N/A
F           WAC(4)       5.323%(6)            N/A         N/A             N/A
G           WAC(5)       5.423%(6)            N/A         N/A             N/A
H           WAC(5)       5.423%(6)            N/A         N/A             N/A
J           WAC(5)       5.423%(6)            N/A         N/A             N/A
K          Fixed(3)      4.928%               N/A         N/A             N/A
L          Fixed(3)      4.928%               N/A         N/A             N/A
M          Fixed(3)      4.928%               N/A         N/A             N/A
N          Fixed(3)      4.928%               N/A         N/A             N/A
P          Fixed(3)      4.928%               N/A         N/A             N/A
Q          Fixed(3)      4.928%               N/A         N/A             N/A
S          Fixed(3)      4.928%               N/A         N/A             N/A
R-I           N/A         N/A                 N/A         N/A             N/A
R-II          N/A         N/A                 N/A         N/A             N/A
R-III         N/A         N/A                 N/A         N/A             N/A

                                      S-5

--------
(1)   Notional amount.

(2)   Presented on an aggregate basis for the class A-1, A-2, A-3, A-4, A-AB and A-5 certificates.

(3)   In general, the pass-through rates for the class A-5, A-J, K, L, M, N, P,
      Q and S certificates will, in the case of each of those classes, be fixed at the rate per annum specified in the table above as the initial pass-through rate for the subject class. However, with respect to any interest accrual period, if the weighted average of certain net interest rates on the underlying mortgage loans is below the identified initial pass-through rate for the class A-5, A-J, K, L, M, N, P, Q or S certificates, as the case may be, then the pass-through rate for the subject class of series 2005-C2 certificates during that interest accrual period will be that weighted average net interest rate.

(4)   The pass-through rates for the class B, C, D, E and F certificates will, in the case of each of those classes, for any interest accrual period, equal the weighted average from time to time of certain net interest rates on the underlying mortgage loans, minus 0.323%, in the case of the class B certificates, 0.304%, in the case of the class C certificates,
      0.264%, in the case of the class D certificates, 0.195%, in the case of the class E certificates, and 0.100%, in the case of the class F certificates.

(5)   The pass-through rates for the class G, H and J certificates will, in the case of each of those classes, for any interest accrual period, equal the weighted average from time to time of certain net interest rates on the underlying mortgage loans.

(6)   Approximate.

(7)   Calculated based on: (a) the assumptions that the related borrower timely makes all payments on each underlying mortgage loan and that no underlying mortgage loan is prepaid prior to maturity; and (b) the other modeling assumptions referred to under "Yield and Maturity
      Considerations" in, and set forth in the glossary to, this prospectus supplement.

     The series 2005-C2 certificates will evidence beneficial ownership interests in a common law trust designated as the LB-UBS Commercial Mortgage
Trust 2005-C2. We will form the trust at or prior to the time of initial issuance of the offered certificates. The assets of the trust, which will constitute the trust fund, will include a pool of multifamily and commercial mortgage loans having the characteristics described in this prospectus supplement, including an initial mortgage pool balance of approximately
$1,942,131,019.

     The governing document for purposes of issuing the series 2005-C2 certificates and forming the trust will be a pooling and servicing agreement to be dated as of April 11, 2005. The series 2005-C2 pooling and servicing agreement will also govern the servicing and administration of the mortgage loans and other assets that back the series 2005-C2 certificates.

     The parties to the series 2005-C2 pooling and servicing agreement will include us, a trustee, a fiscal agent, a master servicer and a special servicer. A copy of the series 2005-C2 pooling and servicing agreement will be filed with the SEC as an exhibit to a current report on Form 8-K, within 15 days after the initial issuance of the offered certificates. The SEC will make that current report on Form 8-K and its exhibits available to the public for inspection. See "Available Information; Incorporation by Reference" in the
accompanying prospectus.

A.  TOTAL PRINCIPAL BALANCE
    OR NOTIONAL AMOUNT AT
    INITIAL ISSUANCE....... The class A-1, A-2, A-3, A-4, A-AB, A-5, A-J, B, C,
                            D, E, F, G, H, J, K, L, M, N, P, Q and S
                            certificates will be the series 2005-C2 certificates
                            with principal balances and are sometimes referred
                            to as the series 2005-C2 principal balance
                            certificates. The table on page S-5 of this
                            prospectus supplement identifies for each class of
                            series 2005-C2 principal balance certificates the
                            approximate total principal balance of that class at
                            initial issuance. The actual total principal balance
                            of any class of series 2005-C2 principal balance
                            certificates at initial issuance may be larger or
                            smaller than the amount shown in the table on page
                            S-5 of this prospectus supplement, depending on,
                            among other things, the actual size of the initial
                            mortgage pool balance. The actual size of the
                            initial mortgage pool balance may be as much as 5%
                            larger or smaller than the amount presented in this
                            prospectus supplement.

                                      S-6

                            The class X-CL and X-CP certificates will not have
                            principal balances and are sometimes referred to as
                            the series 2005-C2 interest-only certificates. For
                            purposes of calculating the amount of accrued
                            interest, each of those classes of series 2005-C2
                            interest-only certificates will have a total
                            notional amount.

                            The total notional amount of the class X-CL
                            certificates will equal the total principal balance
                            of the class A-1, A-2, A-3, A-4, A-AB, A-5, A-J, B,
                            C, D, E, F, G, H, J, K, L, M, N, P, Q and S
                            certificates outstanding from time to time. The
                            total notional amount of the class X-CL
                            certificates at initial issuance will be
                            approximately $1,942,131,018, although it may be as
                            much as 5% larger or smaller.

                            The total notional amount of the class X-CP
                            certificates will equal:

                            o  during the period from the date of initial
                               issuance of the series 2005-C2 certificates
                               through and including the distribution date in
                               April 2006, the sum of (a) the lesser of
                               $22,093,000 and the total principal balance of
                               the class A-1 certificates outstanding from time
                               to time and (b) the total principal balance of
                               the class A-2, A-3, A-4, A-AB, A-5, A-J, B, C,
                               D, E and F certificates outstanding from time to
                               time;

                            o  during the period following the distribution
                               date in April 2006 through and including the
                               distribution date in April 2007, the sum of (a)
                               the lesser of $525,218,000 and the total
                               principal balance of the class A-2 certificates
                               outstanding from time to time and (b) the total
                               principal balance of the class A-3, A-4, A-AB,
                               A-5, A-J, B, C, D, E and F certificates
                               outstanding from time to time;

                            o  during the period following the distribution
                               date in April 2007 through and including the
                               distribution date in April 2008, the sum of (a)
                               the lesser of $437,437,000 and the total
                               principal balance of the class A-2 certificates
                               outstanding from time to time and (b) the total
                               principal balance of the class A-3, A-4, A-AB,
                               A-5, A-J, B, C, D, E and F certificates
                               outstanding from time to time;

                            o  during the period following the distribution
                               date in April 2008 through and including the
                               distribution date in April 2009, the sum of (a)
                               the lesser of $352,833,000 and the total
                               principal balance of the class A-2 certificates
                               outstanding from time to time, (b) the total
                               principal balance of the class A-3, A-4, A-AB,
                               A-5, A-J, B, C, D and E certificates outstanding
                               from time to time and (c) the lesser of
                               $8,236,000 and the total principal balance of
                               the class F certificates outstanding from time
                               to time;

                            o  during the period following the distribution
                               date in April 2009 through and including the
                               distribution date in October 2009, the sum of
                               (a) the lesser of $312,763,000 and the total
                               principal balance of the class A-2 certificates
                               outstanding from time to time, (b) the total
                               principal balance of the class A-3, A-4, A-AB,
                               A-5, A-J, B, C and D certificates outstanding
                               from time to time and (c) the lesser of
                               $29,472,000 and the total principal balance of
                               the class E certificates outstanding from time
                               to time;

                            o  during the period following the distribution
                               date in October 2009 through and including the
                               distribution date in April 2010, the sum of (a)
                               the lesser of $230,698,000 and the total
                               principal balance of the class A-4 certificates
                               outstanding from time to time, (b) the total
                               principal balance of the class A-AB, A-5, A-J,
                               B, C and D certificates outstanding from time to
                               time and

                                      S-7

                               (c) the lesser of $12,732,000 and the total
                               principal balance of the class E certificates
                               outstanding from time to time;

                            o  during the period following the distribution
                               date in April 2010 through and including the
                               distribution date in April 2011, the sum of (a)
                               the lesser of $136,551,000 and the total
                               principal balance of the class A-4 certificates
                               outstanding from time to time, (b) the lesser of
                               $56,505,000 and the total principal balance of
                               the class A-AB certificates outstanding from
                               time to time, (c) the total principal balance of
                               the class A-5, A-J, B and C certificates
                               outstanding from time to time and (d) the lesser
                               of $24,603,000 and the total principal balance
                               of the class D certificates outstanding from
                               time to time;

                            o  during the period following the distribution
                               date in April 2011 through and including the
                               distribution date in April 2012, the sum of (a)
                               the lesser of $409,833,000 and the total
                               principal balance of the class A-5 certificates
                               outstanding from time to time, (b) the total
                               principal balance of the class A-J, B and C
                               certificates outstanding from time to time and
                               (c) the lesser of $2,435,000 and the total
                               principal balance of the class D certificates
                               outstanding from time to time; and

                            o  following the distribution date in April 2012,
                               $0.

                            The total initial notional amount of the class X-CP
                            certificates will be approximately $1,767,673,000,
                            although it may be as much as 10% larger or
                            smaller.

                            The class R-I, R-II and R-III certificates will not
                            have principal balances or notional amounts. They
                            will be residual interest certificates. The holders
                            of the class R-I, R-II and R-III certificates are
                            not expected to receive any material payments.

B.  TOTAL CREDIT SUPPORT
    AT INITIAL ISSUANCE...  The respective classes of the series 2005-C2 certificates, other than the class R-I, R-II and
                            R-III certificates, will entitle their holders to
                            varying degrees of seniority for purposes of--

                            o  receiving payments of interest and, if and when
                               applicable, payments of principal, and

                            o  bearing the effects of losses on the underlying
                               mortgage loans, as well as default-related and
                               other unanticipated expenses of the trust.

                            In that regard:

                            o  the class A-1, A-2, A-3, A-4, A-AB, A-5, X-CL
                               and X-CP certificates will be the most senior of
                               the series 2005-C2 certificates;

                            o  the class A-J certificates will be the next most
                               senior of the series 2005-C2 certificates; and

                            o  the class B, C, D, E, F, G, H, J, K, L, M, N, P,
                               Q and S certificates will, in the case of each
                               such class, be senior to each other such class,
                               if any, with a later alphabetic class
                               designation.

                            The class R-I, R-II and R-III certificates will be
                            residual interest certificates and will not provide
                            any credit support to the other series 2005-C2
                            certificates.

                            The table on page S-5 of this prospectus supplement
                            shows the approximate total credit support provided
                            to each class of offered certificates, other than
                            the class

                                      S-8

                            X-CP certificates, through the subordination of
                            other classes of the series 2005-C2 principal
                            balance certificates. In the case of each class of
                            offered certificates, exclusive of the class X-CP
                            certificates, the credit support shown in the table
                            on page S-5 of this prospectus supplement
                            represents the total initial principal balance,
                            expressed as a percentage of the initial mortgage
                            pool balance, of all classes of the series 2005-C2
                            principal balance certificates that are subordinate
                            to the indicated class.

C.  PASS-THROUGH RATE....   Each class of the series 2005-C2 certificates,
                            other than the class R-I, R-II and R-III
                            certificates, will bear interest. The table on page
                            S-5 of this prospectus supplement provides the
                            indicated information regarding the pass-through
                            rate at which each of those classes of the series
                            2005-C2 certificates will accrue interest.

                            The pass-through rates for the class A-1, A-2, A-3,
                            A-4 and A-AB certificates will, in the case of each
                            of those classes, be fixed at the rate per annum
                            identified in the table on page S-5 of this
                            prospectus supplement as the initial pass-through
                            rate for the subject class.

                            The pass-through rates for the class A-5, A-J, K,
                            L, M, N, P, Q and S certificates will, in the case
                            of each of those classes, generally be fixed at the
                            rate per annum identified in the table on page S-5
                            of this prospectus supplement as the initial
                            pass-through rate for the subject class. However,
                            with respect to any interest accrual period, if the
                            weighted average of certain net interest rates on
                            the underlying mortgage loans is below the
                            identified initial pass-through rate for the class
                            A-5, A-J, K, L, M, N, P, Q or S certificates, as
                            the case may be, then the pass-through rate that
                            will be in effect for the subject class of series
                            2005-C2 certificates during that interest accrual
                            period will be that weighted average net interest
                            rate.

                            The pass-through rates for the class B, C, D, E and
                            F certificates will, in the case of each of those
                            classes, for any interest accrual period, equal the
                            weighted average of certain net interest rates on
                            the underlying mortgage loans, minus a specified
                            class margin. That specified class margin referred
                            to in the preceding sentence is, as to each such
                            class, set forth below:

                                                          CLASS
                                        CLASS             MARGIN
                                    -------------       -----------

                                      B ............      0.323%
                                      C ............      0.304%
                                      D ............      0.264%
                                      E ............      0.195%
                                      F ............      0.100%

                            The pass-through rates for the class G, H and J
                            certificates will, in the case of each of those
                            classes, for any interest accrual period, equal a
                            weighted average of certain net interest rates on
                            the underlying mortgage loans.

                            The pass-through rate for the class X-CP
                            certificates, for each interest accrual period from
                            and including the initial interest accrual period
                            through and including the interest accrual period
                            that ends in April 2012, will equal the weighted
                            average of the respective strip rates, which we
                            refer to as class X-CP strip rates, at which
                            interest accrues during the subject interest
                            accrual period on the respective components of the
                            total notional amount of the class X-CP
                            certificates outstanding immediately prior to the
                            related distribution date, with

                                      S-9

                            the relevant weighting to be done based upon the
                            relative sizes of those components. Each of those
                            components will be comprised of all or a designated
                            portion of the total principal balance of a
                            specified class of series 2005-C2 principal balance
                            certificates. If all or a designated portion of the
                            total principal balance of any class of series
                            2005-C2 principal balance certificates is
                            identified under "--Total Principal Balance or
                            Notional Amount at Initial Issuance" above as being
                            part of the total notional amount of the class X-CP
                            certificates outstanding immediately prior to any
                            distribution date, then that total principal
                            balance, or designated portion thereof, will
                            represent a separate component of the total
                            notional amount of the class X-CP certificates for
                            purposes of calculating the accrual of interest
                            during the related interest accrual period.

                            For purposes of accruing interest during any
                            interest accrual period from and including the
                            initial interest accrual period through and
                            including the interest accrual period that ends in
                            April 2012, on any particular component of the
                            total notional amount of the class X-CP
                            certificates outstanding immediately prior to the
                            related distribution date, the applicable class
                            X-CP strip rate will equal the excess, if any, of:

                            (1)   the lesser of--

                                  (a)   the reference rate specified on Annex
                                        E to this prospectus supplement for
                                        that interest accrual period, and

                                  (b)   the weighted average of certain net
                                        interest rates on the underlying
                                        mortgage loans for that interest
                                        accrual period, over

                            (2)   the pass-through rate in effect during that
                                  interest accrual period for the class of
                                  series 2005-C2 principal balance certificates
                                  whose total principal balance, or a
                                  designated portion thereof, comprises the
                                  subject component.

                            Following the interest accrual period that ends in
                            April 2012, the class X-CP certificates will cease
                            to accrue interest. In connection therewith, the
                            class X-CP certificates will have a 0% pass-through
                            rate for the interest accrual period beginning in
                            April 2012 and for each interest accrual period
                            thereafter.

                            The pass-through rate for the class X-CL
                            certificates will, with respect to any interest
                            accrual period, equal a weighted average of the
                            respective strip rates, which we refer to as class
                            X-CL strip rates, at which interest accrues during
                            that interest accrual period on the respective
                            components of the total notional amount of the
                            class X-CL certificates outstanding immediately
                            prior to the related distribution date, with the
                            relevant weighting to be done based upon the
                            relative sizes of those components. Each of those
                            components will be comprised of all or a designated
                            portion of the total principal balance of one of
                            the classes of series 2005-C2 principal balance
                            certificates. In general, the total principal
                            balance of each class of series 2005-C2 principal
                            balance certificates will constitute a separate
                            component of the total notional amount of the class
                            X-CL certificates. However, if a portion, but not
                            all, of the total principal balance of any
                            particular class of series 2005-C2 principal
                            balance certificates is identified under "--Total
                            Principal Balance or Notional Amount at Initial
                            Issuance" above as being part of the total notional
                            amount of the class X-CP certificates outstanding
                            immediately prior to any distribution date, then
                            that identified portion of such total principal
                            balance will represent one separate component of
                            the total notional amount of the class X-CL
                            certificates for purposes of calculating the
                            accrual of interest during the related interest
                            accrual period, and

                                      S-10

                            the remaining portion of such total principal
                            balance will represent another separate component
                            of the class X-CL certificates for purposes of
                            calculating the accrual of interest during the
                            related interest accrual period.

                            For purposes of accruing interest during any
                            interest accrual period from and including the
                            initial interest accrual period through and
                            including the interest accrual period that ends in
                            April 2012, on any particular component of the
                            total notional amount of the class X-CL
                            certificates outstanding immediately prior to the
                            related distribution date, the applicable class
                            X-CL strip rate will be calculated as follows:

                            (1)   if the subject component consists of either
                                  the total principal balance, or a designated
                                  portion of the total principal balance, of
                                  any class of series 2005-C2 principal balance
                                  certificates, and if such total principal
                                  balance or such designated portion of such
                                  total principal balance, as applicable, also
                                  constitutes a component of the total notional
                                  amount of the class X-CP certificates
                                  outstanding immediately prior to the related
                                  distribution date, then the applicable class
                                  X-CL strip rate will equal the excess, if
                                  any, of (a) the weighted average of certain
                                  net interest rates on the underlying mortgage
                                  loans, over (b) the greater of (i) the
                                  reference rate specified on Annex E to this
                                  prospectus supplement for that interest
                                  accrual period and (ii) the pass-through rate
                                  in effect during that interest accrual period
                                  for that class of series 2005-C2 principal
                                  balance certificates; and

                            (2)   if the subject component consists of either
                                  the total principal balance, or a designated
                                  portion of the total principal balance, of
                                  any class of series 2005-C2 principal balance
                                  certificates, and if such total principal
                                  balance or such designated portion of such
                                  total principal balance, as applicable, does
                                  not also constitute a component of the total
                                  notional amount of the class X-CP
                                  certificates outstanding immediately prior to
                                  the related distribution date, then the
                                  applicable class X-CL strip rate will equal
                                  the excess, if any, of (a) the weighted
                                  average of certain net interest rates on the
                                  underlying mortgage loans, over (b) the
                                  pass-through rate in effect during that
                                  interest accrual period for that class of
                                  series 2005-C2 principal balance
                                  certificates.

                            Notwithstanding the foregoing, for purposes of
                            accruing interest on the class X-CL certificates
                            during each interest accrual period subsequent to
                            the interest accrual period that ends in April
                            2012, the total principal balance of each class of
                            series 2005-C2 principal balance certificates will
                            constitute a single separate component of the total
                            notional amount of the class X-CL certificates, and
                            the applicable class X-CL strip rate with respect
                            to each of those components for each of those
                            interest accrual periods will equal the excess, if
                            any, of (a) the weighted average of certain net
                            interest rates on the underlying mortgage loans,
                            over (b) the pass-through rate in effect during the
                            subject interest accrual period for the class of
                            series 2005-C2 principal balance certificates whose
                            principal balance makes up that component.

                            The respective initial pass-through rates listed in
                            the table on page S-5 for the class X-CP, X-CL, B,
                            C, D, E, F, G, H and J certificates are each
                            approximate.

                            The references to "certain net interest rates on
                            the underlying mortgage loans" above in this
                            "--Pass-Through Rate" subsection, in connection
                            with the description of the respective pass-through
                            rates for several of the interest-bearing classes
                            of the series 2005-C2 certificates, mean, as to any
                            particular mortgage loan in the trust, an annual
                            rate of interest that is generally equal to (a)

                                      S-11

                            the related mortgage interest rate in effect as of,
                            and without regard to any modification or change to
                            that mortgage interest rate subsequent to, the date
                            of initial issuance of the offered certificates,
                            minus (b) the sum of:

                            o  the annual rate at which the trustee fee is
                               calculated; and

                            o  the annual rate at which the related master
                               servicing fee is calculated (which fee includes
                               any related primary servicing fee payable by the
                               master servicer to any related sub-servicer);

                            provided that, if the subject underlying mortgage
                            loan accrues interest on the basis of the actual
                            number of days elapsed during any one-month
                            interest accrual period in a year assumed to
                            consist of 360 days, then, in some months, the
                            "related mortgage interest rate" referred to above
                            in clause (a) of this sentence will be converted to
                            a 30/360 equivalent annual rate (that is, an annual
                            rate that would generally produce an equivalent
                            amount of interest if accrued on the same principal
                            amount during the same one-month interest accrual
                            period, but on the basis of an assumed 360-day year
                            consisting of twelve 30-day months), prior to
                            subtracting any of the rates referred to in clause
                            (b) of this sentence.

D.  WEIGHTED AVERAGE LIFE
    AND PRINCIPAL WINDOW... The weighted average life of any class of series
                            2005-C2 principal balance certificates refers to the
                            average amount of time that will elapse from the
                            date of their issuance until each dollar to be
                            applied in reduction of the total principal balance
                            of those certificates is paid to the investors. The
                            principal window for any class of series 2005-C2
                            principal balance certificates is the period during
                            which the holders of those certificates will receive
                            payments of principal. The weighted average life and
                            principal window shown in the table on page S-5 of
                            this prospectus supplement for each class of offered
                            certificates, exclusive of the class X-CP
                            certificates, were calculated based on the following
                            assumptions with respect to each underlying mortgage
                            loan--

                            o  the related borrower timely makes all payments
                               on the mortgage loan, and

                            o  the mortgage loan will not be prepaid prior to
                               stated maturity.

                            The weighted average life and principal window
                            shown in the table on page S-5 of this prospectus
                            supplement for each class of offered certificates,
                            exclusive of the class X-CP certificates, were
                            further calculated based on the other modeling
                            assumptions referred to under "Yield and Maturity
                            Considerations" in, and set forth in the glossary
                            to, this prospectus supplement.

E.  RATINGS..............   The ratings shown in the table on page S-5 of this
                            prospectus supplement for the offered certificates
                            are those of Moody's Investors Service, Inc. and
                            Fitch, Inc., respectively. It is a condition to
                            their issuance that the respective classes of the
                            offered certificates receive credit ratings no lower
                            than those shown in the table on page S-5 of this
                            prospectus supplement.

                            The ratings assigned to the respective classes of
                            offered certificates will represent the likelihood
                            of--

                            o  timely receipt by the holders of all interest to
                               which they are entitled on each distribution
                               date, and

                            o  except in the case of the class X-CP
                               certificates, the ultimate receipt by the
                               holders of all principal to which they are
                               entitled by the applicable rated final

                                      S-12

                               distribution date described under "--Relevant
                               Dates and Periods--Rated Final Distribution
                               Date" below.

                            A security rating is not a recommendation to buy,
                            sell or hold securities and the assigning rating
                            agency may revise or withdraw its rating at any
                            time.

                            Further, the ratings on the respective classes of
                            offered certificates do not represent any
                            assessment of: the tax attributes of the offered
                            certificates; the likelihood, frequency or extent
                            of receipt of principal prepayments; the extent to
                            which interest payable on any class of offered
                            certificates may be reduced in connection with
                            prepayment interest shortfalls; the extent of
                            receipt of prepayment premiums, yield maintenance
                            charges or default interest; or the investors'
                            anticipated yield to maturity.

                            See "Ratings" in this prospectus supplement.

                               RELEVANT PARTIES

WHO WE ARE...............   Our name is Structured Asset Securities
                            Corporation II. We are a special purpose Delaware
                            corporation. Our address is 745 Seventh Avenue, New
                            York, New York 10019, and our telephone number is
                            (212) 526-7000. See "Structured Asset Securities
                            Corporation II" in the accompanying prospectus.

INITIAL TRUSTEE..........   LaSalle Bank National Association, a national
                            banking association, will act as the initial trustee
                            on behalf of the series 2005-C2 certificateholders.
                            It maintains an office at 135 South LaSalle Street,
                            Suite 1625, Chicago, Illinois 60603. See
                            "Description of the Offered Certificates--The
                            Trustee" in this prospectus supplement. The trustee
                            will also have, or be responsible for appointing an
                            agent to perform, additional duties with respect to
                            tax administration. Following the transfer of the
                            underlying mortgage loans into the trust, the
                            trustee, on behalf of the trust, will become the
                            mortgagee of record under each underlying mortgage
                            loan.

INITIAL FISCAL AGENT.....   ABN AMRO Bank N.V., a Netherlands banking
                            corporation, will act as the initial fiscal agent
                            with respect to the series 2005-C2 certificates. See
                            "Description of the Offered Certificates--The Fiscal
                            Agent" in this prospectus supplement.

                                      S-13

INITIAL MASTER SERVICER...  Wells Fargo Bank, National Association, a national banking association, will act as the initial master
                            servicer with respect to the underlying mortgage
                            loans. See "Servicing of the Underlying Mortgage
                            Loans--The Initial Master Servicer and the Initial
                            Special Servicer" in this prospectus supplement.
INITIAL SPECIAL
  SERVICER................  Lennar Partners, Inc., a Florida corporation whose name is expected to change in May 2005 to LNR
                            Partners, Inc., will act as the initial special
                            servicer with respect to the underlying mortgage
                            loans. See "Servicing of the Underlying Mortgage
                            Loans--The Initial Master Servicer and the Initial
                            Special Servicer" in this prospectus supplement.
NON-TRUST MORTGAGE
 LOAN NOTEHOLDERS.......... Five (5) underlying mortgage loans are, in each case, part of a loan combination comprised of two
                            (2) or more mortgage loans that are obligations of
                            the same borrower, only one of which will be
                            included in the trust fund. The remaining mortgage
                            loan(s) in a subject loan combination will not be
                            included in the trust fund, provided that all of the
                            mortgage loans in a subject loan combination are
                            together secured by the same mortgage instrument(s)
                            encumbering the same mortgaged real property or
                            properties. The five (5) underlying mortgage loans
                            that are each part of a loan combination are secured
                            by the mortgaged real properties identified on Annex
                            A-1 to this prospectus supplement as Macquarie DDR
                            Portfolio II, Bay Colony Corporate Center, Boulevard
                            Shops, Dayton Mall Shoppes and Smoky Hill,
                            respectively. All of the mortgage loans comprising a
                            given loan combination are cross-defaulted, but none
                            of the loan combinations is cross-collateralized or
                            cross-defaulted with any other loan combination. Set
                            forth below is a discussion of those five (5)
                            subject loan combinations:

                            o  The Macquarie DDR Portfolio II underlying
                               mortgage loan, which has an unpaid principal
                               balance of approximately $157,250,000 and
                               represents 8.1% of the initial mortgage pool
                               balance, is part of a loan combination comprised
                               of two (2) mortgage loans that are both secured
                               by the Macquarie DDR Portfolio II mortgaged real
                               properties. Both of the mortgage loans
                               comprising the Macquarie DDR Portfolio II loan
                               combination are pro rata and pari passu in right
                               of payment with each other, provided however,
                               that, except in connection with an event of
                               default with respect to the Macquarie DDR
                               Portfolio II loan combination, any repayment or
                               prepayment of the Macquarie DDR Portfolio II
                               loan combination, including in connection with a
                               casualty or condemnation, will be applied first
                               to the Macquarie DDR Portfolio II pari passu
                               non-trust mortgage loan until repaid in full. In
                               connection with an event of default with respect
                               to the Macquarie DDR Portfolio II loan
                               combination, those amounts will be applied on a
                               pro rata and pari passu basis. The Macquarie DDR
                               Portfolio II pari passu non-trust mortgage loan
                               is a floating rate mortgage loan and has an
                               unpaid principal balance of $26,450,000. In
                               addition, prior to any defeasance of the
                               Macquarie DDR Portfolio II underlying mortgage
                               loan, the borrower must repay the Macquarie DDR
                               Portfolio II pari passu non-trust mortgage loan
                               in full. The Macquarie DDR Portfolio II pari
                               passu non-trust mortgage loan is currently held
                               by the related mortgage loan seller or an
                               affiliate of the related mortgage loan seller.
                               See "Description of the Mortgage Pool--
                               Significant Underlying Mortgage Loans--The
                               Macquarie DDR Portfolio II Mortgage Loan" in
                               this prospectus supplement.

                            o  The Bay Colony Corporate Center underlying
                               mortgage loan, which has an unpaid principal
                               balance of approximately $145,000,000 and
                               represents 7.5%

                                      S-14

                               of the initial mortgage pool balance, is part of
                               a loan combination comprised of three (3)
                               mortgage loans that are all secured by the Bay
                               Colony Corporate Center mortgaged real property.
                               The Bay Colony Corporate Center underlying
                               mortgage loan is, following the occurrence of
                               certain uncured events of default with respect
                               to the Bay Colony Corporate Center loan
                               combination, generally senior in right of
                               payment to the Bay Colony Corporate Center
                               non-trust mortgage loans. The Bay Colony
                               Corporate Center non-trust mortgage loans have
                               an aggregate principal balance of approximately
                               $55,000,000, are pari passu in right of payment
                               with each other, and are both currently held by
                               the same third-party institutional noteholder.
                               See "Description of the Mortgage
                               Pool--Significant Underlying Mortgage Loans--The
                               Bay Colony Corporate Center Mortgage Loan" in
                               this prospectus supplement.

                            o  The Boulevard Shops underlying mortgage loan,
                               which has an unpaid principal balance of
                               approximately $11,000,000 and represents 0.6% of
                               the initial mortgage pool balance, is part of a
                               loan combination comprised of two (2) mortgage
                               loans that are both secured by the Boulevard
                               Shops mortgaged real property. The Boulevard
                               Shops underlying mortgage loan is, during the
                               continuation of certain events of default with
                               respect to the Boulevard Shops loan combination,
                               generally senior in right of payment to the
                               Boulevard Shops non-trust mortgage loan, which
                               non-trust mortgage loan had an original
                               principal balance of $500,000 and is currently
                               held by one of our affiliates.

                             o The Dayton Mall Shoppes underlying mortgage
                               loan, which has an unpaid principal balance of
                               approximately $3,942,000 and represents 0.2% of
                               the initial mortgage pool balance, is part of a
                               loan combination comprised of two (2) mortgage
                               loans that are both secured by the Dayton Mall
                               Shoppes mortgaged real property. The Dayton Mall
                               Shoppes underlying mortgage loan is, during the
                               continuation of certain events of default with
                               respect to the Dayton Mall Shoppes loan
                               combination, generally senior in right of
                               payment to the Dayton Mall Shoppes non-trust
                               mortgage loan, which non-trust mortgage loan had
                               an original principal balance of $314,000 and is
                               currently held by one of our affiliates.

                            o  The Smoky Hill underlying mortgage loan, which
                               has an unpaid principal balance of approximately
                               $3,650,000 and represents 0.2% of the initial
                               mortgage pool balance, is part of a loan
                               combination comprised of two (2) mortgage loans
                               that are both secured by the Smoky Hill
                               mortgaged real property. The Smoky Hill
                               underlying mortgage loan is, during the
                               continuation of certain events of default with
                               respect to the Smoky Hill loan combination,
                               generally senior in right of payment to the
                               Smoky Hill non-trust mortgage loan, which
                               non-trust mortgage loan had an original
                               principal balance of $228,750 and is currently
                               held by one of our affiliates.

                            Each of the five (5) loan combinations will be
                            serviced under the series 2005-C2 pooling and
                            servicing agreement by the master servicer and the
                            special servicer thereunder. Pursuant to one or
                            more co-lender or similar agreements with respect
                            to each of the loan combinations, the holder of a
                            particular non-trust mortgage loan in the subject
                            loan combination, or a group of holders of
                            non-trust mortgage loans in the subject loan
                            combination (acting together), may be granted
                            various rights and powers, including (a) cure
                            rights with respect to the underlying mortgage loan
                            in that loan combination, (b) a purchase option
                            with

                                      S-15

                            respect to the underlying mortgage loan in that
                            loan combination, (c) the right to advise, direct
                            and/or consult with the applicable servicer
                            regarding various servicing matters, including
                            certain modifications, affecting that loan
                            combination and/or (d) the right to replace the
                            special servicer with respect to that loan
                            combination. In some cases, those rights and powers
                            may be assignable or may be exercised through a
                            representative or designee. See "Description of the
                            Mortgage Pool--Loan Combinations" in this
                            prospectus supplement for a more detailed
                            description, with respect to each loan combination,
                            of the related co-lender arrangement and the
                            priority of payments among the mortgage loans
                            comprising such loan combination. Also, see
                            "Servicing of the Underlying Mortgage Loans--The
                            Series 2005-C2 Controlling Class Representative and
                            the Non-Trust Loan Noteholders" and "--Replacement
                            of the Special Servicer" in this prospectus
                            supplement for a more detailed description of
                            certain of the foregoing rights of the respective
                            non-trust mortgage loan noteholders.

CONTROLLING CLASS
  OF CERTIFICATEHOLDERS...  The holders or beneficial owners of certificates representing a majority interest in a designated
                            controlling class of the series 2005-C2 certificates
                            will have the right, subject to the conditions
                            described under "Servicing of the Underlying
                            Mortgage Loans--The Series 2005-C2 Controlling Class
                            Representative and the Non-Trust Loan Noteholders"
                            and "--Replacement of the Special Servicer" in this
                            prospectus supplement, to--

                            o  replace the existing special servicer under the
                               series 2005-C2 pooling and servicing agreement,
                               with or without cause, or any such special
                               servicer that has resigned, been terminated or
                               otherwise ceased to serve in that capacity,
                               except to the extent that a related non-trust
                               mortgage loan noteholder or its representative
                               may otherwise solely do so with respect to any
                               loan combination, and

                            o  select a representative that may direct and
                               advise the master servicer and/or the special
                               servicer, as applicable, regarding various
                               servicing matters with respect to the underlying
                               mortgage loans under the series 2005-C2 pooling
                               and servicing agreement, except to the extent
                               that a related non-trust mortgage loan
                               noteholder or its representative may otherwise
                               do so with respect to any loan combination.

                            Unless there are significant losses on the
                            underlying mortgage loans, the controlling class of
                            series 2005-C2 certificateholders will be the
                            holders of a non-offered class of series 2005-C2
                            certificates.

UNDERWRITERS.............   Lehman Brothers Inc. and UBS Securities LLC are
                            the underwriters of this offering. With respect to
                            this offering--

                            o  Lehman Brothers Inc. is acting as co-lead
                               manager and sole bookrunner, and

                            o  UBS Securities LLC is acting as co-lead manager.

                            Lehman Brothers Inc. is our affiliate and an
                            affiliate of one or more of the mortgage loan
                            sellers. UBS Securities LLC is an affiliate of
                            another mortgage loan seller. See "Method of
                            Distribution" in this prospectus supplement.

                                      S-16

                          RELEVANT DATES AND PERIODS

CUT-OFF DATE.............   The cut-off date for the mortgage pool will be
                            April 11, 2005. All payments and collections
                            received on the underlying mortgage loans after that
                            cut-off date, excluding any payments or collections
                            that represent amounts due on or before that cut-off
                            date, will belong to the trust.

ISSUE DATE...............   The date of initial issuance for the offered
                            certificates will be on or about April 20, 2005.

DISTRIBUTION DATE........   Payments on the offered certificates are scheduled
                            to occur monthly, commencing in May 2005. During any
                            given month, the distribution date will be the
                            fourth business day following the 11th calendar day
                            of that month or, if that 11th calendar day is not a
                            business day, then the fifth business day following
                            that 11th calendar day.

RECORD DATE..............   The record date for each monthly payment on an
                            offered certificate will be the last business day of
                            the prior calendar month. The registered holders of
                            the series 2005-C2 certificates at the close of
                            business on each record date will be entitled to
                            receive, on the following distribution date, any
                            payments on those certificates, except that the last
                            payment on any offered certificate will be made only
                            upon presentation and surrender of the certificate.

COLLECTION PERIOD........   Amounts available for payment on the offered
                            certificates on any distribution date will depend on
                            the payments and other collections received, and any
                            advances of payments due, on the underlying mortgage
                            loans during the related collection period. In
                            general, each collection period--

                            o  will relate to a particular distribution date,

                            o  will be approximately one month long,

                            o  will begin immediately after the prior
                               collection period ends or, in the case of the
                               first collection period, will begin on the day
                               following the cut-off date, and

                            o  will end on a specified day of the same calendar
                               month in which the related distribution date
                               occurs or, if that specified day is not a
                               business day, then on the immediately following
                               business day.

                            However, the collection period for any distribution
                            date for each of the Macquarie DDR Portfolio II
                            underlying mortgage loan and the Bay Colony
                            Corporate Center underlying mortgage loan may, in
                            each case, differ from the collection period with
                            respect to the rest of the mortgage pool for that
                            distribution date. Accordingly, there may be three
                            collection periods with respect to each
                            distribution date--

                            o  a collection period with respect to the
                               Macquarie DDR Portfolio II underlying mortgage
                               loan,

                            o  a collection period with respect to the Bay
                               Colony Corporate Center underlying mortgage
                               loan, and

                            o  a collection period with respect to the rest of
                               the mortgage pool,

                                      S-17

                            which three collection periods will not necessarily
                            coincide with each other. Unless the context
                            clearly indicates otherwise, references in any
                            other portion of this prospectus supplement to
                            "collection period" will mean, individually and
                            collectively, as applicable, the foregoing three
                            collection periods for the subject distribution
                            date.

INTEREST ACCRUAL PERIOD...  The amount of interest payable with respect to the offered certificates on any distribution date will
                            be a function of the interest accrued during the
                            related interest accrual period. The interest
                            accrual period for any distribution date will be the
                            period commencing on the 11th day of the month
                            preceding the month in which that distribution date
                            occurs and ending on the 10th day of the month in
                            which that distribution date occurs.

RATED FINAL
  DISTRIBUTION DATE.......  The rated final distribution dates for the respective classes of the offered certificates with
                            principal balances are as follows:

                            o  for the class A-1, A-2, A-3, A-4, A-AB A-5 and
                               A-J certificates, the distribution date in April
                               2030; and

                            o  for the class B, C, D and E certificates, the
                               distribution date in April 2040.

                            See "Ratings" in this prospectus supplement.
ASSUMED FINAL
  DISTRIBUTION DATE.......  With respect to any class of offered certificates, the assumed final distribution date is the
                            distribution date on which the holders of those
                            certificates would be expected to receive their last
                            payment and the total principal balance or notional
                            amount, as applicable, of those certificates would
                            be expected to be reduced to zero, based upon--

                            o  the assumption that each borrower timely makes
                               all payments on its underlying mortgage loan;

                            o  the assumption that no borrower prepays its
                               underlying mortgage loan prior to stated
                               maturity; and

                            o  the other modeling assumptions referred to under
                               "Yield and Maturity Considerations" in, and set
                               forth in the glossary to, this prospectus
                               supplement.

                                      S-18

                            Accordingly, the assumed final distribution date
                            for each class of offered certificates is the
                            distribution date in the calendar month and year
                            set forth below for that class:

                                                       MONTH AND YEAR OF
                                                         ASSUMED FINAL
                                         CLASS         DISTRIBUTION DATE
                                   ----------------   ------------------

                                     A-1 ..........      February 2010
                                     A-2 ..........       April 2010
                                     A-3 ..........      January 2011
                                     A-4 ..........       April 2012
                                     A-AB .........      December 2014
                                     A-5 ..........       March 2015
                                     A-J ..........       April 2015
                                     B .... ........      April 2015
                                     C ............       April 2015
                                     D ............       April 2015
                                     E ............       April 2015
                                     X-CP .........       April 2012

                     DESCRIPTION OF THE OFFERED CERTIFICATES

REGISTRATION AND
  DENOMINATIONS...........  We intend to deliver the offered certificates in book-entry form in original denominations of $10,000
                            initial principal balance--or, solely in the case of
                            the class X-CP certificates, $250,000 initial
                            notional amount--and in any greater whole dollar
                            denominations.

                            You will initially hold your offered certificates,
                            directly or indirectly, through The Depository
                            Trust Company, and they will be registered in the
                            name of Cede & Co. as nominee for The Depository
                            Trust Company. As a result, you will not receive a
                            fully registered physical certificate representing
                            your interest in any offered certificate, except
                            under the limited circumstances described under
                            "Description of the Offered
                            Certificates--Registration and Denominations" in
                            this prospectus supplement and under "Description
                            of the Certificates--Book-Entry Registration" in
                            the accompanying prospectus.

PAYMENTS

A.  GENERAL..............   The trustee will make payments of interest and,
                            except in the case of the class X-CL and X-CP
                            certificates, principal to the following classes of
                            series 2005-C2 certificateholders, sequentially as
                            follows:

                                      S-19

                       PAYMENT ORDER               CLASS
                     ----------------   --------------------------

                                         A-1, A-2, A-3, A-4, A-AB,
                       1st ..........       A-5, X-CL and X-CP
                       2nd ..........               A-J
                       3rd ..........                B
                       4th ..........                C
                       5th ..........                D
                       6th ..........                E
                       7th ..........                F
                       8th ..........                G
                       9th ..........                H
                       10th .........                J
                       11th .........                K
                       12th .........                L
                       13th .........                M
                       14th .........                N
                       15th .........                P
                       16th .........                Q
                       17th .........                S

                            The allocation of interest payments among the A-1,
                            will be made on a pro rata basis in accordance with
                            the respective interest entitlements evidenced by
                            those classes of certificates.

                            The class R-I, R-II and R-III certificates do not
                            bear interest and do not entitle their respective
                            holders to payments of interest.

                            The allocation of principal payments among the A-1,
                            A-2, A-3, A-4, A-AB and A-5 classes is described
                            under "--Payments of Principal" below.

                            The class X-CL, X-CP, R-I, R-II and R-III
                            certificates do not have principal balances and do
                            not entitle their respective holders to payments of
                            principal.

                            See "Description of the Offered
                            Certificates--Payments--Priority of Payments" in
                            this prospectus supplement.

B.  PAYMENTS OF INTEREST..  Each class of series 2005-C2 certificates, other than the class R-I, R-II and R-III certificates,
                            will bear interest. In each case, that interest
                            will accrue during each interest accrual period
                            based upon--

                            o  the pass-through rate applicable for the
                               particular class for that interest accrual
                               period,

                            o  the total principal balance or notional amount,
                               as the case may be, of the particular class
                               outstanding immediately prior to the related
                               distribution date, and

                            o  the assumption that each year consists of twelve
                               30-day months.

                            The borrowers under the underlying mortgage loans
                            are generally prohibited from making whole or
                            partial voluntary prepayments that are not
                            accompanied by a full month's interest on the
                            prepayment. If, however, a whole or partial
                            voluntary prepayment (or, to the extent it results
                            from the receipt of insurance proceeds or a
                            condemnation award, a whole or partial involuntary
                            prepayment) on an underlying mortgage loan is not
                            accompanied by the amount of one full

                                      S-20

                            month's interest on the prepayment, then, as and to
                            the extent described under "Description of the
                            Offered Certificates--Payments--Payments of
                            Interest" in this prospectus supplement, the
                            resulting shortfall, less--

                            o  the amount of the master servicing fee that
                               would have been payable from that uncollected
                               interest, and

                            o  in the case of a voluntary prepayment on a
                               non-specially serviced mortgage loan, the
                               applicable portion of the payment made by the
                               master servicer to cover prepayment interest
                               shortfalls resulting from the voluntary
                               prepayments on non-specially serviced mortgage
                               loans during the related collection period,

                            will be allocated to reduce the amount of accrued
                            interest otherwise payable to the holders of all of
                            the interest-bearing classes of the series 2005-C2
                            certificates, including the offered certificates,
                            on a pro rata basis in accordance with the
                            respective amounts of interest actually accrued on
                            those classes during the corresponding interest
                            accrual period.

                            On each distribution date, subject to available
                            funds and the payment priority described under
                            "--Payments--General" above, you will be entitled
                            to receive your proportionate share of all unpaid
                            distributable interest accrued with respect to your
                            class of offered certificates through the end of
                            the related interest accrual period.

                            See "Description of the Offered Certificates--
                            Payments--Payments of Interest" and "--Payments--
                            Priority of Payments" in this prospectus supplement.

C.  PAYMENTS OF
    PRINCIPAL ...........   Subject to available funds and the payment priority
                            described under "--Payments--General" above, the
                            holders of each class of offered certificates,
                            other than the class X-CP certificates, will be
                            entitled to receive a total amount of principal
                            over time equal to the total principal balance of
                            their particular class.

                            The trustee is required to make payments of
                            principal to the holders of the various classes of
                            the series 2005-C2 principal balance certificates
                            in a specified sequential order, such that:

                            o  no payments of principal will be made to the
                               holders of any of the class F, G, H, J, K, L, M,
                               N, P, Q and S certificates until the total
                               principal balance of the offered certificates
                               (exclusive of the class X-CP certificates) is
                               reduced to zero;

                            o  no payments of principal will be made to the
                               holders of the class A-J, B, C, D or E
                               certificates until, in the case of each class of
                               those offered certificates, the total principal
                               balance of all more senior classes of offered
                               certificates (exclusive of the class X-CP
                               certificates) is reduced to zero;

                            o  on any given distribution date, except as
                               described in the paragraph following these
                               bullets, the total principal balance of the
                               class A-AB certificates must be paid down to the
                               applicable scheduled principal balance for that
                               class set forth on Annex F to this prospectus
                               supplement before any payments of principal are
                               made with respect to the class A-1, A-2, A-3,
                               A-4 and/or A-5 certificates; and

                            o  except as described in the immediately preceding
                               bullet or otherwise as described in the
                               paragraph following these bullets, no payments
                               of principal will be made to the holders of the
                               class A-5 certificates until the total

                                      S-21

                               principal balance of the class A-1, A-2, A-3,
                               A-4 and A-AB certificates is reduced to zero, no
                               payments of principal will be made to the
                               holders of the class A-AB certificates until the
                               total principal balance of the class A-1, A-2,
                               A-3 and A-4 certificates is reduced to zero, no
                               payments of principal will be made to the
                               holders of the class A-4 certificates until the
                               total principal balance of the class A-1, A-2
                               and A-3 certificates is reduced to zero, no
                               payments of principal will be made to the
                               holders of the class A-3 certificates until the
                               total principal balance of the class A-1 and A-2
                               certificates is reduced to zero, and no payments
                               of principal will be made to the holders of the
                               class A-2 certificates until the total principal
                               balance of the class A-1 certificates is reduced
                               to zero.

                            Because of losses on the underlying mortgage loans
                            and/or default-related or other unanticipated
                            expenses of the trust, the total principal balance
                            of the class A-J, B, C, D, E, F, G, H, J, K, L, M,
                            N, P, Q and S certificates could be reduced to zero
                            at a time when the class A-1, A-2, A-3, A-4, A-AB
                            and A-5 certificates, or any two or more classes of
                            those certificates, remain outstanding. Under those
                            circumstances, any payments of principal on the
                            outstanding class A-1, A-2, A-3, A-4, A-AB and A-5
                            certificates will be made among those classes of
                            certificates on a pro rata basis in accordance with
                            their respective total principal balances.

                            The total payments of principal to be made on the
                            series 2005-C2 principal balance certificates on
                            any distribution date will, in general, be a
                            function of--

                            o  the amount of scheduled payments of principal
                               due or, in some cases, deemed due on the
                               underlying mortgage loans during the related
                               collection period, which payments are either
                               received as of the end of that collection period
                               or advanced by the master servicer, the trustee
                               or the fiscal agent; and

                            o  the amount of any prepayments and other
                               unscheduled collections of previously unadvanced
                               principal with respect to the underlying
                               mortgage loans that are received during the
                               related collection period.

                            However, if the master servicer, the special
                            servicer, the trustee or the fiscal agent
                            reimburses itself out of general collections on the
                            mortgage pool for any advance that it has
                            determined is not recoverable out of collections on
                            the related underlying mortgage loan, then that
                            advance (together with accrued interest thereon)
                            will be deemed, to the fullest extent permitted, to
                            be reimbursed first out of payments and other
                            collections of principal otherwise distributable on
                            the series 2005-C2 principal balance certificates,
                            prior to being deemed reimbursed out of payments
                            and other collections of interest otherwise
                            distributable on the series 2005-C2 certificates.

                            The class X-CL, X-CP, R-I, R-II and R-III
                            certificates do not have principal balances and do
                            not entitle their holders to payments of principal.

                            See "Description of the Offered
                            Certificates--Payments--Payments of Principal" and
                            "--Payments--Priority of Payments" in this
                            prospectus supplement.

D.  PAYMENTS OF PREPAYMENT
    PREMIUMS AND YIELD
    MAINTENANCE CHARGES...  If any prepayment premium or yield maintenance charge is collected on any of the underlying
                            mortgage loans, then the trustee will pay that
                            amount, net of any liquidation fee or workout fee
                            payable therefrom, in the proportions described

                                      S-22

                            under "Description of the Offered Certificates--
                            Payments--Payments of Prepayment Premiums and Yield
                            Maintenance Charges" in this prospectus supplement,
                            to--

                            o  the holders of the class X-CL certificates;

                            o  the holders of the class X-CP certificates;
                               and/or

                            o  the holders of any of the class A-1, A-2, A-3,
                               A-4, A-AB, A-5, A-J, B, C, D, E, F, G, H and/or
                               J certificates that are then entitled to receive
                               any principal payments.

REDUCTIONS OF CERTIFICATE
  PRINCIPAL BALANCES IN
  CONNECTION WITH LOSSES
  ON THE UNDERLYING
  MORTGAGE LOANS AND
  DEFAULT-RELATED AND
  OTHER UNANTICIPATED
  EXPENSES...............   Because of losses on the underlying mortgage loans
                            (including, for this purpose, advances that are
                            reimbursed out of general collections on the
                            mortgage pool because collections on the related
                            underlying mortgage loan are determined to be
                            insufficient to make such reimbursement) and/or
                            default-related and other unanticipated expenses of
                            the trust, the total principal balance of the
                            mortgage pool, net of outstanding advances of
                            principal, may fall below the total principal
                            balance of the series 2005-C2 principal balance
                            certificates. If and to the extent that those losses
                            on the underlying mortgage loans and/or expenses of
                            the trust cause such a deficit to exist following
                            the payments made on the series 2005-C2 certificates
                            on any distribution date, the total principal
                            balances of the respective classes of series 2005-C2
                            principal balance certificates will be sequentially
                            reduced, in the following order, until that deficit
                            is eliminated:

                               REDUCTION ORDER           CLASS
                              -----------------   ------------------

                                1st ...........            S
                                2nd ...........            Q
                                3rd ...........            P
                                4th ...........            N
                                5th ...........            M
                                6th ...........            L
                                7th ...........            K
                                8th ...........            J
                                9th ...........            H
                                10th ..........            G
                                11th ..........            F
                                12th ..........            E
                                13th ..........            D
                                14th ..........            C
                                15th ..........            B
                                16th ..........           A-J
                                17th ..........     A-1, A-2, A-3,
                                                   A-4, A-AB and A-5

                            Any reduction to the respective total principal
                            balances of the A-1, A-2, A-3, A-4, A-AB and A-5
                            classes will be made on a pro rata basis in
                            accordance with the relative sizes of those
                            principal balances.

                                      S-23

                            See "Description of the Offered
                            Certificates--Reductions of Certificate Principal
                            Balances in Connection with Realized Losses and
                            Additional Trust Fund Expenses" in this prospectus
                            supplement.

ADVANCES OF DELINQUENT
  MONTHLY DEBT
  SERVICE PAYMENTS.......   Except as described below in this "--Advances of
                            Delinquent Monthly Debt Service Payments"
                            subsection, the master servicer will be required to
                            make advances with respect to any delinquent
                            scheduled debt service payments, other than balloon
                            payments, due or assumed due on the underlying
                            mortgage loans, in each case net of related master
                            servicing fees and workout fees. In addition, the
                            trustee must make any of those advances that the
                            master servicer is required, but fails, to make, and
                            the fiscal agent must make any of those advances
                            that the trustee is required, but fails, to make. As
                            described under "Description of the Offered
                            Certificates--Advances of Delinquent Monthly Debt
                            Service Payments" in this prospectus supplement, any
                            party that makes an advance will be entitled to be
                            reimbursed for that advance, together with interest
                            at the prime rate described in that section of this
                            prospectus supplement.

                            Notwithstanding the foregoing, none of the master
                            servicer, the trustee or the fiscal agent will be
                            required to make any advance that it
                            determines--or, with respect to specially serviced
                            mortgage loans and mortgage loans as to which the
                            related mortgaged real properties have been
                            acquired by the trust following default, that the
                            special servicer determines--will not be
                            recoverable from proceeds of the related underlying
                            mortgage loan.

                            If any of the adverse events or circumstances that
                            we refer to under "Servicing of the Underlying
                            Mortgage Loans--Required Appraisals" in, and
                            identify in the glossary to, this prospectus
                            supplement, occurs or exists with respect to any
                            underlying mortgage loan or the mortgaged real
                            property for that mortgage loan, then a new
                            appraisal (or, in cases involving underlying
                            mortgage loans or mortgaged real properties with
                            principal balances or allocated loan amounts, as
                            the case may be, of less than $2,000,000, a
                            valuation estimate of that property) must be
                            obtained or conducted. If, based on that appraisal
                            or other valuation, subject to the discussion below
                            regarding underlying mortgage loans that are part
                            of loan combinations, it is determined that--

                            o  the principal balance of, and other delinquent
                               amounts due under, the subject underlying
                               mortgage loan, exceed

                            o  an amount equal to--

                               1.  90% of the new appraised or estimated value
                                   of that real property (which value may be
                                   subject to reduction by the special servicer
                                   based on its review of the related appraisal
                                   and other relevant information), minus

                               2.  the amount of any obligations secured by
                                   liens on the property, which liens are prior
                                   to the lien of the mortgage loan, plus

                               3.  certain escrows and reserves and any letters
                                   of credit constituting additional security
                                   for the mortgage loan,

                            then the amount otherwise required to be advanced
                            with respect to interest on that mortgage loan will
                            be reduced. The reduction will be in generally the
                            same proportion that the excess, sometimes referred
                            to as an appraisal reduction amount, bears to the
                            principal balance of the mortgage loan, net of
                            related

                                      S-24

                            advances of principal. Due to the payment
                            priorities, any reduction in advances of interest
                            will, in general, reduce the funds available to pay
                            interest on the most subordinate interest-bearing
                            class or classes of series 2005-C2 certificates
                            then outstanding. Appraisal reduction amounts will
                            not affect the principal portion of P&I advances.

                            The calculation of any appraisal reduction amount,
                            as described above under this "--Advances of
                            Delinquent Monthly Debt Service Payments" section,
                            in respect of any underlying mortgage loan that is
                            part of a loan combination will, in each case, take
                            into account all of the mortgage loans comprising
                            the related loan combination. The special servicer
                            will determine whether an appraisal reduction
                            amount exists with respect to the entire subject
                            loan combination based on a calculation that
                            generally treats the subject loan combination as if
                            it was a single underlying mortgage loan.

                            With respect to the Macquarie DDR Portfolio II loan
                            combination, any resulting appraisal reduction
                            amount will be allocated, on a pro rata basis by
                            balance, between the subject underlying mortgage
                            loan and the related non-trust mortgage loan. With
                            respect to the Bay Colony Corporate Center loan
                            combination, the Boulevard Shops loan combination,
                            the Dayton Mall Shoppes loan combination and the
                            Smoky Hill loan combination, any resulting
                            appraisal reduction amount will, in each case, be
                            allocated, first, to the related subordinate
                            non-trust mortgage loan(s) (up to the amount of the
                            outstanding principal balance of, and all accrued
                            and unpaid interest (other than default interest)
                            on, the related subordinate non-trust mortgage
                            loan(s)), and then, to the subject underlying
                            mortgage loan. The amount of advances of interest
                            on any of the underlying mortgage loans that are
                            part of a loan combination will reflect any
                            appraisal reduction amount allocable thereto.

                            See "Description of the Offered
                            Certificates--Advances of Delinquent Monthly Debt
                            Service Payments" and "Servicing of the Underlying
                            Mortgage Loans--Required Appraisals" and
                            "--Servicing and Other Compensation and Payment of
                            Expenses" in this prospectus supplement.  See also
                            "Description of the Certificates--Advances" in the
                            accompanying prospectus.

REPORTS TO
  CERTIFICATEHOLDERS......  On each distribution date, the trustee will provide or make available to the registered holders of the
                            series 2005-C2 certificates a monthly report
                            substantially in the form of Annex D to this
                            prospectus supplement. The trustee's report will
                            detail, among other things, the payments made to the
                            series 2005-C2 certificateholders on that
                            distribution date and the performance of the
                            underlying mortgage loans and the mortgaged real
                            properties.

                            Upon reasonable prior notice, you may also review
                            at the trustee's offices during normal business
                            hours a variety of information and documents that
                            pertain to the underlying mortgage loans and the
                            mortgaged real properties for those loans.

                            See "Description of the Offered
                            Certificates--Reports to Certificateholders;
                            Available Information" in this prospectus
                            supplement.

OPTIONAL TERMINATION.....   Specified parties to the transaction may terminate
                            the trust by purchasing all of the mortgage loans
                            and any foreclosure properties held by the trust,
                            but only when the total principal balance of the
                            mortgage pool, net of outstanding advances of
                            principal, is less than 1.0% of the initial mortgage
                            pool balance.

                                      S-25

                            See "Description of the Offered
                            Certificates--Termination" in this prospectus
                            supplement.

        THE UNDERLYING MORTGAGE LOANS AND THE MORTGAGED REAL PROPERTIES

GENERAL..................   In this section, "--The Underlying Mortgage Loans
                            and the Mortgaged Real Properties," we provide
                            summary information with respect to the mortgage
                            loans that we intend to include in the trust. For
                            more detailed information regarding those mortgage
                            loans, you should review the following sections in
                            this prospectus supplement:

                            o  "Description of the Mortgage Pool;"

                            o  "Risk Factors--Risks Related to the Underlying
                               Mortgage Loans;"

                            o  Annex A-1--Certain Characteristics of Individual
                               Underlying Mortgage Loans;

                            o  Annex A-2--Certain Characteristics of the
                               Mortgage Pool;

                            o  Annex A-3--Certain Monetary Terms of the
                               Underlying Mortgage Loans;

                            o  Annex A-4--Certain Information Regarding
                               Reserves; and

                            o  Annex B--Certain Information Regarding
                               Multifamily Properties.

                            When reviewing the information that we have
                            included in this prospectus supplement, including
                            the Annexes hereto, with respect to the mortgage
                            loans that are to back the offered certificates,
                            please note that--

                            o  All numerical information provided with respect
                               to the underlying mortgage loans is provided on
                               an approximate basis.

                            o  References to initial mortgage pool balance mean
                               the aggregate cut-off date principal balance of
                               all the underlying mortgage loans. We will
                               transfer each of the underlying mortgage loans,
                               at its respective cut-off date principal
                               balance, to the trust. We show the cut-off date
                               principal balance for each of the underlying
                               mortgage loans on Annex A-1 to this prospectus
                               supplement.

                            o  All weighted average information provided with
                               respect to the mortgage loans reflects a
                               weighting based on their respective cut-off date
                               principal balances.

                            o  When information with respect to mortgaged real
                               properties is expressed as a percentage of the
                               initial mortgage pool balance, the percentages
                               are based upon the cut-off date principal
                               balances of the related mortgage loans or
                               allocated portions of those balances.

                            o  Certain statistical information (in particular,
                               information relating to debt service coverage
                               and loan-to-value ratios) in this prospectus
                               supplement regarding the Macquarie DDR Portfolio
                               II underlying mortgage loan, takes into account
                               the corresponding pari passu non-trust mortgage
                               loan. Furthermore, in the case of each of the
                               Bay Colony Corporate Center underlying mortgage
                               loan, the Boulevard Shops underlying mortgage
                               loan, the Smoky Hill underlying mortgage loan
                               and the Dayton Mall Shoppes underlying mortgage
                               loan, that statistical information does not take
                               into account the corresponding subordinate
                               non-trust mortgage loan(s) (even though each
                               corresponding subordinate non-trust mortgage
                               loan is cross-defaulted with the subject
                               underlying mortgage loan). For more information
                               regarding

                                      S-26

                               these loans, see "Description of the Mortgage
                               Pool--Significant Underlying Mortgage Loans--The
                               Macquarie DDR Portfolio II Mortgage Loan,"
                               "--Significant Underlying Mortgage Loans--The
                               Bay Colony Corporate Center Mortgage Loan" and
                               "--Loan Combinations" in this prospectus
                               supplement.

                            o  If any of the mortgage loans is secured by
                               multiple real properties located in more than
                               one state or representing more than one property
                               type, a portion of that mortgage loan has been
                               allocated to each of those properties.

                            o  Whenever we refer to a particular mortgaged real
                               property by name, we mean the mortgaged real
                               property identified by that name on Annex A-1 to
                               this prospectus supplement. Whenever we refer to
                               a particular mortgage loan by name, we mean the
                               mortgage loan secured by the mortgaged real
                               property identified by that name on Annex A-1 to
                               this prospectus supplement.

                            o  Statistical information regarding the mortgage
                               loans may change prior to the date of initial
                               issuance of the offered certificates as a result
                               of changes in the composition of the mortgage
                               pool prior to that date.

                            It has been confirmed to us by Moody's and/or Fitch
                            that six (6) of the mortgage loans that we intend
                            to include in the trust, representing 33.1% of the
                            initial mortgage pool balance, each has, in the
                            context of its inclusion in the mortgage pool,
                            credit characteristics consistent with investment
                            grade-rated obligations. Four (4) of those mortgage
                            loans are described under "Description of the
                            Mortgage Pool--Significant Underlying Mortgage
                            Loans" in this prospectus supplement.

SOURCE OF THE UNDERLYING
  MORTGAGE LOANS.........   We are not the originator of any of the mortgage
                            loans that we intend to include in the trust. We
                            will acquire those mortgage loans from two or more
                            parties. Except in three (3) cases, representing
                            0.6% of the initial mortgage pool balance, each of
                            those mortgage loans was originated by--

                            o  the related mortgage loan seller from whom we
                               acquired the mortgage loan,

                            o  an affiliate of the related mortgage loan
                               seller, or

                            o  a correspondent in the related mortgage loan
                               seller's or its affiliate's conduit lending
                               program.

                            Lehman Brothers Inc. is our affiliate and an
                            affiliate of one or more of the mortgage loan
                            sellers. UBS Securities LLC is an affiliate of
                            another mortgage loan seller.

PAYMENT AND OTHER TERMS...  Each of the mortgage loans that we intend to include in the trust is the obligation of a borrower
                            to repay a specified sum with interest. Repayment of
                            each of the mortgage loans that we intend to include
                            in the trust is secured by a mortgage lien on the
                            fee and/or leasehold interest of the related
                            borrower or another party in one or more commercial
                            or multifamily real properties. Except for limited
                            permitted encumbrances, which we identify in the
                            glossary to this prospectus supplement, that
                            mortgage lien will be a first priority lien.

                                      S-27

                            All of the mortgage loans that we intend to include
                            in the trust are or should be considered
                            nonrecourse. None of those mortgage loans is
                            insured or guaranteed by any governmental agency or
                            instrumentality or by any private mortgage insurer.

                            Each of the mortgage loans that we intend to
                            include in the trust currently accrues interest at
                            the annual rate specified with respect to that loan
                            on Annex A-1 to this prospectus supplement. The
                            mortgage interest rate for each underlying mortgage
                            loan is, in the absence of default, fixed for the
                            entire term of the loan.

                            Subject, in some cases, to a next business day
                            convention--

                            o  Three (3) of the mortgage loans that we intend
                               to include in the trust fund, representing 0.2%
                               of the initial mortgage pool balance, provide
                               for scheduled payments of principal and/or
                               interest to be due on the first day of each
                               month,

                            o  One (1) of the mortgage loans that we intend to
                               include in the trust fund, representing 8.1% of
                               the initial mortgage pool balance, provide for
                               scheduled payments of principal and/or interest
                               to be due on the fifth day of each month, and

                            o  102 of the mortgage loans that we intend to
                               include in the trust fund, representing 91.7% of
                               the initial mortgage pool balance, provide for
                               scheduled payments of principal and/or interest
                               to be due on the eleventh day of each month.

                            All of the mortgage loans that we intend to include
                            in the trust are balloon loans that provide for:

                            o  either (a) amortization schedules that (i) are
                               significantly longer than their respective
                               remaining terms to stated maturity and (ii) in
                               some cases, begin following the end of an
                               initial interest-only period or (b) no
                               amortization prior to stated maturity; and

                            o  a substantial balloon payment of principal on
                               each of their respective maturity dates.

                            Fifteen (15) of the balloon mortgage loans
                            identified in the prior paragraph, representing
                            41.0% of the initial mortgage pool balance, require
                            payments of interest only to be due on each due
                            date until the stated maturity date. Another 25 of
                            the balloon mortgage loans identified in the prior
                            paragraph, representing 25.4% of the initial
                            mortgage pool balance, require payments of interest
                            only to be due until the expiration of a designated
                            interest-only period that ends prior to the related
                            stated maturity date.

DELINQUENCY STATUS.......   None of the mortgage loans that we intend to
                            include in the trust were 30 days or more delinquent
                            with respect to any monthly debt service payment as
                            of the cut-off date or at any time during the
                            12-month period preceding that date.

PREPAYMENT LOCK-OUT,
  DEFEASANCE, PREPAYMENT
  PREMIUM AND YIELD
  MAINTENANCE PERIODS....   An initial prepayment lock-out period is currently
                            in effect for 105 of the mortgage loans that we
                            intend to include in the trust, representing 92.5%
                            of the initial mortgage pool balance. A prepayment
                            lock-out period is a period during

                                      S-28

                            which the principal balance of a mortgage loan may
                            not be voluntarily prepaid in whole or in part.

                            Ninety-four (94) of the mortgage loans that we
                            intend to include in the trust, representing 68.9%
                            of the initial mortgage pool balance, provide for a
                            defeasance period, following the initial prepayment
                            lock-out period. A defeasance period is a period
                            when voluntary prepayments are still prohibited but
                            the related borrower may obtain a full or partial
                            release of the related mortgaged real property from
                            the related mortgage lien by defeasing the mortgage
                            loan through the delivery of non-callable U.S.
                            Treasury securities or other non-callable
                            government securities, within the meaning of
                            section 2(a)(16) of the Investment Company Act of
                            1940, which are acceptable to the applicable rating
                            agencies, as substitute collateral. None of these
                            94 mortgage loans permits defeasance prior to the
                            second anniversary of the date of initial issuance
                            of the offered certificates.

                            Eleven (11) other mortgage loans that we intend to
                            include in the trust, representing 23.7% of the
                            initial mortgage pool balance, each provides for a
                            period, following the initial prepayment lock-out
                            period, when the loan is prepayable together with a
                            yield maintenance charge, but (except as described
                            in the next paragraph) does not provide for
                            defeasance.

                            One (1) of the 11 mortgage loans referred to in the
                            preceding paragraph, representing 8.1% of the
                            initial mortgage pool balance, provides for (a)
                            first, an initial prepayment lock-out period,
                            followed by (b) second, a period when the borrower
                            may prepay such mortgage loan in whole or in part,
                            together with a yield maintenance charge (provided
                            that partial prepayments may not exceed $91,850,000
                            in the aggregate, over the term of the mortgage
                            loan), followed by (c) third, a period when the
                            borrower may, at its election, (i) defease such
                            mortgage loan, in whole or in part, and/or (ii)
                            prepay such mortgage loan in whole or in part,
                            together with a yield maintenance charge (provided
                            that partial prepayments may not exceed $91,850,000
                            in the aggregate, over the term of the mortgage
                            loan); provided, however, that prior to any
                            prepayment or defeasance of the subject underlying
                            mortgage loan, the borrower must prepay the related
                            pari passu non-trust mortgage loan in full. For the
                            purposes of this prospectus supplement, during the
                            period referred to in clauses (b) and (c) above,
                            the entire underlying mortgage loan is treated as
                            being in a prepayment consideration period.

                            One (1) mortgage loan, representing 7.5% of the
                            initial mortgage pool balance, does not provide for
                            an initial prepayment lock-out period and is
                            currently prepayable together with a yield
                            maintenance charge, but does not provide for
                            defeasance.

                            Set forth below is information regarding the
                            remaining terms of the prepayment lock-out and
                            prepayment lock-out/defeasance periods,
                            respectively, for the 105 underlying mortgage loans
                            that currently provide for a prepayment lock-out
                            period:

            Maximum remaining prepayment lock-out or             149 months
              prepayment lock-out/defeasance period ...........
            Minimum remaining prepayment lock-out or              12 months
              prepayment lock-out/defeasance period ...........
            Weighted average remaining prepayment lock-out or     80 months
              prepayment lock-out/defeasance period ...........

                                      S-29

                            Notwithstanding the foregoing, even a mortgage loan
                            in a prepayment lock-out or prepayment
                            lockout/defeasance period may allow for prepayments
                            under limited circumstances. See "Description of
                            the Mortgage Pool -- Terms and Conditions of the
                            Underlying Mortgage Loans -- Other Prepayment
                            Provisions" in this prospectus supplement.

ADDITIONAL STATISTICAL
  INFORMATION

A.  GENERAL
    CHARACTERISTICS.....    The mortgage pool will have the following general
                            characteristics as of the cut-off date:

  Total cut-off date principal balance ....................... $1,942,131,019
  Number of mortgage loans ...................................           106
  Number of mortgaged real properties ........................           228
  Maximum cut-off date principal balance ..................... $ 225,000,000
  Minimum cut-off date principal balance ..................... $     817,343
  Average cut-off date principal balance ..................... $  18,321,991
  Maximum mortgage interest rate .............................         6.730%
  Minimum mortgage interest rate .............................         4.704%
  Weighted average mortgage interest rate ....................         5.450%
  Maximum original term to maturity ..........................     180 months
  Minimum original term to maturity ..........................      60 months
  Weighted average original term to maturity .................      95 months
  Maximum remaining term to maturity .........................     179 months
  Minimum remaining term to maturity .........................      58 months
  Weighted average remaining term to maturity ................      94 months
  Weighted average underwritten debt service coverage                   1.56x
    ratio ....................................................
  Weighted average cut-off date loan-to-value ratio ..........          70.6%

                            In reviewing the foregoing table, please note that:

                            o  The initial mortgage pool balance is subject to
                               a permitted variance of plus or minus 5%.

                            o  Except as described below in the second
                               succeeding bullet, the underwritten debt service
                               coverage ratio for any mortgage loan that is to
                               be included in the trust is equal to the
                               underwritten annual net cash flow for the
                               related mortgaged real property, divided by the
                               product of 12 times the monthly debt service
                               payment due in respect of that underlying
                               mortgage loan on the first due date following
                               the cut-off date or, if that mortgage loan is
                               currently in an interest-only period, on the
                               first due date after the commencement of the
                               scheduled amortization.

                            o  Except as described in the following bullet, the
                               cut-off date loan-to-value ratio for any
                               mortgage loan to be included in the trust is
                               equal to its cut-off date principal balance,
                               divided by the estimated value of the related
                               mortgaged real property as set forth in a
                               related third-party appraisal dated as specified
                               on Annex A-1 to this prospectus supplement.

                                      S-30

                            o  The exceptions to the foregoing calculations of
                               underwritten debt service coverage ratio and
                               cut-off date loan-to-value ratio are as follows:

                               (1)   with respect to the 15 underlying mortgage
                                     loans, collectively representing 41.0% of
                                     the initial mortgage pool balance, that
                                     each provides for payments of interest
                                     only until the related stated maturity
                                     date, the calculation of underwritten debt
                                     service coverage ratio for each of those
                                     underlying mortgage loans is based upon
                                     the actual interest-only payments
                                     (calculated in accordance with the related
                                     loan documents) that will be due in
                                     respect of the subject mortgage loan
                                     during the 12-month period following the
                                     cut-off date;

                               (2)   with respect to the Macquarie DDR
                                     Portfolio II underlying mortgage loan,
                                     which is part of a loan combination
                                     comprised of two (2) pari passu mortgage
                                     loans and no subordinate mortgage loan
                                     (see "Description of the Mortgage
                                     Pool--Loan Combinations" in this
                                     prospectus supplement), the underwritten
                                     debt service coverage ratio and the
                                     cut-off date loan-to-value ratio for the
                                     subject underlying mortgage loan are each
                                     calculated based upon the entire subject
                                     loan combination as if it was a single
                                     underlying mortgage loan; and

                               (3)   with respect to each of the Bay Colony
                                     Corporate Center underlying mortgage loan,
                                     Boulevard Shops underlying mortgage loan,
                                     the Smoky Hill underlying mortgage loan
                                     and the Dayton Mall Shoppes underlying
                                     mortgage loan, each of which underlying
                                     mortgage loans is part of a loan
                                     combination comprised of the subject
                                     underlying mortgage loan and one or more
                                     generally subordinate non-trust mortgage
                                     loans (see "Description of the Mortgage
                                     Pool--Loan Combinations" in this
                                     prospectus supplement), the underwritten
                                     debt service coverage ratio and the
                                     cut-off date loan-to-value ratio for the
                                     subject underlying mortgage loan are each
                                     calculated without regard to the related
                                     non-trust mortgage loan(s) secured by the
                                     related mortgaged real property.

                            o  In the case of some of the mortgage loans that
                               we intend to include in the trust, the
                               calculation of underwritten annual net cash flow
                               for the related mortgaged real property or
                               properties (which is, in turn, used in the
                               calculation of underwritten debt service
                               coverage ratios) was based on certain
                               assumptions regarding projected rental income
                               and/or occupancy, including: (a) the assumption
                               that a particular tenant at the subject
                               mortgaged real property that has executed a
                               lease, but has not yet taken occupancy and/or
                               has not yet commenced paying rent, will take
                               occupancy and commence paying rent on a future
                               date, (b) the assumption that an unexecuted
                               lease that is currently being negotiated with
                               respect to a particular tenant at the subject
                               mortgaged real property or is out for signature
                               will be executed and in place on a future date,
                               (c) the assumption that a portion of the
                               currently vacant and unleased space at the
                               subject mortgaged real property will be leased
                               at current market rates and consistent with
                               occupancy rates of comparable properties in the
                               subject market, (d) the assumption that certain
                               rental income payable on a future date under a
                               signed lease, but where the tenant is in an
                               initial rent abatement or free rent period, will
                               be paid commencing on such future date, (e)
                               assumptions regarding the renewal of particular
                               leases, incremental rent increases and/or the
                               re-leasing of certain space at the subject
                               mortgaged real property, and/or (f) certain
                               additional lease-up assumptions as may be
                               described in the

                                      S-31

                               footnotes to Annex A-1 to this prospectus
                               supplement. There is no assurance that the
                               foregoing assumptions made with respect to any
                               particular underlying mortgage loan will, in
                               fact, be consistent with actual property
                               performance; and, if they are not consistent,
                               actual annual net cash flow for a mortgaged
                               property may be less than the underwritten
                               annual net cash flow presented with respect to
                               that property in this prospectus supplement.

B.  GEOGRAPHIC
    CONCENTRATION .......... The table below shows the number of, and percentage of the initial mortgage pool balance
                             secured by, mortgaged real properties located in
                             the indicated states:

                                            % OF INITIAL
                              NUMBER OF       MORTGAGE
          STATE              PROPERTIES     POOL BALANCE
-------------------------   ------------   -------------

  New York ..............        46             28.2%
  Massachusetts .........         6              9.4%
  Washington ............        17              8.4%
  California ............        25              7.9%
  Texas .................        24              7.4%
  New Jersey ............         7              6.8%
  Florida ...............        20              5.9%
  Connecticut ...........         3              2.7%

                            The remaining mortgaged real properties with
                            respect to the mortgage pool are located throughout
                            24 other states. No more than 2.6% of the initial
                            mortgage pool balance is secured by mortgaged real
                            properties located in any of these other states.

C.  PROPERTY TYPES.......   The table below shows the number of, and
                            percentage of the initial mortgage pool balance
                            secured by, mortgaged real properties predominantly
                            operated for each indicated purpose:

                                                   % OF INITIAL
                                     NUMBER OF       MORTGAGE
          PROPERTY TYPE             PROPERTIES     POOL BALANCE
--------------------------------   ------------   -------------

  Office .......................        56             50.4%
  Retail .......................        56             24.8%
  Anchored Retail ..............        30             16.7%
  Unanchored Retail ............        25              5.1%
  Regional Mall ................         1              3.0%
  Multifamily ..................        44             10.8%
  Hotel ........................        29              5.3%
  Self Storage .................        23              5.2%
  Industrial/Warehouse .........        12              2.4%
  Other ........................         3              0.7%
  Mobile Home Park .............         5              0.5%

D.  ENCUMBERED
    INTERESTS ...........   The table below shows the number of mortgage loans
                            and the percentage of the initial mortgage pool
                            balance represented thereby, that are secured by
                            mortgaged real properties for which the whole or
                            predominant encumbered interest is as indicated:

                                      S-32

       ENCUMBERED INTEREST                         % OF INITIAL
        IN THE MORTGAGED             NUMBER OF       MORTGAGE
          REAL PROPERTY           MORTGAGE LOANS   POOL BALANCE
-------------------------------- ---------------- --------------

  Fee Simple ...................       104              83.8%
  Leasehold ....................         1              11.6%
  Fee Simple/Leasehold .........         1               4.6%

                            It should be noted that each mortgage loan secured
                            by overlapping fee and leasehold interests or by a
                            predominant fee interest and a relatively minor
                            leasehold interest, is presented as being secured
                            by a fee simple interest in this prospectus
                            supplement and is therefore included within the
                            category referred to as "fee simple" in the chart
                            above.

E.  SIGNIFICANT UNDERLYING
    MORTGAGE LOANS.......   The ten (10) largest mortgage loans and/or groups
                            of cross-collateralized mortgage loans that we
                            intend to include in the trust fund, collectively
                            represent 63.4% of the initial mortgage pool
                            balance. For a discussion of those ten (10) largest
                            underlying mortgage loans and/or groups of
                            cross-collateralized underlying mortgage loans, see
                            "Description of the Mortgage Pool--Significant
                            Underlying Mortgage Loans" in this prospectus
                            supplement.

                      LEGAL AND INVESTMENT CONSIDERATIONS

FEDERAL INCOME
  TAX CONSEQUENCES........  The trustee or its agent will make elections to treat designated portions of the assets of the trust
                            as multiple real estate mortgage investment
                            conduits, or REMICs, under sections 860A through
                            860G of the Internal Revenue Code of 1986, as
                            amended. Those multiple REMICs are as follows:

                            o  REMIC I, which will hold, among other things,
                               the underlying mortgage loans;

                            o  REMIC II, which will hold the regular interests
                               in REMIC I; and

                            o  REMIC III, which will hold the regular interests
                               in REMIC II.

                            The offered certificates will be treated as regular
                            interests in REMIC III. This means that they will
                            be treated as newly issued debt instruments for
                            federal income tax purposes. You will have to
                            report income on your offered certificates in
                            accordance with the accrual method of accounting
                            even if you are otherwise a cash method taxpayer.

                            The Class X-CP certificates will be issued with
                            more than a de minimis amount of original issue
                            discount; and the remaining offered certificates
                            will be issued with no original issue discount and,
                            in some cases, may be treated as having been issued
                            at a premium. If you own an offered certificate
                            issued with original issue discount, you may have
                            to report original issue discount income and be
                            subject to a tax on this income before you receive
                            a corresponding cash payment. When determining the
                            rate of accrual of original issue discount, market
                            discount and premium, if any, with respect to the
                            series 2005-C2 certificates for federal income tax
                            purposes, the prepayment assumption used will be
                            that following any date of determination:

                                      S-33

                            o  no mortgage loan in the trust will be prepaid
                               prior to maturity, and

                            o  there will be no extension of maturity for any
                               mortgage loan in the trust.

                            For a more detailed discussion of the federal
                            income tax aspects of investing in the offered
                            certificates, see "Federal Income Tax Consequences"
                            in each of this prospectus supplement and the
                            accompanying prospectus.

ERISA....................   We anticipate that, subject to satisfaction of the
                            conditions referred to under "ERISA Considerations"
                            in this prospectus supplement, retirement plans and
                            other employee benefit plans and arrangements
                            subject to--

                            o  Title I of the Employee Retirement Income
                               Security Act of 1974, as amended, or

                            o  section 4975 of the Internal Revenue Code of
                               1986, as amended,

                            will be able to invest in the offered certificates
                            without giving rise to a prohibited transaction.
                            This is based upon an individual prohibited
                            transaction exemption granted to a predecessor to
                            Lehman Brothers Inc. by the U.S. Department of
                            Labor.

                            If you are a fiduciary of any retirement plan or
                            other employee benefit plan or arrangement subject
                            to Title I of ERISA or section 4975 of the Internal
                            Revenue Code of 1986, as amended, you should review
                            carefully with your legal advisors whether the
                            purchase or holding of the offered certificates
                            could give rise to a transaction that is prohibited
                            under ERISA or section 4975 of the Internal Revenue
                            Code of 1986, as amended. See "ERISA
                            Considerations" in this prospectus supplement and
                            in the accompanying prospectus.

LEGAL INVESTMENT.........   Upon initial issuance, the class A-1, A-2, A-3,
                            A-4, A-AB, A-5, X-CP, A-J, B, C and D certificates
                            will be, and the class E certificates will not be,
                            mortgage related securities within the meaning of
                            the Secondary Mortgage Market Enhancement Act of
                            1984, as amended. All institutions whose investment
                            activities are subject to legal investment laws and
                            regulations, regulatory capital requirements or
                            review by regulatory authorities should consult with
                            their own legal advisors in determining whether and
                            to what extent the offered certificates will be
                            legal investments for them. See "Legal Investment"
                            in this prospectus supplement and in the
                            accompanying prospectus.

INVESTMENT
  CONSIDERATIONS..........  The rate and timing of payments and other collections of principal on or with respect to the
                            underlying mortgage loans may affect the yield to
                            maturity on your offered certificates. In the case
                            of any offered certificate purchased at a discount
                            from its principal balance, a slower than
                            anticipated rate of payments and other collections
                            of principal on the underlying mortgage loans could
                            result in a lower than anticipated yield. In the
                            case of any offered certificate purchased at a
                            premium from its principal balance, a faster than
                            anticipated rate of payments and other collections
                            of principal on the underlying mortgage loans could
                            result in a lower than anticipated yield.

                            In addition, if you are contemplating the purchase
                            of class X-CP certificates, you should be aware
                            that--

                            o  the yield to maturity on the class X-CP
                               certificates will be highly sensitive to the
                               rate and timing of any principal prepayments
                               and/or other early liquidations of the
                               underlying mortgage loans;

                                      S-34

                            o  a faster than anticipated rate of payments and
                               other collections of principal on the underlying
                               mortgage loans could result in a lower
                               anticipated yield with respect to the class X-CP
                               certificates, and

                            o  an extremely rapid rate of prepayments and/or
                               other liquidations of the underlying mortgage
                               loans could result in a complete or partial loss
                               of your initial investment with respect to the
                               class X-CP certificates.

                            The yield on any offered certificate with a
                            variable or capped pass-through rate could also be
                            adversely affected if the underlying mortgage loans
                            with relatively higher net mortgage interest rates
                            pay principal faster than the mortgage loans with
                            relatively lower net mortgage interest rates. In
                            addition, the pass-through rate for, and yield on,
                            the class X-CP certificates will vary with changes
                            in the relative sizes of the respective components
                            that make up the related total notional amount of
                            that class, with each of those components
                            consisting of the total principal balance, or a
                            designated portion of the total principal balance,
                            of a class of series 2005-C2 principal balance
                            certificates.

                            See "Yield and Maturity Considerations" in this
                            prospectus supplement and in the accompanying
                            prospectus.

                                      S-35

                                 RISK FACTORS

     The offered certificates are not suitable investments for all investors.
You should not purchase any offered certificates unless you understand and are able to bear the risks associated with those certificates.

     The offered certificates are complex securities and it is important that you possess, either alone or together with an investment advisor, the expertise necessary to evaluate the information contained in this prospectus supplement and the accompanying prospectus in the context of your financial situation.

     You should consider the following factors, as well as those set forth under "Risk Factors" in the accompanying prospectus, in deciding whether to purchase any offered certificates. The "Risk Factors" section in the accompanying prospectus includes a number of general risks associated with making an investment in the offered certificates.

RISKS RELATED TO THE OFFERED CERTIFICATES

     The Class A-J, B, C, D and E Certificates Are Subordinate to, and Are
Therefore Riskier than, the Class A-1, A-2, A-3, A-4, A-AB and A-5
Certificates. If you purchase class A-J, B, C, D and E certificates, then your offered certificates will provide credit support to other classes of series
2005-C2 certificates, including the A-1, A-2, A-3, A-4, A-AB, A-5, X-CP and
X-CL classes. As a result, you will receive payments after, and must bear the effects of losses on the underlying mortgage loans before, the holders of those other classes of series 2005-C2 certificates.

     When making an investment decision, you should consider, among other things--

     o    the payment priorities of the respective classes of the series 2005-C2 certificates,

     o    the order in which the principal balances of the respective classes of the series 2005-C2 certificates with balances will be reduced in connection with losses and default-related shortfalls, and

     o    the characteristics and quality of the mortgage loans in the trust.

     See "Description of the Mortgage Pool" and "Description of the Offered
Certificates--Payments" and "--Reductions of Certificate Principal Balances in
Connection with Realized Losses and Additional Trust Fund Expenses" in this prospectus supplement. See also "Risk Factors--The Investment Performance of
Your Offered Certificates Will Depend Upon Payments, Defaults and Losses on the
Underlying Mortgage Loans; and Those Payments, Defaults and Losses May Be
Highly Unpredictable," "--Any Credit Support for Your Offered Certificates May
Be Insufficient to Protect You Against All Potential Losses" and "--Payments on
the Offered Certificates Will Be Made Solely from the Limited Assets of the
Related Trust, and Those Assets May Be Insufficient to Make All Required
Payments on Those Certificates" in the accompanying prospectus.

     The Offered Certificates Have Uncertain Yields to Maturity. The yields on your offered certificates will depend on--

     o    the price you paid for your offered certificates, and

     o    the rate, timing and amount of payments on your offered certificates.

     The rate, timing and amount of payments on your offered certificates will depend on:

     (a)  the pass-through rate for, and other payment terms of, your offered certificates;

     (b)  the rate and timing of payments and other collections of principal on the underlying mortgage loans;

     (c)  the rate and timing of defaults, and the severity of losses, if any, on the underlying mortgage loans;

     (d)  the rate, timing, severity and allocation of other shortfalls and expenses that reduce amounts available for payment on your offered certificates;

     (e)  the collection and payment of prepayment premiums and yield maintenance charges with respect to the underlying mortgage loans; and

     (f)  servicing decisions with respect to the underlying mortgage loans.

     In general, these factors cannot be predicted with any certainty.
Accordingly, you may find it difficult to determine the effect that these factors might have on the yield to maturity of your offered certificates.

     See "Description of the Mortgage Pool," "Servicing of the Underlying
Mortgage Loans," "Description of the Offered Certificates--Payments" and
"--Reductions of Certificate Principal Balances in Connection with Realized
Losses and

                                      S-36

Additional Trust Fund Expenses" and "Yield and Maturity Considerations" in this prospectus supplement. See also "Risk Factors--The Investment Performance of
Your Offered Certificates Will Depend Upon Payments, Defaults and Losses on the
Underlying Mortgage Loans; and Those Payments, Defaults and Losses May Be
Highly Unpredictable" and "Yield and Maturity Considerations" in the
accompanying prospectus.

     The Investment Performance of Your Offered Certificates May Vary
Materially and Adversely from Your Expectations Because the Rate of Prepayments and Other Unscheduled Collections of Principal on the Underlying Mortgage Loans
Is Faster or Slower than You Anticipated. If you purchase any offered certificate at a premium from its principal balance, and if payments and other collections of principal on the mortgage loans in the trust occur at a rate faster than you anticipated at the time of your purchase, then your actual yield to maturity may be lower than you had assumed at the time of your purchase. Conversely, if you purchase any offered certificate at a discount from its principal balance, and if payments and other collections of principal on the mortgage loans in the trust occur at a rate slower than you anticipated at the time of your purchase, then your actual yield to maturity may be lower than you had assumed at the time of your purchase.

     If you purchase a class X-CP certificate, your yield to maturity will be particularly sensitive to the rate and timing of principal payments on the underlying mortgage loans. Depending on the timing thereof, a payment of principal in reduction of the total principal balance of the class A-1, A-2,
A-3, A-4, A-AB, A-5, A-J, B, C, D, E and F certificates may result in a reduction in the total notional amount of the class X-CP certificates.
Accordingly, if principal payments on the underlying mortgage loans occur at a rate faster than that assumed at the time of purchase, then your actual yield to maturity with respect to the class X-CP certificates may be lower than that assumed at the time of purchase. Your yield to maturity could also be adversely affected by--

     o    the repurchase of any underlying mortgage loan in connection with a material breach of representation and warranty or a material document omission, all as described under "Description of the Mortgage
          Pool--Cures and Repurchases" in this prospectus supplement, and

     o    the termination of the trust, as described under "Description of the
          Offered Certificates--Termination" in this prospectus supplement.

     Prior to investing in the class X-CP certificates, you should fully consider the associated risks, including the risk that an extremely rapid rate of amortization, prepayment or other early liquidation of the underlying mortgage loans could result in your failure to fully recover your initial investment. The ratings on the class X-CP certificates do not address whether a purchaser of those certificates would be able to recover its initial investment in them.

     You should consider that prepayment premiums and yield maintenance charges may not be collected in all circumstances. Furthermore, even if a prepayment premium or yield maintenance charge is collected and payable on your offered certificates, it may not be sufficient to offset fully any loss in yield on your offered certificates resulting from the corresponding prepayment.

     The yield on any offered certificate with a variable or capped pass-through rate could also be adversely affected if the underlying mortgage loans with relatively higher net mortgage interest rates pay principal faster than the mortgage loans with relatively lower net mortgage interest rates. In addition, the pass-through rate for, and yield on, the class X-CP certificates will vary with changes in the relative sizes of the respective components that make up the related total notional amount of that class, with each of those components consisting of the total principal balance, or a designated portion of the total principal balance, of a class of series 2005-C2 principal balance certificates.

     The Interests of the Series 2005-C2 Controlling Class Certificateholders
May Be in Conflict with the Interests of the Offered Certificateholders. The holders or beneficial owners of series 2005-C2 certificates representing a majority interest in the controlling class of series 2005-C2 certificates will be entitled to: (a) appoint a representative having the rights and powers described and/or referred to under "Servicing of the Underlying Mortgage
Loans--The Series 2005-C2 Controlling Class Representative and the Non-Trust
Loan Noteholders" in this prospectus supplement; and (b) replace the special servicer under the series 2005-C2 pooling and servicing agreement, subject to satisfaction of the conditions described under "Servicing of the Underlying
Mortgage Loans--Replacement of the Special Servicer by the Series 2005-C2
Controlling Class" in this prospectus supplement. Among other things, the series 2005-C2 controlling class representative may direct the special servicer under the series 2005-C2 pooling and servicing agreement to take, or to refrain from taking, certain actions with respect to the servicing and/or administration of any specially serviced mortgage loans and foreclosure properties in the trust fund that the series 2005-C2 controlling class representative may consider advisable, except to the extent that, in connection with any such underlying mortgage loan that is part of a loan combination, a related non-trust mortgage loan noteholder or a designee or representative thereof may otherwise do so.

                                      S-37

     In the absence of significant losses on the underlying mortgage loans, the series 2005-C2 controlling class will be a non-offered class of series 2005-C2 certificates. The series 2005-C2 controlling class certificateholders are therefore likely to have interests that conflict with those of the holders of the offered certificates. You should expect that the series 2005-C2 controlling class representative will exercise its rights and powers on behalf of the series 2005-C2 controlling class certificateholders, and it will not be liable to any other class of series 2005-C2 certificateholders for so doing.

     Additional Compensation to the Master Servicer and the Special Servicer
and Interest on Advances Will Affect Your Right to Receive Distributions on
Your Offered Certificates. To the extent described in this prospectus supplement, the master servicer, the special servicer, the trustee and the fiscal agent will each be entitled to receive interest on unreimbursed advances made by that party with respect to the underlying mortgage loans. This interest will generally accrue from the date on which the related advance was made or the related expense was incurred through the date of reimbursement. In addition, under certain circumstances, including a default by the borrower in the payment of principal and interest on an underlying mortgage loan, that mortgage loan will become specially serviced and the special servicer will be entitled to compensation for performing special servicing functions pursuant to the series 2005-C2 pooling and servicing agreement. The right to receive interest on advances or special servicing compensation is senior to the rights of certificateholders to receive distributions on the offered certificates.
Thus, the payment of interest on advances and the payment of special servicing compensation may lead to shortfalls in amounts otherwise distributable on your offered certificates.

RISKS RELATED TO THE UNDERLYING MORTGAGE LOANS

     The Absence of or Inadequacy of Insurance Coverage on the Mortgaged
Properties May Adversely Affect Payments on Your Certificates. After the
September 11, 2001 terrorist attacks in New York City, the Washington, D.C.
area and Pennsylvania, the cost of insurance coverage for acts of terrorism increased and the availability of such insurance decreased. In an attempt to redress this situation, President George W. Bush signed into law the Terrorism
Risk Insurance Act of 2002, which established a three-year federal back-stop program under which the federal government and the insurance industry share in the risk of loss associated with certain future terrorist attacks. Pursuant to the provisions of the act, (a) qualifying insurers must offer terrorism insurance coverage in all property and casualty insurance policies on terms not materially different than terms applicable to other losses, (b) the federal government will reimburse insurers 90% of amounts paid on claims, in excess of a specified deductible, provided that aggregate property and casualty insurance losses resulting from an act of terrorism exceed $5,000,000, (c) the federal government's aggregate insured losses are limited to $100 billion per program year, (d) reimbursement to insurers will require a claim based on a loss from a terrorist act, (e) to qualify for reimbursement, an insurer must have previously disclosed to the policyholder the premium charged for terrorism coverage and its share of anticipated recovery for insured losses under the federal program, and (f) the federal program by its terms will terminate
December 31, 2005. With regard to policies in existence on November 26, 2002, the act provides that any terrorism exclusion in a property and casualty insurance contract in force on such date is void if such exclusion exempts losses that would otherwise be subject to the act, provided, that an insurer may reinstate such a terrorism exclusion if the insured either (x) authorizes such reinstatement in writing or (y) fails to pay the premium increase related to the terrorism coverage within 30 days of receiving notice of such premium increase and of its rights in connection with such coverage.

     The Terrorism Risk Insurance Act of 2002 only applies to losses resulting from attacks that have been committed by individuals on behalf of a foreign person or foreign interest, and does not cover acts of purely domestic terrorism. Further, any such attack must be certified as an "act of terrorism"
by the federal government, which decision is not subject to judicial review. As a result, insurers may continue to try to exclude from coverage under their policies losses resulting from terrorist acts not covered by the act. Moreover, the act's deductible and copayment provisions still leave insurers with high potential exposure for terrorism-related claims. Because nothing in the act prevents an insurer from raising premium rates on policyholders to cover potential losses, or from obtaining reinsurance coverage to offset its increased liability, the cost of premiums for such terrorism insurance coverage is still expected to be high. Finally, upon expiration, in December 2005, of the federal insurance back-stop program established by the act, it is feasible that such program will not be renewed and that subsequent or alternative terrorism legislation will not be passed.

     With respect to substantially all of the mortgage loans that we intend to include in the trust, the related loan documents generally provide that either
(a) the borrowers are required to maintain full or partial insurance coverage for property damage to the related mortgaged real property against certain acts of terrorism (except that, in certain instances, including in the case of several of the mortgage loans described under "Description of the Mortgage
Pool--Significant Underlying Mortgage Loans" in this prospectus supplement, the requirement to obtain such insurance coverage may be subject to the commercial availability of that coverage, certain limitations with respect to the cost thereof and/or whether such hazards are at the time commonly insured against for property similar to such mortgaged real properties and located in or around the

                                      S-38

region in which such mortgaged real property is located), (b) the borrowers are required to provide such additional insurance coverage as lender may reasonably require to protect its interests or to cover such hazards as are commonly insured against for similarly situated properties, (c) a credit-rated tenant is obligated to restore the mortgaged real property in the event of a casualty, or
(d) a principal of the borrower has agreed to be responsible for losses resulting from terrorist acts which are not otherwise covered by insurance. If the related mortgage loan documents do not expressly require insurance against acts of terrorism, but permit the lender to require such other insurance as is reasonable, the related borrower may challenge whether maintaining insurance against acts of terrorism is reasonable in light of all the circumstances, including the cost.

     In the case of some of the mortgaged real properties securing mortgage loans that we intend to include in the trust fund, the insurance covering any of such mortgaged real properties for acts of terrorism may be provided through a blanket policy that also covers properties unrelated to the trust fund. Acts of terrorism at those other properties could exhaust coverage under the blanket policy. No representation is made as to the adequacy of any such insurance coverage provided under a blanket policy, in light of the fact that multiple properties are covered by that policy.

     If a borrower is required to maintain insurance for terrorist or similar acts that was not previously maintained, the borrower may incur higher costs for insurance premiums in obtaining such coverage which would have an adverse effect on the net cash flow of the related mortgaged real property. Further, if the federal insurance back-stop program referred to in the third and fourth preceding paragraphs is not extended or renewed, premiums for terrorism insurance coverage will likely increase and/or the terms of such insurance may be materially amended to enlarge stated exclusions or to otherwise effectively decrease the scope of coverage available. In addition, in the event that any mortgaged real property securing an underlying mortgage loan sustains damage as a result of an uninsured terrorist or similar act, such damaged mortgaged real property may not generate adequate cash flow to pay, and/or provide adequate collateral to satisfy, all amounts owing under such mortgage loan, which could result in a default on that mortgage loan and, potentially, losses on some classes of the series 2005-C2 certificates.

     Repayment of the Underlying Mortgage Loans Depends on the Operation of the
Mortgaged Real Properties. The underlying mortgage loans are secured by mortgage liens on fee and/or leasehold interests in the following types of real property:

     o    office;

     o    anchored retail;

     o    multifamily rental;

     o    hotel;

     o    self-storage;

     o    unanchored retail;

     o    regional mall;

     o    industrial/warehouse;

     o    other; and

     o    mobile home park.

     The risks associated with lending on these types of real properties are inherently different from those associated with lending on the security of single-family residential properties. This is because, among other reasons, repayment of each of the underlying mortgage loans is dependent on--

     o    the successful operation and value of the related mortgaged real property, and

     o    the related borrower's ability to refinance the mortgage loan or sell the related mortgaged real property.

     See "Risk Factors--Repayment of a Commercial or Multifamily Mortgage Loan
Depends Upon the Performance and Value of the Underlying Real Property, Which
May Decline Over Time, and the Related Borrower's Ability to Refinance the
Property, of Which There Is No Assurance" and "Description of the Trust
Assets--Mortgage Loans--A Discussion of the Various Types of Multifamily and
Commercial Properties that May Secure Mortgage Loans Underlying a Series of
Offered Certificates" in the accompanying prospectus.

     Risks Associated with Condominium Ownership. One (1) mortgage loan that we intend to include in the trust, secured by the mortgaged real property identified on Annex A-1 to this prospectus supplement as Food Emporium, representing 0.9% of the initial mortgage pool balance, is secured by the related borrower's interest in a commercial condominium unit.

                                      S-39

     In the case of condominiums, a condominium owner is generally responsible for the payment of common area maintenance charges. In the event those charges are not paid when due, the condominium association may have a lien for those unpaid charges against the owner of the subject condominium unit, and, in some cases, pursuant to the condominium declaration, the lien of the mortgage for a related mortgage loan is subordinate to that lien for unpaid common area maintenance charges. In addition, pursuant to many condominium declarations, the holders of the remaining units would become responsible for the common area maintenance charges that remain unpaid by any particular unit holder.

     Further, in the case of condominiums, a board of managers generally has discretion to make decisions affecting the condominium building and there is no assurance that the borrower under a mortgage loan secured by one or more interests in that condominium will have any control over decisions made by the related board of managers. Thus, decisions made by that board of managers, including regarding assessments to be paid by the unit owners, insurance to be maintained on the condominium building, restoration following a casualty and many other decisions affecting the maintenance of that building, may not be consistent with the mortgage loan documents and may have an adverse impact on the underlying mortgage loans that are secured by mortgaged real properties consisting of such condominium interests.

     There can be no assurance that the related board of managers will always act in the best interests of the borrower under those mortgage loans. Further, due to the nature of condominiums, a default on the part of the borrower with respect to such mortgaged real properties will not allow the special servicer the same flexibility in realizing on the collateral as is generally available with respect to commercial properties that are not condominiums. The rights of other unit owners, the documents governing the management of the condominium units and the state and local laws applicable to condominium units must be considered. In addition, in the event of a casualty with respect to the subject mortgaged real property, due to the possible existence of multiple loss payees on any insurance policy covering such mortgaged real property, there could be a delay in the restoration of the mortgaged real property and/or the allocation of related insurance proceeds, if any. Consequently, servicing and realizing upon the collateral described above could subject the series 2005-C2 certificateholders to a greater delay, expense and risk than with respect to a mortgage loan secured by a commercial property that is not a condominium.

     The Underlying Mortgage Loans Have a Variety of Characteristics Which May
Expose Investors to Greater Risk of Default and Loss. When making an investment decision, you should consider, among other things, the following characteristics of the underlying mortgage loans and/or the mortgaged real properties for those loans. Any or all of these characteristics can affect, perhaps materially and adversely, the investment performance of your offered certificates. Several of the items below include a cross-reference to where the associated risks are further discussed in this prospectus supplement or in the accompanying prospectus. In addition, several of those items may include a cross reference to where further information about the particular characteristic may be found in this prospectus supplement.

     o    The Mortgaged Real Property Will Be the Sole Asset Available to
          Satisfy the Amounts Owing Under an Underlying Mortgage Loan in the
          Event of Default. All of the mortgage loans that we intend to include in the trust are or should be considered nonrecourse loans. You should anticipate that, if the related borrower defaults on any of the underlying mortgage loans, only the mortgaged real property and any additional collateral for the relevant loan, such as escrows or letters of credit, but none of the other assets of the borrower, is available to satisfy the debt. Even if the related loan documents permit recourse to the borrower or a guarantor, the trust may not be able to ultimately collect the amount due under a defaulted mortgage loan or under a guaranty. None of the mortgage loans are insured or guaranteed by any governmental agency or instrumentality or by any private mortgage insurer. See "Risk Factors--Repayment of a Commercial or Multifamily Mortgage Loan Depends Upon the Performance and Value of
          the Underlying Real Property, Which May Decline Over Time, and the
          Related Borrower's Ability to Refinance the Property, of Which There
          Is No Assurance--Most of the Mortgage Loans Underlying Your Offered
          Certificates Will Be Nonrecourse" in the accompanying prospectus.

     o    In Some Cases, Payments on an Underlying Mortgage Loan Are Dependent
          on a Single Tenant or on One or a Few Major Tenants at the Related
          Mortgaged Real Property. In the case of 85 mortgaged real properties, securing 43.2% of the initial mortgage pool balance, the related borrower has leased the property to at least one tenant that occupies
          25% or more of the particular property. In the case of 26 of those properties, securing 6.2% of the initial mortgage pool balance, the related borrower has leased the particular property to a single tenant that occupies 90% or more of the property. For example, Wal-Mart is the sole tenant at the mortgaged real property identified on Annex A-1 to this prospectus supplement as Lake Geneva Centre, which secures a mortgage loan that represents 0.4% of the initial mortgage pool balance. Accordingly, the full and timely payment of each of the related underlying mortgage loans is highly dependent on the continued
          operation of one or more major tenants, which, in some cases, is the sole tenant at the mortgaged real property. See "Risk
          Factors--Repayment of a Commercial or Multifamily Mortgage

                                      S-40

          Loan Depends Upon the Performance and Value of the Underlying Real
          Property, Which May Decline Over Time, and the Related Borrower's
          Ability to Refinance the Property, of Which There Is No Assurance--The
          Successful Operation of a Multifamily or Commercial Property Depends
          on Tenants," "--Repayment of a Commercial or Multifamily Mortgage Loan
          Depends Upon the Performance and Value of the Underlying Real
          Property, Which May Decline Over Time, and the Related Borrower's
          Ability to Refinance the Property, of Which There Is No
          Assurance--Dependence on a Single Tenant or a Small Number of Tenants
          Makes a Property Riskier Collateral" and "--Repayment of a Commercial
          or Multifamily Mortgage Loan Depends Upon the Performance and Value of
          the Underlying Real Property, Which May Decline Over Time and the
          Related Borrower's Ability to Refinance the Property, of Which There
          Is No Assurance--Tenant Bankruptcy Adversely Affects Property
          Performance" in the accompanying prospectus.

     o    Ten Percent or More of the Initial Mortgage Pool Balance Will Be
          Secured by Mortgage Liens on the Respective Borrower's Interests in
          Each of the Following Property Types--Office, Retail and Multifamily.
          Fifty-six (56) of the mortgaged real properties, securing 50.4% of the initial mortgage pool balance, are primarily used for office purposes.
          Some of those office properties are heavily dependent on one or a few major tenants that lease a substantial portion of the related mortgaged real property.

          A number of factors may adversely affect the value and successful operation of an office property. Some of these factors include:

          1.   the strength, stability, number and quality of the tenants;

          2.   accessibility from surrounding highways/streets;

          3.   the physical condition and amenities of the subject building in relation to competing buildings, including the condition of the
               HVAC system, parking and the subject building's compatibility with current business wiring requirements;

          4.   whether the area is a desirable business location, including local labor cost and quality, access to transportation, tax environment, including tax benefits, and quality of life issues, such as schools and cultural amenities; and

          5.   the financial condition of the owner of the subject property.

          See "Description of the Trust Assets--Mortgage Loans--A Discussion of
          the Various Types of Multifamily and Commercial Properties that May
          Secure Mortgage Loans Underlying a Series of Offered
          Certificates--Office Properties" in the accompanying prospectus.

          Fifty-six (56) of the mortgaged real properties, securing 24.8% of the initial mortgage pool balance, are primarily used for retail purposes.
          A number of factors may adversely affect the value and successful operation of a retail property. Some of these factors include:

          1.   the strength, stability, number and quality of the tenants;

          2.   tenants' sales;

          3.   tenant mix;

          4.   whether the subject property is in a desirable location;

          5.   the physical condition and amenities of the subject building in relation to competing buildings;

          6.   competition from nontraditional sources such as catalog
               retailers, home shopping networks, electronic media shopping, telemarketing and outlet centers;

          7.   whether a retail property is anchored, shadow anchored or
               unanchored and, if anchored or shadow anchored, the strength, stability, quality and continuous occupancy of the anchor tenant or the shadow anchor, as the case may be, are particularly important factors; and

          8.   the financial condition of the owner of the subject property.

          We consider 31 of the subject retail properties (which include regional malls), securing 19.7% of the initial mortgage pool balance, to be anchored, including shadow anchored; and 25 of the subject retail properties, securing 5.1% of the initial mortgage pool balance, to be unanchored. Retail properties that are anchored have traditionally been perceived as less risky than unanchored properties.
          As to any given retail property, an anchor tenant is generally

                                      S-41

          understood to be a nationally or regionally recognized tenant whose space is, in general, materially larger in size than the space occupied by other tenants at the subject property and is important in attracting customers to the subject property. A shadow anchor is a store or business that satisfies the criteria for an anchor tenant, but which may be located at an adjoining property or on a portion of the subject retail property that is not collateral for the related mortgage loan.

          At some retail properties, the anchor tenant owns the space it occupies. In those cases where the property owner does not control the space occupied by the anchor tenant, the property owner may not be able to take actions with respect to the space that it otherwise typically would, such as granting concessions to retain an anchor tenant or removing an ineffective anchor tenant. In some cases, an anchor tenant (or a shadow anchor tenant) may cease to operate at the property, thereby leaving its space unoccupied even though it continues to own or pay rent on the vacant space. If an anchor tenant or a shadow anchor tenant ceases operations at a retail property or if their sales do not reach a specified threshold, other tenants at the property may be entitled to terminate their leases prior to the scheduled termination date or to pay rent at a reduced rate for the remaining term of the lease.

          See "Description of the Trust Assets--Mortgage Loans--A Discussion of
          the Various Types of Multifamily and Commercial Properties that May
          Secure Mortgage Loans Underlying a Series of Offered
          Certificates--Retail Properties" in the accompanying prospectus.

          Forty-four (44) of the mortgaged real properties, securing 10.8% of the initial mortgage pool balance, are primarily used for multifamily rental purposes. A number of factors may adversely affect the value and successful operation of a multifamily rental property. Some of these factors include:

          1.   the number of competing residential developments in the local market, including apartment buildings and site-built single family homes;

          2.   the physical condition and amenities of the subject apartment building in relation to competing buildings;

          3.   the subject property's reputation;

          4.   applicable state and local regulations designed to protect tenants in connection with evictions and rent increases;

          5.   local factory or other large employer closings;

          6.   the level of mortgage interest rates to the extent it encourages tenants to purchase single-family housing;

          7.   compliance with and continuance of any government housing rental subsidy programs and/or low income housing tax credit or
               incentive programs from which the subject property receives benefits;

          8.   distance from employment centers and shopping areas; and

          9.   the financial condition of the owner of the subject property.

          In addition, multifamily rental properties are typically in markets that, in general, are characterized by low barriers to entry. Thus, a particular multifamily rental property market with historically low vacancies could experience substantial new construction and a resultant oversupply of rental units within a relatively short period of time. Since apartments within a multifamily rental property are typically leased on a short-term basis, the tenants residing at a particular property may easily move to alternative multifamily rental properties with more desirable amenities or locations or to single family housing.

          Some of the multifamily rental properties that will secure mortgage loans that we intend to include in the trust fund, including the mortgaged real properties identified on Annex A-1 to this prospectus supplement under the headings preceded by "Lembi Portfolio--", are subject to land-use restrictive covenants or contractual covenants in favor of federal or state housing agencies. These covenants normally require that a minimum number or percentage of units be rented to tenants who have incomes that are substantially lower than median incomes in the applicable area or region. These covenants may limit the potential rental rates that may govern rentals at any of those properties, the potential tenant base for any of those properties or both.

          See "Description of the Trust Assets--Mortgage Loans--A Discussion of
          the Various Types of Multifamily and Commercial Properties that May
          Secure Mortgage Loans Underlying a Series of Offered
          Certificates--Multifamily Rental Properties" in the accompanying prospectus.

                                      S-42

          In general, the inclusion in the trust of a significant concentration of mortgage loans that are secured by mortgage liens on a particular type of income-producing property makes the overall performance of the mortgage pool materially more dependent on the factors that affect the operations at and value of that property type. See "Description of the
          Trust Assets--Mortgage Loans--A Discussion of the Various Types of
          Multifamily and Commercial Properties That May Secure Mortgage Loans
          Underlying a Series of Offered Certificates" in the accompanying prospectus.

     o    Five Percent or More of the Initial Mortgage Pool Balance Will Be
          Secured by Mortgage Liens on Real Properties Located in Each of the
          Following States--New York, Massachusetts, Washington, California,
          Texas, New Jersey and Florida. The mortgaged real properties located in each of the following states secure mortgage loans or allocated portions of mortgage loans that represent 5.0% or more of the initial mortgage pool balance:

                                                           % OF INITIAL
                                             NUMBER OF       MORTGAGE
                     STATE                  PROPERTIES     POOL BALANCE
      ----------------------------------   ------------    -------------
        New York .......................        46             28.2%
        Massachusetts ..................         6              9.4%
        Washington .....................        17              8.4%
        California .....................        25              7.9%
        Texas ..........................        24              7.4%
        New Jersey .....................         7              6.8%
        Florida ........................        20              5.9%

          The inclusion in the trust of a significant concentration of mortgage loans that are secured by mortgage liens on real properties located in a particular state or jurisdiction makes the overall performance of the mortgage pool materially more dependent on economic and other conditions or events in that jurisdiction. See "Risk
          Factors--Geographic Concentration Within a Trust Exposes Investors to
          Greater Risk of Default and Loss" in the accompanying prospectus. The mortgaged real properties located in any given state or jurisdiction may be concentrated in one or more areas within that state. Annex A-1 to this prospectus supplement contains the address for each mortgaged real property.

     o    The Mortgage Pool Will Include Material Concentrations of Balloon
          Loans. All of the mortgage loans, representing 100% of the initial mortgage pool balance, are balloon loans. Fifteen (15) of those balloon loans, representing 41.0% of the initial mortgage pool balance, are interest-only balloon loans. The ability of a borrower to make the required balloon payment on a balloon loan, or payment of the entire principal balance of an interest-only balloon loan, at maturity, depends upon the borrower's ability either to refinance the loan or to sell the mortgaged real property. Although a mortgage loan may provide the related borrower with incentives to repay the loan by an anticipated repayment date prior to maturity, the failure of that borrower to do so will not be a default under that loan. See
          "Description of the Mortgage Pool--Terms and Conditions of the
          Underlying Mortgage Loans" in this prospectus supplement and "Risk
          Factors--The Investment Performance of Your Offered Certificates Will
          Depend Upon Payments, Defaults and Losses on the Underlying Mortgage
          Loans; and Those Payments, Defaults and Losses May Be Highly
          Unpredictable--There Is an Increased Risk of Default Associated with
          Balloon Payments" in the accompanying prospectus.

     o    The Mortgage Pool Will Include Some Disproportionately Large Mortgage
          Loans. The inclusion in the mortgage pool of one or more loans that have outstanding principal balances that are substantially larger than the other mortgage loans in that pool can result in losses that are more severe, relative to the size of the mortgage pool, than would be the case if the total balance of the mortgage pool were distributed more evenly. The five (5) largest mortgage loans and/or groups of cross-collateralized mortgage loans to be included in the trust represent 41.4% of the initial mortgage pool balance, and the ten (10)
          largest mortgage loans and/or groups of cross-collateralized mortgage loans to be included in the trust represent 63.4% of the initial mortgage pool balance. It has been confirmed to us by Moody's and/or
          Fitch, however, that four (4) of the eight (8) largest mortgage loans and/or groups of cross-collateralized mortgage loans to be included in the trust, each has, in the context of its inclusion in the mortgage pool, credit characteristics consistent with investment grade-rated obligations. See "Description of the Mortgage Pool--General,"
          "--Cross-Collateralized Mortgage Loans, Multi-Property Mortgage Loans
          and Mortgage Loans with Affiliated Borrowers" and "--Significant
          Underlying Mortgage Loans" in this prospectus supplement and "Risk
          Factors--Loan Concentration Within a Trust Exposes Investors to
          Greater Risk of Default and Loss" in the accompanying prospectus.

                                      S-43

     o    The Mortgage Pool Will Include Leasehold Mortgage Loans and Lending on
          a Leasehold Interest in Real Property is Riskier Than Lending on the
          Fee Interest in That Property. Two (2) mortgage loans, representing
          16.2% of the initial mortgage pool balance, are secured by a mortgage lien on the related borrower's leasehold interest (but not by the underlying fee interest) in all or a material portion of the related mortgaged real property. Because of possible termination of the related ground lease, lending on a leasehold interest in a real property is riskier than lending on an actual ownership interest in that property notwithstanding the fact that a lender, such as the trustee on behalf of the trust, generally will have the right to cure defaults under the related ground lease. In addition, the terms of certain ground leases may require that insurance proceeds or condemnation awards be applied to restore the property or be paid, in whole or in part, to the ground lessor rather than be applied against the outstanding principal balance of the related mortgage loan.
          Finally, there can be no assurance that any of the ground leases securing an underlying mortgage loan contain all of the provisions that a lender may consider necessary or desirable to protect its interest as a lender with respect to a leasehold mortgage loan. For example, one (1) of the underlying mortgage loans, representing 4.6%
          of the initial mortgage pool balance, is secured by a portfolio of properties, one of which is a leasehold interest in the mortgaged real property identified on Annex A-1 to this prospectus supplement as
          U-Store-It -- East Hanover Avenue, and the related ground lease does not contain certain leasehold mortgagee protections. See "Description of the Mortgage Pool--Additional Loan and Property Information--Ground
          Leases" and "--Significant Underlying Mortgage Loans--The U-Store-It
          Portfolio III Mortgage Loan" in this prospectus supplement. See also
          "Legal Aspects of Mortgage Loans--Foreclosure--Leasehold
          Considerations" in the accompanying prospectus.

     o    Some of the Mortgaged Real Properties Are Legal Nonconforming Uses or
          Legal Nonconforming Structures. Many of the mortgage loans are secured by a mortgage lien on a real property that is a legal nonconforming use or a legal nonconforming structure. This may impair the ability of the related borrower to restore the improvements on a mortgaged real property to its current form or use following a major casualty. See
          "Description of the Mortgage Pool--Additional Loan and Property
          Information--Zoning and Building Code Compliance" in this prospectus supplement and "Risk Factors--Changes in Zoning Laws May Adversely
          Affect the Use or Value of a Real Property" in the accompanying prospectus.

     o    Some of the Mortgaged Real Properties May Not Comply with All
          Applicable Zoning Laws and/or Local Building Codes or with the
          Americans with Disabilities Act of 1990. Some of the mortgaged real properties securing mortgage loans that we intend to include in the trust may not comply with all applicable zoning or land-use laws and ordinances, with all applicable local building codes or with the
          Americans with Disabilities Act of 1990. Compliance, if required, can be expensive. Failure to comply could result in penalties and/or restrictions on the use of the subject mortgaged real property, in whole or in part. There can be no assurance that any of the mortgage loans that we intend to include in the trust do not have outstanding building code violations. See "Description of the Mortgage
          Pool--Additional Loan and Property Information--Zoning and Building
          Code Compliance" in this prospectus supplement and "Risk
          Factors--Compliance with the Americans with Disabilities Act of 1990
          May Be Expensive" and "Legal Aspects of Mortgage Loans--Americans with
          Disabilities Act" in the accompanying prospectus.

          In addition, with respect to the mortgaged real property identified on
          Annex A-1 to this prospectus supplement as Kaka'ako Warehouse, which secures a mortgage loan representing 0.8% of the initial mortgage pool balance, as of origination, the related borrower did not provide the mortgage lender with certificates of occupancy. The related borrower has delivered to the mortgage lender a letter from the City and County of Honolulu to the effect that the City and County of Honolulu have no objections to the present occupancy of the existing building without a record of a certificate of occupancy, but the City and County of
          Honolulu have reserved the right to issue notices of violations if other code deficiencies are discovered.

          In addition, in the case of the underlying mortgage loan secured by the mortgaged real property identified on Annex A-1 to this prospectus supplement as Ridgmar Mall, which mortgage loan represents 3.0% of the initial mortgage pool balance, the related mortgaged real property does not comply with the number of parking spaces required by applicable zoning and a reciprocal easement encumbering the real property. There is an escrow in place to re-stripe the parking areas of the related mortgaged real property within six months following the closing date of the underlying mortgage loan, pursuant to a parking plan that yields the number of spaces required by the reciprocal easement agreement and applicable zoning. The City of Fort Worth has confirmed that the parking plan meets applicable zoning requirements.

                                      S-44

          In addition, with respect to the mortgaged real properties identified on Annex A-1 to this prospectus supplement as Venture Tech II & III, which secure a mortgage loan representing 0.4% of the initial mortgage pool balance, the mortgaged properties are located within
          unincorporated Montgomery County outside the City of Houston, within a development commonly known as the Woodlands, and do not appear to be subject to any governmental oversight with respect to construction by the City of Houston but are subject to review by the Community
          Standards Committee of the Woodlands. The related borrower did not provide the lender with a certificate of compliance with respect to the Venture Tech III mortgaged real property.

          Further, some of the mortgaged real properties securing mortgage loans that we intend to include in the trust may comply currently with applicable zoning or land-use ordinances by virtue of certain contractual arrangements or agreements. However, if those contractual arrangements or agreements are breached or otherwise terminated, then the related mortgaged real property or properties may no longer be in compliance. For example, in the case of the underlying mortgage loan secured by the mortgaged real property identified on Annex A-1 to this prospectus supplement as Exchange Loft Apartments, which secures a mortgage loan representing 0.2% of the initial mortgage pool balance, the related mortgaged real property does not comply with applicable zoning codes pertaining to off-street parking. The relevant zoning codes provide that off-street parking requirements may be satisfied by leasing of parking space within 1500 feet of the subject property. The related borrower has secured off- street parking on property within
          1500 feet of the related mortgaged real property pursuant to a sublease with a maximum remaining term of 16 years.

     o    Multiple Mortgaged Real Properties Are Owned by the Same Borrower,
          Affiliated Borrowers or Borrowers with Related Principals or Are
          Occupied, in Whole or in Part, by the Same Tenant or Affiliated
          Tenants, Which Presents a Greater Risk to the Trust Fund in the Event
          of the Bankruptcy or Insolvency of Any Such Borrower or Tenant.
          Fifteen (15) separate groups of mortgage loans that we intend to include in the trust have borrowers that, in the case of each of those groups, are the same or under common control. The four (4) largest of these separate groups represent 11.7%, 4.4%, 1.5% and 1.1%, respectively, of the initial mortgage pool balance. See "Description of the Mortgage Pool--Cross-Collateralized Mortgage Loans,
          Multi-Property Mortgage Loans and Mortgage Loans with Affiliated
          Borrowers" in this prospectus supplement.

          In addition, there are tenants who lease space at more than one mortgaged real property securing mortgage loans that we intend to include in the trust. Furthermore, there may be tenants that are related to or affiliated with a borrower. See Annex A-1 to this prospectus supplement for a list of the three most significant tenants at each of the mortgaged real properties used for retail, office and/or industrial/warehouse purposes.

          The bankruptcy or insolvency of, or other financial problems with respect to, any borrower or tenant that is, directly or through affiliation, associated with two or more of the mortgaged real properties securing the underlying mortgage loans could have an adverse effect on all of those properties and on the ability of those properties to produce sufficient cash flow to make required payments on the related mortgage loans in the trust. See "Risk
          Factors--Repayment of a Commercial or Multifamily Mortgage Loan
          Depends Upon the Performance and Value of the Underlying Real
          Property, Which May Decline Over Time, and the Related Borrower's
          Ability to Refinance the Property, of Which There Is No
          Assurance--Tenant Bankruptcy Adversely Affects Property Performance,"
          "--Repayment of a Commercial or Multifamily Mortgage Loan Depends Upon
          the Performance and Value of the Underlying Real Property, Which May
          Decline Over Time, and the Related Borrower's Ability to Refinance the
          Property, of Which There Is No Assurance--Borrower Concentration
          Within a Trust Exposes Investors to Greater Risk of Default and Loss"
          and "--Repayment of a Commercial or Multifamily Mortgage Loan Depends
          Upon the Performance and Value of the Underlying Real Property, Which
          May Decline Over Time, and the Related Borrower's Ability to Refinance
          the Property, of Which There Is No Assurance--Borrower Bankruptcy
          Proceedings Can Delay and Impair Recovery on a Mortgage Loan
          Underlying Your Offered Certificates" in the accompanying prospectus.

     o    Some of the Mortgaged Real Properties Are or May Be Encumbered by
          Additional Debt and the Ownership Interests in Some Borrowers Have
          Been or May Be Pledged to Secure Debt Which, in Either Case, May
          Reduce the Cash Flow Available to the Subject Mortgaged Real Property.
          Five (5) mortgage loans that we intend to include in the trust, which are described under "Description of the Mortgage Pool--Loan
          Combinations" and/or "--Significant Underlying Mortgage Loans" in this prospectus supplement, and which represent 8.1%, 7.5%, 0.6%, 0.2% and
          0.2%, respectively, of the initial mortgage pool balance, are each part of a loan combination that includes one or more additional mortgage loans (not included in the trust) that are secured by the same mortgage instrument(s) encumbering the same mortgaged real property or properties, as applicable, as is the subject underlying mortgage loan. In that regard--

                                      S-45

     (a)  the mortgaged real property identified on Annex A-1 to this prospectus supplement as Macquarie DDR Portfolio II is encumbered by a mortgage instrument that secures:

          (i)  the related underlying mortgage loan, which mortgage loan has a cut-off date principal balance of $157,250,000, representing 8.1%
               of the initial mortgage pool balance; and

          (ii) one (1) other mortgage loan that will not be part of the trust fund, which other mortgage loan has an unpaid principal balance as of the cut-off date of $26,450,000 and is pari passu in right of payment with the subject underlying mortgage loan; provided, however, that, except in connection with an event of default with respect to the Macquarie DDR Portfolio II loan combination, any repayment or prepayment of the Macquarie DDR Portfolio II loan combination, including in connection with a casualty or
               condemnation, will be applied first to the Macquarie DDR
               Portfolio II pari passu non-trust mortgage loan until repaid in full. In connection with an event of default with respect to the
               Macquarie DDR Portfolio II loan combination, such amounts will be applied on a pro rata and pari passu basis. In addition, prior to any defeasance of the Macquarie DDR Portfolio II underlying mortgage loan, the borrower must prepay the Maquarie DDR
               Portfolio II pari passu non-trust mortgage loan in full;

     (b)  the mortgaged real property identified on Annex A-1 to this prospectus supplement as Bay Colony Corporate Center is encumbered by a mortgage instrument that secures:

          (i)  the related underlying mortgage loan, which mortgage loan has a cut-off date principal balance of $145,000,000, representing 7.5%
               of the initial mortgage pool balance; and

          (ii) two (2) other mortgage loans that will not be part of the trust fund, which other mortgage loans have unpaid principal balances as of the cut-off date of $27,500,000 and $27,500,000,
               respectively, and are each pari passu in right of payment with each other, and are, following certain uncured events of default with respect to the Bay Colony Corporate Center underlying mortgage loan, generally subordinate in right of payment to that underlying mortgage loan;

     (c)  the mortgaged real property identified on Annex A-1 to this prospectus supplement as Boulevard Shops is encumbered by a mortgage instrument that secures:

          (i)  the related underlying mortgage loan, which mortgage loan has a cut-off date principal balance of $11,000,000, representing 0.6%
               of the initial mortgage pool balance; and

          (ii) one (1) other mortgage loan that will not be part of the trust fund, which other mortgage loan had an original principal balance of $500,000 and is, during the continuation of certain events of default with respect to the Boulevard Shops underlying mortgage loan, generally subordinate in right of payment to that
               underlying mortgage loan;

     (d)  the mortgaged real property identified on Annex A-1 to this prospectus supplement as Dayton Mall Shoppes is encumbered by a mortgage instrument that secures:

          (i)  the related underlying mortgage loan, which mortgage loan has a cut-off date principal balance of $3,942,000, representing 0.2%
               of the initial mortgage pool balance; and

          (ii) one (1) other mortgage loan that will not be part of the trust fund, which other mortgage loan had an original principal balance of $314,000 and is, during the continuation of certain events of default with respect to the Dayton Mall Shoppes underlying mortgage loan, generally subordinate in right of payment to the subject underlying mortgage loan; and

     (e)  the mortgaged real property identified on Annex A-1 to this prospectus supplement as Smoky Hill is encumbered by a mortgage instrument that secures:

          (i)  the related underlying mortgage loan, which mortgage loan has a cut-off date principal balance of $3,650,000, representing 0.2%
               of the initial mortgage pool balance; and

          (ii) one (1) other mortgage loan that will not be part of the trust fund, which other mortgage loan had an original principal balance of $228,750 and is, during the continuation of certain events of default with respect to the Smoky Hill underlying mortgage loan, generally subordinate in right of payment to the subject
               underlying mortgage loan.

                                      S-46

          The existence of additional secured indebtedness may adversely affect the borrower's financial viability and/or the trust's security interest in the mortgaged real property. Any or all of the following may result from the existence of additional secured indebtedness on a mortgaged real property:

          1.   refinancing the related underlying mortgage loan at maturity for the purpose of making any balloon payments may be more difficult;

          2.   reduced cash flow could result in deferred maintenance at the particular real property;

          3.   if the holder of the additional secured debt files for bankruptcy or is placed in involuntary receivership, foreclosing on the particular real property could be delayed; and

          4.   if the mortgaged real property depreciates for whatever reason, the related borrower's equity is more likely to be extinguished, thereby eliminating the related borrower's incentive to continue making payments on its mortgage loan in the trust.

          In addition, some provisions contained in a co-lender, intercreditor or similar agreement restricting a subordinate lender's actions may not be enforceable. If, in the event of the related borrower's bankruptcy, a court refuses to enforce certain restrictions against a subordinate lender, such as a provisions whereby a subordinate lender has agreed not to take direct actions with respect to the related subordinated debt, including any actions relating to the bankruptcy of the related borrower, or not to vote a second mortgagee's claim with respect to a bankruptcy proceeding, there could be resulting delays in the trustee's ability to recover with respect to the related borrower.
          See "Risk Factors--Certain Aspects of Subordination Agreements,
          Including Co-Lender Agreements Executed in Connection with Mortgage
          Loans Underlying Your Offered Certificates That Are Part of a Split
          Loan Structure, May be Unenforceable" in the accompanying prospectus.

          With respect to each of the following mortgage loans that we intend to include in the trust, 100% of the direct or indirect equity interests in the related borrower have been pledged to secure a related mezzanine or affiliate loan, in each case as described under
          "Description of the Mortgage Pool--Additional Loan and Property
          Information--Other Financing" in this prospectus supplement:

          1.   in the case of the underlying mortgage loan secured by the mortgaged real properties identified on Annex A-1 to this
               prospectus supplement under the heading "The Woodbury Office
               Portfolio II," which mortgage loan represents 8.4% of the initial mortgage pool balance, there exists a related mezzanine loan in the original principal amount of $20,355,625, as described under
               "Description of the Mortgage Pool--Significant Underlying
               Mortgage Loans--The Woodbury Office Portfolio II Mortgage
               Loan--Mezzanine Financing" in this prospectus supplement; and

          2.   in the case of the cross-collateralized group of underlying mortgage loans secured by the mortgaged real properties
               identified on Annex A-1 to this prospectus supplement under the headings preceded by "Lembi Portfolio--," which group of mortgage loans represent 4.4% of the initial mortgage pool balance, there exist related mezzanine loans in the aggregate original principal amount of $14,000,000, as described under "Description of the
               Mortgage Pool--Significant Underlying Mortgage Loans--The Lembi
               Portfolio Mortgage Loan--Mezzanine Financing" in this prospectus supplement; and

          3.   in the case of the underlying mortgage loan secured by the mortgaged real properties identified on Annex A-1 to this
               prospectus supplement under the heading "The Woodbury Office
               Portfolio I," which mortgage loan represents 3.3% of the initial mortgage pool balance, there exists a related mezzanine loan in the original principal amount of $8,031,250, as described under
               "Description of the Mortgage Pool--Significant Underlying
               Mortgage Loans--The Woodbury Office Portfolio I Mortgage
               Loan--Mezzanine Financing" in this prospectus supplement.

          Further, with respect to each of the following mortgage loans that we intend to include in the trust, the equity holders of the borrower have a right to obtain mezzanine or affiliate financing, secured by a pledge of the direct or indirect ownership interests in the borrower, provided that the requirements set forth in the related loan documents are satisfied, as described under "Description of the Mortgage
          Pool--Additional Loan and Property Information--Other Financing" in
          this prospectus supplement:

          1.   the underlying mortgage loan secured by the mortgaged real property identified on Annex A-1 to this prospectus supplement as
               Bay Colony Corporate Center, which mortgage loan represents 7.5%
               of the initial mortgage pool

                                      S-47

               balance, as described under "Description of the Mortgage
               Pool--Significant Underlying Mortgage Loans--The Bay Colony
               Corporate Center Mortgage Loan--Mezzanine Financing" in this prospectus supplement;

          2.   the underlying mortgage loan secured by the mortgaged real property identified on Annex A-1 to this prospectus supplement as
               River Park Shopping Center, which mortgage loan represents 0.6%
               of the initial mortgage pool balance;

          3.   the underlying mortgage loan secured by the mortgaged real property identified on Annex A-1 to this prospectus supplement as
               Dunlop Village, which mortgage loan represents 0.3% of the initial mortgage pool balance;

          4.   the underlying mortgage loan secured by the mortgaged real property identified on Annex A-1 to this prospectus supplement as
               Palmetto Plaza, which mortgage loan represents 0.3% of the initial mortgage pool balance;

          5.   the underlying mortgage loan secured by the mortgaged real property identified on Annex A-1 to this prospectus supplement as
               Portland Village, which mortgage loan represents 0.2% of the initial mortgage pool balance;

          6.   the underlying mortgage loan secured by the mortgaged real property identified on Annex A-1 to this prospectus supplement as
               Birdneck Shopping Center, which mortgage loan represents 0.2% of the initial mortgage pool balance; and

          7.   the underlying mortgage loan secured by the mortgaged real property identified on Annex A-1 to this prospectus supplement as
               Louisa Plaza, which mortgage loan represents 0.2% of the initial mortgage pool balance.

          In addition, in the case of some of the other mortgage loans that we intend to include in the trust, one or more of the principals of the related borrower may have incurred or may in the future also incur mezzanine or affiliate debt.

          Mezzanine debt is secured by the principal's direct ownership interest in the related borrower. Affiliate debt is secured by an entity's indirect ownership interest in the related borrower. While a mezzanine or affiliate debt lender has no security interest in or rights to the related mortgaged real properties, a default under the subject mezzanine or affiliate loan could cause a change in control of the related borrower. Mezzanine and/or affiliate financing reduces the subject principal's indirect equity in the subject mortgaged real property, and therefore may reduce its incentive to support such mortgaged real property.

          See "Description of the Mortgage Pool--Additional Loan and Property
          Information--Other Financing" in this prospectus supplement and "Risk
          Factors--Subordinate Debt Increases the Likelihood that a Borrower
          Will Default on a Mortgage Loan Underlying Your Offered Certificates"
          in the accompanying prospectus.

     o    Certain Borrower Covenants May Affect That Borrower's Available Cash
          Flow. Borrower covenants with respect to payments for landlord improvements, tenant improvements and leasing commissions, required repairs, taxes and other matters may adversely affect a borrower's available cash flow and the failure to satisfy such obligations may result in a default under the subject lease. For instance, in the case of the underlying mortgage loan secured by the mortgaged real property identified on Annex A-1 to this prospectus supplement as Bay Colony
          Corporate Center, which underlying mortgage loan represents 7.5% of the initial mortgage pool balance, the related borrower is obligated to pay $2,250,877 in unfunded tenant allowances. In the event of a transfer of the Bay Colony Corporate Center mortgaged real property
          (including a transfer to a lender, such as the trust, or otherwise by foreclosure or a deed in lieu of foreclosure), the transferee will become obligated under the subject leases to pay any such unfunded tenant allowances that become payable. Reserves in the amount of
          $1,608,474 to cover a portion of the unfunded tenant allowance obligations have been taken by the mortgage lender, however, there can be no assurance that the borrower will have sufficient funds to pay the remaining tenant allowances, that exceed the amount of such reserves, which may result in a default under the subject leases. See
          "Description of the Mortgage Pool--Significant Underlying Mortgage
          Loans--The Bay Colony Corporate Center Mortgage Loan" in this prospectus supplement.

     o    Some Borrowers Under the Underlying Mortgage Loans Will Not Be Special
          Purpose Entities. The business activities of the borrowers under the underlying mortgage loans with cut-off date principal balances below
          $5,000,000 are in many cases not limited to owning their respective mortgaged real properties. In addition, the business activities of borrowers under underlying mortgage loans with cut-off date principal balances above $5,000,000 may, in some cases, not be limited to owning their respective mortgaged real properties.

          In general, as a result of a borrower not being a special purpose entity or not being limited to owning the related mortgaged real property, the borrower may be engaged in activities unrelated to the subject mortgaged real property and may incur indebtedness or suffer liabilities with respect to those activities. In addition, certain borrowers,

                                      S-48

          although currently special purpose entities, may not have met the criteria of a special purpose entity in the past or may have engaged in activities unrelated to the subject mortgaged real property in the past. This could negatively impact the borrower's financial conditions and thus its ability to pay amounts due and owing under the subject underlying mortgage loan. Furthermore, borrowers that are not special purpose entities and thus are not structured to limit the possibility of becoming insolvent or bankrupt, may be more likely to become insolvent or the subject of a voluntary or involuntary bankruptcy proceeding because the borrowers may be (a) operating entities with business distinct from the operation of the property with the associated liabilities and risks of operating an ongoing business, or
          (b) individuals that have personal liabilities unrelated to the property. The bankruptcy of a borrower, or a general partner or managing member of a borrower, may impair the ability of the lender to enforce its rights and remedies under the related mortgage.

          In addition, if an underlying mortgage loan is secured by a mortgage on both the related borrower's leasehold interest in the related mortgaged real property and the underlying fee interest in such property (in which case we reflect that the mortgage loan is secured by a mortgage on the related fee interest), the related borrower may be a special purpose entity, but the owner and pledgor of the related fee interest may not be a special purpose entity.

          Furthermore, any borrower, even a special purpose entity structured to be bankruptcy-remote, as an owner of real estate may be subject to certain potential liabilities and risks. We cannot assure you that any borrower will not file for bankruptcy protection or that creditors of a borrower or a corporate or individual general partner or managing member of a borrower will not initiate a bankruptcy or similar proceeding against such borrower or such corporate or individual general partner or managing member. For instance, with respect to the cross-collateralized group of underlying mortgage loans secured by the portfolio of mortgaged real properties identified on Annex A-1 to this prospectus supplement under the headings preceded by "Lembi
          Portfolio--," which group of mortgage loans represents 4.4% of the initial mortgage pool balance, the related sponsor guaranteed the payment of a substantial portion of those mortgage loans and, therefore, a non-consolidation opinion was not obtained at the origination of those mortgage loans. Consequently, although the related borrower is a special purpose entity, there can be no assurance that upon a bankruptcy of the related sponsor, the assets of the related borrower will not be consolidated with those of such sponsor, thus impairing the ability of the lender to enforce its rights and remedies under the Lembi Portfolio underlying mortgage loans.

     Tenancies in Common May Hinder Recovery. Certain of the mortgage loans that we intend to include in the trust fund have borrowers that own the related mortgaged real properties as tenants-in-common. Under certain circumstances, a tenant-in-common can be forced to sell its property, including by a bankruptcy trustee, by one or more tenants-in-common seeking to partition the property and/or by a governmental lienholder in the event of unpaid taxes. Such a forced sale or action for partition of a mortgaged real property may occur during a market downturn and could result in an early repayment of the related mortgage loan, a significant delay in recovery against the tenant-in-common borrowers and/or a substantial decrease in the amount recoverable upon the related mortgage loan. Additionally, mortgaged real properties owned by tenant-in-common borrowers may be characterized by inefficient property management, inability to raise capital, possible serial bankruptcy filings and the need to deal with multiple borrowers in the event of a default on the loan.
Each of the mortgaged real properties identified on Annex A-1 to this prospectus supplement under the heading The Woodbury Office Portfolio II, under the heading The Woodbury Office Portfolio I and as North Plaza Shopping Center,
Venture Tech II & III and Texas Best Self Storage, respectively, which secure mortgage loans that collectively represent 13.8% of the initial mortgage pool balance, are owned by tenant-in-common borrowers. Not all tenant-in-common borrowers for these mortgage loans are special purpose entities and some of those tenants-in-common are individuals.

     Changes in Mortgage Pool Composition Can Change the Nature of Your
Investment. In general, if you purchase any offered certificates that have a relatively longer weighted average life, or if you purchase class X-CP certificates, then you will be more exposed to risks associated with changes in concentrations of borrower, loan or property characteristics than are persons that own offered certificates with relatively shorter weighted average lives.
See "Risk Factors--Changes in Pool Composition Will Change the Nature of Your
Investment" in the accompanying prospectus.

     Lending on Income-Producing Real Properties Entails Environmental
Risks. The trust could become liable for a material adverse environmental condition at any of the mortgaged real properties securing the mortgage loans in the trust. Any potential environmental liability could reduce or delay payments on the offered certificates.

     With respect to each of the mortgaged real properties securing mortgage loans that we intend to include in the trust, except as otherwise discussed in the next paragraph, a third-party consultant conducted a Phase I environmental site assessment, updated a previously conducted Phase I environmental site assessment or, in the case of 17 mortgaged real

                                      S-49

properties, securing 1.5% of the initial mortgage pool balance, conducted a transaction screen. All of the environmental assessments, updates and transaction screens referred to in the first sentence of this paragraph (or, in the case of eight (8) mortgaged real properties, securing mortgage loans representing 2.7% of the initial mortgage pool balance, a related Phase II environmental site assessment) were completed during the 12-month period ending on the cut-off date.

     With respect to the mortgaged real property identified on Annex A-1 to this prospectus supplement as Bay Colony Corporate Center, which mortgaged real property secures a mortgage loan representing 7.5% of the initial mortgage pool balance, a consultant conducted an environmental desk review of the underlying environmental reports prepared for the subject property. The underlying environmental reports reviewed as part of the environmental desk review, including a Phase I environmental assessment, were conducted within 12 months of the cut-off date.

     The above-described environmental assessments may have identified various adverse or potentially adverse environmental conditions at the respective mortgaged real properties. If the particular condition is significant, it could result in a claim for damages by any party injured by that condition.

     In many cases, the environmental assessments described above identified the presence of asbestos-containing materials, lead-based paint, mold and/or radon. Where a material amount of asbestos-containing materials or lead-based paint was present above actionable levels, the environmental consultant generally recommended, and the related loan documents generally required--

     o    the continuation or the establishment of an operation and maintenance plan to address the issue, or

     o    the implementation of a remediation or mitigation program to address the issue;

provided that, in lieu of the actions contemplated by the preceding two bullets, an indemnity or a guaranty from an individual or an entity for, or an environmental insurance policy against, losses, costs and damages resulting from the required remediation or abatement of asbestos-containing materials and/or lead-based paint, may have been required to be delivered.

     In certain cases where the environmental consultant recommended that action be taken in respect of a materially adverse or potentially material adverse environmental condition at the related mortgaged real property, then:

     o    an environmental consultant investigated those conditions and recommended no further investigations or remediation; or

     o    a responsible third party was identified as being responsible for the remediation; or

     o    the related originator of the subject underlying mortgage loan generally required the related borrower to:

          (a)  to take investigative and/or remedial action; or

          (b)  to carry out an operation and maintenance plan or other specific remedial measures post-closing and/or to establish an escrow reserve in an amount generally equal to 125% of the estimated cost of obtaining that plan and/or the remediation; or

          (c)  to monitor the environmental condition and/or to carry out additional testing, in the manner and within the time frame specified in the related loan documents; or

          (d)  to obtain or seek a letter from the applicable regulatory authority stating that no further action was required; or

          (e)  to obtain environmental insurance (in the form of a secured creditor impaired property policy or other form of environmental insurance) or provide an indemnity from an individual or an entity.

     Some borrowers under the subject underlying mortgage loans may not have satisfied or may not satisfy all post-closing obligations required by the related loan documents with respect to environmental matters. There can be no assurance that recommended operations and maintenance plans have been implemented or will continue to be complied with.

     In some cases, the environmental consultant did not recommend that any action be taken by the related borrower with respect to a potential adverse environmental condition at a mortgaged real property because a responsible party, other than the related borrower, had been identified with respect to that condition. There can be no assurance, however, that such a responsible party will be willing or financially able to address the subject condition.

     In certain cases, the environmental assessments described above identified potential and, in some cases, serious environmental problems, at properties adjacent or otherwise near to the related mortgaged real properties. Such assessment generally indicated, however, that:

                                      S-50

     o    the mortgaged real property had not been affected or had been minimally affected,

     o    the potential for the problem to affect the mortgaged real property was limited, or

     o    a person responsible for remediation had been identified.

     Where such problems posed a material adverse impact to a related mortgaged real property, the related borrower was generally required to monitor or further mitigate the environmental condition and/or to carry out additional testing, a responsible third party was identified, an indemnity was obtained, environmental insurance was obtained and/or some confirmation was sought that a responsible party was undertaking appropriate measures at the problem site.

     With respect to the mortgaged real property identified on Annex A-1 to this prospectus supplement as U-Store-It-- Callowhill Street, which mortgaged real property secures a mortgage loan representing 4.6% of the initial mortgage pool balance, the Phase I consultant identified asbestos-containing material at the subject property. Implementation of an operations and maintenance plan to address the asbestos-containing material is pending.

     With respect to the mortgaged real property identified on Annex A-1 to this prospectus supplement as Sunkist Shopping Center, which mortgaged real property secures a mortgage loan representing 0.7% of the initial mortgage pool balance, the Phase I consultant identified asbestos-containing material at the subject property. An escrow has been established to remediate the identified asbestos-containing material and an operations and maintenance plan following any such remediation is pending. In addition, the Phase I consultant reported that the property is located within an area of regional groundwater contamination known as the San Gabriel Valley Superfund site. The Phase I consultant reported that responsible parties for the superfund site have been notified and are undertaking remedial action, and recommended no further action.

     With respect to the mortgaged real property identified on Annex A-1 to this prospectus supplement as Frankford Center, which mortgaged real property secures a mortgage loan representing 0.3% of the initial mortgage pool balance, a Phase I environmental consultant recommended additional investigation of the potential impact from historic on-site dry-cleaning operations at the subject property. A subsequent Phase II environmental investigation involving the installation of four soil borings identified target compounds above the Texas
Commission on Environmental Quality standards for soil. The Phase II consultant recommended evaluation of the property's eligibility for either a "no further action" letter or, if necessary, a state remediation program. We are not aware of whether those recommendations have been followed.

     With respect to the mortgaged real property identified on Annex A-1 to this prospectus supplement as Shoppes of Paddock Park, which mortgaged real property secures a mortgage loan representing 0.3% of the initial mortgage pool balance, a 2004 Phase II environmental investigation identified low levels of solvent contamination associated with an on-site closed-loop dry-cleaning operation above the most conservative Florida Soil Cleanup Target Level for leachability based on groundwater. After an interview with the Florida
Department of Environmental Protection and in light of the limited leachability of the contaminants, the Phase I consultant recommended no further action.

     With respect to the mortgaged real property identified on Annex A-1 to this prospectus supplement as Palmetto Plaza, which mortgaged real property secures a mortgage loan representing 0.3% of the initial mortgage pool balance, a Phase I environmental consultant reported that the subject property has been impacted by an historical dry-cleaning operation, impacted by leaking underground storage tanks associated with a former service station on the property, and potentially impacted by leaking underground tanks from an adjacent upgradient gas station. The remediation of such impacts from all three sources is being addressed through state-funded remedial programs. The Phase I consultant reported that responsible parties have been identified for each release and that the state-funded storage tank program will cover up to
$1,000,000 of remediation costs and the state-funded dry-cleaning contamination program will cover assessment and remediation costs up to $250,000 per year.
The Phase I consultant recommended no further action.

     With respect to the mortgaged real property identified on Annex A-1 to this prospectus supplement as Dunn Avenue Plaza, which mortgaged real property secures a mortgage loan representing 0.2% of the initial mortgage pool balance, a Phase I consultant reported that soil at the subject property has been impacted by an historical dry-cleaning operation. The Phase I consultant further reported that the subject property has been enrolled in the state-funded dry cleaning solvent cleanup program to address the environmental assessment and remediation costs.

     With respect to the mortgaged real property identified on Annex A-1 to this prospectus supplement as Matlock Shopping Center, which mortgaged real property secures a mortgage loan representing 0.1% of the initial mortgage pool balance, a Phase I consultant reported that the subject property has been impacted by dry-cleaning operations and is currently enrolled in the Texas
Commission on Environmental Quality's voluntary cleanup program to address such impacts. The Phase I

                                      S-51

consultant further reported an estimate of $45,000 to comply with that program which may include additional investigation and monitoring requirements. The subject property is in the process of applying for acceptance into the Texas
Commission on Environmental Quality's dry cleaning facility release fund which will cover the costs of such investigation, monitoring and remediation, if required by that Texas Commission. Pending acceptance into such fund, the borrower has escrowed $21,000 for closure of the monitoring wells and reporting, and has escrowed $1,333 per month for monitoring.

     With respect to the mortgaged real property identified on Annex A-1 to this prospectus supplement as Leavitt -- O'Donnell Business Park, which mortgaged real property secures a mortgage loan representing 1.8% of the initial mortgage pool balance, a Phase I consultant reported that groundwater beneath the subject property had been impacted by the operations of a former tenant that conducted photo finishing operations on a portion of the property.
A soil and groundwater investigation in 2003 conducted on behalf of the former tenant revealed no impact to site soils above applicable Washington state cleanup objectives, but did detect certain petroleum constituents, as well as certain metals, in groundwater at levels slightly exceeding applicable state cleanup objectives. Additional monitoring wells were installed and monitored periodically. In October 2004, no constituents above applicable cleanup objectives were detected with the exception of arsenic, which was determined to be naturally occurring. The former tenant's consultant recommended that the former tenant seek a "no further action" determination from state environmental authorities. The Phase I consultant concurred with the recommendation, however the status of that request is not currently known. The Phase I consultant did not recommend further action.

     With respect to the mortgaged real property identified on Annex A-1 to this prospectus supplement as Club Fit Plaza, which mortgaged real property secures a mortgage loan representing 0.7% of the initial mortgage pool balance, a Phase I environmental assessment determined that a former on-site gas station and dry cleaner have impacted the subject property. The Phase I consultant reported that remediation is currently being conducted by the responsible party. The Phase I consultant did not recommend further action.

     With respect to the mortgaged real property identified on Annex A-1 to this prospectus supplement as Welleby Square, which mortgaged real property secures a mortgage loan representing 0.3% of the initial mortgage pool balance, a Phase I environmental assessment reported that a previous Phase II environmental investigation conducted in 2004 revealed the subject property has been impacted by a dry-cleaning operation. The Phase I consultant reported that quarterly monitoring is on-going with monitoring costs estimated at $5,000 per year. The Phase I consultant did not recommend further action and the borrower has escrowed $1,250 for completion of the quarterly groundwater monitoring.

     With respect to the mortgaged real property identified on Annex A-1 to this prospectus supplement as Portland Village, which mortgaged real property secures a mortgage loan representing 0.2% of the initial mortgage pool balance, a Phase I consultant reported that groundwater at the subject property has been impacted by dry-cleaning solvents associated with historical releases from an on-site dry-cleaning operation. The Phase I consultant further reported that a responsible party enrolled the subject property into the state voluntary cleanup oversight and assistance program to address the releases. The Phase I consultant did not recommend further action.

     A particular environmental assessment may not have conducted a review for all potentially adverse conditions. For example, an analysis for lead-based paint, lead in drinking water, mold, and/or radon was done only if the originating lender determined or the environmental consultant recommended that the use, age, location and condition of the subject property warranted that analysis. There can be no assurance that--

     o    the environmental assessments referred to above identified all material adverse environmental conditions and circumstances at the subject properties;

     o    the results of the environmental testing were accurately evaluated in all cases;

     o    the recommendation of the environmental consultant was, in the case of all identified problems, the appropriate action to take;

     o    the related borrowers have implemented or will implement all operations and maintenance plans and other remedial actions recommended by the related environmental consultant;

     o    the recommended action will fully remediate or otherwise address all the identified adverse environmental conditions and risks;

     o    any environmental insurance or indemnities will be sufficient or will cover the recommended remediation or other action; and/or

     o    any environmental escrows that may have been established will be sufficient to cover the recommended remediation or other action.

                                      S-52

     See "Description of the Mortgage Pool--Assessments of Property
Condition--Environmental Assessments" in this prospectus supplement and "Risk
Factors--Environmental Liabilities Will Adversely Affect the Value and
Operation of the Contaminated Property and May Deter a Lender from Foreclosing"
and "Legal Aspects of Mortgage Loans--Environmental Considerations" in the
accompanying prospectus.

     Lending on Income-Producing Properties Entails Risks Related to Property
Condition. Engineering firms inspected all of the mortgaged real properties during the 12-month period preceding the cut-off date, in order to assess--

     o    the structure, exterior walls, roofing, interior construction, mechanical and electrical systems, and

     o    the general condition of the site, buildings and other improvements located at each property.

     In some cases, the inspections identified, at origination of the related mortgage loan, conditions requiring escrows to be established for repairs or replacements or other work to be performed at the related mortgaged real property, in each case estimated to cost in excess of $100,000. In those cases, the originator generally required the related borrower or a sponsor of the borrower to fund reserves, or deliver letters of credit, guaranties or other instruments, to cover or partially cover these costs. There can be no assurance that, in any such case, the reserves established by the related borrower to cover the costs of required repairs, replacements or installations will be sufficient for their intended purpose or that the related borrowers will complete such repairs, replacements or installations which, in some cases, are necessary to maintain compliance with state or municipal regulations.

     Uninsured Loss; Sufficiency of Insurance. The borrowers under the mortgage loans that we intend to include in the trust are, with limited exception, required to maintain the insurance coverage described under "Description of the
Mortgage Pool--Additional Loan and Property Information--Property, Liability
and Other Insurance" in this prospectus supplement. Some types of losses, however, may be either uninsurable or not economically insurable, such as losses due to riots, acts of war or terrorism, certain nuclear, biological or chemical materials, floods or earthquakes. There is a also possibility of casualty losses on a mortgaged real property for which insurance proceeds may not be adequate to pay the mortgage loan in full or rebuild the improvements.
Consequently, there can be no assurance that each casualty loss incurred with respect to a mortgaged real property securing one of the underlying mortgage loans will be fully covered by insurance.

     Furthermore, various forms of insurance maintained with respect to any of the mortgaged real properties for the underlying mortgage loans, including casualty insurance, environmental insurance and earthquake insurance, may be provided under a blanket insurance policy. That blanket insurance policy will also cover other real properties, some of which may not secure loans in the trust. As a result of total limits under any of those blanket policies, losses at other properties covered by the blanket insurance policy may reduce the amount of insurance coverage with respect to a property securing one of the loans in the trust. See "Risk Factors--Lack of Insurance Coverage Exposes a
Trust to Risk for Particular Special Hazard Losses" in the accompanying prospectus.

     Property Managers and Borrowers May Each Experience Conflicts of Interest
in Managing Multiple Properties. In the case of many of the mortgage loans that we intend to include in the trust fund, the related property managers and borrowers may experience conflicts of interest in the management and/or ownership of the related mortgaged real properties because:

     o    the mortgaged real properties may be managed by property managers that are affiliated with the related borrowers;

     o    the property managers also may manage additional properties, including properties that may compete with those mortgaged real properties; or

     o    affiliates of the property managers and/or the borrowers, or the property managers and/or the borrowers themselves, also may own other properties, including properties that may compete with those mortgaged real properties.

     There May be Restrictions on the Ability of a Borrower, a Lender or Any
Transferee Thereof to Terminate or Renegotiate Property Management Agreements
That are in Existence With Respect to Some of the Mortgaged Real Properties. In
the case of some of the mortgage loans that we intend to include in the trust, the property manager and/or the property management agreement in existence with respect to the related mortgaged real property cannot be terminated by the borrower or the lender, other than under the very limited circumstances set forth in that management agreement, and the terms of the property management agreement are not subject to negotiation. The terms of those property management agreements may provide for the granting of broad powers and discretion to the property manager with respect to the management and operation of the subject property including the right to set pricing or rates, hire and fire employees and manage revenues, operating accounts and reserves. In addition, the fees payable to a property manager pursuant to any property management agreement related to an underlying mortgage loan may be in excess of property management fees paid with respect to similar

                                      S-53

real properties for similar management responsibilities and may consist of a base fee plus an incentive fee (after expenses and a specified return to the property owner). Further, those property management agreements (including with respect to the identity of the property manager) may be binding on transferees of the mortgaged real property, including a lender as transferee that succeeds to the rights of the borrower through foreclosure or acceptance of a deed in lieu of foreclosure, and any transferee of such lender. In addition, certain property management agreements contain provisions restricting the owner of the related mortgaged real property from mortgaging, or refinancing mortgage debt on, its interest in such property and/or from selling the subject mortgaged real property to specified entities that might provide business competition to or taint the reputation of the subject business enterprise or the property manager and/or its affiliates, and may require any transferees of the subject mortgaged real property to execute a recognition or nondisturbance agreement binding such entity to the foregoing terms. These restrictions may restrict the liquidity of the related mortgaged real property.

     With Respect to Five (5) Mortgage Loans (Including the Third and Fourth
Largest Mortgage Loans) That We Intend to Include in the Trust, the Mortgaged
Real Property or Properties That Secure the Subject Mortgage Loan in the Trust
Also Secure One (1) or More Related Mortgage Loans That Are Not in the Trust;
The Mortgage Loans That Comprise Each Such Loan Combination Are
Cross-Defaulted; The Interests of the Holders of Those Non-Trust Mortgage Loans
May Conflict with Your Interests. Five (5) mortgage loans that we intend to include in the trust, which are described under "Description of the Mortgage
Pool--Loan Combinations" and/or "--Significant Underlying Mortgage Loans" in
this prospectus supplement, and which represent 8.1%, 7.5%, 0.6%, 0.2% and
0.2%, respectively, of the initial mortgage pool balance, are each part of a loan combination that includes one or more additional mortgage loans (not included in the trust) that are secured by the same mortgage instrument(s)
encumbering the same mortgaged real property or properties, as applicable, as is the subject underlying mortgage loan. Pursuant to one or more co-lender or similar agreements, a holder of a particular non-trust mortgage loan in a subject loan combination, or a group of holders of non-trust mortgage loans in a subject loan combination (acting together), may be granted various rights and powers that affect the underlying mortgage loan in that loan combination, including (a) cure rights with respect to the underlying mortgage loan in that loan combination, (b) a purchase option with respect to the underlying mortgage loan in that loan combination, (c) the right to advise, direct and/or consult with the applicable servicer regarding various servicing matters, including certain modifications, affecting that loan combination, and/or (d) the right to replace the applicable special servicer (without cause). In some cases, those rights and powers may be assignable or may be exercised through a representative or designee. In connection with exercising any of the foregoing rights afforded to it, the holder of any of the non-trust mortgage loans in any of the above-described loan combinations (or, if applicable, any representative, designee or assignee thereof with respect to the particular right) will likely not be an interested party with respect to the series
2005-C2 securitization, will have no obligation to consider the interests of, or the impact of exercising such rights on, the series 2005-C2 certificateholders and may have interests that conflict with your interests. If any such non-trust mortgage loan is included in a securitization, then the representative, designee or assignee exercising any of the rights of the holder of that non-trust mortgage loan may be a securityholder, an operating advisor, a controlling class representative or other comparable party or a servicer from that securitization. You should expect that a non-trust mortgage loan noteholder will exercise its rights and powers to protect its own economic interests, and will not be liable to the series 2005-C2 certificateholders for so doing. See "Description of the Mortgage Pool--Loan Combinations" in this prospectus supplement for a more detailed description, with respect to each loan combination, of the related co-lender arrangement and the priority of payments among the mortgage loans comprising that loan combination. Also, see
"Servicing of the Underlying Mortgage Loans--The Series 2005-C2 Controlling
Class Representative and the Non-Trust Loan Noteholders" in this prospectus supplement for a more detailed description of certain of the foregoing rights of the respective non-trust noteholders.

     Conflicts of Interest May Exist in Connection with the Master Servicer and/or the Special Servicer. The master servicer, the special servicer or any of their respective affiliates may have interests when dealing with the underlying mortgage loans that are in conflict with those of holders of the offered certificates. These relationships may create conflicts of interest. If the special servicer, an affiliate thereof or any other related entity holds any of the series 2005-C2 non-offered certificates, it might seek to reduce the potential for losses on those non-offered certificates by deferring acceleration or other action with respect to a defaulted or specially serviced mortgage loan in the hope of maximizing future proceeds. That failure to take immediate action, however, might pose a greater risk to the trust and ultimately result in less proceeds to the trust than would be realized if earlier action had been taken. In general, the master servicer and the special servicer are required to service in accordance with a servicing standard that considers the series 2005-C2 certificateholders, as a collective whole, and no servicer is required to act in a manner more favorable to the offered certificates or any particular class of offered certificates than to the series
2005-C2 non-offered certificates.

                                      S-54

     Furthermore, the master servicer and/or the special servicer may service, in the ordinary course of its business, existing and new mortgage loans or portfolios of mortgage loan for third parties that are similar to the mortgage loans that will be included in the trust. The real properties securing those other mortgage loans may be in the same markets as, and compete with, certain of the mortgaged real properties securing the underlying mortgage loans.
Consequently, the performance by the master servicer and/or the special servicer of services with respect to the underlying mortgage loans and related mortgaged real properties at the same time as they are performing services on behalf of other persons with respect to other mortgage loans and competing properties, may pose inherent conflicts for such servicer.

     Conflicts of Interest May Exist in Connection with Certain Previous or
Existing Relationships of a Mortgage Loan Seller or an Affiliate Thereof to
Certain of the Underlying Mortgage Loans, Related Borrowers or Related
Mortgaged Real Properties. Certain of the underlying mortgage loans may have been refinancings of debt previously held by a mortgage loan seller or an affiliate of a mortgage loan seller, or a mortgage loan seller or its respective affiliates may have or have had equity investments in the borrowers or mortgaged real properties relating to certain of the mortgage loans included in the trust. A mortgage loan seller and its affiliates may have made and/or may make loans to, or equity investments in, or may otherwise have or have had business relationships with, affiliates of the borrowers under the mortgage loans in the trust. Further, a mortgage loan seller and/or its affiliates may have, currently or at a future time, a managing or non-managing ownership interest in certain of the borrowers under the mortgage loans in the trust.
Additional financial interests in, or other financial dealings with, a borrower or its affiliates under any of the mortgage loans in the trust may create conflicts of interest. See, for example, "Significant Underlying Mortgage
Loans--The Park 80 West Mortgage Loan--The Borrower and Sponsor" and
"--Significant Underlying Mortgage Loans--The U-Store-It Portfolio III Mortgage
Loan--The Borrower and Sponsor", respectively, in this prospectus supplement.
Further, with respect to the underlying mortgage loan secured by the mortgaged real property identified on Annex A-1 to this prospectus supplement as Ridgmar
Mall, representing 3.0% of the initial mortgage pool balance, the related mortgage loan seller or an affiliate thereof had an ownership interest in the subject mortgaged real property and financed the related borrower's acquisition of that property.

     In the foregoing cases, the relationship of the mortgage loan seller or an affiliate to, or the ownership interest of the mortgage loan seller or an affiliate in, the borrower under any mortgage loan to be included in the trust or a borrower affiliate may have presented a conflict of interest in connection with the underwriting and origination of that underlying mortgage loan. There can be no assurance that there are not other underlying mortgage loans that involve the related mortgage loan seller or its affiliates in a manner similar to those described above.

     Limitations on Enforceability of Cross-Collateralization May Reduce Its
Benefits. The mortgage pool will include mortgage loans that are secured, including through cross-collateralization with other mortgage loans, by multiple mortgaged real properties. These mortgage loans are identified in the tables contained in Annex A-1 to this prospectus supplement. The purpose of securing any particular mortgage loan or group of cross-collateralized mortgage loans with multiple real properties is to reduce the risk of default or ultimate loss as a result of an inability of any particular property to generate sufficient net operating income to pay debt service. However, some of these mortgage loans may permit--

     o    the release of one or more of the related mortgaged real properties from the related mortgage lien, and/or

     o    a full or partial termination of the applicable
          cross-collateralization,

in each case, upon the satisfaction of the conditions described under
"Description of the Mortgage Pool--Terms and Conditions of the Underlying
Mortgage Loans" and "--Cross Collateralized Mortgage Loans, Multi-Property
Mortgage Loans and Mortgage Loans With Affiliated Borrowers" in this prospectus supplement.

     In addition, in the case of the underlying mortgage loan secured by the mortgaged real properties identified on Annex A-1 to this prospectus supplement as Macquarie DDR Portfolio II, which mortgage loan represents 8.1% of the initial mortgage pool balance, the underlying mortgage loan secured by the portfolio of mortgaged real properties collectively identified on Annex A-1 to this prospectus supplement as U-Store-It Portfolio III, which mortgage loan represents 4.6% of the initial mortgage pool balance, and the underlying mortgage loan secured by the mortgaged real properties identified on Annex A-1 to this prospectus supplement as Summit Hotel Portfolio, which mortgage loan represents 4.5% of the initial mortgage pool balance, the related loan documents permit property substitutions, thereby changing the real property collateral, as described under "--Significant Underlying Mortgage Loans--The
Macquarie DDR Portfolio II Mortgage Loan--The Mortgage Loan," "Description of
the Mortgage Pool--Significant Underlying Mortgage Loans--The U-Store-It
Portfolio III Mortgage Loan--Substitution" and "--Significant Underlying
Mortgage Loans--The Summit Hotel Portfolio Mortgage Loan--Substitutions,"
respectively, in this prospectus supplement.

     If the borrower under any mortgage loan that is cross-collateralized with the mortgage loans of other borrowers were to become a debtor in a bankruptcy case, the creditors of that borrower or the representative of that borrower's bankruptcy

                                      S-55

estate could challenge that borrower's pledging of the underlying mortgaged real property as a fraudulent conveyance. See "Risk Factors--Some Provisions in the Mortgage Loans Underlying Your Offered Certificates May Be Challenged as
Being Unenforceable--Cross-Collateralization Arrangements" in the accompanying prospectus.

     In addition, when multiple real properties secure an individual mortgage loan or group of cross-collateralized mortgage loans, the amount of the mortgage encumbering any particular one of those properties may be less than the full amount of that individual mortgage loan or group of cross-collateralized mortgage loans, generally to avoid recording tax. This mortgage amount may equal the appraised value or allocated loan amount for the mortgaged real property and will limit the extent to which proceeds from the property will be available to offset declines in value of the other properties securing the same mortgage loan or group of cross-collateralized mortgage loans.

     Limited Information Causes Uncertainty. Some of the mortgage loans that we intend to include in the trust are loans that were made to enable the related borrower to acquire the related mortgaged real property. Accordingly, for certain of these loans limited or no historical operating information is available with respect to the related mortgaged real properties. As a result, you may find it difficult to analyze the historical performance of those properties.

     Tax and Other Considerations Related to Foreclosure May Adversely Affect
Distributions on the Series 2005-C2 Certificates. If the trust were to acquire an underlying real property through foreclosure or similar action, the special servicer may be required to retain an independent contractor to operate and manage the property. Any net income from that operation and management, other than qualifying rents from real property within the meaning of section 856(d)
of the Internal Revenue Code of 1986, as amended, as well as any rental income based on the net profits of a tenant or sub-tenant or allocable to a service that is non-customary in the area and for the type of building involved, will subject the trust to federal, and possibly state or local, tax as described under "Federal Income Tax Consequences--REMICs--Prohibited Transactions Tax and
Other Taxes" in the accompanying prospectus. The risk of taxation being imposed on income derived from the operation of foreclosed real property is particularly present in the case of hospitality properties. Those taxes, and the cost of retaining an independent contractor, would reduce net proceeds available for distribution with respect to the series 2005-C2 certificates.

     In addition, in connection with the trust's acquisition of an underlying real property, through foreclosure or similar action, and/or its liquidation of such property, the trust may in certain jurisdictions, particularly in New York and California, be required to pay state or local transfer or excise taxes.
Such state or local taxes may reduce net proceeds available for distribution to the series 2005-C2 certificates.

     Investors May Want to Consider Prior Bankruptcies. We are aware of seven
(7) mortgage loans that we intend to include in the trust, representing 1.6% of the initial mortgage pool balance, where the related borrower, a controlling principal in the related borrower or a guarantor has been a party to prior bankruptcy proceedings within the last 10 years. However, there is no assurance that principals or affiliates of other borrowers have not been a party to bankruptcy proceedings. See "Risk Factors--Borrower Bankruptcy Proceedings Can
Delay and Impair Recovery on a Mortgage Loan Underlying Your Offered
Certificates" in the accompanying prospectus.

     In addition, certain tenants at some of the underlying mortgaged real properties are a party to a bankruptcy proceeding. Other tenants may, in the future, be a party to a bankruptcy proceeding.

     Litigation May Adversely Affect Property Performance. There may be pending or threatened legal proceedings against the borrowers and/or guarantors under the underlying mortgage loans, the managers of the related mortgaged real properties and their respective affiliates, arising out of the ordinary business of those borrowers, managers and affiliates. We cannot assure you that litigation will not have a material adverse effect on your investment.

     Future Terrorist Attacks and Military Actions May Adversely Affect the
Value of the Offered Certificates and Payments on the Underlying Mortgage
Loans. It is impossible to predict whether, or the extent to which, future terrorist activities may occur in the United States or with respect to U.S.
interests around the world. It is uncertain what effects any future terrorist activities in the United States or abroad and/or any consequent actions on the part of the United States Government and others, including military action, will have on: (a) U.S. and world financial markets; (b) local, regional and national economies; (c) real estate markets across the U.S.; (d) particular business segments, including those that are important to the performance of the mortgaged real properties that secure the underlying mortgage loans; and/or (e)
insurance costs and the availability of insurance coverage for terrorist acts in the future. Any such negative financial impact could adversely affect the cash flow at the related mortgaged real properties and ultimately the ability of borrowers to pay interest and/or principal on the underlying mortgage loans.
Among other things, reduced investor confidence could result in substantial volatility in securities markets and a decline in real estate-related investments. In addition, reduced consumer confidence, as well as a heightened concern for personal safety, could result in a material decline in personal spending and travel.

                                      S-56

     As a result of the foregoing, defaults on commercial real estate loans could increase; and, regardless of the performance of the underlying mortgage loans, the liquidity and market value of the offered certificates may be impaired. See "Risk Factors--Lack of Liquidity Will Impair Your Ability to Sell
Your Offered Certificates and May Have an Adverse Effect on the Market Value of
Your Offered Certificates," "--The Market Value of Your Offered Certificates
May Be Adversely Affected by Factors Unrelated to the Performance of Your
Offered Certificates and the Underlying Mortgage Assets, Such as Fluctuations
in Interest Rates and the Supply and Demand of CMBS Generally" and "--Repayment
of a Commercial or Multifamily Mortgage Loan Depends Upon the Performance and
Value of the Underlying Real Property, Which May Decline Over Time, and the
Related Borrower's Ability to Refinance the Property, of Which There Is No
Assurance" in the accompanying prospectus.

             CAPITALIZED TERMS USED IN THIS PROSPECTUS SUPPLEMENT

     From time to time we use capitalized terms in this prospectus supplement, including in Annexes A-1, A-2, A-3, A-4 and B to this prospectus supplement.
Each of those capitalized terms will have the meaning assigned to it in the glossary attached to this prospectus supplement.

                          FORWARD-LOOKING STATEMENTS

     This prospectus supplement and the accompanying prospectus include the words "expects," "intends," "anticipates," "estimates" and similar words and expressions. These words and expressions are intended to identify forward-looking statements. Any forward-looking statements are made subject to risks and uncertainties which could cause actual results to differ materially from those stated. These risks and uncertainties include, among other things, declines in general economic and business conditions, increased competition, changes in demographics, changes in political and social conditions, regulatory initiatives and changes in customer preferences, many of which are beyond our control and the control of any other person or entity related to this offering.
The forward-looking statements made in this prospectus supplement are accurate as of the date stated on the cover of this prospectus supplement. We have no obligation to update or revise any forward-looking statement.

                                      S-57

                        DESCRIPTION OF THE MORTGAGE POOL

GENERAL

     We intend to include the 106 mortgage loans identified on Annex A-1 to this prospectus supplement in the trust. The mortgage pool consisting of those loans will have an initial mortgage pool balance of $1,942,131,019. However, the actual initial mortgage pool balance may be as much as 5% smaller or larger than that amount if any of those mortgage loans are removed from the mortgage pool or any other mortgage loans are added to the mortgage pool. See "--Changes in Mortgage Pool Characteristics" below.

     The initial mortgage pool balance will equal the total cut-off date principal balance of all the mortgage loans included in the trust. The cut-off date principal balance of any mortgage loan is equal to its unpaid principal balance as of the cut-off date, after application of all monthly debt service payments due with respect to the mortgage loan on or before that date, whether or not those payments were received. The cut-off date principal balance of each mortgage loan that we intend to include in the trust is shown on Annex A-1 to this prospectus supplement. Those cut-off date principal balances range from
$817,343 to $225,000,000, and the average of those cut-off date principal balances is $18,321,991.

     Except in the case of three (3) underlying mortgage loans, collectively representing 0.6% of the initial mortgage pool balance, each of the mortgage loans that we intend to include in the trust was originated by the related mortgage loan seller, by an affiliate of the related mortgage loan seller or by a correspondent in the related mortgage loan seller's or one of its affiliates'
conduit lending program.

     The Lehman Mortgage Loan Seller is our affiliate and an affiliate of
Lehman Brothers Inc. The UBS Mortgage Loan Seller is an affiliate of UBS
Securities LLC.

     Each of the mortgage loans that we intend to include in the trust is an obligation of the related borrower to repay a specified sum with interest. Each of those mortgage loans is evidenced by one or more promissory notes and secured by a mortgage, deed of trust or other similar security instrument that creates a mortgage lien on the fee and/or leasehold interest of the related borrower or another party in one or more commercial or multifamily real properties. That mortgage lien will, in all cases, be a first priority lien, subject only to Permitted Encumbrances.

     You should consider each of the underlying mortgage loans to be a nonrecourse obligation of the related borrower. You should anticipate that, in the event of a payment default by the related borrower, recourse will be limited to the corresponding mortgaged real property or properties for satisfaction of that borrower's obligations. In those cases where recourse to a borrower or guarantor is permitted under the related loan documents, we have not undertaken an evaluation of the financial condition of any of these persons. None of the underlying mortgage loans will be insured or guaranteed by any governmental agency or instrumentality or by any private mortgage insurer.

     It has been confirmed to us by Moody's and/or Fitch that six (6) of the mortgage loans that we intend to include in the trust, representing 33.1% of the initial mortgage pool balance, each has, in the context of its inclusion in the trust, credit characteristics consistent with investment grade-rated obligations.

     We provide in this prospectus supplement a variety of information regarding the mortgage loans that we intend to include in the trust. When reviewing this information, please note that--

     o    All numerical information provided with respect to the mortgage loans is provided on an approximate basis.

     o    All weighted average information provided with respect to the mortgage loans reflects a weighting by their respective cut-off date principal balances.

     o    If a mortgage loan is secured by multiple mortgaged real properties located in more than one state or representing more than one property type, a portion of that mortgage loan has been allocated to each of those properties.

     o    When information with respect to mortgaged real properties is expressed as a percentage of the initial mortgage pool balance, the percentages are based upon the cut-off date principal balances of the related mortgage loans or allocated portions of those balances.

CROSS-COLLATERALIZED MORTGAGE LOANS, MULTI-PROPERTY MORTGAGE LOANS AND MORTGAGE
LOANS WITH AFFILIATED BORROWERS

     The mortgage pool will include 30 mortgage loans, representing 47.9% of the initial mortgage pool balance, that are, in each case, individually or through cross-collateralization with other underlying mortgage loans, secured by two or more real

                                      S-58

properties. However, the amount of the mortgage lien encumbering any particular one of those properties may be less than the full amount of the related mortgage loan or group of cross-collateralized mortgage loans, generally to minimize the amount of mortgage recording tax due in connection with the transaction. The mortgage amount may equal the appraised value or allocated loan amount for the particular real property. This would limit the extent to which proceeds from that property would be available to offset declines in value of the other mortgaged real properties securing the same mortgage loan or group of cross-collateralized mortgage loans.

     The table below identifies, by name of the property or property group set forth on Annex A-1 to this prospectus supplement, each individual multi-property mortgage loan and/or group of cross-collateralized mortgage loans that represents at least 1.0% of the initial mortgage pool balance.

                                                                                                      % OF INITIAL
                                                                                        NUMBER OF       MORTGAGE
                              PROPERTY/PORTFOLIO NAMES                                 PROPERTIES     POOL BALANCE
-----------------------------------------------------------------------------------   ------------   -------------

1. The Woodbury Office Portfolio II ...............................................        22              8.4%
2. Macquarie DDR Portfolio II .....................................................         8              8.1%
3. Bay Colony Corporate Center ....................................................         4              7.5%
4. U-Store-It Portfolio III .......................................................        18              4.6%
5. Summit Hotel Portfolio .........................................................        27              4.5%
6. Lembi Portfolio Mortgage Loan ..................................................        16              4.4%
7. The Woodbury Office Portfolio I ................................................        10              3.3%
8. Leavitt Portfolio ..............................................................        14              1.8%
9. Food Emporium and Food Basics ..................................................         2              1.1%
10.  Dunlop Village, Palmetto Plaza, Portland Village, Birdneck Shopping Center and
   Louisa Plaza ...................................................................         5              1.1%

     The following table identifies four (4) separate groups of mortgaged real properties that are under common ownership and/or control, that are not reflected in the prior table and that represent at least 1.0% of the initial mortgage pool balance.

                                                                                                           % OF INITIAL
                                                                                             NUMBER OF       MORTGAGE
                                PROPERTY/PORTFOLIO NAMES                                    PROPERTIES     POOL BALANCE
----------------------------------------------------------------------------------------   ------------   -------------

1. Kaka'ako Warehouse, Vineyard Plaza and Ventura Commerce Center ......................         3             1.5%
2. Bahama Glen, The Fountains Apartments and Fountain Square Apartments ................         3             1.0%
3. Shoppes of Paddock Park, Gulf Points Square, Lyons Plaza, Inland Seas Apartments,
    Lenox Place Apartments and Anderson-Woodridge ......................................         7             1.0%
4. Boulevard Shops, Dayton Mall Shoppes and Smoky Hill .................................         3             1.0%

     Except in the case of two (2) groups of cross-collateralized mortgage loans and seven (7) individual multi-property mortgage loans that we intend to include in the trust, collectively representing 11.9% of the intial mortgage pool balance, each group of cross-collateralized mortgage loans, and each individual multi-property mortgage loan, that we intend to include in the trust entitles the related borrower(s) to a release of one or more of the corresponding mortgaged real properties through full or, in some such cases, partial defeasance. The partial defeasance of a group of cross-collateralized mortgage loans or any individual multi-property loan would result in the defeased and undefeased portions of the subject aggregate debt ceasing to be cross-collateralized. See "--Terms and Conditions of the Underlying Mortgage
Loans--Defeasance Loans" below.

     In the case of the Woodbury Office Portfolio I Mortgage Loan and the
Woodbury Office Portfolio II Mortgage Loan, which mortgage loans represent 3.3%
and 8.4% of the initial mortgage pool balance, respectively, the related borrower has a right to partially prepay the related mortgage loan and to obtain the release of an individual property that constitutes one of the
Woodbury Office Portfolio I Mortgaged Properties or the Woodbury Office
Portfolio II Mortgaged Properties, as applicable, as described under
"--Significant Underlying Mortgage Loans--The Woodbury Office Portfolio I
Mortgage Loan--The Mortgage Loan and "--The Woodbury Office Portfolio II
Mortgage Loan--The Mortgage Loan" below in this prospectus supplement.

     In addition, the Macquarie DDR Portfolio II Mortgage Loan, which mortgage loan represents 8.1% of the initial mortgage pool balance, the U-Store-It
Portfolio III Mortgage Loan, which mortgage loan represents 4.6% of the initial mortgage pool balance, and the Summit Hotel Portfolio Mortgage Loan, which mortgage loan represents 4.5% of the initial mortgage pool balance, all permit property substitutions, thereby changing the real property collateral, as described under

                                      S-59

"--Significant Underlying Mortgage Loans--The Macquarie DDR Portfolio II
Mortgage Loan--The Mortgage Loan," "Description of the Mortgage
Pool--Significant Underlying Mortgage Loans--The U-Store-It Portfolio III
Mortgage Loan--Substitution" and "--Significant Underlying Mortgage Loans--The
Summit Hotel Portfolio Mortgage Loan--Substitutions," respectively, in this prospectus supplement.

     In the case of the Bay Colony Corporate Center Mortgage Loan, which mortgage loan represents 7.5% of the initial mortgage pool balance, the related borrower has a right to obtain the release of an individual building (and associated lease rollover reserves and prepaid rent) that comprises the Bay
Colony Corporate Center Mortgaged Property through payment of a release price, as described under "--Significant Underlying Mortgage Loans--The Bay Colony
Corporate Center Mortgage Loan--Partial Release" below in this prospectus supplement.

     In the case of the Summit Hotel Portfolio Mortgage Loan, which mortgage loan represents 4.5% of the initial mortgage pool balance, the related borrower has a right to obtain the release of an individual property that constitutes one of the Summit Hotel Portfolio Mortgaged Properties through the payment of a release price, as described under "--Significant Underlying Mortgage Loans--The
Summit Hotel Portfolio Mortgage Loan--Releases" below in this prospectus supplement.

     With respect to the individual multi-property mortgage loan secured by the portfolio of mortgaged real properties collectively identified on Annex A-1 to this prospectus supplement as Leavitt Portfolio, representing 1.8% of the initial mortgage pool balance, the related borrower has the right to obtain a release from the lien of the related deed of trust of one of the subject mortgaged real properties in connection with the transfer of that property to an entity other than the borrower, and subject to the satisfaction of the following conditions, among others: (a) no event of default may exist at the time of or be caused by the release; (b) the lender must receive funds equal to
115% of the allocated loan amount for the subject mortgaged real property, together with prepayment consideration equal to the greater of yield maintenance and 1% of the prepaid amount; (c) the related borrower must deliver to the lender such title endorsements as the mortgage lender may reasonably determine are necessary to confirm that its existing coverage will remain effective for the remaining Leavitt Portfolio Mortgaged Properties following the release; (d) the release may not constitute a prohibited transaction for, or contribution after the start up date to, a "REMIC trust"; (e) the mortgage lender must receive evidence that related borrower is solvent and will not be rendered insolvent by the release of the subject Leavitt Portfolio Mortgaged
Property; (f) the aggregate debt service coverage ratio with respect to the remaining Leavitt Portfolio Mortgaged Properties must be equal to or greater than 1.25x immediately following the release; and (g) the outstanding principal balance of the related note, immediately following the release, may not be more than 75% of the then current fair market value, in the aggregate, of the remaining Leavitt Portfolio Mortgaged Properties as determined by the appraisals, or, with the exception of the Leavitt Portfolio Mortgaged
Properties identified on Annex A-1 to this prospectus supplement as
Leavitt-O'Donnell Business Park (the "O'Donnell Parcel") or Leavitt-West Valley
Commerce, at borrower's request. by such other basis as lender may reasonably determine.

     In addition, in the case of the individual multi-property mortgage loan secured by the portfolio of mortgaged real properties collectively identified on Annex A-1 to this prospectus supplement as Leavitt Portfolio, which mortgage loan represents 1.8% of the initial mortgage pool balance, the related loan documents permit the sale of the O'Donnell Parcel, separate from the others, and simultaneous severance of the subject mortgage loan into two separate non-cross-defaulted and non-cross-collateralized loans, one of which shall be secured by the O'Donnell Parcel and the other shall be secured by the remaining mortgaged real property subject to the satisfaction of the following conditions, among others: (a) the transferee of the O'Donnell Parcel (or such transferee's principals) must have demonstrated to lender's reasonable satisfaction expertise in owning and operating properties similar in size, location and operation to the subject mortgaged real property and the remaining mortgaged real properties; (b) the related borrower must have paid the mortgage lender a transfer fee equal to 1% of the outstanding principal balance of the subject mortgage loan that has been allocated to the O'Donnell Parcel at the time of the severance; (c) the transferee and its principal must have an aggregate net worth and liquidity reasonably acceptable to the mortgage lender;
(d) the transferee must assume all of the obligations of the related borrower under the related mortgage; (e) one or more of the transferee's principals having an aggregate net worth and liquidity reasonably satisfactory to lender, must execute and deliver a recourse carve out guaranty and environmental indemnity acceptable to lender; (f) the lender must receive an opinion of counsel that such transfer will not constitute a prohibited transaction for, or a contribution after the startup day to, a "REMIC trust" and may not disqualify such "REMIC trust" as a "real estate mortgage investment conduit" within the meanings of Section 860D of the Internal Revenue Code and each of the related mortgage loans must continue to constitute a "qualified mortgage" within the meaning of Sections 860D and 860G(a)(3) of the Internal Revenue Code; (g) the
rating agencies then rating the series 2005-C2 certificates must confirm that such transfer and severance of the subject mortgage loan will not result in a withdrawal, downgrade or qualification of the ratings assigned to the series
2005-C2 certificates; (h) the related borrower must pay the costs and expenses associated with re-issuance of two

                                      S-60

replacement title policies; (i) the initial principal amount of each of the two separate non-cross-defaulted and non-cross-collateralized mortgage loans may not exceed 75% of the fair market value of the O'Donnell Parcel and the remaining real properties, respectively; and (j) the related borrower must have prepaid a portion of the related loan, at the time of the severance, in the amount of $1,767,000.

     In the case of the cross-collateralized group of underlying mortgage loans secured by the mortgaged real properties identified on Annex A-1 to this prospectus supplement as Dunlop Village, Palmetto Plaza, Portland Village,
Birdneck Shopping Center and Louisa Plaza, respectively, which mortgage loans collectively represent 1.1% of the initial mortgage pool balance, in the event that the related borrowers prepay, simultaneously and in whole, the Dunlop
Village underlying mortgage loan, the Palmetto Plaza underlying mortgage loan, the Birdneck Shopping Center underlying mortgage loan and the Louisa Plaza underlying mortgage loan, and as long as there is no continuing event of default under certain specified provisions of the Portland Village underlying mortgage loan documents, the related mortgaged real properties will be released from the lien of the related mortgages and will cease to provide collateral for the Portland Village underlying mortgage loan. In addition to the foregoing, in the case of the Portland Village underlying mortgage loan, in the event the related borrower repays such mortgage loan in full, the related borrower has the right to obtain a release of the lien of the Portland Village mortgaged real property from the lien of the related mortgage and, in such case, the
Portland Village mortgaged real property will cease to provide collateral for the Dunlop Village underlying mortgage loan, the Palmetto Plaza underlying mortgage loan, the Birdneck Shopping Center underlying mortgage loan or the
Louisa Plaza underlying mortgage loan.

ADDITIONAL PARTIAL RELEASES

     With respect to each of the mortgage loans that we intend to include in the trust secured by the mortgaged real properties identified on Annex A-1 to this prospectus supplement as Hunter's Ridge Apartments, Birdneck Shopping
Center and Louisa Plaza, respectively, representing 0.4%, 0.2%, and 0.2%, respectively, of the initial mortgage pool balance, the related borrower has the right to obtain a release from the lien of the related mortgage or deed of trust of specifically designated portions of the related mortgaged real property in connection with the transfer of the subject parcel to a bona fide third party in an arm's length transaction, and subject to the satisfaction of the following conditions, among others: (a) no event of default may exist at the time of or be caused by the release; (b) the property to be released must be transferred or conveyed to a party other than the related borrower or a
"controlling party" (as defined in the related loan documents); (c) the related borrower must have delivered to the related lender such title endorsements as the mortgage lender may reasonably determine are necessary to confirm that its existing coverage will remain effective for the remaining property following the release; (d) the related borrower must cause to be created and insured under lender's title policy such reciprocal easement agreements for ingress, egress, parking and utilities over the property being released as the mortgage lender may reasonably require; (e) the release may not constitute a prohibited transaction for, or contribution after the start up date to, a "REMIC trust";
(f) at the time of any such release. the remaining mortgaged real property must constitute one or more lawfully subdivided parcels, consisting of separate tax lots, and be in compliance in all material respects with applicable zoning laws. With respect to the Hunter's Ridge Apartments underlying mortgage loan, the related mortgage or deed of trust further provides that the outstanding principal balance of the mortgage loan, immediately upon the transfer or conveyance of any portion of the mortgaged real property, must equal more than
80% of the then current fair market value of the remaining mortgaged real property. With respect to each of the Birdneck Shopping Center and Louisa Plaza underlying mortgage loans, the related mortgage or deed of trust expressly provides that the lender is not entitled to receive any portion of the proceeds realized by the related borrower upon the transfer or conveyance of the released parcel.

     In addition, with respect to the mortgage loan that we intend to include in the trust secured by the mortgaged real property identified on Annex A-1 to this prospectus supplement as Ridgmar Mall, representing 3.0% of the initial mortgage pool balance, the related borrower has the right to obtain a release from the lien of the related deed of trust a specifically designated portion of the related mortgaged real property in connection with the transfer of the subject parcel to a third party in an arm's length transaction, and subject to the satisfaction of the following conditions, among others: (a) no event of default may exist at the time of or be caused by the release; (b) the property to be released must be transferred or conveyed to a party other than the related borrower; (c) the related borrower must have delivered to the related lender such title endorsements as the mortgage lender may reasonably determine are necessary to confirm that its existing coverage will remain effective for the remaining property following the release; and (d) at the time of any such release, the remaining mortgaged real property must constitute one or more lawfully subdivided parcels, consisting of separate tax lots, and must conform to all applicable zoning by-laws and ordinances. The related deed of trust provides that the lender is not entitled to receive any portion of the proceeds realized by the related borrower upon the transfer or conveyance of the released parcel.

                                      S-61

     Further, some of the other mortgage loans that we intend to include in the trust may permit the release of one or more undeveloped or non-income producing parcels or outparcels that, in each such case, do not represent a significant portion of the appraised value of the related mortgaged real property, or have been excluded from the appraised value of the related mortgaged real property, shown on Annex A-1 to this prospectus supplement.

TERMS AND CONDITIONS OF THE UNDERLYING MORTGAGE LOANS

     Due Dates. Subject, in some cases, to a next business day convention--

     o    three (3) of the mortgage loans that we intend to include in the trust, representing 0.2% of the initial mortgage pool balance, provide for scheduled payments of principal and/or interest to be due on the first day of each month, and

     o    one (1) of the mortgage loans that we intend to include in the trust, representing 8.1% of the initial mortgage pool balance, provide for scheduled payments of principal and/or interest to be due on the fifth day of each month, and

     o    102 of the mortgage loans that we intend to include in the trust, representing 91.7% of the initial mortgage pool balance, provide for scheduled payments of principal and/or interest to be due on the eleventh day of each month.

     Each mortgage loan that we intend to include in the trust provides for one or both of the following--

     o    a grace period for the payment of each monthly debt service payment that does not go beyond the 11th day of the month or, if that 11th day is not a business day, then beyond the next business day, and/or

     o    that either Default Interest will commence accruing or late payment charges will be due in the event that a monthly debt service payment has not been made as of the 11th day of the month or, if that 11th day is not a business day, then as of the next business day.

     Mortgage Rates; Calculations of Interest. Each of the mortgage loans that we intend to include in the trust bears interest at a mortgage interest rate that, in the absence of default, is fixed until maturity.

     The current mortgage interest rate for each of the mortgage loans that we intend to include in the trust is shown on Annex A-1 to this prospectus supplement. As of the cut-off date, those mortgage interest rates ranged from
4.704% per annum to 6.730% per annum, and the weighted average of those mortgage interest rates was 5.450% per annum.

     None of the mortgage loans that we intend to include in the trust provides for negative amortization or for the deferral of interest.

     Each of the underlying mortgage loans will accrue interest on an
Actual/360 Basis or, in the case of one (1) underlying mortgage loan, representing 8.1% of the initial mortgage pool balance, on a 30/360 Basis.

     Balloon Loans. All of the mortgage loans that we intend to include in the trust, representing 100% of the initial mortgage pool balance, are Balloon
Loans and are characterized by--

     o    either (a) an amortization schedule that is significantly longer than the actual term of the mortgage loan and that may begin after the end of an initial interest-only period or (b) no amortization prior to stated maturity, and

     o    a substantial balloon payment being due with respect to the mortgage loan on its stated maturity date.

     Fifteen (15) of the Balloon Loans identified in the prior paragraph, representing 41.0% of the initial mortgage pool balance, require payments of interest only to be due on each due date until the stated maturity date.
Another 25 of the Balloon Loans identified in the prior paragraph, representing
25.4% of the initial mortgage pool balance, require payments of interest only to be due until the expiration of a designated interest-only period that ends prior to the stated maturity date.

                                      S-62

     Amortization of Principal. The table below shows, in months, the original and, as of the cut-off date, the remaining amortization schedules and terms to maturity for the mortgage loans that we expect to back the offered certificates.

ORIGINAL TERM TO MATURITY (MOS.)
Maximum ..........................  180
Minimum ..........................   60
Weighted Average .................   95

REMAINING TERM TO MATURITY (MOS.)
Maximum ..........................  179
Minimum ..........................   58
Weighted Average .................   94

ORIGINAL AMORTIZATION TERM (MOS.)
Maximum ..........................  360
Minimum ..........................  240
Weighted Average .................  347

REMAINING AMORTIZATION TERM (MOS.)
Maximum ..........................  360
Minimum ..........................  240
Weighted Average .................  347

     The calculation of original and remaining amortization terms in the foregoing table does not take into account 15 mortgage loans that we intend to include in the trust, collectively representing 41.0% of the initial mortgage pool balance, that each provides for payments of interest only until the related stated maturity date. In addition, with respect to 25 other mortgage loans that we intend to include in the trust, representing 25.4% of the initial mortgage pool balance, payments of interest only are made during a specified interest-only period following origination of that mortgage loan. The original and remaining amortization terms in the table above for the mortgage loans referred to in the prior sentence are, in each case, calculated assuming the amortization term commences as of the end of the interest-only period.

     With respect to the underlying mortgage loan secured by the mortgaged real property identified on Annex A-1 to this prospectus supplement as Westminster
Village, representing 1.8% of the initial mortgage pool balance, the related borrower is required to make payments of interest plus, solely to the extent available from excess cash flow, monthly amortization payments, until the stated maturity date throughout the term of such mortgage loan. Any such amortization payments must be in a maximum amount each month such that, with the application of such payments, that underlying mortgage loan would amortize over a period of not more than 30 years. The Westminster Village underlying mortgage loan is presented in this prospectus supplement as a 10-year interest-only Balloon Loan and without regard to such amortization payments
(other than for the purposes of the Modeling Assumptions).

     Some of the underlying mortgage loans will, in each case, provide for a recast of the amortization schedule and an adjustment of the scheduled debt service payments on the mortgage loan upon application of specified amounts of condemnation proceeds or insurance proceeds to pay the related unpaid principal balance.

     Prepayment Provisions. All of the mortgage loans that we intend to include in the trust provide for one or more of the following:

     o    a prepayment lock-out period, during which the principal balance of a mortgage loan may not be voluntarily prepaid in whole or in part;

     o    a defeasance period, during which voluntary principal prepayments are still prohibited, but the related borrower may obtain a release of the related mortgaged real property through defeasance, and

     o    a prepayment consideration period, during which voluntary prepayments are permitted, subject to the payment of a yield maintenance premium or other additional consideration for the prepayment.

     Notwithstanding otherwise applicable lock-out periods, certain prepayments of some of the underlying mortgage loans may occur under the circumstances described under "--Terms and Conditions of the Underlying Mortgage Loans--
Prepayment Provisions--Other Prepayment Provisions" below. The prepayment terms of each of the mortgage loans that we intend to include in the trust are more particularly described in Annex A-1 to this prospectus supplement.

     Prepayment Lock-Out or Prepayment Lock-Out/Defeasance Periods. As of the
cut-off date, an initial prepayment lock-out period is currently in effect for
105 of the mortgage loans that we intend to include in the trust, representing
92.5%

                                      S-63

of the initial mortgage pool balance. With respect to 94 of the 105 underlying mortgage loans referred to in the preceding sentence, representing 68.9% of the initial mortgage pool balance, the initial prepayment lock-out period is followed by a defeasance period during which principal prepayments are still prohibited. In no event will the defeasance period for any of those 94 mortgage loans begin earlier than the second anniversary of the Issue Date.

     One (1) of the 105 mortgage loans referred to in the first sentence of the preceding paragraph, representing 8.1% of the initial mortgage pool balance, provides for (a) first, an initial prepayment lock-out period, followed by (b)
second, a period when the borrower may prepay such mortgage loan in whole or in part, together with a yield maintenance charge (provided that partial prepayments may not exceed $91,850,000 in the aggregate, over the term of the mortgage loan), followed by (c) third, a period when the borrower may, at its election, (i) defease such mortgage loan, in whole or in part, and/or (ii)
prepay such mortgage loan in whole or in part, together with a yield maintenance charge (provided that partial prepayments may not exceed
$91,850,000 in the aggregate, over the term of the mortgage loan); provided, however, that prior to any prepayment or defeasance of the subject underlying mortgage loan, the borrower must repay the related pari passu non-trust mortgage loan in full. See "--Significant Underlying Mortgage Loans--The
Macquarie DDR Portfolio II Mortgage Loan--The Mortgage Loan" in this prospectus supplement. For the purposes of this prospectus supplement, during the periods referred to in clauses (b) and (c) above, the entire underlying mortgage loan is treated as being in a prepayment consideration period.

     Set forth below is information regarding the remaining terms of the prepayment lock-out and prepayment lock-out/
defeasance periods, as applicable, for the 105 underlying mortgage loans that currently provide for a prepayment lock-out period:

     o    the maximum remaining prepayment lock-out or prepayment
          lock-out/defeasance period as of the cut-off date is 149 months;

     o    the minimum remaining prepayment lock-out or prepayment
          lock-out/defeasance period as of the cut-off date is 12 months; and

     o    the weighted average remaining prepayment lock-out or prepayment lock-out/defeasance period as of the cut-off date is 80 months.

     Notwithstanding otherwise applicable lock-out periods, certain prepayments of some of the underlying mortgage loans may occur under the circumstances described under "--Terms and Conditions of the Underlying Mortgage Loans--
Prepayment Provisions--Other Prepayment Provisions" below.

     Prepayment Consideration Periods. Eleven (11) of the mortgage loans that we intend to include in the trust, representing 23.7% of the initial mortgage pool balance, provide for a period, following the initial prepayment lock-out period, when the loan is prepayable together with a yield maintenance charge
(except as described in the next paragraph), but do not provide for defeasance.

     One (1) of the 11 mortgage loans referred to in the preceding paragraph, representing 8.1% of the initial mortgage pool balance, provides for (a) first, an initial prepayment lock-out period, followed by (b) second, a period when the borrower may prepay such mortgage loan in whole or in part, together with a yield maintenance charge (provided that partial prepayments may not exceed
$91,850,000 in the aggregate, over the term of the mortgage loan), followed by
(c) third, a period when the borrower may, at its election, (i) defease the mortgage loan, in whole or in part, and/or (ii) prepay the mortgage loan in whole or in part, together with a yield maintenance charge (provided that partial prepayments may not exceed $91,850,000 in the aggregate, over the term of the mortgage loan); provided, however, that prior to any prepayment or defeasance of the subject underlying mortgage loan, the borrower must repay the related pari passu non-trust mortgage loan in full. See "--Significant
Underlying Mortgage Loans--The Macquarie DDR Portfolio II Mortgage Loan--The
Mortgage Loan" in this prospectus supplement. For the purposes of this prospectus supplement, during the periods referred to in clauses (b) and (c)
above, the entire underlying mortgage loan is treated as being in a prepayment consideration period.

     One (1) mortgage loan, representing 7.5% of the initial mortgage pool balance, does not provide for an initial prepayment lock-out period and is currently prepayable, together with a yield maintenance charge, but does not provide for defeasance.

     With respect to those underlying mortgage loans that provide, during some portion of the loan term, for voluntary principal prepayments to be accompanied by a yield maintenance charge, that yield maintenance charge is generally equal to either:

          (1) in the case of one (1) underlying mortgage loan, representing 8.1%
          of the initial mortgage pool balance, an amount equal to (a) the sum of the present values as of the date of prepayment of all unpaid principal and interest

                                      S-64

          payments required under the related mortgage note, calculated by discounting those payments from their respective scheduled payment dates back to the date of prepayment at a discount rate based on a treasury rate as provided in the related mortgage note, minus (b) the outstanding principal balance of the subject mortgage loan as of the date of prepayment; or

          (2) in the case of 11 underlying mortgage loans, representing 23.1% of the initial mortgage pool balance, an amount generally equal to the present value of a series of payments each equal to the Payment
          Differential and payable on each payment date over the remaining original term of the note and on the maturity date discounted at the
          Reinvestment Yield for the number of months remaining from the prepayment date to each such payment date and the maturity date; the
          "Reinvestment Yield" will equal the lesser of: (a) either (i) the yield on the U.S. Treasury issue with the same maturity as the maturity date of the subject mortgage loan or (ii) if no such U.S.
          Treasury issue is available, then the interpolated yield on the two
          U.S. Treasury issues with maturity dates (one prior to and one following) that are closest to the maturity date of the subject mortgage loan; and (b) either (i) the yield on the U.S. Treasury issue
          (primary issue) with a term equal to the remaining average life of the subject underlying mortgage loan, or (ii) if no such U.S. Treasury issue is available, then the interpolated yield on the two U.S.
          Treasury issues (primary issues) with terms (one prior to and one following) that are closest to the remaining average life of the subject underlying mortgage loan, with each such yield being based on the bid price for such issues as published in The Wall Street Journal on the date that is 14 days prior to the prepayment date set forth in the related prepayment notice (or, if such bid price is not published on that date, the next preceding date on which such bid price is so published) and converted to a monthly compounded nominal yield; the
          "Payment Differential" will equal (x) the interest rate of the subject mortgage loan minus the Reinvestment Yield divided by (y) 12 and multiplied by (z) the principal sum outstanding and payable under the related mortgage note on the date of prepayment after application of the monthly debt service amount due and actually paid on the prepayment date, provided that the Payment Differential will in no event be less than zero.

     Prepayment premiums and yield maintenance charges received on the underlying mortgage loans, whether in connection with voluntary or involuntary prepayments, will be allocated and paid to the holders of certain classes of the series 2005-C2 certificates, in the amounts and in accordance with the priorities described under "Description of the Offered Certificates--
Payments--Payments of Prepayment Premiums and Yield Maintenance Charges" in
this prospectus supplement. However, limitations may exist under applicable state law on the enforceability of the provisions of the underlying mortgage loans that require payment of prepayment premiums or yield maintenance charges.
In addition, in the event of a liquidation of a defaulted mortgage loan in the trust, prepayment consideration will be one of the last items to which the related liquidation proceeds will be applied. Neither we nor the underwriters make any representation or warranty as to the collectability of any prepayment premium or yield maintenance charge with respect to any of the mortgage loans included in the trust. See "Risk Factors--Some Provisions in the Mortgage Loans
Underlying Your Offered Certificates May Be Challenged as Being
Unenforceable--Prepayment Premiums, Fees and Charges" and "Legal Aspects of
Mortgage Loans--Default Interest and Limitations on Prepayments" in the
accompanying prospectus.

     Open Prepayment Periods. Seventy-five (75) mortgage loans that we intend to include in the trust, representing 91.4% of the initial mortgage pool balance, provide for an open prepayment period, during which voluntary principal prepayments may be made without any prepayment consideration. That open prepayment period generally begins not more than 12 months prior to stated
maturity.

     Other Prepayment Provisions. Generally, the mortgage loans that we intend to include in the trust provide that condemnation proceeds and insurance proceeds may be applied to reduce the mortgage loan's principal balance, to the extent such funds will not be used to repair the improvements on the mortgaged real property or given to the related borrower, in many or all cases without prepayment consideration. In addition, some of the mortgage loans that we intend to include in the trust may also in certain cases permit, in connection with the lender's application of insurance or condemnation proceeds to a partial prepayment of the related mortgage loan, the related borrower to prepay the entire remaining principal balance of the mortgage loan, in many or all cases without prepayment consideration. Investors should not expect any prepayment consideration to be paid in connection with any partial or full prepayment described in this paragraph. With respect to certain mortgage loans, particularly those secured in whole or in part by a ground lease, single tenant mortgage loans and other mortgage loans which require that insurance and/or condemnation proceeds be used to repair or restore the mortgaged real property, such proceeds may be required to be used to restore the related mortgaged real property rather than to prepay that mortgage loan or, where a ground lease is involved, may be payable in whole or in part to the ground lessor.

     With respect to the Bay Colony Corporate Center Mortgage Loan, the related borrower may obtain the release of any of the four (4) individual buildings that comprise the Bay Colony Corporate Center Mortgaged Property, subject to the

                                      S-65

satisfaction of certain conditions, including the payment of a specified release amount and, if such partial prepayment is made prior to the monthly payment date in October 2009, payment of a prepayment consideration as provided for in the loan documents, as further described under "--Significant Underlying
Mortgage Loans--The Bay Colony Corporate Center Mortgage Loan--Partial Release"
below in this prospectus supplement.

     With respect to the Summit Hotel Portfolio Mortgage Loan, the related borrower may obtain the release of an individual property that comprises the
Summit Hotel Portfolio Mortgaged Properties, subject to the satisfaction of certain conditions, including the payment of a specified release amount, as further described under "--Significant Underlying Mortgage Loans--The Summit
Hotel Portfolio Mortgage Loan--Partial Releases" below in this prospectus supplement.

     With respect to the individual multi-property mortgage loan secured by the portfolio of mortgaged real properties identified on Annex A-1 to this prospectus supplement as Leavitt Portfolio, representing 1.8% of the initial mortgage pool balance, the related borrower may obtain the release from the lien of the related deed of trust of one of the subject mortgaged real properties in connection with the transfer of that property to an entity other than the borrower, subject to the satisfaction of certain conditions, including that the lender must receive funds equal to 115% of the allocated loan amount for the subject mortgaged real property, together with prepayment consideration equal to the greater of yield maintenance and 1% of the prepaid amount, as further described under "--Cross-Collateralized Mortgage Loans, Multi-Property
Mortgage Loans and Mortgage Loans with Affiliated Borrowers" above in this prospectus supplement.

     Also with respect to the individual multi-property mortgage loan secured by the portfolio of mortgaged real properties collectively identified on Annex
A-1 to this prospectus supplement as Leavitt Portfolio, representing 1.8% of the initial mortgage pool balance, the related borrower may obtain the release of a specific Leavitt Portfolio Mortgaged Property, subject to the satisfaction of certain conditions, including payment of an allocable portion of such underlying mortgage loan in the amount of $1,767,000, together with a yield maintenance premium as provided for in the loan documents, as further described under "--Cross-Collateralized Mortgaged Loans, Multi-Property Mortgage Loans
and Mortgage Loans with Affiliated Borrowers" above in this prospectus supplement.

     Defeasance Loans. Ninety-four (94) of the mortgage loans that we intend to include in the trust, representing 68.9% of the initial mortgage pool balance, permit the respective borrowers (subsequent to an initial prepayment lock-out period, which is currently in effect, and subject to the satisfaction of various conditions) to defease the subject mortgage loan in whole or, in some cases, in part, during a period that voluntary prepayments are prohibited, by pledging to the holder of the mortgage loan the requisite amount of Government
Securities, and thereby obtain a release of the related mortgaged real property or, if applicable, one or more of the related mortgaged real properties. As to any such mortgage loan, the permitted defeasance period does not begin prior to the second anniversary of the Issue Date.

     One (1) of the mortgage loans that we intend to include in the trust, representing 8.1% of the initial mortgage pool balance, provides for (a) first, an initial prepayment lock-out period, followed by (b) second, a period when the borrower may prepay such mortgage loan in whole or in part, together with a yield maintenance charge (provided that partial prepayments may not exceed
$91,850,000 in the aggregate, over the term of the mortgage loan), followed by
(c) third, a period when the borrower may, at its election, (i) defease the mortgage loan, in whole or in part, and/or (ii) prepay the mortgage loan in whole or in part, together with a yield maintenance charge (provided that partial prepayments may not exceed $91,850,000 in the aggregate, over the term of the mortgage loan); provided, however, that prior to any prepayment of defeasance of the subject underlying mortgage loan, the borrower must repay the related pari passu non-trust mortgage loan in full. See "--Significant
Underlying Mortgage Loans--The Macquarie DDR Portfolio II Mortgage Loan--The
Mortgage Loan" in this prospectus supplement. For the purposes of this prospectus supplement, during the periods referred to in clauses (b) and (c)
above, the entire underlying mortgage loan is treated as being in a prepayment consideration period.

     In general, the Government Securities that are to be delivered in connection with the defeasance of any underlying mortgage loan, must provide for a series of payments that:

     o    will be made prior, but as closely as possible, to all successive due dates through and including the maturity date or, in some instances, the expiration of the prepayment lock-out period; and

     o    will, in the case of each due date, be in a total amount equal to or greater than the scheduled debt service payment, including any applicable balloon payment, scheduled to be due or deemed due on that date, with any excess to be returned to the related borrower or a successor borrower.

     Except in the case of two (2) groups of cross-collateralized mortgage loans and seven (7) individual multi-property mortgage loans that we intend to include in the trust, collectively representing 11.9% of the initial mortgage pool balance,

                                      S-66

each of the cross-collateralized mortgage loans and individual multi-property mortgage loans that we intend to include in the trust may be defeased or, in some cases, partially defeased during some portion of the related loan term.
Each group of cross-collateralized mortgage loans and each individual multi-property mortgage loan that allows for partial defeasance of the aggregate debt, and that we intend to include in the trust, provides that in the event of a defeasance of less than the entire aggregate debt, one or more of the related mortgaged real properties would be released and the cross-collateralization would terminate as to the released property or properties.

     If fewer than all of the mortgaged real properties securing any particular multi-property mortgage loan or group of cross-collateralized mortgage loans are permitted by the related loan documents to be released in connection with any defeasance, then the borrower generally must deliver one of the following:
(a) an amount sufficient to purchase government securities that provide payments equal to 100% to 125% of the scheduled principal and interest payments for the mortgage loan (or portion thereof) being defeased; or (b) an amount sufficient to purchase government securities that provide payments equal to the lesser of (i) 100% to 125% of the scheduled principal and interest payments for the mortgage loan (or portion thereof) being defeased or (ii) the total of all remaining scheduled payments on, as applicable, all of the subject cross-collateralized mortgage loans or the entire individual multi-property mortgage loan (assuming no defeasance shall have occurred), less all scheduled defeasance payments to be made under substitute notes delivered in connection with the defeasance.

     In connection with any delivery of defeasance collateral, the related borrower will be required to deliver a security agreement granting the trust a first priority security interest in the collateral, together with an opinion of counsel confirming the first priority status of the security interest. Also, a borrower will generally be required to deliver a certification from an independent accounting firm to the effect that the defeasance collateral is sufficient to make all scheduled debt service payments under the related mortgage loan through maturity.

     In general, the defeasance collateral will consist of U.S. Treasury securities. However, subject to obtaining ratings confirmations from the related rating agencies, some borrowers may be entitled to defease their respective mortgage loans with other types of obligations that constitute
Government Securities.

     Due-on-Sale and Due-on-Encumbrance Provisions. All of the mortgage loans that we intend to include in the trust contain both a due-on-sale clause and a due-on-encumbrance clause. In general, except for the permitted transfers or encumbrances discussed below in this "--Due-on-Sale and Due-on-Encumbrance
Provisions" subsection, these clauses either:

     o    permit the holder of the related mortgage to accelerate the maturity of the mortgage loan if the borrower sells or otherwise transfers or encumbers the corresponding mortgaged real property, or

     o    prohibit the borrower from transferring or encumbering the corresponding mortgaged real property without the consent of the holder of the mortgage.

     See, however, "Risk Factors--The Investment Performance of Your Offered
Certificates Will Depend Upon Payments, Defaults and Losses on the Underlying
Mortgage Loans; and Those Payments, Defaults and Losses May Be Highly
Unpredictable--Delinquencies, Defaults and Losses on the Underlying Mortgage
Loans May Affect the Amount and Timing of Payments on Your Offered
Certificates; and the Rate and Timing of Those Delinquencies and Defaults, and
the Severity of Those Losses, Are Highly Unpredictable" and "--Some Provisions
in the Mortgage Loans Underlying Your Offered Certificates May Be Challenged as
Being Unenforceable--Due-on-Sale and Debt Acceleration Clauses" and "Legal
Aspects of Mortgage Loans--Due-on-Sale and Due-on-Encumbrance Provisions" in
the accompanying prospectus.

     In addition, all of the mortgage loans that we intend to include in the trust permit one or more of the following types of transfers:

     o    transfers of the corresponding mortgaged real property if specified conditions are satisfied, which conditions normally include one or both of the following--

          1.   confirmation by each applicable rating agency that the transfer will not result in a qualification, downgrade or withdrawal of any of its then current ratings of the certificates, or

          2.   the reasonable acceptability of the transferee to the lender;

     o    a transfer of the corresponding mortgaged real property to a person that is affiliated with or otherwise related to the borrower or a principal of the borrower;

     o    transfers by the borrower of the corresponding mortgaged real property to specified entities or types of entities;

                                      S-67

     o    issuance by the borrower of new partnership or membership interests;

     o    changes in ownership between existing shareholders, partners or members, as applicable, of the related borrower;

     o    a transfer of non-controlling ownership interests in the related borrower;

     o    a transfer of controlling ownership interests in the related borrower to specified persons, entities or types of entities and/or subject to the satisfaction of certain gross asset tests or other conditions specified in the related mortgage loan documents;

     o    transfers of interests in the related borrower for estate planning purposes or otherwise upon the death of a principal; or

     o    other transfers similar in nature to the foregoing.

MORTGAGE POOL CHARACTERISTICS

     A detailed presentation of various characteristics of the mortgage loans that we intend to include in the trust, and of the corresponding mortgaged real properties, on an individual basis and in tabular format, is shown on Annex
A-1, Annex A-2, Annex A-3, Annex A-4 and Annex B to this prospectus supplement.
The statistics in the tables and schedules on Annex A-1, Annex A-2, Annex A-3,
Annex A-4 and Annex B to this prospectus supplement were derived, in many cases, from information and operating statements furnished by or on behalf of the respective borrowers. The information and the operating statements were generally unaudited and have not been independently verified by us or the underwriters.

SIGNIFICANT UNDERLYING MORTGAGE LOANS

     General. Set forth below are summary discussions of the ten (10) largest mortgage loans and/or groups of cross-collateralized mortgage loans that we intend to include in the trust fund.

                                      S-68

--------------------------------------------------------------------------------
                      I. THE 909 THIRD AVENUE MORTGAGE LOAN
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

 CUT-OFF DATE PRINCIPAL BALANCE:       $225,000,000

 LOAN PER SQUARE FOOT:                 $172

 % OF INITIAL MORTGAGE POOL BALANCE:   11.6%

 SHADOW RATING (MOODY'S/FITCH):        Baa3/BBB-

 LOAN PURPOSE:                         Refinance

 MORTGAGE INTEREST RATE:               5.643% per annum

 INTEREST CALCULATION:                 Actual/360

 FIRST PAYMENT DATE:                   May 11, 2005

 AMORTIZATION TERM:                    30 years

 ANTICIPATED REPAYMENT DATE:           NAP(1)

 HYPERAMORTIZATION:                    NAP(1)

 MATURITY DATE:                        April 11, 2015

 MATURITY BALANCE:                     $188,778,374

 BORROWER:                             909 Third Company, L.P.

 SPONSORS:                             Vornado Realty L.P.

 DEFEASANCE/PREPAYMENT:                Defeasance permitted beginning two
                                       years after securitization. Prepayment
                                       without penalty permitted six months
                                       prior to stated maturity date.

 UP-FRONT RESERVES:                    None

 ONGOING RESERVES:                     Tax and Insurance Reserve(2)
                                       TI/LC Reserve(2)
                                       Replacement Reserve(2)

 LOCKBOX:                              Hard(3)

 MEZZANINE DEBT:                       NAP(1)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         MORTGAGED PROPERTY INFORMATION
--------------------------------------------------------------------------------

 SINGLE ASSET/PORTFOLIO:     Single Asset

 PROPERTY TYPE:              Office

 LOCATION:                   New York, New York

 YEAR BUILT:                 1968

 YEAR RENOVATED:             1997-2001

 SQUARE FEET:                1,308,745

 OCCUPANCY:                  97.6%(4)

 OCCUPANCY DATE:             February 1, 2005

 OWNERSHIP INTEREST:         Leasehold

 PROPERTY MANAGEMENT:        Vornado Office Management LLC, an
                             affiliate of the Borrower

 U/W NCF:                    $21,316,510(5)

 U/W NCF DSCR:               1.37x(5)

 APPRAISED VALUE:            $380,000,000

 APPRAISAL AS OF DATE:       March 1, 2005

 CUT-OFF DATE LTV RATIO:     59.2%

 MATURITY LTV RATIO:         49.7%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(1)   NAP means not applicable.

(2)   Ongoing reserves are only required (a) after the occurrence of any event of default until the last day of the third consecutive full calendar month after which that event of default has been cured, (b) commencing upon (i) the lender's reasonable determination on any date that is 45 days following the end of any calendar quarter during the term of the 909
      Third Avenue Mortgage Loan that the 909 Third Avenue Borrower has failed to maintain a debt service coverage ratio of at least 1.15x with respect to the 12 calendar month period ending on the calendar quarter completed immediately prior to such date of determination and continuing until (ii)
      the date that is 45 days following the end of any calendar quarter on which the lender determines that the related borrower has achieved during each of the two consecutive calendar quarters ending 45 days prior to such date, a debt service coverage ratio of at least 1.25x, or (c)
      commencing at such time as the rating of the related sponsor's long term unsecured debt obligations fail to be rated at least "BBB-" by S&P and its equivalent by each other rating agency and continuing until such time, if ever, as the rating of the related sponsor's long term unsecured debt obligations are, on the date that is 45 days following the end of any calendar quarter, at least "BBB" by S&P and its equivalent by each of the other rating agencies for a period of two consecutive full calendar quarters. In lieu of making certain ongoing deposits, for so long as the sponsor meets the foregoing rating requirements, the sponsor may guaranty certain reserves.

(3)   See "--Lockbox" below.

(4)   Includes 29,266 square feet master leased to Vornado Realty L.P.

(5)   The U/W NCF and U/W NCF DSCR reflect income from leases in place and include income from primary leases for all space in the building that is currently subleased to other tenants. With respect to the lease to
      Fischbein Badillo Wagner, which was delinquent on its rent, Vornado
      Realty L.P. has provided a guaranty of the rent due under the lease and a master lease of certain space which had recently been vacated by the tenant. With respect to the lease to Forest Laboratories, Inc. which did not provide a tenant estoppel due to a dispute with the borrower, Vornado
      Realty L.P. has provided a guaranty of the rent due under the lease if such tenant fails to make payments due under the lease due to the dispute.

                                      S-69

-------------------------------------------------------------------------------------------
                                 MAJOR TENANT INFORMATION
                                                  APPROXIMATE     % TOTAL     % TOTAL BASE
                    TENANT(1)                     SQUARE FEET   SQUARE FEET   REVENUES (2)
-------------------------------------------------------------------------------------------

U.S. of America Postal Services ................    492,375         37.6%          3.3%
Forest Laboratories, Inc.(7) ...................    120,404          9.2          13.0
Ogilvy Public Relations Worldwide, Inc.(5) .....     88,339          6.7          11.5
Bear Stearns Securities Corp. ..................     60,834          4.6           9.9
Wiley Publishing, Inc. .........................     59,314          4.5           8.5
                                                    -------         ----          ----
TOTAL ..........................................    821,266         62.8%         46.3%
                                                    =======         ====          ====
-------------------------------------------------------------------------------------------

                                                                                    LEASE
                                                      RENT                       EXPIRATION
                    TENANT(1)                        PSF (3)     RATINGS(4)         DATE
-----------------------------------------------------------------------------------------------

U.S. of America Postal Services ................     $ 2.54(6)       NR          10/10/2008
Forest Laboratories, Inc.(7) ...................     $40.46          NR           8/31/2010
Ogilvy Public Relations Worldwide, Inc.(5) .....     $48.70          NR           6/30/2009
Bear Stearns Securities Corp. ..................     $61.00        Aa3/A+         1/31/2011
Wiley Publishing, Inc. .........................     $53.93          NR           5/31/2010(8)
TOTAL ..........................................
-----------------------------------------------------------------------------------------------

(1)   The five major tenants are ranked by approximate square feet.

(2)   The percentages of total base revenues are based on in-place underwritten base rental revenues.

(3)   Reflects underwritten base rent.

(4)   Credit ratings are those by Moody's and Fitch, respectively. NR means not rated.

(5)   Reflects rent increases through July 1, 2006; eighth floor has been subleased to Lend Lease who in turn subleased the space to Citibank
      (through Vornado Realty L.P.) for the remainder of the term.

(6)   Reflects the average rent over the loan term including the rent decrease after the option period.

(7)   Forest Laboratories, Inc. failed to provide a tenant estoppel due to a dispute with the borrower. The sponsor has provided a guaranty of the rental income due under the lease should such rental income be interrupted as a result of the dispute.

(8)   Expiration date reflects all of the space leased by Wiley Publishing,
      Inc., with the exception of 7,087 square feet which expires July 31,
      2009. Additionally, 29,687 square feet leased to Wiley Publishing, Inc.
      are subleased back to the related borrower which subsequently leases the space to Citibank, and 29,627 square feet leased to Wiley Publishing,
      Inc. are subleased to Cosmopolitan Cosmetics.

-------------------------------------------------------------------------------------------------------------------
                                           LEASE EXPIRATION INFORMATION
                                                        CUMULATIVE     APPROXIMATE                     CUMULATIVE
                       APPROXIMATE       AS % OF           % OF          EXPIRING        AS % OF          % OF
                         EXPIRING         TOTAL           TOTAL            BASE         TOTAL BASE     TOTAL BASE
        YEAR           SQUARE FEET     SQUARE FEET     SQUARE FEET     REVENUES(1)     REVENUES(1)     REVENUES(1)
-------------------------------------------------------------------------------------------------------------------

  2005(3)                   5,823           0.4%            0.4%       $   298,350          0.8%            0.8%
  2006                     17,515           1.3             1.8            595,510          1.6             2.4%
  2007                     62,108           4.7             6.5          2,773,885          7.4             9.8%
  2008(2)                 626,290          47.9            54.4          6,692,023         17.9            27.7%
  2009                    103,047           7.9            62.3          5,027,926         13.4            41.1%
  2010                    182,937          14.0            76.2          8,227,240         22.0            63.1%
  2011                     60,834           4.6            80.9          3,710,874          9.9            73.0%
  2012                         --           0.0            80.9                 --          0.0            73.0%
  2013                         69           0.0            80.9             18,000          0.0            73.0%
  2014                         --           0.0            80.9                 --          0.0            73.0%
  2015 and beyond         216,287          16.5            97.4         10,090,095         27.0           100.0%
  Building Sf               2,700           0.2            97.6                  0            0
  Vacant                   31,135           2.4           100.0                 --           --
                          -------         -----                        -----------        -----
  TOTAL                 1,308,745         100.0%                       $37,433,902        100.0%
                        =========         =====                        ===========        =====
-------------------------------------------------------------------------------------------------------------------

 (1)   Based on underwritten base rental revenues.

 (2)   Expiration statistics for 2008 includes the US Postal Services lease, which expires in October 2008 but includes six, five-year extension options.

 (3)   Includes month-to-month tenant.

     The Borrower and Sponsor. The 909 Third Avenue Borrower is 909 Third
Company, L.P., a New York limited partnership that is owned by Vornado Realty
L.P., a Delaware limited partnership. The general partner of Vornado Realty
L.P. is Vornado Realty Trust, a Maryland real estate investment trust. Vornado
Realty Trust is one of the largest real estate investment trusts in the nation, owning and/or managing approximately 87 million square feet of real estate.
Vornado Realty Trust owns and operates office, retail and showroom properties with large concentrations in the New York metropolitan area and in the
Washington, D.C. and Northern Virginia area.

     The Mortgage Loan. The 909 Third Avenue Mortgage Loan was originated on
March 31, 2005 and has a cut-off date principal balance of $225,000,000. The
909 Third Avenue Mortgage Loan is a ten-year loan with a stated maturity date of April 11, 2015. On the eleventh day of each month from and including May 11,
2005, up to but excluding the stated maturity date, the 909 Third Avenue
Borrower is required to make a monthly debt service payment of principal and interest on the 909 Third Avenue Mortgage Loan (calculated based on a 30-year amortization schedule). The remaining principal balance of the 909 Third Avenue
Mortgage Loan, plus all accrued and unpaid interest thereon, is due on the stated maturity date.

                                      S-70

     The 909 Third Avenue Borrower is prohibited from voluntarily prepaying the
909 Third Avenue Mortgage Loan in whole or in part prior to October 11, 2014.
From and after October 11, 2014, the 909 Third Avenue Borrower may prepay the
909 Third Avenue Mortgage Loan, in whole or in part, without payment of any prepayment consideration.

     The 909 Third Avenue Borrower may defease the entire 909 Third Avenue
Mortgage Loan on any payment date after the expiration of two years following the Issue Date, and by doing so obtain the release of the 909 Third Avenue
Mortgaged Property. A defeasance will be effected by the 909 Third Avenue
Borrower's pledging substitute collateral that consists of direct, non-callable
United States Treasury obligations that produce payments which replicate the payment obligations of the 909 Third Avenue Borrower under the 909 Third Avenue
Mortgage Loan and are sufficient to pay off the 909 Third Avenue Mortgage Loan in its entirety on the stated maturity date. The 909 Third Avenue Borrower's right to defease the entire 909 Third Avenue Mortgage Loan is subject to, among other things, Moody's and Fitch each confirming that the defeasance would not result in a qualification, downgrade or withdrawal of the ratings then assigned to any class of series 2005-C2 certificates by such rating agency.

     The Mortgaged Property. The 909 Third Avenue Mortgage Loan is secured by a first priority mortgage lien on the leasehold interest in the 909 Third Avenue
Mortgaged Property, a 33-story office building with approximately 1,308,745 square feet of net rentable area located in New York, New York.

     Lockbox. The 909 Third Avenue Borrower is required to direct all tenants at the 909 Third Avenue Mortgaged Property to send all rents directly to the lockbox account. Prior to the occurrence and following the termination of a 909
Third Avenue Cash Management Event (as defined below), the funds on deposit in the lockbox account will be swept on each business day to an account controlled and maintained by the 909 Third Avenue Borrower. A "909 Third Avenue Cash
Management Event" is either: (a) an event of default under the related loan documents or (b) the period commencing upon the lender's reasonable determination on any date that is 45 days following the end of any calendar quarter during the term of the 909 Third Avenue Mortgage Loan that the 909
Third Avenue Borrower has failed to maintain a debt service coverage ratio of at least 1.15x with respect to the 12 calendar month period ending on the calendar quarter completed immediately prior to such date of determination, and continuing until the date that is 45 days following the end of any calendar quarter on which the lender determines that the related borrower has achieved during each of the two consecutive calendar quarters ending 45 days prior to such date, a debt service coverage ratio of at least 1.25x. Following the occurrence and during the continuance of a 909 Third Avenue Cash Management
Event, funds on deposit in the lockbox account will no longer be swept to an account maintained and controlled by the 909 Third Avenue Borrower, but will instead be allocated into sub-accounts pursuant to the instructions of the related mortgagee as follows: first, in the event the related sponsor fails to deliver a guaranty with respect to such reserve or is otherwise precluded from doing so, to the payment of the 909 Third Avenue Borrower's monthly real estate tax reserve obligations; second, in the event the related sponsor fails to deliver a guaranty with respect to such reserve or is otherwise precluded from doing so, to the payment of the 909 Third Avenue Borrower's monthly insurance reserve obligation; third, to the deposit of the amount of any outstanding servicing fees to the debt service account; fourth, to the deposit of the amount of any default rate interest and late charges to the debt service account; fifth, to the deposit of the monthly scheduled principal and interest payment to the debt service account; sixth, to the payment of the amount of any approved monthly operating expenses; seventh, in the event the related sponsor fails to deliver a guaranty with respect to such reserve or is otherwise precluded from doing so, to the payment of the 909 Third Avenue Borrower's monthly capital expense reserve obligation; eighth, in the event the related sponsor fails to deliver a guaranty with respect to such reserve or is otherwise precluded from doing so, to the payment of the 909 Third Avenue
Borrower's monthly tenant improvement and leasing commission reserve obligation; and ninth, provided no 909 Third Avenue Cash Management Event is then existing, to pay any excess to the 909 Third Avenue Borrower.

     Terrorism Coverage. In the event that the insurance coverage obtained by
909 Third Avenue Borrower includes an exclusion for acts of terrorism that are defined in (i.e., covered under) the Terrorist Risk Insurance Act of 2002
("TRIA Acts"), the 909 Third Avenue Borrower is required to maintain coverage against TRIA Acts of not less than the lesser of (1) the full replacement cost of the 909 Third Avenue Mortgaged Property or (2) the outstanding principal balance of the 909 Third Avenue Mortgage Loan, provided that the 909 Third
Avenue Borrower is not required to spend more than $190,000 per annum for the blanket insurance policy with respect to such matters covering the 909 Third
Avenue Mortgaged Property and other properties. In the event that the insurance coverage obtained by 909 Third Avenue Borrower includes an exclusion for acts of terrorism that are not defined in the Terrorist Risk Insurance Act of 2002
(the "Non-TRIA Acts"), the 909 Third Avenue Borrower is required to maintain a primary layer of coverage insuring against Non-TRIA Acts in an amount not less than $100,000,000, provided that the 909 Third Avenue Borrower is not required to spend more than $10,000 per annum for the blanket insurance policy with respect to such matters covering the 909 Third Avenue Mortgaged Property and other properties. Upon the expiration of the Terrorist Risk Insurance Act of
2002, the 909 Third Avenue Borrower is required to

                                      S-71

maintain insurance against acts of terrorism in an amount of not less than the lesser of (1) the full replacement cost of the 909 Third Avenue Mortgaged
Property or (2) the outstanding principal balance of the 909 Third Avenue
Mortgage Loan, provided that such coverage is commercially available and the
909 Third Avenue Borrower is not required to spend more than $200,000 per annum for the blanket insurance policy with respect to such matters covering the 909
Third Avenue Mortgaged Property and other properties.

     Ground Lease. The interest of the 909 Third Avenue Borrower in the land at the 909 Third Avenue Mortgaged Property consists of a leasehold interest established pursuant to a ground lease, dated as of April 7, 1966, which ground lease has been assigned to the 909 Third Avenue Borrower through a chain of assignments (such ground lease as so assigned, the "909 Third Avenue Ground
Lease"). The 909 Third Avenue Ground Lease has an initial term that will continue through November 30, 2018 and provides for two renewal options of 22 years and six months each (that may be exercised by the mortgage lender) with rent fixed at $1,600,000 per annum throughout the term. The 909 Third Avenue
Ground Lease provides that any mortgage of the ground lessor's fee interest in the premises will be subject and subordinate to the leasehold estate created by the 909 Third Avenue Ground Lease. The ground lessor under the 909 Third Avenue
Ground Lease delivered an estoppel to the mortgagee under the 909 Third Avenue
Mortgage Loan, confirming (i) that there are no defaults under the 909 Third
Avenue Ground Lease and (ii) that the mortgagee under the 909 Third Avenue
Mortgage Loan constitutes an approved "leasehold mortgagee" pursuant to the 909
Third Avenue Ground Lease and the mortgagee may benefit from any leasehold mortgagee provisions contained in the 909 Third Avenue Ground Lease. The 909
Third Avenue Ground Lease further provides that: (a) the ground lessee thereunder is entitled to sublet all or any part of the premises without the ground lessor's consent; (b) any approved "leasehold interest" thereunder may be encumbered without the ground lessor's consent (but with notice to the ground lessor); (c) any approved "leasehold mortgagee" is entitled to notice of any defaults under the ground lease and an opportunity to cure any such default
(or to commence foreclosure proceedings and subsequently cure defaults if such defaults are non-monetary and not susceptible of cure by the leasehold mortgagee at the time of default); (d) in the event of the termination of the ground lease, the ground lessor will enter into a new lease with the approved
"leasehold mortgagee" on the same terms as the original ground lease; and (e)
so long as any approved "leasehold mortgage" is outstanding, the ground lease may not be modified, changed or supplemented without the prior written consent of the approved leasehold mortgagee.

     Certain Lease Guaranties. Vornado Realty L.P. provided a guaranty for losses associated with the failure of Fischbein Badillo Wagner, which tenant was previously delinquent with respect to rental payments, to pay rent due pursuant to its lease with respect to 69,599 square feet of space at the 909
Third Avenue Mortgaged Property. The guaranty with respect to the Fischbein
Badillo Wagner rental payments terminates on the date on which that tenant cures all deficiencies and has remained current in its rental payments for a period of 12 months. Vornado Realty L.P. also provided a guaranty for losses associated with the failure of Forest Laboratories, Inc., which tenant did not provide a tenant estoppel due to a dispute with the 909 Third Avenue Borrower, to pay rent due pursuant to its lease at the 909 Third Avenue Mortgaged
Property due to such dispute.

                                      S-72

--------------------------------------------------------------------------------
               II. THE WOODBURY OFFICE PORTFOLIO II MORTGAGE LOAN
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

 CUT-OFF DATE PRINCIPAL BALANCE:         $163,595,000

 LOAN PER SQUARE FOOT:                   $155

 % OF INITIAL MORTGAGE POOL BALANCE:     8.4%

 LOAN PURPOSE:                           Acquisition

 MORTGAGE INTEREST RATE:                 5.320% per annum

 INTEREST CALCULATION:                   Actual/360

 FIRST PAYMENT DATE:                     May 11, 2005

 AMORTIZATION TERM:                      Interest only for the first three years of
                                         the loan; P&I for the final four years
                                         on a 30 year amortization term.

 ANTICIPATED REPAYMENT DATE:             NAP(1)

 HYPERAMORTIZATION:                      NAP(1)

 MATURITY DATE:                          April 11, 2012

 MATURITY BALANCE:                       $154,262,052

 BORROWER:                               See "--The Borrower and Sponsor"
                                         below.

 SPONSOR:                                Howard L. Parnes, James J. Houlihan,
                                         Craig Koenigsberg
 PREPAYMENT:                             Prepayment permitted (with
                                         prepayment consideration)
                                         commencing after September 17, 2006.
                                         Prepayment permitted without penalty
                                         three months prior to the maturity
                                         date.

 UP-FRONT RESERVES:                      Tax and Insurance Reserve (2)
                                         Deferred Maintenance Reserve (3)
                                         TI/LC/Capital Improvements
                                         Reserve (4)
                                         TI Obligations Reserve (5)

 ONGOING RESERVES:                       Tax and Insurance Reserve(2)
                                         Ongoing Replacement Reserve (6)
                                         TI/LC Reserve (7)

 LOCKBOX:                                Hard(8)

 OTHER DEBT:                             Mezzanine Financing
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         MORTGAGED PROPERTY INFORMATION
--------------------------------------------------------------------------------

 SINGLE ASSET/PORTFOLIO:     Portfolio

 PROPERTY TYPE:              Office

 LOCATION:                   Woodbury, New York

 YEAR BUILT:                 1964-1999

 YEAR RENOVATED:             1991-2003 and ongoing

 SQUARE FEET:                1,055,577

 OCCUPANCY:                  95.7%(9)

 OCCUPANCY DATE:             March 17, 2005

 OWNERSHIP INTEREST:         Fee

 PROPERTY MANAGEMENT:        GHP Office Realty, an affiliate of the
                             Sponsor and CLK Office Management

 U/W NCF:                    $13,505,492

 U/W NCF DSCR:               1.24x

 APPRAISED VALUE:            $207,600,000

 APPRAISAL AS OF DATE:       February 9, 2005

 CUT-OFF DATE LTV RATIO:     78.8%

 MATURITY LTV RATIO:         74.3%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(1)   NAP means not applicable.

(2)   The Woodbury Office Portfolio II Borrower deposited $553,173 into a tax and insurance reserve. In addition, the Woodbury Office Portfolio II
      Borrower is required to make monthly tax and insurance payments in the amount of one twelfth of the estimated annual costs of real estate taxes and required insurance with respect to the Woodbury Office Portfolio II
      Mortgaged Properties. For so long as the Woodbury Office Portfolio II
      Borrower has deposited $151,535 into the tax and insurance reserve and certain conditions set forth in the related loan documents are met, the
      Woodbury Office Portfolio II Borrower will not be required to deposit amounts with respect to insurance in the tax and insurance reserve. In lieu of making monthly deposits in the amount of $280,023 on account of taxes into the tax and insurance reserve for tenants that pay taxes directly to the taxing authority, the Woodbury Office Portfolio II
      Borrower delivered a letter of credit for such amount.

(3)   The Woodbury Office Portfolio II Borrower deposited $828,500 into a deferred maintenance reserve.

(4)   The Woodbury Office Portfolio II Borrower deposited $1,186,000 into a tenant improvement/leasing commission/capital improvements reserve.

(5)   The Woodbury Office Portfolio II Borrower deposited $433,000 into a tenant improvement obligations reserve.

(6)   The Woodbury Office Portfolio II Borrower is required to make monthly deposits into an ongoing replacement reserve in an amount equal to one twelfth of the annual replacement amount determined in accordance with the related loan documents, which annual replacement amount is initially
      $211,115.40. In lieu of making such monthly deposits, however, the sponsors have guaranteed the payment of up to $350,000 with respect to ongoing replacements.

(7)   The Woodbury Office Portfolio II Borrower is required to make monthly deposits into a tenant improvement/leasing commission reserve in an amount equal to one twelfth of the annual rollover amount determined in accordance with the related loan documents, which annual rollover amount is initially $962,674.80. In lieu of making such monthly deposits, however, the sponsors have guaranteed the payment of up to $2,000,000 of tenant improvement/leasing commissions, which guaranteed amount shall be reduced to $1,000,000 upon the payment of 50% of the initial mortgage loan balance.

(8)   See "--Lockbox" below.

(9)   Calculated as a weighted average based upon allocated loan balances.

                                      S-73

----------------------------------------------------------------------------------------------
                                   MAJOR TENANT INFORMATION
----------------------------------------------------------------------------------------------
                                                                                      % TOTAL
                                                                        APPROXIMATE    SQUARE
TENANT(1)                                           PROPERTY            SQUARE FEET   FEET(2)
----------------------------------------------------------------------------------------------

Delta Funding Corporation ..............      1000 Woodbury Road           92,362        8.7%
Titleserv Inc. ......................... 88 Froehlich Farm Boulevard       64,881        6.1
Cardholder Management Services LLC .....   101 Crossways Park West         65,850        6.2
CSC Holdings Inc. ......................  280 Crossways Park Drive,        75,800        7.2
                                             One Media Crossways
Harman Kardon Inc. .....................   250 Crossways Park Drive        60,000        5.7
                                                                           ------       ----
TOTAL ..................................                                  358,893       34.0%
                                                                          =======       ====
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                           APPROXIMATE                                   LEASE
                                          % OF OCCUPIED      RENT                     EXPIRATION
TENANT(1)                                  BASE RENT(2)    PSF (3)    RATINGS(4)         DATE
---------------------------------------- --------------- ----------- ------------ ------------------

Delta Funding Corporation ..............       11.1%     $ 26.55             NR        3/31/2008
Titleserv Inc. .........................        7.1      $ 24.22             NR        8/31/2011
Cardholder Management Services LLC .....        6.4      $ 21.25             NR        1/31/2013
CSC Holdings Inc. ......................        5.0      $ 14.58         B1/BB-        2/28/2011(5)
Harman Kardon Inc. .....................        4.2      $ 15.24             NR        1/31/2010
                                               ----
TOTAL ..................................       33.8%
                                               ====
----------------------------------------------------------------------------------------------------

(1)   The five tenants in the Woodbury Office Portfolio II Mortgaged Properties
      shown are the top five tenants by square footage, ranked in descending order of Approximate % of Occupied Base Rent.

(2)   The percentages of total square feet and total base revenues are based on the aggregate square feet and aggregate underwritten base revenues, respectively, of all the Woodbury Office Portfolio II Mortgaged
      Properties.

(3)   Based on in-place base rent.

(4)   Credit ratings are those by Moody's and Fitch, respectively. NR means not rated.

(5)   CSC Holdings Inc. subleases 25,000 square feet at 280 Crossways Park
      Drive to North Shore University Hospital with a lease expiration of June
      30, 2009.

-------------------------------------------------------------------------------------------------------------
                                      LEASE EXPIRATION INFORMATION
-------------------------------------------------------------------------------------------------------------
                                                                                               CUMULATIVE
                     APPROXIMATE                   CUMULATIVE %    APPROXIMATE      AS % OF       % OF
                       EXPIRING    AS % OF TOTAL     OF TOTAL     EXPIRING BASE   TOTAL BASE   TOTAL BASE
        YEAR         SQUARE FEET    SQUARE FEET     SQUARE FEET      REVENUES      REVENUES     REVENUES
-------------------------------------------------------------------------------------------------------------

        2005             35,816          3.4%            3.4%      $   944,959         4.1%        4.1%
        2006             49,418          4.7             8.1%          807,410         3.5         7.5%
        2007             37,781          3.6            11.7%          873,749         3.8        11.3%
        2008            150,564         14.3            25.9%        3,632,267        15.6        26.9%
        2009             26,849          2.5            28.5%          295,025         1.3        28.1%
        2010            156,513         14.8            43.3%        3,519,208        15.1        43.3%
        2011            258,344         24.5            67.8%        5,523,944        23.7        67.0%
        2012             22,366          2.1            69.9%          642,332         2.8        69.7%
        2013            149,986         14.2            84.1%        3,188,132        13.7        83.4%
        2014             60,591          5.7            89.8%        1,394,982         6.0        89.4%
  2015 and beyond        55,659          5.3            95.1%        1,182,115         5.1        94.5%
       Vacant            51,690          4.9           100.0%        1,279,707         5.5       100.0%
                        -------        -----           -----       -----------       -----       -----
       TOTAL          1,055,577        100.0%          100.0%      $23,283,829       100.0%      100.0%
                      =========        =====           =====       ===========       =====       =====
-------------------------------------------------------------------------------------------------------------

     The Borrowers and Sponsor. The borrowers under the Woodbury Office
Portfolio II Loan are Lake Park 280 Crossways Park Drive LLC and CLK-HP 280
Crossways Park Drive LLC, as tenants in common, Lake Park 357 Crossways Park
Drive LLC and CLK-HP 357 Crossways Park Drive LLC, as tenants in common, Lake
Park 230-240 Crossways Park Drive LLC and CLK-HP 230-240 Crossways Park Drive
LLC, as tenants in common, Lake Park 80 Crossways Park West LLC and CLK-HP 80
Crossways Park West LLC, as tenants in common, Lake Park 220 Crossways Park
West LLC and CLK-HP 220 Crossways Park West LLC, as tenants in common, Lake
Park 88 Froehlich Farm LLC and CLK-HP 88 Froehlich Farm LLC, as tenants in common, Lake Park 1000 Woodbury LLC and CLK-HP 1000 Woodbury LLC, as tenants in common, Lake Park 180-210 Crossways Park Drive LLC and CLK-HP 180-210 Crossways
Park Drive LLC, as tenants in common, Lake Park 250 Crossways Park Drive LLC and CLK-HP 250 Crossways Park Drive LLC, as tenants in common, Lake Park 333
Crossways Park Drive LLC and CLK-HP 333 Crossways Park Drive LLC, as tenants in common, Lake Park 415 Crossways Park Drive LLC and CLK-HP 415 Crossways Park
Drive LLC, as tenants in common, Lake Park 101 Crossways Park West LLC and
CLK-HP 101 Crossways Park West LLC, as tenants in common, Lake Park 200
Crossways Park West LLC and CLK-HP 200 Crossways Park West LLC, as tenants in common, Lake Park 1 Media Crossways LLC and CLK-HP 1 Media Crossways LLC, as
tenants in common, Lake Park 20 Crossways Park North LLC and CLK-HP 20
Crossways Park North LLC, as tenants in common, Lake Park 7550 Jericho Turnpike
LLC and CLK-HP 7550 Jericho Turnpike LLC, as tenants in common, Lake Park 175
Froehlich Farm LLC and CLK-HP 175 Froehlich Farm LLC, as tenants

                                      S-74

in common, Lake Park 800 Woodbury LLC and CLK-HP 800 Woodbury LLC, as tenants in common, Lake Park 177-199 Crossways Park Drive LLC and CLK-HP 177-199
Crossways Park Drive LLC, as tenants in common, Lake Park 99 Sunnyside LLC and
CLK-HP 99 Sunnyside LLC, as tenants in common, Lake Park 125 Froehlich Farm LLC and CLK-HP 125 Froehlich Farm LLC, as tenants in common and Lake Park 225
Froehlich Farm LLC and CLK-HP 225 Froehlich Farm LLC, as tenants in common
(collectively, the "Woodbury Office Portfolio II Borrower"), each a single member, single-purpose Delaware limited liability company. The Woodbury Office
Portfolio II Borrower is sponsored by Howard L. Parnes, James J. Houlihan and
Craig Koenigsberg.

     The Mortgage Loan. The Woodbury Office Portfolio II Mortgage Loan was
originated on March 17, 2005, and has a cut-off date principal balance of
$163,595,000.00. The Woodbury Office Portfolio II Mortgage Loan is a seven-year loan with a stated maturity date of April 11, 2012. The Woodbury Office
Portfolio II Mortgage Loan will accrue interest on an Actual/360 Basis. Up to its stated maturity date, in the absence of default, the Woodbury Office
Portfolio II Mortgage Loan will accrue interest at a fixed rate of 5.320% per annum. On the eleventh day of each month through and including April 11, 2008, the Woodbury Office Portfolio II Mortgage Borrower is required to make interest-only payments calculated on the outstanding principal balance of the
Woodbury Office Portfolio II Mortgage Loan. Commencing on the eleventh day of
May, 2008 and continuing on the eleventh day of each month thereafter up to and including the eleventh day of March, 2012, the Woodbury Office Portfolio II
Mortgage Borrower is required to make a constant payment of $910,483.56 to be applied to the payment of interest and the principal balance of the Woodbury
Office Portfolio II Mortgage Loan. The remaining principal balance of the
Woodbury Office Portfolio II Mortgage Loan, together with all accrued and unpaid interest thereon, is due on the stated maturity date.

     The Woodbury Office Portfolio II Borrower is prohibited from voluntarily prepaying the Woodbury Office Portfolio II Mortgage Loan, in whole or in part, until September 18, 2006.

     After September 17, 2006, provided that no event of default of the
Woodbury Office Portfolio II Mortgage Loan has occurred and is continuing, the
Woodbury Office Portfolio II Borrower may prepay the Woodbury Office Portfolio
II Mortgage Loan in whole by paying an amount equal to: (a) the outstanding principal balance of the Woodbury Office Portfolio II Mortgage Loan, together with all accrued and unpaid interest and all other sums due under the Woodbury
Office Portfolio II Mortgage Loan up to the date of release; plus (b)
prepayment consideration equal to the greater of (i) one percent (1%) of the principal balance of the Woodbury Office Portfolio II Mortgage Loan being prepaid, and (ii) the present value, as of the date of prepayment, of the monthly payments of interest only which would be due based on the principal amount of the Woodbury Office Portfolio II Mortgage.

     After September 17, 2006, provided that no event of default of the
Woodbury Office Portfolio II Mortgage Loan has occurred and is continuing, the
Woodbury Office Portfolio II Borrower may prepay the Woodbury Office Portfolio
II Mortgage Loan in part and obtain the release of a Woodbury Office Portfolio
II Mortgaged Property, by paying the following amount: (a) a release price equal to 112.6% of the product of (i) the quotient obtained by dividing the amount of the loan allocated to the Woodbury Office Portfolio II Mortgaged
Property being released by the sum of the loan amount originally allocated to all the Woodbury Office Portfolio II Mortgaged Properties and (ii) the
outstanding principal balance of the Woodbury Office Portfolio II Mortgage
Loan; plus (b) prepayment consideration equal to the greater of (i) one percent
(1%) of the principal amount of the Woodbury Office Portfolio II Mortgage Loan being prepaid, and (ii) the present value as of the date of prepayment of the monthly payments of interest only which would be due based on the outstanding principal balance of the Woodbury Office Portfolio II Mortgage Loan.

     After the date that is three months immediately preceding the stated
maturity date, the Woodbury Office Portfolio II Borrower may prepay the
Woodbury Office Portfolio II Mortgage Loan, in whole or in part, without payment of any prepayment consideration.

     The Mortgaged Properties. The Woodbury Office Portfolio II Mortgage Loan
is secured by a first priority mortgage lien on the fee simple interests in the
Woodbury Office Portfolio II Mortgaged Properties. The Woodbury Office
Portfolio II Mortgaged Properties consist of 22 office and industrial/warehouse buildings with an aggregate of approximately 1,055,577 square feet of net rentable area located in Woodbury, New York. The Woodbury Office Portfolio II
Borrower reports that it has undertaken various capital improvement programs for several of the properties as part of its on-going program of improving and maintaining the buildings. The two largest properties in the portfolio are 1000
Woodbury Rd. and 88 Froehlich Farm Boulevard. Together these buildings total approximately 391,437 square feet (37% of aggregate portfolio square feet) and report occupancy levels, based on square footage leased, of 92.6% and 100%, respectively. The Woodbury Office Portfolio

                                      S-75

II Mortgaged Properties are occupied by more than 80 tenants that represent a diverse range of companies and industries including firms in financial services, insurance, legal, telecommunications and technology. The five largest tenants occupy approximately 358,893 square feet (33.9% of aggregate portfolio square feet) and represent approximately 32.0% of the aggregated portfolio's total base rent. The average base rent of the Woodbury Office Portfolio II
Mortgaged Properties is approximately $21.92 per square foot, excluding vacant space. As of March 17, 2005, the weighted average occupancy of the Woodbury
Office Portfolio II Mortgaged Properties based on allocated loan balances was
95.7%.

--------------------------------------------------------------------------------------------------------------------------
                                THE WOODBURY OFFICE PORTFOLIO II MORTGAGED PROPERTIES
--------------------------------------------------------------------------------------------------------------------------
                                                        YEAR   APPROXIMATE                 APPRAISED      ALLOCATED
PROPERTY(1)                               LOCATION     BUILT   SQUARE FEET   OCCUPANCY       VALUE       LOAN AMOUNT
--------------------------------------------------------------------------------------------------------------------------

  1000 Woodbury Road .................  Woodbury, NY    1984     275,022       92.6%    $ 51,100,000   $ 40,268,326
  88 Froehlich Farm Boulevard ........  Woodbury, NY    1999     116,415      100.0%      26,600,000     20,961,594
  101 Crossways Park West ............  Woodbury, NY    1967      65,850      100.0%      16,600,000     13,081,296
  250 Crossways Park Dr ..............  Woodbury, NY    1967      60,000      100.0%      12,900,000     10,165,585
  177-199 Crossways Park Dr ..........  Woodbury, NY    1965      71,001       86.2%      11,100,000      8,747,132
  One Media Crossways ................  Woodbury, NY    1984      50,800      100.0%       9,800,000      7,722,693
  20 Crossways Park North ............  Woodbury, NY    1973      51,769      100.0%       8,700,000      6,855,860
  99 Sunnyside Blvd ..................  Woodbury, NY    1986      40,150       95.0%       7,500,000      5,910,224
  175 Froehlich Farm Boulevard .......  Woodbury, NY    1976      32,425      100.0%       7,500,000      5,910,224
  415 Crossways Park Dr ..............  Woodbury, NY    1967      40,000      100.0%       7,200,000      5,673,815
  800 Woodbury Road ..................  Woodbury, NY    1977      30,959       91.3%       6,200,000      4,885,785
  7550 Jericho Turnpike ..............  Woodbury, NY    1969      22,601      100.0%       5,800,000      4,570,573
  80 Crossways Park West .............  Woodbury, NY    1967      21,998      100.0%       5,200,000      4,097,755
  333 Crossways Park Dr ..............  Woodbury, NY    1971      24,515      100.0%       5,100,000      4,018,952
  280 Crossways Park Dr ..............  Woodbury, NY    1964      25,000      100.0%       4,500,000      3,546,134
  180-210 Crossways Park Dr ..........  Woodbury, NY    1965      24,000      100.0%       4,300,000      3,388,528
  357 Crossways Park Dr ..............  Woodbury, NY    1966      25,000       61.1%       3,700,000      2,915,710
  125 Froehlich Farm Boulevard .......  Woodbury, NY    1987      12,626      100.0%       3,500,000      2,758,105
  225 Froehlich Farm Boulevard .......  Woodbury, NY    1986      13,582      100.0%       3,400,000      2,679,302
  230, 234, 240 Crossways Park Dr.....  Woodbury, NY    1973      16,573       57.3%       3,000,000      2,364,090
  220 Crossways Park West ............  Woodbury, NY    1968      25,000      100.0%       2,300,000      1,812,469
  200 Crossways Park West ............  Woodbury, NY    1975      10,291      100.0%       1,600,000      1,260,848
                                                               ---------                ------------   ------------
  TOTAL/WEIGHTED AVERAGE .............                         1,055,577                $207,600,000   $163,595,000
                                                               =========                ============   ============
--------------------------------------------------------------------------------------------------------------------------

(1)  The properties are ranked by allocated loan amount.

     Lockbox. The Woodbury Office Portfolio II Borrower is required to deposit, or cause to be deposited, all gross income from the Woodbury Office Portfolio
II Mortgaged Properties into a clearing account at North Fork Bank under the sole control of the mortgagee. On the last business day of each week and at any time the funds on deposit in the clearing account are equal to or greater than
$100,000, North Fork will disburse the funds on deposit in the clearing account to the lockbox account established with Wachovia Bank (the "Woodbury Office
Portfolio II Lockbox Bank"). The Woodbury Office Portfolio II Lockbox Bank will allocate (without disbursing) the funds on deposit in the lockbox account in the following order, and on each monthly payment date, the lockbox bank will withdraw all funds on deposit in the lockbox account and disburse such funds in the following order: first, to the tax and insurance account for the payment of the required monthly tax and insurance escrow; second, to the monthly debt service account with respect to the Woodbury Office Portfolio II Mortgage Loan for the payment of monthly debt service and other amounts due under the loan documents; third, to the replacement reserve account for the payment of the required monthly deposit for replacement reserves; fourth, to the rollover reserve account for the payment of tenant improvement and leasing commission obligations; fifth, to the operating expense reserve account for all expenditures relating to the operation, maintenance and management of the mortgaged real property; sixth, to fund the mezzanine collection subaccount if the mezzanine loan is outstanding; and seventh, provided no event of default then exists, to the Woodbury Office Portfolio II Borrower.

     Terrorism Coverage. The Woodbury Office Portfolio II Borrower is required, in accordance with the related loan documents, to maintain insurance against certain specified acts of terrorism, provided that Woodbury Office Portfolio II
Borrower shall not be required to incur a cost for such terrorism coverage that is in excess of $350,000. In the event that the annual premium for terrorism coverage in an amount equal to the full replacement cost of the Woodbury Office
Portfolio II

                                      S-76

Mortgaged Properties exceeds $350,000, Woodbury Office Portfolio II Borrower will be required to maintain as much terrorism coverage as is available for a premium equal to the $350,000.

     Mezzanine Financing. Lake Park Seven LLC, a Delaware limited liability company and CLK-HP Seven LLC, a Delaware limited liability company
(collectively, the "Woodbury Office Portfolio II Mezzanine Borrowers") obtained mezzanine financing in the amount of $20,355,625 (the "Woodbury Portfolio
Mezzanine Loan") from Reckson Tilles Mezz Lender LLC (the "Woodbury Office
Portfolio II Mezzanine Lender"). The Woodbury Office Portfolio II Mezzanine
Loan is subject to an intercreditor agreement between the mortgagee and the
Woodbury Office Portfolio II Mezzanine Lender. The intercreditor agreement provides, among other things, that (a) the Woodbury Office Portfolio II
Mezzanine Lender will have certain rights to cure defaults under the Woodbury
Office Portfolio II Mortgage Loan, (b) upon the occurrence of an event of default under the Woodbury Office Portfolio II Mortgage Loan, no payments will be retained by the Woodbury Office Portfolio II Mezzanine Lender on the
Woodbury Office Portfolio II Mezzanine Loan until all payments that are due or that will become due under the Woodbury Office Portfolio II Mortgage Loan are paid in full to the mortgagee, (c) the Woodbury Office Portfolio II Mezzanine
Lender may not amend or modify the Woodbury Office Portfolio II Mezzanine Loan in certain respects without the consent of the mortgagee, (d) the Woodbury
Office Portfolio II Mezzanine Lender is not permitted to transfer more than 49%
of its beneficial interest in the Woodbury Office Portfolio II Mezzanine Loan unless such transfer is to a transferee meeting certain requirements or unless a confirmation from each rating agency that such action will not result in a downgrade, qualification or withdrawal of any of the ratings assigned to the series 2005-C2 certificates has been received, and (e) if the Woodbury Office
Portfolio II Mortgage Loan is accelerated or becomes a specially serviced mortgage loan or if the mortgagee exercises any right or remedy under the related loan documents with respect to the Woodbury Office Portfolio II
Borrower or the Woodbury Office Portfolio II Mortgaged Properties, the Woodbury
Office Portfolio II Mezzanine Lender has the right to purchase the mortgage loan, in whole but not in part, for a price generally equal to the outstanding principal balance thereof, together with all accrued interest thereon, and any advances made by the mortgagee or its servicer under the subject mortgage loan and any interest thereon.

                                      S-77

--------------------------------------------------------------------------------
                III. THE MACQUARIE DDR PORTFOLIO II MORTGAGE LOAN
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

  CUT-OFF DATE PRINCIPAL BALANCE:       $157,250,000

  LOAN PER SQUARE FOOT:                 $98(1)

  % OF INITIAL MORTGAGE POOL BALANCE:   8.1%

  SHADOW RATING (MOODY'S/FITCH):        Baa3/BBB-

  LOAN PURPOSE:                         Acquisition

  MORTGAGE INTEREST RATE:               4.822% per annum

  INTEREST CALCULATION:                 30/360

  FIRST PAYMENT DATE:                   May 5, 2005

  AMORTIZATION TERM:                    Interest only

  ANTICIPATED REPAYMENT DATE:           NAP(2)

  HYPERAMORTIZATION:                    NAP(2)

  MATURITY DATE:                        April 5, 2010

  MATURITY BALANCE:                     $157,250,000

  BORROWERS:                            DDR MDT Brookfield LLC, DDR
                                        MDT Cool Springs Pointe LLC, DDR
                                        MDT Lake Brandon Plaza LLC,
                                        DDR MDT Lake Brandon Village
                                        LLC, DDR MDT Connecticut
                                        Commons LLC, DDR MDT Brown
                                        Deer Center LLC, DDR MDT Brown
                                        Deer Market LLC, and DDR MDT
                                        Riverdale Village Outer Ring LLC

  SPONSORS:                             Macquarie DDR Trust (DDR
                                        Macquarie Fund LLC and DDR
                                        Macquarie Longhorn II Holdings
                                        LLC)

  DEFEASANCE/PREPAYMENT:                Defeasance in whole or in part
                                        permitted two years after
                                        securitization and thereafter.
                                        Prepayment with yield maintenance
                                        permitted commencing in April 2006.
                                        Prepayment without penalty permitted
                                        six months prior to scheduled
                                        maturity date.

  UP-FRONT RESERVES:                    NAP

  ONGOING RESERVES:                     Tax and Insurance Reserve(3)
                                        CapEx/Replacement Reserve(3)
                                        TI/LC Reserve(3)
                                        Operating Expense Fund(3)

  LOCKBOX:                              Hard(4)

  MEZZANINE DEBT:                       NAP
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         MORTGAGED PROPERTY INFORMATION
--------------------------------------------------------------------------------

 SINGLE ASSET/PORTFOLIO:     Portfolio

 PROPERTY TYPE:              Anchored Retail

 LOCATION:                   Coon Rapids, MN, Plainville, CT,
                             Brandon, FL, Brown Deer, WI,
                             Brentwood, TN, Brookfield, WI

 YEAR BUILT:                 1963-2003

 YEAR RENOVATED:             Various

 SQUARE FEET:                2,430,915 square feet

 COLLATERAL SQUARE FEET:     1,869,119 square feet

 OCCUPANCY:                  97.1%(5)

 OCCUPANCY DATE:             February 17, 2005(6)

 OWNERSHIP INTEREST:         Fee

 PROPERTY MANAGEMENT:        Developers Diversified Realty
                             Corporation, an affiliate of the
                             Borrower

 U/W NCF:                    $ 19,807,881(7)

 U/W NCF DSCR:               2.32x (7)(8)

 APPRAISED VALUE:            $295,500,000

 APPRAISAL AS OF DATE:       January 31, 2005

 CUT-OFF DATE LTV RATIO:     62.2%(8)

 MATURITY LTV RATIO:         62.2%(8)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(1)   Based on collateral square feet, excluding ground leased space, and the combined loan balance of the fixed and floating-rate notes.

(2)   NAP means not applicable.

(3)   Upon the occurrence and continuance of an event of default with respect to the Macquarie DDR Portfolio II Mortgage Loan, the Macquarie DDR
      Portfolio II Borrower is required to make payments to cover ongoing reserves for real estate taxes and insurance, capital expenditures and replacement reserves and tenant improvements and leasing commissions and operating expense funds.

(4)   See "--Lockbox" below.

(5)   Calculated as a weighted average physical occupancy based on the allocated loan balances as of the rent roll dated February 17, 2005 (and
      March 2, 2005 for Riverdale Village Outer Ring). The collateral physical occupancy is 96.4%. The overall occupancy based on tenant spaces leased, including master leased space and executed leases not yet in occupancy is
      100%. The overall collateral is 100% leased and includes master leased space and executed leases not yet in occupancy.

(6)   Occupancy date is February 17, 2005 for all properties other than
      Riverdale Village Outer Ring which has an occupancy date of March 2,
      2005.

(7)   U/W NCF and U/W NCF DSCR were calculated including income from master leases to Macquarie DDR Trust ("DDR") and executed leases not yet in place. DDR is responsible for paying any shortfall with respect to unexecuted leases.

(8)   The Macquarie DDR Portfolio II Mortgage Loan represents one of two pari passu loans (such two pari passu loans, the "Macquarie DDR Portfolio II
      Loan Combination"), which total $183,700,000. The other pari passu loan is a floating rate loan and is not included in the trust. U/W NCF DSCR,
      Cut-off Date LTV Ratio and Maturity LTV Ratio were based on the Macquarie
      DDR Portfolio II Loan Combination and not just the Macquarie DDR
      Portfolio II Mortgage Loan (based on the 3.63% per annum interest rate as of the closing date of the Macquarie DDR Portfolio II Pari Passu
      Non-Trust Loan). The per annum interest rate of the Macquarie DDR
      Portfolio II Pari Passu Non-Trust Loan as of the date of this Prospectus
      Supplement is 3.72%.

                                      S-78

---------------------------------------------------------------------------------------------------------
       RIVERDALE VILLAGE TENANT INFORMATION FOR TOP 5 TENANTS  (less than) 10,000 SQUARE FEET(2)
---------------------------------------------------------------------------------------------------------
                                    APPROXIMATE       % TOTAL            % TOTAL              LEASE
TENANT                              SQUARE FEET     SQUARE FEET     BASE REVENUES(3)     EXPIRATION DATE
---------------------------------------------------------------------------------------------------------

Dress Barn .....................        7,500            1.1%              2.8%            12/31/2007
TGI Fridays(1) .................        6,804            1.0               2.3             9/30/2011
Hallmark Creations .............        6,000            0.9               2.6             2/29/2008
Acapulco Mexican ...............        4,504            0.7               1.8             7/31/2011
Sylvan Learning Center .........        3,862            0.6               1.7             3/31/2009
                                       ------            ---              ----
TOTAL ..........................       28,670            4.4%             11.3%
                                       ======            ===              ====
---------------------------------------------------------------------------------------------------------

(1)   Tenant owns its improvements but is subject to a ground lease; therefore such improvements are excluded from the collateral.

(2)   Top five tenants exclude master leases.

(3)   The percentages of total base rent are based on underwritten base rental revenues including master leases of vacant space.

----------------------------------------------------------------------------------------------------------------------
                   RIVERDALE VILLAGE LEASE EXPIRATION FOR TENANTS  (less than) 10,000 SQUARE FEET
----------------------------------------------------------------------------------------------------------------------
                                                                       APPROXIMATE
                       APPROXIMATE       AS % OF        CUMULATIVE       EXPIRING        AS % OF       CUMULATIVE %
                         EXPIRING         TOTAL         % OF TOTAL         BASE         TOTAL BASE     OF TOTAL BASE
        YEAR           SQUARE FEET     SQUARE FEET     SQUARE FEET     REVENUES(1)     REVENUES(1)      REVENUES(1)
----------------------------------------------------------------------------------------------------------------------

  2005(3)                  1,200            1.6%            1.6%       $   30,552           2.0%             2.0%
  2006(2)                 12,964           17.6            19.3%          270,302          17.6             19.6%
  2007                     9,117           12.4            31.7%          172,191          11.2             30.8%
  2008                    11,737           16.0            47.6%          254,598          16.6             47.4%
  2009                     9,019           12.3            59.9%          201,893          13.2             60.6%
  2010                         0            0.0            59.9%                0           0.0             60.6%
  2011                    13,780           18.7            78.6%          250,394          16.3             76.9%
  2012                     9,466           12.9            91.5%          198,786          13.0             89.9%
  2013                     1,418            1.9            93.5%           34,032           2.2             92.1%
  2014 and Beyond          4,815            6.5           100.0%          121,191           7.9            100.0%
   Vacant                      0            0.0           100.0%               --            --
                          ------          -----                        ----------         -----
  TOTAL                   73,516          100.0%                       $1,533,939         100.0%
                          ======          =====                        ==========         =====
----------------------------------------------------------------------------------------------------------------------

(1)   Based on underwritten base rental revenues.

(2)   Includes 12,964 square feet of the master leased space.

(3)   Includes month-to-month tenants.

-----------------------------------------------------------------------------------------------
  CONNECTICUT COMMONS TENANT INFORMATION FOR TOP 5 TENANTS  (less than) 10,000 SQUARE FEET
-----------------------------------------------------------------------------------------------
                            APPROXIMATE       % TOTAL          % TOTAL             LEASE
TENANT                      SQUARE FEET     SQUARE FEET     BASE REVENUES     EXPIRATION DATE
-----------------------------------------------------------------------------------------------

Buffet 2000 ............        8,823            1.6%             1.9%          5/31/2010
Applebee's (1) .........        4,997            0.9              1.5           11/30/2009
Friendly's (1) .........        4,196            0.7              1.2           4/30/2020
McDonald's (1) .........        3,950            0.7              1.4            1/3/2020
                               ------            ---              ---
TOTAL ..................       21,996            3.9%             6.0%
                               ======            ===              ===
-----------------------------------------------------------------------------------------------

(1)   Tenant owns its improvements but is subject to a ground lease; therefore such improvements are excluded from the collateral.

                                      S-79

--------------------------------------------------------------------------------------------------------------------------------
                      CONNECTICUT COMMONS LEASE EXPIRATION FOR TENANTS  (less than) 10,000 SQUARE FEET
--------------------------------------------------------------------------------------------------------------------------------
                       APPROXIMATE       AS % OF       CUMULATIVE %        APPROXIMATE         AS % OF         CUMULATIVE %
                         EXPIRING         TOTAL          OF TOTAL           EXPIRING          TOTAL BASE         OF TOTAL
        YEAR           SQUARE FEET     SQUARE FEET      SQUARE FEET     BASE REVENUES(1)     REVENUES(1)     BASE REVENUES(1)
--------------------------------------------------------------------------------------------------------------------------------

  2005(2)                      0            0.0%             0.0%           $      0              0.0%              0.0%
  2006                         0            0.0              0.0%                  0              0.0               0.0%
  2007                         0            0.0              0.0%                  0              0.0               0.0%
  2008                         0            0.0              0.0%                  0              0.0               0.0%
  2009                     4,997           22.7             22.7%             99,000             25.5              25.5%
  2010                     8,823           40.2             62.9%            122,393             31.5              57.0%
  2011                         0            0.0             62.9%                  0              0.0              57.0%
  2012                         0            0.0             62.9%                  0              0.0              57.0%
  2013                         0            0.0             62.9%                  0              0.0              57.0%
  2014 and Beyond          8,146           37.1            100.0%            167,100             43.0             100.0%
  Vacant                       0            0.0            100.0%                 --               --
                           -----          -----                             --------            -----
  TOTAL                   21,966          100.0%                            $388,493            100.0%
                          ======          =====                             ========            =====
--------------------------------------------------------------------------------------------------------------------------------

(1)   Based on underwritten base rental revenues.

(2)   Includes month-to-month tenants.

-------------------------------------------------------------------------------------------------------
     LAKE BRANDON VILLAGE TENANT INFORMATION FOR TOP 5 TENANTS  (less than) 10,000 SQUARE FEET
-------------------------------------------------------------------------------------------------------
                                   APPROXIMATE       % TOTAL          % TOTAL             LEASE
TENANT                             SQUARE FEET     SQUARE FEET     BASE REVENUES     EXPIRATION DATE
-------------------------------------------------------------------------------------------------------

Kinkos ........................        6,000            2.5%            10.2%           9/30/2008
Castle Dental Centers .........        2,400            1.0              4.1           12/31/2008
Planet Smoothie ...............        1,200            0.5              2.1           11/30/2008
Dan's Fun City ................        1,200            0.5              2.2           10/31/2006
Majik Touch Cleaners ..........        1,164            0.5              2.0           11/30/2008
                                       -----            ---             ----           ----------
TOTAL .........................       11,964            5.0%            20.6%
                                      ======            ===             ====
-------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                      LAKE BRANDON VILLAGE LEASE EXPIRATION FOR TENANTS  (less than) 10,000 SQUARE FEET
------------------------------------------------------------------------------------------------------------------------------
                       APPROXIMATE       AS % OF       CUMULATIVE %        APPROXIMATE         AS % OF         CUMULATIVE %
                         EXPIRING         TOTAL          OF TOTAL           EXPIRING          TOTAL BASE         OF TOTAL
        YEAR           SQUARE FEET     SQUARE FEET      SQUARE FEET     BASE REVENUES(1)     REVENUES(1)     BASE REVENUES(1)
------------------------------------------------------------------------------------------------------------------------------

  2005(2)                      0            0.0%             0.0%           $      0              0.0%              0.0%
  2006                     1,200           10.0             10.0%             32,136             10.5              10.5%
  2007                         0            0.0             10.0%                  0              0.0              10.5%
  2008                    10,764           90.0            100.0%            273,064             89.5             100.0%
  2009                         0            0.0            100.0%                  0              0.0             100.0%
  2010                         0            0.0            100.0%                  0              0.0             100.0%
  2011                         0            0.0            100.0%                  0              0.0             100.0%
  2012                         0            0.0            100.0%                  0              0.0             100.0%
  2013                         0            0.0            100.0%                  0              0.0             100.0%
  2014 and Beyond              0            0.0            100.0%                  0              0.0             100.0%
  Vacant                       0            0.0            100.0%                 --               --
                          ------          -----                             --------            -----
  TOTAL                   11,964          100.0%                            $305,200            100.0%
                          ======          =====                             ========            =====
------------------------------------------------------------------------------------------------------------------------------

(1)   Based on underwritten base rental revenues.

(2)   Includes month-to-month tenants.

----------------------------------------------------------------------------------------------------------
         LAKE BRANDON PLAZA TENANT INFORMATION FOR TOP 5 TENANTS  (less than) 10,000 SQUARE FEET
----------------------------------------------------------------------------------------------------------
                                        APPROXIMATE       % TOTAL          % TOTAL             LEASE
TENANT                                  SQUARE FEET     SQUARE FEET     BASE REVENUES     EXPIRATION DATE
----------------------------------------------------------------------------------------------------------

Fashion Bug ........................        7,800            4.4%             6.5%           9/30/2006
Pet Supermarket ....................        4,800            2.7              5.2           11/30/2006
Catherines .........................        4,200            2.4              3.5            9/30/2006
Nail Concepts ......................        1,600            0.9              1.9           10/31/2009
Pita's Naturally Nutrition .........        1,600            0.9              1.9           10/31/2006
                                           ------           ----             ----
TOTAL ..............................       20,000           11.4%            19.0%
                                           ======           ====             ====
----------------------------------------------------------------------------------------------------------

                                      S-80

----------------------------------------------------------------------------------------------------------------------------
                     LAKE BRANDON PLAZA LEASE EXPIRATION FOR TENANTS  (less than) 10,000 SQUARE FEET
----------------------------------------------------------------------------------------------------------------------------
                       APPROXIMATE       AS % OF       CUMULATIVE %      APPROXIMATE        AS % OF         CUMULATIVE %
                         EXPIRING         TOTAL          OF TOTAL       EXPIRING BASE      TOTAL BASE         OF TOTAL
        YEAR           SQUARE FEET     SQUARE FEET      SQUARE FEET      REVENUES(1)      REVENUES(1)     BASE REVENUES(1)
----------------------------------------------------------------------------------------------------------------------------

  2005(2)                      0            0.0%             0.0%          $      0            0.0%              0.0%
  2006                    20,000           75.8             75.8%           352,000           72.0              72.0%
  2007                     1,600            6.1             81.8%            33,952            6.9              79.0%
  2008                         0            0.0             81.8%                 0            0.0              79.0%
  2009                     1,600            6.1             87.9%            35,200            7.2              86.2%
  2010                         0            0.0             87.9%                 0            0.0              86.2%
  2011                     1,600            6.1             93.9%            32,000            6.5              92.7%
  2012                     1,600            6.1            100.0%            35,472            7.3             100.0%
  2013                         0            0.0            100.0%                 0            0.0             100.0%
  2014 and Beyond              0            0.0            100.0%                 0            0.0             100.0%
  Vacant                       0            0.0            100.0%                --             --
                          ------          -----                            --------          -----
  TOTAL                   26,400          100.0%                           $488,624          100.0%
                          ======          =====                            ========          =====
----------------------------------------------------------------------------------------------------------------------------

(1)   Based on underwritten base rental revenues.

(2)   Includes month-to-month tenants.

--------------------------------------------------------------------------------------------------------
 MARKET PLACE AT BROWN DEER TENANT INFORMATION FOR TOP 5 TENANTS  (less than) 10,000 SQUARE FEET(2)
--------------------------------------------------------------------------------------------------------
                                 APPROXIMATE       % TOTAL            % TOTAL              LEASE
TENANT                           SQUARE FEET     SQUARE FEET     BASE REVENUES(3)     EXPIRATION DATE
--------------------------------------------------------------------------------------------------------

Factory Card Outlet .........        8,500            5.9%              7.4%            9/30/2007
McDonalds (1) ...............        5,200            3.6               6.7             6/30/2009
Exclusive Company ...........        3,500            2.4               3.8             3/31/2005
Cost Cutters ................        1,600            1.1               2.5             4/30/2006
                                     -----           ----              ----
TOTAL .......................       18,800           13.1%             20.3%
                                    ======           ====              ====
--------------------------------------------------------------------------------------------------------

(1)   Tenant owns its improvements but is subject to a ground lease; therefore such improvements are excluded from the collateral.

(2)   Top five tenants exclude master leases.

(3)   The percentages of total base rent are based on underwritten base rental revenues including master leases of vacant space.

-------------------------------------------------------------------------------------------------------------------------
                MARKET PLACE AT BROWN DEER LEASE EXPIRATION FOR TENANTS  (less than) 10,000 SQUARE FEET
-------------------------------------------------------------------------------------------------------------------------
                       APPROXIMATE       AS % OF       CUMULATIVE %      APPROXIMATE        AS % OF       CUMULATIVE %
                         EXPIRING         TOTAL          OF TOTAL       EXPIRING BASE      TOTAL BASE     OF TOTAL BASE
        YEAR           SQUARE FEET     SQUARE FEET      SQUARE FEET      REVENUES(1)      REVENUES(1)      REVENUES(1)
-------------------------------------------------------------------------------------------------------------------------

  2005(3)                  3,500           11.8%            11.8%          $ 43,750           12.0%            12.0%
  2006                     1,600            5.4             17.2%            28,800            7.9             19.9%
  2007(2)                 19,300           65.2             82.4%           215,160           58.9             78.7%
  2008                         0            0.0             82.4%                 0            0.0             78.7%
  2009                     5,200           17.6            100.0%            77,760           21.3            100.0%
  2010                         0            0.0            100.0%                 0            0.0            100.0%
  2011                         0            0.0            100.0%                 0            0.0            100.0%
  2012                         0            0.0            100.0%                 0            0.0            100.0%
  2013                         0            0.0            100.0%                 0            0.0            100.0%
  2014 and Beyond              0            0.0            100.0%                 0            0.0            100.0%
  Vacant                       0            0.0            100.0%                --             --
                          ------          -----                            --------          -----
  TOTAL                   29,600          100.0%                           $365,470          100.0%
                          ======          =====                            ========          =====
-------------------------------------------------------------------------------------------------------------------------

(1)   Based on underwritten base rental revenues.

(2)   Include 10,800 square feet of the master leased space.

(3)   Includes month-to-month tenants.

                                      S-81

-----------------------------------------------------------------------------------------------------
       BROWN DEER CENTER TENANT INFORMATION FOR TOP 5 TENANTS  (less than) 10,000 SQUARE FEET
-----------------------------------------------------------------------------------------------------
                                   APPROXIMATE       % TOTAL          % TOTAL             LEASE
TENANT                             SQUARE FEET     SQUARE FEET     BASE REVENUES     EXPIRATION DATE
-----------------------------------------------------------------------------------------------------

Applebee's ....................        5,140            1.9%             5.9%          12/31/2011
Pick 'N Save Storage ..........        4,974            1.9              0.5           12/31/2005
Bath & Body Works .............        2,600            1.0              2.9           1/31/2012
House of Roth .................        2,000            0.7              1.9           10/31/2006
Quizno's Classic Subs .........        1,646            0.6              1.7           1/31/2008
                                      ------            ---             ----
TOTAL .........................       16,360            6.1%            12.9%
                                      ======            ===             ====
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                  BROWN DEER CENTER LEASE EXPIRATION FOR TENANTS  (less than) 10,000 SQUARE FEET
--------------------------------------------------------------------------------------------------------------------
                                                                       APPROXIMATE                     CUMULATIVE
                       APPROXIMATE       AS % OF        CUMULATIVE       EXPIRING        AS % OF          % OF
                         EXPIRING         TOTAL         % OF TOTAL         BASE         TOTAL BASE     TOTAL BASE
        YEAR           SQUARE FEET     SQUARE FEET     SQUARE FEET     REVENUES(1)     REVENUES(1)     REVENUES(1)
--------------------------------------------------------------------------------------------------------------------

  2005(2)                  4,974           27.8%           27.8%         $  9,000           3.1%            3.1%
  2006                     2,000           11.2            38.9%           37,000          12.9            16.0%
  2007                     1,554            8.7            47.6%           35,742          12.5            28.5%
  2008                     1,646            9.2            56.8%           33,755          11.8            40.2%
  2009                         0            0.0            56.8%                0           0.0            40.2%
  2010                         0            0.0            56.8%                0           0.0            40.2%
  2011                     5,140           28.7            85.5%          115,650          40.3            80.5%
  2012                     2,600           14.5           100.0%           55,900          19.5           100.0%
  2013                         0            0.0           100.0%                0           0.0           100.0%
  2014 and Beyond              0            0.0           100.0%                0           0.0           100.0%
  Vacant                       0            0.0           100.0%               --            --
                          ------          -----                          --------         -----
  TOTAL                   17,914          100.0%                         $287,047         100.0%
                          ======          =====                          ========         =====
--------------------------------------------------------------------------------------------------------------------

(1)   Based on underwritten base rental revenues.

(2)   Includes month-to-month tenants.

------------------------------------------------------------------------------------------------------
     COOL SPRINGS POINTE TENANT INFORMATION FOR TOP 5 TENANTS  (less than) 10,000 SQUARE FEET
------------------------------------------------------------------------------------------------------
                                  APPROXIMATE       % TOTAL          % TOTAL             LEASE
            TENANT                SQUARE FEET     SQUARE FEET     BASE REVENUES     EXPIRATION DATE
------------------------------------------------------------------------------------------------------

Smoky Bones BBQ ..............        7,500            3.7%             4.9%          8/31/2013
Mattress King ................        2,700            1.3              2.3           10/31/2005
Funcoland / Gamestop .........        1,884            0.9              1.8           12/31/2006
                                     ------            ---              ---
TOTAL ........................       12,084            6.0%             9.0%
                                     ======            ===              ===
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                  COOL SPRINGS POINTE LEASE EXPIRATION FOR TENANTS  (less than) 10,000 SQUARE FEET
------------------------------------------------------------------------------------------------------------------------
                                                                        APPROXIMATE
                       APPROXIMATE       AS % OF       CUMULATIVE %       EXPIRING        AS % OF       CUMULATIVE %
                         EXPIRING         TOTAL          OF TOTAL           BASE         TOTAL BASE     OF TOTAL BASE
        YEAR           SQUARE FEET     SQUARE FEET      SQUARE FEET     REVENUES(1)     REVENUES(1)      REVENUES(1)
------------------------------------------------------------------------------------------------------------------------

  2005(2)                  2,700           22.3%            22.3%         $ 59,400          25.7%            25.7%
  2006                     1,884           15.6             37.9%           45,423          19.6             45.3%
  2007                         0            0.0             37.9%                0           0.0             45.3%
  2008                         0            0.0             37.9%                0           0.0             45.3%
  2009                         0            0.0             37.9%                0           0.0             45.3%
  2010                         0            0.0             37.9%                0           0.0             45.3%
  2011                         0            0.0             37.9%                0           0.0             45.3%
  2012                         0            0.0             37.9%                0           0.0             45.3%
  2013                     7,500           62.1            100.0%          126,500          54.7            100.0%
  2014 and Beyond              0            0.0            100.0%                0           0.0            100.0%
  Vacant                       0            0.0            100.0%               --            --
                          ------          -----                           --------         -----
  TOTAL                   12,084          100.0%                          $231,323         100.0%
                          ======          =====                           ========         =====
------------------------------------------------------------------------------------------------------------------------

(1)   Based on underwritten base rental revenues.

(2)   Includes month-to-month tenants.

                                      S-82

-----------------------------------------------------------------------------------------------------------------
       SHOPPERS WORLD OF BROOKFIELD TENANT INFORMATION FOR TOP 5 TENANTS  (less than) 10,000 SQUARE FEET
-----------------------------------------------------------------------------------------------------------------
                                              APPROXIMATE       % TOTAL          % TOTAL             LEASE
TENANT                                        SQUARE FEET     SQUARE FEET     BASE REVENUES     EXPIRATION DATE
-----------------------------------------------------------------------------------------------------------------

Blockbuster Video ........................        6,815            3.7%            10.3%          12/31/2005
Cingular Wireless ........................        3,900            2.1              4.7            4/30/2007
Guaranty Bank -- Ground Lease(1) .........        3,848            2.1              4.7           11/30/2007
New to You Kids ..........................        2,500            1.4              2.8           12/31/2009
Big Apple Bagels .........................        2,431            1.3              3.0           12/31/2006
                                                 ------           ----             ----
TOTAL ....................................       19,494           10.7%            25.5%
                                                 ======           ====             ====
-----------------------------------------------------------------------------------------------------------------

(1)   Tenant owns its improvements but is subject to a ground lease; therefore, such improvements are excluded from the collateral.

----------------------------------------------------------------------------------------------------------------------------
                SHOPPERS WORLD OF BROOKFIELD LEASE EXPIRATION FOR TENANTS  (less than) 10,000 SQUARE FEET
----------------------------------------------------------------------------------------------------------------------------
                       APPROXIMATE       AS % OF       CUMULATIVE % OF      APPROXIMATE        AS % OF       CUMULATIVE %
                         EXPIRING         TOTAL             TOTAL          EXPIRING BASE      TOTAL BASE     OF TOTAL BASE
        YEAR           SQUARE FEET     SQUARE FEET       SQUARE FEET        REVENUES(1)      REVENUES(1)      REVENUES(1)
----------------------------------------------------------------------------------------------------------------------------

  2005(2)                  6,815           35.0%             35.0%            $143,115           40.5%            40.5%
  2006                     2,431           12.5              47.4%              41,327           11.7             52.3%
  2007                     7,748           39.7              87.2%             129,766           36.8             89.0%
  2008                         0            0.0              87.2%                   0            0.0             89.0%
  2009                     2,500           12.8             100.0%              38,750           11.0            100.0%
  2010                         0            0.0             100.0%                   0            0.0            100.0%
  2011                         0            0.0             100.0%                   0            0.0            100.0%
  2012                         0            0.0             100.0%                   0            0.0            100.0%
  2013                         0            0.0             100.0%                   0            0.0            100.0%
  2014 and Beyond              0            0.0             100.0%                   0            0.0            100.0%
  Vacant                       0            0.0             100.0%                  --             --
                          ------          -----                               --------          -----
  TOTAL                   19,494          100.0%                              $352,958          100.0%
                          ======          =====                               ========          =====
----------------------------------------------------------------------------------------------------------------------------

(1)   Based on underwritten base rental revenues.

(2)   Includes month-to-month tenants.

--------------------------------------------------------------------------------
           THE MACQUARIE DDR PORTFOLIO II MORTGAGED PROPERTIES
--------------------------------------------------------------------------------
                                                                  DDR
                                                             PORTFOLIO II
        MACQUARIE DDR PORTFOLIO II                             BORROWER
             SHOPPING CENTER                   LOCATION        INTEREST
--------------------------------------------------------------------------------

Riverdale Village -- Outer Ring .........  Coon Rapids, MN        Fee
Connecticut Commons .....................   Plainville, CT        Fee
Lake Brandon Village ....................    Brandon, FL          Fee
Lake Brandon Plaza ......................    Brandon, FL          Fee
Market Place at Brown Deer ..............   Brown Deer, WI        Fee
Brown Deer Center .......................   Brown Deer, WI        Fee
Cool Springs Pointe .....................   Brentwood, TN         Fee
Shoppers World of Brookfield ............   Brookfield, WI        Fee
TOTAL/WEIGHTED AVERAGE ..................
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                                           OVERALL
                                              TOTAL      COLLATERAL
        MACQUARIE DDR PORTFOLIO II         COLLATERAL     PHYSICAL       ALLOCATED       APPRAISED
             SHOPPING CENTER                   GLA      OCCUPANCY(1)    LOAN AMOUNT        VALUE
-------------------------------------------------------------------------------------------------------

Riverdale Village -- Outer Ring .........    358,194         96.0%     $ 43,726,214    $ 70,100,000
Connecticut Commons .....................    463,394         94.8        55,936,000      87,400,000
Lake Brandon Village ....................    113,986        100.0        12,475,382      18,500,000
Lake Brandon Plaza ......................    148,267        100.0        14,256,000      24,500,000
Market Place at Brown Deer ..............    138,172         92.2         9,468,068      15,700,000
Brown Deer Center .......................    266,716        100.0        16,060,000      29,200,000
Cool Springs Pointe .....................    201,516         93.8        20,800,000      32,500,000
Shoppers World of Brookfield ............    178,874        100.0        10,978,336      17,600,000
                                           ---------        -----      ------------    ------------
TOTAL/WEIGHTED AVERAGE ..................  1,869,119         96.7%     $183,700,000    $295,500,000
                                           =========        =====      ============    ============
-------------------------------------------------------------------------------------------------------

(1)   100% of the collateral space is leased including master leases.

     The Borrower and Sponsor. The Macquarie DDR Portfolio II Borrower
collectively consists of DDR MDT Brookfield LLC, DDR MDT Cool Springs Pointe
LLC, DDR MDT Lake Brandon Plaza LLC, DDR MDT Lake Brandon Village LLC, DDR MDT
Connecticut Commons LLC, DDR MDT Brown Deer Center LLC, DDR MDT Brown Deer
Market LLC, and DDR MDT Riverdale Village Outer Ring LLC, each a Delaware limited liability company which is a single purpose entity, and is sponsored and controlled by DDR Macquarie Fund LLC.

     The Mortgage Loan. The Macquarie DDR Portfolio II Mortgage Loan was
originated on March 9, 2005 and has a cut-off date principal balance of
$157,250,000. The Macquarie DDR Portfolio II Mortgage Loan is a five-year loan with a maturity date of April 5, 2010. The Macquarie DDR Portfolio II Mortgage
Loan accrues interest on a 30/360 Basis. Up to its stated maturity date, in the absence of default, the Macquarie DDR Portfolio II Mortgage Loan will accrue interest at a fixed rate of 4.822% per annum. On the fifth day of each month during the term of the Macquarie DDR Portfolio II Mortgage

                                      S-83

Loan, the Macquarie DDR Portfolio II Borrower is required to make payments of interest only calculated on the outstanding balance of the Macquarie DDR
Portfolio II Mortgage Loan.

     The Macquarie DDR Portfolio II Loan Combination is comprised of the
Macquarie DDR Portfolio II Mortgage Loan and one (1) other floating rate pari passu mortgage loan in the aggregate principal amount of $26,450,000, which (a)
accrues interest at a floating rate of one month LIBOR plus 0.85%, (b) will not be included in the trust and (c) is identified in this prospectus supplement as the Macquarie DDR Portfolio II Pari Passu Non-Trust Loan. The Macquarie DDR
Portfolio II Mortgage Loan is evidenced by one (1) promissory note. The mortgage loans in the Macquarie DDR Portfolio II Loan Combination are all
obligations of the Macquarie DDR Portfolio II Borrower.

     The respective rights of the holder(s) of the Macquarie DDR Portfolio II
Mortgage Loan will be governed by the Macquarie DDR Portfolio II Co-Lender
Agreement. For a description of the Macquarie DDR Portfolio II Co-Lender
Agreement, see "--Loan Combinations--The Macquarie DDR Portfolio II Mortgage
Loan--Co-Lender Agreement" below.

     The Macquarie DDR Portfolio II Borrower is prohibited from voluntarily prepaying the Macquarie DDR Portfolio II Mortgage Loan, in whole or in part, prior to April 5, 2006. From and after April 5, 2006, the Macquarie DDR
Portfolio II Borrower may prepay the Macquarie DDR Portfolio II Mortgage Loan in whole or in part, with payment of a yield maintenance premium (provided that partial prepayments on the Macquarie DDR Portfolio II Mortgage Loan and the
Macquarie DDR Portfolio II Pari Passu Non-Trust Loan may not exceed $91,850,000 in the aggregate over the term of the mortgage loan and provided that the
Macquarie DDR Portfolio II Pari Passu Non-Trust Loan has been paid in full). In connection with a partial prepayment, the Macquarie DDR Portfolio II Borrower may obtain the release of a Macquarie DDR Portfolio II Mortgaged Property (but,
except in connection with prepayment in full, not more than four (4) Macquarie
DDR Portfolio II Mortgaged Properties in the aggregate over the term of the
Macquarie DDR Portfolio II Mortgage Loan) and terminate the
cross-collateralization provisions with respect to such Macquarie DDR Portfolio
II Mortgaged Property, provided that (a) the debt service coverage ratio for the Macquarie DDR Portfolio II Mortgaged Properties remaining after the release of such Macquarie DDR Portfolio II Mortgaged Property is at least equal to the debt service coverage ratio for the Macquarie DDR Portfolio II Mortgaged
Properties immediately preceding the release of the applicable Macquarie DDR
Portfolio II Mortgaged Property, and (b) the Macquarie DDR Portfolio II
Borrower makes a prepayment in an amount not less than 110% of the allocated loan amount for the Macquarie DDR Portfolio II Mortgaged Property to be
released. The right of the Macquarie DDR Portfolio II Borrower to prepay the
Macquarie DDR Portfolio II Mortgage Loan in part and obtain the release of a
Macquarie DDR Portfolio II Mortgaged Property is also subject to Moody's and
Fitch confirming that the release would not result in a qualification, downgrade or withdrawal of the rating then assigned to any class of series
2005-C2 certificates by such rating agency. In addition, from and after October
5, 2009, the Macquarie DDR Portfolio II Borrower may prepay the Macquarie DDR
Portfolio II Mortgage Loan, in whole, but not in part, without payment of any prepayment consideration. Distributions of amounts received with respect to the
Macquarie DDR Portfolio II Mortgage Loan and the Macquarie DDR Portfolio II
Pari Passu Non-Trust Loan will be distributed among the holders thereof as described in "--Loan Combinations--The Macquarie DDR Portfolio II Mortgage
Loan--Priority of Payments" below.

     The Macquarie DDR Portfolio II Borrower may defease the Macquarie DDR
Portfolio II Mortgage Loan, in whole or in part, on any due date after the expiration of two years (the "Macquarie DDR Portfolio II Defeasance Lockout
Period") following the Issue Date and prior to October 5, 2009; provided that the Macquarie DDR Portfolio II Pari Passu Non-Trust Loan must first be paid in full. In connection with a defeasance of the entire loan, the Macquarie DDR
Portfolio II Borrower will obtain the release of all the Macquarie DDR
Portfolio II Mortgaged Properties. A defeasance in whole will be effected by the Macquarie DDR Portfolio II Borrower's pledging substitute collateral that consists of non-callable fixed rate United States Treasury obligations that produce payments which replicate the payment obligations of the Macquarie DDR
Portfolio II Borrower under the Macquarie DDR Portfolio II Mortgage Loan and that are sufficient to pay off the Macquarie DDR Portfolio II Mortgage Loan in
its entirety on the stated maturity date. The right of the Macquarie DDR
Portfolio II Borrower to defease the Macquarie DDR Portfolio II Mortgage Loan in whole is subject to Moody's and Fitch confirming that the defeasance would not result in a qualification, downgrade or withdrawal of the rating then assigned to any class of series 2005-C2 certificates by such rating agency.

     The Macquarie DDR Portfolio II Borrower may partially defease the
Macquarie DDR Portfolio II Mortgage Loan and obtain the release of a Macquarie
DDR Portfolio II Mortgaged Property (but not more than four (4) Macquarie DDR
Portfolio II Mortgaged Properties in the aggregate over the term of the
Macquarie DDR Portfolio II Mortgage Loan) on any due date after the end of the
Macquarie DDR Portfolio II Defeasance Lockout Period and prior to October 5,
2009, provided that the debt service coverage ratio for the Macquarie DDR
Portfolio II Mortgaged Properties remaining after the release of a Macquarie
DDR Portfolio II Mortgaged Property is at least equal to the debt service coverage ratio for the Macquarie

                                      S-84

DDR Portfolio II Mortgaged Properties immediately preceding the release of the applicable Macquarie DDR Portfolio II Mortgaged Property. Such partial defeasance will be effected by the Macquarie DDR Portfolio II Borrower's defeasing an amount (a "Macquarie DDR Portfolio II Partial Defeasance Amount")
at least equal to the lesser of (a) 110% of the allocated loan amount for such
Macquarie DDR Portfolio II Mortgaged Property (the "Macquarie DDR Portfolio II
Release Amount") and (b) the undefeased portion of Macquarie DDR Portfolio II
Mortgage Loan, and pledging substitute collateral that consists of non-callable
United States Treasury obligations that produce payments which replicate the payment obligations of the Macquarie DDR Portfolio II Borrower under the defeased portion of the Macquarie DDR Portfolio II Mortgage Loan and that are sufficient to pay off the Macquarie DDR Portfolio II Partial Defeasance Amount
in its entirety on the stated maturity date. The right of the Macquarie DDR
Portfolio II Borrower to defease the Macquarie DDR Portfolio II Mortgage Loan in part is also subject to Fitch and Moody's confirming that the defeasance would not result in a qualification, downgrade or withdrawal of the rating then assigned to any class of series 2005-C2 certificates by such rating agency.

     The Macquarie DDR Portfolio II Borrower may obtain the release of a
Macquarie DDR Portfolio II Mortgaged Property (but no more than four (4)
Macquarie DDR Portfolio II Mortgaged Properties in the aggregate over the term of the Macquarie DDR Portfolio II Mortgage Loan) by substituting a new property
(a "Macquarie DDR Portfolio II Substitution") subject to the conditions set forth in the related loan documents, which conditions include (i) Fitch and
Moody's confirming that the substitution would not result in a qualification, downgrade or withdrawal of the rating then assigned to any class of series
2005-C2 certificates by such rating agency, (ii) the substitute property must have an appraised value no less the Macquarie DDR Portfolio II Mortgaged
Property which is to be released, (iii) after giving effect to the Macquarie
DDR Portfolio II Substitution, the geographic and tenant concentration of the
Macquarie DDR Portfolio II Mortgaged Properties is substantially similar to the geographic and tenant concentration of the Macquarie DDR Portfolio II Mortgaged
Properties prior to the Macquarie DDR Portfolio II Substitution, (iv) the
substitute property must be at least 85% leased, (v) after giving effect to the
Macquarie DDR Portfolio II Substitution, the debt service coverage ratio for all of the Macquarie DDR Portfolio II Mortgaged Properties may be no less than the debt service coverage ratio for all of the Macquarie DDR Portfolio II
Mortgaged Properties immediately preceding such Macquarie DDR Portfolio II
Substitution, and (vi) the allocated loan amounts for all substitute properties may not exceed $91,850,000.

     The Mortgaged Properties. The Macquarie DDR Portfolio II Mortgage Loan is
secured by a first priority mortgage lien on the fee simple interest in the
Macquarie DDR Portfolio II Mortgaged Properties. The Macquarie DDR Portfolio II
Mortgaged Properties are comprised of the Macquarie DDR Portfolio II Borrower's fee interest in a portion of Riverdale Village - Outer Ring, in Coon Rapids,
Minnesota, Connecticut Commons in Plainville, Connecticut, Lake Brandon Plaza,
in Brandon, Florida, Lake Brandon Village, in Brandon, Florida, Marketplace at
Brown Deer, in Brown Deer, Wisconsin, Brown Deer Center in Brown Deer,
Wisconsin, Cool Springs Pointe, in Brentwood, Tennessee and Shoppers World of
Brookfield in Brookfield, Wisconsin (collectively, the "Macquarie DDR Portfolio
II Shopping Centers"). The Macquarie DDR Portfolio II Shopping Centers have an aggregate of 2,430,915 square feet of gross leasable area, with 1,869,119 square feet and 279,541 square feet on ground lease space of that area constituting the collateral for the Macquarie DDR Portfolio II Mortgage Loan.
As of February 17, 2005 and March 2, 2005, based on allocated loan amount, the weighted average occupancy of the Macquarie DDR Portfolio II Shopping Centers was 97.1%, and the weighted average occupancy of the Macquarie DDR Portfolio II
Mortgaged Properties was 96.4%. The overall occupancy based on tenant spaces leased is 100% based on allocated loan amounts and based on gross square footage. The Macquarie DDR Portfolio II Mortgaged Properties are 100% leased.

                                      S-85

     Set forth in the table below is certain summary information with respect to the Macquarie DDR Portfolio II Shopping Centers.

---------------------------------------------------------------------------------------------------------------
                                   RIVERDALE VILLAGE MORTGAGED PROPERTY
---------------------------------------------------------------------------------------------------------------
                                                                          SHARE OF
                                                          TOTAL        TOTAL PROPERTY          LEASE
          TENANTS OVER 10,000 SQUARE FEET              SQUARE FEET       SQUARE FEET      EXPIRATION DATES
---------------------------------------------------------------------------------------------------------------

                         Costco(1)                       155,000             23.7%              NAP
                          Sears(2)                       132,700             20.3             Jul-2017
                           Kohl's                         86,841             13.3             Jan-2020
                  Sportsmen's Warehouse                   48,171              7.4             Dec-2017
                          Best Buy                        45,948              7.0             Jan-2013
                       Jo-Ann Stores                      45,850              7.0             Jan-2010
                     Linens 'N Things                     34,662              5.3             Jan-2016
                          Old Navy                        20,000              3.1             May-2007
                      Famous Footwear                     10,010              1.5             Oct-2012
                                                         -------            -----
                  TOTAL >= 10,000 SF                     579,182             88.7%
                        Master Lease                      12,964              2.0             Nov-2006
                       Ground Lease                        6,804              1.0             Sep-2011
             Occupied in-line  <  10,000 SF(3)            53,748              8.2             Various
                                                         -------            -----
                    TOTAL PROPERTY GLA                   652,698            100.0%
                                                         =======            =====
---------------------------------------------------------------------------------------------------------------

(1)   The borrower does not own the land and improvements for the non-collateral tenants. Therefore, these tenants are excluded from the collateral.

(2)   The tenants on ground leases own their improvements and therefore, these improvements are excluded from the collateral.

(3)   Includes 1,418 square feet of space leased to Haircolor Express which is currently not occupied. The tenant is currently continuing to pay rent.
      Per the Macquarie DDR Portfolio II Borrower, the franchisor is responsible for the lease and is looking to put a new franchisee in place.

--------------------------------------------------------------------------------------------------------------
                                 CONNECTICUT COMMONS MORTGAGED PROPERTY
--------------------------------------------------------------------------------------------------------------
                                                                        SHARE OF
                                                        TOTAL        TOTAL PROPERTY          LEASE
         TENANTS OVER 10,000 SQUARE FEET             SQUARE FEET       SQUARE FEET      EXPIRATION DATES
--------------------------------------------------------------------------------------------------------------

                          Lowe's                       135,197             23.9%            Aug-2019
                    Loews Cineplex(1)                   90,000             15.9             Dec-2019
                          Kohl's                        86,854             15.3             Jan-2022
                 Dick's Sporting Goods                  50,800              9.0             Jan-2020
                    Linens 'N Things                    35,000              6.2             Jan-2017
                    Levitz Furniture                    34,600              6.1             Oct-2015
                         Old Navy                       25,340              4.5             Jan-2011
                          DSW(2)                        24,123              4.3             Apr-2015
                        A.C. Moore                      20,740              3.7             Sep-2014
                         PETsMART                       20,000              3.5             Oct-2014
                         KB Toys                        11,907              2.1             Nov-2011
                     Famous Footwear                    10,010              1.8             Apr-2012
                                                       -------            -----
                   TOTAL >= 10,000 SF                  544,571             96.1%
                     Ground Lease(2)                    13,143              2.3             Various
             Occupied in-line  <  10,000 SF              8,823              1.6             May-2010
                                                       -------            -----
                   TOTAL PROPERTY GLA                  566,537            100.0%
                                                       =======            =====
--------------------------------------------------------------------------------------------------------------

(1)   The tenants on ground leases own their improvements and therefore, these improvements are excluded from the collateral.

(2)   Tenant has executed its lease but is currently not in place. The space has been master leased until March 2008 or until the tenant is in place and paying unabated rent.

                                      S-86

--------------------------------------------------------------------------------------------------------------
                                LAKE BRANDON VILLAGE MORTGAGED PROPERTY
--------------------------------------------------------------------------------------------------------------
                                                                        SHARE OF
                                                        TOTAL        TOTAL PROPERTY          LEASE
         TENANTS OVER 10,000 SQUARE FEET             SQUARE FEET       SQUARE FEET      EXPIRATION DATES
--------------------------------------------------------------------------------------------------------------

              Lowe's (Not Collateral)(1)               127,255             52.8%              NAP
                    Sports Authority                    43,043             17.8             May-2018
                    Linens 'N Things                    35,150             14.6             Jan-2014
                         PETsMART                       23,829              9.9             Jan-2020
                                                       -------            -----
                 TOTAL  >  10,000 SF                   229,277             95.0%
           Occupied in-line  <  10,000 SF               11,964              5.0             Various
                                                       -------            -----
                   TOTAL PROPERTY GLA                  241,241            100.0%
                                                       =======            =====
--------------------------------------------------------------------------------------------------------------

(1)   The borrower does not own the land and improvements for the non-collateral tenants.; therefore, these tenants are excluded from the collateral.

------------------------------------------------------------------------------------------------------------------
                                     LAKE BRANDON PLAZA MORTGAGED PROPERTY
------------------------------------------------------------------------------------------------------------------
                                                                                SHARE OF
                                                                TOTAL        TOTAL PROPERTY          LEASE
             TENANTS OVER 10,000 SQUARE FEET                 SQUARE FEET       SQUARE FEET      EXPIRATION DATES
------------------------------------------------------------------------------------------------------------------

                              Publix                            51,420             29.2%            Jan-2019
                         Jo-Ann Fabrics                         41,947             23.8             Jan-2017
                             CompUSA                            28,500             16.2             Jun-2017
  Baby Superstore d/b/a Babies 'R Us -- Ground Lease(1)         27,846             15.8             Jan-2013
                                                                ------            -----
                      TOTAL  >  10,000 SF                      149,713             85.0%
                  Occupied in-line  <  10,000 SF                26,400             15.0             Various
                                                               -------            -----
                       TOTAL PROPERTY GLA                      176,113            100.0%
                                                               =======            =====
------------------------------------------------------------------------------------------------------------------

(1)   The tenants on ground leases own their improvements and therefore, these improvements are excluded from the collateral.

-------------------------------------------------------------------------------------------------------------
                             MARKET PLACE AT BROWN DEER MORTGAGED PROPERTY
-------------------------------------------------------------------------------------------------------------
                                                                        SHARE OF
                                                        TOTAL        TOTAL PROPERTY          LEASE
         TENANTS OVER 10,000 SQUARE FEET             SQUARE FEET       SQUARE FEET      EXPIRATION DATES
-------------------------------------------------------------------------------------------------------------

              Pick 'N Save (Marketplace)                58,077             40.5%            Dec-2005
         Marshall's Mega Store (Marketplace)            55,695             38.8             Nov-2009
                                                        ------            -----
                TOTAL  >  10,000 SF                    113,772             79.4%
                     Master Lease(1)                    10,800              7.5             Mar-2008
                      Ground Lease                       5,200              3.6             Jun-2009
           Occupied in-line  <  10,000 SF               13,600              9.5             Various
                                                       -------            -----
                   TOTAL PROPERTY GLA                  143,372            100.0%
                                                       =======            =====
-------------------------------------------------------------------------------------------------------------

(1)   The borrower does not own the land and improvements for the non-collateral tenants.; therefore, these tenants are excluded from the collateral.

----------------------------------------------------------------------------------------------------------
                                  BROWN DEER CENTER MORTGAGED PROPERTY
----------------------------------------------------------------------------------------------------------
                                                                        SHARE OF
                                                        TOTAL        TOTAL PROPERTY          LEASE
         TENANTS OVER 10,000 SQUARE FEET             SQUARE FEET       SQUARE FEET      EXPIRATION DATES
----------------------------------------------------------------------------------------------------------

                          Kohl's                        87,839             32.9%            Jan-2023
                  TJMaxx / Burlington(1)                86,631             32.5             Dec-2008
                        OfficeMax                       30,092             11.3             Feb-2010
                         Michaels                       24,240              9.1             Feb-2012
                         Old Navy                       20,000              7.5             Apr-2012
                                                        ------            -----
                  TOTAL  >  10,000 SF                  248,802             93.3
             Occupied in-line  < 10,000 SF              17,914              6.7             Various
                                                       -------            -----
                   TOTAL PROPERTY GLA                  266,716            100.0%
                                                       =======            =====
----------------------------------------------------------------------------------------------------------

(1)   TJMaxx subleases a portion of its space to Burlington.

                                      S-87

------------------------------------------------------------------------------------------------------------
                                 COOL SPRINGS POINTE MORTGAGED PROPERTY
------------------------------------------------------------------------------------------------------------
                                                                        SHARE OF
                                                        TOTAL        TOTAL PROPERTY          LEASE
         TENANTS OVER 10,000 SQUARE FEET             SQUARE FEET       SQUARE FEET      EXPIRATION DATES
------------------------------------------------------------------------------------------------------------

                         Best Buy                       45,451             22.6%            Jan-2014
                    Linens 'N Things                    38,213             19.0             Jan-2014
                  Ross Dress for Less                   31,038             15.4             Jan-2015
                   DSW Shoe Warehouse                   20,209             10.0             Nov-2008
                       Golf Galaxy                      15,050              7.5             Nov-2014
                         Old Navy                       15,000              7.4             Jan-2010
                     Dollar Tree(1)                     12,582              6.2             Apr-2010
                        Party City                      11,889              5.9             Sep-2009
                                                        ------            -----
                 TOTAL  >  10,000 SF                   189,432             94.0%
             Occupied in-line  <  10,000 SF             12,084              6.0             Various
                                                       -------            -----
                   TOTAL PROPERTY GLA                  201,516            100.0%
                                                       =======            =====
------------------------------------------------------------------------------------------------------------

(1)   Dollar Tree has executed its lease but it is not yet in place. The space has been master leased until February 2008 or until the tenant is in place and paying unabated rent.

-----------------------------------------------------------------------------------------------------------
                            SHOPPERS WORLD OF BROOKFIELD MORTGAGED PROPERTY
-----------------------------------------------------------------------------------------------------------
                                                                        SHARE OF
                                                        TOTAL        TOTAL PROPERTY          LEASE
         TENANTS OVER 10,000 SQUARE FEET             SQUARE FEET       SQUARE FEET      EXPIRATION DATES
-----------------------------------------------------------------------------------------------------------

                 Marshall's Mega Store                  54,756             30.0%            Oct-2009
                Burlington Coat Factory                 48,783             26.7           Jan-2007(1)
                         TJ Maxx                        34,872             19.1             Dec-2010
                        OfficeMax                       24,817             13.6             Mar-2010
                                                        ------            -----
                  TOTAL  >  10,000 SF                  163,228             89.3%
             Occupied in-line  <  10,000 SF             19,494             10.7             Various
                                                       -------            -----
                   TOTAL PROPERTY GLA                  182,722            100.0%
                                                       =======            =====
-----------------------------------------------------------------------------------------------------------

(1)   Tenant currently has the right to terminate its lease at any time.

     The following should be noted with respect to the table above--

     o    100% of the collateral is leased including master leases.

     Set forth below is a brief description of each Macquarie DDR Portfolio II
Shopping Center:

     Lockbox. The Macquarie DDR Portfolio II Borrower is required to cause the tenants to deposit all rents derived from each Macquarie DDR Portfolio II
Mortgaged Property directly into a segregated lockbox account under the control of the related mortgagee; provided that prior to the occurrence of and following the cessation or cure of an event of default under the Macquarie DDR
Portfolio II Mortgage Loan, the funds on deposit in the lockbox account will be swept on each business day to an account controlled and maintained by the
Macquarie DDR Portfolio II Borrower. Following the occurrence and during the continuance of an event of default, funds on deposit in the lockbox account will no longer be swept to an account maintained and controlled by the
Macquarie DDR Portfolio II Borrower, but will instead be swept on a daily basis to a cash collateral account under the sole control of the related mortgagee, until the subject event of default is cured or ceases to exist. During the existence of an event of default, funds in the cash collateral account will be applied as follows, at the related mortgagee's option: first, to the payment of the Macquarie DDR Portfolio II Borrower's monthly real estate tax reserve obligation; second, to the payment of the Macquarie DDR Portfolio II Borrower's monthly insurance premium reserve obligation; third, to the payment of debt service; fourth, to the payment of the Macquarie DDR Portfolio II Borrower's monthly capital expenditure reserve obligation; fifth, to the payment of the
Macquarie DDR Portfolio II Borrower's monthly tenant improvement and leasing commission reserve obligation; sixth, to the payment of the Macquarie DDR
Portfolio II Borrower's monthly operating expenses; and seventh, to the payment of other amounts due in respect of the Macquarie DDR Portfolio II Mortgage
Loan.

     Terrorism Coverage. The Macquarie DDR Portfolio II Mortgage Borrower is
required to maintain commercial property and business interruption insurance, which includes coverage against losses resulting from perils and acts of terrorism, provided that, with respect to terrorism insurance, the Macquarie
DDR Portfolio II Mortgage Borrower is not required to pay any insurance premiums in excess of $150,000 in the aggregate for all Macquarie DDR Portfolio
II Mortgaged Properties insured.

                                      S-88

--------------------------------------------------------------------------------
                IV. THE BAY COLONY CORPORATE CENTER MORTGAGE LOAN
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

 CUT-OFF DATE PRINCIPAL BALANCE:      $145,000,000(1)

 LOAN PER SQUARE FOOT:                $150

 % OF INITIAL MORTGAGE POOL BALANCE   7.5%

 SHADOW RATING (MOODY'S/FITCH):       Baa3/A-

 LOAN PURPOSE:                        Acquisition

 MORTGAGE INTEREST RATE:              4.704% per annum(2)

 INTEREST CALCULATION:                Actual/360

 FIRST PAYMENT DATE:                  March 11, 2005

 AMORTIZATION TERM:                   Interest Only

 ANTICIPATED REPAYMENT DATE:          NAP(3)

 HYPERAMORTIZATION:                   NAP(3)

 MATURITY DATE:                       February 11, 2010

 MATURITY BALANCE:                    $145,000,000

 BORROWER:                            BCCC Property LLC

 SPONSORS:                            Beacon Capital Strategic Partners III, L.P.

 DEFEASANCE/PREPAYMENT:               Defeasance is not permitted. Partial
                                      prepayments permitted at any time, only
                                      in connection with a partial release of any
                                      individual building, with prepayment
                                      consideration (if prepayment is prior to
                                      October 2009) and payment of a specified
                                      release amount. Full prepayment
                                      permitted at any time with prepayment
                                      consideration if prepayment is prior to
                                      October 2009. Full and partial
                                      prepayments without penalty permitted
                                      from four months prior to scheduled
                                      maturity date (partial prepayments
                                      permitted only in connection with release
                                      described above).

 UP-FRONT RESERVES:                   Unfunded Tenant Allowance Reserve(4)

                                      Prepaid Rent Reserve(5)

 ONGOING RESERVES:                    Tax and Insurance Reserve(6)
                                      Replacement Reserve (7)
                                      Lease Termination Rollover Reserve(8)

 LOCKBOX:                             Hard(9)

 B NOTES:                             $ 55,000,000(1)

 MEZZANINE DEBT:                      Permitted(10)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         MORTGAGED PROPERTY INFORMATION
--------------------------------------------------------------------------------

 SINGLE ASSET/PORTFOLIO:   Single Asset

 PROPERTY TYPE:            Class A Office(11)

 LOCATION:                 Waltham, Massachusetts

 YEAR BUILT:               1985; 1987-1988; 1990; 1998(11)

 YEAR RENOVATED:           2003-2004

 SQUARE FEET:              968,608 square feet(11)

 OCCUPANCY:                91.0%(12)

 OCCUPANCY DATE:           January 1, 2005

 OWNERSHIP INTEREST:       Fee

 PROPERTY MANAGEMENT:      Beacon Capital Strategic Partners III
                           Property Management, LLC, an affiliate
                           of the Borrower

 U/W NCF:                  $18,277,528

 U/W NCF DSCR:             2.64x(13) (15)

 APPRAISED VALUE:          $276,400,000

 APPRAISAL AS OF DATE:     January 11, 2005

 CUT-OFF DATE LTV RATIO:   52.5%(14) (16)

 MATURITY LTV RATIO:       52.5%(14) (16)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(1)   The Bay Colony Corporate Center Mortgage Loan is part of the Bay Colony
      Corporate Center Loan Combination that also includes the two (2) Bay
      Colony Corporate Center Non-Trust Loans, each in the principal amount of
      $27,500,000. The Bay Colony Corporate Center Non-Trust Loans (which are pari passu in right of payment with each other) are, under certain default scenarios, subordinate to the Bay Colony Corporate Center
      Mortgage Loan.

(2)   The mortgage interest rate for the Bay Colony Corporate Center Non-Trust
      Loans is 5.644% per annum.

(3)   NAP means not applicable.

(4)   At closing, the Bay Colony Corporate Center Borrower deposited
      $1,608,473.50 into an unfunded tenant obligations reserve account for the payment of tenant allowances due to certain tenants at the Bay Colony
      Corporate Center Mortgaged Property.

(5)   At closing, the Bay Colony Corporate Center Borrower deposited
      $1,996,078.26 into a prepaid rent account which amount reflects the remaining amount of prepaid rent of a certain tenant at the Bay Colony
      Corporate Center Mortgaged Property. Provided no event of default exists, on each monthly payment date, the lender will transfer $181,461.66 from the prepaid rent account to the clearing account to be disbursed in accordance with the clearing account agreement. Provided no event of default exists, all funds remaining in the prepaid rent account on
      December 11, 2005, along with any interest earned thereon, will be released to the Bay Colony Corporate Center Borrower.

(6)   The Bay Colony Corporate Center Borrower is required, upon the occurrence and continuance of an event of default, to make monthly escrow deposits into a tax and insurance reserve account in an amount equal to one-twelfth of the estimated annual real estate taxes and insurance premiums payable during the next ensuing 12 months. Provided no event of default exists, all tax and insurance funds on deposit will be promptly returned to the Bay Colony Corporate Center Borrower.

(7)   The Bay Colony Corporate Center Borrower is required, upon the occurrence and continuance of an event of default, to make a monthly escrow deposit into a capital expenditure reserve account in the amount of $12,107.60.
      Provided no event of default exists, all capital expenditure funds on deposit will be promptly returned to the Bay Colony Corporate Center
      Borrower.

(8)   The Bay Colony Corporate Center Borrower is required to deposit into a lease termination rollover account any fees, payments or other compensation aggregating in excess of $250,000 from any tenant relating to or in exchange for the termination of such tenant's lease, such amounts to be used for tenant improvements, leasing commissions and other costs related to the releasing of the terminated space and, if there is any rent deficiency for the terminated space from and after the date the lease was terminated, for replacement rent. Amounts remaining in the lease termination rollover account in respect of a particular space after acquisition of a replacement lease therefor in compliance with the related loan documents, completion of required

                                      S-89

      tenant improvements and payment of required commissions relating to such replacement lease will be released to the Bay Colony Corporate
      Center Borrower, provided that there is no existing event of default.

(9)   See "--Lockbox" below.

(10)  The loan documents permit the incurrence of mezzanine debt on or after
      February 11, 2007 up to an amount not to exceed $20,000,000, subject to satisfaction of certain conditions. See "--Mezzanine Debt" below.

(11)  The Bay Colony Corporate Center Mortgaged Property is comprised of four buildings: 950 Winter Street with 263,515 square feet built in 1985, 1000
      Winter Street with 267,909 square feet built in 1987-1988, 1050 Winter
      Street with 161,605 square feet built in 1998 and 1100 Winter Street with
      275,579 square feet built in 1990. The Bay Colony Corporate Center
      Mortgaged Property also includes an aggregate of 3,065 parking spaces.
      See "--The Mortgaged Property" below.

(12)  Weighted average occupancy based on allocated loan amounts for the buildings comprising the Bay Colony Corporate Center Mortgaged Property
      and the respective occupancy of each building comprising the Bay Colony
      Corporate Center Mortgaged Property. See "-- The Mortgaged Property"
      below.

(13)  The U/W NCF DSCR is based solely on the Bay Colony Corporate Center
      Mortgage Loan and does not take into account the Bay Colony Corporate
      Center Non-Trust Loans.

(14)  The Cut-off Date LTV Ratio and the Maturity LTV Ratio are based solely on the Bay Colony Corporate Center Mortgage Loan and do not take into account the Bay Colony Corporate Center Non-Trust Loans.

(15)  The U/W NCF DSCR of the entire Bay Colony Corporate Center Loan
      Combination is 1.82x (taking into account the Bay Colony Corporate Center
      Non-Trust Loans and treating the Bay Colony Corporate Center Loan
      Combination as a single underlying mortgage loan).

(16)  The Cut-off Date LTV Ratio and the Maturity LTV Ratio of the entire Bay
      Colony Corporate Center Loan Combination are both 72.4% (taking into account the Bay Colony Corporate Center Non-Trust Loans and treating the
      Bay Colony Corporate Center Loan Combination as a single underlying mortgage loan).

-----------------------------------------------------------------------------------------
                              MAJOR TENANT INFORMATION
-----------------------------------------------------------------------------------------
                                                                            % TOTAL
                                                             APPROXIMATE     SQUARE
TENANT(1)                                       BUILDING     SQUARE FEET      FEET
-----------------------------------------------------------------------------------------

Private Healthcare Systems(5) .............. 1100 Winter       202,304        20.9%
SAP America Inc. ...........................  950 Winter        58,723         6.1
Pittiglio, Rabin, Todd & McGrath, Inc. ..... 1050 Winter        56,271(6)      5.8
Charles River Ventures ..................... 1000 Winter        44,697(7)      4.6
Oscient Pharmaceuticals .................... 1000 Winter        36,230         3.7
                                                               ---------      ----
TOTAL ......................................                   398,225        41.1%
                                                               =========      ====
-----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                                                                        LEASE
                                              % TOTAL BASE      RENT                  EXPIRATION
TENANT(1)                                     REVENUES (2)    PSF (3)    RATINGS(4)      DATE
--------------------------------------------------------------------------------------------------

Private Healthcare Systems(5) ..............       20.6%    $ 28.98         NR       10/31/2010
SAP America Inc. ...........................        8.1     $ 42.50         NR       12/31/2006
Pittiglio, Rabin, Todd & McGrath, Inc. .....        6.6     $ 35.78         NR        3/31/2009
Charles River Ventures .....................        6.5     $ 40.74         NR        3/31/2010
Oscient Pharmaceuticals ....................        2.7     $ 19.84         NR        3/31/2012
                                                   ----
TOTAL ......................................       44.5%
                                                   ====
--------------------------------------------------------------------------------------------------

(1)   The five major tenants are ranked by approximate square feet.

(2)   The percentages of total base revenues are based on underwritten base rental revenues.

(3)   Reflects in-place base rent.

(4)   NR means not rated.

(5)   Private Healthcare Systems has six voting shareholders, Fortis, Inc.
      (rated BBB+ by S&P), The Guardian Life Insurance Company of America,
      Trustmark Life Insurance Company, Trustco Holdings, Inc., Pacific Life &
      Annuity Company and CIGNA (rated Baa3/BBB by Moody's and Fitch, respectively).

(6)   Pittiglio, Rabin, Todd & McGrath, Inc. currently subleases 19,076 square feet of its space. It remains fully responsible for all obligations under its lease.

(7)   Charles River Ventures subleases 31,121 square feet of its space. It remains fully responsible for all obligations under its lease.

-----------------------------------------------------------------------------------------------------------------------
                                            LEASE EXPIRATION INFORMATION
-----------------------------------------------------------------------------------------------------------------------
                                                       CUMULATIVE                                       CUMULATIVE %
                       APPROXIMATE       AS % OF       % OF TOTAL      APPROXIMATE        AS % OF            OF
                         EXPIRING         TOTAL          SQUARE       EXPIRING BASE      TOTAL BASE      TOTAL BASE
        YEAR           SQUARE FEET     SQUARE FEET        FEET         REVENUES(1)      REVENUES(1)     REVENUES(1)
-----------------------------------------------------------------------------------------------------------------------

        2005              11,571            1.2%            1.2%       $   501,989           1.6%            1.6%
        2006             136,271           14.1            15.3%         5,291,488          17.2            18.9%
        2007              89,128            9.2            24.5%         3,644,737          11.9            30.8%
        2008              62,475            6.4            30.9%         2,069,773           6.7            37.5%
        2009             120,163           12.4            43.3%         4,508,386          14.7            52.2%
        2010             271,309           28.0            71.3%         8,959,771          29.2            81.4%
        2011             105,481           10.9            82.2%         3,741,221          12.2            93.6%
        2012              61,651            6.4            88.6%         1,468,815           4.8            98.4%
        2013                   0            0.0            88.6%                 0           0.0            98.4%
        2014              19,856            2.0            90.6%           496,400           1.6           100.0%
  2015 and beyond              0            0.0            90.6%                 0           0.0           100.0%
       Vacant             90,703            9.4           100.0%                --            --
                         -------          -----                        -----------         -----
       TOTAL             968,608          100.0%                       $30,682,578         100.0%
                         =======          =====                        ===========         =====
-----------------------------------------------------------------------------------------------------------------------

(1)   Based on underwritten base rental revenues.

                                      S-90

     The Borrower and Sponsor. The Bay Colony Corporate Center Borrower is BCCC
Property LLC, a Delaware limited liability company which is sponsored by Beacon
Capital Strategic Partners III, L.P. ("Beacon Capital III") Beacon Capital III
is an approximately $1 billion investment fund that had its final close in June
2004. Beacon Capital III reports that it is the largest office-focused private equity fund in the United States with an investment strategy that focuses on office buildings in select markets including Boston, New York, Washington,
D.C., Los Angeles, San Francisco, Denver, Seattle and Chicago. Beacon Capital
III is managed by Beacon Capital Partners, LLC, a Boston-based privately held real estate investment firm formed in 1998 following the merger of its predecessor company with Equity Office Properties Trust. Beacon Capital
Partners, LLC and its predecessor companies have been actively involved in real estate ownership and development for approximately 58 years. Since its formation in 1998, Beacon Capital Partners, LLC reports that it has sponsored four investment vehicles representing approximately $2.5 billion of equity capital from pension funds, endowments and foundations.

     The Mortgage Loan. The Bay Colony Corporate Center Mortgage Loan was
originated on January 20, 2005 and has a cut-off date balance of $145,000,000.
The Bay Colony Corporate Center Mortgage Loan is one of three (3) mortgage loans, collectively referred to as the "Bay Colony Corporate Center Loan
Combination," that are all secured by the Bay Colony Corporate Center Mortgaged
Property. The Bay Colony Corporate Center Loan Combination is comprised of: (a)
the Bay Colony Corporate Center Mortgage Loan; and (b) the two (2) Bay Colony
Corporate Center Non-Trust Loans, each in the principal amount of $27,500,000, which will not be included in the trust. The Bay Colony Corporate Center
Non-Trust Loans (which are pari passu in right of payment with each other) are, during the continuance of certain uncured events of default with respect to the
Bay Colony Corporate Center Mortgage Loan, subordinate in right of payment to the Bay Colony Corporate Center Mortgage Loan. All of the mortgage loans in the
Bay Colony Corporate Center Loan Combination are obligations of the Bay Colony
Corporate Center Borrower, are secured by the Bay Colony Corporate Center
Mortgaged Property and are cross-defaulted with each other. The respective rights of the holders of the Bay Colony Corporate Center Mortgage Loan and the
Bay Colony Corporate Center Non-Trust Loans will be governed by the Bay Colony
Corporate Center Co-Lender Agreement, which is described under "--Loan
Combinations--The Bay Colony Corporate Center Mortgage Loan--Co-Lender
Agreement" below.

     The Bay Colony Corporate Center Mortgage Loan (as well as each of the Bay
Colony Corporate Center Non-Trust Loans) is a five-year loan with a stated
maturity date of February 11, 2010. The Bay Colony Corporate Center Mortgage
Loan accrues interest on an Actual/360 Basis at an interest rate, in the absence of default, of 4.704% per annum. The Bay Colony Corporate Center
Non-Trust Loans accrue interest on an Actual/360 Basis at an interest rate, in the absence of default, of 5.644% per annum. On the eleventh day of each month through and including the stated maturity date, the Bay Colony Corporate Center
Borrower is required to make interest-only payments on the Bay Colony Corporate
Center Loan Combination. The principal balance of the Bay Colony Corporate
Center Mortgage Loan, plus all accrued and unpaid interest thereon, is due on the stated maturity date.

     Amounts received with respect to the Bay Colony Corporate Center Loan
Combination will be distributed between the holders of the Bay Colony Corporate
Center Mortgage Loan and the Bay Colony Corporate Center Non-Trust Loans as
described under "--Loan Combinations--The Bay Colony Corporate Center Mortgage
Loan--Priority of Payments" below.

     Other than as described below in this paragraph, the Bay Colony Corporate
Center Borrower is prohibited from voluntarily prepaying the Bay Colony
Corporate Center Loan Combination in whole or in part prior to October 11,
2009. Notwithstanding the foregoing, on any monthly payment date prior to
October 11, 2009, the Bay Colony Corporate Center Borrower is permitted to prepay the Bay Colony Corporate Center Loan Combination, together with payment of a prepayment consideration, either (a) in whole, or (b) in part in connection with the release of any individual building comprising the Bay
Colony Corporate Center Mortgaged Property and upon satisfaction of certain other conditions set forth in the related loan documents, as described under
"--The Bay Colony Corporate Center Mortgage Loan--Partial Release" below. From and after October 11, 2009, the Bay Colony Corporate Center Borrower may prepay the Bay Colony Corporate Center Loan Combination, without payment of a prepayment consideration, (a) in whole, or (b) in part in connection with the release of any individual building comprising the Bay Colony Corporate Center
Mortgaged Property and upon satisfaction of certain other conditions set forth in the related loan documents, as described under "--The Bay Colony Corporate
Center Mortgage Loan--Partial Release" below.

     Partial Release. The Bay Colony Corporate Center Borrower may obtain the release of an individual building (the "Bay Colony Corporate Center Release
Property") that comprises the Bay Colony Corporate Center Mortgaged Property from the lien of the mortgage and other loan documents, as well as the return of any lease termination rollover funds or prepaid rents held by the lender that are allocable to the Bay Colony Corporate Center Release Property, subject to the satisfaction of certain conditions, which include: (a) the payment of a specified release amount (the "Bay Colony Corporate

                                      S-91

Center Release Amount") equal to (i) a specified Bay Colony Corporate Center
Release Percentage (as defined below) multiplied by the allocated loan amount applicable to the Bay Colony Corporate Center Release Property, together with
(ii) such additional amount which, when added to the Bay Colony Corporate
Center Release Amount, will enable the Bay Colony Corporate Center Borrower to comply with the debt service coverage ratio test set forth in clause (c) below;
(b) if the partial prepayment is made prior to the monthly payment date in
October 2009, payment of a prepayment consideration as provided for in the loan documents; (c) the debt service coverage ratio after giving effect to the subject release will be equal to or greater than the lesser of (i) the debt service coverage ratio immediately prior to such release and (ii) 1.75x, as calculated pursuant to the loan documents; (d) delivery of such opinions and other documentation as reasonably required by the lender, provided the delivery of such opinions and documentation is customary in the relevant jurisdiction;
and (e) the absence of any existing event of default under the Bay Colony
Corporate Center Loan Combination (unless such default would be cured by the release of the Bay Colony Corporate Center Release Property). The allocated loan amount and the "Bay Colony Corporate Center Release Percentage" for each building comprising the Bay Colony Corporate Center Mortgaged Property is
identified in the chart below.

     ---------------------------------------------------------------------
                         PROPERTY RELEASE PROVISIONS
     ---------------------------------------------------------------------
                                                  BAY COLONY CORPORATE
                                  ALLOCATED          CENTER RELEASE
           BUILDING(1)         LOAN AMOUNT(2)          PERCENTAGE
     ---------------------------------------------------------------------
       1000 Winter Street       $ 59,000,000             115%
       1100 Winter Street         55,000,000             120%
        950 Winter Street         49,000,000             110%
       1050 Winter Street         37,000,000             115%
                                ------------
          TOTAL                 $200,000,000
                                ============
     ---------------------------------------------------------------------

     (1)   Ranked by allocated loan amount.
     (2)   Allocated loan amount is based on whole loan of
           $200,000,000 comprised of the Bay Colony Corporate Center
           Mortgage Loan and the Bay Colony Corporate Center
           Non-Trust Loans.

     The Mortgaged Property. The Bay Colony Corporate Center Mortgage Loan (as
well as the Bay Colony Corporate Center Non-Trust Loans) is secured by a first priority mortgage lien on the fee simple interest in the Bay Colony Corporate
Center Mortgaged Property. Bay Colony Corporate Center is a Class A office complex situated on approximately 58 acres in Waltham, Massachusetts, approximately 12 miles west of downtown Boston. Bay Colony Corporate Center consists of four buildings with an aggregate of 968,608 square feet of net rentable area. The three- and four-story buildings were constructed in phases between 1985 and 1998 and range in size from 161,605 square feet to 275,579 square feet. The Bay Colony Corporate Center Mortgaged Property also includes parking at each building with an aggregate of 3,065 parking spaces in either structured or below grade garages and surface parking spaces. Bay Colony
Corporate Center currently has a tenant base of approximately 50 tenants including financial services, professional services and pharmaceutical sector companies. Major tenants include Private Healthcare Systems with 202,304 square feet (20.9% of total space), SAP America Inc. with 58,723 square feet (6.1% of total space), Pittiglio, Rabin, Todd & McGrath, a management consulting firm, with 56,271 square feet (5.8% of total space) and Charles River Ventures, a venture capital firm, with 44,697 square feet (4.6% of total space). As of
January 1, 2005, weighted average occupancy at Bay Colony Corporate Center, was
91.0%.

-------------------------------------------------------------------------------------------------------------------------------
                                    THE BAY COLONY CORPORATE CENTER MORTGAGED PROPERTY
-------------------------------------------------------------------------------------------------------------------------------
                                                                                      ALLOCATED                   CUT-OFF
                                     YEAR BUILT/   APPROXIMATE SQUARE                   LOAN         APPRAISED    DATE LTV
BUILDING(1)                           RENOVATED           FEET          OCCUPANCY     AMOUNT(2)        VALUE      RATIO(3)
-------------------------------------------------------------------------------------------------------------------------------

1000 Winter Street ................  1987-1988         267,909            91.0%    $ 42,775,000   $ 80,000,000     53.5%
1100 Winter Street ................     1990           275,579            99.6       39,875,000     78,500,000     50.8
950 Winter Street .................     1985           263,515            78.2       35,525,000     65,500,000     54.2
1050 Winter Street ................     1998           161,605            94.9       26,825,000     52,400,000     51.2
                                                       -------            ----     ------------   ------------     ----
TOTAL/WEIGHTED AVERAGE(4) .........                    968,608            91.0%    $145,000,000   $276,400,000     52.5%
                                                       =======            ====     ============   ============     ====
-------------------------------------------------------------------------------------------------------------------------------

(1)   Ranked by allocated loan amount for the Bay Colony Corporate Center
      Mortgage Loan (not including the Bay Colony Corporate Center Non-Trust
      Loans).
(2)   Allocated loan amount with respect to the Bay Colony Corporate Center
      Mortgage Loan (not including the Bay Colony Corporate Center Non-Trust
      Loans).
(3)   Based on allocated loan amounts for the Bay Colony Corporate Center
      Mortgage Loan (not including the Bay Colony Corporate Center Non-Trust
      Loans).
(4)   Weighted average occupancy and Cut-off Date LTV are weighted based on allocated loan amount for the Bay Colony Corporate Center Mortgage Loan
      (not including the Bay Colony Corporate Center Non-Trust Loans).

     Lockbox. The Bay Colony Corporate Center Borrower is required to cause all rents to be deposited directly into a lockbox account maintained with Fleet
National Bank (the "Bay Colony Lockbox Bank"). On each business day on which

                                      S-92

an event of default does not exist, all amounts in the lockbox account in excess of $50,000 shall be disbursed to the Bay Colony Corporate Center
Borrower. If an event of default occurs, then upon notice from the mortgagee that an event of default exists, the Bay Colony Lockbox Bank is required to disburse on each business day all funds in the lockbox account in excess of
$50,000 to a cash management account maintained by Wachovia Bank, National
Association (the "Bay Colony Cash Management Bank"), and the Bay Colony Cash
Management Bank is required to deposit such funds into the following accounts:
(a) tax and insurance reserve accounts in an amount equal to one-twelfth of the estimated annual real estate taxes and insurance premiums payable during the next ensuing 12 months, (b) a debt service reserve account in an amount sufficient to pay the debt service for the next calendar month, (c) a capital expenditure reserve account in the monthly amount of $12,107.60, (iv) the debt service reserve account in an amount sufficient to pay any default interest and late charges, (v) an operating expenses reserve account in an amount sufficient to pay the monthly operating expenses for the next calendar month, and (d) if any mezzanine financing exists, a mezzanine collection account in an amount sufficient to pay the debt service for the next calendar month and all other amounts then required to be paid under the mezzanine financing. All other amounts shall be retained by the Bay Colony Cash Management Bank in the cash management account. If an event of default no longer exists, all funds on deposit with the Bay Colony Cash Management Bank will be promptly returned to the Bay Colony Corporate Center Borrower.

     Terrorism Coverage. The Bay Colony Corporate Center Borrower is required, in accordance with the related loan documents, to maintain insurance against perils and certain acts of terrorism and "fire following," provided that (a)
such insurance is available and (b) the total annual premium payable by the Bay
Colony Corporate Center Borrower does not exceed $150,000 per year. To the extent that the cost of the amount of terrorism insurance required to be carried by the Bay Colony Corporate Center Borrower exceeds $150,000 in any year, the Bay Colony Corporate Center Borrower is required to obtain the maximum amount of such insurance available with an expenditure of $150,000.

     Mezzanine Financing. On or after February 11, 2007, and provided no event of default exists under the loan documents, the sole member of the Bay Colony
Corporate Center Borrower is permitted to incur mezzanine financing up to
$20,000,000 provided certain conditions in the loan documents are satisfied, including: (a) the full amount of the proceeds are to be used solely to improve the Bay Colony Corporate Center Mortgaged Property; (b) the mezzanine lender must be a "Qualified Mezzanine Lender" within the meaning of the related loan documents; (c) the debt service coverage ratio after the mezzanine financing may not be less than 1.25x; (d) the loan-to-value ratio (inclusive of the mezzanine debt) may not be greater than 80%; (e) the mezzanine loan will be subject to the approval of the mortgagee, not to be unreasonably withheld, and to the delivery of a rating agency confirmation; (f) the collateral for the mezzanine financing may include only pledges of the equity interests in the Bay
Colony Corporate Center Borrower and any accounts established under a separate mezzanine cash management arrangement; (g) the mezzanine financing must be subordinate in all respects to the Bay Colony Corporate Center Loan
Combination; (h) the mezzanine lender must enter into an intercreditor agreement with the mortgagee in form and substance reasonably acceptable to the mortgagee and meeting then current rating agency criteria; (i) if the mezzanine financing bears interest at a variable rate, the mezzanine borrower must obtain an interest rate cap with a fixed strike price and an interest rate spread such that the blended, weighted average interest rate of (1) the aggregate of such strike price and such spread and (2) the interest rate of the Bay Colony
Corporate Center Loan Combination is no greater than 8% per annum; (j) if the mezzanine financing bears interest at a fixed rate, the blended, weighted average interest rate of (1) such fixed rate and (2) the the interest rate of the Bay Colony Corporate Center Loan Combination may be no greater than 8% per annum; (k) the mezzanine borrower and any other pledgors must be structured as not to adversely affect the bankruptcy remote nature of the Bay Colony
Corporate Center Borrower and must comply with rating agency criteria; (l) the term of the mezzanine financing must be co-terminous with that of the Bay
Colony Corporate Center Loan Combination and (m) the mezzanine loan may not be cross-defaulted or cross-collateralized with any other properties or loans
(other than the Bay Colony Corporate Center Loan Combination).

                                      S-93

--------------------------------------------------------------------------------
                   V. THE CIVICA OFFICE COMMONS MORTGAGE LOAN
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

 CUT-OFF DATE PRINCIPAL BALANCE:      $113,500,000

 LOAN PER SQUARE FOOT:                $371

 % OF INITIAL MORTGAGE POOL BALANCE   5.8%

 SHADOW RATING (MOODY'S/FITCH):       NAP(1)

 LOAN PURPOSE:                        Acquisition

 MORTGAGE INTEREST RATE:              5.5075% per annum

 INTEREST CALCULATION:                Actual/360

 FIRST PAYMENT DATE:                  May 11, 2005

 AMORTIZATION TERM:                   Interest Only

 ANTICIPATED REPAYMENT DATE:          NAP(1)

 HYPERAMORTIZATION:                   NAP(1)

 MATURITY DATE:                       April 11, 2015

 MATURITY BALANCE:                    $113,500,000

 BORROWER:                            Civica Bellevue, LLC

 SPONSORS:                            Investcorp International, Inc.

 DEFEASANCE/PREPAYMENT:               Defeasance permitted beginning two years
                                      after securitization. Prepayment without
                                      penalty permitted two months prior to
                                      scheduled maturity date.

 UP-FRONT RESERVES:                   TI/LC Reserve(2)

 ONGOING RESERVES:                    Tax and Insurance Reserve(3)
                                      TI/LC Reserve(4)
                                      Replacement Reserve (5)

 LOCKBOX:                             Hard(6)

 OTHER DEBT:                          NAP(1)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         MORTGAGED PROPERTY INFORMATION
--------------------------------------------------------------------------------

 SINGLE ASSET/PORTFOLIO:   Single Asset

 PROPERTY TYPE:            Class A Office(7)

 LOCATION:                 Bellevue, Washington

 YEAR BUILT:               2001

 YEAR RENOVATED:           NAP(1)

 SQUARE FEET:              305,835 square feet(7)

 OCCUPANCY:                100.0%

 OCCUPANCY DATE:           January 1, 2005

 OWNERSHIP INTEREST:       Fee

 PROPERTY MANAGEMENT:      Schnitzer Northwest LLC, a third-party
                           property manager

 U/W NCF:                  $9,660,996

 U/W NCF DSCR:             1.52x

 APPRAISED VALUE:          $142,500,000

 APPRAISAL AS OF DATE:     February 3, 2005

 CUT-OFF DATE LTV RATIO:   79.6%

 MATURITY LTV RATIO:       79.6%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(1)   NAP means not applicable.

(2)   At closing, the Civica Office Commons Borrower deposited $553,300 into a
      TI/LC reserve account for tenant improvements and leasing commissions.

(3)   The Civica Office Commons Borrower is required to make monthly escrow deposits to a tax and insurance reserve account in an amount equal to one-twelfth of the estimated annual real estate taxes and insurance premiums payable during the next ensuing 12 months.

(4)   Upon and during the continuance of a debt service coverage ratio of 1.25x or less, the Civica Office Commons Borrower is required to make monthly escrow deposits into a TI/LC reserve account in an amount equal to
      $25,486.

(5)   The Civica Office Commons Borrower is required to make monthly escrow deposits into a replacement reserve account in an amount equal to $3,823.

(6)   See "--Lockbox" below.

(7)   The Civica Office Commons Mortgaged Property consists of two buildings, the North Tower with 172,046 square feet and the South Tower with 133,789 square feet. The Civica Office Commons Mortgaged Property also includes an underground parking garage with approximately 909 parking spaces.

                                      S-94

---------------------------------------------------------------------------------------------------------------------------
                                                 MAJOR TENANT INFORMATION
---------------------------------------------------------------------------------------------------------------------------
                                                                                                               LEASE
                                    APPROXIMATE      % TOTAL     % TOTAL BASE      RENT                     EXPIRATION
            TENANT(1)               SQUARE FEET    SQUARE FEET   REVENUES (2)    PSF (3)    RATINGS(4)         DATE
---------------------------------------------------------------------------------------------------------------------------

Openwave Systems, Inc. ..........      56,389(5)       18.4%          20.5%    $ 29.79          NR           2/29/2008
Wells Fargo Bank, N.A. ..........      51,626          16.9           16.4     $ 26.13        Aaa/AA         3/31/2011(6)
Waggener Edstrom, Inc. ..........      44,818          14.7           13.4     $ 24.47          NR           3/31/2011(7)
Microsoft Corporation ...........      39,354          12.9           11.9     $ 24.87          NR           2/28/2006(7)
Morgan Stanley DW, Inc. .........      23,405           7.7            7.4     $ 25.80        Aa3/AA-        3/31/2011(7)
                                      -------          ----           ----
TOTAL ...........................     215,592          70.5%          69.6%
                                      =======          ====           ====
---------------------------------------------------------------------------------------------------------------------------

(1)   The five major tenants are ranked by approximate square feet.

(2)   The percentages of total base revenues are based on underwritten base rental revenues.

(3)   Reflects in-place base rent.

(4)   Credit ratings are those by Moody's and Fitch, respectively, and may reflect the parent company rating (even though the parent company may have no obligations under the related lease) if the tenant company is not rated. NR means not rated.

(5)   Openwave Systems, Inc. subleases 49,131 square feet of its space.
      Openwave Systems, Inc. remains fully obligated under the terms of its lease.

(6)   Wells Fargo Bank, N.A.'s lease provides for three, five-year renewal options.

(7)   Waggener Edstrom, Microsoft Corporation and Morgan Stanley DW, Inc.
      leases each provide for two, five-year renewal options.

--------------------------------------------------------------------------------------------------------------------------------
                                                LEASE EXPIRATION INFORMATION
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  CUMULATIVE
                             APPROXIMATE                       CUMULATIVE %      APPROXIMATE        AS % OF          % OF
                            EXPIRING         AS % OF TOTAL       OF TOTAL       EXPIRING BASE      TOTAL BASE     TOTAL BASE
           YEAR              SQUARE FEET      SQUARE FEET       SQUARE FEET      REVENUES(1)      REVENUES(1)     REVENUES(1)
--------------------------------------------------------------------------------------------------------------------------------

2005 ....................            0             0.0%              0.0%         $        0           0.0%            0.0%
2006 ....................       62,351            20.4              20.4%          1,713,450          20.9            20.9%
2007 ....................       14,511             4.7              25.1%            313,052           3.8            24.7%
2008 ....................       81,131            26.5              51.7%          2,319,784          28.3            53.0%
2009 ....................       17,080             5.6              57.2%            525,381           6.4            59.4%
2010 ....................            0             0.0              57.2%                  0           0.0            59.4%
2011 ....................      121,765            39.8              97.1%          3,108,473          37.9            97.3%
2012 ....................            0             0.0              97.1%                  0           0.0            97.3%
2013 ....................            0             0.0              97.1%                  0           0.0            97.3%
2014 ....................            0             0.0              97.1%                  0           0.0            97.3%
2015 and beyond .........        8,997             2.9             100.0%            220,808           2.7           100.0%
Vacant ..................            0             0.0             100.0%                 --           ---
                               -------           -----                            ----------         -----
TOTAL ...................      305,835           100.0%                           $8,200,948         100.0%
                               =======           =====                            ==========         =====
--------------------------------------------------------------------------------------------------------------------------------

(1)   Based on underwritten base rental revenues.

     The Borrower and Sponsor. The Civica Office Commons Borrower is Civica
Bellevue, LLC, a Delaware limited liability company. The Civica Office Commons
Borrower is 0.5% owned by its managing member, Bellevue Office, LLC, a Delaware limited liability company. Bellevue Office, LLC is 0.5% owned by its managing member, Civica Office, Inc., a Delaware corporation. The loan documents require that the Civica Office Commons Borrower, Bellevue Office, LLC and Civica
Office, Inc. each be special purpose entities. Diversified Invest XIV, LLC, an affiliate of the sponsor of the Civica Office Commons Borrower, owns 100% of
Civica Office, Inc. and 99.5% of both the Civica Office Commons Borrower and
Bellevue Office, LLC. The sponsor of the Civica Office Commons Borrower is
Investcorp International, Inc. which is acquiring the Civica Office Commons
Mortgaged Property. Investcorp International, Inc. is a global investment group with offices in London, New York and Bahrain. Investcorp International, Inc.'s
four lines of business are corporate investment in North America and Western
Europe, real estate investment in the United States, technology investment in
North America and Western Europe and global asset management. Since 1995,
Investcorp International, Inc.'s New York-based real estate team has acquired approximately 110 properties, totaling approximately $2.6 billion in value and reports that it currently has $1.8 billion of property under management and also advises the overall firm on real estate related aspects of Investcorp
International, Inc.'s corporate investments.

     The Mortgage Loan. The Civica Office Commons Mortgage Loan was originated on March 28, 2005 and has a cut-off date principal balance of $113,500,000. The
Civica Office Commons Mortgage Loan is a ten-year loan with a stated maturity date of April 11, 2015. The Civica Office Commons Mortgage Loan accrues interest on an Actual/360 Basis at an interest rate,

                                      S-95

in the absence of default, of 5.5075% per annum. On the eleventh day of each month up to but excluding the stated maturity date, the Civica Office Commons
Borrower is required to make interest-only payments on the Civica Office
Commons Mortgage Loan. The principal balance of the Civica Office Commons
Mortgage Loan, plus all accrued and unpaid interest thereon, is due and payable on the stated maturity date.

     The Civica Office Commons Borrower is prohibited from voluntarily prepaying the Civica Office Commons Mortgage Loan in whole or in part prior to
February 11, 2015. From and after February 11, 2015, the Civica Office Commons
Borrower may prepay the entire Civica Office Commons Mortgage Loan, without payment of any prepayment consideration.

     The Civica Office Commons Borrower may defease the entire Civica Office
Commons Mortgage Loan on any payment date after the expiration of two years following the Issue Date, and by doing so, obtain the release of the Civica
Office Commons Mortgaged Property. A defeasance will be effected by the Civica
Office Commons Borrower's pledging substitute collateral that consists of direct, non-callable United States Treasury obligations that produce payments which replicate the payment obligations of the Civica Office Commons Borrower under the Civica Office Commons Mortgage Loan and are sufficient to pay off the
Civica Office Commons Mortgage Loan in its entirety on the stated maturity date. The Civica Office Commons Borrower's right to defease the entire Civica
Office Commons Mortgage Loan is subject to, among other things, Moody's and
Fitch each confirming that the defeasance would not result in a qualification, downgrade or withdrawal of the ratings then assigned to any class of series
2005-C2 certificates by such rating agency.

     The Mortgaged Property. The Civica Office Commons Mortgage Loan is secured by a first priority mortgage lien on the fee simple interest in the Civica
Office Commons Mortgaged Property, a Class A office property located in downtown Bellevue, Washington, immediately east of Seattle. The Civica Office
Commons Mortgaged Property, with an aggregate of 305,835 square feet of net rentable area, consists of two office towers connected by an atrium lobby. The
North Tower is an eight-story building with 172,046 square feet of space and the South Tower is a six-story building with 133,789 square feet. The Civica
Office Commons Mortgaged Property also includes a 5 1/2 level underground parking garage with approximately 909 parking spaces. The Civica Office Commons
Mortgaged Property is occupied by approximately 17 tenants including companies in the technology, software, financial services, insurance and professional services industries. Lead tenants include Openwave Systems, Inc. with 56,389 square feet (18.4% of total space), Wells Fargo Bank, N.A. with 51,626 square feet (16.9% of total space), Waggener Edstrom, Inc., a public relations firm with 44,818 square feet (14.7% of total space) and Microsoft Corporation with
39,354 square feet (12.9% of total space). Other tenants include Morgan Stanley
DW, Inc., MetLife, Arthur J. Gallagher and Anheuser Busch. Occupancy at the
Civica Office Commons Mortgaged Property, based on square footage leased, was
100% as of January 1, 2005.

     Lockbox. The Civica Office Commons Borrower is required to deposit, or cause to be deposited, all gross income from the Civica Office Commons
Mortgaged Property into a deposit account under the sole control of the mortgagee. Each business day, the deposit bank will disburse the funds on deposit in such deposit account to the lockbox account established with the lockbox bank. On or before each monthly payment date, the lockbox bank will apply all funds on deposit in the lockbox account in the following order: (a)
first, to the tax account for the payment of the required monthly tax escrow;
(b) second, to the insurance account for the payment of the required monthly insurance escrow; (c) third, to the payment of the monthly debt service with respect to the Civica Office Commons Mortgage Loan; (d) fourth, to the replacement reserve account for the payment of the required monthly deposit for replacement reserves; (e) fifth, to the tenant improvement and leasing reserve, if applicable, for the payment of the required monthly deposit for tenant improvement and leasing reserves; (f) sixth, to the payment of any interest accruing at the default interest rate or any late payment charges; (g) seventh, to the payment of the lockbox bank's fees and expenses incurred in connection with the administration and maintenance of the lockbox account; and (h) eighth, provided no event of default then exists, to the Civica Office Commons
Borrower.

     Terrorism Coverage. The Civica Office Commons Borrower is required, in accordance with the related loan documents, to maintain all-risk property insurance policies which do not exclude liability for acts of terrorism, in an amount equal to 100% of the full replacement cost of the Civica Office Commons
Mortgaged Property, provided such terrorism coverage is commercially available and the cost of such comprehensive and business interruption insurance premiums required under the loan documents does not exceed the greater of (a) $100,000 and (b) 1.5 times the insurance premium amount expended for the insurance required under the loan documents for the prior year, adjusted as provided for in the loan documents (the "Civica Office Commons Terrorism Insurance Cap"). To
the extent that the cost of the amount of terrorism insurance required to be carried by the Civica Office Commons Borrower exceeds the Civica Office Commons
Terrorism Insurance Cap, the Civica Office Commons Borrower is required to obtain the maximum amount of such insurance available with funds equal to the
Civica Office Commons Terrorism Insurance Cap.

                                      S-96

--------------------------------------------------------------------------------
                       VI. THE PARK 80 WEST MORTGAGE LOAN
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

 CUT-OFF DATE PRINCIPAL BALANCE:       $100,000,000

 LOAN PER SQUARE FOOT:                 $204

 % OF INITIAL MORTGAGE POOL BALANCE:   5.1%

 SHADOW RATING (MOODY'S/FITCH):        NAP(1)

 LOAN PURPOSE:                         Acquisition

 MORTGAGE INTEREST RATE:               5.5575% per annum

 INTEREST CALCULATION:                 Actual/360

 FIRST PAYMENT DATE:                   February 11, 2005

 AMORTIZATION TERM:                    Interest Only

 ANTICIPATED REPAYMENT DATE:           NAP(1)

 HYPERAMORTIZATION:                    NAP(1)

 MATURITY DATE:                        February 11, 2015

 MATURITY BALANCE:                     $100,000,000

 BORROWER:                             L&L Park 80, LLC

 SPONSORS:                             L&L Acquisitions, LLC and an affiliate
                                       of Lehman Brothers Holdings Inc.
 DEFEASANCE/PREPAYMENT:                Defeasance permitted beginning two
                                       years after securitization. Prepayment
                                       without penalty permitted three months
                                       prior to scheduled maturity date.

 UP-FRONT RESERVES:                    TI/LC Reserve(2)

 ONGOING RESERVES:                     Tax and Insurance Reserve(3)
                                       Ground Rent(3)
                                       TI/LC Reserve(4)
                                       Replacement Reserve (5)

 LOCKBOX:                              Hard(6)

 OTHER DEBT:                           NAP(1)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         MORTGAGED PROPERTY INFORMATION
--------------------------------------------------------------------------------

 SINGLE ASSET/PORTFOLIO:     Single Asset

 PROPERTY TYPE:              Class A Office(7)

 LOCATION:                   Saddle Brook, New Jersey

 YEAR BUILT:                 1969; 1982(7)

 YEAR RENOVATED:             1985; 1998-2004

 SQUARE FEET:                490,000 square feet(7)

 OCCUPANCY:                  90.9%

 OCCUPANCY DATE:             January 1, 2005

 OWNERSHIP INTEREST:         Fee(8)

 PROPERTY MANAGEMENT:        L&L Park 80 Manager, LLC, an affiliate of the
                             Borrower

 U/W NCF:                    $7,354,805(9)

 U/W NCF DSCR:               1.31x(10)

 APPRAISED VALUE:            $134,000,000

 APPRAISAL AS OF DATE:       December 29, 2004

 CUT-OFF DATE LTV RATIO:     74.6%

 MATURITY LTV RATIO:         74.6%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(1)   NAP means not applicable.

(2)   At closing, the Park 80 West Borrower deposited $2,000,000 into a TI/LC reserve account for tenant improvements, leasing commissions and other leasing costs at the Park 80 West Mortgaged Property.

(3)   The Park 80 West Borrower is required to make monthly escrow deposits for the payment of (a) real estate taxes and insurance premiums in an amount equal to one-twelfth of the estimated annual real estate taxes and insurance premiums for the Park 80 West Mortgaged Property, and (b)
      ground rent payable under the Park 80 West Ground Lease (hereinafter defined) in an amount equal to one-twelfth of the annual rent.

(4)   The Park 80 West Borrower is required to make monthly escrow deposits into a TI/LC reserve account on each payment date commencing in February
      2007 to maturity in an amount equal to $46,296.30, provided however, that commencing with the payment date in February 2011 and thereafter, this monthly escrow deposit will not be required during such times as the Park
      80 West Mortgaged Property is 85% occupied pursuant to leases with expiration dates no earlier than February 11, 2017.

(5)   The Park 80 West Borrower is required to make monthly escrow deposits into a replacement reserve account in the amount of $6,162.

(6)   See "--Lockbox" below.

(7)   The Park 80 West Mortgaged Property consists of two buildings, Plaza I with 223,871 square feet built in 1969 and renovated in 1985, and Plaza
      II with 266,129 square feet built in 1982. The Park 80 West Mortgaged
      Property also contains two covered parking decks and surface parking for an aggregate of 1,756 parking spaces.

(8)   A small portion of the Park 80 West Mortgaged Property is subject to a ground lease that expires June 30, 2063. See "--Ground Lease" below.

(9)   Reflects in-place U/W Net Cash Flow. The U/W Net Cash Flow of the Park 80
      West Mortgaged Property is projected to be $8,219,936 based on assumed lease-up of 10,131 square feet of vacant space at market rents and certain other lease rollover assumptions.

(10)  Based on in-place U/W Net Cash Flow. Based on the projected U/W Net Cash
      Flow for the Park 80 West Mortgaged Property of $8,219,936 (as described in footnote (9) above), the Park 80 West Mortgage Loan has an U/W NCF
      DSCR of 1.46x.

                                      S-97

----------------------------------------------------------------------------------------------------------------------------
                                                MAJOR TENANT INFORMATION
----------------------------------------------------------------------------------------------------------------------------
                                   APPROXIMATE     % TOTAL     % TOTAL BASE      RENT                        LEASE
TENANT(1)                          SQUARE FEET   SQUARE FEET   REVENUES (2)    PSF (3)    RATINGS(4)    EXPIRATION DATE
----------------------------------------------------------------------------------------------------------------------------

JBA Associates, Inc. ............     40,571          8.3%          9.9%       $ 29.92           NR        11/30/2009(5)
Conopco, Inc. ...................     36,388          7.4           8.5        $ 28.79        A1/A+         1/31/2008(6)
CB Richard Ellis, Inc. ..........     32,134          6.6           7.8        $ 29.67        B1/NR         3/31/2014(7)
Catalina Marketing Corporation ..     26,777          5.5           6.5        $ 30.00           NR         7/31/2010
New York Life Insurance
 Company ........................     26,140          5.3           6.0        $ 28.00      Aa1/AAA        10/31/2012(8)
                                     -------         ----          ----
TOTAL ...........................    162,010         33.1%         38.7%
                                     =======         ====          ====
----------------------------------------------------------------------------------------------------------------------------

(1)   The five major tenants are ranked by approximate square feet.

(2)   The percentages of total base revenues are based on in-place underwritten base rental revenues.

(3)   Reflects in-place base rent.

(4)   Credit ratings are those by Moody's and Fitch, respectively, and may reflect the parent company rating (even though the parent company may have no obligations under the related lease) if the tenant company is not rated. NR means not rated.

(5)   227 square feet of the JBA Associates, Inc. space is storage space that expires April 30, 2009.

(6)   2,519 square feet of the Conopco, Inc. space expires March 31, 2009.

(7)   5,357 square feet of the CB Richard Ellis, Inc. space expires September
      30, 2007.

(8)   New York Life Insurance Company's lease provides for one, five-year renewal option as well as a one-time termination right effective October
      31, 2010 upon 12 months prior notice and payment of a termination fee of
      $493,920.

--------------------------------------------------------------------------------------------------------------------------
                                             LEASE EXPIRATION INFORMATION
--------------------------------------------------------------------------------------------------------------------------
                                                                                                           CUMULATIVE
                      APPROXIMATE                       CUMULATIVE %      APPROXIMATE        AS % OF          % OF
                        EXPIRING      AS % OF TOTAL       OF TOTAL       EXPIRING BASE      TOTAL BASE     TOTAL BASE
       YEAR           SQUARE FEET      SQUARE FEET       SQUARE FEET      REVENUES(1)      REVENUES(1)     REVENUES(1)
--------------------------------------------------------------------------------------------------------------------------

        2005             33,835             6.9%              6.9%        $   860,215           7.0%            7.0%
        2006             72,346            14.8              21.7%          2,014,245          16.4            23.4%
        2007             47,482             9.7              31.4%          1,277,789          10.4            33.8%
        2008             64,335            13.1              44.5%          1,869,814          15.2            49.1%
        2009             64,664            13.2              57.7%          1,811,481          14.8            63.8%
        2010             67,994            13.9              71.6%          1,871,469          15.2            79.1%
        2011              6,124             1.2              72.8%            183,720           1.5            80.6%
        2012             46,575             9.5              82.3%          1,203,340           9.8            90.4%
        2013             12,634             2.6              84.9%            379,020           3.1            93.5%
        2014             26,777             5.5              90.4%            803,310           6.5           100.0%
 2015 and beyond          2,803             0.6              90.9%                  0           0.0           100.0%
       Vacant            44,431             9.1             100.0%                 --            --
                        -------           -----                           -----------         -----
       TOTAL            490,000           100.0%                          $12,274,402         100.0%
                        =======           =====                           ===========         =====
--------------------------------------------------------------------------------------------------------------------------

(1)   Based on in-place underwritten base rental revenues.

     The Borrower and Sponsor. The Park 80 West Borrower is L&L Park 80, LLC, a
Delaware limited liability company. The current members of the Park 80 West
Borrower are an affiliate of L&L Acquisitions, LLC (the "L&L Member") and an affiliate of Lehman Brothers Holdings Inc (the "Lehman Member"). The Lehman
Member currently has a 90% ownership interest in the Park 80 West Borrower.
There is no assurance that Lehman will retain its interest in the Park 80 West
Borrower. Although the Lehman Member currently holds a non-managing membership interest, it has consent rights with respect to certain major decisions and, if the Lehman Member still holds its interest in the Park 80 West Borrower in July
2006, it is entitled to become the managing member thereof.

     L&L Acquisitions, LLC is a real estate development, investment, and management firm based in Manhattan and founded in June 2000 by principals David
Levinson and Robert Lapidus. The company focuses on the acquisition, renovation and repositioning of institutional quality real estate projects in the greater
New York City area. The company currently owns five properties totaling over
1.6 million square feet with a reported value of over $600 million.

     The Mortgage Loan. The Park 80 West Mortgage Loan was originated on
January 27, 2005 and has a cut-off date principal balance of $100,000,000. The
Park 80 West Mortgage Loan is an approximate ten-year loan with a stated
maturity date of February 11, 2015. The Park 80 West Mortgage Loan accrues interest on an Actual/360 Basis at an interest rate, in the absence of default, of 5.5575% per annum. On the eleventh day of each month up to but excluding the stated maturity date the Park 80 West Borrower is required to make interest-only payments on the Park 80 West Mortgage Loan. The principal balance of the Park 80 West Mortgage Loan, plus all accrued and unpaid interest thereon, is due and payable on the stated maturity date.

                                      S-98

     The Park 80 West Borrower is prohibited from voluntarily prepaying the
Park 80 West Mortgage Loan in whole or in part prior to November 11, 2014. From and after November 11, 2014, the Park 80 West Borrower may prepay the Park 80
West Mortgage Loan, in whole only, without payment of any prepayment consideration.

     The Park 80 West Borrower may defease the entire Park 80 West Mortgage
Loan after the expiration of two years following the Issue Date, and by doing so obtain the release of the Park 80 West Mortgaged Property. A defeasance will be effected by the Park 80 West Borrower's pledging substitute collateral that consists of direct, non-callable, fixed rate obligations that are "government securities" within the meaning of Section 2(a)(16) of the Investment Company
Act of 1940, as amended, that produce payments which replicate the payment obligations of the Park 80 West Borrower under the Park 80 West Mortgage Loan and are sufficient to pay off the Park 80 West Mortgage Loan in its entirety on the stated maturity date. The Park 80 West Borrower's right to defease the entire Park 80 West Mortgage Loan is subject to, among other things, Moody's and Fitch each confirming that the defeasance would not result in a qualification, downgrade or withdrawal of the ratings then assigned to any class of series 2005-C2 certificates by such rating agency.

     The Mortgaged Property. The Park 80 West Mortgage Loan is secured by a first priority mortgage lien on the fee simple and leasehold interests in the
Park 80 West Mortgaged Property, a Class A office property situated on approximately 8.66 acres in Saddle Brook, New Jersey, located approximately 10 miles west of the George Washington Bridge. The Park 80 West Mortgaged Property
with an aggregate of 490,000 square feet is comprised of two buildings known as
Plaza I and Plaza II. Plaza I is an eight-story building with a concrete panel with glass window facade containing approximately 223,871 square feet. The building was constructed in 1969 and renovated in 1985. Plaza II is an 11-story glass building with a curtain-wall facade containing approximately 266,129 square feet built in 1982. Both buildings have undergone ongoing renovations and maintenance during the period 1998 to 2004. The buildings are connected by an enclosed breezeway and share a common double height glass lobby. The Park 80
West Mortgaged Property also includes two covered parking decks connected to each building offering an aggregate of approximately 1,607 parking spaces as well as an additional 149 ground parking spaces for an aggregate of 1,756 parking spaces. The Park 80 West Mortgaged Property has approximately 54 tenants including major tenants, JBA Associates, Inc., an insurance claims administration company, Conopco, Inc. (a subsidiary of Unilever N.V.), CB
Richard Ellis, Inc. and New York Life Insurance Company. Park 80 West also serves as the headquarters of Interchange Bank. Occupancy at the Park 80 West
Mortgaged Property, based on square footage leased, was 90.9% as of January 1,
2005.

     Lockbox. The Park 80 West Borrower is required to cause all income from the Park 80 West Mortgaged Property to be deposited into a segregated lockbox account that has been pledged to the Park 80 West Mortgage Loan mortgagee. All amounts in the lockbox account shall be transferred to an account designated by the Park 80 West Mortgage Loan mortgagee (the "Park 80 West Lender Collateral
Account"). Provided no event of default shall exist, all amounts in the Park 80
West Lender Collateral Account shall be applied on each monthly payment date to the payment of monthly debt service and reserve payments due with respect to the Park 80 West Mortgage Loan, and the balance, if any, shall be distributed to the Park 80 West Borrower. If an event of default shall exist with respect to the Park 80 West Mortgage Loan, the Park 80 West Mortgage Loan mortgagee may apply amounts in the Park 80 West Lender Collateral Account to the payment of the debt in any order in its sole discretion.

     Terrorism Coverage. The Park 80 West Borrower is required to maintain insurance against acts of terrorism, provided such insurance is commercially available at a cost not in excess of the greater of (x) one and one-half times the cost of such insurance carried by the Park 80 West Borrower as of the closing date and (y) $250,000 per annum. Insurance against acts of terrorism is defined as insurance that does not include an exclusion for, or that affirmatively insures against, acts of terrorism (including bio-terrorism, if commercially available), provided, however, that while the Terrorism Risk
Insurance Act of 2002, as amended ("TRIA") is in effect, insurance against terrorism shall mean insurance against an "Act of Terrorism" as that term is defined in Section 102(1) of the TRIA.

     Ground Lease. The Park 80 West Borrower leases an approximate 25,000 square foot parcel of land pursuant to a ground lease (the "Park 80 West Ground
Lease") that is scheduled to expire on June 30, 2063. The leased land is located beneath a portion of one of the parking decks at the Park 80 West
Mortgaged Property. The current fixed rent under the Park 80 West Ground Lease is $64,406.84 per annum, payable in quarterly annual installments of
$16,101.71. The fixed rent is subject to annual increases through June 2009 based upon increases in the consumer price index. Commencing July 1, 2009 and each fifteenth anniversary thereof that occurs during the term of the Park 80
West Ground Lease, the fixed rent shall be recalculated based on arbitration provisions set forth in the Park 80 West Ground Lease, provided in no event will the fixed rent be less than $4,200 per annum.

                                      S-99

--------------------------------------------------------------------------------
                 VII. THE U-STORE-IT PORTFOLIO III MORTGAGE LOAN
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

 CUT-OFF DATE PRINCIPAL BALANCE:      $90,000,000

 LOAN PER UNIT:                       $7,740

 % OF INITIAL MORTGAGE POOL BALANCE   4.6%

 SHADOW RATING (MOODY'S/FITCH):       NAP(1)

 LOAN PURPOSE:                        Refinance

 MORTGAGE INTEREST RATE:              5.325% per annum

 INTEREST CALCULATION:                Actual/360

 FIRST PAYMENT DATE:                  December 11, 2004

 AMORTIZATION TERM:                   27 years(2)

 ANTICIPATED REPAYMENT DATE:          NAP(1)

 HYPERAMORTIZATION:                   NAP(1)

 MATURITY DATE:                       January 11, 2011

 MATURITY BALANCE:                    $81,501,200

 BORROWER:                            YSI II LLC

 SPONSOR:                             U-Store-It Trust

 DEFEASANCE/PREPAYMENT:               Defeasance permitted beginning two
                                      years after securitization. Prepayment
                                      without penalty permitted three months
                                      prior to scheduled maturity date.

 UP-FRONT RESERVES:                   Required Repairs Reserve(3)

 ONGOING RESERVES:                    Tax and Insurance Reserve(4)
                                      CapEx/Replacement Reserve(5)
                                      Leasing Reserve(6)
                                      Ground Rent Reserve(7)

 LOCKBOX:                             Springing(8)

 OTHER DEBT:                          NAP(1)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         MORTGAGED PROPERTY INFORMATION
--------------------------------------------------------------------------------

 SINGLE ASSET/PORTFOLIO:     Portfolio(9)

 PROPERTY TYPE:              Self-Storage

 LOCATION:                   10 states(9)

 YEAR BUILT:                 1960-2003

 YEAR RENOVATED:             1999-2000

 UNITS:                      11,628(10)

 OCCUPANCY:                  87.1%(11)

 OCCUPANCY DATE:             November 30, 2004(11)

 OWNERSHIP INTEREST:         Fee(12)

 PROPERTY MANAGEMENT:        YSI Management LLC, an affiliate of
                             the Borrower

 U/W NCF:                    $9,048,262(13)

 U/W NCF DSCR:               1.44x(14)

 APPRAISED VALUE:            $120,040,000(15)

 APPRAISAL AS OF DATE:       September 2004

 CUT-OFF DATE LTV RATIO:     75.0%

 MATURITY LTV RATIO:         67.9%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(1)   NAP means not applicable.

(2)   Payments of interest only are required through and including the payment date in November 2005.

(3)   The U-Store-It Portfolio III Borrower deposited $287,635 into a required repairs account, to be used to pay for certain immediate repairs required to be performed at certain of the U-Store-It Portfolio III Mortgaged
      Properties.

(4)   The U-Store-It Portfolio III Borrower is required on each monthly payment date to make deposits to a tax and insurance reserve account, except that after such time as the U-Store-It Portfolio III Borrower provides evidence of a blanket insurance policy covering the U-Store-It Portfolio
      III Mortgaged Properties, as approved by the mortgagee, the monthly insurance escrow payment will no longer be required. As of the cut-off date, such evidence has been provided.

(5)   The U-Store-It Portfolio III Borrower is required on each monthly payment date to make a deposit to a replacement reserve account in the amount of
      (a) $15,975 or (b) following the release or substitution of a U-Store-It
      Portfolio III Mortgaged Property, an amount equal to one-twelfth of (i)
      the aggregate square footage of all improvements at the U-Store-It
      Portfolio III Mortgaged Properties after giving effect to such release or substitution times (ii) $0.15.

(6)   The U-Store-It Portfolio III Borrower is required to deposit any lease termination payments it receives into a leasing reserve account, to be used to pay for any tenant improvements, allowances and leasing commissions incurred in connection with the re-leasing of vacant space at the U-Store-It Portfolio III Mortgaged Properties.

(7)   The U-Store-It Portfolio III Borrower is required on each monthly payment date to make a deposit to a ground rent reserve account in an amount that is estimated by the mortgagee to be due and payable by the U-Store-It
      Portfolio III Borrower under the ground lease relating to the U-Store-It-
      East Hanover Avenue mortgaged real property and in order to accumulate sufficient funds to pay all sums payable under such ground lease at least ten business days prior to the due date of such sums.

(8)   See "--Lockbox" below.

(9)   Portfolio of 18 self-storage facilities located in Florida, California,
      New Jersey, New York, Maryland, Pennsylvania, Connecticut, Louisiana,
      Georgia and Massachusetts.

(10)  Aggregate of self-storage units represents an aggregate of approximately
      1,289,696 square feet.

(11)  Weighted average for the trailing 12 months through November 30, 2004, weighted by allocated loan amount per property.

(12)  One property is subject to a ground lease. See "--Ground Lease" below.

(13)  Reflects in-place U/W Net Cash Flow. The U/W Net Cash Flow of the
      U-Store-It Portfolio III Mortgaged Properties is projected to be
      $10,153,424 based on assumed increase in the weighted average occupancy and lower management fee of the U-Store-It Portfolio III Mortgaged
      Properties.

(14)  Based on in-place U/W Net Cash Flow. Based on the projected U/W Net Cash
      Flow for the U-Store-It Portfolio III Mortgaged Properties of $10,153,424
      (as described in footnote (13) above), the U-Store-It Portfolio III
      Mortgage Loan has an U/W NCF DSCR of 1.61x.

(15)  Aggregate of appraised values for 18 properties.

                                     S-100

     The Borrower and Sponsor. The U-Store-It Portfolio III Borrower is YSI II
LLC, a Delaware limited liability company. The U-Store-It Portfolio III
Borrower is a single member limited liability company owned by U-Store-It,
L.P., a Delaware limited partnership, which is 96.9% owned by the U-Store-It
Trust, a publicly-traded Maryland real estate investment trust listed on the
NYSE under the symbol YSI, and the general partner of such limited partnership, and 3.1% owned by various limited partners. U-Store-It Trust is the successor to the Amsdell Companies, a privately owned real estate company, headquartered near Cleveland, Ohio, that has focused primarily on the acquisition, repositioning and management of self-storage facilities over the last 30 years.
The Amsdell Companies has become a major participant in the self-storage business since its founding in 1928. Prior to the formation of the U-Store-It
Trust, the Amsdell Companies owned and managed approximately 155 properties in
18 states. At completion of the U-Store-It Trust offering on October 27, 2004,
U-Store-It Trust owned and managed approximately 202 properties located in 21 states, comprising over 112,000 units, and an aggregate of approximately 13.1 million square feet of storage space. The chief executive officer and president of U-Store-It Trust are Robert J. Amsdell and Steven G. Osgood, respectively.
An affiliate of the related mortgage loan seller was the lead manager for the initial public offering with respect to the U-Store-It Trust, and the related mortgage loan seller and its affiliates have provided financing to the
U-Store-It Trust Portfolio III Borrower or its affiliates.

     The Mortgage Loan. The U-Store-It Portfolio III Mortgage Loan was
originated on October 27, 2004 and has a cut-off date principal balance of
$90,000,000. The U-Store-It Portfolio III Mortgage Loan is a six-year loan with a stated maturity date of January 11, 2011. The U-Store-It Portfolio III
Mortgage Loan accrues interest on an Actual/360 Basis at an interest rate, in the absence of default, of 5.325% per annum. On the eleventh day of each month through and including November 2005, the U-Store-It Portfolio III Borrower is
required to make interest-only payments on the U-Store-It Portfolio III
Mortgage Loan. On the eleventh day of each month from and including December
2005, up to but excluding the stated maturity date, the U-Store-It Portfolio
III Borrower is required to make a constant monthly debt service payment on the
U-Store-It Portfolio III Mortgage Loan equal to $524,264 (based on a 27-year amortization schedule). The remaining principal balance of the U-Store-It
Portfolio III Mortgage Loan, plus all accrued and unpaid interest thereon, is due on the stated maturity date.

     The U-Store-It Portfolio III Borrower is prohibited from voluntarily prepaying the U-Store-It Portfolio III Mortgage Loan in whole or in part prior to October 11, 2010. From and after October 11, 2010, the U-Store-It Portfolio
III Borrower may prepay the U-Store-It Portfolio III Mortgage Loan, in whole or in part, without payment of any prepayment consideration. In connection with any partial prepayment of the U-Store-It Portfolio III Mortgage Loan, the
U-Store-It Portfolio III Borrower is not entitled to obtain the release of any of the U-Store-It Portfolio III Mortgaged Properties.

     The U-Store-It Portfolio III Borrower may defease the U-Store-It Portfolio
III Mortgage Loan, in whole or in part, on any payment date after the expiration of two years following the Issue Date, and by doing so obtain the release of the applicable U-Store-It Portfolio III Mortgaged Properties. A defeasance will be effected by the U-Store-It Portfolio III Borrower's pledging substitute collateral that consists of direct, non-callable United States
Treasury obligations that produce payments (a) in the event of a full defeasance, which replicate the payment obligations of the U-Store-It Portfolio
III Borrower under the U-Store-It Portfolio III Mortgage Loan and are sufficient to pay off the U-Store-It Portfolio III Mortgage Loan in its
entirety on October 11, 2010, or (b) in the event of a partial defeasance, which replicate the payment obligations of the U-Store-It Portfolio III
Borrower under 125% of the portion of the aggregate U-Store-It Portfolio III
Mortgage Loan indebtedness that is allocable to the individual U-Store-It
Portfolio III Mortgaged Property being released and are sufficient to pay off
125% of such portion on October 11, 2010. The U-Store-It Portfolio III
Borrower's right to defease the U-Store-It Portfolio III Mortgage Loan, in whole or in part, is subject to, among other things, Moody's and Fitch each confirming that the defeasance would not result in a qualification, downgrade or withdrawal of the ratings then assigned to any class of series 2005-C2 certificates by such rating agency.

     The Mortgaged Properties. The U-Store-It Portfolio III Mortgage Loan is
secured by a first priority mortgage lien on (a) the fee simple interests in the U-Store-It Portfolio III Mortgaged Properties (other than the U-Store-It
Mortgaged Property commonly known as 307 E. Hanover Avenue, Morris Township,
New Jersey (the "East Hanover Avenue Property") and (b) the leasehold interest in the East Hanover Avenue Property. The U-Store-It Portfolio III Mortgaged
Properties consist of 18 self-storage facilities containing approximately
11,628 units, with an aggregate of approximately 1,289,696 square feet. These facilities are located in 10 states across the country. Thirteen (13) of the facilities offer climate-controlled facilities. The 18 facilities have been owned since 2001 or earlier by the Amsdell Companies, the predecessor to the recently formed U-Store-It Trust.

                                     S-101

-----------------------------------------------------------------------------------------------------------------------------
                                   THE U-STORE-IT PORTFOLIO III MORTGAGED PROPERTIES(1)
-----------------------------------------------------------------------------------------------------------------------------
                                                                    WEIGHTED
                                       APPROXIMATE                   AVERAGE      WEIGHTED                      ALLOCATED
                           NUMBER OF    NUMBER OF    APPROXIMATE       AGE         AVERAGE       APPRAISED        LOAN
        LOCATION          PROPERTIES      UNITS      SQUARE FEET   (YEARS)(2)   OCCUPANCY(3)       VALUE         AMOUNT
-----------------------------------------------------------------------------------------------------------------------------

Florida                        4           2,742        266,484        13            91.3%     $ 29,730,000   $22,049,000
California                     4           2,536        289,832        18            92.9        20,940,000    17,204,000
New Jersey                     2           1,165        128,397        15            84.5        14,820,000    12,379,000
New York                       1             928         90,156         5            77.7        14,000,000     9,020,000
Maryland                       1             813         95,830        12            84.1        12,300,000     8,633,000
Pennsylvania                   1             914         99,156         6            90.0         9,100,000     6,580,000
Connecticut                    2             903        100,450        10            75.9         5,900,000     4,083,000
Louisiana                      1             525         79,740         9            93.8         5,250,000     3,978,000
Georgia                        1             598         85,460         8            84.9         4,050,000     3,042,000
Massachusetts                  1             504         54,191        13            74.7         3,950,000     3,032,000
                              --          ------      ---------        --            ----      ------------   -----------
TOTAL/WEIGHTED AVERAGE        18          11,628      1,289,696        12            87.1%     $120,040,000   $90,000,000
                              ==          ======      =========        ==            ====      ============   ===========
-----------------------------------------------------------------------------------------------------------------------------

(1)   Ranked by the aggregate allocated loan amount per state.

(2)   Weighted average age for each state based on the average age of each property in the specified state and weighted by the allocated loan amount for that property.

(3)   Weighted average occupancy for each state based on average occupancy per property in the specified state for the 12-month period ending November
      30, 2004, and weighted by the allocated loan amount for that property.

     Substitution. The U-Store-It Portfolio III Borrower is permitted to substitute a property (a "U-Store-It Portfolio III Substitute Property") for an
individual property included among the U-Store-It Portfolio III Mortgaged
Properties (a "U-Store-It Portfolio III Replaced Property") provided that, among other things, the following conditions are satisfied: (a) the allocated loan amount of such U-Store-It Portfolio III Substitute Property, individually or when aggregated with the allocated loan amounts of all other U-Store-It
Portfolio III Mortgaged Properties which are or were U-Store-It Portfolio III
Substitute Properties do not constitute more than one third (33-1/3%) of the original outstanding principal amount of the U-Store-It Portfolio III Mortgage
Loan; (b) the U-Store-It Portfolio III Substitute Property has a fair market value no less than the greater of (i) the fair market value of the U-Store-It
Portfolio III Replaced Property on the closing date of the U-Store-It Portfolio
III Mortgage Loan or (ii) the fair market value of the U-Store-It Portfolio III
Replaced Property immediately prior to the substitution; (c) after giving effect to the substitution, the debt service coverage ratio for all of the
U-Store-It Portfolio III Mortgaged Properties (including the U-Store-It
Portfolio III Substitute Property but excluding the U-Store-It Portfolio III
Replaced Property) is at least equal to the debt service coverage for the
U-Store-It Portfolio III Mortgaged Properties (including the U-Store-It
Portfolio III Replaced Property but excluding the U-Store-It Portfolio III
Substitute Property) for the 12 full calendar months immediately preceding the substitution; and (d) Moody's and Fitch each confirms that the substitution would not result in a qualification, downgrade or withdrawal of the ratings then assigned to any class of series 2005-C2 certificates by such rating agency.

     Lockbox. The U-Store-It Portfolio III Borrower is required to deposit, or cause to be deposited, all gross income from the U-Store-It Portfolio III
Mortgaged Properties into one or more deposit accounts under the sole control of the mortgagee. On the last business day of each week, each deposit bank will disburse the funds on deposit in such deposit account to the lockbox account established with the lockbox bank. The lockbox bank will allocate (without disbursing) the funds on deposit in the lockbox account in the following order, and on each monthly payment date, the lockbox bank will withdraw all funds on deposit in the lockbox account and disburse such funds in the following order:
first, to the ground rent account for the payment of the rent and other sums to become due under the ground lease relating to the East Hanover Avenue Property;
second, to the tax and insurance account for the payment of the required monthly tax and insurance escrow; third, to the payment of the monthly debt service with respect to the U-Store-It Portfolio III Mortgage Loan; fourth, to the replacement reserve account for the payment of the required monthly deposit for replacement reserves; fifth, to the payment of any other amounts then due and payable with respect to the U-Store-It Portfolio III Mortgage Loan; sixth, to the payment of the lockbox bank's fees and expenses incurred in connection with the administration and maintenance of the lockbox account; and seventh, provided no event of default then exists, to the U-Store-It Portfolio III
Borrower. Notwithstanding the foregoing, for so long as no event of default then exists, and provided that there are sufficient sums deposited in the lockbox account to make all required payments due under the U-Store-It
Portfolio III Mortgage Loan on the next succeeding monthly payment date
(including all escrows and reserve deposits required above or otherwise required under the U-Store-It Portfolio III Mortgage Loan), the mortgagee will instruct each deposit bank to transfer, on the last business day of each week through but excluding the week preceding the next succeeding monthly payment date, all funds on deposit in each such deposit account to an account specified by the U-Store-It Portfolio III Borrower.

                                     S-102

     Terrorism Coverage. The U-Store-It Portfolio III Borrower is required, in accordance with the related loan documents, to maintain insurance against certain specified acts of terrorism, provided such insurance is available at commercially reasonable rates.

     Ground Lease. The U-Store-It Portfolio III Borrower is the owner of a ground leasehold estate in the U-Store-It Portfolio III Mortgaged Property identified on Annex A to this prospectus supplement as the East Hanover Avenue
Property, together with the improvements and equipment located thereon pursuant to a ground lease, as amended (the "U-Store-It Portfolio III Ground Lease"), dated March 3, 1983, by and between Norman V. Herms and Rudolph W. Herms, as landlord, and StorageMaster of Morris Township, as tenant, a memorandum of which was recorded in the Recorder's Office of Morris Township, New Jersey (the
"Recorder's Office"), as amended by Amended Memorandum of Lease, dated May 31,
1983 and recorded in the Recorder's Office, as assigned to Acquiport/Amsdell I
Limited Partnership by Assignment of Lease and Bill of Sale, dated October 15,
1997 and recorded in the Recorder's Office, and as further assigned to YSI II
LLC by Assignment and Assumption of Lease, dated October 27, 2004 and recorded in the Recorder's Office. The U-Store-It Portfolio III Ground Lease had an
initial term ending April 1, 2003, which initial term was extended to April 1,
2008 and is subject to nine additional extension options of five years each.
The U-Store-It Portfolio III Ground Lease provides for rent at the following rates: (a) during the current, first renewal term, annual rent is the lesser of
(i) $60,000, plus a cost of living adjustment to $60,000, and (ii) $90,000 and
(b) during the second through tenth renewal terms, annual rent will be the lesser of (i) the annual rent for the preceding renewal term plus a cost of living adjustment, and (ii) 125% of the annual rent for the preceding renewal term. The "cost of living adjustment" referenced in the preceding sentence will be based on a consumer price index specified in the related ground lease. The
U-Store-It Portfolio III Ground Lease provides only a limited option to enter into a new lease with the mortgagee if the ground lease is terminated for any reason other than lessee's default.

                                     S-103

--------------------------------------------------------------------------------
                 VIII. THE SUMMIT HOTEL PORTFOLIO MORTGAGE LOAN
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

 CUT-OFF DATE PRINCIPAL BALANCE:      $87,580,808

 LOAN PER ROOM:                       $42,147

 % OF INITIAL MORTGAGE POOL BALANCE   4.5%

 SHADOW RATING (MOODY'S/FITCH):       NR/BBB-

 LOAN PURPOSE:                        Refinance

 MORTGAGE INTEREST RATE:              5.4025% per annum

 INTEREST CALCULATION:                Actual/360

 FIRST PAYMENT DATE:                  February 11, 2005

 AMORTIZATION TERM:                   25 years

 ANTICIPATED REPAYMENT DATE:          NAP(1)

 HYPERAMORTIZATION:                   NAP(1)

 MATURITY DATE:                       January 11, 2012

 MATURITY BALANCE:                    $74,368,887

 BORROWER:                            Summit Hospitality I, LLC

 SPONSOR:                             Summit Hotel Properties, LLC

 PREPAYMENT/DEFEASANCE:               Defeasance permitted beginning two
                                      years after securitization. Prepayment
                                      without penalty permitted six months
                                      prior to scheduled maturity date.

 UP-FRONT RESERVES:                   Required Repair Reserve(2)

 ONGOING RESERVES:                    Tax and Insurance Reserve(3)
                                      FF&E Reserve(4)
                                      PIP Reserve(5)
                                      Low DSCR Reserve(6)

 LOCKBOX:                             Hard/Hotel(7)

 OTHER DEBT:                          NAP(1)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         MORTGAGED PROPERTY INFORMATION
--------------------------------------------------------------------------------

 SINGLE ASSET/PORTFOLIO:     Portfolio(8)

 PROPERTY TYPE:              Hotel

 LOCATION:                   12 states(8)

 YEAR BUILT:                 1992-2004

 YEAR RENOVATED:             Various

 NUMBER OF ROOMS:            2,078 rooms

 OCCUPANCY:                  70.4%(9)

 OCCUPANCY DATE:             December 31, 2004(9)

 OWNERSHIP INTEREST:         Fee

 PROPERTY MANAGEMENT:        The Summit Group, Inc., an affiliate
                             of the Borrower

 ADR:                        $76.31(10)

 REVPAR:                     $53.62(11)

 U/W NCF:                    $11,421,451(12)

 U/W NCF DSCR:               1.78x(13)

 APPRAISED VALUE:            $128,700,000(14)

 APPRAISAL AS OF DATE:       November & December 2004

 CUT-OFF DATE LTV RATIO:     68.1%

 MATURITY LTV RATIO:         57.8%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(1)   NAP means not applicable.

(2)   At closing, the Summit Hotel Portfolio Borrower deposited $50,000 into a required repair reserve account for required repair costs for certain of the Summit Hotel Portfolio Mortgaged Properties.

(3)   The Summit Hotel Portfolio Borrower is required to make monthly escrow deposits into a tax and insurance reserve account in an amount equal to one-twelfth of the estimated annual real estate taxes and insurance premiums payable during the next ensuing 12 months.

(4)   The Summit Hotel Portfolio Borrower is required to make monthly deposits into an FF&E reserve account in an amount equal to one-twelfth of the positive amount, if any, determined as the difference of (a) the greater of (i) 4% of annual gross revenues and (ii) such annual amount required to be deposited pursuant to the franchise agreements and property improvement plan or management plan, and (b) the sum of (i) actual year-to-date FF&E expenditures and (ii) any amounts in the FF&E reserve account as of the monthly payment date attributable to year-to-date deposits.

(5)   If at any time in the future, new additional repairs are required pursuant to any franchise agreement, property improvement plan ("PIP") or management action plan requires any new additional repairs to any of the
      Summit Hotel Portfolio Mortgaged Properties, the Summit Hotel Portfolio
      Borrower will be required to deposit into a PIP reserve account an amount equal to 125% of the estimated cost for such additional repairs without duplication of any amounts previously deposited in the FF&E reserve account that were intended for such additional repairs, as reasonably determined by the lender.

(6)   Upon the occurrence and continuance of a debt service coverage ratio of less than 1.10x for the Summit Hotel Portfolio Mortgaged Properties, the
      Summit Hotel Portfolio Borrower is required on each monthly payment date to deposit, or cause to be deposited into the low debt service coverage reserve account all excess cash. See "--Lockbox" below.

(7)   See "--Lockbox" below.

(8)   The Summit Hotel Portfolio Mortgaged Property consists of 27 hotels located in 12 states: Idaho (5 properties), Kansas (5 properties),
      Colorado (4 properties), Louisiana (3 properties), Washington (2 properties), West Virginia (2 properties), Arkansas (1 property), Georgia
      (1 property), Tennessee (1 property), Texas (1 property), Utah (1 property) and Oregon (1 property).

(9)   Weighted average occupancy based on average occupancy per property for the 12 months ending December 31, 2004 and weighted by allocated loan amount per property.

(10)  Weighted average daily rate based on average daily rate ("ADR") for each property for the 12 months ending December 31, 2004, (except for Hampton
      Inn Twin Falls which is based on the 2005 budget), and weighted by allocated loan amount per property.

(11)  Weighted average revenue per available room based on revenue per available room ("RevPAR") for each property for the 12 months ending
      December 31, 2004 (except for Hampton Inn Twin Falls which is based on the 2005 budget), and weighted by allocated loan amount per property.

(12)  Reflects in-place U/W Net Cash Flow. The U/W Net Cash Flow of the Summit
      Hotel Portfolio Mortgaged Properties is projected to be $12,550,583 based on assumed increases in average ADR and occupancy rates of the Summit
      Hotel Portfolio Mortgaged Properties.

(13)  Based on in-place U/W Net Cash Flow. Based on the projected U/W Net Cash
      Flow for the Summit Hotel Portfolio Mortgaged Properties of $12,550,583
      (as described in footnote (12) above), the Summit Hotel Portfolio
      Mortgage Loan has an U/W NCF DSCR of 1.95x.

(14)  Aggregate of the appraised values of the 27 properties.

                                     S-104

     The Borrower and Sponsor. The Summit Hotel Portfolio Borrower is Summit
Hospitality I, LLC, a Delaware limited liability company, the sole member of which is Summit Hotel Properties, LLC. Summit Hotel Properties, LLC was formed in March 2004 through the consolidation of separate entities managed by The
Summit Group, Inc. Summit Hotel Properties, LLC is owned and managed by The
Summit Group, Inc. with a 40.5% controlling interest. The remaining ownership of Summit Hotel Properties, LLC is comprised of 49% Class A members consisting of over 400 investors and 10.5% Class B members consisting of various employees and other individuals. The Summit Group, Inc. was formed in 1991 and reports it has a management team with over 40 years of lodging industry expertise. The
Summit Group, Inc. focuses on the acquisition, development and management of hotels with recognized hotel franchisors including Marriott International,
Inc., Hilton Hotels Corporation, InterContinental Hotels Group, Carlson
Companies, Inc. and Choice Hotels International. Since 1991, The Summit Group,
Inc., and its affiliated entities, reports that it has developed or acquired over 50 hotels in 22 states. The Summit Group, Inc. manages all the hotels in its affiliates' portfolios.

     The Mortgage Loan. The Summit Hotel Portfolio Mortgage Loan was originated on December 30, 2004 and has a cut-off date principal balance of $87,580,808.
The Summit Hotel Portfolio Mortgage Loan is a seven-year loan with a stated
maturity date of January 11, 2012. The Summit Hotel Portfolio Mortgage Loan
accrues interest on an Actual/360 Basis, at an interest rate, in the absence of default, of 5.4025% per annum. On the eleventh day of each month, through and including the stated maturity date, the Summit Hotel Portfolio Borrower is required to make a constant monthly payment of $535,285 (based on a 25-year amortization period). The outstanding principal balance of the Summit Hotel
Portfolio Mortgage Loan, plus all accrued and unpaid interest thereon, is due and payable at the stated maturity date.

     The Summit Hotel Portfolio Borrower is prohibited from voluntarily prepaying the Summit Hotel Portfolio Mortgage Loan in whole or in part, prior to July 11, 2011. From and after July 11, 2011 ("the Summit Hotel Portfolio
Permitted Prepayment Date"), the Summit Hotel Portfolio Borrower may prepay the
Summit Hotel Portfolio Mortgage Loan, in whole only, without prepayment consideration.

     The Summit Hotel Portfolio Borrower may defease the Summit Hotel Portfolio
Mortgage Loan, in whole, or in part on any payment date after the expiration of two years following the Issue Date (the "Summit Hotel Portfolio Permitted
Defeasance Date"), and by doing so obtain the release of the Summit Hotel
Portfolio Mortgaged Properties from the lien of the security instruments (or in connection with a partial defeasance, obtain the release of one or more individual properties). A defeasance in whole will be effected by the Summit
Hotel Portfolio Borrower's pledging substitute collateral that consists of direct, non-callable, United States Treasury obligations that produce payments which replicate the payment obligations of the Summit Hotel Portfolio Borrower under the Summit Hotel Portfolio Mortgage Loan and are sufficient to pay off the Summit Hotel Portfolio Mortgage Loan in its entirety on July 11, 2011. A defeasance in part will be effected by the Summit Hotel Portfolio Borrower's pledging substitute collateral that consists of direct, non-callable, United
States Treasury obligations that produce payments which replicate that portion of the payment obligations of the Summit Hotel Portfolio Borrower under the
Summit Hotel Portfolio Mortgage Loan and are sufficient to pay off a portion of the Summit Hotel Portfolio Mortgage Loan equal to the applicable individual property's release price (as set forth in the loan agreement) on July 11, 2011.
The Summit Hotel Portfolio Borrower's right to defease the Summit Hotel
Portfolio Mortgage Loan, in whole or in part, is subject to, among other things, Moody's and Fitch each confirming that the defeasance would not result in a qualification, downgrade or withdrawal of the ratings then assigned to any class of series 2005-C2 certificates by such rating agency.

     The Mortgaged Properties. The Summit Hotel Portfolio Mortgage Loan is
secured by a first priority mortgage lien on the fee simple interest in the
Summit Hotel Portfolio Mortgaged Properties, a portfolio of 27 hotels, containing an aggregate of 2,078 rooms and located in 12 states across the country. The properties comprising the Summit Hotel Portfolio Mortgaged
Properties range in size from 52 to 161 rooms. The hotels are located in the states of Kansas, Colorado, Utah, Texas, Idaho, West Virginia, Louisiana,
Oregon, Washington, Georgia, Arkansas and Tennessee. The Summit Hotel Portfolio
Mortgaged Properties are all flagged hotels with franchise agreements with several recognized hotel chains, Marriott International, Inc. (Fairfield Inn,
Springhill Suites and Towneplace Suites), Hilton Hotels Corporation, (Hampton
Inn and Homewood Suites), Choice Hotels International (Comfort Inn and Comfort
Suites), Carlson Companies (Country Inn & Suites) and Intercontinental Hotels
(Holiday Inn Express & Suites). The Summit Hotel Portfolio Mortgaged Properties
were built between 1992 and 2004 and, as reported by the Summit Hotel Portfolio
Borrower, have been maintained with renovation and refurbishment programs including during years 2000 through 2004. For the 12 months ending December 31,
2004, the Summit Hotel Portfolio Mortgaged Properties achieved a weighted average ADR and RevPar of $76.31 and $53.62, respectively, and a weighted average occupancy of 70.4%. For the 12 months ending December 2004, the average occupancy, ADR and RevPAR penetration rates for the Summit Hotel Portfolio
Mortgaged Properties compared to its competitive set were  108.5%, 104.8% and
113.7%, respectively for year-end December 2004, based on a hotel industry publication.

                                     S-105

------------------------------------------------------------------------------------------------
                     THE SUMMIT HOTEL PORTFOLIO MORTGAGED PROPERTIES
------------------------------------------------------------------------------------------------
                                                              YEAR    # OF      AVERAGE
PROPERTY(1)                                  LOCATION        BUILT   ROOMS   OCCUPANCY(2)
------------------------------------------------------------------------------------------------

Fairfield Inn Bellevue ...............     Bellevue, WA     1997       144        66.4%
Fairfield Inn Denver .................      Denver, CO      1996       161        74.2
Hampton Inn Medford ..................      Medford, OR     2001        75        83.6
Homewood Suites Overland Park.........   Overland Park KS   1997        92        74.0
Hampton Inn Twin Falls ...............    Twin Falls, ID    2004        75        46.8
Holiday Inn Express Hotel &
 Suites Twin Falls ...................    Twin Falls, ID    1999        59        76.6
Fairfield Inn Spokane ................      Spokane, WA     1995        86        68.8
Country Inn & Suites Charleston.......    Charleston, WV    2001        64        81.6
Comfort Inn Twin Falls ...............    Twin Falls, ID    1992        52        82.0
Hampton Inn Boise ....................       Boise, ID      1995        64        79.0
Towneplace Suites Baton Rouge ........    Baton Rouge, LA   2000        90        69.3
Springhill Suites Little Rock ........    Little Rock, AR   2000        78        70.7
Fairfield Inn Boise ..................       Boise, ID      1995        63        79.2
Comfort Suites Charleston ............    Charleston, WV    2001        67        77.2
Springhill Suites Lithia Springs .....  Lithia Springs, GA  2000        78        69.6
Hampton Inn Fort Collins..............    Ft. Collins, CO   1996        75        68.2
Springhill Suites Nashville ..........     Nashville, TN    2000        78        70.1
Springhill Suites Baton Rouge ........    Baton Rouge, LA   2001        78        66.3
Fairfield Inn Salina .................      Salina, KS      1994        63        62.8
Hampton Inn Provo ....................       Provo, UT      1996        87        59.4
Fairfield Inn Baton Rouge ............    Baton Rouge, LA   2000        79        69.2
Holiday Inn Express Hotel &
 Suites Emporia ......................      Emporia, KS     2000        58        64.5
Comfort Inn Salina ...................      Salina, KS      1992        60        73.1
Fairfield Inn Emporia ................      Emporia, KS     1994        57        57.1
Comfort Suites Fort Worth ............    Fort Worth, TX    1999        70        59.1
Comfort Suites Lakewood...............     Lakewood, CO     1995        62        59.6
Fairfield Inn Lakewood ...............     Lakewood, CO     1995        63        63.7
                                                                       ---        ----
TOTAL/WEIGHTED AVERAGE(3) ............                               2,078        70.4%
                                                                     =====        ====
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                                                                  ALLOCATED
                                                        REV        APPRAISED        LOAN
PROPERTY(1)                               ADR(2)       PAR(2)        VALUE         AMOUNT
------------------------------------------------------------------------------------------------

Fairfield Inn Bellevue ...............  $  107.27    $  71.19    $ 15,300,000   $10,710,000
Fairfield Inn Denver .................      70.36       52.21       9,500,000     6,645,000
Hampton Inn Medford ..................      81.43       68.08       6,600,000     4,615,000
Homewood Suites Overland Park.........      82.92       61.36       6,400,000     4,475,000
Hampton Inn Twin Falls ...............      85.18       39.88       7,000,000     4,285,000
Holiday Inn Express Hotel &
 Suites Twin Falls ...................      80.96       61.98       5,500,000     3,830,000
Fairfield Inn Spokane ................      69.74       47.98       5,400,000     3,770,000
Country Inn & Suites Charleston.......      69.57       56.76       5,000,000     3,490,000
Comfort Inn Twin Falls ...............      73.88       60.61       4,800,000     3,350,000
Hampton Inn Boise ....................      77.90       61.54       4,800,000     3,350,000
Towneplace Suites Baton Rouge ........      57.90       40.14       4,600,000     3,145,000
Springhill Suites Little Rock ........      73.63       52.06       4,600,000     3,145,000
Fairfield Inn Boise ..................      70.14       55.58       4,500,000     3,075,000
Comfort Suites Charleston ............      66.51       51.37       4,500,000     3,075,000
Springhill Suites Lithia Springs .....      70.17       48.83       4,400,000     3,010,000
Hampton Inn Fort Collins..............      76.11       51.90       4,300,000     2,940,000
Springhill Suites Nashville ..........      72.27       50.70       4,100,000     2,805,000
Springhill Suites Baton Rouge ........      72.47       48.03       3,600,000     2,460,000
Fairfield Inn Salina .................      61.81       38.84       3,400,000     2,325,000
Hampton Inn Provo ....................      59.70       35.48       3,300,000     2,180,000
Fairfield Inn Baton Rouge ............      64.75       44.78       3,100,000     2,120,000
Holiday Inn Express Hotel &
 Suites Emporia ......................      73.86       47.67       2,900,000     1,985,000
Comfort Inn Salina ...................      61.05       44.61       2,900,000     1,985,000
Fairfield Inn Emporia ................      62.45       35.66       2,200,000     1,505,000
Comfort Suites Fort Worth ............      64.91       38.39       1,900,000     1,300,000
Comfort Suites Lakewood...............      64.18       38.24       1,900,000     1,220,000
Fairfield Inn Lakewood ...............      64.02       40.80       2,200,000     1,205,000
                                        ---------    --------    ------------   -----------
TOTAL/WEIGHTED AVERAGE(3) ............  $   76.31    $  53.62    $128,700,000   $88,000,000
                                        =========    ========    ============   ===========
------------------------------------------------------------------------------------------------

(1)   Ranked by allocated loan amount based on original loan balance.

(2)   Average occupancy, ADR and RevPAR per property for the 12 months ending
      December 31, 2004.

(3)   Weighted average occupancy, ADR and RevPAR based on applicable statistic per property and weighted by allocated loan amount based on original principal balance.

      -------------------------------------------------------------------------------------------------------------------
                                     THE SUMMIT HOTEL PORTFOLIO MORTGAGED PROPERTIES BY FRANCHISE
      -------------------------------------------------------------------------------------------------------------------
                                              % OF                                                   # OF         # OF
        FRANCHISOR                        PORTFOLIO(1)                  FLAGS(2)                  PROPERTIES      ROOMS
      -------------------------------------------------------------------------------------------------------------------

                                                          Fairfield Inn; Springhill Suites;
       Marriott International, Inc. ..         52%                 Towneplace Suites                  13         1,118
       Hilton Hotels Corporation .....         25%           Hampton Inn; Homewood Suites              6           468
       Choice Hotels International ...         12%            Comfort Inn; Comfort Suites              5           311
       InterContinental Hotels Group .          7%        Holiday Inn Express Hotel & Suites           2           117
       Carlson Companies, Inc. .......          4%               Country Inn & Suites                  1            64
                                                                                                      --         -----
       TOTAL .........................                                                                27         2,078
                                                                                                      ==         =====
      -------------------------------------------------------------------------------------------------------------------

       (1)   Based on allocated loan amount.

       (2)   Flags franchised for the Summit Hotel Portfolio Mortgaged
             Properties.

     Lockbox. The Summit Hotel Portfolio Borrower is required to deposit or cause to be deposited (a) all gross income from operations (excluding credit card receipts) into the applicable property accounts and (b) all gross income from operations in the form of credit card receipts directly into the lockbox account. On the last business day of each calendar week, all funds on deposit in each of the property accounts are to be transferred to the lockbox account
(except that an amount specified in the related loan documents must at all times be maintained in each property account for payment of utility bills). The lockbox account will be controlled by the lender. Funds on deposit in the lockbox shall be disbursed on the last business day of each calendar week to pay for (a) taxes and insurance premiums, (b) debt service, (c) FF&E reserve

                                     S-106

deposits, (d) during a low debt service coverage period (as discussed hereafter), operating expenses, (e) other amounts due in respect of the Summit
Hotel Portfolio Mortgage Loan and (f) provided no event of default has occurred and is continuing, the remainder to the Summit Hotel Portfolio Borrower.
Provided an event of default does not then exist, if the debt service coverage ratio for the preceding 12 full calendar month period for the portfolio decreases below 1.10x, then a low debt service coverage period will take effect. This "triggering event" will terminate if the causes giving rise to the triggering event have been rectified for a period of two consecutive quarters, provided, however, that a low debt service coverage ratio triggering event may only be cured two times during the term of the loan.

     Terrorism Coverage. The Summit Hotel Portfolio Borrower is required to maintain insurance against terrorism and terrorist acts with coverage amounts of not less than an amount equal to the full insurable value of the improvements, the personal property and 24 months of business interruption/loss of rents insurance. The insurance company providing terrorism coverage will be required to have a claims paying ability of BBB- by S&P. Notwithstanding the foregoing, the Summit Hotel Portfolio Borrower will not be required to pay more than $300,000 per annum on insurance premiums for terrorism insurance

     Substitutions. Provided no event of default has occurred, the Summit Hotel
Portfolio Borrower may obtain a release of the lien of the mortgage encumbering an individual property by replacing it with another hotel property of like kind and quality, subject to the satisfaction of the following conditions, among others: (a) evidence that the release property constitutes a separate tax lot from all other individual properties remaining subject to the liens of the security instruments, (b) a current appraised value of equal or greater value to the substituted property, (c) evidence that after the substitution of such substitute property and the release of the release property, the debt service coverage ratio for the 12 full calendar months immediately preceding the date of the substitution with respect to all properties remaining subject to the lien of the security instruments after the substitution will be at least equal to the greater of (i) 1.60x and (ii) the debt service coverage ratio for the 12 full calendar months immediately preceding the substitution (including the release property and excluding the substitute property), (d) receipt of satisfactory engineering and environmental reports of the substitute property,
(e) confirmation that there will be no rating agency downgrade as a result of the substitution, (f) the allocated loan amount of such substitute property, individually or when aggregated with the allocated loan amount of all other properties which are or were a substitute property, may not constitute more than 25% of the original outstanding principal amount of the Summit Hotel
Portfolio Mortgage Loan and (g) certain additional allocated loan amount and geographic concentration limits being met.

     Releases. Separate and apart from releases in connection with substitutions of Summit Hotel Portfolio Mortgaged Properties as described above, after (1) the Summit Hotel Portfolio Permitted Defeasance Date, if the
Summit Hotel Portfolio Borrower has elected to defease a portion of the Summit
Hotel Portfolio Mortgage Loan, or (2) the Summit Hotel Portfolio Permitted
Prepayment Date, if the Summit Hotel Portfolio Borrower has elected to prepay a portion of the Summit Hotel Portfolio Mortgage Loan, and provided no event of default has occurred, the Summit Hotel Portfolio Borrower may obtain a release of the lien of the mortgage encumbering an individual property subject to the satisfaction of the following conditions, among others: (a) the payment or defeasance of the applicable release price of the individual property to be released (such release prices as discussed in further detail below), (b)
evidence that after giving effect to such release, the debt service coverage ratio for the immediately preceding 12 full calendar-month period for the properties then remaining subject to the liens of the security instruments will be at least equal to the greater of (i) 1.60x and (ii) the debt service coverage ratio for all of the then remaining properties plus the individual property to be released for the 12 full calendar months immediately preceding the release of the individual property and (c) evidence that the release property constitutes a separate tax lot from all other individual properties remaining subject to the liens of the security instruments. The minimum release price for the Summit Hotel Portfolio Mortgaged Properties identified on Annex
A-1 to this prospectus supplement as Fairfield Inn Denver and Fairfield Inn
Bellevue, in each such case, is 125% of the allocated loan amount for such individual property. For each of the remaining Summit Hotel Portfolio Mortgaged
Properties, the minimum release price is: (a) 110% the allocated loan amount for such individual property, to the extent that the sum of the allocated loan amount of the individual property to be released when aggregated with the allocated loan amounts of all the other properties which were previously released or that are simultaneously being released constitutes an amount less than or equal to 5% of the original outstanding principal amount of the Summit
Hotel Portfolio Mortgage Loan, (b) 115% of the allocated loan amount for such individual property to the extent that the sum of the allocated loan amount of the individual property to be released when aggregated with the allocated loan amounts of all other properties which were previously released or that are simultaneously being released constitutes an amount greater than 5% but less than or equal to 10% of the original principal amount of the Summit Hotel
Portfolio Mortgage Loan and (c) 125% of the allocated loan amount for such individual property, to the extent that the sum of the allocated loan amount of the individual property to be released when aggregated with the allocated loan amounts of all other properties which were previously released or that are simultaneously being released constitutes an amount greater than 10% of the original principal amount of the Summit Hotel Portfolio Mortgage Loan.

                                     S-107

     Franchise Agreements. The Summit Hotel Portfolio Mortgaged Properties
identified on Annex A-1 to this prospectus supplement as the Comfort Inn
Salina, the Comfort Inn Twin Falls, Comfort Suites Charleston, the Comfort
Suites Fort Worth and the Comfort Suites Lakewood are operated as Comfort Inn or Comfort Suites hotels, as applicable, pursuant to certain franchise license agreements between the Summit Hotel Portfolio Borrower and Choice Hotels
International, Inc. The Summit Hotel Portfolio Mortgaged Property identified on
Annex A-1 to this prospectus supplement as the Country Inn & Suites Charleston is operated as Country Inn & Suites hotel pursuant to certain franchise license agreements between the Summit Hotel Portfolio Borrower and Country Inns and
Suites by Carlson, Inc. The Summit Hotel Portfolio Mortgaged Properties
identified on Annex A-1 to this prospectus supplement as the Fairfield Inn
Denver, the Fairfield Inn Baton Rouge, the Fairfield Inn Bellevue, the
Fairfield Inn Boise, the Fairfield Inn Emporia, the Fairfield Inn Lakewood, the
Fairfield Inn Salina, the Fairfield Inn Spokane, Springhill Suites Baton Rouge,
the Springhill Suites Lithia Springs, the Springhill Suites Little Rock, the
Springhill Suites Nashville and the Towneplace Suites Baton Rouge are operated as Fairfield Inn, Springhill Suites or Towneplace Suites hotels pursuant to certain franchise license agreements between the Summit Hotel Portfolio
Borrower and Marriott International, Inc. The Summit Hotel Portfolio Mortgaged
Properties identified on Annex A-1 to this prospectus supplement as the Hampton
Inn Boise, the Hampton Inn Fort Collins, the Hampton Inn Medford, the Hampton
Inn Provo, the Hampton Inn Twin Falls and the Homewood Suites Overland Park are
operated as Hampton Inn or Homewood Suites hotels, as applicable, pursuant to certain franchise license agreements between the Summit Hotel Portfolio
Borrower and Promus Hotels, Inc. The Summit Hotel Portfolio Mortgaged
Properties identified on Annex A-1 to this prospectus supplement as the Holiday
Inn Express Hotel & Suites Emporia and the Holiday Inn Express Hotel & Suites
Twin Falls are operated as Holiday Inn Express Hotel & Suites hotels pursuant to certain franchise license agreements between the Summit Hotel Portfolio
Borrower and Holiday Hospitality Franchising, Inc. and Holiday Inns Franchising
Inc., respectively. In the event that the mortgagee acquires possession and/or ownership of any of the Summit Hotel Portfolio Mortgaged Properties, the
mortgagee may terminate the related franchise agreement or, upon the satisfaction of certain conditions, (a) with respect to the related franchise agreements between the Summit Hotel Portfolio Borrower and Choice Hotels
International, Inc., Country Inns and Suites by Carlson, Inc. and Promus
Hotels, Inc., assume the related franchise agreement or (b) with respect to the related franchise agreements between the Summit Hotel Portfolio Borrower and
Holiday Hospitality Franchising, Inc., Holiday Inns Franchising Inc. and
Marriott International Inc., enter into a new franchise agreement with the related franchisor. The franchise agreements for the Summit Hotel Portfolio
Mortgaged Properties identified on Annex A-1 to this prospectus supplement as the Holiday Inn Express Hotel & Suites Emporia and the Holiday Inn Express
Hotel & Suites Twin Falls, respectively, each expire by their terms in 2009.

                                     S-108

--------------------------------------------------------------------------------
                      IX. THE LEMBI PORTFOLIO MORTGAGE LOAN
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

 CUT-OFF DATE PRINCIPAL BALANCE:      $85,000,000

 LOAN PER UNIT                        $127,687(1)

 % OF INITIAL MORTGAGE POOL BALANCE   4.4%

 SHADOW RATING (S&P/FITCH):           NAP(2)

 LOAN PURPOSE:                        Refinance

 MORTGAGE INTEREST RATE:              5.98% per annum

 INTEREST CALCULATION:                Actual/360

 FIRST PAYMENT DATE:                  April 11, 2005

 AMORTIZATION TERM:                   Interest only

 ANTICIPATED REPAYMENT DATE:          NAP(2)

 HYPERAMORTIZATION:                   NAP(2)

 MATURITY DATE:                       March 11, 2010

 MATURITY BALANCE:                    $85,000,000

 BORROWERS:                           Trophy Properties I DE, LLC
                                      Sutter Associates DE, LLC
                                      LRL Citi Properties I DE, LLC
                                      Hermann Street DE, LLC

 SPONSORS:                            Frank E. Lembi, Walter R. Lembi, Olga
                                      Lembi Residual Trust, David M. Raynal

 DEFEASANCE/PREPAYMENT:               Defeasance permitted beginning two
                                      years after securitization. Prepayment
                                      without penalty permitted three months
                                      prior to scheduled maturity date.

 UP-FRONT RESERVES:                   Tax and Insurance Reserve

 ONGOING RESERVES:                    Tax and Insurance Reserve(3)
                                      CapEx/Replacement Reserve

 LOCKBOX:                             Soft Springing(4)

 MEZZANINE DEBT:                      $14,000,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         MORTGAGED PROPERTY INFORMATION
--------------------------------------------------------------------------------

 SINGLE ASSET/PORTFOLIO:     Portfolio

 PROPERTY TYPE:              Multifamily

 LOCATION:                   San Francisco, California(5)

 YEAR BUILT:                 Various

 YEAR RENOVATED:             Various

 UNITS:                      680 units(6)

 OCCUPANCY:                  95.1%(1)

 OCCUPANCY DATE:             March 2, 2005

 OWNERSHIP INTEREST:         Fee

 PROPERTY MANAGEMENT:        Self-managed by Borrowers

 U/W NCF:                    $6,228,651

 U/W NCF DSCR:               1.21x

 APPRAISED VALUE:            $118,100,000

 APPRAISAL AS OF DATE:       March 1, 2005

 CUT-OFF DATE LTV RATIO:     72.1%(7)

 MATURITY LTV RATIO:         72.1%(7)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(1)   Calculated as a weighted average based upon the allocated loan balances of the Lembi Portfolio Mortgage Loan and includes commercial units.

(2)   NAP means not applicable.

(3)   The Lembi Portfolio Borrower is required to make monthly escrow deposits into a reserve account equal to one-twelfth of estimated annual real estate taxes and insurance premiums.

(4)   Multifamily and commercial property rents are collected by the related borrower. In the event of a sweep event the rents are deposited by the
      Lembi Portfolio Borrower into a lockbox account pledged to the lender which was established at closing. See "--Lockbox" below.

(5)   All of the Lembi Portfolio Mortgaged Properties are located in the City and County of San Francisco.

(6)   Includes commercial units.

(7)   Calculated as a weighted average based upon allocated loan balances.

                                     S-109

     The Borrowers and Sponsors. The Lembi Portfolio Borrower, collectively, consists of: Trophy Properties I DE, LLC Sutter Associates DE, LLC; LRL Citi
Properties I DE, LLC; and Hermann Street DE, LLC, each of which is a single-purpose Delaware limited liability company. The Lembi Portfolio Borrower is owned and sponsored by one or more of the following individuals and/or trusts: Frank E. Lembi (an individual); Frank E. Lembi (as Trustee of the Frank
E. Lembi Survivor's Trust, U/T/A dated February 17, 1984, as restated on June
2, 1999); Frank E. Lembi (as Trustee for the Olga Lembi Residual Trust, created under the provisions of Part Three of the Lembi Family Revocable Trust dated
February 17, 1984); Walter R. Lembi (an individual); Walter R. Lembi (as
Trustee of the Walter and Linda Lembi Family Trust dated June 30, 2004); David
M. Raynal (an individual); and David M. Raynal (as Trustee for the David M.
Raynal Revocable Trust dated May 9, 2002). A non-consolidation opinion with respect to the Lembi Portfolio Borrower and the related sponsors was not obtained at origination of the Lembi Portfolio Mortgage Loan.

     The Mortgage Loan. The Lembi Portfolio Mortgage Loan is comprised of four
(4) mortgage loans, all of which are collectively defined herein as the "Lembi
Portfolio Mortgage Loan." The Lembi Portfolio Mortgage Loan was originated on
March 11, 2005 and has a cut-off date principal balance of $85,000,000. The
Lembi Portfolio Mortgage Loan is a five-year loan with a stated maturity date of March 11, 2010. The Lembi Portfolio Mortgage Loan will accrue interest on an
Actual/360 Basis. Up to its stated maturity, in the absence of default, the
Lembi Portfolio Mortgage Loan will accrue interest at a fixed rate of 5.98% per annum. On the eleventh day of each month during the term of the Lembi Portfolio
Mortgage Loan, the Lembi Portfolio Borrower is required to make payments of interest only calculated on the outstanding principal balance of the Lembi
Portfolio Mortgage Loan.

     The Lembi Portfolio Borrower is prohibited from voluntarily prepaying the
Lembi Portfolio Mortgage Loan, in whole or in part, prior to December 11, 2009.
From and after December 11, 2009, the Lembi Portfolio Borrower may prepay the
Lembi Portfolio Mortgage Loan, in whole only, without payment of any prepayment consideration.

     Except as provided in the following paragraph, the Lembi Portfolio
Borrower may defease all of the mortgage loans comprising the Lembi Portfolio
Mortgage Loan in whole only at a single time, provided no event of default then exists, at any time (a) after the date that is two years following the Issue
Date and (b) prior to December 11, 2009, and by doing so obtain the release of the Lembi Portfolio Mortgaged Properties. A defeasance will be effected by the
Lembi Portfolio Borrower pledging substitute collateral that consists of non-callable United States Treasury obligations that produce payments which replicate the payment obligations of the Lembi Portfolio Borrower under the
Lembi Portfolio Mortgage Loan and that are sufficient to pay off the Lembi
Portfolio Mortgage Loan in its entirety on the scheduled maturity date of March
11, 2010.

     The Lembi Portfolio Borrower may also defease a portion of the Lembi
Portfolio Mortgage Loan in order to effect the release of one or more of the
Lembi Portfolio Mortgaged Properties, provided no event of default then exists, at any time after the date that is two years following the Issue Date and prior to December 11, 2009, and by doing so obtain the release of the applicable
Lembi Portfolio Mortgaged Property. A partial defeasance will be effected by the applicable Lembi Portfolio Borrower pledging substitute collateral that consists of non-callable United States Treasury obligations that produce payments (including the repayment of principal on the scheduled maturity date of March 11, 2010), which replicate the payment obligations of the applicable
Lembi Portfolio Borrower under the Lembi Portfolio Mortgage Loan with respect to a portion of the loan equal to 125% of the allocated loan amount for the
Lembi Portfolio Mortgaged Property being released.

     The Lembi Portfolio Borrower's right to defease the Lembi Portfolio
Mortgage Loan, or to effect a partial defeasance as described above, is subject to each rating agency then rating 2005-C2 certificates confirming that such defeasance would not result in a qualification, downgrade or withdrawal of the ratings then assigned to any class of series 2005-C2 certificates by such rating agency. In addition, the Lembi Portfolio Borrower may only effect a partial defeasance of the Lembi Portfolio Mortgage Loan and the release of the applicable Lembi Portfolio Mortgaged Properties as described above, if the aggregate debt service coverage ratio of all of the Lembi Portfolio Mortgaged
Properties after such release is at least equal to the greater of the debt service coverage ratio of the Lembi Portfolio Mortgaged Properties on the date of origination of the Lembi Portfolio Mortgage Loan and the debt service coverage ratio of the Lembi Portfolio Mortgaged Properties immediately prior to such release, each as determined pursuant to the related loan documents.

     The Mortgaged Properties. The Lembi Portfolio Mortgage Loan is secured by a first priority mortgage lien on the fee simple interest in the 16 Lembi
Portfolio Mortgaged Properties, all of which are located in the City and County of San Francisco, California. In the aggregate, the Lembi Portfolio Mortgaged
Properties contain 662 multi-family apartments and 18 commercial units, with the multifamily apartments accounting for approximately 94.8% of the gross income from the Lembi Portfolio Mortgaged Properties. As of March 2, 2005, the
occupancy for the Lembi Portfolio Mortgaged Properties was 95.1%. The unit mix of the Lembi Portfolio Mortgaged Properties is as follows:

                                     S-110

             ---------------------------------------------------------
                     THE LEMBI PORTFOLIO MORTGAGED PROPERTIES
             ---------------------------------------------------------
                   UNIT TYPE         NUMBER OF UNITS     AVERAGE RATE
             ---------------------------------------------------------
                     Studio               454               $  869
                   One Bedroom            185               $1,188
                   Two Bedroom             23               $1,653
                Commercial Units           18                2,611
             ---------------------------------------------------------

     Lockbox. The Lembi Portfolio Borrower is required to deposit all rents derived from major leases and, during a "Lembi Portfolio Sweep Period," as defined below, all gross revenue from the Lembi Portfolio Mortgaged Properties, to a clearing account established and maintained by the Lembi Portfolio
Borrower at a local bank selected by the Lembi Portfolio Borrower and reasonably approved by the lender, which clearing account was pledged to the lender. Funds on deposit in the clearing account are required to be swept by the bank on a daily basis into the Lembi Portfolio Borrower's operating account, except that during any Lembi Portfolio Sweep Period, funds are required to be swept on a daily basis into a deposit account at the deposit bank controlled by the lender, from which funds will be applied, at the option of lender, (a) to the payment of the Lembi Portfolio Borrower's monthly tax reserve obligation, (b) to the payment of the Lembi Portfolio Borrower's monthly insurance premium reserve obligation, (c) to the payment of debt service, (d) to the payment of the Lembi Portfolio Borrower's monthly capital expenditure reserve obligation, (e) to the payment of late payment charges and default interest, if any, (f) to the payment of the Lembi Portfolio Borrower's monthly operating expense reserve obligation and (g) if no event of default has occurred or is continuing, to make payments to the mezzanine lender. A "Lembi
Portfolio Sweep Period" means the period commencing upon delivery of a written notice by the lender to the clearing bank of the occurrence of (i) an event of default under the Lembi Portfolio Mortgage Loan, (ii) an event of default under the Lembi Portfolio Mezzanine Loans (as defined below), (iii) an event of default under any management agreement or (iv) the debt service coverage ratio for the proceeding twelve month period falling below 1.10x, and ending upon delivery of written notice by the lender to the clearing bank to cease sweeping funds.

     Terrorism Coverage. The Lembi Portfolio Borrower is required, in accordance with the related loan documents, to maintain insurance against acts of terrorism, provided that the Lembi Portfolio Borrower will not be required to pay any insurance premiums with respect to terrorism insurance coverage in excess of three times the cost for all other insurance coverage required under the applicable loan documents.

     Mezzanine Financing. The Lembi Portfolio Mezzanine Borrowers are Trophy
Properties I Mezz DE, LLC, Sutter Associates Mezz DE, LLC, LRL Citi Properties
I Mezz DE, LLC and Hermann Street Mezz DE, LLC, each a single member Delaware limited liability company. At closing, the members of the Lembi Portfolio
Mezzanine Borrowers obtained mezzanine financing in the amounts of $2,288,000,
$1,326,000, $8,501,000 and $1,885,000, respectively, for an aggregate mezzanine financing amount of $14,000,000 (collectively, the "Lembi Portfolio Mezzanine
Loans"). The Lembi Portfolio Mezzanine Loans are cross-collateralized and are subject to an intercreditor agreement between the senior lender and the mezzanine lender (which is an affiliate of the related mortgage loan seller).
Such intercreditor agreement provides, among other things, that (a) the mezzanine lender will have certain rights to cure defaults under the subject mortgage loan, (b) upon the occurrence of an event of default under the subject mortgage loan, no payments will be retained by the mezzanine lender on the applicable mezzanine loan until all payments that are due or that will become due under the related mortgage loan are paid in full to the related mortgagee,
(c) the mezzanine lender may amend or modify the related mezzanine loan in certain respects without the consent of the related mortgagee, (d) the mezzanine lender is not permitted to transfer more than 49% of its beneficial interest in the related mezzanine loan unless such transfer is to a transferee meeting certain requirements or unless a confirmation from each rating agency that such action will not result in a downgrade, qualification or withdrawal of any of the ratings assigned to the series 2005-C2 certificates has been received, and (e) if a related mortgage loan is accelerated or becomes a specially serviced mortgage loan or if the related mortgagee under the subject mortgage loan exercises any right or remedy under the related loan documents with respect to the related mortgagor or mortgaged real property, the mezzanine lender has the right to purchase the subject mortgage loan, in whole but not in part, for a price equal to the outstanding principal balance thereof, together with all accrued interest thereon, and any advances made by the mortgagee or its servicer under the subject mortgage loan and any interest thereon.

     Repayment Guaranty. As of the closing of the loan, the Lembi Portfolio
Mortgage Loan was guaranteed as to payment and will continue to be so guaranteed as to payment until such time (if ever) when the Lembi Portfolio
Mortgage Loan and the Lembi Portfolio Mezzanine Loans have achieved, in the aggregate, a debt service coverage ratio equal to or greater than 1.20x, based upon the trailing 12-month underwritten net cash flow (as determined by lender)
for the Lembi Portfolio Mortgaged Properties, a 30-year amortization schedule
(notwithstanding that the loan documents for both the senior and mezzanine loans provide for interest-only payments), and the actual interest rate provided in the loan documents for the senior loan, at which time the Lembi
Portfolio Mortgage Loan will be guaranteed as to payment by the sponsors in the maximum amount of $5,250,000.

     The aggregate mezzanine financing amount of $14,000,000 is guaranteed throughout the term of the loan.

                                     S-111

--------------------------------------------------------------------------------
                X. THE WOODBURY OFFICE PORTFOLIO I MORTGAGE LOAN
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

 CUT-OFF DATE PRINCIPAL BALANCE:       $63,500,000

 LOAN PER SQUARE FOOT:                 $136

 % OF INITIAL MORTGAGE POOL BALANCE:   3.3%

 LOAN PURPOSE:                         Acquisition

 MORTGAGE INTEREST RATE:               5.270% per annum

 INTEREST CALCULATION:                 Actual/360

 FIRST PAYMENT DATE:                   May 11, 2005

 AMORTIZATION TERM:                    Interest Only

 ANTICIPATED REPAYMENT DATE:           NAP(1)

 HYPERAMORTIZATION:                    NAP(1)

 MATURITY DATE:                        April 11, 2010

 MATURITY BALANCE:                     $63,500,000

 BORROWER:                             See "--The Borrower and Sponsor"
                                       below

 SPONSOR:                              Howard L. Parnes, James J. Houlihan,
                                       Craig Koenigsberg

 PREPAYMENT:                           Prepayment permitted (with prepayment
                                       consideration) commencing after
                                       September 17, 2006. Prepayment
                                       permitted without penalty three months
                                       prior to the maturity date.

 UP-FRONT RESERVES:                    Tax and Insurance Reserve(2)
                                       Deferred Maintenance Reserve(3)
                                       TI/LC/Capital Improvements Reserve(4)
                                       TI Obligations Reserve(5)

 ONGOING RESERVES:                     Tax and Insurance Reserve(2)
                                       Ongoing Replacement Reserve(6)
                                       TI/LC Reserve(7)

 LOCKBOX:                              Hard(8)

 OTHER DEBT:                           Mezzanine Financing
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         MORTGAGED PROPERTY INFORMATION
--------------------------------------------------------------------------------

 SINGLE ASSET/PORTFOLIO:     Portfolio

 PROPERTY TYPE:              Office

 LOCATION:                   Woodbury, New York

 YEAR BUILT:                 1966 - 1984

 YEAR RENOVATED:             1990 - 2004 and ongoing

 SQUARE FEET:                465,997

 OCCUPANCY:                  93.9%(9)

 OCCUPANCY DATE:             March 17, 2005

 OWNERSHIP INTEREST:         Fee

 PROPERTY MANAGEMENT:        Woodbury Office Management LLC, an affiliate
                             of the Borrower

 U/W NCF:                    $5,081,902

 U/W NCF DSCR:               1.50x

 APPRAISED VALUE:            $85,350,000

 APPRAISAL AS OF DATE:       February 9, 2005

 CUT-OFF DATE LTV RATIO:     74.4%

 MATURITY LTV RATIO:         74.4%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(1)   NAP means not applicable.

(2)   The Woodbury Office Portfolio I Borrower deposited $288,683 into a tax and insurance reserve. In addition, the Woodbury Office Portfolio I
      Borrower is required to make monthly tax and insurance payments in the amount of one twelfth of the estimated annual costs of real estate taxes and required insurance with respect to the Woodbury Office Portfolio I
      Mortgaged Properties. For so long as the Woodbury Office Portfolio I
      Borrower has deposited $63,716 into the tax and insurance reserve and certain conditions set forth in the related loan documents are met, the
      Woodbury Office Portfolio I Borrower will not be required to deposit amounts with respect to insurance in the tax and insurance reserve.

(3)   The Woodbury Office Portfolio I Borrower deposited $243,000 into a deferred maintenance reserve.

(4)   The Woodbury Office Portfolio I Borrower deposited $824,000 into a tenant improvement/leasing commission/capital improvements reserve.

(5)   The Woodbury Office Portfolio I Borrower deposited $118,000 into a tenant improvement obligations reserve.

(6)   The Woodbury Office Portfolio I Borrower is required to make monthly deposits into an ongoing replacement reserve in an amount equal to one twelfth of the annual replacement amount determined in accordance with the related loan documents, which annual replacement amount is initially
      $93,199.40. In lieu of making such monthly deposits, however, the sponsors have guaranteed the payment of up to $150,000 with respect to ongoing replacements.

(7)   The Woodbury Office Portfolio I Borrower is required to make monthly deposits into a tenant improvement/leasing commission reserve in an amount equal to one twelfth of the annual rollover amount determined in accordance with the related loan documents, which annual rollover amount is initially $458,797.92. In lieu of making such monthly deposits, however, the sponsors have guaranteed the payment of up to $1,000,000 of tenant improvement/leasing commissions, which guaranteed amount shall be reduced to $500,000 upon the payment of 50% of the initial mortgage loan balance.

(8)   See "--Lockbox" below.

(9)   Calculated as a weighted average based upon allocated loan balances.

                                     S-112

----------------------------------------------------------------------------------------------------------
                                     MAJOR TENANT INFORMATION
----------------------------------------------------------------------------------------------------------
                                                                      APPROXIMATE       % TOTAL
              TENANT(1)                          PROPERTY             SQUARE FEET   SQUARE FEET(2)
----------------------------------------------------------------------------------------------------------

                                      111, 150 Crossways Park West,
CSC Holdings Inc. ...................    420 Crossways Park Drive       116,250           24.9%
Goldring International Inc. .........    100 Crossways Park West         45,465            9.8
Bankers Life Insurance Company of
 New York ...........................  65 Froehlich Farm Boulevard       26,338            5.7
Xerox Corporation ...................  105 Froehlich Farm Boulevard      25,420            5.5
Polar Electro Inc.(6) ...............    370 Crossways Park Drive        25,000            5.4
                                                                        -------           ----
TOTAL ...............................                                   238,473           51.2%
                                                                        =======           ====
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                          APPROXIMATE % OF         RENT                        LEASE
              TENANT(1)                OCCUPIED BASE RENT (2)     PSF(3)    RATINGS(4)    EXPIRATION DATE
----------------------------------------------------------------------------------------------------------

CSC Holdings Inc. ...................            18.0%         $ 15.00        B1/BB-    6/30/2009
Goldring International Inc. .........            11.3          $ 24.09          NR       1/31/2010(5)
Bankers Life Insurance Company of
 New York ...........................             7.8          $ 28.60          NR      8/31/2007
Xerox Corporation ...................             6.2          $ 23.76        Ba2/BB    11/30/2009
Polar Electro Inc.(6) ...............             3.3          $ 12.84          NR      8/31/2009
                                                 ----
TOTAL ...............................            46.5%
                                                 ====
----------------------------------------------------------------------------------------------------------

(1)   The tenants in the Woodbury Office Portfolio I Mortgaged Properties shown are the top five tenants by square footage, ranked in descending order of
      Approximate % of Occupied Base Rent.

(2)   The percentages of total square feet and total base revenues are based on the aggregate square feet and aggregate underwritten base revenues, respectively, of all the Woodbury Office Portfolio I Mortgaged
      Properties.

(3)   Based on in-place base rent.

(4)   Credit ratings are those of Moody's and Fitch, respectively. NR means not rated.

(5)   Goldring International Inc. has 35,000 square feet expiring on January
      31, 2010 with an additional 10,465 square feet expiring on May 31, 2010.

(6)   Polar Electro Inc. currently leases but does not occupy the property
      (25,000 square feet) at 370 Crossways Park Drive through August 2009 at
      $320,942 ($12.84/square foot) per year. Certain principals of the borrower have master leased the property at 370 Crossways Park Drive at the current in-place rent for a term expiring on the earlier of August
      31, 2009 or the re-leasing of the space at terms satisfying the requirements of the mortgage loan documents. In the event the space is re-leased at less than the current in-place rent, the liability of certain principals of the borrower will be reduced proportionally.

----------------------------------------------------------------------------------------------------------------
                                        LEASE EXPIRATION INFORMATION
----------------------------------------------------------------------------------------------------------------
                      APPROXIMATE       AS %      CUMULATIVE %    APPROXIMATE      AS % OF    CUMULATIVE % OF
                        EXPIRING      OF TOTAL      OF TOTAL     EXPIRING BASE   TOTAL BASE     TOTAL BASE
        YEAR          SQUARE FEET   SQUARE FEET    SQUARE FEET      REVENUES      REVENUES      REVENUES(1)
----------------------------------------------------------------------------------------------------------------

        2005             24,847          5.3%           5.3%      $   635,522         6.0%           6.0%
        2006             25,808          5.5           10.9           759,400         7.2           13.2%
        2007             54,559         11.7           22.6         1,511,262        14.3           27.5%
        2008             25,375          5.4           28.0           666,124         6.3           33.8%
        2009            201,728         43.3           71.3         3,631,786        34.4           68.2%
        2010             66,921         14.4           85.7         1,700,797        16.1           84.3%
        2011             16,998          3.6           89.3           408,870         3.9           88.2%
        2012              3,770          0.8           90.1            94,869         0.9           89.1%
        2013              7,705          1.7           91.8           204,356         1.9           91.0%
        2014              4,064          0.9           92.7            97,536         0.9           91.9%
   2015 and beyond            0            0           92.7                 0           0           91.9%
       Vacant            34,222          7.3          100.0           853,369         8.1          100.0%
                        -------        -----          -----       -----------       -----          -----
        TOTAL           465,997        100.0%         100.0%      $10,563,890       100.0%         100.0%
                        =======        =====          =====       ===========       =====          =====
----------------------------------------------------------------------------------------------------------------

     The Borrowers and Sponsor. The borrowers under the Woodbury Office
Portfolio I Loan are Lake Park 400 Crossways Park Drive LLC and CLK-HP 400
Crossways Park Drive LLC, as tenants in common, Lake Park 370 Crossways Park
Drive LLC and CLK-HP 370 Crossways Park Drive LLC, as tenants in common, Lake
Park 420 Crossways Park Drive LLC and CLK-HP 420 Crossways Park Drive LLC, as
tenants in common, Lake Park 111 Crossways Park West LLC and CLK-HP 111
Crossways Park West LLC, as tenants in common, Lake Park 150 Crossways Park
West LLC and CLK-HP 150 Crossways Park West LLC, as tenants in common, Lake
Park 7600 Jericho Turnpike LLC and CLK-HP 7600 Jericho Turnpike LLC, as tenants in common, Lake Park 100 Crossways Park West LLC and CLK-HP 100 Crossways Park
West LLC, as tenants in common, Lake Park 185-205 Froehlich Farm LLC and CLK-HP
185-205 Froehlich Farm LLC, as tenants in common, Lake Park 105 Froehlich Farm
LLC and CLK-HP 105 Froehlich Farm LLC, as tenants in common and Lake Park 65
Froehlich Farm LLC and CLK-HP 65 Froehlich Farm LLC, as tenants in common
(collectively, the "Woodbury Office Portfolio I Borrower"), each a single member, single-purpose Delaware limited liability company. The Woodbury Office
Portfolio I Borrower is sponsored by Howard L. Parnes, James J. Houlihan and
Craig Koenigsberg.

     The Mortgage Loan. The Woodbury Office Portfolio I Mortgage Loan was
originated on March 17, 2005, and has a cut-off date principal balance of
$63,500,000. The Woodbury Office Portfolio I Mortgage Loan is a five-year loan with a stated maturity date of April 11, 2010. The Woodbury Office Portfolio I
Mortgage Loan will accrue interest on an Actual/360 Basis. Up to its stated
maturity date, in the absence of default, the Woodbury Office Portfolio I
Mortgage Loan will accrue interest at a fixed rate of 5.270% per annum. On the eleventh day of each month through and including March 11, 2010, the Woodbury
Office Portfolio I Mortgage Borrower is required to make interest-only payments calculated on the outstanding principal balance of the Woodbury Office
Portfolio I Mortgage Loan. The remaining principal balance of Woodbury Office
Portfolio I Mortgage Loan, together with all accrued and unpaid interest thereon, is due on the stated maturity date.

                                     S-113

     The Woodbury Office Portfolio I Borrower is prohibited from voluntarily prepaying the Woodbury Office Portfolio I Mortgage Loan in whole or in part until September 18, 2006.

     After September 17, 2006, provided no event of default of the Woodbury
Office Portfolio I Mortgage Loan has occurred and is continuing, the Woodbury
Office Portfolio I Borrower may prepay the Woodbury Office Portfolio I Mortgage
Loan in whole by paying an amount equal to: (a) the outstanding principal balance of the Woodbury Office Portfolio I Mortgage Loan, together with all accrued and unpaid interest and all other sums due under the Woodbury Office
Portfolio I Mortgage Loan up to the date of release; plus (b) prepayment consideration equal to the greater of (i) one percent (1%) of the principal amount of the Woodbury Office Portfolio I Mortgage Loan being prepaid, and (ii)
the present value as of the date of prepayment of the monthly payments of interest only which would be due based on the outstanding principal balance of the Woodbury Office Portfolio I Mortgage Loan.

     After September 17, 2006, provided no event of default of the Woodbury
Office Portfolio I Mortgage Loan has occurred and is continuing, the Woodbury
Office Portfolio I Borrower may prepay the Woodbury Office Portfolio I Mortgage
Loan in part and obtain the release of a Woodbury Office Portfolio I Mortgaged
Property by paying the following amount: (a) 112.7% of the product of (i) the quotient obtained by dividing the amount of the loan allocated to the Woodbury
Office Portfolio I Mortgaged Property being released by the sum of the loan amount originally allocated to all the Woodbury Office Portfolio I Mortgaged
Properties and (ii) the outstanding principal balance of the Woodbury Office
Portfolio I Mortgage Loan; plus (b) prepayment consideration equal to the greater of (i) one percent (1%) of the principal amount of the Woodbury Office
Portfolio I Mortgage Loan being prepaid, and (ii) the present value as of the date of prepayment of the monthly payments of interest only which would be due based on the principal amount of the Woodbury Office Portfolio I Mortgage Loan.

     After the date that is three months immediately preceding the stated
maturity date, the Woodbury Office Portfolio I Borrower may prepay the Woodbury
Office Portfolio I Mortgage Loan, in whole or in part, without payment of any prepayment consideration.

     The Mortgaged Properties. The Woodbury Office Portfolio I Mortgage Loan is
secured by a first priority mortgage lien on the fee simple interests in the
Woodbury Office Portfolio I Mortgaged Properties. The Woodbury Office Portfolio
I Mortgaged Properties consist of 10 office buildings with an aggregate of approximately 465,997 square feet of net rentable area located in Woodbury, New
York. The Woodbury Office Portfolio I Borrower reports that it has undertaken various capital improvement programs for several of the properties as part of its on-going program of improving and maintaining the buildings. The two largest properties in the portfolio are the 100 Crossways Park West and 7600
Jericho Turnpike. Together these buildings total approximately 195,794 square feet (42% of aggregate portfolio square feet) and report occupancy levels, based on square footage leased, of 87.9% and 100.0%, respectively. The Woodbury
Office Portfolio I Mortgaged Properties are occupied by more than 75 tenants that represent a diverse range of companies and industries including firms in financial services, insurance, legal, telecommunications and technology. The four largest tenants occupy approximately 213,473 square feet (45.8% of aggregate portfolio square feet) and represent approximately 39.7% of the aggregated portfolio's total base rent. The average base rent of the Woodbury
Office Portfolio I Mortgaged Properties is approximately $22.49 per square foot, excluding vacant space. As of March 17, 2005, the weighted average occupancy of the Woodbury Office Portfolio I Mortgaged Properties based on allocated loan balances was 93.9%.

----------------------------------------------------------------------------------------------------------------
                            THE WOODBURY OFFICE PORTFOLIO I MORTGAGED PROPERTIES
----------------------------------------------------------------------------------------------------------------
                                                YEAR   APPROXIMATE                 APPRAISED      ALLOCATED
          PROPERTY(1)             LOCATION     BUILT   SQUARE FEET   OCCUPANCY       VALUE       LOAN AMOUNT
----------------------------------------------------------------------------------------------------------------

100 Crossways Park West         Woodbury, NY    1969     134,219        87.9%    $21,200,000    $15,772,701
7600 Jericho Turnpike           Woodbury, NY    1969      61,575       100.0%     11,600,000      8,630,346
150 Crossways Park West         Woodbury, NY    1968      50,000       100.0%     10,000,000      7,439,953
65 Froehlich Farm Boulevard     Woodbury, NY    1978      41,641        90.7%      8,300,000      6,175,161
105 Froehlich Farm Boulevard    Woodbury, NY    1984      32,756       100.0%      7,200,000      5,356,766
420 Crossways Park Drive        Woodbury, NY    1968      35,000       100.0%      7,100,000      5,282,367
111 Crossways Park West         Woodbury, NY    1968      31,250       100.0%      6,400,000      4,761,570
185-205 Froehlich Farm
 Boulevard                      Woodbury, NY    1976      30,373       100.0%      6,000,000      4,463,972
370 Crossways Park Drive        Woodbury, NY    1969      25,000       100.0%      4,300,000      3,199,180
400 Crossways Park Drive        Woodbury, NY    1966      24,183        41.6%      3,250,000      2,417,985
                                                         -------                 -----------    -----------
TOTAL/WEIGHTED AVERAGE                                   465,997                 $85,350,000    $63,500,000
                                                         =======                 ===========    ===========
----------------------------------------------------------------------------------------------------------------

(1)   The properties are ranked by allocated loan amount.

                                     S-114

     Lockbox. The Woodbury Office Portfolio I Borrower is required to deposit, or cause to be deposited, all gross income from the Woodbury Office Portfolio I
Mortgaged Properties into a clearing account at North Fork Bank under the sole control of the mortgagee. On the last business day of each week and at any time the funds on deposit in the clearing account are equal to or greater than
$100,000, North Fork will disburse the funds on deposit in the clearing account to the lockbox account established with Wachovia Bank (the "Woodbury Office
Portfolio I Lockbox Bank"). The Woodbury Office Portfolio I Lockbox Bank will allocate (without disbursing) the funds on deposit in the lockbox account in the following order, and on each monthly payment date, the lockbox bank will withdraw all funds on deposit in the lockbox account and disburse such funds in the following order: first, to the tax and insurance account for the payment of the required monthly tax and insurance escrow; second, to the monthly debt service with respect to the Woodbury Office Portfolio I Mortgage Loan for the
payment of monthly debt service and other amounts due under the loan documents;
third, to the replacement reserve account for the payment of the required monthly deposit for replacement reserves; fourth, to the rollover reserve account for the payment of tenant improvement and leasing commission obligations; fifth, to the operating expenses reserve account, for all expenditures relating to the operation, maintenance and management of the mortgaged real property; sixth, to fund the mezzanine collection subaccount if the mezzanine loan is outstanding; and seventh, provided no event of default then exists, to the Woodbury Office Portfolio I Borrower.

     Terrorism Coverage. The Woodbury Office Portfolio I Borrower is required, in accordance with the related loan documents, to maintain insurance against certain specified acts of terrorism, provided that Woodbury Office Portfolio I
Borrower shall not be required to incur a cost for such terrorism coverage that is in excess of $350,000 annually. In the event that the annual premium for terrorism coverage in an amount equal to the full replacement cost of the
Woodbury Office Portfolio I Mortgaged Properties exceeds $350,000, Woodbury
Office Portfolio I Borrower will be required to maintain as much terrorism coverage as is available for a premium equal to the $350,000.

     Mezzanine Financing. Lake Park Five LLC, a Delaware limited liability company and CLK-HP Five LLC, a Delaware limited liability company
(collectively, the "Woodbury Office Portfolio I Mezzanine Borrowers") obtained mezzanine financing in the amount of $8,031,250 (the "Woodbury Portfolio
Mezzanine Loan") from Reckson Tilles Mezz Lender LLC (the "Woodbury Office
Portfolio I Mezzanine Lender"). The Woodbury Office Portfolio I Mezzanine Loan
is subject to an intercreditor agreement between the mortgagee and the Woodbury
Office Portfolio I Mezzanine Lender. The intercreditor agreement provides, among other things, that (a) the Woodbury Office Portfolio I Mezzanine Lender will have certain rights to cure defaults under the Woodbury Office Portfolio I
Mortgage Loan, (b) upon the occurrence of an event of default under the
Woodbury Office Portfolio I Mortgage Loan, no payments will be retained by the
Woodbury Office Portfolio I Mezzanine Lender on the Woodbury Office Portfolio I
Mezzanine Loan until all payments that are due or that will become due under the Woodbury Office Portfolio I Mortgage Loan are paid in full to the mortgagee, (c) the Woodbury Office Portfolio I Mezzanine Lender may not amend or modify the Woodbury Office Portfolio I Mezzanine Loan in certain respects without the consent of the mortgagee, (d) the Woodbury Office Portfolio I
Mezzanine Lender is not permitted to transfer more than 49% of its beneficial interest in the Woodbury Office Portfolio I Mezzanine Loan unless such transfer is to a transferee meeting certain requirements or unless a confirmation from each rating agency that such action will not result in a downgrade, qualification or withdrawal of any of the ratings assigned to the series
2005-C2 certificates has been received, (e) if the Woodbury Office Portfolio I
Mortgage Loan is accelerated or becomes a specially serviced mortgage loan or if the mortgagee exercises any right or remedy under the related loan documents with respect to the Woodbury Office Portfolio I Borrower or the Woodbury Office
Portfolio I Mortgaged Properties, the Woodbury Office Portfolio I Mezzanine
Lender has the right to purchase the mortgage loan, in whole but not in part, for a price generally equal to the outstanding principal balance thereof, together with all accrued interest thereon, and any advances made by the mortgagee or its servicer under the subject mortgage loan and any interest thereon.

                                     S-115

LOAN COMBINATIONS

     General. The mortgage pool will include five (5) mortgage loans that are each part of a separate loan combination. Each of those loan combinations consists of the particular mortgage loan that we intend to include in the trust and one or more other mortgage loans that we will not include in the trust.
Each mortgage loan comprising a particular loan combination is evidenced by a separate promissory note. The aggregate debt represented by the entire loan combination, however, is secured by the same mortgage(s) or deed(s) of trust on the related mortgaged real property or properties. The mortgage loans constituting a particular loan combination are obligations of the same borrower and are cross-defaulted. The allocation of payments to the respective mortgage loans comprising a loan combination, whether on a senior/subordinated or a pari passu basis (or some combination thereof), is either effected through a co-lender agreement or other intercreditor arrangement to which the respective holders of the subject promissory notes are parties and/or may be reflected in the subject promissory notes and/or a common loan agreement. Such co-lender agreement or other intercreditor arrangement will, in general, govern the respective rights of the noteholders, including in connection with the servicing of the respective mortgage loans comprising a loan combination.
Further, each such co-lender agreement or other intercreditor arrangement will generally prohibit the transfer of the ownership of any mortgage loan that is part of a loan combination to any person or entity other than: institutional lenders, institutional investors, investment funds or other substantially similar institutions, affiliates of the foregoing, or a trustee of a rated securitization trust that, in each such case, exceed a minimum net worth, surplus or shareholder equity requirement and are regularly engaged in the business of making or owning mortgage loans similar to the underlying mortgage loans.

     Set forth below is a brief description of the co-lender arrangement regarding the five (5) underlying mortgage loans that are each part of a separate loan combination.

     The Macquarie DDR Portfolio II Mortgage Loan. The Macquarie DDR Portfolio
II Mortgage Loan, which has a cut-off date principal balance of $157,250,000 and represents 8.1% of the initial mortgage pool balance, is part of a loan combination comprised of two (2) mortgage loans that are both secured by the
Macquarie DDR Portfolio II Mortgaged Properties. The Macquarie DDR Portfolio II
Mortgage Loan is pari passu in right of payment with the Macquarie DDR
Portfolio II Pari Passu Non-Trust Loan; provided, however, that, except in connection with an event of default with respect to the Macquarie DDR Portfolio
II Loan Combination, any repayment or prepayment of the Macquarie DDR Portfolio
II Loan Combination, including in connection with a casualty or condemnation, will be applied first to the Macquarie DDR Portfolio II Pari Passu Non-Trust
Loan until repaid in full. In connection with an event of default with respect to the Macquarie DDR Portfolio II loan combination, such amounts will be applied on a pro rata and pari passu basis. In addition, prior to any defeasance of the Macquarie DDR Portfolio II Mortgage Loan, the Macquarie DDR
Portfolio II Borrower must prepay the Macquarie DDR Portfolio II Pari Passu
Non-Trust Loan in full. The Macquarie DDR Portfolio II Pari Passu Non-Trust
Loan has an unpaid principal balance as of the cut-off date of $26,450,000 and is currently held by the related mortgage loan seller or an affiliate of the related mortgage loan seller. See "--Significant Underlying Mortgage Loans--The
Macquarie DDR Portfolio II Mortgage Loan" above for a more detailed description of the Macquarie DDR Portfolio II Mortgage Loan. See also "Servicing of the
Underlying Mortgage Loans--The Series 2005-C2 Controlling Class Representative
and the Non-Trust Loan Noteholders" in this prospectus supplement for a more detailed description of certain rights of the Macquarie DDR Portfolio II Pari
Passu Non-Trust Loan Noteholders. The Macquarie DDR Portfolio II Pari Passu
Non-Trust Loan will be serviced, along with the Macquarie DDR Portfolio II
Mortgage Loan, under the series 2005-C2 pooling and servicing agreement by the master servicer and the special servicer, generally as if each such Non-Trust
Loan was a mortgage loan in the trust.

     Co-Lender Agreement. The Macquarie DDR Portfolio II Co-Lender Agreement,
dated as of March 9, 2004, between the two holders of the promissory notes (one of which evidences the Macquarie DDR Portfolio II Mortgage Loan) that collectively evidence the Macquarie DDR Portfolio II Loan Combination, generally provides that:

     o    Consent Rights. The holder of the Macquarie DDR Portfolio II Mortgage
          Loan, directly or through a representative (which representative, under the series 2005-C2 pooling and servicing agreement, will be the series 2005-C2 controlling class representative), will have the ability to advise and direct the master servicer and/or the special servicer with respect to certain specified servicing actions regarding the Macquarie DDR Portfolio II Loan Combination, including those involving foreclosure or material modification of the Macquarie DDR
          Portfolio II Mortgage Loan and the Macquarie DDR Portfolio II Pari
          Passu Non-Trust Loan. The Macquarie DDR Portfolio II Non-Trust Loan
          Noteholder will have the ongoing right, directly or through a representative, to consult with the master servicer and/or the special servicer with respect to various servicing matters affecting the
          Macquarie DDR Portfolio II Loan Combination, including the Macquarie
          DDR Portfolio II Mortgage Loan (provided that such consultation rights will be non-binding).

                                     S-116

     o    Purchase Option. If and for so long as the Macquarie DDR Portfolio II
          Loan Combination is specially serviced and a scheduled payment on such
          Loan Combination is at least 60 days delinquent, the Macquarie DDR
          Portfolio II Pari Passu Non-Trust Loan Noteholder (or its assignee)
          has the option to purchase the Macquarie DDR Portfolio II Mortgage
          Loan at a price generally equal to the unpaid principal balance of the
          Macquarie DDR Portfolio II Mortgage Loan, together with all accrued unpaid interest on that loan (other than Default Interest) to but not including the date of such purchase, and any servicing compensation, advances and interest on advances payable or reimbursable to any party to the series 2005-C2 pooling and servicing agreement pursuant thereto
          (but exclusive of any prepayment consideration and late payment charges).

     Priority of Payments. Pursuant to the Macquarie DDR Portfolio II Co-Lender
Agreement, all amounts received with respect to the Macquarie DDR Portfolio II
Loan Combination will generally be allocated between the two (2) mortgage loans comprising the Macquarie DDR Portfolio II Loan Combination on a pro rata and pari passu basis, provided however, that, except in connection with an event of default with respect to the Macquarie DDR Portfolio II Loan Combination, any
repayment or prepayment of the Macquarie DDR Portfolio II Loan Combination,
including in connection with a casualty or condemnation, will be applied first to the Macquarie DDR Portfolio II Pari Passu Non-Trust Loan until repaid in full. In connection with an event of default with respect to the Macquarie DDR
Portfolio II Loan Combination, such amounts will be applied on a pro rata and pari passu basis. In addition, prior to any defeasance of the Macquarie DDR
Portfolio II Mortgage Loan, the Macquarie DDR Portfolio II Borrower must prepay the Macquarie DDR Portfolio II Pari Passu Non-Trust Loan in full.

     The Bay Colony Corporate Center Mortgage Loan. The Bay Colony Corporate
Center Mortgage Loan, which has a cut-off date principal balance of
$145,000,000 and represents 7.5% of the initial mortgage pool balance, is part of a loan combination comprised of three (3) mortgage loans that are all secured by the Bay Colony Corporate Center Mortgaged Property. The two (2) Bay
Colony Corporate Center Non-Trust Loans have principal balances as of the cut-off date of $27,500,000 and $27,500,000, respectively, and are both currently held by the same third-party institutional noteholder. The Bay Colony
Corporate Center Non-Trust Loans are pari passu in right of payment with each other. The Bay Colony Corporate Center Mortgage Loan is, following certain uncured events of default with respect to the Bay Colony Corporate Center Loan
Combination, senior in right of payment to the Bay Colony Corporate Center
Non-Trust Loans. See also "--Significant Underlying Mortgage Loans--The Bay
Colony Corporate Center Mortgage Loan" above for a more detailed description of the Bay Colony Corporate Center Mortgage Loan. See "Servicing of the Underlying
Mortgage Loans--The Series 2005-C2 Controlling Class Representative and the
Non-Trust Loan Noteholders" in this prospectus supplement for a more detailed description of certain rights of the Bay Colony Corporate Center Non-Trust Loan
Noteholders. Each Bay Colony Corporate Center Non-Trust Loan will be serviced, along with the Bay Colony Corporate Center Mortgage Loan, under the series
2005-C2 pooling and servicing agreement by the master servicer and the special servicer, generally as if such Non-Trust Loan was a mortgage loan in the trust.

     Co-Lender Agreement. The three (3) holders of the mortgage loans comprising the Bay Colony Corporate Center Loan Combination are bound by the terms and provisions of the Bay Colony Corporate Center Co-Lender Agreement,
dated as of a date in April 2005, which generally provides that:

     o    Consent Rights. The Loan Combination Controlling Party for the Bay
          Colony Corporate Center Loan Combination will have the ability to advise and direct the master servicer and/or the special servicer with respect to certain specified servicing actions regarding the Bay
          Colony Corporate Center Loan Combination, including those involving foreclosure or material modification of the Bay Colony Corporate
          Center Mortgage Loan and the Bay Colony Corporate Center Non-Trust
          Loans. As of any date of determination, the Loan Combination
          Controlling Party for the Bay Colony Corporate Center Loan Combination
          will be (1) the Bay Colony Corporate Center Non-Trust Loan
          Noteholders, acting jointly or their respective designees, if for so long as the aggregate unpaid principal balance of the Bay Colony
          Corporate Center Non-Trust Loans, net of that portion of any existing
          Appraisal Reduction Amount with respect to the Bay Colony Corporate
          Center Loan Combination that is allocable to the Bay Colony Corporate
          Center Non-Trust Loans, is no less than 27.5% of an amount equal to
          (i) the original aggregate principal balance of the Bay Colony
          Corporate Center Non-Trust Loans minus (ii) any principal payments allocated to and received on the Bay Colony Corporate Center Non-Trust
          Loans made by the related borrower, and (2) otherwise, the holder of the Bay Colony Corporate Center Mortgage Loan, acting directly or through a representative (which representative, under the series
          2005-C2 pooling and servicing agreement, will be the series 2005-C2 controlling class representative). See "Servicing of the Underlying
          Mortgage Loans--The Series 2005-C2 Controlling Class Representative
          and the Non-Trust Loan Noteholders" in this prospectus supplement.

                                     S-117

     o    Purchase Option. If and for so long as the Bay Colony Corporate Center
          Loan Combination is specially serviced and, further, upon the date when a scheduled payment on the Bay Colony Corporate Center Loan
          Combination becomes at least 60 days delinquent, the Bay Colony
          Corporate Center Non-Trust Loan Noteholders (or their respective assignees) will have the option to purchase the Bay Colony Corporate
          Center Mortgage Loan at a price generally equal to the unpaid principal balance of the Bay Colony Corporate Center Mortgage Loan, together with all accrued unpaid interest thereon (other than Default
          Interest) to but not including the date of such purchase, and any servicing compensation, advances and interest on advances payable or reimbursable to any party to the series 2005-C2 pooling and servicing agreement pursuant thereto (but exclusive of any prepayment consideration and late payment charges).

     o    Cure Rights. The Bay Colony Corporate Center Non-Trust Loan
          Noteholders have the assignable right to cure a monetary default or a default susceptible to cure by the payment of money, within 10 business days of the later of (a) receipt by the Bay Colony Corporate
          Center Non-Trust Loan Noteholders of notice of the subject event of default and (b) the expiration of the applicable grace period for the subject event of default; provided that (x) no more than six such cure events are permitted during the term of the Bay Colony Corporate
          Center Loan Combination and (y) no more than three cure events are permitted within any 12-month period, whether or not consecutive.

     Priority of Payments. Pursuant to the Bay Colony Corporate Center
Co-Lender Agreement, following the allocation of payments to each mortgage loan in the Bay Colony Corporate Center Loan Combination in accordance with the related loan documents, unless there exist either (a) certain monetary events of default as to the Bay Colony Corporate Center Mortgage Loan for which the
Bay Colony Corporate Center Non-Trust Loan Noteholders or their respective designees have not exercised its cure rights as described under "--Loan
Combinations--The Bay Colony Corporate Center Mortgage Loan--Co-Lender
Agreement--Cure Rights" above, or (b) certain non-monetary events of default with respect to the Bay Colony Corporate Center Mortgage Loan at a time when the Bay Colony Corporate Center Mortgage Loan is being specially serviced, collections on the Bay Colony Corporate Center Loan Combination will be allocated (after application to certain related unreimbursed or unpaid costs and expenses, including outstanding advances, together with interest thereon, and unpaid servicing compensation) generally in the following manner:

     o    first, to the Bay Colony Corporate Center Mortgage Loan, in an amount equal to all accrued and unpaid interest (other than Default Interest)
          on the principal balance thereof (net of related master servicing fees), until all such interest is paid in full;

     o    second, to the Bay Colony Corporate Center Mortgage Loan, in an amount equal to (a) all voluntary principal prepayments attributable to the
          Bay Colony Corporate Center Mortgage Loan in accordance with the related loan document, (b) all unscheduled principal payments on account of the application of insurance or condemnation proceeds attributable to the Bay Colony Corporate Center Mortgage Loan in
          accordance with the related loan documents and (c) the amount of the maturity date principal payment attributable to the Bay Colony
          Corporate Center Mortgage Loan in accordance with the related loan documents;

     o    third, to the Bay Colony Corporate Center Non-Trust Loans, in an
          amount equal to all accrued and unpaid interest (other than Default
          Interest) on the unpaid principal balance thereof (net of related master servicing fees), until all such interest is paid in full;

     o    fourth, to the Bay Colony Corporate Center Non-Trust Loans in an
          amount equal to (a) all voluntary principal prepayments attributable to the Bay Colony Corporate Center Non-Trust Loans in accordance with the related loan documents, (b) all unscheduled principal payments on account of the application of insurance or condemnation proceeds attributable to the Bay Colony Corporate Center Non-Trust Loans in
          accordance with the related loan documents and (c) the amount of the maturity date principal payment attributable to the Bay Colony
          Corporate Center Non-Trust Loans in accordance with the related loan documents;

     o    fifth, to the Bay Colony Corporate Center Mortgage Loan, any prepayment consideration attributable to the Bay Colony Corporate
          Center Mortgage Loan in accordance with the related loan documents;

     o    sixth, to the Bay Colony Corporate Center Mortgage Loan, any late payment charges and Default Interest due in respect of the Bay Colony
          Corporate Center Mortgage Loan in accordance with the related loan documents (after application as provided in the applicable servicing agreement);

     o    seventh, to the Bay Colony Corporate Center Non-Trust Loans, any
          prepayment consideration attributable to the Bay Colony Corporate
          Center Non-Trust Loans in accordance with the related loan documents;

                                     S-118

     o    eighth, to the Bay Colony Corporate Center Non-Trust Loans, any late payment charges and Default Interest due in respect of the Bay Colony
          Corporate Center Non-Trust Loans in accordance with the related loan documents (after application as provided in the applicable servicing agreement);

     o    ninth, to the Bay Colony Corporate Center Non-Trust Loans, up to the
          amount of any unreimbursed costs and expenses paid or advanced by the
          Bay Colony Corporate Center Non-Trust Loan Noteholders with respect to the Bay Colony Corporate Center Loan Combination pursuant to the Bay
          Colony Corporate Center Co-Lender Agreement or the applicable servicing agreement (including any unreimbursed cure payments by the
          Bay Colony Corporate Center Non-Trust Loan Noteholders in respect of an event of default with respect to the Bay Colony Corporate Center
          Mortgage Loan); and

     o    tenth, for such remaining purposes as are provided in the Bay Colony
          Corporate Center Co-Lender Agreement.

     In connection with the foregoing allocation of payments with respect to the Bay Colony Corporate Center Mortgage Loan and the Bay Colony Corporate
Center Non-Trust Loans, pursuant to the related loan documents, payments of principal are generally allocated to the Bay Colony Corporate Center Mortgage
Loan and the Bay Colony Corporate Center Non-Trust Loans on a pro rata and pari passu basis.

     Pursuant to the Bay Colony Corporate Center Co-Lender Agreement, during the continuance of: (a) certain monetary events of default with respect to the
Bay Colony Corporate Center Mortgage Loan for which the Bay Colony Corporate
Center Non-Trust Loan Noteholders or their respective designees have not exercised its cure rights as described under "--Loan Combinations--The Bay
Colony Corporate Center Mortgage Loan--Co-Lender Agreement--Cure Rights" above, or (b) certain non-monetary events of default with respect to the Bay Colony
Corporate Center Mortgage Loan at a time when the Bay Colony Corporate Center
Mortgage Loan is being specially serviced, collections on the Bay Colony
Corporate Center Loan Combination will be allocated (after application to certain related unreimbursed or unpaid costs and expenses, including outstanding advances, together with interest thereon, and unpaid servicing compensation) generally in the following manner:

     o    first, to the Bay Colony Corporate Center Mortgage Loan, in an amount equal to accrued and unpaid interest (excluding Default Interest) on the principal balance thereof (net of related master servicing fees);

     o    second, to the Bay Colony Corporate Center Mortgage Loan, in an amount equal to the principal balance thereof, until such principal balance has been reduced to zero;

     o    third, to the Bay Colony Corporate Center Non-Trust Loans in an amount equal to accrued and unpaid interest (excluding Default Interest) on the principal balance thereof (net of related master servicing fees);

     o    fourth, to the Bay Colony Corporate Center Non-Trust Loans in an
          amount equal to the principal balance thereof, until such principal balance has been reduced to zero;

     o    fifth, to the Bay Colony Corporate Center Mortgage Loan, any prepayment consideration attributable to the Bay Colony Corporate
          Center Mortgage Loan in accordance with the related loan documents;

     o    sixth, to the Bay Colony Corporate Center Mortgage Loan, any late payment charges and Default Interest due in respect of the Bay Colony
          Corporate Center Mortgage Loan in accordance with the related loan documents (after application as provided in the applicable servicing agreement);

     o    seventh, to the Bay Colony Corporate Center Non-Trust Loans, any
          prepayment consideration attributable to the Bay Colony Corporate
          Center Non-Trust Loans in accordance with the related loan documents;

     o    eighth, to the Bay Colony Corporate Center Non-Trust Loans, any late payment charges and Default Interest due in respect of the Bay Colony
          Corporate Center Non-Trust Loans in accordance with the related loan documents (after application as provided in the applicable servicing agreement);

     o    ninth, to the Bay Colony Corporate Center Mortgage Loan, any other amounts paid by the borrower under the Bay Colony Corporate Center
          Loan Combination and due in respect of the Bay Colony Corporate Center
          Mortgage Loan;

     o    tenth, to the Bay Colony Corporate Center Non-Trust Loans, any other amounts paid by the borrower under the Bay Colony Corporate Center
          Loan Combination and due in respect of the Bay Colony Corporate Center
          Non-Trust Loans;

                                     S-119

     o    eleventh, to the Bay Colony Corporate Center Non-Trust Loans, up to
          the amount of any unreimbursed costs and expenses paid or advanced by the Bay Colony Corporate Center Non-Trust Loan Noteholders with respect to the Bay Colony Corporate Center Loan Combination pursuant to the Bay Colony Corporate Center Co-Lender Agreement or the
          applicable servicing agreement; and

     o    twelfth, for such remaining purposes as are provided in the Bay Colony
          Corporate Center Co-Lender Agreement.

     The Boulevard Shops Mortgage Loan, the Dayton Mall Shoppes Mortgage Loan
and the Smoky Hill Mortgage Loan. The Boulevard Shops Mortgage Loan, which has a cut-off date principal balance of $11,000,000 and represents 0.6% of the initial mortgage pool balance, is part of a loan combination comprised of two
(2) mortgage loans that are both secured by the Boulevard Shops Mortgaged
Property. The Boulevard Shops Mortgage Loan is, during the continuation of certain events of default with respect to the Boulevard Shops Loan Combination, senior in right of payment to the Boulevard Shops Non-Trust Loan, which
Non-Trust Loan had an original principal balance of $500,000 and is held by one of our affiliates. See "Servicing of the Underlying Mortgage Loans--The Series
2005-C2 Controlling Class Representative and the Non-Trust Loan Noteholders" in
this prospectus supplement for a more detailed description of certain rights of the Boulevard Shops Non-Trust Loan Noteholder. The Boulevard Shops Non-Trust
Loan will be serviced, along with the Boulevard Shops Mortgage Loan, under the series 2005-C2 pooling and servicing agreement by the master servicer and the special servicer, generally as if that Non-Trust Loan was a mortgage loan in the trust. The Underwritten Debt Service Coverage Ratio and the Cut-off Date
Loan-to-Value Ratio for the entire Boulevard Shops Loan Combination (calculated as if it was a single underlying mortgage loan) are 1.14x and 83.6%, respectively. The Boulevard Shops Non-Trust Loan is cross-defaulted with the
Boulevard Shops Mortgage Loan.

     The Dayton Mall Shoppes Mortgage Loan, which has a cut-off date principal balance of $3,942,000 and represents 0.2% of the initial mortgage pool balance, is part of a loan combination comprised of two (2) mortgage loans that are both secured by the Dayton Mall Shoppes Mortgaged Property. The Dayton Mall Shoppes
Mortgage Loan is, during the continuation of certain events of default with respect to the Dayton Mall Shoppes Loan Combination, senior in right of payment to the Dayton Mall Shoppes Non-Trust Loan, which Non-Trust Loan had an original principal balance of $314,000 and is held by one of our affiliates. See
"Servicing of the Underlying Mortgage Loans--The Series 2005-C2 Controlling
Class Representative and the Non-Trust Loan Noteholders" in this prospectus supplement for a more detailed description of certain rights of the Dayton Mall
Shoppes Non-Trust Loan Noteholder. The Dayton Mall Shoppes Non-Trust Loan will be serviced, along with the Dayton Mall Shoppes Mortgage Loan, under the series
2005-C2 pooling and servicing agreement by the master servicer and the special servicer, generally as if that Non-Trust Loan was a mortgage loan in the trust.
The Underwritten Debt Service Coverage Ratio and the Cut-off Date Loan-to-Value
Ratio for the entire Dayton Mall Shoppes Loan Combination (calculated as if it was a single underlying mortgage loan) are 1.06x and 83.5%, respectively. The
Dayton Mall Shoppes Non-Trust Loan is cross-defaulted with the Dayton Mall
Shoppes Mortgage Loan.

     The Smoky Hill Mortgage Loan, which has a cut-off date principal balance of $3,650,000 and represents 0.2% of the initial mortgage pool balance, is part of a loan combination comprised of two (2) mortgage loans that are both secured by the Smoky Hill Mortgaged Property. The Smoky Hill Mortgage Loan is, during the continuation of certain events of default with respect to the Smoky Hill
Loan Combination, senior in right of payment to the Smoky Hill Non-Trust Loan, which Non-Trust Loan had an original principal balance of $228,750 and is held by one of our affiliates. See "Servicing of the Underlying Mortgage Loans--The
Series 2005-C2 Controlling Class Representative and the Non-Trust Loan
Noteholders" in this prospectus supplement for a more detailed description of certain rights of the Smoky Hill Non-Trust Loan Noteholder. The Smoky Hill
Non-Trust Loan will be serviced, along with the Smoky Hill Mortgage Loan, under the series 2005-C2 pooling and servicing agreement by the master servicer and the special servicer, generally as if that Non-Trust Loan was a mortgage loan in the trust. The Underwritten Debt Service Coverage Ratio and the Cut-off Date
Loan-to-Value Ratio for the entire Smoky Hill Loan Combination (calculated as if it was a single underlying mortgage loan) are 1.09x and 82.7%, respectively.
The Smoky Hill Non-Trust Loan is cross-defaulted with the Smoky Hill Mortgage
Loan.

     Co-Lender Agreement. The two holders of the mortgage loans comprising the
Boulevard Shops Loan Combination are bound by the terms and provisions of the
Boulevard Shops Co-Lender Agreement, dated as of a date in April 2005. The two holders of the mortgage loans comprising the Smoky Hill Loan Combination are bound by the terms and provisions of the Smoky Hill Co-Lender Agreement, dated as of a date in April 2005. The two holders of the mortgage loans comprising the Dayton Mall Shoppes Loan Combination are bound by the terms and provisions of the Dayton Mall Shoppes Co-Lender Agreement, dated as of a date in April
2005. Each of the Boulevard Shops Co-Lender Agreement, the Smoky Hill Co-Lender
Agreement and the Dayton Mall Shoppes Co-Lender Agreement generally includes the following provisions, among others:

                                     S-120

     o    Consent Rights. The Loan Combination Controlling Party for each of the
          Boulevard Shops Loan Combination, the Smoky Hill Loan Combination and
          the Dayton Mall Shoppes Loan Combination will have the ability to advise and direct the master servicer and/or the special servicer with respect to certain specified servicing actions regarding the subject
          Loan Combination, including those involving foreclosure or material modification of the related underlying mortgage loan and the related
          Non-Trust Loan (see "Servicing of the Underlying Mortgage Loans--The
          Series 2005-C2 Controlling Class Representative and the Non-Trust Loan
          Noteholders" in this prospectus supplement). As of any date of determination, the Loan Combination Controlling Party for the
          Boulevard Shops Loan Combination, the Smoky Hill Loan Combination and
          the Dayton Mall Shoppes Loan Combination will, in each case, be (A)
          the related Non-Trust Loan Noteholder or its designee, if and for so long as the unpaid principal balance of the related Non-Trust Loan, net of that portion of any existing Appraisal Reduction Amount with respect to the subject Loan Combination that is allocable to such
          Non-Trust Loan, is equal to or greater than 25% of the original principal balance of such Non-Trust Loan, and (B) otherwise, the holder of the underlying mortgage loan or its designee (which designee, in accordance with the series 2005-C2 pooling and servicing agreement, will be the series 2005-C2 controlling class
          representative).

     o    Purchase Option. If and for so long as the subject Loan Combination is specially serviced and, further, upon the date when a scheduled payment on such Loan Combination becomes at least 60 days delinquent, the related Non-Trust Loan Noteholder (or its assignee) will have the option to purchase the underlying mortgage loan at a price generally equal to the unpaid principal balance of such underlying mortgage loan, together with all accrued unpaid interest on that loan (other than Default Interest) to but not including the date of such purchase, and any servicing compensation, advances and interest on advances payable or reimbursable to any party to the series 2005-C2 pooling and servicing agreement pursuant thereto (but exclusive of any prepayment consideration and late payment charges).

     Priority of Payments. Pursuant to the each of the Boulevard Shops
Co-Lender Agreement, the Smoky Hill Co-Lender Agreement and the Dayton Mall
Shoppes Co-Lender Agreement, following the allocation of payments to each mortgage loan in the subject Loan Combination in accordance with the related loan documents, unless there exist either (a) certain monetary events of default as to the related underlying mortgage loan or (b) certain non-monetary events of default with respect to the related underlying mortgage loan at a time when the related underlying mortgage loan is being specially serviced, collections on the subject Loan Combination will be allocated (after application to certain related unreimbursed or unpaid costs and expenses, including outstanding advances, together with interest thereon, and unpaid servicing compensation) to the related underlying mortgage loan and the related
Non-Trust Loan generally in the following manner:

     o    first, to the related underlying mortgage loan, in an amount equal to all accrued and unpaid interest (other than Default Interest) on the principal balance thereof (net of related master servicing fees), until all such interest is paid in full;

     o    second, to the related underlying mortgage loan, in an amount equal to
          (a) all scheduled principal payments attributable to the related underlying mortgage loan in accordance with the related loan documents, (b) all voluntary principal prepayments attributable to the related underlying mortgage loan in accordance with the related loan documents, (c) all unscheduled principal payments on account of the application of insurance or condemnation proceeds attributable to the related underlying mortgage loan in accordance with the related loan documents and (d) on the maturity date, all principal payments attributable to the related underlying mortgage loan in accordance with the related loan documents;

     o    third, to the related Non-Trust Loan, in an amount equal to all accrued and unpaid interest (other than Default Interest) on the unpaid principal balance thereof (net of related master servicing fees), until all such interest is paid in full;

     o    fourth, to the related Non-Trust Loan, in an amount equal to (a) all scheduled principal payments attributable to the related Non-Trust
          Loan in accordance with the related loan documents, (b) all voluntary principal prepayments attributable to the related Non-Trust Loan in accordance with the related loan documents, (c) all unscheduled principal payments on account of the application of insurance or condemnation proceeds attributable to the related Non-Trust Loan in accordance with the related loan documents and (d) on the maturity date, all principal payments attributable to the related Non-Trust
          Loan in accordance with the related loan documents;

     o    fifth, to the related underlying mortgage loan, any prepayment consideration attributable to the related underlying mortgage loan in accordance with the related loan documents;

     o    sixth, to the related Non-Trust Loan, any prepayment consideration attributable to the related Non-Trust Loan in accordance with the related loan documents;

                                     S-121

     o    seventh, to the related underlying mortgage loan, any late payment charges and Default Interest due in respect of the related underlying mortgage loan in accordance with the related loan documents (after application as provided in the applicable servicing agreement);

     o    eighth, to the related Non-Trust Loan, any late payment charges and
          Default Interest due in respect of the related Non-Trust Loan in accordance with the related loan documents (after application as provided in the applicable servicing agreement);

     o    ninth, to the related Non-Trust Loan, up to the amount of any unreimbursed costs and expenses paid or advanced by the related
          Non-Trust Loan Noteholder with respect to the subject Loan Combination pursuant to the related Co-Lender Agreement or the applicable servicing agreement; and

     o    tenth, for such remaining purposes as are provided in the related
          Co-Lender Agreement.

     Pursuant to each of the Boulevard Shops Co-Lender Agreement, the Smoky
Hill Co-Lender Agreement and the Dayton Mall Shoppes Co-Lender Agreement,
during the existence of: (a) certain monetary events of default with respect to the related underlying mortgage loan or (b) certain non-monetary events of default with respect to the related underlying mortgage loan at a time when the related underlying mortgage loan is being specially serviced, collections on the subject Loan Combination will be allocated (after application to certain related unreimbursed or unpaid costs and expenses, including outstanding advances, together with interest thereon, and unpaid servicing compensation) to the related underlying mortgage loan and the related Non-Trust Loan generally in the following manner:

     o    first, to the related underlying mortgage loan, in an amount equal to accrued and unpaid interest (excluding Default Interest) on the principal balance thereof (net of related master servicing fees);

     o    second, to the related underlying mortgage loan, in an amount equal to the principal balance thereof, until such principal balance has been reduced to zero;

     o    third, to the related Non-Trust Loan in an amount equal to accrued and unpaid interest (excluding Default Interest) on the principal balance thereof (net of related master servicing fees);

     o    fourth, to the related Non-Trust Loan in an amount equal to the principal balance thereof, until such principal balance has been reduced to zero;

     o    fifth, to the related underlying mortgage loan, any prepayment consideration attributable to the related underlying mortgage loan in accordance with the related loan documents;

     o    sixth, to the related Non-Trust Loan, any prepayment consideration attributable to the related Non-Trust Loan in accordance with the related loan documents;

     o    seventh, to the related underlying mortgage loan, any late payment charges and Default Interest due in respect of the related underlying mortgage loan in accordance with the related loan documents (after application as provided in the applicable servicing agreement);

     o    eighth, to the related Non-Trust Loan, any late payment charges and
          Default Interest due in respect of the related Non-Trust Loan in accordance with the related loan documents (after application as provided in the applicable servicing agreement);

     o    ninth, to the related underlying mortgage loan, any other amounts paid by the related borrower and due in respect of the related underlying mortgage loan;

     o    tenth, to the related Non-Trust Loan, any other amounts paid by the related borrower and due in respect of the related Non-Trust Loan;

     o    eleventh, to the related Non-Trust Loan, up to the amount of any unreimbursed costs and expenses paid or advanced by the related
          Non-Trust Loan Noteholder with respect to the subject Loan Combination pursuant to the related Co-Lender Agreement or the applicable servicing agreement; and

     o    twelfth, for such remaining purposes as are provided in the related
          Co-Lender Agreement.

ADDITIONAL LOAN AND PROPERTY INFORMATION

     Delinquencies. None of the mortgage loans that we intend to include in the trust were, as of the cut-off date, or have been at any time during the
12-month period preceding that date, 30 days or more delinquent with respect to any monthly debt service payment due thereunder.

                                     S-122

     Tenant Matters. Described and listed below are special considerations regarding tenants at the mortgaged real properties for the mortgage loans that we intend to include in the trust--

     o    Eighty-five (85) of the mortgaged real properties, securing 43.2% of the initial mortgage pool balance, are, in each case, a retail property, an office property or an industrial/warehouse property that has space leased to one or more major tenants that each occupies at least 25% of the net rentable area of the particular property.

     o    Twenty-six (26) of the mortgaged real properties, securing 6.2% of the initial mortgage pool balance, have, in each case, space leased to a single tenant that occupies 90% or more of the net rentable area of the particular property.

     o    A number of companies are major tenants at more than one of the mortgaged real properties.

     o    There are several cases in which a particular entity is a tenant at more than one of the mortgaged real properties, and although it may not be a major tenant at any of those properties, it is significant to the success of the properties.

     o    Four (4) of the mortgaged real properties, securing 0.9% of the initial mortgage pool balance, are each a multifamily rental property that has a material tenant concentration of students. These mortgaged real properties may experience more fluctuations in occupancy rate than other types of properties.

     o    Certain tenant leases at the mortgaged real properties have terms that are shorter than the terms of the related mortgage loans and, in some cases, significantly shorter.

     o    Several anchors at the retail properties do not have operating covenants or those covenants have lapsed.

     o    Certain of the mortgaged real properties used for multifamily rental purposes are located in states and/or municipalities where laws or ordinances impose limitations on increases in rent on the rental units of such mortgaged real properties. For example, the Lembi Portfolio
          Mortgaged Properties are each located in the City of San Francisco,
          California and are subject to local rent control laws and ordinances.
          See "Description of the Mortgage Pool--Significant Underlying Mortgage
          Loans--The Lembi Portfolio Mortgage Loan" in this prospectus supplement. In addition, the mortgaged real properties identified on
          Annex A-1 to this prospectus supplement as Brooklyn Multifamily
          Portfolio and Park Manor Apartments, respectively, which collectively secure 0.6% of the initial mortgage pool balance, are multifamily rental properties that are subject to local rent control laws and ordinances.

     o    Six (6) of the mortgaged real properties, collectively securing 2.5%
          of the initial mortgage pool balance, are multifamily rental properties that, in each case, receive rent subsidies from the United
          States Department of Housing and Urban Development under its Section 8
          Housing Assistance Program.

     o    One (1) mortgaged real property, identified on Annex A-1 to this prospectus supplement as Westminster Village (which is also one of the six (6) mortgaged real properties referred to in the preceding paragraph), securing 1.8% of the initial mortgage pool balance, is a multifamily rental property that is subject in part to Title VI of The
          Low Income Housing Preservation and Resident Homeownership Act, which imposes restrictions on prepayment by owners of properties subsidized by the Department of Housing and Urban Development and the Rural
          Housing Service and provides financial incentives to those who retain their units for low-income residents.

     o    One (1) mortgaged real property, identified on Annex A-1 to this prospectus supplement as Lake Colony Apartments, securing 0.3% of the initial mortgage pool balance, is a multifamily rental property that participates, in part, in the Section 42 Low Income Housing Tax Credit
          Program, which provides tax credits to developers of multifamily housing projects that agree to offer one-fifth of the units in any such project at 50% of area median income, or two-fifths at 60% of area median income, for a minimum period of fifteen years.

     Ground Leases. Two (2) of the mortgage loans that we intend to include in the trust, representing 16.2% of the initial mortgage pool balance, are secured by a mortgage lien on the related borrower's leasehold interest (but not by the underlying fee interest) in all or a material portion of the related mortgaged real property. In each of those cases, the related ground lease, taking into account all exercised extension options and all options that may be exercised by the lender (if not already exercised by the borrower), expires more than 10 years after the stated maturity of the related mortgage loan and the related lessor has agreed to give the holder of that mortgage loan notice of, and the right to cure, any default or breach by the lessee.

     Other Financing. In the case of the Macquarie DDR Portfolio II Mortgage
Loan, which represents 8.1% of the initial mortgage pool balance, the Bay
Colony Corporate Center Mortgage Loan, which represents 7.5% of the initial mortgage pool balance, the Boulevard Shops Mortgage Loan, which represents 0.6%
of the initial mortgage pool balance, the Dayton Mall Shoppes Mortgage Loan, which represents 0.2% of the initial mortgage pool balance, and the Smoky Hill
Mortgage Loan,

                                     S-123

which represents 0.2% of the initial mortgage pool balance, the mortgaged real property or properties that secure each such underlying mortgage loan also secure one or more related mortgage loans that are not included in the trust.
See "Risk Factors--Some of the Mortgaged Real Properties Are or May Be
Encumbered by Additional Debt and the Ownership Interests in Some Borrowers
Have Been or May Be Pledged to Secure Debt Which, in Either Case, May Reduce
the Cash Flow Available to the Subject Mortgaged Real Property" in this prospectus supplement and "--Significant Underlying Mortgage Loans--The
Macquarie DDR Portfolio II Mortgage Loan," "--Significant Underlying Mortgage
Loans--The Bay Colony Corporate Center Mortgage Loan" and "--Loan Combinations"
above.

     Except as disclosed under this "--Other Financing" subsection, we are not aware of any other mortgage loans that we intend to include in the trust, as to which there is any additional secured debt encumbering the related mortgaged real property. However, the direct or indirect equity interests in borrowers under some of the underlying mortgage loans have been or are permitted to be pledged to secure mezzanine or affiliate debt. "Mezzanine debt" is debt secured by the principal's direct ownership interest in a related borrower, and the affiliate debt referred to in this "--Other Financing" section is secured by an entity's indirect ownership interest in a related borrower.

     With respect to the Woodbury Office Portfolio II Mortgage Loan, which mortgage loan represents 8.4% of the initial mortgage pool balance, the equity holders of the related borrowers have pledged 100% of the equity interests in the related borrowers to secure mezzanine loans in the aggregate amount of
$20,355,625, as described under "Description of the Mortgage Pool--Significant
Underlying Mortgage Loans--The Woodbury Office Portfolio II Mortgage
Loan--Mezzanine Financing" above.

     With respect to the Lembi Portfolio Mortgage Loan, which mortgage loan represents 4.4% of the initial mortgage pool balance, the equity holders of the related borrowers have pledged 100% of the equity interests in the related borrowers to secure mezzanine loans in the aggregate amount of $14,000,000, as described under "Description of the Mortgage Pool--Significant Underlying
Mortgage Loans--The Lembi Portfolio Mortgage Loan--Mezzanine Financing" above.

     With respect to the Woodbury Office Portfolio I Mortgage Loan, which mortgage loan represents 3.3% of the initial mortgage pool balance, the equity holders of the related borrowers have pledged 100% of the equity interests in the related borrowers to secure mezzanine loans in the aggregate amount of
$8,031,250, as described under "Description of the Mortgage Pool--Significant
Underlying Mortgage Loans--The Woodbury Office Portfolio I Mortgage
Loan--Mezzanine Financing" above.

     With respect to the Bay Colony Corporate Center Mortgage Loan, which mortgage loan represents 7.5% of the initial mortgage pool balance, the owners of the direct and indirect ownership interests in the related borrower have the right to obtain mezzanine financing, as described under "--Significant
Underlying Mortgage Loans--The Bay Colony Corporate Center Mortgage
Loan--Mezzanine Financing" above.

     With respect to the underlying mortgage loan secured by the mortgaged real property identified on Annex A-1 to this prospectus supplement as River Park
Shopping Center, which mortgage loan represents 0.6% of the initial mortgage pool balance, the owner of the direct and indirect ownership interests in the related borrower has the right to obtain mezzanine financing from a qualified lender, as specified in the related loan documents, secured by a pledge of the ownership interests in the related borrower, provided that the following requirements, among others, are satisfied: (a) achievement of a combined minimum debt service coverage ratio of 1:15x and a combined maximum loan-to-value ratio of 85%; and (b) delivery of a subordination and intercreditor agreement acceptable to the lender under the related mortgage loan.

     With respect to the cross-collateralized group of underlying mortgage loans secured by the mortgaged real properties identified on Annex A-1 to this prospectus supplement as Dunlop Village, Palmetto Plaza, Portland Village,
Birdneck Shopping Center and Louisa Plaza, which mortgage loans collectively represent 1.1% of the initial mortgage pool balance, the related borrowers have a one time right to request mezzanine financing secured by a pledge of certain ownership interests in the related borrower from an approved mezzanine lender, provided that the following requirements, among others, are satisfied: (a)
achievement of a combined minimum debt service coverage ratio of 1:15x and a combined maximum loan-to-value ratio of 85%; and (b) delivery of a subordination and intercreditor agreement acceptable to the lender under the related mortgage loans.

     In addition, in the case of some of the other mortgage loans that we intend to include in the trust, one or more of the principals of the related borrower may have incurred or may in the future also incur mezzanine or affiliate debt.

     Except as disclosed under this "--Other Financing" subsection, we are not aware of any other mezzanine or affiliate debt affecting borrowers under the mortgage loans that we intend to include in the trust.

                                     S-124

     In addition, some of the borrowers under the mortgage loans that we intend to include in the trust have incurred or may, in the future, be permitted to incur unsecured debt, including loans from members or partners, that is in addition to customary trade debt and equipment financing.

     With respect to the underlying mortgage loans secured by the mortgaged real properties identified on Annex A-1 as Boulevard Shops and Smoky Hill, respectively, the related borrower is permitted to incur unsecured debt provided that such debt (a) is owed solely to partners or members (as applicable) of the related borrower; (b) is not secured by any assets owned by the related borrower; (c) is incurred solely for the purpose of funding operating expense shortfalls; (d) will not render the related borrower insolvent; and (e) is fully subordinated to the related underlying mortgage loan as evidenced by such partner's or member's delivery to the related lender of a fully executed subordination and standstill agreement prior to incurring such indebtedness.

     Additional debt, in any form, may cause a diversion of funds from property maintenance and increase the likelihood that the borrower will become the subject of a bankruptcy proceeding. See "Risk Factors--Subordinate Debt
Increases the Likelihood that a Borrower Will Default on a Mortgage Loan
Underlying Your Offered Certificates" and "Legal Aspects of Mortgage
Loans--Subordinate Financing" in the accompanying prospectus.

     Zoning and Building Code Compliance. In connection with the origination of each mortgage loan that we intend to include in the trust, the related originator generally examined whether the use and occupancy of the mortgaged real property were in material compliance with zoning, land-use, building rules, regulations and orders then applicable to that property. Evidence of this compliance may have been in the form of legal opinions, surveys, recorded documents, temporary or permanent certificates of occupancy, letters from government officials or agencies, title insurance endorsements, engineering or consulting reports and/or representations by the related borrower.

     Where the property as currently operated is a permitted nonconforming use and/or structure and the improvements may not be rebuilt to the same dimensions or used in the same manner in the event of a major casualty, the related originator--

     o    determined that any major casualty that would prevent rebuilding has a sufficiently remote likelihood of occurring;

     o    determined that casualty insurance proceeds together with the value of any additional collateral would be available in an amount estimated by the originator to be sufficient to pay off the related mortgage loan in full;

     o    determined that the mortgaged real property, if permitted to be repaired or restored in conformity with current law, would in the originator's judgment constitute adequate security for the related mortgage loan; and/or

     o    required law and ordinance insurance.

     See "Risk Factors--Risks Related to the Mortgage Loans--The Underlying
Mortgage Loans Have a Variety of Characteristics Which May Expose Investors to
Greater Risk of Default and Loss--Many of the Mortgaged Real Properties Are
Legal Nonconforming Uses or Legal Nonconforming Structures" in this prospectus supplement. See also "Risk Factors--Risks Related to the Mortgage Loans--The
Underlying Mortgage Loans Have a Variety of Characteristics Which May Expose
Investors to Greater Risk of Default and Loss--Some of the Mortgaged Real
Properties May Not Comply With All Applicable Zoning Laws and/or Local Building
Codes or with the Americans With Disabilities Act of 1990"in this prospectus supplement, and "Risk Factors--Changes in Zoning Laws May Adversely Affect the
Use or Value of a Real Property" in the accompanying prospectus.

     Outstanding building and/or fire code violations, in addition to other zoning violations, may exist with respect to some of the mortgaged real properties that secure the underlying mortgage loans. In some, but not all, of those circumstances, the borrower under the related mortgage loan has agreed to cure such violations within a set period of time from the date of the closing of such mortgage loan; however, there can be no assurance that the borrowers will comply with their obligations to cure any such violations with respect to the related mortgaged real properties.

     In addition, certificates of occupancy or other evidence of compliance with zoning and building codes may not be available for all or for certain portions of some of the mortgaged real properties which secure mortgage loans included in the trust. For example, in the case of the underlying mortgage loan secured by the mortgaged real property identified on Annex A-1 to this prospectus supplement as Kaka'ako Warehouse, which mortgage loan represents
0.8% of the initial mortgage pool balance, the related borrower did not as of origination provide the mortgage lender with certificates of occupancy. The related borrower has delivered to the mortgage lender a letter from the City and County of Honolulu to the effect that the City and County of Honolulu have no objections to the present occupancy of the existing building without a record of a certificate of occupancy, but that the City and County of Honolulu reserved the right to issue notices of violations if other code deficiencies are discovered. There can be no assurance that such certificates of occupancy will be obtained and delivered by the related borrowers.

                                     S-125

     In addition, in the case of the underlying mortgage loan secured by the mortgaged real property identified on Annex A-1 to this prospectus supplement as Ridgmar Mall, which mortgage loan represents 3.0% of the initial mortgage pool balance, the related mortgaged real property does not comply with the number of parking spaces required by applicable zoning and a reciprocal easement encumbering the real property. There is an escrow in place to re-stripe the parking areas of the related mortgaged real property within six months following the closing date of the underlying mortgage loan, pursuant to a parking plan that yields the number of spaces required by the reciprocal easement agreement and applicable zoning. The City of Fort Worth has confirmed that the parking plan meets applicable zoning requirements.

     In addition, with respect to the mortgaged real property identified on
Annex A-1 to this prospectus supplement as Venture Tech II & III, which secures a mortgage loan representing 0.4% of the initial mortgage pool balance, the mortgaged real property is located within unincorporated Montgomery County outside the City of Houston, within a development commonly known as the
Woodlands, and does not appear to be subject to any governmental oversight with respect to construction by the City of Houston, but is subject to review by the community standards committee of Woodlands. The related borrower did not provide the mortgage lender with the required certificate of compliance with respect to Venture Tech III.

     In the case of the underlying mortgage loan secured by the mortgaged real property identified on Annex A-1 to this prospectus supplement as Exchange Loft
Apartments, representing 0.2% of the initial mortgage pool balance, the related mortgaged real property does not comply with applicable zoning codes pertaining to off-street parking. The relevant zoning codes provide that off-street parking requirements may be satisfied by leasing of parking space within 1500 feet of the subject property. The related borrower has secured off- street parking on property within 1500 feet of the related mortgaged real property pursuant to a sublease with a maximum remaining term of 16 years.

     Further, some of the mortgaged real properties securing mortgage loans that we intend to include in the trust may comply currently with applicable zoning or land-use ordinances by virtue of certain contractual arrangements or agreements. However, if those contractual arrangements or agreements are breached or otherwise terminated, then the related mortgaged real property or properties may no longer be in compliance.

     Lockboxes. Ninety-five (95) mortgage loans that we intend to include in the trust fund, representing approximately 97.8% of the initial mortgage pool balance, generally provide that rents and certain other income derived from the related mortgaged real properties will be paid, currently or upon the occurrence of a triggering event, into one of the following types of lockboxes:

                                                   NUMBER OF     % OF INITIAL
                                                    MORTGAGE       MORTGAGE
          TYPE OF LOCKBOX                            LOANS       POOL BALANCE
          --------------------------------------  -----------   -------------

          Hard .................................      17             59.4%
          Springing ............................      72             28.8%
          Hard/Hotel ...........................       2              5.2%
          Soft Springing .......................       4              4.4%

     o    HARD LOCKBOX. Tenants are directed to pay ts directly to a lockbox account controlled by the lender (or, with respect to multifamily rental properties and mobile home park properties, income is collected and deposited in the lockbox account by an unaffiliated property manager). In most of the cases described in the preceding sentence:
          (a) until the occurrence of a triggering event, funds deposited into the lockbox account are disbursed to or at the direction of the borrower on a daily or other periodic basis or the related borrower has withdrawal rights, and the borrower is obligated to pay, among other things, debt service payments, taxes and insurance, reserves and other amounts due under the related mortgage loan; and (b) following the occurrence of a triggering event and requisite notice to the depository, funds on deposit in the lockbox account are required to be disbursed by the lender in accordance with the related loan documents to satisfy the borrower's obligation to pay the items described in clause (a) above, with the remainder disbursed to the borrower. In a few of the cases described in the second preceding sentence, funds on deposit in the lockbox account are required to be disbursed by the lender in accordance with the related loan documents to satisfy the borrower's obligation to pay, among other things, current debt service payments, taxes and insurance, reserve account deposits and operating expenses, with the remainder disbursed to the borrower.

                                     S-126

     o    HARD/HOTEL LOCKBOX. With respect to hospitality properties only, cash or "over-the-counter" receipts are deposited into the lockbox account by a property manager (which may be affiliated with the borrower), while credit card receivables are deposited directly into a lockbox account) controlled by the lender. With respect to one (1) of those hospitality properties (representing 0.7% of the initial mortgage pool balance): (a) until the occurrence of a triggering event, funds deposited into the lockbox account are disbursed to or at the direction of the borrower on a daily or other periodic basis or the related borrower has withdrawal rights, and the borrower is obligated to pay, among other things, debt service payments, taxes and insurance, reserves and other amounts due under the related mortgage loan; and (b) following the occurrence of a triggering event and requisite notice to the depository, funds on deposit in the lockbox account are required to be disbursed by the lender in accordance with the related loan documents to satisfy the borrower's obligation to pay the items described in clause (a) above, with the remainder disbursed to the borrower. With respect to the other one (1) of those hospitality properties (representing 4.5% of the initial mortgage pool balance), funds on deposit in the lockbox account are required to be disbursed by the lender in accordance with the related loan documents to satisfy the borrower's obligation to pay, among other things, current debt service payments, taxes and insurance, reserve account deposits and operating expenses, with the remainder disbursed to the borrower.

     o    SPRINGING LOCKBOX. Either--

          1.   income is collected by the borrower or the property manager
               (which may be an affiliate of the borrower) and paid into a lockbox account or tenants are directed to pay rents directly to a lockbox account that is, in each case, controlled by the borrower, or by both the borrower and the lender and, following the occurrence of a triggering event, that existing lockbox account or another lockbox account is established as a Hard
               Lockbox with lender cash management; or

          2.   a lockbox account is not in place on the closing date and the related mortgage loan documents provide for the establishment, following the occurrence of certain triggering events, of a Hard
               Lockbox with lender cash management.

     o    SOFT LOCKBOX. Income is collected by the borrower or an affiliated property manager and paid into a lockbox account that otherwise satisfies the description for a Hard Lockbox.

     o    SOFT SPRINGING LOCKBOX. A lockbox account is not in place on the closing date and the related mortgage loan documents provide for the establishment, following the occurrence of certain triggering events, of a Soft Lockbox as described in the preceding bullet.

     For the purposes of the foregoing lockbox definitions, examples of triggering events may include one or more of the following:

     1.   a failure to pay the related mortgage loan in full on or before any related anticipated repayment date;

     2.   a decline, by more than a specified amount, in the net operating income of the related mortgaged real property;

     3.   a failure to meet a specified debt service coverage ratio; and/or

     4.   an event of default under the mortgage loan.

     Property, Liability and Other Insurance. Although exceptions exist, such as in cases where tenants maintain insurance or are permitted to self-insure, the loan documents for each of the mortgage loans that we intend to include in the trust generally require the related borrower to maintain or cause to be maintained with respect to the corresponding mortgaged real property the following insurance coverage:

     o    property insurance in an amount that generally is, subject to a customary deductible, at least equal to the lesser of--

          1.   the outstanding principal balance of the subject underlying mortgage loan (together with, in the case of an underlying mortgage loan that is part of a Loan Combination, the Non-Trust
               Loan(s) that are part of that Loan Combination), and

          2.   the full insurable value or the full insurable replacement cost of the improvements located on the insured property;

     o    if any portion of the improvements at the property was in an area identified in the federal register by the Federal Emergency Management
          Agency as having special flood hazards, flood insurance meeting the requirements of the Federal Insurance Administration guidelines, if available, in an amount that is equal to the least of--

                                     S-127

          1.   the outstanding principal balance of the subject underlying mortgage loan (together with, in the case of an underlying mortgage loan that is part of a Loan Combination, the Non-Trust
               Loan(s) that are part of that Loan Combination),

          2.   the full insurable value of the improvements on the insured property that are located in the area identified as having specific flood hazards,

          3.   the maximum amount of insurance available under the National
               Flood Insurance Act of 1968, and

          4.   the full insurable replacement cost of the improvements located on the mortgaged real property;

     o    comprehensive general liability insurance against claims for personal and bodily injury, death or property damage occurring on, in or about the insured property, in such an amount as is generally required by reasonably prudent commercial lenders with respect to properties similar to the mortgaged real properties in similar locales; and

     o    business interruption or rent loss insurance in an amount not less than the projected rental income or revenue from the insured property for at least 12 months.

     With respect to substantially all of the mortgage loans that we intend to include in the trust, the related loan documents generally provide for at least one of the following: (a) the related borrower is required to maintain full or partial insurance coverage for property damage to the related mortgaged real property against certain acts of terrorism (except that the requirement to obtain such insurance coverage may be subject to, in certain instances, the commercial availability of that coverage, certain limitations with respect to the cost thereof and/or whether such hazards are at the time commonly insured against for property similar to such mortgaged real properties and located in or around the region in which such mortgaged real property is located); (b) the related borrower is required to provide such additional insurance coverage as the lender may reasonably require to protect its interests or to cover such hazards as are commonly insured against for similarly situated properties
(except that the related borrower may object to the reasonableness of having to maintain insurance against acts of terrorism); (c) a credit-rated tenant is obligated to restore the related mortgaged real property in the event of a casualty; or (d) a principal of the related borrower is responsible for losses resulting from terrorist acts which are not otherwise covered by insurance.
Such policies generally do not provide coverage for biological, chemical or nuclear events or domestic terrorism.

     The mortgaged real properties for the mortgage loans that we intend to include in the trust, including certain of those properties located in
California, are generally not insured against earthquake risks. However, if a mortgaged real property was located in California or in seismic zones 3 or 4 and seismic reports obtained in connection with the origination of the mortgage loan concluded that the mortgaged real property was likely to experience a probable maximum or bounded loss in excess of 20% of the estimated replacement cost of the improvements as a result of an earthquake, the borrower or a tenant occupying the entire mortgaged real property was required to obtain earthquake insurance. It should be noted, however, that because the seismic assessments may not necessarily have used the same assumptions in assessing probable maximum loss, it is possible that some of the mortgaged real properties that were considered unlikely to experience a probable maximum loss in excess of 20%
of estimated replacement cost might have been the subject of a higher estimate had different assumptions been used.

     Fifty-two (52) of the mortgaged real properties, securing 15.0% of the initial mortgage pool balance, are located in Florida, Texas or Louisiana, states that have historically been at greater risk than other states regarding other acts of nature, such as hurricanes and tornadoes. The related mortgage loan documents with respect to most of those mortgaged real properties, together with the related mortgage loan documents with respect to a significant number of mortgaged real properties located in various other states, require the related borrower to maintain windstorm insurance.

     Various forms of insurance maintained with respect to any of the mortgaged real properties for the underlying mortgage loans, including casualty insurance, environmental insurance and earthquake insurance, may be provided under a blanket insurance policy. That blanket insurance policy will also cover other real properties, some of which may not secure loans in the trust. As a result of total limits under any of those blanket policies, losses at other properties covered by the blanket insurance policy may reduce the amount of insurance coverage with respect to a property securing one of the loans in the trust. See "Risk Factors--Lack of Insurance Coverage Exposes a Trust to Risk
for Particular Special Hazard Losses" in the accompanying prospectus.

     The applicable originator and its successors and assigns are the beneficiaries under separate title insurance policies with respect to each mortgage loan that we intend to include in the trust. Each title insurer may enter into such co-insurance and reinsurance arrangements with respect to the title insurance policy as are customary in the title insurance industry.
Subject

                                     S-128

to standard exceptions and/or exclusions, including those regarding claims made in the context of insolvency proceedings, each title insurance policy will provide coverage to the trustee for the benefit of the series 2005-C2 certificateholders for claims made against the trustee regarding the priority and validity of the borrowers' title to the subject mortgaged real property.

ASSESSMENTS OF PROPERTY CONDITION

     Property Inspections. Each of the mortgaged real properties securing a mortgage loan that we intend to include in the trust was inspected in connection with the origination or acquisition of that mortgage loan to assess its general condition.

     Appraisals. Each of the mortgaged real properties securing a mortgage loan that we intend to include in the trust was appraised by a state certified appraiser or an appraiser belonging to the Appraisal Institute. Those appraisals were conducted in accordance with the Appraisal Foundation's Uniform
Standards of Professional Appraisal Practices. Each of those appraisals was conducted within approximately 12 months of the origination of the related mortgage loan that we intend to include in the trust and generally have not been updated. Each of the resulting appraisal reports or a separate letter contains a statement by the appraiser stating that the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989 were followed in preparing the appraisal. We have not independently verified the accuracy of that statement with respect to any of those properties. The primary purpose of each of those appraisals was to provide an opinion of the fair market value of the related mortgaged real property. There can be no assurance that another appraiser would have arrived at the same opinion of value. The dates of the subject appraisals, or appraisal updates, and the resulting appraised values are shown on Annex A-1 to this prospectus supplement.

     Environmental Assessments. Except as described in the next paragraph, a third-party consultant conducted a Phase I environmental site assessment, updated a previously conducted Phase I environmental site assessment or, in the case of 17 mortgaged real properties, securing 1.5% of the initial mortgage pool balance, conducted a transaction screen, with respect to each of the mortgaged real properties securing the underlying mortgage loans. All of the environmental assessments, updates and transaction screens referred to in the first sentence of this paragraph (or, in the case of eight (8) mortgaged real properties, securing mortgage loans representing 2.7% of the initial mortgage pool balance, a related Phase II environmental site assessment) were completed during the 12-month period ending on the cut-off date.

     With respect to the Bay Colony Corporate Center Mortgaged Property, which mortgaged real property secures a mortgage loan representing 7.5% of the initial mortgage pool balance, a consultant conducted an environmental desk review of the underlying environmental reports prepared for the subject property. The underlying environmental reports reviewed as part of the environmental desk review, including a Phase I environmental assessment, were conducted within 12 months of the cut-off date.

     The environmental assessment conducted at any particular mortgaged real property did not necessarily cover all potential environmental issues. For example, an analysis for radon, lead-based paint, mold and lead in drinking water was conducted in most instances only at multifamily rental properties and only when the originator of the related mortgage loan or the environmental consultant involved believed that such an analysis was warranted under the circumstances.

     The above-described environmental assessments may have identified various adverse or potentially adverse environmental conditions at the respective mortgaged real properties. If the particular condition is significant, then this could result in a claim for damages by any party injured by the condition.

     In many cases, the environmental assessments described above identified the presence of asbestos-containing materials, lead-based paint, mold and/or radon. Where a material amount of asbestos-containing materials or lead-based paint was present above actionable levels, the environmental consultant generally recommended, and the related loan documents generally required--

     o    the continuation or the establishment of an operation and maintenance plan to address the issue, or

     o    the implementation of a remediation or mitigation program to address the issue;

provided that, in lieu of the actions contemplated by the preceding two bullets, an indemnity or a guaranty from an individual or an entity for, or an environmental insurance policy against, losses, costs and damages resulting from the required remediation or abatement of asbestos-containing materials and/or lead-based paint, may have been required to be delivered.

     In certain cases where the environmental consultant recommended that action be taken in respect of a materially adverse or potentially material adverse environmental condition at the related mortgaged real property, then:

                                     S-129

     o    an environmental consultant investigated those conditions and recommended no further investigations or remediation; or

     o    a responsible third party was identified as being responsible for the remediation; or

     o    the related originator of the subject underlying mortgage loan generally required the related borrower to:

          (a)  to take investigative and/or remedial action; or

          (b)  to carry out an operation and maintenance plan or other specific remedial measures post-closing and/or to establish an escrow reserve in an amount generally equal to 125% of the estimated cost of obtaining that plan and/or the remediation; or

          (c)  to monitor the environmental condition and/or to carry out additional testing, in the manner and within the time frame specified in the related loan documents; or

          (d)  to obtain or seek a letter from the applicable regulatory authority stating that no further action was required; or

          (e)  to obtain environmental insurance (in the form of a secured creditor impaired property policy or other form of environmental insurance) or provide an indemnity from an individual or an entity.

     Some borrowers under the subject underlying mortgage loans may not have satisfied or may not satisfy all post-closing obligations required by the related loan documents with respect to environmental matters. There can be no assurance that recommended operations and maintenance plans have been implemented or will continue to be complied with.

     In some cases, the environmental consultant did not recommend that any action be taken by the related borrower with respect to a potential adverse environmental condition at a mortgaged real property because a responsible party with respect to that condition had already been identified. There can be no assurance, however, that such a responsible party will be willing or financially able to address the subject condition.

     In certain cases, the environmental assessments described above identified potential and, in some cases, serious environmental problems, at properties adjacent or otherwise near to the related mortgaged real properties. Such assessment generally indicated, however, that:

     o    the mortgaged real property had not been affected or had been minimally affected,

     o    the potential for the problem to affect the mortgaged real property was limited, or

     o    a person responsible for remediation had been identified.

     Where such problems posed a material adverse impact to a related mortgaged real property, the related borrower was generally required to monitor or further mitigate the environmental condition and/or to carry out additional testing, a responsible third party was identified, an indemnity was obtained, environmental insurance was obtained and/or some confirmation was sought that a responsible party was undertaking appropriate measures at the problem site.

     With respect to the mortgaged real property identified on Annex A-1 to this prospectus supplement as U-Store-It - Callowhill Street, which mortgaged real property secures a mortgage loan representing 4.6% of the initial mortgage pool balance, the Phase I consultant identified asbestos-containing material at the subject property. Implementation of an operations and maintenance plan to address the asbestos-containing material is pending.

     With respect to the mortgaged real property identified on Annex A-1 to this prospectus supplement as Sunkist Shopping Center, which mortgaged real property secures a mortgage loan representing 0.7% of the initial mortgage pool balance, the Phase I consultant identified asbestos-containing material at the subject property. An escrow has been established to remediate the identified asbestos-containing material and an operations and maintenance plan following any such remediation is pending. In addition, the Phase I consultant reported that the property is located within an area of regional groundwater contamination known as the San Gabriel Valley Superfund site. The Phase I consultant reported that responsible parties for the superfund site have been notified and are undertaking remedial action, and recommended no further action.

     With respect to the mortgaged real property identified on Annex A-1 to this prospectus supplement as Frankford Center, which mortgaged real property secures a mortgage loan representing 0.3% of the initial mortgage pool balance, a Phase I environmental consultant recommended additional investigation of the potential impact from historic on-site dry-cleaning operations at the subject property. A subsequent Phase II environmental investigation involving the installation of four soil

                                     S-130

borings identified target compounds above the Texas Commission on Environmental
Quality standards for soil The Phase II consultant recommended evaluation of the property's eligibility for either a "no further action" letter or, if necessary, a state remediation program. We are not aware of whether those recommendations were followed.

     With respect to the mortgaged real property identified on Annex A-1 to this prospectus supplement as Shoppes of Paddock Park, which mortgaged real property secures a mortgage loan representing 0.3% of the initial mortgage pool balance, a 2004 Phase II environmental investigation identified low levels of solvent contamination associated with an on-site closed-loop dry-cleaning operation above the most conservative Florida Soil Cleanup Target Level for leachability based on groundwater. After an interview with the Florida
Department of Environmental Protection and in light of the limited leachability of the contaminants, the Phase I consultant recommended no further action.

     With respect to the mortgaged real property identified on Annex A-1 to this prospectus supplement as Palmetto Plaza, which mortgaged real property secures a mortgage loan representing 0.3% of the initial mortgage pool balance, a Phase I environmental consultant reported that the subject property has been impacted by an historical dry-cleaning operation, impacted by leaking underground storage tanks associated with a former service station on the property, and potentially impacted by leaking underground tanks from an adjacent upgradient gas station. The remediation of such impacts from all three sources is being addressed through state-funded remedial programs. The Phase I consultant reported that responsible parties have been identified for each release and that the state-funded storage tank program will cover up to
$ 1,000,000 of remediation costs and the state-funded dry-cleaning contamination program will cover assessment and remediation costs up to
$250,000 per year. The Phase I consultant recommended no further action.

     With respect to the mortgaged real property identified on Annex A-1 to this prospectus supplement as Dunn Avenue Plaza, which mortgaged real property secures a mortgage loan representing 0.2% of the initial mortgage pool balance, a Phase I consultant reported that soil at the subject property has been impacted by an historical dry-cleaning operation. The Phase I consultant further reported that the subject property has been enrolled in the state-funded dry cleaning solvent cleanup program to address the environmental assessment and remediation costs.

     With respect to the mortgaged real property identified on Annex A-1 to this prospectus supplement as Matlock Shopping Center, which mortgaged real property secures a mortgage loan representing 0.1% of the initial mortgage pool balance, a Phase I consultant reported that the subject property has been impacted by dry-cleaning operations and is currently enrolled in the Texas
Commission on Environmental Quality's ("TCEQ") voluntary cleanup program to address such impacts. The Phase I consultant further reported an estimate of
$45,000 to comply with that program which may include additional investigation and monitoring requirements. The subject property is in the process of applying for acceptance into the TCEQ dry cleaning facility release fund which will cover the costs of such investigation, monitoring and remediation, if required by the TCEQ. Pending acceptance into such fund, the borrower has escrowed
$21,000 for closure of the monitoring wells and reporting, and has escrowed
$1,333 per month for monitoring.

     With respect to the mortgaged real property identified on Annex A-1 to this prospectus supplement as Leavitt -- O'Donnell Business Park, which mortgaged real property secures a mortgage loan representing 1.8% of the initial mortgage pool balance, a Phase I consultant reported that groundwater beneath the subject property had been impacted by the operations of a former tenant that conducted photo finishing operations on a portion of the property.
A soil and groundwater investigation in 2003 conducted on behalf of the former tenant revealed no impact to site soils above applicable Washington state cleanup objectives, but did detect certain petroleum constituents, as well as certain metals, in groundwater at levels slightly exceeding applicable state cleanup objectives. Additional monitoring wells were installed and monitored periodically. In October 2004, no constituents above applicable cleanup objectives were detected with the exception of arsenic, which was determined to be naturally occurring. The former tenant's consultant recommended that the former tenant seek a "no further action" determination from state environmental authorities. The Phase I consultant concurred with the recommendation, however the status of that request is not currently known. The Phase I consultant did not recommend further action.

     With respect to the mortgaged real property identified on Annex A-1 to this prospectus supplement as Club Fit Plaza, which mortgaged real property secures a mortgage loan representing 0.7% of the initial mortgage pool balance, a Phase I environmental assessment determined that a former on-site gas station and dry cleaner have impacted the subject property. The Phase I consultant reported that remediation is currently being conducted by the responsible party. The Phase I consultant did not recommend further action.

     With respect to the mortgaged real property identified on Annex A-1 to this prospectus supplement as Welleby Square, which mortgaged real property secures a mortgage loan representing 0.3% of the initial mortgage pool balance, a Phase I environmental assessment reported that a previous Phase II environmental investigation conducted in 2004 revealed the

                                     S-131

subject property has been impacted by a dry-cleaning operation. The Phase I consultant reported that quarterly monitoring is on-going with monitoring costs estimated at $5,000 per year. The Phase I consultant did not recommend further action and the borrower has escrowed $1,250 for completion of the quarterly groundwater monitoring.

     With respect to the mortgaged real property identified on Annex A-1 to this prospectus supplement as Portland Village, which mortgaged real property secures a mortgage loan representing 0.2% of the initial mortgage pool balance, a Phase I consultant reported that groundwater at the subject property has been impacted by dry-cleaning solvents associated with historical releases from an on-site dry-cleaning operation. The Phase I consultant further reported that a responsible party enrolled the subject property into the state voluntary cleanup oversight and assistance program to address the releases. The Phase I consultant did not recommend further action.

     The information provided by us in this prospectus supplement regarding environmental conditions at the respective mortgaged real properties is based on the results of the environmental assessments referred to in this
"--Assessments of Property Condition--Environmental Assessments" subsection and has not been independently verified by us, the underwriters or any of our or their respective affiliates.

     There can be no assurance that the environmental assessments referred to above identified all environmental conditions and risks at, or that any environmental conditions will not have a material adverse effect on the value of or cash flow from, one or more of the mortgaged real properties securing the underlying mortgage loans.

     Environmental Insurance. As discussed above, certain mortgaged real properties securing the underlying mortgage loans may, in each case, be covered by a secured creditor impaired property policy. Each of these policies provides coverage for the following losses, subject to the applicable deductible, policy terms and exclusions, individual and policy aggregate limits, and further subject to the conditions and limitations set forth below:

     1.   With respect to secured creditor impaired property policies which provide full loan balance coverage, if during the term of the policy there is an event of default under the subject mortgage loan and a pollution condition that was discovered prior to or during the default, or that was disclosed to the insurer prior to the effective date of the policy, and the holder of the note has not foreclosed on the collateral, the insurer will (if the pollution condition exists at the time of default) indemnify the trust for the outstanding balance on the date of default, including interest from the date of default until the date that the outstanding balance is paid, interest on any advances of scheduled payments made by the trust after the date of default as well as advances and interest on advances for property protection for up to 10% of the outstanding balance on the date of default. Under the policy, a "pollution condition" is the presence of hazardous substances on, under or emanating from the property in concentrations or amounts exceeding the maximum levels allowed by applicable environmental laws or a government order or directive. With respect to certain other secured creditor impaired property policies, policy terms may limit the coverage under such policies to the lesser of actual losses resulting from such pollution condition or the amount of the related mortgage loan.

     2.   If the trust becomes legally obligated to pay for claims for bodily injury, property damage or clean-up costs resulting from pollution conditions on, under or emanating from the property that are made against the insured and reported to the insurer during the policy period, the insurer will defend against and pay such claims.

     3.   If the trust incurs clean-up costs after enforcing the related mortgage, the insurer will pay for clean-up costs sustained as a result of pollution conditions on, under or emanating from the property provided that the trust reports the pollution conditions to the appropriate governmental agency in accordance with applicable environmental laws in effect at the time of the discovery of the pollution conditions.

     The secured creditor impaired property policies described above require that the insured or the party having direct responsibility for administering or servicing the trust provide the insurer with written notice of a claim as soon as possible but no later than 45 days after first learning of the default and pollution condition or loss. In addition to other excluded matters, the policy does not cover claims arising out of the presence of lead-based paint or asbestos, penalties arising out of violations of law or clean-up costs that are voluntarily incurred. The environmental insurance may be provided under a blanket insurance policy covering other real properties, some of which may not secure loans in the trust. See "--Property, Liability and Other Insurance"
above.

     The premium for the secured creditor impaired property policies described above has been paid in full as of the Issue Date.

     Engineering Assessments. In connection with the origination process, various engineering firms inspected the respective mortgaged real properties securing the mortgage loans that we intend to include in the trust, to assess the structure, exterior

                                     S-132

walls, roofing, interior structure and mechanical and electrical systems. The resulting reports indicated deferred maintenance items and/or recommended capital improvements with respect to some of those mortgaged real properties.
In cases where the cost of repair was deemed material, the related borrowers were generally required to deposit with the lender an amount generally equal to
125% of the engineering firm's estimated cost of the recommended repairs, corrections or replacements to assure their completion.

ASSIGNMENT OF THE UNDERLYING MORTGAGE LOANS

     On or before the Issue Date, we will acquire--

     o    Seventy-five (75) mortgage loans, with an aggregate cut-off date principal balance of $1,064,084,928, from the Lehman Mortgage Loan
          Seller, and

     o    Thirty-one (31) mortgage loans, with an aggregate cut-off date principal balance of $878,046,090, from the UBS Mortgage Loan Seller.

     We will transfer all of the underlying mortgage loans to the trust.

     In each case, the transferor will assign the subject mortgage loans, without recourse, to the transferee. In connection with the foregoing transfers, the UBS Mortgage Loan Seller will be required to deliver to the trustee, with respect to each UBS Mortgage Loan, and we will be required to deliver to the trustee, with respect to each Lehman Mortgage Loan, the following documents, among others:

     o    either--

          1.  the original promissory note(s) evidencing that mortgage loan, or

          2.  if any original promissory note has been lost, a copy of that note, together with a lost note affidavit and indemnity;

     o    the original or a copy of the mortgage instrument, together with originals or copies of any intervening assignments of the mortgage instrument;

     o    the original or a copy of any separate assignment of leases and rents, together with originals or copies of any intervening assignments of that assignment of leases and rents;

     o    either--

          1.  an executed assignment of the mortgage instrument in favor of the trustee, in recordable form except for missing recording
              information relating to a mortgage instrument that has not been returned from the applicable recording office, or

          2.  a certified copy of that assignment as sent for recording;

     o    either--

          1.  an executed assignment of any separate assignment of leases and rents in favor of the trustee, in recordable form except for missing recording information relating to an assignment of leases and rents that has not been returned from the applicable
              recording office, or

          2.  a certified copy of that assignment as sent for recording; and

   o an original or copy of the related policy or certificate of lender's title insurance policy, or if a title insurance policy has not yet been issued, a "marked-up" commitment for title insurance or a pro forma policy.

     The trustee, either directly or through a custodian, is required to hold all of the documents delivered to it with respect to the underlying mortgage loans, in trust for the benefit of the series 2005-C2 certificateholders and, in the case of a Loan Combination, also for the benefit of the related
Non-Trust Loan Noteholders. Within a specified period of time following that delivery, the trustee, directly or through a custodian, will be further required to conduct a review of those documents. The scope of the trustee's review of those documents will, in general, be limited solely to confirming that they have been received. None of the trustee, the master servicer, the special servicer or any custodian is under any duty or obligation to inspect, review or examine any of the documents relating to the underlying mortgage loans to determine whether the document is valid, effective, enforceable, in recordable form or otherwise appropriate for the represented purpose.

                                     S-133

     If, as provided in the series 2005-C2 pooling and servicing agreement--

     o    any of the above-described documents required to be delivered by us or the UBS Mortgage Loan Seller to the trustee is not delivered,

     o    we or the UBS Mortgage Loan Seller, as applicable, are notified of the missing document, and

     o    either (a) we, in the case of a Lehman Mortgage Loan, and the UBS
          Mortgage Loan Seller, in the case of a UBS Mortgage Loan, agree that, or (b) a court of competent jurisdiction makes a final non-appealable determination that, the document omission materially and adversely affects the value of the subject underlying mortgage loan at the time notice of the document omission is delivered to us or the UBS Mortgage
          Loan Seller, as applicable,

     then the omission will constitute a "Material Document Omission" as to which the trust will have the rights against us or the UBS Mortgage Loan
Seller, as applicable, that are described under "--Cures and Repurchases"
below.

     Within a specified period following the later of--

     o    the Issue Date, and

     o    the date on which all recording information necessary to complete the subject document is received by the trustee,

one or more independent third party contractors, retained at the expense of us, in the case of the Lehman Mortgage Loans, and the UBS Mortgage Loan Seller, in
the case of the UBS Mortgage Loans, must submit for recording in the real property records of the applicable jurisdiction each of the assignments of recorded loan documents in favor of the trustee described above. Because most of the mortgage loans that we intend to include in the trust are newly originated, many of those assignments cannot be completed and recorded until the related mortgage and/or assignment of leases and rents, reflecting the necessary recording information, is returned from the applicable recording office.

     In addition to the foregoing, the UBS Mortgage Loan Seller will be required to deliver to the master servicer with respect to each UBS Mortgage
Loan, and we will be required to deliver to the master servicer with respect to each Lehman Mortgage Loan, only the documents required to be included in the related Servicing File for the subject underlying mortgage loan and only to the extent such documents: (a) were delivered in connection with the origination of such underlying mortgage loan, (b) relate to the administration or servicing, and are reasonably necessary for the ongoing administration or servicing, of such underlying mortgage loan by the master servicer or the special servicer in connection with its duties under the series 2005-C2 pooling and servicing agreement, and (c) are in our possession or under our control or in the possession or under the control of the UBS Mortgage Loan Seller, as applicable;
provided that neither we nor the UBS Mortgage Loan Seller will be required to deliver any draft documents, privileged or other communications or correspondence, credit underwriting or due diligence analyses or information, credit committee briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations. With respect to each underlying mortgage loan, within a specified period of time following the Issue Date, the master servicer will be required to certify solely as to its receipt, but not the sufficiency or accuracy, of the documents constituting the Servicing File that are then in its possession. In addition, if any document required to be included in the related Servicing File and delivered to the master servicer with respect to a subject underlying mortgage loan, is not so delivered, and if a written request therefor is not made to us, in the case of a Lehman Mortgage Loan, or the UBS Mortgage Loan Seller, in the
case of a UBS Mortgage Loan, prior to the first anniversary of the date of the certification referred to in the preceding sentence, then neither we nor the
UBS Mortgage Loan Seller, as applicable, will have any further obligation to deliver such document with respect to the subject mortgage loan. The master servicer will not be under any duty or obligation to inspect, review or examine any of the documents constituting the Servicing File to determine whether they are valid, effective, enforceable or otherwise appropriate for the represented purpose and will not be obligated to pursue any remedies against us or the UBS
Mortgage Loan Seller, as the case may be, in the event those documents are not delivered.

REPRESENTATIONS AND WARRANTIES

     As of the Issue Date, and subject to certain exceptions, we will make with respect to each Lehman Mortgage Loan that we include in the trust, and the UBS
Mortgage Loan Seller will make with respect to each UBS Mortgage Loan that we include in the trust, representations and warranties generally to the effect described below, together with any other representations and warranties as may be required by the applicable rating agencies:

     o    The information pertaining to the mortgage loan set forth in the loan schedule attached to the series 2005-C2 pooling and servicing agreement, regarding, among other things, its cut-off date principal balance, its mortgage interest rate and the amount of the next monthly payment, will be true and correct in all material respects as of the cut-off date.

                                     S-134

     o    The representing party is the owner of the mortgage loan, has good title to it, has full right, power and authority to sell, assign and transfer the mortgage loan and is transferring the mortgage loan free and clear of any and all liens, pledges, charges and security interests of any nature encumbering the mortgage loan, other than servicing rights.

     o    To the actual knowledge of the representing party, as of the date of its origination, the mortgage loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of the mortgage loan, including applicable usury laws.

     o    The proceeds of the mortgage loan have been fully disbursed (except in those cases where the full amount of the mortgage loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related mortgaged real property), and there is no requirement for future advances thereunder.

     o    The promissory note, each mortgage instrument and each assignment of leases and rents, if separate from the related mortgage instrument, with respect to the mortgage loan is the legal, valid and binding obligation of the maker thereof, subject to any nonrecourse provisions in the particular document and any state anti-deficiency legislation, and is enforceable in accordance with its terms, except that (1) such enforcement may be limited by (a) bankruptcy, insolvency,
          receivership, reorganization, liquidation, voidable preference, fraudulent conveyance and transfer, moratorium and/or other similar laws affecting the enforcement of creditors' rights generally and (b)
          by general principles of equity, regardless of whether that enforcement is considered in a proceeding in equity or at law, and (2)
          certain provisions in the subject agreement or instrument may be further limited or rendered unenforceable by applicable law, but subject to the limitations set forth in clause (1) of this bullet, those limitations will not render the subject agreement or instrument invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided by the subject agreement or instrument.

     o    Each related mortgage instrument is a valid and, subject to the exceptions and limitations in the preceding bullet, enforceable first lien on the related mortgaged real property, which mortgaged real property is free and clear of all encumbrances and liens having priority over or on a parity with the first lien of the mortgage instrument, except for Permitted Encumbrances, and except that the mortgage instrument relating to each underlying mortgage loan that is part of a Loan Combination also secures one or more related Non-Trust
          Loans that will not be included in the trust. The Permitted
          Encumbrances do not, individually or in the aggregate, materially and adversely interfere with the benefits of the security intended to be provided by the related mortgage instrument, the current principal use of the related mortgaged real property or the current ability of the related mortgaged real property to generate sufficient cashflow to enable the related borrower to timely pay in full the principal and interest on the subject mortgage loan (other than a balloon payment, which would require a refinancing).

     o    To the actual knowledge of the representing party, subject to the exceptions and limitations on enforceability in the second preceding bullet, there is no valid offset, defense, counterclaim or right of rescission with respect to the promissory note or any related mortgage instrument or other agreement executed by the related borrower in connection with the mortgage loan.

     o    The assignment of each related mortgage instrument in favor of the trustee constitutes the legal, valid, binding and, subject to the limitations and exceptions in the third preceding bullet, enforceable assignment of that mortgage instrument to the trustee.

     o    To the actual knowledge of the representing party, all taxes and governmental assessments which, in all such cases, were directly related to the subject mortgaged real property and could constitute liens on the subject mortgaged real property prior to the lien of the related mortgage, and that prior to the cut-off date became due and payable in respect of, and materially affect, any related mortgaged real property, have been paid or are not yet delinquent, or an escrow of funds in an amount sufficient to cover those payments has been established.

     o    To the actual knowledge of the representing party, there is no proceeding pending for total or partial condemnation of any related mortgaged real property that materially affects its value, and such related mortgaged real property was free of material damage.

     o    To the actual knowledge of the representing party, as of the date of origination of the mortgage loan, except where a tenant is permitted under a lease to insure or self-insure, all insurance required under the mortgage loan was in full force and effect with respect to each related mortgaged real property; provided that the insurance for acts of terrorism and the amount thereof may be limited by the commercial availability of such coverage, whether the mortgagee may reasonably require such insurance, cost limitations and/or whether such hazards are commonly insured against for similar properties.

                                     S-135

     o    As of the Issue Date, the mortgage loan is not 30 days or more past due in respect of any scheduled payment of principal and/or interest.

     o    To the actual knowledge of the representing party, as of the date of origination of the mortgage loan, the related borrower is not a debtor in any bankruptcy, reorganization, insolvency or comparable proceeding.

     If, as provided in the series 2005-C2 pooling and servicing agreement--

     o    there exists a breach of any of the above-described representations and warranties made by us or the UBS Mortgage Loan Seller,

     o    we or the UBS Mortgage Loan Seller, as applicable, are notified of the breach, and

     o    either (a) we, in the case of a Lehman Mortgage Loan, and the UBS
          Mortgage Loan Seller, in the case of a UBS Mortgage Loan, agree that, or (b) a court of competent jurisdiction makes a final non-appealable determination that, the breach materially and adversely affects the value of the subject underlying mortgage loan at the time notice of the breach is delivered to us or the UBS Mortgage Loan Seller, as applicable,

then that breach will be a "Material Breach" as to which the trust will have the rights against us or the UBS Mortgage Loan Seller, as applicable, that are described under "--Cures and Repurchases" below.

CURES AND REPURCHASES

     If there exists a Material Breach of any of the representations and warranties made by us with respect to any of the Lehman Mortgage Loans or by the UBS Mortgage Loan Seller with respect to any of the UBS Mortgage Loans, as discussed under "--Representations and Warranties" above, or if there exists a
Material Document Omission with respect to any Lehman Mortgage Loan or UBS
Mortgage Loan, as discussed under "--Assignment of the Underlying Mortgage
Loans" above, then we, in the case of a Lehman Mortgage Loan, and the UBS
Mortgage Loan Seller, in the case of a UBS Mortgage Loan, will be required either:

     o    to cure that Material Breach or Material Document Omission, as the case may be, in all material respects,

     o    at our option (in the case of a Lehman Mortgage Loan) or at the option of the UBS Mortgage Loan Seller (in the case of a UBS Mortgage Loan), in the event such party determines that such Material Breach or
          Material Document Omission cannot be cured, to pay an amount (which would be held in a reserve fund and applied to any losses on and expenses related to the subject underlying mortgage loan) equal to the loss of value directly attributed to such Material Breach or Material
          Document Omission, provided that there can be no assurance that any such loss of value payment will, in fact, cover the amount of actual losses and expenses incurred by the trust in connection with the subject underlying mortgage loan, including unpaid special servicing compensation and other related costs and expenses, and provided, further, that the foregoing option will not be available if substantially all of the loss of value of the subject underlying mortgage loan was caused by the subject Material Breach or Material
          Document Omission, as applicable, and the subject Material Breach or
          Material Document Omission is not capable of being cured, or

     o    to repurchase the affected mortgage loan at a price generally equal to the sum of--

          1.   the unpaid principal balance of that mortgage loan at the time of purchase, plus

          2.   all unpaid interest, other than Default Interest, due with respect to that mortgage loan pursuant to the related loan documents through the due date in the collection period of purchase, plus

          3.   all unreimbursed servicing advances made under the series 2005-C2 pooling and servicing agreement with respect to that mortgage loan, plus

          4.   all unpaid interest accrued on advances made under the series
               2005-C2 pooling and servicing agreement with respect to that mortgage loan, plus

          5.   subject to certain limitations, to the extent not otherwise covered by clause 4. of this bullet, all unpaid special servicing fees and other Additional Trust Fund Expenses related to that mortgage loan (including any liquidation fee, if payable under the series 2005-C2 pooling and servicing agreement).

     The time period within which we or the UBS Mortgage Loan Seller, as applicable, must complete that cure or repurchase will generally be limited to
90 days following the date on which either (a) we, in the case of a Lehman
Mortgage Loan, or the UBS Mortgage Loan Seller, in the case of a UBS Mortgage
Loan, agree that, or (b) a court of competent jurisdiction

                                     S-136

makes a final non-appealable determination that, a Material Breach or a
Material Document Omission, as the case may be, exists. However, if the responsible party is diligently attempting to correct the problem, then, with limited exception, it will be entitled to as much as an additional 90 days (or more in the case of a Material Document Omission resulting from the failure of the responsible party to have received the recorded documents) to complete that cure or repurchase.

     If a Material Breach or a Material Document Omission exists with respect to any underlying mortgage loan that is cross-collateralized with one or more other mortgage loans in the trust, if the cross-collateralization can be terminated without any adverse tax consequence for the trust, and if the series
2005-C2 controlling class representative so consents, then we or the UBS
Mortgage Loan Seller, as applicable, will be permitted, subject to specified conditions, to repurchase only the affected mortgage loan. Otherwise, the entire cross-collateralized group will be treated as a single mortgage loan for purposes of--

     o    determining whether the subject breach or document omission materially and adversely affects the value of that cross-collateralized group,
          and

     o    the application of remedies.

     The cure/payment/repurchase obligations of us and the UBS Mortgage Loan
Seller described above will constitute the sole remedies available to the series 2005-C2 certificateholders in connection with a Material Breach or a
Material Document Omission with respect to any mortgage loan in the trust.

     No other person will be obligated to cure, pay loss of value or repurchase any affected mortgage loan in connection with, or otherwise address, a Material
Breach or a Material Document Omission, if we or the UBS Mortgage Loan Seller,
as the case may be, default on our obligations to do so. There can be no assurance that we or the UBS Mortgage Loan Seller will have sufficient assets to cure, pay the loss of value or repurchase a mortgage loan if required to do
so.

CHANGES IN MORTGAGE POOL CHARACTERISTICS

     The description in this prospectus supplement of the mortgage pool is based upon the mortgage pool as it is expected to be constituted at the time the offered certificates are issued, with adjustments for the monthly debt service payments due on the underlying mortgage loans on or before the cut-off date. Prior to the Issue Date, one or more mortgage loans may be removed from the mortgage pool if we consider the removal necessary or appropriate. A limited number of other mortgage loans may be included in the mortgage pool prior to the Issue Date, unless including those mortgage loans would materially alter the characteristics of the mortgage pool as described in this prospectus supplement. We believe that the information in this prospectus supplement will be generally representative of the characteristics of the mortgage pool as it will be constituted at the time the offered certificates are issued. However, the range of mortgage interest rates and maturities, as well as the other characteristics of the underlying mortgage loans described in this prospectus supplement, may vary, and the actual initial mortgage pool balance may be as much as 5% larger or smaller than the initial mortgage pool balance specified in this prospectus supplement.

     A current report on Form 8-K will be available to purchasers of the offered certificates on or shortly after the Issue Date. We will file that current report on Form 8-K, together with the series 2005-C2 pooling and servicing agreement as an exhibit, with the SEC within 15 days after the Issue
Date. If mortgage loans are removed from or added to the mortgage pool and investors were not otherwise informed, then that removal or addition will be noted in that current report on Form 8-K.

                                     S-137

                  SERVICING OF THE UNDERLYING MORTGAGE LOANS

GENERAL

     The series 2005-C2 pooling and servicing agreement will govern the servicing and administration of the mortgage loans in the trust, as well as the servicing and administration of (a) the Non-Trust Loans, and (b) any REO
Properties acquired by the special servicer on behalf of the trust and, if and when applicable, the related Non-Trust Loan Noteholder(s) as a result of foreclosure or other similar action. The following summaries describe some of the provisions of the series 2005-C2 pooling and servicing agreement relating to the servicing and administration of those mortgage loans and REO Properties.
You should also refer to the accompanying prospectus, in particular the section captioned "Description of the Governing Documents" for additional important information regarding provisions of the series 2005-C2 pooling and servicing agreement that relate to the rights and obligations of the master servicer and the special servicer.

     The series 2005-C2 pooling and servicing agreement provides that the master servicer and the special servicer must each service and administer the mortgage loans and any REO Properties in the trust for which it is responsible, together with, when appropriate, the Non-Trust Loans, directly or through sub-servicers, in accordance with--

     o    any and all applicable laws,

     o    the express terms of the series 2005-C2 pooling and servicing agreement,

     o    the express terms of the subject mortgage loans and any and all related intercreditor, co-lender and/or similar agreements, and

     o    to the extent consistent with the foregoing, the Servicing Standard.

     In general, the master servicer will be responsible for the servicing and administration of each underlying mortgage loan and each Non-Trust Loan--

     o    as to which no Servicing Transfer Event has occurred, or

     o    that is a worked-out mortgage loan as to which no new Servicing
          Transfer Event has occurred.

     The special servicer, on the other hand, will be responsible for the servicing and administration of each underlying mortgage loan and Non-Trust
Loan as to which a Servicing Transfer Event has occurred and which has not yet become a worked-out mortgage loan with respect to that Servicing Transfer
Event. The special servicer will also be responsible for the administration of each REO Property acquired by the trust.

     Despite the foregoing, the series 2005-C2 pooling and servicing agreement will require the master servicer to continue to receive information and prepare all reports to the trustee required to be received or prepared with respect to any specially serviced mortgage loans and, otherwise, to render other incidental services with respect to any specially serviced mortgage loans. In addition, the special servicer will perform limited duties and have certain approval rights regarding servicing actions with respect to non-specially serviced mortgage loans. Neither the master servicer nor the special servicer will have responsibility for the performance by the other of its respective obligations and duties under the series 2005-C2 pooling and servicing agreement.

     The master servicer will transfer servicing of a mortgage loan for which it is responsible under the series 2005-C2 pooling and servicing agreement to the special servicer upon the occurrence of a Servicing Transfer Event with respect to that mortgage loan. The special servicer will return the servicing of that mortgage loan to the master servicer, and that mortgage loan will be considered to have been worked-out, if and when all Servicing Transfer Events with respect to that mortgage loan cease to exist in accordance with the definition of "Servicing Transfer Event" in the glossary to this prospectus supplement.

     The occurrence of a Servicing Transfer Event with respect to any mortgage loan in a Loan Combination will automatically result in the occurrence of a
Servicing Transfer Event with respect to the other mortgage loan(s) in that
Loan Combination; provided that if, subject to the terms, conditions and limitations of the related Co-Lender Agreement, a Non-Trust Loan Noteholder prevents the occurrence of a Servicing Transfer Event with respect to the related mortgage loan in the trust through the exercise of cure rights as set forth in the related Co-Lender Agreement, then the existence of such Servicing
Transfer Event with respect to the related Non-Trust Loan will not, in and of itself, result in the existence of a Servicing Transfer Event with respect to the related mortgage loan in the trust, or the transfer to special servicing of the applicable Loan Combination (provided that a separate Servicing Transfer
Event may occur with respect thereto).

     Some of the mortgage loans that we intend to include in the trust are currently being serviced by third-party servicers that are entitled to and will become sub-servicers of these loans on behalf of the master servicer. Neither the trustee nor any other successor master servicer may terminate the sub-servicing agreement for any of those sub-servicers without cause.

                                     S-138

     In general, the Non-Trust Loans will be serviced and administered under the series 2005-C2 pooling and servicing agreement as if each such Non-Trust
Loan was a mortgage loan in the trust.

THE INITIAL MASTER SERVICER AND THE INITIAL SPECIAL SERVICER

     The Master Servicer.  Wells Fargo Bank, National Association ("WFB") will act as master servicer under the series 2005-C2 pooling and servicing agreement. WFB's principal servicing offices are located at 45 Fremont Street,
2nd Floor, San Francisco, California 94105.

     WFB, a national banking association, provides a full range of banking services to individual, agribusiness, real estate, commercial and small business customers. As of February 28, 2005, WFB was responsible for servicing approximately 6,941 commercial and multifamily mortgage loans, totaling approximately $53.01 billion in aggregate outstanding principal amounts, including loans securitized in mortgage-backed securitization transactions.
Wells Fargo & Company is the holding company for WFB. Wells Fargo & Company files reports with the Securities and Exchange Commission that are required under the Securities Exchange Act of 1934. Such reports include information regarding WFB and may be obtained at the website maintained by the Securities and Exchange Commission at http://www.sec.gov.

     The information set forth in this prospectus supplement concerning WFB has been provided by it. Neither we nor any underwriter makes any representation or warranty as to the accuracy or completeness of that information.

     The Special Servicer.  Lennar Partners, Inc., a Florida corporation and a subsidiary of LNR Property Holdings Ltd. ("LNR"), will initially be appointed as special servicer of the mortgage pool. Lennar Partners, Inc. is expected to change its name to LNR Partners, Inc. in May 2005. The principal executive offices of Lennar are located at 1601 Washington Avenue, Miami Beach, Florida
33139, and its telephone number is (305) 695-5600.

     LNR, through its subsidiaries, affiliates and joint ventures, is involved in the real estate investment, finance and management business and engages principally in:

     o    acquiring, developing, repositioning, managing and selling commercial and multifamily residential real estate properties,

     o    investing in high-yielding real estate loans, and

     o    investing in, and managing as special servicer, unrated and non-investment grade rated commercial mortgage-backed securities.

     LNR and its affiliates have regional offices located across the country in
Florida, Georgia, Oregon, Texas, Massachusetts, North Carolina and California,
and in Europe in London, England, Paris, France and Munich, Germany. As of
November 30, 2004, Lennar and its affiliates were managing a portfolio which included an original count of approximately 18,200 assets in 50 states and in
Europe with an original face value of $146 billion, most of which are commercial real estate assets. Included in this managed portfolio are $140 billion of commercial real estate assets representing 140 securitization transactions, for which Lennar acts as servicer or special servicer. Lennar and its affiliates own and are in the business of acquiring assets similar in type to the assets of the trust. Accordingly, the assets of Lennar and its affiliates may, depending upon the particular circumstances, including the nature and location of such assets, compete with the mortgaged real properties securing the underlying mortgage loans for tenants, purchasers, financing and so forth.

     The information set forth in this prospectus supplement concerning Lennar and LNR has been provided by them. Neither we nor either of the underwriters makes any representation or warranty as to the accuracy or completeness of this information.

SERVICING AND OTHER COMPENSATION AND PAYMENT OF EXPENSES

     The Master Servicing Fee.  The principal compensation to be paid to the master servicer with respect to its master servicing activities will be the master servicing fee.

     The master servicing fee will be earned with respect to each and every mortgage loan in the trust, including each such mortgage loan--

     o    that is being specially serviced;

     o    as to which the corresponding mortgaged real property has become an
          REO Property; or

                                     S-139

     o    that has been defeased.

     In the case of each mortgage loan in the trust, the master servicing fee will--

     o    be calculated on a 30/360 Basis, except in the case of partial periods of less than a month, when it will be computed on the basis of the actual number of days elapsed in the partial period and a 360-day year,

     o    accrue at the related master servicing fee rate,

     o    accrue on the same principal amount as interest accrues or is deemed to accrue from time to time with respect to that mortgage loan, and

     o    be payable monthly from amounts received with respect to, or allocable as recoveries of, interest on that mortgage loan or, following liquidation of that mortgage loan and any related REO Property, from general collections on the other mortgage loans and REO Properties in the trust.

     The master servicing fee rate with respect to the underlying mortgage loans, under the series 2005-C2 pooling and servicing agreement, will vary on a loan-by-loan basis and ranges from 0.020% per annum to 0.110% per annum. The weighted average master servicing fee rate for the mortgage pool was 0.026% per annum as of the cut-off date. That master servicing fee rate includes any sub-servicing fee rate payable to any third-party servicers that sub-service or primary service the loans on behalf of the master servicer.

     Additional Master Servicing Compensation.  As additional master servicing compensation, the master servicer will be entitled to receive any and all
Prepayment Interest Excesses collected with respect to the entire mortgage pool.

     In addition, the master servicer will generally be authorized to invest or direct the investment of funds held in its custodial account, and in any and all escrow and/or reserve accounts maintained by the master servicer, in
Permitted Investments. See "--Custodial Account" below. In general, the master servicer will be entitled to retain any interest or other income earned on those funds that is not otherwise payable to the borrowers and, to the extent the investments are made for its benefit, will be required to cover any losses of principal from its own funds. The master servicer will not be obligated, however, to cover any losses resulting from the bankruptcy or insolvency of any depository institution or trust company holding any of those accounts.

     All modification fees, assumption fees, assumption application fees, defeasance fees, extension fees, consent/waiver fees and other comparable transaction fees and charges, if any, collected with respect to the underlying mortgage loans will be paid to, and allocated between, the master servicer and the special servicer, as additional compensation, in accordance with the series
2005-C2 pooling and servicing agreement. Similarly, any late payment charges and Default Interest actually collected with respect to any underlying mortgage loan during any collection period will be paid to, and allocated between, the master servicer and the special servicer, as additional compensation, as provided in the series 2005-C2 pooling and servicing agreement, but only to the extent that those late payment charges and Default Interest are not otherwise allocable--

     o    to pay the master servicer, the special servicer, the trustee or the fiscal agent, as applicable, any unpaid interest on advances reimbursed to that party, during that collection period, with respect to the subject mortgage loan or the related mortgaged real property,

     o    to pay any other expenses, excluding special servicing fees, liquidation fees and workout fees, that are then outstanding with respect to the subject mortgage loan or the related mortgaged real property, and that, if paid from collections on the mortgage pool other than late payment charges and Default Interest collected with respect to the subject mortgage loan, would be an Additional Trust
          Fund Expense, or

     o    to reimburse the trust for any Additional Trust Fund Expenses, including interest on advances, but excluding special servicing fees, liquidation fees and workout fees, that were previously paid with respect to the subject mortgage loan or the related mortgaged real property from collections on the mortgage pool (other than late payment charges and Default Interest collected with respect to the subject mortgage loan) and that were not previously reimbursed in accordance with this bullet.

     Some or all of the items referred to in the prior paragraph (exclusive of
Default Interest and late payment charges) that are collected in respect of the
Non-Trust Loans may also be paid to, and allocated between, the master servicer and the special servicer, as additional compensation, as provided in the series
2005-C2 pooling and servicing agreement.

     Prepayment Interest Shortfalls.  The series 2005-C2 pooling and servicing agreement generally provides that if any Prepayment Interest Shortfalls are incurred in connection with the voluntary prepayment by borrowers of non-specially

                                     S-140

serviced mortgage loans in the mortgage pool during any collection period, the master servicer must make a non-reimbursable payment with respect to the related distribution date in an amount equal to the lesser of:

     o    the total amount of those Prepayment Interest Shortfalls, and

     o    the sum of the following components of the master servicer's total servicing compensation for that same collection period--

          1.  all Prepayment Interest Excesses, if any, collected with respect to the entire mortgage pool during that collection period, and

          2.  with respect to each and every mortgage loan in the trust for which the master servicer receives master servicing fees during that collection period, the portion of those fees calculated, in each case, at an annual rate of 0.01% per annum.

     No other master servicing compensation will be available to cover
Prepayment Interest Shortfalls.

     Any payments made by the master servicer with respect to any distribution date to cover Prepayment Interest Shortfalls will be included among the amounts payable as principal and interest on the series 2005-C2 certificates on that distribution date as described under "Description of the Offered
Certificates--Payments" in this prospectus supplement. If the amount of the payments made by the master servicer with respect to any distribution date to cover Prepayment Interest Shortfalls is less than the total of all the
Prepayment Interest Shortfalls incurred with respect to the mortgage pool during the related collection period, then the resulting Net Aggregate
Prepayment Interest Shortfall will be allocated among the respective interest-bearing classes of the series 2005-C2 certificates, in reduction of the interest payable on those certificates, as and to the extent described under "Description of the Offered Certificates--Payments--Payments of Interest"
in this prospectus supplement.

     Principal Special Servicing Compensation.  The principal compensation to be paid to the special servicer with respect to its special servicing activities in respect of the mortgage pool and the Non-Trust Loans will be--

     o    the special servicing fee,

     o    the workout fee, and

     o    the liquidation fee.

     The Special Servicing Fee.  The special servicing fee will be earned with respect to each underlying mortgage loan and each Non-Trust Loan--

     o    that is being specially serviced, or

     o    as to which the corresponding mortgaged real property has become an
          REO Property.

     In the case of each underlying mortgage loan that satisfies the criteria described in the prior paragraph, the special servicing fee will--

     o    be calculated on a 30/360 Basis, except in the case of partial periods of less than a month, when it will be computed on the basis of the actual number of days elapsed in the partial period and a 360-day year,

     o    accrue at a special servicing fee rate of 0.35% per annum, with a minimum fee for each such specially serviced underlying mortgage loan of $4,000 per month.

     o    accrue on the same principal amount as interest accrues or is deemed to accrue from time to time with respect to that mortgage loan, and

     o    generally be payable monthly from general collections on all the mortgage loans and any REO Properties in the trust.

     Special servicing fees earned with respect to a Subordinate Non-Trust Loan may be paid out of collections on the entire subject Loan Combination.

     The Workout Fee.  The special servicer will, in general, be entitled to receive a workout fee with respect to each underlying mortgage loan and each
Non-Trust Loan that is a worked-out mortgage loan. The workout fee will generally be payable out of, and will be calculated by application of a workout fee rate of 1.0% to, each collection of--

     o    interest, other than Default Interest,

     o    principal, and

                                     S-141

     o    prepayment consideration,

received on the subject mortgage loan for so long as it remains a worked-out mortgage loan; provided that any workout fees in respect of a Loan Combination will generally be payable out of and based on collections on the entire such
Loan Combination.

     The workout fee with respect to any worked-out mortgage loan referred to in the prior paragraph will cease to be payable if a new Servicing Transfer
Event occurs with respect to that loan. However, a new workout fee would become payable if that mortgage loan again became a worked-out mortgage loan with respect to that new Servicing Transfer Event.

     If the special servicer is terminated or replaced (other than for cause)
or resigns, then it will retain the right to receive any and all workout fees payable with respect to each mortgage loan serviced under the series 2005-C2 pooling and servicing agreement that became a worked-out mortgage loan during the period that it acted as special servicer and remained a worked-out mortgage loan at the time of its termination, replacement or resignation. The successor special servicer will not be entitled to any portion of those workout fees.

     Although workout fees are intended to provide the special servicer with an incentive to better perform its duties, the payment of any workout fee will reduce amounts payable to the series 2005-C2 certificateholders.

     The Liquidation Fee.  The special servicer will be entitled to receive a liquidation fee with respect to each specially serviced mortgage loan for which it obtains a full, partial or discounted payoff from the related borrower. The special servicer will also be entitled to receive a liquidation fee with respect to any specially serviced mortgage loan or REO Property as to which it receives any Liquidation Proceeds, except as described in the next paragraph.
As to each such specially serviced mortgage loan and REO Property, the liquidation fee will generally be payable from, and will be calculated by application of a liquidation fee rate of 1.0% to, the related payment or proceeds, exclusive of any portion of that payment or proceeds that represents a recovery of Default Interest; provided that any liquidation fees in respect of a Loan Combination will generally be payable out of and based on collections on the entire such Loan Combination.

     Despite anything to the contrary described in the prior paragraph, no liquidation fee will be payable based on, or out of, amounts received in connection with:

     o    a specially serviced mortgage loan that becomes a worked-out mortgage loan (unless it again becomes a specially serviced mortgage loan);

     o    the repurchase of any mortgage loan in the trust by us or the UBS
          Mortgage Loan Seller, due to a breach of representation or warranty or for missing mortgage loan documentation, prior to the expiration of a specified period of time set forth in the series 2005-C2 pooling and servicing agreement, as described under "Description of the Mortgage
          Pool--Cures and Repurchases" in this prospectus supplement;

     o    the purchase of any specially serviced mortgage loan out of the trust by any holder of the fair value purchase option, as described under
          "--Fair Value Option" below;

     o    the purchase of any defaulted mortgage loan in the trust by a related mezzanine lender in connection with repurchase rights set forth in the applicable intercreditor agreement, unless the liquidation fee is payable and is actually paid pursuant to such intercreditor agreement;

     o    the purchase of all of the mortgage loans and REO Properties in the trust by us, Lehman Brothers Inc., the special servicer, any certificateholder(s) of the series 2005-C2 controlling class or the master servicer in connection with the termination of the trust, as described under "Description of the Offered Certificates--Termination"
          in this prospectus supplement;

     o    the purchase of an underlying mortgage loan that is part of a Loan
          Combination by any related Non-Trust Loan Noteholder or its designee in accordance with the related Co-Lender Agreement, unless (a) such purchase occurs more than 60 days after the purchase right arose, and
          (b) the liquidation fee is actually paid; or

     o    the receipt or application of loss of value payments, as described under "Description of the Mortgage Pool--Cures and Repurchases" in
          this prospectus supplement.

     Although liquidation fees are intended to provide the special servicer with an incentive to better perform its duties, the payment of any liquidation fee will reduce amounts payable to the series 2005-C2 certificateholders.

     Additional Special Servicing Compensation.  As additional special servicing compensation, the special servicer will be authorized to invest or direct the investment of funds held in its REO account in Permitted
Investments. See "--REO

                                     S-142

Properties" below. In general, the special servicer will be entitled to retain any interest or other income earned on those funds and will be required to cover any losses of principal from its own funds without any right to reimbursement. The special servicer will not be obligated, however, to cover any losses resulting from the bankruptcy or insolvency of any depository institution or trust company holding the special servicer's REO account.

     All modification fees, assumption fees, assumption application fees, extension fees, defeasance fees, consent/waiver fees and other comparable transaction fees and charges, if any, collected with respect to the underlying mortgage loans will be paid to, and allocated between, the master servicer and the special servicer, as additional compensation, in accordance with the series
2005-C2 pooling and servicing agreement. Similarly, any late payment charges and Default Interest actually collected with respect to any underlying mortgage loan during any collection period will be paid to, and allocated between, the master servicer and the special servicer, as additional compensation, as provided in the series 2005-C2 pooling and servicing agreement, but only to the extent that those late payment charges and Default Interest are not otherwise allocable--

     o    to pay the master servicer, the special servicer, the trustee or the fiscal agent, as applicable, any unpaid interest on advances reimbursed to that party, during that collection period, with respect to the subject mortgage loan or the related mortgaged real property,

     o    to pay any other expenses, excluding special servicing fees, liquidation fees and workout fees, that are then outstanding with respect to the subject mortgage loan or the related mortgaged real property, and that, if paid from collections on the mortgage pool other than late payment charges and Default Interest collected with respect to the subject mortgage loan, would be an Additional Trust
          Fund Expense, or

     o    to reimburse the trust for any Additional Trust Fund Expenses, including interest on advances, but excluding special servicing fees, liquidation fees and workout fees, that were previously paid with respect to the subject mortgage loan or the related mortgaged real property from collections on the mortgage pool (other than late payment charges and Default Interest collected with respect to the subject mortgage loan) and that were not previously reimbursed in accordance with this bullet.

     Some or all of the items referred to in the prior paragraph (exclusive of
Default Interest and late payment charges) that are collected in respect of the
Non-Trust Loans may also be paid to, and allocated between, the master servicer and the special servicer, as additional compensation, as provided in the series
2005-C2 pooling and servicing agreement.

     Payment of Expenses; Servicing Advances.  Each of the master servicer and the special servicer will be required to pay its overhead costs and any general and administrative expenses incurred by it in connection with its servicing activities under the series 2005-C2 pooling and servicing agreement. The master servicer and the special servicer will not be entitled to reimbursement for these expenses except as expressly provided in the series 2005-C2 pooling and servicing agreement.

     Any and all customary, reasonable and necessary out-of-pocket costs and expenses incurred or to be incurred, as the case may be, by the master servicer, the special servicer, the trustee or the fiscal agent in connection with the servicing of a mortgage loan under the series 2005-C2 pooling and servicing agreement, if a default is imminent or after a default, delinquency or other unanticipated event has occurred with respect to that loan, or in connection with the administration of any REO Property, will be servicing advances. Servicing advances will be reimbursable from future payments and other collections, including Insurance Proceeds, Condemnation Proceeds and
Liquidation Proceeds, in connection with the related mortgage loan or REO
Property.

     The special servicer may request that the master servicer make servicing advances with respect to a specially serviced mortgage loan or REO Property under the series 2005-C2 pooling and servicing agreement, in lieu of the special servicer's making that advance itself. The special servicer must make the request a specified number of days in advance of when the servicing advance is required to be made under the series 2005-C2 pooling and servicing agreement. The master servicer, in turn, must make the requested servicing advance within a specified number of days following the master servicer's receipt of the request. If the request is timely and properly made, the special servicer will be relieved of any obligations with respect to a servicing advance that it requests that the master servicer make, regardless of whether or not the master servicer actually makes that advance.

     If the master servicer or the special servicer is required under the series 2005-C2 pooling and servicing agreement to make a servicing advance, but it does not do so within 15 days after the servicing advance is required to be made, then the trustee will be required:

     o    if it has actual knowledge of the failure, to give the master servicer or the special servicer, as applicable, notice of its failure; and

                                     S-143

     o    if the failure continues for three more business days, to make the servicing advance.

     The series 2005-C2 pooling and servicing agreement will obligate the fiscal agent to make any servicing advances that the trustee was obligated, but failed, to make.

     Despite the foregoing discussion or anything else to the contrary in this prospectus supplement, none of the master servicer, the special servicer, the trustee or the fiscal agent will be obligated to make servicing advances that, in the judgment of the party making the advance, or in the judgment of the special servicer (with regard to advances by parties other than the special servicer on specially serviced mortgage loans or REO Properties), would not be ultimately recoverable from expected collections on the related mortgage loan or REO Property. In making such recoverability determination, that person will be entitled to consider (among other things) only the obligations of the borrower under the terms of the related mortgage loan as it may have been modified, to consider (among other things) the related mortgaged real properties in their "as is" or then current conditions and occupancies, as modified by that party's assumptions regarding the possibility and effects of future adverse change with respect to the related mortgaged real properties, to estimate and consider (among other things) future expenses and to estimate and consider (among other things) the timing of recoveries. In addition, any such person may update or change its recoverability determinations at any time and may obtain from the special servicer any analysis, appraisals or market value estimates or other information in the possession of the special servicer for such purposes. If the master servicer, the special servicer, the trustee or the fiscal agent makes any servicing advance that it subsequently determines (or, with regard to advances by parties other than the special servicer on specially serviced mortgage loans or REO Properties, that the special servicer subsequently determines) is not recoverable from expected collections on the related mortgage loan or REO Property, it may obtain reimbursement for that advance, together with interest on the advance, out of general collections on the mortgage loans and any REO Properties on deposit in the master servicer's custodial account from time to time. See "Description of the
Certificates--Advances" in the accompanying prospectus and "--Custodial
Account" below.

     Notwithstanding the foregoing, upon a determination that a previously made servicing advance is not recoverable from expected collections on the related mortgage loan or REO Property in the trust, instead of obtaining reimbursement out of general collections on the mortgage pool immediately, any of the master servicer, the special servicer, the trustee or the fiscal agent, as applicable, may, in its sole discretion, elect to obtain reimbursement for such non-recoverable servicing advance over a period of time (not to exceed 12 months without the consent of the series 2005-C2 controlling class representative), with interest thereon at the prime rate described below. At any time after such a determination to obtain reimbursement over time in accordance with the preceding sentence, the master servicer, the special servicer, the trustee or the fiscal agent, as applicable, may, in its sole discretion, decide to obtain reimbursement from general collections on the mortgage pool immediately. The fact that a decision to recover a non-recoverable servicing advance over time, or not to do so, benefits some classes of series 2005-C2 certificateholders to the detriment of other classes of series 2005-C2 certificateholders will not constitute a violation of the
Servicing Standard by the master servicer or the special servicer or a breach of the terms of the series 2005-C2 pooling and servicing agreement by any party thereto or a violation of any fiduciary duty owed by any party thereto to the series 2005-C2 certificateholders.

     If the master servicer, the special servicer, the trustee or the fiscal agent reimburses itself out of general collections on the mortgage pool for any servicing advance that it has determined is not recoverable out of collections on the related mortgage loan, then that advance (together with accrued interest thereon) will be deemed, to the fullest extent permitted, to be reimbursed first out of payments and other collections of principal on the underlying mortgage loans otherwise distributable on the series 2005-C2 principal balance certificates (prior to being deemed reimbursed out of payments and other collections of interest on the underlying mortgage loans otherwise distributable on the series 2005-C2 certificates), thereby reducing the payments of principal on the series 2005-C2 principal balance certificates. As a result, the Total Principal Payment Amount for the corresponding distribution date would be reduced, to not less than zero, by the amount of any such reimbursement.

     The master servicer will be permitted to pay, and the special servicer may direct the payment of, some servicing expenses out of general pool-wide collections on deposit in the master servicer's custodial account. Servicing expenses that may be so paid include the cost to remediate any adverse environmental circumstance or condition at any of the mortgaged real properties securing an underlying mortgage loan serviced under the series 2005-C2 pooling and servicing agreement. In addition, the series 2005-C2 pooling and servicing agreement will require the master servicer, at the direction of the special servicer if a specially serviced asset is involved, to pay directly out of the master servicer's custodial account any servicing expense that, if advanced by the master servicer or the special servicer, would not be recoverable from expected collections on the related mortgage loan or REO Property. This is only to be done, however, when the master servicer, or the special

                                     S-144

servicer if a specially serviced asset is involved, has determined in accordance with the Servicing Standard that making the payment is in the best interests of the series 2005-C2 certificateholders (or, if the subject specially serviced asset is a Loan Combination or any related REO Property, the best interests of the series 2005-C2 certificateholders and the related
Non-Trust Loan Noteholder(s)), as a collective whole.

     The master servicer, the special servicer, the trustee and the fiscal agent will be entitled to receive interest on servicing advances made by them.
The interest will accrue on the amount of each servicing advance, and compound annually, for so long as the servicing advance is outstanding, at a rate per annum equal to the prime rate as published in the "Money Rates" section of The
Wall Street Journal, as that prime rate may change from time to time. Interest accrued with respect to any servicing advance will generally be payable--

     o    first, out of Default Interest and late payment charges on deposit in the master servicer's collection account that were collected on the related underlying mortgage loan in the collection period in which that servicing advance was reimbursed, and

     o    then, after or at the same time that advance is reimbursed, but only if and to the extent that the Default Interest and late payment charges referred to in the preceding bullet are insufficient to cover the advance interest, out of any other amounts then on deposit in the master servicer's custodial account.

THE SERIES 2005-C2 CONTROLLING CLASS REPRESENTATIVE AND THE NON-TRUST LOAN
NOTEHOLDERS

     Series 2005-C2 Controlling Class.  As of any date of determination, the controlling class of series 2005-C2 certificateholders will be the holders of the most subordinate class of series 2005-C2 principal balance certificates then outstanding (based on the payment priority described under "Description of the Offered Certificates--Priority of Payments" in this prospectus supplement)
that has a total principal balance that is at least equal to 25% of that class's original total principal balance. However, if no class of series
2005-C2 principal balance certificates has a total principal balance that satisfies this requirement, then the controlling class of series 2005-C2 certificateholders will be the holders of the most subordinate class of series
2005-C2 principal balance certificates then outstanding (based on the payment priority described under "Description of the Offered Certificates--Priority of
Payments" in this prospectus supplement) that has a total principal balance greater than zero. The class A-1, A-2, A-3, A-4, A-AB and A-5 certificates will be treated as one class for purposes of determining, and exercising the rights of, the controlling class of series 2005-C2 certificates. For clarification, the controlling class of series 2005-C2 certificateholders will in no event be the holders of the class R-I, R-II or R-III certificates, which do not have principal balances

     Selection of the Series 2005-C2 Controlling Class Representative.  The
series 2005-C2 pooling and servicing agreement permits the holder or holders of series 2005-C2 certificates representing a majority of the voting rights allocated to the series 2005-C2 controlling class to select a representative with the rights and powers described below in this "--The Series 2005-C2
Controlling Class Representative and the Non-Trust Loan Noteholders" section and elsewhere in this prospectus supplement. In addition, if the series 2005-C2 controlling class is held in book-entry form and confirmation of the identities of the related beneficial owners has been provided to the trustee, those beneficial owners entitled to a majority of the voting rights allocated to the series 2005-C2 controlling class will be entitled to directly select a controlling class representative. Notwithstanding the foregoing, until a series
2005-C2 controlling class representative is so selected in accordance with the preceding two sentences, or after receipt of a notice from the holders (or, if applicable, the beneficial owners) of series 2005-C2 certificates representing a majority of the voting rights allocated to the series 2005-C2 controlling class that a series 2005-C2 controlling class representative is no longer designated, any party identified to the trustee as beneficially owning more than 50% of the aggregate principal balance of the series 2005-C2 controlling class certificates will be the series 2005-C2 controlling class representative.

     If the series 2005-C2 controlling class of certificates is held in book-entry form, then costs incurred in determining the identity of the series
2005-C2 controlling class representative may be an expense of the trust.

     Designation of the Loan Combination Controlling Parties. The Co-Lender
Agreement for each Loan Combination provides for, or allows for, one or more particular holders of the mortgage loans comprising that Loan Combination or its or their designee or designees (as to that Loan Combination, the "Loan
Combination Controlling Party") to provide advice and direction to the master servicer and/or the special servicer with respect to various servicing actions regarding that Loan Combination, including as described below in this "--The
Series 2005-C2 Controlling Class Representative and the Non-Trust Loan
Noteholders" section. The manner of the determination of the Loan Combination
Controlling Party for each Loan Combination is described under the subheading
"--Co-Lender Agreement--Consent Rights" relating to such Loan Combination that appears under "Description of the Mortgage Pool--Loan Combinations" in this prospectus supplement.

                                     S-145

     With respect to the Macquarie DDR II Mortgage Loan, the applicable Loan
Combination Controlling Party will consist of the holder of the Macquarie DDR
II Mortgage Loan or its designee (which representative, pursuant to the series
2005-C2 pooling and servicing agreement, will be the series 2005-C2 controlling class representative). With respect to each other Loan Combination, the applicable Loan Combination Controlling Party will, as of the Issue Date, be the related Non-Trust Loan Noteholder(s) or a representative thereof.

     Rights and Powers of the Series 2005-C2 Controlling Class Representative
and the Non-Trust Loan Noteholders.  The special servicer will, in general, not be permitted to take, or consent to the master servicer's taking, any of the following actions under the series 2005-C2 pooling and servicing agreement with respect to the mortgage pool (exclusive of each underlying mortgage loan that is part of a Loan Combination), as to which action the series 2005-C2 controlling class representative has objected in writing within 10 business days of having been notified in writing of the particular action and having been provided with all reasonably requested information with respect to the particular action--

     o    any foreclosure upon or comparable conversion, which may include acquisitions of an REO Property, of the ownership of properties securing those specially serviced mortgage loans in the trust as come into and continue in default;

     o    any modification, extension, amendment or waiver of a monetary term
          (including the timing of payments, but excluding the waiver of Default
          Interest and late charges) or any material non-monetary term
          (including any material term relating to insurance) of a specially serviced mortgage loan in the trust;

     o    any proposed sale of an REO Property in the trust, other than in connection with the termination of the trust as described under
          "Description of the Offered Certificates--Termination" in this prospectus supplement, for less than an amount approximately equal to the unpaid principal balance of the related mortgage loan, plus accrued interest (other than Default Interest) thereon, plus any related unreimbursed servicing advances thereon, plus such other items set forth in the 2005-C2 pooling and servicing agreement;

     o    any acceptance of a discounted payoff with respect to a specially serviced mortgage loan in the trust;

     o    any determination to bring an REO Property, or the mortgaged real property securing a specially serviced mortgage loan, held by the trust into compliance with applicable environmental laws or to otherwise address hazardous materials located at that property;

     o    any release of collateral for a specially serviced mortgage loan in the trust, other than in accordance with the terms of, or upon satisfaction of, that mortgage loan;

     o    any acceptance of substitute or additional collateral for a specially serviced mortgage loan in the trust, other than in accordance with the terms of that mortgage loan;

     o    any waiver of a due-on-sale or due-on-encumbrance clause with respect to an underlying mortgage loan;

     o    any acceptance of an assumption agreement releasing a borrower from liability under an underlying mortgage loan; and

     o    any other actions as may be specified in the series 2005-C2 pooling and servicing agreement;

provided that, if the special servicer determines that failure to take such action would violate the Servicing Standard, then the special servicer may take
(or, if and to the extent applicable, consent to the master servicer's taking)
any such action without waiting for the series 2005-C2 controlling class representative's response.

     Similarly, neither the special servicer nor the master servicer (to the extent the master servicer is permitted to take such action under the series
2005-C2 pooling and servicing agreement) will be permitted to take (or, in case of the special servicer, if and when appropriate, to consent to the master servicer's taking) any of the following actions (or, subject to the related
Co-Lender Agreement, some subset of the following actions) under the series
2005-C2 pooling and servicing agreement with respect to a Loan Combination, as to which action the related Loan Combination Controlling Party has objected within 10 business days of having been notified thereof in writing and having been provided with all reasonably requested information with respect thereto:

     o    any proposed foreclosure upon or comparable conversion, which may include acquisitions of an REO Property, of the related mortgaged real property and the other collateral securing the subject Loan
          Combination if it comes into and continues in default;

     o    any modification, extension, amendment or waiver of a monetary term
          (including the timing of payments) or any material non-monetary term
          (including a material term relating to insurance) of a mortgage loan that is part of the subject Loan Combination;

                                     S-146

     o    any proposed sale of a related REO Property;

     o    any acceptance of a discounted payoff of a mortgage loan that is part of the subject Loan Combination;

     o    any determination to bring the related mortgaged real property
          (including if it is an REO Property) into compliance with applicable environmental laws or to otherwise address hazardous materials located at the related mortgaged real property;

     o    any renewal or replacement of the then existing insurance policies to the extent that the renewal or replacement policy does not comply with the terms of the related loan documents or any waiver, modification or amendment of any insurance requirements under the related loan documents, in each case if lender's approval is required by the related loan documents;

     o    any adoption or approval of a plan in bankruptcy of the related borrower;

     o    any release of collateral for the subject Loan Combination (including, but not limited to, the termination or release of any reserves, escrows or letters of credit), other than in accordance with the terms of, or upon satisfaction of, the subject Loan Combination;

     o    any acceptance of substitute or additional collateral for the subject
          Loan Combination, other than in accordance with the terms thereof;

     o    any waiver of a "due-on-sale" or "due-on-encumbrance" clause with respect to the subject Loan Combination;

     o    any acceptance of an assumption agreement releasing the related borrower from liability under the subject Loan Combination;

     o    any approval of a material capital expenditure, if lender's approval is required by the related loan documents;

     o    any replacement of the property manager, if lender's approval is required by the related loan documents;

     o    any approval of the transfer of the related mortgaged real property or interests in the related borrower or the incurrence of additional indebtedness secured by the related mortgaged real property, if lender's approval is required by the related loan documents; and

     o    any modification to a ground lease or certain designated space leases;

provided that, if the special servicer or the master servicer, as applicable, determines that immediate action is necessary to protect the interests of the series 2005-C2 certificateholders and the related Non-Trust Loan Noteholder(s), as a collective whole, then the special servicer or the master servicer (to the extent the master servicer is otherwise permitted to take such action under the series 2005-C2 pooling and servicing agreement), as applicable, may take (or, in the case of the special servicer, if and to the extent applicable, consent to the master servicer's taking) any such action without waiting for the related Loan Combination Controlling Party's response.

     In addition, the series 2005-C2 controlling class representative may direct the special servicer to take, or to refrain from taking, any actions with respect to the servicing and/or administration of any specially serviced mortgage loans and REO Properties in the trust fund (other than any such mortgage loans that are part of, and any such REO Properties that relate to, a
Loan Combination) that the series 2005-C2 controlling class representative may consider advisable or as to which provision is otherwise made in the series
2005-C2 pooling and servicing agreement. Similarly, in general, the related
Loan Combination Controlling Party may direct the special servicer and/or the master servicer to take, or refrain from taking, any actions with respect to a
Loan Combination that such Loan Combination Controlling Party may consider consistent with the related Co-Lender Agreement or as to which provision is otherwise made in the related Co-Lender Agreement.

     Notwithstanding the foregoing, no advice, direction or objection given or made by the series 2005-C2 controlling class representative or by the Loan
Combination Controlling Party for any Loan Combination, as contemplated by any of the foregoing paragraphs in this "--The Series 2005-C2 Controlling Class
Representative and the Non-Trust Loan Noteholders--Rights and Powers of the
Series 2005-C2 Controlling Class Representative and the Non-Trust Loan
Noteholders" subsection, may require or cause the special servicer or master servicer, as applicable, to violate (a) any other provision of the series
2005-C2 pooling and servicing agreement described in this prospectus supplement or the accompanying prospectus, including the obligation of that servicer to act in accordance with the Servicing Standard, (b) the related mortgage loan documents, including any applicable co-lender and/or intercreditor agreements, or (c) applicable law, including the REMIC provisions of the Internal Revenue
Code; and that servicer is to ignore any such advice, direction or objection that would cause such a violation.

                                     S-147

     Furthermore, the special servicer will not be obligated to seek approval from the series 2005-C2 controlling class representative or, in the case of a
Loan Combination, from the related Loan Combination Controlling Party for any actions to be taken by the special servicer with respect to the workout or liquidation of any particular specially serviced mortgage loan in the trust fund or any Loan Combination that is being specially serviced if--

     o    the special servicer has, as described above, notified the series
          2005-C2 controlling class representative or, in the case of a Loan
          Combination, the related Loan Combination Controlling Party in writing of various actions that the special servicer proposes to take with respect to the workout or liquidation of that mortgage loan or that
          Loan Combination, and

     o    for 60 days following the first of those notices, the series 2005-C2 controlling class representative or, in the case of a Loan
          Combination, the related Loan Combination Controlling Party has objected to all of those proposed actions and has failed to suggest any alternative actions that the special servicer considers to be consistent with the Servicing Standard.

     In addition to the foregoing, the special servicer may be required to consult with a Non-Trust Loan Noteholder or its representative regarding special servicing functions affecting any of the mortgage loans in the related
Loan Combination to ascertain that Non-Trust Loan Noteholder's views as to the proposed action (but, except as described above, may reject any advice, objection or direction from such noteholder or representative).

     Furthermore, during the time that the series 2005-C2 controlling class representative is not the related Loan Combination Controlling Party with respect to a particular Loan Combination, the series 2005-C2 controlling class representative may have certain consultation rights with respect thereto.

     Limitation on Liability of the Series 2005-C2 Controlling Class
Representative and the Non-Trust Loan Noteholders.  The series 2005-C2 controlling class representative will not be liable to the trust or the series
2005-C2 certificateholders for any action taken, or for refraining from the taking of any action, or for errors in judgment; except that the series 2005-C2 controlling class representative will not be protected against any liability to a series 2005-C2 controlling class certificateholder which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations or duties. Each series 2005-C2 certificateholder acknowledges and agrees, by its acceptance of its series 2005-C2 certificates, that:

     o    the series 2005-C2 controlling class representative may have special relationships and interests that conflict with those of the holders of one or more classes of the series 2005-C2 certificates;

     o    the series 2005-C2 controlling class representative may act solely in the interests of the holders of the series 2005-C2 controlling class;

     o    the series 2005-C2 controlling class representative does not have any duties or liability to the holders of any class of series 2005-C2 certificates other than the series 2005-C2 controlling class;

     o    the series 2005-C2 controlling class representative may take actions that favor the interests of the holders of the series 2005-C2 controlling class over the interests of the holders of one or more other classes of series 2005-C2 certificates;

     o    the series 2005-C2 controlling class representative will not be deemed to have been negligent or reckless, or to have acted in bad faith or engaged in willful misconduct, by reason of its having acted solely in the interests of the holders of the series 2005-C2 controlling class;
          and

     o    the series 2005-C2 controlling class representative will have no liability whatsoever for having acted solely in the interests of the holders of the series 2005-C2 controlling class, and no series 2005-C2 certificateholder may take any action whatsoever against the series
          2005-C2 controlling class representative for having so acted.

     A Non-Trust Loan Noteholder or its designee, in connection with exercising the rights and powers of the related Loan Combination Controlling Party described under "--The Series 2005-C2 Controlling Class Representative and the
Non-Trust Loan Noteholders--Rights and Powers of the Series 2005-C2 Controlling
Class Representative and the Non-Trust Loan Noteholders" above with respect to a Loan Combination, will be entitled to substantially the same limitations on liability to which the series 2005-C2 controlling class representative is entitled.

     Additional Rights of the Non-Trust Loan Noteholders; Right to Purchase and
Right to Cure Defaults.

     Right to Purchase. Pursuant to the related Co-Lender Agreement, if and for so long as any Loan Combination is specially serviced and, further, upon any monthly debt service payment with respect to that Loan Combination becoming at least 60 days delinquent, then a related Non-Trust Loan Noteholder with respect to that Loan

                                     S-148

Combination will have an assignable right to purchase the related underlying mortgage loan, at a price generally equal to the unpaid principal balance of that underlying mortgage loan, plus accrued unpaid interest (other than Default
Interest) thereon, plus any servicing compensation, unreimbursed advances and interest on all such related advances payable or reimbursable to any party to the series 2005-C2 pooling and servicing agreement (but exclusive of any prepayment consideration and late payment charges). For a more detailed description of the foregoing purchase rights see "Description of the Mortgage
Pool--Loan Combinations" in this prospectus supplement.

     Right to Cure Defaults. Further, in the case of the Bay Colony Corporate
Center Loan Combination, pursuant to the related Co-Lender Agreement, the Bay
Colony Corporate Center Non-Trust Loan Noteholders have an assignable right to cure certain events of default with respect to the Bay Colony Corporate Center
Mortgage Loan, which events of default are either monetary in nature or otherwise susceptible of cure by the payment of money, within 10 business days of the later of (a) receipt by the Bay Colony Corporate Center Non-Trust Loan
Noteholders of notice of the subject event of default and (b) the expiration of the applicable grace period for the subject event of default; provided that (i)
there can be no more than six such cure events over the life of the Bay Colony
Corporate Center Loan Combination, and (ii) no more than three cure events are permitted in any 12-month period, whether or not consecutive.

REPLACEMENT OF THE SPECIAL SERVICER

     Subject to the discussion below in this "--Replacement of the Special
Servicer" section, series 2005-C2 certificateholders entitled to a majority of the voting rights allocated to the series 2005-C2 controlling class may--

     o    terminate an existing special servicer with or without cause, and

     o    appoint a successor to any special servicer that has resigned or been terminated.

     Any termination of an existing special servicer and/or appointment of a successor special servicer will be subject to, among other things, receipt by the trustee of--

     1.   written confirmation from each of Moody's and Fitch that the appointment will not result in a qualification, downgrade or withdrawal of any of the ratings then assigned thereby to any class of the series 2005-C2 certificates,

     2.   written confirmation from each applicable rating agency that the appointment will not result in a qualification, downgrade or withdrawal of any of the ratings then assigned thereby to any class of securities backed by the Macquarie DDR Portfolio II Pari Passu
          Non-Trust Loan, and

     3.   the written agreement of the proposed special servicer to be bound by the terms and conditions of the series 2005-C2 pooling and servicing agreement, together with an opinion of counsel regarding, among other things, the enforceability of the series 2005-C2 pooling and servicing agreement against the proposed special servicer.

     In connection with the foregoing right of the series 2005-C2 certificateholders entitled to a majority of the voting rights allocated to the series 2005-C2 controlling class to replace the special servicer, those series
2005-C2 certificateholders may be required to consult with one or more of the related Non-Trust Loan Noteholders with respect to each Loan Combination prior to appointing a replacement special servicer; provided that those series
2005-C2 certificateholders may, in their sole discretion, reject any advice provided by any such Non-Trust Loan Noteholder.

     If the controlling class of series 2005-C2 certificates is held in book-entry form and confirmation of the identities of the related beneficial owners has been provided to the trustee, then the beneficial owners entitled to a majority of the voting rights allocated to the series 2005-C2 controlling class will be entitled to directly replace an existing special servicer and appoint a successor, in the manner described above.

     Any costs and expenses incurred in connection with the removal of a special servicer (without cause) that are not paid by the replacement special servicer will be payable by the holders or beneficial owners entitled to a majority of the voting rights allocated to the series 2005-C2 controlling class.

     Notwithstanding the foregoing, for so long as the aggregate unpaid principal balance of the Bay Colony Corporate Center Non-Trust Loans, net of
that portion of any existing Appraisal Reduction Amount with respect to the Bay
Colony Corporate Center Loan Combination that is allocable to the Bay Colony
Corporate Center Non-Trust Loans, is no less than 27.5% of an amount equal to
(i) the original aggregate principal balance of the Bay Colony Corporate Center
Non-Trust Loans minus (ii) any principal payments allocated to and received on the Bay Colony Corporate Center Non-Trust Loans made by the related borrower:

                                     S-149

     o    the Bay Colony Corporate Center Non-Trust Loan Noteholders may
          terminate an existing special servicer with respect to, but solely with respect to, the Bay Colony Corporate Center Loan Combination,
          with or without cause, and appoint a successor to any special servicer with respect to, but solely with respect to, the Bay Colony Corporate
          Center Loan Combination that has resigned or been terminated, subject to receipt by the trustee of the items described in clauses (1) and
          (3) of the second paragraph under this "--Replacement of the Special
          Servicer" section; and

     o    the majority holders of the series 2005-C2 controlling class certificates cannot terminate a special servicer appointed by the Bay
          Colony Corporate Center Non-Trust Loan Noteholders with respect to the
          Bay Colony Corporate Center Loan Combination, without cause.

     If the special servicer for the Bay Colony Corporate Center Loan
Combination is different from the special servicer for the rest of the mortgage loans serviced under the series 2005-C2 pooling and servicing agreement, then
(unless the context indicates otherwise) all references to the special servicer in this prospectus supplement and the accompanying prospectus are intended to mean the applicable special servicer or both special servicers together, as appropriate in light of the circumstances.

ENFORCEMENT OF DUE-ON-SALE AND DUE-ON-ENCUMBRANCE PROVISIONS

     Subject to the discussion under "--The Series 2005-C2 Controlling Class
Representative and the Non-Trust Loan Noteholders" above, the special servicer, in accordance with the series 2005-C2 pooling and servicing agreement, will be required to determine, in a manner consistent with the Servicing Standard, whether to exercise any right the lender under any underlying mortgage loan may have under either a due-on-sale or due-on-encumbrance clause to accelerate payment of that mortgage loan. However, subject to the related loan documents and applicable law, the special servicer may not waive its rights or grant its consent under any such due-on-sale or due-on-encumbrance clause, unless either
(a) written confirmation has been received from each of Moody's and Fitch (and, if applicable, S&P) that this action would not result in the qualification, downgrade or withdrawal of any of the ratings then assigned by that rating agency to any class of series 2005-C2 certificates and, if the Macquarie DDR
Portfolio II Loan Combination is involved, any class of securities backed by the Macquarie DDR Portfolio II Pari Passu Non-Trust Mortgage Loan, or (b) such confirmation of ratings is not necessary because of the satisfaction of such criteria, including the size of the subject mortgage loan being below any minimum threshold, as may be established by those rating agencies and set forth in the series 2005-C2 pooling and servicing agreement.

MODIFICATIONS, WAIVERS, AMENDMENTS AND CONSENTS

     In general, except as described below and in certain other limited matters, the master servicer will not be permitted to agree to waive, modify or amend any term of any mortgage loan. The special servicer, subject to the limitations described below in this "--Modifications, Waivers, Amendments and
Consents" section, will generally be responsible for any material waivers, modifications or amendments of any mortgage loan documents.

     With respect to any mortgage loan in the trust that is not specially serviced, the master servicer may, generally without receiving prior confirmation from any applicable rating agency or the consent of the special servicer or the series 2005-C2 controlling class representative--

     o    consent to subordination of the lien of the subject mortgage loan to an easement or right-of-way for utilities, access, parking, public improvements or another purpose, provided that the master servicer has determined in accordance with the Servicing Standard that such easement or right-of-way will not materially interfere with the then-current use of the related mortgaged real property, the security intended to be provided by the related mortgage instrument or the related borrower's ability to repay the subject mortgage loan, or materially or adversely affect the value of the related mortgaged real property;

     o    grant waivers of minor covenant defaults (other than financial covenants) including late financial statements;

     o    grant releases of non-material parcels of a property (provided that, if the related loan documents expressly require the mortgagee thereunder to grant the release upon the satisfaction of certain conditions, then the release is to be made as required by the related loan documents);

     o    approve routine leasing activity with respect to (a) leases (other than ground leases) for less than 5,000 square feet, provided that no subordination, non-disturbance and attornment agreement exists with respect to the subject lease, or (b) leases (other than ground leases)
          of more than 5,000 square feet and less than 10,000 square feet, provided that (i) no subordination, non-disturbance and attornment agreement exists with respect to the subject lease and (ii) the subject lease is not more than 20% of the related mortgaged real property;

                                     S-150

     o    approve or consent to grants of easements and rights-of-way that do not materially affect the use or value of the related mortgaged real property or the related borrower's ability to make any payments with respect to the subject mortgage loan; and

     o    grant other non-material waivers, consents, modifications or amendments;

provided that (1) any such modification, waiver or amendment would not in any way affect a payment term of the related mortgage loan (other than, in the case of a non-specially serviced mortgage loan, a waiver of payment of Default
Interest or a late payment charge), (2) agreeing to such modification, waiver or amendment would be consistent with the Servicing Standard, (3) agreeing to such modification, waiver or amendment will not violate the terms, provisions or limitations of the series 2005-C2 pooling and servicing agreement and (4)
the master servicer will not grant or enter into any subordination, non-disturbance and attornment agreements (or waivers, consents, approvals, amendments or modifications in connection therewith) without the prior written consent of the special servicer. Furthermore, the master servicer may not agree to any modification, extension, waiver or amendment of any term of any mortgage loan that would cause any REMIC or grantor trust created under the series
2005-C2 pooling and servicing agreement to fail to qualify as such under the
Internal Revenue Code or result in the imposition of any tax on "prohibited transactions" or "contributions" after the startup day under the REMIC provisions of the Internal Revenue Code.

     Furthermore, none of the trustee, the master servicer or the special servicer, as applicable, may give any consent, approval or direction regarding the termination of the related property manager or the designation of any replacement property manager or, if the related mortgaged real property is hospitality property, give any consent, approval or direction regarding the termination of the franchise or the designation of a new franchise, with respect to any mortgaged real property that secures the Macquarie DDR Portfolio
II Loan Combination or a mortgage loan in the trust with an unpaid principal balance that is at least equal to the lesser of $20,000,000 and 2% of the then aggregate principal balance of the mortgage pool, unless: (1) the mortgagee is not given discretion under the terms of the related mortgage loan to withhold its consent; or (2) it has received prior written confirmation from each of
Moody's and Fitch (and, if applicable, S&P) that such action will not result in the qualification, downgrade or withdrawal of any of the ratings then assigned by that rating agency to any class of the series 2005-C2 certificates or any securities backed by the Macquarie DDR Portfolio II Pari Passu Non-Trust
Mortgage Loan, if applicable.

     The series 2005-C2 pooling and servicing agreement will permit the special servicer to modify, extend, waive or amend any term of any mortgage loan serviced thereunder if that modification, extension, waiver or amendment:

     o    is consistent with the Servicing Standard, and

     o    except under the circumstances described below or as otherwise described under "--Enforcement of Due-on-Sale and Due-on-Encumbrance
          Provisions" above and/or "--Maintenance of Insurance" below, will not--

          1.   affect the amount or timing of any scheduled payments of
               principal, interest or other amounts, including prepayment premiums and yield maintenance charges, but excluding Default
               Interest and, with some limitations, other amounts constituting additional servicing compensation, payable under the mortgage loan,

          2.   affect the obligation of the related borrower to pay a prepayment premium or yield maintenance charge or permit a principal
               prepayment during the applicable prepayment lock-out period,

          3.   except as expressly provided by the related mortgage instrument or in connection with a material adverse environmental condition at the related mortgaged real property, result in a release of the lien of the related mortgage instrument on any material portion of that property without a corresponding principal prepayment, or

          4.   in the special servicer's judgment, materially impair the
               security for the mortgage loan or reduce the likelihood of timely payment of amounts due on the mortgage loan.

     Notwithstanding the second bullet of the preceding paragraph, but subject to the following paragraph and the discussion under "--The Series 2005-C2
Controlling Class Representative and the Non-Trust Loan Noteholders" above, the special servicer may--

     o    reduce the amounts owing under any specially serviced mortgage loan by forgiving principal, accrued interest and/or any prepayment premium or yield maintenance charge,

     o    reduce the amount of the monthly debt service payment on any specially serviced mortgage loan, including by way of a reduction in the related mortgage interest rate,

                                     S-151

     o    forbear in the enforcement of any right granted under any mortgage note, mortgage instrument or other loan document relating to a specially serviced mortgage loan,

     o    accept a principal prepayment on a specially serviced mortgage loan during any prepayment lock-out period, or

     o    subject to the limitations described in the following paragraph, extend the maturity date of a specially serviced mortgage loan;

     provided that--

          1.  the related borrower is in monetary default or material non-monetary default with respect to the specially serviced mortgage loan or, in the judgment of the special servicer, that default is reasonably foreseeable,

          2.  in the judgment of the special servicer, that modification, extension, waiver or amendment would increase the recovery to the series 2005-C2 certificateholders (or, if a Loan Combination is involved, to the series 2005-C2 certificateholders and the related Non-Trust Loan Noteholder(s)), as a collective whole, on a present value basis, and

          3.  that modification, extension, waiver or amendment does not result in a tax on "prohibited transactions" or "contributions" being imposed on the trust after the startup day under the REMIC provisions of the Internal Revenue Code or cause any REMIC or grantor trust created pursuant to the series 2005-C2 pooling and servicing agreement to fail to qualify as such under the Internal
              Revenue Code.

     In no event, however, will the special servicer be permitted to:

     o    extend the maturity date of a mortgage loan beyond a date that is five years prior to the last rated final distribution date;

     o    extend the maturity date of a mortgage loan for more than five years beyond its original maturity date; or

     o    if the mortgage loan is secured solely or primarily by a lien on a ground lease, but not by the related fee interest, extend the maturity date of that mortgage loan beyond the date that is 20 years or, to the extent consistent with the Servicing Standard, giving due
          consideration to the remaining term of the ground lease, ten years, prior to the end of the term of that ground lease.

     Any modification, extension, waiver or amendment of the payment terms of a
Loan Combination will be required to be structured so as to be reasonably consistent with the allocation and payment priorities in the related loan documents and the related Co-Lender Agreement, such that neither the trust as holder of the subject underlying mortgage loan, on the one hand, nor any related Non-Trust Loan Noteholder, on the other hand, gains a priority over the other that is not reflected in the related loan documents and the related
Co-Lender Agreement.

     Further, to the extent consistent with the Servicing Standard, if a Loan
Combination includes a Subordinate Non-Trust Loan, then, taking into account the subordinate position of such Subordinate Non-Trust Loan:

     o    no waiver, reduction or deferral of any amounts due on the underlying mortgage loan in such Loan Combination will be effected prior to the waiver, reduction or deferral of the entire corresponding item in respect of that Subordinate Non-Trust Loan; and

     o    no reduction of the mortgage interest rate of the underlying mortgage loan in such Loan Combination may be effected prior to the reduction of the mortgage interest rate of that Subordinate Non-Trust Loan, to the fullest extent possible.

     The special servicer and master servicer will each be required to notify the trustee of any modification, waiver or amendment of any term of any underlying mortgage loan agreed to by it, and to deliver to the trustee, for deposit in the related mortgage file, an original counterpart of the agreement relating to that modification, waiver or amendment promptly following its execution.

REQUIRED APPRAISALS

     Within a specified number of days after the date on which any Appraisal
Trigger Event has occurred with respect to any of the underlying mortgage loans, the special servicer must obtain, and deliver to the trustee a copy of, an appraisal of the related mortgaged real property, from an independent appraiser meeting the qualifications imposed in the series 2005-C2 pooling and servicing agreement, unless an appraisal had previously been obtained within the prior 12 months and the special

                                     S-152

servicer believes, in accordance with the Servicing Standard, there has been no subsequent material change in the circumstances surrounding that property that would draw into question the applicability of that appraisal. Notwithstanding the foregoing, if the Stated Principal Balance of the subject mortgage loan is less than $2,000,000, the special servicer may perform an internal valuation of the mortgaged real property instead of obtaining an appraisal. Also notwithstanding the foregoing, if the portion of the Stated Principal Balance of the subject mortgage loan that has been allocated to any particular mortgaged real property, assuming there is more than one mortgaged real property securing the related mortgage loan, is less than $2,000,000, the special servicer may perform an internal valuation of the particular mortgaged real property instead of obtaining an appraisal.

     As a result of any appraisal or other valuation, it may be determined that an Appraisal Reduction Amount exists with respect to the subject mortgage loan or, if applicable, the subject Loan Combination. An Appraisal Reduction Amount is relevant to the determination of the amount of any advances of delinquent interest required to be made with respect to the affected mortgage loan and, in the case of a Loan Combination, may be relevant to the determination of the identity of the related Loan Combination Controlling Party. See "Description of
the Offered Certificates--Advances of Delinquent Monthly Debt Service Payments"
in this prospectus supplement and "--The Series 2005-C2 Controlling Class
Representative and the Non-Trust Loan Noteholders" above. The Appraisal
Reduction Amount for any mortgage loan or Loan Combination will be determined following either--

     o    the occurrence of the Appraisal Trigger Event, if no new appraisal or estimate is required or obtained, or

     o    the receipt of a new appraisal or estimate, if one is required and obtained,

and on a monthly basis thereafter until satisfaction of the conditions described in the bullets to the next paragraph.

     If an Appraisal Trigger Event occurs with respect to any mortgage loan in the trust, then the special servicer will have an ongoing obligation to obtain or perform, as applicable, on or about each anniversary of the occurrence of that Appraisal Trigger Event, an update of the prior required appraisal or other valuation. Based upon that update, the special servicer is to redetermine and report to the trustee and the master servicer the new Appraisal Reduction
Amount, if any, with respect to the mortgage loan. This ongoing obligation will cease, except in the case of a mortgage loan as to which the Appraisal Trigger
Event was the expiration of five years following the initial extension of its maturity, if and when--

     o    if the subject mortgage loan had become a specially serviced mortgage loan, it has become a worked-out mortgage loan as contemplated under
          "--General" above,

     o    the subject mortgage loan has remained current for at least three consecutive monthly debt service payments, and

     o    no other Appraisal Trigger Event has occurred with respect to the subject mortgage loan during the preceding three months.

     The cost of each required appraisal, and any update of that appraisal, will be advanced by the master servicer, at the request of the special servicer, and will be reimbursable to the master servicer as a servicing advance.

     At any time that an Appraisal Reduction Amount exists with respect to any mortgage loan in the trust or, if applicable, any Loan Combination, the series
2005-C2 controlling class representative or, in cases involving a Loan
Combination, the related Loan Combination Controlling Party will be entitled, at its own expense, to obtain and deliver to the master servicer, the special servicer and the trustee an appraisal reasonably satisfactory to the special servicer. Upon request of the series 2005-C2 controlling class representative or the related Loan Combination Controlling Party, as the case may be, the special servicer will be required to recalculate the Appraisal Reduction Amount with respect to the subject mortgage loan(s) based on that appraisal and to report the recalculated Appraisal Reduction Amount to the master servicer.

     Subject to the Servicing Standard, the special servicer will be permitted, but not obligated, to adjust downward (but not upward) the value of any mortgaged real property as reflected in an appraisal obtained by it.

CUSTODIAL ACCOUNT

     General.  The master servicer will be required to establish and maintain a custodial account for purposes of holding payments and other collections that it receives with respect to the underlying mortgage loans. That custodial account must be maintained in a manner and with a depository institution that satisfies rating agency standards for securitizations similar to the one involving the offered certificates. Payments and collections received in respect of the Non-Trust Loans will not be deposited in the custodial account.

     The funds held in the master servicer's custodial account may be held as cash or invested in Permitted Investments. Any interest or other income earned on funds in the master servicer's custodial account will be paid to the master servicer as additional compensation subject to the limitations set forth in the series 2005-C2 pooling and servicing agreement.

                                     S-153

     Deposits.  Under the series 2005-C2 pooling and servicing agreement, the master servicer is required to deposit or cause to be deposited in its custodial account within one business day following receipt, in the case of payments and other collections on the underlying mortgage loans, or as otherwise required under the series 2005-C2 pooling and servicing agreement, the following payments and collections received or made by or on behalf of the master servicer with respect to the mortgage pool subsequent to the Issue Date, other than monthly debt service payments due on or before the cut-off date, which monthly debt service payments belong to the related mortgage loan seller:

     o    all payments on account of principal on the underlying mortgage loans, including principal prepayments;

     o    all payments on account of interest on the underlying mortgage loans, including Default Interest;

     o    all prepayment premiums, yield maintenance charges and late payment charges collected with respect to the underlying mortgage loans;

     o    all Insurance Proceeds, Condemnation Proceeds and Liquidation Proceeds
          collected on the underlying mortgage loans, except to the extent that any of those proceeds are to be deposited in the special servicer's
          REO account;

     o    any amounts representing a reimbursement, payment and/or contribution due and owing to the Trust from any Non-Trust Loan Noteholder in accordance with the related Co-Lender Agreement;

     o    any amounts required to be deposited by the master servicer in connection with losses incurred with respect to Permitted Investments of funds held in the custodial account;

     o    all payments required to be paid by the master servicer or the special servicer with respect to any deductible clause in any blanket or master force placed insurance policy maintained by it as described under "--Maintenance of Insurance" below;

     o    any amount required to be transferred from a loss of value reserve fund, any Loan Combination custodial account or the special servicer's
          REO account;

     o    any amounts required to be transferred from any debt service reserve accounts with respect to the mortgage loans; and

     o    insofar as they do not constitute escrow payments, any amount paid by a borrower with respect to an underlying mortgage loan specifically to cover items for which a servicing advance has been made.

     Upon its receipt of any of the amounts described in the first four bullets and the last bullet of the prior paragraph with respect to any specially serviced mortgage loan in the trust, the special servicer is required to promptly remit those amounts to the master servicer for deposit in the master servicer's custodial account.

     Notwithstanding the foregoing, amounts received on each underlying mortgage loan that is part of a Loan Combination will be deposited into a separate account (or a separate sub-account of the custodial account)
maintained by the master servicer before being transferred to the master servicer's custodial account.

     Withdrawals.  The master servicer may make withdrawals from its custodial account for any of the following purposes, which are not listed in any order of priority:

     1.   to remit to the trustee for deposit in the trustee's collection account described under "Description of the Offered
          Certificates--Collection Account" in this prospectus supplement, on the business day preceding each distribution date, all payments and other collections on the mortgage loans and any REO Properties in the trust that are then on deposit in the custodial account, exclusive of any portion of those payments and other collections that represents one or more of the following--

      (a)     monthly debt service payments due on a due date subsequent to the end of the related collection period,

      (b)     payments and other collections received by the relevant servicer after the end of the related collection period, and

      (c)     amounts that are payable or reimbursable from the custodial account to any person other than the series 2005-C2
              certificateholders in accordance with any of clauses 3. through
              21. below;

     2.   apply amounts held for future distribution on the series 2005-C2 certificates to make advances to cover delinquent scheduled debt service payments, other than balloon payments, as and to the extent described under "Description of the Offered Certificates--Advances of
          Delinquent Monthly Debt Service Payments" in this prospectus supplement;

                                     S-154

     3.   to reimburse the fiscal agent, the trustee, itself or the special servicer, as applicable, for any unreimbursed advances made by that party under the series 2005-C2 pooling and servicing agreement, which reimbursement is to be made out of collections on the underlying mortgage loan or REO Property as to which the advance was made;

     4.   to pay itself earned and unpaid master servicing fees in respect of each mortgage loan in the trust, which payment is first to be made out of amounts received on or with respect to that mortgage loan that are allocable as a recovery of interest and then, if the subject underlying mortgage loan and any related REO Property has been liquidated, out of general collections on deposit in the custodial account;

     5.   to pay the special servicer, out of general collections on deposit in the custodial account, earned and unpaid special servicing fees with respect to each mortgage loan in the trust, that is either--

          (a) specially serviced mortgage loan, or

          (b) mortgage loan as to which the related mortgaged real property has become an REO Property;

     6.   to pay the special servicer earned and unpaid workout fees and liquidation fees to which it is entitled with respect to any mortgage loan in the trust, which payment is to be made from the sources described under "--Servicing and Other Compensation and Payment of
          Expenses" above;

     7.   to reimburse the fiscal agent, the trustee, itself or the special servicer, as applicable, out of general collections on deposit in the custodial account, for any unreimbursed advance made by that party under the series 2005-C2 pooling and servicing agreement that has been determined not to be ultimately recoverable as described in clause 3.
          above or otherwise out of collections on the subject mortgage loan or any related REO Property;

     8.   to pay the fiscal agent, the trustee, itself or the special servicer, as applicable, unpaid interest on any advance made by and then being reimbursed to that party under the series 2005-C2 pooling and servicing agreement, which payment is to be made out of any Default
          Interest and late payment charges on deposit in the custodial account that were received, during the collection period in which the advance is reimbursed, with respect to the underlying mortgage loan as to which that advance was made;

     9.   to pay unpaid expenses (other than interest on advances which is covered by clauses 8. above and 10. below, and other than special servicing fees, workout fees and liquidation fees) that were incurred with respect to any underlying mortgage loan or related REO Property and that, if paid from collections on the mortgage pool other than the late payment charges and Default Interest received with respect to that mortgage loan, would constitute Additional Trust Fund Expenses, which payment is to be made out of Default Interest and late payment charges on deposit in the custodial account that were received with respect to the mortgage loan as to which the expense was incurred, to the extent such amounts have not been otherwise applied according to clause 8. above;

     10.  in connection with the reimbursement of advances as described in clause 3. or 7. above or out of the trustee's collection account, to pay the fiscal agent, the trustee, itself or the special servicer, as the case may be, out of general collections on deposit in the custodial account, any interest accrued and payable on that advance and not otherwise payable under clause 8. above;

     11.  to pay itself any items of additional master servicing compensation on deposit in the custodial account as discussed under "--Servicing and
          Other Compensation and Payment of Expenses--Additional Master
          Servicing Compensation" above;

     12.  to pay the special servicer any items of additional special servicing compensation on deposit in the custodial account as discussed under
          "--Servicing and Other Compensation and Payment of
          Expenses--Additional Special Servicing Compensation" above;

     13.  to pay, out of general collections on deposit in the custodial account, certain servicing expenses that, if advanced, would not be recoverable under clause 3. above, as discussed under "--Servicing and
          Other Compensation and Payment of Expenses--Payment of Expenses;
          Servicing Advances" above;

     14.  to pay, out of general collections on deposit in the custodial account, for costs and expenses incurred by the trust in connection with the remediation of adverse environmental conditions at any mortgaged real property that secures a defaulted mortgage loan in the trust;

     15.  to pay the fiscal agent, the trustee, itself, the special servicer, us or any of their or our respective members, managers, directors, officers, employees and agents, as the case may be, out of general collections on deposit in the

                                     S-155

          custodial account, any of the reimbursements or indemnities to which we or any of those other persons or entities are entitled as described under "Description of the Governing Documents--Matters Regarding the
          Master Servicer, the Special Servicer, the Manager and Us" and
          "--Matters Regarding the Trustee" in the accompanying prospectus and under "Description of the Offered Certificates--The Fiscal Agent" in
          this prospectus supplement;

     16.  to pay, out of general collections on deposit in the custodial account, for the cost of an independent appraiser or other expert in real estate matters retained pursuant to the series 2005-C2 pooling and servicing agreement, to the extent that such cost is not covered by a servicing advance;

     17.  to pay, out of general collections on deposit in the custodial account, for the cost of certain advice of counsel and tax accountants, the fees of an independent contractor retained to manage an REO Property, the cost of various opinions of counsel, the cost of recording the series 2005-C2 pooling and servicing agreement and the cost of the trustee's transferring mortgage files to a successor after having been terminated by series 2005-C2 certificateholders without cause, all as set forth in the series 2005-C2 pooling and servicing agreement;

     18.  with respect to each mortgage loan purchased out of the trust, to pay to the purchaser all amounts received on that mortgage loan following the purchase that have been deposited in the custodial account;

     19.  to make any required payments (other than normal monthly remittances)
          due under the related Co-Lender Agreement from the trust, as holder of an underlying mortgage loan that is part of a Loan Combination;

     20.  to pay any other items described in this prospectus supplement as being payable from the custodial account;

     21.  to withdraw amounts deposited in the custodial account in error; and

     22.  to clear and terminate the custodial account upon the termination of the series 2005-C2 pooling and servicing agreement.

     The series 2005-C2 pooling and servicing agreement will prohibit the application of amounts received on a Non-Trust Loan to cover expenses payable or reimbursable out of general collections with respect to mortgage loans and
REO Properties in the trust that are not related to such Non-Trust Loan (or, in the case of a Subordinate Non-Trust Loan, to the applicable Loan Combination).

MAINTENANCE OF INSURANCE

     The series 2005-C2 pooling and servicing agreement will require the master servicer to use reasonable efforts, consistent with the Servicing Standard, to cause to be maintained for each mortgaged real property that is not an REO
Property all insurance coverage as is required under the related underlying mortgage loan. In addition, the master servicer will generally be required to cause to be maintained any such insurance that the related borrower is required
(but fails) to maintain, but only to the extent that (a) the trust has an insurable interest and (b) the subject insurance is available at a commercially reasonable rate.

     Notwithstanding the foregoing, neither the master servicer nor the special servicer, as applicable, will be required to maintain or cause a borrower to maintain for a mortgaged real property all-risk casualty or other insurance that provides coverage for acts of terrorism, despite the fact that such insurance may be required under the terms of the related underlying mortgage loan, in the event that the special servicer determines that such insurance (a)
is not available at commercially reasonable rates and such hazards are not commonly insured against at the time for properties similar to the subject mortgaged real property and located in and around the region in which the subject mortgaged real property is located or (b) is not available at any rate.

     The related Loan Combination Controlling Party, in the case of a mortgaged real property that secures a Loan Combination, or the series 2005-C2 controlling class representative, otherwise, may request that earthquake insurance be secured for one or more mortgaged real properties by the related borrower, to the extent that (a) insurance may be obtained at a commercially reasonable price and (b) the related mortgage loan requires the borrower to obtain earthquake insurance at the mortgagee's request.

     The series 2005-C2 pooling and servicing agreement will require the special servicer, consistent with the Servicing Standard, to cause to be maintained for each REO Property no less insurance coverage than was previously required of the applicable borrower under the related mortgage loan, but only if and to the extent that (a) such insurance is available at a commercially reasonable rate and (b) the subject hazards are at the time commonly insured against for properties similar to the subject REO Property and located in or around the region in which such REO Property is located, except that in the case

                                     S-156

of insurance coverage for acts of terrorism, the special servicer may be required to obtain that insurance at rates that may not be considered commercially reasonable.

     If either the master servicer or the special servicer obtains and maintains a blanket policy or master force placed policy insuring against hazard losses on all the mortgage loans and/or REO Properties that it is required to service and administer under the series 2005-C2 pooling and servicing agreement, then, to the extent such policy--

     o    is obtained from an insurer having a claims-paying ability or financial strength rating that meets, or whose obligations are guaranteed or backed in writing by an entity having a claims-paying ability or financial strength rating that meets, the requirements of the series 2005-C2 pooling and servicing agreement, and

     o    provides protection equivalent to the individual policies otherwise required,

the master servicer or the special servicer, as the case may be, will be deemed to have satisfied its obligation to cause hazard insurance to be maintained on the related mortgaged real properties and/or REO Properties. That blanket policy or master force placed policy may contain a customary deductible clause, except that if there has not been maintained on the related mortgaged real property or REO Property an individual hazard insurance policy complying with the requirements described above in this "--Maintenance of Insurance" section, and there occur one or more losses that would have been covered by an individual policy, then the master servicer or special servicer, as appropriate, must promptly deposit into the master servicer's custodial account from its own funds the amount of those losses that would have been covered by an individual policy, taking account of any applicable (or, to the extent consistent with the Servicing Standard, deemed) deductible clause, but are not covered under the blanket policy or master force placed policy because of the deductible clause in the blanket policy or master force placed policy.

FAIR VALUE OPTION

     Any single certificateholder or group of certificateholders with a majority interest in the series 2005-C2 controlling class, the special servicer and any assignees thereof will have the option to purchase any specially serviced mortgage loan in the trust as to which a material default exists, at a price generally equal to the sum of--

     o    the outstanding principal balance of that mortgage loan,

     o    all accrued and unpaid interest on that mortgage loan, other than
          Default Interest,

     o    all unreimbursed servicing advances with respect to that mortgage loan,

     o    all unpaid interest accrued on advances made by the master servicer, the special servicer, the trustee and/or the fiscal agent with respect to that mortgage loan, and

     o    any other amounts payable under the series 2005-C2 pooling and servicing agreement.

     The special servicer is required to accept the first offer by a holder of the purchase option above that is at least equal to that purchase price.

     If none of the purchase option holders exercises its option to purchase any specially serviced mortgage loan in the trust as to which a material default exists, as described above in this "--Fair Value Option Section," then each holder of the purchase option will also have the option to purchase that specially serviced mortgage loan at a price equal to the fair value of that loan. Upon receipt of a written request from any holder of the purchase option to determine the fair value price in contemplation of its intention to exercise its option to purchase that specially serviced mortgage loan at a price that is below the purchase price set forth in the first paragraph of this "--Fair Value
Option" section, the special servicer is required to promptly obtain an appraisal of the related mortgaged real property by an independent appraiser unless such an appraisal was obtained within one year of such date and the special servicer has no knowledge of any circumstances that would materially affect the validity of that appraisal. Promptly after obtaining that appraisal, the special servicer must determine the fair value price in accordance with the
Servicing Standard and the discussion in the next to last paragraph of this
"--Fair Value Option" section. Promptly after determining the fair value price, the special servicer is required to report such fair value price to the trustee and each holder of the purchase option.

     If the special servicer determines that it is willing, or another holder of the purchase option notifies the special servicer that it is willing, to purchase any specially serviced mortgage loan at a price equal to or above the fair value price, then the special servicer will notify all other holders of the purchase option that it has made or received, as the case may be, such a bid (without disclosing the amount of that bid). All other holders of the purchase option may submit competing bids within

                                     S-157

the ten business day period following such notice. At the conclusion of the above-described ten-business day period, the special servicer will be required, subject to the following sentence, to accept the highest bid received from any holder of the purchase option that is at least equal to the fair value price.
If the special servicer accepts the bid of any holder of the purchase option, that holder of the purchase option will be required to purchase the subject specially serviced mortgage loan within ten business days of receipt of notice of the acceptance.

     If the special servicer has not accepted a bid at the fair value price prior to the expiration of 120 days from its determination of the fair value price and thereafter receives a bid at the fair value price or a request from a holder of the purchase option for an updated fair value price, the special servicer will be required, within 45 days, to recalculate the fair value price and repeat the notice and bidding procedure described above until the purchase option terminates.

     If the party exercising the purchase option at the fair value price for any specially serviced mortgage loan is the special servicer or an affiliate thereof, the trustee will be required to verify that the fair value price is at least equal to the fair value of such mortgage loan. In determining whether the fair value price is at least equal to the fair value of such mortgage loan the trustee is permitted to conclusively rely on an appraisal obtained by the trustee from an independent appraiser at the time it is required to verify the fair value price, and/or the opinion of an independent expert in real estate matters (including the master servicer) with at least five years' experience in valuing or investing in loans, similar to such mortgage loan, that has been selected by the trustee with reasonable care at the expense of the trust.

     Any holder of the purchase option may, once such option is exercisable, assign its purchase option with respect to any specially serviced mortgage loan to a third party other than (a) another holder of the purchase option, (b) the related borrower, or (c) if such assignment would violate the terms of any related co-lender, intercreditor or similar agreement, any affiliate of the related borrower; and, upon such assignment, that third party will have all of the rights that had been granted to the assignor in respect of the purchase option. That assignment will only be effective after written notice, together with a copy of the executed assignment and assumption agreement, has been delivered to the trustee, the master servicer and the special servicer.

     In determining the fair value price for any specially serviced mortgage loan, the special servicer may take into account and rely upon, among other factors, the results of any appraisal or updated appraisal that it or the master servicer may have obtained in accordance with the series 2005-C2 pooling and servicing agreement within the prior 12 months; the opinions on fair value expressed by independent investors in mortgage loans comparable to the subject specially serviced mortgage loan; the period and amount of any delinquency on the subject specially serviced mortgage loan; the physical condition of the related mortgaged real property; the state of the local economy; and the expected recoveries from the subject specially serviced mortgage loan if the special servicer were to pursue a workout or foreclosure strategy instead of selling that mortgage loan to a holder of the purchase option.

     The purchase option for any specially serviced mortgage loan will terminate, and will not be exercisable (or if exercised, but the purchase of the subject mortgage loan has not yet occurred, will terminate and be of no further force or effect) if (a) the special servicer has accepted a bid at the fair value price (although the purchase option will resume if the purchase is not completed within the requisite time period), (b) the subject specially serviced mortgage loan has ceased to be a specially serviced mortgage loan or is otherwise no longer in material default, (c) the related mortgaged real property has become an REO Property, (d) a final recovery determination has been made with respect to the subject specially serviced mortgage loan or (e)
the subject specially serviced mortgage loan has been removed from the trust fund. Until a bid at the fair value price is accepted, the special servicer is required to continue to pursue all of the other resolution options available to it with respect to the specially serviced mortgage loan in accordance with the series 2005-C2 pooling and servicing agreement and the Servicing Standard.

REALIZATION UPON DEFAULTED MORTGAGE LOANS

     If a default on an underlying mortgage loan or Loan Combination has occurred, then, subject to the discussion under "--The Series 2005-C2
Controlling Class Representative and the Non-Trust Loan Noteholders" above and applicable law, the special servicer may, on behalf of the trust and, if applicable, the related Non-Trust Loan Noteholder(s), take any of the following actions:

     o    institute foreclosure proceedings;

     o    exercise any power of sale contained in the related mortgage instrument;

     o    obtain a deed in lieu of foreclosure; or

     o    otherwise acquire title to the corresponding mortgaged real property, by operation of law or otherwise.

                                     S-158

     Notwithstanding the foregoing, the special servicer may not, on behalf of the trust and, if applicable, the related Non-Trust Loan Noteholder(s), obtain title to a mortgaged real property by foreclosure, deed in lieu of foreclosure or otherwise, or take any other action with respect to any mortgaged real property, if, as a result of that action, the trustee, on behalf of the series
2005-C2 certificateholders and, if applicable, the related Non-Trust Loan
Noteholder(s), could, in the judgment of the special servicer, exercised in accordance with the Servicing Standard, be considered to hold title to, to be a mortgagee-in-possession of, or to be an owner or operator of, that mortgaged real property within the meaning of CERCLA or any comparable law, unless:

     o    the special servicer has previously determined in accordance with the
          Servicing Standard, based on a report prepared by a person who regularly conducts environmental audits, that the mortgaged real property is in compliance with applicable environmental laws and regulations and there are no circumstances or conditions present at the mortgaged real property that have resulted in any contamination for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any applicable environmental laws and regulations; or

     o    in the event that the determination described in the preceding bullet cannot be made, the special servicer has previously determined in accordance with the Servicing Standard, on the same basis as described in the preceding bullet, that it would maximize the recovery to the series 2005-C2 certificateholders and, if the subject mortgaged real property secures a Loan Combination, the affected Non-Trust Loan
          Noteholder(s), as a collective whole, on a present value basis, to acquire title to or possession of the mortgaged real property and to take such remedial, corrective and/or other further actions as are necessary to bring the mortgaged real property into compliance with applicable environmental laws and regulations and to appropriately address any of the circumstances and conditions referred to in the preceding bullet.

     See, however, "--The Series 2005-C2 Controlling Class Representative and
the Non-Trust Loan Noteholders--Rights and Powers of the Series 2005-C2
Controlling Class Representative and the Non-Trust Loan Noteholders" above.

     The cost of any environmental testing will be covered by, and reimbursable as, a servicing advance, and the cost of any remedial, corrective or other further action contemplated by the second bullet of the second paragraph of this "--Realization Upon Defaulted Mortgage Loans" section will generally be payable directly out of the master servicer's custodial account.

     If neither of the conditions relating to environmental matters set forth in the two bullets of the second paragraph of this "--Realization Upon
Defaulted Mortgage Loans" section has been satisfied with respect to any mortgaged real property securing a defaulted mortgage loan serviced under the series 2005-C2 pooling and servicing agreement, the special servicer will be required to take such action as is in accordance with the Servicing Standard, other than proceeding against the subject mortgaged real property. In connection with the foregoing, the special servicer may, on behalf of the trust and, if applicable, the related Non-Trust Loan Noteholder(s), but subject to the discussion under "--The Series 2005-C2 Controlling Class Representative and
the Non-Trust Loan Noteholders--Rights and Powers of the Series 2005-C2
Controlling Class Representative and the Non-Trust Loan Noteholders" above, release all or a portion of the subject mortgaged real property from the lien of the related mortgage.

     If Liquidation Proceeds collected with respect to a defaulted mortgage loan in the trust are less than the outstanding principal balance of the defaulted mortgage loan, together with accrued interest on that mortgage loan and reimbursable expenses incurred by the special servicer, the master servicer and/or any other applicable party in connection with that mortgage loan, then the trust will realize a loss in the amount of the shortfall. The special servicer and/or the master servicer will be entitled to reimbursement out of the Liquidation Proceeds recovered on any defaulted mortgage loan, prior to the payment of those Liquidation Proceeds to the series 2005-C2 certificateholders, for--

     o    any and all amounts that represent unpaid servicing compensation with respect to the subject mortgage loan,

     o    any unreimbursed servicing expenses incurred with respect to the subject mortgage loan, and

     o    any unreimbursed advances of delinquent payments made with respect to the subject mortgage loan.

     In addition, amounts otherwise payable on the series 2005-C2 certificates may be further reduced by interest payable to the master servicer and/or special servicer on the servicing expenses and advances.

REO PROPERTIES

     If title to any mortgaged real property is acquired by the special servicer on behalf of the trust and, if applicable, the related Non-Trust Loan
Noteholder(s), then the special servicer will be required to sell that property not later than the end of the third calendar year following the year of acquisition, unless--

                                     S-159

     o    the IRS grants an extension of time to sell the property, or

     o    the special servicer obtains an opinion of independent counsel generally to the effect that the holding of the property subsequent to the end of the third calendar year following the year in which the acquisition occurred will not result in the imposition of a tax on the trust assets or cause any REMIC created under the series 2005-C2 pooling and servicing agreement to fail to qualify as such under the
          Internal Revenue Code.

     Regardless of whether the special servicer applies for or is granted an extension of time to sell the property as contemplated by the first bullet of the prior sentence or receives the opinion contemplated by the second bullet of the prior sentence, the special servicer must act in accordance with the
Servicing Standard and the terms and conditions of the Pooling and Servicing
Agreement to liquidate the property. If an extension is granted or opinion given, the special servicer must sell the REO Property within the period specified in the extension or opinion, as the case may be.

     Subject to the foregoing, the special servicer will generally be required to solicit cash offers for any REO Property held by the trust in a manner that will be reasonably likely to realize a fair price for the property; provided that the special servicer may not be obligated to accept the highest cash bid for the subject REO Property if, subject to the discussion under "--The Series
2005-C2 Controlling Class Representative and the Non-Trust Loan Noteholders"
above, the special servicer determines, in accordance with the Servicing
Standard, that acceptance of a lower cash bid would be in the best interests of the series 2005-C2 certificateholders (and, if the subject REO Property relates to a Loan Combination, the related Non-Trust Loan Noteholder), as a collective whole. Neither the trustee, in its individual capacity, nor any of its affiliates may bid for or purchase from the trust any REO Property.

     The special servicer may retain an independent contractor to operate and manage the REO Property. The retention of an independent contractor will not relieve the special servicer of its obligations with respect to the REO
Property.

     In general, the special servicer or an independent contractor employed by the special servicer at the expense of the trust will be obligated to operate and manage any REO Property held by the trust in a manner that:

     o    maintains its status as foreclosure property under the REMIC provisions of the Internal Revenue Code, and

     o    would, to the extent commercially reasonable and consistent with the preceding bullet, maximize net after-tax proceeds received from that property without materially impairing the special servicer's ability to sell the REO Property promptly at a fair price.

     The special servicer must review the operation of each REO Property held by the trust and consult with the trustee, or any person appointed by the trustee to act as tax administrator, to determine the trust's federal income tax reporting position with respect to the income it is anticipated that the trust would derive from the property. The special servicer could determine that it would not be commercially reasonable to manage and operate the property in a manner that would avoid the imposition of--

     o    a tax on net income from foreclosure property, within the meaning of section 860G(c) of the Internal Revenue Code, or

     o    a tax on prohibited transactions under section 860F of the Internal
          Revenue Code.

     To the extent that income the trust receives from an REO Property is subject to--

     o    a tax on net income from foreclosure property, that income would be subject to federal tax at the highest marginal corporate tax rate, which is currently 35%, or

     o    a tax on prohibited transactions, that income would be subject to federal tax at a 100% rate.

     The determination as to whether income from an REO Property held by the trust would be subject to a tax will depend on the specific facts and circumstances relating to the management and operation of each REO Property.
The risk of taxation being imposed on income derived from the operation of foreclosed real property is particularly present in the case of hospitality and healthcare properties. Generally, income from an REO Property that is directly operated by the special servicer would be apportioned and classified as service or non-service income. The service portion of the income could be subject to federal tax either at the highest marginal corporate tax rate or at the 100%
rate. The non-service portion of the income could be subject to federal tax at the highest marginal corporate tax rate or, although it appears unlikely, at the 100% rate. Any tax imposed on the trust's income from an REO Property would reduce the amount available for payment to the series 2005-C2 certificateholders. See "Federal Income Tax Consequences" in this prospectus supplement and in the accompanying prospectus. The reasonable out-of-pocket costs and expenses of obtaining professional tax advice in connection with the foregoing will be payable out of the master servicer's custodial account.

                                     S-160

     The special servicer will be required to segregate and hold all funds collected and received in connection with any REO Property held by the trust separate and apart from its own funds and general assets. If an REO Property is acquired by the trust, the special servicer will be required to establish and maintain an account for the retention of revenues and other proceeds derived from the REO Property. That REO account must be maintained in a manner and with a depository institution that satisfies rating agency standards for securitizations similar to the one involving the offered certificates. The special servicer will be required to deposit, or cause to be deposited, in its
REO account, upon receipt, all net income, Insurance Proceeds, Condemnation
Proceeds and Liquidation Proceeds received by it with respect to each REO
Property held by the trust. The funds held in this REO account may be held as cash or invested in Permitted Investments. Any interest or other income earned on funds in the special servicer's REO account will be payable to the special servicer, subject to the limitations described in the series 2005-C2 pooling and servicing agreement.

     The special servicer will be required to withdraw from its REO account funds necessary for the proper operation, management, leasing, maintenance and disposition of any REO Property held by the trust, but only to the extent of amounts on deposit in the account relating to that particular REO Property.
Promptly following the end of each collection period, the special servicer will be required to withdraw from the REO account and deposit, or deliver to the master servicer for deposit, into the master servicer's custodial account the total of all amounts received with respect to each REO Property held by the trust during that collection period, net of--

     o    any withdrawals made out of those amounts as described in the preceding sentence,

     o    any portion of those amounts that may be retained as reserves as described in the next paragraph, and

     o    if the subject REO Property relates to a Loan Combination, any portion of those amounts that are payable to the related Non-Trust Loan
          Noteholder.

     The special servicer may, subject to the limitations described in the series 2005-C2 pooling and servicing agreement, retain in its REO account that portion of the proceeds and collections as may be necessary to maintain a reserve of sufficient funds for the proper operation, management, leasing, maintenance and disposition of the related REO Property, including the creation of a reasonable reserve for repairs, replacements, necessary capital improvements and other related expenses.

     The special servicer must keep and maintain separate records, on a property-by-property basis, for the purpose of accounting for all deposits to, and withdrawals from, its REO account.

INSPECTIONS; COLLECTION OF OPERATING INFORMATION

     The special servicer will be required to perform or cause to be performed a physical inspection of a mortgaged real property as soon as practicable after the related underlying mortgage loan becomes a specially serviced mortgage loan and annually thereafter for so long as the related underlying mortgage loan remains a specially serviced mortgage loan, provided that the cost of each of those inspections will be borne by the trust and payable through a reimbursable servicing advance or directly out of the master servicer's custodial account.
In addition, the special servicer must perform or cause to be performed a physical inspection of each of the REO Properties held by the trust at least once per calendar year, provided that the cost of each of those inspections will be borne by the trust and payable through a reimbursable servicing advance or directly out of the master servicer's custodial account. Beginning in 2006, the master servicer will be required at its expense to perform or cause to be performed a physical inspection of each mortgaged real property securing a non-specially serviced mortgage loan--

     o    at least once every two calendar years in the case of mortgaged real properties securing underlying mortgage loans that have outstanding principal balances, or with allocated loan amounts, of $2,000,000 or less, and

     o    at least once every calendar year in the case of all other mortgaged real properties;

provided that the master servicer will not be required to perform or cause to be performed an inspection on a mortgaged real property if such property has been inspected by the master servicer or the special servicer in the preceding six months.

     The master servicer and the special servicer will each be required to prepare or cause to be prepared and deliver to the trustee a written report of each of the inspections performed by it that generally describes the condition of the subject mortgaged real property and, insofar as the master servicer or the special servicer is aware thereof, that specifies the existence of any sale, transfer or abandonment of the subject mortgaged real property or any material change in its condition or value.

     The special servicer, in the case of any specially serviced mortgage loans for which it is responsible, and the master servicer, in the case of all other mortgage loans serviced under the series 2005-C2 pooling and servicing agreement, will also

                                     S-161

be required, consistent with the Servicing Standard, to use reasonable efforts to collect from the related borrowers required to deliver them the quarterly and annual operating statements and related rent rolls with respect to each of the related mortgaged real properties. The special servicer will also be required to obtain operating statements and rent rolls with respect to any REO
Properties held by the trust. The special servicer will be required to deliver to the master servicer copies of the operating statements and rent rolls it collects, and the master servicer will be required to deliver to the trustee copies of the operating statements and rent rolls it collects or receives, in each case upon request. The master servicer or the special servicer, as applicable, will be required to prepare and, upon request, deliver to the trustee, an operating statement analysis report with respect to each mortgaged real property and REO Property for the applicable period. See "Description of the Offered Certificates--Reports to Certificateholders; Available Information"
in this prospectus supplement. Each of the mortgage loans in the trust requires the related borrower to deliver an annual property operating statement or other annual financial information. The foregoing notwithstanding, there can be no assurance that any operating statements required to be delivered will in fact be delivered, nor are the master servicer and the special servicer likely to have any practical means of compelling their delivery in the case of an otherwise performing mortgage loan.

SECURITIES BACKED BY THE MACQUARIE DDR PORTFOLIO II PARI PASSU NON-TRUST LOAN

     The Macquarie DDR Portfolio II Pari Passu Non-Trust Loan may be included in a separate commercial mortgage securitization. If so, some servicing actions with respect to the Macquarie DDR Portfolio II Loan Combination may be subject to confirmation that those actions will not result in a qualification, downgrade or withdrawal of any ratings assigned by the applicable rating agencies, which may include S&P, Moody's, Fitch or any other nationally recognized statistical rating organization, to the securities backed by the
Macquarie DDR Portfolio II Pari Passu Non-Trust Loan. As a result, any such servicing action may be delayed, and it is possible that the master servicer or special servicer, as applicable, may be prevented from taking a servicing action with respect to the Macquarie DDR Portfolio II Loan Combination that it otherwise would have if it were not required to obtain the aforementioned rating confirmation.

EVIDENCE AS TO COMPLIANCE

     No later than April 30 of each year, beginning in 2006, each of the master servicer and the special servicer must:

     o    at its expense, cause a firm of independent public accountants, that is a member of the American Institute of Certified Public Accountants
          to furnish a statement to the trustee and the Non-Trust Loan
          Noteholders, among others, to the effect that--

          1.  the firm has obtained a letter of representation regarding certain matters from the management of the master servicer or special servicer, as applicable, which includes an assertion that the master servicer or special servicer, as applicable, has complied with minimum mortgage loan servicing standards, to the extent applicable to commercial and multifamily mortgage loans, identified in the Uniform Single Attestation Program for Mortgage
              Bankers established by the Mortgage Bankers Association of
              America, with respect to the servicing of commercial and
              multifamily mortgage loans during the most recently completed calendar year, and

          2.  on the basis of an examination conducted by the firm in accordance with standards established by the American Institute of Certified Public Accountants, that representation is fairly stated in all material respects, subject to those exceptions and other qualifications that may be appropriate;

          except that, in rendering its report the firm may rely, as to matters relating to the direct servicing of commercial and multifamily mortgage loans by sub-servicers, upon comparable reports of firms of independent certified public accountants rendered on the basis of examinations conducted in accordance with the same standards, rendered within one year of such report, with respect to those sub-servicers and, further, except that the special servicer will not be required to cause such a report to be delivered if there were no specially serviced mortgage loans during the most recently ended calendar year;
          and

     o    deliver to the trustee and the Non-Trust Loan Noteholders, among others, a statement signed by an officer of the master servicer or the special servicer, as the case may be, to the effect that, to the knowledge of that officer, the master servicer or special servicer, as the case may be, has fulfilled its material obligations under the series 2005-C2 pooling and servicing agreement in all material respects throughout the preceding calendar year or the portion of that year during which the series 2005-C2 certificates were outstanding.

     Copies of the above-mentioned annual accountants' statement and officer's certificate of each of the master servicer and the special servicer will be made available to series 2005-C2 certificateholders, at their expense, upon written request to the trustee.

                                     S-162

EVENTS OF DEFAULT

     Each of the following events, circumstances and conditions will be considered events of default with respect to the master servicer or the special servicer, as applicable, under the series 2005-C2 pooling and servicing agreement:

     o    the master servicer or the special servicer fails to deposit, or to remit to the appropriate party for deposit, into the master servicer's custodial account or the special servicer's REO account, as applicable, any amount required to be so deposited, which failure is not remedied within one business day following the date on which the deposit or remittance was required to be made;

     o    the master servicer fails to remit to the trustee for deposit in the trustee's collection account any amount required to be so remitted, which failure is not remedied by 11:00 a.m., New York City time, on the applicable distribution date, or the master servicer fails to make in a timely manner any payment required to be made to a Non-Trust Loan
          Noteholder, which failure is not remedied by 11:00 a.m., New York City time, on the business day immediately following the date on which the payment was required to be made;

     o    the master servicer or the special servicer fails to timely make any servicing advance required to be made by it under the series 2005-C2 pooling and servicing agreement, and that failure continues unremedied for three business days following the date on which notice of such failure has been given to the master servicer or the special servicer, as applicable, by any party to the series 2005-C2 pooling and servicing agreement;

     o    the master servicer or the special servicer fails to observe or perform in any material respect any of its other covenants or agreements under the series 2005-C2 pooling and servicing agreement, and that failure continues unremedied for 30 days (or such shorter period as may be provided for in the series 2005-C2 pooling and servicing agreement for certain specified acts) or, if the responsible party is diligently attempting to remedy the failure, 60 days (or such shorter period as may be provided for in the series 2005-C2 pooling and servicing agreement for certain specified acts) after written notice of the failure (requiring it to be remedied) has been given to the master servicer or the special servicer, as the case may be, by any other party to the series 2005-C2 pooling and servicing agreement, by series 2005-C2 certificateholders entitled to not less than 25% of the voting rights for the series 2005-C2 certificates or by any affected Non-Trust Loan Noteholder;

     o    it is determined that there is a breach by the master servicer or the special servicer of any of its representations or warranties contained in the series 2005-C2 pooling and servicing agreement that materially and adversely affects the interests of any class of series 2005-C2 certificateholders or any Non-Trust Loan Noteholder, and that breach continues unremedied for 30 days or, if the responsible party is diligently attempting to cure the breach, 60 days after written notice of the breach (requiring it to be remedied) has been given to the master servicer or the special servicer, as the case may be, by any other party to the series 2005-C2 pooling and servicing agreement, by series 2005-C2 certificateholders entitled to not less than 25% of the voting rights for the series 2005-C2 certificates or by any affected
          Non-Trust Loan Noteholder;

     o    various events of bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings occur with respect to the master servicer or the special servicer, or the master servicer or the special servicer takes various actions indicating its bankruptcy, insolvency or inability to pay its obligations;

     o    one or more ratings assigned by Fitch to one or more classes of the series 2005-C2 certificates or to one or more classes of any securities backed by the Macquarie DDR Portfolio II Pari Passu
          Non-Trust Loan have been qualified, downgraded or withdrawn, or otherwise made the subject of a "negative" credit watch that remains in effect for at least 60 days, which action Fitch has determined is solely or in material part a result of the master servicer or special servicer, as the case may be, acting in that capacity;

     o    if and for so long as Fitch rates any of the series 2005-C2 certificates, the master servicer ceases to be rated at least CMS3 by
          Fitch or the special servicer ceases to be rated at least CSS3 by
          Fitch and, in either case, that rating is not restored within 60 days after the subject downgrade or withdrawal;

     o    a servicing officer of the master servicer or the special servicer, as the case may be, obtains actual knowledge that one or more ratings assigned by Moody's to one or more classes of the series 2005-C2 certificates or to one or more classes of securities backed by the
          Macquarie DDR Portfolio II Pari Passu Non-Trust Loan have been qualified, downgraded or withdrawn, or otherwise made the subject of a
          "negative" credit watch that remains in effect for at least 60 days, which action Moody's has determined is solely or in material part a result of the master servicer or special servicer, as the case may be, acting in that capacity; and

                                     S-163

     o    if and for so long as S&P rates any securities backed by the Macquarie
          DDR Portfolio II Pari Passu Non-Trust Loan (but subject to the deeming provision described in clause (b) of the 5th paragraph of the subsection titled "--Rights Upon Event of Default" below), the master servicer or the special servicer is removed from S&P's approved master servicer list or special servicer list, as the case may be, and the ratings assigned by S&P to one or more classes of those securities are qualified, downgraded or withdrawn in connection with that removal.

RIGHTS UPON EVENT OF DEFAULT

     If an event of default described above under "--Events of Default" occurs with respect to the master servicer or the special servicer and remains unremedied, the trustee will be authorized, and at the written direction of the series 2005-C2 certificateholders entitled to not less than 25% of the voting rights for the series 2005-C2 certificates, the trustee will be required, to terminate all of the future rights and obligations of the defaulting party under the series 2005-C2 pooling and servicing agreement and in and to the trust assets other than any rights the defaulting party may have as a series
2005-C2 certificateholder. Upon any termination, the trustee must either:

     o    succeed to all of the responsibilities, duties and liabilities of the master servicer or special servicer, as the case may be, under the series 2005-C2 pooling and servicing agreement; or

     o    appoint an established mortgage loan servicing institution to act as successor master servicer or special servicer, as the case may be, under the series 2005-C2 pooling and servicing agreement.

     The holders of series 2005-C2 certificates entitled to a majority of the voting rights for the series 2005-C2 Certificates may require the trustee to appoint an established mortgage loan servicing institution to act as successor master servicer or special servicer, as the case may be, under the series
2005-C2 pooling and servicing agreement, rather than have the trustee act as that successor.

     Notwithstanding the foregoing discussion in this "--Rights Upon Event of
Default" section, if the master servicer is terminated under the circumstances described above because of the occurrence of any of the events of default described in the last four bullets under "--Events of Default" above, the master servicer will have the right for a period of approximately 45 days
(during which time the master servicer will continue to master service the mortgage loans), at its expense, to sell its master servicing rights with respect to the mortgage pool to a master servicer whose appointment Moody's,
Fitch and, if applicable, S&P have each confirmed will not result in a qualification, downgrade or withdrawal of any of the then-current ratings of the series 2005-C2 certificates and/or any securities backed by the Macquarie
DDR Portfolio II Pari Passu Non-Trust Loan.

     In general, series 2005-C2 certificateholders entitled to at least 66-2/3%
of the voting rights allocated to each class of series 2005-C2 certificates affected by any event of default may waive the event of default. However, some events of default may only be waived by all of the holders of the affected classes of the series 2005-C2 certificates. Upon any waiver of an event of default, the event of default will cease to exist and will be deemed to have been remedied for every purpose under the series 2005-C2 pooling and servicing agreement.

     Notwithstanding the foregoing in this "--Rights Upon Event of Default"
section, (a) if an event of default on the part of the master servicer affects a Non-Trust Loan Noteholder or a class of securities backed by the Macquarie
DDR Portfolio II Pari Passu Non-Trust Loan, and if the master servicer is not otherwise terminated as provided above, then the master servicer may not be terminated by or at the direction of the related Non-Trust Loan Noteholder, and
(b) furthermore, if an event of default affects solely a Non-Trust Loan
Noteholder or a class of securities backed by the Macquarie DDR Portfolio II
Pari Passu Non-Trust Loan (and for this purpose the circumstances described in the final bullet under the subsection titled "--Events of Default" above will be deemed to affect solely any class of securities backed by the Macquarie DDR
Portfolio II Pari Passu Non-Trust Loan), then the master servicer may not be terminated by the trustee. However, in the case of each of clause (a) and (b)
of the prior sentence, at the request of the affected Non-Trust Loan
Noteholder, the master servicer must appoint a sub-servicer that will be responsible for servicing the subject Loan Combination.

     Also notwithstanding the foregoing in this "--Rights Upon Event of
Default" section, if an event of default on the part of the special servicer affects a Non-Trust Loan and the special servicer is not otherwise terminated as provided above, then the related Non-Trust Loan Noteholder may, subject to certain conditions, require the termination of the duties and obligations of the special servicer with respect to the subject Loan Combination only, but no other mortgage loan in the trust, in accordance with the terms of the series
2005-C2 pooling and servicing agreement. If the special servicer for a Loan
Combination is different from the special servicer for the rest of the mortgage loans serviced under the series 2005-C2 pooling and servicing agreement, then
(unless the context indicates otherwise) all references to the special servicer in this prospectus

                                     S-164

supplement and the accompanying prospectus are intended to mean the applicable special servicer or both special servicers together, as appropriate in light of the circumstances.

     No series 2005-C2 certificateholder will have the right under the series
2005-C2 pooling and servicing agreement to institute any suit, action or proceeding with respect to that agreement or any underlying mortgage loan unless--

     o    that holder previously has given to the trustee written notice of default,

     o    except in the case of a default by the trustee, series 2005-C2 certificateholders entitled to not less than 25% of the series 2005-C2 voting rights have made written request to the trustee to institute that suit, action or proceeding in its own name as trustee under the series 2005-C2 pooling and servicing agreement and have offered to the trustee such reasonable indemnity as it may require, and

     o    except in the case of a default by the trustee, the trustee for 60 days has neglected or refused to institute that suit, action or proceeding.

     The trustee, however, will be under no obligation to exercise any of the trusts or powers vested in it by the series 2005-C2 pooling and servicing agreement or to make any investigation of matters arising under that agreement or to institute, conduct or defend any litigation under that agreement or in relation to that agreement at the request, order or direction of any of the series 2005-C2 certificateholders, unless in the trustee's opinion, those certificateholders have offered to the trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred as a result of any investigation or litigation.

                                     S-165

                     DESCRIPTION OF THE OFFERED CERTIFICATES

GENERAL

     The series 2005-C2 certificates will be issued, on or about April 20,
2005, under the series 2005-C2 pooling and servicing agreement. They will represent the entire beneficial ownership interest of the trust. The assets of the trust will include:

     o    the underlying mortgage loans;

     o    any and all payments under and proceeds of the underlying mortgage loans received after the cut-off date, exclusive of payments of principal, interest and other amounts due on or before that date;

     o    the loan documents for the underlying mortgage loans;

     o    our rights under our mortgage loan purchase agreement with the UBS
          Mortgage Loan Seller;

     o    any REO Properties acquired by the special servicer on behalf of the trust with respect to defaulted mortgage loans; and

     o    those funds or assets as from time to time are deposited in the master servicer's custodial account described under "Servicing of the
          Underlying Mortgage Loans--Custodial Account," the special servicer's
          REO account described under "Servicing of the Underlying Mortgage
          Loans--REO Properties," the trustee's collection account described under "--Collection Account" below or the trustee's interest reserve account described under "--Interest Reserve Account" below.

     The series 2005-C2 certificates will include the following classes:

     o    the X-CP, A-1, A-2, A-3, A-4, A-AB, A-5, A-J, B, C, D and E classes, which are the classes of series 2005-C2 certificates that are offered by this prospectus supplement, and

     o    the X-CL, F, G, H, J, K, L, M, N, P, Q, S, R-I, R-II and R-III
          classes, which are the classes of series 2005-C2 certificates that--

          1.  will be retained or privately placed by us, and

          2.  are not offered by this prospectus supplement.

     The class A-1, A-2, A-3, A-4, A-AB, A-5, A-J, B, C, D, E, F, G, H, J, K,
L, M, N, P, Q and S certificates are the series 2005-C2 certificates that will have principal balances and are sometimes referred to as the series 2005-C2 principal balance certificates. The principal balance of any of these certificates will represent the total payments of principal to which the holder of the certificate is entitled over time out of payments, or advances in lieu of payments, and other collections on the assets of the trust. Accordingly, on each distribution date, the principal balance of each of these certificates will be reduced by any payments of principal actually made with respect to the certificate on that distribution date. See "--Payments" below. On any particular distribution date, the principal balance of each of these certificates may also be reduced, without any corresponding payment, in connection with Realized Losses on the underlying mortgage loans and Additional
Trust Fund Expenses. However, in limited circumstances, if and to the extent the total Stated Principal Balance of the mortgage pool exceeds the total principal balance of the series 2005-C2 principal balance certificates immediately following the distributions to be made with respect to those certificates on any distribution date, the total principal balance of a class of series 2005-C2 principal balance certificates that was previously so reduced without a corresponding payment of principal, may be reinstated (up to the amount of that prior reduction), with past due interest. See "--Reductions of
Certificate Principal Balances in Connection with Realized Losses and
Additional Trust Fund Expenses" below.

     The class X-CL and X-CP certificates will not have principal balances and are sometimes referred to as the series 2005-C2 interest-only certificates. For purposes of calculating the amount of accrued interest, each class of series
2005-C2 interest-only certificates will have a total notional amount.

     The total notional amount of the class X-CL certificates will equal the total principal balance of the class A-1, A-2, A-3, A-4, A-AB, A-5, A-J, B, C,
D, E, F, G, H, J, K, L, M, N, P, Q and S certificates outstanding from time to time. The total initial notional amount of the class X-CL certificates will be approximately $1,942,131,018, although it may be as much as 5% larger or smaller.

                                     S-166

     The total notional amount of the class X-CP certificates will equal:

     o    during the period from the date of initial issuance of the series
          2005-C2 certificates through and including the distribution date in
          April 2006, the sum of (a) the lesser of $22,093,000 and the total principal balance of the class A-1 certificates outstanding from time to time and (b) the total principal balance of the class A-2, A-3,
          A-4, A-AB, A-5, A-J, B, C, D, E and F certificates outstanding from time to time;

     o    during the period following the distribution date in April 2006 through and including the distribution date in April 2007, the sum of
          (a) the lesser of $525,218,000 and the total principal balance of the class A-2 certificates outstanding from time to time and (b) the total principal balance of the class A-3, A-4, A-AB, A-5, A-J, B, C, D, E and F certificates outstanding from time to time;

     o    during the period following the distribution date in April 2007 through and including the distribution date in April 2008, the sum of
          (a) the lesser of $437,437,000 and the total principal balance of the class A-2 certificates outstanding from time to time and (b) the total principal balance of the class A-3, A-4, A-AB, A-5, A-J, B, C, D, E and F certificates outstanding from time to time;

     o    during the period following the distribution date in April 2008 through and including the distribution date in April 2009, the sum of
          (a) the lesser of $352,833,000 and the total principal balance of the class A-2 certificates outstanding from time to time, (b) the total principal balance of the class A-3, A-4, A-AB, A-5, A-J, B, C, D and E certificates outstanding from time to time and (c) the lesser of
          $8,236,000 and the total principal balance of the class F certificates outstanding from time to time;

     o    during the period following the distribution date in April 2009 through and including the distribution date in October 2009, the sum of (a) the lesser of $312,763,000 and the total principal balance of the class A-2 certificates outstanding from time to time, (b) the total principal balance of the class A-3, A-4, A-AB, A-5, A-J, B, C and D certificates outstanding from time to time and (c) the lesser of
          $29,472,000 and the total principal balance of the class E certificates outstanding from time to time;

     o    during the period following the distribution date in October 2009 through and including the distribution date in April 2010, the sum of
          (a) the lesser of $230,698,000 and the total principal balance of the class A-4 certificates outstanding from time to time, (b) the total principal balance of the class A-AB, A-5, A-J, B, C and D certificates outstanding from time to time and (c) the lesser of $12,732,000 and the total principal balance of the class E certificates outstanding from time to time;

     o    during the period following the distribution date in April 2010 through and including the distribution date in April 2011, the sum of
          (a) the lesser of $136,551,000 and the total principal balance of the class A-4 certificates outstanding from time to time, (b) the lesser of $56,505,000 and the total principal balance of the class A-AB certificates outstanding from time to time, (c) the total principal balance of the class A-5, A-J, B and C certificates outstanding from time to time and (d) the lesser of $24,603,000 and the total principal balance of the class D certificates outstanding from time to time;

     o    during the period following the distribution date in April 2011 through and including the distribution date in April 2012, the sum of
          (a) the lesser of $409,833,000 and the total principal balance of the class A-5 certificates outstanding from time to time, (b) the total principal balance of the class A-J, B and C certificates outstanding from time to time and (c) the lesser of $2,435,000 and the total principal balance of the class D certificates outstanding from time to time; and

     o    following the distribution date in April 2012, $0.

     The total initial notional amount of the class X-CP certificates will be approximately $1,767,673,000, although it may be as much as 10% larger or smaller.

     The class R-I, R-II and R-III certificates will not have principal balances or notional amounts.

     In general, principal balances and notional amounts will be reported on a class-by-class basis. In order to determine the principal balance or notional amount, as applicable, of any of your offered certificates from time to time, you may multiply the original principal balance or notional amount, as applicable, of that certificate as of the Issue Date, as specified on the face of that certificate, by the then applicable certificate factor for the relevant class. The certificate factor for any class of offered certificates, as of any date of determination, will equal a fraction, expressed as a percentage, the numerator of which will be the then outstanding total principal balance or notional amount, as applicable, of that class, and the denominator of

                                     S-167

which will be the original total principal balance or notional amount, as applicable, of that class. Certificate factors will be reported monthly in the trustee's distribution date statement.

REGISTRATION AND DENOMINATIONS

     General. The offered certificates will be issued in book-entry form in original denominations of $10,000 initial principal balance--or, solely in the case of the class X-CP certificates, $250,000 initial notional amount--and in any additional whole dollar denominations.

     Each class of offered certificates will initially be represented by one or more certificates registered in the name of Cede & Co., as nominee of The
Depository Trust Company. You will not be entitled to receive an offered certificate issued in fully registered, certificated form, except under the limited circumstances described in the accompanying prospectus under
"Description of the Certificates--Book-Entry Registration." For so long as any class of offered certificates is held in book-entry form--

     o    all references to actions by holders of those certificates will refer to actions taken by DTC upon instructions received from beneficial owners of those certificates through its participating organizations,
          and

     o    all references in this prospectus supplement to payments, notices, reports, statements and other information to holders of those certificates will refer to payments, notices, reports and statements to DTC or Cede & Co., as the registered holder of those certificates, for payment to beneficial owners of offered certificates through its participating organizations in accordance with DTC's procedures.

     The trustee will initially serve as registrar for purposes of providing for the registration of the offered certificates and, if and to the extent physical certificates are issued to the actual beneficial owners of any of the offered certificates, the registration of transfers and exchanges of those certificates.

     DTC, Euroclear and Clearstream. You will hold your certificates through
DTC, in the United States, or Clearstream Banking Luxembourg or The Euroclear
System, in Europe, if you are a participating organization of the applicable system, or indirectly through organizations that are participants in the applicable system. Clearstream and Euroclear will hold omnibus positions on behalf of organizations that are participants in either of these systems, through customers' securities accounts in Clearstream's or Euroclear's names on the books of their respective depositaries. Those depositaries will, in turn, hold those positions in customers' securities accounts in the depositaries'
names on the books of DTC. For a discussion of DTC, Euroclear and Clearstream, see "Description of the Certificates--Book-Entry Registration--DTC, Euroclear
and Clearstream" in the accompanying prospectus.

     Transfers between participants in DTC will occur in accordance with DTC's rules. Transfers between participants in Clearstream and Euroclear will occur in accordance with their applicable rules and operating procedures.
Cross-market transfers between persons holding directly or indirectly through
DTC, on the one hand, and directly or indirectly through participants in
Clearstream or Euroclear, on the other, will be accomplished through DTC in accordance with DTC rules on behalf of the relevant European international clearing system by its depositary. See "Description of the
Certificates--Book-Entry Registration--Holding and Transferring Book-Entry
Certificates" in the accompanying prospectus. For additional information regarding clearance and settlement procedures for the offered certificates and for information with respect to tax documentation procedures relating to the offered certificates, see Annex G hereto.

COLLECTION ACCOUNT

     General. The trustee must establish and maintain an account in which it will hold funds pending their payment on the series 2005-C2 certificates and from which it will make those payments. That collection account must be maintained in a manner and with a depository institution that satisfies rating agency standards for securitizations similar to the one involving the offered certificates. Funds held in the trustee's collection account may be invested in
Permitted Investments for the benefit and at the risk of the Trustee. See
"--The Trustee" below.

     Deposits. On the business day prior to each distribution date, the master servicer will be required to remit to the trustee for deposit in the collection account the following funds:

     o    All payments and other collections on the mortgage loans and any REO
          Properties in the trust that are then on deposit in the master servicer's custodial account, exclusive of any portion of those payments and other collections that represents one or more of the following:

                                     S-168

          1.  monthly debt service payments due on a due date subsequent to the end of the related collection period;

          2.  payments and other collections received by the relevant servicer after the end of the related collection period;

          3.  amounts that are payable or reimbursable from the master servicer's custodial account to any person other than the series
              2005-C2 certificateholders, including--

              (a)   amounts payable to the master servicer or the special
                   servicer as compensation, as described under "Servicing of the Underlying Mortgage Loans--Servicing and Other
                   Compensation and Payment of Expenses" in this prospectus
                   supplement,

              (b)  amounts payable in reimbursement of outstanding advances, together with interest on those advances, as permitted under the series 2005-C2 pooling and servicing agreement, and

              (c)  amounts payable with respect to other expenses of the trust;
                   and

          4.  amounts deposited in the master servicer's custodial account in error.

     o    Any advances of delinquent monthly debt service payments made by the master servicer on the underlying mortgage loans with respect to that distribution date.

     o    Any payments made by the master servicer to cover Prepayment Interest
          Shortfalls incurred during the related collection period.

     See "--Advances of Delinquent Monthly Debt Service Payments" below and
"Servicing of the Underlying Mortgage Loans--Custodial Account" and
"--Servicing and Other Compensation and Payment of Expenses" in this prospectus supplement.

     With respect to each distribution date that occurs during March, commencing in 2006, the trustee will be required to transfer from its interest reserve account, which we describe under "--Interest Reserve Account" below, to its collection account the interest reserve amounts that are then being held in that interest reserve account with respect to the underlying mortgage loans that accrue interest on an Actual/360 Basis.

     Withdrawals. The trustee may from time to time make withdrawals from its collection account for any of the following purposes:

     o    to pay itself a monthly fee, which is described under "--The Trustee"
          below, and investment earnings on Permitted Investments of funds in the collection account;

     o    to indemnify itself and various related persons as described under
          "Description of the Governing Documents--Matters Regarding the
          Trustee" in the accompanying prospectus, and to make comparable indemnifications with respect to the fiscal agent and various related persons;

     o    to pay for various opinions of counsel or the advice of counsel required to be obtained in connection with any amendments to the series 2005-C2 pooling and servicing agreement and the administration of the trust;

     o    to pay any federal, state and local taxes imposed on the trust, its assets and/or transactions, together with all incidental costs and expenses, that are required to be borne by the trust as described under "Federal Income Tax Consequences--REMICs--Prohibited
          Transactions Tax and Other Taxes" in the accompanying prospectus and
          "Servicing of the Underlying Mortgage Loans--REO Properties" in this prospectus supplement;

     o    to pay the cost of transferring mortgage files to a successor trustee where the trustee has been terminated without cause and that cost is not otherwise covered;

     o    with respect to each distribution date during January of 2006 or any year thereafter that is not a leap year or during February of 2006 or any year thereafter, to transfer to the trustee's interest reserve account the interest reserve amounts required to be so transferred in that month with respect to the underlying mortgage loans that accrue interest on an Actual/360 Basis; and

     o    to pay to the person entitled thereto any amounts deposited in the collection account in error.

     On each distribution date, all amounts on deposit in the trustee's collection account, exclusive of any portion of those amounts that are to be withdrawn for the purposes contemplated in the foregoing paragraph, will be withdrawn and applied to make payments on the series 2005-C2 certificates. For any distribution date, those funds will consist of the following separate components--

                                     S-169

     o    the portion of those funds that represent prepayment consideration collected on the underlying mortgage loans as a result of voluntary or involuntary prepayments that occurred during the related collection period, which will be paid to the holders of the class A-1, A-2, A-3,
          A-4, A-AB, A-5, X-CL, X-CP, A-J, B, C, D, E, F, G, H and/or J
          certificates, as and to the extent described under
          "--Payments--Payments of Prepayment Premiums and Yield Maintenance
          Charges" below, and

     o    the remaining portion of those funds, which--

          1.  we refer to as the Available P&I Funds, and

          2.  will be paid to the holders of all the series 2005-C2 certificates as described under "--Payments--Priority of Payments" below.

INTEREST RESERVE ACCOUNT

     The trustee must maintain an account in which it will hold the interest reserve amounts described in the next paragraph with respect to the underlying mortgage loans that accrue interest on an Actual/360 Basis. That interest reserve account must be maintained in a manner and with a depository that satisfies rating agency standards for similar securitizations as the one involving the offered certificates. Funds held in the trustee's interest reserve account may be invested in Permitted Investments for the benefit and at the risk of the Trustee. See "--The Trustee" below.

     During January, except in a leap year, and February of each calendar year, beginning in January 2006, the trustee will, on or before the distribution date in that month, withdraw from its collection account and deposit in its interest reserve account the interest reserve amounts with respect to those underlying mortgage loans that accrue interest on an Actual/360 Basis, and for which the monthly debt service payment due in that month was either received or advanced.
That interest reserve amount for each of those mortgage loans will, in general, equal one day's interest accrued at the related mortgage interest rate on the
Stated Principal Balance of that loan as of the end of the related collection period.

     During March of each calendar year, beginning with March 2006, the trustee will, on or before the distribution date in that month, withdraw from its interest reserve account and deposit in its collection account any and all interest reserve amounts then on deposit in the interest reserve account with respect to the underlying mortgage loans that accrue interest on an Actual/360
Basis. All interest reserve amounts that are so transferred from the interest reserve account to the collection account will be included in the Available P&I
Funds for the distribution date during the month of transfer.

PAYMENTS

     General. On each distribution date, the trustee will, subject to the available funds, make all payments required to be made on the series 2005-C2 certificates on that date to the holders of record as of the close of business on the last business day of the calendar month preceding the month in which those payments are to occur. The final payment of principal and/or interest on any offered certificate, however, will be made only upon presentation and surrender of that certificate at the location to be specified in a notice of the pendency of that final payment.

     In order for a series 2005-C2 certificateholder to receive payments by wire transfer on and after any particular distribution date, that certificateholder must provide the trustee with written wiring instructions no less than five business days prior to the record date for that distribution date (or, in the case of the initial distribution date, no later than the close of business on the later of (a) the fifth business day prior to the record date for the initial distribution date and (b) the Issue Date). Otherwise, that certificateholder will receive its payments by check mailed to it.

     Cede & Co. will be the registered holder of your offered certificates, and you will receive payments on your offered certificates through DTC and its participating organizations, until physical certificates are issued to the actual beneficial owners. See "--Registration and Denominations" above.

     Payments of Interest. All of the classes of the series 2005-C2 certificates will bear interest, except for the R-I, R-II and R-III classes.

     With respect to each interest-bearing class of the series 2005-C2 certificates, that interest will accrue during each interest accrual period based upon--

                                     S-170

     o    the pass-through rate applicable for that class for that interest accrual period,

     o    the total principal balance or notional amount, as the case may be, of that class outstanding immediately prior to the related distribution date, and

     o    the assumption that each year consists of twelve 30-day months.

     On each distribution date, subject to the Available P&I Funds for that date and the priority of payments described under "--Payments--Priority of
Payments" below, the holders of each interest-bearing class of the series
2005-C2 certificates will be entitled to receive--

     o    the total amount of interest accrued during the related interest accrual period with respect to that class of certificates, reduced by

     o    the portion of any Net Aggregate Prepayment Interest Shortfall for
          that distribution date that is allocable to that class of
          certificates.

     If the holders of any interest-bearing class of the series 2005-C2 certificates do not receive all of the interest to which they are entitled on any distribution date, then they will continue to be entitled to receive the unpaid portion of that interest on future distribution dates, without further interest accrued on the unpaid portion, subject to the Available P&I Funds for those future distribution dates and the priorities of payment described under
"--Payments--Priority of Payments" below.

     The Net Aggregate Prepayment Interest Shortfall for any distribution date will be allocated among the respective interest-bearing classes of the series
2005-C2 certificates on a pro rata basis in accordance with the respective amounts of accrued interest in respect of those classes of series 2005-C2 certificates for the related interest accrual period.

     Calculation of Pass-Through Rates. The pass-through rates for the class
A-1, A-2, A-3, A-4 and A-AB certificates will, in the case of each of those classes, be fixed at the rate per annum identified in the table on page S-5 of this prospectus supplement as the initial pass-through rate for that class.

     The pass-through rates for the class A-5, A-J, K, L, M, N, P, Q and S certificates will, in the case of each of those classes, generally be fixed at the rate per annum identified in the table on page S-5 of this prospectus supplement as the initial pass-through rate for the subject class. However, with respect to any interest accrual period, if the applicable Weighted Average
Pool Pass-Through Rate is below the identified initial pass-through rate for the class A-5, A-J, K, L, M, N, P, Q or S certificates, as the case may be, then the pass-through rate that will be in effect for the subject class of series 2005-C2 certificates during that interest accrual period will be that
Weighted Average Pool Pass-Through Rate.

     The pass-through rates for the class B, C, D, E and F certificates will, in the case of each of those classes, for any interest accrual period, equal the Weighted Average Pool Pass-Through Rate for that interest accrual period, minus a specified class margin. That class margin is, as to each such class, set forth below.

                                            CLASS
                               CLASS       MARGIN
                              -------    -----------
                                 B         0.323%
                                 C         0.304%
                                 D         0.264%
                                 E         0.195%
                                 F         0.100%

     The pass-through rates for the class G, H and J certificates will, in the case of each of those classes, for any interest accrual period, equal the
Weighted Average Pool Pass-Through Rate for that interest accrual period.

     The pass-through rate for the class X-CP certificates, for each interest accrual period from and including the initial interest accrual period through and including the interest accrual period that ends in April 2012, will equal the weighted average of the respective strip rates, which we refer to as class
X-CP strip rates, at which interest accrues during the subject interest accrual period on the respective components of the total notional amount of the class
X-CP certificates outstanding immediately prior to the related distribution date, with the relevant weighting to be done based upon the relative sizes of those components. Each of those components will be comprised of all or a designated portion of the total principal balance of a specified class of series 2005-C2 principal balance certificates. If all or a designated portion of the total principal balance of any class of series 2005-C2 principal balance certificates is identified under "--General" above as being part of the total notional amount of the class X-CP certificates outstanding immediately prior to any distribution date, then that total principal balance, or designated portion thereof, will represent a separate component of the total notional amount of the class X-CP certificates for purposes of calculating the accrual of interest during the related interest accrual period.

                                     S-171

     For purposes of accruing interest during any interest accrual period, from and including the initial interest accrual period through and including the interest accrual period that ends in April 2012, on any particular component of the total notional amount of the class X-CP certificates outstanding immediately prior to the related distribution date, the applicable class X-CP strip rate will equal the excess, if any, of:

     (1)  the lesser of (a) the reference rate specified on Annex E to this prospectus supplement for that interest accrual period and (b) the
          Weighted Average Pool Pass-Through Rate for that interest accrual period, over

     (2)  the pass-through rate in effect during that interest accrual period for the class of series 2005-C2 principal balance certificates whose total principal balance, or a designated portion thereof, comprises the subject component.

     Following the interest accrual period that ends in April 2012, the class
X-CP certificates will cease to accrue interest. In connection therewith, the class X-CP certificates will have a 0% pass-through rate for the interest accrual period beginning in April 2012 and for each interest accrual period thereafter.

     The pass-through rate for the class X-CL certificates for any interest accrual period will equal the weighted average of the respective strip rates, which we refer to as class X-CL strip rates, at which interest accrues during that interest accrual period on the respective components of the total notional amount of the class X-CL certificates outstanding immediately prior to the related distribution date, with the relevant weighting to be done based upon the relative sizes of those components. Each of those components will be comprised of all or a designated portion of the total principal balance of one of the classes of series 2005-C2 principal balance certificates. In general, the total principal balance of each class of series 2005-C2 principal balance certificates will constitute a separate component of the total notional amount of the class X-CL certificates; provided that, if a portion, but not all, of the total principal balance of any particular class of series 2005-C2 principal balance certificates is identified under "--General" above as being part of the total notional amount of the class X-CP certificates outstanding immediately prior to any distribution date, then that identified portion of such total principal balance will represent one separate component of the total notional amount of the class X-CL certificates for purposes of calculating the accrual of interest during the related interest accrual period, and the remaining portion of such total principal balance will represent another separate component of the class X-CL certificates for purposes of calculating the accrual of interest during the related interest accrual period.

     For purposes of accruing interest during any interest accrual period, from and including the initial interest accrual period through and including the interest accrual period that ends in April 2012, on any particular component of the total notional amount of the class X-CL certificates outstanding immediately prior to the related distribution date, the applicable class X-CL strip rate will be calculated as follows:

     (1)  if the subject component consists of either the total principal balance, or a designated portion of the total principal balance, of any class of series 2005-C2 principal balance certificates, and if such total principal balance or such designated portion of such total principal balance, as applicable, also constitutes a component of the total notional amount of the class X-CP certificates outstanding immediately prior to the related distribution date, then the applicable class X-CL strip rate will equal the excess, if any, of (a)
          the Weighted Average Pool Pass-Through Rate for that interest accrual period, over (b) the greater of (i) the reference rate specified on
          Annex E to this prospectus supplement for that interest accrual period and (ii) the pass-through rate in effect during that interest accrual period for that class of series 2005-C2 principal balance
          certificates; and

     (2)  if the subject component consists of either the total principal balance, or a designated portion of the total principal balance, of any class of series 2005-C2 principal balance certificates, and if such total principal balance or such designated portion of such total principal balance, as applicable, does not also constitute a component of the total notional amount of the class X-CP certificates outstanding immediately prior to the related distribution date, then the applicable class X-CL strip rate will equal the excess, if any, of
          (a) the Weighted Average Pool Pass-Through Rate for that interest accrual period, over (b) the pass-through rate in effect during that interest accrual period for that class of series 2005-C2 principal balance certificates.

     Notwithstanding the foregoing, for purposes of accruing interest on the class X-CL certificates during each interest accrual period subsequent to the interest accrual period that ends in April 2012, the total principal balance of each class of series 2005-C2 principal balance certificates will constitute a single separate component of the total notional amount of the class X-CL certificates, and the applicable class X-CL strip rate with respect to each of those components for each of those interest accrual periods will equal the excess, if any, of (a) the Weighted Average Pool Pass-Through Rate for the
subject interest accrual period, over (b) the pass-through rate in effect during the subject interest accrual period for the class of series 2005-C2 principal balance certificates whose total principal balance makes up that component.

                                     S-172

     The calculation of the Weighted Average Pool Pass-Through Rate will be unaffected by any change in the mortgage interest rate for any underlying mortgage loan from what it was on the Issue Date, including in connection with any bankruptcy or insolvency of the related borrower or any modification of that mortgage loan agreed to by the master servicer or the special servicer.

     The class R-I, R-II and R-III certificates will not be interest-bearing and, therefore, will not have pass-through rates.

     Payments of Principal. Subject to the Available P&I Funds for each distribution date and the priority of payments described under
"--Payments--Priority of Payments" below, the holders of each class of series
2005-C2 principal balance certificates will be entitled to receive a total amount of principal over time equal to the total principal balance of that class.

     On each distribution date, after all required payments of interest have been made with respect to the class X-CL, X-CP, A-1, A-2, A-3, A-4, A-AB and
A-5 certificates on that date, the trustee will be required to apply any and all remaining Available P&I Funds to make payments of principal with respect to the class A-1, A-2, A-3, A-4, A-AB and A-5 certificates. In general:

     o    on each distribution date, except as otherwise discussed in the paragraph following these bullets, the total principal balance of the class A-AB certificates must be paid down to the Class A-AB Planned
          Principal Balance for that distribution date before any payments of principal are made with respect to the class A-1, A-2, A-3, A-4 and/or
          A-5 certificates; and

     o    except as otherwise discussed in the immediately preceding bullet or otherwise as discussed in the paragraph following these bullets, no payments of principal will be made to the holders of the class A-5 certificates until the total principal balance of the class A-1, A-2,
          A-3, A-4 and A-AB certificates is reduced to zero, no payments of principal will be made to the holders of the class A-AB certificates until the total principal balance of the class A-1, A-2, A-3 and A-4 certificates is reduced to zero, no payments of principal will be made to the holders of the class A-4 certificates until the total principal balance of the class A-1, A-2 and A-3 certificates is reduced to zero, no payments of principal will be made to the holders of the class A-3 certificates until the total principal balance of the class A-1 and
          A-2 certificates is reduced to zero, and no payments of principal will be made to the holders of the class A-2 certificates until the total principal balance of the class A-1 certificates is reduced to zero.

     Notwithstanding the foregoing, on each distribution date coinciding with or following the Class A Senior Principal Payment Cross-Over Date, and in any
event on the final distribution date in connection with the termination of the trust, assuming that any two or more of the A-1, A-2, A-3, A-4, A-AB and A-5 classes are outstanding at that time, payments of principal on the outstanding class A-1, A-2, A-3, A-4, A-AB and A-5 certificates, will be made on a pro rata basis in accordance with the respective total principal balances of those classes of series 2005-C2 certificates then outstanding, generally up to the
Total Principal Payment Amount for the subject distribution date.

     The "Class A-AB Planned Principal Balance" for any distribution date is the scheduled principal balance specified for that distribution date on Annex F to this prospectus supplement. Such principal balances were calculated using, among other things, the Modeling Assumptions and a 0% CPR. Based on the
Modeling Assumptions and a 0% CPR, the total principal balance of the class
A-AB certificates on each distribution date would be reduced to approximately the scheduled principal balance indicated for that distribution date on Annex F to this prospectus supplement. There is no assurance, however, that the underlying mortgage loans will not be subject to prepayment or that they will perform in conformity with the Modeling Assumptions. Therefore, there can be no assurance that the total principal balance of the class A-AB certificates on any distribution date will be equal to (and, following retirement of the class
A-1, A-2, A-3 and A-4 certificates, that total principal balance may be less than) the principal balance that is specified for such distribution date on
Annex F to this prospectus supplement.

     In general, subject to the Available P&I Funds and the priority of payments described under "--Payments--Priority of Payments" below, the total amount of principal to which the holders of the class A-J, B, C, D, E, F, G, H,
J, K, L, M, N, P, Q and S certificates will be entitled on each distribution date will, in the case of each of those classes, generally equal the lesser of:

     o    the total principal balance of the subject class of series 2005-C2 principal balance certificates outstanding immediately prior to the subject distribution date; and

     o    the excess, if any, of (a) the Total Principal Payment Amount for the
          subject distribution date, over (b) the total principal balance of all other classes of series 2005-C2 principal balance certificates that, as described under "--Payments--Priority of Payments" below, are senior in right of payment to the subject class of series 2005-C2 principal balance certificates.

                                     S-173

     IN NO EVENT WILL THE HOLDERS OF THE CLASS A-J, B, C, D, E, F, G, H, J, K,
L, M, N, P, Q AND S CERTIFICATES BE ENTITLED TO RECEIVE ANY PAYMENTS OF
PRINCIPAL UNTIL THE TOTAL PRINCIPAL BALANCE OF THE CLASS A-1, A-2, A-3, A-4,
A-AB AND A-5 CERTIFICATES IS REDUCED TO ZERO. FURTHERMORE, IN NO EVENT WILL THE
HOLDERS OF ANY CLASS OF SERIES 2005-C2 PRINCIPAL BALANCE CERTIFICATES
(EXCLUSIVE OF THE CLASS A-1, A-2, A-3, A-4, A-AB AND A-5 CERTIFICATES) BE
ENTITLED TO RECEIVE ANY PAYMENTS OF PRINCIPAL UNTIL THE TOTAL PRINCIPAL BALANCE
OF ALL OTHER MORE SENIOR CLASSES OF SERIES 2005-C2 PRINCIPAL BALANCE
CERTIFICATES IS REDUCED TO ZERO.

     Notwithstanding the foregoing, on the final distribution date in connection with a termination of the trust, subject to the Available P&I Funds for that final distribution date and the priority of payments described under
"--Payments--Priority of Payments" below, the holders of each class of series
2005-C2 principal balance certificates will be entitled to payments of principal up to the total principal balance of that class of series 2005-C2 principal balance certificates outstanding immediately prior to that final distribution date.

     If the master servicer, the special servicer, the trustee or the fiscal agent reimburses itself out of general collections on the mortgage pool for any advance that it has determined is not recoverable out of collections on the related mortgage loan, then that advance (together with accrued interest thereon) will be deemed, to the fullest extent permitted, to be reimbursed first out of payments and other collections of principal on the underlying mortgage loans otherwise distributable on the series 2005-C2 principal balance certificates (prior to being deemed reimbursed out of payments and other collections of interest on the underlying mortgage loans otherwise distributable on the series 2005-C2 certificates), thereby reducing the payments of principal on the series 2005-C2 principal balance certificates. As a result, the Total Principal Payment Amount for the corresponding distribution date would be reduced, to not less than zero, by the amount of any such reimbursement.

     If any advance is considered to be nonrecoverable from collections on the related underlying mortgage loan and, therefore, is reimbursed out of payments and other collections of principal with respect to the entire mortgage pool as described in the preceding paragraph, and if there is a subsequent recovery of that item, that subsequent recovery would generally be included as part of the amounts payable as principal with respect to the series 2005-C2 principal balance certificates. In addition, if any advance is determined to be nonrecoverable from collections on the related underlying mortgage loan and, therefore, interest on that advance is paid out of general principal collections on the mortgage pool, and if interest on that advance is subsequently reimbursed to the trust out of Default Interest, late payment charges or any other amounts collected on the underlying mortgage loan as to which that advance was made, then the portion of such Default Interest, late payment charge or other amount that was applied to reimburse the trust for interest on that advance would also generally be included as amounts payable as principal with respect to the series 2005-C2 principal balance certificates.

     The class X-CL, X-CP, R-I, R-II and R-III certificates do not have principal balances and do not entitle their respective holders to payments of principal.

     Reimbursement Amounts. As discussed under "--Reductions of Certificate
Principal Balances in Connection with Realized Losses and Additional Trust Fund
Expenses" below, the total principal balance of any class of series 2005-C2 principal balance certificates may be reduced without a corresponding payment of principal. If that occurs with respect to any class of series 2005-C2 principal balance certificates, then, subject to the Available P&I Funds and the priority of payments described under "--Payments--Priority of Payments"
below, the holders of that class will be entitled to be reimbursed for the amount of that reduction, without interest. References to the "loss reimbursement amount" under "--Payments--Priority of Payments" below and elsewhere in this prospectus supplement mean, in the case of any class of series 2005-C2 principal balance certificates for any distribution date, the total amount to which the holders of that class are entitled as reimbursement for all previously unreimbursed reductions, if any, made in the total principal balance of that class on all prior distribution dates as discussed under
"--Reductions of Certificate Principal Balances in Connection with Realized
Losses and Additional Trust Fund Expenses" below.

     In limited circumstances, if and to the extent the total Stated Principal
Balance of the mortgage pool exceeds the total principal balance of the series
2005-C2 principal balance certificates immediately following the distributions to be made with respect to those certificates on any distribution date, the total principal balance of a class of series 2005-C2 principal balance certificates that was previously reduced as described in the preceding paragraph without a corresponding payment of principal, may be reinstated (up to the amount of the prior reduction), with past due interest. Any such reinstatement of principal balance would result in a corresponding reduction in the loss reimbursement amount otherwise payable to the holders of the subject class of series 2005-C2 principal balance certificates. See "--Reductions of
Certificate Principal Balances in Connection with Realized Losses and
Additional Trust Fund Expenses" below.

     Priority of Payments. On each distribution date, the trustee will apply the Available P&I Funds for that date for the following purposes and in the following order of priority, in each case to the extent of the remaining
Available P&I Funds:

                                     S-174

     (1)  to pay interest to the holders of the class A-1, A-2, A-3, A-4, A-AB,
          A-5, X-CL and X-CP certificates, in an amount up to, and on a pro rata basis as among those classes in accordance with, the respective amounts of interest payable with respect to those classes of certificates on the subject distribution date;

     (2)  to pay principal to the holders of the class A-AB certificates, in an amount up to the lesser of (a) the Total Principal Payment Amount for the subject distribution date, and (b) the excess, if any, of (i) the total principal balance of the class A-AB certificates outstanding immediately prior to the subject distribution date, over (ii) the
          Class A-AB Planned Principal Balance for the subject distribution date;

     (3)  to pay principal to the holders of the class A-1, A-2, A-3, A-4, A-AB and A-5 certificates, sequentially among those classes in that order, in each case until the total principal balance of the subject class of series 2005-C2 certificates has been reduced to zero, in an aggregate amount up to the Total Principal Payment Amount for the subject distribution date, exclusive of any payments of principal made with respect to the class A-AB certificates on the subject distribution date as described in the immediately preceding clause (2); and

     (4)  to make payments to the holders of the class A-1, A-2, A-3, A-4, A-AB and A-5 certificates, in an amount up to, and on a pro rata basis as among those classes in accordance with, the respective loss reimbursement amounts with respect to those classes for the subject distribution date;

provided that, on each distribution date coinciding with or following the Class
A Senior Principal Payment Cross-Over Date, and in any event on the final distribution date, assuming any two or more of the A-1, A-2, A-3, A-4, A-AB and
A-5 classes are outstanding at that time, the allocations and order of principal payments described in clauses (2) and (3) above will be ignored and payments of principal on the A-1, A-2, A-3, A-4, A-AB and/or A-5 classes will be made on a pro rata basis in accordance with the respective total principal balances of those classes then outstanding, up to the Total Principal Payment
Amount for the subject distribution date or, in the case of the final distribution date, up to the then remaining total principal balance of those classes.

     On each distribution date, following the payments to be made with respect to the class A-1, A-2, A-3, A-4, A-AB, A-5, X-CL and X-CP certificates as described above, the trustee will apply any remaining Available P&I Funds for that date to make the following payments in the following order of priority, in each case to the extent of the remaining Available P&I Funds:

     (1)  payments to the holders of the class A-J certificates--

     first, in respect of interest, up to the total amount of interest payable with respect to the class A-J certificates on the subject distribution date,

     second, in respect of principal, until the total principal balance of the class A-J certificates is reduced to zero, up to an amount equal to the excess, if any, of the Total Principal Payment Amount for the subject distribution date, over the total principal balance of the class A-1, A-2, A-3, A-4, A-AB and A-5 certificates outstanding immediately prior to the subject distribution date, and

     third, as a reimbursement, up to the then loss reimbursement amount for the class A-J certificates;

     (2)  payments to the holders of the class B certificates--

     first, in respect of interest, up to the total amount of interest payable with respect to the class B certificates on the subject distribution date,

     second, in respect of principal, until the total principal balance of the class B certificates is reduced to zero, up to an amount equal to the excess, if any, of the Total Principal Payment Amount for the subject distribution date, over the total principal balance of the class A-1, A-2, A-3, A-4, A-AB,
A-5 and A-J certificates outstanding immediately prior to the subject distribution date, and

     third, as a reimbursement, up to the then loss reimbursement amount for the class B certificates;

     (3)  payments to the holders of the class C certificates--

     first, in respect of interest, up to the total amount of interest payable with respect to the class C certificates on the subject distribution date,

     second, in respect of principal, until the total principal balance of the class C certificates is reduced to zero, up to an amount equal to the excess, if any, of the Total Principal Payment Amount for the subject distribution date, over the total principal balance of the class A-1, A-2, A-3, A-4, A-AB,
A-5, A-J and B certificates outstanding immediately prior to the subject distribution date, and

                                     S-175

     third, as a reimbursement, up to the then loss reimbursement amount for the class C certificates;

     (4)  payments to the holders of the class D certificates--

     first, in respect of interest, up to the total amount of interest payable with respect to the class D certificates on the subject distribution date,

     second, in respect of principal, until the total principal balance of the class D certificates is reduced to zero, up to an amount equal to the excess, if any, of the Total Principal Payment Amount for the subject distribution date, over the total principal balance of the class A-1, A-2, A-3, A-4, A-AB,
A-5, A-J, B and C certificates outstanding immediately prior to the subject distribution date, and

     third, as a reimbursement, up to the then loss reimbursement amount for the class D certificates;

     (5)  payments to the holders of the class E certificates--

     first, in respect of interest, up to the total amount of interest payable with respect to the class E certificates on the subject distribution date,

     second, in respect of principal, until the total principal balance of the class E certificates is reduced to zero, up to an amount equal to the excess, if any, of the Total Principal Payment Amount for the subject distribution date, over the total principal balance of the class A-1, A-2, A-3, A-4, A-AB,
A-5, A-J, B, C and D certificates outstanding immediately prior to the subject distribution date, and

     third, as a reimbursement, up to the then loss reimbursement amount for the class E certificates;

     (6)  payments to the holders of the class F certificates--

     first, in respect of interest, up to the total amount of interest payable with respect to the class F certificates on the subject distribution date,

     second, in respect of principal, until the total principal balance of the class F certificates is reduced to zero, up to an amount equal to the excess, if any, of the Total Principal Payment Amount for the subject distribution date, over the total principal balance of the class A-1, A-2, A-3, A-4, A-AB,
A-5, A-J, B, C, D and E certificates outstanding immediately prior to the subject distribution date, and

     third, as a reimbursement, up to the then loss reimbursement amount for the class F certificates;

     (7)  payments to the holders of the class G certificates--

     first, in respect of interest, up to the total amount of interest payable with respect to the class G certificates on the subject distribution date,

     second, in respect of principal, until the total principal balance of the class G certificates is reduced to zero, up to an amount equal to the excess, if any, of the Total Principal Payment Amount for the subject distribution date, over the total principal balance of the class A-1, A-2, A-3, A-4, A-AB,
A-5, A-J, B, C, D, E and F certificates outstanding immediately prior to the subject distribution date, and

     third, as a reimbursement, up to the then loss reimbursement amount for the class G certificates;

     (8)  payments to the holders of the class H certificates--

     first, in respect of interest, up to the total amount of interest payable with respect to the class H certificates on the subject distribution date,

     second, in respect of principal, until the total principal balance of the class H certificates is reduced to zero, up to an amount equal to the excess, if any, of the Total Principal Payment Amount for the subject distribution date, over the total principal balance of the class A-1, A-2, A-3, A-4, A-AB,
A-5, A-J, B, C, D, E, F and G certificates outstanding immediately prior to the subject distribution date, and

     third, as a reimbursement, up to the then loss reimbursement amount for the class H certificates;

     (9)  payments to the holders of the class J certificates--

     first, in respect of interest, up to the total amount of interest payable with respect to the class J certificates on the subject distribution date,

                                     S-176

     second, in respect of principal, until the total principal balance of the class J certificates is reduced to zero, up to an amount equal to the excess, if any, of the Total Principal Payment Amount for the subject distribution date, over the total principal balance of the class A-1, A-2, A-3, A-4, A-AB,
A-5, A-J, B, C, D, E, F, G and H certificates outstanding immediately prior to the subject distribution date, and

     third, as a reimbursement, up to the then loss reimbursement amount for the class J certificates;

     (10) payments to the holders of the class K certificates--

     first, in respect of interest, up to the total amount of interest payable with respect to the class K certificates on the subject distribution date,

     second, in respect of principal, until the total principal balance of the class K certificates is reduced to zero, up to an amount equal to the excess, if any, of the Total Principal Payment Amount for the subject distribution date, over the total principal balance of the class A-1, A-2, A-3, A-4, A-AB,
A-5, A-J, B, C, D, E, F, G, H and J certificates outstanding immediately prior to the subject distribution date, and

     third, as a reimbursement, up to the then loss reimbursement amount for the class K certificates;

     (11) payments to the holders of the class L certificates--

     first, in respect of interest, up to the total amount of interest payable with respect to the class L certificates on the subject distribution date,

     second, in respect of principal, until the total principal balance of the class L certificates is reduced to zero, up to an amount equal to the excess, if any, of the Total Principal Payment Amount for the subject distribution date, over the total principal balance of the class A-1, A-2, A-3, A-4, A-AB,
A-5, A-J, B, C, D, E, F, G, H, J and K certificates outstanding immediately prior to the subject distribution date, and

     third, as a reimbursement, up to the then loss reimbursement amount for the class L certificates;

     (12) payments to the holders of the class M certificates--

     first, in respect of interest, up to the total amount of interest payable with respect to the class M certificates on the subject distribution date,

     second, in respect of principal, until the total principal balance of the class M certificates is reduced to zero, up to an amount equal to the excess, if any, of the Total Principal Payment Amount for the subject distribution date, over the total principal balance of the class A-1, A-2, A-3, A-4, A-AB,
A-5, A-J, B, C, D, E, F, G, H, J, K and L certificates outstanding immediately prior to the subject distribution date, and

     third, as a reimbursement, up to the then loss reimbursement amount for the class M certificates;

     (13) payments to the holders of the class N certificates--

     first, in respect of interest, up to the total amount of interest payable with respect to the class N certificates on the subject distribution date,

     second, in respect of principal, until the total principal balance of the class N certificates is reduced to zero, up to an amount equal to the excess, if any, of the Total Principal Payment Amount for the subject distribution date, over the total principal balance of the class A-1, A-2, A-3, A-4, A-AB,
A-5, A-J, B, C, D, E, F, G, H, J, K, L and M certificates outstanding immediately prior to the subject distribution date, and

     third, as a reimbursement, up to the then loss reimbursement amount for the class N certificates;

     (14) payments to the holders of the class P certificates--

     first, in respect of interest, up to the total amount of interest payable with respect to the class P certificates on the subject distribution date,

     second, in respect of principal, until the total principal balance of the class P certificates is reduced to zero, up to an amount equal to the excess, if any, of the Total Principal Payment Amount for the subject distribution date, over the total principal balance of the class A-1, A-2, A-3, A-4, A-AB,
A-5, A-J, B, C, D, E, F, G, H, J, K, L, M and N certificates outstanding immediately prior to the subject distribution date, and

                                     S-177

  third, as a reimbursement, up to the then loss reimbursement amount for the class P certificates;

     (15) payments to the holders of the class Q certificates--

     first, in respect of interest, up to the total amount of interest payable with respect to the class Q certificates on the subject distribution date,

     second, in respect of principal, until the total principal balance of the class Q certificates is reduced to zero, up to an amount equal to the excess, if any, of the Total Principal Payment Amount for the subject distribution date, over the total principal balance of the class A-1, A-2, A-3, A-4, A-AB,
A-5, A-J, B, C, D, E, F, G, H, J, K, L, M, N and P certificates outstanding immediately prior to the subject distribution date, and

     third, as a reimbursement, up to the then loss reimbursement amount for the class Q certificates;

     (16) payments to the holders of the class S certificates--

     first, in respect of interest, up to the total amount of interest payable with respect to the class S certificates on the subject distribution date,

     second, in respect of principal, until the total principal balance of the class S certificates is reduced to zero, up to an amount equal to the excess, if any, of the Total Principal Payment Amount for the subject distribution date, over the total principal balance of the class A-1, A-2, A-3, A-4, A-AB,
A-5, A-J, B, C, D, E, F, G, H, J, K, L, M, N, P and Q certificates outstanding immediately prior to the subject distribution date, and

     third, as a reimbursement, up to the then loss reimbursement amount for the class S certificates; and

     (17) payments to the holders of the class R-I, R-II and R-III certificates, up to the amount of any remaining Available P&I Funds;

     provided that, on the final distribution date, subject to the Available
P&I Funds for such distribution date and the priority of payments described above in this paragraph, the holders of each class of series 2005-C2 principal balance certificates referred to above in this paragraph will be entitled to receive payments of principal sufficient to retire their certificates, without regard to the Total Principal Payment Amount for the final distribution date.

     Payments of Prepayment Premiums and Yield Maintenance Charges. If any
prepayment consideration is collected during any particular collection period with respect to any mortgage loan in the trust, regardless of whether that prepayment consideration is calculated as a percentage of the amount prepaid or in accordance with a yield maintenance formula, then on the distribution date corresponding to that collection period, the trustee will pay a portion of that prepayment consideration to the holders of any class A-1, A-2, A-3, A-4, A-AB,
A-5, A-J, B, C, D, E, F, G, H or J certificates that are then entitled to payments of principal, up to an amount equal to, in the case of any particular class of those certificates, the product of--

     o    the amount of that prepayment consideration, net of workout fees and/or liquidation fees payable from it, multiplied by

     o    a fraction, which in no event may be greater than 1.0 or less than
          0.0, the numerator of which is equal to the excess, if any, of the pass-through rate for that class of series 2005-C2 principal balance certificates over the relevant Discount Rate, and the denominator of which is equal to the excess, if any, of the mortgage interest rate of the prepaid mortgage loan over the relevant Discount Rate, and further multiplied by

     o    a fraction, the numerator of which is equal to the amount of principal payable to the holders of that class of series 2005-C2 principal balance certificates on that distribution date, and the denominator of which is the Total Principal Payment Amount for that distribution date.

     The trustee will thereafter pay any remaining portion of that prepayment consideration, net of workout fees and/or liquidation fees payable from it, to the holders of the class X-CL certificates and/or the holders of the class X-CP certificates, allocable between such classes as follows:

     o    on any distribution date up to and including the distribution date in
          April 2008,

          1.  20% thereof to the holders of the class X-CL certificates, and

          2.  80% thereof to the holders of the class X-CP certificates; and

     o    on any distribution date subsequent to the distribution date in April
          2008 and up to and including the distribution date in April 2010,

                                     S-178

          1.  50% thereof to the holders of the class X-CL certificates, and

          2.  50% thereof to the holders of the class X-CP certificates; and

     o    on any distribution date subsequent to the distribution date in April
          2010, 100% thereof to the holders of the class X-CL certificates.

     Neither we nor the underwriters make any representation as to--

     o    the enforceability of the provision of any promissory note evidencing one of the underlying mortgage loans requiring the payment of a prepayment premium or yield maintenance charge, or

     o    the collectability of any prepayment premium or yield maintenance charge.

     See "Description of the Mortgage Pool--Terms and Conditions of the
Underlying Mortgage Loans--Prepayment Provisions" in this prospectus supplement.

TREATMENT OF REO PROPERTIES

     Notwithstanding that any mortgaged real property securing an underlying mortgage loan may become an REO Property through foreclosure, deed in lieu of foreclosure or otherwise, the related mortgage loan(s) will be treated as having remained outstanding, until the REO Property is liquidated, for purposes of determining--

     o    payments on the series 2005-C2 certificates,

     o    allocations of Realized Losses and Additional Trust Fund Expenses to
          the series 2005-C2 certificates, and

     o    the amount of all fees payable to the master servicer, the special servicer and the trustee under the series 2005-C2 pooling and servicing agreement.

     In connection with the foregoing, the related underlying mortgage loan will be taken into account when determining the Weighted Average Pool
Pass-Through Rate and the Total Principal Payment Amount for each distribution date.

     Operating revenues and other proceeds derived from an REO Property administered under the series 2005-C2 pooling and servicing agreement will be applied--

     o    first, to pay, or to reimburse the master servicer, the special servicer, the trustee and/or the fiscal agent for the payment of, some of the costs and expenses incurred in connection with the operation and disposition of the REO Property, and

     o    thereafter, as collections of principal, interest and other amounts due on the related mortgage loan(s).

     To the extent described under "--Advances of Delinquent Monthly Debt
Service Payments" below, the master servicer, the trustee and the fiscal agent will be required to advance delinquent monthly debt service payments with respect to each underlying mortgage loan as to which the corresponding mortgaged real property has become an REO Property, in all cases as if the mortgage loan had remained outstanding.

REDUCTIONS OF CERTIFICATE PRINCIPAL BALANCES IN CONNECTION WITH REALIZED LOSSES
AND ADDITIONAL TRUST FUND EXPENSES

     As a result of Realized Losses and Additional Trust Fund Expenses, the
total Stated Principal Balance of the mortgage pool may decline below the total principal balance of the series 2005-C2 principal balance certificates. If this occurs following the payments made to the series 2005-C2 certificateholders on any distribution date, then the respective total principal balances of the following classes of the series 2005-C2 principal balance certificates are to be successively reduced in the following order, until the total principal balance of those classes of certificates equals the total Stated Principal
Balance of the mortgage pool that will be outstanding immediately following that distribution date.

                                     S-179

            ORDER OF ALLOCATION              CLASS
-           ------------------- -------------------------------
                     1st                       S
                     2nd                       Q
                     3rd                       P
                     4th                       N
                     5th                       M
                     6th                       L
                     7th                       K
                     8th                       J
                     9th                       H
                    10th                       G
                    11th                       F
                    12th                       E
                    13th                       D
                    14th                       C
                    15th                       B
                    16th                      A-J
                    17th                 A-1, A-2, A-3,
                                       A-4, A-AB and A-5,
                                    pro rata based on total
                                 outstanding principal balances

     The reductions in the total principal balances of the respective classes of series 2005-C2 principal balance certificates, as described above, will represent an allocation of the Realized Losses and/or Additional Trust Fund
Expenses that caused the particular mismatch in principal balances between the underlying mortgage loans and those classes of series 2005-C2 certificates.

     The Realized Loss with respect to a liquidated mortgage loan, or related
REO Property, will generally equal the excess, if any, of:

     o    the outstanding principal balance of the mortgage loan as of the date of liquidation, together with all accrued and unpaid interest on the mortgage loan to but not including the due date in the collection period in which the liquidation occurred (exclusive, however, of any portion of that interest that represents Default Interest), over

     o    the total amount of Liquidation Proceeds, if any, recovered in connection with the subject liquidation that are available to pay principal of, and interest (other than Default Interest) on, that mortgage loan.

     If any portion of the debt due under a mortgage loan is forgiven, whether in connection with a modification, waiver or amendment granted or agreed to by the master servicer or the special servicer or in connection with the bankruptcy, insolvency or similar proceeding involving the related borrower, the amount forgiven (other than Default Interest) also will be treated as a
Realized Loss.

     Realized Losses will include advances that are determined to be non-recoverable from collections on the related underlying mortgage loan and are therefore recovered out of general collections on the Mortgage Pool.

     Additional Trust Fund Expenses may include:

     o    any special servicing fees, workout fees and liquidation fees paid to the special servicer;

     o    any interest paid to the master servicer, the special servicer, the trustee and/or the fiscal agent with respect to unreimbursed advances, which interest payment, in any particular case, is not covered out of late payment charges and Default Interest actually collected on the related underlying mortgage loan;

     o    the cost of various opinions of counsel required or permitted to be obtained in connection with the servicing of the underlying mortgage loans and the administration of the other trust assets that, in any particular case, is not paid for by the related borrower or covered out of late payment charges and Default Interest actually collected on the related underlying mortgage loan;

     o    any unanticipated, non-mortgage loan specific expense of the trust, including--

          1.  any reimbursements and indemnifications to the trustee, the fiscal agent and various related persons described under
              "Description of the Governing Documents--Matters Regarding the
              Trustee" in the accompanying prospectus (the fiscal agent having the same rights to indemnity and reimbursement as described with respect to the trustee),

                                     S-180

          2.  any reimbursements and indemnification to the master servicer, the special servicer, us and various related persons described under "Description of the Governing Documents--Matters Regarding
              the Master Servicer, the Special Servicer, the Manager and Us" in
              the accompanying prospectus, and

          3.  any federal, state and local taxes, and tax-related expenses, payable out of the trust assets, as described under "Servicing of the Underlying Mortgage Loans--REO Properties" in this prospectus supplement and/or "Federal Income Tax
              Consequences--REMICs--Prohibited Transactions Tax and Other
              Taxes" in the accompanying prospectus;

     o    rating agency fees, other than on-going surveillance fees, that, in any particular case, cannot be recovered from the related borrower and are not otherwise covered out of late payment charges and Default
          Interest actually collected on the related underlying mortgage loan;
          and

     o    any amounts expended on behalf of the trust to remediate an adverse environmental condition at any mortgaged real property securing a defaulted mortgage loan as described under "Servicing of the
          Underlying Mortgage Loans--Realization Upon Defaulted Mortgage Loans"
          in this prospectus supplement and that are not paid for by the related borrower or covered out of late payment charges and Default Interest actually collected on the related underlying mortgage loan.

     The Total Principal Payment Amount may from time to time include Recovered
Amounts. In such circumstances, it is possible that the total Stated Principal
Balance of the mortgage pool may exceed the total principal balance of the series 2005-C2 principal balance certificates. If and to the extent that any such excess exists as a result of the payment of Recovered Amounts as principal on the series 2005-C2 principal balance certificates, the total principal balances of one or more classes of series 2005-C2 principal balance certificates that had previously been reduced as described above in this
"--Reductions of Certificate Principal Balances in Connection with Realized
Losses and Additional Trust Fund Expenses" section may be increased (in each case, up to the amount of any such prior reduction). Any such increases would be made among the respective classes of series 2005-C2 principal balance certificates in the reverse order that such reductions had been made (i.e., such increases would be made first with respect to the most senior class of series 2005-C2 principal balance certificates with a loss reimbursement amount and thereafter in descending order of seniority); provided that such increases may not result in the total principal balance of the series 2005-C2 principal balance certificates being in excess of the total Stated Principal Balance of the mortgage pool. Any such increases will also be accompanied by a reinstatement of the past due interest on the various interest-bearing classes of the series 2005-C2 certificates that would otherwise have accrued if the reinstated principal amounts had never been written off.

ADVANCES OF DELINQUENT MONTHLY DEBT SERVICE PAYMENTS

     The master servicer will be required to make, for each distribution date, a total amount of advances of principal and/or interest generally equal to all monthly and assumed monthly debt service payments, in each case net of related master servicing fees and workout fees, that--

     o    were due or deemed due, as the case may be, with respect to the underlying mortgage loans during the related collection period, and

     o    were not paid by or on behalf of the respective borrowers or otherwise collected as of the close of business on the last day of the related collection period.

     Notwithstanding the foregoing, if it is determined that an Appraisal
Reduction Amount exists with respect to any mortgage loan in the trust, then the master servicer will generally reduce the interest portion (but not the principal portion) of each P&I advance, if any, that it must make with respect to that mortgage loan during the period that the Appraisal Reduction Amount exists. The interest portion of any P&I advance required to be made with respect to any underlying mortgage loan as to which there exists an Appraisal
Reduction Amount, will equal the product of:

     o    the amount of the interest portion of that P&I advance that would otherwise be required to be made with respect to the mortgage loan for the subject distribution date without regard to this sentence and the prior sentence, multiplied by

                                     S-181

     o    a fraction, the numerator of which is equal to the Stated Principal
          Balance of the mortgage loan, net of the Appraisal Reduction Amount
          (or, if applicable, the relevant portion thereof allocable to the mortgage loan), and the denominator of which is equal to the Stated
          Principal Balance of the mortgage loan.

     In the case of any underlying mortgage loan that is part of a Loan
Combination, any reduction in the interest portion of P&I advances to be made with respect to that underlying mortgage loan, as contemplated by the prior paragraph, will be based on that portion of any Appraisal Reduction Amount with respect to the subject Loan Combination that is allocable to that underlying mortgage loan. Each Loan Combination will be treated as a single underlying mortgage loan for purposes of calculating an Appraisal Reduction Amount. Any
Appraisal Reduction Amount with respect to the Macquarie DDR Portfolio II Loan
Combination will be allocated between the Macquarie DDR Portfolio II Mortgage
Loan and the Macquarie DDR Portfolio II Pari Passu Non-Trust Loan on a pro rata basis by balance. Any Appraisal Reduction Amount with respect to any other Loan
Combination will be allocated, first, to the related Non-Trust Loan(s), up to the outstanding principal balance thereof, together with all accrued and unpaid interest (other than Default Interest) thereon, and then, to the underlying mortgage loan included in that Loan Combination.

     With respect to any distribution date, the master servicer will be required to make P&I advances either out of its own funds or, subject to replacement as and to the extent provided in the series 2005-C2 pooling and servicing agreement, funds held in the master servicer's custodial account that are not required to be paid on the series 2005-C2 certificates on that distribution date.

     The trustee will be required to make any P&I advance that the master servicer is required, but fails, to make. If the trustee fails to make a required P&I advance, then the fiscal agent will be required to make the advance. If the fiscal agent makes a P&I advance on behalf of the trustee, the trustee will not be in default. See "--The Trustee" and "--The Fiscal Agent"
below. None of the master servicer, the trustee or the fiscal agent will be required to make any P&I advance with respect to any of the Non-Trust Loans.

     The master servicer, the trustee and the fiscal agent will each be entitled to recover any P&I advance made by it out of its own funds from collections on the underlying mortgage loan as to which the advance was made.
None of the master servicer, the trustee or the fiscal agent will be obligated to make any P&I advance for any underlying mortgage loan (including specially serviced mortgage loans and mortgage loans as to which the related mortgaged real property has become an REO Property) that, in its judgment (or in the judgment of the special servicer for specially serviced mortgage loans and mortgage loans as to which the related mortgaged real property has become an
REO Property), would not ultimately be recoverable out of collections on the related underlying mortgage loan. If the master servicer, the trustee or the fiscal agent makes any P&I advance that it subsequently determines will not be recoverable out of collections on the related underlying mortgage loan, it may obtain reimbursement for that advance, together with interest accrued on the advance as described in the third succeeding paragraph, out of general collections on the mortgage loans and any REO Properties in the trust on deposit in the master servicer's custodial account from time to time. The master servicer will be entitled to rely on the special servicer's determination, and the trustee and the fiscal agent will be entitled to rely on the master servicer's and/or the special servicer's determination, that an advance, if made, would not be ultimately recoverable from collections on the related underlying mortgage loan. In making such recoverability determination, such person will be entitled to consider (among other things) only the obligations of the borrower under the terms of the related mortgage loan as it may have been modified, to consider (among other things) the related mortgaged real properties in their "as is" or then current conditions and occupancies, as modified by such party's assumptions regarding the possibility and effects of future adverse change with respect to such mortgaged real properties, to estimate and consider (among other things) future expenses and to estimate and consider (among other things) the timing of recoveries. In addition, any such person may update or change its recoverability determinations at any time and may obtain from the special servicer any analysis, appraisals or market value estimates or other information in the possession of the special servicer for such purposes. See "Description of the Certificates--Advances" in the
accompanying prospectus and "Servicing of the Underlying Mortgage
Loans--Custodial Account" in this prospectus supplement.

     If the master servicer, the trustee or the fiscal agent reimburses itself out of general collections on the mortgage pool for any P&I advance that has been determined not to be recoverable out of collections on the related underlying mortgage loan, then that advance (together with accrued interest thereon) will be deemed, to the fullest extent permitted, to be reimbursed first out of payments and other collections of principal on the underlying mortgage loans otherwise distributable on the series 2005-C2 principal balance certificates (prior to being deemed reimbursed out of payments and other collections of interest on the underlying mortgage loans otherwise distributable on the series 2005-C2 certificates), thereby reducing the payments of principal on the series 2005-C2 principal balance certificates.

                                     S-182

     Notwithstanding the foregoing, upon a determination that a previously made
P&I advance is not recoverable out of collections on the related underlying mortgage loan, instead of obtaining reimbursement out of general collections on the mortgage pool immediately, any of the master servicer, the trustee or the fiscal agent, as applicable, may, in its sole discretion, elect to obtain reimbursement for such non-recoverable P&I advance over a period of time (not to exceed 12 months without the consent of the series 2005-C2 controlling class representative), with interest thereon at the prime rate described in the following paragraph. At any time after such a determination to obtain reimbursement over time in accordance with the preceding sentence, the master servicer, the trustee or the fiscal agent, as applicable, may, in its sole discretion, decide to obtain reimbursement out of general collections on the mortgage pool immediately. The fact that a decision to recover a non-recoverable P&I advance over time, or not to do so, benefits some classes of series 2005-C2 certificateholders to the detriment of other classes of series 2005-C2 certificateholders will not constitute a violation of the
Servicing Standard or a breach of the terms of the series 2005-C2 pooling and servicing agreement by any party thereto, or a violation of any fiduciary duty owed by any party thereto to the series 2005-C2 certificateholders.

     The master servicer, the trustee and the fiscal agent will each be entitled to receive interest on P&I advances made thereby out of its own funds.
Subject to the following sentence, that interest will commence accruing upon the date the applicable advance was made and will continue to accrue on the amount of each P&I advance, and compound annually, for so long as that advance is outstanding at an annual rate equal to the prime rate as published in the
"Money Rates" section of The Wall Street Journal, as that prime rate may change from time to time. With respect to any underlying mortgage loan that provides for a grace period for monthly debt service payments that extends beyond the distribution date for the series 2005-C2 certificates, then, until the expiration of the applicable grace period, the interest accrued on any P&I advance made with respect to any such mortgage loan will be limited to the amount of Default Interest and/or late payment charges, if any, collected in connection with the late payment with respect to which such P&I advance was made.

     Interest accrued with respect to any P&I advance made with respect to any underlying mortgage loan will be payable--

     o    first, out of any Default Interest and late payment charges collected by the trust on that mortgage loan during the collection period in which that advance is reimbursed, and

     o    then, after or at the same time that advance is reimbursed, but only if and to the extent that the Default Interest and late payment charges referred to in the prior bullet are insufficient to cover the advance interest, out of any other amounts then on deposit in the master servicer's custodial account.

     Any delay between a sub-servicer's receipt of a late collection of a monthly debt service payment as to which a P&I advance was made and the forwarding of that late collection to the master servicer, will increase the amount of interest accrued and payable to the master servicer, the trustee or the fiscal agent, as the case may be, on that P&I advance. To the extent not offset by Default Interest and/or late payment charges accrued and actually collected on the related underlying mortgage loan, interest accrued on any outstanding P&I advance will result in a reduction in amounts payable on one or more classes of the series 2005-C2 certificates.

     A monthly debt service payment will be assumed to be due with respect to:

     o    each underlying mortgage loan that is delinquent with respect to its balloon payment beyond the end of the collection period in which its maturity date occurs and as to which no arrangements have been agreed to for the collection of the delinquent amounts, including an extension of maturity; and

     o    each underlying mortgage loan as to which the corresponding mortgaged real property has become an REO Property.

     The assumed monthly debt service payment deemed due on any mortgage loan described in the prior sentence that is delinquent as to its balloon payment, will equal, for its stated maturity date and for each successive due date that it remains outstanding and part of the trust, the monthly debt service payment that would have been due on the mortgage loan on the relevant date if the related balloon payment had not come due and the mortgage loan had, instead, continued to amortize (if applicable) and accrue interest according to its terms in effect prior to that stated maturity date. The assumed monthly debt service payment deemed due on any mortgage loan described in the second preceding sentence as to which the related mortgaged real property has become an REO Property, will generally equal, for each due date that the REO Property remains part of the trust, the monthly debt service payment or, in the case of a mortgage loan delinquent with respect to its balloon payment, the assumed monthly debt service payment due or deemed due on the last due date prior to the acquisition of that REO Property.

                                     S-183

REPORTS TO CERTIFICATEHOLDERS; AVAILABLE INFORMATION

     Certificateholder Reports. Based solely on information provided in monthly reports prepared by the master servicer and the special servicer and delivered to the trustee, the trustee will be required to make available, as and under the circumstances described under "--Information Available Electronically"
below, on each distribution date, to each registered holder of an offered certificate and, upon request, to each beneficial owner of an offered certificate held in book-entry form that is identified to the reasonable satisfaction of the trustee:

     o    A distribution date statement containing substantially the information contained in Annex D to this prospectus supplement.

     o    A CMSA bond level file, together with a CMSA collateral summary file setting forth information with respect to the underlying mortgage loans and the corresponding mortgaged real properties, respectively.

     o    A mortgage pool data update report, which is to contain substantially the categories of information regarding the underlying mortgage loans set forth on Annexes A-1 through A-4 to this prospectus supplement, with that information to be presented in tabular format substantially similar to the format utilized on those annexes. The mortgage pool data update report may be included as part of the distribution date statement.

     The master servicer or the special servicer, as specified in the series
2005-C2 pooling and servicing agreement, is required to deliver to the trustee
(or, in the case of the special servicer, to the master servicer for delivery, directly or as part of other reports, to the trustee) monthly, and the trustee is required to make available, as and under the circumstances described below under "--Information Available Electronically," a copy of each of the following reports with respect to the underlying mortgage loans and the corresponding mortgaged real properties:

     o    a CMSA delinquent loan status report;

     o    a CMSA historical loan modification and corrected mortgage loan report;

     o    a CMSA historical liquidation report;

     o    a CMSA REO status report;

     o    a CMSA servicer watch list;

     o    a loan payoff notification report;

     o    a CMSA comparative financial status report;

     o    a CMSA loan level reserve/LOC report;

     o    a CMSA loan periodic update file;

     o    a CMSA property file; and

     o    a CMSA financial file.

     In addition, upon the request of any holder or, to the extent identified to the reasonable satisfaction of the trustee, beneficial owner of an offered certificate, the trustee will be required to request from the master servicer, and, upon receipt, make available to the requesting party, during normal business hours at the offices of the trustee, copies of the following reports required to be prepared and maintained by the master servicer and/or the special servicer:

     o    with respect to any mortgaged real property or REO Property, a CMSA operating statement analysis report; and

     o    with respect to any mortgaged real property or REO Property, a CMSA
          NOI adjustment worksheet.

     The reports identified in the preceding three paragraphs as CMSA reports will be in the forms prescribed in the standard Commercial Mortgage Securities
Association investor reporting package. Forms of these reports are available at the CMSA's internet website, located at www.cmbs.org.

     Recipients of the reports described above in this "--Reports to
Certificateholders; Available Information" section will be deemed to have agreed to keep the information therein confidential in accordance with applicable securities laws.

     Within a reasonable period of time after the end of each calendar year, upon request, the trustee is required to send to each person who at any time during the calendar year was a series 2005-C2 certificateholder of record, a report summarizing on an annual basis, if appropriate, certain items of the monthly distribution date statements relating to amounts distributed

                                     S-184

to the certificateholder and such other information as may be required to enable the certificateholder to prepare its federal income tax returns. The foregoing requirements will be deemed to have been satisfied to the extent that the information is provided from time to time pursuant to the applicable requirements of the Internal Revenue Code.

     Absent manifest error of which it is aware, none of the master servicer, the special servicer or the trustee will be responsible for the accuracy or completeness of any information supplied to it by a borrower, a mortgage loan seller or any other third party that is included in any reports, statements, materials or information prepared or provided by the master servicer, the special servicer or the trustee, as applicable.

     Book-Entry Certificates. If you hold your offered certificates in book-entry form through DTC, you may, at your expense, obtain direct access to the monthly reports of the trustee as if you were a certificateholder, provided that you deliver a written certification to the trustee confirming your beneficial ownership in the offered certificates. Otherwise, until definitive certificates are issued with respect to your offered certificates, the information contained in those monthly reports will be available to you only to the extent that it is made available through DTC and the DTC participants or is available on the trustee's internet website.

     Conveyance of notices and other communications by DTC to the DTC participants, and by the DTC participants to beneficial owners of the offered certificates, will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time. We, the master servicer, the special servicer, the trustee, the fiscal agent and the series 2005-C2 certificate registrar are required to recognize as certificateholders only those persons in whose names the series 2005-C2 certificates are registered on the books and records of the certificate registrar.

     Information Available Electronically. The trustee will make available each month, for the relevant reporting periods, to the series 2005-C2 certificateholders and beneficial owners of series 2005-C2 certificates identified to the reasonable satisfaction of the trustee, the distribution date statement, any mortgage pool data update report, any loan payoff notification report, and the mortgage loan information presented in the standard Commercial
Mortgage Securities Association investor reporting package formats via the trustee's internet website. All the foregoing reports will be accessible on a restricted basis after receipt by the trustee of a certification in the form attached to the series 2005-C2 pooling and servicing agreement from the person(s) seeking access. The trustee's internet website will initially be located at www.etrustee.net.

     The trustee may require the acceptance of a disclaimer and an agreement of confidentiality in connection with providing access to their respective internet websites. The trustee will not be liable for the dissemination of information made in accordance with the series 2005-C2 pooling and servicing agreement.

     At the request of the underwriters, as provided in the series 2005-C2 pooling and servicing agreement, the trustee will be required to make available electronically, on each distribution date, to the Trepp Group, Intex Solutions,
Inc., Charter Research Corporation and/or any other similar third party information provider, a copy of the reports made available to the series
2005-C2 certificateholders.

     None of the trustee, the master servicer or the special servicer will make any representations or warranties as to the accuracy or completeness of, and may disclaim responsibility for, any information made available by the trustee, the master servicer or the special servicer, as the case may be, for which it is not the original source.

     Other Information. The series 2005-C2 pooling and servicing agreement will obligate the trustee to make available at its offices, during normal business hours, upon reasonable advance written notice, for review by any holder or beneficial owner of an offered certificate or any person identified to the trustee as a prospective transferee of an offered certificate or any interest in that offered certificate, originals or copies of, among other things, the following items:

     o    this prospectus supplement, the accompanying prospectus and any other disclosure documents relating to the non-offered classes of the series
          2005-C2 certificates, in the form most recently provided by us or on our behalf to the trustee;

     o    the series 2005-C2 pooling and servicing agreement, each sub-servicing agreement delivered to the trustee since the Issue Date, and any amendments to those agreements;

     o    all monthly reports of the trustee delivered, or otherwise electronically made available, to series 2005-C2 certificateholders since the Issue Date;

     o    all officer's certificates delivered to the trustee annually by the master servicer and/or the special servicer since the Issue Date, as described under "Servicing of the Underlying Mortgage Loans--Evidence as to Compliance" in this prospectus supplement;

                                     S-185

     o    all accountant's reports delivered to the trustee annually with respect to the master servicer and/or the special servicer since the
          Issue Date, as described under "Servicing of the Underlying Mortgage
          Loans--Evidence as to Compliance" in this prospectus supplement;

     o    the most recent appraisal, if any, with respect to each mortgaged real property for an underlying mortgage loan obtained by the master servicer or the special servicer and delivered to the trustee;

     o    the mortgage files for the underlying mortgage loans, including all documents, such as modifications, waivers and amendments of those underlying mortgage loans, that are to be added to the mortgage files from time to time, to the extent held by the trustee;

     o    upon request, the most recent inspection report with respect to each mortgaged real property with respect to an underlying mortgage loan prepared by or on behalf of the master servicer or the special servicer and delivered to the trustee as described under "Servicing of the Underlying Mortgage Loans--Inspections; Collection of Operating
          Information" in this prospectus supplement; and

     o    upon request, the most recent quarterly and annual operating statement and rent roll for each mortgaged real property for an underlying mortgage loan and financial statements of the related borrower collected by the master servicer or the special servicer and delivered to the trustee as described under "Servicing of the Underlying
          Mortgage Loans--Inspections; Collection of Operating Information" in
          this prospectus supplement.

     Copies of any and all of the foregoing items will be available from the trustee upon request. However, the trustee will be permitted to require payment of a sum sufficient to cover the reasonable costs and expenses of providing the copies.

     In connection with providing access to or copies of the items described above, the trustee (or the master servicer, if applicable) may require:

     o    in the case of a registered holder of an offered certificate or a beneficial owner of an offered certificate held in book-entry form, a written confirmation executed by the requesting person or entity, in the form attached to the series 2005-C2 pooling and servicing agreement, generally to the effect that the person or entity is a registered holder or beneficial owner of offered certificates and will keep the information confidential, together with a related indemnity;
          and

     o    in the case of a prospective purchaser of an offered certificate or any interest in that offered certificate, confirmation executed by the requesting person or entity, in the form attached to the series
          2005-C2 pooling and servicing agreement, generally to the effect that the person or entity is a prospective purchaser of offered certificates or an interest in offered certificates, is requesting the information for use in evaluating a possible investment in the offered certificates and will otherwise keep the information confidential, together with a related indemnity.

VOTING RIGHTS

     The voting rights for the series 2005-C2 certificates will be allocated among the respective classes of those certificates as follows:

     o    99% of the voting rights will be allocated among the holders of the various classes of series 2005-C2 certificates that have principal balances, pro rata in accordance with those principal balances;

     o    1% of the voting rights will be allocated among the holders of the class X-CL and X-CP certificates, pro rata in accordance with their respective notional amounts; and

     o    0% of the voting rights will be allocated among the holders of the class R-I, R-II and R-III certificates.

     Voting rights allocated to a class of series 2005-C2 certificateholders will be allocated among those certificateholders in proportion to their respective percentage interests in that class.

TERMINATION

     The obligations created by the series 2005-C2 pooling and servicing agreement will terminate following the earliest of--

          1.  the final payment or advance on, other liquidation of, the last mortgage loan or related REO Property remaining in the trust, and

                                     S-186

          2.  the purchase of all of the mortgage loans and REO Properties remaining in the trust by the special servicer, any single certificateholder or group of certificateholders of the series
              2005-C2 controlling class, the master servicer, us or Lehman
              Brothers Inc., in that order of preference.

     Written notice of termination of the series 2005-C2 pooling and servicing agreement will be given to each series 2005-C2 certificateholder. The final payment with respect to each series 2005-C2 certificate will be made only upon surrender and cancellation of that certificate at the office of the series
2005-C2 certificate registrar or at any other location specified in the notice of termination.

     Any purchase by the special servicer, any single holder or group of holders of the controlling class, the master servicer, us or Lehman Brothers
Inc. of all the mortgage loans and REO Properties remaining in the trust is required to be made at a price generally equal to:

     o    the sum of--

          1.  the total principal balance of all the mortgage loans then included in the trust, other than any mortgage loans as to which the mortgaged real properties have become REO Properties,
              together with (a) interest, other than Default Interest, on those mortgage loans, (b) unreimbursed servicing advances for those mortgage loans and (c) unpaid interest on advances made with respect to those mortgage loans, and

          2.  the appraised value of all REO Properties then included in the trust,

     minus

     o    solely in the case of a purchase by the master servicer or the special servicer, the total of all amounts payable or reimbursable to the purchaser under the series 2005-C2 pooling and servicing agreement.

     The purchase will result in early retirement of the outstanding series
2005-C2 certificates. However, the rights of the special servicer, any single holder or group of holders of the series 2005-C2 controlling class, the master servicer, us or Lehman Brothers Inc. to make the purchase is subject to the requirement that the total Stated Principal Balance of the mortgage pool be less than 1.0% of the initial mortgage pool balance. The termination price, exclusive of any portion of the termination price payable or reimbursable to any person other than the series 2005-C2 certificateholders, will constitute part of the Available P&I Funds for the final distribution date. Any person or entity making the purchase will be responsible for reimbursing the parties to the series 2005-C2 pooling and servicing agreement for all reasonable out-of-pocket costs and expenses incurred by the parties in connection with the purchase.

THE TRUSTEE

     LaSalle Bank National Association, a national banking association, will act as trustee on behalf of the series 2005-C2 certificateholders. As of the
Issue Date, the office of the trustee primarily responsible for administration of the trust assets, its corporate trust office, is located at 135 South
LaSalle Street, Suite 1625, Chicago, Illinois 60603, Attention: Global
Securities Trust Services--LB-UBS Commercial Mortgage Trust Series 2005-C2.

     The trustee is at all times required to be a corporation, bank, trust company or association organized and doing business under the laws of the U.S.
or any State of the U.S. or the District of Columbia. In addition, the trustee must at all times--

     o    be authorized under those laws to exercise trust powers,

     o    have a combined capital and surplus of at least $50,000,000, and

     o    be subject to supervision or examination by federal or state banking authority.

     If the corporation, bank, trust company or association publishes reports of condition at least annually, in accordance with law or to the requirements of the supervising or examining authority, then the combined capital and surplus of the corporation, bank, trust company or association will be deemed to be its combined capital and surplus as described in its most recent published report of condition.

     We, the master servicer, the special servicer and our and their respective affiliates, may from time to time enter into normal banking and trustee relationships with the trustee and its affiliates. The trustee and any of its respective affiliates may hold series 2005-C2 certificates in their own names.
In addition, for purposes of meeting the legal requirements of some local jurisdictions, the trustee will have the power to appoint a co-trustee or separate trustee of all or any part of the trust assets. All rights, powers, duties and obligations conferred or imposed upon the trustee will be conferred or imposed upon the

                                     S-187

trustee and the separate trustee or co-trustee jointly, or in any jurisdiction in which the trustee shall be incompetent or unqualified to perform some acts, singly upon the separate trustee or co-trustee who shall exercise and perform its rights, powers, duties and obligations solely at the direction of the trustee.

     The trustee will be entitled to a monthly fee for its services, which fee will--

     o    accrue at the annual rate stated in the series 2005-C2 pooling and servicing agreement,

     o    accrue on the total Stated Principal Balance of the mortgage pool outstanding from time to time, and

     o    be calculated on a 30/360 Basis.

     The trustee fee is payable out of general collections on the mortgage loans and any REO Properties in the trust.

     In addition, the trustee will be authorized to invest or direct the investment of funds held in its collection account and interest reserve account in Permitted Investments. See "--Collection Account" and "--Interest Reserve
Account" above. It will be--

     o    entitled to retain any interest or other income earned on those funds,
          and

     o    required to cover any losses of principal of those investments from its own funds.

     The trustee will not be obligated, however, to cover any losses resulting from the bankruptcy or insolvency of any depository institution or trust company holding the collection account or the interest reserve account.

     See also "Description of the Governing Documents--The Trustee," "--Duties
of the Trustee," "--Matters Regarding the Trustee" and "--Resignation and
Removal of the Trustee" in the accompanying prospectus.

THE FISCAL AGENT

     ABN AMRO Bank N.V., a Netherlands banking corporation, will act as fiscal agent pursuant to the series 2005-C2 pooling and servicing agreement. The fiscal agent's office is located at 135 South LaSalle Street, Suite 1625,
Chicago, Illinois 60603. The duties and obligations of the fiscal agent consist only of making P&I advances as described under "--Advances of Delinquent
Monthly Debt Service Payments" above and servicing advances as described under
"Servicing of the Underlying Mortgage Loans--Servicing and Other Compensation
and Payment of Expenses" in this prospectus supplement. The fiscal agent will not be liable except for the performance of those duties and obligations. The fiscal agent will be entitled to reimbursement for each advance made by it, with interest, in the same manner and to the same extent as the trustee and the master servicer. The fiscal agent will be entitled to various rights, protections, immunities and indemnities substantially similar to those afforded to the trustee. The trustee will be responsible for payment of the compensation of the fiscal agent.

                        YIELD AND MATURITY CONSIDERATIONS

YIELD CONSIDERATIONS

     General. The yield on any offered certificate will depend on:

     o    the price at which the certificate is purchased by an investor, and

     o    the rate, timing and amount of payments on the certificate.

     The rate, timing and amount of payments on any offered certificate will in turn depend on, among other things,

     o    the pass-through rate for the certificate, which will be fixed or variable, as described in this prospectus supplement,

     o    the rate and timing of principal payments, including principal prepayments, and other principal collections on the underlying mortgage loans and the extent to which those amounts are to be applied or otherwise result in reduction of the principal balance or notional amount, as applicable, of the certificate,

     o    the rate, timing and severity of Realized Losses and Additional Trust
          Fund Expenses and the extent to which those losses and expenses result in the reduction of the principal balance or notional amount, as applicable, of, or the total payments on, the certificate, and

     o    the timing and severity of any Net Aggregate Prepayment Interest
          Shortfalls and the extent to which those shortfalls result in the reduction of the interest payments on the certificate.

                                     S-188

     See "Description of the Offered Certificates--Payments--Calculation of
Pass-Through Rates" and "Description of the Mortgage Pool" in this prospectus supplement and "--Rate and Timing of Principal Payments" below.

     Rate and Timing of Principal Payments. The yield to maturity of the class
X-CP certificates will be extremely sensitive to, and the yield maturity of any other offered certificates purchased at a discount or a premium will be affected by, the rate and timing of principal payments made in a reduction of the principal balances of those certificates. In turn, the rate and timing of principal payments that are applied or otherwise result in reduction of the principal balance or notional amount of any offered certificate will be directly related to the rate and timing of principal payments on or with respect to the underlying mortgage loans. Finally, the rate and timing of principal payments on or with respect to the underlying mortgage loans will be affected by their amortization schedules, the dates on which balloon payments are due and the rate and timing of principal prepayments and other unscheduled collections on them, including for this purpose, collections made in connection with liquidations of mortgage loans due to defaults, casualties or condemnations affecting the mortgaged real properties, or purchases or other removals of underlying mortgage loans from the trust.

     Prepayments and other early liquidations of the underlying mortgage loans will result in payments on the series 2005-C2 certificates of amounts that would otherwise be paid over the remaining terms of the mortgage loans. This will tend to accelerate the rate at which the total notional amount of the class X-CP certificates is reduced and further tend to shorten the weighted average lives of the offered certificates with principal balances. Defaults on the underlying mortgage loans, particularly at or near their maturity dates, may result in significant delays in payments of principal on the underlying mortgage loans and, accordingly, on the series 2005-C2 certificates, while work-outs are negotiated or foreclosures are completed. These delays will tend to lengthen the weighted average lives of the offered certificates with principal balances. See "Servicing of the Underlying Mortgage
Loans--Modifications, Waivers, Amendments and Consents" in this prospectus supplement.

     The extent to which the yield to maturity on any offered certificate may vary from the anticipated yield will depend upon the degree to which the certificate is purchased at a discount or premium and when, and to what degree, payments of principal on the underlying mortgage loans are in turn paid or otherwise result in a reduction of the principal balance or notional amount of the certificate. If you purchase your offered certificates at a discount, you should consider the risk that a slower than anticipated rate of principal payments on the underlying mortgage loans could result in an actual yield to you that is lower than your anticipated yield. If you purchase class X-CP certificates, or if you otherwise purchase your offered certificates at a premium, you should consider the risk that a faster than anticipated rate of principal payments on the underlying mortgage loans could result in an actual yield to you that is lower than your anticipated yield.

     The yield to investors on the class X-CP certificates will be highly sensitive to the rate and timing of principal payments, including prepayments, on the underlying mortgage loans. Depending on the timing thereof, a payment of principal on the underlying mortgage loans that is, in turn, applied in reduction of the total principal balance of the class A-1, A-2, A-3, A-4, A-AB,
A-5, A-J, B, C, D, E and F certificates may result in a reduction in the total notional amount of the class X-CP certificates. If you are considering the purchase of class X-CP certificates, you should consider the risk that an extremely rapid rate of payments and other collections of principal on or with respect to the underlying mortgage loans could result in your failure to fully recover your initial investment.

     In the event that prepayments and other early liquidations occur with respect to underlying mortgage loans that have relatively high net mortgage interest rates, the Weighted Average Pool Pass-Through Rate would decline, which could, in turn, adversely affect the yield on any offered certificate with a variable or capped pass-through rate. In addition, the pass-through rate for, and the yield on, the class X-CP certificates will vary with changes in the relative sizes of the respective components that make up the related total notional amount of that class, with each of those components consisting of the total principal balance, or a designated portion of the total principal balance, of a class of series 2005-C2 principal balance certificates.

     Because the rate of principal payments on or with respect to the underlying mortgage loans will depend on future events and a variety of factors, no assurance can be given as to that rate or the rate of principal prepayments in particular.

     Even if they are collected and payable on your offered certificates, prepayment premiums and yield maintenance charges may not be sufficient to offset fully any loss in yield on your offered certificates attributable to the related prepayments of the underlying mortgage loans.

     Delinquencies and Defaults on the Mortgage Loans. The rate and timing of delinquencies and defaults on the underlying mortgage loans will affect the amount of payments on your offered certificates, the yield to maturity of your offered certificates and, in the case of offered certificates with principal balances, the rate of principal payments on your

                                     S-189

offered certificates and the weighted average life of your offered certificates. Delinquencies on the underlying mortgage loans, unless covered by monthly debt service advances, may result in shortfalls in payments of interest and/or principal on your offered certificates for the current month.

     If--

     o    you calculate the anticipated yield to maturity for your offered certificates based on an assumed rate of default and amount of losses on the underlying mortgage loans that is lower than the default rate and amount of losses actually experienced, and

     o    the additional losses result in a reduction of the total payments on or the principal balance or notional amount, as applicable, of your offered certificates,

     then your actual yield to maturity will be lower than you calculated and could, under some scenarios, be negative.

     The timing of any loss on a liquidated mortgage loan that results in a reduction of the total payments on or the principal balance or notional amount, as applicable, of your offered certificates will also affect your actual yield to maturity, even if the rate of defaults and severity of losses are consistent with your expectations. In general, the earlier your loss occurs, the greater the effect on your yield to maturity.

     Depending on the timing thereof, any reduction of the total principal balance of the class A-1, A-2, A-3, A-4, A-AB, A-5, A-J, B, C, D, E or F certificates caused by a Realized Loss with respect to the underlying mortgage loans or an Additional Trust Fund Expense may result in a reduction in the total notional amount of the class X-CP certificates.

     Even if losses on the underlying mortgage loans do not result in a reduction of the total payments on or the principal balance or notional amount, as applicable, of your offered certificates, the losses may still affect the timing of payments on, and the weighted average life and/or yield to maturity of, your offered certificates.

     In addition, if the master servicer, the trustee or the fiscal agent reimburses itself out of general collections on the mortgage pool for any advance that it has determined is not recoverable out of collections on the related mortgage loan, then that advance (together with accrued interest thereon) will be deemed, to the fullest extent permitted, to be reimbursed out of payments and other collections of principal on the underlying mortgage loans otherwise distributable on the series 2005-C2 principal balance certificates, prior to being deemed reimbursed out of payments and other collections of interest on the underlying mortgage loans otherwise distributable on the series
2005-C2 certificates. As a result, the Total Principal Payment Amount for the corresponding distribution date would be reduced, to not less than zero, by the amount of any such reimbursement. Accordingly, any such reimbursement would have the effect of reducing current payments of principal to any holders of the offered certificates otherwise entitled thereto.

     Relevant Factors. The following factors, among others, will affect the rate and timing of principal payments and defaults and the severity of losses on or with respect to the mortgage loans in the trust:

     o    prevailing interest rates;

     o    the terms of the mortgage loans, including--

          1.  provisions that require the payment of prepayment premiums and yield maintenance charges,

          2.  provisions that impose prepayment lock-out periods, and

          3.  amortization terms that require balloon payments;

     o    the demographics and relative economic vitality of the areas in which the related mortgaged real properties are located;

     o    the general supply and demand for commercial and multifamily rental space of the type available at the related mortgaged real properties in the areas in which those properties are located;

     o    the quality of management of the mortgaged real properties;

     o    the servicing of the mortgage loans;

     o    possible changes in tax laws; and

     o    other opportunities for investment.

     See "Risk Factors--Risks Related to the Underlying Mortgage Loans,"
"Description of the Mortgage Pool" and "Servicing of the Underlying Mortgage
Loans" in this prospectus supplement and "Description of the Governing
Documents" and "Yield and Maturity Considerations--Yield and Prepayment
Considerations" in the accompanying prospectus.

                                     S-190

     The rate of prepayment on the mortgage loans in the trust is likely to be affected by prevailing market interest rates for real estate loans of a comparable type, term and risk level. When the prevailing market interest rate is below the annual rate at which a mortgage loan accrues interest, the related borrower may have an increased incentive to refinance the mortgage loan.
Conversely, to the extent prevailing market interest rates exceed the annual rate at which a mortgage loan accrues interest, the related borrower may be less likely to voluntarily prepay the mortgage loan.

     Depending on prevailing market interest rates, the outlook for market interest rates and economic conditions generally, some underlying borrowers may sell their mortgaged real properties in order to realize their equity in those properties, to meet cash flow needs or to make other investments. In addition, some underlying borrowers may be motivated by federal and state tax laws, which are subject to change, to sell their mortgaged real properties prior to the exhaustion of tax depreciation benefits.

     A number of the underlying borrowers are partnerships. The bankruptcy of the general partner in a partnership may result in the dissolution of the partnership. The dissolution of a borrower partnership, the winding-up of its affairs and the distribution of its assets could result in an acceleration of its payment obligations under the related mortgage loan.

     We make no representation or warranty regarding:

     o    the particular factors that will affect the rate and timing of prepayments and defaults on the underlying mortgage loans;

     o    the relative importance of those factors;

     o    the percentage of the total principal balance of the underlying mortgage loans that will be prepaid or as to which a default will have occurred as of any particular date; or

     o    the overall rate of prepayment or default on the underlying mortgage loans.

     Unpaid Interest. If the portion of the Available P&I Funds payable with respect to interest on any class of offered certificates on any distribution date is less than the total amount of interest then payable for that class, the shortfall will be payable to the holders of those certificates on subsequent distribution dates, subject to the Available P&I Funds on those subsequent distribution dates and the priority of payments described under "Description of the Offered Certificates--Payments--Priority of Payments" in this prospectus supplement. That shortfall will not bear interest, however, and will therefore negatively affect the yield to maturity of that class of offered certificates for so long as it is outstanding.

     Delay in Payments. Because monthly payments will not be made on the offered certificates until several days after the due dates for the underlying mortgage loans during the related collection period, your effective yield will be lower than the yield that would otherwise be produced by your pass-through rate and purchase price, assuming that purchase price did not account for a delay.

YIELD SENSITIVITY

     The tables on Annex C-1 hereto show the pre-tax corporate bond equivalent yield to maturity and modified duration with respect to each class of offered certificates, as well as the weighted average life and the first and final distribution dates on which principal is to be paid with respect to each class of offered certificates with principal balances. We prepared those tables using the Modeling Assumptions. Where applicable, they also show the assumed purchase prices, which prices do not include accrued interest. Assumed purchase prices are expressed in 32nds as a percentage of the initial total principal balance or notional amount, as applicable, of each class of offered certificates. For example, 99-24 means 9924/32%.

     We calculated the yields set forth in the tables on Annex C-1 by--

     o    determining the monthly discount rates that, when applied to the assumed stream of cash flows to be paid on each class of offered certificates, would cause the discounted present value of that assumed stream of cash flows to equal the assumed purchase prices, plus accrued interest from and including the first day of the initial interest accrual period to but excluding the assumed settlement date specified as part of the Modeling Assumptions, and

     o    converting those monthly rates to semi-annual corporate bond equivalent rates.

     That calculation does not take into account variations that may occur in the interest rates at which investors may be able to reinvest funds received by them as payments on the offered certificates and, consequently, does not purport to reflect the return on any investment in the offered certificates when those reinvestment rates are considered.

     For purposes of the tables on Annex C-1, modified duration has been calculated using the modified Macaulay Duration as specified in the "PSA
Standard Formulas." The Macaulay Duration is calculated as the present value weighted average

                                     S-191

time to receive future payments of principal and interest (or, in the case of the class X-CP certificates, just payments of interest), and the PSA Standard
Formula modified duration is calculated by dividing the Macaulay Duration by the appropriate semi-annual compounding factor. The duration of a security may be calculated according to various methodologies. Accordingly, no representation is made by us or any other person that the modified duration approach used in this prospectus supplement is appropriate. Duration, like yield, will be affected by the prepayment rate of the underlying mortgage loans and extensions with respect to balloon payments that actually occur during the life of an offered certificate and by the actual performance of the underlying mortgage loans, all of which may differ, and may differ significantly, from the assumptions used in preparing the tables on Annex C-1.

     Prepayments on mortgage loans may be measured by a prepayment standard or model. The model used in this prospectus supplement is the Constant Prepayment
Rate or CPR model. The CPR model represents an assumed constant annual rate of prepayment each month, expressed as a per annum percentage of the then outstanding principal balance of the subject mortgage loan(s). The CPR model does not purport to be either an historical description of the prepayment experience of any pool of loans or a prediction of the anticipated rate of prepayment of any pool of loans. We do not make any representations about the appropriateness of the CPR model.

     The characteristics of the mortgage loans in the trust will differ in some respects from those assumed in preparing the tables on Annex C-1. Those tables are presented for illustrative purposes only. Neither the mortgage pool nor any particular underlying mortgage loan will prepay at any constant rate, and it is unlikely that the underlying mortgage loans will prepay in a manner consistent with any designated scenario for the tables on Annex C-1. In addition, there can be no assurance that--

     o    the underlying mortgage loans will prepay at any particular rate,

     o    the underlying mortgage loans will not prepay, involuntarily or otherwise, during lock-out/defeasance periods, yield maintenance periods and/or declining premium periods,

     o    the actual pre-tax yields on, or any other payment characteristics of, any class of offered certificates will correspond to any of the information shown in the tables on Annex C-1, or

     o    the total purchase prices of the offered certificates will be as assumed.

     You must make your own decision as to the appropriate assumptions, including prepayment assumptions, to be used in deciding whether to purchase the offered certificates.

WEIGHTED AVERAGE LIVES

     The weighted average life of any offered certificate with a principal balance refers to the average amount of time that will elapse from the Issue
Date until each dollar to be applied in reduction of the principal balance of that certificate is distributed to the investor. For purposes of this prospectus supplement, the weighted average life of any offered certificate with a principal balance is determined as follows:

     o    multiply the amount of each principal payment on the certificate by the number of years from the assumed settlement date to the related distribution date;

     o    sum the results; and

     o    divide the sum by the total amount of the reductions in the principal balance of the certificate.

     Accordingly, the weighted average life of any offered certificate with a principal balance will be influenced by, among other things, the rate at which principal of the underlying mortgage loans is paid or otherwise collected or advanced and the extent to which those payments, collections and/or advances of principal are in turn applied in reduction of the principal balance of that certificate.

     As described in this prospectus supplement, the Total Principal Payment
Amount for each distribution date will be payable first with respect to the class A-1, A-2, A-3, A-4, A-AB and/or A-5 certificates (allocated among those classes as described under "Description of the Offered
Certificates--Payments--Payments of Principal" and "--Payments--Priority of
Payments" in this prospectus supplement), until the total principal balances of those classes are reduced to zero, and will thereafter be distributable entirely with respect to the other classes of offered certificates with principal balances, sequentially based upon their relative seniority, in each case until the related principal balance is reduced to zero. Because of the order in which the Total Principal Payment Amount is applied, the weighted average lives of the class A-1, A-2, A-3, A-4 and A-AB

                                     S-192

certificates may be shorter, and the weighted average lives of the other classes of offered certificates with principal balances may be longer, than would otherwise be the case if the principal payment amount for each distribution date was being paid on a pro rata basis among the respective classes of series 2005-C2 certificates with principal balances.

     The tables set forth in Annex C-2 show with respect to each class of offered certificates (exclusive of the class X-CP certificates)--

     o    the weighted average life of that class, and

     o    the percentage of the initial total principal balance of that class that would be outstanding after each of the specified dates,

     based upon each of the indicated levels of CPR and the Modeling
Assumptions.

     We make no representation that--

     o    the mortgage loans in the trust will prepay in accordance with the assumptions set forth in this prospectus supplement at any of the CPRs shown or at any other particular prepayment rate,

     o    all the mortgage loans in the trust will prepay in accordance with the assumptions set forth in this prospectus supplement at the same rate,
          or

   o mortgage loans in the trust that are in a lock-out/defeasance period, a yield maintenance period or declining premium period will not prepay as a result of involuntary liquidations upon default or otherwise.

                                 USE OF PROCEEDS

     Substantially all of the proceeds from the sale of the offered certificates will be used by us to--

     o    purchase the mortgage loans that we will include in the trust, and

     o    pay expenses incurred in connection with the issuance of the series
          2005-C2 certificates.

                         FEDERAL INCOME TAX CONSEQUENCES

GENERAL

     Upon the issuance of the offered certificates, Sidley Austin Brown & Wood
LLP, our counsel, will deliver its opinion generally to the effect that, assuming compliance with the series 2005-C2 pooling and servicing agreement, and subject to any other assumptions set forth in the opinion, each of REMIC I,
REMIC II and REMIC III will qualify as a REMIC under the Internal Revenue Code.

     The assets of REMIC I will generally include--

     o    the underlying mortgage loans,

     o    any REO Properties acquired on behalf of the series 2005-C2 certificateholders,

     o    the master servicer's custodial account,

     o    the special servicer's REO account, and

     o    the trustee's collection account and interest reserve account.

     For federal income tax purposes,

     o    the separate non-certificated regular interests in REMIC I will be the regular interests in REMIC I and will be the assets of REMIC II,

     o    the class R-I certificates will evidence the sole class of residual interests in REMIC I,

     o    the separate non-certificated regular interests in REMIC II will be the regular interests in REMIC II and will be the assets of REMIC III,

     o    the class R-II certificates will evidence the sole class of residual interests in REMIC II,

     o    the class A-1, A-2, A-3, A-4, A-AB, A-5, X-CL, X-CP, A-J, B, C, D, E,
          F, G, H, J, K, L, M, N, P, Q and S certificates will evidence the regular interests in, and will generally be treated as debt obligations of, REMIC III, and

     o    the class R-III certificates will evidence the sole class of residual interests in REMIC III.

                                     S-193

     For federal income tax purposes, each of the X-CL and X-CP classes will evidence multiple regular interests in REMIC III.

DISCOUNT AND PREMIUM; PREPAYMENT CONSIDERATION

     For federal income tax reporting purposes, the class X-CP certificates will be issued with more than a de minimis amount of original issue discount;
and the other classes of offered certificates will be issued with no original issue discount and, in some cases, may be treated as having been issued at a premium.

     If you own an offered certificate issued with original issue discount, you may have to report original issue discount income and be subject to a tax on this income before you receive a corresponding cash payment.

     The IRS has issued regulations under sections 1271 to 1275 of the Internal
Revenue Code generally addressing the treatment of debt instruments issued with original issue discount. Section 1272(a)(6) of the Internal Revenue Code provides for special rules applicable to the accrual of original issue discount on, among other things, REMIC regular certificates. The Treasury Department has not issued regulations under that section. You should be aware, however, that the regulations issued under sections 1271 to 1275 of the Internal Revenue Code and section 1272(a)(6) of the Internal Revenue Code do not adequately address all issues relevant to, or are not applicable to, prepayable securities such as the offered certificates. We recommend that you consult with your own tax advisor concerning the tax treatment of your offered certificates.

     If the method for computing original issue discount described in the accompanying prospectus results in a negative amount for any period with respect to any holder of offered certificates, the amount of original issue discount allocable to such period would be zero. This is a possibility of particular relevance to a holder of a class X-CP certificate. The holder would be permitted to offset the negative amount only against future original issue discount, if any, attributable to his or her offered certificate. Although the matter is not free from doubt, a holder of a class X-CP certificate may be permitted to deduct a loss to the extent that his or her respective remaining basis in the certificate exceeds the maximum amount of future payments to which the holder is entitled, assuming no further prepayments of the underlying mortgage loans. Any loss might be treated as a capital loss.

     Some of the offered certificates may be treated for federal income tax purposes as having been issued at a premium. Whether any holder of an offered certificate will be treated as holding a certificate with amortizable bond premium will depend on the certificateholder's purchase price and the payments remaining to be made on the certificate at the time of its acquisition by the certificateholder. If you acquire an interest in any offered certificates issued at a premium, you should consider consulting your own tax advisor regarding the possibility of making an election to amortize the premium. See
"Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Regular
Certificates--Premium" in the accompanying prospectus.

     When determining the rate of accrual of market discount and premium, if any, with respect to the series 2005-C2 certificates for federal income tax purposes, the prepayment assumption used will be that following any date of determination:

     o    no mortgage loan in the trust will be prepaid prior to maturity, and

     o    there will be no extension of maturity for any mortgage loan in the trust.

     Prepayment premiums and yield maintenance charges actually collected on the underlying mortgage loans will be paid on certain classes of the offered certificates as and to the extent described under "Description of the Offered
Certificates--Payments--Payments of Prepayment Premiums and Yield Maintenance
Charges" in this prospectus supplement. It is not entirely clear under the
Internal Revenue Code when the amount of a prepayment premium or yield maintenance charge should be taxed to the holder of a class of offered certificates entitled to that amount. For federal income tax reporting purposes, the tax administrator will report prepayment premiums or yield maintenance charges as income to the holders of a class of offered certificates entitled thereto only after the master servicer's actual receipt of those amounts. The IRS may nevertheless seek to require that an assumed amount of prepayment premiums and yield maintenance charges be included in payments projected to be made on the applicable offered certificates and that the taxable income be reported based on the projected constant yield to maturity of those offered certificates. Therefore, the projected prepayment premiums and yield maintenance charges would be included prior to their actual receipt by holders of the applicable offered certificates. If the projected prepayment premiums and yield maintenance charges were not actually received, presumably the holder of an offered certificate would be allowed to claim a deduction or reduction in gross income at the time the unpaid prepayment premiums and yield maintenance charges had been projected to be received. Moreover, it appears that prepayment premiums

                                     S-194

and yield maintenance charges are to be treated as ordinary income rather than capital gain. However, the correct characterization of the income is not entirely clear. We recommend you consult your own tax advisors concerning the treatment of prepayment premiums and yield maintenance charges.

CHARACTERIZATION OF INVESTMENTS IN OFFERED CERTIFICATES

     Except to the extent noted below, the offered certificates will be "real estate assets" within the meaning of section 856(c)(5)(B) of the Internal
Revenue Code in the same proportion that the assets of the trust would be so treated. In addition, interest, including original issue discount, if any, on the offered certificates will be interest described in section 856(c)(3)(B) of the Internal Revenue Code to the extent that those certificates are treated as
"real estate assets" within the meaning of section 856(c)(5)(B) of the Internal
Revenue Code.

     Most of the mortgage loans to be included in the trust are not secured by real estate used for residential or other purposes prescribed in section
7701(a)(19)(C) of the Internal Revenue Code. Consequently, in general, it appears that the offered certificates will be treated as assets qualifying under that section to only a limited extent. Accordingly, investment in the offered certificates may not be suitable for a thrift institution seeking to be treated as a "domestic building and loan association" under section
7701(a)(19)(C) of the Internal Revenue Code. The offered certificates will be treated as "qualified mortgages" for another REMIC under section 860G(a)(3)(C)
of the Internal Revenue Code.

     To the extent an offered certificate represents ownership of an interest in a mortgage loan that is secured in part by the related borrower's interest in a bank account, that mortgage loan is not secured solely by real estate.
Therefore:

     o    a portion of that certificate may not represent ownership of "loans secured by an interest in real property" or other assets described in section 7701(a)(19)(C) of the Internal Revenue Code;

     o    a portion of that certificate may not represent ownership of "real estate assets" under section 856(c)(5)(B) of the Internal Revenue
          Code; and

     o    the interest on that certificate may not constitute "interest on obligations secured by mortgages on real property" within the meaning of section 856(c)(3)(B) of the Internal Revenue Code.

     In addition, most of the mortgage loans that we intend to include in the trust contain defeasance provisions under which the lender may release its lien on the collateral securing the mortgage loan in return for the borrower's pledge of substitute collateral in the form of Government Securities.
Generally, under the Treasury regulations, if a REMIC releases its lien on real property that secures a qualified mortgage, that mortgage ceases to be a qualified mortgage on the date the lien is released unless certain conditions are satisfied. In order for the mortgage loan to remain a qualified mortgage, the Treasury regulations require that--

     (1)  the borrower pledges substitute collateral that consist solely of
          Government Securities;

     (2)  the mortgage loan documents allow that substitution;

     (3)  the lien is released to facilitate the disposition of the property or any other customary commercial transaction, and not as part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages; and

     (4)  the release is not within two years of the startup day of the REMIC.

     Following the defeasance of a mortgage loan, regardless of whether the foregoing conditions were satisfied, that mortgage loan would not be treated as a "loan secured by an interest in real property" or a "real estate asset" and interest on that loan would not constitute "interest on obligations secured by real property" for purposes of sections 7701(a)(19)(C), 856(c)(5)(B) and
856(c)(3)(B) of the Internal Revenue Code, respectively.

     See "Description of the Mortgage Pool" in this prospectus supplement and
"Federal Income Tax Consequences--
REMICs--Characterization of Investments in REMIC Certificates" in the
accompanying prospectus.

CONSTRUCTIVE SALES OF CLASS X-CP CERTIFICATES

     Section 1259 of the Internal Revenue Code requires the recognition of gain upon the constructive sale of an appreciated financial position. A constructive sale of a financial position may occur if a taxpayer enters into a transaction or series of transactions that have the effect of substantially eliminating the taxpayer's risk of loss and opportunity for gain with respect to the financial instrument. Debt instruments that--

                                     S-195

     o    entitle the holder to a specified principal amount,

     o    pay interest at a fixed or variable rate, and

     o    are not convertible into the stock of the issuer or a related party,

     cannot be the subject of a constructive sale for this purpose.
Accordingly, only class X-CP certificates, which do not have principal balances, could be subject to this provision if a holder of those offered certificates engages in a constructive sale transaction.

PROHIBITED TRANSACTIONS TAX AND OTHER TAXES

     In the case of REO Properties directly operated by the special servicer, a tax may be imposed on any of the REMICs should the REO Properties consist primarily of hotels and income from the REO Property would be apportioned and classified as "service" or "non-service" income. The "service" portion of the income could be treated as net income from foreclosure property or net income from a prohibited transaction subject to federal tax either at the highest marginal corporate tax rate or at the 100% rate, respectively. Any tax imposed on the trust's income from an REO Property would reduce the amount available for payment to the series 2005-C2 certificateholders.

     See "--REO Properties" in this prospectus supplement and "Federal Income
Tax Consequences--REMICs-- Prohibited Transactions Tax and Other Taxes" in the
accompanying prospectus.

     For further information regarding the federal income tax consequences of investing in the offered certificates, see "Federal Income Tax
Consequences--REMICs" in the accompanying prospectus.

                              ERISA CONSIDERATIONS

     If you are--

     o    a fiduciary of a Plan, or

     o    any other person investing "plan assets" of any Plan,

you should carefully review with your legal advisors whether the purchase or holding of an offered certificate would be a "prohibited transaction" or would otherwise be impermissible under ERISA or section 4975 of the Internal Revenue
Code. See "ERISA Considerations" in the accompanying prospectus.

     If a Plan acquires a series 2005-C2 certificate, the underlying assets of the trust fund will be deemed for purposes of ERISA to be assets of the investing Plan, unless certain exceptions apply. See "ERISA
Considerations--Plan Asset Regulations" in the accompanying prospectus.
However, we cannot predict in advance, nor can there be any continuing assurance, whether those exceptions may be applicable because of the factual nature of the rules set forth in the Plan Asset Regulations. For example, one of the exceptions in the Plan Asset Regulations states that the underlying assets of an entity will not be considered "plan assets" if less than 25% of the value of each class of equity interests is held by "benefit plan investors," which include Plans, as well as employee benefit plans not subject to ERISA, such as governmental plans, but this exception will be tested immediately after each acquisition of a series 2005-C2 certificate, whether upon initial issuance or in the secondary market. Because there are no relevant restrictions on the purchase and transfer of the series 2005-C2 certificates by
Plans, it cannot be assured that benefit plan investors will own less than 25%
of each class of the series 2005-C2 certificates.

     If one of the exceptions in the Plan Asset Regulations applies, the prohibited transaction provisions of ERISA and the Internal Revenue Code will not apply to transactions involving the trust's underlying assets. However, if the trust or any of the Exemption-Favored Parties is a Party in Interest with respect to the Plan, the acquisition or holding of offered certificates by that
Plan could result in a prohibited transaction, unless the Underwriter
Exemption, as discussed below, or some other exemption is available.

     The U.S. Department of Labor issued an individual prohibited transaction exemption to a predecessor of Lehman Brothers Inc., which exemption is identified as Prohibited Transaction Exemption 91-14, as amended by Prohibited
Transaction Exemptions 2000-58 and 2002-41. Subject to the satisfaction of conditions set forth in the Underwriter Exemption, it generally exempts from the application of the prohibited transaction provisions of sections 406(a) and
(b) and 407(a) of ERISA, and the excise taxes imposed on these prohibited transactions under sections 4975(a) and (b) of the Internal Revenue Code, specified transactions relating to, among other things--

                                     S-196

     o    the servicing and operation of pools of real estate loans, such as the mortgage pool, and

     o    the purchase, sale and holding of mortgage pass-through certificates, such as the offered certificates, that are underwritten by an
          Exemption-Favored Party.

     The Underwriter Exemption sets forth five general conditions which must be satisfied for a transaction involving the purchase, sale and holding of an offered certificate to be eligible for exemptive relief under the exemption.
The conditions are as follows:

     o    first, the acquisition of the certificate by a Plan must be on terms that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party;

     o    second, at the time of its acquisition by the Plan, the certificate must be rated in one of the four highest generic rating categories by
          S&P, Moody's or Fitch;

     o    third, the trustee cannot be an affiliate of any other member of the
          Restricted Group (other than an underwriter);

     o    fourth, the following must be true--

          1.  the sum of all payments made to and retained by Exemption-Favored
              Parties must represent not more than reasonable compensation for underwriting the relevant class of certificates,

          2.  the sum of all payments made to and retained by us in connection with the assignment of mortgage loans to the trust must represent not more than the fair market value of the obligations, and

          3.  the sum of all payments made to and retained by the master servicer, the special servicer and any sub-servicer must
              represent not more than reasonable compensation for that person's services under the series 2005-C2 pooling and servicing agreement and reimbursement of that person's reasonable expenses in
              connection therewith; and

     o    fifth, the investing Plan must be an accredited investor as defined in
          Rule 501(a)(1) of Regulation D under the Securities Act of 1933, as amended.

     It is a condition of their issuance that the each class of offered certificates receive an investment grade rating from each of Moody's and Fitch.
In addition, the initial trustee is not an affiliate of any other member of the
Restricted Group. Accordingly, as of the Issue Date, the second and third general conditions set forth above will be satisfied with respect to the offered certificates. A fiduciary of a Plan contemplating the purchase of an offered certificate in the secondary market must make its own determination that, at the time of the purchase, the certificate continues to satisfy the second and third general conditions set forth above. A fiduciary of a Plan contemplating the purchase of an offered certificate, whether in the initial issuance of the certificate or in the secondary market, must make its own determination that the first and fourth general conditions set forth above will be satisfied with respect to the certificate as of the date of the purchase. A
Plan's authorizing fiduciary will be deemed to make a representation regarding satisfaction of the fifth general condition set forth above in connection with the purchase of an offered certificate.

     The Underwriter Exemption also requires that the trust meet the following requirements:

     o    the trust assets must consist solely of assets of the type that have been included in other investment pools;

     o    certificates evidencing interests in those other investment pools must have been rated in one of the four highest generic categories of S&P,
          Moody's or Fitch for at least one year prior to the Plan's acquisition of an offered certificate; and

     o    certificates evidencing interests in those other investment pools must have been purchased by investors other than Plans for at least one year prior to any Plan's acquisition of an offered certificate.

     We believe that these requirements have been satisfied as of the date of this prospectus supplement.

     If the general conditions of the Underwriter Exemption are satisfied, it may provide an exemption from the restrictions imposed by sections 406(a) and
407(a) of ERISA, as well as the excise taxes imposed by sections 4975(a) and
(b) of the Internal Revenue Code by reason of sections 4975(c)(1)(A) through
(D) of the Internal Revenue Code, in connection with--

     o    the direct or indirect sale, exchange or transfer of an offered certificate acquired by a Plan upon initial issuance from us or an
          Exemption-Favored Party when we are, or a mortgage loan seller, the trustee, the master servicer, the special servicer or any
          sub-servicer, provider of credit support, Exemption-Favored Party or mortgagor is, a Party in Interest with respect to the investing Plan,

                                     S-197

     o    the direct or indirect acquisition or disposition in the secondary market of an offered certificate by a Plan, and

     o    the continued holding of an offered certificate by a Plan.

     However, no exemption is provided from the restrictions of sections
406(a)(1)(E), 406(a)(2) and 407 of ERISA for the acquisition or holding of an offered certificate on behalf of a Plan sponsored by any member of the
Restricted Group, if such acquisition or holding is by any person who has discretionary authority or renders investment advice with respect to the assets of that Plan.

     Moreover, if the general conditions of the Underwriter Exemption, as well as other conditions set forth in the Underwriter Exemption, are satisfied, it may also provide an exemption from the restrictions imposed by sections
406(b)(1) and (b)(2) of ERISA and the taxes imposed by section 4975(c)(1)(E) of the Internal Revenue Code in connection with:

     o    the direct or indirect sale, exchange or transfer of offered certificates in the initial issuance of those certificates between us or an Exemption-Favored Party and a Plan when the person who has discretionary authority or renders investment advice with respect to the investment of the assets of the Plan in those certificates is a borrower, or an affiliate of a borrower, with respect to 5.0% or less of the fair market value of the underlying mortgage loans;

     o    the direct or indirect acquisition or disposition in the secondary market of offered certificates by a Plan; and

     o    the continued holding of offered certificates by a Plan.

     Further, if the general conditions of the Underwriter Exemption, as well as other conditions set forth in the Underwriter Exemption are satisfied, it may provide an exemption from the restrictions imposed by sections 406(a),
406(b) and 407(a) of ERISA, and the taxes imposed by sections 4975(a) and (b)
of the Internal Revenue Code by reason of section 4975(c) of the Internal
Revenue Code, for transactions in connection with the servicing, management and operation of the trust assets.

     Lastly, if the general conditions of the Underwriter Exemption are satisfied, it may also provide an exemption from the restrictions imposed by sections 406(a) and 407(a) of ERISA, and the taxes imposed by sections 4975(a)
and (b) of the Internal Revenue Code, by reason of sections 4975(c)(1)(A)
through (D) of the Internal Revenue Code, if the restrictions are deemed to otherwise apply merely because a person is deemed to be a Party in Interest with respect to an investing plan by virtue of--

     o    providing services to the Plan, or

     o    having a specified relationship to this person,

solely as a result of the Plan's ownership of offered certificates.

     Before purchasing an offered certificate, a fiduciary of a Plan should itself confirm that the general and other conditions set forth in the
Underwriter Exemption, and the other requirements set forth in the Underwriter
Exemption, would be satisfied at the time of the purchase.

     A governmental plan as defined in section 3(32) of ERISA is not subject to
ERISA or section 4975 of the Internal Revenue Code. However, a governmental plan may be subject to a federal, state or local law which is, to a material extent, similar to the foregoing provisions of ERISA or the Internal Revenue
Code. A fiduciary of a governmental plan should make its own determination as to the need for and the availability of any exemptive relief under any similar law.

     Any fiduciary of a Plan considering whether to purchase an offered certificate on behalf of that Plan should consult with its counsel regarding the applicability of the fiduciary responsibility and prohibited transaction provisions of ERISA and the Internal Revenue Code to the investment.

     The sale of offered certificates to a Plan is in no way a representation or warranty by us or any of the underwriters that--

     o    the investment meets all relevant legal requirements with respect to investments by Plans generally or by any particular Plan, or

     o    the investment is appropriate for Plans generally or for any particular Plan.

                                LEGAL INVESTMENT

     Upon initial issuance, the class A-1, A-2, A-3, A-4, A-AB, A-5, X-CP, A-J,
B, C and D certificates will, and the class E certificates will not, be mortgage related securities for purposes of SMMEA. However, neither we nor any of the underwriters makes any representation as to the proper characterization of the offered certificates for legal investment, financial institution

                                     S-198

regulatory or other purposes, or as to the ability of particular investors to purchase the offered certificates under applicable legal investment or other restrictions. All investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the offered certificates--

     o    are legal investments for them, or

     o    are subject to investment, capital or other restrictions.

     See "Legal Investment" in the accompanying prospectus.

                             METHOD OF DISTRIBUTION

     Subject to the terms and conditions of an underwriting agreement between us and the underwriters, the underwriters have agreed, severally and not jointly, to purchase from us, and we have agreed to sell to them, their respective allotments, in each case if any, of the offered certificates as set forth on the table below. As set forth in the table below, not every underwriter is obligated to acquire offered certificates. Proceeds to us from the sale of the offered certificates, before deducting expenses payable by us, will be approximately $1,839,662,984, plus accrued interest on all the offered certificates from April 11, 2005. It is expected that delivery of the offered certificates will be made to the underwriters in book-entry form through the same day funds settlement system of DTC on or about April 20, 2005, against payment for them in immediately available funds.

                                  CLASS A-1      CLASS A-2       CLASS A-3      CLASS A-4      CLASS A-AB      CLASS A-5
UNDERWRITER                    -------------- --------------- -------------- --------------- -------------- ---------------

Lehman Brothers Inc ..........  $70,000,000    $551,000,000    $81,000,000    $304,700,000    $76,000,000    $470,704,000
UBS Securities LLC ...........            0               0              0               0              0               0
                                -----------    ------------    -----------    ------------    -----------    ------------
Total ........................  $70,000,000    $551,000,000    $81,000,000    $304,700,000    $76,000,000    $470,704,000
                                ===========    ============    ===========    ============    ===========    ============

                                   CLASS A-J        CLASS B        CLASS C        CLASS D        CLASS E        CLASS X-CP
UNDERWRITER                     --------------- -------------- -------------- -------------- -------------- -----------------

Lehman Brothers Inc. ..........  $121,684,000    $13,941,000    $29,204,000    $38,939,000    $41,372,000    $1,767,673,000
UBS Securities LLC ............             0              0              0              0              0                 0
                                 ------------    -----------    -----------    -----------    -----------    --------------
Total .........................  $121,684,000    $13,941,000    $29,204,000    $38,939,000    $41,372,000    $1,767,673,000
                                 ============    ===========    ===========    ===========    ===========    ==============

     The underwriting agreement provides that the obligations of the underwriters to pay for and accept delivery of the offered certificates is subject to, among other things:

     o    the receipt of various legal opinions; and

     o    the satisfaction of various conditions, including that--

          1.  no stop order suspending the effectiveness of our registration statement is in effect, and

          2.  no proceedings for the purpose of obtaining a stop order are pending before or threatened by the SEC.

     The underwriters currently intend to sell the offered certificates from time to time in one or more negotiated transactions or otherwise at varying prices to be determined at the time of sale. The underwriters may accomplish these transactions by selling the offered certificates to or through dealers, and the dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the underwriters. The underwriters may be deemed to have received compensation from us, in connection with the sale of the offered certificates, in the form of underwriting compensation. The underwriters and any dealers that participate with the underwriters in the distribution of the offered certificates may be deemed to be statutory underwriters and any profit on the resale of the offered certificates positioned by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended.

     The underwriting agreement provides that we will indemnify the underwriters, and that under limited circumstances the underwriters will indemnify us, against various civil liabilities under the Securities Act of
1933, as amended, relating to the disclosure in this prospectus supplement, the accompanying prospectus or our registration statement.

     We have also been advised by the underwriters that they presently intend to make a market in the offered certificates. The underwriters have no obligation to do so, however, and any market making may be discontinued at any time. There can be no assurance that an active public market for the offered certificates will develop. See "Risk Factors--Lack of Liquidity Will Impair
Your Ability to Sell Your Offered Certificates and May Have an Adverse Effect
on the Market Value of Your Offered Certificates" in the accompanying prospectus.

                                     S-199

     With respect to this offering--

     o    Lehman Brothers Inc., one of our affiliates, is acting as co-lead manager and sole bookrunner, and

     o    UBS Securities LLC is acting as co-lead manager.

                                  LEGAL MATTERS

     Particular legal matters relating to the offered certificates will be passed upon for us by Sidley Austin Brown & Wood LLP, New York, New York, and
for the underwriters by Sidley Austin Brown & Wood LLP, New York, New York, and
Cadwalader, Wickersham & Taft LLP, New York, New York.

                                     RATINGS

     It is a condition to their issuance that the respective classes of offered certificates be rated as follows:

                 CLASS         MOODY'S          FITCH
               --------       ---------         ------
                 X-CP            Aaa             AAA
                  A-1            Aaa             AAA
                  A-2            Aaa             AAA
                  A-3            Aaa             AAA
                  A-4            Aaa             AAA
                 A-AB            Aaa             AAA
                  A-5            Aaa             AAA
                  A-J            Aaa             AAA
                   B             Aa1             AA+
                   C             Aa2             AA
                   D             Aa3             AA-
                   E              A2              A

     The ratings on the offered certificates address the likelihood of the timely receipt by the holders of all payments of interest to which they are entitled on each distribution date and, except in the case of the class X-CP certificates, the ultimate receipt by the holders of all payments of principal to which those holders are entitled on or before the related rated final distribution date. The ratings take into consideration the credit quality of the mortgage pool, structural and legal aspects associated with the offered certificates, and the extent to which the payment stream from the mortgage pool is adequate to make payments of interest and principal required under the offered certificates.

     The ratings on the respective classes of offered certificates do not represent any assessment of--

     o    the tax attributes of the offered certificates or of the trust,

     o    whether or to what extent prepayments of principal may be received on the underlying mortgage loans,

     o    the likelihood or frequency of prepayments of principal on the underlying mortgage loans,

     o    the degree to which the amount or frequency of prepayments of principal on the underlying mortgage loans might differ from those originally anticipated,

     o    whether or to what extent the interest payable on any class of offered certificates may be reduced in connection with Net Aggregate
          Prepayment Interest Shortfalls,

     o    whether and to what extent prepayment premiums, yield maintenance charges or Default Interest will be received, and

     o    the yield to maturity that investors may experience.

     Also, a security rating does not represent any assessment of the possibility that the holders of the class X-CP certificates might not fully recover their investment in the event of rapid prepayments and/or other early liquidations of the underlying mortgage loans.

     In general, ratings address credit risk and not prepayment risk. As described in this prospectus supplement, the amounts payable with respect to the class X-CP certificates consist primarily of interest. Even if the entire mortgage pool were to

                                     S-200

prepay in the initial month, with the result that the holders of the class X-CP certificates receive only a single month's interest payment and, accordingly, suffer a nearly complete loss of their investment, all amounts due to those certificateholders will nevertheless have been paid. This result would be consistent with the ratings received on the class X-CP certificates. The ratings of the class X-CP certificates do not address the timing or magnitude of reduction of the notional amounts of those certificates, but only the obligation to pay interest timely on those notional amounts as so reduced from time to time.

     There can be no assurance as to whether any rating agency not requested to rate the offered certificates will nonetheless issue a rating to any class of offered certificates and, if so, what the rating would be. A rating assigned to any class of offered certificates by a rating agency that has not been requested by us to do so may be lower than the rating assigned thereto by
Moody's or Fitch.

     The ratings on the offered certificates should be evaluated independently from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating. See
"Rating" in the accompanying prospectus.

                                     S-201

                                    GLOSSARY

     The following capitalized terms will have the respective meanings assigned to them in this "Glossary" section whenever they are used in this prospectus supplement, including in Annexes A-1, A-2, A-3, A-4 and B to this prospectus supplement.

     "30/360 BASIS" means the accrual of interest based on a 360-day year consisting of twelve 30-day months.

     "909 THIRD AVENUE BORROWER" means the borrower under the 909 Third Avenue
Mortgage Loan, as identified under "Description of the Mortgage
Pool--Significant Underlying Mortgage Loans--The 909 Third Avenue Mortgage
Loan--The Borrower and Sponsor" in this prospectus supplement.

     "909 THIRD AVENUE CASH MANAGEMENT EVENT" has the meaning assigned to that term under "Description of the Mortgage Pool--Significant Underlying Mortgage
Loans--The 909 Third Avenue Mortgage Loan--Lockbox" in this prospectus supplement.

     "909 THIRD AVENUE GROUND LEASE" has the meaning assigned to that term under "Description of the Mortgage Pool--Significant Underlying Mortgage
Loans--The 909 Third Avenue Mortgage Loan--Ground Lease" in this prospectus supplement.

     "909 THIRD AVENUE MORTGAGE LOAN" means the underlying mortgage loan
(intended to be included in the trust fund) that is secured by the 909 Third
Avenue Mortgaged Property, which underlying mortgage loan has a cut-off date principal balance of $225,000,000.

     "909 THIRD AVENUE MORTGAGED PROPERTY" means the mortgaged real property identified on Annex A-1 to this prospectus supplement as 909 Third Avenue.

     "ACTUAL/360 BASIS" means the accrual of interest based on the actual number of days elapsed during each one-month accrual period in a year assumed to consist of 360 days.

     "ADDITIONAL TRUST FUND EXPENSE" means an expense of the trust that--

     o    arises out of a default on a mortgage loan or an otherwise unanticipated event,

     o    is not required to be paid by any party to the series 2005-C2 pooling and servicing agreement,

     o    is not included in the calculation of a Realized Loss in respect of any particular underlying mortgage loan,

     o    is not covered by a servicing advance or a corresponding collection from the related borrower and is not offset by late payment charges and/or Default Interest on the related mortgage loan or by amounts otherwise payable to the holder of any related Non-Trust Loan, and

     o    causes a shortfall in the payments of interest or principal on any class of series 2005-C2 certificates.

     We provide some examples of Additional Trust Fund Expenses under
"Description of the Offered Certificates--
Reductions of Certificate Principal Balances in Connection with Realized Losses and Additional Trust Fund Expenses" in this prospectus supplement.

     "ADMINISTRATIVE COST RATE" means, with respect to each mortgage loan in the trust, the sum of--

     o    the per annum rate at which the related master servicing fee
          (including any related primary servicing fee payable by the master servicer to any related sub-servicer who has entered into a sub-servicing agreement with the master servicer) is calculated under the series 2005-C2 pooling and servicing agreement, and

     o    the per annum rate at which the monthly trustee fee is calculated under the series 2005-C2 pooling and servicing agreement.

     "ADR" means average daily rate.

     "APPRAISAL REDUCTION AMOUNT" means, for any mortgage loan in the trust as to which an Appraisal Trigger Event has occurred, an amount that will equal the excess, if any, of "x" over "y" where--

     o    "x" is equal to the sum of:

          1.   the Stated Principal Balance of the mortgage loan;

                                     S-202

          2.   to the extent not previously advanced by or on behalf of the master servicer, the trustee or the fiscal agent, all unpaid interest, other than any Default Interest, accrued on the
               mortgage loan through the most recent due date prior to the date of determination;

          3.   all accrued but unpaid special servicing fees, liquidation fees and workout fees with respect to the mortgage loan;

          4.   all related unreimbursed advances made by or on behalf of the master servicer, the special servicer, the trustee or the fiscal agent with respect to the mortgage loan, together with interest on those advances as permitted under the series 2005-C2 pooling and servicing agreement;

          5.   any other unpaid items that could become Additional Trust Fund
               Expenses in respect of the mortgage loan; and

          6.   all currently due and unpaid real estate taxes and assessments, insurance premiums and, if applicable, ground rents, and any unfunded improvement and other applicable reserves, with respect to the related mortgaged real property, net of any escrow
               reserves held by the master servicer or the special servicer that cover any such item; and

     o    "y" is equal to the sum of:

          1.   the excess, if any, of--

               (a) 90% of the resulting appraised or estimated value of the related mortgaged real property or REO Property (which value may be subject to reduction by the special servicer, acting in accordance with the Servicing Standard, based on its
                   review of the related appraisal and other relevant
                   information), over

               (b) the amount of any obligations secured by liens on the
                   property that are prior to the lien of the mortgage loan;

          2.   the amount of escrow payments and reserve funds held by the master servicer with respect to the mortgage loan that--

               (a) are not required to be applied to pay real estate taxes and assessments, insurance premiums or ground rents,

               (b) are not otherwise scheduled to be applied (except to pay debt service on the mortgage loan) within the 12-month
                   period following the date of determination, and

               (c) may be used to reduce the principal balance of the mortgage loan; and

          3.   the amount of any letter of credit that constitutes additional security for the mortgage loan that may be drawn upon for
               purposes of paying down the principal balance of the mortgage loan.

     If, however, with respect to any mortgage loan in the trust--

     o    an Appraisal Trigger Event occurs,

     o    no appraisal or other valuation estimate, as described under
          "Servicing of the Underlying Mortgage Loans--Required Appraisals," is
          obtained or performed within 60 days after the occurrence of that
          Appraisal Trigger Event, and

     o    either--

          1.   no comparable appraisal or other valuation, or update of a comparable appraisal or other valuation, had been obtained or performed during the 12-month period prior to that Appraisal
               Trigger Event, or

          2.   there has been a material change in the circumstances surrounding the related mortgaged real property subsequent to any earlier appraisal or other valuation, or any earlier update of an
               appraisal or other valuation, that would, in the special
               servicer's judgment, materially affect the value of the property,

then until the required appraisal or other valuation is obtained or performed, the Appraisal Reduction Amount for the subject mortgage loan will equal 25% of the Stated Principal Balance of that mortgage loan. After receipt of the required appraisal or other valuation, the special servicer will determine the
Appraisal Reduction Amount, if any, for the subject mortgage loan as described in the first sentence of this definition. For purposes of this definition, each mortgage loan that is part of a group of cross-collateralized mortgage loans will be treated separately for purposes of calculating any Appraisal Reduction
Amount.

                                     S-203

     Each Appraisal Reduction Amount shall be reduced to zero as of the date the related mortgage loan becomes a corrected mortgage loan, it has remained current for at least three consecutive monthly payments and no other Appraisal
Trigger Event has occurred during the preceding three-month period; and no
Appraisal Reduction Amount shall exist as to any mortgage loan after it has been paid in full, liquidated, repurchased or otherwise disposed of.

     Notwithstanding the foregoing, each Loan Combination will be treated as a single underlying mortgage loan for purposes of calculating an Appraisal
Reduction Amount; and, in the case of the Macquarie DDR Portfolio II Loan
Combination, that calculation may take into account interest on delinquency advances made with respect to the Macquarie DDR Portfolio II Pari Passu
Non-Trust Loan in connection with any securitization thereof. Any Appraisal
Reduction Amount with respect to the Macquarie DDR Portfolio II Loan
Combination will be allocated, on a pro rata basis by balance, between the
Macquarie DDR Portfolio II Mortgage Loan and the Macquarie DDR Portfolio II
Pari Passu Non-Trust Loan. Any Appraisal Reduction Amount with respect to any other Loan Combination will be allocated: first, to the related Non-Trust
Loan(s) in that Loan Combination, up to the outstanding principal balance thereof, together with all accrued and unpaid interest (other than Default
Interest) thereon; and then, to the underlying mortgage loan in that Loan
Combination.

     "APPRAISAL TRIGGER EVENT" means, with respect to any mortgage loan in the trust or otherwise serviced under the series 2005-C2 pooling and servicing agreement, any of the following events:

     o    the mortgage loan has been modified by the special servicer in a manner that--

          1.   affects that amount or timing of any payment of principal or interest due on it, other than, or in addition to, bringing monthly debt service payments current with respect to the
               mortgage loan,

          2.   except as expressly contemplated by the related loan documents, results in a release of the lien of the related mortgage
               instrument on any material portion of the related mortgaged real property without a corresponding principal prepayment in an amount, or the delivery by the related borrower of substitute real property collateral with a fair market value, that is not less than the fair market value of the property to be released,
               or

          3.   in the judgment of the special servicer, otherwise materially impairs the security for the mortgage loan or materially reduces the likelihood of timely payment of amounts due on the mortgage loan;

     o    the mortgage loan is delinquent--

          1.   except in the case of a balloon payment, for 60 days beyond the date the subject payment was due, or

          2.   solely in the case of a balloon payment, if any, for one business day after the subject balloon payment was due or, in certain circumstances involving the delivery of a refinancing commitment, for 30 days beyond the date on which that balloon payment was due
               (or for such shorter period ending on the date on which it is determined that the refinancing could not reasonably be expected to occur);

     o    a receiver or similar official is appointed and continues for 60 days in that capacity in respect of the mortgaged real property securing the mortgage loan;

     o    the related borrower becomes the subject of (1) voluntary bankruptcy, insolvency or similar proceedings, or (2) involuntary bankruptcy, insolvency or similar proceedings that remain undismissed for 60 days;

     o    the mortgaged real property securing the mortgage loan becomes an REO
          Property; or

     o    the mortgage loan remains outstanding five years after any extension of its maturity.

     "AVAILABLE P&I FUNDS" means the total amount available to make payments of interest and principal on the series 2005-C2 certificates on each distribution date. The Available P&I Funds are more particularly described under
"Description of the Offered Certificates--Collection Account--Withdrawals" in
this prospectus supplement.

     "BALLOON BALANCE" has the same meaning as "Maturity Balance."

     "BALLOON LOAN" means any mortgage loan in the trust fund that by its original terms or by virtue of any modification entered into as of the issue date for the series 2005-C2 certificates provides for an amortization schedule extending beyond its stated maturity date and as to which, in accordance with such terms, the scheduled payment due on its stated maturity date is significantly larger than the scheduled payment due on the due date next preceding its stated maturity date.

     "BAY COLONY CASH MANAGEMENT BANK" has the meaning assigned to that term under "Description of the Mortgage Pool--Significant Underlying Mortgage
Loans--The Bay Colony Corporate Center Mortgage Loan--Lockbox" in this prospectus supplement.

                                     S-204

     "BAY COLONY CORPORATE CENTER BORROWER" means the borrower under the Bay
Colony Corporate Center Mortgage Loan, as identified under "Description of the
Mortgage Pool--Significant Underlying Mortgage Loans--The Bay Colony Corporate
Center Mortgage Loan--The Borrower and Sponsor" in this prospectus supplement.

     "BAY COLONY CORPORATE CENTER CO-LENDER AGREEMENT" means that certain
Co-Lender Agreement dated as of a date in April 2005, between the initial holder of the promissory note for the Bay Colony Corporate Center Mortgage Loan and the initial Bay Colony Corporate Center Non-Trust Loan Noteholders.

     "BAY COLONY CORPORATE CENTER LOAN COMBINATION" means, collectively, the
Bay Colony Corporate Center Mortgage Loan and the Bay Colony Corporate Center
Non-Trust Loans.

     "BAY COLONY CORPORATE CENTER MORTGAGE LOAN" means the underlying mortgage loan (intended to be included in the trust fund) that is, together with the Bay
Colony Corporate Center Non-Trust Loans, secured by the Bay Colony Corporate
Center Mortgaged Property, which underlying mortgage loan has a cut-off date principal balance of $145,000,000.

     "BAY COLONY CORPORATE CENTER MORTGAGED PROPERTY" means, collectively, the portfolio of mortgaged real properties identified on Annex A-1 to this prospectus supplement as Bay Colony Corporate Center.

     "BAY COLONY CORPORATE CENTER NON-TRUST LOAN" means the Bay Colony
Corporate Center Note B1 Non-Trust Loan or the Bay Colony Corporate Center Note
B2 Non-Trust Loan, as applicable.

     "BAY COLONY CORPORATE CENTER NON-TRUST LOAN NOTEHOLDER" means the holder of the promissory note evidencing a Bay Colony Corporate Center Non-Trust Loan.

     "BAY COLONY CORPORATE CENTER NOTE B1 NON-TRUST LOAN" means the mortgage loan that: (a) is evidenced by a promissory note designated as Note B1; (b) is, together with the Bay Colony Corporate Center Mortgage Loan and the Bay Colony
Corporate Center Note B2 Non-Trust Loan, secured by the Bay Colony Corporate
Center Mortgaged Property; (c) has an unpaid principal balance, as of the cut-off date, of approximately $27,500,000; and (d) will not be included in the trust fund.

     "BAY COLONY CORPORATE CENTER NOTE B2 NON-TRUST LOAN" means the mortgage loan that: (a) is evidenced by a promissory note designated as Note B2; (b) is, together with the Bay Colony Corporate Center Mortgage Loan and the Bay Colony
Corporate Center Note B1 Non-Trust Loan, secured by the Bay Colony Corporate
Center Mortgaged Property; (c) has an unpaid principal balance, as of the cut-off date, of approximately $27,500,000; and (d) will not be included in the trust fund.

     "BAY COLONY CORPORATE CENTER RELEASE AMOUNT" has the meaning assigned to that term under "Description of the Mortgage Pool--Significant Underlying
Mortgage Loans--The Bay Colony Corporate Center Mortgage Loan--Partial Release"
in this prospectus supplement.

     "BAY COLONY CORPORATE CENTER RELEASE PERCENTAGE" has the meaning assigned to that term under "Description of the Mortgage Pool--Significant Underlying
Mortgage Loans--The Bay Colony Corporate Center Mortgage Loan--Partial Release"
in this prospectus supplement.

     "BAY COLONY CORPORATE CENTER RELEASE PROPERTY" has the meaning assigned to that term under "Description of the Mortgage Pool--Significant Underlying
Mortgage Loans--The Bay Colony Corporate Center Mortgage Loan--Partial Release"
in this prospectus supplement.

     "BAY COLONY LOCKBOX BANK" has the meaning assigned to that term under
"Description of the Mortgage Pool--
Significant Underlying Mortgage Loans--The Bay Colony Corporate Center Mortgage
Loan--Lockbox" in this prospectus supplement.

     "BEACON CAPITAL III" has the meaning assigned to that term under
"Description of the Mortgage Pool--Significant Underlying Mortgage Loans--The
Bay Colony Corporate Center Mortgage Loan--The Borrower and Sponsor" in this prospectus supplement.

     "BOULEVARD SHOPS CO-LENDER AGREEMENT" means that certain Co-Lender
Agreement dated as of a date in April 2005, between the initial holder of the promissory note for the Boulevard Shops Mortgage Loan and the initial Boulevard
Shops Non-Trust Loan Noteholder.

     "BOULEVARD SHOPS LOAN COMBINATION" means, collectively, the Boulevard
Shops Mortgage Loan and the Boulevard Shops Non-Trust Loan.

                                     S-205

     "BOULEVARD SHOPS MORTGAGE LOAN" means the underlying mortgage loan
(intended to be included in the trust fund) that is, together with the
Boulevard Shops Non-Trust Loan, secured by the Boulevard Shops Mortgaged
Property, which underlying mortgage loan has a cut-off date principal balance of $11,000,000.

     "BOULEVARD SHOPS MORTGAGED PROPERTY" means the mortgaged real property identified on Annex A-1 to this prospectus supplement as Boulevard Shops.

     "BOULEVARD SHOPS NON-TRUST LOAN" means the mortgage loan that: (a) is, together with the Boulevard Shops Mortgage Loan, secured by the Boulevard Shops
Mortgaged Property; (b) has an original principal balance of approximately
$500,000; and (c) will not be included in the trust fund.

     "BOULEVARD SHOPS NON-TRUST LOAN NOTEHOLDER" means the holder of the promissory note evidencing the Boulevard Shops Non-Trust Loan.

     "CAPITAL IMP. RESERVE" means, with respect to any mortgage loan in the trust, funded reserves escrowed for repairs, replacements and corrections of issues outlined in the engineering reports.

     "CBE" means corporate bond equivalent.

     "CERCLA" means the Federal Comprehensive Environmental, Response,
Compensation and Liability Act of 1980, as amended.

     "CIVICA OFFICE COMMONS BORROWER" means the borrower under the Civica
Office Commons Mortgage Loan, as identified under "Description of the Mortgage
Pool--Significant Underlying Mortgage Loans--The Civica Office Commons Mortgage
Loan--The Borrower and Sponsor" in this prospectus supplement.

     "CIVICA OFFICE COMMONS MORTGAGE LOAN" means the underlying mortgage loan
(intended to be included in the trust fund) that is secured by the Civica
Office Commons Mortgaged Property, which underlying mortgage loan has a cut-off date principal balance of $113,500,000.

     "CIVICA OFFICE COMMONS MORTGAGED PROPERTY" means the mortgaged real property identified on Annex A-1 to this prospectus supplement as Civica Office
Commons.

     "CIVICA OFFICE COMMONS TERRORISM INSURANCE CAP" has the meaning assigned to that term under "Description of the Mortgage Pool--Significant Underlying
Mortgage Loans--The Civica Office Commons Mortgage Loan--Terrorism Coverage" in
this prospectus supplement.

     "CLASS A-AB PLANNED PRINCIPAL BALANCE" has the meaning assigned to that term under "Description of the Certificates--Payments--Payments of Principal"
in this prospectus supplement.

     "CLASS A SENIOR PRINCIPAL PAYMENT CROSS-OVER DATE" means the first distribution date as of the commencement of business on which--

     o    the class A-1, A-2, A-3, A-4, A-AB and A-5 certificates, or any two or more of those classes, remain outstanding, and

     o    the total principal balance of the class A-J, B, C, D, E, F, G, H, J,
          K, L, M, N, P, Q and S certificates have previously been reduced to zero as described under "Description of the Offered
          Certificates--Reductions of Certificate Principal Balances in
          Connection with Realized Losses and Additional Trust Fund Expenses" in this prospectus supplement.

     "CLEARSTREAM" means Clearstream Banking Luxembourg.

     "CO-LENDER AGREEMENT" means the Macquarie DDR Portfolio II Co-Lender
Agreement, the Bay Colony Corporate Center Co-Lender Agreement, the Boulevard
Shops Co-Lender Agreement, the Smoky Hill Co-Lender Agreement or the Dayton
Mall Shoppes Co-Lender Agreement, as applicable.

     "CONDEMNATION PROCEEDS" means all proceeds and other amounts received in connection with the condemnation or the taking by right of eminent domain of a mortgaged real property or an REO Property, other than any such proceeds applied to the restoration of the property or otherwise released to the related borrower or another appropriate person.

     "CPI" means consumer price index.

     "CPR" means an assumed constant prepayment rate each month, which is expressed on a per annum basis, relative to the then outstanding principal balance of a pool of mortgage loans for the life of those loans. The CPR model is the prepayment model that we use in this prospectus supplement.

                                     S-206

     "CUT-OFF DATE LOAN-TO-VALUE RATIO," "CUT-OFF DATE LTV RATIO" and "CUT-OFF
      DATE LTV" each means:

     o    with respect to any mortgage loan in the trust (other than the
          Macquarie DDR Portfolio II Mortgage Loan), the ratio, expressed as a percentage, of--

          1.   the cut-off date principal balance of the subject underlying mortgage loan, as shown on Annex A-1 to this prospectus
               supplement, to

          2.   the appraised value of the related mortgaged real property or properties, as shown on Annex A-1 to this prospectus supplement
               (but without regard to any mortgaged real property or properties that are collateral for the subject underlying mortgage loan solely by reason of cross-collateralization with another mortgage loan); and

     o    with respect to the Macquarie DDR Portfolio II Mortgage Loan, the ratio, expressed as a percentage, of--

          1.   the cut-off date principal balance of the Macquarie DDR Portfolio
               II Mortgage Loan, as shown on Annex A-1 to this prospectus supplement, together with the aggregate cut-off date principal balance of the Macquarie DDR Portfolio II Pari Passu Non-Trust
               Loan, to

          2.   the appraised value of the Macquarie DDR Portfolio II Mortgaged
               Properties, as shown on Annex A-1 to this prospectus supplement.

     "D(X)" means, with respect to any mortgage loan in the trust, a period of
x months during which voluntary prepayments of principal are prohibited, but the related borrower is permitted to defease that mortgage loan in order to obtain a release of one or more of the related mortgaged real properties.

     "DAYTON MALL SHOPPES CO-LENDER AGREEMENT" means that certain Co-Lender
Agreement dated as of a date in April 2005, between the initial holder of the promissory note for the Dayton Mall Shoppes Mortgage Loan and the initial
Dayton Mall Shoppes Non-Trust Loan Noteholder.

     "DAYTON MALL SHOPPES LOAN COMBINATION" means, collectively, the Dayton
Mall Shoppes Mortgage Loan and the Dayton Mall Shoppes Non-Trust Loan.

     "DAYTON MALL SHOPPES MORTGAGE LOAN" means the underlying mortgage loan
(intended to be included in the trust fund) that is, together with the Dayton
Mall Shoppes Non-Trust Loan, secured by the Dayton Mall Shoppes Mortgaged
Property, which underlying mortgage loan has a cut-off date principal balance of $3,942,000.

     "DAYTON MALL SHOPPES MORTGAGED PROPERTY" means the mortgaged real property identified on Annex A-1 to this prospectus supplement as Dayton Mall Shoppes.

     "DAYTON MALL SHOPPES NON-TRUST LOAN" means the mortgage loan that: (a) is, together with the Dayton Mall Shoppes Mortgage Loan, secured by the Dayton Mall
Shoppes Mortgaged Property; (b) has an original principal balance of approximately $314,000; and (c) will not be included in the trust fund.

     "DAYTON MALL SHOPPES NON-TRUST LOAN NOTEHOLDER" means the holder of the promissory note evidencing the Dayton Mall Shoppes Non-Trust Loan.

     "DEFAULT INTEREST" means any interest that--

     o    accrues on a defaulted mortgage loan solely by reason of the subject default, and

     o    is in excess of all interest at the related mortgage interest rate accrued on the mortgage loan.

     "DISCOUNT RATE" means, with respect to any prepaid mortgage loan in the trust, a rate which, when compounded monthly, is equivalent to the "Yield
Maintenance Treasury Rate" when compounded semi-annually. The "Yield
Maintenance Treasury Rate" means the yield calculated by the master servicer by linear interpolation of the yields, as such yields are reported in Federal
Reserve Statistical Release H.15-Selected Interest Rates (519), under the heading U.S. Government Securities/Treasury Constant Maturities, with respect to the maturity dates set forth thereunder, one longer and one shorter, most nearly approximating the maturity date of the relevant prepaid mortgage loan.
If Federal Reserve Statistical Release H.15 is no longer published or does not indicate the information set forth above, then the master servicer will select a comparable publication or source for the purposes of determining the Yield
Maintenance Treasury Rate.

     "DSCR" means debt service coverage ratio.

     "DSCR NET CASH FLOW" has the same meaning as Underwritten Debt Service
Coverage Ratio.

                                     S-207

     "EAST HANOVER PROPERTY" has the meaning assigned to that term under
"Description of the Mortgage Pool--Significant Underlying Mortgage Loans--The
U-Store-It Portfolio III Mortgage Loan--The Mortgaged Properties" in this prospectus supplement.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
amended.

     "ERISA PLAN" means any employee benefit plan that is subject to the fiduciary responsibility provisions of ERISA.

     "EUROCLEAR" means The Euroclear System.

     "EXEMPTION-FAVORED PARTY" means any of--

     o    Lehman Brothers Inc.,

     o    any person directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with Lehman
          Brothers Inc., and

     o    any member of the underwriting syndicate or selling group of which a person described in the prior two bullets is a manager or co-manager with respect to the offered certificates.

     "FF&E" means furniture, fixtures and equipment.

     "FITCH" means Fitch, Inc.

     "GAAP" means generally accepted accounting principles in the United States of America.

     "GLA" means gross leasable area.

     "GOVERNMENT SECURITIES" means non-callable United States Treasury obligations, and other non-callable government securities within the meaning of section 2(a)(16) of the Investment Company Act of 1940, as amended.

     "INSURANCE PROCEEDS" means all proceeds and other amounts received under any hazard, flood, title or other insurance policy that provides coverage with respect to a mortgaged real property or the related underlying mortgage loan, together with any comparable amounts received with respect to an REO Property, other than any such proceeds applied to the restoration of the property or otherwise released to the related borrower or another appropriate person.

     "INTERNAL REVENUE CODE" means the Internal Revenue Code of 1986, as amended.

     "IRS" means the Internal Revenue Service.

     "ISSUE DATE" means the date of initial issuance for the series 2005-C2 certificates, which will be on or about April 20, 2005.

     "L&L MEMBER" has the meaning assigned to that term under "Description of the Mortgage Pool--Significant Underlying Mortgage Loans--The Park 80 West
Mortgage Loan--The Borrower and Sponsor" in this prospectus supplement.

     "LEASE TERMINATION PAYMENTS" means any fees or payments received from any tenant under a lease affecting a mortgaged real property in connection with termination cancellation, surrender, sale or other disposition of such lease.

     "LEAVITT PORTFOLIO MORTGAGED PROPERTIES" means the 14 mortgaged real properties identified on Annex A-1 to this prospectus supplement as Leavitt -
O'Donnell Business Park, Leavitt - West Valley Commerce Center, Leavitt - 4th
and Holgate, Leavitt - Travelodge, Leavitt - Pacific Propeller, Leavitt -
Blockbuster Video, Leavitt - W.W. Grainger-Bellingham, Leavitt - 4th and
Forest, Leavitt - Bensussen Deutsch, Leavitt - Rodda Paint & Warehouse, Leavitt
- Parker Paint/Burke Buildings, Leavitt - 2760 4th Avenue, Leavitt - Denny's
Restaurant and Leavitt - Mayo's Grocery & Siren Tavern, respectively, and each individual mortgaged real property may be referred to in this prospectus supplement as a "Leavitt Portfolio Mortgaged Property."

     "LEHMAN MEMBER" has the meaning assigned to that term under "Description of the Mortgage Pool--Significant Underlying Mortgage Loans--The Park 80 West
Mortgage Loan--The Borrower and Sponsor" in this prospectus supplement.

     "LEHMAN MORTGAGE LOAN" means each mortgage loan that was, directly or indirectly, acquired by us from the Lehman Mortgage Loan Seller for inclusion in the trust.

     "LEHMAN MORTGAGE LOAN SELLER" means, individually and collectively, each of our affiliates that transferred mortgage loans to us for inclusion in the trust.

                                     S-208

     "LEMBI PORTFOLIO BORROWER" means the borrower under the Lembi Portfolio
Mortgage Loan, as identified under "Description of the Mortgage
Pool--Significant Underlying Mortgage Loans--The Lembi Portfolio Mortgage
Loan--The Borrower and Sponsor" in this prospectus supplement.

     "LEMBI PORTFOLIO MEZZANINE BORROWERS" means, collectively, the borrowers under the Lembi Portfolio Mezzanine Loan, as identified under "Description of the Mortgage Pool--Significant Underlying Mortgage Loans--The Lembi Portfolio
Mortgage Loan--Mezzanine Financing" in this prospectus supplement.

     "LEMBI PORTFOLIO MEZZANINE LOANS" has the meaning assigned to that term under "Description of the Mortgage Pool--Significant Underlying Mortgage
Loans--The Lembi Portfolio Mortgage Loan--Mezzanine Financing" in this prospectus supplement.

     "LEMBI PORTFOLIO MORTGAGE LOAN" means, collectively, the four (4)
underlying mortgage loans (intended to be included in the trust fund) that are secured by the Lembi Portfolio Mortgaged Properties.

     "LEMBI PORTFOLIO MORTGAGED PROPERTIES" means the mortgaged real properties identified on Annex A-1 to this prospectus supplement under the headings preceded by "Lembi Portfolio--."

     "LENNAR" means Lennar Partners, Inc.

     "LIQUIDATION PROCEEDS" means, in general, all cash proceeds received and retained by the trust in connection with--

     o    the full or partial liquidation of defaulted mortgage loans by foreclosure or otherwise;

     o    the repurchase of any mortgage loan by us or the applicable mortgage loan seller, as described under "Description of the Mortgage
          Pool--Cures and Repurchases" in this prospectus supplement;

     o    the purchase of any specially serviced mortgage loan as to which a material default exists, by any holder of a purchase option, as described under "Servicing of the Underlying Mortgage Loans--Fair
          Value Option" in this prospectus supplement;

     o    the purchase of all remaining mortgage loans and REO Properties in the trust by us, Lehman Brothers Inc. the special servicer, any certificateholder of the series 2005-C2 controlling class or the master servicer, as described under "Description of the Offered
          Certificates--Termination" in this prospectus supplement;

     o    the purchase of an underlying mortgage loan that is part of a Loan
          Combination by a related Non-Trust Loan Noteholder in accordance with the related Co-Lender Agreement;

     o    the purchase of any defaulted mortgage loan in the trust by a mezzanine lender pursuant to a purchase right as set forth in the related intercreditor agreement; and

     o    the sale of an REO Property.

     "LNR" means LNR Property Holdings Ltd.

     "LOAN COMBINATION" means the Macquarie DDR Portfolio II Loan Combination, the Bay Colony Corporate Center Loan Combination, the Boulevard Shops Loan
Combination, the Smoky Hill Loan Combination or the Dayton Mall Shoppes Loan
Combination, as applicable.

     "LOAN COMBINATION CONTROLLING PARTY" means the party or, collectively, the parties designated as such with respect to each Loan Combination and having various rights and powers with respect to the subject Loan Combination, including those described under "Servicing of the Underlying Mortgage
Loans--The Series 2005-C2 Controlling Class Representative and the Non-Trust
Loan Noteholders" in this prospectus supplement. The Loan Combination
Controlling Party for each Loan Combination is identified: (a) in the case of the Macquarie DDR Portfolio II Loan Combination, under "Description of the
Mortgage Pool--Loan Combinations--The Macquarie DDR Portfolio II Mortgage
Loan--Co-Lender Agreement--Consent Rights"; (b) in the case of the Bay Colony
Corporate Center Loan Combination, under "Description of the Mortgage
Pool--Loan Combinations--The Bay Colony Corporate Center Mortgage
Loan--Co-Lender Agreement--Consent Rights" in this prospectus supplement; and
(c) in the case of each other Loan Combination, under "Description of the
Mortgage Pool--Loan Combinations--The Boulevard Shops Mortgage Loan, the Smoky
Hill Mortgage Loan and the Dayton Mall Shoppes Mortgage Loan--Co-Lender
Agreement--Consent Rights" in this prospectus supplement.

     "LOAN PER SF," "LOAN PER SQ. FT." and "LOAN PER SQUARE FOOT" each means, with respect to each underlying mortgage loan secured by a lien on a mortgaged real property that constitutes a retail, industrial/warehouse, self-storage or office

                                     S-209

property, the cut-off date principal balance of that mortgage loan (or, in the case of the Macquarie DDR Portfolio II Mortgage Loan, the total cut-off date principal balance of the entire Macquarie DDR Portfolio II Loan Combination), divided by the net rentable square foot area of the related mortgaged real property. The cut-off date principal balance of each underlying mortgage loan is shown on Annex A-1 to this prospectus supplement.

     "LOAN PER UNIT" means, with respect to each underlying mortgage loan secured by a lien on a mortgaged real property that constitutes a multifamily rental apartment, a mobile home park property or a hospitality property, the cut-off date principal balance of that mortgage loan, as shown on Annex A-1 to this prospectus supplement, divided by the number of dwelling units, pads or guest rooms, as applicable, at or on the related mortgaged real property.

     "LOC" means letter of credit.

     "L(X)" means, with respect to any mortgage loan in the trust, a period of
x months during which voluntary prepayments of principal are prohibited and defeasance is not permitted.

     "MACQUARIE DDR PORTFOLIO II BORROWER" means, collectively, the borrowers under the Macquarie DDR Portfolio II Mortgage Loan, as identified under
"Description of the Mortgage Pool--Significant Underlying Mortgage Loans--The
Macquarie DDR Portfolio II Mortgage Loan--The Borrower and Sponsor" in this prospectus supplement.

     "MACQUARIE DDR PORTFOLIO II CO-LENDER AGREEMENT" means that certain
Co-Lender Agreement dated as of March 9, 2005, between the initial holder of the promissory note for the Macquarie DDR Portfolio II Mortgage Loan and the
initial Macquarie DDR Portfolio II Non-Trust Loan Noteholder.

     "MACQUARIE DDR PORTFOLIO II DEFEASANCE AMOUNT" has the meaning assigned to that term under "Description of the Mortgage Pool--Significant Underlying
Mortgage Loans--The Macquarie DDR Portfolio II Mortgage Loan--The Mortgage
Loan" in this prospectus supplement.

     "MACQUARIE DDR PORTFOLIO II DEFEASANCE LOCKOUT PERIOD" has the meaning assigned to that term under "Description of the Mortgage Pool--Significant
Underlying Mortgage Loans--The Macquarie DDR Portfolio II Mortgage Loan--The
Mortgage Loan" in this prospectus supplement.

     "MACQUARIE DDR PORTFOLIO II LOAN COMBINATION" means, together, the
Macquarie DDR Portfolio II Mortgage Loan and the Macquarie DDR Portfolio II
Pari Passu Non-Trust Loan.

     "MACQUARIE DDR PORTFOLIO II MORTGAGE LOAN" means the underlying mortgage loan (intended to be included in the trust fund) that is, together with the
Macquarie DDR Portfolio II Pari Passu Non-Trust Loan, secured by the Macquarie
DDR Portfolio II Mortgaged Properties, which underlying mortgage loan has a cut-off date principal balance of $157,250,000.

     "MACQUARIE DDR PORTFOLIO II MORTGAGED PROPERTIES" means the eight (8)
mortgaged real properties identified on Annex A-1 to this prospectus supplement as Riverdale Village - Outer Ring, Connecticut Commons, Lake Brandon Village,
Lake Brandon Plaza, Market Place at Brown Deer, Brown Deer Center, Cool Springs
Pointe and Shoppers World of Brookfield, respectively.

     "MACQUARIE DDR PORTFOLIO II PARI PASSU NON-TRUST LOAN" means the mortgage loan that: (a) is, together with the Macquarie DDR Portfolio II Mortgage Loan, secured by the Macquarie DDR Portfolio II Mortgaged Property; (b) has an unpaid principal balance as of the cut-off date of approximately $26,450,000; and (c)
will not be included in the trust fund.

     "MACQUARIE DDR PORTFOLIO II NON-TRUST LOAN NOTEHOLDER" means the holder of the promissory note evidencing the Macquarie DDR Portfolio II Pari Passu
Non-Trust Loan.

     "MACQUARIE DDR PORTFOLIO II PARTIAL DEFEASANCE AMOUNT" has the meaning assigned to that term under "Description of the Mortgage Pool--Significant
Underlying Mortgage Loans--The Macquarie DDR Portfolio II Mortgage Loan--The
Mortgage Loan" in this prospectus supplement.

     "MACQUARIE DDR PORTFOLIO II RELEASE AMOUNT" has the meaning assigned to that term under "Description of the Mortgage Pool--Significant Underlying
Mortgage Loans--The Macquarie DDR Portfolio II Mortgage Loan--The Mortgage
Loan" in this prospectus supplement.

     "MACQUARIE DDR PORTFOLIO II SHOPPING CENTERS" has the meaning assigned to that term under "Description of the Mortgage Pool--Significant Underlying
Mortgage Loans--The Macquarie DDR Portfolio II Mortgage Loan--The Mortgaged
Properties" in this prospectus supplement.

     "MACQUARIE DDR PORTFOLIO II SUBSTITUTION" has the meaning assigned to that term under "Description of the Mortgage Pool--Significant Underlying Mortgage
Loans--The Macquarie DDR Portfolio II Mortgage Loan--The Mortgage Loan" in this prospectus supplement.

                                     S-210

     "MATERIAL BREACH" has the meaning assigned to that term under "Description of the Mortgage Pool--Representations and Warranties" in this prospectus supplement.

     "MATERIAL DOCUMENT OMISSION" has the meaning assigned to that term under
"Description of the Mortgage Pool--Assignment of the Underlying Mortgage Loans"
in this prospectus supplement.

     "MATURITY BALANCE" and "BALLOON BALANCE" each means, with respect to any mortgage loan in the trust, the expected balance of the subject mortgage loan on its maturity date assuming no prepayments of principal or defaults.

     "MATURITY DATE LOAN-TO-VALUE RATIO," "MATURITY DATE LTV," "MATURITY LTV
RATIO" and "SCHEDULED MATURITY LTV" each means:

     o    with respect to any mortgage loan in the trust fund (other than the
          Macquarie DDR Portfolio II Mortgage Loan), the ratio, expressed as a percentage, of--

          1.   the Maturity Balance of the subject underlying mortgage loan, to

          2.   the appraised value of the related mortgaged real property or properties, as shown on Annex A-1 to this prospectus supplement
               (but without regard to any mortgaged real property or properties that are collateral for the subject underlying mortgage loan solely by reason of cross-collateralization with another mortgage loan); and

     o    with respect to the Macquarie DDR Portfolio II Mortgage Loan, the ratio, expressed as a percentage, of--

          1.   the expected total balance of the Macquarie DDR Portfolio II
               Mortgage Loan and the Macquarie DDR Portfolio II Pari Passu
               Non-Trust Loan on their stated maturity date, assuming no
               prepayments of principal or defaults, to

          2.   the appraised value of the Macquarie DDR Portfolio II Mortgaged
               Properties, as shown on Annex A-1 to this prospectus supplement.

     "MODELING ASSUMPTIONS" means, collectively, the following assumptions regarding the series 2005-C2 certificates and the mortgage loans in the trust:

     o    the mortgage loans have the characteristics set forth on Annex A-1 and the initial mortgage pool balance is approximately $1,942,131,019;

     o    the initial total principal balance or notional amount, as the case may be, of each class of series 2005-C2 certificates is as described in this prospectus supplement;

     o    the pass-through rate for each class of series 2005-C2 certificates is as described in this prospectus supplement;

     o    there are no delinquencies or losses with respect to the mortgage loans;

     o    there are no modifications, extensions, waivers or amendments affecting the monthly payments by borrowers on the mortgage loans;

     o    there are no Appraisal Reduction Amounts with respect to the mortgage loans;

     o    there are no casualties or condemnations affecting the corresponding mortgaged real properties;

     o    each of the mortgage loans provides for monthly payments which are timely received, and each of the mortgage loans accrues interest on an
          Actual/360 Basis or a 30/360 Basis, as applicable;

     o    all prepayments on the mortgage loans are assumed to be accompanied by a full month's interest;

     o    there are no breaches of our representations and warranties or those of the UBS Mortgage Loan Seller regarding the mortgage loans;

     o    no voluntary or involuntary prepayments are received as to any mortgage loan during that mortgage loan's prepayment lock-out period, defeasance period or prepayment consideration period, in each case if any;

     o    except as otherwise expressly assumed in any of the other bullets in this definition, prepayments are made on each of the mortgage loans at the indicated CPRs set forth in the subject tables or other relevant part of this prospectus supplement, without regard to any limitations in those mortgage loans on partial voluntary principal prepayments;

     o    no person or entity entitled thereto exercises its right of optional termination described in this prospectus supplement under "Description of the Offered Certificates--Termination;"

                                     S-211

     o    there are no Material Breaches or Material Document Omissions with respect to the underlying mortgage loans;

     o    no Prepayment Interest Shortfalls are incurred and no prepayment premiums or yield maintenance charges are collected;

     o    there are no Additional Trust Fund Expenses;

     o    in the case of the underlying mortgage loan secured by the mortgaged real property identified on Annex A-1 to this prospectus supplement as
          Westminster Village, representing 1.8% of the initial mortgage pool balance, the related borrower is assumed to make a constant monthly payment of $203,956.49;

     o    payments on the offered certificates are made on the 15th day of each month, commencing in May 2005; and

     o    the offered certificates are settled on April 20, 2005.

     For purposes of the Modeling Assumptions, a "prepayment consideration period" is any period during which a mortgage loan provides that voluntary prepayments be accompanied by prepayment consideration in the form of (a) a yield maintenance charge, (b) a prepayment premium calculated as a percentage
(which may decline over time) of the principal amount prepaid or (c) some combination of (a) and (b).

     "MOODY'S" means Moody's Investors Service, Inc.

     "NAP" means that, with respect to a particular category of data, the data is not applicable.

     "NAV" means that, with respect to a particular category of data, the data is not available.

     "NET AGGREGATE PREPAYMENT INTEREST SHORTFALL" means, with respect to any distribution date, the excess, if any, of--

     o    the total Prepayment Interest Shortfalls incurred with respect to the entire mortgage pool during the related collection period, over

     o    the total payments made by the master servicer to cover those
          Prepayment Interest Shortfalls.

     "NET CASH FLOW," "U/W NET CASH FLOW" and "U/W NCF" each means for any mortgaged real property securing a mortgage loan in the trust:

     o    the revenue derived from the use and operation of that property; less

     o    the total of the following items--

          (a)  allowances for vacancies and credit losses,

          (b)  operating expenses, such as utilities, administrative expenses, repairs and maintenance, management fees and advertising,

          (c)  fixed expenses, such as insurance, real estate taxes and ground lease payments, if applicable, and

          (d)  replacement reserves, and reserves for tenant improvement costs and leasing commissions, based either on actual reserves or on underwritten annualized amounts.

     Net Cash Flow does not reflect interest expenses and non-cash items, such as depreciation and amortization, and generally does not reflect capital expenditures.

     In determining the Net Cash Flow for any mortgaged real property securing a mortgage loan in the trust, the related originator relied on one or more of the following items supplied by the related borrower:

     o    rolling 12-month operating statements;

     o    applicable year-to-date financial statements, if available;

     o    full year budgeted financial statements, if available;

     o    except in the case of hospitality properties, single tenant properties and self-storage properties, rent rolls that were current as of a date not earlier than eight months prior to the respective date of origination; and

     o    in the case of single tenant properties, the payments due under the related lease.

     In general, except in the case of the 909 Third Avenue Mortgage Loan, the
Woodbury Office Portfolio II Mortgage Loan, the Macquarie DDR Portfolio II
Mortgage Loan, the Bay Colony Corporate Center Mortgage Loan, the Civica Office

                                     S-212

Commons Mortgage Loan, the Park 80 West Mortgage Loan, the U-Store-It Portfolio
III Mortgage Loan, the Lembi Portfolio Mortgage Loan, the Summit Hotel
Portfolio Mortgage Loan, the Woodbury Portfolio I Mortgage Loan and the
mortgage loan secured by the mortgaged real property identified on Annex A-1 of this prospectus supplement as Ridgmar Mall, as to which some of the above-described items were audited or were reviewed by an accountant under a set of agreed-upon procedures, these items were not audited or otherwise confirmed by an independent party.

     In determining rental revenue for multifamily rental properties, self-storage properties and mobile home park properties, the related originator either reviewed rental revenue shown on the certified rolling 12-month operating statements or annualized the rental revenue and reimbursement of expenses shown on rent rolls or recent partial year operating statements with respect to the prior one- to 12-month periods.

     In the case of hospitality properties, gross receipts were determined on the basis of historical operating levels shown on the borrower-supplied
12-month trailing operating statements.

     In general, any non-recurring revenue items and non-property related revenue were eliminated from the calculation of Net Cash Flow.

     In determining the "revenue" component of Net Cash Flow for each mortgaged real property (other than a hospitality property), the related originator generally relied on the most recent rent roll supplied by the related borrower
(subject to the discussion in the following paragraph). In some cases, where the actual vacancy shown on that rent roll and the market vacancy was less than
5%, the originator generally assumed a minimum of 5% vacancy in determining revenue from rents, except that, in the case of certain anchored shopping centers, certain office properties and certain single tenant properties, space occupied by those anchor tenants, significant office tenants or single tenants may have been disregarded in performing the vacancy adjustment due to the length of the related leases or the creditworthiness of those tenants, in accordance with the originator's underwriting standards. For mortgaged real properties (other than hospitality properties), the related originator generally annualized rental revenue shown on the most recent certified rent roll, after applying the applicable vacancy factor, without further regard to the terms, including expiration dates, of the leases shown on that rent roll.

     In the case of some of the underlying mortgage loans, the calculation of
Net Cash Flow for the related mortgaged real property or properties (which is, in turn, used in the calculation of underwritten debt service coverage ratios)
was based on assumptions regarding projected rental income, annual net cash flow and/or occupancy, including one or more of the following:

     o    the assumption that a particular tenant at the subject mortgaged real property that has executed a lease, but has not yet taken occupancy and/or has not yet commenced paying rent, will take occupancy and commence paying rent on a future date;

     o    the assumption that an unexecuted lease that is currently being negotiated with respect to a particular tenant at the subject mortgaged real property or is out for signature will be executed and in place on a future date;

     o    the assumption that a portion of the currently vacant and unleased space at the subject mortgaged real property will be leased at current market rates and consistent with occupancy rates of comparable properties in the subject market;

     o    the assumption that certain rental income that is to be payable commencing on a future date under a signed lease, but where the subject tenant is in an initial rent abatement or free rent period or has not yet taken occupancy, will be paid commencing on such future date;

     o    assumptions regarding the renewal of particular leases and/or the re-leasing of certain space at the subject mortgaged real property;
          and

     o    certain additional lease-up assumptions as may be described in the footnotes to Annex A-1 to this prospectus supplement.

     There is no assurance that the foregoing assumptions made with respect to any subject underlying mortgage loan will, in fact, be consistent with actual property performance. If they are not consistent, actual annual net cash flow for a mortgaged property may be less than the Net Cash Flow presented with respect to that property in this prospectus supplement.

     In determining the "expense" component of Net Cash Flow for each mortgaged real property, the related originator generally relied on full-year or year-to-date financial statements, rolling 12-month operating statements and/or year-to-date financial statements supplied by the related borrower, except that:

                                     S-213

     o    if tax or insurance expense information more current than that reflected in the financial statements was available, the newer information was generally used;

     o    property management fees were generally assumed to be 3.0% to 6.0%
          (depending on the property) of effective gross revenue (or, in the case of a hospitality property, gross receipts), except that, in some cases, property management fees were assumed to be capped at
          $1,000,000;

     o    in general, assumptions were made with respect to the average amount of reserves for leasing commissions, tenant improvement expenses and capital expenditures; and

     o    expenses were generally, but not always, assumed to include annual replacement reserves equal to--

          (a)  in the case of retail, office, self-storage and
               industrial/warehouse properties, generally not less than $0.10 per square foot and not more than $0.30 per square foot of net rentable commercial area;

          (b)  in the case of multifamily rental apartments, generally not less than $225 or more than $300 per residential unit per year, depending on the condition of the property;

          (c)  in the case of mobile home park properties, generally $50 per pad per year; and

          (d)  in the case of hospitality properties, generally, 4% of gross revenues

     In some instances, the related originator (where it deemed appropriate)
recharacterized as capital expenditures those items reported by borrowers as operating expenses, thereby increasing "Net Cash Flow."

     For more detailed information regarding the Net Cash Flow with respect to specific underlying mortgage loans and/or the related mortgaged real properties, you should review Annex A-1--Certain Characteristics of Individual
Underlying Mortgage Loans and the footnotes thereto.

     "NET MORTGAGE PASS-THROUGH RATE" means:

     o    in the case of each underlying mortgage loan that accrues interest on a 30/360 Basis, for any distribution date, an annual rate equal to--

          1.   the mortgage interest rate in effect for that mortgage loan as of the Issue Date,

     minus

          2.   the related Administrative Cost Rate; and

     o    in the case of each underlying mortgage loan that accrues interest on an Actual/360 Basis, for any distribution date, an annual rate generally equal to--

          1.   the product of (a) 12, times (b) a fraction, expressed as a percentage, the numerator of which, subject to adjustment as described below in this definition, is the total amount of interest that accrued or would have accrued, as applicable, with respect to that mortgage loan on an Actual/360 Basis during the related interest accrual period, based on its Stated Principal
               Balance immediately preceding the subject distribution date and its mortgage interest rate in effect as of the Issue Date, and the denominator of which is the Stated Principal Balance of that mortgage loan immediately prior to the subject distribution date,

     minus

          2.   the related Administrative Cost Rate.

     Notwithstanding the foregoing, if the subject distribution date occurs during January, except during a leap year, or February, then the amount of interest that comprises the numerator of the fraction described in clause 1(b)
of the second bullet of this definition will be decreased to reflect any interest reserve amount with respect to the subject mortgage loan that is transferred from the trustee's collection account to the trustee's interest reserve account during that month. Furthermore, if the subject distribution date occurs during March, then the amount of interest that comprises the numerator of the fraction described in clause 1(b) of the second bullet of this definition will be increased to reflect any interest reserve amount(s) with respect to the subject mortgage loan that are transferred from the trustee's interest reserve account to the trustee's collection account during that month.

     "NET OPERATING INCOME," "U/W NET OPERATING INCOME" and "U/W NOI" each means, for any mortgaged real property securing a mortgage loan in the trust, an amount generally equal to:

                                     S-214

     o    the U/W Net Cash Flow for that mortgaged real property;

     plus

     o    underwritten replacement reserves and tenant improvements and leasing commissions.

     "NON-TRIA ACTS" has the meaning assigned to that term under "Description of the Mortgage Pool--Significant Underlying Mortgage Loans--The 909 Third
Avenue Mortgage Loan--Terrorism Coverage" in this prospectus supplement.

     "NON-TRUST LOAN" means any of the Macquarie DDR Portfolio II Pari Passu
Non-Trust Loan, the Bay Colony Corporate Center Non-Trust Loans, the Boulevard
Shops Non-Trust Loan, the Smoky Hill Non-Trust Loan or the Dayton Mall Shoppes
Non-Trust Loan, as applicable.

     "NON-TRUST LOAN NOTEHOLDER" means any holder of the promissory note evidencing a Non-Trust Loan.

     "NR" means not rated.

     "O(Z)" means, with respect to any Mortgage Loan, a period of z months during which prepayments of principal are permitted without the payment of any prepayment premium or yield maintenance charge and no defeasance can be required.

     "OCCUPANCY PERCENTAGE" or "OCCUPANCY RATE" means:

     o    in the case of multifamily rental properties and mobile home park properties, the percentage of rental units or pads, as applicable, that are rented as of the date of determination;

     o    in the case of office, retail and industrial/warehouse properties, the percentage of the net rentable square footage rented as of the date of determination (subject to, in the case of certain underlying mortgage loans, one or more of the additional lease-up assumptions described in the following paragraph);

     o    in the case of hospitality properties, the percentage of available rooms occupied for the trailing 12-month period ending on the date of determination; and

     o    in the case of self-storage facilities, either the percentage of the net rentable square footage rented or the percentage of units rented for the trailing 12-month period ending on the date of determination, depending on borrower reporting.

     In the case of some of the underlying mortgage loans, the calculation of
Occupancy Percentage and Occupancy Rate for the related mortgaged real property or properties was based on assumptions regarding projected occupancy, including one or more of the following:

     o    the assumption that a particular tenant at the subject mortgaged real property that has executed a lease, but has not yet taken occupancy and/or has not yet commenced paying rent, will take occupancy on a future date;

     o    the assumption that an unexecuted lease that is currently being negotiated with respect to a particular tenant at the subject mortgaged real property or is out for signature will be executed and in place on a future date;

     o    the assumption that a portion of the currently vacant and unleased space at the subject mortgaged real property will be leased at current market rates and consistent with occupancy rates of comparable properties in the subject market;

     o    assumptions regarding the renewal of particular leases and/or the re-leasing of certain space at the subject mortgaged real property;
          and

     o    certain additional lease-up assumptions as may be described in the footnotes to Annex A-1 to this prospectus supplement.

     There is no assurance that the foregoing assumptions made with respect to any subject underlying mortgage loan will, in fact, be consistent with actual property performance.

     For more detailed information regarding Occupancy Percentages and
Occupancy Rates with respect to specific underlying mortgage loans and/or the related mortgaged real properties, you should review Annex A-1--Certain
Characteristics of Individual Underlying Mortgage Loans and the footnotes thereto.

     "ORIGINAL AMORTIZATION TERM" means, with respect to each mortgage loan in the trust, the number of months from origination to the month in which that mortgage loan would fully amortize in accordance with its amortization schedule, without regard to any balloon payment that may be due, and assuming no prepayments of principal and no defaults.

                                     S-215

     "ORIGINAL INTEREST-ONLY PERIOD" means, with respect to any mortgage loan in the trust, the period, if any, following the related origination date during which scheduled payments of interest only are required.

     "ORIGINAL TERM TO MATURITY" means, with respect to each mortgage loan in the trust, the number of months from origination to maturity.

     "P&I" means principal and/or interest.

     "PARK 80 WEST BORROWER" means the borrower under the Park 80 West Mortgage
Loan, as identified under "Description of the Mortgage Pool--Significant
Underlying Mortgage Loans--The Park 80 West Mortgage Loan--The Borrower and
Sponsor" in this prospectus supplement.

     "PARK 80 WEST LENDER COLLATERAL ACCOUNT" has the meaning assigned to that term under "Description of the Mortgage Pool--Significant Underlying Mortgage
Loans--The Park 80 West Mortgage Loan--Lockbox" in this prospectus supplement.

     "PARK 80 WEST LENDER COLLATERAL ACCOUNT" has the meaning assigned to that term under "Description of the Mortgage Pool--Significant Underlying Mortgage
Loans--The Park 80 West Mortgage Loan--Lockbox" in this prospectus supplement.

     "PARK 80 WEST LENDER GROUND LEASE" has the meaning assigned to that term under "Description of the Mortgage Pool--Significant Underlying Mortgage
Loans--The Park 80 West Mortgage Loan--Ground Lease" in this prospectus supplement.

     "PARK 80 WEST MORTGAGE LOAN" means the underlying mortgage loan (intended to be included in the trust fund) that is secured by the Park 80 West Mortgaged
Property, which underlying mortgage loan has a cut-off date principal balance of $100,000,000.

     "PARK 80 WEST MORTGAGED PROPERTY" means the mortgaged real property identified on Annex A-1 to this prospectus supplement as Park 80 West.

     "PARTY IN INTEREST" means any person that is a "party in interest" within the meaning of ERISA or a "disqualified person" within the meaning of the
Internal Revenue Code.

     "PERMITTED ENCUMBRANCES" means, with respect to any mortgaged real property securing a mortgage loan in the trust, any and all of the following:

     o    liens for real estate taxes, water charges, sewer rents and assessments not yet due and payable,

     o    covenants, conditions and restrictions, rights of way, easements and other matters that are of public record or that are omitted as exceptions in the related lender's title insurance policy (or, if not yet issued, omitted as exceptions in a fully binding pro forma title policy or title policy commitment),

     o    the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related mortgaged real property,

     o    condominium declarations of record and identified in the related lender's title insurance policy (or, if not yet issued, identified in a pro forma title policy or title policy commitment),

     o    if the subject loan is a cross-collateralized mortgage loan, the lien of the mortgage instrument for any other mortgage loan in the trust with which the subject mortgage loan is cross-collateralized, and

     o    other matters to which like properties are commonly subject.

     "PERMITTED INVESTMENTS" means U.S. government securities and other investment grade obligations specified in the series 2005-C2 pooling and servicing agreement.

     "PLAN" means any ERISA Plan or any other employee benefit or retirement plan, arrangement or account, including any individual retirement account or
Keogh plan, that is subject to section 4975 of the Internal Revenue Code.

     "PLAN ASSET REGULATIONS" means the regulations of the U.S. Department of
Labor promulgated under ERISA.

     "PREPAYMENT INTEREST EXCESS" means, with respect to any full or partial prepayment of an underlying mortgage loan made by the related borrower or otherwise received in connection with a casualty or condemnation, during any collection period after the due date for that loan, the amount of any interest collected on that prepayment for the period from and after

                                     S-216

that due date to the date of prepayment, less the amount of related master servicing fees payable from that interest collection, and exclusive of any
Default Interest included in that interest collection.

     "PREPAYMENT INTEREST SHORTFALL" means, with respect to any full or partial prepayment of an underlying mortgage loan made by the related borrower or otherwise received in connection with a casualty or condemnation, during any collection period prior to the due date for that loan, the amount of any uncollected interest that would have accrued on that prepayment from the date of prepayment to but not including that due date, less the amount of related master servicing fees that would have been payable from that uncollected interest, and exclusive of any portion of that uncollected interest that would have represented Default Interest.

     "PTCE" means prohibited transaction class exemption.

     "PTE" means prohibited transaction exemption.

     "REALIZED LOSSES" mean losses on or with respect to the underlying mortgage loans arising from the inability to collect all amounts due and owing under those mortgage loans, including by reason of the fraud or bankruptcy of a borrower or, to the extent not covered by insurance, a casualty of any nature at a mortgaged real property. We discuss the calculation of Realized Losses under "Description of the Offered Certificates--Reductions of Certificate
Principal Balances in Connection with Realized Losses and Additional Trust Fund
Expenses" in this prospectus supplement.

     "RECOVERED AMOUNT" has the meaning assigned to that term in the definition of "Total Principal Payment Amount" below in this glossary.

     "RELEVANT U.K. PERSONS" has the meaning assigned to that term under
"Notice to Residents of the United Kingdom" in this prospectus supplement.

     "REMAINING AMORTIZATION TERM" means, with respect to each mortgage loan in the trust, the number of months remaining from the cut-off date to the month in which that mortgage loan would fully amortize in accordance with its amortization schedule, without regard to any balloon payment that may be due and assuming no prepayments of principal and no defaults.

     "REMAINING INTEREST-ONLY PERIOD" means, with respect to any mortgage loan in the trust, the period, if any, following the cut-off date during which scheduled payments of interest only are required.

     "REMAINING TERM TO MATURITY" means, with respect to each mortgage loan in the trust, the number of months remaining to maturity.

     "REMIC" means a real estate mortgage investment conduit as defined in section 860D of the Internal Revenue Code.

     "REO PROPERTY" means any mortgaged real property or interest therein that is acquired by or on behalf of the trust through foreclosure, deed-in-lieu of foreclosure or otherwise following a default on the corresponding underlying mortgage loan.

     "REPLACEMENT RESERVE" means, with respect to any mortgage loan in the trust, funded reserves escrowed for ongoing items such as repairs and replacements, including, in the case of hospitality properties, reserves for furniture, fixtures and equipment. In some cases, however, the reserve will be subject to a maximum amount, and once that maximum amount is reached, the reserve will not thereafter be funded, except to the extent it is drawn upon.

     "RESTRICTED GROUP" means, collectively--

     1.   the trustee,

     2.   the Exemption-Favored Parties,

     3.   us,

     4.   the master servicer,

     5.   the special servicer,

     6.   any sub-servicers,

     7.   the mortgage loan sellers,

     8.   each borrower, if any, with respect to mortgage loans constituting more than 5.0% of the total unamortized principal balance of the mortgage pool as of the Issue Date, and

                                     S-217

     9.   any and all affiliates of any of the aforementioned persons.

  "REVPAR" means, with respect to any hospitality property, revenues per available room.

     "S&P" means Standard & Poor's Ratings Services, a division of The
McGraw-Hill Companies, Inc.

     "SCHEDULED MATURITY LTV" has the same meaning as Maturity Date
Loan-to-Value Ratio.

     "SEC" means the Securities and Exchange Commission.

     "SERVICING FILE" means, in general, with respect to each underlying mortgage loan, the following documents: copies of any final appraisal, final survey, final engineering report, final environmental report, opinion letters of counsel to a related borrower delivered in connection with the closing of that mortgage loan, escrow agreements, organizational documentation for the related borrower, organizational documentation for the related guarantor or the related indemnitor (if the related guarantor or indemnitor is an entity), insurance certificates, leases for tenants representing 25% or more of the annual income with respect to the related mortgaged real property, final seismic report and property management agreements.

     "SERVICING STANDARD" means, with respect to either the master servicer or the special servicer, to service and administer, for the benefit of the series
2005-C2 certificateholders (or, with respect to a Loan Combination, for the benefit of the series 2005-C2 certificateholders and the related Non-Trust Loan
Noteholder(s)), those mortgage loans and any REO Properties that such party is obligated to service and administer under the series 2005-C2 pooling and servicing agreement:

     o    in accordance with the higher of the following standards of care--

          1.   the same manner in which, and with the same care, skill, prudence and diligence with which, the master servicer or the special servicer, as the case may be, services and administers comparable mortgage loans with similar borrowers and comparable foreclosure properties for other third-party portfolios, giving due
               consideration to the customary and usual standards of practice of prudent institutional commercial mortgage lenders servicing their own mortgage loans and foreclosure properties, and

          2.   the same manner in which, and with the same care, skill, prudence and diligence with which, the master servicer or special
               servicer, as the case may be, services and administers comparable mortgage loans and foreclosure properties owned by the master servicer or special servicer, as the case may be,

     in either case exercising reasonable business judgment and acting in accordance with applicable law, the terms of the series 2005-C2 pooling and servicing agreement and the terms of the respective subject mortgage loans and any applicable co-lender, intercreditor and/or similar agreements;

     o    with a view to--

          1.   the timely recovery of all payments of principal and interest, including balloon payments, under those mortgage loans, or

          2.   in the case of (a) a specially serviced mortgage loan or (b) a mortgage loan as to which the related mortgaged real property has become an REO Property, the maximization of recovery on that mortgage loan to the series 2005-C2 certificateholders (as a collective whole) (or, if a Loan Combination is involved, with a view to the maximization of recovery on the subject Loan
               Combination to the series 2005-C2 certificateholders and the related Non-Trust Loan Noteholder(s) (as a collective whole)) of principal and interest, including balloon payments, on a present value basis; and

     o    without regard to--

          1.   any relationship, including as lender on any other debt
               (including mezzanine debt or a Non-Trust Loan), that the master servicer or the special servicer, as the case may be, or any affiliate thereof, may have with any of the underlying borrowers, or any affiliate thereof, or any other party to the series
               2005-C2 pooling and servicing agreement,

          2.   the ownership by the master servicer or the special servicer, as the case may be, or any affiliate thereof of any series 2005-C2 certificate or any interest in a Non-Trust Loan,

          3.   the obligation of the master servicer or the special servicer, as the case may be, to make advances,

          4.   the right of the master servicer or the special servicer, as the case may be, or any affiliate of either of them, to receive compensation or reimbursement of costs under the series 2005-C2 pooling and servicing agreement generally or with respect to any particular transaction, and

                                     S-218

          5.   the ownership, servicing or management for others of any mortgage loan or real property not subject to the series 2005-C2 pooling and servicing agreement by the master servicer or the special servicer, as the case may be, or any affiliate thereof.

     "SERVICING TRANSFER EVENT" means, with respect to any mortgage loan being serviced under the series 2005-C2 pooling and servicing agreement, any of the following events:

     1.   the related borrower (or any related guarantor) fails to make when due any scheduled debt service payment, including a balloon payment, and the failure actually continues, or the master servicer determines that it will continue, or the special servicer (with the consent of the series 2005-C2 controlling class representative) determines that it will continue, unremedied (without regard to any grace period)--

          (a)  except in the case of a delinquent balloon payment, for 60 days beyond the date the subject payment was due, or

          (b)  solely in the case of a delinquent balloon payment, for one business day after the subject balloon payment was due or, in certain circumstances involving the delivery of a refinancing commitment prior to the related maturity date, for 30 days beyond the date on which that balloon payment was due (or for such shorter period ending on the date on which it is
               determined that the refinancing could not reasonably be
               expected to occur);

     2.   a default (other than as described in clause 1. of this definition, and other than as a result of a failure by the borrower to maintain all-risk casualty insurance or other insurance with respect to a mortgaged real property that covers acts of terrorism provided that the special servicer has determined that such insurance (a) is not available at commercially reasonable rates and such hazards are not commonly insured against at the time for properties similar to the subject mortgaged real property and located in and around the region in which the subject mortgaged real property is located or (b) is not available at any rate) occurs under the mortgage loan that materially impairs the value of the corresponding mortgaged real property as security for the mortgage loan or otherwise materially adversely affects the interests of series 2005-C2 certificateholders or, in the case of a Non-Trust Loan, the interests of the related Non-Trust Loan
          Noteholder, and the default continues unremedied for either (i) one business day (but only if the subject default gives rise to immediate acceleration without application of a cure period under the terms of the mortgage loan) or (ii) otherwise, the greater of (A) the applicable cure period under the terms of the mortgage loan and (B) 30 days; provided that any default requiring a servicing advance will be deemed to materially and adversely affect the interests of the series
          2005-C2 certificateholders or, in the case of a Non-Trust Loan, the interests of the related Non-Trust Loan Noteholder;

     3.   the master servicer determines, or the special servicer (with the consent of the series 2005-C2 controlling class representative)
          determines, in each case in accordance with the Servicing Standard, that (a) a default in the making of a monthly debt service payment, including a balloon payment, is likely to occur and the default is likely to remain unremedied (without regard to any grace period) for at least the applicable period contemplated in clause 1. of this definition or (b) a default (other than as described in clause 1. of this definition, and other than as a result of a failure by the borrower to maintain all-risk casualty insurance or other insurance with respect to a mortgaged real property that covers acts of terrorism provided that the special servicer has determined that such insurance (i) is not available at commercially reasonable rates and such hazards are not commonly insured against at the time for properties similar to the subject mortgaged real property and located in and around the region in which the subject mortgaged real property is located or (ii) is not available at any rate) is likely to occur under the mortgage loan that will materially impair the value of the corresponding mortgaged real property as security for the mortgage loan or otherwise materially adversely affect the interests of series
          2005-C2 certificateholders or, in the case of a Non-Trust Loan, the interests of the related Non-Trust Loan Noteholder and the default is likely to remain unremedied for at least the applicable period contemplated in clause 2. of this definition;

     4.   various events of bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings occur with respect to the related borrower or the corresponding mortgaged real property, or the related borrower takes various actions indicating its bankruptcy, insolvency or inability to pay its obligations; or

     5.   the master servicer receives notice of the commencement of foreclosure or similar proceedings with respect to the corresponding mortgaged real property.

     A Servicing Transfer Event will cease to exist, if and when:

     o    with respect to the circumstances described in clause 1. of this definition, the related borrower makes three

                                     S-219

          consecutive full and timely monthly debt service payments under the terms of the mortgage loan, as those terms may be changed or modified in connection with a bankruptcy or similar proceeding involving the related borrower or by reason of a modification, extension, waiver or amendment granted or agreed to by the master servicer or the special servicer;

     o    with respect to the circumstances described in clause 2. of this definition, the default is cured in the judgment of the special servicer;

     o    with respect to the circumstances described in clauses 3. and 4. of this definition, those circumstances cease to exist in the judgment of the special servicer, but, with respect to any bankruptcy or insolvency proceedings contemplated by clause 4., no later than the entry of an order or decree dismissing the proceeding; and

     o    with respect to the circumstances described in clause 5. of this definition, the proceedings are terminated.

     If a Servicing Transfer Event exists with respect to one mortgage loan in a Loan Combination, it will also be considered to exist for the other mortgage loans in that Loan Combination provided that, if a Non-Trust Loan Noteholder prevents the occurrence of a Servicing Transfer Event with respect to the related mortgage loan in the trust through the exercise of cure rights as set forth in the related Co-Lender Agreement, then the existence of such Servicing
Transfer Event with respect to the related Non-Trust Loan will not, in and of itself, result in the existence of a Servicing Transfer Event with respect to the related mortgage loan in the trust, or the transfer to special servicing of the applicable Loan Combination, unless a separate Servicing Transfer Event has occurred with respect thereto.

     "SF" means square feet.

     "SHADOW" means, with respect to any mortgaged real property used for retail purposes, a store or other business that materially affects the draw of customers to that property, but which may be located at a nearby property or on a portion of that property that does not constitute security for the related mortgage loan in the trust.

     "SHADOW RATING" means that it has been confirmed to us by Moody's and
Fitch that the subject underlying mortgage loan has, in the context of its inclusion in the trust, credit characteristics consistent with the specified ratings.

     "SMMEA" means the Secondary Mortgage Market Enhancement Act of 1984, as
amended.

     "SMOKY HILL CO-LENDER AGREEMENT" means that certain Co-Lender Agreement dated as of a date in April 2005, between the initial holder of the promissory note for the Smoky Hill Mortgage Loan and the initial Smoky Hill Non-Trust Loan
Noteholder.

     "SMOKY HILL LOAN COMBINATION" means, collectively, the Smoky Hill Mortgage
Loan and the Smoky Hill Non-Trust Loan.

     "SMOKY HILL MORTGAGE LOAN" means the underlying mortgage loan (intended to be included in the trust fund) that is, together with the Smoky Hill Non-Trust
Loan, secured by the Smoky Hill Mortgaged Property, which underlying mortgage loan has a cut-off date principal balance of $3,650,000.

     "SMOKY HILL MORTGAGED PROPERTY" means the mortgaged real property identified on Annex A-1 to this prospectus supplement as Smoky Hill.

     "SMOKY HILL NON-TRUST LOAN" means the mortgage loan that: (a) is, together with the Smoky Hill Mortgage Loan, secured by the Smoky Hill Mortgaged
Property; (b) has an original principal balance of approximately $228,750; and
(c) will not be included in the trust fund.

     "SMOKY HILL NON-TRUST LOAN NOTEHOLDER" means the holder of the promissory note evidencing the Smoky Hill Non-Trust Loan.

     "STATED PRINCIPAL BALANCE" means, for each mortgage loan in the trust, an amount that:

     o    will initially equal its cut-off date principal balance; and

     o    will be permanently reduced on each distribution date, to not less than zero, by--

          1.   that portion, if any, of the Total Principal Payment Amount for that distribution date that is attributable to that mortgage loan
               (without regard to any reduction in, or addition to, that Total
               Principal Payment Amount contemplated by the second paragraph and/or third paragraph of the definition of "Total Principal
               Payment Amount" below in this glossary), and

                                     S-220

          2.   the principal portion of any Realized Loss incurred with respect to that mortgage loan during the related collection period in connection with a final liquidation or a forgiveness of debt.

     However, the "Stated Principal Balance" of an underlying mortgage loan will, in all cases, be zero as of the first distribution date following the end of the collection period in which it is determined that all amounts ultimately collectable with respect to the mortgage loan or any related REO Property have been received.

     "SUBORDINATE NON-TRUST LOAN" means any of the Bay Colony Corporate Center
Non-Trust Loans, the Boulevard Shops Non-Trust Loan, the Smoky Hill Non-Trust
Loan or the Dayton Mall Shoppes Non-Trust Loan, as applicable.

     "SUBORDINATE NON-TRUST LOAN NOTEHOLDER" means the holder of the promissory note evidencing a Subordinate Non-Trust Loan.

     "SUMMIT HOTEL PORTFOLIO BORROWER" means the borrower under the Summit
Hotel Portfolio Mortgage Loan, as identified under "Description of the Mortgage
Pool--Significant Underlying Mortgage Loans--The Summit Hotel Portfolio
Mortgage Loan--The Borrower and Sponsor" in this prospectus supplement.

     "SUMMIT HOTEL PORTFOLIO MORTGAGE LOAN" means the underlying mortgage loan
(intended to be included in the trust fund) that is secured by the Summit Hotel
Portfolio Mortgaged Properties.

     "SUMMIT HOTEL PORTFOLIO MORTGAGED PROPERTIES" means the mortgaged real properties identified in the first table under "Description of the Mortgage
Pool--Significant Underlying Mortgage Loans--The Summit Hotel Portfolio
Mortgage Loan--The Mortgaged Properties in this prospectus supplement.

     "SUMMIT HOTEL PORTFOLIO PERMITTED DEFEASANCE DATE" has the meaning assigned to that term under "Description of the Mortgage Pool--Significant
Underlying Mortgage Loans--The Summit Hotel Portfolio Mortgage Loan--The
Mortgage Loan" in this prospectus supplement.

     "SUMMIT HOTEL PORTFOLIO PERMITTED PREPAYMENT DATE" has the meaning assigned to that term under "Description of the Mortgage Pool--Significant
Underlying Mortgage Loans--The Summit Hotel Portfolio Mortgage Loan--The
Mortgage Loan" in this prospectus supplement.

     "TI/LC" means tenant improvements and leasing commissions. In certain cases, however, the reserve will be subject to a maximum amount, and once that maximum amount is reached, the reserve will not thereafter be funded, except to the extent it is drawn upon.

     "TI/LC RESERVE" means, with respect to any mortgage loan in the trust, funded reserves escrowed for tenant improvement allowances and leasing commissions. In certain cases, however, the reserve will be subject to a maximum amount, and once that maximum amount is reached, the reserve will not thereafter be funded, except to the extent it is drawn upon.

     "TOTAL PRINCIPAL PAYMENT AMOUNT" means, for any distribution date, an amount equal to the total, without duplication, of the following:

     o    all payments of principal, including voluntary principal prepayments, received by or on behalf of the trust on the underlying mortgage loans during the related collection period, in each case exclusive of any portion of the particular payment that represents a late collection of principal for which an advance was previously made for a prior distribution date or that represents a monthly payment of principal due on or before the cut-off date or on a due date subsequent to the end of the related collection period;

     o    all monthly payments of principal received by or on behalf of the trust on the underlying mortgage loans prior to, but that are due during, the related collection period;

     o    all other collections, including Liquidation Proceeds, Condemnation
          Proceeds and Insurance Proceeds, that were received by or on behalf of the trust on or with respect to any of the underlying mortgage loans or any related REO Properties during the related collection period and that were identified and applied by the master servicer as recoveries of principal of the subject underlying mortgage loan or, in the case of an REO Property, of the related underlying mortgage loan, in each case exclusive of any portion of the particular collection that represents a late collection of principal due on or before the cut-off date or for which an advance of principal was previously made for a prior distribution date; and

     o    all advances of principal made with respect to the underlying mortgage loans for that distribution date.

                                     S-221

     Notwithstanding the foregoing, if the master servicer, the special servicer, the trustee or the fiscal agent reimburses itself out of general collections on the mortgage pool for any advance that it has determined is not recoverable out of collections on the related mortgage loan (together with accrued interest thereon), then that advance (together with accrued interest thereon) will be deemed, to the fullest extent permitted, to be reimbursed out of payments and other collections of principal on the underlying mortgage loans otherwise distributable on the series 2005-C2 principal balance certificates
(with a corresponding reduction in the applicable Total Principal Payment
Amount), prior to being deemed reimbursed out of payments and other collections of interest on the underlying mortgage loans otherwise distributable on the series 2005-C2 certificates.

     If any advance is considered to be nonrecoverable from collections on the related underlying mortgage loan and is, therefore, reimbursed out of payments and other collections of principal with respect to the entire mortgage pool as described in the preceding paragraph, and if there is a subsequent recovery of that item, the amount of that recovered item (a "Recovered Amount") would generally be included as part of the Total Principal Payment Amount for the distribution date following the collection period in which that recovered item was received. In addition, if and to the extent that any advance is determined to be nonrecoverable from collections on the related underlying mortgage loan and, therefore, interest on such advance is paid out of general principal collections on the mortgage pool, and if interest on such advance is subsequently reimbursed to the trust out of Default Interest, late payment charges or any other amounts collected on the underlying mortgage loan as to which such advance was made, then an amount equal to that portion of such
Default Interest, late payment charge or other amount that was applied to reimburse the trust for interest on such advance (also, a "Recovered Amount")
would generally be included as part of the Total Principal Payment Amount for the distribution date following the collection period in which that Default
Interest, late payment charge or other amount was received.

     The Total Principal Payment Amount will not include any payments or other collections of principal with respect to any Non-Trust Loan.

     "TRIA" means the Terrorism Risk Insurance Act of 2002.

     "TRIA ACTS" has the meaning assigned to that term under "Description of the Mortgage Pool--Significant Underlying Mortgage Loans--The 909 Third Avenue
Mortgage Loan--Terrorism Coverage" in this prospectus supplement.

     "UBS MORTGAGE LOAN" means each mortgage loan that was acquired by us from the UBS Mortgage Loan Seller for inclusion in the trust.

     "UBS MORTGAGE LOAN SELLER" means UBS Real Estate Investments Inc.

     "UNDERWRITER EXEMPTION" means Prohibited Transaction Exemption 91-14, as amended to date, including by Prohibited Transaction Exemption 2000-58 and
Prohibited Transaction Exemption 2002-41, as described under "ERISA
Considerations" in this prospectus supplement.

     "UNDERWRITING RESERVES" means, with respect to any mortgage loan in the trust, estimated annual capital costs, as used by the related originator in determining Net Cash Flow.

     "UNDERWRITTEN DEBT SERVICE COVERAGE RATIO," "DSCR NET CASH FLOW" and "U/W
NCF DSCR" each means, with respect to any mortgage loan in the trust (except as otherwise described below), the ratio of--

     o    the Net Cash Flow for the related mortgaged real property or properties (without regard to any mortgaged real property or properties that are collateral for the subject underlying mortgage loan solely by reason of cross-collateralization with another mortgage loan), to

     o    twelve times the amount of monthly debt service that will be payable under the subject mortgage loan commencing on the first due date after the cut-off date or, if the subject mortgage loan is currently in an initial interest-only period, on the first due date after the commencement of the scheduled amortization.

     Notwithstanding the foregoing, the calculation of Underwritten Debt
Service Coverage Ratio for the following mortgage loans that we intend to include in the trust will take into account the adjustments described below:

     o    with respect to each of the Boulevard Shops Mortgage Loan, the Smoky
          Hill Mortgage Loan and the Dayton Mall Shoppes Mortgage Loan, each of which underlying mortgage loans is part of a Loan Combination comprised of the subject underlying mortgage loan and at least one (1)
          generally subordinate Non-Trust Loan (see "Description of the Mortgage
          Pool--Loan Combinations" in this prospectus supplement), the amount described in the second bullet of the preceding paragraph is based on
          12 times the average of the monthly debt service payments (excluding

                                     S-222

          the balloon payment) that will be due in respect of the subject underlying mortgage loan on all due dates commencing with the first due date following the cut-off date (or, if the subject underlying mortgage loan is currently in an initial interest-only period, commencing with the first due date following the expiration of that initial interest-only period) to and including the maturity date; and

     o    in the case of any mortgage loan that provides for payments of interest only until the related stated maturity date, the amount described in the second bullet of the preceding paragraph is based upon the actual interest-only payments (calculated in accordance with the related loan documents) due with respect to the subject mortgage loan (or, in the case of the Macquarie DDR Portfolio II Mortgage Loan, with respect to the entire Macquarie DDR Portfolio II Loan
          Combination) during the 12-month period following the cut-off date.

     Unless the context clearly indicates otherwise, the Underwritten Debt
Service Coverage Ratio for an underlying mortgage loan that is part of a Loan
Combination does not take into account any related Subordinate Non-Trust Loan.

     The Underwritten Debt Service Coverage Ratio for the Macquarie DDR
Portfolio II Mortgage Loan assumes that the mortgage interest rate for the
Macquarie DDR Portfolio II Pari Passu Non-Trust Loan, which is equal to the sum of one month LIBOR plus 0.85%, is 3.63% per annum, the mortgage interest rate in effect as of the origination date. The mortgage interest rate of the
Macquarie DDR Portfolio II Pari Passu Non-Trust Loan as of the date of this
Prospectus Supplement is 3.72% per annum.

     In the case of some of the underlying mortgage loans, the calculation of
Underwritten Debt Service Coverage Ratio, DSCR Net Cash Flow and U/W NCF DSCR
for the related mortgaged real property or properties was based on assumptions regarding projected rental income, annual net cash flow and/or occupancy, including one or more of the following:

     o    the assumption that a particular tenant at the subject mortgaged real property that has executed a lease, but has not yet taken occupancy and/or has not yet commenced paying rent, will take occupancy and commence paying rent on a future date;

     o    the assumption that an unexecuted lease that is currently being negotiated with respect to a particular tenant at the subject mortgaged real property or is out for signature will be executed and in place on a future date;

     o    the assumption that a portion of the currently vacant and unleased space at the subject mortgaged real property will be leased at current market rates and consistent with occupancy rates of comparable properties in the subject market;

     o    the assumption that certain rental income that is to be payable commencing on a future date under a signed lease but where the subject tenant is in an initial rent abatement or free rent period or has not yet taken occupancy will be paid commencing on such future date;

     o    assumptions regarding the renewal of particular leases and/or the re-leasing of certain space at the subject mortgaged real property;
          and

     o    certain additional lease-up assumptions as may be described in the footnotes to Annex A-1 to this prospectus supplement.

     There is no assurance that the foregoing assumptions made with respect to any subject underlying mortgage loan will, in fact, be consistent with actual property performance and, in such event, actual annual net cash flow for a mortgaged property may be less than the underwritten annual net cash flow presented with respect to that property in this prospectus supplement.

     For more detailed information regarding the Underwritten Debt Service
Coverage Ratio, DSCR Net Cash Flow and U/W NCF DSCR with respect to specific underlying mortgage loans and/or the related mortgaged real properties, you should review Annex A-1--Certain Characteristics of Individual Underlying
Mortgage Loans and the footnotes thereto.

     "UNITED STATES PERSON" means--

     o    a citizen or resident of the United States,

     o    a corporation, partnership or other entity created or organized in, or under the laws of, the United States, any state or the District of
          Columbia;

     o    an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States; or

                                     S-223

     o    a trust as to which--

          1.   a court in the United States is able to exercise primary
               supervision over the administration of the trust, and

          2.   one or more United States persons have the authority to control all substantial decisions of the trust.

     In addition, to the extent provided in the Treasury Regulations, a trust will be a United States person if it was in existence on August 20, 1996 and it elected to be treated as a United States person.

     "U-STORE-IT PORTFOLIO III BORROWER" means the borrower under the
U-Store-It Portfolio III Mortgage Loan, as identified under "Description of the
Mortgage Pool--Significant Underlying Mortgage Loans--The U-Store-It Portfolio
III Mortgage Loan--The Borrower and Sponsor" in this prospectus supplement.

     "U-STORE-IT PORTFOLIO III GROUND LEASE" has the meaning assigned to that term under "Description of the Mortgage Pool--Significant Underlying Mortgage
Loans--The U-Store-It Portfolio III Mortgage Loan--Ground Lease" in this prospectus supplement.

     "U-STORE-IT PORTFOLIO III MORTGAGE LOAN" means the underlying mortgage loan that is secured by the U-Store-It Portfolio III Mortgaged Properties.

     "U-STORE-IT PORTFOLIO III MORTGAGED PROPERTIES" means the 18 mortgaged real properties identified on Annex A-1 to this prospectus supplement as
U-Store-It - 94th Avenue, U-Store-It - Branch Avenue, U-Store-It - East Hanover
Avenue, U-Store-It - Pembroke Road, U-Store-It - Callowhill Street, U-Store-It
- State Road 84, U-Store-It - Riverland Road, U-Store-It - Watson Way,
U-Store-It - South Salem Street, U-Store-It - East Highland Avenue, U-Store-It
- Hwy 18-I, U-Store-It - Brownswitch Road, U-Store-It - SW 216th Street,
U-Store-It - East Florida Avenue, U-Store-It - Medlock Bridge Road, U-Store-It
- Litchfield St, U-Store-It - Center Street and U-Store-It - George Washington,
respectively.

     "U-STORE-IT PORTFOLIO III REPLACED PROPERTY" has the meaning assigned to that term under "Description of the Mortgage Pool--Significant Underlying
Mortgage Loans--The U-Store-It Portfolio III Mortgage Loan--Substitution" in
this prospectus supplement.

     "U-STORE-IT PORTFOLIO III SUBSTITUTE PROPERTY" has the meaning assigned to that term under "Description of the Mortgage Pool--Significant Underlying
Mortgage Loans--The U-Store-It Portfolio III Mortgage Loan--Substitution" in
this prospectus supplement.

     "U/W NCF" has the same meaning as Net Cash Flow.

     "U/W NCF DSCR" has the same meaning as Underwritten Debt Service Coverage
Ratio.

     "U/W NET CASH FLOW" has the same meaning as Net Cash Flow.

     "U/W NET OPERATING INCOME" has the same meaning as Net Operating Income.

     "U/W NOI" has the same meaning as Net Operating Income.

     "WEIGHTED AVERAGE POOL PASS-THROUGH RATE" means, for each interest accrual period, the weighted average of the respective Net Mortgage Pass-Through Rates for all of the underlying mortgage loans for the related distribution date, weighted on the basis of those mortgage loans' respective Stated Principal
Balances immediately prior to the related distribution date.

     "WFB" means Wells Fargo Bank, National Association.

     "WOODBURY OFFICE PORTFOLIO I BORROWER" means, collectively, the borrowers under the Woodbury Office Portfolio I Mortgage Loan, as identified under
"Description of the Mortgage Pool--Significant Underlying Mortgage Loans--The
Woodbury Office Portfolio I Mortgage Loan--The Borrower and Sponsor" in this prospectus supplement.

     "WOODBURY OFFICE PORTFOLIO I LOCKBOX BANK" has the meaning assigned to that term under "Description of the Mortgage Pool--Significant Underlying
Mortgage Loans--The Woodbury Office Portfolio I Mortgage Loan--Lockbox" in this prospectus supplement.

     "WOODBURY OFFICE PORTFOLIO I MEZZANINE BORROWERS" has the meaning assigned to that term under "Description of the Mortgage Pool--Significant Underlying
Mortgage Loans--The Woodbury Office Portfolio I Mortgage Loan--Mezzanine
Financing" in this prospectus supplement.

     "WOODBURY OFFICE PORTFOLIO I MEZZANINE LENDER" has the meaning assigned to that term under "Description of the Mortgage Pool--Significant Underlying
Mortgage Loans--The Woodbury Office Portfolio I Mortgage Loan--Mezzanine
Financing" in this prospectus supplement.

                                     S-224

     "WOODBURY OFFICE PORTFOLIO I MEZZANINE LOAN" has the meaning assigned to that term under "Description of the Mortgage Pool--Significant Underlying
Mortgage Loans--The Woodbury Office Portfolio I Mortgage Loan--Mezzanine
Financing" in this prospectus supplement.

     "WOODBURY OFFICE PORTFOLIO I MORTGAGE LOAN" means the underlying mortgage loan (intended to be included in the trust fund) that is secured by the
Woodbury Portfolio I Mortgaged Properties.

     "WOODBURY OFFICE PORTFOLIO I MORTGAGED PROPERTIES" means the mortgaged real properties identified in the table under "Description of the Mortgage
Pool--Significant Underlying Mortgage Loans--The Woodbury Office Portfolio I
Mortgage Loan--The Mortgaged Properties" in this prospectus supplement.

     "WOODBURY OFFICE PORTFOLIO II BORROWER" means, collectively, the borrowers under the Woodbury Office Portfolio II Mortgage Loan, as identified under
"Description of the Mortgage Pool--Significant Underlying Mortgage Loans--The
Woodbury Office Portfolio II Mortgage Loan--The Borrower and Sponsor" in this prospectus supplement.

     "WOODBURY OFFICE PORTFOLIO II LOCKBOX BANK" has the meaning assigned to that term under "Description of the Mortgage Pool--Significant Underlying
Mortgage Loans--The Woodbury Office Portfolio II Mortgage Loan--Lockbox" in
this prospectus supplement.

     "WOODBURY OFFICE PORTFOLIO II MEZZANINE BORROWERS" has the meaning assigned to that term under "Description of the Mortgage Pool--Significant
Underlying Mortgage Loans--The Woodbury Office Portfolio II Mortgage
Loan--Mezzanine Financing" in this prospectus supplement.

     "WOODBURY OFFICE PORTFOLIO II MEZZANINE LENDER" has the meaning assigned to that term under "Description of the Mortgage Pool--Significant Underlying
Mortgage Loans--The Woodbury Office Portfolio II Mortgage Loan--Mezzanine
Financing" in this prospectus supplement.

     "WOODBURY OFFICE PORTFOLIO II MEZZANINE LOAN" has the meaning assigned to that term under "Description of the Mortgage Pool--Significant Underlying
Mortgage Loans--The Woodbury Office Portfolio II Mortgage Loan--Mezzanine
Financing" in this prospectus supplement.

     "WOODBURY OFFICE PORTFOLIO II MORTGAGE LOAN" means the underlying mortgage loan (intended to be included in the trust fund) that are secured by the
Woodbury Portfolio II Mortgaged Properties.

     "WOODBURY OFFICE PORTFOLIO II MORTGAGED PROPERTIES" means the mortgaged real properties identified in the table under "Description of the Mortgage
Pool--Significant Underlying Mortgage Loans--The Woodbury Office Portfolio II
Mortgage Loan--The Mortgaged Properties" in this prospectus supplement.

     "YEAR BUILT" means the year that a mortgaged real property was originally constructed. With respect to any mortgaged real property that was constructed in phases, "Year Built" refers to the year that the first phase was originally constructed.

     "YEAR RENOVATED" means the year that a mortgaged real property was most recently renovated in a substantial manner.

     "YM(Y)" means, with respect to any mortgage loan in the trust, a period of
y months during which prepayments of principal are permitted, but must be accompanied by a yield maintenance charge calculated pursuant to a yield maintenance formula.

     "YM(X)% (Y)" means, with respect to any mortgage loan in the trust, a period of y months during which prepayments of principal are permitted, but must be accompanied by a yield maintenance charge equal to the greater of an amount calculated pursuant to a yield maintenance formula and x% of the principal amount prepaid.

                                     S-225

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                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                   ANNEX A-1
        CERTAIN CHARACTERISTICS OF INDIVIDUAL UNDERLYING MORTGAGE LOANS

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

LB-UBS COMMERCIAL MORTGAGE TRUST 2005-C2

ITALICS Indicate Loans Secured by Multiple Properties

  CONTROL
    NO.                                 PROPERTY NAME                                     ADDRESS
-----------------------------------------------------------------------------------------------------------------------------------

     1            909 Third Avenue                                               909 Third Avenue
     2            The Woodbury Office Portfolio II                               Various
     2A           20 Crossways Park North                                        20 Crossways Park Drive North
     2B           80 Crossways Park West                                         80 Crossways Park Drive West
     2C           88 Froehlich Farm Boulevard                                    88 Froehlich Farm Boulevard
-----------------------------------------------------------------------------------------------------------------------------------
     2D           101 Crossways Park West                                        101 Crossways Park Drive West
     2E           125 Froehlich Farm Boulevard                                   125 Froehlich Farm Boulevard
     2F           175 Froehlich Farm Boulevard                                   175 Froehlich Farm Boulevard
     2G           177-199 Crossways Park Drive                                   177-199 Crossways Park Drive
     2H           180-210 Crossways Park Drive                                   180-210 Crossways Park Drive
-----------------------------------------------------------------------------------------------------------------------------------
     2I           220 Crossways Park West                                        220 Crossways Park Drive West
     2J           230,234,240 Crossways Park Drive                               230-240 Crossways Park Drive
     2K           250 Crossways Park Drive                                       250 Crossways Park Drive
     2L           280 Crossways Park Drive                                       280 Crossways Park Drive
     2M           333 Crossways Park Drive                                       333 Crossways Park Drive
-----------------------------------------------------------------------------------------------------------------------------------
     2N           357 Crossways Park Drive                                       357 Crossways Park Drive
     2O           415 Crossways Park Drive                                       415 Crossways Park Drive
     2P           800 Woodbury Road                                              800 Woodbury Road
     2Q           1000 Woodbury Rd                                               1000 Woodbury Road
     2R           One Media Crossways                                            One Media Crossways Drive
-----------------------------------------------------------------------------------------------------------------------------------
     2S           99 Sunnyside Boulevard                                         99 Sunnyside Boulevard
     2T           200 Crossways Park West                                        200 Crossways Park Drive West
     2U           225 Froehlich Farm Boulevard                                   225 Froehlich Farm Boulevard
     2V           7550 Jericho Turnpike                                          7550 Jericho Turnpike
     3            Macquarie DDR Portfolio II                                     Various
-----------------------------------------------------------------------------------------------------------------------------------
     3A           Riverdale Village - Outer Ring                                 12785 Riverdale Boulevard
     3B           Connecticut Commons                                            246-250 New Britain Avenue
     3C           Lake Brandon Village                                           11201 - 11385 Causeway Boulevard
     3D           Lake Brandon Plaza                                             11201-11385 Causeway Boulevard
     3E           Market Place at Brown Deer                                     9020 - 9140 North Green Bay Road
-----------------------------------------------------------------------------------------------------------------------------------
     3F           Brown Deer Center                                              9020 - 9140 North Green Bay Road
     3G           Cool Springs Pointe                                            1610 Service Merchandise Boulevard
     3H           Shoppers World of Brookfield                                   12575 West Capitol Drive
     4            Bay Colony Corporate Center                                    Various
     4A           Bay Colony - 1000 Winter Street                                1000 Winter Street
-----------------------------------------------------------------------------------------------------------------------------------
     4B           Bay Colony - 1100 Winter Street                                1100 Winter Street
     4C           Bay Colony - 950 Winter Street                                 950 Winter Street
     4D           Bay Colony - 1050 Winter Street                                1050 Winter Street
     5            Civica Office Commons                                          205-225 108th Avenue Northeast
     6            Park 80 West                                                   Park 80 West Plaza I & II
-----------------------------------------------------------------------------------------------------------------------------------
     7            U-Store-It Portfolio III                                       Various
     7A           U-Store-It - 94th Avenue                                       138-54 94th Avenue
     7B           U-Store-It - Branch Avenue                                     6256 Branch Avenue
     7C           U-Store-It - East Hanover Avenue                               307 East Hanover Avenue
     7D           U-Store-It - Pembroke Road                                     10755 Pembroke Road
-----------------------------------------------------------------------------------------------------------------------------------
     7E           U-Store-It - Callowhill Street                                 501 Callowhill Street
     7F           U-Store-It - State Road 84                                     13290 State Road 84
     7G           U-Store-It - Riverland Road                                    3901 Riverland Road
     7H           U-Store-It - Watson Way                                        2220 Watson Way
     7I           U-Store-It - South Salem Street                                242 South Salem Avenue
-----------------------------------------------------------------------------------------------------------------------------------
     7J           U-Store-It - East Highland Avenue                              2650 E. Highland Avenue
     7K           U-Store-It - Hwy 18-I                                          22075 Highway 18
     7L           U-Store-It - Brownswitch Road                                  775 Brownswitch Road
     7M           U-Store-It - SW 216th Street                                   10100 SW 216th Street
     7N           U-Store-It - East Florida Avenue                               42255 E. Florida Avenue
-----------------------------------------------------------------------------------------------------------------------------------
     7O           U-Store-It - Medlock Bridge Road                               3345 Medlock Bridge Road
     7P           U-Store-It - Litchfield St                                     193 Litchfield Street
     7Q           U-Store-It - Center Street                                     255 Center Street
     7R           U-Store-It - George Washington                                 260 George Washington Road
     8            Summit Hotel Portfolio                                         Various
-----------------------------------------------------------------------------------------------------------------------------------
     8A           Summit - Fairfield Inn Bellevue                                14595 NE 29th Place
     8B           Summit - Fairfield Inn Denver                                  6851 Tower Road
     8C           Summit - Hampton Inn Medford                                   1122 Morrow Road
     8D           Summit - Homewood Suites Overland Park                         10556 Marty Avenue
     8E           Summit - Hampton Inn Twin Falls                                1658 Fillmore Street
-----------------------------------------------------------------------------------------------------------------------------------
     8F           Summit - Holiday Inn Express Hotel & Suites Twin Falls         1910 Fillmore Street
     8G           Summit - Fairfield Inn Spokane                                 311 North Riverpoint Boulevard
     8H           Summit - Country Inn & Suites Charleston                       105 Alex Lane
     8I           Summit - Comfort Inn Twin Falls                                1893 Canyon Springs Road
     8J           Summit - Hampton Inn Boise                                     3270 South Shoshone Street
-----------------------------------------------------------------------------------------------------------------------------------
     8K           Summit - Towneplace Suites Baton Rouge                         8735 Summa Drive
     8L           Summit - Springhill Suites Little Rock                         306 Markham Center Drive
     8M           Summit - Fairfield Inn Boise                                   3300 South Shoshone Street
     8N           Summit - Comfort Suites Charleston                             107 Alex Lane
     8O           Summit - Springhill Suites Lithia Springs                      960 Bob Arnold Boulevard
-----------------------------------------------------------------------------------------------------------------------------------
     8P           Summit - Hampton Inn Fort Collins                              1620 Oakridge Drive
     8Q           Summit - Springhill Suites Nashville                           250 Athens Way
     8R           Summit - Springhill Suites Baton Rouge                         7979 Essen Park Avenue
     8S           Summit - Fairfield Inn Salina                                  1740 West Crawford Street
     8T           Summit - Hampton Inn Provo                                     1511 South 40 East
-----------------------------------------------------------------------------------------------------------------------------------
     8U           Summit - Fairfield Inn Baton Rouge                             7959 Essen Park Avenue
     8V           Summit - Comfort Inn Salina                                    1820 West Crawford Street
     8W           Summit - Holiday Inn Express Hotel & Suites Emporia            2921 West 18th Avenue
     8X           Summit - Fairfield Inn Emporia                                 2930 Eaglecrest Drive
     8Y           Summit - Comfort Suites Fort Worth                             6851 West Freeway
-----------------------------------------------------------------------------------------------------------------------------------
     8Z           Summit - Comfort Suites Lakewood                               11909 West 6th Avenue
    8AA           Summit - Fairfield Inn Lakewood                                11907 West 6th Avenue
     9            The Woodbury Office Portfolio I                                Various
     9A           65 Froehlich Farm Boulevard                                    65 Froehlich Farm Boulevard
     9B           100 Crossways Park West                                        100 Crossways Park Drive West
-----------------------------------------------------------------------------------------------------------------------------------
     9C           105 Froehlich Farm Boulevard                                   105 Froehlich Farm Boulevard
     9D           111 Crossways Park West                                        111 Crossways Park Drive West
     9E           150 Crossways Park West                                        150 Crossways Park Drive West
     9F           185-205 Froehlich Farm Boulevard                               185-205 Froehlic Farm Boulevard
     9G           370 Crossways Park Drive                                       370 Crossways Park Drive
-----------------------------------------------------------------------------------------------------------------------------------
     9H           400 Crossways Park Drive                                       400 Crossways Park Drive
     9I           420 Crossways Park Drive                                       420 Crossways Park Drive
     9J           7600 Jericho Turnpike                                          7600 Jericho Turnpike
     10           Ridgmar Mall                                                   2060 Green Oaks Road
     11           Lembi Portfolio - Citi Properties I LLC                        Various
-----------------------------------------------------------------------------------------------------------------------------------
    11A           980 Bush Street                                                980 Bush Street
    11B           665 Eddy                                                       665 Eddy Street
    11C           725 Ellis Street                                               725 Ellis Street
    11D           701 Fell                                                       701 Fell Street
    11E           520 Geary                                                      520 Geary Street
-----------------------------------------------------------------------------------------------------------------------------------
    11F           525 Leavenworth                                                525 Leavenworth Street
    11G           535 Leavenworth                                                535 Leavenworth Street
    11H           666 O'Farrell                                                  666 O'Farrell Street
    11I           675 O'Farrell                                                  675 O'Farrell Street
    11J           930 Post                                                       930 Post Street
-----------------------------------------------------------------------------------------------------------------------------------
    11K           2656 Van Ness                                                  2656 Van Ness Avenue
     12           Leavitt Portfolio                                              Various
    12A           Leavitt - O'Donnell Business Park                              21222-21246 West Valley Highway &
                                                                                   6835-7035 South 212th Street
    12B           Leavitt - West Valley Commerce Center                          7030-7066 South 188th Street
    12C           Leavitt - 4th and Holgate                                      1750 & 1760 4th Avenue South
-----------------------------------------------------------------------------------------------------------------------------------
    12D           Leavitt - Travelodge                                           4725 25th Avenue NE
    12E           Leavitt - Pacific Propeller                                    5802 South 228th Street
    12F           Leavitt - Blockbuster Video                                    4701 25th Avenue NE
    12G           Leavitt - W.W. Grainger-Bellingham                             427 Ohio Street
    12H           Leavitt - 4th and Forest                                       2737, 2743, 2749 & 2763 4th Avenue South
-----------------------------------------------------------------------------------------------------------------------------------
    12I           Leavitt - Bensussen Deutsch                                    18715 141st Avenue NE
    12J           Leavitt - Rodda Paint & Warehouse                              3834 & 3838 4th Avenue South
    12K           Leavitt - Parker Paint/Burke Buildings                         2924-2932 4th Avenue South
    12L           Leavitt - 2760 4th Avenue                                      2760 4th Avenue South
    12M           Leavitt - Denny's Restaurant                                   2762 4th Avenue South
-----------------------------------------------------------------------------------------------------------------------------------
    12N           Leavitt - Mayo's Grocery & Siren Tavern                        3401 4th Avenue South
     13           Bank of America Place                                          200 Meeting Street
     14           Westminster Village                                            1349 Pawtucket Blvd
     15           North Plaza Shopping Center                                    8858 Waltham Woods Road
     16           Food Emporium                                                  2409-2415 Broadway/250 West 90th Street
-----------------------------------------------------------------------------------------------------------------------------------
     17           Kaka'ako Warehouse                                             850 Kawaiahao Street
     18           iPark on the Hudson                                            28 Wells Avenue
     19           100 South Bedford                                              100 South Bedford Road
     20           895 Broadway                                                   895 Broadway
     21           548 West 28th Street                                           548-554 West 28th Street
-----------------------------------------------------------------------------------------------------------------------------------
     22           Schubiner Portfolio                                            Various
    22A           2520 Telegraph Road                                            2520 Telegraph Road
    22B           40700 Woodward Avenue                                          40700 Woodward Avenue
    22C           2550 Telegraph Road                                            2550 Telegraph Road
     23           Lembi Portfolio - Trophy Properties I LLC                      Various
-----------------------------------------------------------------------------------------------------------------------------------
    23A           1408 California                                                1408 California Street
    23B           2 Guerrero                                                     2 Guerrero Street
    23C           400 Page                                                       400 Page Street
     24           Hartz Fee Portfolio                                            Various
    24A           BRE/Amerisuites                                                575 Park Plaza Drive
-----------------------------------------------------------------------------------------------------------------------------------
    24B           BRE/Homestead                                                  50 Plaza Drive
    24C           Linens N Things, Inc.                                          150 Harmon Meadow Boulevard
     25           Club Fit Plaza                                                 9900-10090 Pines Boulevard
     26           Quality Suites and Holiday Inn Express Hotels-Mira Mesa        9880 & 9888 Mira Mesa Boulevard
     27           Sunkist Shopping Center                                        13847-13965 E. Amar Road
-----------------------------------------------------------------------------------------------------------------------------------
     28           Bahama Glen                                                    2540 Bahama Drive
     29           Foster Plaza IX                                                750 Holiday Drive
     30           River Park Shopping Center                                     4200-4330 East Judge Perez Drive
     31           Dover II                                                       9211-9221 Bolsa Avenue
     32           Lembi Portfolio - Hermann Street LLC                           15 Hermann Street
-----------------------------------------------------------------------------------------------------------------------------------
     33           Boulevard Shops                                                14635 Baltimore Avenue
     34           Hughes Airport Center                                          250 Pilot Road
     35           Vineyard Plaza                                                 2311-2385 North Oxnard Boulevard
     36           Rice Creek Village                                             4611 Hard Scrabble Road
     37           Lake Geneva Centre                                             201 South Edwards Boulevard
-----------------------------------------------------------------------------------------------------------------------------------
     38           Lembi Portfolio - Sutter Street Associates I                   861 Sutter Street
     39           Town Hall Commons Office Building                              101 J. Morris Commons Lane
     40           Brooklyn Multifamily                                           Various
    40A           436 Graham Avenue                                              436 Graham Avenue
    40B           429 Graham Avenue                                              429 Graham Avenue
-----------------------------------------------------------------------------------------------------------------------------------
    40C           113 North 8th Street                                           113 North 8th Street
    40D           137 North 8th Street                                           137 North 8th Street
    40E           14 Judge Street                                                14 Judge Street
    40F           24 Skillman Avenue                                             24 Skillman Avenue
    40G           29 Orient Avenue                                               29 Orient Avenue
-----------------------------------------------------------------------------------------------------------------------------------
     41           Venture Tech II & III                                          3200-3400 Research Forest Drive &
                                                                                   8701 New Trails Drive
     42           901 Northpoint Business Plaza                                  901 Northpoint Pkwy
     43           Hunter's Ridge Apartments                                      4012 W. Michigan Avenue
     44           Valley Center Mall                                             215 North Central Avenue
     45           The Railyard                                                   601 East Whitestone Boulevard
-----------------------------------------------------------------------------------------------------------------------------------
     46           Park Place Plaza                                               20 West Park Avenue
     47           Grande Oaks Apartments                                         3260 Justina Road
     48           Frankford Center                                               18110 Midway Road
     49           Stonehill Terrace Apartments                                   3101 W. Northgate Drive
     50           Acadian House and Willow Bend Apartments                       Various
-----------------------------------------------------------------------------------------------------------------------------------
    50A           Acadian House Apartments                                       710 South College Road
    50B           Willow Bend Apartments                                         101 Glouchester Road
     51           Golden Shoppes                                                 7750 Okeechobee Boulevard
     52           Lake Colony Apartments                                         4605 Chaha Road and 6001 Lake Hubbard Parkway
     53           Main Street Commons                                            559 Main Street
-----------------------------------------------------------------------------------------------------------------------------------
     54           Shoppes of Paddock Park                                        3101 SW 34th Avenue
     55           Dunlop Village                                                 1 Dunlop Village Circle
     56           Welleby Square                                                 10018 West Oakland Park Blvd
     57           Palmetto Plaza                                                 493 N Guignard Road
     58           Highland Point Shopping Center                                 1940-1952 Justin Road
-----------------------------------------------------------------------------------------------------------------------------------
     59           Gulf Points Square                                             15600 San Carlos Boulevard
     60           The Fountains Apartments                                       5054 Hildring Drive East
     61           Imperial Parks                                                 115 West Loudon Avenue and 815 Newtown Pike
     62           Park Manor Apartments                                          2934 West Pioneer Drive
     63           Winding Woods                                                  325 Winding Woods Drive
-----------------------------------------------------------------------------------------------------------------------------------
     64           Forum Plaza Shopping Center                                    1040-1360 Forum Drive
     65           Lyons Plaza                                                    1301-1509 Lyons Road
     66           Supercenter Plaza                                              46 Supercenter Plaza Drive
     67           Dayton Mall Shoppes                                            8106-8160 Springboro Pike
     68           Portland Village                                               112 Knight Street
-----------------------------------------------------------------------------------------------------------------------------------
     69           Exchange Loft Apartments                                       580 East Broad Street
     70           Marianna Gardens                                               3070 Carters Mill Road
     71           Pontchartrain Square                                           3555 Highway 190
     72           Smoky Hill                                                     18525 East Smoky Hill Road
     73           Fountain Square Apartments                                     5100 Walden Avenue
-----------------------------------------------------------------------------------------------------------------------------------
     74           Ventura Commerce Center                                        4567 Telephone Road
     75           Walgreens - Raleigh                                            4309 Falls of Neuse Road
     76           Dunn Avenue Plaza                                              1400 Dunn Avenue
     77           Terrace Club Apartments                                        7402 Heritage Hills Drive
     78           Food Basics                                                    3995 East Fourteen Mile Road
-----------------------------------------------------------------------------------------------------------------------------------
     79           Birdneck Shopping Center                                       1077 Virginia Beach Blvd.
     80           Greenbrier Apartments                                          2405 South 13th Street
     81           Louisa Plaza                                                   U.S. Hwy 23 at Townhill Road
     82           Hillside Apartments                                            2910 Prichard Lane
     83           Eighth Avenue Professional Building                            1530 Eighth Avenue
-----------------------------------------------------------------------------------------------------------------------------------
     84           Texas Best Self Storage                                        16002 Nacogdoches Road
     85           Alamo Self Storage                                             903 Industrial Drive
     86           Northmark Office                                               207 Market Avenue North
     87           Flagship Properties                                            Various
    87A           Coolbreeze Mobile Home Park and Leedean Mobile Home Park       3030 and 3052 Ashgrove Road
-----------------------------------------------------------------------------------------------------------------------------------
    87B           Jamestown Village Mobile Home Park                             100 Jamestown Village
     88           Fairfield Apartments                                           7900-7922 Fairfield Street
     89           Inland Seas Apartments                                         1301 Inland Seas Boulevard
     90           Turtle Creek Apartments                                        3114 Rex Cruse Drive
     91           Shops at Peachtree Parkway                                     5975 Peachtree Parkway
-----------------------------------------------------------------------------------------------------------------------------------
     92           Krona Distribution Center                                      624 Krona Drive
     93           Youngblood Portfolio                                           Various
    93A           Forestdale Mobile Home Park                                    2926 Una Street
    93B           Pineview Mobile Home Park                                      70 Cloverleaf Trailer Park
     94           Lenox Place Apartments                                         11311 N. 22nd Street
-----------------------------------------------------------------------------------------------------------------------------------
     95           Orange Park Center                                             195 Blanding Boulevard
     96           World Self Storage                                             1549 Russell Parkway
     97           Matlock Shopping Center                                        4300 Matlock Road
     98           Murphy Rd Self Storage                                         13700 Murphy Road
     99           Northpark Business Center                                      1401-1425 North Park Drive
-----------------------------------------------------------------------------------------------------------------------------------
    100           Woolworth Building                                             555 Main Street
    101           Executive House Apartments                                     2700 West Grauwyler Road
    102           Kmart - Parkersburg                                            1050 Division Street
    103           5 Star Self-Storage                                            12317 White Bluff Road
    104           Anderson-Woodridge                                             Various
-----------------------------------------------------------------------------------------------------------------------------------
    104A          Village Square                                                 5201 Kingston Pike
    104B          Homberg Building                                               5410 Homberg Drive
    105           Allen 5 Star Center                                            1719 Angel Parkway
    106           TS Star of Mt. Pleasant Center                                 1401 South Jefferson Avenue
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                CROSS             ORIGINAL        CUT-OFF DATE
 CONTROL                                                                    COLLATERALIZED         BALANCE           BALANCE
   NO.        CITY              STATE                  ZIP                   GROUPS (61)             ($)              ($)
----------------------------------------------------------------------------------------------------------------------------------

    1       New York             NY                   10022                No                    225,000,000      225,000,000
    2       Woodbury             NY                   11797                No                    163,595,000      163,595,000
    2A      Woodbury             NY                   11797                Yes (LBUBS-A)
    2B      Woodbury             NY                   11797                Yes (LBUBS-A)
    2C      Woodbury             NY                   11797                Yes (LBUBS-A)
----------------------------------------------------------------------------------------------------------------------------------
    2D      Woodbury             NY                   11797                Yes (LBUBS-A)
    2E      Woodbury             NY                   11797                Yes (LBUBS-A)
    2F      Woodbury             NY                   11797                Yes (LBUBS-A)
    2G      Woodbury             NY                   11797                Yes (LBUBS-A)
    2H      Woodbury             NY                   11797                Yes (LBUBS-A)
----------------------------------------------------------------------------------------------------------------------------------
    2I      Woodbury             NY                   11797                Yes (LBUBS-A)
    2J      Woodbury             NY                   11797                Yes (LBUBS-A)
    2K      Woodbury             NY                   11797                Yes (LBUBS-A)
    2L      Woodbury             NY                   11797                Yes (LBUBS-A)
    2M      Woodbury             NY                   11797                Yes (LBUBS-A)
----------------------------------------------------------------------------------------------------------------------------------
    2N      Woodbury             NY                   11797                Yes (LBUBS-A)
    2O      Woodbury             NY                   11797                Yes (LBUBS-A)
    2P      Woodbury             NY                   11797                Yes (LBUBS-A)
    2Q      Woodbury             NY                   11797                Yes (LBUBS-A)
    2R      Woodbury             NY                   11797                Yes (LBUBS-A)
----------------------------------------------------------------------------------------------------------------------------------
    2S      Woodbury             NY                   11797                Yes (LBUBS-A)
    2T      Woodbury             NY                   11797                Yes (LBUBS-A)
    2U      Woodbury             NY                   11797                Yes (LBUBS-A)
    2V      Woodbury             NY                   11797                Yes (LBUBS-A)
    3       Various              Various             Various               No                    157,250,000      157,250,000
----------------------------------------------------------------------------------------------------------------------------------
    3A      Coon Rapids          MN                   55448                Yes (UBS-C)
    3B      Plainville           CT                   06062                Yes (UBS-C)
    3C      Brandon              FL                   33511                Yes (UBS-C)
    3D      Brandon              FL                   33511                Yes (UBS-C)
    3E      Brown Deer           WI                   53209                Yes (UBS-C)
----------------------------------------------------------------------------------------------------------------------------------
    3F      Brown Deer           WI                   53209                Yes (UBS-C)
    3G      Brentwood            TN                   37027                Yes (UBS-C)
    3H      Brookfield           WI                   53005                Yes (UBS-C)
    4       Waltham              MA                   02451                No                    145,000,000      145,000,000
    4A      Waltham              MA                   02451                Yes (LB-A)
----------------------------------------------------------------------------------------------------------------------------------
    4B      Waltham              MA                   02451                Yes (LB-A)
    4C      Waltham              MA                   02451                Yes (LB-A)
    4D      Waltham              MA                   02451                Yes (LB-A)
    5       Bellevue             WA                   98004                No                    113,500,000      113,500,000
    6       Saddle Brook         NJ                   07663                No                    100,000,000      100,000,000
----------------------------------------------------------------------------------------------------------------------------------
    7       Various              Various             Various               No                     90,000,000       90,000,000
    7A      Jamaica              NY                   11451                Yes (LB-B)
    7B      Suitland             MD                   20748                Yes (LB-B)
    7C      Morris Township      NJ                   07960                Yes (LB-B)
    7D      Pembroke Pines       FL                   33025                Yes (LB-B)
----------------------------------------------------------------------------------------------------------------------------------
    7E      Philadelphia         PA                   19132                Yes (LB-B)
    7F      Davie                FL                   33325                Yes (LB-B)
    7G      Ft. Lauderdale       FL                   33312                Yes (LB-B)
    7H      Vista                CA                   92307                Yes (LB-B)
    7I      Randolph             NJ                   07869                Yes (LB-B)
----------------------------------------------------------------------------------------------------------------------------------
    7J      San Bernardino       CA                   92346                Yes (LB-B)
    7K      Apple Valley         CA                   92307                Yes (LB-B)
    7L      Slidell              LA                   70458                Yes (LB-B)
    7M      Miami                FL                   33190                Yes (LB-B)
    7N      Hemet                CA                   92544                Yes (LB-B)
----------------------------------------------------------------------------------------------------------------------------------
    7O      Norcross             GA                   30092                Yes (LB-B)
    7P      Leominster           MA                   01453                Yes (LB-B)
    7Q      Manchester           CT                   06040                Yes (LB-B)
    7R      Enfield              CT                   06082                Yes (LB-B)
    8       Various              Various             Various               No                     88,000,000       87,580,808
----------------------------------------------------------------------------------------------------------------------------------
    8A      Bellevue             WA                   98007                Yes (LB-C)
    8B      Denver               CO                   80249                Yes (LB-C)
    8C      Medford              OR                   97501                Yes (LB-C)
    8D      Overland Park        KS                   66212                Yes (LB-C)
    8E      Twin Falls           ID                   83301                Yes (LB-C)
----------------------------------------------------------------------------------------------------------------------------------
    8F      Twin Falls           ID                   83301                Yes (LB-C)
    8G      Spokane              WA                   99202                Yes (LB-C)
    8H      Charleston           WV                   25304                Yes (LB-C)
    8I      Twin Falls           ID                   83301                Yes (LB-C)
    8J      Boise                ID                   83705                Yes (LB-C)
----------------------------------------------------------------------------------------------------------------------------------
    8K      Baton Rouge          LA                   70809                Yes (LB-C)
    8L      Little Rock          AR                   72205                Yes (LB-C)
    8M      Boise                ID                   83705                Yes (LB-C)
    8N      Charleston           WV                   25304                Yes (LB-C)
    8O      Lithia Springs       GA                   30122                Yes (LB-C)
----------------------------------------------------------------------------------------------------------------------------------
    8P      Fort Collins         CO                   80525                Yes (LB-C)
    8Q      Nashville            TN                   37228                Yes (LB-C)
    8R      Baton Rouge          LA                   70809                Yes (LB-C)
    8S      Salina               KS                   67401                Yes (LB-C)
    8T      Provo                UT                   84601                Yes (LB-C)
----------------------------------------------------------------------------------------------------------------------------------
    8U      Baton Rouge          LA                   70809                Yes (LB-C)
    8V      Salina               KS                   67401                Yes (LB-C)
    8W      Emporia              KS                   66801                Yes (LB-C)
    8X      Emporia              KS                   66801                Yes (LB-C)
    8Y      Fort Worth           TX                   76116                Yes (LB-C)
----------------------------------------------------------------------------------------------------------------------------------
    8Z      Lakewood             CO                   80401                Yes (LB-C)
   8AA      Lakewood             CO                   80401                Yes (LB-C)
    9       Woodbury             NY                   11797                No                     63,500,000       63,500,000
    9A      Woodbury             NY                   11797                Yes (LBUBS-B)
    9B      Woodbury             NY                   11797                Yes (LBUBS-B)
----------------------------------------------------------------------------------------------------------------------------------
    9C      Woodbury             NY                   11797                Yes (LBUBS-B)
    9D      Woodbury             NY                   11797                Yes (LBUBS-B)
    9E      Woodbury             NY                   11797                Yes (LBUBS-B)
    9F      Woodbury             NY                   11797                Yes (LBUBS-B)
    9G      Woodbury             NY                   11797                Yes (LBUBS-B)
----------------------------------------------------------------------------------------------------------------------------------
    9H      Woodbury             NY                   11797                Yes (LBUBS-B)
    9I      Woodbury             NY                   11797                Yes (LBUBS-B)
    9J      Woodbury             NY                   11797                Yes (LBUBS-B)
    10      Fort Worth           TX                   76116                No                     57,400,000       57,400,000
    11      San Francisco        CA                  Various               Yes (UBS-A)            51,627,000       51,627,000
----------------------------------------------------------------------------------------------------------------------------------
   11A      San Francisco        CA                   94109                Yes (UBS-A)
   11B      San Francisco        CA                   94109                Yes (UBS-A)
   11C      San Francisco        CA                   94109                Yes (UBS-A)
   11D      San Francisco        CA                   94117                Yes (UBS-A)
   11E      San Francisco        CA                   94102                Yes (UBS-A)
----------------------------------------------------------------------------------------------------------------------------------
   11F      San Francisco        CA                   94109                Yes (UBS-A)
   11G      San Francisco        CA                   94109                Yes (UBS-A)
   11H      San Francisco        CA                   94109                Yes (UBS-A)
   11I      San Francisco        CA                   94109                Yes (UBS-A)
   11J      San Francisco        CA                   94109                Yes (UBS-A)
----------------------------------------------------------------------------------------------------------------------------------
   11K      San Francisco        CA                   94109                Yes (UBS-A)
    12      Various              WA                  Various               No                     35,000,000       35,000,000
   12A      Kent                 WA                   98031                Yes (LB-D)
   12B      Kent                 WA                   98032                Yes (LB-D)
   12C      Seattle              WA                   98134                Yes (LB-D)
----------------------------------------------------------------------------------------------------------------------------------
   12D      Seattle              WA                   98105                Yes (LB-D)
   12E      Kent                 WA                   98032                Yes (LB-D)
   12F      Seattle              WA                   98105                Yes (LB-D)
   12G      Bellingham           WA                   98225                Yes (LB-D)
   12H      Seattle              WA                   98134                Yes (LB-D)
----------------------------------------------------------------------------------------------------------------------------------
   12I      Woodinville          WA                   98072                Yes (LB-D)
   12J      Seattle              WA                   98134                Yes (LB-D)
   12K      Seattle              WA                   98134                Yes (LB-D)
   12L      Seattle              WA                   98134                Yes (LB-D)
   12M      Seattle              WA                   98134                Yes (LB-D)
----------------------------------------------------------------------------------------------------------------------------------
   12N      Seattle              WA                   98134                Yes (LB-D)
    13      Charleston           SC                   29401                No                     34,400,000       34,400,000
    14      Lowell               MA                   01854                No                     34,000,000       34,000,000 (44)
    15      Parkville            MD                   21232                No                     30,800,000       30,800,000
    16      New York             NY                   10024                Yes (LB-E)             18,060,000       18,042,949
----------------------------------------------------------------------------------------------------------------------------------
    17      Honolulu             HI                   96813                No                     16,000,000       16,000,000
    18      Yonkers              NY                   10701                No                     15,725,000       15,710,447
    19      Mount Kisco          NY                   10549                No                     15,700,000       15,663,488
    20      New York             NY                   10003                No                     15,000,000       14,986,497
    21      New York             NY                   10001                No                     14,950,000       14,950,000
----------------------------------------------------------------------------------------------------------------------------------
    22      Bloomfield Hills     MI                  Various               No                     14,500,000       14,488,265
   22A      Bloomfield Hills     MI                   48302                Yes (UBS-B)
   22B      Bloomfield Hills     MI                   48304                Yes (UBS-B)
   22C      Bloomfield Hills     MI                   48302                Yes (UBS-B)
    23      San Francisco        CA                  Various               Yes (UBS-A)            13,886,000       13,886,000
----------------------------------------------------------------------------------------------------------------------------------
   23A      San Francisco        CA                   94109                Yes (UBS-A)
   23B      San Francisco        CA                   94103                Yes (UBS-A)
   23C      San Francisco        CA                   94102                Yes (UBS-A)
    24      Secaucus             NJ                   07094                No                     13,500,000       13,500,000
   24A      Secaucus             NJ                   07094                Yes (UBS-H)
----------------------------------------------------------------------------------------------------------------------------------
   24B      Secaucus             NJ                   07094                Yes (UBS-H)
   24C      Secaucus             NJ                   07094                Yes (UBS-H)
    25      Pembroke Pines       FL                   33024                No                     13,500,000       13,435,086
    26      San Diego            CA                   92131                No                     13,325,000       13,249,640
    27      La Puente            CA                   91746                No                     13,000,000       13,000,000
----------------------------------------------------------------------------------------------------------------------------------
    28      Dallas               TX                   75211                No                     12,340,000       12,340,000
    29      Greentree Borough    PA                   15220                No                     12,300,000       12,300,000
    30      Meraux               LA                   70075                No                     12,080,000       12,080,000
    31      Westminster          CA                   92683                No                     12,000,000       11,944,094
    32      San Francisco        CA                   94102                Yes (UBS-A)            11,442,000       11,442,000
----------------------------------------------------------------------------------------------------------------------------------
    33      Laurel               MD                   20707                No                     11,000,000       11,000,000
    34      Las Vegas            NV                   89119                No                     10,000,000       10,000,000
    35      Oxnard               CA                   93036                No                      9,300,000        9,300,000
    36      Columbia             SC                   29229                No                      8,500,000        8,500,000
    37      Lake Geneva          WI                   53147                No                      8,300,000        8,300,000
----------------------------------------------------------------------------------------------------------------------------------
    38      San Francisco        CA                   94109                Yes (UBS-A)             8,045,000        8,045,000
    39      Morrisville          NC                   27560                No                      7,800,000        7,788,521
    40      Brooklyn             NY                   11211                No                      7,750,000        7,742,970
   40A      Brooklyn             NY                   11211                Yes (UBS-E)
   40B      Brooklyn             NY                   11211                Yes (UBS-E)
----------------------------------------------------------------------------------------------------------------------------------
   40C      Brooklyn             NY                   11211                Yes (UBS-E)
   40D      Brooklyn             NY                   11211                Yes (UBS-E)
   40E      Brooklyn             NY                   11211                Yes (UBS-E)
   40F      Brooklyn             NY                   11211                Yes (UBS-E)
   40G      Brooklyn             NY                   11211                Yes (UBS-E)
----------------------------------------------------------------------------------------------------------------------------------
    41      The Woodlands        TX                   77381                No                      7,750,000        7,723,806
    42      West Palm Beach      FL                   33407                No                      7,400,000        7,400,000
    43      Kalamazoo            MI                   49006                No                      7,200,000        7,200,000
    44      Duluth               MN                   55807                No                      6,755,000        6,734,570
    45      Cedar Park           TX                   78613                No                      6,600,000        6,578,345
----------------------------------------------------------------------------------------------------------------------------------
    46      Vineland             NJ                   08360                No                      6,500,000        6,493,863
    47      Jacksonville         FL                   32277                No                      6,500,000        6,493,787
    48      Dallas               TX                   75287                No                      6,000,000        5,994,489
    49      Irving               TX                   75062                No                      5,950,000        5,950,000
    50      Lafayette            LA                  Various               No                      5,943,000        5,938,074
----------------------------------------------------------------------------------------------------------------------------------
   50A      Lafayette            LA                   70503                Yes (UBS-V)
   50B      Lafayette            LA                   70506                Yes (UBS-V)
    51      West Palm Beach      FL                   33411                No                      5,845,000        5,837,019
    52      Garland              TX                   76043                No                      5,700,000        5,700,000
    53      Bethlehem            PA                   18018                Yes (LB-G)              5,620,000        5,620,000
----------------------------------------------------------------------------------------------------------------------------------
    54      Ocala                FL                   34474                No                      5,500,000        5,481,857
    55      Colonial Heights     VA                   23834                Yes (LB-F)              5,400,000        5,386,940
    56      Sunrise              FL                   33351                No                      5,250,000        5,244,945
    57      Sumter               SC                   29150                Yes (LB-F)              5,120,000        5,107,617
    58      Highland Village     TX                   75077                No                      4,900,000        4,895,397
----------------------------------------------------------------------------------------------------------------------------------
    59      Ft. Myers            FL                   33908                No                      4,600,000        4,584,825
    60      Fort Worth           TX                   76132                No                      4,500,000        4,500,000
    61      Lexington            KY           40508 (Imperial Park),
                                             40511 (Imperial Estates)      No                      4,450,000        4,450,000
    62      Irving               TX                   75061                No                      4,400,000        4,395,968
    63      O'Fallon             MO                   63366                No                      4,400,000        4,389,834
----------------------------------------------------------------------------------------------------------------------------------
    64      Rolla                MO                   65401                No                      4,400,000        4,379,408
    65      Coconut Creek        FL                   33063                No                      4,300,000        4,280,178
    66      Lewistown            PA                   17044                No                      4,000,000        3,996,024
    67      Miamisburg           OH                   45342                No                      3,942,000        3,942,000
    68      Portland Village     TN                   37148                Yes (LB-F)              3,760,000        3,760,000
----------------------------------------------------------------------------------------------------------------------------------
    69      Athens               GA                   30601                No                      3,700,000        3,691,239
    70      Marianna             FL                   32446                No                      3,700,000        3,682,944
    71      Mandeville           LA                   70471                No                      3,670,000        3,670,000
    72      Centennial           CO                   80015                No                      3,650,000        3,650,000
    73      Fort Worth           TX                   76132                No                      3,520,000        3,520,000
----------------------------------------------------------------------------------------------------------------------------------
    74      Ventura              CA                   93003                No                      3,520,000        3,520,000
    75      Raleigh              NC                   27609                No                      3,500,000        3,500,000
    76      Jacksonville         FL                   32218                No                      3,450,000        3,446,783
    77      Tampa                FL                   33637                No                      3,450,000        3,440,896
    78      Sterling Heights     MI                   48310                Yes (LB-E)              3,440,000        3,436,752
----------------------------------------------------------------------------------------------------------------------------------
    79      Virginia Beach       VA                   23451                Yes (LB-F)              3,300,000        3,292,019
    80      Temple               TX                   76504                No                      3,200,000        3,200,000
    81      Louisa               KY                   41230                Yes (LB-F)              3,100,000        3,092,502
    82      Dallas               TX                   75227                No                      3,050,000        3,026,866
    83      Bethlehem            PA                   18018                Yes (LB-G)              3,000,000        3,000,000
----------------------------------------------------------------------------------------------------------------------------------
    84      San Antonio          TX                   78247                No                      3,000,000        3,000,000
    85      Copperas Cove        TX                   76522                No                      2,560,000        2,554,359
    86      Canton               OH                   44702                No                      2,500,000        2,500,000
    87      Various              KY                  Various               No                      2,330,000        2,327,026
   87A      Nicholasville        KY                   40356                Yes (UBS-L)
----------------------------------------------------------------------------------------------------------------------------------
   87B      Bulan                KY                   41722                Yes (UBS-L)
    88      Philadelphia         PA                   19152                No                      2,280,000        2,274,593
    89      Winter Garden        FL                   34787                No                      2,200,000        2,192,743
    90      Sherman              TX                   75092                No                      2,120,000        2,114,964
    91      Norcross             GA                   30092                No                      2,100,000        2,100,000
----------------------------------------------------------------------------------------------------------------------------------
    92      Plano                TX                   75074                Yes (LB-H)              2,080,000        2,080,000
    93      Various              AL                  Various               No                      2,080,000        2,071,047
   93A      Birmingham           AL                   35214                Yes (UBS-K)
   93B      Adamsville           AL                   35005                Yes (UBS-K)
    94      Tampa                FL                   33612                No                      2,000,000        1,993,402
----------------------------------------------------------------------------------------------------------------------------------
    95      Orange Park          FL                   32073                No                      1,900,000        1,898,224
    96      Warner Robins        GA                   31088                No                      1,850,000        1,850,000
    97      Arlington            TX                   76018                No                      1,700,000        1,694,490
    98      Stafford             TX                   77477                No                      1,700,000        1,692,163
    99      Fort Worth           TX                   76102                Yes (LB-H)              1,600,000        1,600,000
----------------------------------------------------------------------------------------------------------------------------------
   100      Bethlehem            PA                   18018                Yes (LB-G)              1,580,000        1,580,000
   101      Irving               TX                   75061                No                      1,380,000        1,375,503
   102      Parkersburg          WV                   26101                No                      1,350,000        1,350,000
   103      Savannah             GA                   31419                No                      1,100,000        1,096,444
   104      Knoxville            TN                   37919                No                      1,100,000        1,094,929
----------------------------------------------------------------------------------------------------------------------------------
   104A     Knoxville            TN                   37919                Yes (LB-I)
   104B     Knoxville            TN                   37919                Yes (LB-I)
   105      Allen                TX                   75002                No                        900,000          897,083
   106      Mount Pleasant       TX                   75455                No                        820,000          817,343
----------------------------------------------------------------------------------------------------------------------------------

           % OF AGGREGATE   CUMULATIVE %                    ADMINISTRATIVE        INTEREST                              ORIGINAL
 CONTROL    CUT-OFF DATE   OF INITIAL POOL    MORTGAGE           COST              ACCRUAL       AMORTIZATION         INTEREST-ONLY
   NO.        BALANCE          BALANCE        RATE (%)         RATE (%)             BASIS            TYPE             PERIOD (MOS.)
------------------------------------------------------------------------------------------------------------------------------------

    1          11.59%          11.59%              5.64300           0.02105     Actual/360   Balloon                        0
    2          8.42%           20.01%              5.32000           0.02105     Actual/360   Interest-Only, Balloon        36
    2A
    2B
    2C
------------------------------------------------------------------------------------------------------------------------------------
    2D
    2E
    2F
    2G
    2H
------------------------------------------------------------------------------------------------------------------------------------
    2I
    2J
    2K
    2L
    2M
------------------------------------------------------------------------------------------------------------------------------------
    2N
    2O
    2P
    2Q
    2R
------------------------------------------------------------------------------------------------------------------------------------
    2S
    2T
    2U
    2V
    3          8.10%           28.11%              4.82200           0.02105     30/360       Interest-Only                 60
------------------------------------------------------------------------------------------------------------------------------------
    3A
    3B
    3C
    3D
    3E
------------------------------------------------------------------------------------------------------------------------------------
    3F
    3G
    3H
    4          7.47%           35.57%              4.70400           0.02105     Actual/360   Interest-Only                 60
    4A
------------------------------------------------------------------------------------------------------------------------------------
    4B
    4C
    4D
    5          5.84%           41.42%              5.50750           0.02105     Actual/360   Interest-Only                120
    6          5.15%           46.56%              5.55750           0.02105     Actual/360   Interest-Only                121
------------------------------------------------------------------------------------------------------------------------------------
    7          4.63%           51.20%              5.32500           0.02105     Actual/360   Interest-Only, Balloon        12
    7A
    7B
    7C
    7D
------------------------------------------------------------------------------------------------------------------------------------
    7E
    7F
    7G
    7H
    7I
------------------------------------------------------------------------------------------------------------------------------------
    7J
    7K
    7L
    7M
    7N
------------------------------------------------------------------------------------------------------------------------------------
    7O
    7P
    7Q
    7R
    8          4.51%           55.71%              5.40250           0.02105     Actual/360   Balloon                        0
------------------------------------------------------------------------------------------------------------------------------------
    8A
    8B
    8C
    8D
    8E
------------------------------------------------------------------------------------------------------------------------------------
    8F
    8G
    8H
    8I
    8J
------------------------------------------------------------------------------------------------------------------------------------
    8K
    8L
    8M
    8N
    8O
------------------------------------------------------------------------------------------------------------------------------------
    8P
    8Q
    8R
    8S
    8T
------------------------------------------------------------------------------------------------------------------------------------
    8U
    8V
    8W
    8X
    8Y
------------------------------------------------------------------------------------------------------------------------------------
    8Z
   8AA
    9          3.27%           58.98%              5.27000           0.02105     Actual/360   Interest-Only                 60
    9A
    9B
------------------------------------------------------------------------------------------------------------------------------------
    9C
    9D
    9E
    9F
    9G
------------------------------------------------------------------------------------------------------------------------------------
    9H
    9I
    9J
    10         2.96%           61.93%              6.07250           0.02105     Actual/360   Interest-Only                 60
    11         2.66%           64.59%              5.98000           0.02105     Actual/360   Interest-Only                 60
------------------------------------------------------------------------------------------------------------------------------------
   11A
   11B
   11C
   11D
   11E
------------------------------------------------------------------------------------------------------------------------------------
   11F
   11G
   11H
   11I
   11J
------------------------------------------------------------------------------------------------------------------------------------
   11K
    12         1.80%           66.39%              5.76000           0.02105     Actual/360   Interest-Only, Balloon        36
   12A
   12B
   12C
------------------------------------------------------------------------------------------------------------------------------------
   12D
   12E
   12F
   12G
   12H
------------------------------------------------------------------------------------------------------------------------------------
   12I
   12J
   12K
   12L
   12M
------------------------------------------------------------------------------------------------------------------------------------
   12N
    13         1.77%           68.16%              5.52000           0.02105     Actual/360   Interest-Only, Balloon        12
    14         1.75%           69.92%              6.00500           0.02105     Actual/360   Interest-Only(44)            120
    15         1.59%           71.50%              5.45000           0.02105     Actual/360   Interest-Only, Balloon        60
    16         0.93%           72.43%              5.49000           0.02105     Actual/360   Balloon                        0
------------------------------------------------------------------------------------------------------------------------------------
    17         0.82%           73.25%              6.24000           0.02105     Actual/360   Interest-Only, Balloon        36
    18         0.81%           74.06%              5.57000           0.02105     Actual/360   Balloon                        0
    19         0.81%           74.87%              5.56000           0.02105     Actual/360   Balloon                        0
    20         0.77%           75.64%              5.68000           0.02105     Actual/360   Balloon                        0
    21         0.77%           76.41%              6.22000           0.02105     Actual/360   Balloon                        0
------------------------------------------------------------------------------------------------------------------------------------
    22         0.75%           77.16%              6.09000           0.02105     Actual/360   Balloon                        0
   22A
   22B
   22C
    23         0.71%           77.87%              5.98000           0.02105     Actual/360   Interest-Only                 60
------------------------------------------------------------------------------------------------------------------------------------
   23A
   23B
   23C
    24         0.70%           78.57%              5.27500           0.02105     Actual/360   Interest-Only                120
   24A
------------------------------------------------------------------------------------------------------------------------------------
   24B
   24C
    25         0.69%           79.26%              5.34000           0.02105     Actual/360   Balloon                        0
    26         0.68%           79.94%              5.99000           0.11105     Actual/360   Balloon                        0
    27         0.67%           80.61%              5.49000           0.11105     Actual/360   Interest-Only, Balloon        24
------------------------------------------------------------------------------------------------------------------------------------
    28         0.64%           81.25%              5.29000           0.02105     Actual/360   Interest-Only, Balloon        30
    29         0.63%           81.88%              5.26000           0.02105     Actual/360   Interest-Only                 60
    30         0.62%           82.50%              5.13000           0.02105     Actual/360   Interest-Only, Balloon        24
    31         0.61%           83.12%              5.55000           0.11105     Actual/360   Balloon                        0
    32         0.59%           83.71%              5.98000           0.02105     Actual/360   Interest-Only                 60
------------------------------------------------------------------------------------------------------------------------------------
    33         0.57%           84.27%              6.07000           0.02105     Actual/360   Interest-Only, Balloon        60
    34         0.51%           84.79%              5.45000           0.11105     Actual/360   Interest-Only, Balloon        24
    35         0.48%           85.27%              6.01000           0.02105     Actual/360   Interest-Only, Balloon        36
    36         0.44%           85.70%              5.14000           0.02105     Actual/360   Interest-Only, Balloon        29
    37         0.43%           86.13%              5.44000           0.02105     Actual/360   Interest-Only                120
------------------------------------------------------------------------------------------------------------------------------------
    38         0.41%           86.54%              5.98000           0.02105     Actual/360   Interest-Only                 60
    39         0.40%           86.95%              5.25000           0.02105     Actual/360   Balloon                        0
    40         0.40%           87.34%              5.65000           0.02105     Actual/360   Balloon                        0
   40A
   40B
------------------------------------------------------------------------------------------------------------------------------------
   40C
   40D
   40E
   40F
   40G
------------------------------------------------------------------------------------------------------------------------------------
    41         0.40%           87.74%              5.37000           0.02105     Actual/360   Balloon                        0
    42         0.38%           88.12%              5.38000           0.02105     Actual/360   Interest-Only, Balloon        36
    43         0.37%           88.49%              5.16000           0.02105     Actual/360   Interest-Only                 60
    44         0.35%           88.84%              5.96000           0.02105     Actual/360   Balloon                        0
    45         0.34%           89.18%              5.49000           0.11105     Actual/360   Balloon                        0
------------------------------------------------------------------------------------------------------------------------------------
    46         0.33%           89.51%              5.49000           0.02105     Actual/360   Balloon                        0
    47         0.33%           89.85%              5.44000           0.11105     Actual/360   Balloon                        0
    48         0.31%           90.16%              5.60000           0.11105     Actual/360   Balloon                        0
    49         0.31%           90.46%              5.42000           0.02105     Actual/360   Interest-Only, Balloon        36
    50         0.31%           90.77%              6.00000           0.02105     Actual/360   Balloon                        0
------------------------------------------------------------------------------------------------------------------------------------
   50A
   50B
    51         0.30%           91.07%              5.65000           0.02105     Actual/360   Balloon                        0
    52         0.29%           91.36%              5.42000           0.02105     Actual/360   Interest-Only, Balloon        36
    53         0.29%           91.65%              5.85000           0.11105     Actual/360   Balloon                        0
------------------------------------------------------------------------------------------------------------------------------------
    54         0.28%           91.93%              5.50000           0.02105     Actual/360   Balloon                        0
    55         0.28%           92.21%              5.32000           0.02105     Actual/360   Balloon                        0
    56         0.27%           92.48%              5.41000           0.11105     Actual/360   Balloon                        0
    57         0.26%           92.75%              5.32000           0.02105     Actual/360   Balloon                        0
    58         0.25%           93.00%              5.51000           0.11105     Actual/360   Balloon                        0
------------------------------------------------------------------------------------------------------------------------------------
    59         0.24%           93.23%              5.50000           0.02105     Actual/360   Balloon                        0
    60         0.23%           93.47%              5.29000           0.02105     Actual/360   Interest-Only, Balloon        30
    61         0.23%           93.69%              6.00000           0.02105     Actual/360   Balloon                        0
    62         0.23%           93.92%              5.61000           0.02105     Actual/360   Balloon                        0
    63         0.23%           94.15%              5.60000           0.02105     Actual/360   Balloon                        0
------------------------------------------------------------------------------------------------------------------------------------
    64         0.23%           94.37%              5.52000           0.11105     Actual/360   Balloon                        0
    65         0.22%           94.59%              5.62000           0.02105     Actual/360   Balloon                        0
    66         0.21%           94.80%              5.28000           0.02105     Actual/360   Balloon                        0
    67         0.20%           95.00%              6.09860           0.02105     Actual/360   Interest-Only, Balloon        60
    68         0.19%           95.19%              5.63000           0.02105     Actual/360   Balloon                        0
------------------------------------------------------------------------------------------------------------------------------------
    69         0.19%           95.38%              5.45000           0.11105     Actual/360   Balloon                        0
    70         0.19%           95.57%              5.62000           0.11105     Actual/360   Balloon                        0
    71         0.19%           95.76%              5.93000           0.02105     Actual/360   Balloon                        0
    72         0.19%           95.95%              6.06000           0.02105     Actual/360   Interest-Only, Balloon        57
    73         0.18%           96.13%              5.29000           0.02105     Actual/360   Interest-Only, Balloon        30
------------------------------------------------------------------------------------------------------------------------------------
    74         0.18%           96.31%              6.01000           0.02105     Actual/360   Interest-Only, Balloon        36
    75         0.18%           96.49%              6.02000           0.02105     Actual/360   Balloon                        0
    76         0.18%           96.67%              5.54000           0.11105     Actual/360   Balloon                        0
    77         0.18%           96.85%              6.04000           0.02105     Actual/360   Balloon                        0
    78         0.18%           97.03%              5.49000           0.02105     Actual/360   Balloon                        0
------------------------------------------------------------------------------------------------------------------------------------
    79         0.17%           97.20%              5.32000           0.02105     Actual/360   Balloon                        0
    80         0.16%           97.36%              5.42000           0.02105     Actual/360   Interest-Only, Balloon        36
    81         0.16%           97.52%              5.32000           0.02105     Actual/360   Balloon                        0
    82         0.16%           97.68%              5.60000           0.11105     Actual/360   Balloon                        0
    83         0.15%           97.83%              5.85000           0.11105     Actual/360   Balloon                        0
------------------------------------------------------------------------------------------------------------------------------------
    84         0.15%           97.98%              5.68000           0.02105     Actual/360   Balloon                        0
    85         0.13%           98.12%              5.89000           0.02105     Actual/360   Balloon                        0
    86         0.13%           98.24%              5.99000           0.02105     Actual/360   Balloon                        0
    87         0.12%           98.36%              6.00000           0.02105     Actual/360   Balloon                        0
   87A
------------------------------------------------------------------------------------------------------------------------------------
   87B
    88         0.12%           98.48%              5.44000           0.11105     Actual/360   Balloon                        0
    89         0.11%           98.59%              5.50000           0.02105     Actual/360   Balloon                        0
    90         0.11%           98.70%              5.43000           0.02105     Actual/360   Balloon                        0
    91         0.11%           98.81%              5.30000           0.02105     Actual/360   Interest-Only, Balloon        29
------------------------------------------------------------------------------------------------------------------------------------
    92         0.11%           98.92%              5.25000           0.11105     Actual/360   Interest-Only, Balloon        24
    93         0.11%           99.02%              6.07000           0.02105     Actual/360   Balloon                        0
   93A
   93B
    94         0.10%           99.13%              5.50000           0.02105     Actual/360   Balloon                        0
------------------------------------------------------------------------------------------------------------------------------------
    95         0.10%           99.23%              5.53000           0.11105     Actual/360   Balloon                        0
    96         0.10%           99.32%              5.60000           0.02105     Actual/360   Balloon                        0
    97         0.09%           99.41%              5.58000           0.11105     Actual/360   Balloon                        0
    98         0.09%           99.49%              5.62000           0.11105     Actual/360   Balloon                        0
    99         0.08%           99.58%              5.25000           0.11105     Actual/360   Interest-Only, Balloon        24
------------------------------------------------------------------------------------------------------------------------------------
   100         0.08%           99.66%              5.85000           0.11105     Actual/360   Balloon                        0
   101         0.07%           99.73%              5.54000           0.02105     Actual/360   Balloon                        0
   102         0.07%           99.80%              6.73000           0.02105     Actual/360   Balloon                        0
   103         0.06%           99.86%              5.60000           0.11105     Actual/360   Balloon                        0
   104         0.06%           99.91%              5.62000           0.02105     Actual/360   Balloon                        0
------------------------------------------------------------------------------------------------------------------------------------
   104A
   104B
   105         0.05%           99.96%              5.58000           0.11105     Actual/360   Balloon                        0
   106         0.04%           100.00%             5.58000           0.11105     Actual/360   Balloon                        0
------------------------------------------------------------------------------------------------------------------------------------

            REMAINING          ORIGINAL             REMAINING       ORIGINAL       REMAINING                       MATURITY OR
 CONTROL  INTEREST-ONLY         TERM TO              TERM TO      AMORTIZATION   AMORTIZATION    ORIGINATION       ANTICIPATED
   NO.    PERIOD (MOS.)     MATURITY (MOS.)      MATURITY (MOS.)   TERM (MOS.)    TERM (MOS.)       DATE          REPAYMENT DATE
---------------------------------------------------------------------------------------------------------------------------------

    1            0                120                  120             360            360         3/31/2005            4/11/2015
    2           36                 84                   84             360            360         3/17/2005            4/11/2012
    2A
    2B
    2C
---------------------------------------------------------------------------------------------------------------------------------
    2D
    2E
    2F
    2G
    2H
---------------------------------------------------------------------------------------------------------------------------------
    2I
    2J
    2K
    2L
    2M
---------------------------------------------------------------------------------------------------------------------------------
    2N
    2O
    2P
    2Q
    2R
---------------------------------------------------------------------------------------------------------------------------------
    2S
    2T
    2U
    2V
    3           60                 60                   60               0              0          3/9/2005             4/5/2010
---------------------------------------------------------------------------------------------------------------------------------
    3A
    3B
    3C
    3D
    3E
---------------------------------------------------------------------------------------------------------------------------------
    3F
    3G
    3H
    4           58                 60                   58               0              0         1/20/2005            2/11/2010
    4A
---------------------------------------------------------------------------------------------------------------------------------
    4B
    4C
    4D
    5          120                120                  120               0              0         3/28/2005            4/11/2015
    6          118                121                  118               0              0         1/27/2005            2/11/2015
---------------------------------------------------------------------------------------------------------------------------------
    7            7                 74                   69             324            324        10/27/2004            1/11/2011
    7A
    7B
    7C
    7D
---------------------------------------------------------------------------------------------------------------------------------
    7E
    7F
    7G
    7H
    7I
---------------------------------------------------------------------------------------------------------------------------------
    7J
    7K
    7L
    7M
    7N
---------------------------------------------------------------------------------------------------------------------------------
    7O
    7P
    7Q
    7R
    8            0                 84                   81             300            297        12/30/2004            1/11/2012
---------------------------------------------------------------------------------------------------------------------------------
    8A
    8B
    8C
    8D
    8E
---------------------------------------------------------------------------------------------------------------------------------
    8F
    8G
    8H
    8I
    8J
---------------------------------------------------------------------------------------------------------------------------------
    8K
    8L
    8M
    8N
    8O
---------------------------------------------------------------------------------------------------------------------------------
    8P
    8Q
    8R
    8S
    8T
---------------------------------------------------------------------------------------------------------------------------------
    8U
    8V
    8W
    8X
    8Y
---------------------------------------------------------------------------------------------------------------------------------
    8Z
   8AA
    9           60                 60                   60               0              0         3/17/2005            4/11/2010
    9A
    9B
---------------------------------------------------------------------------------------------------------------------------------
    9C
    9D
    9E
    9F
    9G
---------------------------------------------------------------------------------------------------------------------------------
    9H
    9I
    9J
    10          60                 60                   60               0              0          4/8/2005            4/11/2010
    11          59                 60                   59               0              0         3/11/2005            3/11/2010
---------------------------------------------------------------------------------------------------------------------------------
   11A
   11B
   11C
   11D
   11E
---------------------------------------------------------------------------------------------------------------------------------
   11F
   11G
   11H
   11I
   11J
---------------------------------------------------------------------------------------------------------------------------------
   11K
    12          36                 84                   84             360            360         3/23/2005            4/11/2012
   12A
   12B
   12C
---------------------------------------------------------------------------------------------------------------------------------
   12D
   12E
   12F
   12G
   12H
---------------------------------------------------------------------------------------------------------------------------------
   12I
   12J
   12K
   12L
   12M
---------------------------------------------------------------------------------------------------------------------------------
   12N
    13          10                120                  118             360            360         1/14/2005            2/11/2015
    14         119                120                  119               0              0         3/30/2005            3/11/2015
    15          57                120                  117             360            360        12/23/2004            1/11/2015
    16           0                120                  119             360            359         2/18/2005            3/11/2015
---------------------------------------------------------------------------------------------------------------------------------
    17          35                120                  119             360            360         2/25/2005            3/11/2015
    18           0                 60                   59             360            359         2/25/2005            3/11/2010
    19           0                120                  118             360            358          2/3/2005            2/11/2015
    20           0                120                  119             360            359          3/1/2005            3/11/2015
    21           0                120                  120             360            360         3/17/2005            4/11/2015
---------------------------------------------------------------------------------------------------------------------------------
    22           0                 84                   83             360            359         3/11/2005            3/11/2012
   22A
   22B
   22C
    23          59                 60                   59               0              0         3/11/2005            3/11/2010
---------------------------------------------------------------------------------------------------------------------------------
   23A
   23B
   23C
    24         119                120                  119               0              0          3/1/2005            3/11/2015
   24A
---------------------------------------------------------------------------------------------------------------------------------
   24B
   24C
    25           0                120                  117             300            297        12/30/2004            1/11/2015
    26           0                120                  116             300            296         12/2/2004           12/11/2014
    27          23                120                  119             360            360         2/28/2005            3/11/2015
---------------------------------------------------------------------------------------------------------------------------------
    28          27                120                  117             360            360        12/29/2004            1/11/2015
    29          58                 60                   58               0              0         1/12/2005            2/11/2010
    30          22                120                  118             360            360         2/11/2005            2/11/2015
    31           0                120                  117             300            297        12/22/2004            1/11/2015
    32          59                 60                   59               0              0         3/11/2005            3/11/2010
---------------------------------------------------------------------------------------------------------------------------------
    33          57                180                  177             360            360        12/29/2004            1/11/2020
    34          21                120                  117             360            360        12/23/2004            1/11/2015
    35          35                 84                   83             360            360         2/15/2005            3/11/2012
    36          28                120                  119             360            360         2/18/2005            3/11/2015
    37         119                120                  119               0              0         2/17/2005            3/11/2015
---------------------------------------------------------------------------------------------------------------------------------
    38          59                 60                   59               0              0         3/11/2005            3/11/2010
    39           0                120                  119             300            299          3/7/2005            3/11/2015
    40           0                 84                   83             360            359          3/2/2005            3/11/2012
   40A
   40B
---------------------------------------------------------------------------------------------------------------------------------
   40C
   40D
   40E
   40F
   40G
---------------------------------------------------------------------------------------------------------------------------------
    41           0                 84                   81             360            357        12/31/2004            1/11/2012
    42          35                120                  119             360            360         2/25/2005            3/11/2015
    43          58                 60                   58               0              0         1/28/2005            2/11/2010
    44           0                120                  117             360            357        12/16/2004            1/11/2015
    45           0                120                  118             300            298          2/1/2005            2/11/2015
---------------------------------------------------------------------------------------------------------------------------------
    46           0                120                  119             360            359         2/18/2005            3/11/2015
    47           0                120                  119             360            359         2/24/2005            3/11/2015
    48           0                120                  119             360            359          3/8/2005            3/11/2015
    49          34                120                  118             360            360         1/27/2005            2/11/2015
    50           0                120                  119             360            359          3/9/2005            3/11/2015
---------------------------------------------------------------------------------------------------------------------------------
   50A
   50B
    51           0                120                  119             300            299         3/11/2005            3/11/2015
    52          34                120                  118             360            360         1/27/2005            2/11/2015
    53           0                120                  120             360            360         3/29/2005            4/11/2015
---------------------------------------------------------------------------------------------------------------------------------
    54           0                120                  117             360            357          1/4/2005            1/11/2015
    55           0                120                  118             360            358          2/9/2005            2/11/2015
    56           0                120                  119             360            359         2/24/2005            3/11/2015
    57           0                120                  118             360            358          2/9/2005            2/11/2015
    58           0                120                  119             360            359          3/1/2005            3/11/2015
---------------------------------------------------------------------------------------------------------------------------------
    59           0                120                  117             360            357          1/4/2005            1/11/2015
    60          27                120                  117             360            360        12/29/2004            1/11/2015
    61           0                120                  120             300            300         3/18/2005            4/11/2015
    62           0                120                  119             360            359          3/7/2005            3/11/2015
    63           0                120                  118             360            358         1/25/2005            2/11/2015
---------------------------------------------------------------------------------------------------------------------------------
    64           0                120                  117             300            297        12/23/2004            1/11/2015
    65           0                120                  117             300            297          1/4/2005            1/11/2015
    66           0                120                  119             360            359          3/4/2005            3/11/2015
    67          59                180                  179             360            360         3/30/2005            3/11/2020
    68           0                120                  120             360            360         3/18/2005            4/11/2015
---------------------------------------------------------------------------------------------------------------------------------
    69           0                120                  118             360            358          2/4/2005            2/11/2015
    70           0                120                  117             300            297          1/5/2005            1/11/2015
    71           0                120                  120             360            360         3/16/2005            4/11/2015
    72          54                177                  174             360            360        12/22/2004           10/11/2019
    73          27                120                  117             360            360        12/29/2004            1/11/2015
---------------------------------------------------------------------------------------------------------------------------------
    74          34                 84                   82             360            360         1/13/2005            2/11/2012
    75           0                120                  120             360            360         3/21/2005            4/11/2015
    76           0                120                  119             360            359          3/1/2005            3/11/2015
    77           0                 60                   58             324            322         1/27/2005            2/11/2010
    78           0                120                  119             360            359         2/18/2005            3/11/2015
---------------------------------------------------------------------------------------------------------------------------------
    79           0                120                  118             360            358          2/9/2005            2/11/2015
    80          34                120                  118             360            360         1/27/2005            2/11/2015
    81           0                120                  118             360            358          2/9/2005            2/11/2015
    82           0                120                  115             300            295         11/3/2004           11/11/2014
    83           0                120                  120             360            360         3/29/2005            4/11/2015
---------------------------------------------------------------------------------------------------------------------------------
    84           0                120                  120             360            360         3/21/2005            4/11/2015
    85           0                120                  118             360            358          2/3/2005            2/11/2015
    86           0                120                  120             360            360         3/22/2005            4/11/2015
    87           0                120                  119             300            299         3/11/2005            3/11/2015
   87A
---------------------------------------------------------------------------------------------------------------------------------
   87B
    88           0                120                  118             360            358          2/9/2005            2/11/2015
    89           0                120                  117             360            357          1/4/2005            1/11/2015
    90           0                120                  118             360            358         1/25/2005            2/11/2015
    91          29                120                  120             360            360         3/29/2005            4/11/2015
---------------------------------------------------------------------------------------------------------------------------------
    92          22                 60                   58             360            360          2/3/2005            2/11/2010
    93           0                120                  117             300            297        12/29/2004            1/11/2015
   93A
   93B
    94           0                120                  117             360            357          1/4/2005            1/11/2015
---------------------------------------------------------------------------------------------------------------------------------
    95           0                120                  119             360            359         2/15/2005            3/11/2015
    96           0                120                  120             264            264         3/28/2005            4/11/2015
    97           0                120                  118             300            298          1/5/2005             2/1/2015
    98           0                120                  117             300            297        12/21/2004            1/11/2015
    99          22                 60                   58             360            360          2/3/2005            2/11/2010
---------------------------------------------------------------------------------------------------------------------------------
   100           0                120                  120             360            360         3/29/2005            4/11/2015
   101           0                120                  118             300            298         1/28/2005            2/11/2015
   102           0                152                  152             240            240          4/8/2005           12/11/2017
   103           0                120                  118             300            298         1/12/2005            2/11/2015
   104           0                120                  117             300            297          1/4/2005            1/11/2015
---------------------------------------------------------------------------------------------------------------------------------
   104A
   104B
   105           0                120                  118             300            298          1/5/2005             2/1/2015
   106           0                120                  118             300            298          1/6/2005             2/1/2015
---------------------------------------------------------------------------------------------------------------------------------

                                                                                                    ANNUAL             U/W NET
 CONTROL    BALLOON             PROPERTY                                PREPAYMENT                   DEBT             OPERATING
   NO.    BALANCE ($)             TYPE                                PROVISIONS (62)             SERVICE ($)         INCOME ($)
------------------------------------------------------------------------------------------------------------------------------------

    1     188,778,374       Office                    L(25),D(89),O(6)                            15,573,421          23,965,083
    2     154,262,052       Office                    L(18),YM1%(63),O(3)                         10,925,803          14,679,282
    2A                      Office
    2B                      Office
    2C                      Office
------------------------------------------------------------------------------------------------------------------------------------
    2D                      Office
    2E                      Office
    2F                      Office
    2G                      Office
    2H                      Office
------------------------------------------------------------------------------------------------------------------------------------
    2I                      Industrial/Warehouse
    2J                      Office
    2K                      Office
    2L                      Office
    2M                      Office
------------------------------------------------------------------------------------------------------------------------------------
    2N                      Office
    2O                      Office
    2P                      Office
    2Q                      Office
    2R                      Office
------------------------------------------------------------------------------------------------------------------------------------
    2S                      Office
    2T                      Industrial/Warehouse
    2U                      Office
    2V                      Office
    3     157,250,000       Retail                    L(12),YM(42),O(6) or L(25),D(29),O(6)(5)     7,582,595          20,716,579
------------------------------------------------------------------------------------------------------------------------------------
    3A                      Retail
    3B                      Retail
    3C                      Retail
    3D                      Retail
    3E                      Retail
------------------------------------------------------------------------------------------------------------------------------------
    3F                      Retail
    3G                      Retail
    3H                      Retail
    4     145,000,000       Office                    YM(56),O(4)                                  6,915,533          19,864,813
    4A                      Office
------------------------------------------------------------------------------------------------------------------------------------
    4B                      Office
    4C                      Office
    4D                      Office
    5     113,500,000       Office                    L(25),D(93),O(2)                             6,337,832          10,034,609
    6     100,000,000       Office                    L(28),D(90),O(3)                             5,634,687           8,021,273(18)
------------------------------------------------------------------------------------------------------------------------------------
    7      81,501,200       Self-Storage              L(30),D(41),O(3)                             6,291,168           9,177,232(24)
    7A                      Self-Storage
    7B                      Self-Storage
    7C                      Self-Storage
    7D                      Self-Storage
------------------------------------------------------------------------------------------------------------------------------------
    7E                      Self-Storage
    7F                      Self-Storage
    7G                      Self-Storage
    7H                      Self-Storage
    7I                      Self-Storage
------------------------------------------------------------------------------------------------------------------------------------
    7J                      Self-Storage
    7K                      Self-Storage
    7L                      Self-Storage
    7M                      Self-Storage
    7N                      Self-Storage
------------------------------------------------------------------------------------------------------------------------------------
    7O                      Self-Storage
    7P                      Self-Storage
    7Q                      Self-Storage
    7R                      Self-Storage
    8      74,368,887       Hotel                     L(28),D(50),O(6)                             6,423,420          13,376,887(28)
------------------------------------------------------------------------------------------------------------------------------------
    8A                      Hotel
    8B                      Hotel
    8C                      Hotel
    8D                      Hotel
    8E                      Hotel
------------------------------------------------------------------------------------------------------------------------------------
    8F                      Hotel
    8G                      Hotel
    8H                      Hotel
    8I                      Hotel
    8J                      Hotel
------------------------------------------------------------------------------------------------------------------------------------
    8K                      Hotel
    8L                      Hotel
    8M                      Hotel
    8N                      Hotel
    8O                      Hotel
------------------------------------------------------------------------------------------------------------------------------------
    8P                      Hotel
    8Q                      Hotel
    8R                      Hotel
    8S                      Hotel
    8T                      Hotel
------------------------------------------------------------------------------------------------------------------------------------
    8U                      Hotel
    8V                      Hotel
    8W                      Hotel
    8X                      Hotel
    8Y                      Hotel
------------------------------------------------------------------------------------------------------------------------------------
    8Z                      Hotel
   8AA                      Hotel
    9      63,500,000       Office                    L(18),YM1%(39),O(3)                          3,392,928           5,633,904
    9A                      Office
    9B                      Office
------------------------------------------------------------------------------------------------------------------------------------
    9C                      Office
    9D                      Office
    9E                      Office
    9F                      Office
    9G                      Office
------------------------------------------------------------------------------------------------------------------------------------
    9H                      Office
    9I                      Office
    9J                      Office
    10     57,400,000       Retail                    L(25),D(29),O(6)                             3,534,026           6,722,256
    11     51,627,000       Multifamily               L(26),D(31),O(3)                             3,130,174           3,880,567
------------------------------------------------------------------------------------------------------------------------------------
   11A                      Multifamily
   11B                      Multifamily
   11C                      Multifamily
   11D                      Multifamily
   11E                      Multifamily
------------------------------------------------------------------------------------------------------------------------------------
   11F                      Multifamily
   11G                      Multifamily
   11H                      Multifamily
   11I                      Multifamily
   11J                      Multifamily
------------------------------------------------------------------------------------------------------------------------------------
   11K                      Multifamily
    12     33,165,232       Mixed-Use                 L(25),YM1%(56),O(3)                          2,453,675           3,519,665
   12A                      Industrial/Warehouse
   12B                      Industrial/Warehouse
   12C                      Retail
------------------------------------------------------------------------------------------------------------------------------------
   12D                      Hotel
   12E                      Industrial/Warehouse
   12F                      Retail
   12G                      Industrial/Warehouse
   12H                      Industrial/Warehouse
------------------------------------------------------------------------------------------------------------------------------------
   12I                      Industrial/Warehouse
   12J                      Retail
   12K                      Retail
   12L                      Industrial/Warehouse
   12M                      Retail
------------------------------------------------------------------------------------------------------------------------------------
   12N                      Retail
    13     29,463,866       Office                    L(27),D(90),O(3)                             2,349,016           3,092,592
    14     34,000,000 (44)  Multifamily               L(26),D(94)                                  2,070,057 (44)      2,817,123
    15     28,592,155       Retail                    L(48),D(69),O(3)                             2,086,968           2,741,357
    16     15,082,741       Retail                    L(26),D(93),O(1)                             1,229,153           1,473,469
------------------------------------------------------------------------------------------------------------------------------------
    17     14,524,517       Industrial/Warehouse      L(26),D(93),O(1)                             1,180,929           1,504,441
    18     14,624,228       Office                    L(26),D(33),O(1)                             1,079,720           1,535,539
    19     13,134,854       Office                    L(27),D(91),O(2)                             1,076,817           1,505,569
    20     12,600,686       Office                    L(26),D(93),O(1)                             1,042,441           1,907,372
    21     12,759,850       Office                    L(25),D(93),O(2)                             1,101,099           1,546,367
------------------------------------------------------------------------------------------------------------------------------------
    22     13,127,751       Office                    L(26),D(55),O(3)                             1,053,307           1,398,410
   22A                      Office
   22B                      Office
   22C                      Office
    23     13,886,000       Multifamily               L(26),D(31),O(3)                               841,916           1,041,790
------------------------------------------------------------------------------------------------------------------------------------
   23A                      Multifamily
   23B                      Multifamily
   23C                      Multifamily
    24     13,500,000       Other                     L(26),D(91),O(3)                               722,016           1,029,267
   24A                      Other
------------------------------------------------------------------------------------------------------------------------------------
   24B                      Other
   24C                      Other
    25     10,215,381       Retail                    L(28),D(92)                                    979,402           1,502,707
    26     10,313,349       Hotel                     L(48),D(71),O(1)                             1,029,261           1,713,695
    27     11,386,963       Retail                    L(48),D(71),O(1)                               884,772           1,319,011
------------------------------------------------------------------------------------------------------------------------------------
    28     10,878,882       Multifamily               L(28),D(89),O(3)                               821,376           1,091,237
    29     12,300,000       Office                    L(27),D(29),O(4)                               655,966           1,364,467
    30     10,485,419       Retail                    L(48),D(69),O(3)                               789,734           1,341,348
    31      9,147,627       Retail                    L(48),D(72)                                    888,591           1,171,361
    32     11,442,000       Multifamily               L(26),D(31),O(3)                               693,735             855,154
------------------------------------------------------------------------------------------------------------------------------------
    33      9,345,733       Retail                    L(25),YM1%(143),O(12)                          797,357           1,037,589
    34      8,748,846       Office                    L(28),D(89),O(3)                               677,587           1,024,942
    35      8,836,216       Retail                    L(26),D(57),O(1)                               669,816             938,707
    36      7,450,758       Retail                    L(48),D(71),O(1)                               556,318             689,423
    37      8,300,000       Retail                    L(48),D(72)                                    457,791             681,844
------------------------------------------------------------------------------------------------------------------------------------
    38      8,045,000       Multifamily               L(26),D(31),O(3)                               487,773             604,141
    39      5,885,355       Office                    L(26),D(94)                                    560,896             835,643(53)
    40      6,955,841       Multifamily               L(26),YM1%(57),O(1)                            536,829             686,038
   40A                      Multifamily
   40B                      Multifamily
------------------------------------------------------------------------------------------------------------------------------------
   40C                      Multifamily
   40D                      Multifamily
   40E                      Multifamily
   40F                      Multifamily
   40G                      Multifamily
------------------------------------------------------------------------------------------------------------------------------------
    41      6,913,574       Office                    L(48),YM1%(36)                                 520,483             809,034
    42      6,603,803       Office                    L(48),D(72)                                    497,531             682,422
    43      7,200,000       Multifamily               L(27),D(30),O(3)                               376,680             703,947
    44      5,720,412       Retail                    L(28),D(90),O(2)                               483,913             727,485
    45      5,020,091       Retail                    L(48),D(72)                                    485,884             733,040
------------------------------------------------------------------------------------------------------------------------------------
    46      5,428,451       Retail                    L(48),D(69),O(3)                               442,386             592,075
    47      5,419,996       Multifamily               L(26),D(92),O(2)                               439,944             705,408
    48      5,027,946       Retail                    L(48),D(72)                                    413,337             594,122
    49      5,314,304       Multifamily               L(27),D(90),O(3)                               401,825             589,075
    50      5,040,522       Multifamily               L(26),D(92),O(2)                               427,575             585,750
------------------------------------------------------------------------------------------------------------------------------------
   50A                      Multifamily
   50B                      Multifamily
    51      4,472,873       Retail                    L(26),D(91),O(3)                               437,027             771,213
    52      5,091,014       Multifamily               L(27),D(90),O(3)                               384,941             574,997
    53      4,744,877       Office                    L(25),D(95)                                    397,856             544,465
------------------------------------------------------------------------------------------------------------------------------------
    54      4,593,312       Retail                    L(48),D(72)                                    374,741             617,666
    55      4,484,097       Retail                    L(48),D(66),O(6)                               360,643             520,895
    56      4,373,580       Retail                    L(48),D(72)                                    354,158             546,613
    57      4,251,588       Retail                    L(48),D(66),O(6)                               341,943             524,308
    58      4,094,760       Retail                    L(48),D(71),O(1)                               334,229             501,704
------------------------------------------------------------------------------------------------------------------------------------
    59      3,841,681       Retail                    L(48),D(72)                                    313,419             588,866
    60      3,967,178       Multifamily               L(28),D(89),O(3)                               299,529             394,533
    61      3,445,966       Mobile Home Park          L(25),D(92),O(3)                               344,057             600,757
    62      3,688,293       Multifamily               L(26),D(91),O(3)                               303,447             416,005
    63      3,685,624       Retail                    L(27),D(91),O(2)                               303,114             418,824
------------------------------------------------------------------------------------------------------------------------------------
    64      3,350,618       Retail                    L(48),D(71),O(1)                               324,869             529,237
    65      3,285,888       Retail                    L(48),D(72)                                    320,578             586,130
    66      3,318,608       Retail                    L(36),YM1%(84)                                 265,950             377,745
    67      3,353,756       Retail                    L(25),YM1%(143),O(12)                          286,618             365,306
    68      3,153,442       Retail                    L(48),D(66),O(6)                               259,879             369,255
------------------------------------------------------------------------------------------------------------------------------------
    69      3,084,966       Multifamily               L(48),D(72)                                    250,707             324,099
    70      2,827,392       Multifamily               L(48),D(72)                                    275,846             389,901
    71      3,105,917       Retail                    L(25),D(93),O(2)                               262,063             377,508
    72      3,100,749       Retail                    L(25),YM1%(140),O(12)                          264,285             337,837
    73      3,103,214       Multifamily               L(28),D(89),O(3)                               234,298             328,021
------------------------------------------------------------------------------------------------------------------------------------
    74      3,344,186       Office                    L(27),D(56),O(1)                               253,522             355,238
    75      2,969,930       Retail                    L(25),D(92),O(3)                               252,351             327,006
    76      2,885,726       Retail                    L(48),D(72)                                    236,105             366,998
    77      3,169,770       Multifamily               L(27),D(30),O(3)                               259,365             337,323
    78      2,872,904       Retail                    L(26),D(93),O(1)                               234,124             304,007
------------------------------------------------------------------------------------------------------------------------------------
    79      2,740,281       Retail                    L(48),D(66),O(6)                               220,393             334,452
    80      2,858,113       Multifamily               L(27),D(90),O(3)                               216,108             312,228
    81      2,574,203       Retail                    L(48),D(66),O(6)                               207,036             336,417
    82      2,329,136       Multifamily               L(30),D(89),O(1)                               226,947             349,548
    83      2,532,852       Office                    L(25),D(95)                                    212,379             304,939
------------------------------------------------------------------------------------------------------------------------------------
    84      2,519,888       Self-Storage              L(48),D(72)                                    208,488             264,970
    85      2,163,192       Self-Storage              L(27),YM1%(90),O(3)                            182,015             255,998
    86      2,119,506       Office                    L(25),D(94),O(1)                               179,672             265,590
    87      1,804,524       Mobile Home Park          L(26),D(91),O(3)                               180,147             241,645
   87A                      Mobile Home Park
------------------------------------------------------------------------------------------------------------------------------------
   87B                      Mobile Home Park
    88      1,900,415       Multifamily               L(48),D(72)                                    154,319             204,965
    89      1,837,325       Multifamily               L(48),D(72)                                    149,896             255,135
    90      1,766,503       Multifamily               L(48),D(71),O(1)                               143,330             206,092
    91      1,847,532       Retail                    L(48),D(71),O(1)                               139,937             184,086
------------------------------------------------------------------------------------------------------------------------------------
    92      1,992,257       Industrial/Warehouse      L(36),D(21),O(3)                               137,830             222,295
    93      1,614,010       Mobile Home Park          L(28),D(89),O(3)                               161,887             306,969
   93A                      Mobile Home Park
   93B                      Mobile Home Park
    94      1,670,296       Multifamily               L(48),D(72)                                    136,269             232,527
------------------------------------------------------------------------------------------------------------------------------------
    95      1,588,748       Retail                    L(48),D(72)                                    129,885             201,257
    96      1,295,188       Self-Storage              L(48),D(71),O(1)                               146,441             194,485
    97      1,297,119       Retail                    L(27),D(93)                                    126,250             205,181
    98      1,299,073       Self-Storage              L(48),D(72)                                    126,740             173,630
    99      1,532,506       Industrial/Warehouse      L(36),D(21),O(3)                               106,023             177,357
------------------------------------------------------------------------------------------------------------------------------------
   100      1,333,969       Office                    L(25),D(95)                                    111,853             153,921
   101      1,051,491       Multifamily               L(27),D(90),O(3)                               102,089             162,664
   102        732,543       Retail                    L(48),D(101),O(3)                              122,986             179,455
   103        839,895       Self-Storage              L(27),D(93)                                     81,850             130,088
   104        840,576       Retail/Office             L(48),D(72)                                     82,008             142,011
------------------------------------------------------------------------------------------------------------------------------------
   104A                     Retail
   104B                     Office
   105        686,710       Retail                    L(27),D(93)                                     66,838             107,195
   106        625,717       Retail                    L(27),D(93)                                     60,894              99,213
------------------------------------------------------------------------------------------------------------------------------------

                U/W NET            U/W                                          CUT-OFF      SCHEDULED                HOSPITALITY
 CONTROL         CASH              NCF        APPRAISED          APPRAISAL       DATE        MATURITY/                  AVERAGE
   NO.         FLOW ($)          DSCR (X)     VALUE ($)             DATE        LTV (%)       LTV (%)               DAILY RATE ($)
-----------------------------------------------------------------------------------------------------------------------------------

    1        21,316,509 (1)      1.37(1)    380,000,000          3/1/2005        59.2           49.7                     0.00
    2        13,505,492            1.24     207,600,000          2/9/2005        78.8           74.3                     0.00
    2A                                        8,700,000          2/9/2005                                                0.00
    2B                                        5,200,000          2/9/2005                                                0.00
    2C                                       26,600,000          2/9/2005                                                0.00
-----------------------------------------------------------------------------------------------------------------------------------
    2D                                       16,600,000          2/9/2005                                                0.00
    2E                                        3,500,000          2/9/2005                                                0.00
    2F                                        7,500,000          2/9/2005                                                0.00
    2G                                       11,100,000          2/9/2005                                                0.00
    2H                                        4,300,000          2/9/2005                                                0.00
-----------------------------------------------------------------------------------------------------------------------------------
    2I                                        2,300,000          2/9/2005                                                0.00
    2J                                        3,000,000          2/9/2005                                                0.00
    2K                                       12,900,000          2/9/2005                                                0.00
    2L                                        4,500,000          2/9/2005                                                0.00
    2M                                        5,100,000          2/9/2005                                                0.00
-----------------------------------------------------------------------------------------------------------------------------------
    2N                                        3,700,000          2/9/2005                                                0.00
    2O                                        7,200,000          2/9/2005                                                0.00
    2P                                        6,200,000          2/9/2005                                                0.00
    2Q                                       51,100,000          2/9/2005                                                0.00
    2R                                        9,800,000          2/9/2005                                                0.00
-----------------------------------------------------------------------------------------------------------------------------------
    2S                                        7,500,000          2/9/2005                                                0.00
    2T                                        1,600,000          2/9/2005                                                0.00
    2U                                        3,400,000          2/9/2005                                                0.00
    2V                                        5,800,000          2/9/2005                                                0.00
    3        19,807,881 (6)(7)  2.32(6)(7)  295,500,000         1/31/2005       62.2(7)       62.2(7)                    0.00
-----------------------------------------------------------------------------------------------------------------------------------
    3A                                       70,100,000         1/31/2005                                                0.00
    3B                                       87,400,000         1/31/2005                                                0.00
    3C                                       18,500,000         1/31/2005                                                0.00
    3D                                       24,500,000         1/31/2005                                                0.00
    3E                                       15,700,000         1/31/2005                                                0.00
-----------------------------------------------------------------------------------------------------------------------------------
    3F                                       29,200,000         1/31/2005                                                0.00
    3G                                       32,500,000         1/31/2005                                                0.00
    3H                                       17,600,000         1/31/2005                                                0.00
    4        18,277,528            2.64     276,400,000         1/11/2005        52.5           52.5                     0.00
    4A                                       80,000,000         1/11/2005                                                0.00
-----------------------------------------------------------------------------------------------------------------------------------
    4B                                       78,500,000         1/11/2005                                                0.00
    4C                                       65,500,000         1/11/2005                                                0.00
    4D                                       52,400,000         1/11/2005                                                0.00
    5         9,660,996            1.52     142,500,000          2/3/2005        79.6           79.6                     0.00
    6         7,354,805 (18)     1.31(19)   134,000,000        12/29/2004        74.6           74.6                     0.00
-----------------------------------------------------------------------------------------------------------------------------------
    7         9,048,262 (24)     1.44(25)   120,040,000           Various        75.0           67.9                     0.00
    7A                                       14,000,000         9/15/2004                                                0.00
    7B                                       12,300,000         9/24/2004                                                0.00
    7C                                        8,400,000         9/15/2004                                                0.00
    7D                                        8,730,000         9/16/2004                                                0.00
-----------------------------------------------------------------------------------------------------------------------------------
    7E                                        9,100,000         9/14/2004                                                0.00
    7F                                        9,100,000         9/16/2004                                                0.00
    7G                                        7,300,000         9/16/2004                                                0.00
    7H                                        6,700,000         9/24/2004                                                0.00
    7I                                        6,420,000         9/15/2004                                                0.00
-----------------------------------------------------------------------------------------------------------------------------------
    7J                                        5,040,000         9/21/2004                                                0.00
    7K                                        4,800,000         9/23/2004                                                0.00
    7L                                        5,250,000         9/20/2004                                                0.00
    7M                                        4,600,000         9/15/2004                                                0.00
    7N                                        4,400,000         9/21/2004                                                0.00
-----------------------------------------------------------------------------------------------------------------------------------
    7O                                        4,050,000         9/28/2004                                                0.00
    7P                                        3,950,000          9/9/2004                                                0.00
    7Q                                        3,200,000         9/10/2004                                                0.00
    7R                                        2,700,000         9/10/2004                                                0.00
    8        11,421,451 (28)     1.78(29)   128,700,000           Various        68.1           57.8                   76.31(30)
-----------------------------------------------------------------------------------------------------------------------------------
    8A                                       15,300,000         12/1/2004                                               107.27
    8B                                        9,500,000        11/29/2004                                                70.36
    8C                                        6,600,000         12/2/2004                                                81.43
    8D                                        6,400,000        11/16/2004                                                82.92
    8E                                        7,000,000        11/15/2004                                                85.18
-----------------------------------------------------------------------------------------------------------------------------------
    8F                                        5,500,000        11/16/2004                                                80.96
    8G                                        5,400,000         12/2/2004                                                69.74
    8H                                        5,000,000        11/17/2004                                                69.57
    8I                                        4,800,000        11/15/2004                                                73.88
    8J                                        4,800,000        11/17/2004                                                77.90
-----------------------------------------------------------------------------------------------------------------------------------
    8K                                        4,600,000        11/18/2004                                                57.90
    8L                                        4,600,000        11/22/2004                                                73.63
    8M                                        4,500,000        11/18/2004                                                70.14
    8N                                        4,500,000        11/17/2004                                                66.51
    8O                                        4,400,000        11/23/2004                                                70.17
-----------------------------------------------------------------------------------------------------------------------------------
    8P                                        4,300,000        11/22/2004                                                76.11
    8Q                                        4,100,000        11/24/2004                                                72.27
    8R                                        3,600,000        11/18/2004                                                72.47
    8S                                        3,400,000        11/18/2004                                                61.81
    8T                                        3,300,000        11/19/2004                                                59.70
-----------------------------------------------------------------------------------------------------------------------------------
    8U                                        3,100,000        11/18/2004                                                64.75
    8V                                        2,900,000        11/18/2004                                                61.05
    8W                                        2,900,000        11/17/2004                                                73.86
    8X                                        2,200,000        11/17/2004                                                62.45
    8Y                                        1,900,000        11/18/2004                                                64.91
-----------------------------------------------------------------------------------------------------------------------------------
    8Z                                        1,900,000        11/30/2004                                                64.18
   8AA                                        2,200,000        11/30/2004                                                64.02
    9         5,081,902 (32)     1.5(32)     85,350,000          2/9/2005        74.4           74.4                     0.00
    9A                                        8,300,000          2/9/2005                                                0.00
    9B                                       21,200,000          2/9/2005                                                0.00
-----------------------------------------------------------------------------------------------------------------------------------
    9C                                        7,200,000          2/9/2005                                                0.00
    9D                                        6,400,000          2/9/2005                                                0.00
    9E                                       10,000,000          2/9/2005                                                0.00
    9F                                        6,000,000          2/9/2005                                                0.00
    9G                                        4,300,000          2/9/2005                                                0.00
-----------------------------------------------------------------------------------------------------------------------------------
    9H                                        3,250,000          2/9/2005                                                0.00
    9I                                        7,100,000          2/9/2005                                                0.00
    9J                                       11,600,000          2/9/2005                                                0.00
    10        6,338,630 (33)     1.79(34)    72,500,000         12/8/2004        79.2           79.2                     0.00
    11        3,778,417            1.21      73,500,000          3/1/2005        70.2           70.2                     0.00
-----------------------------------------------------------------------------------------------------------------------------------
   11A                                       13,000,000          3/1/2005                                                0.00
   11B                                        7,500,000          3/1/2005                                                0.00
   11C                                        7,200,000          3/1/2005                                                0.00
   11D                                        3,900,000          3/1/2005                                                0.00
   11E                                       13,600,000          3/1/2005                                                0.00
-----------------------------------------------------------------------------------------------------------------------------------
   11F                                        3,000,000          3/1/2005                                                0.00
   11G                                        3,600,000          3/1/2005                                                0.00
   11H                                        6,100,000          3/1/2005                                                0.00
   11I                                        3,100,000          3/1/2005                                                0.00
   11J                                        7,200,000          3/1/2005                                                0.00
-----------------------------------------------------------------------------------------------------------------------------------
   11K                                        5,300,000          3/1/2005                                                0.00
    12        3,035,625            1.24      50,145,000           Various        69.8           66.1                     0.00
   12A                                       17,200,000         1/12/2005                                                0.00
   12B                                        4,500,000         1/12/2005                                                0.00
   12C                                        4,200,000         1/11/2005                                                0.00
-----------------------------------------------------------------------------------------------------------------------------------
   12D                                        3,280,000         1/19/2005                                                0.00
   12E                                        3,600,000         1/21/2005                                                0.00
   12F                                        2,900,000         1/24/2005                                                0.00
   12G                                        2,275,000         1/12/2005                                                0.00
   12H                                        2,400,000          1/7/2005                                                0.00
-----------------------------------------------------------------------------------------------------------------------------------
   12I                                        2,200,000         1/20/2005                                                0.00
   12J                                        1,400,000         1/11/2005                                                0.00
   12K                                        2,250,000          1/7/2005                                                0.00
   12L                                        1,940,000         1/14/2005                                                0.00
   12M                                        1,200,000         1/14/2005                                                0.00
-----------------------------------------------------------------------------------------------------------------------------------
   12N                                          800,000          1/7/2005                                                0.00
    13        2,882,238 (41)     1.23(41)    43,500,000        12/14/2004        79.1           67.7                     0.00
    14        2,710,419          1.31(44)    42,500,000 (45)     6/1/2005        80.0           80.0                     0.00
    15        2,539,735            1.22      38,500,000        11/11/2004        80.0           74.3                     0.00
    16        1,471,469            1.20      23,000,000          1/1/2005        78.4           65.6                     0.00
-----------------------------------------------------------------------------------------------------------------------------------
    17        1,412,966            1.20      24,000,000         1/14/2005        66.7           60.5                     0.00
    18        1,363,080 (46)     1.26(46)    20,100,000         12/1/2004        78.2           72.8                     0.00
    19        1,341,364            1.25      21,400,000        12/28/2004        73.2           61.4                     0.00
    20        1,790,497            1.72      27,000,000          1/1/2005        55.5           46.7                     0.00
    21        1,446,304 (50)     1.31(50)    21,900,000         12/7/2004        68.3           58.3                     0.00
-----------------------------------------------------------------------------------------------------------------------------------
    22        1,268,246            1.20      18,200,000         1/24/2005        79.6           72.1                     0.00
   22A                                        4,000,000         1/24/2005                                                0.00
   22B                                        5,200,000         1/24/2005                                                0.00
   22C                                        9,000,000         1/24/2005                                                0.00
    23        1,019,740            1.21      18,900,000          3/1/2005        73.5           73.5                     0.00
-----------------------------------------------------------------------------------------------------------------------------------
   23A                                        8,300,000          3/1/2005                                                0.00
   23B                                        6,300,000          3/1/2005                                                0.00
   23C                                        4,300,000          3/1/2005                                                0.00
    24        1,029,267            1.43      18,250,000           Various        74.0           74.0                     0.00
   24A                                        3,350,000          2/1/2005                                                0.00
-----------------------------------------------------------------------------------------------------------------------------------
   24B                                        4,200,000          2/1/2005                                                0.00
   24C                                       10,700,000         1/28/2005                                                0.00
    25        1,389,753            1.42      18,100,000        10/13/2004        74.2           56.4                     0.00
    26        1,520,745            1.48      21,400,000         8/13/2004        61.9           48.2                     88.19
    27        1,153,201            1.30      17,400,000        11/11/2004        74.7           65.4                     0.00
-----------------------------------------------------------------------------------------------------------------------------------
    28        1,024,774            1.25      15,440,000         11/9/2004        79.9           70.5                     0.00
    29        1,202,303            1.83      15,400,000         12/1/2004        79.9           79.9                     0.00
    30        1,166,839            1.48      15,100,000         1/15/2005        80.0           69.4                     0.00
    31        1,132,803            1.27      15,300,000        11/11/2004        78.1           59.8                     0.00
    32          840,079            1.21      14,400,000          3/1/2005        79.5           79.5                     0.00
-----------------------------------------------------------------------------------------------------------------------------------
    33          987,322            1.24      13,750,000        11/17/2004        80.0           68.0                     0.00
    34          913,738            1.35      14,000,000        11/11/2004        71.4           62.5                     0.00
    35          850,703            1.27      12,800,000         1/17/2005        72.7           69.0                     0.00
    36          668,324            1.20      10,650,000         1/27/2005        79.8           70.0                     0.00
    37          681,844            1.49      10,700,000        10/28/2004        77.6           77.6                     0.00
-----------------------------------------------------------------------------------------------------------------------------------
    38          590,416            1.21      11,300,000          3/1/2005        71.2           71.2                     0.00
    39          732,629 (53)       1.31      10,450,000         1/10/2005        74.5           56.3                     0.00
    40          672,793            1.25      10,100,000         11/2/2004        76.7           68.9                     0.00
   40A                                        1,600,000         11/2/2004                                                0.00
   40B                                        1,000,000         11/2/2004                                                0.00
-----------------------------------------------------------------------------------------------------------------------------------
   40C                                        2,200,000         11/2/2004                                                0.00
   40D                                        1,200,000         11/2/2004                                                0.00
   40E                                        1,100,000         11/2/2004                                                0.00
   40F                                        1,600,000         11/2/2004                                                0.00
   40G                                        1,400,000         11/2/2004                                                0.00
-----------------------------------------------------------------------------------------------------------------------------------
    41          721,776            1.39       9,700,000          7/6/2004        79.6           71.3                     0.00
    42          623,085            1.25       9,900,000         1/24/2005        74.7           66.7                     0.00
    43          651,195            1.73       9,100,000          1/7/2005        79.1           79.1                     0.00
    44          657,548            1.36       9,650,000         9/30/2004        69.8           59.3                     0.00
    45          656,360            1.35       8,975,000         11/1/2004        73.3           55.9                     0.00
-----------------------------------------------------------------------------------------------------------------------------------
    46          555,305            1.26       8,300,000          2/1/2005        78.2           65.4                     0.00
    47          655,408            1.49       9,000,000         12/1/2004        72.2           60.2                     0.00
    48          525,280            1.27       7,500,000         12/3/2004        79.9           67.0                     0.00
    49          499,059            1.24       7,950,000          1/1/2005        74.8           66.8                     0.00
    50          535,500            1.25       7,440,000         11/5/2004        79.8           67.7                     0.00
-----------------------------------------------------------------------------------------------------------------------------------
   50A                                        3,740,000         11/5/2004                                                0.00
   50B                                        3,700,000         11/5/2004                                                0.00
    51          742,144 (54)     1.70(54)     9,300,000        10/10/2004        62.8           48.1                     0.00
    52          491,528            1.28       8,300,000          1/1/2005        68.7           61.3                     0.00
    53          503,182            1.26       7,400,000         1/19/2005        75.9           64.1                     0.00
-----------------------------------------------------------------------------------------------------------------------------------
    54          523,764            1.40       9,120,000         9/27/2004        60.1           50.4                     0.00
    55          478,160            1.33       6,800,000        12/19/2004        79.2           65.9                     0.00
    56          499,846            1.41       7,000,000         8/13/2004        74.9           62.5                     0.00
    57          490,069            1.43       6,400,000        12/28/2004        79.8           66.4                     0.00
    58          473,720            1.42       6,150,000          2/1/2005        79.6           66.6                     0.00
-----------------------------------------------------------------------------------------------------------------------------------
    59          481,546            1.54       8,750,000         10/1/2004        52.4           43.9                     0.00
    60          367,310            1.23       5,650,000         11/9/2004        79.6           70.2                     0.00
    61          583,857            1.70       6,800,000         11/4/2004        65.4           50.7                     0.00
    62          364,005            1.20       5,500,000         12/7/2004        79.9           67.1                     0.00
    63          387,314            1.28       5,540,000        10/22/2004        79.2           66.5                     0.00
-----------------------------------------------------------------------------------------------------------------------------------
    64          464,366            1.43       6,260,000        11/11/2004        70.0           53.5                     0.00
    65          557,714            1.74       6,400,000        10/10/2004        66.9           51.3                     0.00
    66          362,258            1.36       5,000,000          1/7/2005        79.9           66.4                     0.00
    67          346,078            1.21       5,100,000         1/21/2005        77.3           65.8                     0.00
    68          335,593            1.29       4,700,000         1/10/2005        80.0           67.1                     0.00
-----------------------------------------------------------------------------------------------------------------------------------
    69          312,672            1.25       4,600,000         11/5/2004        80.2           67.1                     0.00
    70          364,301            1.32       4,600,000         10/8/2004        80.1           61.5                     0.00
    71          343,590            1.31       4,625,000         2/10/2005        79.4           67.2                     0.00
    72          321,427            1.22       4,690,000        12/21/2004        77.8           66.1                     0.00
    73          298,555            1.27       4,400,000         11/9/2004        80.0           70.5                     0.00
-----------------------------------------------------------------------------------------------------------------------------------
    74          321,739            1.27       4,400,000        12/23/2004        80.0           76.0                     0.00
    75          324,783            1.29       5,100,000        11/19/2004        68.6           58.2                     0.00
    76          329,560            1.40       4,600,000         1/18/2005        74.9           62.7                     0.00
    77          310,323            1.20       4,640,000        11/16/2004        74.2           68.3                     0.00
    78          300,453            1.28       4,300,000          1/1/2005        79.9           66.8                     0.00
-----------------------------------------------------------------------------------------------------------------------------------
    79          299,638            1.36       4,600,000        12/19/2004        71.6           59.6                     0.00
    80          277,027            1.28       4,000,000        12/13/2004        80.0           71.5                     0.00
    81          292,657            1.41       3,900,000        12/26/2004        79.3           66.0                     0.00
    82          294,559            1.30       4,100,000         7/27/2004        73.8           56.8                     0.00
    83          286,960            1.35       3,800,000         1/19/2005        78.9           66.7                     0.00
-----------------------------------------------------------------------------------------------------------------------------------
    84          257,952            1.24       3,840,000        12/28/2004        78.1           65.6                     0.00
    85          247,643            1.36       3,420,000          1/5/2005        74.7           63.3                     0.00
    86          228,817 (57)       1.27(57)   3,125,000        10/26/2004        80.0           67.8                     0.00
    87          233,195            1.29       2,950,000         11/4/2004        78.9           61.2                     0.00
   87A                                        1,750,000         11/4/2004                                                0.00
-----------------------------------------------------------------------------------------------------------------------------------
   87B                                        1,200,000         11/4/2004                                                0.00
    88          190,565            1.23       2,850,000         12/8/2004        79.8           66.7                     0.00
    89          218,412            1.46       4,200,000         10/5/2004        52.2           43.7                     0.00
    90          184,092            1.28       2,700,000         12/8/2004        78.3           65.4                     0.00
    91          175,372            1.25       2,660,000         1/18/2005        78.9           69.5                     0.00
-----------------------------------------------------------------------------------------------------------------------------------
    92          175,818            1.28       2,700,000          1/6/2005        77.0           73.8                     0.00
    93          290,869            1.80       4,150,000          8/6/2004        49.9           38.9                     0.00
   93A                                        2,450,000          8/6/2004                                                0.00
   93B                                        1,700,000          8/6/2004                                                0.00
    94          181,689            1.33       4,100,000         10/5/2004        48.6           40.7                     0.00
-----------------------------------------------------------------------------------------------------------------------------------
    95          184,158            1.42       2,500,000        12/28/2004        75.9           63.5                     0.00
    96          187,374            1.28       3,250,000         1/17/2005        56.9           39.9                     0.00
    97          184,965            1.47       2,400,000        10/12/2004        70.6           54.0                     0.00
    98          165,822            1.31       2,390,000        11/12/2004        70.8           54.4                     0.00
    99          138,512            1.31       2,000,000         1/11/2005        80.0           76.6                     0.00
-----------------------------------------------------------------------------------------------------------------------------------
   100          142,091            1.27       2,000,000         1/19/2005        79.0           66.7                     0.00
   101          142,664            1.40       2,060,000         12/7/2004        66.8           51.0                     0.00
   102          158,416            1.29       2,000,000        12/17/2004        67.5           36.6                     0.00
   103          127,800            1.56       1,500,000        11/19/2004        73.1           56.0                     0.00
   104          121,180            1.48       2,500,000         9/30/2004        43.8           33.6                     0.00
-----------------------------------------------------------------------------------------------------------------------------------
   104A                                       1,500,000         9/30/2004                                                0.00
   104B                                       1,000,000         9/30/2004                                                0.00
   105          100,888            1.51       1,250,000        10/19/2004        71.8           54.9                     0.00
   106           92,693            1.52       1,100,000        10/25/2004        74.3           56.9                     0.00
-----------------------------------------------------------------------------------------------------------------------------------

                                                            SQ FEET,           UNIT        LOAN
 CONTROL             YEAR                     YEAR         PADS, ROOMS          OF         PER                OCCUPANCY
   NO.              BUILT                  RENOVATED      UNITS OR ACRE       MEASURE     UNIT ($)        PERCENTAGE (%) (63)
----------------------------------------------------------------------------------------------------------------------------------

    1                1968                 1997 - 2001        1,308,745        Sq Feet           172           97.6(1)
    2              Various                  Various          1,055,577        Sq Feet           155             95.7
    2A               1973                   Ongoing             51,769        Sq Feet                          100.0
    2B               1967                     2002              21,998        Sq Feet                          100.0
    2C               1999                                      116,415        Sq Feet                          100.0
----------------------------------------------------------------------------------------------------------------------------------
    2D               1967                     2002              65,850        Sq Feet                          100.0
    2E               1987                     2003              12,626        Sq Feet                          100.0
    2F               1976                     2000              32,425        Sq Feet                          100.0
    2G               1965                     1993              71,001        Sq Feet                           86.2
    2H               1965                     2003              24,000        Sq Feet                          100.0
----------------------------------------------------------------------------------------------------------------------------------
    2I               1968                     1991              25,000        Sq Feet                          100.0
    2J               1973                     1997              16,573        Sq Feet                           57.3
    2K               1967                     1997              60,000        Sq Feet                          100.0
    2L               1964                     2000              25,000        Sq Feet                          100.0
    2M               1971                     2003              24,515        Sq Feet                          100.0
----------------------------------------------------------------------------------------------------------------------------------
    2N               1966                     1996              25,000        Sq Feet                           61.1
    2O               1967                     1996              40,000        Sq Feet                          100.0
    2P               1977                     1996              30,959        Sq Feet                           91.3
    2Q               1984                     1994             275,022        Sq Feet                           92.6
    2R               1984                                       50,800        Sq Feet                          100.0
----------------------------------------------------------------------------------------------------------------------------------
    2S               1986                     2003              40,150        Sq Feet                           95.0
    2T               1975                                       10,291        Sq Feet                          100.0
    2U               1986                     2001              13,582        Sq Feet                          100.0
    2V               1969                     2003              22,601        Sq Feet                          100.0
    3              Various                  Various        2,430,915(8)       Sq Feet            76           97.1(8)
----------------------------------------------------------------------------------------------------------------------------------
    3A           1999 - 2003                                   652,698        Sq Feet                         97.8(8)
    3B               1999                                      566,537        Sq Feet                         95.7(8)
    3C               1998                                      241,241        Sq Feet                         100.0(8)
    3D               2001                                      176,113        Sq Feet                         100.0(8)
    3E         1967, 1989, 1993                                143,372        Sq Feet                         92.5(8)
----------------------------------------------------------------------------------------------------------------------------------
    3F            1981, 1999                                   266,716        Sq Feet                         100.0(8)
    3G               1998                                      201,516        Sq Feet                         93.8(8)
    3H               1963                     1991             182,722        Sq Feet                         100.0(8)
    4              Various                    2005             968,608        Sq Feet           150             91.0
    4A            1987-1988                                    267,909        Sq Feet                           91.0
----------------------------------------------------------------------------------------------------------------------------------
    4B               1990                                      275,579        Sq Feet                           99.6
    4C               1985                                      263,515        Sq Feet                           78.2
    4D               1998                     2005             161,605        Sq Feet                           94.9
    5                2001                                      305,835        Sq Feet           371            100.0
    6             1969, 1982            1985, 1998-2004        490,000        Sq Feet           204             90.9
----------------------------------------------------------------------------------------------------------------------------------
    7              Various                  Various             11,628        Units           7,740           87.1(26)
    7A               2000                                          928        Units                             77.7
    7B         1973, 2002, 2003               2000                 813        Units                             84.1
    7C            1984-1988                                        573        Units                             83.2
    7D               1997                                          692        Units                             94.6
----------------------------------------------------------------------------------------------------------------------------------
    7E               1999                                          914        Units                             90.0
    7F               2000                                          839        Units                             86.0
    7G           1960's, 1999                 1999                 655        Units                             94.3
    7H               1989                                          614        Units                             95.9
    7I            1997, 1998                                       592        Units                             86.7
----------------------------------------------------------------------------------------------------------------------------------
    7J               1987                                          848        Units                             86.2
    7K               1984                                          620        Units                             91.9
    7L               1996                                          525        Units                             93.8
    7M               1989                                          556        Units                             88.0
    7N               1987                                          454        Units                             97.7
----------------------------------------------------------------------------------------------------------------------------------
    7O               1997                                          598        Units                             84.9
    7P            1985, 1999                                       504        Units                             74.7
    7Q            1999, 2000                                       519        Units                             74.5
    7R               1989                                          384        Units                             77.5
    8              Various                  Various              2,078        Rooms          42,147           70.4(31)
----------------------------------------------------------------------------------------------------------------------------------
    8A               1997                                          144        Rooms                             66.4
    8B               1996                                          161        Rooms                             74.2
    8C               2001                                           75        Rooms                             83.6
    8D               1997                                           92        Rooms                             74.0
    8E               2004                                           75        Rooms                             46.8
----------------------------------------------------------------------------------------------------------------------------------
    8F               1999                                           59        Rooms                             76.6
    8G               1995                                           86        Rooms                             68.8
    8H               2001                                           64        Rooms                             81.6
    8I               1992                                           52        Rooms                             82.0
    8J               1995                                           64        Rooms                             79.0
----------------------------------------------------------------------------------------------------------------------------------
    8K               2000                                           90        Rooms                             69.3
    8L               2000                                           78        Rooms                             70.7
    8M               1995                                           63        Rooms                             79.2
    8N               2001                                           67        Rooms                             77.2
    8O               2000                                           78        Rooms                             69.6
----------------------------------------------------------------------------------------------------------------------------------
    8P               1996                                           75        Rooms                             68.2
    8Q               2000                                           78        Rooms                             70.1
    8R               2001                                           78        Rooms                             66.3
    8S               1994                                           63        Rooms                             62.8
    8T               1996                                           87        Rooms                             59.4
----------------------------------------------------------------------------------------------------------------------------------
    8U               2000                                           79        Rooms                             69.2
    8V               1992                                           60        Rooms                             73.1
    8W               2000                                           58        Rooms                             64.5
    8X               1994                                           57        Rooms                             57.1
    8Y               1999                                           70        Rooms                             59.1
----------------------------------------------------------------------------------------------------------------------------------
    8Z               1995                                           62        Rooms                             59.6
   8AA               1995                                           63        Rooms                             63.7
    9              Various                  Various            465,997        Sq Feet           136           93.9(32)
    9A               1978                     2002              41,641        Sq Feet                           90.7
    9B               1969                   Ongoing            134,219        Sq Feet                           87.9
----------------------------------------------------------------------------------------------------------------------------------
    9C               1984                                       32,756        Sq Feet                          100.0
    9D               1968                     1999              31,250        Sq Feet                          100.0
    9E               1968                     2001              50,000        Sq Feet                          100.0
    9F               1976                     2004              30,373        Sq Feet                          100.0
    9G               1969                     1998              25,000        Sq Feet                          100.0
----------------------------------------------------------------------------------------------------------------------------------
    9H               1966                                       24,183        Sq Feet                           41.6
    9I               1968                     1990              35,000        Sq Feet                          100.0
    9J               1969                     2000              61,575        Sq Feet                          100.0
    10            1976, 2003                  2000        1,273,931(35)       Sq Feet            45           93.7(36)
    11             Various                  Ongoing                454        Units         113,716             96.4
----------------------------------------------------------------------------------------------------------------------------------
   11A               1910                   Ongoing                 73        Units                             97.3
   11B               1924                   Ongoing                 48        Units                             93.8
   11C               1930                   Ongoing                 53        Units                             96.2
   11D               1925                   Ongoing                 18        Units                             94.4
   11E               1923                   Ongoing                 91        Units                             98.9
----------------------------------------------------------------------------------------------------------------------------------
   11F               1923                   Ongoing                 24        Units                             95.8
   11G               1924                   Ongoing                 24        Units                            100.0
   11H               1924                   Ongoing                 35        Units                             94.3
   11I               1938                   Ongoing                 25        Units                             96.0
   11J               1925                   Ongoing                 44        Units                             95.5
----------------------------------------------------------------------------------------------------------------------------------
   11K               1925                   Ongoing                 19        Units                             94.7
    12             Various                  Various            679,734        Sq Feet            51             91.2
   12A               1981                                      311,238        Sq Feet                           80.1
   12B               1978                                       78,058        Sq Feet                           93.0
   12C               1989                                       34,312        Sq Feet                          100.0
----------------------------------------------------------------------------------------------------------------------------------
   12D               1961                  1987-1989            24,102        Sq Feet                          100.0
   12E            1967-1982                   2004              61,416        Sq Feet                          100.0
   12F               1962                     1991               6,720        Sq Feet                          100.0
   12G               1977                                       29,147        Sq Feet                          100.0
   12H      1947, 1948, 1952, 1960                              20,200        Sq Feet                          100.0
----------------------------------------------------------------------------------------------------------------------------------
   12I               1989                                       41,800        Sq Feet                          100.0
   12J               1953                     2002              16,580        Sq Feet                          100.0
   12K            1947, 1977                                    23,320        Sq Feet                          100.0
   12L               1970                                       22,325        Sq Feet                           53.4
   12M               1968                  2003-2004             3,400        Sq Feet                          100.0
----------------------------------------------------------------------------------------------------------------------------------
   12N               1948                                        7,115        Sq Feet                          100.0
    13               1991                     2004             143,287        Sq Feet           240           91.4(41)
    14               1970                     1995                 432        Units          78,704            100.0
    15         1976, 1978, 2001            1999, 2000          337,989        Sq Feet            91             99.1
    16               1985                   Ongoing             20,000        Sq Feet           902            100.0
----------------------------------------------------------------------------------------------------------------------------------
    17               1971                     2004             169,853        Sq Feet            94             93.7
    18         1890, 1903, 1927             Ongoing            151,162        Sq Feet           104           96.9(46)
    19               1980                     2001              96,281        Sq Feet           163            100.0
    20               1915                     2002              72,000        Sq Feet           208            100.0
    21               1900                     2004             107,343        Sq Feet           139           89.8(50)
----------------------------------------------------------------------------------------------------------------------------------
    22             Various                  Various            110,307        Sq Feet           131             80.9
   22A               1977                                       20,483        Sq Feet                           88.5
   22B               1966                     2002              29,307        Sq Feet                          100.0
   22C               1978                     2002              60,517        Sq Feet                           66.4
    23             Various                  Ongoing                 98        Units         141,694             89.7
----------------------------------------------------------------------------------------------------------------------------------
   23A               1914                   Ongoing                 40        Units                             90.0
   23B               1922                   Ongoing                 33        Units                             87.9
   23C               1928                   Ongoing                 25        Units                             92.0
    24             Various                                        11.3        Acre        1,194,690             0.0
   24A               1996                                          1.0        Acre                              0.0
----------------------------------------------------------------------------------------------------------------------------------
   24B               1998                                          1.3        Acre                              0.0
   24C               2005                                          9.0        Acre                              0.0
    25               1983                                      118,198        Sq Feet           114             97.8
    26            1988, 2001               2001, 2004              202        Rooms          65,592             72.3
    27         1958, 1974, 1985                                174,368        Sq Feet            75             97.4
----------------------------------------------------------------------------------------------------------------------------------
    28               1983                                          287        Units          42,997             93.7
    29               1989                   Ongoing            154,173        Sq Feet            80             83.7
    30            1988, 1991                  1997             230,659        Sq Feet            52             98.3
    31               1986                                       58,943        Sq Feet           203            100.0
    32               1931                   Ongoing                 67        Units         170,776             92.5
----------------------------------------------------------------------------------------------------------------------------------
    33               1990                                       41,327        Sq Feet           266            100.0
    34               1999                                       70,065        Sq Feet           143            100.0
    35               1990                     2004              64,321        Sq Feet           145             95.6
    36               2002                                       66,446        Sq Feet           128             97.9
    37               2004                                      188,249        Sq Feet            44            100.0
----------------------------------------------------------------------------------------------------------------------------------
    38               1913                   Ongoing                 61        Units         131,885            100.0
    39               2003                                       73,613        Sq Feet           106           96.7(53)
    40             Various                  Various                 48        Units         161,312             98.6
   40A               1920                     2000                   4        Units                            100.0
   40B               1928                     1999                   5        Units                            100.0
----------------------------------------------------------------------------------------------------------------------------------
   40C               1910                     1999                   9        Units                            100.0
   40D               1910                     2003                   8        Units                            100.0
   40E               1920                     2001                   8        Units                             87.5
   40F               1910                     1999                   8        Units                            100.0
   40G               1920                     1999                   6        Units                            100.0
----------------------------------------------------------------------------------------------------------------------------------
    41            1988-1989                   2003              99,293        Sq Feet            78             91.7
    42            1987, 1988                                    80,334        Sq Feet            92             86.5
    43            1988, 1997                                       168        Units          42,857             85.1
    44            1982, 1992                  2004             160,144        Sq Feet            42             97.2
    45            1998-2004                                     59,323        Sq Feet           111             98.0
----------------------------------------------------------------------------------------------------------------------------------
    46               2000                                      125,455        Sq Feet            52             98.9
    47               1965                     2003                 200        Units          32,469             93.5
    48               1986                                       54,201        Sq Feet           111             88.3
    49               1970                     1997                 301        Units          19,767             92.4
    50             Various                    2003                 201        Units          29,543             94.1
----------------------------------------------------------------------------------------------------------------------------------
   50A               1972                     2003                  92        Units                             94.6
   50B               1974                     2003                 109        Units                             93.6
    51               2004                                       39,290        Sq Feet           149           85.6(54)
    52               1975                                          307        Units          18,567             86.0
    53               1891                     1998              60,127        Sq Feet            93             95.5
----------------------------------------------------------------------------------------------------------------------------------
    54               1984                                       87,136        Sq Feet            63             95.3
    55               1987                                       77,315        Sq Feet            70             98.4
    56               1990                                       61,175        Sq Feet            86            100.0
    57         1964, 1996, 2001                                 94,324        Sq Feet            54             95.8
    58               1992                                       57,066        Sq Feet            86            100.0
----------------------------------------------------------------------------------------------------------------------------------
    59               1976                  2000, 2003          144,256        Sq Feet            32             92.3
    60               1968                     1998                 115        Units          39,130             92.2
    61       1975 (Imperial Park),
            1964 (Imperial Estates)           2003                 338        Pads           13,166             99.4
    62               1980                     2004                 208        Units          21,134             85.6
    63               2003                                       30,944        Sq Feet           142             90.3
----------------------------------------------------------------------------------------------------------------------------------
    64               1976                     2001             134,037        Sq Feet            33             97.8
    65               1986                                       80,027        Sq Feet            53             87.1
    66               2003                                       41,460        Sq Feet            96             97.1
    67               1984                                       24,953        Sq Feet           158            100.0
    68            1975, 1997                                    84,250        Sq Feet            45             92.7
----------------------------------------------------------------------------------------------------------------------------------
    69            1893, 2004               1998, 2004               36        Units         102,534             88.9
    70               1970                     2002                 100        Units          36,829            100.0
    71               1981                                       42,512        Sq Feet            86            100.0
    72               1997                                       20,047        Sq Feet           182            100.0
    73               1969                  2000-2002               105        Units          33,524             94.3
----------------------------------------------------------------------------------------------------------------------------------
    74               1983                                       33,997        Sq Feet           104             92.1
    75               2004                                       14,820        Sq Feet           236            100.0
    76               1984                                       42,280        Sq Feet            82            100.0
    77               1983                     2003                  90        Units          38,232             94.4
    78               1967                     1993              35,533        Sq Feet            97            100.0
----------------------------------------------------------------------------------------------------------------------------------
    79               1987                                       65,700        Sq Feet            50            100.0
    80               1984                  2000, 2003              132        Units          24,242             81.8
    81               1978                                      109,235        Sq Feet            28             98.6
    82               1972                     2003                 184        Units          16,450             96.2
    83               2002                                       20,008        Sq Feet           150            100.0
----------------------------------------------------------------------------------------------------------------------------------
    84               2002                                          622        Units           4,823             80.4
    85               2002                                          426        Units           5,996             92.0
    86            1881-1902                   2004              32,821        Sq Feet            76          100.0(57)
    87             Various                                         169        Pads           13,769             99.1
   87A            1970, 1985                                        79        Pads                             100.0
----------------------------------------------------------------------------------------------------------------------------------
   87B               1985                                           90        Pads                              97.8
    88            1958, 1962               2002-2004                64        Units          35,541            100.0
    89               1973                                          112        Units          19,578             92.9
    90               1982                     2004                  88        Units          24,034             96.6
    91               2001                                       10,339        Sq Feet           203            100.0
----------------------------------------------------------------------------------------------------------------------------------
    92               1986                                       45,755        Sq Feet            45             94.2
    93             Various                                         322        Pads            6,432             87.0
   93A               1975                                          182        Pads                              87.4
   93B               1965                                          140        Pads                              86.4
    94               1970                  2004-2005               168        Units          11,865             92.3
----------------------------------------------------------------------------------------------------------------------------------
    95               1972                                       16,910        Sq Feet           112            100.0
    96               2002                                          568        Units           3,257             75.2
    97               1985                                       18,709        Sq Feet            91            100.0
    98               2000                                          446        Units           3,794             70.4
    99               1978                                       96,400        Sq Feet            17            100.0
----------------------------------------------------------------------------------------------------------------------------------
   100               1900                     1998              12,562        Sq Feet           126            100.0
   101               1964                     2004                  80        Units          17,194             92.5
   102               1973                     1998              84,154        Sq Feet            16            100.0
   103               1999                                          197        Units           5,566             92.4
   104             Various                                      35,039        Sq Feet            31             85.7
----------------------------------------------------------------------------------------------------------------------------------
   104A           1940, 1974                                    16,676        Sq Feet                           92.7
   104B              1968                                       18,363        Sq Feet                           75.2
   105               2004                                        6,000        Sq Feet           150            100.0
   106               2003                                        7,320        Sq Feet           112            100.0
----------------------------------------------------------------------------------------------------------------------------------

             RENT                                              LARGEST                                         LARGEST
 CONTROL     ROLL         OWNERSHIP                             TENANT                                       TENANT AREA
   NO.       DATE          INTEREST                              NAME                                      LEASED (SQ. FT.)
----------------------------------------------------------------------------------------------------------------------------

    1      2/1/2005       Leasehold        US of America Postal Services                                       492,375
    2     3/17/2005       Fee Simple       N/A                                                                     N/A
    2A    3/17/2005       Fee Simple       Comforce Operating Inc.                                              14,000
    2B    3/17/2005       Fee Simple       Innovative Planning Services Inc.                                    21,998
    2C    3/17/2005       Fee Simple       Titleserv Inc.                                                       64,881
----------------------------------------------------------------------------------------------------------------------------
    2D    3/17/2005       Fee Simple       Cardholder Management Services LLC                                   65,850
    2E    3/17/2005       Fee Simple       Kapson Senior Quarters Corporation                                   12,626 (2)
    2F    3/17/2005       Fee Simple       Inter-Reco Inc.                                                       9,894
    2G    3/17/2005       Fee Simple       S.C. Trading Corporation                                             35,401
    2H    3/17/2005       Fee Simple       Berman Blake Associates Inc.                                         24,000
----------------------------------------------------------------------------------------------------------------------------
    2I    3/17/2005       Fee Simple       Consolidated Admiral Corporation                                     25,000
    2J    3/17/2005       Fee Simple       Research Frontiers Incorporated                                       9,503
    2K    3/17/2005       Fee Simple       Harman Kardon Inc.                                                   60,000 (3)
    2L    3/17/2005       Fee Simple       CSC Holdings Inc.                                                    25,000 (4)
    2M    3/17/2005       Fee Simple       At&t Wireless Services                                               12,500
----------------------------------------------------------------------------------------------------------------------------
    2N    3/17/2005       Fee Simple       Bender Insurance Agency Inc.                                         15,286
    2O    3/17/2005       Fee Simple       Uniforce Staffing Services Inc. (Comforce Operating Inc.)            23,360
    2P    3/17/2005       Fee Simple       Jeffrey Sklar M.D.                                                    4,705
    2Q    3/17/2005       Fee Simple       Delta Funding Corporation                                            92,362
    2R    3/17/2005       Fee Simple       CSC Holdings Inc.                                                    50,800
----------------------------------------------------------------------------------------------------------------------------
    2S    3/17/2005       Fee Simple       Hospice Care Network                                                 24,900
    2T    3/17/2005       Fee Simple       Bell Atlantic                                                        10,291
    2U    3/17/2005       Fee Simple       Queens-Long Island Medical Group P.C.                                13,582
    2V    3/17/2005       Fee Simple       Equinox Woodbury Inc.                                                22,601
    3      Various        Fee Simple       N/A                                                                     N/A
----------------------------------------------------------------------------------------------------------------------------
    3A     3/2/2005       Fee Simple       Costco (9)                                                          155,000
    3B    2/17/2005       Fee Simple       Lowe's                                                              135,197
    3C    2/17/2005       Fee Simple       Lowe's (9)                                                          127,255
    3D    2/17/2005       Fee Simple       Publix                                                               51,420
    3E    2/17/2005       Fee Simple       Pick 'N Save                                                         58,077
----------------------------------------------------------------------------------------------------------------------------
    3F    2/17/2005       Fee Simple       Kohl's                                                               87,839
    3G    2/17/2005       Fee Simple       Best Buy                                                             45,451
    3H    2/17/2005       Fee Simple       Marshall's Mega Store                                                54,756
    4      1/1/2005       Fee Simple       N/A                                                                     N/A
    4A     1/1/2005       Fee Simple       Charles River Ventures                                               44,697 (13)
----------------------------------------------------------------------------------------------------------------------------
    4B     1/1/2005       Fee Simple       Private Healthcare Systems                                          202,304
    4C     1/1/2005       Fee Simple       SAP America                                                          58,723
    4D     1/1/2005       Fee Simple       Pittiglio, Rabin, Todd & McGrath, Inc.                               56,271 (14)
    5      1/1/2005       Fee Simple       Openwave Systems, Inc.                                               56,389 (15)
    6      1/1/2005     Fee Simple(20)     JBA Associates, Inc.                                                 40,571
----------------------------------------------------------------------------------------------------------------------------
    7     11/30/2004 Fee Simple/Leasehold  N/A                                                                     N/A
    7A    11/30/2004      Fee Simple       N/A                                                                     N/A
    7B    11/30/2004      Fee Simple       N/A                                                                     N/A
    7C    11/30/2004    Leasehold(27)      N/A                                                                     N/A
    7D    11/30/2004      Fee Simple       N/A                                                                     N/A
----------------------------------------------------------------------------------------------------------------------------
    7E    11/30/2004      Fee Simple       N/A                                                                     N/A
    7F    11/30/2004      Fee Simple       N/A                                                                     N/A
    7G    11/30/2004      Fee Simple       N/A                                                                     N/A
    7H    11/30/2004      Fee Simple       N/A                                                                     N/A
    7I    11/30/2004      Fee Simple       N/A                                                                     N/A
----------------------------------------------------------------------------------------------------------------------------
    7J    11/30/2004      Fee Simple       N/A                                                                     N/A
    7K    11/30/2004      Fee Simple       N/A                                                                     N/A
    7L    11/30/2004      Fee Simple       N/A                                                                     N/A
    7M    11/30/2004      Fee Simple       N/A                                                                     N/A
    7N    11/30/2004      Fee Simple       N/A                                                                     N/A
----------------------------------------------------------------------------------------------------------------------------
    7O    11/30/2004      Fee Simple       N/A                                                                     N/A
    7P    11/30/2004      Fee Simple       N/A                                                                     N/A
    7Q    11/30/2004      Fee Simple       N/A                                                                     N/A
    7R    11/30/2004      Fee Simple       N/A                                                                     N/A
    8     12/31/2004      Fee Simple       N/A                                                                     N/A
----------------------------------------------------------------------------------------------------------------------------
    8A    12/31/2004      Fee Simple       N/A                                                                     N/A
    8B    12/31/2004      Fee Simple       N/A                                                                     N/A
    8C    12/31/2004      Fee Simple       N/A                                                                     N/A
    8D    12/31/2004      Fee Simple       N/A                                                                     N/A
    8E    12/31/2004      Fee Simple       N/A                                                                     N/A
----------------------------------------------------------------------------------------------------------------------------
    8F    12/31/2004      Fee Simple       N/A                                                                     N/A
    8G    12/31/2004      Fee Simple       N/A                                                                     N/A
    8H    12/31/2004      Fee Simple       N/A                                                                     N/A
    8I    12/31/2004      Fee Simple       N/A                                                                     N/A
    8J    12/31/2004      Fee Simple       N/A                                                                     N/A
----------------------------------------------------------------------------------------------------------------------------
    8K    12/31/2004      Fee Simple       N/A                                                                     N/A
    8L    12/31/2004      Fee Simple       N/A                                                                     N/A
    8M    12/31/2004      Fee Simple       N/A                                                                     N/A
    8N    12/31/2004      Fee Simple       N/A                                                                     N/A
    8O    12/31/2004      Fee Simple       N/A                                                                     N/A
----------------------------------------------------------------------------------------------------------------------------
    8P    12/31/2004      Fee Simple       N/A                                                                     N/A
    8Q    12/31/2004      Fee Simple       N/A                                                                     N/A
    8R    12/31/2004      Fee Simple       N/A                                                                     N/A
    8S    12/31/2004      Fee Simple       N/A                                                                     N/A
    8T    12/31/2004      Fee Simple       N/A                                                                     N/A
----------------------------------------------------------------------------------------------------------------------------
    8U    12/31/2004      Fee Simple       N/A                                                                     N/A
    8V    12/31/2004      Fee Simple       N/A                                                                     N/A
    8W    12/31/2004      Fee Simple       N/A                                                                     N/A
    8X    12/31/2004      Fee Simple       N/A                                                                     N/A
    8Y    12/31/2004      Fee Simple       N/A                                                                     N/A
----------------------------------------------------------------------------------------------------------------------------
    8Z    12/31/2004      Fee Simple       N/A                                                                     N/A
   8AA    12/31/2004      Fee Simple       N/A                                                                     N/A
    9     3/17/2005       Fee Simple       N/A                                                                     N/A
    9A    3/17/2005       Fee Simple       Bankers Life Insurance Company of New York                           26,338
    9B    3/17/2005       Fee Simple       Goldring International Inc.                                          45,465
----------------------------------------------------------------------------------------------------------------------------
    9C    3/17/2005       Fee Simple       Xerox Corporation                                                    25,420
    9D    3/17/2005       Fee Simple       CSC Holdings Inc.                                                    31,250
    9E    3/17/2005       Fee Simple       CSC Holdings Inc.                                                    50,000
    9F    3/17/2005       Fee Simple       Health Insurance Plan of Greater New York                            10,639
    9G    3/17/2005       Fee Simple       Polar Electro, Inc.                                                  25,000
----------------------------------------------------------------------------------------------------------------------------
    9H    3/17/2005       Fee Simple       Long Island Chapter of the March of Dimes                             5,598
    9I    3/17/2005       Fee Simple       CSC Holdings Inc.                                                    35,000
    9J    3/17/2005       Fee Simple       Tilles Investment Company                                             7,705
    10    3/14/2005       Fee Simple       JCPenney                                                            203,407
    11     3/2/2005       Fee Simple       N/A                                                                     N/A
----------------------------------------------------------------------------------------------------------------------------
   11A     3/2/2005       Fee Simple       N/A                                                                     N/A
   11B     3/2/2005       Fee Simple       N/A                                                                     N/A
   11C     3/2/2005       Fee Simple       N/A                                                                     N/A
   11D     3/2/2005       Fee Simple       N/A                                                                     N/A
   11E     3/2/2005       Fee Simple       N/A                                                                     N/A
----------------------------------------------------------------------------------------------------------------------------
   11F     3/2/2005       Fee Simple       N/A                                                                     N/A
   11G     3/2/2005       Fee Simple       N/A                                                                     N/A
   11H     3/2/2005       Fee Simple       N/A                                                                     N/A
   11I     3/2/2005       Fee Simple       N/A                                                                     N/A
   11J     3/2/2005       Fee Simple       N/A                                                                     N/A
----------------------------------------------------------------------------------------------------------------------------
   11K     3/2/2005       Fee Simple       N/A                                                                     N/A
    12    2/28/2005       Fee Simple       N/A                                                                     N/A
   12A    2/28/2005       Fee Simple       Keebler Company                                                      53,317
   12B    2/28/2005       Fee Simple       Global Harvest Foods                                                 25,800
   12C    2/28/2005       Fee Simple       Smart & Final                                                        23,792
----------------------------------------------------------------------------------------------------------------------------
   12D    2/28/2005       Fee Simple       Travelodge                                                           24,102
   12E    2/28/2005       Fee Simple       Pacific Propeller                                                    61,416
   12F    2/28/2005       Fee Simple       Blockbuster Video                                                     6,720
   12G    2/28/2005       Fee Simple       Grainger, Inc.                                                       27,574
   12H    2/28/2005       Fee Simple       Fuzzy Wuzzy Rug Co.                                                   7,500
----------------------------------------------------------------------------------------------------------------------------
   12I    2/28/2005       Fee Simple       Bensussen Deutsch                                                    41,800
   12J    2/28/2005       Fee Simple       Rodda Paint                                                          12,780
   12K    2/28/2005       Fee Simple       Jayeness Moulding Co.                                                10,000
   12L    2/28/2005       Fee Simple       PCI Performance                                                      11,925
   12M    2/28/2005       Fee Simple       Denny's Restaurant                                                    3,400
----------------------------------------------------------------------------------------------------------------------------
   12N    2/28/2005       Fee Simple       New Siren Tavern                                                      3,075
    13    12/16/2004      Fee Simple       Bank of America, N.A.                                                41,009
    14    2/14/2005       Fee Simple       N/A                                                                     N/A
    15    12/23/2004      Fee Simple       Kmart                                                                84,180
    16    2/18/2005       Fee Simple       A&P dba Food Emporium                                                20,000
----------------------------------------------------------------------------------------------------------------------------
    17    2/23/2005       Fee Simple       EZ-Access Storage Systems, Inc.                                      45,782
    18    2/24/2005       Fee Simple       Mercy College (47)                                                   39,500
    19     1/1/2005       Fee Simple       Visiting Nurse Association                                           19,429
    20     1/1/2005       Fee Simple       Broadway Equinox, Inc., Equinox Holdings, Inc.,
                                             Eclipse Development Corporation                                    48,000
    21    12/1/2004       Fee Simple       Aperture Foundation, Inc.                                            17,500
----------------------------------------------------------------------------------------------------------------------------
    22    11/3/2004       Fee Simple       N/A                                                                     N/A
   22A    11/3/2004       Fee Simple       Oakland Physician Associates                                          4,025
   22B    11/3/2004       Fee Simple       Republic Bank                                                         9,400
   22C    11/3/2004       Fee Simple       H & R Block Financial Advisors, Inc.                                 15,522
    23     3/2/2005       Fee Simple       N/A                                                                     N/A
----------------------------------------------------------------------------------------------------------------------------
   23A     3/2/2005       Fee Simple       N/A                                                                     N/A
   23B     3/2/2005       Fee Simple       N/A                                                                     N/A
   23C     3/2/2005       Fee Simple       N/A                                                                     N/A
    24     1/1/2005       Fee Simple       N/A                                                                     N/A
   24A     1/1/2005       Fee Simple       BRE/Amerisuites Properties LLC                                       97,495
----------------------------------------------------------------------------------------------------------------------------
   24B     1/1/2005       Fee Simple       BRE/Homestead Portfolio LLC                                          74,225
   24C     1/1/2005       Fee Simple       Linens 'N Things, Inc. (51)                                          47,057
    25    10/4/2004       Fee Simple       Club Fit Incorporated                                                20,000
    26    10/31/2004      Fee Simple       N/A                                                                     N/A
    27    2/15/2005       Fee Simple       Uka's Big Saver Food, Inc.                                           43,732
----------------------------------------------------------------------------------------------------------------------------
    28    8/28/2004       Fee Simple       N/A                                                                     N/A
    29    12/17/2004      Fee Simple       Paychex                                                              17,252
    30    1/24/2005       Fee Simple       Kmart                                                                86,479
    31    11/19/2004      Fee Simple       A Chau P.L.T.                                                        20,000
    32     3/2/2005       Fee Simple       N/A                                                                     N/A
----------------------------------------------------------------------------------------------------------------------------
    33    1/20/2005       Fee Simple       Blockbuster Video                                                     7,700
    34    12/1/2004       Fee Simple       Consolidated Realty, Inc.                                            23,951
    35     2/9/2005       Fee Simple       Discount Furniture                                                   12,089
    36     2/1/2005       Fee Simple       Publix                                                               44,271
    37    12/2/2004     Fee Simple(52)     Wal-Mart (52)                                                       188,249
----------------------------------------------------------------------------------------------------------------------------
    38     3/2/2005       Fee Simple       N/A                                                                     N/A
    39     3/1/2005       Fee Simple       Diosynth RTP, Inc.                                                   50,978
    40    11/15/2004      Fee Simple       N/A                                                                     N/A
   40A    11/15/2004      Fee Simple       N/A                                                                     N/A
   40B    11/15/2004      Fee Simple       N/A                                                                     N/A
----------------------------------------------------------------------------------------------------------------------------
   40C    11/15/2004      Fee Simple       N/A                                                                     N/A
   40D    11/15/2004      Fee Simple       N/A                                                                     N/A
   40E    11/15/2004      Fee Simple       N/A                                                                     N/A
   40F    11/15/2004      Fee Simple       N/A                                                                     N/A
   40G    11/15/2004      Fee Simple       N/A                                                                     N/A
----------------------------------------------------------------------------------------------------------------------------
    41    12/22/2004      Fee Simple       Penreco                                                              14,507
    42     2/1/2005       Fee Simple       CBS Radio, Inc.                                                       8,825
    43    12/1/2004       Fee Simple       N/A                                                                     N/A
    44    2/15/2005       Fee Simple       K-Mart Corporation                                                   86,479
    45    1/25/2005       Fee Simple       Shooters                                                              6,500
----------------------------------------------------------------------------------------------------------------------------
    46    2/15/2005       Fee Simple       Forman Mills                                                         57,400
    47    2/10/2005       Fee Simple       N/A                                                                     N/A
    48    12/1/2004       Fee Simple       Fitness Club                                                         10,326
    49     1/4/2005       Fee Simple       N/A                                                                     N/A
    50    1/11/2005       Fee Simple       N/A                                                                     N/A
----------------------------------------------------------------------------------------------------------------------------
   50A    1/11/2005       Fee Simple       N/A                                                                     N/A
   50B    1/11/2005       Fee Simple       N/A                                                                     N/A
    51     3/4/2005       Fee Simple       Hennelly Tire & Auto, Inc. dba Tires Plus                             6,108
    52     1/4/2005       Fee Simple       N/A                                                                     N/A
    53     4/6/2005       Fee Simple       Bethlehem Brew Works                                                 11,881
----------------------------------------------------------------------------------------------------------------------------
    54    12/29/2004      Fee Simple       Publix                                                               39,795
    55     1/1/2005       Fee Simple       Food Lion                                                            36,440
    56    9/12/2004       Fee Simple       Club Fit No. 3, Inc                                                  16,400
    57     1/1/2005       Fee Simple       Food Lion                                                            32,510
    58    2/15/2005       Fee Simple       Food Lion                                                            29,000
----------------------------------------------------------------------------------------------------------------------------
    59    12/29/2004      Fee Simple       Big Lots                                                             36,464
    60    9/30/2004       Fee Simple       N/A                                                                     N/A
    61     2/1/2005       Fee Simple       N/A                                                                     N/A
    62    2/14/2005       Fee Simple       N/A                                                                     N/A
    63    11/17/2004      Fee Simple       China Buffet Grill                                                    5,500
----------------------------------------------------------------------------------------------------------------------------
    64    10/1/2004       Fee Simple       Goody's Family Clothing                                              30,962
    65    12/30/2004      Fee Simple       Gold Coast Ballroom                                                  13,929
    66    12/28/2004      Fee Simple       Dollar Tree                                                           8,000
    67    3/11/2005       Fee Simple       Click Camera                                                          6,000
    68    3/18/2005       Fee Simple       HG Hills                                                             30,000
----------------------------------------------------------------------------------------------------------------------------
    69    11/29/2004      Fee Simple       N/A                                                                     N/A
    70    10/1/2004       Fee Simple       N/A                                                                     N/A
    71    2/28/2005       Fee Simple       Lighting, Inc.                                                        8,400
    72    12/9/2004       Fee Simple       Camelot Liquors                                                       4,284
    73    10/31/2004      Fee Simple       N/A                                                                     N/A
----------------------------------------------------------------------------------------------------------------------------
    74    1/11/2005       Fee Simple       Bio Medical Applications of California                               13,381
    75    3/16/2005       Fee Simple       Walgreen Co.                                                         14,820
    76     3/1/2005       Fee Simple       Life Changing Ministries of Jacksonville                              8,096
    77    12/7/2004       Fee Simple       N/A                                                                     N/A
    78    2/18/2005       Fee Simple       A&P dba Food Basics                                                  35,533
----------------------------------------------------------------------------------------------------------------------------
    79     1/1/2005       Fee Simple       Food Lion                                                            33,930
    80     1/4/2005       Fee Simple       N/A                                                                     N/A
    81     1/1/2005       Fee Simple       Pamida, Inc.                                                         40,000
    82    10/1/2004       Fee Simple       N/A                                                                     N/A
    83     4/6/2005       Fee Simple       National City Mortgage                                                7,076
----------------------------------------------------------------------------------------------------------------------------
    84    3/10/2005       Fee Simple       N/A                                                                     N/A
    85    12/29/2004      Fee Simple       N/A                                                                     N/A
    86    3/23/2005       Fee Simple       Fedeli Limited Partnership(57)                                        7,571
    87     2/1/2005       Fee Simple       N/A                                                                     N/A
   87A     2/1/2005       Fee Simple       N/A                                                                     N/A
----------------------------------------------------------------------------------------------------------------------------
   87B     2/1/2005       Fee Simple       N/A                                                                     N/A
    88     1/1/2005       Fee Simple       N/A                                                                     N/A
    89    9/30/2004       Fee Simple       N/A                                                                     N/A
    90    10/1/2004       Fee Simple       N/A                                                                     N/A
    91    3/10/2005       Fee Simple       Finesse Cleaners                                                      2,333
----------------------------------------------------------------------------------------------------------------------------
    92    12/31/2004      Fee Simple       DFW Community News                                                   27,515
    93     3/2/2005       Fee Simple       N/A                                                                     N/A
   93A     3/2/2005       Fee Simple       N/A                                                                     N/A
   93B     3/2/2005       Fee Simple       N/A                                                                     N/A
    94    9/26/2004       Fee Simple       N/A                                                                     N/A
----------------------------------------------------------------------------------------------------------------------------
    95     9/2/2004       Fee Simple       Designer Eyewear                                                      3,000
    96    12/16/2004      Fee Simple       N/A                                                                     N/A
    97    12/15/2004      Fee Simple       Galaxy Title Service                                                  2,834
    98    10/31/2004      Fee Simple       N/A                                                                     N/A
    99    12/31/2004      Fee Simple       Leggett Partners dba Leggett & Platt I                               40,000
----------------------------------------------------------------------------------------------------------------------------
   100     4/6/2005       Fee Simple       Social Security Administration                                        7,419
   101    10/31/2004      Fee Simple       N/A                                                                     N/A
   102     2/4/2005       Fee Simple       Kmart Corporation                                                    84,154
   103    10/18/2004      Fee Simple       N/A                                                                     N/A
   104    2/16/2005       Fee Simple       N/A                                                                     N/A
----------------------------------------------------------------------------------------------------------------------------
   104A   2/16/2005       Fee Simple       Envogue Frame & Art Gallery                                           2,240
   104B   2/16/2005       Fee Simple       Southern Mgmt. & Development                                          4,000
   105    10/19/2004      Fee Simple       Comet Cleaners                                                        2,400
   106    10/25/2004      Fee Simple       Comet Cleaners                                                        2,770
----------------------------------------------------------------------------------------------------------------------------

               LARGEST                       2ND LARGEST                                      2ND LARGEST          2ND LARGEST
 CONTROL    TENANT LEASE                        TENANT                                        TENANT AREA          TENANT LEASE
   NO.        EXP. DATE                          NAME                                       LEASED (SQ. FT.)         EXP. DATE
-------------------------------------------------------------------------------------------------------------------------------

    1       10/10/2008       Forest Laboratories, Inc.                                          120,404              8/31/2010
    2              N/A       N/A                                                                    N/A                    N/A
    2A       5/31/2010       CPA Realty Corporation                                               6,164             10/31/2008
    2B       6/30/2011       N/A                                                                    N/A                    N/A
    2C       8/31/2011       Government Employees Insurance Company (Geico)                      17,750             12/31/2007
-------------------------------------------------------------------------------------------------------------------------------
    2D       1/31/2013       N/A                                                                    N/A                    N/A
    2E      10/31/2012       N/A                                                                    N/A                    N/A
    2F      12/31/2010       Ward & April Realty LLC                                              3,657             11/30/2015
    2G       6/30/2013       Randstad North America LP                                           25,800              3/31/2011
    2H       7/31/2013       N/A                                                                    N/A                    N/A
-------------------------------------------------------------------------------------------------------------------------------
    2I       4/30/2006       N/A                                                                    N/A                    N/A
    2J       1/31/2014       N/A                                                                    N/A                    N/A
    2K       1/31/2010       N/A                                                                    N/A                    N/A
    2L       6/30/2009       N/A                                                                    N/A                    N/A
    2M       1/14/2011       Standard Funding Corporation                                         8,276             10/31/2007
-------------------------------------------------------------------------------------------------------------------------------
    2N       7/31/2011       N/A                                                                    N/A                    N/A
    2O       5/31/2010       Jennifer Convertibles Inc.                                          16,640              1/31/2008
    2P       5/14/2007       First National Bank of Long Island                                   4,488              8/31/2014
    2Q       3/31/2008       Intercept Inc.                                                      47,704             12/31/2011
    2R       2/28/2011       N/A                                                                    N/A                    N/A
-------------------------------------------------------------------------------------------------------------------------------
    2S       7/31/2014       Maxim Partners LLC                                                  13,250              4/30/2013
    2T        4/8/2016       N/A                                                                    N/A                    N/A
    2U       5/31/2015       N/A                                                                    N/A                    N/A
    2V       4/14/2018       N/A                                                                    N/A                    N/A
    3              N/A       N/A                                                                    N/A                    N/A
-------------------------------------------------------------------------------------------------------------------------------
    3A             NAP (11)  Sears (9)                                                          132,700              7/31/2017
    3B       8/31/2019       Loews Cineplex (9)                                                  90,000             12/31/2019
    3C             NAP (11)  Sports Authority                                                    43,043              5/31/2018
    3D       1/31/2019       Jo-Ann Fabrics                                                      41,947              1/31/2017
    3E      12/31/2005       Marshall's Mega Store                                               55,695             11/30/2009
-------------------------------------------------------------------------------------------------------------------------------
    3F       1/31/2023       T.J. Maxx/Burlington                                                86,631             12/31/2008
    3G       1/31/2014       Linens 'N Things                                                    38,213              1/31/2014
    3H      10/31/2009       Burlington Coat Factory (10)                                        48,783              1/31/2007
    4              N/A       N/A                                                                    N/A                    N/A
    4A       3/31/2010       Oscient Pharmaceuticals                                             36,230              3/31/2012
-------------------------------------------------------------------------------------------------------------------------------
    4B      10/31/2010       Wilmer Cutler Pickering Hale                                        23,847              2/28/2011
    4C      12/31/2006       G Finance Holding Corp                                              30,037              8/31/2006
    4D       3/31/2009       IDS Scheer Process Implementation                                   27,479              5/31/2007
    5        2/29/2008       Wells Fargo Bank, N.A.                                              51,626              3/31/2011 (16)
    6       11/30/2009 (21)  Conopco, Inc.                                                       36,388              1/31/2008 (22)
-------------------------------------------------------------------------------------------------------------------------------
    7              N/A       N/A                                                                    N/A                    N/A
    7A             N/A       N/A                                                                    N/A                    N/A
    7B             N/A       N/A                                                                    N/A                    N/A
    7C             N/A       N/A                                                                    N/A                    N/A
    7D             N/A       N/A                                                                    N/A                    N/A
-------------------------------------------------------------------------------------------------------------------------------
    7E             N/A       N/A                                                                    N/A                    N/A
    7F             N/A       N/A                                                                    N/A                    N/A
    7G             N/A       N/A                                                                    N/A                    N/A
    7H             N/A       N/A                                                                    N/A                    N/A
    7I             N/A       N/A                                                                    N/A                    N/A
-------------------------------------------------------------------------------------------------------------------------------
    7J             N/A       N/A                                                                    N/A                    N/A
    7K             N/A       N/A                                                                    N/A                    N/A
    7L             N/A       N/A                                                                    N/A                    N/A
    7M             N/A       N/A                                                                    N/A                    N/A
    7N             N/A       N/A                                                                    N/A                    N/A
-------------------------------------------------------------------------------------------------------------------------------
    7O             N/A       N/A                                                                    N/A                    N/A
    7P             N/A       N/A                                                                    N/A                    N/A
    7Q             N/A       N/A                                                                    N/A                    N/A
    7R             N/A       N/A                                                                    N/A                    N/A
    8              N/A       N/A                                                                    N/A                    N/A
-------------------------------------------------------------------------------------------------------------------------------
    8A             N/A       N/A                                                                    N/A                    N/A
    8B             N/A       N/A                                                                    N/A                    N/A
    8C             N/A       N/A                                                                    N/A                    N/A
    8D             N/A       N/A                                                                    N/A                    N/A
    8E             N/A       N/A                                                                    N/A                    N/A
-------------------------------------------------------------------------------------------------------------------------------
    8F             N/A       N/A                                                                    N/A                    N/A
    8G             N/A       N/A                                                                    N/A                    N/A
    8H             N/A       N/A                                                                    N/A                    N/A
    8I             N/A       N/A                                                                    N/A                    N/A
    8J             N/A       N/A                                                                    N/A                    N/A
-------------------------------------------------------------------------------------------------------------------------------
    8K             N/A       N/A                                                                    N/A                    N/A
    8L             N/A       N/A                                                                    N/A                    N/A
    8M             N/A       N/A                                                                    N/A                    N/A
    8N             N/A       N/A                                                                    N/A                    N/A
    8O             N/A       N/A                                                                    N/A                    N/A
-------------------------------------------------------------------------------------------------------------------------------
    8P             N/A       N/A                                                                    N/A                    N/A
    8Q             N/A       N/A                                                                    N/A                    N/A
    8R             N/A       N/A                                                                    N/A                    N/A
    8S             N/A       N/A                                                                    N/A                    N/A
    8T             N/A       N/A                                                                    N/A                    N/A
-------------------------------------------------------------------------------------------------------------------------------
    8U             N/A       N/A                                                                    N/A                    N/A
    8V             N/A       N/A                                                                    N/A                    N/A
    8W             N/A       N/A                                                                    N/A                    N/A
    8X             N/A       N/A                                                                    N/A                    N/A
    8Y             N/A       N/A                                                                    N/A                    N/A
-------------------------------------------------------------------------------------------------------------------------------
    8Z             N/A       N/A                                                                    N/A                    N/A
   8AA             N/A       N/A                                                                    N/A                    N/A
    9              N/A       N/A                                                                    N/A                    N/A
    9A       8/31/2007       M.G.B. Realty Corp. of Nassau                                        3,875              1/31/2009
    9B       1/31/2010       Camp Dresser & McKee Inc.                                            9,686             12/31/2006
-------------------------------------------------------------------------------------------------------------------------------
    9C      11/30/2009       McAndrew Conboy & Prisco Esqs                                        4,980              1/31/2011
    9D       6/30/2009       N/A                                                                    N/A                    N/A
    9E       6/30/2009       N/A                                                                    N/A                    N/A
    9F       4/30/2009       Orthopedic & Sports Associates of Long Island P.C.                   9,953             10/14/2009
    9G       8/31/2009       N/A                                                                    N/A                    N/A
-------------------------------------------------------------------------------------------------------------------------------
    9H       1/14/2006       Charles Boudin & Company LLP                                         3,500              2/28/2010
    9I       6/30/2009       N/A                                                                    N/A                    N/A
    9J      11/30/2013       Larry Beck Inc.                                                      7,573              3/31/2010
    10             NAP (37)  Dillard's                                                          199,000                    NAP (37)
    11             N/A       N/A                                                                    N/A                    N/A
-------------------------------------------------------------------------------------------------------------------------------
   11A             N/A       N/A                                                                    N/A                    N/A
   11B             N/A       N/A                                                                    N/A                    N/A
   11C             N/A       N/A                                                                    N/A                    N/A
   11D             N/A       N/A                                                                    N/A                    N/A
   11E             N/A       N/A                                                                    N/A                    N/A
-------------------------------------------------------------------------------------------------------------------------------
   11F             N/A       N/A                                                                    N/A                    N/A
   11G             N/A       N/A                                                                    N/A                    N/A
   11H             N/A       N/A                                                                    N/A                    N/A
   11I             N/A       N/A                                                                    N/A                    N/A
   11J             N/A       N/A                                                                    N/A                    N/A
-------------------------------------------------------------------------------------------------------------------------------
   11K             N/A       N/A                                                                    N/A                    N/A
    12             N/A       N/A                                                                    N/A                    N/A
   12A       3/31/2006       DHL (formerly Airborne Freight)                                     47,560              6/13/2008
   12B       8/31/2005       Chinapassions, Inc.                                                  8,720              8/31/2007
   12C       6/30/2009       Bulbman, Inc.                                                       10,520              8/31/2005
-------------------------------------------------------------------------------------------------------------------------------
   12D      12/31/2007       N/A                                                                    N/A                    N/A
   12E       7/31/2015       N/A                                                                    N/A                    N/A
   12F      12/31/2006       N/A                                                                    N/A                    N/A
   12G       9/30/2010       Our Primary Purpose (Bellingham AA)                                  1,573             10/31/2007
   12H       9/30/2005       Wu, Bill Zhi Jian                                                    5,800              4/30/2007
-------------------------------------------------------------------------------------------------------------------------------
   12I       4/30/2005       N/A                                                                    N/A                    N/A
   12J      10/31/2012       Barbieri, Louis                                                      3,800                    MTM
   12K       1/31/2006       Parker Paint Company                                                 6,320              2/28/2009
   12L       2/28/2007       N/A                                                                    N/A                    N/A
   12M      10/31/2023       N/A                                                                    N/A                    N/A
-------------------------------------------------------------------------------------------------------------------------------
   12N       7/31/2006       Mayo's Grocery                                                       2,240              2/28/2010
    13      10/31/2014 (42)  Salomon Smith Barney, Inc.                                          15,637             10/31/2006
    14             N/A       N/A                                                                    N/A                    N/A
    15      11/30/2006       Safeway                                                             61,435              9/30/2021
    16       2/28/2025       N/A                                                                    N/A                    N/A
-------------------------------------------------------------------------------------------------------------------------------
    17       5/31/2011       Joseph K. & Company                                                 20,209              1/31/2008
    18        8/1/2011       HDS Cosmetics Lab, Inc.                                             30,000              2/28/2013
    19       3/31/2007       Bedford Oak Advisors                                                16,665              3/31/2010
    20      12/31/2014       Global Strategy Group, Inc.                                         12,000              3/31/2007
    21       3/31/2014       OneCoast Network, LLC                                                7,500              3/31/2008
-------------------------------------------------------------------------------------------------------------------------------
    22             N/A       N/A                                                                    N/A                    N/A
   22A       5/31/2007       Obstetrics & Gynecology Physicians, PC                               4,024              1/31/2007
   22B      11/30/2008       Monaghan, LoPrete, McDonald, Yakima, Grenke & McCarthy, P.C.         7,958              8/31/2009
   22C        5/6/2009       Haven                                                                4,627              6/30/2006
    23             N/A       N/A                                                                    N/A                    N/A
-------------------------------------------------------------------------------------------------------------------------------
   23A             N/A       N/A                                                                    N/A                    N/A
   23B             N/A       N/A                                                                    N/A                    N/A
   23C             N/A       N/A                                                                    N/A                    N/A
    24             N/A       N/A                                                                    N/A                    N/A
   24A       6/19/2021       N/A                                                                    N/A                    N/A
-------------------------------------------------------------------------------------------------------------------------------
   24B        3/8/2023       N/A                                                                    N/A                    N/A
   24C       1/30/2026       N/A                                                                    N/A                    N/A
    25      10/31/2020       MGR Palace                                                          13,200             12/31/2005
    26             N/A       N/A                                                                    N/A                    N/A
    27       8/16/2009       Central Bell Mart                                                   18,125              7/31/2010
-------------------------------------------------------------------------------------------------------------------------------
    28             N/A       N/A                                                                    N/A                    N/A
    29       3/31/2006       Ford Motor Land Services                                            16,746              1/31/2007
    30        9/1/2013       Sears                                                               47,060              10/1/2009
    31      12/14/2018       Dragon Phoenix Seafood Restaurant, Inc.                              8,245              2/28/2012
    32             N/A       N/A                                                                    N/A                    N/A
-------------------------------------------------------------------------------------------------------------------------------
    33       6/19/2005       Chili's Restaurant                                                   6,878             10/31/2010
    34       6/30/2008       America West Homes, Inc.                                            16,699              7/31/2006
    35       4/14/2008       Kampai Acquisition Corporation                                       4,706             12/31/2010
    36       5/31/2021       Volodymyr Matrosov Euro Cafe                                         2,100              6/30/2006
    37      12/15/2027       N/A                                                                    N/A                    N/A
-------------------------------------------------------------------------------------------------------------------------------
    38             N/A       N/A                                                                    N/A                    N/A
    39       3/31/2010       Field2Base                                                          12,681 (53)         2/28/2011
    40             N/A       N/A                                                                    N/A                    N/A
   40A             N/A       N/A                                                                    N/A                    N/A
   40B             N/A       N/A                                                                    N/A                    N/A
-------------------------------------------------------------------------------------------------------------------------------
   40C             N/A       N/A                                                                    N/A                    N/A
   40D             N/A       N/A                                                                    N/A                    N/A
   40E             N/A       N/A                                                                    N/A                    N/A
   40F             N/A       N/A                                                                    N/A                    N/A
   40G             N/A       N/A                                                                    N/A                    N/A
-------------------------------------------------------------------------------------------------------------------------------
    41       3/31/2012       DETCON Inc.                                                         13,609             11/30/2006
    42      11/30/2009       Florida Lottery                                                      4,710               7/7/2006
    43             N/A       N/A                                                                    N/A                    N/A
    44      11/30/2016       United States Postal Service                                        21,806             10/31/2005
    45       1/31/2007       Fellowship Bible Church                                              5,899             12/31/2007
-------------------------------------------------------------------------------------------------------------------------------
    46       2/28/2012       Sav-A-Lot                                                           15,000             12/31/2010
    47             N/A       N/A                                                                    N/A                    N/A
    48        3/1/2010       Sterling's                                                           7,145               4/1/2008
    49             N/A       N/A                                                                    N/A                    N/A
    50             N/A       N/A                                                                    N/A                    N/A
-------------------------------------------------------------------------------------------------------------------------------
   50A             N/A       N/A                                                                    N/A                    N/A
   50B             N/A       N/A                                                                    N/A                    N/A
    51       1/31/2015       G. DeMartini, Inc. dba Valerios                                      2,756             10/31/2009
    52             N/A       N/A                                                                    N/A                    N/A
    53       7/31/2014       L & L Associates                                                     6,865              1/31/2010
-------------------------------------------------------------------------------------------------------------------------------
    54       11/7/2009       CVS                                                                 10,356              11/5/2009
    55       3/12/2008       CVS                                                                  8,775              1/31/2006
    56       6/30/2011       Lil' Rascals                                                         7,700              2/28/2009
    57       7/16/2017       Maxway                                                              20,040              3/31/2009
    58        6/1/2018       CVS/Eckerd's                                                         8,640              3/21/2013
-------------------------------------------------------------------------------------------------------------------------------
    59       1/31/2009       Beall's Outlet                                                      12,700              4/30/2006
    60             N/A       N/A                                                                    N/A                    N/A
    61             N/A       N/A                                                                    N/A                    N/A
    62             N/A       N/A                                                                    N/A                    N/A
    63      12/31/2008       Pizza Street                                                         5,500             10/31/2009
-------------------------------------------------------------------------------------------------------------------------------
    64       1/31/2008       Town & Country Supermarket                                          30,938              6/30/2013
    65       8/31/2007       Congregation Beth Shalom                                             9,472              6/30/2013
    66       1/31/2009       American Home Patient                                                4,800              5/31/2009
    67      10/31/2008       Futon Factory                                                        4,136               7/1/2006
    68      12/31/2012       Fred's Discount Store                                               21,450              1/31/2010
-------------------------------------------------------------------------------------------------------------------------------
    69             N/A       N/A                                                                    N/A                    N/A
    70             N/A       N/A                                                                    N/A                    N/A
    71      10/31/2007       St. Tammany Parish Library                                           7,300              2/28/2009
    72       4/30/2007       Smoky Hill Family Medicine                                           3,357              2/28/2008
    73             N/A       N/A                                                                    N/A                    N/A
-------------------------------------------------------------------------------------------------------------------------------
    74       5/31/2011       Certus Claims                                                        5,296             11/30/2006
    75       1/31/2080       N/A                                                                    N/A                    N/A
    76       3/31/2010 (56)  JT's Smokehouse Bar-B-Q                                              3,500              2/28/2008
    77             N/A       N/A                                                                    N/A                    N/A
    78       2/28/2025       N/A                                                                    N/A                    N/A
-------------------------------------------------------------------------------------------------------------------------------
    79       8/22/2007       House of Video                                                       8,470             12/31/2009
    80             N/A       N/A                                                                    N/A                    N/A
    81       4/30/2006       SuperValue                                                          28,005             12/31/2012
    82             N/A       N/A                                                                    N/A                    N/A
    83       5/31/2008       People First Credit Union                                            6,149              9/30/2021
-------------------------------------------------------------------------------------------------------------------------------
    84             N/A       N/A                                                                    N/A                    N/A
    85             N/A       N/A                                                                    N/A                    N/A
    86      12/31/2009       Friends of the Children's Network of Stark County, Inc.              6,027             12/31/2009
    87             N/A       N/A                                                                    N/A                    N/A
   87A             N/A       N/A                                                                    N/A                    N/A
-------------------------------------------------------------------------------------------------------------------------------
   87B             N/A       N/A                                                                    N/A                    N/A
    88             N/A       N/A                                                                    N/A                    N/A
    89             N/A       N/A                                                                    N/A                    N/A
    90             N/A       N/A                                                                    N/A                    N/A
    91      10/31/2008       Zapata's Mexican                                                     2,233              3/31/2007
-------------------------------------------------------------------------------------------------------------------------------
    92       1/31/2008       Texas Mail Center                                                    8,640              1/31/2008
    93             N/A       N/A                                                                    N/A                    N/A
   93A             N/A       N/A                                                                    N/A                    N/A
   93B             N/A       N/A                                                                    N/A                    N/A
    94             N/A       N/A                                                                    N/A                    N/A
-------------------------------------------------------------------------------------------------------------------------------
    95       8/31/2009       El Potro Mexican Rest.                                               3,000             10/31/2005
    96             N/A       N/A                                                                    N/A                    N/A
    97       10/1/2006       First Cash Limited                                                   2,118              12/1/2008
    98             N/A       N/A                                                                    N/A                    N/A
    99       7/31/2009       Tools for Trades, Inc.                                              21,400             11/30/2006
-------------------------------------------------------------------------------------------------------------------------------
   100       5/31/2008       American Booksource                                                  2,450              9/30/2008
   101             N/A       N/A                                                                    N/A                    N/A
   102      12/31/2017       N/A                                                                    N/A                    N/A
   103             N/A       N/A                                                                    N/A                    N/A
   104             N/A       N/A                                                                    N/A                    N/A
-------------------------------------------------------------------------------------------------------------------------------
   104A      6/30/2005       Ashley Nye Lampkins                                                  1,726              9/30/2007
   104B      2/28/2009       Southern Market Company                                              1,145             10/31/2005
   105       1/14/2009       Pace Fitness                                                         1,440              5/27/2009
   106       1/14/2009       UPS Store                                                            1,750              9/30/2007
-------------------------------------------------------------------------------------------------------------------------------

                                        3RD LARGEST                           3RD LARGEST                       3RD LARGEST
 CONTROL                                   TENANT                             TENANT AREA                       TENANT LEASE
   NO.                                      NAME                            LEASED (SQ. FT.)                     EXP. DATE
----------------------------------------------------------------------------------------------------------------------------------

    1      Ogilvy Public Relations Worldwide, Inc.                                    88,339                        6/30/2009
    2      N/A                                                                           N/A                              N/A
    2A     Gettry Marcus Stern & Lehrer CPA P.C.                                       6,102                       10/31/2012
    2B     N/A                                                                           N/A                              N/A
    2C     Wachovia Securities LLC                                                    13,984                        6/30/2011
----------------------------------------------------------------------------------------------------------------------------------
    2D     N/A                                                                           N/A                              N/A
    2E     N/A                                                                           N/A                              N/A
    2F     Evan Shapiro & Steve Cohen, MD                                              3,427                        4/30/2011
    2G     N/A                                                                           N/A                              N/A
    2H     N/A                                                                           N/A                              N/A
----------------------------------------------------------------------------------------------------------------------------------
    2I     N/A                                                                           N/A                              N/A
    2J     N/A                                                                           N/A                              N/A
    2K     N/A                                                                           N/A                              N/A
    2L     N/A                                                                           N/A                              N/A
    2M     FME Corporation (NEOPOST)                                                   3,739                        4/30/2006
----------------------------------------------------------------------------------------------------------------------------------
    2N     N/A                                                                           N/A                              N/A
    2O     N/A                                                                           N/A                              N/A
    2P     Edward Berg & Michael Lazar D.D.S. P.C.                                     3,007                       10/31/2010
    2Q     Mortgageit, Inc.                                                           23,400                       11/30/2008
    2R     N/A                                                                           N/A                              N/A
----------------------------------------------------------------------------------------------------------------------------------
    2S     N/A                                                                           N/A                              N/A
    2T     N/A                                                                           N/A                              N/A
    2U     N/A                                                                           N/A                              N/A
    2V     N/A                                                                           N/A                              N/A
    3      N/A                                                                           N/A                              N/A
----------------------------------------------------------------------------------------------------------------------------------
    3A     Kohl's                                                                     86,841                        1/31/2020
    3B     Kohl's                                                                     86,854                        1/31/2022
    3C     Linens 'N Things                                                           35,150                        1/31/2014
    3D     CompUSA                                                                    28,500                        6/30/2017
    3E     Factory Card Outlet                                                         8,500                        9/30/2007
----------------------------------------------------------------------------------------------------------------------------------
    3F     OfficeMax                                                                  30,092                        2/28/2010
    3G     Ross Dress for Less                                                        31,038                        1/31/2015
    3H     T.J. Maxx                                                                  34,872                       12/31/2010
    4      N/A                                                                           N/A                              N/A
    4A     North Star Venture Management                                              21,013                        2/28/2009
----------------------------------------------------------------------------------------------------------------------------------
    4B     ModusLink Corp.                                                            19,135                        8/31/2011
    4C     Winter Wyman & Company                                                     25,421                       10/31/2012
    4D     HQ Global Workplaces                                                       24,090                        5/31/2011
    5      Waggener Edstrom, Inc.                                                     44,818                        3/31/2011 (17)
    6      CB Richard Ellis, Inc.                                                     32,134                        3/31/2014 (23)
----------------------------------------------------------------------------------------------------------------------------------
    7      N/A                                                                           N/A                              N/A
    7A     N/A                                                                           N/A                              N/A
    7B     N/A                                                                           N/A                              N/A
    7C     N/A                                                                           N/A                              N/A
    7D     N/A                                                                           N/A                              N/A
----------------------------------------------------------------------------------------------------------------------------------
    7E     N/A                                                                           N/A                              N/A
    7F     N/A                                                                           N/A                              N/A
    7G     N/A                                                                           N/A                              N/A
    7H     N/A                                                                           N/A                              N/A
    7I     N/A                                                                           N/A                              N/A
----------------------------------------------------------------------------------------------------------------------------------
    7J     N/A                                                                           N/A                              N/A
    7K     N/A                                                                           N/A                              N/A
    7L     N/A                                                                           N/A                              N/A
    7M     N/A                                                                           N/A                              N/A
    7N     N/A                                                                           N/A                              N/A
----------------------------------------------------------------------------------------------------------------------------------
    7O     N/A                                                                           N/A                              N/A
    7P     N/A                                                                           N/A                              N/A
    7Q     N/A                                                                           N/A                              N/A
    7R     N/A                                                                           N/A                              N/A
    8      N/A                                                                           N/A                              N/A
----------------------------------------------------------------------------------------------------------------------------------
    8A     N/A                                                                           N/A                              N/A
    8B     N/A                                                                           N/A                              N/A
    8C     N/A                                                                           N/A                              N/A
    8D     N/A                                                                           N/A                              N/A
    8E     N/A                                                                           N/A                              N/A
----------------------------------------------------------------------------------------------------------------------------------
    8F     N/A                                                                           N/A                              N/A
    8G     N/A                                                                           N/A                              N/A
    8H     N/A                                                                           N/A                              N/A
    8I     N/A                                                                           N/A                              N/A
    8J     N/A                                                                           N/A                              N/A
----------------------------------------------------------------------------------------------------------------------------------
    8K     N/A                                                                           N/A                              N/A
    8L     N/A                                                                           N/A                              N/A
    8M     N/A                                                                           N/A                              N/A
    8N     N/A                                                                           N/A                              N/A
    8O     N/A                                                                           N/A                              N/A
----------------------------------------------------------------------------------------------------------------------------------
    8P     N/A                                                                           N/A                              N/A
    8Q     N/A                                                                           N/A                              N/A
    8R     N/A                                                                           N/A                              N/A
    8S     N/A                                                                           N/A                              N/A
    8T     N/A                                                                           N/A                              N/A
----------------------------------------------------------------------------------------------------------------------------------
    8U     N/A                                                                           N/A                              N/A
    8V     N/A                                                                           N/A                              N/A
    8W     N/A                                                                           N/A                              N/A
    8X     N/A                                                                           N/A                              N/A
    8Y     N/A                                                                           N/A                              N/A
----------------------------------------------------------------------------------------------------------------------------------
    8Z     N/A                                                                           N/A                              N/A
   8AA     N/A                                                                           N/A                              N/A
    9      N/A                                                                           N/A                              N/A
    9A     Premiere OB/GYN PLLC                                                        3,770                       11/30/2012
    9B     Ives & Sultan LLP                                                           5,369                        1/31/2011
----------------------------------------------------------------------------------------------------------------------------------
    9C     Port Royal Sales Ltd.                                                       2,356                        6/30/2007
    9D     N/A                                                                           N/A                              N/A
    9E     N/A                                                                           N/A                              N/A
    9F     Miller Advertising Agency Inc.                                              5,689                        8/31/2007
    9G     N/A                                                                           N/A                              N/A
----------------------------------------------------------------------------------------------------------------------------------
    9H     John's Electric                                                               960                        4/30/2007
    9I     N/A                                                                           N/A                              N/A
    9J     Greiner-Maltz Co. of L.I. Inc.                                              4,862                        2/28/2007
    10     Foley's                                                                   177,987                              NAP (37)
    11     N/A                                                                           N/A                              N/A
----------------------------------------------------------------------------------------------------------------------------------
   11A     N/A                                                                           N/A                              N/A
   11B     N/A                                                                           N/A                              N/A
   11C     N/A                                                                           N/A                              N/A
   11D     N/A                                                                           N/A                              N/A
   11E     N/A                                                                           N/A                              N/A
----------------------------------------------------------------------------------------------------------------------------------
   11F     N/A                                                                           N/A                              N/A
   11G     N/A                                                                           N/A                              N/A
   11H     N/A                                                                           N/A                              N/A
   11I     N/A                                                                           N/A                              N/A
   11J     N/A                                                                           N/A                              N/A
----------------------------------------------------------------------------------------------------------------------------------
   11K     N/A                                                                           N/A                              N/A
    12     N/A                                                                           N/A                              N/A
   12A     Wright Business Graphics                                                   42,036                        5/31/2009
   12B     Roma Furniture                                                              8,720                        6/30/2007
   12C     N/A                                                                           N/A                              N/A
----------------------------------------------------------------------------------------------------------------------------------
   12D     N/A                                                                           N/A                              N/A
   12E     N/A                                                                           N/A                              N/A
   12F     N/A                                                                           N/A                              N/A
   12G     N/A                                                                           N/A                              N/A
   12H     Marshall Walton Design                                                      4,000                        2/28/2008
----------------------------------------------------------------------------------------------------------------------------------
   12I     N/A                                                                           N/A                              N/A
   12J     N/A                                                                           N/A                              N/A
   12K     All Star Auto Glass                                                         4,600                        7/31/2009
   12L     N/A                                                                           N/A                              N/A
   12M     N/A                                                                           N/A                              N/A
----------------------------------------------------------------------------------------------------------------------------------
   12N     Yak's Deli                                                                  1,800                       11/30/2009
    13     New York Life Insurance Company                                            13,672                       11/30/2010 (43)
    14     N/A                                                                           N/A                              N/A
    15     Gold's Gym                                                                 34,915                        2/28/2012
    16     N/A                                                                           N/A                              N/A
----------------------------------------------------------------------------------------------------------------------------------
    17     Gucci America, Inc                                                          7,695                       12/31/2007
    18     The Port Authority of New York and New Jersey                              27,500                         3/2/2009 (48)
    19     Citigroup Global Markets Inc.                                              14,339                        8/31/2007 (49)
    20     Mad River Post, Inc.                                                       12,000                       12/31/2008
    21     1-800-Flowers Retail, Inc.                                                  6,332                        7/31/2008
----------------------------------------------------------------------------------------------------------------------------------
    22     N/A                                                                           N/A                              N/A
   22A     Kristin Kreskey MD                                                          2,101                        5/31/2008
   22B     Cisio Title Company                                                         2,970                        4/30/2007
   22C     Realty Maintenance Company                                                  4,450                        1/31/2012
    23     N/A                                                                           N/A                              N/A
----------------------------------------------------------------------------------------------------------------------------------
   23A     N/A                                                                           N/A                              N/A
   23B     N/A                                                                           N/A                              N/A
   23C     N/A                                                                           N/A                              N/A
    24     N/A                                                                           N/A                              N/A
   24A     N/A                                                                           N/A                              N/A
----------------------------------------------------------------------------------------------------------------------------------
   24B     N/A                                                                           N/A                              N/A
   24C     N/A                                                                           N/A                              N/A
    25     Doris Market of Pembroke Pines                                             10,800                       12/31/2006
    26     N/A                                                                           N/A                              N/A
    27     Rite Aid                                                                   15,625                        5/31/2009
----------------------------------------------------------------------------------------------------------------------------------
    28     N/A                                                                           N/A                              N/A
    29     Seimens Medical Solutions                                                  10,216                        5/31/2006
    30     Sav-A-Center                                                               44,880                        11/1/2010
    31     Aureflam Corporation                                                        3,258                        8/31/2008
    32     N/A                                                                           N/A                              N/A
----------------------------------------------------------------------------------------------------------------------------------
    33     Audio Video Solution                                                        5,951                        1/31/2009
    34     Wadley Construction                                                        10,382                        9/30/2009
    35     US Government                                                               4,365                         2/6/2010
    36     H&R Block                                                                   1,400                        4/30/2009
    37     N/A                                                                           N/A                              N/A
----------------------------------------------------------------------------------------------------------------------------------
    38     N/A                                                                           N/A                              N/A
    39     Shea Homes, LLC                                                             7,509                        1/31/2010
    40     N/A                                                                           N/A                              N/A
   40A     N/A                                                                           N/A                              N/A
   40B     N/A                                                                           N/A                              N/A
----------------------------------------------------------------------------------------------------------------------------------
   40C     N/A                                                                           N/A                              N/A
   40D     N/A                                                                           N/A                              N/A
   40E     N/A                                                                           N/A                              N/A
   40F     N/A                                                                           N/A                              N/A
   40G     N/A                                                                           N/A                              N/A
----------------------------------------------------------------------------------------------------------------------------------
    41     Speed Mark Hiller                                                          11,171                       10/31/2008
    42     Oasis Home Care                                                             4,140                        1/31/2008
    43     N/A                                                                           N/A                              N/A
    44     Dollar Tree Stores, Inc.                                                   11,208                        11/1/2009
    45     Zyng Asian Grill                                                            3,500                        1/31/2015
----------------------------------------------------------------------------------------------------------------------------------
    46     Harbor Freight                                                             15,000                        6/30/2010
    47     N/A                                                                           N/A                              N/A
    48     Salute Club                                                                 5,907                         2/1/2009
    49     N/A                                                                           N/A                              N/A
    50     N/A                                                                           N/A                              N/A
----------------------------------------------------------------------------------------------------------------------------------
   50A     N/A                                                                           N/A                              N/A
   50B     N/A                                                                           N/A                              N/A
    51     It's a Bun Deal, Inc. dba Lindburgers Gourmet Burgers                       2,664                       10/31/2014
    52     N/A                                                                           N/A                              N/A
    53     McQueen, Ball & Associates                                                  4,775                        2/28/2006
----------------------------------------------------------------------------------------------------------------------------------
    54     Eastern Dragon Buffet                                                       6,000                       12/31/2009
    55     The Bargain Store                                                           3,715                        8/31/2009
    56     Krazy Wings Saloon                                                          6,375                        2/28/2009
    57     Dollar General                                                              8,850                        7/31/2008
    58     YWRLP dba Master Han's                                                      5,994                        5/31/2007
----------------------------------------------------------------------------------------------------------------------------------
    59     Pier 1 Import                                                              11,600                              MTM
    60     N/A                                                                           N/A                              N/A
    61     N/A                                                                           N/A                              N/A
    62     N/A                                                                           N/A                              N/A
    63     Land America Commonwealth                                                   3,000                       10/31/2007
----------------------------------------------------------------------------------------------------------------------------------
    64     Central Ozarks Industry                                                    16,000                       10/31/2006
    65     Lyons Plaza Tire                                                            5,400                        4/30/2006
    66     Movie Gallery                                                               4,060                        3/31/2009
    67     Jimick Products, Inc. CD Warehouse                                          2,912                        2/28/2010
    68     RentWay                                                                     4,800                        3/31/2008
----------------------------------------------------------------------------------------------------------------------------------
    69     N/A                                                                           N/A                              N/A
    70     N/A                                                                           N/A                              N/A
    71     Uniforms by Kajan                                                           3,600                        4/30/2007
    72     Smoky Hill Dental                                                           3,024                        2/28/2009
    73     N/A                                                                           N/A                              N/A
----------------------------------------------------------------------------------------------------------------------------------
    74     Farmers Insurance                                                           4,771                        9/30/2007
    75     N/A                                                                           N/A                              N/A
    76     Video Empire                                                                3,022                        2/28/2009
    77     N/A                                                                           N/A                              N/A
    78     N/A                                                                           N/A                              N/A
----------------------------------------------------------------------------------------------------------------------------------
    79     Family Dollar                                                               6,000                       12/31/2009
    80     N/A                                                                           N/A                              N/A
    81     Family Dollar                                                               7,480                       12/31/2008
    82     N/A                                                                           N/A                              N/A
    83     Bethlehem Eye Associates                                                    4,283                       12/31/2012
----------------------------------------------------------------------------------------------------------------------------------
    84     N/A                                                                           N/A                              N/A
    85     N/A                                                                           N/A                              N/A
    86     Victoria Calevski and Christina Puterbaugh of Moda Downtown                 3,005                       12/31/2009
    87     N/A                                                                           N/A                              N/A
   87A     N/A                                                                           N/A                              N/A
----------------------------------------------------------------------------------------------------------------------------------
   87B     N/A                                                                           N/A                              N/A
    88     N/A                                                                           N/A                              N/A
    89     N/A                                                                           N/A                              N/A
    90     N/A                                                                           N/A                              N/A
    91     Tido Computers                                                              1,640                        6/30/2007
----------------------------------------------------------------------------------------------------------------------------------
    92     Gray Enterprises                                                            4,200                       10/31/2008
    93     N/A                                                                           N/A                              N/A
   93A     N/A                                                                           N/A                              N/A
   93B     N/A                                                                           N/A                              N/A
    94     N/A                                                                           N/A                              N/A
----------------------------------------------------------------------------------------------------------------------------------
    95     Spas Etc                                                                    2,160                        6/30/2006
    96     N/A                                                                           N/A                              N/A
    97     Audio Depot                                                                 1,818                        11/1/2006
    98     N/A                                                                           N/A                              N/A
    99     Perimeter Paper Company                                                    20,000                        2/28/2006
----------------------------------------------------------------------------------------------------------------------------------
   100     Van Cleef Engineering Association                                           2,693                       12/31/2006
   101     N/A                                                                           N/A                              N/A
   102     N/A                                                                           N/A                              N/A
   103     N/A                                                                           N/A                              N/A
   104     N/A                                                                           N/A                              N/A
----------------------------------------------------------------------------------------------------------------------------------
   104A    Odis & Company                                                              1,400                        2/28/2006
   104B    Partnership for Creative                                                      845                        5/31/2005
   105     Angel Nails                                                                 1,140                         2/8/2007
   106     Check & Go                                                                  1,400                        3/31/2014
----------------------------------------------------------------------------------------------------------------------------------

FOOTNOTES TO ANNEX A-1

909 Third Avenue                    (1)   Occupancy Percentage, U/W Net Cash
                                          Flow and U/W NCF DSCR were calculated
                                          including (i) 58,532 square feet
                                          leased to Shearman & Sterling, 29,807
                                          square feet leased to Ogilvy Public
                                          Relations Worldwide, Inc. and 29,687
                                          square feet leased to Wiley
                                          Publishing, Inc., which spaces were
                                          subleased back to the related borrower
                                          and subsequently leased to Citibank,
                                          (ii) 11,067 square feet leased to
                                          Fischbein Badillo Wagner, which space
                                          was subleased to Commerce Bank, (iii)
                                          29,266 square feet leased to Fischbein
                                          Badillo Wagner, which space was
                                          subleased to Cozen & O'Connor, (iv)
                                          29,266 square feet of space formerly
                                          occupied by Fischbein Badillo Wagner,
                                          but which has been master-leased by
                                          the sponsor, (v) 29,627 square feet
                                          leased to Wiley Publishing Inc., which
                                          space was subleased to Cosmopolitan
                                          Cosmetics, (vi) 7,038 square feet
                                          leased to Amarex Technology Inc.,
                                          which space was subleased to Commerce
                                          Bank, (vii) 10,477 square feet leased
                                          to Amarex Technology Inc., which space
                                          was subleased to Converse, (viii)
                                          49,217 square feet leased to Allegheny
                                          Energy Services which space was
                                          subleased back to the related borrower
                                          and subsequently leased to Robeco
                                          Investments, and (ix) 4,936 square
                                          feet leased to Robeco USA Inc., which
                                          space was subleased to Lovells. In
                                          addition, with respect to the lease to
                                          Fischbein Badillo Wagner, which was
                                          delinquent on its rent, Vornado Realty
                                          L.P. has provided a guaranty of the
                                          rent due under the lease and a master
                                          lease of certain space which had
                                          recently been vacated by the tenant.
                                          With respect to the lease to Forest
                                          Laboratories, Inc., which did not
                                          provide a tenant estoppel due to a
                                          dispute with the borrower, Vornado
                                          Realty L.P. has provided a guaranty of
                                          the rent due under the lease if such
                                          tenant fails to make payments due
                                          under the lease due to the dispute.

The Woodbury Office Portfolio II    (2)   Kapson Senior Quarters Corporation
                                          subleases 12,626 square feet (at the
                                          125 Froehlich Farm Boulevard
                                          property). Kapson Senior Quarters
                                          Corporation assigned its lease to
                                          Arista Holdings. Arista Holdings
                                          subleased the space to Titleserv,
                                          which space was subsequently subleased
                                          to Sammis Smith & Brush Inc. Kapson
                                          Senior Quarters Corporation is the
                                          tenant on the lease until 2007; and,
                                          thereafter, Sammis Smith & Brush Inc.
                                          becomes the tenant on the lease until
                                          the lease expiration on October 31,
                                          2012.

The Woodbury Office Portfolio II    (3)   Harman Kardon Inc. leases 60,000
                                          square feet at the 250 Crossways Park
                                          Drive property and subleases 12,500
                                          square feet of this space to Greyhawk
                                          North America LLC through the end of
                                          the lease term.

The Woodbury Office Portfolio II    (4)   CSC Holdings Inc. subleases 25,000
                                          square feet (at the 280 Crossways Park
                                          Drive property) to North Shore
                                          University Hospital through the end of
                                          the lease term.

FOOTNOTES TO ANNEX A-1 -- CONTINUED

Macquarie DDR Portfolio II          (5)   With respect to the Macquarie DDR
                                          Portfolio II Mortgage Loan, the
                                          mortgage loan will be locked out for
                                          twelve months; thereafter, the
                                          mortgage loan may be prepaid, with
                                          yield maintenance, in full or in part
                                          (provided that partial prepayments may
                                          not exceed $91,850,000, in the
                                          aggregate during the term of the
                                          loan). In addition, the mortgage loan
                                          may be defeased in whole or in part
                                          two years after securitization. The
                                          mortgage loan may be prepaid without
                                          penalty for the six months prior to
                                          the maturity date. Except during the
                                          continuance of an event of default,
                                          any prepayment permitted under the
                                          mortgage loan documents will be
                                          distributed to the holder of the
                                          floating-rate non-trust pari passu
                                          note until fully prepaid.

Macquarie DDR Portfolio II          (6)   U/W Net Cash Flow and U/W NCF DSCR
                                          were calculated including
                                          approximately $399,902 of income from
                                          four master leases to Developers
                                          Diversified Realty Corporation ("DDR",
                                          rated BBB-/Baa3), as well as one
                                          executed lease to a tenant at the Cool
                                          Springs Pointe property that has not
                                          yet taken occupancy and one executed
                                          lease to a tenant at the Connecticut
                                          Commons property that has not yet
                                          taken occupancy, totaling 36,705
                                          square feet. The two spaces at the
                                          Cool Springs Pointe property and the
                                          Connecticut Commons property are
                                          master-leased by DDR until the tenants
                                          take occupancy and commence paying
                                          full, unabated rent.

Macquarie DDR Portfolio II          (7)   U/W Net Cash Flow, U/W NCF DSCR,
                                          Cut-off Date LTV, and Scheduled
                                          Maturity LTV were calculated based on
                                          both the Macquarie DDR Portfolio II
                                          Mortgage Loan and the Macquarie DDR
                                          Portfolio II Pari Passu Non-Trust Loan
                                          and using, with respect to the
                                          Macquarie DDR Portfolio II Pari Passu
                                          Non-Trust Loan, the 3.63% floating
                                          rate as of the closing of the mortgage
                                          loan. The interest rate shown is for
                                          the $157,250,000 fixed-rate Macquarie
                                          DDR Portfolio II Mortgage Loan. The
                                          $26,450,000 Macquarie DDR Portfolio II
                                          Pari Passu Non-Trust Loan has an
                                          interest rate of one month LIBOR +
                                          0.85% (all-in floating rate of 3.63%
                                          as of the closing of the mortgage loan
                                          and 3.72% as of the date of this
                                          Prospectus Supplement). The fixed rate
                                          Macquarie DDR Portfolio II Mortgage
                                          Loan accrues interest on a 30/360
                                          basis, and the $26,450,000
                                          floating-rate Macquarie DDR Portfolio
                                          II Pari Passu Non-Trust Loan accrues
                                          interest on an Actual/360 basis.

FOOTNOTES TO ANNEX A-1 -- CONTINUED

Macquarie DDR Portfolio II          (8)   Occupancy percentages shown are for
                                          the physical occupancy on the gross
                                          square footage of each property. The
                                          physical occupancy percentages of
                                          collateral space are 96.0%, 94.8%,
                                          100.0%, 100.0%, 92.2%, 100.0%, 93.8%
                                          and 100.0% for Riverdale Village --
                                          Outer Ring, Connecticut Commons, Lake
                                          Brandon Plaza, Lake Brandon Village,
                                          Market Place at Brown Deer, Brown Deer
                                          Center, Cool Springs Pointe and
                                          Shoppers World of Brookfield,
                                          respectively. Including master-leased
                                          space, all of the properties are 100%
                                          leased. The eight anchored retail
                                          centers contain approximately
                                          2,430,915 square feet of total space,
                                          of which approximately 1,869,119
                                          square feet are collateral and 279,541
                                          square feet are subject to ground
                                          leases and therefore the land is
                                          included in the collateral and the
                                          improvements are excluded from the
                                          collateral.

Macquarie DDR Portfolio II          (9)   The land and improvements for Costco
                                          at Riverdale Village -- Outer Ring and
                                          the 127,255 square foot Lowe's at Lake
                                          Brandon Village are not owned by the
                                          related borrower and therefore are not
                                          part of the collateral. Sears at
                                          Riverdale Village -- Outer Ring and
                                          the Loews Cineplex at Connecticut
                                          Commons are subject to ground leases
                                          and therefore their improvements are
                                          not part of the collateral.

Macquarie DDR Portfolio II          (10)  Burlington Coat Factory may terminate
                                          its lease at any time with six months
                                          notice.

Macquarie DDR Portfolio II          (11)  NAP means not applicable as the tenant
                                          owns its pad and is not part of the
                                          collateral.

                                    (12)  Reserved

Bay Colony Corporate Center         (13)  Tenant subleases 31,121 square feet of
                                          its space and remains fully
                                          responsible for all obligations under
                                          its lease.

Bay Colony Corporate Center         (14)  Tenant subleases 19,076 square feet of
                                          its space and remains fully
                                          responsible for all obligations under
                                          its lease.

Civica Office Commons               (15)  Tenant subleases 49,131 square feet of
                                          its space and remains fully
                                          responsible for all obligations under
                                          its lease.

Civica Office Commons               (16)  Lease provides for three, five-year
                                          renewal options.

Civica Office Commons               (17)  Lease provides for two, five-year
                                          renewal options.

Park 80 West                        (18)  Reflect in-place U/W Net Operating
                                          Income and U/W Net Cash Flow. The U/W
                                          Net Operating Income and U/W Net Cash
                                          Flow of the Park 80 West Mortgaged
                                          Property are projected to be
                                          $8,900,778 and $8,219,936,
                                          respectively, based on assumed
                                          lease-up of 10,131 square feet of
                                          vacant space at market rents and
                                          certain other lease rollover
                                          assumptions.

Park 80 West                        (19)  Calculated based on the in-place U/W
                                          Net Cash Flow. Based on the projected
                                          U/W Net Cash Flow as described in the
                                          previous footnote, the Park 80 West
                                          Mortgage Loan has an U/W NCF DSCR of
                                          1.46x. Park 80 West

                                    (20)  A small portion of the property is
                                          subject to a ground lease that expires
                                          June 30, 2063.

Park 80 West                        (21)  227 square feet of the JBA Associates,
                                          Inc. space is storage space that
                                          expires April 30, 2009.

FOOTNOTES TO ANNEX A-1 -- CONTINUED

Park 80 West                        (22)  2,519 square feet of the Conopco, Inc.
                                          space expires March 31, 2009.

Park 80 West                        (23)  5,357 square feet of the CB Richard
                                          Ellis, Inc. space expires September
                                          30, 2007.

U-Store-It Portfolio III            (24)  Reflect in-place U/W Net Operating
                                          Income and U/W Net Cash Flow. The U/W
                                          Net Operating Income and U/W Net Cash
                                          Flow of the U-Store-It Portfolio III
                                          Mortgaged Properties are projected to
                                          be $10,282,394 and $10,153,424,
                                          respectively, based on assumed
                                          increase in the weighted average
                                          occupancy and lower management fee.

U-Store-It Portfolio III            (25)  Calculated based on the in-place U/W
                                          Net Cash Flow. Based on the projected
                                          U/W Net Cash Flow as described in the
                                          previous footnote, the U-Store-It
                                          Portfolio III Mortgage Loan has an U/W
                                          NCF DSCR of 1.61x.

U-Store-It Portfolio III            (26)  Weighted average for the trailing 12
                                          months through November 30, 2004 as
                                          weighted by allocated loan amount.

U-Store-It Portfolio III            (27)  Leasehold interest pursuant to ground
                                          lease that expires April 1, 2008,
                                          subject to nine, five-year renewal
                                          options.

Summit Hotel Portfolio              (28)  Reflect in-place U/W Net Operating
                                          Income and U/W Net Cash Flow. The U/W
                                          Net Operating Income and U/W Net Cash
                                          Flow of the Summit Hotel Portfolio
                                          Mortgaged Properties are projected to
                                          be $14,644,108 and $12,550,583,
                                          respectively, based on assumed
                                          increases in average aggregate ADR and
                                          occupancy rates.

Summit Hotel Portfolio              (29)  Calculated based on the in-place U/W
                                          Net Cash Flow. Based on the projected
                                          U/W Net Cash Flow as described in the
                                          previous footnote, the Summit Hotel
                                          Portfolio Mortgage Loan has an U/W NCF
                                          DSCR of 1.95x.

Summit Hotel Portfolio              (30)  Weighted average for 12 months ending
                                          December 31, 2004 (except for Hampton
                                          Inn Twin Falls which is based on the
                                          2005 budget) as weighted by allocated
                                          loan amount.

Summit Hotel Portfolio              (31)  Weighted average for 12 months ending
                                          December 31, 2004 as weighted by
                                          allocated loan amount.

The Woodbury Office Portfolio I     (32)  Occupancy Percentage, U/W Net Cash
                                          Flow and U/W NCF DSCR were calculated
                                          including Polar Electro, Inc., which
                                          leases 25,000 square feet at the 370
                                          Crossways Park Drive property, but is
                                          not in occupancy. The tenant continues
                                          to pay rent and certain principals of
                                          the related borrower have master
                                          leased the space at the current
                                          in-place rent for a term expiring on
                                          the earlier of August 31, 2009 or the
                                          releasing of the space at terms
                                          satisfying the requirements of the
                                          mortgage loan documents.

Ridgmar Mall                        (33)  Reflect in-place U/W Net Operating
                                          Income and U/W Net Cash Flow. The U/W
                                          Net Operating Income and U/W Net Cash
                                          Flow of the Ridgmar Mall mortgaged
                                          real property are projected to be
                                          $8,347,365 and $7,928,648,
                                          respectively, based on assumed
                                          lease-up of in-line mall space to
                                          85.0% at average of in-line rents and
                                          certain other lease-up assumptions.

FOOTNOTES TO ANNEX A-1 -- CONTINUED

Ridgmar Mall                        (34)  Calculated based on the in-place U/W
                                          Net Cash Flow. Based on the projected
                                          U/W Net Cash Flow as described in the
                                          previous footnote, the Ridgmar Mall
                                          underlying mortgage loan has an U/W
                                          NCF DSCR of 2.52x.

Ridgmar Mall                        (35)  Reflects the total gross leasable area
                                          of the property including anchors, not
                                          all of which is included in the
                                          collateral. The collateral totals
                                          399,958 square feet comprised of
                                          61,640 square foot movie theater and
                                          338,318 square feet of in-line mall
                                          space.

Ridgmar Mall                        (36)  Overall mall occupancy including
                                          anchors. In-line occupancy is 76.2%.

Ridgmar Mall                        (37)  NAP means not applicable as the tenant
                                          owns its store and pad, neither of
                                          which are part of the collateral.

                                    (38)  Reserved

                                    (39)  Reserved

                                    (40)  Reserved

Bank of America Place               (41)  Occupancy Percentage, U/W Net Cash
                                          Flow and U/W NCF DSCR were calculated
                                          including a 3,535 square-foot executed
                                          lease with Meeting Street Management
                                          Company, LLC, which tenant is in a
                                          free rent period through June 1, 2005.
                                          The tenant currently pays a pro-rata
                                          share of operating expenses of $2,400
                                          per month for the first lease year.
                                          Full, unabated rent commences on June
                                          1, 2005. The amount of $25,350 was
                                          escrowed at the closing of the
                                          mortgage loan for the rent abatement.

Bank of America Place               (42)  Bank of America, N.A. has the right to
                                          terminate its lease as of October 31,
                                          2011, upon 12 months prior written
                                          notice, subject to the payment of a
                                          termination fee in accordance with the
                                          lease.

Bank of America Place               (43)  NY Life Insurance Co. has the right to
                                          terminate its lease as of November 1,
                                          2008, upon six months prior written
                                          notice, subject to payment of a
                                          termination fee in accordance with the
                                          lease.

Westminster Village                 (44)  The related borrower is required to
                                          make payments of interest plus, solely
                                          to the extent available from excess
                                          cash flow, monthly amortization
                                          payments, until the stated maturity
                                          date throughout the term of that
                                          mortgage loan. Any such amortization
                                          payments will be in a maximum amount
                                          each month such that, with the
                                          application of those payments, that
                                          underlying mortgage loan would
                                          amortize over a period of not more
                                          than 30 years. The Westminster Village
                                          underlying mortgage loan is presented
                                          in this prospectus supplement as
                                          having a 10 year interest only term
                                          (except for purposes of the Modeling
                                          Assumptions).

Westminster Village                 (45)  Appraised value takes into account the
                                          proposed HUD rent increase that is
                                          scheduled to take place on June 1,
                                          2005.

FOOTNOTES TO ANNEX A-1 -- CONTINUED

iPark on the Hudson                 (46)  Occupancy Percentage, U/W Net Cash
                                          Flow and U/W NCF DSCR were calculated
                                          including Advance Magazine Publishers
                                          Inc. d/b/a The Cartoon Bank, which
                                          tenant has an executed lease for 6,800
                                          square feet but is not yet in
                                          occupancy. The amount of $1,139,712,
                                          related to the proceeds allocable to
                                          the net cash flow differential, was
                                          escrowed at the closing of the
                                          mortgage loan, to be released upon the
                                          tenant taking occupancy and paying
                                          full, unabated rent. Additionally,
                                          Occupancy Percentage, U/W Net Cash
                                          Flow and U/W NCF DSCR were calculated
                                          including 5,600 square feet of space
                                          leased to Aureon Biosciences
                                          Corporation, of which the tenant has
                                          yet to take occupancy. Aureon
                                          Biosciences Corporation leases a total
                                          of 20,004 square feet, and the 5,600
                                          square-foot space is expansion space
                                          on which the tenant continues to pay
                                          rent. Excluding the 6,800 square feet
                                          leased to Advance Magazine Publishers
                                          Inc. and the 5,600 square feet of dark
                                          space leased to Aureon Biosciences
                                          Corporation, the property is 88.6%
                                          occupied. Excluding Advance Magazine
                                          Publishers Inc., which tenant is not
                                          yet paying rent, the U/W NCF DSCR is
                                          1.16x.

iPark on the Hudson                 (47)  Commencing on the date, if any, that
                                          Mercy College (or any replacement
                                          tenant) fails to be in actual
                                          occupancy of the demised premises
                                          (other than during the period of an
                                          insured casualty), a 100% excess cash
                                          flow sweep will commence, with all
                                          swept funds being deposited into the
                                          Mercy College escrow fund. If Mercy
                                          College renews its lease, or is
                                          replaced by another tenant meeting all
                                          requirements in the loan
                                          documentation, the excess cash flow
                                          sweep will cease.

iPark on the Hudson                 (48)  The Port Authority of New York and New
                                          Jersey occupies a total of 27,500
                                          square feet, 14,000 square feet of
                                          which is leased on a month-to-month
                                          basis. Of the space leased on a
                                          month-to-month basis, the tenant may
                                          terminate 7,125 square feet at any
                                          time with 30 days notice and 6,875
                                          square feet at any time with 60 days
                                          notice.

100 South Bedford                   (49)  Citigroup Global Markets Inc. has the
                                          right to terminate its lease on 1,383
                                          square feet of the 14,339 total square
                                          feet it leases as of August 31, 2005
                                          upon 90 days notice. Citigroup Global
                                          Markets Inc. also has an on-going
                                          right to terminate the lease on such
                                          1,383 square feet upon 6 months
                                          notice.

FOOTNOTES TO ANNEX A-1 -- CONTINUED

548 West 28th Street                (50)  Occupancy Percentage, U/W Net Cash
                                          Flow and U/W NCF DSCR were calculated
                                          including the rents from Aperture
                                          Foundation, Inc. and OneCoast Network,
                                          LLC, which have executed leases, but
                                          have not yet taken occupancy. The
                                          amount of $437,500 was escrowed at the
                                          closing of the mortgage loan,
                                          representing tenant allowances of
                                          $385,000 for Aperture Foundation, Inc.
                                          and $52,500 for OneCoast Network, LLC,
                                          to be released upon completion of
                                          their build-out and fulfillment of the
                                          tenant improvement obligations in
                                          accordance with their respective
                                          leases. In addition, the amount of
                                          $50,000 was escrowed in connection
                                          with an alleged default claimed by
                                          1-800 Flowers Retail, Inc. under its
                                          lease. The $50,000 escrow shall be
                                          released upon 1-800-Flowers Retail,
                                          Inc. delivering a tenant estoppel
                                          which, among other things, confirms
                                          that there is no default under its
                                          lease. The property is 89.8% leased
                                          and 66.5% occupied.

Hartz Fee Portfolio                 (51)  The amount of $323,517 was reserved at
                                          the closing of the mortgage loan with
                                          respect to the Linen N' Things lease.
                                          This amount is equal to rent abatement
                                          during the period from the closing of
                                          the mortgage loan until the estimated
                                          commencement of payment of full,
                                          unabated rent. Linens N' Things is not
                                          required to begin paying unabated rent
                                          until the related borrower completes
                                          certain road construction and utility
                                          work. Subject to certain requirements
                                          contained in the mortgage loan
                                          documents, the amount of $58,821.25 is
                                          required to be disbursed to the lender
                                          on each monthly payment date
                                          commencing on April 11, 2005 and
                                          ending on August 11, 2005 and the
                                          amount of $29,410.63 is required to be
                                          disbursed to the lender on September
                                          11, 2005. Under the related mortgage
                                          loan documents, each such disbursement
                                          is required to be credited towards the
                                          borrower's obligation to make payment
                                          of the interest due on such monthly
                                          payment date.

Lake Geneva Centre                  (52)  The Lake Geneva underlying mortgage
                                          loan is secured by the borrower's
                                          interest in the Wal-Mart ground lease.
                                          The Wal-Mart improvement is not part
                                          of the collateral.

Town Hall Commons Office Building   (53)  Occupancy percentage, U/W Net
                                          Operating Income, U/W Net Cash Flow
                                          and U/W NCF DSCR were calculated
                                          including 5,293 square feet of
                                          executed lease with Field2Base, Inc.,
                                          which tenant will physically occupy in
                                          two phases on June 1, 2005 and
                                          December 1, 2005. Field2Base, Inc.
                                          currently occupies 7,388 square feet
                                          of space at the Town Hall Commons
                                          Office Building mortgaged real
                                          property.

FOOTNOTES TO ANNEX A-1 -- CONTINUED

Golden Shoppes                      (54)  Occupancy Percentage, U/W Net Cash
                                          Flow and U/W NCF DSCR were calculated
                                          including the rent from It's a Bun
                                          Deal, Inc. dba Lindburgers Gourmet
                                          Burgers and Golden Pond Chinese, which
                                          tenants have executed leases but have
                                          not yet taken occupancy. The amount of
                                          $845,000, equal to the loan proceeds
                                          allocable to the net cash flow
                                          differential, was held back at the
                                          closing of the mortgage loan, to be
                                          released upon satisfaction of certain
                                          conditions in the mortgage loan
                                          documentation, including that
                                          Lindburgers and Golden Pond Chinese
                                          have taken occupancy and commenced
                                          paying full, unabated rent. The
                                          property is 85.6% leased and 72.1%
                                          occupied.

                                    (55)  Intentionally Deleted

Dunn Avenue Plaza                   (56)  2,233 square feet expires December 31,
                                          2005

Northmark Office                    (57)  Occupancy Percentage, U/W Net Cash
                                          Flow and U/W NCF DSCR were calculated
                                          including 12,094 square feet of
                                          executed leases to four tenants
                                          (including Fedeli Limited Partnership)
                                          which are in occupancy and paying
                                          rent, but which have not yet opened
                                          for business. The amount of $300,000
                                          was held back at the closing of the
                                          mortgage loan, to be released upon the
                                          satisfaction of certain conditions in
                                          the mortgage loan documentation,
                                          including such tenants being open for
                                          business and paying full, unabated
                                          rent, as well as the issuance and
                                          delivery to the lender of a final
                                          certificate of occupancy for a fifth
                                          tenant in occupancy of 2,500 square
                                          feet. The subject property is 100%
                                          leased and 92.4% occupied.

                                    (58)  Reserved

                                    (59)  Reserved

                                    (60)  Reserved

                                    (61)  With regard to multi-property mortgage
                                          loans or cross-collateralized mortgage
                                          loans, each such mortgage loan or
                                          related mortgaged real property with a
                                          particular letter designation in the
                                          "Cross-Collateralized Groups" column
                                          is either part of a multi-property
                                          loan or cross-collateralized with each
                                          of the other mortgage loans or
                                          mortgaged properties with the same
                                          letter designation.

                                    (62)  The number in any parenthetical
                                          reflects the number of months in the
                                          applicable period during which the
                                          subject prepayment provision is in
                                          effect.

                                    (63)  The weighted average occupancy for
                                          multi- property loans is based on
                                          allocated loan amounts.

                                   ANNEX A-2
                  CERTAIN CHARACTERISTICS OF THE MORTGAGE POOL

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                              AMORTIZATION TYPES
                                (MORTGAGE POOL)

                                                                     ANNEX A-2-1

                                             TOTAL         % BY TOTAL       AVERAGE
                                          CUT-OFF DATE    CUT-OFF DATE   CUT-OFF DATE
                              NUMBER       PRINCIPAL        PRINCIPAL      PRINCIPAL
AMORTIZATION TYPES           OF LOANS       BALANCE          BALANCE        BALANCE
--------------------------- ---------- ----------------- -------------- --------------

Amortizing Balloon(2) .....      91     $1,145,181,019         59.0%     $12,584,407
Interest Only .............      15        796,950,000         41.0       53,130,000
                                 --     --------------        -----      -----------
TOTAL/AVG/WTD AVG: ........     106     $1,942,131,019        100.0%     $18,321,991

                                MAXIMUM
                             CUT-OFF DATE     WTD. AVG.    WTD. AVG.   WTD. AVG.   WTD. AVG.
                               PRINCIPAL    CUT-OFF DATE    U/W NCF    OCCUPANCY   MORTGAGE
AMORTIZATION TYPES              BALANCE          LTV          DSCR      RATE(1)      RATE
--------------------------- -------------- -------------- ----------- ----------- ----------

Amortizing Balloon(2) .....  $225,000,000        71.5%        1.36x       95.0%      5.544%
Interest Only .............   157,250,000        69.3         1.84        94.7       5.314
                             ------------        ----         ----        ----       -----
TOTAL/AVG/WTD AVG: ........  $225,000,000        70.6%        1.56X       94.9%      5.450%

-------
(1)   Excludes mortgage loans secured by hospitality properties and properties identified as "Other" property type.

(2)   Includes mortgage loans, representing 25.4% of the initial mortgage pool balance, that provide for payments of interest-only for a specified number of periods, followed by payments of principal and interest up to the maturity date. 90.0% of these loans, by balance, have three years or less of interest-only payments.

                       CUT-OFF DATE LOAN-TO-VALUE RATIOS
                                (MORTGAGE POOL)

                                                                     ANNEX A-2-2

                                               TOTAL         % BY TOTAL       AVERAGE
                                            CUT-OFF DATE    CUT-OFF DATE   CUT-OFF DATE
RANGE OF CUT-OFF DATE           NUMBER       PRINCIPAL        PRINCIPAL      PRINCIPAL
LOAN-TO-VALUE RATIOS (%)       OF LOANS       BALANCE          BALANCE        BALANCE
----------------------------- ---------- ----------------- -------------- --------------

40.1 - 45.0 .................       1     $    1,094,929          0.1%     $ 1,094,929
45.1 - 50.0 .................       2          4,064,449          0.2        2,032,225
50.1 - 55.0 .................       3        151,777,568          7.8       50,592,523
55.1 - 60.0 .................       3        241,836,497         12.5       80,612,166
60.1 - 65.0 .................       4        181,818,515          9.4       45,454,629
65.1 - 70.0 .................      12        185,300,466          9.5       15,441,705
70.1 - 75.0 .................      28        463,370,615         23.9       16,548,951
75.1 - 80.0 .................      51        705,493,797         36.3       13,833,212
80.1  >=    .................       2          7,374,183          0.4        3,687,091
                                   --     --------------        -----      -----------
TOTAL/AVG/WTD AVG: ..........     106     $1,942,131,019        100.0%     $18,321,991

                                  MAXIMUM
                               CUT-OFF DATE     WTD. AVG.    WTD. AVG.   WTD. AVG.   WTD. AVG.
RANGE OF CUT-OFF DATE            PRINCIPAL    CUT-OFF DATE    U/W NCF    OCCUPANCY   MORTGAGE
LOAN-TO-VALUE RATIOS (%)          BALANCE          LTV          DSCR      RATE(1)      RATE
----------------------------- -------------- -------------- ----------- ----------- ----------

40.1 - 45.0 .................  $  1,094,929        43.8%        1.48x       85.7%      5.620%
45.1 - 50.0 .................     2,071,047        49.3         1.57        89.6       5.790
50.1 - 55.0 .................   145,000,000        52.5         2.59        91.1       4.740
55.1 - 60.0 .................   225,000,000        59.0         1.39        97.6       5.645
60.1 - 65.0 .................   157,250,000        62.1         2.21        96.6       4.954
65.1 - 70.0 .................    87,580,808        68.3         1.53        92.5       5.674
70.1 - 75.0 .................   100,000,000        73.8         1.35        92.8       5.521
75.1 - 80.0 .................   163,595,000        79.2         1.36        96.0       5.555
80.1  >=    .................     3,691,239        80.2         1.28        94.4       5.535
                               ------------        ----         ----        ----       -----
TOTAL/AVG/WTD AVG: ..........  $225,000,000        70.6%        1.56X       94.9%      5.450%

Weighted Average Cut-off Date LTV Ratio for all Mortgage Loans: 70.6%

-------
(1)   Excludes mortgage loans secured by hospitality properties and properties identified as "Other" property type.

                           ORIGINAL TERM TO MATURITY
                                (MORTGAGE POOL)

                                                                     ANNEX A-2-3

                                              TOTAL         % BY TOTAL       AVERAGE
                                           CUT-OFF DATE    CUT-OFF DATE   CUT-OFF DATE
RANGE OF ORIGINAL TERMS        NUMBER       PRINCIPAL        PRINCIPAL      PRINCIPAL
TO MATURITY (MONTHS)          OF LOANS       BALANCE          BALANCE        BALANCE
---------------------------- ---------- ----------------- -------------- --------------

49 - 60 ....................      14     $  550,481,342         28.3%     $ 39,320,096
73 - 84 ....................       9        418,950,848         21.6        46,550,094
109 - 120 ..................      78        852,756,828         43.9        10,932,780
121 - 144 ..................       1        100,000,000          5.1       100,000,000
145 - 156 ..................       1          1,350,000          0.1         1,350,000
169 - 180 ..................       3         18,592,000          1.0         6,197,333
                                  --     --------------        -----      ------------
TOTAL/AVG/WTD AVG: .........     106     $1,942,131,019        100.0%     $ 18,321,991

                                 MAXIMUM
                              CUT-OFF DATE     WTD. AVG.    WTD. AVG.   WTD. AVG.   WTD. AVG.   WTD. AVG.
RANGE OF ORIGINAL TERMS         PRINCIPAL    CUT-OFF DATE    U/W NCF    OCCUPANCY    MORTGAGE   ORIGINAL
TO MATURITY (MONTHS)             BALANCE          LTV          DSCR      RATE(1)       RATE       TERM
---------------------------- -------------- -------------- ----------- ----------- ----------- ----------

49 - 60 ....................  $157,250,000        65.6%        2.02x       94.0%       5.198%       60
73 - 84 ....................   163,595,000        74.9         1.40        92.2        5.430        82
109 - 120 ..................   225,000,000        71.0         1.37        96.9        5.594       120
121 - 144 ..................   100,000,000        74.6         1.31        90.9        5.558       121
145 - 156 ..................     1,350,000        67.5         1.29       100.0        6.730       152
169 - 180 ..................    11,000,000        79.0         1.23       100.0        6.074       179
                              ------------        ----         ----       -----        -----       ---
TOTAL/AVG/WTD AVG: .........  $225,000,000        70.6%        1.56X       94.9%       5.450%       95

Weighted Average Original Term to Maturity: 95 months.

-------
(1)   Excludes mortgage loans secured by hospitality properties and properties identified as "Other" property type.

                          REMAINING TERM TO MATURITY
                                (MORTGAGE POOL)

                                                                     ANNEX A-2-4

                                              TOTAL         % BY TOTAL       AVERAGE
                                           CUT-OFF DATE    CUT-OFF DATE   CUT-OFF DATE
RANGE OF REMAINING TERMS       NUMBER       PRINCIPAL        PRINCIPAL      PRINCIPAL
TO MATURITY (MONTHS)          OF LOANS       BALANCE          BALANCE        BALANCE
---------------------------- ---------- ----------------- -------------- --------------

49 - 60 ....................      14     $  550,481,342         28.3%     $39,320,096
61 - 72 ....................       1         90,000,000          4.6       90,000,000
73 - 84 ....................       8        328,950,848         16.9       41,118,856
109 - 120 ..................      79        952,756,828         49.1       12,060,213
121 - 180 ..................       4         19,942,000          1.0        4,985,500
                                  --     --------------        -----      -----------
TOTAL/AVG/WTD AVG: .........     106     $1,942,131,019        100.0%     $18,321,991

                                 MAXIMUM
                              CUT-OFF DATE     WTD. AVG.    WTD. AVG.   WTD. AVG.   WTD. AVG.   WTD. AVG.
RANGE OF REMAINING TERMS        PRINCIPAL    CUT-OFF DATE    U/W NCF    OCCUPANCY    MORTGAGE   REMAINING
TO MATURITY (MONTHS)             BALANCE          LTV          DSCR      RATE(1)       RATE       TERM
---------------------------- -------------- -------------- ----------- ----------- ----------- ----------

49 - 60 ....................  $157,250,000        65.6%        2.02x       94.0%       5.198%       59
61 - 72 ....................    90,000,000        75.0         1.44        87.1        5.325        69
73 - 84 ....................   163,595,000        74.8         1.39        94.1        5.459        83
109 - 120 ..................   225,000,000        71.4         1.36        96.2        5.590       119
121 - 180 ..................    11,000,000        78.2         1.23       100.0        6.119       175
                              ------------        ----         ----       -----        -----       ---
TOTAL/AVG/WTD AVG: .........  $225,000,000        70.6%        1.56X       94.9%       5.450%       94

Weighted Average Remaining Term to Maturity: 94 months.

-------
(1)   Excludes mortgage loans secured by hospitality properties and properties identified as "Other" property type.

                   MORTGAGED PROPERTIES BY PROPERTY TYPE(1)
                                (MORTGAGE POOL)

                                                                     ANNEX A-2-5

                                                   TOTAL         % BY TOTAL       AVERAGE
                                                CUT-OFF DATE    CUT-OFF DATE   CUT-OFF DATE
                                  NUMBER         PRINCIPAL        PRINCIPAL      PRINCIPAL
        PROPERTY TYPE         OF PROPERTIES       BALANCE          BALANCE        BALANCE
---------------------------- --------------- ----------------- -------------- --------------

Office .....................        56        $  979,590,677         50.4%     $17,492,691
Retail .....................        56           481,051,789         24.8        8,590,211
Multifamily ................        44           209,773,949         10.8        4,767,590
Hotel ......................        29           102,872,695          5.3        3,547,334
Self Storage ...............        23           100,192,966          5.2        4,356,216
Industrial/Warehouse .......        12            46,300,870          2.4        3,858,406
Other ......................         3            13,500,000          0.7        4,500,000
Mobile Home Park ...........         5             8,848,073          0.5        1,769,615
                                    --        --------------        -----      -----------
TOTAL/AVG/WTD AVG: .........       228        $1,942,131,019        100.0%     $ 8,518,119

                                 MAXIMUM
                              CUT-OFF DATE     WTD. AVG.    WTD. AVG.   WTD. AVG.   WTD. AVG.
                                PRINCIPAL    CUT-OFF DATE    U/W NCF    OCCUPANCY   MORTGAGE
        PROPERTY TYPE            BALANCE          LTV          DSCR      RATE(2)      RATE
---------------------------- -------------- -------------- ----------- ----------- ----------

Office .....................  $225,000,000        69.0%        1.55x       94.8%      5.402%
Retail .....................    57,400,000        71.7         1.71        97.0       5.374
Multifamily ................    34,000,000        75.0         1.27        94.7       5.769
Hotel ......................    13,249,640        67.3         1.73          --       5.485
Self Storage ...............     9,020,000        74.7         1.43        86.6       5.363
Industrial/Warehouse .......    16,000,000        70.0         1.23        90.9       5.856
Other ......................     7,915,068        74.0         1.43          --       5.275
Mobile Home Park ...........     4,450,000        65.3         1.62        96.4       6.016
                              ------------        ----         ----        ----       -----
TOTAL/AVG/WTD AVG: .........  $225,000,000        70.6%        1.56X       94.8%      5.450%

-------
(1)   Calculations are based on a per property basis and, where multiple properties secure a single underlying mortgage loan, allocated loan amounts.

(2)   Excludes mortgage loans secured by hospitality properties and properties identified as "Other" property type.

                        CUT-OFF DATE PRINCIPAL BALANCES
                                (MORTGAGE POOL)

                                                                     ANNEX A-2-6

                                                     TOTAL         % BY TOTAL       AVERAGE
                                                  CUT-OFF DATE    CUT-OFF DATE   CUT-OFF DATE
RANGE OF CUT-OFF                      NUMBER       PRINCIPAL        PRINCIPAL      PRINCIPAL
DATE PRINCIPAL BALANCES ($)          OF LOANS       BALANCE          BALANCE        BALANCE
----------------------------------- ---------- ----------------- -------------- --------------

          1 -   2,000,000 .........      13     $   18,939,581          1.0%     $  1,456,891
  2,000,001 -   4,000,000 .........      28         86,082,756          4.4         3,074,384
  4,000,001 -   6,000,000 .........      18         92,136,549          4.7         5,118,697
  6,000,001 -   8,000,000 .........       9         64,155,861          3.3         7,128,429
  8,000,001 -  10,000,000 .........       5         44,145,000          2.3         8,829,000
 10,000,001 -  15,000,000 .........      14        182,601,580          9.4        13,042,970
 15,000,001 -  20,000,000 .........       4         65,416,884          3.4        16,354,221
 25,000,001 -  50,000,000 .........       4        134,200,000          6.9        33,550,000
 50,000,001 -  75,000,000 .........       3        172,527,000          8.9        57,509,000
 75,000,001 - 100,000,000 .........       3        277,580,808         14.3        92,526,936
100,000,001 - 125,000,000 .........       1        113,500,000          5.8       113,500,000
125,000,001 - 150,000,000 .........       1        145,000,000          7.5       145,000,000
150,000,001 >=    .................       3        545,845,000         28.1       181,948,333
                                        ---     --------------        -----      ------------
TOTAL/AVG/WTD AVG: ................     106     $1,942,131,019        100.0%     $ 18,321,991

                                        MAXIMUM
                                     CUT-OFF DATE     WTD. AVG.    WTD. AVG.   WTD. AVG.   WTD. AVG.
RANGE OF CUT-OFF                       PRINCIPAL    CUT-OFF DATE    U/W NCF    OCCUPANCY   MORTGAGE
DATE PRINCIPAL BALANCES ($)             BALANCE          LTV          DSCR      RATE(1)      RATE
----------------------------------- -------------- -------------- ----------- ----------- ----------

          1 -   2,000,000 .........  $  1,993,402        67.3%        1.38x       92.3%      5.649%
  2,000,001 -   4,000,000 .........     3,996,024        76.4         1.31        95.8       5.669
  4,000,001 -   6,000,000 .........     5,994,489        72.8         1.39        93.1       5.565
  6,000,001 -   8,000,000 .........     7,788,521        75.4         1.38        93.9       5.460
  8,000,001 -  10,000,000 .........    10,000,000        74.4         1.31        98.7       5.603
 10,000,001 -  15,000,000 .........    14,986,497        73.8         1.39        93.5       5.676
 15,000,001 -  20,000,000 .........    18,042,949        74.2         1.23        97.7       5.709
 25,000,001 -  50,000,000 .........    35,000,000        77.1         1.25        95.3       5.689
 50,000,001 -  75,000,000 .........    63,500,000        74.7         1.51        94.6       5.749
 75,000,001 - 100,000,000 .........   100,000,000        72.7         1.50        89.1       5.433
100,000,001 - 125,000,000 .........   113,500,000        79.6         1.52       100.0       5.508
125,000,001 - 150,000,000 .........   145,000,000        52.5         2.64        91.0       4.704
150,000,001 >=    .................   225,000,000        65.9         1.60        96.9       5.310
                                     ------------        ----         ----       -----       -----
TOTAL/AVG/WTD AVG: ................  $225,000,000        70.6%        1.56X       94.9%      5.450%

Average Cut-off Date Principal Balance: $18,321,991

-------
(1)   Excludes mortgage loans secured by hospitality properties and properties identified as "Other" property type.

                                 U/W NCF DSCR
                                (MORTGAGE POOL)

                                                                     ANNEX A-2-7

                                              TOTAL         % BY TOTAL       AVERAGE
                                           CUT-OFF DATE    CUT-OFF DATE   CUT-OFF DATE
RANGE OF U/W NCF               NUMBER       PRINCIPAL        PRINCIPAL      PRINCIPAL
DSCR (X)                      OF LOANS       BALANCE          BALANCE        BALANCE
---------------------------- ---------- ----------------- -------------- --------------

1.20 - 1.29 ................      49     $  602,746,910         31.0%     $ 12,300,957
1.30 - 1.39 ................      21        459,669,957         23.7        21,889,046
1.40 - 1.49 ................      19        196,962,908         10.1        10,366,469
1.50 - 1.59 ................       6        184,395,695          9.5        30,732,616
1.70 - 1.79 ................       7        181,734,501          9.4        25,962,072
1.80 - 1.89 ................       2         14,371,047          0.7         7,185,523
2.00 >=    .................       2        302,250,000         15.6       151,125,000
                                  --     --------------        -----      ------------
TOTAL/AVG/WTD AVG: .........     106     $1,942,131,019        100.0%     $ 18,321,991

                                 MAXIMUM
                              CUT-OFF DATE     WTD. AVG.    WTD. AVG.   WTD. AVG.   WTD. AVG.
RANGE OF U/W NCF                PRINCIPAL    CUT-OFF DATE    U/W NCF    OCCUPANCY   MORTGAGE
DSCR (X)                         BALANCE          LTV          DSCR      RATE(1)      RATE
---------------------------- -------------- -------------- ----------- ----------- ----------

1.20 - 1.29 ................  $163,595,000        76.5%        1.24x       94.8%      5.609%
1.30 - 1.39 ................   225,000,000        67.3         1.34        95.9       5.646
1.40 - 1.49 ................    90,000,000        73.6         1.44        92.0       5.393
1.50 - 1.59 ................   113,500,000        77.0         1.51        97.7       5.427
1.70 - 1.79 ................    87,580,808        70.7         1.77        93.5       5.655
1.80 - 1.89 ................    12,300,000        75.6         1.83        84.2       5.377
2.00 >=    .................   157,250,000        57.5         2.47        94.2       4.765
                              ------------        ----         ----        ----       -----
TOTAL/AVG/WTD AVG: .........  $225,000,000        70.6%        1.56X       94.9%      5.450%

Weighted Average U/W NCF DSCR: 1.56x.

-------
(1)   Excludes mortgage loans secured by hospitality properties and properties identified as "Other" property type.

                             OCCUPANCY RATES(1)(2)
                               (MORTGAGED POOL)

                                                                     ANNEX A-2-8

                                                   TOTAL        % BY TOTAL       AVERAGE
                                               CUT-OFF DATE    CUT-OFF DATE   CUT-OFF DATE
RANGE OF OCCUPANCY                NUMBER         PRINCIPAL       PRINCIPAL      PRINCIPAL
RATES (%)                     OF PROPERTIES       BALANCE         BALANCE        BALANCE
---------------------------- --------------- ---------------- -------------- --------------

<=  65.0    ................         4        $    8,808,172        0.5%      $ 2,202,043
65.1 - 70.0 ................         1             7,164,527        0.4         7,164,527
70.1 - 75.0 ................         3             6,963,163        0.4         2,321,054
75.1 - 80.0 ................         5            48,676,972        2.5         9,735,394
80.1 - 85.0 ................         7            49,835,189        2.6         7,119,313
85.1 - 90.0 ................        22           125,632,300        6.5         5,710,559
90.1 - 95.0 ................        43           493,232,021       25.4        11,470,512
95.1 >=    .................       111         1,085,445,980       55.9         9,778,793
                                   ---        --------------       ----       -----------
TOTAL/AVG/WTD AVG: .........       196        $1,825,758,324       94.0%      $ 9,315,093

                                 MAXIMUM
                              CUT-OFF DATE     WTD. AVG.    WTD. AVG.   WTD. AVG.   WTD. AVG.
RANGE OF OCCUPANCY              PRINCIPAL    CUT-OFF DATE    U/W NCF    OCCUPANCY   MORTGAGE
RATES (%)                        BALANCE          LTV          DSCR        RATE       RATE
---------------------------- -------------- -------------- ----------- ----------- ----------

<=  65.0    ................  $  2,915,710        76.5%        1.31x       53.8%      5.362%
65.1 - 70.0 ................     7,164,527        79.6         1.20        66.4       6.090
70.1 - 75.0 ................     3,032,000        74.0         1.41        73.6       5.397
75.1 - 80.0 ................    35,525,000        57.6         2.31        77.9       4.885
80.1 - 85.0 ................    12,300,000        75.5         1.47        82.6       5.439
85.1 - 90.0 ................    15,772,701        73.6         1.40        87.5       5.565
90.1 - 95.0 ................   100,000,000        71.8         1.59        92.5       5.462
95.1 >=    .................   225,000,000        70.2         1.52        98.7       5.452
                              ------------        ----         ----        ----       -----
TOTAL/AVG/WTD AVG: .........  $225,000,000        70.7%        1.55X       94.8%      5.449%

Weighted average occupancy rate: 94.8%

-------
(1)   Calculations are based on a per property basis and, where multiple properties secure a single underlying mortgage loan, allocated loan amounts.

(2)   Excludes mortgage loans secured by hospitality properties and properties identified as "Other" property type.

                         REMAINING AMORTIZATION TERMS
                                (MORTGAGE POOL)

                                                                     ANNEX A-2-9

                                                  TOTAL         % BY TOTAL       AVERAGE
                                               CUT-OFF DATE    CUT-OFF DATE   CUT-OFF DATE
RANGE OF REMAINING                 NUMBER       PRINCIPAL        PRINCIPAL      PRINCIPAL
AMORTIZATION TERMS (MONTHS)(1)    OF LOANS       BALANCE          BALANCE        BALANCE
-------------------------------- ---------- ----------------- -------------- --------------

IO(2) . ........................      15     $  796,950,000         41.0%     $53,130,000
229 - 240 ......................       1          1,350,000          0.1        1,350,000
253 - 264 ......................       1          1,850,000          0.1        1,850,000
289 - 300 ......................      21        179,298,934          9.2        8,538,044
313 - 324 ......................       2         93,440,896          4.8       46,720,448
349 - 360 ......................      66        869,241,189         44.8       13,170,321
                                      --     --------------        -----      -----------
TOTAL/AVG/WTD AVG: .............     106     $1,942,131,019        100.0%     $18,321,991

                                     MAXIMUM                                                         WTD. AVG.
                                  CUT-OFF DATE     WTD. AVG.    WTD. AVG.   WTD. AVG.   WTD. AVG.    REMAINING
RANGE OF REMAINING                  PRINCIPAL    CUT-OFF DATE    U/W NCF    OCCUPANCY    MORTGAGE   AMORTIZATION
AMORTIZATION TERMS (MONTHS)(1)       BALANCE          LTV          DSCR      RATE(3)       RATE       TERM(4)
-------------------------------- -------------- -------------- ----------- ----------- ----------- -------------

IO(2) . ........................ $157,250,000         69.3%        1.84x       94.7%       5.314%        --
229 - 240 ......................    1,350,000         67.5         1.29       100.0        6.730        240
253 - 264 ......................    1,850,000         56.9         1.28        75.2        5.600        264
289 - 300 ......................   87,580,808         69.3         1.61        95.6        5.511        297
313 - 324 ......................   90,000,000         75.0         1.43        87.4        5.351        324
349 - 360 ......................  225,000,000         71.6         1.30        95.7        5.570        360
                                 ------------         ----         ----       -----        -----        ---
TOTAL/AVG/WTD AVG: ............. $225,000,000         70.6%        1.56X       94.9%       5.450%       347

Weighted Average Remaining Amortization Term: 347 months.(4)

-------
(1)   Ranges of Remaining Amortization Terms (other than IO) may include mortgage loans that have an interest-only period ending prior to maturity date, but exclude mortgage loans that provide for payments of interest only up to the maturity date.

(2)   Interest-only up to maturity date.

(3)   Excludes mortgage loans secured by hospitality properties and properties identified as "Other" property type.

(4)   Includes mortgage loans that have an interest-only period ending prior to maturity date, but excludes mortgage loans that provide for payments of interest only up to maturity date.

                                MORTGAGE RATES
                                (MORTGAGE POOL)

                                                                    ANNEX A-2-10

                                            TOTAL         % BY TOTAL       AVERAGE
                                         CUT-OFF DATE    CUT-OFF DATE   CUT-OFF DATE
RANGE OF MORTGAGE            NUMBER       PRINCIPAL        PRINCIPAL      PRINCIPAL
RATES (%)                   OF LOANS       BALANCE          BALANCE        BALANCE
-------------------------- ---------- ----------------- -------------- --------------

4.501 - 4.750 ............       1     $  145,000,000          7.5%     $145,000,000
4.751 - 5.000 ............       1        157,250,000          8.1       157,250,000
5.001 - 5.250 ............       6         39,248,521          2.0         6,541,420
5.251 - 5.500 ............      38        647,944,064         33.4        17,051,160
5.501 - 5.750 ............      30        602,452,558         31.0        20,081,752
5.751 - 6.000 ............      16        171,623,668          8.8        10,726,479
6.001 - 6.250 ............      13        177,262,207          9.1        13,635,554
6.501 - 6.750 ............       1          1,350,000          0.1         1,350,000
                                --     --------------        -----      ------------
TOTAL/AVG/WTD AVG: .......     106     $1,942,131,019        100.0%     $ 18,321,991

                               MAXIMUM
                            CUT-OFF DATE     WTD. AVG.    WTD. AVG.   WTD. AVG.   WTD. AVG.
RANGE OF MORTGAGE             PRINCIPAL    CUT-OFF DATE    U/W NCF    OCCUPANCY   MORTGAGE
RATES (%)                      BALANCE          LTV          DSCR      RATE(1)      RATE
-------------------------- -------------- -------------- ----------- ----------- ----------

4.501 - 4.750 ............  $145,000,000        52.5%        2.64x       91.0%      4.704%
4.751 - 5.000 ............   157,250,000        62.2         2.32        97.1       4.822
5.001 - 5.250 ............    12,080,000        78.5         1.41        95.3       5.173
5.251 - 5.500 ............   163,595,000        75.2         1.41        94.0       5.357
5.501 - 5.750 ............   225,000,000        69.6         1.38        96.1       5.586
5.751 - 6.000 ............    51,627,000        71.5         1.27        94.8       5.927
6.001 - 6.250 ............    57,400,000        76.3         1.44        94.3       6.082
6.501 - 6.750 ............     1,350,000        67.5         1.29       100.0       6.730
                            ------------        ----         ----       -----       -----
TOTAL/AVG/WTD AVG: .......  $225,000,000        70.6%        1.56X       94.9%      5.450%

Weighted Average Mortgage Rate: 5.450%

-------
(1)   Excludes mortgage loans secured by hospitality properties and properties identified as "Other" property type.

                      MATURITY DATE LOAN-TO-VALUE RATIOS
                                (MORTGAGE POOL)

                                                                    ANNEX A-2-11

                                               TOTAL         % BY TOTAL       AVERAGE
                                            CUT-OFF DATE    CUT-OFF DATE   CUT-OFF DATE
RANGE OF MATURITY DATE          NUMBER       PRINCIPAL        PRINCIPAL      PRINCIPAL
LOAN-TO-VALUE RATIOS (%)       OF LOANS       BALANCE          BALANCE        BALANCE
----------------------------- ---------- ----------------- -------------- --------------

30.1 - 35.0 .................       1     $    1,094,929          0.1%     $ 1,094,929
35.1 - 40.0 .................       3          5,271,047          0.3        1,757,016
40.1 - 45.0 .................       3          8,770,970          0.5        2,923,657
45.1 - 50.0 .................       4        259,073,155         13.3       64,768,289
50.1 - 55.0 .................       9        169,250,681          8.7       18,805,631
55.1 - 60.0 .................      12        160,744,094          8.3       13,395,341
60.1 - 65.0 .................      13        235,881,554         12.1       18,144,735
65.1 - 70.0 .................      36        344,267,071         17.7        9,562,974
70.1 - 75.0 .................      16        508,515,517         26.2       31,782,220
75.1 - 80.0 .................       9        249,262,000         12.8       27,695,778
                                   --     --------------        -----      -----------
TOTAL/AVG/WTD AVG: ..........     106     $1,942,131,019        100.0%     $18,321,991

                                  MAXIMUM
                               CUT-OFF DATE     WTD. AVG.     WTD. AVG.   WTD. AVG.   WTD. AVG.
RANGE OF MATURITY DATE           PRINCIPAL    MATURITY DATE    U/W NCF    OCCUPANCY   MORTGAGE
LOAN-TO-VALUE RATIOS (%)          BALANCE          LTV           DSCR      RATE(1)      RATE
----------------------------- -------------- --------------- ----------- ----------- ----------

30.1 - 35.0 .................  $  1,094,929        33.6%         1.48x       85.7%      5.620%
35.1 - 40.0 .................     2,071,047        38.7          1.49        86.2       6.074
40.1 - 45.0 .................     4,584,825        43.1          1.47        92.4       5.500
45.1 - 50.0 .................   225,000,000        49.4          1.40        97.5       5.663
50.1 - 55.0 .................   145,000,000        52.4          2.48        91.4       4.838
55.1 - 60.0 .................    87,580,808        57.8          1.58        96.5       5.522
60.1 - 65.0 .................   157,250,000        62.0          1.98        96.9       5.115
65.1 - 70.0 .................    90,000,000        67.3          1.31        92.9       5.526
70.1 - 75.0 .................   163,595,000        73.5          1.29        94.0       5.492
75.1 - 80.0 .................   113,500,000        79.4          1.55        96.9       5.708
                               ------------        ----          ----        ----       -----
TOTAL/AVG/WTD AVG: ..........  $225,000,000        65.2%         1.56X       94.9%      5.450%

Weighted Average Maturity Date LTV Ratio for all Mortgage Loans: 65.2%

-------
(1)   Excludes mortgage loans secured by hospitality properties and properties identified as "Other" property type.

                            PROPERTIES BY STATE(1)
                                (MORTGAGE POOL)

                                                                    ANNEX A-2-12

                                           TOTAL           % BY TOTAL
                                        CUT-OFF DATE      CUT-OFF DATE
                        NUMBER           PRINCIPAL         PRINCIPAL
STATE               OF PROPERTIES         BALANCE           BALANCE
----------------   ---------------   -----------------   -------------

NY .............          46          $  548,211,350          28.2%
MA .............           6             182,032,000           9.4
WA .............          17             162,911,024           8.4
CA .............          25             153,217,733           7.9
TX .............          24             144,344,581           7.4
NJ .............           7             132,372,863           6.8
FL .............          20             114,344,157           5.9
CT .............           3              51,965,069           2.7
MD .............           3              50,433,000           2.6
SC .............           3              48,007,617           2.5
MN .............           2              44,164,875           2.3
WI .............           4              39,550,038           2.0
PA .............           7              35,350,617           1.8
LA .............           8              33,354,276           1.7
TN .............           5              25,451,684           1.3
MI .............           5              25,125,017           1.3
ID .............           5              17,804,780           0.9
HI .............           1              16,000,000           0.8
CO .............           5              15,602,790           0.8
GA .............           6              14,775,345           0.8
KS .............           5              12,216,527           0.6
NC .............           2              11,288,521           0.6
NV .............           1              10,000,000           0.5
KY .............           4               9,869,528           0.5
MO .............           2               8,769,242           0.5
VA .............           2               8,678,958           0.4
WV .............           3               7,883,727           0.4
OH .............           2               6,442,000           0.3
OR .............           1               4,593,016           0.2
AR .............           1               3,130,019           0.2
UT .............           1               2,169,615           0.1
AL .............           2               2,071,047           0.1
                          --          --------------         -----
TOTAL: .........         228          $1,942,131,019         100.0%

-------
(1)   Calculations are based on a per property basis and, where multiple properties secure a single underlying mortgage loan, allocated loan amounts.

                                   ANNEX A-3
            CERTAIN MONETARY TERMS OF THE UNDERLYING MORTGAGE LOANS

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                 LB-UBS COMMERCIAL MORTGAGE TRUST 2005-C2            ANNEX A-3-1

                                                           ORIGINAL    REMAINING
 CONTROL                                                INTEREST-ONLY INTEREST-ONLY   AMORTIZATION          MATURITY     MORTGAGE
   NO.            PROPERTY NAME                         PERIOD (MOS.) PERIOD (MOS.)       TYPE                DATE        RATE(%)
------------------------------------------------------------------------------------------------------------------------------------

     1       909 Third Avenue                                    0        0     Balloon                     4/11/2015    5.643000
------------------------------------------------------------------------------------------------------------------------------------
     2       The Woodbury Office Portfolio II                   36       36     Interest-Only, Balloon      4/11/2012    5.320000
------------------------------------------------------------------------------------------------------------------------------------
     3       Macquarie DDR Portfolio II                         60       60     Interest-Only                4/5/2010    4.822000
------------------------------------------------------------------------------------------------------------------------------------
     4       Bay Colony Corporate Center                        60       58     Interest-Only               2/11/2010    4.704000
------------------------------------------------------------------------------------------------------------------------------------
     5       Civica Office Commons                             120      120     Interest-Only               4/11/2015    5.507500
------------------------------------------------------------------------------------------------------------------------------------
     6       Park 80 West                                      121      118     Interest-Only               2/11/2015    5.557500
------------------------------------------------------------------------------------------------------------------------------------
     7       U-Store-It Portfolio III                           12        7     Interest-Only, Balloon      1/11/2011    5.325000
------------------------------------------------------------------------------------------------------------------------------------
     8       Summit Hotel Portfolio                              0        0     Balloon                     1/11/2012    5.402500
------------------------------------------------------------------------------------------------------------------------------------
     9       The Woodbury Office Portfolio I                    60       60     Interest-Only               4/11/2010    5.270000
------------------------------------------------------------------------------------------------------------------------------------
     10      Ridgmar Mall                                       60       60     Interest-Only               4/11/2010    6.072500
------------------------------------------------------------------------------------------------------------------------------------
     11      Lembi Portfolio - Citi Properties I LLC            60       59     Interest-Only               3/11/2010    5.980000
------------------------------------------------------------------------------------------------------------------------------------
     12      Leavitt Portfolio                                  36       36     Interest-Only, Balloon      4/11/2012    5.760000
------------------------------------------------------------------------------------------------------------------------------------
     13      Bank of America Place                              12       10     Interest-Only, Balloon      2/11/2015    5.520000
------------------------------------------------------------------------------------------------------------------------------------
     14      Westminster Village                               120      119     Interest-Only     (11)      3/11/2015    6.005000
------------------------------------------------------------------------------------------------------------------------------------
     15      North Plaza Shopping Center                        60       57     Interest-Only, Balloon      1/11/2015    5.450000
------------------------------------------------------------------------------------------------------------------------------------
     16      Food Emporium                                       0        0     Balloon                     3/11/2015    5.490000
------------------------------------------------------------------------------------------------------------------------------------
     17      Kaka'ako Warehouse                                 36       35     Interest-Only, Balloon      3/11/2015    6.240000
------------------------------------------------------------------------------------------------------------------------------------
     18      iPark on the Hudson                                 0        0     Balloon                     3/11/2010    5.570000
------------------------------------------------------------------------------------------------------------------------------------
     19      100 South Bedford                                   0        0     Balloon                     2/11/2015    5.560000
------------------------------------------------------------------------------------------------------------------------------------
     20      895 Broadway                                        0        0     Balloon                     3/11/2015    5.680000
------------------------------------------------------------------------------------------------------------------------------------
     21      548 West 28th Street                                0        0     Balloon                     4/11/2015    6.220000
------------------------------------------------------------------------------------------------------------------------------------
     22      Schubiner Portfolio                                 0        0     Balloon                     3/11/2012    6.090000
------------------------------------------------------------------------------------------------------------------------------------
     23      Lembi Portfolio - Trophy Properties I LLC          60       59     Interest-Only               3/11/2010    5.980000
------------------------------------------------------------------------------------------------------------------------------------
     24      Hartz Fee Portfolio                               120      119     Interest-Only               3/11/2015    5.275000
------------------------------------------------------------------------------------------------------------------------------------
     25      Club Fit Plaza                                      0        0     Balloon                     1/11/2015    5.340000
------------------------------------------------------------------------------------------------------------------------------------
     26      Quality Suites and Holiday Inn
             Express Hotels-Mira Mesa                            0        0     Balloon                    12/11/2014    5.990000
------------------------------------------------------------------------------------------------------------------------------------
     27      Sunkist Shopping Center                            24       23     Interest-Only, Balloon      3/11/2015    5.490000
------------------------------------------------------------------------------------------------------------------------------------
     28      Bahama Glen                                        30       27     Interest-Only, Balloon      1/11/2015    5.290000
------------------------------------------------------------------------------------------------------------------------------------
     29      Foster Plaza IX                                    60       58     Interest-Only               2/11/2010    5.260000
------------------------------------------------------------------------------------------------------------------------------------
     30      River Park Shopping Center                         24       22     Interest-Only, Balloon      2/11/2015    5.130000
------------------------------------------------------------------------------------------------------------------------------------
     31      Dover II                                            0        0     Balloon                     1/11/2015    5.550000
------------------------------------------------------------------------------------------------------------------------------------
     32      Lembi Portfolio - Hermann Street LLC               60       59     Interest-Only               3/11/2010    5.980000
------------------------------------------------------------------------------------------------------------------------------------
     33      Boulevard Shops                                    60       57     Interest-Only, Balloon      1/11/2020    6.070000
------------------------------------------------------------------------------------------------------------------------------------
     34      Hughes Airport Center                              24       21     Interest-Only, Balloon      1/11/2015    5.450000
------------------------------------------------------------------------------------------------------------------------------------
     35      Vineyard Plaza                                     36       35     Interest-Only, Balloon      3/11/2012    6.010000
------------------------------------------------------------------------------------------------------------------------------------
     36      Rice Creek Village                                 29       28     Interest-Only, Balloon      3/11/2015    5.140000
------------------------------------------------------------------------------------------------------------------------------------
     37      Lake Geneva Centre                                120      119     Interest-Only               3/11/2015    5.440000
------------------------------------------------------------------------------------------------------------------------------------
     38      Lembi Portfolio - Sutter Street Associates I       60       59     Interest-Only               3/11/2010    5.980000
------------------------------------------------------------------------------------------------------------------------------------
     39      Town Hall Commons Office Building                   0        0     Balloon                     3/11/2015    5.250000
------------------------------------------------------------------------------------------------------------------------------------
     40      Brooklyn Multifamily                                0        0     Balloon                     3/11/2012    5.650000
------------------------------------------------------------------------------------------------------------------------------------
     41      Venture Tech II & III                               0        0     Balloon                     1/11/2012    5.370000
------------------------------------------------------------------------------------------------------------------------------------
     42      901 Northpoint Business Plaza                      36       35     Interest-Only, Balloon      3/11/2015    5.380000
------------------------------------------------------------------------------------------------------------------------------------
     43      Hunter's Ridge Apartments                          60       58     Interest-Only               2/11/2010    5.160000
------------------------------------------------------------------------------------------------------------------------------------
     44      Valley Center Mall                                  0        0     Balloon                     1/11/2015    5.960000
------------------------------------------------------------------------------------------------------------------------------------
     45      The Railyard                                        0        0     Balloon                     2/11/2015    5.490000
------------------------------------------------------------------------------------------------------------------------------------
     46      Park Place Plaza                                    0        0     Balloon                     3/11/2015    5.490000
------------------------------------------------------------------------------------------------------------------------------------
     47      Grande Oaks Apartments                              0        0     Balloon                     3/11/2015    5.440000
------------------------------------------------------------------------------------------------------------------------------------
     48      Frankford Center                                    0        0     Balloon                     3/11/2015    5.600000
------------------------------------------------------------------------------------------------------------------------------------
     49      Stonehill Terrace Apartments                       36       34     Interest-Only, Balloon      2/11/2015    5.420000
------------------------------------------------------------------------------------------------------------------------------------
     50      Acadian House and Willow Bend Apartments            0        0     Balloon                     3/11/2015    6.000000
------------------------------------------------------------------------------------------------------------------------------------
     51      Golden Shoppes                                      0        0     Balloon                     3/11/2015    5.650000
------------------------------------------------------------------------------------------------------------------------------------
     52      Lake Colony Apartments                             36       34     Interest-Only, Balloon      2/11/2015    5.420000
------------------------------------------------------------------------------------------------------------------------------------
     53      Main Street Commons                                 0        0     Balloon                     4/11/2015    5.850000
------------------------------------------------------------------------------------------------------------------------------------
     54      Shoppes of Paddock Park                             0        0     Balloon                     1/11/2015    5.500000
------------------------------------------------------------------------------------------------------------------------------------
     55      Dunlop Village                                      0        0     Balloon                     2/11/2015    5.320000
------------------------------------------------------------------------------------------------------------------------------------
     56      Welleby Square                                      0        0     Balloon                     3/11/2015    5.410000
------------------------------------------------------------------------------------------------------------------------------------
     57      Palmetto Plaza                                      0        0     Balloon                     2/11/2015    5.320000
------------------------------------------------------------------------------------------------------------------------------------
     58      Highland Point Shopping Center                      0        0     Balloon                     3/11/2015    5.510000
------------------------------------------------------------------------------------------------------------------------------------
     59      Gulf Points Square                                  0        0     Balloon                     1/11/2015    5.500000
------------------------------------------------------------------------------------------------------------------------------------

                                                                                        REMAINING
                                                                              REMAINING  LOCKOUT/
                                                          ORIGINAL             TERM TO  DEFEASANCE   U/W        CUT-OFF   SCHEDULED
  CONTROL                                              AMORTIZATION SEASONING MATURITY    PERIOD     NCF          DATE    MATURITY
    NO.         PROPERTY NAME                           TERM (MOS.)   (MOS.)  (MOS.)     (MOS.)    DSCR(%)      LTV (%)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------

     1       909 Third Avenue                               360       0        120       114      1.37 (1)      59.2       49.7
------------------------------------------------------------------------------------------------------------------------------------
     2       The Woodbury Office Portfolio II               360       0         84        18      1.24          78.8       74.3
------------------------------------------------------------------------------------------------------------------------------------
     3       Macquarie DDR Portfolio II                       0       0         60        12      2.32 (2)(3)   62.2 (3)   62.2 (3)
------------------------------------------------------------------------------------------------------------------------------------
     4       Bay Colony Corporate Center                      0       2         58         0      2.64          52.5       52.5
------------------------------------------------------------------------------------------------------------------------------------
     5       Civica Office Commons                            0       0        120       118      1.52          79.6       79.6
------------------------------------------------------------------------------------------------------------------------------------
     6       Park 80 West                                     0       3        118       115      1.31 (4)      74.6       74.6
------------------------------------------------------------------------------------------------------------------------------------
     7       U-Store-It Portfolio III                       324       5         69        66      1.44 (5)      75.0       67.9
------------------------------------------------------------------------------------------------------------------------------------
     8       Summit Hotel Portfolio                         300       3         81        75      1.78 (6)      68.1       57.8
------------------------------------------------------------------------------------------------------------------------------------
     9       The Woodbury Office Portfolio I                  0       0         60        18      1.50 (7)      74.4       74.4
------------------------------------------------------------------------------------------------------------------------------------
     10      Ridgmar Mall                                     0       0         60        54      1.79 (8)      79.2       79.2
------------------------------------------------------------------------------------------------------------------------------------
     11      Lembi Portfolio - Citi Properties I LLC          0       1         59        56      1.21          70.2       70.2
------------------------------------------------------------------------------------------------------------------------------------
     12      Leavitt Portfolio                              360       0         84        25      1.24          69.8       66.1
------------------------------------------------------------------------------------------------------------------------------------
     13      Bank of America Place                          360       2        118       115      1.23 (10)     79.1       67.7
------------------------------------------------------------------------------------------------------------------------------------
     14      Westminster Village                              0       1        119       119      1.31 (11)     80.0 (12)  80.0 (12)
------------------------------------------------------------------------------------------------------------------------------------
     15      North Plaza Shopping Center                    360       3        117       114      1.22          80.0       74.3
------------------------------------------------------------------------------------------------------------------------------------
     16      Food Emporium                                  360       1        119       118      1.20          78.4       65.6
------------------------------------------------------------------------------------------------------------------------------------
     17      Kaka'ako Warehouse                             360       1        119       118      1.20          66.7       60.5
------------------------------------------------------------------------------------------------------------------------------------
     18      iPark on the Hudson                            360       1         59        58      1.26 (13)     78.2       72.8
------------------------------------------------------------------------------------------------------------------------------------
     19      100 South Bedford                              360       2        118       116      1.25          73.2       61.4
------------------------------------------------------------------------------------------------------------------------------------
     20      895 Broadway                                   360       1        119       118      1.72          55.5       46.7
------------------------------------------------------------------------------------------------------------------------------------
     21      548 West 28th Street                           360       0        120       118      1.31 (14)     68.3       58.3
------------------------------------------------------------------------------------------------------------------------------------
     22      Schubiner Portfolio                            360       1         83        80      1.20          79.6       72.1
------------------------------------------------------------------------------------------------------------------------------------
     23      Lembi Portfolio - Trophy Properties I LLC        0       1         59        56      1.21          73.5       73.5
------------------------------------------------------------------------------------------------------------------------------------
     24      Hartz Fee Portfolio                              0       1        119       116      1.43          74.0       74.0
------------------------------------------------------------------------------------------------------------------------------------
     25      Club Fit Plaza                                 300       3        117       117      1.42          74.2       56.4
------------------------------------------------------------------------------------------------------------------------------------
     26      Quality Suites and Holiday Inn
             Express Hotels-Mira Mesa                       300       4        116       115      1.48          61.9       48.2
------------------------------------------------------------------------------------------------------------------------------------
     27      Sunkist Shopping Center                        360       1        119       118      1.30          74.7       65.4
------------------------------------------------------------------------------------------------------------------------------------
     28      Bahama Glen                                    360       3        117       114      1.25          79.9       70.5
------------------------------------------------------------------------------------------------------------------------------------
     29      Foster Plaza IX                                  0       2         58        54      1.83          79.9       79.9
------------------------------------------------------------------------------------------------------------------------------------
     30      River Park Shopping Center                     360       2        118       115      1.48          80.0       69.4
------------------------------------------------------------------------------------------------------------------------------------
     31      Dover II                                       300       3        117       117      1.27          78.1       59.8
------------------------------------------------------------------------------------------------------------------------------------
     32      Lembi Portfolio - Hermann Street LLC             0       1         59        56      1.21          79.5       79.5
------------------------------------------------------------------------------------------------------------------------------------
     33      Boulevard Shops                                360       3        177        22      1.24          80.0       68.0
------------------------------------------------------------------------------------------------------------------------------------
     34      Hughes Airport Center                          360       3        117       114      1.35          71.4       62.5
------------------------------------------------------------------------------------------------------------------------------------
     35      Vineyard Plaza                                 360       1         83        82      1.27          72.7       69.0
------------------------------------------------------------------------------------------------------------------------------------
     36      Rice Creek Village                             360       1        119       118      1.20          79.8       70.0
------------------------------------------------------------------------------------------------------------------------------------
     37      Lake Geneva Centre                               0       1        119       119      1.49          77.6       77.6
------------------------------------------------------------------------------------------------------------------------------------
     38      Lembi Portfolio - Sutter Street Associates       0       1         59        56      1.21          71.2       71.2
------------------------------------------------------------------------------------------------------------------------------------
     39      Town Hall Commons Office Building              300       1        119       119      1.31 (15)     74.5       56.3
------------------------------------------------------------------------------------------------------------------------------------
     40      Brooklyn Multifamily                           360       1         83        25      1.25          76.7       68.9
------------------------------------------------------------------------------------------------------------------------------------
     41      Venture Tech II & III                          360       3         81        45      1.39          79.6       71.3
------------------------------------------------------------------------------------------------------------------------------------
     42      901 Northpoint Business Plaza                  360       1        119       119      1.25          74.7       66.7
------------------------------------------------------------------------------------------------------------------------------------
     43      Hunter's Ridge Apartments                        0       2         58        55      1.73          79.1       79.1
------------------------------------------------------------------------------------------------------------------------------------
     44      Valley Center Mall                             360       3        117       115      1.36          69.8       59.3
------------------------------------------------------------------------------------------------------------------------------------
     45      The Railyard                                   300       2        118       118      1.35          73.3       55.9
------------------------------------------------------------------------------------------------------------------------------------
     46      Park Place Plaza                               360       1        119       116      1.26          78.2       65.4
------------------------------------------------------------------------------------------------------------------------------------
     47      Grande Oaks Apartments                         360       1        119       117      1.49          72.2       60.2
------------------------------------------------------------------------------------------------------------------------------------
     48      Frankford Center                               360       1        119       119      1.27          79.9       67.0
------------------------------------------------------------------------------------------------------------------------------------
     49      Stonehill Terrace Apartments                   360       2        118       115      1.24          74.8       66.8
------------------------------------------------------------------------------------------------------------------------------------
     50      Acadian House and Willow Bend Apartments       360       1        119       117      1.25          79.8       67.7
------------------------------------------------------------------------------------------------------------------------------------
     51      Golden Shoppes                                 300       1        119       116      1.70 (16)     62.8       48.1
------------------------------------------------------------------------------------------------------------------------------------
     52      Lake Colony Apartments                         360       2        118       115      1.28          68.7       61.3
------------------------------------------------------------------------------------------------------------------------------------
     53      Main Street Commons                            360       0        120       120      1.26          75.9       64.1
------------------------------------------------------------------------------------------------------------------------------------
     54      Shoppes of Paddock Park                        360       3        117       117      1.40          60.1       50.4
------------------------------------------------------------------------------------------------------------------------------------
     55      Dunlop Village                                 360       2        118       112      1.33          79.2       65.9
------------------------------------------------------------------------------------------------------------------------------------
     56      Welleby Square                                 360       1        119       119      1.41          74.9       62.5
------------------------------------------------------------------------------------------------------------------------------------
     57      Palmetto Plaza                                 360       2        118       112      1.43          79.8       66.4
------------------------------------------------------------------------------------------------------------------------------------
     58      Highland Point Shopping Center                 360       1        119       118      1.42          79.6       66.6
------------------------------------------------------------------------------------------------------------------------------------
     59      Gulf Points Square                             360       3        117       117      1.54          52.4       43.9
------------------------------------------------------------------------------------------------------------------------------------

                 LB-UBS COMMERCIAL MORTGAGE TRUST 2005-C2            ANNEX A-3-2

                                                           ORIGINAL    REMAINING
 CONTROL                                                INTEREST-ONLY INTEREST-ONLY     AMORTIZATION          MATURITY     MORTGAGE
   NO.            PROPERTY NAME                         PERIOD (MOS.) PERIOD (MOS.)         TYPE                DATE        RATE(%)
------------------------------------------------------------------------------------------------------------------------------------

     60      The Fountains Apartments                         30         27       Interest-Only, Balloon      1/11/2015    5.290000
------------------------------------------------------------------------------------------------------------------------------------
     61      Imperial Parks                                    0          0       Balloon                     4/11/2015    6.000000
------------------------------------------------------------------------------------------------------------------------------------
     62      Park Manor Apartments                             0          0       Balloon                     3/11/2015    5.610000
------------------------------------------------------------------------------------------------------------------------------------
     63      Winding Woods                                     0          0       Balloon                     2/11/2015    5.600000
------------------------------------------------------------------------------------------------------------------------------------
     64      Forum Plaza Shopping Center                       0          0       Balloon                     1/11/2015    5.520000
------------------------------------------------------------------------------------------------------------------------------------
     65      Lyons Plaza                                       0          0       Balloon                     1/11/2015    5.620000
------------------------------------------------------------------------------------------------------------------------------------
     66      Supercenter Plaza                                 0          0       Balloon                     3/11/2015    5.280000
------------------------------------------------------------------------------------------------------------------------------------
     67      Dayton Mall Shoppes                              60         59       Interest-Only, Balloon      3/11/2020    6.098600
------------------------------------------------------------------------------------------------------------------------------------
     68      Portland Village                                  0          0       Balloon                     4/11/2015    5.630000
------------------------------------------------------------------------------------------------------------------------------------
     69      Exchange Loft Apartments                          0          0       Balloon                     2/11/2015    5.450000
------------------------------------------------------------------------------------------------------------------------------------
     70      Marianna Gardens                                  0          0       Balloon                     1/11/2015    5.620000
------------------------------------------------------------------------------------------------------------------------------------
     71      Pontchartrain Square                              0          0       Balloon                     4/11/2015    5.930000
------------------------------------------------------------------------------------------------------------------------------------
     72      Smoky Hill                                       57         54       Interest-Only, Balloon     10/11/2019    6.060000
------------------------------------------------------------------------------------------------------------------------------------
     73      Fountain Square Apartments                       30         27       Interest-Only, Balloon      1/11/2015    5.290000
------------------------------------------------------------------------------------------------------------------------------------
     74      Ventura Commerce Center                          36         34       Interest-Only, Balloon      2/11/2012    6.010000
------------------------------------------------------------------------------------------------------------------------------------
     75      Walgreens - Raleigh                               0          0       Balloon                     4/11/2015    6.020000
------------------------------------------------------------------------------------------------------------------------------------
     76      Dunn Avenue Plaza                                 0          0       Balloon                     3/11/2015    5.540000
------------------------------------------------------------------------------------------------------------------------------------
     77      Terrace Club Apartments                           0          0       Balloon                     2/11/2010    6.040000
------------------------------------------------------------------------------------------------------------------------------------
     78      Food Basics                                       0          0       Balloon                     3/11/2015    5.490000
------------------------------------------------------------------------------------------------------------------------------------
     79      Birdneck Shopping Center                          0          0       Balloon                     2/11/2015    5.320000
------------------------------------------------------------------------------------------------------------------------------------
     80      Greenbrier Apartments                            36         34       Interest-Only, Balloon      2/11/2015    5.420000
------------------------------------------------------------------------------------------------------------------------------------
     81      Louisa Plaza                                      0          0       Balloon                     2/11/2015    5.320000
------------------------------------------------------------------------------------------------------------------------------------
     82      Hillside Apartments                               0          0       Balloon                    11/11/2014    5.600000
------------------------------------------------------------------------------------------------------------------------------------
     83      Eighth Avenue Professional Building               0          0       Balloon                     4/11/2015    5.850000
------------------------------------------------------------------------------------------------------------------------------------
     84      Texas Best Self Storage                           0          0       Balloon                     4/11/2015    5.680000
------------------------------------------------------------------------------------------------------------------------------------
     85      Alamo Self Storage                                0          0       Balloon                     2/11/2015    5.890000
------------------------------------------------------------------------------------------------------------------------------------
     86      Northmark Office                                  0          0       Balloon                     4/11/2015    5.990000
------------------------------------------------------------------------------------------------------------------------------------
     87      Flagship Properties                               0          0       Balloon                     3/11/2015    6.000000
------------------------------------------------------------------------------------------------------------------------------------
     88      Fairfield Apartments                              0          0       Balloon                     2/11/2015    5.440000
------------------------------------------------------------------------------------------------------------------------------------
     89      Inland Seas Apartments                            0          0       Balloon                     1/11/2015    5.500000
------------------------------------------------------------------------------------------------------------------------------------
     90      Turtle Creek Apartments                           0          0       Balloon                     2/11/2015    5.430000
------------------------------------------------------------------------------------------------------------------------------------
     91      Shops at Peachtree Parkway                       29         29       Interest-Only, Balloon      4/11/2015    5.300000
------------------------------------------------------------------------------------------------------------------------------------
     92      Krona Distribution Center                        24         22       Interest-Only, Balloon      2/11/2010    5.250000
------------------------------------------------------------------------------------------------------------------------------------
     93      Youngblood Portfolio                              0          0       Balloon                     1/11/2015    6.070000
------------------------------------------------------------------------------------------------------------------------------------
     94      Lenox Place Apartments                            0          0       Balloon                     1/11/2015    5.500000
------------------------------------------------------------------------------------------------------------------------------------
     95      Orange Park Center                                0          0       Balloon                     3/11/2015    5.530000
------------------------------------------------------------------------------------------------------------------------------------
     96      World Self Storage                                0          0       Balloon                     4/11/2015    5.600000
------------------------------------------------------------------------------------------------------------------------------------
     97      Matlock Shopping Center                           0          0       Balloon                      2/1/2015    5.580000
------------------------------------------------------------------------------------------------------------------------------------
     98      Murphy Rd Self Storage                            0          0       Balloon                     1/11/2015    5.620000
------------------------------------------------------------------------------------------------------------------------------------
     99      Northpark Business Center                        24         22       Interest-Only, Balloon      2/11/2010    5.250000
------------------------------------------------------------------------------------------------------------------------------------
    100      Woolworth Building                                0          0       Balloon                     4/11/2015    5.850000
------------------------------------------------------------------------------------------------------------------------------------
    101      Executive House Apartments                        0          0       Balloon                     2/11/2015    5.540000
------------------------------------------------------------------------------------------------------------------------------------
    102      Kmart - Parkersburg                               0          0       Balloon                    12/11/2017    6.730000
------------------------------------------------------------------------------------------------------------------------------------
    103      5 Star Self-Storage                               0          0       Balloon                     2/11/2015    5.600000
------------------------------------------------------------------------------------------------------------------------------------
    104      Anderson-Woodridge                                0          0       Balloon                     1/11/2015    5.620000
------------------------------------------------------------------------------------------------------------------------------------
    105      Allen 5 Star Center                               0          0       Balloon                      2/1/2015    5.580000
------------------------------------------------------------------------------------------------------------------------------------
    106      TS Star of Mt. Pleasant Center                    0          0       Balloon                      2/1/2015    5.580000
------------------------------------------------------------------------------------------------------------------------------------

                                                                                        REMAINING
                                                                              REMAINING  LOCKOUT/
                                                          ORIGINAL             TERM TO  DEFEASANCE   U/W        CUT-OFF   SCHEDULED
  CONTROL                                              AMORTIZATION SEASONING MATURITY    PERIOD     NCF          DATE    MATURITY
    NO.         PROPERTY NAME                           TERM (MOS.)   (MOS.)   (MOS.)     (MOS.)    DSCR(%)      LTV (%)   LTV (%)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
     60      The Fountains Apartments                      360          3        117        114      1.23         79.6       70.2
------------------------------------------------------------------------------------------------------------------------------------
     61      Imperial Parks                                300          0        120        117      1.70         65.4       50.7
------------------------------------------------------------------------------------------------------------------------------------
     62      Park Manor Apartments                         360          1        119        116      1.20         79.9       67.1
------------------------------------------------------------------------------------------------------------------------------------
     63      Winding Woods                                 360          2        118        116      1.28         79.2       66.5
------------------------------------------------------------------------------------------------------------------------------------
     64      Forum Plaza Shopping Center                   300          3        117        116      1.43         70.0       53.5
------------------------------------------------------------------------------------------------------------------------------------
     65      Lyons Plaza                                   300          3        117        117      1.74         66.9       51.3
------------------------------------------------------------------------------------------------------------------------------------
     66      Supercenter Plaza                             360          1        119         35      1.36         79.9       66.4
------------------------------------------------------------------------------------------------------------------------------------
     67      Dayton Mall Shoppes                           360          1        179         24      1.21         77.3       65.8
------------------------------------------------------------------------------------------------------------------------------------
     68      Portland Village                              360          0        120        114      1.29         80.0       67.1
------------------------------------------------------------------------------------------------------------------------------------
     69      Exchange Loft Apartments                      360          2        118        118      1.25         80.2       67.1
------------------------------------------------------------------------------------------------------------------------------------
     70      Marianna Gardens                              300          3        117        117      1.32         80.1       61.5
------------------------------------------------------------------------------------------------------------------------------------
     71      Pontchartrain Square                          360          0        120        118      1.31         79.4       67.2
------------------------------------------------------------------------------------------------------------------------------------
     72      Smoky Hill                                    360          3        174         22      1.22         77.8       66.1
------------------------------------------------------------------------------------------------------------------------------------
     73      Fountain Square Apartments                    360          3        117        114      1.27         80.0       70.5
------------------------------------------------------------------------------------------------------------------------------------
     74      Ventura Commerce Center                       360          2         82         81      1.27         80.0       76.0
------------------------------------------------------------------------------------------------------------------------------------
     75      Walgreens - Raleigh                           360          0        120        117      1.29         68.6       58.2
------------------------------------------------------------------------------------------------------------------------------------
     76      Dunn Avenue Plaza                             360          1        119        119      1.40         74.9       62.7
------------------------------------------------------------------------------------------------------------------------------------
     77      Terrace Club Apartments                       324          2         58         55      1.20         74.2       68.3
------------------------------------------------------------------------------------------------------------------------------------
     78      Food Basics                                   360          1        119        118      1.28         79.9       66.8
------------------------------------------------------------------------------------------------------------------------------------
     79      Birdneck Shopping Center                      360          2        118        112      1.36         71.6       59.6
------------------------------------------------------------------------------------------------------------------------------------
     80      Greenbrier Apartments                         360          2        118        115      1.28         80.0       71.5
------------------------------------------------------------------------------------------------------------------------------------
     81      Louisa Plaza                                  360          2        118        112      1.41         79.3       66.0
------------------------------------------------------------------------------------------------------------------------------------
     82      Hillside Apartments                           300          5        115        114      1.30         73.8       56.8
------------------------------------------------------------------------------------------------------------------------------------
     83      Eighth Avenue Professional Building           360          0        120        120      1.35         78.9       66.7
------------------------------------------------------------------------------------------------------------------------------------
     84      Texas Best Self Storage                       360          0        120        120      1.24         78.1       65.6
------------------------------------------------------------------------------------------------------------------------------------
     85      Alamo Self Storage                            360          2        118         25      1.36         74.7       63.3
------------------------------------------------------------------------------------------------------------------------------------
     86      Northmark Office                              360          0        120        119      1.27 (18)    80.0       67.8
------------------------------------------------------------------------------------------------------------------------------------
     87      Flagship Properties                           300          1        119        116      1.29         78.9       61.2
------------------------------------------------------------------------------------------------------------------------------------
     88      Fairfield Apartments                          360          2        118        118      1.23         79.8       66.7
------------------------------------------------------------------------------------------------------------------------------------
     89      Inland Seas Apartments                        360          3        117        117      1.46         52.2       43.7
------------------------------------------------------------------------------------------------------------------------------------
     90      Turtle Creek Apartments                       360          2        118        117      1.28         78.3       65.4
------------------------------------------------------------------------------------------------------------------------------------
     91      Shops at Peachtree Parkway                    360          0        120        119      1.25         78.9       69.5
------------------------------------------------------------------------------------------------------------------------------------
     92      Krona Distribution Center                     360          2         58         55      1.28         77.0       73.8
------------------------------------------------------------------------------------------------------------------------------------
     93      Youngblood Portfolio                          300          3        117        114      1.80         49.9       38.9
------------------------------------------------------------------------------------------------------------------------------------
     94      Lenox Place Apartments                        360          3        117        117      1.33         48.6       40.7
------------------------------------------------------------------------------------------------------------------------------------
     95      Orange Park Center                            360          1        119        119      1.42         75.9       63.5
------------------------------------------------------------------------------------------------------------------------------------
     96      World Self Storage                            264          0        120        119      1.28         56.9       39.9
------------------------------------------------------------------------------------------------------------------------------------
     97      Matlock Shopping Center                       300          2        118        118      1.47         70.6       54.0
------------------------------------------------------------------------------------------------------------------------------------
     98      Murphy Rd Self Storage                        300          3        117        117      1.31         70.8       54.4
------------------------------------------------------------------------------------------------------------------------------------
     99      Northpark Business Center                     360          2         58         55      1.31         80.0       76.6
------------------------------------------------------------------------------------------------------------------------------------
    100      Woolworth Building                            360          0        120        120      1.27         79.0       66.7
------------------------------------------------------------------------------------------------------------------------------------
    101      Executive House Apartments                    300          2        118        115      1.40         66.8       51.0
------------------------------------------------------------------------------------------------------------------------------------
    102      Kmart - Parkersburg                           240          0        152        149      1.29         67.5       36.6
------------------------------------------------------------------------------------------------------------------------------------
    103      5 Star Self-Storage                           300          2        118        118      1.56         73.1       56.0
------------------------------------------------------------------------------------------------------------------------------------
    104      Anderson-Woodridge                            300          3        117        117      1.48         43.8       33.6
------------------------------------------------------------------------------------------------------------------------------------
    105      Allen 5 Star Center                           300          2        118        118      1.51         71.8       54.9
------------------------------------------------------------------------------------------------------------------------------------
    106      TS Star of Mt. Pleasant Center                300          2        118        118      1.52         74.3       56.9
------------------------------------------------------------------------------------------------------------------------------------

FOOTNOTES TO ANNEX A-3

909 Third Avenue                  (1)  U/W Net Cash Flow and U/W NCF DSCR were calculated
                                       including (i) 58,532 square feet leased to Shearman &
                                       Sterling, 29,807 square feet leased to Ogilvy Public
                                       Relations Worldwide, Inc. 29,687 square feet leased to
                                       Wiley Publishing, Inc., which spaces were subleased back
                                       to the related borrower and subsequently leased to
                                       Citibank, (ii) 11,067 square feet leased to Fischbein Badillo
                                       Wagner, which space was subleased to Commerce Bank,
                                       (iii) 29,266 square feet leased to Fischbein Badillo Wagner, which space was subleased to Cozen & O'Connor, (iv)
                                       29,266 square feet of space formerly occupied by Fischbein
                                       Badillo Wagner, but which has been master-leased by the
                                       sponsor, (v) 29,627 square feet leased to Wiley Publishing
                                       Inc., which space was subleased to Cosmopolitan
                                       Cosmetics, (vi) 7,038 square feet leased to Amarex
                                       Technology Inc., which space was subleased to Commerce
                                       Bank, (vii) 10,477 square feet leased to Amarex
                                       Technology Inc., which space was subleased to Converse,
                                       (viii) 49,217 square feet leased to Allegheny Energy
                                       Services which space was subleased back to the related
                                       borrower and subsequently leased to Robeco Investments,
                                       and (ix) 4,936 square feet leased to Robeco USA Inc.,
                                       which space was subleased to Lovells. In addition, with
                                       respect to the lease to Fischbein Badillo Wagner, which
                                       was delinquent on its rent, Vornado Realty L.P. has
                                       provided a guaranty of the rent due under the lease and a
                                       master lease of certain space which had recently been
                                       vacated by the tenant. With respect to the lease to Forest
                                       Laboratories, Inc., which did not provide a tenant estoppel due to a dispute with the borrower, Vornado Realty L.P.
                                       has provided a guaranty of the rent due under the lease if such tenant fails to make payments due under the lease
                                       due to the dispute.
Macquarie DDR Portfolio II        (2)  U/W Net Cash Flow and U/W NCF DSCR were calculated
                                       including approximately $399,902 of income from four
                                       master leases to Developers Diversified Realty
                                       Corporation ("DDR", rated BBB-/Baa3), as well as one
                                       executed lease to a tenant at the Cool Springs Pointe
                                       property that has not yet taken occupancy and one
                                       executed lease to a tenant at the Connecticut Commons
                                       property that has not yet taken occupancy, totaling 36,705 square feet. The two spaces at the Cool Springs Pointe
                                       property and the Connecticut Commons property are
                                       master-leased by DDR until the tenants take occupancy
                                       and commence paying full, unabated rent.

FOOTNOTES TO ANNEX A-3 -- CONTINUED

Macquarie DDR Portfolio II             (3)  U/W Net Cash Flow, U/W NCF DSCR, Cut-off Date LTV,
                                            and Scheduled Maturity LTV were calculated based on
                                            both the Macquarie DDR Portfolio II Mortgage Loan and
                                            the Macquarie DDR Portfolio II Pari Passu Non-Trust
                                            Loan and using, with respect to the Macquarie DDR
                                            Portfolio II Pari Passu Non-Trust Loan, the 3.63% floating rate as of the closing of the mortgage loan. The interest
                                            rate shown is for the $157,250,000 fixed-rate Macquarie
                                            DDR Portfolio II Mortgage Loan. The $26,450,000
                                            floating-rate Macquarie DDR Portfolio II Pari Passu
                                            Non-Trust Loan has an interest rate of one month LIBOR
                                            + 0.85% (all-in floating rate of 3.63% as of the closing of the mortgage loan and 3.72% as of the date of this
                                            Prospectus Supplement). The fixed-rate Macquarie DDR
                                            Portfolio II Mortgage Loan accrues interest on a 30/360
                                            basis, and the $26,450,000 floating-rate Macquarie DDR
                                            Portfolio II Pari Passu Non-Trust Loan accrues interest on an Actual/360 basis.
Park 80 West                           (4)  Calculated based on the in-place U/W Net Cash Flow.
                                            Based on the projected U/W Net Cash Flow, the Park 80
                                            West Mortgage Loan has an U/W NCF DSCR of 1.46x.
U-Store-It Portfolio III               (5)  Calculated based on the in-place U/W Net Cash Flow.
                                            Based on the projected U/W Net Cash Flow, the
                                            U-Store-It Portfolio III Mortgage Loan has an U/W NCF
                                            DSCR of 1.61x.
Summit Hotel Portfolio                 (6)  Calculated based on the in-place U/W Net Cash Flow.
                                            Based on the projected U/W Net Cash Flow, the Summit
                                            Hotel Portfolio Mortgage Loan has an U/W NCF DSCR of
                                            1.95x.
The Woodbury Office Portfolio I        (7)  Occupancy Percentage, U/W Net Cash Flow and U/W
                                            NCF DSCR were calculated including Polar Electro, Inc.,
                                            which leases 25,000 square feet at the 370 Crossways Park
                                            Drive property, but is not in occupancy. The tenant
                                            continues to pay rent and certain principals of the related borrower have master leased the space at the current
                                            in-place rent for a term expiring on the earlier of August
                                            31, 2009 or the releasing of the space at terms satisfying the requirements of the mortgage loan documents.
Ridgmar Mall                           (8)  Calculated based on the in-place U/W Net Cash Flow.
                                            Based on the projected U/W Net Cash Flow, the Ridgmar
                                            Mall underlying mortgage loan has an U/W NCF DSCR of
                                            2.52x.
                                       (9)  Reserved

FOOTNOTES TO ANNEX A-3 -- CONTINUED

Bank of America Place      (10)  Occupancy Percentage, U/W Net Cash Flow and U/W
                                 NCF DSCR were calculated including a 3,535 square-foot
                                 executed lease with Meeting Street Management Company,
                                 LLC, which tenant is in a free rent period through June 1,
                                 2005. The tenant currently pays a pro-rata share of
                                 operating expenses of $2,400 per month for the first lease year. Full, unabated rent commences on June 1, 2005. The
                                 amount of $25,350 was escrowed at the closing of the
                                 mortgage loan for the rent abatement.
Westminster Village        (11)  The related borrower is required to make payments of interest plus, solely to the extent available from excess
                                 cash flow, monthly amortization payments, until the stated
                                 maturity date throughout the term of that mortgage loan.
                                 Any such amortization payments will be in a maximum
                                 amount each month such that, with the application of
                                 those payments, that underlying mortgage loan would
                                 amortize over a period of not more than 30 years. The
                                 Westminster Village underlying mortgage loan is presented
                                 in this prospectus supplement as having a 10 year interest only term (except for purposes of the Modeling
                                 Assumptions).
Westminster Village        (12)  Cut-off Date LTV and Scheduled Maturity LTV are
                                 calculated based on an appraised value that take into
                                 account the proposed HUD rent increase that is scheduled
                                 to take place on June 1, 2005.
iPark on the Hudson        (13)  U/W Net Cash Flow and U/W NCF DSCR were calculated
                                 including Advance Magazine Publishers Inc. d/b/a The
                                 Cartoon Bank, which tenant has an executed lease for
                                 6,800 square feet but is not yet in occupancy. The amount
                                 of $1,139,712, related to the proceeds allocable to the net cash flow differential, was escrowed at the closing of the mortgage loan, to be released upon the tenant taking
                                 occupancy and paying full, unabated rent. Additionally,
                                 Occupancy Percentage, U/W Net Cash Flow and U/W
                                 NCF DSCR were calculated including 5,600 square feet of
                                 space leased to Aureon Biosciences Corporation, of which
                                 the tenant has yet to take occupancy. Aureon Biosciences
                                 Corporation leases a total of 20,004 square feet, and the
                                 5,600 square-foot space is expansion space on which the
                                 tenant continues to pay rent. Excluding the 6,800 square
                                 feet leased to Advance Magazine Publishers Inc. and the
                                 5,600 square feet of dark space leased to Aureon
                                 Biosciences Corporation, the property is 88.6% occupied.
                                 Excluding Advance Magazine Publishers Inc., which tenant
                                 is not yet paying rent, the U/W NCF DSCR is 1.16x.

FOOTNOTES TO ANNEX A-3 -- CONTINUED

                                       (14)  U/W Net Cash Flow and U/W NCF DSCR were calculated
548 West 28th Street
                                             including the rents from Aperture Foundation, Inc. and
                                             OneCoast Network, LLC, which have executed leases, but
                                             have not yet taken occupancy. The amount of $437,500 was
                                             escrowed at the closing of the mortgage loan, representing tenant allowances of $385,000 for Aperture Foundation,
                                             Inc. and $52,500 for OneCoast Network, LLC, to be
                                             released upon completion of their build-out and fulfillment of the tenant improvement obligations in accordance with
                                             their respective leases. In addition, the amount of $50,000 was escrowed in connection with an alleged default
                                             claimed by 1-800 Flowers Retail, Inc. under its lease. The
                                             $50,000 escrow shall be released upon 1-800-Flowers
                                             Retail, Inc. delivering a tenant estoppel which, among
                                             other things, confirms that there is no default under its
                                             lease. The property is 89.8% leased and 66.5% occupied.
Town Hall Commons Office Building      (15)  Occupancy percentage, U/W Net Operating Income, U/W
                                             Net Cash Flow and U/W NCF DSCR were calculated
                                             including 5,293 square feet of executed lease with
                                             Field2Base, Inc., which tenant will physically occupy in two phases on June 1, 2005 and December 1, 2005. Field2Base,
                                             Inc. currently occupies 7,388 square feet of space at the
                                             Town Hall Commons Office Building mortgaged real
                                             property.
Golden Shoppes                         (16)  U/W Net Cash Flow and U/W NCF DSCR were calculated
                                             including the rent from It's a Bun Deal, Inc. dba
                                             Lindburgers Gourmet Burgers and Golden Pond Chinese,
                                             which tenants have executed leases but have not yet taken
                                             occupancy. The amount of $845,000, equal to the loan
                                             proceeds allocable to the net cash flow differential, was
                                             held back at the closing of the mortgage loan, to be
                                             released upon satisfaction of certain conditions in the
                                             mortgage loan documentation, including that Lindburgers
                                             and Golden Pond Chinese have taken occupancy and
                                             commenced paying full, unabated rent. The property is
                                             85.6% leased and 72.1% occupied.
                                       (17)  Reserved
Northmark Office                       (18)  Occupancy Percentage, U/W Net Cash Flow and U/W
                                             NCF DSCR were calculated including 12,094 square feet of
                                             executed leases to four tenants (including Fedeli Limited
                                             Partnership) which are in occupancy and paying rent, but
                                             which have not yet opened for business. The amount of
                                             $300,000 was held back at the closing of the mortgage loan, to be released upon the satisfaction of certain conditions in the mortgage loan documentation, including such tenants
                                             being open for business and paying full, unabated rent, as well as the issuance and delivery to the lender of a final certificate of occupancy for a fifth tenant in occupancy of
                                             2,500 square feet. The subject property is 100% leased and
                                             92.4% occupied.
                                       (19)  Reserved
                                       (20)  Reserved

                                   ANNEX A-4
                     CERTAIN INFORMATION REGARDING RESERVES

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                LB-UBS COMMERCIAL MORTGAGE TRUST 2005-C2             ANNEX A-4-1

                                                                              INITIAL DEPOSIT  ANNUAL DEPOSIT       ANNUAL
                                                                              TO THE DEFERRED      TO THE        DEPOSIT TO THE
CONTROL                                   PROPERTY                              MAINTENANCE      REPLACEMENT        TI & LC
  NO.    PROPERTY NAME                      TYPE             SPECIFIC            ACCOUNT($)    RESERVE ACCOUNT($)  ACCOUNT($)
--------------------------------------------------------------------------------------------------------------------------------

  1   909 Third Avenue                     Office                                     0.00         0.00 (1)         0.00 (1)
-----------------------------------------------------------------------------------------------------------------------------
  2   The Woodbury Office Portfolio II     Office                               828,500.00         0.00 (2)         0.00 (2)
-----------------------------------------------------------------------------------------------------------------------------
  3   Macquarie DDR Portfolio II           Retail            Anchored                 0.00         0.00 (3)         0.00 (3)
-----------------------------------------------------------------------------------------------------------------------------
  4   Bay Colony Corporate Center          Office                                     0.00         0.00 (4)         0.00
-----------------------------------------------------------------------------------------------------------------------------
  5   Civica Office Commons                Office                                     0.00    45,875.25             0.00 (5)
-----------------------------------------------------------------------------------------------------------------------------
  6   Park 80 West                         Office                                     0.00    73,944.00             0.00 (6)
-----------------------------------------------------------------------------------------------------------------------------
  7   U-Store-It Portfolio III             Self Storage                         287,635.00    91,700.00 (7)         0.00
-----------------------------------------------------------------------------------------------------------------------------
  8   Summit Hotel Portfolio               Hotel             Limited Service     50,000.00         0.00 (8)         0.00
-----------------------------------------------------------------------------------------------------------------------------
  9   The Woodbury Office Portfolio I      Office                               243,000.00         0.00 (9)         0.00 (9)
-----------------------------------------------------------------------------------------------------------------------------
  10  Ridgmar Mall                         Retail            Regional Mall      229,865.00    20,000.00 (10)        0.00 (10)
-----------------------------------------------------------------------------------------------------------------------------
  11  Lembi Portfolio -
      Citi Properties I LLC                Multifamily                                0.00    02,150.00             0.00
-----------------------------------------------------------------------------------------------------------------------------
  12  Leavitt Portfolio                    Mixed Use                            196,371.00    98,359.92        60,000.04
-----------------------------------------------------------------------------------------------------------------------------
  13  Bank of America Place                Office                                 6,250.00    35,822.00        74,533.00
-----------------------------------------------------------------------------------------------------------------------------
  14  Westminster Village                  Multifamily                            8,125.00    06,704.00             0.00
-----------------------------------------------------------------------------------------------------------------------------
  15  North Plaza Shopping Center          Retail            Anchored            57,393.75    54,078.24        90,000.00
-----------------------------------------------------------------------------------------------------------------------------
  16  Food Emporium                        Retail            Anchored                 0.00     2,000.04             0.00
-----------------------------------------------------------------------------------------------------------------------------
  17  Kaka'ako Warehouse                   Industrial/
                                           Warehouse                                  0.00    25,476.00        74,520.00
-----------------------------------------------------------------------------------------------------------------------------
  18  iPark on the Hudson                  Office                               101,875.00    30,232.00        42,227.00
-----------------------------------------------------------------------------------------------------------------------------
  19  100 South Bedford                    Office                                 3,750.00    19,256.00        44,949.00 (11)
-----------------------------------------------------------------------------------------------------------------------------
  20  895 Broadway                         Office                                12,000.00    14,400.00        02,476.00
-----------------------------------------------------------------------------------------------------------------------------
  21  548 West 28th Street                 Office                                69,125.00    21,469.00 (12)   72,993.00 (12)
-----------------------------------------------------------------------------------------------------------------------------
  22  Schubiner Portfolio                  Office                                39,137.00    22,061.00        10,307.00
-----------------------------------------------------------------------------------------------------------------------------
  23  Lembi Portfolio -
      Trophy Properties I LLC              Multifamily                                0.00    22,050.00             0.00
-----------------------------------------------------------------------------------------------------------------------------
  24  Hartz Fee Portfolio                  Other                                      0.00         0.00             0.00
-----------------------------------------------------------------------------------------------------------------------------
  25  Club Fit Plaza                       Retail            Anchored            32,025.00    17,729.76        30,000.00
-----------------------------------------------------------------------------------------------------------------------------
  26  Quality Suites and Holiday Inn
      Express Hotels-Mira Mesa             Hotel             Limited Service     18,984.00    92,960.00 (15)        0.00
-----------------------------------------------------------------------------------------------------------------------------
  27  Sunkist Shopping Center              Retail            Anchored            23,125.00    43,596.00        23,336.00
-----------------------------------------------------------------------------------------------------------------------------
  28  Bahama Glen                          Multifamily                           15,750.00    66,468.00             0.00
-----------------------------------------------------------------------------------------------------------------------------
  29  Foster Plaza IX                      Office                                 2,413.00    20,730.12        50,000.00
-----------------------------------------------------------------------------------------------------------------------------
  30  River Park Shopping Center           Retail            Anchored            37,500.00    34,387.92 (16)   40,319.96 (16)
-----------------------------------------------------------------------------------------------------------------------------
  31  Dover II                             Retail            Unanchored           7,956.25    27,324.00        11,235.96
-----------------------------------------------------------------------------------------------------------------------------
  32  Lembi Portfolio -
      Hermann Street LLC                   Multifamily                                0.00    15,075.00             0.00
-----------------------------------------------------------------------------------------------------------------------------
  33  Boulevard Shops                      Retail            Unanchored          10,000.00     7,608.24 (17)   30,000.00
-----------------------------------------------------------------------------------------------------------------------------
  34  Hughes Airport Center                Office                                     0.00    11,581.92        99,696.00
-----------------------------------------------------------------------------------------------------------------------------
  35  Vineyard Plaza                       Retail            Unanchored               0.00    12,216.00        55,299.96
-----------------------------------------------------------------------------------------------------------------------------
  36  Rice Creek Village                   Retail            Anchored                 0.00     6,644.64        12,000.00
-----------------------------------------------------------------------------------------------------------------------------
  37  Lake Geneva Centre                   Retail            Anchored                 0.00         0.00             0.00
-----------------------------------------------------------------------------------------------------------------------------
  38  Lembi Portfolio -
      Sutter Street Associates I           Multifamily                                0.00    13,725.00             0.00
-----------------------------------------------------------------------------------------------------------------------------
  39  Town Hall Commons Office Building    Office                                     0.00     7,385.76 (19)        0.00 (19)
-----------------------------------------------------------------------------------------------------------------------------
  40  Brooklyn Multifamily                 Multifamily                           17,500.00    13,244.00             0.00
-----------------------------------------------------------------------------------------------------------------------------
  41  Venture Tech II & III                Office                                 6,575.00    18,865.68        99,213.96
-----------------------------------------------------------------------------------------------------------------------------
  42  901 Northpoint Business Plaza        Office                                     0.00    21,690.24        39,999.96 (20)
-----------------------------------------------------------------------------------------------------------------------------
  43  Hunter's Ridge Apartments            Multifamily                           59,625.00    52,752.00             0.00
-----------------------------------------------------------------------------------------------------------------------------
  44  Valley Center Mall                   Retail            Anchored            50,000.00    32,052.00        46,476.00
-----------------------------------------------------------------------------------------------------------------------------
  45  The Railyard                         Retail            Unanchored             468.75     8,898.48        29,661.48
-----------------------------------------------------------------------------------------------------------------------------
  46  Park Place Plaza                     Retail            Anchored            24,375.00    21,327.36        50,000.04
-----------------------------------------------------------------------------------------------------------------------------
  47  Grande Oaks Apartments               Multifamily                              812.50    50,004.00             0.00
-----------------------------------------------------------------------------------------------------------------------------
  48  Frankford Center                     Retail            Unanchored         220,187.50     8,130.12        40,650.72
-----------------------------------------------------------------------------------------------------------------------------
  49  Stonehill Terrace Apartments         Multifamily                          162,762.50    90,015.96             0.00
-----------------------------------------------------------------------------------------------------------------------------
  50  Acadian House and Willow Bend
      Apartments                           Multifamily                                0.00    50,250.00             0.00
-----------------------------------------------------------------------------------------------------------------------------
  51  Golden Shoppes                       Retail            Unanchored               0.00     5,865.00 (22)        0.00
-----------------------------------------------------------------------------------------------------------------------------
  52  Lake Colony Apartments               Multifamily                           36,875.00    83,949.00             0.00
-----------------------------------------------------------------------------------------------------------------------------
  53  Main Street Commons                  Office                                     0.00     8,992.68        32,262.36
-----------------------------------------------------------------------------------------------------------------------------
  54  Shoppes of Paddock Park              Retail            Anchored                 0.00    13,070.40 (24)   26,139.96 (24)
-----------------------------------------------------------------------------------------------------------------------------
  55  Dunlop Village                       Retail            Anchored                 0.00    11,597.28 (25)   31,137.36 (25)
-----------------------------------------------------------------------------------------------------------------------------
  56  Welleby Square                       Retail            Unanchored               0.00     9,176.28        36,000.00
-----------------------------------------------------------------------------------------------------------------------------
  57  Palmetto Plaza                       Retail            Anchored            13,143.75    14,148.60        20,090.64
-----------------------------------------------------------------------------------------------------------------------------
  58  Highland Point Shopping Center       Retail            Unanchored           9,375.00     8,295.00        24,999.96
-----------------------------------------------------------------------------------------------------------------------------
  59  Gulf Points Square                   Retail            Anchored            13,343.75    21,638.40 (26)   39,999.96 (26)
-----------------------------------------------------------------------------------------------------------------------------
  60  The Fountains Apartments             Multifamily                            1,000.00    27,228.00             0.00
-----------------------------------------------------------------------------------------------------------------------------
  61  Imperial Parks                       Mobile Home Park                      41,090.00    16,900.00             0.00
-----------------------------------------------------------------------------------------------------------------------------
  62  Park Manor Apartments                Multifamily                           32,875.00    52,500.00             0.00
-----------------------------------------------------------------------------------------------------------------------------
  63  Winding Woods                        Retail            Unanchored               0.00     3,094.44 (27)   28,416.96 (27)
-----------------------------------------------------------------------------------------------------------------------------
  64  Forum Plaza Shopping Center          Retail            Unanchored           6,318.75    28,148.04        33,509.28
-----------------------------------------------------------------------------------------------------------------------------
  65  Lyons Plaza                          Retail            Unanchored         298,265.00     8,404.80        26,139.96
-----------------------------------------------------------------------------------------------------------------------------
  66  Supercenter Plaza                    Retail            Anchored                 0.00     4,146.00        20,000.04
-----------------------------------------------------------------------------------------------------------------------------
  67  Dayton Mall Shoppes                  Retail            Unanchored             625.00     5,000.04         9,999.96
-----------------------------------------------------------------------------------------------------------------------------
  68  Portland Village                     Retail            Anchored            17,150.00    12,637.56        21,062.52
-----------------------------------------------------------------------------------------------------------------------------
  69  Exchange Loft Apartments             Multifamily                                0.00    11,426.76             0.00
-----------------------------------------------------------------------------------------------------------------------------

                                                  CURRENT       AS OF
                                              BALANCE OF THE   DATE OF
CONTROL                                          TI & LC       TI & LC
  NO.                                            ACCOUNT($)    ACCOUNT
-----------------------------------------------------------------------
  1   909 Third Avenue                             0.00      March-05
-----------------------------------------------------------------------
  2   The Woodbury Office Portfolio II             0.00      March-05
-----------------------------------------------------------------------
  3   Macquarie DDR Portfolio II                   0.00      March-05
-----------------------------------------------------------------------
  4   Bay Colony Corporate Center          1,609,707.60      March-05
-----------------------------------------------------------------------
  5   Civica Office Commons                  553,300.00      March-05
-----------------------------------------------------------------------
  6   Park 80 West                         2,000,000.00      March-05
-----------------------------------------------------------------------
  7   U-Store-It Portfolio III                     0.00      March-05
-----------------------------------------------------------------------
  8   Summit Hotel Portfolio                       0.00      March-05
-----------------------------------------------------------------------
  9   The Woodbury Office Portfolio I              0.00      March-05
-----------------------------------------------------------------------
  10  Ridgmar Mall                                 0.00      March-05
-----------------------------------------------------------------------
  11  Lembi Portfolio -
      Citi Properties I LLC                        0.00      March-05
-----------------------------------------------------------------------
  12  Leavitt Portfolio                      400,000.00      March-05
-----------------------------------------------------------------------
  13  Bank of America Place                   14,544.42      March-05
-----------------------------------------------------------------------
  14  Westminster Village                          0.00      March-05
-----------------------------------------------------------------------
  15  North Plaza Shopping Center             15,000.00      March-05
-----------------------------------------------------------------------
  16  Food Emporium                                0.00      March-05
-----------------------------------------------------------------------
  17  Kaka'ako Warehouse
                                                   0.00      March-05
-----------------------------------------------------------------------
  18  iPark on the Hudson                          0.00      March-05
-----------------------------------------------------------------------
  19  100 South Bedford                       12,079.08      March-05
-----------------------------------------------------------------------
  20  895 Broadway                                 0.00      March-05
-----------------------------------------------------------------------
  21  548 West 28th Street                   437,500.00 (13) March-05
-----------------------------------------------------------------------
  22  Schubiner Portfolio                    312,591.00      March-05
-----------------------------------------------------------------------
  23  Lembi Portfolio -
      Trophy Properties I LLC                      0.00      March-05
-----------------------------------------------------------------------
  24  Hartz Fee Portfolio                    282,342.00 (14) March-05
-----------------------------------------------------------------------
  25  Club Fit Plaza                         215,194.46      March-05
-----------------------------------------------------------------------
  26  Quality Suites and Holiday Inn
      Express Hotels-Mira Mesa                     0.00      March-05
-----------------------------------------------------------------------
  27  Sunkist Shopping Center                200,000.00      March-05
-----------------------------------------------------------------------
  28  Bahama Glen                                  0.00      March-05
-----------------------------------------------------------------------
  29  Foster Plaza IX                      1,012,500.00      March-05
-----------------------------------------------------------------------
  30  River Park Shopping Center                   0.00      March-05
-----------------------------------------------------------------------
  31  Dover II                                 1,872.92      March-05
----------------------------------------------------------------------
  32  Lembi Portfolio -
      Hermann Street LLC                           0.00      March-05
-----------------------------------------------------------------------
  33  Boulevard Shops                        250,254.86      March-05
-----------------------------------------------------------------------
  34  Hughes Airport Center                  375,000.00 (18) March-05
-----------------------------------------------------------------------
  35  Vineyard Plaza                         200,000.00      March-05
-----------------------------------------------------------------------
  36  Rice Creek Village                           0.00      March-05
-----------------------------------------------------------------------
  37  Lake Geneva Centre                           0.00      March-05
-----------------------------------------------------------------------
  38  Lembi Portfolio -
      Sutter Street Associates I                   0.00      March-05
-----------------------------------------------------------------------
  39  Town Hall Commons Office Building      200,000.00      March-05
-----------------------------------------------------------------------
  40  Brooklyn Multifamily                         0.00      March-05
-----------------------------------------------------------------------
  41  Venture Tech II & III                  250,000.00      March-05
-----------------------------------------------------------------------
  42  901 Northpoint Business Plaza           40,000.00      March-05
-----------------------------------------------------------------------
  43  Hunter's Ridge Apartments                    0.00      March-05
-----------------------------------------------------------------------
  44  Valley Center Mall                     257,746.00 (21) March-05
-----------------------------------------------------------------------
  45  The Railyard                             4,943.58      March-05
-----------------------------------------------------------------------
  46  Park Place Plaza                         4,166.67      March-05
-----------------------------------------------------------------------
  47  Grande Oaks Apartments                       0.00      March-05
-----------------------------------------------------------------------
  48  Frankford Center                        85,000.00      March-05
-----------------------------------------------------------------------
  49  Stonehill Terrace Apartments                 0.00      March-05
-----------------------------------------------------------------------
  50  Acadian House and Willow Bend
      Apartments                                   0.00      March-05
-----------------------------------------------------------------------
  51  Golden Shoppes                               0.00 (23) March-05
-----------------------------------------------------------------------
  52  Lake Colony Apartments                       0.00      March-05
-----------------------------------------------------------------------
  53  Main Street Commons                          0.00      March-05
-----------------------------------------------------------------------
  54  Shoppes of Paddock Park                  6,534.99      March-05
-----------------------------------------------------------------------
  55  Dunlop Village                         402,713.90      March-05
-----------------------------------------------------------------------
  56  Welleby Square                               0.00      March-05
-----------------------------------------------------------------------
  57  Palmetto Plaza                           3,348.65      March-05
-----------------------------------------------------------------------
  58  Highland Point Shopping Center               0.00      March-05
-----------------------------------------------------------------------
  59  Gulf Points Square                       9,999.99      March-05
-----------------------------------------------------------------------
  60  The Fountains Apartments                     0.00      March-05
-----------------------------------------------------------------------
  61  Imperial Parks                               0.00      March-05
-----------------------------------------------------------------------
  62  Park Manor Apartments                        0.00      March-05
-----------------------------------------------------------------------
  63  Winding Woods                                0.00      March-05
-----------------------------------------------------------------------
  64  Forum Plaza Shopping Center              5,584.88      March-05
-----------------------------------------------------------------------
  65  Lyons Plaza                              6,534.99      March-05
-----------------------------------------------------------------------
  66  Supercenter Plaza                            0.00      March-05
-----------------------------------------------------------------------
  67  Dayton Mall Shoppes                          0.00      March-05
-----------------------------------------------------------------------
  68  Portland Village                         1,755.21      March-05
-----------------------------------------------------------------------
  69  Exchange Loft Apartments                     0.00      March-05
-----------------------------------------------------------------------

                LB-UBS COMMERCIAL MORTGAGE TRUST 2005-C2             ANNEX A-4-2

                                                                         INITIAL DEPOSIT   ANNUAL DEPOSIT       ANNUAL
                                                                         TO THE DEFERRED       TO THE        DEPOSIT TO THE
CONTROL                                   PROPERTY                         MAINTENANCE       REPLACEMENT        TI & LC
  NO.    PROPERTY NAME                      TYPE        SPECIFIC            ACCOUNT($)     RESERVE ACCOUNT($)  ACCOUNT($)
----------------------------------------------------------------------------------------------------------------------------

  70  Marianna Gardens                     Multifamily                      48,826.25     25,600.00             0.00
---------------------------------------------------------------------------------------------------------------------------
  71  Pontchartrain Square                 Retail           Anchored         7,281.00      7,652.00        25,000.00 (28)
---------------------------------------------------------------------------------------------------------------------------
  72  Smoky Hill                           Retail           Anchored         2,156.25      2,004.96        11,000.04
---------------------------------------------------------------------------------------------------------------------------
  73  Fountain Square Apartments           Multifamily                       7,750.00     29,472.00             0.00
---------------------------------------------------------------------------------------------------------------------------
  74  Ventura Commerce Center              Office                           11,546.00      6,120.00        27,540.00
---------------------------------------------------------------------------------------------------------------------------
  75  Walgreens - Raleigh                  Retail           Anchored             0.00      2,223.00             0.00
---------------------------------------------------------------------------------------------------------------------------
  76  Dunn Avenue Plaza                    Retail           Unanchored       8,125.00      6,342.00        24,999.96
---------------------------------------------------------------------------------------------------------------------------
  77  Terrace Club Apartments              Multifamily                      50,375.00     27,000.00             0.00
---------------------------------------------------------------------------------------------------------------------------
  78  Food Basics                          Retail           Anchored             0.00      3,553.32             0.00
---------------------------------------------------------------------------------------------------------------------------
  79  Birdneck Shopping Center             Retail           Anchored             0.00      9,855.00 (29)   24,959.04 (29)
---------------------------------------------------------------------------------------------------------------------------
  80  Greenbrier Apartments                Multifamily                      18,975.00     35,201.04             0.00
---------------------------------------------------------------------------------------------------------------------------
  81  Louisa Plaza                         Retail           Anchored       251,656.25     16,385.28        27,337.08
---------------------------------------------------------------------------------------------------------------------------
  82  Hillside Apartments                  Multifamily                     250,000.00     54,989.28             0.00
---------------------------------------------------------------------------------------------------------------------------
  83  Eighth Avenue Professional
      Building                             Office                                0.00      3,001.20        14,978.16
---------------------------------------------------------------------------------------------------------------------------
  84  Texas Best Self Storage              Self Storage                          0.00      7,017.48             0.00
---------------------------------------------------------------------------------------------------------------------------
  85  Alamo Self Storage                   Self Storage                          0.00      8,355.00             0.00
---------------------------------------------------------------------------------------------------------------------------
  86  Northmark Office                     Office                                0.00      4,913.00        24,572.00
---------------------------------------------------------------------------------------------------------------------------
  87  Flagship Properties                  Mobile Home Park                 13,325.00      8,450.00             0.00
---------------------------------------------------------------------------------------------------------------------------
  88  Fairfield Apartments                 Multifamily                      10,150.00     14,400.00             0.00
---------------------------------------------------------------------------------------------------------------------------
  89  Inland Seas Apartments               Multifamily                     110,187.50     25,200.00             0.00
---------------------------------------------------------------------------------------------------------------------------
  90  Turtle Creek Apartments              Multifamily                           0.00     22,000.00             0.00
---------------------------------------------------------------------------------------------------------------------------
  91  Shops at Peachtree Parkway           Retail           Unanchored           0.00      1,968.00        10,344.00
---------------------------------------------------------------------------------------------------------------------------
  92  Krona Distribution Center            Industrial/
                                           Warehouse                           625.00      6,864.00        37,500.00 (30)
---------------------------------------------------------------------------------------------------------------------------
  93  Youngblood Portfolio                 Mobile Home Park                 13,750.00     16,100.00             0.00
---------------------------------------------------------------------------------------------------------------------------
  94  Lenox Place Apartments               Multifamily                     310,420.00     37,800.00             0.00
---------------------------------------------------------------------------------------------------------------------------
  95  Orange Park Center                   Retail           Unanchored       6,875.00      5,411.16        15,000.00
---------------------------------------------------------------------------------------------------------------------------
  96  World Self Storage                   Self Storage                          0.00      7,116.00             0.00
---------------------------------------------------------------------------------------------------------------------------
  97  Matlock Shopping Center              Retail           Unanchored      14,481.25      4,490.16        12,160.80
---------------------------------------------------------------------------------------------------------------------------
  98  Murphy Rd Self Storage               Self Storage                          0.00      7,807.56             0.00
---------------------------------------------------------------------------------------------------------------------------
  99  Northpark Business Center            Industrial/
                                           Warehouse                         1,875.00     14,460.00        37,500.00 (30)
---------------------------------------------------------------------------------------------------------------------------
 100  Woolworth Building                   Office                                0.00      1,884.36         9,946.32
---------------------------------------------------------------------------------------------------------------------------
 101  Executive House Apartments           Multifamily                      35,625.00     20,000.00             0.00
---------------------------------------------------------------------------------------------------------------------------
 102  Kmart - Parkersburg                  Retail           Anchored             0.00          0.00             0.00
---------------------------------------------------------------------------------------------------------------------------
 103  5 Star Self-Storage                  Self Storage                        375.00      2,287.56             0.00
---------------------------------------------------------------------------------------------------------------------------
 104  Anderson-Woodridge                   Retail/Office                    25,000.00      5,302.68        12,500.04
---------------------------------------------------------------------------------------------------------------------------
 105  Allen 5 Star Center                  Retail           Unanchored           0.00      1,200.00         3,900.00
---------------------------------------------------------------------------------------------------------------------------
 106  TS Star of Mt. Pleasant Center       Retail           Unanchored           0.00      1,098.00         4,758.00
---------------------------------------------------------------------------------------------------------------------------

                                                  CURRENT       AS OF
                                              BALANCE OF THE   DATE OF
CONTROL                                          TI & LC       TI & LC
  NO.                                            ACCOUNT($)    ACCOUNT
------------------------------------------------------------------------
  70  Marianna Gardens                              0.00      March-05
------------------------------------------------------------------------
  71  Pontchartrain Square                     50,000.00      March-05
------------------------------------------------------------------------
  72  Smoky Hill                                4,585.23      March-05
------------------------------------------------------------------------
  73  Fountain Square Apartments                    0.00      March-05
------------------------------------------------------------------------
  74  Ventura Commerce Center                 100,000.00      March-05
------------------------------------------------------------------------
  75  Walgreens - Raleigh                           0.00      March-05
------------------------------------------------------------------------
  76  Dunn Avenue Plaza                        50,000.00      March-05
------------------------------------------------------------------------
  77  Terrace Club Apartments                       0.00      March-05
------------------------------------------------------------------------
  78  Food Basics                                   0.00      March-05
------------------------------------------------------------------------
  79  Birdneck Shopping Center                402,198.89      March-05
------------------------------------------------------------------------
  80  Greenbrier Apartments                         0.00      March-05
------------------------------------------------------------------------
  81  Louisa Plaza                              4,556.46      March-05
------------------------------------------------------------------------
  82  Hillside Apartments                           0.00      March-05
------------------------------------------------------------------------
  83  Eighth Avenue Professional
      Building                                      0.00      March-05
------------------------------------------------------------------------
  84  Texas Best Self Storage                       0.00      March-05
------------------------------------------------------------------------
  85  Alamo Self Storage                            0.00      March-05
------------------------------------------------------------------------
  86  Northmark Office                        100,000.00      March-05
------------------------------------------------------------------------
  87  Flagship Properties                           0.00      March-05
------------------------------------------------------------------------
  88  Fairfield Apartments                          0.00      March-05
------------------------------------------------------------------------
  89  Inland Seas Apartments                        0.00      March-05
------------------------------------------------------------------------
  90  Turtle Creek Apartments                       0.00      March-05
------------------------------------------------------------------------
  91  Shops at Peachtree Parkway                    0.00      March-05
------------------------------------------------------------------------
  92  Krona Distribution Center                     0.00      March-05
------------------------------------------------------------------------
  93  Youngblood Portfolio                          0.00      March-05
------------------------------------------------------------------------
  94  Lenox Place Apartments                        0.00      March-05
------------------------------------------------------------------------
  95  Orange Park Center                            0.00      March-05
------------------------------------------------------------------------
  96  World Self Storage                            0.00      March-05
------------------------------------------------------------------------
  97  Matlock Shopping Center                   1,013.43      March-05
------------------------------------------------------------------------
  98  Murphy Rd Self Storage                        0.00      March-05
------------------------------------------------------------------------
  99  Northpark Business Center                     0.00      March-05
------------------------------------------------------------------------
 100  Woolworth Building                            0.00      March-05
------------------------------------------------------------------------
 101  Executive House Apartments                    0.00      March-05
------------------------------------------------------------------------
 102  Kmart - Parkersburg                           0.00 (31) March-05
------------------------------------------------------------------------
 103  5 Star Self-Storage                           0.00      March-05
------------------------------------------------------------------------
 104  Anderson-Woodridge                        3,125.01      March-05
------------------------------------------------------------------------
 105  Allen 5 Star Center                         325.00      March-05
------------------------------------------------------------------------
 106  TS Star of Mt. Pleasant Center              396.50      March-05
------------------------------------------------------------------------

FOOTNOTES TO ANNEX A-4

PROPERTY NAME
909 Third Avenue                     1     Monthly reserves for tenant improvements/leasing
                                           commissions and capital expenditures will only be
                                           collected during the occurrence of an event of
                                           default, or if the debt service coverage falls below
                                           1.15x for the four consecutive calendar quarters
                                           immediately preceding the date that is 45 days
                                           following the end of each calendar quarter and if
                                           Vornado Realty L.P. is downgraded below BBB-
                                           by Standard & Poors or the equivalent by each of
                                           the other rating agencies until such events are
                                           cured in accordance with the terms of the
                                           mortgage loan documents.
The Woodbury Office Portfolio II     2     No ongoing reserves will be required for tenant
                                           improvements/leasing commissions or capital
                                           expenditures. In lieu of such reserves, certain
                                           principals of the related borrower guaranty (a) an
                                           amount not to exceed approximately $2,000,000 for
                                           tenant improvements/leasing commissions, which
                                           said amount will decrease to $1,000,000 when the
                                           original principal balance of the mortgage loan has
                                           been reduced by 50%, and (b) an amount not to
                                           exceed $350,000 for capital expenditures.
Macquarie DDR Portfolio II           3     Ongoing reserves for tenant improvements/leasing
                                           commissions and capital expenditures will only be
                                           required following an event of default.
                                           Additionally, the related borrower is obligated to
                                           complete certain required repairs, which obligation
                                           was guaranteed by DDR Macquarie Fund LLC, a
                                           Delaware limited liability corporation.
Bay Colony Corporate Center          4     Upon the occurrence and continuance of an event
                                           of default, borrower is required to make monthly
                                           deposits into a capital expenditure reserve account
                                           in the amount of $12,108.
Civica Office Commons                5     Upon the occurrence and during the continuance
                                           of a debt service coverage ratio of 1.25x or less,
                                           borrower is required to make monthly deposits
                                           into a TI/LC reserve account in an amount equal
                                           to $25,486.
Park 80 West                         6     Borrower is required to make monthly TI/LC
                                           reserve deposits in the amount of $46,296 on each
                                           payment date commencing February 11, 2007
                                           through maturity; provided, however, that the
                                           monthly escrow deposit will not be required during
                                           such times as the Park 80 West Mortgaged
                                           Property is 85% occupied pursuant to leases with
                                           expiration dates February 11, 2017 or later.

FOOTNOTES TO ANNEX A-4 -- CONTINUED

U-Store-It Portfolio III              7    Borrower is required to make a monthly deposit to
                                           a Replacement Reserve account in the amount of
                                           (a) $15,975, or (b) following the release or
                                           substitution of a property, an amount equal to
                                           one-twelfth of (i) the aggregate square footage of
                                           all improvements at the U-Store-It Portfolio III
                                           Mortgaged Properties after giving effect to such
                                           release or substitution times (ii) $0.15.
Summit Hotel Portfolio                8    Borrower is required to make monthly deposits
                                           into an FF&E reserve account in an amount equal
                                           to one-twelfth of the positive amount, if any, equal
                                           to the difference of (a) the greater of (i) 4% of
                                           annual gross revenues and (ii) such annual amount
                                           required to be deposited pursuant to the franchise
                                           agreements and property improvement plan or
                                           management plan, and (b) the sum of (i) actual
                                           year-to-date FF&E expenditures and (ii) any
                                           amounts in the FF&E reserve account as of the
                                           monthly payment date attributable to year-to-date
                                           deposits.
The Woodbury Office Portfolio I       9    No ongoing reserves will be required for tenant
                                           improvements/leasing commissions or capital
                                           expenditures. In lieu of such reserves, certain
                                           principals of the related borrower guaranty (a) an
                                           amount not to exceed approximately $1,000,000 for
                                           tenant improvements/leasing commissions, which
                                           said amount will decrease to $500,000 when the
                                           original principal balance of the mortgage loan has
                                           been reduced by 50%, and (b) an amount not to
                                           exceed $150,000 for capital expenditures.
Ridgmar Mall                         10    Borrower is required to make monthly deposits
                                           into a reserve account in the amount of $35,000 for
                                           replacement costs and TI/LCs.
100 South Bedford                    11    In addition to ongoing deposits for tenant
                                           improvements/leasing commissions, the related
                                           borrower provided a guaranty with respect to such
                                           matters of up to $500,000. Ongoing deposits into
                                           the TI/LC Reserve are capped at $600,000.
548 West 28th Street                 12    Ongoing deposits into the TI/LC Reserve are
                                           capped at $250,000 and ongoing deposits into the
                                           capital expenditure reserve are capped at three
                                           years.

FOOTNOTES TO ANNEX A-4 -- CONTINUED

548 West 28th Street               13     Aperture Foundation, Inc. and OneCoast Network,
                                          LLC (total of 25,000 square feet), have executed
                                          leases, but have not yet taken occupancy. The
                                          amount of $437,500 was escrowed at the closing of
                                          the mortgage loan, representing tenant allowances
                                          of $385,000 for Aperture Foundation, Inc. and
                                          $52,500, representing tenant allowances for
                                          OneCoast Network, LLC, each to be released
                                          upon completion of their build-out and fulfillment
                                          of the tenant improvement obligations in
                                          accordance with their respective leases.
Hartz Fee Portfolio                14     The amount of $282,342 was escrowed at the
                                          closing of the mortgage loan with respect to
                                          unpaid leasing commissions related to the Linens
                                          `N Things, Inc. lease. Subject to certain
                                          requirements as indicated in the mortgage loan
                                          documentation, upon receipt by the lender of
                                          satisfactory evidence that such unpaid leasing
                                          commissions have been paid in full or will be paid
                                          in full from the available escrowed funds, the
                                          $282,342 will be required to be disbursed to the
                                          related borrower or broker entitled to the unpaid
                                          leasing commissions.
Quality Suites and Holiday Inn     15     Monthly Replacement Reserve deposit shall be
 Express Hotels-Mira Mesa                 $16,080.00 during the first year of the loan.
                                          Thereafter, it shall be an amount equal to no less
                                          than 1/12th of 4% of the gross revenues generated
                                          from the operation of the mortgaged property for
                                          the preceding year.
River Park Shopping Center         16     Ongoing contributions to the TI/LC Reserve and
                                          Replacement Reserves accounts are capped at
                                          $430,000 and $34,388, respectively. However, in the
                                          event that on or before October 31, 2009, Sears,
                                          Roebuck and Co. extends its lease or the space
                                          demised under the Sears lease has been leased to
                                          one or more replacement tenants in each case, for
                                          a term of at least five years beyond the current
                                          scheduled termination date and upon conditions
                                          otherwise acceptable to lender, all amounts in the
                                          TI/LC Reserve account in excess of $184,922 shall
                                          be released to borrower.
Boulevard Shops                    17     Ongoing contributions to the Replacement
                                          Reserve account are capped at $100,000; provided,
                                          however, such contributions are capped at $25,000
                                          upon the completion of the roof replacement in a
                                          manner reasonably acceptable to lender.

FOOTNOTES TO ANNEX A-4 -- CONTINUED

Hughes Airport Center                 18     Upon receipt of written evidence of the waiver or
                                             expiration of Consolidated Realty, Inc.'s early
                                             termination option and provided that no event of
                                             default then exists, all portions of the leasing
                                             account in excess of $375,000 shall be refunded to
                                             borrower.
Town Hall Commons Office Building     19     Monthly leasing deposits are required in the
                                             amount of $6,135 commencing on April 11, 2006
                                             through and including March 11, 2010. Ongoing
                                             contribution to the Replacement Reserves account
                                             are capped at $36,930.
901 Northpoint Business Plaza         20     Ongoing contributions to the TI/LC Reserve
                                             account are capped at $40,000; provided, however,
                                             that such cap will be increased to $100,000 if
                                             borrower fails to deliver evidence satisfactory to
                                             lender on or before the first anniversary of closing
                                             date that (i) not less than 90% of the net rentable
                                             space at the 901 Northpoint Business Plaza
                                             mortgaged real property is occupied and (ii)
                                             tenant(s) under such lease(s) are not in default or
                                             the subject of any bankruptcy or insolvency
                                             proceeding, making payment of full rent and
                                             conducting normal business operations.
Valley Center Mall                    21     The amount of $250,000 was escrowed at the
                                             closing of the mortgage loan for tenant leasing
                                             obligations with respect to the 20,078 square feet
                                             occupied by United States Postal Service, which
                                             lease expires October 31, 2005. The $250,000 is
                                             required to be released to the related borrower
                                             upon the satisfaction of certain requirements as
                                             indicated in the mortgage loan documentation
                                             including, but not limited to (i) renewal of the
                                             United States Postal Service lease subject to
                                             certain requirements as indicated in the mortgage
                                             loan documentation or (ii) leasing the space
                                             currently occupied by United States Postal Service
                                             to one or more other tenants subject to certain
                                             requirements as indicated in the mortgage loan
                                             documentation.
Golden Shoppes                        22     Ongoing deposits into the Replacement Reserve
                                             account will be capped at $12,000.
Golden Shoppes                        23     The amount of $100,000 was escrowed at the
                                             closing of the mortgage loan in the form of a letter
                                             of credit for tenant improvements and leasing
                                             commissions. No ongoing reserves will be required
                                             for tenant improvements and leasing commissions,
                                             but the related borrower will be required to
                                             increase the letter of credit to $200,000 at the
                                             beginning of the ninth year of the loan term.

FOOTNOTES TO ANNEX A-4 -- CONTINUED

Shoppes of Paddock Park     24     Ongoing contributions to the TI/LC Reserve and
                                   Replacement Reserves accounts are capped at
                                   $52,280 and $26,141, respectively. In the event that
                                   the anchor tenant Publix Supermarkets, Inc. ceases
                                   normal business operations at the property and
                                   continues to pay rent, borrower must make an
                                   initial dark period leasing account deposit in the
                                   amount of $150,000; furthermore, borrower must
                                   make monthly dark period leasing account deposits
                                   in the amount of $2,178 until the dark space is
                                   occupied by the anchor tenant or replacement
                                   tenant(s) conducting normal business operations
                                   for at least six consecutive months. Dark period
                                   account deposits shall not count toward the TI/LC
                                   cap.
Dunlop Village              25     The monthly TI/LC deposit in the amount of
                                   $2,595 shall be allocated to "Leasing Account I".
                                   Ongoing contributions to "Leasing Account I" and
                                   the Replacement Reserves account are capped at
                                   $85,820 and $34,792, respectively. The upfront
                                   TI/LC deposit in the amount of $400,000 shall be
                                   allocated to "Leasing Account II". The balance in
                                   "Leasing Account II" shall be released to
                                   borrower in the event that the anchor tenant Food
                                   Lion, LLC has renewed its lease or the
                                   replacement tenant(s) have entered into a lease of
                                   the entire premises currently occupied by Food
                                   Lion, LLC, for a term of not less than five years
                                   and upon conditions otherwise acceptable to
                                   lender.
Gulf Points Square          26     Ongoing contributions to the TI/LC Reserve and
                                   Replacement Reserves accounts are capped at
                                   $80,000 and $43,277, respectively. In the event that
                                   the anchor tenant Consolidated Stores Corporation
                                   ceases normal business operations at the property
                                   and continues to pay rent, borrower must make an
                                   initial dark period leasing account deposit in the
                                   amount of $150,000; furthermore, borrower must
                                   make monthly dark period leasing account deposits
                                   in the amount of $3,333 until the dark space is
                                   occupied by the anchor tenant or replacement
                                   tenant(s) conducting normal business operations
                                   for at least six consecutive months. Dark period
                                   account deposits shall not count toward the TI/LC
                                   cap.

FOOTNOTES TO ANNEX A-4 -- CONTINUED

Winding Woods                     27     Ongoing contributions to the TI/LC Reserve
                                         account are capped at $68,000; provided, however,
                                         that the monthly TI/LC deposit and Replacement
                                         deposit shall not be required as long as sponsor
                                         delivers a guaranty of payment of the loan with
                                         liabilities thereunder limited to $77,283. Real
                                         estate tax and insurance payments are guaranteed
                                         by sponsor.
Pontchartrain Square              28     Ongoing deposits into the TI/LC Reserve are
                                         capped at $150,000.
Birdneck Shopping Center          29     The monthly TI/LC deposit in the amount of
                                         $2,080 shall be allocated to "Leasing Account I".
                                         Ongoing contributions to "Leasing Account I" and
                                         the Replacement Reserves account are capped at
                                         $72,927 and $29,565, respectively. The upfront
                                         TI/LC deposit in the amount of $400,000 shall be
                                         allocated to "Leasing Account II". The balance in
                                         "Leasing Account II" shall be released to
                                         borrower in the event that the anchor tenant Food
                                         Lion Inc. has renewed its lease or replacement
                                         tenant(s) have entered into a lease of the entire
                                         premises currently occupied by Food Lion Inc., for
                                         a term of not less than five years and upon
                                         conditions otherwise acceptable to lender.
Krona Distribution Center and     30     Ongoing contributions to the TI/LC Reserve
 Northpark Business Center               account are capped at $112,500. However, upon
                                         the renewal of that certain lease agreement
                                         between the Krona Distribution Center borrower
                                         and ACN Acquisition LLC for a term of not less
                                         than three years and upon conditions otherwise
                                         acceptable to lender: (i) the monthly TI/LC
                                         deposit shall be equal to $2,083; (ii) the TI/LC cap
                                         shall be equal to $75,000 and (iii) any amounts in
                                         the TI/LC account greater than $75,000 shall be
                                         released to borrower.
Kmart -- Parkersburg              31     The related borrower provided letters of credit in
                                         the approximate amount of $88,383 for taxes,
                                         insurance, tenant improvements/leasing
                                         commissions and capital expenditures. Absent an
                                         event of default, no ongoing reserves are required
                                         to be collected for taxes, insurance, tenant
                                         improvements/leasing commissions and capital
                                         expenditures.

                                    ANNEX B
              CERTAIN INFORMATION REGARDING MULTIFAMILY PROPERTIES

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                        LB-UBS COMMERCIAL MORTGAGE TRUST 2005-C2

  CONTROL                                 PROPERTY                                                   CUT-OFF DATE   UTILITIES PAID
    NO.                                     NAME                                       COUNTY         BALANCE ($)     BY TENANT
------------------------------------------------------------------------------------------------------------------------------------

     11      Lembi Portfolio - Citi Properties I LLC                             San Francisco           51,627,000      Yes
    11A      980 Bush Street                                                     San Francisco                           Yes
    11B      665 Eddy                                                            San Francisco                           Yes
    11C      725 Ellis Street                                                    San Francisco                           Yes
    11D      701 Fell                                                            San Francisco                           Yes
    11E      520 Geary                                                           San Francisco                           Yes
    11F      525 Leavenworth                                                     San Francisco                           Yes
    11G      535 Leavenworth                                                     San Francisco                           Yes
    11H      666 O'Farrell                                                       San Francisco                           Yes
    11I      675 O'Farrell                                                       San Francisco                           Yes
    11J      930 Post                                                            San Francisco                           Yes
    11K      2656 Van Ness                                                       San Francisco                           Yes
     14      Westminster Village                                                 Middlesex               34,000,000      No
     23      Lembi Portfolio - Trophy Properties I LLC                           San Francisco           13,886,000      Yes
    23A      1408 California                                                     San Francisco                           Yes
    23B      2 Guerrero                                                          San Francisco                           Yes
    23C      400 Page                                                            San Francisco                           Yes
     28      Bahama Glen                                                         Dallas                  12,340,000      Yes
     32      Lembi Portfolio - Hermann Street LLC                                San Francisco           11,442,000      Yes
     38      Lembi Portfolio - Sutter Street Associates I                        San Francisco            8,045,000      Yes
     40      Brooklyn Multifamily                                                Kings                    7,742,970      Yes
    40A      436 Graham Avenue                                                   Kings                                   Yes
    40B      429 Graham Avenue                                                   Kings                                   Yes
    40C      113 North 8th Street                                                Kings                                   Yes
    40D      137 North 8th Street                                                Kings                                   Yes
    40E      14 Judge Street                                                     Kings                                   Yes
    40F      24 Skillman Avenue                                                  Kings                                   Yes
    40G      29 Orient Avenue                                                    Kings                                   Yes
     43      Hunter's Ridge Apartments                                           Kalamazoo                7,200,000      Yes
     47      Grande Oaks Apartments                                              Duval                    6,493,787      Yes
     49      Stonehill Terrace Apartments                                        Dallas                   5,950,000      Yes
     50      Acadian House and Willow Bend Apartments                            Lafayette Parish         5,938,074      Yes
    50A      Acadian House Apartments                                            Lafayette Parish                        Yes
    50B      Willow Bend Apartments                                              Lafayette Parish                        Yes
     52      Lake Colony Apartments                                              Dallas                   5,700,000      Yes
     60      The Fountains Apartments                                            Tarrant                  4,500,000      Yes
     61      Imperial Parks                                                      Fayette                  4,450,000      Yes
     62      Park Manor Apartments                                               Dallas                   4,395,968      Yes
     69      Exchange Loft Apartments                                            Clarke                   3,691,239      Yes
     70      Marianna Gardens                                                    Jackson                  3,682,944      Yes
     73      Fountain Square Apartments                                          Tarrant                  3,520,000      No
     77      Terrace Club Apartments                                             Hillsborough             3,440,896      Yes
     80      Greenbrier Apartments                                               Bell                     3,200,000      Yes
     82      Hillside Apartments                                                 Dallas                   3,026,866      No
     87      Flagship Properties                                                 Various                  2,327,026      Yes
    87A      Coolbreeze Mobile Home Park and Leedean Mobile Home Park            Jessamine                               Yes
    87B      Jamestown Village Mobile Home Park                                  Knott                                   Yes
     88      Fairfield Apartments                                                Philadelphia             2,274,593      Yes
     89      Inland Seas Apartments                                              Orange                   2,192,743      Yes
     90      Turtle Creek Apartments                                             Grayson                  2,114,964      Yes
     93      Youngblood Portfolio                                                Jefferson                2,071,047      Yes
    93A      Forestdale Mobile Home Park                                         Jefferson                               Yes
    93B      Pineview Mobile Home Park                                           Jefferson                               Yes
     94      Lenox Place Apartments                                              Hillsborough             1,993,402      Yes
    101      Executive House Apartments                                          Dallas                   1,375,503      No

  CONTROL            UTILITIES PAID          # OF   AVG. RENT  MAX. RENT     # OF    AVG. RENT    MAX. RENT
    NO.                BY TENANT             PADS   PADS ($)    PADS ($)   STUDIOS  STUDIOS ($)  STUDIOS ($)
--------------------------------------------------------------------------------------------------------------

     11      Electric, Gas                        0         0            0      308          820       1,325
    11A      Electric, Gas                        0         0            0       47          862       1,200
    11B      Electric, Gas                        0         0            0       27          804         977
    11C      Electric, Gas                        0         0            0       35          736       1,050
    11D      Electric, Gas                        0         0            0        7          881       1,200
    11E      Electric, Gas                        0         0            0       81          819       1,200
    11F      Electric, Gas                        0         0            0       14          742       1,050
    11G      Electric, Gas                        0         0            0       14          701         950
    11H      Electric, Gas                        0         0            0       20          912       1,248
    11I      Electric, Gas                        0         0            0       25          726         950
    11J      Electric, Gas                        0         0            0       31          877       1,050
    11K      Electric, Gas                        0         0            0        7        1,141       1,325
     14      None                                 0         0            0       36          667         667
     23      Electric, Gas                        0         0            0       59          904       1,275
    23A      Electric, Gas                        0         0            0       19          825       1,275
    23B      Electric, Gas                        0         0            0       22        1,045       1,250
    23C      Electric, Gas                        0         0            0       18          803       1,200
     28      Electric                             0         0            0       12          505         505
     32      Electric, Gas                        0         0            0       62        1,067       1,395
     38      Electric, Gas                        0         0            0       25          930       1,311
     40      Electric                             0         0            0        5        1,375       1,500
    40A      Electric                             0         0            0        0            0           0
    40B      Electric                             0         0            0        0            0           0
    40C      Electric                             0         0            0        4        1,400       1,500
    40D      Electric                             0         0            0        0            0           0
    40E      Electric                             0         0            0        1        1,275       1,275
    40F      Electric                             0         0            0        0            0           0
    40G      Electric                             0         0            0        0            0           0
     43      Electric, Gas                        0         0            0        0            0           0
     47      Electric                             0         0            0        0            0           0
     49      Electric, Water, Sewer               0         0            0        0            0           0
     50      Electric                             0         0            0        0            0           0
    50A      Electric                             0         0            0        0            0           0
    50B      Electric                             0         0            0        0            0           0
     52      Electric                             0         0            0       10          437         450
     60      Electric                             0         0            0        0            0           0
     61      Electric, Water, Sewer, Gas        338       239          239        0            0           0
     62      Electric                             0         0            0        0            0           0
     69      Electric                             0         0            0        0            0           0
     70      Electric, Gas, Water, Sewer          0         0            0        0            0           0
     73      None                                 0         0            0        0            0           0
     77      Electric                             0         0            0        0            0           0
     80      Electric, Gas, Water                 0         0            0        0            0           0
     82      None                                 0         0            0        0            0           0
     87      Various                            169       190          260        0            0           0
    87A      Electric, Water                     79       227          260        0            0           0
    87B      Electric                            90       156          188        0            0           0
     88      Electric                             0         0            0        0            0           0
     89      Electric                             0         0            0        0            0           0
     90      Electric, Water, Sewer               0         0            0        0            0           0
     93      Electric, Water                    322       158          405        0            0           0
    93A      Electric, Water                    182       160          160        0            0           0
    93B      Electric, Water                    140       156          405        0            0           0
     94      Electric                             0         0            0       18          366         460
    101      None                                 0         0            0        9          492         525

  CONTROL    # OF 1      AVG. RENT       MAX. RENT       # OF 2      AVG. RENT       MAX. RENT
    NO.     BEDROOMS  1 BEDROOMS ($)   1 BEDROOMS ($)   BEDROOMS  2 BEDROOMS ($)  2 BEDROOMS ($)
---------------------------------------------------------------------------------------------------

     11           127           1,156            2,275         15           1,804           3,500
    11A            24           1,373            2,275          2           2,888           3,500
    11B            18           1,147            1,550          2           1,295           1,295
    11C            18             959            1,150          0               0               0
    11D             8           1,086            1,225          3           1,595           1,595
    11E             6           1,150            1,675          1           1,795           1,795
    11F             9             630            1,124          1               0               0
    11G             9           1,071            1,425          1           1,450           1,450
    11H            11           1,174            1,375          4           1,617           1,900
    11I             0               0                0          0               0               0
    11J            13           1,204            2,150          0               0               0
    11K            11           1,469            1,850          1           1,695           1,695
     14           180             862              862        198           1,042           1,042
     23            27           1,277            3,000          3           1,648           1,695
    23A            16           1,227            3,000          2           1,695           1,695
    23B             5           1,479            1,795          0               0               0
    23C             6           1,232            1,575          1           1,600           1,600
     28           133             598              650        142             760             780
     32             0               0                0          0               0               0
     38            31           1,238            1,675          5           1,294           1,895
     40            36           1,410            2,100          0               0               0
    40A             0               0                0          0               0               0
    40B             4           1,395            1,675          0               0               0
    40C             4           1,913            2,100          0               0               0
    40D             8           1,113            2,000          0               0               0
    40E             6             847            1,200          0               0               0
    40F             8           1,505            1,900          0               0               0
    40G             6           1,825            2,100          0               0               0
     43            36             605              619        132             758             799
     47            36             524            1,049        138             597             625
     49           166             462            1,025        132             612             695
     50            72             460              475        120             568             580
    50A            24             454              470         60             560             560
    50B            48             463              475         60             576             580
     52           183             460              510         89             691             960
     60            24             513              550         73             655             675
     61             0               0                0          0               0               0
     62           208             466              545          0               0               0
     69             1             625              625          6             818             850
     70             0               0                0         36             614             614
     73            25             570              690         72             701             750
     77             0               0                0         90             688             739
     80            84             476              515         48             631             685
     82            57             442              525        127             527             695
     87             0               0                0          0               0               0
    87A             0               0                0          0               0               0
    87B             0               0                0          0               0               0
     88            64             407              475          0               0               0
     89            32             542              580         64             607             650
     90            33             405              415         54             490             535
     93             0               0                0          0               0               0
    93A             0               0                0          0               0               0
    93B             0               0                0          0               0               0
     94           114             438              490         36             533             585
    101            48             558              575         22             654             690

                          LB-UBS COMMERCIAL MORTGAGE TRUST 2005-C2

  CONTROL    # OF 3      AVG. RENT       MAX. RENT      # OF 4       AVG. RENT            MAX. RENT
    NO.     BEDROOMS  3 BEDROOMS ($)  3 BEDROOMS ($)   BEDROOMS    4 BEDROOMS ($)      4 BEDROOMS ($)
-------------------------------------------------------------------------------------------------------

     11            0               0               0           0                0                   0
    11A            0               0               0           0                0                   0
    11B            0               0               0           0                0                   0
    11C            0               0               0           0                0                   0
    11D            0               0               0           0                0                   0
    11E            0               0               0           0                0                   0
    11F            0               0               0           0                0                   0
    11G            0               0               0           0                0                   0
    11H            0               0               0           0                0                   0
    11I            0               0               0           0                0                   0
    11J            0               0               0           0                0                   0
    11K            0               0               0           0                0                   0
     14           18           1,305           1,305           0                0                   0
     23            0               0               0           0                0                   0
    23A            0               0               0           0                0                   0
    23B            0               0               0           0                0                   0
    23C            0               0               0           0                0                   0
     28            0               0               0           0                0                   0
     32            0               0               0           0                0                   0
     38            0               0               0           0                0                   0
     40            7           3,243           4,000           0                0                   0
    40A            4           3,213           3,800           0                0                   0
    40B            1           4,000           4,000           0                0                   0
    40C            1           3,000           3,000           0                0                   0
    40D            0               0               0           0                0                   0
    40E            1           2,850           2,850           0                0                   0
    40F            0               0               0           0                0                   0
    40G            0               0               0           0                0                   0
     43            0               0               0           0                0                   0
     47           26             668             725           0                0                   0
     49            3             885             935           0                0                   0
     50            9             687             700           0                0                   0
    50A            8             700             700           0                0                   0
    50B            1             610             610           0                0                   0
     52           24           1,007           1,085           1            1,095               1,095
     60           18             815             850           0                0                   0
     61            0               0               0           0                0                   0
     62            0               0               0           0                0                   0
     69           13           1,259           1,400          11            1,523               1,600
     70           64             750             750           0                0                   0
     73            8             856             875           0                0                   0
     77            0               0               0           0                0                   0
     80            0               0               0           0                0                   0
     82            0               0               0           0                0                   0
     87            0               0               0           0                0                   0
    87A            0               0               0           0                0                   0
    87B            0               0               0           0                0                   0
     88            0               0               0           0                0                   0
     89           16             770             845           0                0                   0
     90            1             675             675           0                0                   0
     93            0               0               0           0                0                   0
    93A            0               0               0           0                0                   0
    93B            0               0               0           0                0                   0
     94            0               0               0           0                0                   0
    101            1             460             460           0                0                   0

  CONTROL     # OF 5       AVG. RENT             MAX. RENT            # OF 6         AVG. RENT              MAX. RENT
    NO.      BEDROOMS    5 BEDROOMS ($)        5 BEDROOMS ($)        BEDROOMS     6 BEDROOMS ($)          6 BEDROOMS ($)
---------------------------------------------------------------------------------------------------------------------------------

     11              0                  0                        0            0                   0                          0
    11A              0                  0                        0            0                   0                          0
    11B              0                  0                        0            0                   0                          0
    11C              0                  0                        0            0                   0                          0
    11D              0                  0                        0            0                   0                          0
    11E              0                  0                        0            0                   0                          0
    11F              0                  0                        0            0                   0                          0
    11G              0                  0                        0            0                   0                          0
    11H              0                  0                        0            0                   0                          0
    11I              0                  0                        0            0                   0                          0
    11J              0                  0                        0            0                   0                          0
    11K              0                  0                        0            0                   0                          0
     14              0                  0                        0            0                   0                          0
     23              0                  0                        0            0                   0                          0
    23A              0                  0                        0            0                   0                          0
    23B              0                  0                        0            0                   0                          0
    23C              0                  0                        0            0                   0                          0
     28              0                  0                        0            0                   0                          0
     32              0                  0                        0            0                   0                          0
     38              0                  0                        0            0                   0                          0
     40              0                  0                        0            0                   0                          0
    40A              0                  0                        0            0                   0                          0
    40B              0                  0                        0            0                   0                          0
    40C              0                  0                        0            0                   0                          0
    40D              0                  0                        0            0                   0                          0
    40E              0                  0                        0            0                   0                          0
    40F              0                  0                        0            0                   0                          0
    40G              0                  0                        0            0                   0                          0
     43              0                  0                        0            0                   0                          0
     47              0                  0                        0            0                   0                          0
     49              0                  0                        0            0                   0                          0
     50              0                  0                        0            0                   0                          0
    50A              0                  0                        0            0                   0                          0
    50B              0                  0                        0            0                   0                          0
     52              0                  0                        0            0                   0                          0
     60              0                  0                        0            0                   0                          0
     61              0                  0                        0            0                   0                          0
     62              0                  0                        0            0                   0                          0
     69              3              2,025                    2,050            2               2,400                      2,400
     70              0                  0                        0            0                   0                          0
     73              0                  0                        0            0                   0                          0
     77              0                  0                        0            0                   0                          0
     80              0                  0                        0            0                   0                          0
     82              0                  0                        0            0                   0                          0
     87              0                  0                        0            0                   0                          0
    87A              0                  0                        0            0                   0                          0
    87B              0                  0                        0            0                   0                          0
     88              0                  0                        0            0                   0                          0
     89              0                  0                        0            0                   0                          0
     90              0                  0                        0            0                   0                          0
     93              0                  0                        0            0                   0                          0
    93A              0                  0                        0            0                   0                          0
    93B              0                  0                        0            0                   0                          0
     94              0                  0                        0            0                   0                          0
    101              0                  0                        0            0                   0                          0

  CONTROL   # OF COMMERCIAL            AVG. RENT                MAX. RENT                   TOTAL
    NO.          UNITS           COMMERCIAL UNITS ($)     COMMERCIAL UNITS ($)   ELEVATOR   UNITS
---------------------------------------------------------------------------------------------------

     11                   4                     3,195                   6,500 Yes           454
    11A                   0                         0                       0 Yes            73
    11B                   1                         0                       0 Yes            48
    11C                   0                         0                       0 Yes            53
    11D                   0                         0                       0 Yes            18
    11E                   3                     3,195                   6,500 Yes            91
    11F                   0                         0                       0 Yes            24
    11G                   0                         0                       0 Yes            24
    11H                   0                         0                       0 Yes            35
    11I                   0                         0                       0 Yes            25
    11J                   0                         0                       0 Yes            44
    11K                   0                         0                       0 Yes            19
     14                   0                         0                       0 No            432
     23                   9                     2,296                   5,000 Yes            98
    23A                   3                     3,750                   5,000 Yes            40
    23B                   6                       842                     900 Yes            33
    23C                   0                         0                       0 Yes            25
     28                   0                         0                       0 No            287
     32                   5                     2,640                   5,000 Yes            67
     38                   0                         0                       0 Yes            61
     40                   0                         0                       0 No             48
    40A                   0                         0                       0 No              4
    40B                   0                         0                       0 No              5
    40C                   0                         0                       0 No              9
    40D                   0                         0                       0 No              8
    40E                   0                         0                       0 No              8
    40F                   0                         0                       0 No              8
    40G                   0                         0                       0 No              6
     43                   0                         0                       0 No            168
     47                   0                         0                       0 No            200
     49                   0                         0                       0 No            301
     50                   0                         0                       0 No            201
    50A                   0                         0                       0 No             92
    50B                   0                         0                       0 No            109
     52                   0                         0                       0 No            307
     60                   0                         0                       0 No            115
     61                   0                         0                       0 N/A           338
     62                   0                         0                       0 Yes           208
     69                   0                         0                       0 No             36
     70                   0                         0                       0 No            100
     73                   0                         0                       0 No            105
     77                   0                         0                       0 No             90
     80                   0                         0                       0 No            132
     82                   0                         0                       0 No            184
     87                   0                         0                       0 N/A           169
    87A                   0                         0                       0 N/A            79
    87B                   0                         0                       0 N/A            90
     88                   0                         0                       0 No             64
     89                   0                         0                       0 No            112
     90                   0                         0                       0 No             88
     93                   0                         0                       0 N/A           322
    93A                   0                         0                       0 N/A           182
    93B                   0                         0                       0 N/A           140
     94                   0                         0                       0 Yes           168
    101                   0                         0                       0 No             80

                                    ANNEX C-1
                               PRICE/YIELD TABLES

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                                                                                                         ANNEX C-1-1

                        WEIGHTED AVERAGE LIFE, FIRST PRINCIPAL PAYMENT DATE, LAST PRINCIPAL PAYMENT DATE,
                            PRE-TAX YIELD TO MATURITY AND MODIFIED DURATION OF CLASS A-1 CERTIFICATES

                            0% CPR DURING LOP, YMP, OR DECLINING PREMIUM - OTHERWISE AT INDICATED CPR
------------------------------------------------------------------------------------------------------------------------------------

PRICE (32NDS)           0% CPR                  25% CPR                 50% CPR                75% CPR                   100% CPR
-------------   ---------------------   ---------------------    ---------------------   ---------------------   -------------------
                   CBE     Modified        CBE     Modified         CBE     Modified        CBE     Modified        CBE     Modified
                  Yield    Duration       Yield    Duration        Yield    Duration       Yield    Duration       Yield    Duration
                   (%)     (Years)         (%)      (Years)         (%)     (Years)         (%)      (Years)        (%)      (Years)
                ---------------------   ---------------------    ---------------------   ---------------------   -------------------

     99-28        4.664      2.51         4.664      2.49          4.664      2.49         4.664      2.49         4.664      2.49
    100-00        4.614      2.51         4.614      2.49          4.614      2.49         4.614      2.49         4.614      2.49
    100-04        4.564      2.51         4.564      2.49          4.564      2.49         4.564      2.49         4.564      2.49
    100-08        4.514      2.51         4.514      2.50          4.514      2.49         4.514      2.49         4.514      2.49
    100-12        4.465      2.51         4.464      2.50          4.464      2.50         4.464      2.50         4.464      2.50
    100-16        4.415      2.52         4.414      2.50          4.414      2.50         4.414      2.50         4.414      2.50
    100-20        4.366      2.52         4.364      2.50          4.364      2.50         4.364      2.50         4.364      2.50
    100-24        4.317      2.52         4.315      2.50          4.315      2.50         4.315      2.50         4.315      2.50
    100-28        4.268      2.52         4.265      2.50          4.265      2.50         4.265      2.50         4.265      2.50
    101-00        4.219      2.52         4.216      2.51          4.216      2.50         4.216      2.50         4.216      2.50
    101-04        4.170      2.52         4.167      2.51          4.166      2.50         4.166      2.50         4.166      2.50

WEIGHTED AVERAGE
LIFE (YRS.)              2.77                    2.75                      2.75                    2.75                   2.75

FIRST PRINCIPAL
PAYMENT DATE          5/15/2005                5/15/2005                5/15/2005                5/15/2005              5/15/2005

LAST PRINCIPAL
PAYMENT DATE          2/15/2010               11/15/2009                10/15/2009              10/15/2009             10/15/2009

                                                                                                                  ANNEX C-1-2

                     WEIGHTED AVERAGE LIFE, FIRST PRINCIPAL PAYMENT DATE, LAST PRINCIPAL PAYMENT DATE,
                         PRE-TAX YIELD TO MATURITY AND MODIFIED DURATION OF CLASS A-2 CERTIFICATES

                         0% CPR DURING LOP, YMP, OR DECLINING PREMIUM - OTHERWISE AT INDICATED CPR
-----------------------------------------------------------------------------------------------------------------------------

PRICE (32NDS)            0% CPR                25% CPR                50% CPR              75% CPR              100% CPR
--------------    -------------------    -------------------    -------------------   ------------------    -----------------
                    CBE     Modified       CBE     Modified       CBE     Modified      CBE    Modified       CBE    Modified
                   Yield    Duration      Yield    Duration      Yield    Duration     Yield   Duration      Yield   Duration
                    (%)     (Years)        (%)      (Years)       (%)     (Years)       (%)     (Years)       (%)     (Years)
                  -------------------    -------------------    -------------------   ------------------    -----------------

    99-28          4.886      4.28        4.886      4.27        4.886      4.25       4.887     4.22        4.888     4.00
   100-00          4.857      4.28        4.857      4.27        4.857      4.25       4.857     4.22        4.856     4.00
   100-04          4.828      4.28        4.828      4.28        4.828      4.26       4.827     4.22        4.825     4.00
   100-08          4.799      4.28        4.799      4.28        4.798      4.26       4.798     4.22        4.794     4.00
   100-12          4.770      4.29        4.770      4.28        4.769      4.26       4.768     4.22        4.763     4.00
   100-16          4.741      4.29        4.741      4.28        4.740      4.26       4.739     4.22        4.732     4.00
   100-20          4.712      4.29        4.712      4.28        4.711      4.26       4.710     4.22        4.701     4.00
   100-24          4.683      4.29        4.683      4.28        4.682      4.26       4.680     4.22        4.670     4.01
   100-28          4.654      4.29        4.654      4.28        4.653      4.26       4.651     4.23        4.639     4.01
   101-00          4.625      4.29        4.625      4.28        4.624      4.26       4.622     4.23        4.608     4.01
   101-04          4.597      4.29        4.596      4.28        4.595      4.26       4.592     4.23        4.577     4.01

WEIGHTED AVERAGE
LIFE (YRS.)               4.92                    4.91                   4.88                  4.84                 4.56

FIRST PRINCIPAL
PAYMENT DATE           2/15/2010               11/15/2009             10/15/2009            10/15/2009           10/15/2009

LAST PRINCIPAL
PAYMENT DATE           4/15/2010                4/15/2010             4/15/2010              4/15/2010            4/15/2010

                                                                                                            ANNEX C-1-3

                   WEIGHTED AVERAGE LIFE, FIRST PRINCIPAL PAYMENT DATE, LAST PRINCIPAL PAYMENT DATE,
                        PRE-TAX YIELD TO MATURITY AND MODIFIED DURATION OF CLASS A-3 CERTIFICATES

                        0% CPR DURING LOP, YMP, OR DECLINING PREMIUM - OTHERWISE AT INDICATED CPR
-----------------------------------------------------------------------------------------------------------------------

PRICE (32NDS)           0% CPR             25% CPR               50% CPR             75% CPR              100% CPR
-------------    ------------------   ------------------    ------------------   -----------------    -----------------
                   CBE     Modified     CBE    Modified       CBE     Modified     CBE    Modified      CBE    Modified
                  Yield    Duration    Yield   Duration      Yield    Duration    Yield   Duration     Yield   Duration
                   (%)     (Years)      (%)     (Years)       (%)     (Years)      (%)     (Years)      (%)     (Years)
                 ------------------   ------------------    ------------------   -----------------    -----------------

    99-28         4.977      4.89      4.977     4.88        4.977      4.86      4.977     4.85       4.977     4.70
   100-00         4.951      4.89      4.951     4.88        4.951      4.87      4.951     4.85       4.951     4.70
   100-04         4.926      4.89      4.926     4.88        4.926      4.87      4.926     4.85       4.924     4.70
   100-08         4.900      4.89      4.900     4.88        4.900      4.87      4.900     4.85       4.898     4.70
   100-12         4.875      4.89      4.875     4.88        4.875      4.87      4.874     4.85       4.871     4.70
   100-16         4.849      4.89      4.849     4.88        4.849      4.87      4.849     4.85       4.845     4.71
   100-20         4.824      4.89      4.824     4.88        4.824      4.87      4.823     4.85       4.819     4.71
   100-24         4.799      4.89      4.798     4.88        4.798      4.87      4.797     4.86       4.792     4.71
   100-28         4.773      4.89      4.773     4.89        4.773      4.87      4.772     4.86       4.766     4.71
   101-00         4.748      4.90      4.748     4.89        4.747      4.88      4.746     4.86       4.740     4.71
   101-04         4.723      4.90      4.723     4.89        4.722      4.88      4.721     4.86       4.713     4.71

WEIGHTED AVERAGE
LIFE (YRS.)               5.74                5.72                  5.71                5.68                 5.49

FIRST PRINCIPAL
PAYMENT DATE           1/15/2011           10/15/2010            10/15/2010          10/15/2010           10/15/2010

LAST PRINCIPAL
PAYMENT DATE           1/15/2011            1/15/2011            1/15/2011            1/15/2011           10/15/2010

                                                                                                                  ANNEX C-1-4
                     WEIGHTED AVERAGE LIFE, FIRST PRINCIPAL PAYMENT DATE, LAST PRINCIPAL PAYMENT DATE,
                         PRE-TAX YIELD TO MATURITY AND MODIFIED DURATION OF CLASS A-4 CERTIFICATES

                         0% CPR DURING LOP, YMP, OR DECLINING PREMIUM - OTHERWISE AT INDICATED CPR
-----------------------------------------------------------------------------------------------------------------------------

PRICE (32NDS)           0% CPR               25% CPR                50% CPR               75% CPR               100% CPR
-------------    -------------------   -------------------    -------------------   -------------------    ------------------
                   CBE     Modified      CBE     Modified       CBE     Modified      CBE     Modified       CBE    Modified
                  Yield    Duration     Yield    Duration      Yield    Duration     Yield    Duration      Yield   Duration
                   (%)     (Years)       (%)      (Years)       (%)     (Years)       (%)      (Years)       (%)     (Years)
                 -------------------   -------------------    -------------------   -------------------    ------------------

    99-28         5.062      5.71       5.063      5.69        5.063      5.68       5.063      5.66        5.063     5.50
   100-00         5.041      5.71       5.041      5.70        5.041      5.68       5.041      5.66        5.040     5.50
   100-04         5.019      5.71       5.019      5.70        5.019      5.68       5.018      5.66        5.018     5.50
   100-08         4.997      5.71       4.997      5.70        4.997      5.68       4.996      5.66        4.995     5.50
   100-12         4.975      5.71       4.975      5.70        4.975      5.68       4.974      5.66        4.972     5.51
   100-16         4.953      5.71       4.953      5.70        4.953      5.69       4.952      5.66        4.950     5.51
   100-20         4.932      5.72       4.931      5.70        4.931      5.69       4.931      5.66        4.927     5.51
   100-24         4.910      5.72       4.910      5.70        4.909      5.69       4.909      5.67        4.905     5.51
   100-28         4.888      5.72       4.888      5.71        4.888      5.69       4.887      5.67        4.882     5.51
   101-00         4.867      5.72       4.866      5.71        4.866      5.69       4.865      5.67        4.860     5.51
   101-04         4.845      5.72       4.845      5.71        4.844      5.69       4.843      5.67        4.837     5.51

WEIGHTED AVERAGE
LIFE (YRS.)               6.91                  6.89                    6.87                 6.84                  6.61

FIRST PRINCIPAL
PAYMENT DATE           1/15/2012              7/15/2011              7/15/2011             7/15/2011            10/15/2010

LAST PRINCIPAL
PAYMENT DATE           4/15/2012              4/15/2012              4/15/2012             4/15/2012             4/15/2012

                                                                                                                 ANNEX C-1-5

                    WEIGHTED AVERAGE LIFE, FIRST PRINCIPAL PAYMENT DATE, LAST PRINCIPAL PAYMENT DATE,
                       PRE-TAX YIELD TO MATURITY AND MODIFIED DURATION OF CLASS A-AB CERTIFICATES

                        0% CPR DURING LOP, YMP, OR DECLINING PREMIUM - OTHERWISE AT INDICATED CPR
----------------------------------------------------------------------------------------------------------------------------

PRICE (32NDS)           0% CPR                25% CPR                50% CPR              75% CPR              100% CPR
-------------    --------------------   -------------------    ------------------   -------------------    -----------------
                   CBE      Modified      CBE     Modified       CBE     Modified     CBE     Modified       CBE    Modified
                  Yield     Duration     Yield    Duration      Yield    Duration    Yield    Duration      Yield   Duration
                   (%)      (Years)       (%)      (Years)       (%)     (Years)      (%)      (Years)       (%)     (Years)
                 --------------------   -------------------    ------------------   ------------------     -----------------

    99-28         5.071       5.91       5.071      5.90        5.071      5.90      5.071      5.90        5.071     5.90
   100-00         5.050       5.91       5.050      5.90        5.050      5.90      5.050      5.90        5.050     5.90
   100-04         5.029       5.91       5.029      5.90        5.029      5.90      5.029      5.90        5.029     5.90
   100-08         5.008       5.91       5.008      5.91        5.008      5.91      5.008      5.90        5.008     5.91
   100-12         4.987       5.91       4.987      5.91        4.987      5.91      4.987      5.91        4.987     5.91
   100-16         4.966       5.91       4.966      5.91        4.966      5.91      4.966      5.91        4.966     5.91
   100-20         4.945       5.92       4.945      5.91        4.945      5.91      4.945      5.91        4.945     5.91
   100-24         4.924       5.92       4.924      5.91        4.924      5.91      4.924      5.91        4.924     5.91
   100-28         4.903       5.92       4.903      5.92        4.903      5.91      4.903      5.91        4.903     5.91
   101-00         4.882       5.92       4.882      5.92        4.882      5.92      4.882      5.91        4.882     5.92
   101-04         4.861       5.92       4.861      5.92        4.861      5.92      4.861      5.92        4.861     5.92

WEIGHTED AVERAGE
LIFE (YRS.)               7.25                    7.25                  7.24                 7.24                  7.24

FIRST PRINCIPAL
PAYMENT DATE           4/15/2010                4/15/2010            4/15/2010             4/15/2010             4/15/2010

LAST PRINCIPAL
PAYMENT DATE           12/15/2014              10/15/2014            10/15/2014           10/15/2014             8/15/2014

                                                                                                                    ANNEX C-1-6

                     WEIGHTED AVERAGE LIFE, FIRST PRINCIPAL PAYMENT DATE, LAST PRINCIPAL PAYMENT DATE,
                         PRE-TAX YIELD TO MATURITY AND MODIFIED DURATION OF CLASS A-5 CERTIFICATES

                         0% CPR DURING LOP, YMP, OR DECLINING PREMIUM - OTHERWISE AT INDICATED CPR
-------------------------------------------------------------------------------------------------------------------------------

PRICE (32NDS)           0% CPR                25% CPR                 50% CPR              75% CPR                100% CPR
-------------    --------------------   -------------------    --------------------   -------------------    ------------------
                   CBE      Modified      CBE     Modified       CBE      Modified      CBE     Modified       CBE     Modified
                  Yield     Duration     Yield    Duration      Yield     Duration     Yield    Duration      Yield    Duration
                   (%)      (Years)       (%)      (Years)       (%)      (Years)       (%)      (Years)       (%)      (Years)
                 --------------------   -------------------    --------------------   -------------------    ------------------

    99-28         5.215       7.53       5.215      7.52        5.215       7.50       5.215      7.48        5.215      7.35
   100-00         5.198       7.53       5.198      7.52        5.198       7.50       5.198      7.48        5.198      7.35
   100-04         5.181       7.53       5.181      7.52        5.181       7.50       5.181      7.48        5.181      7.35
   100-08         5.165       7.53       5.165      7.52        5.165       7.51       5.165      7.48        5.164      7.36
   100-12         5.148       7.54       5.148      7.52        5.148       7.51       5.148      7.49        5.147      7.36
   100-16         5.132       7.54       5.132      7.53        5.132       7.51       5.131      7.49        5.130      7.36
   100-20         5.115       7.54       5.115      7.53        5.115       7.51       5.115      7.49        5.113      7.36
   100-24         5.099       7.54       5.099      7.53        5.099       7.52       5.098      7.49        5.096      7.37
   100-28         5.083       7.54       5.082      7.53        5.082       7.52       5.082      7.49        5.080      7.37
   101-00         5.066       7.55       5.066      7.53        5.066       7.52       5.065      7.50        5.063      7.37
   101-04         5.050       7.55       5.050      7.54        5.049       7.52       5.049      7.50        5.046      7.37

WEIGHTED AVERAGE
LIFE (YRS.)                9.82                  9.80                    9.78                  9.74                   9.53

FIRST PRINCIPAL
PAYMENT DATE            12/15/2014            10/15/2014              10/15/2014            10/15/2014              8/15/2014

LAST PRINCIPAL
PAYMENT DATE            3/15/2015              3/15/2015              3/15/2015              3/15/2015             12/15/2014

                                                                                                                         ANNEX C-1-7

                         WEIGHTED AVERAGE LIFE, FIRST PRINCIPAL PAYMENT DATE, LAST PRINCIPAL PAYMENT DATE,
                             PRE-TAX YIELD TO MATURITY AND MODIFIED DURATION OF CLASS A-J CERTIFICATES

                             0% CPR DURING LOP, YMP, OR DECLINING PREMIUM - OTHERWISE AT INDICATED CPR
------------------------------------------------------------------------------------------------------------------------------------

PRICE (32NDS)           0% CPR                  25% CPR                  50% CPR               75% CPR                 100% CPR
-------------    ---------------------   --------------------    ---------------------   --------------------    -------------------
                   CBE        Modified     CBE       Modified      CBE        Modified     CBE       Modified      CBE      Modified
                  Yield       Duration    Yield      Duration     Yield       Duration    Yield      Duration     Yield     Duration
                   (%)        (Years)      (%)        (Years)      (%)        (Years)      (%)        (Years)      (%)       (Years)
                 ---------------------   --------------------    ---------------------   --------------------    -------------------

    99-28         5.271         7.59      5.271        7.58       5.271         7.56      5.271        7.55       5.271       7.47
   100-00         5.254         7.59      5.254        7.58       5.254         7.56      5.254        7.56       5.254       7.47
   100-04         5.238         7.60      5.238        7.58       5.238         7.57      5.238        7.56       5.237       7.47
   100-08         5.221         7.60      5.221        7.59       5.221         7.57      5.221        7.56       5.221       7.47
   100-12         5.205         7.60      5.205        7.59       5.205         7.57      5.205        7.56       5.204       7.48
   100-16         5.189         7.60      5.188        7.59       5.188         7.57      5.188        7.56       5.187       7.48
   100-20         5.172         7.60      5.172        7.59       5.172         7.58      5.172        7.57       5.171       7.48
   100-24         5.156         7.61      5.156        7.59       5.156         7.58      5.155        7.57       5.154       7.48
   100-28         5.140         7.61      5.139        7.60       5.139         7.58      5.139        7.57       5.138       7.48
   101-00         5.123         7.61      5.123        7.60       5.123         7.58      5.123        7.57       5.121       7.49
   101-04         5.107         7.61      5.107        7.60       5.107         7.58      5.106        7.57       5.105       7.49

WEIGHTED AVERAGE
LIFE (YRS.)                9.97                  9.95                      9.92                   9.90                    9.76

FIRST PRINCIPAL
PAYMENT DATE            3/15/2015              3/15/2015                3/15/2015               3/15/2015              12/15/2014

LAST PRINCIPAL
PAYMENT DATE            4/15/2015              4/15/2015                4/15/2015               3/15/2015               2/15/2015

                                                                                                                         ANNEX C-1-8

                    WEIGHTED AVERAGE LIFE, FIRST PRINCIPAL PAYMENT DATE, LAST PRINCIPAL PAYMENT DATE,
                         PRE-TAX YIELD TO MATURITY AND MODIFIED DURATION OF CLASS B CERTIFICATES

                        0% CPR DURING LOP, YMP, OR DECLINING PREMIUM - OTHERWISE AT INDICATED CPR
------------------------------------------------------------------------------------------------------------------------------------

PRICE (32NDS)            0% CPR                 25% CPR                 50% CPR              75% CPR                 100% CPR
-------------    ---------------------   ---------------------    ------------------   -------------------    ---------------------
                   CBE        Modified      CBE       Modified     CBE      Modified    CBE       Modified       CBE       Modified
                  Yield       Duration     Yield      Duration    Yield     Duration   Yield      Duration      Yield      Duration
                   (%)        (Years)       (%)        (Years)     (%)      (Years)     (%)        (Years)       (%)        (Years)
                 ---------------------   ---------------------    ------------------   -------------------    ---------------------

   99-28          5.301         7.60       5.302        7.60      5.302       7.60     5.301        7.56        5.305        7.51
  100-00          5.285         7.61       5.285        7.61      5.286       7.61     5.285        7.56        5.288        7.51
  100-04          5.269         7.61       5.269        7.61      5.269       7.61     5.268        7.56        5.272        7.51
  100-08          5.252         7.61       5.252        7.61      5.253       7.61     5.252        7.56        5.255        7.51
  100-12          5.236         7.61       5.236        7.61      5.237       7.61     5.235        7.56        5.239        7.51
  100-16          5.220         7.62       5.220        7.62      5.220       7.62     5.219        7.57        5.222        7.52
  100-20          5.203         7.62       5.203        7.62      5.204       7.62     5.202        7.57        5.206        7.52
  100-24          5.187         7.62       5.187        7.62      5.188       7.62     5.186        7.57        5.189        7.52
  100-28          5.171         7.62       5.171        7.62      5.171       7.62     5.170        7.57        5.173        7.52
  101-00          5.154         7.62       5.155        7.62      5.155       7.62     5.153        7.58        5.156        7.52
  101-04          5.138         7.63       5.138        7.63      5.139       7.63     5.137        7.58        5.140        7.53

WEIGHTED AVERAGE
LIFE (YRS.)                9.99                   9.99                    9.99                 9.90                    9.82

FIRST PRINCIPAL
PAYMENT DATE            4/15/2015               4/15/2015              4/15/2015             3/15/2015               2/15/2015

LAST PRINCIPAL
PAYMENT DATE            4/15/2015               4/15/2015              4/15/2015             3/15/2015               2/15/2015

                                                                                                                         ANNEX C-1-9

                    WEIGHTED AVERAGE LIFE, FIRST PRINCIPAL PAYMENT DATE, LAST PRINCIPAL PAYMENT DATE,
                         PRE-TAX YIELD TO MATURITY AND MODIFIED DURATION OF CLASS C CERTIFICATES

                        0% CPR DURING LOP, YMP, OR DECLINING PREMIUM - OTHERWISE AT INDICATED CPR
------------------------------------------------------------------------------------------------------------------------------------

PRICE (32NDS)           0% CPR                 25% CPR                  50% CPR                75% CPR                100% CPR
-------------    ---------------------   --------------------    ---------------------   --------------------   --------------------
                   CBE        Modified     CBE       Modified      CBE        Modified     CBE       Modified     CBE       Modified
                  Yield       Duration    Yield      Duration     Yield       Duration    Yield      Duration    Yield      Duration
                   (%)        (Years)      (%)        (Years)      (%)        (Years)      (%)        (Years)     (%)        (Years)
                 ---------------------   --------------------    ---------------------   --------------------   --------------------

    99-28         5.321         7.60      5.321        7.60       5.321         7.60      5.321        7.57      5.324        7.50
   100-00         5.304         7.60      5.305        7.60       5.305         7.60      5.305        7.57      5.308        7.50
   100-04         5.288         7.60      5.288        7.60       5.289         7.60      5.288        7.58      5.291        7.50
   100-08         5.272         7.60      5.272        7.60       5.272         7.60      5.272        7.58      5.274        7.50
   100-12         5.255         7.61      5.255        7.61       5.256         7.61      5.256        7.58      5.258        7.51
   100-16         5.239         7.61      5.239        7.61       5.240         7.61      5.239        7.58      5.241        7.51
   100-20         5.223         7.61      5.223        7.61       5.223         7.61      5.223        7.58      5.225        7.51
   100-24         5.206         7.61      5.206        7.61       5.207         7.61      5.207        7.59      5.208        7.51
   100-28         5.190         7.61      5.190        7.61       5.191         7.61      5.190        7.59      5.192        7.52
   101-00         5.174         7.62      5.174        7.62       5.174         7.62      5.174        7.59      5.175        7.52
   101-04         5.157         7.62      5.158        7.62       5.158         7.62      5.158        7.59      5.159        7.52

WEIGHTED AVERAGE
LIFE (YRS.)                9.99                  9.99                     9.99                   9.94                   9.82

FIRST PRINCIPAL
PAYMENT DATE            4/15/2015              4/15/2015               4/15/2015               3/15/2015              2/15/2015

LAST PRINCIPAL
PAYMENT DATE            4/15/2015              4/15/2015               4/15/2015               4/15/2015              2/15/2015

                                                                                                                        ANNEX C-1-10

                    WEIGHTED AVERAGE LIFE, FIRST PRINCIPAL PAYMENT DATE, LAST PRINCIPAL PAYMENT DATE,
                         PRE-TAX YIELD TO MATURITY AND MODIFIED DURATION OF CLASS D CERTIFICATES

                        0% CPR DURING LOP, YMP, OR DECLINING PREMIUM - OTHERWISE AT INDICATED CPR
------------------------------------------------------------------------------------------------------------------------------------

PRICE (32NDS)           0% CPR                  25% CPR                   50% CPR              75% CPR                100% CPR
-------------    ---------------------   ---------------------    ---------------------   -------------------    -------------------
                   CBE        Modified      CBE       Modified      CBE        Modified    CBE       Modified     CBE       Modified
                  Yield       Duration     Yield      Duration     Yield       Duration   Yield      Duration    Yield      Duration
                   (%)        (Years)       (%)        (Years)      (%)        (Years)     (%)        (Years)     (%)        (Years)
                 ---------------------   ---------------------    ---------------------   -------------------    -------------------

    99-28         5.362         7.58       5.362        7.58       5.362         7.58     5.363        7.58      5.365        7.48
   100-00         5.345         7.58       5.345        7.58       5.346         7.58     5.347        7.58      5.348        7.49
   100-04         5.329         7.59       5.329        7.59       5.329         7.59     5.330        7.59      5.332        7.49
   100-08         5.312         7.59       5.312        7.59       5.313         7.59     5.314        7.59      5.315        7.49
   100-12         5.296         7.59       5.296        7.59       5.296         7.59     5.297        7.59      5.299        7.49
   100-16         5.279         7.59       5.280        7.59       5.280         7.59     5.281        7.59      5.282        7.49
   100-20         5.263         7.60       5.263        7.60       5.264         7.60     5.265        7.59      5.265        7.50
   100-24         5.247         7.60       5.247        7.60       5.247         7.60     5.248        7.60      5.249        7.50
   100-28         5.230         7.60       5.231        7.60       5.231         7.60     5.232        7.60      5.232        7.50
   101-00         5.214         7.60       5.214        7.60       5.215         7.60     5.216        7.60      5.216        7.50
   101-04         5.198         7.60       5.198        7.60       5.199         7.60     5.200        7.60      5.199        7.51

WEIGHTED AVERAGE
LIFE (YRS.)               9.99                    9.99                      9.99                  9.99                  9.82

FIRST PRINCIPAL
PAYMENT DATE           4/15/2015                4/15/2015                4/15/2015              4/15/2015             2/15/2015

LAST PRINCIPAL
PAYMENT DATE           4/15/2015                4/15/2015                4/15/2015              4/15/2015             2/15/2015

                                                                                                                       ANNEX C-1-11

                    WEIGHTED AVERAGE LIFE, FIRST PRINCIPAL PAYMENT DATE, LAST PRINCIPAL PAYMENT DATE,
                         PRE-TAX YIELD TO MATURITY AND MODIFIED DURATION OF CLASS E CERTIFICATES

                        0% CPR DURING LOP, YMP, OR DECLINING PREMIUM - OTHERWISE AT INDICATED CPR
-----------------------------------------------------------------------------------------------------------------------------------

PRICE (32NDS)          0% CPR               25% CPR                  50% CPR                75% CPR                  100% CPR
-------------    ------------------   -------------------    ---------------------   ---------------------    ---------------------
                   CBE     Modified      CBE     Modified      CBE        Modified      CBE       Modified       CBE       Modified
                  Yield    Duration     Yield    Duration     Yield       Duration     Yield      Duration      Yield      Duration
                   (%)     (Years)       (%)      (Years)      (%)        (Years)       (%)        (Years)       (%)        (Years)
                 ------------------   -------------------    ---------------------   ---------------------    ---------------------

    99-28         5.432      7.56       5.432      7.56       5.433         7.56       5.433        7.56        5.435        7.46
   100-00         5.415      7.56       5.416      7.56       5.416         7.56       5.417        7.56        5.419        7.46
   100-04         5.399      7.56       5.399      7.56       5.400         7.56       5.400        7.56        5.402        7.46
   100-08         5.382      7.56       5.383      7.56       5.383         7.56       5.384        7.56        5.385        7.46
   100-12         5.366      7.56       5.366      7.56       5.367         7.56       5.368        7.56        5.369        7.47
   100-16         5.349      7.57       5.350      7.57       5.350         7.57       5.351        7.57        5.352        7.47
   100-20         5.333      7.57       5.333      7.57       5.334         7.57       5.335        7.57        5.335        7.47
   100-24         5.317      7.57       5.317      7.57       5.317         7.57       5.318        7.57        5.319        7.47
   100-28         5.300      7.57       5.301      7.57       5.301         7.57       5.302        7.57        5.302        7.48
   101-00         5.284      7.58       5.284      7.58       5.285         7.58       5.286        7.58        5.286        7.48
   101-04         5.268      7.58       5.268      7.58       5.268         7.58       5.269        7.58        5.269        7.48

WEIGHTED AVERAGE
LIFE (YRS.)               9.99                 9.99                   9.99                     9.99                     9.82

FIRST PRINCIPAL
PAYMENT DATE           4/15/2015             4/15/2015             4/15/2015                 4/15/2015                2/15/2015

LAST PRINCIPAL
PAYMENT DATE           4/15/2015             4/15/2015             4/15/2015                 4/15/2015                2/15/2015

                                                                                                                        ANNEX C-1-12

                       PRE-TAX YIELD TO MATURITY AND MODIFIED DURATION OF CLASS X-CP CERTIFICATES

                        0% CPR DURING LOP, YMP, OR DECLINING PREMIUM - OTHERWISE AT INDICATED CPR
------------------------------------------------------------------------------------------------------------------------------------

PRICE (32NDS)         0% CPR                 25% CPR                  50% CPR                75% CPR                100% CPR
-------------    ---------------------   --------------------    ---------------------   --------------------   --------------------
                   CBE        Modified     CBE       Modified      CBE        Modified     CBE       Modified     CBE       Modified
                  Yield       Duration    Yield      Duration     Yield       Duration    Yield      Duration    Yield      Duration
                   (%)        (Years)      (%)        (Years)      (%)        (Years)      (%)        (Years)     (%)        (Years)
                 ---------------------   --------------------    ---------------------   --------------------   --------------------

     1-21         8.332         2.48      8.332        2.48       8.329         2.48      8.324        2.48      8.287        2.48
     1-22         7.587         2.51      7.586        2.51       7.584         2.51      7.579        2.51      7.542        2.51
     1-23         6.864         2.54      6.864        2.54       6.861         2.54      6.856        2.54      6.819        2.54
     1-24         6.162         2.57      6.162        2.57       6.159         2.57      6.154        2.57      6.117        2.57
     1-25         5.481         2.60      5.481        2.60       5.478         2.60      5.473        2.60      5.435        2.60
     1-26         4.819         2.63      4.819        2.63       4.816         2.63      4.811        2.63      4.773        2.63
     1-27         4.175         2.66      4.175        2.66       4.172         2.66      4.167        2.66      4.129        2.66
     1-28         3.549         2.68      3.549        2.68       3.546         2.68      3.540        2.68      3.503        2.68
     1-29         2.939         2.71      2.939        2.71       2.936         2.71      2.931        2.71      2.893        2.71
     1-30         2.345         2.74      2.345        2.74       2.342         2.74      2.337        2.74      2.299        2.74
     1-31         1.767         2.77      1.766        2.77       1.764         2.77      1.758        2.77      1.720        2.77

                                   ANNEX C-2
                                DECREMENT TABLES

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                                                     ANNEX C-2-1

    PERCENTAGES OF THE INITIAL CERTIFICATE BALANCE OF THE CLASS A-1 CERTIFICATES

                                                            0% CPR DURING LOP, YMP OR DECLINING PREMIUM -
                                                                     OTHERWISE AT INDICATED CPR
                                    ----------------------------------------------------------------------------------------------
DISTRIBUTION DATE                       0% CPR              25% CPR             50% CPR            75% CPR            100% CPR
-----------------------             --------------      --------------      --------------     ---------------     ---------------

Initial Percentage .................     100%               100%               100%               100%               100%
April 2006 .........................      85                  85                  85                  85                  85
April 2007 .........................      68                  68                  68                  68                  68
April 2008 .........................      48                  48                  48                  48                  48
April 2009 .........................      23                  23                  23                  23                  23
April 2010 and thereafter ..........       0                   0                   0                   0                   0

Weighted Average Life (in years) ...    2.77                2.75                2.75                2.75                2.75

                                                                     ANNEX C-2-2

    PERCENTAGES OF THE INITIAL CERTIFICATE BALANCE OF THE CLASS A-2 CERTIFICATES

                                                            0% CPR DURING LOP, YMP OR DECLINING PREMIUM -
                                                                  OTHERWISE AT INDICATED CPR
                                    ----------------------------------------------------------------------------------------------
DISTRIBUTION DATE                       0% CPR              25% CPR             50% CPR            75% CPR            100% CPR
-----------------------             --------------      --------------      --------------     ---------------     ---------------

Initial Percentage .................     100%               100%               100%               100%               100%
April 2006 .........................     100                 100                 100                 100                 100
April 2007 .........................     100                 100                 100                 100                 100
April 2008 .........................     100                 100                 100                 100                 100
April 2009 .........................     100                 100                 100                 100                 100
April 2010 and thereafter ..........       0                   0                   0                   0                   0

Weighted Average Life (in years) ...    4.92                4.91                4.88                4.84                4.56

                                                                     ANNEX C-2-3

    PERCENTAGES OF THE INITIAL CERTIFICATE BALANCE OF THE CLASS A-3 CERTIFICATES

                                                            0% CPR DURING LOP, YMP OR DECLINING PREMIUM -
                                                                  OTHERWISE AT INDICATED CPR
                                    ----------------------------------------------------------------------------------------------
DISTRIBUTION DATE                       0% CPR              25% CPR             50% CPR            75% CPR            100% CPR
-----------------------             --------------      --------------      --------------     ---------------     ---------------

Initial Percentage .................     100%               100%               100%               100%               100%
April 2006 .........................     100                 100                 100                 100                 100
April 2007 .........................     100                 100                 100                 100                 100
April 2008 .........................     100                 100                 100                 100                 100
April 2009 .........................     100                 100                 100                 100                 100
April 2010 .........................     100                 100                 100                 100                 100
April 2011 and thereafter ..........       0                   0                   0                   0                   0

Weighted Average Life (in years) ...    5.74                5.72                5.71                5.68                5.49

                                                                     ANNEX C-2-4

    PERCENTAGES OF THE INITIAL CERTIFICATE BALANCE OF THE CLASS A-4 CERTIFICATES

                                                            0% CPR DURING LOP, YMP OR DECLINING PREMIUM -
                                                                  OTHERWISE AT INDICATED CPR
                                    ----------------------------------------------------------------------------------------------
DISTRIBUTION DATE                       0% CPR              25% CPR             50% CPR            75% CPR            100% CPR
-----------------------             --------------      --------------      --------------     ---------------     ---------------

Initial Percentage .................     100%               100%               100%               100%               100%
April 2006 .........................     100                 100                 100                 100                 100
April 2007 .........................     100                 100                 100                 100                 100
April 2008 .........................     100                 100                 100                 100                 100
April 2009 .........................     100                 100                 100                 100                 100
April 2010 .........................     100                 100                 100                 100                 100
April 2011 .........................     100                 100                 100                 100                 100
April 2012 and thereafter ..........       0                   0                   0                   0                   0

Weighted Average Life (in years) ...    6.91                6.89                6.87                6.84                6.61

                                                                     ANNEX C-2-5

   PERCENTAGES OF THE INITIAL CERTIFICATE BALANCE OF THE CLASS A-AB CERTIFICATES

                                                            0% CPR DURING LOP, YMP OR DECLINING PREMIUM -
                                                                  OTHERWISE AT INDICATED CPR
                                    ----------------------------------------------------------------------------------------------
DISTRIBUTION DATE                       0% CPR              25% CPR             50% CPR            75% CPR            100% CPR
-----------------------             --------------      --------------      --------------     ---------------     ---------------

Initial Percentage .................     100%               100%               100%               100%               100%
April 2006 .........................     100                 100                 100                 100                 100
April 2007 .........................     100                 100                 100                 100                 100
April 2008 .........................     100                 100                 100                 100                 100
April 2009 .........................     100                 100                 100                 100                 100
April 2010 .........................      99                  99                  99                  99                  99
April 2011 .........................      73                  73                  73                  73                  74
April 2012 .........................      53                  53                  53                  53                  53
April 2013 .........................      35                  35                  35                  35                  35
April 2014 .........................      16                  16                  16                  16                  16
April 2015 and thereafter ..........       0                   0                   0                   0                   0

Weighted Average Life (in years) ...    7.25                7.25                7.24                7.24                7.24

                                                                     ANNEX C-2-6

    PERCENTAGES OF THE INITIAL CERTIFICATE BALANCE OF THE CLASS A-5 CERTIFICATES

                                                            0% CPR DURING LOP, YMP OR DECLINING PREMIUM -
                                                                  OTHERWISE AT INDICATED CPR
                                    ----------------------------------------------------------------------------------------------
DISTRIBUTION DATE                       0% CPR              25% CPR             50% CPR            75% CPR            100% CPR
-----------------------             --------------      --------------      --------------     ---------------     ---------------

Initial Percentage .................     100%               100%               100%               100%               100%
April 2006 .........................     100                 100                 100                 100                 100
April 2007 .........................     100                 100                 100                 100                 100
April 2008 .........................     100                 100                 100                 100                 100
April 2009 .........................     100                 100                 100                 100                 100
April 2010 .........................     100                 100                 100                 100                 100
April 2011 .........................     100                 100                 100                 100                 100
April 2012 .........................     100                 100                 100                 100                 100
April 2013 .........................     100                 100                 100                 100                 100
April 2014 .........................     100                 100                 100                 100                 100
April 2015 and thereafter ..........       0                   0                   0                   0                   0

Weighted Average Life (in years) ...    9.82                9.80                9.78                9.74                9.53

                                                                     ANNEX C-2-7

    PERCENTAGES OF THE INITIAL CERTIFICATE BALANCE OF THE CLASS A-J CERTIFICATES

                                                            0% CPR DURING LOP, YMP OR DECLINING PREMIUM -
                                                                  OTHERWISE AT INDICATED CPR
                                    ----------------------------------------------------------------------------------------------
DISTRIBUTION DATE                       0% CPR              25% CPR             50% CPR            75% CPR            100% CPR
-----------------------             --------------      --------------      --------------     ---------------     ---------------

Initial Percentage .................     100%               100%               100%               100%               100%
April 2006 .........................     100                 100                 100                 100                 100
April 2007 .........................     100                 100                 100                 100                 100
April 2008 .........................     100                 100                 100                 100                 100
April 2009 .........................     100                 100                 100                 100                 100
April 2010 .........................     100                 100                 100                 100                 100
April 2011 .........................     100                 100                 100                 100                 100
April 2012 .........................     100                 100                 100                 100                 100
April 2013 .........................     100                 100                 100                 100                 100
April 2014 .........................     100                 100                 100                 100                 100
April 2015 and thereafter ..........       0                   0                   0                   0                   0

Weighted Average Life (in years) ...    9.97                9.95                9.92                9.90                9.76

                                                                     ANNEX C-2-8

      PERCENTAGES OF THE INITIAL CERTIFICATE BALANCE OF THE CLASS B CERTIFICATES

                                                            0% CPR DURING LOP, YMP OR DECLINING PREMIUM -
                                                                  OTHERWISE AT INDICATED CPR
                                    ----------------------------------------------------------------------------------------------
DISTRIBUTION DATE                       0% CPR              25% CPR             50% CPR            75% CPR            100% CPR
-----------------------             --------------      --------------      --------------     ---------------     ---------------

Initial Percentage .................     100%               100%               100%               100%               100%
April 2006 .........................     100                 100                 100                 100                 100
April 2007 .........................     100                 100                 100                 100                 100
April 2008 .........................     100                 100                 100                 100                 100
April 2009 .........................     100                 100                 100                 100                 100
April 2010 .........................     100                 100                 100                 100                 100
April 2011 .........................     100                 100                 100                 100                 100
April 2012 .........................     100                 100                 100                 100                 100
April 2013 .........................     100                 100                 100                 100                 100
April 2014 .........................     100                 100                 100                 100                 100
April 2015 and thereafter ..........       0                   0                   0                   0                   0

Weighted Average Life (in years) ...    9.99                9.99                9.99                9.90                9.82

                                                                     ANNEX C-2-9

      PERCENTAGES OF THE INITIAL CERTIFICATE BALANCE OF THE CLASS C CERTIFICATES

                                                            0% CPR DURING LOP, YMP OR DECLINING PREMIUM -
                                                                  OTHERWISE AT INDICATED CPR
                                    ----------------------------------------------------------------------------------------------
DISTRIBUTION DATE                       0% CPR              25% CPR             50% CPR            75% CPR            100% CPR
-----------------------             --------------      --------------      --------------     ---------------     ---------------

Initial Percentage .................     100%               100%               100%               100%               100%
April 2006 .........................     100                 100                 100                 100                 100
April 2007 .........................     100                 100                 100                 100                 100
April 2008 .........................     100                 100                 100                 100                 100
April 2009 .........................     100                 100                 100                 100                 100
April 2010 .........................     100                 100                 100                 100                 100
April 2011 .........................     100                 100                 100                 100                 100
April 2012 .........................     100                 100                 100                 100                 100
April 2013 .........................     100                 100                 100                 100                 100
April 2014 .........................     100                 100                 100                 100                 100
April 2015 and thereafter ..........       0                   0                   0                   0                   0

Weighted Average Life (in years) ...    9.99                9.99                9.99                9.94                9.82

                                                                    ANNEX C-2-10

      PERCENTAGES OF THE INITIAL CERTIFICATE BALANCE OF THE CLASS D CERTIFICATES

                                                            0% CPR DURING LOP, YMP OR DECLINING PREMIUM -
                                                                  OTHERWISE AT INDICATED CPR
                                    ----------------------------------------------------------------------------------------------
DISTRIBUTION DATE                       0% CPR              25% CPR             50% CPR            75% CPR            100% CPR
-----------------------             --------------      --------------      --------------     ---------------     ---------------

Initial Percentage .................     100%               100%               100%               100%               100%
April 2006 .........................     100                 100                 100                 100                 100
April 2007 .........................     100                 100                 100                 100                 100
April 2008 .........................     100                 100                 100                 100                 100
April 2009 .........................     100                 100                 100                 100                 100
April 2010 .........................     100                 100                 100                 100                 100
April 2011 .........................     100                 100                 100                 100                 100
April 2012 .........................     100                 100                 100                 100                 100
April 2013 .........................     100                 100                 100                 100                 100
April 2014 .........................     100                 100                 100                 100                 100
April 2015 and thereafter ..........       0                   0                   0                   0                   0

Weighted Average Life (in years) ...    9.99                9.99                9.99                9.99                9.82

                                                                    ANNEX C-2-11

      PERCENTAGES OF THE INITIAL CERTIFICATE BALANCE OF THE CLASS E CERTIFICATES

                                                            0% CPR DURING LOP, YMP OR DECLINING PREMIUM -
                                                                  OTHERWISE AT INDICATED CPR
                                    ----------------------------------------------------------------------------------------------
DISTRIBUTION DATE                       0% CPR              25% CPR             50% CPR            75% CPR            100% CPR
-----------------------             --------------      --------------      --------------     ---------------     ---------------

Initial Percentage .................     100%               100%               100%               100%               100%
April 2006 .........................     100                 100                 100                 100                 100
April 2007 .........................     100                 100                 100                 100                 100
April 2008 .........................     100                 100                 100                 100                 100
April 2009 .........................     100                 100                 100                 100                 100
April 2010 .........................     100                 100                 100                 100                 100
April 2011 .........................     100                 100                 100                 100                 100
April 2012 .........................     100                 100                 100                 100                 100
April 2013 .........................     100                 100                 100                 100                 100
April 2014 .........................     100                 100                 100                 100                 100
April 2015 and thereafter ..........       0                   0                   0                   0                   0

Weighted Average Life (in years) ...    9.99                9.99                9.99                9.99                9.82

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                    ANNEX D
                      FORM OF DISTRIBUTION DATE STATEMENT

                    [THIS PAGE INTENTIONALLY LEFT BLANK.]

ABN AMRO                                         LB-UBS COMMERCIAL MORTGAGE TRUST                 Statement Date:       05/17/2005
LaSalle Bank N.A.                          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES          Payment Date:         05/17/2005
135 S. LaSalle Street Suite 1625                        SERIES 2005-C2                            Prior Payment:               N/A
Chicago, IL   60603                                                                               Next Payment:         06/17/2005
                                                                                                  Record Date:          04/xx/2005
                                                       ABN AMRO ACCT: XX-XXXX-XX-X
Administrator:                                                                                    Analyst:
                                                   REPORTING PACKAGE TABLE OF CONTENTS
====================================================================================================================================

===============================   =======================================================  =========================================
                                |                                                Page(s) |  Closing Date:                 04/xx/2005
Issue Id:              LUBS05C2 | REMIC Certificate Report                               |  First Payment Date:           05/17/2005
Monthly Data File Name:         | Bond Interest Reconciliation                           |  Assumed Final Payment Date:   XX/XX/XXXX
          LUBS05C2_YYYYMM_3.zip | Cash Reconciliation Summary                            |  ========================================
=============================== | 15 Month Historical Loan Status Summary                |
                                | 15 Month Historical Payoff/Loss Summary                |
                                | Historical Collateral Level Prepayment Report          |
                                | Delinquent Loan Detail                                 |
                                | Mortgage Loan Characteristics                          |
                                | Loan Level Detail                                      |
                                | Specially Serviced Report                              |
                                | Modified Loan Detail                                   |
                                | Realized Loss Detail                                   |
                                | Appraisal Reduction Detail                             |
===============================   =======================================================  =========================================

====================================================================================================================================
                                                     PARTIES TO THE TRANSACTION
------------------------------------------------------------------------------------------------------------------------------------
                                        DEPOSITOR: Structured Asset Securities Corporation II
                                        UNDERWRITER: Lehman Brothers Inc./UBS Securities LLC
                                                    MASTER SERVICER: Wells Fargo
                                                      SPECIAL SERVICER: Lennar
                                           RATING AGENCY: Fitch / Moody's Ratings Services

====================================================================================================================================

====================================================================================================================================
                                 INFORMATION IS AVAILABLE FOR THIS ISSUE FROM THE FOLLOWING SOURCES
------------------------------------------------------------------------------------------------------------------------------------
                                LaSalle Web Site                                    www.etrustee.net
                                Servicer Website
                                LaSalle Factor Line                                   (800) 246-5761
====================================================================================================================================

03/29/2005 - 09:05 (MXXX-MXXX)  (C) 2000  LaSalle Bank N.A.

ABN AMRO
LaSalle Bank N.A.
                                                 LB-UBS COMMERCIAL MORTGAGE TRUST                 Statement Date:       05/17/2005
WAC:                                       COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES          Payment Date:         05/17/2005
WA Life Term:                                           SERIES 2005-C2                            Prior Payment:               N/A
WA Amort Term:                                                                                    Next Payment:         06/17/2005
Current Index:                                                                                    Record Date:          04/xx/2005
Next Index:                                            ABN AMRO ACCT: XX-XXXX-XX-X

                                                        REMIC CERTIFICATE REPORT

===================================================================================================================================
          ORIGINAL    |  OPENING     PRINCIPAL    PRINCIPAL       NEGATIVE   |   CLOSING    INTEREST      INTEREST     PASS-THROUGH
 CLASS  FACE VALUE (1)|  BALANCE      PAYMENT    ADJ. OR LOSS   AMORTIZATION |   BALANCE   PAYMENT (2)   ADJUSTMENT        RATE
 CUSIP    Per 1,000   | Per 1,000    Per 1,000    Per 1,000       Per 1,000  |  Per 1,000   Per 1,000    Per 1,000     Next Rate (3)
----------------------|------------------------------------------------------|------------------------------------------------------

                      |                                                      |
                      |                                                      |
                      |                                                      |
                      |                                                      |
                      |                                                      |
                      |                                                      |
                      |                                                      |
------------------------------------------------------------------------------------------------------------------------------------
             0.00           0.00          0.00        0.00           0.00            0.00         0.00      0.00
====================================================================================================================================
                                                                               Total P&I Payment  0.00
                                                                               ========================

Notes:  (1) N denotes notional balance not included in total
        (2) Accrued Interest plus/minus Interest Adjustment minus Deferred
            Interest equals Interest Payment
        (3) Estimated

03/29/2005 - 09:05 (MXXX-MXXX)  (C) 2000  LaSalle Bank N.A.

ABN AMRO                                          LB-UBS COMMERCIAL MORTGAGE TRUST                Statement Date:       05/17/2005
LaSalle Bank N.A.                          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES          Payment Date:         05/17/2005
                                                       SERIES 2005-C2                             Prior Payment:               N/A
                                                                                                  Next Payment:         06/17/2005
                                                                                                  Record Date:          04/xx/2005
                                                   ABN AMRO ACCT: XX-XXXX-XX-X

                                                  BOND INTEREST RECONCILIATION

================================================================
         |                   |                 |
         |                   |                 |
         |     Accrual       |                 |     Accrued
         |  -------------    |    Pass Thru    |   Certificate
  Class  |   Method  Days    |       Rate      |     Interest
---------|-------------------|-----------------|----------------
         |                   |                 |
         |                   |                 |
         |                   |                 |
         |                   |                 |
         |                   |                 |
         |                   |                 |
         |                   |                 |
         |                   |                 |
         |                   |                 |
         |                   |                 |
         |                   |                 |
         |                   |                 |
         |                   |                 |
         |                   |                 |
         |                   |                 |
         |                   |                 |
         |                   |                 |
         |                   |                 |
         |                   |                 |
         |                   |                 |
         |                   |                 |
         |                   |                 |
         |                   |                 |
         |                   |                 |
         |                   |                 |
         |                   |                 |
         |                   |                 |
         |                   |                 |
         |                   |                 |    ----------
         |                   |                 |        0.00
===============================================================

========================================================================================================
                Deductions               |                         Additions
-----------------------------------------|--------------------------------------------------------------
               Deferred &                |     Prior         Int Accrual        Prepay-        Other
 Allocable     Accretion       Interest  |   Int. Short-       on prior          ment         Interest
   PPIS         Interest       Loss/Exp  |    falls Due      Shortfall (3)     Penalties    Proceeds (1)
-----------------------------------------|--------------------------------------------------------------

           |               |             |               |                 |              |
           |               |             |               |                 |              |
           |               |             |               |                 |              |
           |               |             |               |                 |              |
           |               |             |               |                 |              |
           |               |             |               |                 |              |
           |               |             |               |                 |              |
           |               |             |               |                 |              |
           |               |             |               |                 |              |
           |               |             |               |                 |              |
           |               |             |               |                 |              |
           |               |             |               |                 |              |
           |               |             |               |                 |              |
           |               |             |               |                 |              |
           |               |             |               |                 |              |
           |               |             |               |                 |              |
           |               |             |               |                 |              |
           |               |             |               |                 |              |
           |               |             |               |                 |              |
           |               |             |               |                 |              |
           |               |             |               |                 |              |
           |               |             |               |                 |              |
           |               |             |               |                 |              |
           |               |             |               |                 |              |
           |               |             |               |                 |              |
           |               |             |               |                 |              |
           |               |             |               |                 |              |
           |               |             |               |                 |              |
           |               |             |               |                 |              |
--------------------------------------------------------------------------------------------------------
    0.00          0.00          0.00            0.00                                  0.00         0.00
========================================================================================================

=================================================================================
              |           |               |   Remaining  |
Distributable |Interest   | Current Period|  Outstanding |   Credit Support
 Certificate  | Payment   | (Shortfall)/  |   Interest   |-----------------------
Interest (2)  | Amount    |   Recovery    |  Shortfalls  | Original   Current (4)
---------------------------------------------------------------------------------
              |           |               |              |          |
              |           |               |              |          |
              |           |               |              |          |
              |           |               |              |          |
              |           |               |              |          |
              |           |               |              |          |
              |           |               |              |          |
              |           |               |              |          |
              |           |               |              |          |
              |           |               |              |          |
              |           |               |              |          |
              |           |               |              |          |
              |           |               |              |          |
              |           |               |              |          |
              |           |               |              |          |
              |           |               |              |          |
              |           |               |              |          |
              |           |               |              |          |
              |           |               |              |          |
              |           |               |              |          |
              |           |               |              |          |
              |           |               |              |          |
              |           |               |              |          |
              |           |               |              |          |
              |           |               |              |          |
              |           |               |              |          |
              |           |               |              |          |
              |           |               |              |          |
---------------------------------------------------------
         0.00      0.00                              0.00
=================================================================================

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the Distributable Interest of the bonds.
(2) Accrued - Deductions + Additional Interest.
(3) Where applicable.
(4) Determined as follows: (A) the ending balance of all the classes less (B)
    the sum of (i) the ending balance of the class and (ii) the ending balance of all classes which are not subordinate to the class divided by (A).

03/29/2005 - 09:05 (MXXX-MXXX)  (C) 2000  LaSalle Bank N.A.

ABN AMRO                                         LB-UBS COMMERCIAL MORTGAGE TRUST                 Statement Date:       05/17/2005
LaSalle Bank N.A.                          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES          Payment Date:         05/17/2005
                                                       SERIES 2005-C2                             Prior Payment:               N/A
                                                                                                  Next Payment:         06/17/2005
                                                                                                  Record Date:          04/xx/2005
                                                 ABN AMRO ACCT: XX-XXXX-XX-X

                                                 CASH RECONCILIATION SUMMARY

========================================================             ========================================================

-----------------------------------------------------                --------------------------------------------------------
         INTEREST SUMMARY                                                           PRINCIPAL SUMMARY
-----------------------------------------------------                --------------------------------------------------------
Current Scheduled Interest                                           SCHEDULED PRINCIPAL:
Less Deferred Interest                                               --------------------
Less PPIS Reducing Scheduled Int                                     Current Scheduled Principal
Plus Gross Advance Interest                                          Advanced Scheduled Principal
Less ASER Interest Adv Reduction                                     --------------------------------------------------------
Less Other Interest Not Advanced                                     Scheduled Principal
Less Other Adjustment                                                --------------------------------------------------------
-----------------------------------------------------                UNSCHEDULED PRINCIPAL:
Total                                                                ----------------------
-----------------------------------------------------                Curtailments
UNSCHEDULED INTEREST:                                                Advanced Scheduled Principal
-----------------------------------------------------                Liquidation Proceeds
Prepayment Penalties                                                 Repurchase Proceeds
Yield Maintenance Penalties                                          Other Principal Proceeds
Other Interest Proceeds                                              --------------------------------------------------------
-----------------------------------------------------                Total Unscheduled Principal
Total                                                                --------------------------------------------------------
-----------------------------------------------------                Remittance Principal
Less Fees Paid to Servicer                                           --------------------------------------------------------
Less Fee Strips Paid by Servicer                                     Remittance P&I Due Trust
-----------------------------------------------------                --------------------------------------------------------
LESS FEES & EXPENSES PAID BY/TO SERVICER                             Remittance P&I Due Certs
-----------------------------------------------------                --------------------------------------------------------
Special Servicing Fees
Workout Fees
Liquidation Fees
Interest Due Serv on Advances
Non Recoverable Advances                                             --------------------------------------------------------
Misc. Fees & Expenses                                                                   POOL BALANCE SUMMARY
-----------------------------------------------------                --------------------------------------------------------
Plus Trustee Fees Paid by Servicer                                                                 Balance           Count
-----------------------------------------------------                --------------------------------------------------------
Total Unscheduled Fees & Expenses                                    Beginning Pool
-----------------------------------------------------                Scheduled Principal
Total Interest Due Trust                                             Unscheduled Principal
-----------------------------------------------------                Deferred Interest
LESS FEES & EXPENSES PAID BY/TO TRUST                                Liquidations
-----------------------------------------------------                Repurchases
Trustee Fee                                                          --------------------------------------------------------
Fee Strips                                                           Ending Pool
Misc. Fees                                                           --------------------------------------------------------
Interest Reserve Withholding
Plus Interest Reserve Deposit
-----------------------------------------------------
Total
-----------------------------------------------------
Total Interest Due Certs
-----------------------------------------------------

========================================================

-------------------------------------------------------
             SERVICING FEE SUMMARY
-------------------------------------------------------
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
-------------------------------------------------------
Total Servicing Fees
-------------------------------------------------------

-------------------------------------------------------
                   PPIS SUMMARY
-------------------------------------------------------
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
-------------------------------------------------------
PPIS Reducing Scheduled Interest
-------------------------------------------------------
PPIS Reducing Servicing Fee
-------------------------------------------------------
PPIS Due Certificate
-------------------------------------------------------

-------------------------------------------------------
      ADVANCE SUMMARY (ADVANCE MADE BY SERVICER)
-------------------------------------------------------
                           Principal         Interest
-------------------------------------------------------
Prior Outstanding
Plus Current Period
Less Recovered
Less Non Recovered
-------------------------------------------------------
Ending Outstanding
-------------------------------------------------------

03/29/2005 - 09:05 (MXXX-MXXX)  (C) 2000  LaSalle Bank N.A.

ABN AMRO                                         LB-UBS COMMERCIAL MORTGAGE TRUST                 Statement Date:       05/17/2005
LaSalle Bank N.A.                          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES          Payment Date:         05/17/2005
                                                       SERIES 2005-C2                             Prior Payment:               N/A
                                                                                                  Next Payment:         06/17/2005
                                                                                                  Record Date:          04/xx/2005
                                                 ABN AMRO ACCT: XX-XXXX-XX-X

                                   ASSET BACKED FACTS ~15 MONTH HISTORICAL LOAN STATUS SUMMARY

=================   =======================================================================================================
                                                           Delinquency Aging Categories
                    -------------------------------------------------------------------------------------------------------
 Distribution            Delinq 1 Month       Delinq 2 Months     Delinq 3+ Months      Foreclosure          REO
                    -------------------------------------------------------------------------------------------------------
     Date              #       Balance      #      Balance       #      Balance      #      Balance      #       Balance
================    =======================================================================================================

   05/17/05
----------------    -------------------------------------------------------------------------------------------------------

----------------    -------------------------------------------------------------------------------------------------------

----------------    -------------------------------------------------------------------------------------------------------

----------------    -------------------------------------------------------------------------------------------------------

----------------    -------------------------------------------------------------------------------------------------------

----------------    -------------------------------------------------------------------------------------------------------

----------------    -------------------------------------------------------------------------------------------------------

----------------    -------------------------------------------------------------------------------------------------------

----------------    -------------------------------------------------------------------------------------------------------

----------------    -------------------------------------------------------------------------------------------------------

----------------    -------------------------------------------------------------------------------------------------------

----------------    -------------------------------------------------------------------------------------------------------

----------------    -------------------------------------------------------------------------------------------------------

----------------    -------------------------------------------------------------------------------------------------------

----------------    -------------------------------------------------------------------------------------------------------

================    =======================================================================================================

===============================================================
              Special Event Categories (1)
---------------------------------------------------------------
    Modifications      Specially Serviced      Bankruptcy
---------------------------------------------------------------
   #       Balance      #      Balance       #      Balance
===============================================================

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

===============================================================

(1) Modification, Specially Serviced & Bankruptcy Totals are Included in the
    Appropriate Delinquency Aging Category.

03/29/2005 - 09:05 (MXXX-MXXX)  (C) 2000  LaSalle Bank N.A.

ABN AMRO                                         LB-UBS COMMERCIAL MORTGAGE TRUST                 Statement Date:       05/17/2005
LaSalle Bank N.A.                          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES          Payment Date:         05/17/2005
                                                       SERIES 2005-C2                             Prior Payment:               N/A
                                                                                                  Next Payment:         06/17/2005
                                                                                                  Record Date:          04/xx/2005
                                                 ABN AMRO ACCT: XX-XXXX-XX-X

                                     ASSET BACKED FACTS ~15 MONTH HISTORICAL PAYOFF/LOSS SUMMARY

====================================================================================================================================
Distribution   Ending Pool (1)       Payoffs (2)          Penalties     Appraisal Reduct. (2)  Liquidations (2)  Realized Losses (2)
            ------------------------------------------------------------------------------------------------------------------------
    Date       #       Balance     #       Balance     #      Amount      #       Balance       #      Balance      #      Amount
====================================================================================================================================

  05/17/05

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

===========================================
  Remaining Term     Curr Weighted Avg.
-------------------------------------------
  Life     Amort.    Coupon       Remit
===========================================

-------------------------------------------

-------------------------------------------

-------------------------------------------

-------------------------------------------

-------------------------------------------

-------------------------------------------

-------------------------------------------

-------------------------------------------

-------------------------------------------

-------------------------------------------

-------------------------------------------

-------------------------------------------

-------------------------------------------

-------------------------------------------

===========================================

(1) Percentage based on pool as of cutoff.
(2) Percentage based on pool as of beginning of period.

03/29/2005 - 09:05 (MXXX-MXXX)  (C) 2000  LaSalle Bank N.A.

ABN AMRO                                         LB-UBS COMMERCIAL MORTGAGE TRUST                 Statement Date:       05/17/2005
LaSalle Bank N.A.                          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES          Payment Date:         05/17/2005
                                                       SERIES 2005-C2                             Prior Payment:               N/A
                                                                                                  Next Payment:         06/17/2005
                                                                                                  Record Date:          04/xx/2005
                                                 ABN AMRO ACCT: XX-XXXX-XX-X

                                          HISTORICAL COLLATERAL LEVEL PREPAYMENT REPORT

=========================== =====================================================================
  Disclosure      Payoff        Initial                                 Payoff        Penalty
   Control #      Period        Balance               Type              Amount        Amount
--------------------------- =====================================================================

================================================================================================
                            CURRENT                                              0             0
                            CUMULATIVE
                                                                    ============================

===========================  ============================================
 Prepayment     Maturity            Property             Geographic
    Date          Date                Type                Location
===========================  ============================================

============================================================================

03/29/2005 - 09:05 (MXXX-MXXX)  (C) 2000  LaSalle Bank N.A.

ABN AMRO                                         LB-UBS COMMERCIAL MORTGAGE TRUST                 Statement Date:       05/17/2005
LaSalle Bank N.A.                          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES          Payment Date:         05/17/2005
                                                       SERIES 2005-C2                             Prior Payment:               N/A
                                                                                                  Next Payment:         06/17/2005
                                                                                                  Record Date:          04/xx/2005
                                                 ABN AMRO ACCT: XX-XXXX-XX-X

                                                      DELINQUENT LOAN DETAIL

============================================================================================================
                                         Paid                          Outstanding         Out. Property
   Disclosure                            Thru         Current P&I          P&I               Protection
    Control #                            Date           Advance         Advances**            Advances
============================================================================================================

=============================================================================================================
A.  P&I Advance - Loan in Grace Period                             1.  P&I Advance - Loan delinquent 1 month
B.  P&I Advance - Late Payment but (less than) 1 month delinq      2.  P&I Advance - Loan delinquent 2 months
=============================================================================================================

======================================================================================
                      Special
     Advance          Servicer       Foreclosure       Bankruptcy          REO
 Description (1)   Transfer Date         Date             Date             Date
======================================================================================

======================================================================================

3.  P&I Advance - Loan delinquent 3 months or More    7. P&I Advance (Foreclosure)
4.  Matured Balloon/Assumed Scheduled Payment         9. P&I Advance (REO)
5.  Prepaid in Full                                   9. REO
6.  Specially Serviced                               10. DPO
                                                     11. Modification
======================================================================================

**  Outstanding P&I Advances include the current period P&I Advance

03/29/2005 - 09:05 (MXXX-MXXX)  (C) 2000  LaSalle Bank N.A.

ABN AMRO                                         LB-UBS COMMERCIAL MORTGAGE TRUST                 Statement Date:       05/17/2005
LaSalle Bank N.A.                          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES          Payment Date:         05/17/2005
                                                       SERIES 2005-C2                             Prior Payment:               N/A
                                                                                                  Next Payment:         06/17/2005
                                                                                                  Record Date:          04/xx/2005
                                                 ABN AMRO ACCT: XX-XXXX-XX-X

                                                  MORTGAGE LOAN CHARACTERISTICS

                  DISTRIBUTION OF PRINCIPAL BALANCES
================================================================================
 Current Scheduled     # of     Scheduled     % of        Weighted Average
                                                     ---------------------------
     Balances          Loans    Balance     Balance    Term    Coupon    DSCR
================================================================================

================================================================================
                           0              0    0.00%
================================================================================
Average Scheduled Balance
Maximum Scheduled Balance
Minimum Scheduled Balance

              DISTRIBUTION OF REMAINING TERM (FULLY AMORTIZING)
===============================================================================
  Fully Amortizing    # of     Scheduled     % of         Weighted Average
                                                    ---------------------------
   Mortgage Loans     Loans    Balance     Balance    Term    Coupon    DSCR
===============================================================================

===============================================================================
                          0              0    0.00%
===============================================================================
                                             Minimum Remaining Term
                                             Maximum Remaining Term

                    DISTRIBUTION OF MORTGAGE INTEREST RATES
================================================================================
   Current Mortgage      # of    Scheduled    % of         Weighted Average
                                                     ---------------------------
    Interest Rate       Loans     Balance    Balance   Term    Coupon     DSCR
================================================================================

================================================================================
                             0             0   0.00%
================================================================================
Minimum Mortgage Interest Rate              10.0000%
Maximum Mortgage Interest Rate              10.0000%

                   DISTRIBUTION OF REMAINING TERM (BALLOON)
================================================================================
        Balloon            # of   Scheduled    % of         Weighted Average
                                                       -------------------------
    Mortgage Loans        Loans    Balance    Balance   Term   Coupon    DSCR
================================================================================
  0        to      60
 61        to      120
 121       to      180
 181       to      240
 241       to      360

================================================================================
                               0            0   0.00%
================================================================================
Minimum Remaining Term        0
Maximum Remaining Term        0

03/29/2005 - 09:05 (MXXX-MXXX)  (C) 2000  LaSalle Bank N.A.

ABN AMRO                                         LB-UBS COMMERCIAL MORTGAGE TRUST                 Statement Date:
LaSalle Bank N.A.                          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES          Payment Date:
                                                       SERIES 2005-C2                             Prior Payment:
                                                                                                  Next Payment:
                                                                                                  Record Date:
                                                 ABN AMRO ACCT: XX-XXXX-XX-X

                                                  MORTGAGE LOAN CHARACTERISTICS

                       DISTRIBUTION OF DSCR (CURRENT)
================================================================================
   Debt Service         # of     Scheduled     % of
  Coverage Ratio        Loans    Balance     Balance    WAMM     WAC      DSCR
================================================================================

================================================================================
                            0              0    0.00%
================================================================================
Maximum  DSCR               0.000
Minimum  DSCR               0.000

                      DISTRIBUTION OF DSCR (CUTOFF)
================================================================================
   Debt Service        # of     Scheduled     % of
  Coverage Ratio       Loans    Balance     Balance    WAMM     WAC      DSCR
================================================================================

================================================================================
                           0              0    0.00%
================================================================================
Maximum  DSCR            0.00
Minimum  DSCR            0.00

                         GEOGRAPHIC DISTRIBUTION
================================================================================
                       # of     Scheduled    % of
  Geographic Location  Loans     Balance    Balance   WAMM     WAC       DSCR
================================================================================

================================================================================
                                     0                 0.00%
================================================================================

03/29/2005 - 09:05 (MXXX-MXXX)  (C) 2000  LaSalle Bank N.A.

ABN AMRO                                         LB-UBS COMMERCIAL MORTGAGE TRUST                 Statement Date:
LaSalle Bank N.A.                          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES          Payment Date:
                                                       SERIES 2005-C2                             Prior Payment:
                                                                                                  Next Payment:
                                                                                                  Record Date:
                                                 ABN AMRO ACCT: XX-XXXX-XX-X

                                                  MORTGAGE LOAN CHARACTERISTICS

                    DISTRIBUTION OF PROPERTY TYPES
================================================================================
                        # of     Scheduled     % of
   Property Types       Loans    Balance     Balance    WAMM     WAC      DSCR
================================================================================

================================================================================
                            0              0    0.00%
================================================================================

                   DISTRIBUTION OF AMORTIZATION TYPE
================================================================================
                        # of     Scheduled     % of
   Amortization Type    Loans    Balance     Balance    WAMM     WAC      DSCR
================================================================================

================================================================================

================================================================================

                       DISTRIBUTION OF LOAN SEASONING
================================================================================
                      # of      Scheduled    % of
  Number of Years     Loans     Balance    Balance   WAMM     WAC       DSCR
================================================================================

================================================================================
                           0             0   0.00%
================================================================================

                  DISTRIBUTION OF YEAR LOANS MATURING
================================================================================
                     # of    Scheduled     % of
        Year        Loans     Balance     Balance    WAMM     WAC    DSCR
================================================================================
        2003
        2004
        2005
        2006
        2007
        2008
        2009
        2010
        2011
        2012
        2013
   2014 & Longer
================================================================================
                       0            0     0.00%
================================================================================

01/21/2005 - 21:27 (MXXX-MXXX)  (C) 2000  LaSalle Bank N.A.

ABN AMRO                                         LB-UBS COMMERCIAL MORTGAGE TRUST                 Statement Date:       05/17/2005
LaSalle Bank N.A.                          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES          Payment Date:         05/17/2005
                                                       SERIES 2005-C2                             Prior Payment:               N/A
                                                                                                  Next Payment:         06/17/2005
                                                                                                  Record Date:          04/xx/2005
                                                 ABN AMRO ACCT: XX-XXXX-XX-X

                                                        LOAN LEVEL DETAIL

======================================================================================================
                                                                      Operating                Ending
   Disclosure              Property                                   Statement   Maturity   Principal
   Control #     Grp         Type         State    DSCR      NOI        Date       Date       Balance
======================================================================================================

======================================================================================================
======================================================================================================
                                          W/Avg    0.00           0                                 0
======================================================================================================

================================================================================
                              Spec.       Loan

  Note      Scheduled   Mod.  Serv  ASER  Status            Prepayment
                                                 -------------------------------
  Rate         P&I      Flag  Flag  Flag  Code(1)  Amount     Penalty      Date
================================================================================

================================================================================
                   0                                   0           0
================================================================================

================================================================================
    *   NOI and DSCR, if available and reportable under the terms of the Pooling and Servicing Agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(1)   Legend:    A.  P&I Adv -  in Grace Period
                 B.  P&I Adv -  (less than) one month delinq
                 1.  P&I Adv -  delinquent 1 month
                 2.  P&I Adv -  delinquent 2 months
                 3.  P&I Adv -  delinquent 3+ months
                 4.  Mat. Balloon/Assumed  P&I
                 5.  Prepaid in Full
                 6.  Specially  Serviced
                 7.  Foreclosure
                 8.  Bankruptcy
                 9.  REO
                 10. DPO
                 11. Modification
 ===============================================================================

03/29/2005 - 09:05 (MXXX-MXXX)  (C) 2000  LaSalle Bank N.A.

ABN AMRO                                         LB-UBS COMMERCIAL MORTGAGE TRUST                 Statement Date:       05/17/2005
LaSalle Bank N.A.                          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES          Payment Date:         05/17/2005
                                                       SERIES 2005-C2                             Prior Payment:               N/A
                                                                                                  Next Payment:         06/17/2005
                                                                                                  Record Date:          04/xx/2005
                                                 ABN AMRO ACCT: XX-XXXX-XX-X

                                              SPECIALLY SERVICED (PART I) ~ LOAN DETAIL

=========================== =========== ==================================
  Disclosure    Transfer    Loan Status               Balance
                                        ----------------------------------
  Control #       Date       Code (1)      Scheduled          Actual
=========================== =========== ==================================

=========================== =========== ==================================

========================================= ================================== ====================================
  Note       Maturity    Remaining Term            Property                                             NOI
                         ----------------
  Rate         Date       Life   Amort.              Type             State       NOI        DSCR      Date
========================================= ================================== ====================================

========================================= ================================== ====================================

(1)   Legend:    A.  P&I Adv -  in Grace Period
                 B.  P&I Adv -  (less than) one month delinq
                 1.  P&I Adv -  delinquent 1 month
                 2.  P&I Adv -  delinquent 2 months
                 3.  P&I Adv -  delinquent 3+ months
                 4.  Mat. Balloon/Assumed  P&I
                 5.  Prepaid in Full
                 6.  Specially  Serviced
                 7.  Foreclosure
                 8.  Bankruptcy
                 9.  REO
                 10. DPO
                 11. Modification

03/29/2005 - 09:05 (MXXX-MXXX)  (C) 2000  LaSalle Bank N.A.

ABN AMRO                                         LB-UBS COMMERCIAL MORTGAGE TRUST                 Statement Date:       05/17/2005
LaSalle Bank N.A.                          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES          Payment Date:         05/17/2005
                                                       SERIES 2005-C2                             Prior Payment:               N/A
                                                                                                  Next Payment:         06/17/2005
                                                                                                  Record Date:          04/xx/2005
                                                 ABN AMRO ACCT: XX-XXXX-XX-X

                                  SPECIALLY SERVICED LOAN DETAIL (PART II) ~ SERVICER COMMENTS

=========================================================================================================
   Disclosure                Resolution
    Control #                 Strategy                                      Comments
=========================================================================================================

=========================================================================================================

03/29/2005 - 09:05 (MXXX-MXXX)  (C) 2000  LaSalle Bank N.A.

ABN AMRO                                         LB-UBS COMMERCIAL MORTGAGE TRUST                 Statement Date:       05/17/2005
LaSalle Bank N.A.                          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES          Payment Date:         05/17/2005
                                                       SERIES 2005-C2                             Prior Payment:               N/A
                                                                                                  Next Payment:         06/17/2005
                                                                                                  Record Date:          04/xx/2005
                                                 ABN AMRO ACCT: XX-XXXX-XX-X

                                                    MODIFIED LOAN DETAIL

========================================================================================================================
                                 Cutoff       Modified
  Disclosure    Modification    Maturity      Maturity                                      Modification
   Control #        Date          Date          Date                                         Description
------------------------------------------------------------------------------------------------------------------------

========================================================================================================================

03/29/2005 - 09:05 (MXXX-MXXX)  (C) 2000  LaSalle Bank N.A.

ABN AMRO                                         LB-UBS COMMERCIAL MORTGAGE TRUST                 Statement Date:       05/17/2005
LaSalle Bank N.A.                          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES          Payment Date:         05/17/2005
                                                       SERIES 2005-C2                             Prior Payment:               N/A
                                                                                                  Next Payment:         06/17/2005
                                                                                                  Record Date:          04/xx/2005
                                                 ABN AMRO ACCT: XX-XXXX-XX-X

                                                     REALIZED LOSS DETAIL

=====================================================================================================
                                                                     Beginning
                     Disclosure       Appraisal      Appraisal       Scheduled           Gross
     Period          Control #          Date           Value          Balance          Proceeds
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
CURRENT TOTAL                                                                 0.00              0.00
CUMULATIVE                                                                    0.00              0.00
=====================================================================================================

================================================================================
   Gross Proceeds       Aggregate       Net        Net Proceeds
    as a % of         Liquidation   Liquidation      as a % of      Realized
  Sched Principal      Expenses *    Proceeds     Sched. Balance      Loss
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             0.00            0.00                           0.00
                             0.00            0.00                           0.00
================================================================================

 * Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc.

03/29/2005 - 09:05 (MXXX-MXXX)  (C) 2000  LaSalle Bank N.A.

ABN AMRO                                         LB-UBS COMMERCIAL MORTGAGE TRUST                 Statement Date:       05/17/2005
LaSalle Bank N.A.                          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES          Payment Date:         05/17/2005
                                                       SERIES 2005-C2                             Prior Payment:               N/A
                                                                                                  Next Payment:         06/17/2005
                                                                                                  Record Date:          04/xx/2005
                                                 ABN AMRO ACCT: XX-XXXX-XX-X

                                                  APPRAISAL REDUCTION DETAIL

=========================== ==================================================
  Disclosure    Appraisal    Scheduled       ARA      Current P&I
   Control #    Red. Date     Balance       Amount      Advance       ASER
=========================== ==================================================

=========================== ==================================================

========================================== ============================= ======== ============================
  Note       Maturity     Remaining Term          Property                                  Appraisal
                         -----------------                                        ----------------------------
  Rate         Date        Life   Amort.            Type          State   DSCR        Value         Date
========================================== ============================= ======== ============================

========================================== ============================= ======== ============================

03/29/2005 - 09:05 (MXXX-MXXX)  (C) 2000  LaSalle Bank N.A.

                    [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                    ANNEX E
                            REFERENCE RATE SCHEDULE

 MONTHS     INTEREST ACCRUAL PERIOD *     REFERENCE RATE (%)
--------   ---------------------------   -------------------

    1      April-05                             5.35144
    2      May-05                               5.51998
    3      June-05                              5.35131
    4      July-05                              5.51984
    5      August-05                            5.51978
    6      September-05                         5.35113
    7      October-05                           5.51963
    8      November-05                          5.35100
    9      December-05                          5.35094
   10      January-06                           5.35088
   11      February-06                          5.35108
   12      March-06                             5.51928
   13      April-06                             5.35069
   14      May-06                               5.51914
   15      June-06                              5.35057
   16      July-06                              5.51900
   17      August-06                            5.51893
   18      September-06                         5.35039
   19      October-06                           5.51879
   20      November-06                          5.35026
   21      December-06                          5.35019
   22      January-07                           5.35013
   23      February-07                          5.35035
   24      March-07                             5.51841
   25      April-07                             5.34993
   26      May-07                               5.51827
   27      June-07                              5.34981
   28      July-07                              5.51812
   29      August-07                            5.51805
   30      September-07                         5.34962
   31      October-07                           5.51791
   32      November-07                          5.34950
   33      December-07                          5.51777
   34      January-08                           5.34937
   35      February-08                          5.34942
   36      March-08                             5.51754
   37      April-08                             5.34917
   38      May-08                               5.51738
   39      June-08                              5.34903
   40      July-08                              5.51721
   41      August-08                            5.51714
   42      September-08                         5.34883
   43      October-08                           5.51697
   44      November-08                          5.34869
   45      December-08                          5.34861

----------
*     Reflects calendar month in which subject interest accrual period begins.

                                      E-1

 MONTHS    INTEREST ACCRUAL PERIOD *     REFERENCE RATE (%)
-------   ---------------------------   --------------------

   46     January-09                            5.34855
   47     February-09                           5.34889
   48     March-09                              5.51653
   49     April-09                              5.34831
   50     May-09                                5.51636
   51     June-09                               5.34816
   52     July-09                               5.51618
   53     August-09                             5.51610
   54     September-09                          5.34794
   55     October-09                            5.51592
   56     November-09                           5.34779
   57     December-09                           5.34770
   58     January-10                            5.34763
   59     February-10                           5.44740
   60     March-10                              5.55642
   61     April-10                              5.45179
   62     May-10                                5.63680
   63     June-10                               5.45180
   64     July-10                               5.63682
   65     August-10                             5.63683
   66     September-10                          5.45183
   67     October-10                            5.63685
   68     November-10                           5.45185
   69     December-10                           5.45186
   70     January-11                            5.46632
   71     February-11                           5.46699
   72     March-11                              5.65182
   73     April-11                              5.46632
   74     May-11                                5.65182
   75     June-11                               5.46632
   76     July-11                               5.65182
   77     August-11                             5.65182
   78     September-11                          5.46632
   79     October-11                            5.65182
   80     November-11                           5.46632
   81     December-11                           5.65182
   82     January-12                            5.47767
   83     February-12                           5.47717
   84     March-12                              5.65146

----------
*     Reflects calendar month in which subject interest accrual period begins.

                                      E-2

                                    ANNEX F
                 CLASS A-AB PLANNED PRINCIPAL BALANCE SCHEDULE

                                         CLASS A-AB PLANNED
                  DISTRIBUTION DATE*     PRINCIPAL BALANCE
                 --------------------   -------------------

                               May-05       76,000,000.00
                              June-05       76,000,000.00
                              July-05       76,000,000.00
                            August-05       76,000,000.00
                         September-05       76,000,000.00
                           October-05       76,000,000.00
                          November-05       76,000,000.00
                          December-05       76,000,000.00
                           January-06       76,000,000.00
                          February-06       76,000,000.00
                             March-06       76,000,000.00
                             April-06       76,000,000.00
                               May-06       76,000,000.00
                              June-06       76,000,000.00
                              July-06       76,000,000.00
                            August-06       76,000,000.00
                         September-06       76,000,000.00
                           October-06       76,000,000.00
                          November-06       76,000,000.00
                          December-06       76,000,000.00
                           January-07       76,000,000.00
                          February-07       76,000,000.00
                             March-07       76,000,000.00
                             April-07       76,000,000.00
                               May-07       76,000,000.00
                              June-07       76,000,000.00
                              July-07       76,000,000.00
                            August-07       76,000,000.00
                         September-07       76,000,000.00
                           October-07       76,000,000.00
                          November-07       76,000,000.00
                          December-07       76,000,000.00
                           January-08       76,000,000.00
                          February-08       76,000,000.00
                             March-08       76,000,000.00
                             April-08       76,000,000.00
                               May-08       76,000,000.00
                              June-08       76,000,000.00
                              July-08       76,000,000.00
                            August-08       76,000,000.00
                         September-08       76,000,000.00
                           October-08       76,000,000.00
                          November-08       76,000,000.00
                          December-08       76,000,000.00

----------
*     Reflects month and year in which distribution date occurs.

                                      F-1

                                       CLASS A-AB PLANNED
                DISTRIBUTION DATE*     PRINCIPAL BALANCE
               --------------------   -------------------

                         January-09       76,000,000.00
                        February-09       76,000,000.00
                           March-09       76,000,000.00
                           April-09       76,000,000.00
                             May-09       76,000,000.00
                            June-09       76,000,000.00
                            July-09       76,000,000.00
                          August-09       76,000,000.00
                       September-09       76,000,000.00
                         October-09       76,000,000.00
                        November-09       76,000,000.00
                        December-09       76,000,000.00
                         January-10       76,000,000.00
                        February-10       76,000,000.00
                           March-10       76,000,000.00
                           April-10       75,343,517.44
                             May-10       73,644,000.00
                            June-10       72,105,000.00
                            July-10       70,392,000.00
                          August-10       68,837,000.00
                       September-10       67,275,000.00
                         October-10       65,539,000.00
                        November-10       63,961,000.00
                        December-10       62,210,000.00
                         January-11       60,115,639.28
                        February-11       58,664,000.00
                           March-11       56,748,000.00
                           April-11       55,281,000.00
                             May-11       53,654,000.00
                            June-11       52,172,000.00
                            July-11       50,532,000.00
                          August-11       49,035,000.00
                       September-11       47,531,000.00
                         October-11       45,868,000.00
                        November-11       44,349,000.00
                        December-11       42,672,000.00
                         January-12       40,999,000.00
                        February-12       40,799,000.00
                           March-12       40,599,000.00
                           April-12       40,593,473.35
                             May-12       39,415,000.00
                            June-12       38,335,000.00
                            July-12       37,146,000.00
                          August-12       36,055,000.00
                       September-12       34,959,000.00
                         October-12       33,755,000.00
                        November-12       32,648,000.00

----------
*     Reflects month and year in which distribution date occurs.

                                      F-2

                                       CLASS A-AB PLANNED
                DISTRIBUTION DATE*     PRINCIPAL BALANCE
               --------------------   -------------------

                        December-12       31,432,000.00
                         January-13       30,314,000.00
                        February-13       29,190,000.00
                           March-13       27,754,000.00
                           April-13       26,618,000.00
                             May-13       25,374,000.00
                            June-13       24,226,000.00
                            July-13       22,971,000.00
                          August-13       21,812,000.00
                       September-13       20,647,000.00
                         October-13       19,375,000.00
                        November-13       18,198,000.00
                        December-13       16,915,000.00
                         January-14       15,726,000.00
                        February-14       14,532,000.00
                           March-14       13,032,000.00
                           April-14       11,824,000.00
                             May-14       10,511,000.00
                            June-14        9,291,000.00
                            July-14        7,967,000.00
                          August-14        6,734,000.00
                       September-14        5,496,000.00
                         October-14        4,154,000.00
                        November-14          574,000.00
                        December-14                0.00

----------
*     Reflects month and year in which distribution date occurs.

                                      F-3

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                     ANNEX G

          GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION PROCEDURES

     Except in limited circumstances, the globally offered LB-UBS Commercial
Mortgage Trust 2005-C2, Commercial Mortgage Pass-Through Certificates, Series
2005-C2, Class X-CP, Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB,
Class A-5, Class A-J, Class B, Class C, Class D and Class E, will be available only in book-entry form.

     The book-entry certificates will be tradable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

     Secondary market trading between investors holding book-entry certificates through Clearstream and Euroclear will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional Eurobond practice, which is seven calendar days' settlement.

     Secondary market trading between investors holding book-entry certificates through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations.

     Secondary cross-market trading between member organizations of Clearstream or Euroclear and DTC participants holding book-entry certificates will be accomplished on a delivery against payment basis through the respective depositaries of Clearstream and Euroclear, in that capacity, as DTC participants.

     As described under "U.S. Federal Income Tax Documentation Requirements"
below, non-U.S. holders of book-entry certificates will be subject to U.S.
withholding taxes unless those holders meet specific requirements and deliver appropriate U.S. tax documents to the securities clearing organizations of their participants.

INITIAL SETTLEMENT

     All certificates of each class of offered certificates will be held in registered form by DTC in the name of Cede & Co. as nominee of DTC. Investors'
interests in the book-entry certificates will be represented through financial institutions acting on their behalf as direct and indirect DTC participants. As a result, Clearstream and Euroclear will hold positions on behalf of their member organizations through their respective depositaries, which in turn will hold positions in accounts as DTC participants.

     Investors' securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

     Investors electing to hold their book-entry certificates through
Clearstream or Euroclear accounts will follow the settlement procedures applicable to conventional Eurobonds, except that there will be no temporary global security and no "lock up" or restricted period. Global securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

SECONDARY MARKET TRADING

     Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

     Trading between DTC Participants. Secondary market trading between DTC participants will be settled in same-day funds.

     Trading between Clearstream and/or Euroclear Participants. Secondary market trading between member organizations of Clearstream or Euroclear will be settled using the procedures applicable to conventional Eurobonds in same-day funds.

     Trading between DTC Seller and Clearstream or Euroclear Purchaser. When
book-entry certificates are to be transferred from the account of a DTC participant to the account of a member organization of Clearstream or
Euroclear, the purchaser will send instructions to Clearstream or Euroclear through that member organization at least one business day prior to settlement.
Clearstream or Euroclear, as the case may be, will instruct the respective depositary to receive the book-entry certificates against payment. Payment will include interest accrued on the book-entry certificates from and including the
11th day of the calendar month in which the last coupon distribution date occurs (or, if no coupon distribution date has occurred, from and including
April 11, 2005) to and excluding the settlement date, calculated on the basis of a year of 360 days consisting of twelve 30-day months. Payment will then be made by the respective depositary to the DTC

                                      G-1

participant's account against delivery of the book-entry certificates. After settlement has been completed, the book-entry certificates will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the account of the member organization of Clearstream or Euroclear, as the case may be. The securities credit will appear the next day, European time, and the cash debit will be back-valued to, and the interest on the book-entry certificates will accrue from, the value date, which would be the preceding day when settlement occurred in New York. If settlement is not completed on the intended value date, which means the trade fails, the
Clearstream or Euroclear cash debit will be valued instead as of the actual settlement date.

     Member organizations of Clearstream and Euroclear will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to pre-position funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Clearstream or Euroclear. Under this approach, they may take on credit exposure to Clearstream or Euroclear until the book-entry certificates are credited to their accounts one day later.

     As an alternative, if Clearstream or Euroclear has extended a line of credit to them, member organizations of Clearstream or Euroclear can elect not to pre-position funds and allow that credit line to be drawn upon to finance settlement. Under this procedure, the member organizations purchasing book-entry certificates would incur overdraft charges for one day, assuming they cleared the overdraft when the book-entry certificates were credited to their accounts. However, interest on the book-entry certificates would accrue from the value date. Therefore, in many cases the investment income on the book-entry certificates earned during that one-day period may substantially reduce or offset the amount of those overdraft charges, although this result will depend on the cost of funds of the respective member organization of
Clearstream or Euroclear.

     Since the settlement is taking place during New York business hours, DTC participants can employ their usual procedures for sending book-entry certificates to the respective depositary for the benefit of member organizations of Clearstream or Euroclear. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC participant a cross-market transaction will settle no differently than a trade between two
DTC participants.

     Trading between Clearstream or Euroclear Seller and DTC Purchaser. Due to
time zone differences in their favor, member organizations of Clearstream or
Euroclear may employ their customary procedures for transactions in which book-entry certificates are to be transferred by the respective clearing system, through the respective depositary, to a DTC participant. The seller will send instructions to Clearstream or Euroclear through a member organization of Clearstream or Euroclear at least one business day prior to settlement. In these cases, Clearstream or Euroclear, as appropriate, will instruct the respective depositary to deliver the book-entry certificates to the DTC participant's account against payment. Payment will include interest accrued on the book-entry certificates from and including the 11th day of the calendar month in which the last coupon distribution date occurs (or, if no coupon distribution date has occurred, from and including April 11, 2005) to and excluding the settlement date, calculated on the basis of a year of 360 days consisting of twelve 30-day months. The payment will then be reflected in the account of the member organization of Clearstream or Euroclear the following day, and receipt of the cash proceeds in the account of that member organization of Clearstream or Euroclear would be back-valued to the value date, which would be the preceding day, when settlement occurred in New York.
Should the member organization of Clearstream or Euroclear have a line of credit with its respective clearing system and elect to be in debt in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft charges incurred over the one-day period. If settlement is not completed on the intended value date, which means the trade fails, receipt of the cash proceeds in the account of the member organization of Clearstream or Euroclear would be valued instead as of the actual settlement date.

     Finally, day traders that use Clearstream or Euroclear and that purchase book-entry certificates from DTC participants for delivery to member organizations of Clearstream or Euroclear should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

     o  borrowing through Clearstream or Euroclear for one day, until the purchase side of the day trade is reflected in their Clearstream or
        Euroclear accounts, in accordance with the clearing system's customary procedures;

     o  borrowing the book-entry certificates in the United States from a DTC participant no later than one day prior to settlement, which would allow sufficient time for the book-entry certificates to be reflected in their
        Clearstream or Euroclear accounts in order to settle the sale side of the trade; or

                                      G-2

     o  staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC participant is at least one day prior to the value date for the sale to the member organization of Clearstream or Euroclear.

CERTAIN U.S. FEDERAL INCOME TAX DOCUMENTATION REQUIREMENTS

     A holder that is not a "United States person" (a "U.S. person") within the meaning of Section 7701(a)(30) of the Internal Revenue Code (a "non-U.S.
holder") holding a book-entry certificate through Clearstream, Euroclear or DTC may be subject to U.S. withholding tax unless such holder provides certain documentation to the issuer of such holder's book-entry certificate, the paying agent or any other entity required to withhold tax (any of the foregoing, a
"U.S. withholding agent") establishing an exemption from withholding. A
non-U.S. holder may be subject to withholding unless each U.S. withholding agent receives:

     1. from a non-U.S. holder that is classified as a corporation for U.S.
        federal income tax purposes or is an individual, and is eligible for the benefits of the portfolio interest exemption or an exemption (or reduced rate) based on a treaty, a duly completed and executed IRS Form W-8BEN
        (or any successor form);

     2. from a non-U.S. holder that is eligible for an exemption on the basis that the holder's income from the certificate is effectively connected to its U.S. trade or business, a duly completed and executed IRS Form
        W-8ECI (or any successor form);

     3. from a non-U.S. holder that is classified as a partnership for U.S.
        federal income tax purposes, a duly completed and executed IRS Form
        W-8IMY (or any successor form) with all supporting documentation (as specified in the U.S. Treasury Regulations) required to substantiate exemptions from withholding on behalf of its partners; certain partnerships may enter into agreements with the IRS providing for different documentation requirements and it is recommended that such partnerships consult their tax advisors with respect to these certification rules;

     4. from a non-U.S. holder that is an intermediary (i.e., a person acting as a custodian, a broker, nominee or otherwise as an agent for the beneficial owner of a certificate):

        (a) if the intermediary is a "qualified intermediary" within the meaning of section 1.1441-1(e)(5)(ii) of the U.S. Treasury Regulations (a
            "qualified intermediary"), a duly completed and executed IRS Form
            W-8IMY (or any successor or substitute form)

            (i)   stating the name, permanent residence address and qualified intermediary employer identification number of the qualified intermediary and the country under the laws of which the
                  qualified intermediary is created, incorporated or governed,

            (ii)  certifying that the qualified intermediary has provided, or will provide, a withholding statement as required under
                  section 1.1441-1(e)(5)(v) of the U.S. Treasury Regulations,

            (iii) certifying that, with respect to accounts it identifies on its withholding statement, the qualified intermediary is not
                  acting for its own account but is acting as a qualified
                  intermediary, and

            (iv)  providing any other information, certifications, or statements that may be required by the IRS Form W-8IMY or accompanying instructions in addition to, or in lieu of, the information and certifications described in section 1.1441-1(e)(3)(ii) or
                  1.1441-1(e)(5)(v) of the U.S. Treasury Regulations; or

        (b) if the intermediary is not a qualified intermediary (a "nonqualified intermediary"), a duly completed and executed IRS Form W-8IMY (or any successor or substitute form)--

            (i)   stating the name and permanent residence address of the
                  nonqualified intermediary and the country under the laws of which the nonqualified intermediary is created, incorporated or governed,

            (ii)  certifying that the nonqualified intermediary is not acting for its own account,

            (iii) certifying that the nonqualified intermediary has provided, or will provide, a withholding statement that is associated with the appropriate IRS Forms W-8 and W-9 required to substantiate exemptions from withholding on behalf of such nonqualified intermediary's beneficial owners, and

            (iv)  providing any other information, certifications or statements that may be required by the IRS Form W-8IMY or accompanying instructions in addition to, or in lieu of, the information, certifications, and statements described in section
                  1.1441-1(e)(3)(iii) or (iv) of the U.S. Treasury Regulations;
                  or

                                      G-3

     5. from a non-U.S. holder that is a trust, depending on whether the trust is classified for U.S. federal income tax purposes as the beneficial owner of the certificate, either an IRS Form W-8BEN or W-8IMY; any
        non-U.S. holder that is a trust should consult its tax advisors to determine which of these forms it should provide.

     All non-U.S. holders will be required to update the above-listed forms and any supporting documentation in accordance with the requirements under the U.S.
Treasury Regulations. These forms generally remain in effect for a period starting on the date the form is signed and ending on the last day of the third succeeding calendar year, unless a change in circumstances makes any information on the form incorrect. Under certain circumstances, an IRS Form
W-8BEN, if furnished with a taxpayer identification number, remains in effect until the status of the beneficial owner changes, or a change in circumstances makes any information on the form incorrect.

     In addition, all holders, including holders that are U.S. persons, holding book-entry certificates through Clearstream, Euroclear or DTC may be subject to backup withholding unless the holder--

     o  provides the appropriate IRS Form W-8 (or any successor or substitute form), duly completed and executed, if the holder is a non-U.S. holder;

     o  provides a duly completed and executed IRS Form W-9, if the holder is a
        U.S. person; or

     o  can be treated as an "exempt recipient" within the meaning of section
        1.6049-4(c)(1)(ii) of the U.S. Treasury Regulations (e.g., a corporation or a financial institution such as a bank).

     This summary does not deal with all of the aspects of U.S. federal income tax withholding or backup withholding that may be relevant to investors that are non-U.S. holders. Such holders are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of book-entry certificates.

                                      G-4

PROSPECTUS

                   STRUCTURED ASSET SECURITIES CORPORATION II,
                                  THE DEPOSITOR

                       MORTGAGE PASS-THROUGH CERTIFICATES,
                               ISSUABLE IN SERIES

     Our name is Structured Asset Securities Corporation II. We intend to offer from time to time mortgage pass-through certificates. These offers may be made through one or more different methods, including offerings through underwriters. We do not currently intend to list the offered certificates of any series on any national securities exchange or the NASDAQ stock market. See
"Method of Distribution."

                       THE OFFERED CERTIFICATES:

 The offered certificates will be issuable in series. Each
 series of offered certificates will--

     o    have its own series designation,

     o    consist of one or more classes with various payment characteristics,

     o    evidence beneficial ownership interests in a trust established by us,
          and

     o    be payable solely out of the related trust assets.

No governmental agency or instrumentality will insure or guarantee payment on the offered certificates. Neither we nor any of our affiliates are responsible for making payments on the offered certificates if collections on the related trust assets are insufficient.

                    THE TRUST ASSETS:

The assets of each of our trusts will include--

     o    mortgage loans secured by first and junior liens on, or security interests in, various interests in commercial and multifamily real properties,

     o    mortgage-backed securities that directly or indirectly evidence interests in, or are directly or indirectly secured by, those types of mortgage loans, or

     o    some combination of those types of mortgage loans and mortgage-backed securities.

Trust assets may also include letters of credit, surety bonds, insurance policies, guarantees, reserve funds, guaranteed investment contracts, interest rate exchange agreements, interest rate cap or floor agreements, currency exchange agreements, or other similar instruments and agreements.

     In connection with each offering, we will prepare a supplement to this prospectus in order to describe in more detail the particular certificates being offered and the related trust assets. In that document, we will also state the price to the public for each class of offered certificates or explain the method for determining that price. In that document, we will also identify the applicable lead or managing underwriter(s), if any, and provide information regarding the relevant underwriting arrangements and the underwriters'
compensation. You may not purchase the offered certificates of any series unless you have also received the prospectus supplement for that series.

YOU SHOULD CAREFULLY CONSIDER THE RISK FACTORS BEGINNING ON PAGE 13 IN THIS
PROSPECTUS, AS WELL AS THOSE SET FORTH IN THE RELATED PROSPECTUS SUPPLEMENT,
PRIOR TO INVESTING.

 Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the offered certificates or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.
-------------------------------------------------------------------------------

                The date of this prospectus is January 24, 2005.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                           -----

       IMPORTANT NOTICE ABOUT THE INFORMATION PRESENTED IN THIS PROSPECTUS

     When deciding whether to invest in any of the offered certificates, you should only rely on the information contained in this prospectus and the related prospectus supplement. We have not authorized any dealer, salesman or other person to give any information or to make any representation that is different. In addition, information in this prospectus or any related prospectus supplement is current only as of the date on its cover. By delivery of this prospectus and any related prospectus supplement, we are not offering to sell any securities, and are not soliciting an offer to buy any securities, in any state where the offer and sale is not permitted.

                AVAILABLE INFORMATION; INCORPORATION BY REFERENCE

     We have filed with the Securities and Exchange Commission a registration statement under the Securities Act of 1933, as amended, with respect to the certificates offered by this prospectus. This prospectus is part of that registration statement, but the registration statement contains additional information. Our registration statement and the exhibits to it may be read and copied at prescribed rates at the SEC's Public Reference Room at 450 Fifth
Street, N.W., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.
The SEC maintains an internet website that contains reports and other information regarding issuers that file electronically with the SEC, in addition to copies of these materials, and that internet website is located at
http://www.sec.gov.

     All documents that are subsequently filed for the related trust pursuant to Section 13(a), 14 or 15(d) of the Securities Exchange Act of 1934, as
amended, prior to the termination of an offering of certificates by this prospectus, shall be deemed incorporated by reference into this prospectus.
Upon written or oral request, we will provide, at no charge, to each person receiving this prospectus in connection with an offering, a copy of any or all documents or reports that are so incorporated by reference and that have not been delivered with the prospectus. All requests should be directed to
Structured Asset Securities Corporation II, 745 Seventh Avenue, New York, New
York 10019. Our main telephone number is 212-526-7000.

                              SUMMARY OF PROSPECTUS

     This summary contains selected information from this prospectus. It does not contain all of the information you need to consider in making your investment decision. TO UNDERSTAND ALL OF THE TERMS OF A PARTICULAR OFFERING OF
CERTIFICATES, YOU SHOULD READ CAREFULLY THIS PROSPECTUS AND THE RELATED
PROSPECTUS SUPPLEMENT IN FULL.

WHO WE ARE....................   Structured Asset Securities Corporation II.
                                 We are a Delaware corporation. Our principal
                                 offices are located at 745 Seventh Avenue, New
                                 York, New York 10019. Our main telephone number
                                 is 212-526-7000. See "Structured Asset
                                 Securities Corporation II."

THE SECURITIES BEING OFFERED...  The securities that will be offered by this prospectus and the related prospectus
                                 supplements consist of mortgage pass-through
                                 certificates. These certificates will be issued
                                 in series, and each series will, in turn,
                                 consist of one or more classes. Each class of
                                 offered certificates must, at the time of
                                 issuance, be assigned an investment grade
                                 rating by at least one nationally recognized
                                 statistical rating organization. Typically, the
                                 four highest rating categories, within which
                                 there may be sub-categories or gradations to
                                 indicate relative standing, signify investment
                                 grade. See "Rating."

                                 Each series of offered certificates will
                                 evidence beneficial ownership interests in a
                                 trust established by us and containing the
                                 assets described in this prospectus and the
                                 related prospectus supplement.

THE OFFERED CERTIFICATES MAY
BE ISSUED WITH OTHER
CERTIFICATES...................  We may not publicly offer all the mortgage pass-through certificates evidencing interests
                                 in one of our trusts. We may elect to retain
                                 some of those certificates, to place some
                                 privately with institutional investors or to
                                 deliver some to the applicable seller as
                                 partial consideration for the related mortgage
                                 assets. In addition, some of those certificates
                                 may not satisfy the rating requirement for
                                 offered certificates described under "--The
                                 Securities Being Offered" above.

THE GOVERNING DOCUMENTS.......   In general, a pooling and servicing agreement
                                 or other similar agreement or collection of
                                 agreements will govern, among other things--

                                 o  the issuance of each series of offered
                                    certificates,

                                 o  the creation of and transfer of assets to
                                    the related trust, and

                                 o  the servicing and administration of those
                                    assets.

                                 The parties to the governing document(s) for a
                                 series of offered certificates will always
                                 include us and a trustee. We will be
                                 responsible for establishing the trust
                                 relating to each series of offered
                                 certificates. In addition, we will transfer or
                                 arrange for the transfer of the initial trust
                                 assets to that trust.

                                 In general, the trustee for a series of
                                 offered certificates will be responsible for,
                                 among other things, making payments and
                                 preparing and disseminating various reports to
                                 the holders of those offered certificates.

                                 If the trust assets for a series of offered
                                 certificates include mortgage loans, the
                                 parties to the governing document(s) will also
                                 include--

                                 o  a master servicer that will generally be
                                    responsible for performing customary
                                    servicing duties with respect to those
                                    mortgage loans that are not defaulted,
                                    nonperforming or otherwise problematic in
                                    any material respect, and

                                 o  a special servicer that will generally be
                                    responsible for servicing and administering
                                    those mortgage loans that are defaulted,
                                    nonperforming or otherwise problematic in
                                    any material respect and real estate assets
                                    acquired as part of the related trust with
                                    respect to defaulted mortgage loans.

                                 The same person or entity, or affiliated
                                 entities, may act as both master servicer and
                                 special servicer for any trust.

                                 If the trust assets for a series of offered
                                 certificates include mortgage-backed
                                 securities, the parties to the governing
                                 document(s) may also include a manager that
                                 will be responsible for performing various
                                 administrative duties with respect to those
                                 mortgage-backed securities. If the related
                                 trustee assumes those duties, however, there
                                 will be no manager.

                                 In the related prospectus supplement, we will
                                 identify the trustee and any master servicer,
                                 special servicer or manager for each series of
                                 offered certificates and will describe their
                                 respective duties in further detail. See
                                 "Description of the Governing Documents."
CHARACTERISTICS OF THE
MORTGAGE ASSETS................  The trust assets with respect to any series of offered certificates will, in general, include
                                 mortgage loans. Each of those mortgage loans
                                 will constitute the obligation of one or more
                                 persons to repay a debt. The performance of
                                 that obligation will be secured by a first or
                                 junior lien on, or security interest in, the
                                 ownership, leasehold or other interest(s) of
                                 the related borrower or another person in or
                                 with respect to one or more commercial or
                                 multifamily real properties. In particular,
                                 those properties may include:

                                 o  rental or cooperatively-owned buildings with
                                    multiple dwelling units;

                                 o  retail properties related to the sale of
                                    consumer goods and other products, or
                                    related to providing entertainment,
                                    recreational or personal services, to the
                                    general public;

                                 o  office buildings;

                                 o  hospitality properties;

                                 o  casino properties;

                                 o  health care-related facilities;

                                 o  industrial facilities;

                                 o  warehouse facilities, mini-warehouse
                                    facilities and self-storage facilities;

                                 o  restaurants, taverns and other
                                    establishments involved in the food and
                                    beverage industry;

                                 o  manufactured housing communities, mobile
                                    home parks and recreational vehicle parks;

                                 o  recreational and resort properties;

                                 o  arenas and stadiums;

                                 o  churches and other religious facilities;

                                 o  parking lots and garages;

                                 o  mixed use properties;

                                 o  other income-producing properties; and/or

                                 o  unimproved land.

                                 The mortgage loans underlying a series of
                                 offered certificates may have a variety of
                                 payment terms. For example, any of those
                                 mortgage loans--

                                 o  may provide for the accrual of interest at a
                                    mortgage interest rate that is fixed over
                                    its term, that resets on one or more
                                    specified dates or that otherwise adjusts
                                    from time to time;

                                 o  may provide for the accrual of interest at a
                                    mortgage interest rate that may be converted
                                    at the borrower's election from an
                                    adjustable to a fixed interest rate or from
                                    a fixed to an adjustable interest rate;

                                 o  may provide for no accrual of interest;

                                 o  may provide for level payments to stated
                                    maturity, for payments that reset in amount
                                    on one or more specified dates or for
                                    payments that otherwise adjust from time to
                                    time to accommodate changes in the mortgage
                                    interest rate or to reflect the occurrence
                                    of specified events;

                                 o  may be fully amortizing or, alternatively,
                                    may be partially amortizing or
                                    nonamortizing, with a substantial payment of
                                    principal due on its stated maturity date;

                                 o  may permit the negative amortization or
                                    deferral of accrued interest;

                                 o  may prohibit some or all voluntary
                                    prepayments or require payment of a premium,
                                    fee or charge in connection with those
                                    prepayments;

                                 o  may permit defeasance and the release of
                                    real property collateral in connection with
                                    that defeasance;

                                 o  may provide for payments of principal,
                                    interest or both, on due dates that occur
                                    monthly, bi-monthly, quarterly,
                                    semi-annually, annually or at some other
                                    interval; and/or

                                 o  may have two or more component parts, each
                                    having characteristics that are otherwise
                                    described in this prospectus as being
                                    attributable to separate and distinct
                                    mortgage loans.

                                 Most, if not all, of the mortgage loans
                                 underlying a series of offered certificates
                                 will be secured by liens on real properties
                                 located in the United States, its territories
                                 and possessions. However, some of those
                                 mortgage loans may be secured by liens on real
                                 properties located outside the United States,
                                 its territories and possessions, provided that
                                 foreign mortgage loans do not represent more
                                 than 10% of the related mortgage asset pool,
                                 by balance.

                                 We do not originate mortgage loans. However,
                                 some or all of the mortgage loans included in
                                 one of our trusts may be originated by our
                                 affiliates.

                                 Neither we nor any of our affiliates will
                                 guarantee or insure repayment of any of the
                                 mortgage loans underlying a series of offered
                                 certificates. Unless we expressly state
                                 otherwise in the related prospectus
                                 supplement, no governmental agency or
                                 instrumentality will guarantee or insure
                                 repayment of any of the mortgage loans
                                 underlying a series of offered certificates.
                                 See "Description of the Trust Assets--Mortgage
                                 Loans."

                                 The trust assets with respect to any series of
                                 offered certificates may also include mortgage
                                 participations, mortgage pass-through
                                 certificates, collateralized mortgage
                                 obligations and other mortgage-backed
                                 securities, that evidence an interest in, or
                                 are secured by a pledge of, one or more
                                 mortgage loans of the type described above. We
                                 will not include a mortgage-backed security
                                 among the trust assets with respect to any
                                 series of offered certificates unless--

                                 o  the security has been registered under the
                                    Securities Act of 1933, as amended, or

                                 o  we would be free to publicly resell the
                                    security without registration.

                                 See "Description of the Trust
                                 Assets--Mortgage-Backed Securities."

                                 We will describe the specific characteristics
                                 of the mortgage assets underlying a series of
                                 offered certificates in the related prospectus
                                 supplement.

                                 In general, the total outstanding principal
                                 balance of the mortgage assets transferred by
                                 us to any particular trust will equal or
                                 exceed the initial total outstanding principal
                                 balance of the related series of certificates.
                                 In the event that the total outstanding
                                 principal balance of the related mortgage
                                 assets initially delivered by us to the
                                 related trustee is less than the initial total
                                 outstanding principal balance of any series of
                                 certificates, we may deposit or arrange for
                                 the deposit of cash or liquid investments on
                                 an interim basis with the related trustee to
                                 cover the shortfall. For 90 days following the
                                 date of initial issuance of that series of
                                 certificates, we will be entitled to obtain a
                                 release of the deposited cash or investments
                                 if we deliver or arrange for delivery of a
                                 corresponding amount of mortgage assets. If we
                                 fail, however, to deliver mortgage assets
                                 sufficient to make up the entire shortfall,
                                 any of the cash or, following liquidation,
                                 investments remaining on deposit with the
                                 related trustee will be used by the related
                                 trustee to pay down the total principal
                                 balance of the related series of certificates,
                                 as described in the related prospectus
                                 supplement.

SUBSTITUTION, ACQUISITION AND
REMOVAL OF MORTGAGE ASSETS.....  If so specified in the related prospectus supplement, we or another specified person or
                                 entity may be permitted, at our or its option,
                                 but subject to the conditions specified in that
                                 prospectus supplement, to acquire from the
                                 related trust particular mortgage assets
                                 underlying a series of certificates in exchange
                                 for:

                                 o  cash that would be applied to pay down the
                                    principal balances of certificates of that
                                    series; and/or

                                 o  other mortgage loans or mortgage-backed
                                    securities that--

                                    1. conform to the description of mortgage
                                       assets in this prospectus, and

                                    2. satisfy the criteria set forth in the
                                       related prospectus supplement.

                                 In addition, if so specified in the related
                                 prospectus supplement, the related trustee may
                                 be authorized or required, to apply
                                 collections on the mortgage assets underlying
                                 a series of offered certificates to acquire
                                 new mortgage loans or mortgage-backed
                                 securities that--

                                    1. conform to the description of mortgage
                                       assets in this prospectus, and

                                    2. satisfy the criteria set forth in the
                                       related prospectus supplement.

                                 No replacement of mortgage assets or
                                 acquisition of new mortgage assets will be
                                 permitted if it would result in a
                                 qualification, downgrade or withdrawal of the
                                 then-current

                                 rating assigned by any rating agency to any
                                 class of affected offered certificates.

                                 Further, if so specified under circumstances
                                 described in the related prospectus
                                 supplement, a certificateholder of a series of
                                 certificates that includes offered
                                 certificates may exchange the certificates it
                                 holds for one or more of the mortgage loans or
                                 mortgage-backed securities constituting part
                                 of the mortgage pool underlying those
                                 certificates.

CHARACTERISTICS OF
THE OFFERED CERTIFICATES.......  An offered certificate may entitle the holder to receive:

                                 o  a stated principal amount;

                                 o  interest on a principal balance or notional
                                    amount, at a fixed, variable or adjustable
                                    pass-through rate;

                                 o  specified, fixed or variable portions of the
                                    interest, principal or other amounts
                                    received on the related mortgage assets;

                                 o  payments of principal, with
                                    disproportionate, nominal or no payments of
                                    interest;

                                 o  payments of interest, with disproportionate,
                                    nominal or no payments of principal;

                                 o  payments of interest or principal that
                                    commence only as of a specified date or only
                                    after the occurrence of specified events,
                                    such as the payment in full of the interest
                                    and principal outstanding on one or more
                                    other classes of certificates of the same
                                    series;

                                 o  payments of principal to be made, from time
                                    to time or for designated periods, at a rate
                                    that is--

                                    1. faster and, in some cases, substantially
                                       faster, or

                                    2. slower and, in some cases, substantially
                                       slower,

                                   than the rate at which payments or other
                                   collections of principal are received on the
                                   related mortgage assets;

                                 o  payments of principal to be made, subject to
                                    available funds, based on a specified
                                    principal payment schedule or other
                                    methodology; or

                                 o  payments of all or part of the prepayment or
                                    repayment premiums, fees and charges, equity
                                    participations payments or other similar
                                    items received on the related mortgage
                                    assets.

                                 Any class of offered certificates may be
                                 senior or subordinate to one or more other
                                 classes of certificates of the same series,
                                 including a non-offered class of certificates
                                 of that series, for purposes of some or all
                                 payments and/or allocations of losses.

                                 A class of offered certificates may have two
                                 or more component parts, each having
                                 characteristics that are otherwise described
                                 in this prospectus as being attributable to
                                 separate and distinct classes.

                                 We will describe the specific characteristics
                                 of each class of offered certificates in the
                                 related prospectus supplement. See
                                 "Description of the Certificates."

CREDIT SUPPORT AND REINVESTMENT,
INTEREST RATE AND CURRENCY RELATED
PROTECTION FOR THE
OFFERED CERTIFICATES...........  Some classes of offered certificates may be protected in full or in part against defaults
                                 and losses, or select types of defaults and
                                 losses, on the related mortgage assets through
                                 the subordination of one or more other classes
                                 of certificates of the same series or by other
                                 types of credit support. The other types of
                                 credit support may include a letter of credit,
                                 a surety bond, an insurance policy, a
                                 guarantee, a credit derivative or a reserve
                                 fund. We will describe the credit support, if
                                 any, for each class of offered certificates in
                                 the related prospectus supplement.

                                 The trust assets with respect to any series of
                                 offered certificates may also include any of
                                 the following agreements:

                                 o  guaranteed investment contracts in
                                    accordance with which moneys held in the
                                    funds and accounts established with respect
                                    to those offered certificates will be
                                    invested at a specified rate;

                                 o  interest rate exchange agreements, interest
                                    rate cap or floor agreements, or other
                                    agreements and arrangements designed to
                                    reduce the effects of interest rate
                                    fluctuations on the related mortgage assets
                                    or on one or more classes of those offered
                                    certificates; or

                                 o  currency exchange agreements or other
                                    agreements and arrangements designed to
                                    reduce the effects of currency exchange rate
                                    fluctuations with respect to the related
                                    mortgage assets and one or more classes of
                                    those offered certificates.

                                 We will describe the types of reinvestment,
                                 interest rate and currency related protection,
                                 if any, for each class of offered certificates
                                 in the related prospectus supplement.

                                 See "Risk Factors," "Description of the Trust
                                 Assets" and "Description of Credit Support."

ADVANCES WITH RESPECT
TO THE MORTGAGE ASSETS.........  If the trust assets for a series of offered certificates include mortgage loans, then, as
                                 and to the extent described in the related
                                 prospectus supplement, the related master
                                 servicer, the related special servicer, the
                                 related trustee, any related provider of credit
                                 support and/or any other specified person

                                       10

                                 may be obligated to make, or may have the
                                 option of making, advances with respect to
                                 those mortgage loans to cover--

                                 o  delinquent scheduled payments of principal
                                    and/or interest, other than balloon
                                    payments,

                                 o  property protection expenses,

                                 o  other servicing expenses, or

                                 o  any other items specified in the related
                                    prospectus supplement.

                                 Any party making advances will be entitled to
                                 reimbursement from subsequent recoveries on
                                 the related mortgage loan and as otherwise
                                 described in this prospectus or the related
                                 prospectus supplement. That party may also be
                                 entitled to receive interest on its advances
                                 for a specified period. See "Description of
                                 the Certificates--Advances."

                                 If the trust assets for a series of offered
                                 certificates include mortgage-backed
                                 securities, we will describe in the related
                                 prospectus supplement any comparable advancing
                                 obligations with respect to those
                                 mortgage-backed securities or the underlying
                                 mortgage loans.

OPTIONAL TERMINATION..........   We will describe in the related prospectus
                                 supplement any circumstances in which a
                                 specified party is permitted or obligated to
                                 purchase or sell any of the mortgage assets
                                 underlying a series of offered certificates. In
                                 particular, a master servicer, special servicer
                                 or other designated party may be permitted or
                                 obligated to purchase or sell--

                                 o  all the mortgage assets in any particular
                                    trust, thereby resulting in a termination of
                                    the trust, or

                                 o  that portion of the mortgage assets in any
                                    particular trust as is necessary or
                                    sufficient to retire one or more classes of
                                    offered certificates of the related series.

                                 See "Description of the
                                 Certificates--Termination."
FEDERAL INCOME
 TAX CONSEQUENCES..............  Any class of offered certificates will constitute or evidence ownership of:

                                 o  regular interests or residual interests in a
                                    real estate mortgage investment conduit
                                    under Sections 860A through 860G of the
                                    Internal Revenue Code of 1986; or

                                 o  interests in a grantor trust under Subpart E
                                    of Part I of Subchapter J of the Internal
                                    Revenue Code of 1986.

                                 See "Federal Income Tax Consequences."

ERISA CONSIDERATIONS..........   If you are a fiduciary or any other person
                                 investing assets of an employee benefit plan or
                                 other retirement plan or arrangement, you
                                 should review with your legal advisor whether
                                 the purchase or holding of offered certificates
                                 could give rise to

                                       11

                                 a transaction that is prohibited under the
                                 Employee Retirement Income Security Act of
                                 1974, as amended, or the Internal Revenue Code
                                 of 1986. See "ERISA Considerations."

LEGAL INVESTMENT..............   If your investment authority is subject to
                                 legal investment laws and regulations,
                                 regulatory capital requirements, or review by
                                 regulatory authorities, then you may be subject
                                 to restrictions on investment in the offered
                                 certificates. You should consult your legal
                                 advisor to determine whether and to what extent
                                 the offered certificates constitute a legal
                                 investment for you. We will specify in the
                                 related prospectus supplement which classes of
                                 the offered certificates will constitute
                                 mortgage related securities for purposes of the
                                 Secondary Mortgage Market Enhancement Act of
                                 1984, as amended. See "Legal Investment."

                                       12

                                  RISK FACTORS

     You should consider the following factors, as well as the factors set forth under "Risk Factors" in the related prospectus supplement, in deciding whether to purchase offered certificates.

LACK OF LIQUIDITY WILL IMPAIR YOUR ABILITY TO SELL YOUR OFFERED CERTIFICATES
AND MAY HAVE AN ADVERSE EFFECT ON THE MARKET VALUE OF YOUR OFFERED CERTIFICATES

     The offered certificates may have limited or no liquidity. We cannot assure you that a secondary market for your offered certificates will develop.
There will be no obligation on the part of anyone to establish a secondary market. Even if a secondary market does develop for your offered certificates, it may provide you with less liquidity than you anticipated and it may not continue for the life of your offered certificates.

     We will describe in the related prospectus supplement the information that will be available to you with respect to your offered certificates. The limited nature of the information may adversely affect the liquidity of your offered certificates.

     We do not currently intend to list the offered certificates on any national securities exchange or the NASDAQ stock market.

     Lack of liquidity will impair your ability to sell your offered certificates and may prevent you from doing so at a time when you may want or need to. Lack of liquidity could adversely affect the market value of your offered certificates. We do not expect that you will have any redemption rights with respect to your offered certificates.

     If you decide to sell your offered certificates, you may have to sell them at a discount from the price you paid for reasons unrelated to the performance of your offered certificates or the related mortgage assets. Pricing information regarding your offered certificates may not be generally available on an ongoing basis.

THE MARKET VALUE OF YOUR OFFERED CERTIFICATES MAY BE ADVERSELY AFFECTED BY
FACTORS UNRELATED TO THE PERFORMANCE OF YOUR OFFERED CERTIFICATES AND THE
UNDERLYING MORTGAGE ASSETS, SUCH AS FLUCTUATIONS IN INTEREST RATES AND THE
SUPPLY AND DEMAND OF CMBS GENERALLY

     The market value of your offered certificates can decline even if those certificates and the underlying mortgage assets are performing at or above your expectations.

     The market value of your offered certificates will be sensitive to fluctuations in current interest rates. However, a change in the market value of your offered certificates as a result of an upward or downward movement in current interest rates may not equal the change in the market value of your offered certificates as a result of an equal but opposite movement in interest rates.

     The market value of your offered certificates will also be influenced by the supply of and demand for commercial mortgage-backed securities generally.
The supply of commercial mortgage-backed securities will depend on, among other things, the amount of commercial and multifamily mortgage loans, whether newly originated or held in portfolio, that are available for securitization. A number of factors will affect investors' demand for commercial mortgage-backed securities, including--

     o    the availability of alternative investments that offer higher yields or are perceived as being a better credit risk, having a less volatile market value or being more liquid,

     o    legal and other restrictions that prohibit a particular entity from investing in commercial mortgage-backed securities or limit the amount or types of commercial mortgage-backed securities that it may acquire,

     o    investors' perceptions regarding the commercial and multifamily real estate markets, which may be adversely affected by, among other things, a decline in real estate values or an increase in defaults and foreclosures on mortgage loans secured by income-producing properties,
          and

     o    investors' perceptions regarding the capital markets in general, which may be adversely affected by political, social and economic events completely unrelated to the commercial and multifamily real estate markets.

                                       13

     If you decide to sell your offered certificates, you may have to sell at discount from the price you paid for reasons unrelated to the performance of your offered certificates or the related mortgage assets. Pricing information regarding your offered certificates may not be generally available on an ongoing basis.

PAYMENTS ON THE OFFERED CERTIFICATES WILL BE MADE SOLELY FROM THE LIMITED
ASSETS OF THE RELATED TRUST, AND THOSE ASSETS MAY BE INSUFFICIENT TO MAKE ALL
REQUIRED PAYMENTS ON THOSE CERTIFICATES

     The offered certificates do not represent obligations of any person or entity and do not represent a claim against any assets other than those of the related trust. No governmental agency or instrumentality will guarantee or insure payment on the offered certificates. In addition, neither we nor our affiliates are responsible for making payments on the offered certificates if collections on the related trust assets are insufficient. If the related trust assets are insufficient to make payments on your offered certificates, no other assets will be available to you for payment of the deficiency, and you will bear the resulting loss. Any advances made by a master servicer or other party with respect to the mortgage assets underlying your offered certificates are intended solely to provide liquidity and not credit support. The party making those advances will have a right to reimbursement, probably with interest, which is senior to your right to receive payment on your offered certificates.

ANY CREDIT SUPPORT FOR YOUR OFFERED CERTIFICATES MAY BE INSUFFICIENT TO PROTECT
YOU AGAINST ALL POTENTIAL LOSSES

     The Amount of Credit Support Will Be Limited. The rating agencies that assign ratings to your offered certificates will establish the amount of credit support, if any, for your offered certificates based on, among other things, an assumed level of defaults, delinquencies and losses with respect to the related mortgage assets. Actual losses may, however, exceed the assumed levels. See
"Description of the Certificates--Allocation of Losses and Shortfalls" and
"Description of Credit Support." If actual losses on the related mortgage assets exceed the assumed levels, you may be required to bear the additional losses.

     Credit Support May Not Cover All Types of Losses. The credit support, if any, for your offered certificates may not cover all of your potential losses.
For example, some forms of credit support may not cover or may provide limited protection against losses that you may suffer by reason of fraud or negligence or as a result of uninsured casualties at the real properties securing the underlying mortgage loans. You may be required to bear any losses which are not covered by the credit support.

     Disproportionate Benefits May Be Given to Some Classes and Series to the
Detriment of Others. If a form of credit support covers multiple classes or series and losses exceed the amount of that credit support, it is possible that the holders of offered certificates of another series or class will be disproportionately benefited by that credit support to your detriment.

THE INVESTMENT PERFORMANCE OF YOUR OFFERED CERTIFICATES WILL DEPEND UPON
PAYMENTS, DEFAULTS AND LOSSES ON THE UNDERLYING MORTGAGE LOANS; AND THOSE
PAYMENTS, DEFAULTS AND LOSSES MAY BE HIGHLY UNPREDICTABLE

     The Terms of the Underlying Mortgage Loans Will Affect Payments on Your
Offered Certificates. Each of the mortgage loans underlying the offered certificates will specify the terms on which the related borrower must repay the outstanding principal amount of the loan. The rate, timing and amount of scheduled payments of principal may vary, and may vary significantly, from mortgage loan to mortgage loan. The rate at which the underlying mortgage loans amortize will directly affect the rate at which the principal balance or notional amount of your offered certificates is paid down or otherwise reduced.

     In addition, any mortgage loan underlying the offered certificates may permit the related borrower during some or all of the loan term to prepay the loan. In general, a borrower will be more likely to prepay its mortgage loan when it has an economic incentive to do so, such as obtaining a larger loan on the same underlying real property or a lower or otherwise more advantageous interest rate through refinancing. If a mortgage loan includes some form of prepayment restriction, the likelihood of prepayment should decline. These restrictions may include--

     o    an absolute or partial prohibition against voluntary prepayments during some or all of the loan term, or

                                       14

     o    a requirement that voluntary prepayments be accompanied by some form of prepayment premium, fee or charge during some or all of the loan term.

In many cases, however, there will be no restriction associated with the application of insurance proceeds or condemnation proceeds as a prepayment of principal.

     The Terms of the Underlying Mortgage Loans Do Not Provide Absolute
Certainty as Regards the Rate, Timing and Amount of Payments on Your Offered
Certificates. Notwithstanding the terms of the mortgage loans backing your offered certificates, the amount, rate and timing of payments and other collections on those mortgage loans will, to some degree, be unpredictable because of borrower defaults and because of casualties and condemnations with respect to the underlying real properties.

     The investment performance of your offered certificates may vary materially and adversely from your expectations due to--

     o    the rate of prepayments and other unscheduled collections of principal on the underlying mortgage loans being faster or slower than you anticipated, or

     o    the rate of defaults on the underlying mortgage loans being faster, or the severity of losses on the underlying mortgage loans being greater, than you anticipated.

     The actual yield to you, as a holder of an offered certificate, may not equal the yield you anticipated at the time of your purchase, and the total return on investment that you expected may not be realized. In deciding whether to purchase any offered certificates, you should make an independent decision as to the appropriate prepayment, default and loss assumptions to be used. If the trust assets underlying your offered certificates include mortgage-backed securities, the terms of those securities may soften or enhance the effects to you that may result from prepayments, defaults and losses on the mortgage loans that ultimately back those securities.

     Prepayments on the Underlying Mortgage Loans Will Affect the Average Life
of Your Offered Certificates; and the Rate and Timing of Those Prepayments May
Be Highly Unpredictable. Payments of principal and/or interest on your offered certificates will depend upon, among other things, the rate and timing of payments on the related mortgage assets. Prepayments on the underlying mortgage loans may result in a faster rate of principal payments on your offered certificates, thereby resulting in a shorter average life for your offered certificates than if those prepayments had not occurred. The rate and timing of principal prepayments on pools of mortgage loans varies among pools and is influenced by a variety of economic, demographic, geographic, social, tax and legal factors. Accordingly, neither you nor we can predict the rate and timing of principal prepayments on the mortgage loans underlying your offered certificates. As a result, repayment of your offered certificates could occur significantly earlier or later, and the average life of your offered certificates could be significantly shorter or longer, than you expected.

     The extent to which prepayments on the underlying mortgage loans ultimately affect the average life of your offered certificates depends on the terms and provisions of your offered certificates. A class of offered certificates may entitle the holders to a pro rata share of any prepayments on the underlying mortgage loans, to all or a disproportionately large share of those prepayments, or to none or a disproportionately small share of those prepayments. If you are entitled to a disproportionately large share of any prepayments on the underlying mortgage loans, your offered certificates may be retired at an earlier date. If, however, you are only entitled to a small share of the prepayments on the underlying mortgage loans, the average life of your offered certificates may be extended. Your entitlement to receive payments, including prepayments, of principal of the underlying mortgage loans may--

     o    vary based on the occurrence of specified events, such as the retirement of one or more other classes of certificates of the same series, or

     o    be subject to various contingencies, such as prepayment and default rates with respect to the underlying mortgage loans.

     We will describe the terms and provisions of your offered certificates more fully in the related prospectus supplement.

     Prepayments on the Underlying Mortgage Loans Will Affect the Yield on Your
Offered Certificates; and the Rate and Timing of Those Prepayments May Be
Highly Unpredictable. If you purchase your

                                       15

offered certificates at a discount or premium, the yield on your offered certificates will be sensitive to prepayments on the underlying mortgage loans.
If you purchase your offered certificates at a discount, you should consider the risk that a slower than anticipated rate of principal payments on the underlying mortgage loans could result in your actual yield being lower than your anticipated yield. Alternatively, if you purchase your offered certificates at a premium, you should consider the risk that a faster than anticipated rate of principal payments on the underlying mortgage loans could result in your actual yield being lower than your anticipated yield. The potential effect that prepayments may have on the yield of your offered certificates will increase as the discount deepens or the premium increases. If the amount of interest payable on your offered certificates is disproportionately large, as compared to the amount of principal payable on your offered certificates, you may fail to recover your original investment under some prepayment scenarios. The rate and timing of principal prepayments on pools of mortgage loans varies among pools and is influenced by a variety of economic, demographic, geographic, social, tax and legal factors. Accordingly, neither you nor we can predict the rate and timing of principal prepayments on the mortgage loans underlying your offered certificates.

     Delinquencies, Defaults and Losses on the Underlying Mortgage Loans May
Affect the Amount and Timing of Payments on Your Offered Certificates; and the
Rate and Timing of Those Delinquencies and Defaults, and the Severity of Those
Losses, Are Highly Unpredictable. The rate and timing of delinquencies and defaults, and the severity of losses, on the underlying mortgage loans will impact the amount and timing of payments on a series of offered certificates to the extent that their effects are not offset by delinquency advances or some form of credit support.

     Unless otherwise covered by delinquency advances or some form of credit support, defaults on the underlying mortgage loans may delay payments on a series of offered certificates while the defaulted mortgage loans are worked-out or liquidated. However, liquidations of defaulted mortgage loans prior to maturity could affect the yield and average life of an offered certificate in a manner similar to a voluntary prepayment.

     If you calculate your anticipated yield to maturity based on an assumed rate of default and amount of losses on the underlying mortgage loans that is lower than the default rate and amount of losses actually experienced, then, to the extent that you are required to bear the additional losses, your actual yield to maturity will be lower than you calculated and could, under some scenarios, be negative. Furthermore, the timing of losses on the underlying mortgage loans can affect your yield. In general, the earlier you bear any loss on an underlying mortgage loan, the greater the negative effect on your yield.

     See "--Repayment of a Commercial or Multifamily Mortgage Loan Depends Upon
the Performance and Value of the Underlying Real Property, Which May Decline
Over Time, and the Related Borrower's Ability to Refinance the Property, of
Which There Is No Assurance" below.

     There Is an Increased Risk of Default Associated with Balloon
Payments. Any of the mortgage loans underlying your offered certificates may be nonamortizing or only partially amortizing. The borrower under a mortgage loan of that type is required to make substantial payments of principal and interest, which are commonly called balloon payments, on the maturity date of the loan. The ability of the borrower to make a balloon payment depends upon the borrower's ability to refinance or sell the real property securing the loan. The ability of the borrower to refinance or sell the property will be affected by a number of factors, including:

     o    the fair market value and condition of the underlying real property;

     o    the level of interest rates;

     o    the borrower's equity in the underlying real property;

     o    the borrower's financial condition;

     o    the operating history of the underlying real property;

     o    changes in zoning and tax laws;

     o    changes in competition in the relevant area;

     o    changes in rental rates in the relevant area;

                                       16

     o    changes in governmental regulation and fiscal policy;

     o    prevailing general and regional economic conditions;

     o    the state of the fixed income and mortgage markets; and

     o    the availability of credit for multifamily rental or commercial properties.

     See "--Repayment of a Commercial or Multifamily Mortgage Loan Depends Upon
the Performance and Value of the Underlying Real Property, Which May Decline
Over Time, and the Related Borrower's Ability to Refinance the Property, of
Which There Is No Assurance" below.

     Neither we nor any of our affiliates will be obligated to refinance any mortgage loan underlying your offered certificates.

     The related master servicer or special servicer may, within prescribed limits, extend and modify mortgage loans underlying your offered certificates that are in default or as to which a payment default is imminent in order to maximize recoveries on the defaulted loans. The related master servicer or special servicer is only required to determine that any extension or modification is reasonably likely to produce a greater recovery than a liquidation of the real property securing the defaulted loan. There is a risk that the decision of the master servicer or special servicer to extend or modify a mortgage loan may not in fact produce a greater recovery.

REPAYMENT OF A COMMERCIAL OR MULTIFAMILY MORTGAGE LOAN DEPENDS UPON THE
PERFORMANCE AND VALUE OF THE UNDERLYING REAL PROPERTY, WHICH MAY DECLINE OVER
TIME, AND THE RELATED BORROWER'S ABILITY TO REFINANCE THE PROPERTY, OF WHICH
THERE IS NO ASSURANCE

     Most of the Mortgage Loans Underlying Your Offered Certificates Will Be
Nonrecourse. You should consider all of the mortgage loans underlying your offered certificates to be nonrecourse loans. This means that, in the event of a default, recourse will be limited to the related real property or properties securing the defaulted mortgage loan. In those cases where recourse to a borrower or guarantor is permitted by the loan documents, we generally will not undertake any evaluation of the financial condition of that borrower or guarantor. Consequently, full and timely payment on each mortgage loan underlying your offered certificates will depend on one or more of the following:

     o    the sufficiency of the net operating income of the applicable real property;

     o    the market value of the applicable real property at or prior to maturity; and

     o    the ability of the related borrower to refinance or sell the applicable real property.

     In general, the value of a multifamily or commercial property will depend on its ability to generate net operating income. The ability of an owner to finance a multifamily or commercial property will depend, in large part, on the property's value and ability to generate net operating income.

     Unless we state otherwise in the related prospectus supplement, none of the mortgage loans underlying your offered certificates will be insured or guaranteed by any governmental entity or private mortgage insurer.

     The risks associated with lending on multifamily and commercial properties are inherently different from those associated with lending on the security of single-family residential properties. This is because multifamily rental and commercial real estate lending involves larger loans and, as described above, repayment is dependent upon the successful operation and value of the related real estate project.

     Many Risk Factors Are Common to Most or All Multifamily and Commercial
Properties. The following factors, among others, will affect the ability of a multifamily or commercial property to generate net operating income and, accordingly, its value:

     o    the age, design and construction quality of the property;

     o    perceptions regarding the safety, convenience and attractiveness of the property;

     o    the characteristics of the neighborhood where the property is located;

                                       17

     o    the proximity and attractiveness of competing properties;

     o    the existence and construction of competing properties;

     o    the adequacy of the property's management and maintenance;

     o    national, regional or local economic conditions, including plant closings, industry slowdowns and unemployment rates;

     o    local real estate conditions, including an increase in or oversupply of comparable commercial or residential space;

     o    demographic factors;

     o    customer tastes and preferences;

     o    retroactive changes in building codes; and

     o    changes in governmental rules, regulations and fiscal policies, including environmental legislation.

     Particular factors that may adversely affect the ability of a multifamily or commercial property to generate net operating income include:

     o    an increase in interest rates, real estate taxes and other operating expenses;

     o    an increase in the capital expenditures needed to maintain the property or make improvements;

     o    a decline in the financial condition of a major tenant and, in particular, a sole tenant or anchor tenant;

     o    an increase in vacancy rates;

     o    a decline in rental rates as leases are renewed or replaced; and

     o    natural disasters and civil disturbances such as earthquakes, hurricanes, floods, eruptions or riots.

     The volatility of net operating income generated by a multifamily or commercial property over time will be influenced by many of the foregoing factors, as well as by:

     o    the length of tenant leases;

     o    the creditworthiness of tenants;

     o    the rental rates at which leases are renewed or replaced;

     o    the percentage of total property expenses in relation to revenue;

     o    the ratio of fixed operating expenses to those that vary with revenues; and

     o    the level of capital expenditures required to maintain the property and to maintain or replace tenants.

Therefore, commercial and multifamily properties with short-term or less creditworthy sources of revenue and/or relatively high operating costs, such as those operated as hospitality and self-storage properties, can be expected to have more volatile cash flows than commercial and multifamily properties with medium- to long-term leases from creditworthy tenants and/or relatively low operating costs. A decline in the real estate market will tend to have a more immediate effect on the net operating income of commercial and multifamily properties with short-term revenue sources and may lead to higher rates of delinquency or defaults on the mortgage loans secured by those properties.

     The Successful Operation of a Multifamily or Commercial Property Depends
on Tenants. Generally, multifamily and commercial properties are subject to leases. The owner of a multifamily or commercial property typically uses lease or rental payments for the following purposes:

     o    to pay for maintenance and other operating expenses associated with the property;

     o    to fund repairs, replacements and capital improvements at the property; and

                                       18

     o    to service mortgage loans secured by, and any other debt obligations associated with operating, the property.

     Factors that may adversely affect the ability of a multifamily or commercial property to generate net operating income from lease and rental payments include:

     o    an increase in vacancy rates, which may result from tenants deciding not to renew an existing lease or discontinuing operations;

     o    an increase in tenant payment defaults;

     o    a decline in rental rates as leases are entered into, renewed or extended at lower rates;

     o    an increase in the capital expenditures needed to maintain the property or to make improvements; and

     o    a decline in the financial condition of a major or sole tenant.

     Various factors that will affect the operation and value of a commercial property include:

     o    the business operated by the tenants;

     o    the creditworthiness of the tenants; and

     o    the number of tenants.

     Dependence on a Single Tenant or a Small Number of Tenants Makes a
Property Riskier Collateral. In those cases where an income-producing property is leased to a single tenant or is primarily leased to one or a small number of major tenants, a deterioration in the financial condition or a change in the plan of operations of any of those tenants can have particularly significant effects on the net operating income generated by the property. If any of those tenants defaults under or fails to renew its lease, the resulting adverse financial effect on the operation of the property will be substantially more severe than would be the case with respect to a property occupied by a large number of less significant tenants.

     An income-producing property operated for retail, office or industrial purposes also may be adversely affected by a decline in a particular business or industry if a concentration of tenants at the property is engaged in that business or industry.

     Tenant Bankruptcy Adversely Affects Property Performance. The bankruptcy or insolvency of a major tenant, or a number of smaller tenants, at a commercial property may adversely affect the income produced by the property.
Under the U.S. Bankruptcy Code, a tenant has the option of assuming or rejecting any unexpired lease. If the tenant rejects the lease, the landlord's claim for breach of the lease would be a general unsecured claim against the tenant unless there is collateral securing the claim. The claim would be limited to:

     o    the unpaid rent reserved under the lease for the periods prior to the bankruptcy petition or any earlier surrender of the leased premises, plus

     o    an amount, not to exceed three years' rent, equal to the greater of one year's rent and 15% of the remaining reserved rent.

     The Success of an Income-Producing Property Depends on Reletting Vacant
Spaces. The operations at an income-producing property will be adversely affected if the owner or property manager is unable to renew leases or relet space on comparable terms when existing leases expire and/or become defaulted.
Even if vacated space is successfully relet, the costs associated with reletting, including tenant improvements and leasing commissions in the case of income-producing properties operated for retail, office or industrial purposes, can be substantial and could reduce cash flow from the income-producing properties. Moreover, if a tenant at a income-producing property defaults in its lease obligations, the landlord may incur substantial costs and experience significant delays associated with enforcing its rights and protecting its investment, including costs incurred in renovating and reletting the property.

     If an income-producing property has multiple tenants, re-leasing expenditures may be more frequent than in the case of a property with fewer tenants, thereby reducing the cash flow generated by the

                                       19

multi-tenanted property. Multi-tenanted properties may also experience higher continuing vacancy rates and greater volatility in rental income and expenses.

     Property Value May Be Adversely Affected Even When Current Operating
Income Is Not. Various factors may affect the value of multifamily and commercial properties without affecting their current net operating income, including:

     o    changes in interest rates;

     o    the availability of refinancing sources;

     o    changes in governmental regulations, licensing or fiscal policy;

     o    changes in zoning or tax laws; and

     o    potential environmental or other legal liabilities.

     Property Management May Affect Property Operations and Value. The
operation of an income-producing property will depend upon the property manager's performance and viability. The property manager generally is responsible for:

     o    responding to changes in the local market;

     o    planning and implementing the rental structure, including staggering durations of leases and establishing levels of rent payments;

     o    operating the property and providing building services;

     o    managing operating expenses; and

     o    ensuring that maintenance and capital improvements are carried out in a timely fashion.

     Income-producing properties that derive revenues primarily from short-term rental commitments, such as hospitality or self-storage properties, generally require more intensive management than properties leased to tenants under long-term leases.

     By controlling costs, providing appropriate and efficient services to tenants and maintaining improvements in good condition, a property manager can--

     o    maintain or improve occupancy rates, business and cash flow,

     o    reduce operating and repair costs, and

     o    preserve building value.

On the other hand, management errors can, in some cases, impair the long term viability of an income-producing property.

     Maintaining a Property in Good Condition Is Expensive. The owner may be required to expend a substantial amount to maintain, renovate or refurbish a commercial or multifamily property. Failure to do so may materially impair the property's ability to generate cash flow. The effects of poor construction quality will increase over time in the form of increased maintenance and capital improvements. Even superior construction will deteriorate over time if management does not schedule and perform adequate maintenance in a timely fashion. There can be no assurance that an income-producing property will generate sufficient cash flow to cover the increased costs of maintenance and capital improvements in addition to paying debt service on the mortgage loan(s)
that may encumber that property.

     Competition Will Adversely Affect the Profitability and Value of an
Income-Producing Property. Some income-producing properties are located in highly competitive areas. Comparable income-producing properties located in the same area compete on the basis of a number of factors including:

     o    rental rates;

     o    location;

     o    type of business or services and amenities offered; and

     o    nature and condition of the particular property.

                                       20

     The profitability and value of an income-producing property may be adversely affected by a comparable property that:

     o    offers lower rents;

     o    has lower operating costs;

     o    offers a more favorable location; or

     o    offers better facilities.

     Costs of renovating, refurbishing or expanding an income-producing property in order to remain competitive can be substantial.

     Various Types of Income-Producing Properties May Present Special
Risks. The relative importance of any factor affecting the value or operation of an income-producing property will depend on the type and use of the property. In addition, the type and use of a particular income-producing property may present special risks. For example--

     o    Health care-related facilities and casinos are subject to significant governmental regulation of the ownership, operation, maintenance and/or financing of those properties.

     o    Multifamily rental properties, manufactured housing communities and mobile home parks may be subject to rent control or rent stabilization laws and laws governing landlord/tenant relationships.

     o    Hospitality and restaurant properties are often operated under franchise, management or operating agreements, which may be terminable by the franchisor or operator. Moreover, the transferability of a hotel's or restaurant's operating, liquor and other licenses upon a transfer of the hotel or restaurant is subject to local law requirements.

     o    Depending on their location, recreational and resort properties, properties that provide entertainment services, hospitality properties, restaurants and taverns, mini-warehouses and self-storage facilities tend to be adversely affected more quickly by a general economic downturn than other types of commercial properties.

     o    Marinas will be affected by various statutes and government regulations that govern the use of, and construction on, rivers, lakes and other waterways.

     o    Some recreational and hospitality properties may have seasonal fluctuations and/or may be adversely affected by prolonged unfavorable weather conditions.

     o    Churches and other religious facilities may be highly dependent on donations which are likely to decline as economic conditions decline.

     o    Properties used as gas stations, automotive sales and service centers, dry cleaners, warehouses and industrial facilities may be more likely to have environmental issues.

     Additionally, many types of commercial properties are not readily convertible to alternative uses if the original use is not successful or may require significant capital expenditures to effect any conversion to an alternative use. As a result, the liquidation value of any of those types of property would be substantially less than would otherwise be the case. See
"Description of the Trust Assets--Mortgage Loans--A Discussion of the Various
Types of Multifamily and Commercial Properties that May Secure Mortgage Loans
Underlying a Series of Offered Certificates."

BORROWER CONCENTRATION WITHIN A TRUST EXPOSES INVESTORS TO GREATER RISK OF
DEFAULT AND LOSS

     A particular borrower or group of related borrowers may be associated with multiple real properties securing the mortgage loans underlying a series of offered certificates. The bankruptcy or insolvency of, or other financial problems with respect to, that borrower or group of borrowers could have an adverse effect on--

                                       21

     o    the operation of all of the related real properties, and

     o    the ability of those properties to produce sufficient cash flow to make required payments on the related mortgage loans.

For example, if a borrower or group of related borrowers that owns or controls several real properties experiences financial difficulty at one of those properties, it could defer maintenance at another of those properties in order to satisfy current expenses with respect to the first property. That borrower or group of related borrowers could also attempt to avert foreclosure by filing a bankruptcy petition that might have the effect of interrupting debt service payments on all the related mortgage loans for an indefinite period. In addition, multiple real properties owned by the same borrower or related borrowers are likely to have common management. This would increase the risk that financial or other difficulties experienced by the property manager could have a greater impact on the owner of the related loans.

LOAN CONCENTRATION WITHIN A TRUST EXPOSES INVESTORS TO GREATER RISK OF DEFAULT
AND LOSS

     Any of the mortgage assets in one of our trusts may be substantially larger than the other assets in that trust. In general, the inclusion in a trust of one or more mortgage assets that have outstanding principal balances that are substantially larger than the other mortgage assets in the trust can result in losses that are more severe, relative to the size of the related mortgage asset pool, than would be the case if the total principal balance of that pool were distributed more evenly.

GEOGRAPHIC CONCENTRATION WITHIN A TRUST EXPOSES INVESTORS TO GREATER RISK OF
DEFAULT AND LOSS

     If a material concentration of mortgage loans underlying a series of offered certificates is secured by real properties in a particular locale, state or region, then the holders of those certificates will have a greater exposure to:

     o    any adverse economic developments that occur in the locale, state or region where the properties are located;

     o    changes in the real estate market where the properties are located;

     o    changes in governmental rules and fiscal policies in the governmental jurisdiction where the properties are located; and

     o    acts of nature, including floods, tornadoes and earthquakes, in the areas where properties are located.

CHANGES IN POOL COMPOSITION WILL CHANGE THE NATURE OF YOUR INVESTMENT

     The mortgage loans underlying any series of offered certificates will amortize at different rates and mature on different dates. In addition, some of those mortgage loans may be prepaid or liquidated. As a result, the relative composition of the related mortgage asset pool will change over time.

     If you purchase certificates with a pass-through rate that is equal to or calculated based upon a weighted average of interest rates on the underlying mortgage loans, your pass-through rate will be affected, and may decline, as the relative composition of the mortgage pool changes.

     In addition, as payments and other collections of principal are received with respect to the underlying mortgage loans, the remaining mortgage pool backing your offered certificates may exhibit an increased concentration with respect to property type, number and affiliation of borrowers and geographic location.

ADJUSTABLE RATE MORTGAGE LOANS MAY ENTAIL GREATER RISKS OF DEFAULT TO LENDERS
THAN FIXED RATE MORTGAGE LOANS

     Some or all of the mortgage loans underlying a series of offered certificates may provide for adjustments to their respective mortgage interest rates and corresponding adjustments to their respective periodic debt service payments. As the periodic debt service payment for any of those mortgage loans increases, the likelihood that cash flow from the underlying real property will be insufficient to make that periodic debt service payment and pay operating expenses also increases.

                                       22

SUBORDINATE DEBT INCREASES THE LIKELIHOOD THAT A BORROWER WILL DEFAULT ON A
MORTGAGE LOAN UNDERLYING YOUR OFFERED CERTIFICATES

     Some or all of the mortgage loans included in one of our trusts may permit the related borrower to encumber the related real property with additional secured debt.

     Even if a mortgage loan prohibits further encumbrance of the related real property, a violation of this prohibition may not become evident until the affected mortgage loan otherwise defaults. Accordingly, a lender, such as one of our trusts, may not realistically be able to prevent a borrower from incurring subordinate debt.

     The existence of any secured subordinated indebtedness increases the difficulty of refinancing a mortgage loan at the loan's maturity. In addition, the related borrower may have difficulty repaying multiple loans. The existence of other debt, secured or otherwise, may also increase the likelihood of a borrower bankruptcy. Moreover, the filing of a petition in bankruptcy by, or on behalf of, a junior lienholder may stay the senior lienholder from taking action to foreclose out the junior lien. See "Legal Aspects of Mortgage
Loans--Subordinate Financing."

BORROWER BANKRUPTCY PROCEEDINGS CAN DELAY AND IMPAIR RECOVERY ON A MORTGAGE
LOAN UNDERLYING YOUR OFFERED CERTIFICATES

     Under the U.S. Bankruptcy Code, the filing of a petition in bankruptcy by or against a borrower will stay the sale of a real property owned by that borrower, as well as the commencement or continuation of a foreclosure action.

     In addition, if a court determines that the value of a real property is less than the principal balance of the mortgage loan it secures, the court may reduce the amount of secured indebtedness to the then-value of the property.
This would make the lender a general unsecured creditor for the difference between the then-value of the property and the amount of its outstanding mortgage indebtedness.

     A bankruptcy court also may:

     o    grant a debtor a reasonable time to cure a payment default on a mortgage loan;

     o    reduce monthly payments due under a mortgage loan;

     o    change the rate of interest due on a mortgage loan; or

     o    otherwise alter a mortgage loan's repayment schedule.

     Furthermore, the borrower, as debtor-in-possession, or its bankruptcy trustee has special powers to avoid, subordinate or disallow debts. In some circumstances, the claims of a secured lender, such as one of our trusts, may be subordinated to financing obtained by a debtor-in-possession subsequent to its bankruptcy.

     Under the U.S. Bankruptcy Code, a lender will be stayed from enforcing a borrower's assignment of rents and leases. The U.S. Bankruptcy Code also may interfere with a lender's ability to enforce lockbox requirements. The legal proceedings necessary to resolve these issues can be time consuming and may significantly delay the receipt of rents. Rents also may escape an assignment to the extent they are used by borrower to maintain its property or for other court authorized expenses.

     As a result of the foregoing, the related trust's recovery with respect to borrowers in bankruptcy proceedings may be significantly delayed, and the total amount ultimately collected may be substantially less than the amount owed.

JURISDICTIONS WITH ONE ACTION OR SECURITY FIRST RULES AND/OR ANTI-DEFICIENCY
LEGISLATION MAY LIMIT THE ABILITY OF THE SPECIAL SERVICER TO FORECLOSE ON A
REAL PROPERTY OR TO REALIZE ON OBLIGATIONS SECURED BY A REAL PROPERTY

     Several states, including California, have laws that prohibit more than one "judicial action" to enforce a mortgage obligation, requiring the lender to exhaust the real property security for such obligation first and/or limiting the ability of the lender to recover a deficiency judgment from the obligor

                                       23

following the lender's realization upon the collateral. This could be particularly problematic for cross-collateralized, cross-defaulted or multi-property mortgage loans secured by real properties located in multiple states where only some of those states have such rules. A lender who proceeds in violation of these rules may run the risk of forfeiting collateral and/or forfeiting the right to enforce the underlying obligation. In some jurisdictions, the benefits of such laws may also be available to a guarantor of the underlying obligation, thereby limiting the ability of the lender to recover against a guarantor without first proceeding against the collateral and without a judicial foreclosure. Accordingly, where real properties are located in jurisdictions in which "one action", "security first" and/or
"anti-deficiency" rules may be applicable, the special servicer should seek to obtain advice of counsel prior to enforcing any of the trust's rights under any of the related mortgage loans and/or guarantees of those mortgage loans. As a result, the special servicer may incur additional -- and perhaps significantly additional -- delay and expense in foreclosing on the underlying real properties located in states affected by "one action", "security first" or
"anti-deficiency" rules. See "Legal Aspects of Mortgage Loans--Foreclosure--One
Action and Security First Rules" and "--Foreclosure--Anti-Deficiency
Legislation".

TAXES ON FORECLOSURE PROPERTY WILL REDUCE AMOUNTS AVAILABLE TO MAKE PAYMENTS ON
THE OFFERED CERTIFICATES

     One of our trusts may be designated, in whole or in part, as a real estate mortgage investment conduit or a financial asset securitization investment trust for federal income tax purposes. If that trust acquires a real property through a foreclosure or deed in lieu of foreclosure, then the related special servicer may be required to retain an independent contractor to operate and manage the property. Receipt of the following types of income on that property will subject the trust to federal, and possibly state or local, tax on that income at the highest marginal corporate tax rate:

     o    any net income from that operation and management that does not consist of qualifying rents from real property within the meaning of
          Section 856(d) of the Internal Revenue Code of 1986, and

     o    any rental income based on the net profits of a tenant or sub-tenant or allocable to a service that is non-customary in the area and for the type of building involved.

These taxes would reduce the net proceeds available for payment with respect to the related offered certificates.

ENVIRONMENTAL LIABILITIES WILL ADVERSELY AFFECT THE VALUE AND OPERATION OF THE
CONTAMINATED PROPERTY AND MAY DETER A LENDER FROM FORECLOSING

     There can be no assurance--

     o    as to the degree of environmental testing conducted at any of the real properties securing the mortgage loans that back your offered certificates;

     o    that the environmental testing conducted by or on behalf of the applicable originators or any other parties in connection with the origination of those mortgage loans or otherwise identified all adverse environmental conditions and risks at the related real properties;

     o    that the results of the environmental testing were accurately evaluated in all cases;

     o    that the related borrowers have implemented or will implement all operations and maintenance plans and other remedial actions recommended by any environmental consultant that may have conducted testing at the related real properties; or

     o    that the recommended action will fully remediate or otherwise address all the identified adverse environmental conditions and risks.

     Environmental site assessments vary considerably in their content, quality and cost. Even when adhering to good professional practices, environmental consultants will sometimes not detect significant environmental problems because to do an exhaustive environmental assessment would be far too costly and time-consuming to be practical.

                                       24

     In addition, the current environmental condition of a real property securing a mortgage loan underlying your offered certificates could be adversely affected by--

     o    tenants at the property, such as gasoline stations or dry cleaners, or

     o    conditions or operations in the vicinity of the property, such as leaking underground storage tanks at another property nearby.

     Various environmental laws may make a current or previous owner or operator of real property liable for the costs of removal or remediation of hazardous or toxic substances on, under or adjacent to the property. Those laws often impose liability whether or not the owner or operator knew of, or was responsible for, the presence of the hazardous or toxic substances. For example, there are laws that impose liability for release of asbestos containing materials into the air or require the removal or containment of the materials. The owner's liability for any required remediation generally is unlimited and could exceed the value of the property and/or the total assets of the owner. In addition, the presence of hazardous or toxic substances, or the failure to remediate the adverse environmental condition, may adversely affect the owner's or operator's ability to use the affected property. In some states, contamination of a property may give rise to a lien on the property to ensure the costs of cleanup. Depending on the state, this lien may have priority over the lien of an existing mortgage, deed of trust or other security instrument.
In addition, third parties may seek recovery from owners or operators of real property for personal injury associated with exposure to hazardous substances, including asbestos and lead-based paint. Persons who arrange for the disposal or treatment of hazardous or toxic substances may be liable for the costs of removal or remediation of the substances at the disposal or treatment facility.

     The federal Comprehensive Environmental Response, Compensation and
Liability Act of 1980, as amended, as well as other federal and state laws, provide that a secured lender, such as one of our trusts, may be liable as an
"owner" or "operator" of the real property, regardless of whether the borrower or a previous owner caused the environmental damage, if--

     o    agents or employees of the lender are deemed to have participated in the management of the borrower, or

     o    the lender actually takes possession of a borrower's property or control of its day-to-day operations, including through the appointment of a receiver or foreclosure.

     Although recently enacted legislation clarifies the activities in which a lender may engage without becoming subject to liability under the federal
Comprehensive Environmental Response, Compensation and Liability Act of 1980,
as amended, and similar federal laws, that legislation has no applicability to state environmental laws. Moreover, future laws, ordinances or regulations could impose material environmental liability.

     Federal law requires owners of residential housing constructed prior to
1978--

     o    to disclose to potential residents or purchasers information in their possession regarding the presence of known lead-based paint or lead-based paint-related hazards in such housing, and

     o    to deliver to potential residents or purchasers a United States
          Environmental Protection Agency approved information pamphlet describing the potential hazards to pregnant women and young children, including that the ingestion of lead-based paint chips and/or the inhalation of dust particles from lead-based paint by children can cause permanent injury, even at low levels of exposure.

     Property owners may be liable for injuries to their tenants resulting from exposure under various laws that impose affirmative obligations on property owners of residential housing containing lead-based paint.

SOME PROVISIONS IN THE MORTGAGE LOANS UNDERLYING YOUR OFFERED CERTIFICATES MAY
BE CHALLENGED AS BEING UNENFORCEABLE

     Cross-Collateralization Arrangements. It may be possible to challenge cross-collateralization arrangements involving more than one borrower as a fraudulent conveyance, even if the borrowers are related. If one of those borrowers were to become a debtor in a bankruptcy case, creditors of the bankrupt

                                       25

party or the representative of the bankruptcy estate of the bankrupt party could seek to have the bankruptcy court avoid any lien granted by the bankrupt party to secure repayment of another borrower's loan. In order to do so, the court would have to determine that--

     o    the bankrupt party--

          1.   was insolvent at the time of granting the lien,

          2.   was rendered insolvent by the granting of the lien,

          3.   was left with inadequate capital, or

          4.   was not able to pay its debts as they matured; and

     o    the bankrupt party did not, when it allowed its property to be encumbered by a lien securing the other borrower's loan, receive fair consideration or reasonably equivalent value for pledging its property for the equal benefit of the other borrower.

If the court were to conclude that the granting of the lien was an avoidable fraudulent conveyance, it could nullify the lien or security instrument effecting the cross-collateralization. The court could also allow the bankrupt party to recover payments it made under the avoided cross-collateralization.

     Prepayment Premiums, Fees and Charges. Under the laws of a number of states, the enforceability of any mortgage loan provisions that require payment of a prepayment premium, fee or charge upon an involuntary prepayment, is unclear. If those provisions were unenforceable, borrowers would have an incentive to default in order to prepay their loans.

     Due-on-Sale and Debt Acceleration Clauses. Some or all of the mortgage loans included in one of our trusts may contain a due-on-sale clause, which permits the lender, with some exceptions, to accelerate the maturity of the mortgage loan upon the sale, transfer or conveyance of--

     o    the related real property, or

     o    a majority ownership interest in the related borrower.

     We anticipate that all of the mortgage loans included in one of our trusts will contain some form of debt-acceleration clause, which permits the lender to accelerate the debt upon specified monetary or non-monetary defaults by the related borrower.

     The courts of all states will enforce acceleration clauses in the event of a material payment default. The equity courts of any state, however, may refuse to allow the foreclosure of a mortgage, deed of trust or other security instrument or to permit the acceleration of the indebtedness if:

     o    the default is deemed to be immaterial,

     o    the exercise of those remedies would be inequitable or unjust, or

     o    the circumstances would render the acceleration unconscionable.

     Assignments of Leases. Some or all of the mortgage loans included in one of our trusts may be secured by, among other things, an assignment of leases and rents. Under that document, the related borrower will assign its right, title and interest as landlord under the leases on the related real property and the income derived from those leases to the lender as further security for the related mortgage loan, while retaining a license to collect rents for so long as there is no default. In the event the borrower defaults, the license terminates and the lender is entitled to collect rents. In some cases, those assignments may not be perfected as security interests prior to actual possession of the cash flow. Accordingly, state law may require that the lender take possession of the property and obtain a judicial appointment of a receiver before becoming entitled to collect the rents. In addition, the commencement of bankruptcy or similar proceedings by or with respect to the borrower will adversely affect the lender's ability to collect the rents. See "Legal Aspects of Mortgage Loans--Bankruptcy Laws."

     Defeasance. A mortgage loan underlying a series of offered certificates may permit the related borrower, during the periods specified and subject to the conditions set forth in the loan, to pledge to the holder of the mortgage loan a specified amount of direct, non-callable United States government

                                       26

securities and thereby obtain a release of the related mortgaged property. The cash amount which a borrower must expend to purchase, or must deliver to a master servicer in order for the master servicer to purchase, the required
United States government securities may be in excess of the principal balance of the mortgage loan. A court could interpret that excess amount as a form of prepayment premium or could take it into account for usury purposes. In some states, some forms of prepayment premiums are unenforceable. If the payment of that excess amount were held to be unenforceable, the remaining portion of the cash amount to be delivered may be insufficient to purchase the requisite amount of United States government securities.

CERTAIN ASPECTS OF SUBORDINATION AGREEMENTS, INCLUDING CO-LENDER AGREEMENTS
EXECUTED IN CONNECTION WITH MORTGAGE LOANS UNDERLYING YOUR OFFERED CERTIFICATES
THAT ARE PART OF A SPLIT LOAN STRUCTURE, MAY BE UNENFORCEABLE.

     Pursuant to co-lender agreements for certain of the mortgage loans included in one of our trusts, which mortgage loans are either part of a split loan structure or loan combination that includes a subordinate non-trust mortgage loan, or are senior to a second mortgage loan made to a common borrower, the subordinate lenders may have agreed that they will not take any direct actions with respect to the related subordinated debt, including any actions relating to the bankruptcy of the related borrower, and that the holder of the related mortgage loan that is included in our trust (through an applicable servicer) will have all rights to direct all such actions. There can be no assurance that in the event of the borrower's bankruptcy, a court will enforce such restrictions against a subordinated lender. While subordination agreements are generally enforceable in bankruptcy, in its decision in In re
203 North LaSalle Street Partnership, 246 B.R. 325 (Bankr. N.D. Ill. March 10,
2000), the United States Bankruptcy Court for the Northern District of Illinois
refused to enforce a provision of a subordination agreement that allowed a first mortgagee to vote a second mortgagee's claim with respect to a Chapter 11 reorganization plan on the grounds that pre-bankruptcy contracts cannot override rights expressly provided by the Bankruptcy Code. This holding, which one court has already followed, potentially limits the ability of a senior lender to accept or reject a reorganization plan or to control the enforcement of remedies against a common borrower over a subordinated lender's objections.
In the event the foregoing holding is followed with respect to a co-lender relationship related to one of the mortgage loans underlying your offered certificates, the trustee's recovery with respect to the related borrower in a bankruptcy proceeding may be significantly delayed, and the aggregate amount ultimately collected may be substantially less than the amount owed.

LACK OF INSURANCE COVERAGE EXPOSES A TRUST TO RISK FOR PARTICULAR SPECIAL
HAZARD LOSSES

     In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements of a property by fire, lightning, explosion, smoke, windstorm and hail, and riot, strike and civil commotion, subject to the conditions and exclusions specified in the related policy. Most insurance policies typically do not cover any physical damage resulting from, among other things:

     o    war,

     o    revolution,

     o    governmental actions,

     o    floods and other water-related causes,

     o    earth movement, including earthquakes, landslides and mudflows,

     o    wet or dry rot,

     o    vermin, and

     o    domestic animals.

     Unless the related mortgage loan documents specifically require the borrower to insure against physical damage arising from these causes, then the resulting losses may be borne by you as a holder of offered certificates.

                                       27

GROUND LEASES CREATE RISKS FOR LENDERS THAT ARE NOT PRESENT WHEN LENDING ON AN
ACTUAL OWNERSHIP INTEREST IN A REAL PROPERTY

     In order to secure a mortgage loan, a borrower may grant a lien on its leasehold interest in a real property as tenant under a ground lease. If the ground lease does not provide for notice to a lender of a default thereunder on the part of the borrower, together with a reasonable opportunity for the lender to cure the default, the lender may be unable to prevent termination of the lease and may lose its collateral.

     In addition, upon the bankruptcy of a landlord or a tenant under a ground lease, the debtor entity has the right to assume or reject the ground lease. If a debtor landlord rejects the lease, the tenant has the right to remain in possession of its leased premises at the rent reserved in the lease for the term, including renewals. If a debtor tenant rejects any or all of its leases, the tenant's lender may not be able to succeed to the tenant's position under the lease unless the landlord has specifically granted the lender that right.
If both the landlord and the tenant are involved in bankruptcy proceedings, the trustee for your offered certificates may be unable to enforce the bankrupt tenant's obligation to refuse to treat as terminated a ground lease rejected by a bankrupt landlord. In those circumstances, it is possible that the trustee could be deprived of its security interest in the leasehold estate, notwithstanding lender protection provisions contained in the lease or mortgage loan documents.

     Further, in a recent decision by the United States Court of Appeals for the Seventh Circuit (Precision Indus. v. Qualitech Steel SBQ, LLC, 2003 U.S.
App. LEXIS 7612 (7th Cir. Apr. 23, 2003)), the court ruled that where a statutory sale of the leased property occurs under Section 363(f) of the U.S.
Bankruptcy Code upon the bankruptcy of a landlord, such sale terminates a lessee's possessory interest in the property, and the purchaser assumes title free and clear of any interest, including any leasehold estates. Pursuant to
Section 363(e) of the U.S. Bankruptcy Code, a lessee may request the bankruptcy court to prohibit or condition the statutory sale of the property so as to provide adequate protection of the leasehold interest; however, the court ruled that this provision does not ensure continued possession of the property, but rather entitles the lessee to compensation for the value of its leasehold interest, typically from the sale proceeds. As a result, there can be no assurance that, in the event of a statutory sale of leased property pursuant to
Section 363(f) of the Bankruptcy Code, the lessee may be able to maintain possession of the property under the ground lease. In addition, there can be no assurance that the lessee and/or the lender (to the extent it can obtain standing to intervene) will be able to recuperate the full value of the leasehold interest in bankruptcy court.

CHANGES IN ZONING LAWS MAY ADVERSELY AFFECT THE USE OR VALUE OF A REAL PROPERTY

     Due to changes in zoning requirements since construction, an income-producing property may not comply with current zoning laws, including density, use, parking and set back requirements. Accordingly, the property may be a permitted non-conforming structure or the operation of the property may be a permitted non-conforming use. This means that the owner is not required to alter the property's structure or use to comply with the new law, but the owner may be limited in its ability to rebuild the premises "as is" in the event of a substantial casualty loss. This may adversely affect the cash flow available following the casualty. If a substantial casualty were to occur, insurance proceeds may not be sufficient to pay a mortgage loan secured by the property in full. In addition, if the property were repaired or restored in conformity with the current law, its value or revenue-producing potential may be less than that which existed before the casualty.

COMPLIANCE WITH THE AMERICANS WITH DISABILITIES ACT OF 1990 MAY BE EXPENSIVE

     Under the Americans with Disabilities Act of 1990, all public accommodations are required to meet federal requirements related to access and use by disabled persons. If a property does not currently comply with that Act, the property owner may be required to incur significant costs in order to effect that compliance. This will reduce the amount of cash flow available to cover other required maintenance and capital improvements and to pay debt service on the mortgage loan(s) that may encumber that property. There can be no assurance that the owner will have sufficient funds to cover the costs necessary to comply with that Act. In addition, noncompliance could result in the imposition of fines by the federal government or an award or damages to private litigants.

                                       28

LITIGATION MAY ADVERSELY AFFECT A BORROWER'S ABILITY TO REPAY ITS MORTGAGE LOAN

     The owner of a multifamily or commercial property may be a defendant in a litigation arising out of, among other things, the following:

     o    breach of contract involving a tenant, a supplier or other party;

     o    negligence resulting in a personal injury, or

     o    responsibility for an environmental problem.

     Litigation will divert the owner's attention from operating its property.
If the litigation were decided adversely to the owner, the award to the plaintiff may adversely affect the owner's ability to repay a mortgage loan secured by the property.

RESIDUAL INTERESTS IN A REAL ESTATE MORTGAGE INVESTMENT CONDUIT HAVE ADVERSE
TAX CONSEQUENCES

     Inclusion of Taxable Income in Excess of Cash Received. If you own a
certificate that is a residual interest in a real estate mortgage investment conduit, or REMIC, for federal income tax purposes, you will have to report on your income tax return as ordinary income your pro rata share of the taxable income of that REMIC, regardless of the amount or timing of your possible receipt of any cash on the certificate. As a result, your offered certificate may have phantom income early in the term of the REMIC because the taxable income from the certificate may exceed the amount of economic income, if any, attributable to the certificate. While you will have a corresponding amount of tax losses later in the term of the REMIC, the present value of the phantom income may significantly exceed the present value of the tax losses. Therefore, the after-tax yield on any REMIC residual certificate may be significantly less than that of a corporate bond or other instrument having similar cash flow characteristics. In fact, some offered certificates that are residual interests, may have a negative value.

     You will have to report your share of the taxable income and net loss of the REMIC until all the certificates in the related series have a principal balance of zero. See "Federal Income Tax Consequences--REMICs."

     Some Taxable Income of a Residual Interest Cannot Be Offset Under the
Internal Revenue Code of 1986. A portion of the taxable income from a REMIC residual certificate may be treated as excess inclusions under the Internal
Revenue Code of 1986. You will have to pay tax on the excess inclusions regardless of whether you have other credits, deductions or losses. In particular, the tax on excess inclusion:

     o    generally will not be reduced by losses from other activities,

     o    for a tax-exempt holder, will be treated as unrelated business taxable income, and

     o    for a foreign holder, will not qualify for any exemption from withholding tax.

     Individuals and Certain Entities Should Not Invest in REMIC Residual
Certificates. The fees and non-interest expenses of a REMIC will be allocated pro rata to certificates that are residual interests in the REMIC. However, individuals will only be able to deduct these expenses as miscellaneous itemized deductions, which are subject to numerous restrictions and limitations under the Internal Revenue Code of 1986. Therefore, the certificates that are residual interests generally are not appropriate investments for:

     o    individuals,

     o    estates,

     o    trusts beneficially owned by any individual or estate, and

     o    pass-through entities having any individual, estate or trust as a shareholder, member or partner.

                                       29

     In addition, the REMIC residual certificates will be subject to numerous transfer restrictions. These restrictions will reduce your ability to liquidate a REMIC residual certificate. For example, unless we indicate otherwise in the related prospectus supplement, you will not be able to transfer a REMIC residual certificate to--

     o    a foreign person under the Internal Revenue Code of 1986, or

     o    a U.S. person that is classified as a partnership under the Internal
          Revenue Code of 1986, unless all of its beneficial owners are U.S.
          taxpayers, or

     o    a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of a U.S. taxpayer

     See "Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC
Residual Certificates."

PROBLEMS WITH BOOK-ENTRY REGISTRATION

     Your offered certificates may be issued in book-entry form through the facilities of the Depository Trust Company. As a result--

     o    you will be able to exercise your rights as a certificateholder only indirectly through the Depository Trust Company and its participating organizations;

     o    you may have only limited access to information regarding your offered certificates;

     o    you may suffer delays in the receipt of payments on your offered certificates; and

     o    your ability to pledge or otherwise take action with respect to your offered certificates may be limited due to the lack of a physical certificate evidencing your ownership of those certificates.

     See "Description of the Certificates--Book-Entry Registration and
Definitive Certificates."

POTENTIAL CONFLICTS OF INTEREST CAN AFFECT A PERSON'S PERFORMANCE

     The master servicer or special servicer for one of our trusts, or any of their respective affiliates, may purchase certificates evidencing interests in that trust.

     In addition, the master servicer or special servicer for one of our trusts, or any of their respective affiliates, may have interests in, or other financial relationships with, borrowers under the related mortgage loans.

     In servicing the mortgage loans in any of our trusts, the related master servicer and special servicer will each be required to observe the terms of the governing document(s) for the related series of offered certificates and, in particular, to act in accordance with the servicing standard described in the related prospectus supplement. You should consider, however, that either of these parties, if it or an affiliate owns certificates, or has financial interests in or other financial dealings with any of the related borrowers, may have interests when dealing with the mortgage loans underlying your offered certificates that are in conflict with your interests. For example, if the related special servicer owns any certificates, it could seek to mitigate the potential loss on its certificates from a troubled mortgage loan by delaying enforcement in the hope of realizing greater proceeds in the future. However, this action by a special servicer could result a lower recovery to the related trust than would have been the case if the special servicer had not delayed in taking enforcement action.

     Furthermore, the master servicer or special servicer for any of our trusts may service existing and new loans for third parties, including portfolios of loans similar to the mortgage loans included in that trust. The properties securing these other loans may be in the same markets as and compete with the properties securing mortgage loans in our trust. Accordingly, that master servicer or special servicer may be acting on behalf of parties with conflicting interests.

                    CAPITALIZED TERMS USED IN THIS PROSPECTUS

     From time to time we use capitalized terms in this prospectus. Each of those capitalized terms will have the meaning assigned to it in the "Glossary"
attached to this prospectus.

                                       30

                        DESCRIPTION OF THE TRUST ASSETS

GENERAL

     We will be responsible for establishing the trust underlying each series of offered certificates. The assets of the trust will primarily consist of:

     o    various types of multifamily and/or commercial mortgage loans;

     o    mortgage participations, pass-through certificates, collateralized mortgage obligations or other mortgage-backed securities that directly or indirectly evidence interests in, or are secured by pledges of, one or more of various types of multifamily and/or commercial mortgage loans; or

     o    a combination of mortgage loans and mortgage-backed securities of the types described above.

     We do not originate mortgage loans. Accordingly, we must acquire each of the mortgage loans to be included in one of our trusts from the originator or a subsequent assignee. In some cases, that originator or subsequent assignee will be one of our affiliates.

     Unless we indicate otherwise in the related prospectus supplement, we will acquire, directly or through one of our affiliates, in the secondary market, any mortgage-backed security to be included in one of our trusts.

     Neither we nor any of our affiliates will guarantee any of the mortgage assets included in one of our trusts. Furthermore, unless we indicate otherwise in the related prospectus supplement, no governmental agency or instrumentality will guarantee or insure any of those mortgage assets.

MORTGAGE LOANS

     General. Each mortgage loan underlying the offered certificates will constitute the obligation of one or more persons to repay a debt. That obligation will be evidenced by a promissory note or bond. In addition, that obligation will be secured by a mortgage, deed of trust or other security instrument that creates a first or junior lien on, or security interest in, an interest in one or more of the following types of real property:

     o    rental or cooperatively-owned buildings with multiple dwelling units;

     o    retail properties related to the sale of consumer goods and other products to the general public, such as shopping centers, malls, factory outlet centers, automotive sales centers, department stores and other retail stores, grocery stores, specialty shops, convenience stores and gas stations;

     o    retail properties related to providing entertainment, recreational and personal services to the general public, such as movie theaters, fitness centers, bowling alleys, salons, dry cleaners and automotive service centers;

     o    office properties;

     o    hospitality properties, such as hotels, motels and other lodging facilities;

     o    casino properties;

     o    health care-related properties, such as hospitals, skilled nursing facilities, nursing homes, congregate care facilities and, in some cases, assisted living centers and senior housing;

     o    industrial properties;

     o    warehouse facilities, mini-warehouse facilities and self-storage facilities;

     o    restaurants, taverns and other establishments involved in the food and beverage industry;

     o    manufactured housing communities, mobile home parks and recreational vehicle parks;

     o    recreational and resort properties, such as golf courses, marinas, ski resorts and amusement parks;

     o    arenas and stadiums;

                                       31

     o    churches and other religious facilities;

     o    parking lots and garages;

     o    mixed use properties;

     o    other income-producing properties; and

     o    unimproved land.

     The real property interests that may be encumbered in order to secure a mortgage loan underlying your offered certificates, include--

     o    a fee interest or estate, which consists of ownership of the property for an indefinite period,

     o    an estate for years, which consists of ownership of the property for a specified period of years,

     o    a leasehold interest or estate, which consists of a right to occupy and use the property for a specified period of years, subject to the terms and conditions of a lease,

     o    shares in a cooperative corporation which owns the property, or

     o    any other real estate interest under applicable local law.

Any of these real property interests may be subject to deed restrictions, easements, rights of way and other matters of public record with respect to the related property. In addition, the use of, and improvements that may be constructed on, any particular real property will, in most cases, be subject to zoning laws and other legal restrictions.

     Most, if not all, of the mortgage loans underlying a series of offered certificates will be secured by liens on real properties located in the United
States, its territories and possessions. However, some of those mortgage loans may be secured by liens on real properties located outside the United States, its territories and possessions, provided that foreign mortgage loans do not represent more than 10% of the related mortgage asset pool, by balance.

     If we so indicate in the related prospectus supplement, one or more of the mortgage loans underlying a series of offered certificates may be secured by a junior lien on the related real property. However, the loan or loans secured by the more senior liens on that property may not be included in the related trust. The primary risk to the holder of a mortgage loan secured by a junior lien on a real property is the possibility that the foreclosure proceeds remaining after payment of the loans secured by more senior liens on that property will be insufficient to pay the junior loan in full. In a foreclosure proceeding, the sale proceeds are applied--

     o    first, to the payment of court costs and fees in connection with the foreclosure,

     o    second, to the payment of real estate taxes, and

     o    third, to the payment of any and all principal, interest, prepayment or acceleration penalties, and other amounts owing to the holder of the senior loans.

The claims of the holders of the senior loans must be satisfied in full before the holder of the junior loan receives any payments with respect to the junior loan. If a lender forecloses on a junior loan, it does so subject to any related senior loans.

     If we so indicate in the related prospectus supplement, the mortgage loans underlying a series of offered certificates may be delinquent as of the date the certificates are initially issued. In those cases, we will describe in the related prospectus supplement--

     o    the period of the delinquency,

     o    any forbearance arrangement then in effect,

     o    the condition of the related real property, and

     o    the ability of the related real property to generate income to service the mortgage debt.

We will not, however, transfer any mortgage loan to a trust if we know that the mortgage loan is, at the time of transfer, more than 90 days delinquent with respect to any scheduled payment of principal or interest or in foreclosure.

                                       32

     A Discussion of the Various Types of Multifamily and Commercial Properties
that May Secure Mortgage Loans Underlying a Series of Offered Certificates. The
mortgage loans underlying a series of offered certificates may be secured by numerous types of multifamily and commercial properties. As we discuss below under "--Mortgage Loans--Default and Loss Considerations with Respect to
Commercial and Multifamily Mortgage Loans," the adequacy of an income-producing property as security for a mortgage loan depends in large part on its value and ability to generate net operating income. Set forth below is a discussion of some of the various factors that may affect the value and operations of the indicated types of multifamily and commercial properties.

     Multifamily Rental Properties. Factors affecting the value and operation of a multifamily rental property include:

     o    the physical attributes of the property, such as its age, appearance, amenities and construction quality;

     o    the types of services offered at the property;

     o    the location of the property;

     o    the characteristics of the surrounding neighborhood, which may change over time;

     o    the rents charged for dwelling units at the property relative to the rents charged for comparable units at competing properties;

     o    the ability of management to provide adequate maintenance and insurance;

     o    the property's reputation;

     o    the level of mortgage interest rates, which may encourage tenants to purchase rather than lease housing;

     o    the existence or construction of competing or alternative residential properties, including other apartment buildings and complexes, manufactured housing communities, mobile home parks and single-family housing;

     o    the dependence upon governmental programs that provide rent subsidies to tenants pursuant to tenant voucher programs or tax credits to developers to provide certain types of development;

     o    the ability of management to respond to competition;

     o    the tenant mix and whether the property is primarily occupied by workers from a particular company or type of business, personnel from a local military base or students;

     o    adverse local, regional or national economic conditions, which may limit the amount that may be charged for rents and may result in a reduction in timely rent payments or a reduction in occupancy levels;

     o    state and local regulations, which may affect the property owner's ability to increase rent to the market rent for an equivalent apartment;

     o    the extent to which the property is subject to land use restrictive covenants or contractual covenants that require that units be rented to low income tenants;

     o    the extent to which the cost of operating the property, including the cost of utilities and the cost of required capital expenditures, may increase; and

     o    the extent to which increases in operating costs may be passed through to tenants.

     Because units in a multifamily rental property are leased to individuals, usually for no more than a year, the property is likely to respond relatively quickly to a downturn in the local economy or to the closing of a major employer in the area.

     Some states regulate the relationship of an owner and its tenants at a multifamily rental property. Among other things, these states may--

     o    require written leases;

                                       33

     o    require good cause for eviction;

     o    require disclosure of fees;

     o    prohibit unreasonable rules;

     o    prohibit retaliatory evictions;

     o    prohibit restrictions on a resident's choice of unit vendors;

     o    limit the bases on which a landlord may increase rent; or

     o    prohibit a landlord from terminating a tenancy solely by reason of the sale of the owner's building.

     Apartment building owners have been the subject of suits under state
Unfair and Deceptive Practices Acts and other general consumer protection statutes for coercive, abusive or unconscionable leasing and sales practices.

     Some counties and municipalities also impose rent control regulations on apartment buildings. These regulations may limit rent increases to--

     o    fixed percentages,

     o    percentages of increases in the consumer price index,

     o    increases set or approved by a governmental agency, or

     o    increases determined through mediation or binding arbitration.

     In many cases, the rent control laws do not provide for decontrol of rental rates upon vacancy of individual units. Any limitations on a landlord's ability to raise rents at a multifamily rental property may impair the landlord's ability to repay a mortgage loan secured by the property or to meet operating costs.

     Some multifamily rental properties are subject to land use restrictive covenants or contractual covenants in favor of federal or state housing agencies. These covenants generally require that a minimum number or percentage of units be rented to tenants who have incomes that are substantially lower than median incomes in the area or region. These covenants may limit the potential rental rates that may be charged at a multifamily rental property, the potential tenant base for the property or both. An owner may subject a multifamily rental property to these covenants in exchange for tax credits or rent subsidies. When the credits or subsidies cease, net operating income will decline. In addition, the differences in rents between subsidized or supported properties and other multifamily rental properties in the same area may not be a sufficient economic incentive for some eligible tenants to reside at a subsidized or supported property that may have fewer amenities or be less attractive as a residence. As a result, occupancy levels at a subsidized or supported property may decline, which may adversely affect the value and successful operation of the property.

     Some mortgage loans underlying the offered certificates will be secured by--

     o    the related borrower's interest in multiple units in a residential condominium project, and

     o    the related voting rights in the owners' association for the project.

Due to the nature of condominiums, a default on any of those mortgage loans will not allow the related special servicer the same flexibility in realizing on the real property collateral as is generally available with respect to multifamily rental properties that are not condominiums. The rights of other unit owners, the governing documents of the owners' association and the state and local laws applicable to condominiums must be considered and respected.
Consequently, servicing and realizing upon the collateral for those mortgage loans could subject the related trust to greater delay, expense and risk than a loan secured by a multifamily rental property that is not a condominium.

     Cooperatively-Owned Apartment Buildings. Some multifamily properties are owned or leased by cooperative corporations. In general, each shareholder in the corporation is entitled to occupy a particular apartment unit under a long-term proprietary lease or occupancy agreement.

     A tenant/shareholder of a cooperative corporation must make a monthly maintenance payment to the corporation. The monthly maintenance payment represents a tenant/shareholder's pro rata share of the corporation's--

                                       34

     o    mortgage loan payments,

     o    real property taxes,

     o    maintenance expenses, and

     o    other capital and ordinary expenses of the property.

These monthly maintenance payments are in addition to any payments of principal and interest the tenant/shareholder must make on any loans of the tenant/shareholder secured by its shares in the corporation.

     A cooperative corporation is directly responsible for building maintenance and payment of real estate taxes and hazard and liability insurance premiums. A cooperative corporation's ability to meet debt service obligations on a mortgage loan secured by, and to pay all other operating expenses of, the cooperatively owned property depends primarily upon the receipt of--

     o    maintenance payments from the tenant/shareholders, and

     o    any rental income from units or commercial space that the cooperative corporation might control.

     A cooperative corporation may have to impose special assessments on the tenant/shareholders in order to pay unanticipated expenditures. Accordingly, a cooperative corporation is highly dependent on the financial well being of its tenant/shareholders. A cooperative corporation's ability to pay the amount of any balloon payment due at the maturity of a mortgage loan secured by the cooperatively owned property depends primarily on its ability to refinance the property. Additional factors likely to affect the economic performance of a cooperative corporation include--

     o    the failure of the corporation to qualify for favorable tax treatment as a "cooperative housing corporation" each year, which may reduce the cash flow available to make debt service payments on a mortgage loan secured by cooperatively owned property; and

     o    the possibility that, upon foreclosure, if the cooperatively owned property becomes a rental property, certain units could be subject to rent control, stabilization and tenants' rights law, at below market rents, which may affect rental income levels and the marketability and sale proceeds of the ensuing rental property as a whole.

     In a typical cooperative conversion plan, the owner of a rental apartment building contracts to sell the building to a newly formed cooperative corporation. Shares are allocated to each apartment unit by the owner or sponsor. The current tenants have a specified period to subscribe at prices discounted from the prices to be offered to the public after that period. As part of the consideration for the sale, the owner or sponsor receives all the unsold shares of the cooperative corporation. In general the sponsor controls the corporation's board of directors and management for a limited period of time. If the sponsor holds the shares allocated to a large number of apartment units, the lender on a mortgage loan secured by a cooperatively owned property may be adversely affected by a decline in the creditworthiness of the sponsor.

     Many cooperative conversion plans are non-eviction plans. Under a non-eviction plan, a tenant at the time of conversion who chooses not to purchase shares is entitled to reside in its apartment unit as a subtenant from the owner of the shares allocated to that unit. Any applicable rent control or rent stabilization laws would continue to be applicable to the subtenancy. In addition, the subtenant may be entitled to renew its lease for an indefinite number of years with continued protection from rent increases above those permitted by any applicable rent control and rent stabilization laws. The owner/shareholder is responsible for the maintenance payments to the cooperative corporation without regard to whether it receives rent from the subtenant or whether the rent payments are lower than maintenance payments on the unit. Newly-formed cooperative corporations typically have the greatest concentration of non-tenant/ shareholders.

     Retail Properties.  The term "retail property" encompasses a broad range of properties at which businesses sell consumer goods and other products and provide various entertainment, recreational or personal services to the general public. Some examples of retail properties include--

                                       35

     o    shopping centers,

     o    factory outlet centers,

     o    malls,

     o    automotive sales and service centers,

     o    consumer oriented businesses,

     o    department stores,

     o    grocery stores,

     o    convenience stores,

     o    specialty shops,

     o    gas stations,

     o    movie theaters,

     o    fitness centers,

     o    bowling alleys,

     o    salons, and

     o    dry cleaners.

     Unless owner occupied, retail properties generally derive all or a substantial percentage of their income from lease payments from commercial tenants. Therefore, it is important for the owner of a retail property to attract and keep tenants, particularly significant tenants, that are able to meet their lease obligations. In order to attract tenants, the owner of a retail property may be required to--

     o    lower rents,

     o    grant a potential tenant a free rent or reduced rent period,

     o    improve the condition of the property generally, or

     o    make at its own expense, or grant a rent abatement to cover, tenant improvements for a potential tenant.

     A prospective tenant will also be interested in the number and type of customers that it will be able to attract at a particular retail property. The ability of a tenant at a particular retail property to attract customers will be affected by a number of factors related to the property and the surrounding area, including:

     o    competition from other retail properties;

     o    perceptions regarding the safety, convenience and attractiveness of the property;

     o    perceptions regarding the safety of the surrounding area;

     o    demographics of the surrounding area;

     o    the strength and stability of the local, regional and national economies;

     o    traffic patterns and access to major thoroughfares;

     o    the visibility of the property;

     o    availability of parking;

     o    the particular mixture of the goods and services offered at the property;

     o    customer tastes, preferences and spending patterns; and

     o    the drawing power of other tenants.

                                       36

     The success of a retail property is often dependent on the success of its tenants' businesses. A significant component of the total rent paid by tenants of retail properties is often tied to a percentage of gross sales or revenues.
Declines in sales or revenues of the tenants will likely cause a corresponding decline in percentage rents and/or impair the tenants' ability to pay their rent or other occupancy costs. A default by a tenant under its lease could result in delays and costs in enforcing the landlord's rights. Retail properties would be directly and adversely affected by a decline in the local economy and reduced consumer spending.

     Repayment of a mortgage loan secured by a retail property will be affected by the expiration of space leases at the property and the ability of the borrower to renew or relet the space on comparable terms. Even if vacant space is successfully relet, the costs associated with reletting, including tenant improvements, leasing commissions and free rent, may be substantial and could reduce cash flow from a retail property.

     The presence or absence of an anchor tenant in a multi-tenanted retail property can be important. Anchor tenants play a key role in generating customer traffic and making the center desirable for other tenants. An anchor tenant is, in general, a retail tenant whose space is substantially larger in size than that of other tenants at the same retail property and whose operation is vital in attracting customers to the property. At some retail properties, the anchor tenant owns the space it occupies. In those cases where the property owner does not control the space occupied by the anchor tenant, the property owner may not be able to take actions with respect to the space that it otherwise typically would, such as granting concessions to retain an anchor tenant or removing an ineffective anchor tenant. In some cases, an anchor tenant may cease to operate at the property, thereby leaving its space unoccupied even though it continues to own or pay rent on the vacant space. If an anchor tenant ceases operations at a retail property, other tenants at the property may be entitled to terminate their leases prior to the scheduled termination date or to pay rent at a reduced rate for the remaining term of the lease.

     Various factors will adversely affect the economic performance of an anchored retail property, including:

     o    an anchor tenant's failure to renew its lease;

     o    termination of an anchor tenant's lease;

     o    the bankruptcy or economic decline of an anchor tenant or a self-owned anchor;

     o    the cessation of the business of a self-owned anchor or of an anchor tenant, notwithstanding its continued ownership of the previously occupied space or its continued payment of rent, as the case may be;
          or

     o    a loss of an anchor tenant's ability to attract shoppers.

     Retail properties may also face competition from sources outside a given real estate market or with lower operating costs. For example, all of the following compete with more traditional department stores and specialty shops for consumer dollars:

     o    factory outlet centers;

     o    discount shopping centers and clubs;

     o    catalogue retailers;

     o    television shopping networks and programs;

     o    internet web sites; and

     o    telemarketing.

     Similarly, home movie rentals and pay-per-view movies provide alternate sources of entertainment to movie theaters. Continued growth of these alternative retail outlets and entertainment sources, which are often characterized by lower operating costs, could adversely affect the rents collectible at retail properties.

     Gas stations, automotive sales and service centers and dry cleaners also pose unique environmental risks because of the nature of their businesses and the types of products used or sold in those businesses.

                                       37

     Office Properties.  Factors affecting the value and operation of an office property include:

     o    the number and quality of the tenants, particularly significant tenants, at the property;

     o    the physical attributes of the building in relation to competing buildings;

     o    the location of the property with respect to the central business district or population centers;

     o    demographic trends within the metropolitan area to move away from or towards the central business district;

     o    social trends combined with space management trends, which may change towards options such as telecommuting or hoteling to satisfy space needs;

     o    tax incentives offered to businesses or property owners by cities or suburbs adjacent to or near where the building is located;

     o    local competitive conditions, such as the supply of office space or the existence or construction of new competitive office buildings;

     o    the quality and philosophy of building management;

     o    access to mass transportation; and

     o    changes in zoning laws.

     Office properties may be adversely affected by an economic decline in the business operated by their tenants. The risk associated with that economic decline is increased if revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.

     Office properties are also subject to competition with other office properties in the same market. Competitive factors affecting an office property include:

     o    rental rates;

     o    the building's age, condition and design, including floor sizes and layout;

     o    access to public transportation and availability of parking; and

     o    amenities offered to its tenants, including sophisticated building systems, such as fiber optic cables, satellite communications or other base building technological features.

     The cost of refitting office space for a new tenant is often higher than for other property types.

     The success of an office property also depends on the local economy.
Factors influencing a company's decision to locate in a given area include:

     o    the cost and quality of labor;

     o    tax incentives; and

     o    quality of life matters, such as schools and cultural amenities.

     The strength and stability of the local or regional economy will affect an office property's ability to attract stable tenants on a consistent basis. A central business district may have a substantially different economy from that of a suburb.

     Hospitality Properties. Hospitality properties may involve different types of hotels and motels, including:

     o    full service hotels;

     o    resort hotels with many amenities;

     o    limited service hotels;

     o    hotels and motels associated with national or regional franchise chains;

     o    hotels that are not affiliated with any franchise chain but may have their own brand identity; and

                                       38

     o    other lodging facilities.

     Factors affecting the economic performance of a hospitality property include:

     o    the location of the property and its proximity to major population centers or attractions;

     o    the seasonal nature of business at the property;

     o    the level of room rates relative to those charged by competitors;

     o    quality and perception of the franchise affiliation;

     o    economic conditions, either local, regional or national, which may limit the amount that can be charged for a room and may result in a reduction in occupancy levels;

     o    the existence or construction of competing hospitality properties;

     o    nature and quality of the services and facilities;

     o    financial strength and capabilities of the owner and operator;

     o    the need for continuing expenditures for modernizing, refurbishing and maintaining existing facilities;

     o    increases in operating costs, which may not be offset by increased room rates;

     o    the property's dependence on business and commercial travelers and tourism;

     o    changes in travel patterns caused by changes in access, energy prices, labor strikes, relocation of highways, the reconstruction of additional highways or other factors; and

     o    changes in travel patterns caused by perceptions of travel safety, which perceptions can be significantly and adversely influenced by terrorist acts and foreign conflict as well as apprehension regarding the possibility of such acts or conflicts.

     Because limited service hotels and motels are relatively quick and inexpensive to construct and may quickly reflect a positive value, an over-building of these hotels and motels could occur in any given region, which would likely adversely affect occupancy and daily room rates. Further, because rooms at hospitality properties are generally rented for short periods of time, hospitality properties tend to be more sensitive to adverse economic conditions and competition than many other types of commercial properties. Additionally, the revenues of some hospitality properties, particularly those located in regions whose economies depend upon tourism, may be highly seasonal in nature.

     Hospitality properties may be operated under franchise agreements. The continuation of a franchise is typically subject to specified operating standards and other terms and conditions. The franchisor periodically inspects its licensed properties to confirm adherence to its operating standards. The failure of the hospitality property to maintain those standards or adhere to those other terms and conditions could result in the loss or cancellation of the franchise license. It is possible that the franchisor could condition the continuation of a franchise license on the completion of capital improvements or the making of capital expenditures that the owner of the hospitality property determines are too expensive or are otherwise unwarranted in light of the operating results or prospects of the property. In that event, the owner of the hospitality property may elect to allow the franchise license to lapse. In any case, if the franchise is terminated, the owner of the hospitality property may seek to obtain a suitable replacement franchise or to operate property independently of a franchise license. The loss of a franchise license could have a material adverse effect upon the operations or value of the hospitality property because of the loss of associated name recognition, marketing support and centralized reservation systems provided by the franchisor.

     The viability of any hospitality property that is a franchise of a national or a regional hotel or motel chain is dependent upon:

     o    the continued existence and financial strength of the franchisor;

     o    the public perception of the franchise service mark; and

                                       39

     o    the duration of the franchise licensing agreement.

     The transferability of franchise license agreements may be restricted. The consent of the franchisor would be required for the continued use of the franchise license by the hospitality property following a foreclosure.

     A lender may be unable to remove a franchisor that it desires to replace following a foreclosure. Additionally, any provision in a franchise agreement or management agreement providing for termination because of a bankruptcy of a franchisor or manager will generally not be enforceable. Further, in the event of a foreclosure on a hospitality property, the lender or other purchaser of the hospitality property may not be entitled to the rights under any associated liquor license. That party would be required to apply in its own right for a new liquor license. There can be no assurance that a new license could be obtained or that it could be obtained promptly.

     Casino Properties. Factors affecting the economic performance of a casino property include:

     o    location, including proximity to or easy access from major population centers;

     o    appearance;

     o    economic conditions, either local, regional or national, which may limit the amount of disposable income that potential patrons may have for gambling;

     o    the existence or construction of competing casinos;

     o    dependence on tourism; and

     o    local or state governmental regulation.

     Competition among major casinos may involve attracting patrons by--

     o    providing alternate forms of entertainment, such as performers and sporting events, and

     o    offering low-priced or free food and lodging.

     Casino owners may expend substantial sums to modernize, refurbish and maintain existing facilities.

     Because of their dependence on disposable income of patrons, casino properties are likely to respond quickly to a downturn in the economy.

     The ownership and operation of casino properties is often subject to local or state governmental regulation. A government agency or authority may have jurisdiction over or influence with respect to the foreclosure of a casino property or the bankruptcy of its owner or operator. In some jurisdictions, it may be necessary to receive governmental approval before foreclosing, thereby resulting in substantial delays to a lender. Gaming licenses are not transferable, including in connection with a foreclosure. There can be no assurance that a lender or another purchaser in foreclosure or otherwise will be able to obtain the requisite approvals to continue operating the foreclosed property as a casino.

     Any given state or municipality that currently allows legalized gambling could pass legislation banning it.

     The loss of a gaming license for any reason would have a material adverse effect on the value of a casino property.

     Health Care-Related Properties. Health-care related properties include:

     o    hospitals;

     o    medical offices;

     o    skilled nursing facilities;

     o    nursing homes;

     o    congregate care facilities; and

     o    in some cases, assisted living centers and housing for seniors.

                                       40

     Health care-related facilities, particularly nursing homes, may receive a substantial portion of their revenues from government reimbursement programs, primarily Medicaid and Medicare. Medicaid and Medicare are subject to:

     o    statutory and regulatory changes;

     o    retroactive rate adjustments;

     o    administrative rulings;

     o    policy interpretations;

     o    delays by fiscal intermediaries; and

     o    government funding restrictions.

All of the foregoing can adversely affect revenues from the operation a health care-related facility. Moreover, governmental payors have employed cost-containment measures that limit payments to health care providers. In addition, there are currently under consideration various proposals for national health care relief that could further limit these payments.

     Providers of long-term nursing care and other medical services are highly regulated by federal, state and local law. They are subject to numerous factors which can increase the cost of operation, limit growth and, in extreme cases, require or result in suspension or cessation of operations, including:

     o    federal and state licensing requirements;

     o    facility inspections;

     o    rate setting;

     o    reimbursement policies; and

     o    laws relating to the adequacy of medical care, distribution of pharmaceuticals, use of equipment, personnel operating policies and maintenance of and additions to facilities and services.

     Under applicable federal and state laws and regulations, Medicare and
Medicaid reimbursements generally may not be made to any person other than the provider who actually furnished the related material goods and services.
Accordingly, in the event of foreclosure on a health care-related facility, neither a lender nor other subsequent lessee or operator of the property would generally be entitled to obtain from federal or state governments any outstanding reimbursement payments relating to services furnished at the property prior to foreclosure. Furthermore, in the event of foreclosure, there can be no assurance that a lender or other purchaser in a foreclosure sale would be entitled to the rights under any required licenses and regulatory approvals. The lender or other purchaser may have to apply in its own right for those licenses and approvals. There can be no assurance that a new license could be obtained or that a new approval would be granted.

     Health care-related facilities are generally special purpose properties that could not be readily converted to general residential, retail or office use. This will adversely affect their liquidation value. Furthermore, transfers of health care-related facilities are subject to regulatory approvals under state, and in some cases federal, law not required for transfers of most other types of commercial properties.

     Industrial Properties. Industrial properties may be adversely affected by reduced demand for industrial space occasioned by a decline in a particular industry segment and/or by a general slowdown in the economy. In addition, an industrial property that suited the particular needs of its original tenant may be difficult to relet to another tenant or may become functionally obsolete relative to newer properties. Also, lease terms with respect to industrial properties are generally for shorter periods of time and may result in a substantial percentage of leases expiring in the same year at any particular industrial property.

     The value and operation of an industrial property depends on:

     o    location of the property, the desirability of which in a particular instance may depend on--

          1.  availability of labor services,

                                       41

          2.  proximity to supply sources and customers, and

          3.  accessibility to various modes of transportation and shipping, including railways, roadways, airline terminals and ports;

     o    building design of the property, the desirability of which in a particular instance may depend on--

          1.  ceiling heights,

          2.  column spacing,

          3.  number and depth of loading bays,

          4.  divisibility,

          5.  floor loading capacities,

          6.  truck turning radius,

          7.  overall functionality, and

          8.  adaptability of the property, because industrial tenants often need space that is acceptable for highly specialized activities;
              and

     o    the quality and creditworthiness of individual tenants, because industrial properties frequently have higher tenant concentrations.

     Industrial properties are generally special purpose properties that could not be readily converted to general residential, retail or office use. This will adversely affect their liquidation value. In addition, properties used for many industrial purposes are more prone to environmental concerns than other property types.

     Warehouse, Mini-Warehouse and Self-Storage Facilities. Warehouse,
mini-warehouse and self-storage properties are considered vulnerable to competition because both acquisition costs and break-even occupancy are relatively low. In addition, it would require substantial capital expenditures to convert a warehouse, mini-warehouse or self-storage property to an alternative use. This will materially impair the liquidation value of the property if its operation for storage purposes becomes unprofitable due to decreased demand, competition, age of improvements or other factors.

     Successful operation of a warehouse, mini-warehouse or self-storage property depends on--

     o    building design,

     o    location and visibility,

     o    tenant privacy,

     o    efficient access to the property,

     o    proximity to potential users, including apartment complexes or commercial users,

     o    services provided at the property, such as security,

     o    age and appearance of the improvements, and

     o    quality of management.

     In addition, it is difficult to assess the environmental risks posed by warehouse, mini-warehouse and self-storage properties due to tenant privacy restrictions, tenant anonymity and unsupervised access to such facilities.
Therefore, these facilities may pose additional environmental risks to investors. Environmental site assessments performed with respect to warehouse, mini-warehouse and self-storage properties would not include an inspection of the contents of the facilities. Therefore, it would not be possible to provide assurance that any of the units included in these kinds of facilities are free from hazardous substances or other pollutants or contaminants.

     Restaurants and Taverns. Factors affecting the economic viability of individual restaurants, taverns and other establishments that are part of the food and beverage service industry include:

                                       42

     o    competition from facilities having businesses similar to a particular restaurant or tavern;

     o    perceptions by prospective customers of safety, convenience, services and attractiveness;

     o    the cost, quality and availability of food and beverage products;

     o    negative publicity, resulting from instances of food contamination, food-borne illness and similar events;

     o    changes in demographics, consumer habits and traffic patterns;

     o    the ability to provide or contract for capable management; and

     o    retroactive changes to building codes, similar ordinances and other legal requirements.

     Adverse economic conditions, whether local, regional or national, may limit the amount that may be charged for food and beverages and the extent to which potential customers dine out. Because of the nature of the business, restaurants and taverns tend to respond to adverse economic conditions more quickly than do many other types of commercial properties. Furthermore, the transferability of any operating, liquor and other licenses to an entity acquiring a bar or restaurant, either through purchase or foreclosure, is subject to local law requirements.

     The food and beverage service industry is highly competitive. The principal means of competition are--

     o    market segment,

     o    product,

     o    price,

     o    value,

     o    quality,

     o    service,

     o    convenience,

     o    location, and

     o    the nature and condition of the restaurant facility.

     A restaurant or tavern operator competes with the operators of comparable establishments in the area in which its restaurant or tavern is located. Other restaurants could have--

     o    lower operating costs,

     o    more favorable locations,

     o    more effective marketing,

     o    more efficient operations, or

     o    better facilities.

     The location and condition of a particular restaurant or tavern will affect the number of customers and, to an extent, the prices that may be charged. The characteristics of an area or neighborhood in which a restaurant or tavern is located may change over time or in relation to competing facilities. Also, the cleanliness and maintenance at a restaurant or tavern will affect its appeal to customers. In the case of a regionally- or nationally-known chain restaurant, there may be costly expenditures for renovation, refurbishment or expansion, regardless of its condition.

     Factors affecting the success of a regionally- or nationally-known chain restaurant include:

     o    actions and omissions of any franchisor, including management practices that--

          1.  adversely affect the nature of the business, or

                                       43

          2.  require renovation, refurbishment, expansion or other
              expenditures;

     o    the degree of support provided or arranged by the franchisor, including its franchisee organizations and third-party providers of products or services; and

     o    the bankruptcy or business discontinuation of the franchisor or any of its franchisee organizations or third-party providers.

     Chain restaurants may be operated under franchise agreements. Those agreements typically do not contain provisions protective of lenders. A borrower's rights as franchisee typically may be terminated without informing the lender, and the borrower may be precluded from competing with the franchisor upon termination. In addition, a lender that acquires title to a restaurant site through foreclosure or similar proceedings may be restricted in the use of the site or may be unable to succeed to the rights of the franchisee under the related franchise agreement. The transferability of a franchise may be subject to other restrictions. Also, federal and state franchise regulations may impose additional risk, including the risk that the transfer of a franchise acquired through foreclosure or similar proceedings may require registration with governmental authorities or disclosure to prospective transferees.

     Manufactured Housing Communities, Mobile Home Parks and Recreational
Vehicle Parks. Manufactured housing communities and mobile home parks consist of land that is divided into "spaces" or "home sites" that are primarily leased to owners of the individual mobile homes or other housing units. The home owner often invests in site-specific improvements such as carports, steps, fencing, skirts around the base of the home, and landscaping. The land owner typically provides private roads within the park, common facilities and, in many cases, utilities. Due to relocation costs and, in some cases, demand for homesites, the value of a mobile home or other housing unit in place in a manufactured housing community or mobile home park is generally higher, and can be significantly higher, than the value of the same unit not placed in a manufactured housing community or mobile home park. As a result, a well-operated manufactured housing community or mobile home park that has achieved stabilized occupancy is typically able to maintain occupancy at or near that level. For the same reason, a lender that provided financing for the home of a tenant who defaulted in his or her space rent generally has an incentive to keep rental payments current until the home can be resold in place, rather than to allow the unit to be removed from the park. In general, the individual mobile homes and other housing units will not constitute collateral for a mortgage loan underlying a series of offered certificates.

     Recreational vehicle parks lease spaces primarily or exclusively for motor homes, travel trailers and portable truck campers, primarily designed for recreational, camping or travel use. In general, parks that lease recreational vehicle spaces can be viewed as having a less stable tenant population than parks occupied predominantly by mobile homes. However, it is not unusual for the owner of a recreational vehicle to leave the vehicle at the park on a year-round basis or to use the vehicle as low cost housing and reside in the park indefinitely.

     Factors affecting the successful operation of a manufactured housing community, mobile home park or recreational vehicle park include:

     o    location of the manufactured housing property;

     o    the ability of management to provide adequate maintenance and insurance;

     o    the number of comparable competing properties in the local market;

     o    the age, appearance, condition and reputation of the property;

     o    the quality of management; and

     o    the types of facilities and services it provides.

     Manufactured housing communities and mobile home parks also compete against alternative forms of residential housing, including--

     o    multifamily rental properties,

     o    cooperatively-owned apartment buildings,

                                       44

     o    condominium complexes, and

     o    single-family residential developments.

     Recreational vehicle parks also compete against alternative forms of recreation and short-term lodging, such as staying at a hotel at the beach.

     Manufactured housing communities, mobile home parks and recreational vehicle parks are special purpose properties that could not be readily converted to general residential, retail or office use. This will adversely affect the liquidation value of the property if its operation as a manufactured housing community, mobile home park or recreational vehicle park, as the case may be, becomes unprofitable due to competition, age of the improvements or other factors.

     Some states regulate the relationship of an owner of a manufactured housing community or mobile home park and its tenants in a manner similar to the way they regulate the relationship between a landlord and tenant at a multifamily rental property. In addition, some states also regulate changes in the use of a manufactured housing community or mobile home park and require that the owner give written notice to its tenants a substantial period of time prior to the projected change.

     In addition to state regulation of the landlord-tenant relationship, numerous counties and municipalities impose rent control on manufactured housing communities and mobile home parks. These ordinances may limit rent increases to--

     o    fixed percentages,

     o    percentages of increases in the consumer price index,

     o    increases set or approved by a governmental agency, or

     o    increases determined through mediation or binding arbitration.

     In many cases, the rent control laws either do not permit vacancy decontrol or permit vacancy decontrol only in the relatively rare event that the mobile home or manufactured housing unit is removed from the homesite.
Local authority to impose rent control on manufactured housing communities and mobile home parks is pre-empted by state law in some states and rent control is not imposed at the state level in those states. In some states, however, local rent control ordinances are not pre-empted for tenants having short-term or month-to-month leases, and properties there may be subject to various forms of rent control with respect to those tenants.

     Recreational and Resort Properties. Any mortgage loan underlying a series of offered certificates may be secured by a golf course, marina, ski resort, amusement park or other property used for recreational purposes or as a resort.
Factors affecting the economic performance of a property of this type include:

     o    the location and appearance of the property;

     o    the appeal of the recreational activities offered;

     o    the existence or construction of competing properties, whether or not they offer the same activities;

     o    the need to make capital expenditures to maintain, refurbish, improve and/or expand facilities in order to attract potential patrons;

     o    geographic location and dependence on tourism;

     o    changes in travel patterns caused by changes in energy prices, strikes, location of highways, construction of additional highways and similar factors;

     o    seasonality of the business, which may cause periodic fluctuations in operating revenues and expenses;

     o    sensitivity to weather and climate changes; and

     o    local, regional and national economic conditions.

                                       45

     A marina or other recreational or resort property located next to water will also be affected by various statutes and government regulations that govern the use of, and construction on, rivers, lakes and other waterways.

     Because of the nature of the business, recreational and resort properties tend to respond to adverse economic conditions more quickly than do many other types of commercial properties.

     Recreational and resort properties are generally special purpose properties that are not readily convertible to alternative uses. This will adversely affect their liquidation value.

     Arenas and Stadiums. The success of an arena or stadium generally depends on its ability to attract patrons to a variety of events, including:

     o    sporting events;

     o    musical events;

     o    theatrical events;

     o    animal shows; and/or

     o    circuses.

     The ability to attract patrons is dependent on, among others, the following factors:

     o    the appeal of the particular event;

     o    the cost of admission;

     o    perceptions by prospective patrons of the safety, convenience, services and attractiveness of the arena or stadium;

     o    perceptions by prospective patrons of the safety of the surrounding area; and

     o    the alternative forms of entertainment available in the particular locale.

     In some cases, an arena's or stadium's success will depend on its ability to attract and keep a sporting team as a tenant. An arena or stadium may become unprofitable, or unacceptable to a tenant of that type, due to decreased attendance, competition and age of improvements. Often, substantial expenditures must be made to modernize, refurbish and/or maintain existing facilities.

     Arenas and stadiums are special purpose properties which cannot be readily convertible to alternative uses. This will adversely affect their liquidation value.

     Churches and Other Religious Facilities. Churches and other religious facilities generally depend on charitable donations to meet expenses and pay for maintenance and capital expenditures. The extent of those donations is dependent on the attendance at any particular religious facility and the extent to which attendees are prepared to make donations, which is influenced by a variety of social, political and economic factors. Donations may be adversely affected by economic conditions, whether local, regional or national. Religious facilities are special purpose properties that are not readily convertible to alternative uses. This will adversely affect their liquidation value.

     Parking Lots and Garages. The primary source of income for parking lots and garages is the rental fees charged for parking spaces. Factors affecting the success of a parking lot or garage include:

     o    the number of rentable parking spaces and rates charged;

     o    the location of the lot or garage and, in particular, its proximity to places where large numbers of people work, shop or live;

     o    the amount of alternative parking spaces in the area;

     o    the availability of mass transit; and

     o    the perceptions of the safety, convenience and services of the lot or garage.

     Unimproved Land. The value of unimproved land is largely a function of its potential use. This may depend on--

                                       46

     o    its location,

     o    its size,

     o    the surrounding neighborhood, and

     o    local zoning laws.

     Default and Loss Considerations with Respect to Commercial and Multifamily
Mortgage Loans. Mortgage loans secured by liens on income-producing properties are substantially different from mortgage loans made on the security of owner-occupied single-family homes. The repayment of a loan secured by a lien on an income-producing property is typically dependent upon--

     o    the successful operation of the property, and

     o    its ability to generate income sufficient to make payments on the loan.

This is particularly true because most or all of the mortgage loans underlying the offered certificates will be nonrecourse loans.

     The debt service coverage ratio of a multifamily or commercial mortgage loan is an important measure of the likelihood of default on the loan. In general, the debt service coverage ratio of a multifamily or commercial mortgage loan at any given time is the ratio of--

     o    the amount of income derived or expected to be derived from the related real property for a twelve-month period that is available to pay debt service, to

     o    the annualized scheduled payments of principal and/or interest on the mortgage loan and any other senior loans that are secured by the related real property.

The amount described in the first bullet point of the preceding sentence is often a highly subjective number based on a variety of assumptions regarding, and adjustments to, revenues and expenses with respect to the related real property. We will provide a more detailed discussion of its calculation in the related prospectus supplement.

     The cash flow generated by a multifamily or commercial property will generally fluctuate over time and may or may not be sufficient to--

     o    make the loan payments on the related mortgage loan,

     o    cover operating expenses, and

     o    fund capital improvements at any given time.

     Operating revenues of a nonowner occupied, income-producing property may be affected by the condition of the applicable real estate market and/or area economy. Properties leased, occupied or used on a short-term basis, such as--

     o    some health care-related facilities,

     o    hotels and motels,

     o    recreational vehicle parks, and

     o    mini-warehouse and self-storage facilities,

tend to be affected more rapidly by changes in market or business conditions than do properties typically leased for longer periods, such as--

     o    warehouses,

     o    retail stores,

     o    office buildings, and

     o    industrial facilities.

     Some commercial properties may be owner-occupied or leased to a small number of tenants. Accordingly, the operating revenues may depend substantially on the financial condition of the borrower

                                       47

or one or a few tenants. Mortgage loans secured by liens on owner-occupied and single tenant properties may pose a greater likelihood of default and loss than loans secured by liens on multifamily properties or on multi-tenant commercial properties.

     Increases in property operating expenses can increase the likelihood of a borrower default on a multifamily or commercial mortgage loan secured by the property. Increases in property operating expenses may result from:

     o    increases in energy costs and labor costs;

     o    increases in interest rates and real estate tax rates; and

     o    changes in governmental rules, regulations and fiscal policies.

     Some net leases of commercial properties may provide that the lessee, rather than the borrower/ landlord, is responsible for payment of operating expenses. However, a net lease will result in stable net operating income to the borrower/landlord only if the lessee is able to pay the increased operating expense while also continuing to make rent payments.

     Lenders also look to the loan-to-value ratio of a mortgage loan as a factor in evaluating the likelihood of loss if a property is liquidated following a default. In general, the loan-to-value ratio of a multifamily or commercial mortgage loan at any given time is the ratio, expressed as a percentage, of--

     o    the then outstanding principal balance of the mortgage loan and any other senior loans that are secured by the related real property, to

     o    the estimated value of the related real property based on an appraisal, a cash flow analysis, a recent sales price or another method or benchmark of valuation.

     A low loan-to-value ratio means the borrower has a large amount of its own equity in the multifamily or commercial property that secures its loan. In these circumstances--

     o    the borrower has a greater incentive to perform under the terms of the related mortgage loan in order to protect that equity, and

     o    the lender has greater protection against loss on liquidation following a borrower default.

     Loan-to-value ratios are not necessarily an accurate measure of the likelihood of liquidation loss in a pool of multifamily and commercial mortgage loans. For example, the value of a multifamily or commercial property as of the date of initial issuance of a series of offered certificates may be less than the estimated value determined at loan origination. The value of any real property, in particular a multifamily or commercial property, will likely fluctuate from time to time. Moreover, even a current appraisal is not necessarily a reliable estimate of value. Appraised values of income-producing properties are generally based on--

     o    the market comparison method, which takes into account the recent resale value of comparable properties at the date of the appraisal;

     o    the cost replacement method, which takes into account the cost of replacing the property at the date of the appraisal;

     o    the income capitalization method, which takes into account the property's projected net cash flow; or

     o    a selection from the values derived from the foregoing methods.

     Each of these appraisal methods presents analytical difficulties. For example--

     o    it is often difficult to find truly comparable properties that have recently been sold;

     o    the replacement cost of a property may have little to do with its current market value; and

     o    income capitalization is inherently based on inexact projections of income and expense and the selection of an appropriate capitalization rate and discount rate.

     If more than one appraisal method is used and significantly different results are produced, an accurate determination of value and, correspondingly, a reliable analysis of the likelihood of default and loss, is even more difficult.

                                       48

     The value of a multifamily or commercial property will be affected by property performance. As a result, if a multifamily or commercial mortgage loan defaults because the income generated by the related property is insufficient to pay operating costs and expenses as well as debt service, then the value of the property will decline and a liquidation loss may occur.

     We believe that the foregoing considerations are important factors that generally distinguish mortgage loans secured by liens on income-producing real estate from single-family mortgage loans. However, the originators of the mortgage loans underlying your offered certificates may not have considered all of those factors for all or any of those loans.

     See "Risk Factors--Repayment of a Commercial or Multifamily Mortgage Loan
Depends on the Performance and Value of the Underlying Real Property, Which May
Decline Over Time, and the Related Borrower's Ability to Refinance the
Property, of Which There Is No Assurance."

     Payment Provisions of the Mortgage Loans. Each of the mortgage loans included in one of our trusts will have the following features:

     o    an original term to maturity of not more than approximately 40 years;
          and

     o    scheduled payments of principal, interest or both, to be made on specified dates, that occur monthly, bi-monthly, quarterly, semi-annually, annually or at some other interval.

     A mortgage loan included in one of our trusts may also include terms that:

     o    provide for the accrual of interest at a mortgage interest rate that is fixed over its term, that resets on one or more specified dates or that otherwise adjusts from time to time;

     o    provide for the accrual of interest at a mortgage interest rate that may be converted at the borrower's election from an adjustable to a fixed interest rate or from a fixed to an adjustable interest rate;

     o    provide for no accrual of interest;

     o    provide for level payments to stated maturity, for payments that reset in amount on one or more specified dates or for payments that otherwise adjust from time to time to accommodate changes in the coupon rate or to reflect the occurrence of specified events;

     o    be fully amortizing or, alternatively, may be partially amortizing or nonamortizing, with a substantial payment of principal due on its stated maturity date;

     o    permit the negative amortization or deferral of accrued interest;

     o    permit defeasance and the release of the real property collateral in connection with that defeasance; and/or

     o    prohibit some or all voluntary prepayments or require payment of a premium, fee or charge in connection with those prepayments.

     Mortgage Loan Information in Prospectus Supplements. We will describe in the related prospectus supplement the characteristics of the mortgage loans that we will include in any of our trusts. In general, we will provide in the related prospectus supplement, among other items, the following information on the particular mortgage loans in one of our trusts:

     o    the total outstanding principal balance and the largest, smallest and average outstanding principal balance of the mortgage loans;

     o    the type or types of property that provide security for repayment of the mortgage loans;

     o    the earliest and latest origination date and maturity date of the mortgage loans;

     o    the original and remaining terms to maturity of the mortgage loans, or the range of each of those terms to maturity, and the weighted average original and remaining terms to maturity of the mortgage loans;

     o    loan-to-value ratios of the mortgage loans either at origination or as of a more recent date, or the range of those loan-to-value ratios, and the weighted average of those loan-to-value ratios;

                                       49

     o    the mortgage interest rates of the mortgage loans, or the range of those mortgage interest rates, and the weighted average mortgage interest rate of the mortgage loans;

     o    if any mortgage loans have adjustable mortgage interest rates, the index or indices upon which the adjustments are based, the adjustment dates, the range of gross margins and the weighted average gross margin, and any limits on mortgage interest rate adjustments at the time of any adjustment and over the life of the loan;

     o    information on the payment characteristics of the mortgage loans, including applicable prepayment restrictions;

     o    debt service coverage ratios of the mortgage loans either at origination or as of a more recent date, or the range of those debt service coverage ratios, and the weighted average of those debt service coverage ratios; and

     o    the geographic distribution of the properties securing the mortgage loans on a state-by-state basis.

     If we are unable to provide the specific information described above at the time a series of offered certificates is initially offered, we will provide--

     o    more general information in the related prospectus supplement, and

     o    specific information in a report which will be filed with the SEC as part of a Current Report on Form 8-K within 15 days following the issuance of those certificates.

     If any mortgage loan, or group of related mortgage loans, included in one of our trusts represents a material concentration of credit risk, we will include in the related prospectus supplement financial statements or other financial information on the related real property or properties.

MORTGAGE-BACKED SECURITIES

     The mortgage-backed securities underlying a series of offered certificates may include:

     o    mortgage participations, mortgage pass-through certificates, collateralized mortgage obligations or other mortgage-backed securities that are not insured or guaranteed by any governmental agency or instrumentality, or

     o    certificates issued and/or insured or guaranteed by Freddie Mac,
          Fannie Mae, Ginnie Mae, Farmer Mac, or another federal or state governmental agency or instrumentality.

     In addition, each of those mortgage-backed securities will directly or indirectly evidence an interest in, or be secured by a pledge of, multifamily and/or commercial mortgage loans.

     Each mortgage-backed security included in one of our trusts--

     o    will have been registered under the Securities Act of 1933, as amended, or

     o    will be exempt from the registration requirements of that Act, or

     o    will have been held for at least the holding period specified in Rule
          144(k) under that Act, or

     o    may otherwise be resold by us publicly without registration under that
          Act.

     We will describe in the related prospectus supplement the characteristics of the mortgage-backed securities that we will include in any of our trusts. In general, we will provide in the related prospectus supplement, among other items, the following information on the particular mortgage-backed securities included in one of our trusts:

     o    the initial and outstanding principal amount(s) and type of the securities;

     o    the original and remaining term(s) to stated maturity of the securities;

     o    the pass-through or bond rate(s) of the securities or the formula for determining those rate(s);

     o    the payment characteristics of the securities;

     o    the identity of the issuer(s), servicer(s) and trustee(s) for the securities;

                                       50

     o    a description of the related credit support, if any;

     o    the type of mortgage loans underlying the securities;

     o    the circumstances under which the related underlying mortgage loans, or the securities themselves, may be purchased prior to maturity;

     o    the terms and conditions for substituting mortgage loans backing the securities; and

     o    the characteristics of any agreements or instruments providing interest rate protection to the securities.

     With respect to any mortgage-backed security included in one of our trusts, we will provide in our reports filed under the Securities Exchange Act of 1934, as amended, the same information regarding the security as is provided by the issuer of the security in its own reports filed under that Act, if the security was publicly offered, or in the reports the issuer of the security provides to the related trustee, if the security was privately issued.

SUBSTITUTION, ACQUISITION AND REMOVAL OF MORTGAGE ASSETS

     If so specified in the related prospectus supplement, we or another specified person or entity may be permitted, at our or its option, but subject to the conditions specified in that prospectus supplement, to acquire from the related trust particular mortgage assets underlying a series of offered certificates in exchange for:

     o    cash that would be applied to pay down the principal balances of the certificates of that series; and/or

     o    other mortgage loans or mortgage-backed securities that--

          1.   conform to the description of mortgage assets in this prospectus,
               and

          2.   satisfy the criteria set forth in the related prospectus
               supplement.

     In addition, if so specified in the related prospectus supplement, the trustee may be authorized or required to apply collections on the related mortgage assets to acquire new mortgage loans or mortgage-backed securities that--

          1.   conform to the description of mortgage assets in this prospectus,
               and

          2.   satisfy the criteria set forth in the related prospectus
               supplement.

     No replacement of mortgage assets or acquisition of new mortgage assets will be permitted if it would result in a qualification, downgrade or withdrawal of the then-current rating assigned by any rating agency to any class of affected offered certificates.

     Further, if so specified in the related prospectus supplement, a certificateholder of a series of certificates that includes offered certificates may exchange the certificates it holds for one or more of the mortgage loans or mortgage-backed securities constituting part of the mortgage pool underlying those certificates. We will describe in the related prospectus supplement the circumstances under which the exchange may occur.

UNDELIVERED MORTGAGE ASSETS

     In general, the total outstanding principal balance of the mortgage assets transferred by us to any particular trust will equal or exceed the initial total outstanding principal balance of the related series of certificates. In the event that the total outstanding principal balance of the related mortgage assets initially delivered by us to the related trustee is less than the initial total outstanding principal balance of any series of certificates, we may deposit or arrange for the deposit of cash or liquid investments on an interim basis with the related trustee to cover the shortfall. For 90 days following the date of initial issuance of that series of certificates, we will be entitled to obtain a release of the deposited cash or investments if we deliver or arrange for delivery of a corresponding amount of mortgage assets.
If we fail, however, to

                                       51

deliver mortgage assets sufficient to make up the entire shortfall, any of the cash or, following liquidation, investments remaining on deposit with the related trustee will be used by the related trustee to pay down the total principal balance of the related series of certificates, as described in the related prospectus supplement.

ACCOUNTS

     The trust assets underlying a series of offered certificates will include one or more accounts established and maintained on behalf of the holders. All payments and collections received or advanced on the mortgage assets and other trust assets will be deposited and held in those accounts. We will identify and describe those accounts, and will further describe the deposits to and withdrawals from those accounts, in the related prospectus supplement.

CREDIT SUPPORT

     The holders of any class of offered certificates may be the beneficiaries of credit support designed to protect them partially or fully against all or particular defaults and losses on the related mortgage assets. The types of credit support that may benefit the holders of a class of offered certificates include:

     o    the subordination of one or more other classes of certificates of the same series;

     o    a letter of credit;

     o    a surety bond;

     o    an insurance policy;

     o    a guarantee;

     o    a credit derivative; and/or

     o    a reserve fund.

     In the related prospectus supplement, we will describe the amount and types of any credit support benefiting the holders of a class of offered certificates.

ARRANGEMENTS PROVIDING REINVESTMENT, INTEREST RATE AND CURRENCY RELATED
PROTECTION

     The trust assets for a series of offered certificates may include guaranteed investment contracts in accordance with which moneys held in the funds and accounts established for that series will be invested at a specified rate. Those trust assets may also include:

     o    interest rate exchange agreements;

     o    interest rate cap agreements;

     o    interest rate floor agreements;

     o    currency exchange agreements; or

     o    other agreements or arrangements designed to reduce the effects of interest rate or currency exchange rate fluctuations with respect to the related mortgage assets and one or more classes of offered certificates.

     In the related prospectus supplement, we will describe any agreements or other arrangements designed to protect the holders of a class of offered certificates against shortfalls resulting from movements or fluctuations in interest rates or currency exchange rates. If applicable, we will also identify any obligor under the agreement or other arrangement.

                                       52

                       YIELD AND MATURITY CONSIDERATIONS

GENERAL

     The yield on your offered certificates will depend on--

     o    the price you paid for your offered certificates,

     o    the pass-through rate on your offered certificates,

     o    the amount and timing of payments on your offered certificates.

     The following discussion contemplates a trust established by us that consists only of mortgage loans. If one of our trusts also includes a mortgage-backed security, the payment terms of that security will soften or enhance the effects that the characteristics and behavior of mortgage loans backing that security can have on the yield to maturity and/or weighted average life of a class of offered certificates. If one of our trusts includes a mortgage-backed security, we will discuss in the related prospectus supplement the effect, if any, that the security may have on the yield to maturity and weighted average lives of the related offered certificates.

PASS-THROUGH RATE

     A class of interest-bearing offered certificates may have a fixed, variable or adjustable pass-through rate. We will specify in the related prospectus supplement the pass-through rate for each class of interest-bearing offered certificates or, if the pass-through rate is variable or adjustable, the method of determining the pass-through rate.

PAYMENT DELAYS

     There will be a delay between the date on which payments on the underlying mortgage loans are due and the date on which those payments are passed through to you and other investors. That delay will reduce the yield that would otherwise be produced if those payments were passed through on your offered certificates on the same date that they were due.

YIELD AND PREPAYMENT CONSIDERATIONS

     The yield to maturity on your offered certificates will be affected by the rate of principal payments on the underlying mortgage loans and the allocation of those principal payments to reduce the principal balance or notional amount of your offered certificates. The rate of principal payments on those mortgage loans will be affected by the following:

     o    the amortization schedules of the mortgage loans, which may change from time to time to reflect, among other things, changes in mortgage interest rates or partial prepayments of principal;

     o    the dates on which any balloon payments are due; and

     o    the rate of principal prepayments on the mortgage loans, including voluntary prepayments by borrowers and involuntary prepayments resulting from liquidations, casualties or purchases of mortgage loans.

     Because the rate of principal prepayments on the mortgage loans underlying your offered certificates will depend on future events and a variety of factors, we cannot give you any assurance as to that rate.

     The extent to which the yield to maturity of your offered certificates may vary from your anticipated yield will depend upon--

     o    whether you purchased your offered certificates at a discount or premium and, if so, the extent of that discount or premium, and

     o    when, and to what degree, payments of principal on the underlying mortgage loans are applied or otherwise result in the reduction of the principal balance or notional amount of your offered certificates.

                                       53

     If you purchase your offered certificates at a discount, you should consider the risk that a slower than anticipated rate of principal payments on the underlying mortgage loans could result in an actual yield to you that is lower than your anticipated yield. If you purchase your offered certificates at a premium, you should consider the risk that a faster than anticipated rate of principal payments on the underlying mortgage loans could result in an actual yield to you that is lower than your anticipated yield.

     If your offered certificates entitle you to payments of interest, with disproportionate, nominal or no payments of principal, you should consider that your yield will be extremely sensitive to prepayments on the underlying mortgage loans and, under some prepayment scenarios, may be negative.

     If a class of offered certificates accrues interest on a notional amount, that notional amount will, in general, either--

     o    be based on the principal balances of some or all of the mortgage assets in the related trust, or

     o    equal the total principal balance of one or more of the other classes of certificates of the same series.

Accordingly, the yield on that class of certificates will be inversely related to, as applicable, the rate at which--

     o    payments and other collections of principal are received on the mortgage assets referred to in the first bullet point of the prior sentence, or

     o    payments are made in reduction of the total principal balance of the class or classes of certificates referred to in the second bullet point of the prior sentence.

     The extent of prepayments of principal of the mortgage loans underlying your offered certificates may be affected by a number of factors, including:

     o    the availability of mortgage credit;

     o    the relative economic vitality of the area in which the related real properties are located;

     o    the quality of management of the related real properties;

     o    the servicing of the mortgage loans;

     o    possible changes in tax laws; and

     o    other opportunities for investment.

In general, those factors that increase--

     o    the attractiveness of selling or refinancing a commercial or multifamily property, or

     o    the likelihood of default under a commercial or multifamily mortgage loan,

would be expected to cause the rate of prepayment to accelerate. In contrast, those factors having an opposite effect would be expected to cause the rate of prepayment to slow.

     The rate of principal payments on the mortgage loans underlying your offered certificates may also be affected by the existence and enforceability of prepayment restrictions, such as--

     o    prepayment lock-out periods, and

     o    requirements that voluntary principal prepayments be accompanied by prepayment premiums, fees or charges.

If enforceable, those provisions could constitute either an absolute prohibition, in the case of a prepayment lock-out period, or a disincentive, in the case of a prepayment premium, fee or charge, to a borrower's voluntarily prepaying its mortgage loan, thereby slowing the rate of prepayments.

     The rate of prepayment on a pool of mortgage loans is likely to be affected by prevailing market interest rates for mortgage loans of a comparable type, term and risk level. As prevailing market interest rates decline, a borrower may have an increased incentive to refinance its mortgage loan. Even in the case

                                       54

of adjustable rate mortgage loans, as prevailing market interest rates decline, the related borrowers may have an increased incentive to refinance for the following purposes:

     o    to convert to a fixed rate loan and thereby lock in that rate, or

     o    to take advantage of a different index, margin or rate cap or floor on another adjustable rate mortgage loan.

     Subject to prevailing market interest rates and economic conditions generally, a borrower may sell a real property in order to--

     o    realize its equity in the property,

     o    meet cash flow needs or

     o    make other investments.

     Additionally, some borrowers may be motivated by federal and state tax laws, which are subject to change, to sell their properties prior to the exhaustion of tax depreciation benefits.

     We make no representation as to--

     o    the particular factors that will affect the prepayment of the mortgage loans underlying any series of offered certificates,

     o    the relative importance of those factors,

     o    the percentage of the principal balance of those mortgage loans that will be paid as of any date, or

     o    the overall rate of prepayment on those mortgage loans.

WEIGHTED AVERAGE LIFE AND MATURITY

     The rate at which principal payments are received on the mortgage loans underlying any series of offered certificates will affect the ultimate maturity and the weighted average life of one or more classes of those certificates. In general, weighted average life refers to the average amount of time that will elapse from the date of issuance of an instrument until each dollar allocable as principal of that instrument is repaid to the investor.

     The weighted average life and maturity of a class of offered certificates will be influenced by the rate at which principal on the underlying mortgage loans is paid to that class, whether in the form of--

     o    scheduled amortization, or

     o    prepayments, including--

          1.  voluntary prepayments by borrowers, and

          2.  involuntary prepayments resulting from liquidations, casualties or condemnations and purchases of mortgage loans out of the related trust.

     Prepayment rates on loans are commonly measured relative to a prepayment standard or model, such as the CPR prepayment model or the SPA prepayment model. CPR represents an assumed constant rate of prepayment each month, expressed as an annual percentage, relative to the then outstanding principal balance of a pool of mortgage loans for the life of those loans. SPA represents an assumed variable rate of prepayment each month, expressed as an annual percentage, relative to the then outstanding principal balance of a pool of mortgage loans, with different prepayment assumptions often expressed as percentages of SPA. For example, a prepayment assumption of 100% of SPA assumes prepayment rates of 0.2% per annum of the then outstanding principal balance of those loans in the first month of the life of the loans and an additional 0.2%
per annum in each month thereafter until the 30th month. Beginning in the 30th month, and in each month thereafter during the life of the loans, 100% of SPA assumes a constant prepayment rate of 6% per annum each month.

     Neither CPR nor SPA nor any other prepayment model or assumption is a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any particular pool of

                                       55

mortgage loans. Moreover, the CPR and SPA models were developed based upon historical prepayment experience for single-family mortgage loans. It is unlikely that the prepayment experience of the mortgage loans underlying your offered certificates will conform to any particular level of CPR or SPA.

     In the prospectus supplement for a series of offered certificates, we will include tables, if applicable, setting forth--

     o    the projected weighted average life of each class of those offered certificates with principal balances, and

     o    the percentage of the initial total principal balance of each class of those offered certificates that would be outstanding on specified dates,

based on the assumptions stated in that prospectus supplement, including assumptions regarding prepayments on the underlying mortgage loans. Those tables and assumptions illustrate the sensitivity of the weighted average lives of those offered certificates to various assumed prepayment rates and are not intended to predict, or to provide information that will enable you to predict, the actual weighted average lives of your offered certificates.

OTHER FACTORS AFFECTING YIELD, WEIGHTED AVERAGE LIFE AND MATURITY

     Balloon Payments; Extensions of Maturity. Some or all of the mortgage loans underlying a series of offered certificates may require that balloon payments be made at maturity. The ability of a borrower to make a balloon payment typically will depend upon its ability either--

     o    to refinance the loan, or

     o    to sell the related real property.

If a borrower is unable to refinance or sell the related real property, there is a possibility that the borrower may default on the mortgage loan or that the maturity of the mortgage loan may be extended in connection with a workout. If a borrower defaults, recovery of proceeds may be delayed by--

     o    the bankruptcy of the borrower, or

     o    adverse economic conditions in the market where the related real property is located.

     In order to minimize losses on defaulted mortgage loans, the related master servicer or special servicer may be authorized within prescribed limits to modify mortgage loans that are in default or as to which a payment default is reasonably foreseeable. Any defaulted balloon payment or modification that extends the maturity of a mortgage loan may delay payments of principal on your offered certificates and extend the weighted average life of your offered certificates.

     Negative Amortization. The weighted average life of a class of offered certificates can be affected by mortgage loans that permit negative amortization to occur. Those are the mortgage loans that provide for the current payment of interest calculated at a rate lower than the rate at which interest accrues on the mortgage loan, with the unpaid portion of that interest being added to the related principal balance. Negative amortization most commonly occurs with respect to an adjustable rate mortgage loan that:

     o    limits the amount by which its scheduled payment may adjust in response to a change in its mortgage interest rate;

     o    provides that its scheduled payment will adjust less frequently than its mortgage interest rate; or

     o    provides for constant scheduled payments regardless of adjustments to its mortgage interest rate.

     Negative amortization on one or more mortgage loans in any of our trusts may result in negative amortization on a related class of offered certificates.
We will describe in the related prospectus supplement, if applicable, the manner in which negative amortization with respect to the underlying mortgage loans is allocated among the respective classes of a series of offered certificates.

     The portion of any mortgage loan negative amortization allocated to a class of offered certificates may result in a deferral of some or all of the interest payable on those certificates. Deferred interest may

                                       56

be added to the total principal balance of a class of offered certificates. In addition, an adjustable rate mortgage loan that permits negative amortization would be expected during a period of increasing interest rates to amortize, if at all, at a slower rate than if interest rates were declining or were remaining constant. This slower rate of mortgage loan amortization would be reflected in a slower rate of amortization for one or more classes of certificates of the related series. Accordingly, there may be an increase in the weighted average lives of those classes of certificates to which any mortgage loan negative amortization would be allocated or that would bear the effects of a slower rate of amortization of the underlying mortgage loans.

     The extent to which the yield on your offered certificates may be affected by any negative amortization on the underlying mortgage loans will depend, in part, upon whether you purchase your offered certificates at a premium or a discount.

     During a period of declining interest rates, the scheduled payment on an adjustable rate mortgage loan may exceed the amount necessary to amortize the loan fully over its remaining amortization schedule and pay interest at the then applicable mortgage interest rate. The result is the accelerated amortization of the mortgage loan. The acceleration in amortization of a mortgage loan will shorten the weighted average lives of those classes of certificates that entitle their holders to a portion of the principal payments on the mortgage loan.

     Foreclosures and Payment Plans. The weighted average life of and yield on your offered certificates will be affected by--

     o    the number of foreclosures with respect to the underlying mortgage loans; and

     o    the principal amount of the foreclosed mortgage loans in relation to the principal amount of those mortgage loans that are repaid in accordance with their terms.

     Servicing decisions made with respect to the underlying mortgage loans, including the use of payment plans prior to a demand for acceleration and the restructuring of mortgage loans in bankruptcy proceedings or otherwise, may also affect the payment patterns of particular mortgage loans and, as a result, the weighted average life of and yield on your offered certificates.

     Losses and Shortfalls on the Mortgage Assets.  The yield on your offered certificates will directly depend on the extent to which you are required to bear the effects of any losses or shortfalls in collections on the underlying mortgage loans and the timing of those losses and shortfalls. In general, the earlier that you bear any loss or shortfall, the greater will be the negative effect on the yield of your offered certificates.

     The amount of any losses or shortfalls in collections on the mortgage assets in any of our trusts will, to the extent not covered or offset by draws on any reserve fund or under any instrument of credit support, be allocated among the various classes of certificates of the related series in the priority and manner, and subject to the limitations, that we specify in the related prospectus supplement. As described in the related prospectus supplement, those allocations may be effected by the following:

     o    a reduction in the entitlements to interest and/or the total principal balances of one or more classes of certificates; and/or

     o    the establishment of a priority of payments among classes of certificates.

     If you purchase subordinated certificates, the yield to maturity on those certificates may be extremely sensitive to losses and shortfalls in collections on the underlying mortgage loans.

     Additional Certificate Amortization. If your offered certificates have a principal balance, then they entitle you to a specified portion of the principal payments received on the underlying mortgage loans. They may also entitle you to payments of principal from the following sources:

     o    amounts attributable to interest accrued but not currently payable on one or more other classes of certificates of the applicable series;

     o    interest received or advanced on the underlying mortgage assets that is in excess of the interest currently accrued on the certificates of the applicable series;

                                       57

     o    prepayment premiums, fees and charges, payments from equity participations or any other amounts received on the underlying mortgage assets that do not constitute interest or principal; or

     o    any other amounts described in the related prospectus supplement.

     The amortization of your offered certificates out of the sources described in the prior paragraph would shorten their weighted average life and, if your offered certificates were purchased at a premium, reduce their yield to maturity.

                  STRUCTURED ASSET SECURITIES CORPORATION II

     We were incorporated in Delaware on October 25, 2002. We were organized, among other things, for the purposes of:

     o    acquiring mortgage loans, or interests in those loans, secured by first or junior liens on commercial and multifamily real properties;

     o    acquiring mortgage-backed securities that evidence interests in mortgage loans that are secured by commercial and multifamily real properties;

     o    forming pools of mortgage loans and mortgage-backed securities; and

     o    acting as depositor of one or more trusts formed to issue bonds, certificates of interest or other evidences of indebtedness that are secured by or represent interests in, pools of mortgage loans and mortgage-backed securities.

Our principal executive offices are located at 745 Seventh Avenue, New York,
New York 10019. Our telephone number is 212-526-7000. There can be no assurance that at any particular time we will have any significant assets.

                        DESCRIPTION OF THE CERTIFICATES

GENERAL

     Each series of offered certificates, together with any non-offered certificates of the same series, will represent the entire beneficial ownership interest in a trust established by us. Each series of offered certificates will consist of one or more classes. Any non-offered certificates of that series will likewise consist of one or more classes.

     A series of certificates consists of all those certificates that--

     o    have the same series designation;

     o    were issued under the same Governing Document; and

     o    represent beneficial ownership interests in the same trust.

     A class of certificates consists of all those certificates of a particular series that--

     o    have the same class designation; and

     o    have the same payment terms.

     The respective classes of offered and non-offered certificates of any series may have a variety of payment terms. An offered certificate may entitle the holder to receive:

     o    a stated principal amount, which will be represented by its principal balance;

     o    interest on a principal balance or notional amount, at a fixed, variable or adjustable pass-through rate;

     o    specified, fixed or variable portions of the interest, principal or other amounts received on the related mortgage assets;

     o    payments of principal, with disproportionate, nominal or no payments of interest;

                                       58

     o    payments of interest, with disproportionate, nominal or no payments of principal;

     o    payments of interest or principal that commence only as of a specified date or only after the occurrence of specified events, such as the payment in full of the interest and principal outstanding on one or more other classes of certificates of the same series;

     o    payments of principal to be made, from time to time or for designated periods, at a rate that is--

          1.   faster and, in some cases, substantially faster, or

          2.   slower and, in some cases, substantially slower,

than the rate at which payments or other collections of principal are received on the related mortgage assets;

     o    payments of principal to be made, subject to available funds, based on a specified principal payment schedule or other methodology; or

     o    payments of all or part of the prepayment or repayment premiums, fees and charges, equity participations payments or other similar items received on the related mortgage assets.

     Any class of offered certificates may be senior or subordinate to one or more other classes of certificates of the same series, including a non-offered class of certificates of that series, for purposes of some or all payments and/or allocations of losses or other shortfalls.

     A class of offered certificates may have two or more component parts, each having characteristics that are described in this prospectus as being attributable to separate and distinct classes. For example, a class of offered certificates may have a total principal balance on which it accrues interest at a fixed, variable or adjustable rate. That class of offered certificates may also accrue interest on a total notional amount at a different fixed, variable or adjustable rate. In addition, a class of offered certificates may accrue interest on one portion of its total principal balance or notional amount at one fixed, variable or adjustable rate and on another portion of its total principal balance or notional amount at a different fixed, variable or adjustable rate.

     Each class of offered certificates will be issued in minimum denominations corresponding to specified principal balances, notional amounts or percentage interests, as described in the related prospectus supplement. A class of offered certificates may be issued in fully registered, definitive form and evidenced by physical certificates or may be issued in book-entry form through the facilities of The Depository Trust Company. Offered certificates held in fully registered, definitive form may be transferred or exchanged, subject to any restrictions on transfer described in the related prospectus supplement, at the location specified in the related prospectus supplement, without the payment of any service charges, except for any tax or other governmental charge payable in connection with the transfer or exchange. Interests in offered certificates held in book-entry form will be transferred on the book-entry records of DTC and its participating organizations. If we so specify in the related prospectus supplement, we will arrange for clearance and settlement through Clearstream Banking Luxembourg or the Euroclear System, for so long as they are participants in DTC.

PAYMENTS ON THE CERTIFICATES

     General. Payments on a series of offered certificates may occur monthly, bi-monthly, quarterly, semi-annually, annually or at any other specified interval. In the prospectus supplement for each series of offered certificates, we will identify:

     o    the periodic payment date for that series, and

     o    the record date as of which certificateholders entitled to payments on any particular payment date will be established.

     All payments with respect to a class of offered certificates on any payment date will be allocated pro rata among the outstanding certificates of that class in proportion to the respective principal balances, notional amounts or percentage interests, as the case may be, of those certificates. Payments on an offered certificate will be made to the holder entitled thereto either--

                                       59

     o    by wire transfer of immediately available funds to the account of that holder at a bank or similar entity, provided that the holder has furnished the party making the payments with wiring instructions no later than the applicable record date, or a specified number of days prior to that date, and has satisfied any other conditions specified in the related prospectus supplement, or

     o    by check mailed to the address of that holder as it appears in the certificate register, in all other cases.

     In general, the final payment on any offered certificate will be made only upon presentation and surrender of that certificate at the location specified to the holder in notice of final payment.

     Payments of Interest. In the case of each class of interest-bearing offered certificates, interest will accrue from time to time, at the applicable pass-through rate and in accordance with the applicable interest accrual method, on the total outstanding principal balance or notional amount of that class.

     The pass-through rate for a class of interest-bearing offered certificates may be fixed, variable or adjustable. We will specify in the related prospectus supplement the pass-through rate for each class of interest-bearing offered certificates or, in the case of a variable or adjustable pass-through rate, the method for determining that pass-through rate.

     Interest may accrue with respect to any offered certificate on the basis of:

     o    a 360-day year consisting of 12 30-day months,

     o    the actual number of days elapsed during each relevant period in a year assumed to consist of 360 days,

     o    the actual number of days elapsed during each relevant period in a normal calendar year, or

     o    any other method identified in the related prospectus supplement.

     We will identify the interest accrual method for each class of offered certificates in the related prospectus supplement.

     Subject to available funds and any adjustments to interest entitlements described in the related prospectus supplement, accrued interest with respect to each class of interest-bearing offered certificates will normally be payable on each payment date. However, in the case of some classes of interest-bearing offered certificates, payments of accrued interest will only begin on a particular payment date or under the circumstances described in the related prospectus supplement. Prior to that time, the amount of accrued interest otherwise payable on that class will be added to its total principal balance on each date or otherwise deferred as described in the related prospectus supplement.

     If a class of offered certificates accrues interest on a total notional amount, that total notional amount, in general, will be either:

     o    based on the principal balances of some or all of the related mortgage assets; or

     o    equal to the total principal balances of one or more other classes of certificates of the same series.

     Reference to the notional amount of any certificate is solely for convenience in making calculations of interest and does not represent the right to receive any payments of principal.

     We will describe in the related prospectus supplement the extent to which the amount of accrued interest that is payable on, or that may be added to the total principal balance of, a class of interest-bearing offered certificates may be reduced as a result of any contingencies, including shortfalls in interest collections due to prepayments, delinquencies, losses and deferred interest on the related mortgage assets.

     Payments of Principal. An offered certificate may or may not have a principal balance. If it does, that principal balance outstanding from time to time will represent the maximum amount that the holder of that certificate will be entitled to receive as principal out of the future cash flow on the related mortgage assets and the other related trust assets.

                                       60

     The total outstanding principal balance of any class of offered certificates will be reduced by--

     o    payments of principal actually made to the holders of that class, and

     o    if and to the extent that we so specify in the related prospectus supplement, losses of principal on the related mortgage assets that are allocated to or are required to be borne by that class.

     A class of interest-bearing offered certificates may provide that payments of accrued interest will only begin on a particular payment date or under the circumstances described in the related prospectus supplement. If so, the total outstanding principal balance of that class may be increased by the amount of any interest accrued, but not currently payable, on that class.

     We will describe in the related prospectus supplement any other adjustments to the total outstanding principal balance of a class of offered certificates.

     Unless we so state in the related prospectus supplement, the initial total principal balance of all classes of a series will not be greater than the total outstanding principal balance of the related mortgage assets transferred by us to the related trust. We will specify the expected initial total principal balance of each class of offered certificates in the related prospectus supplement.

     The payments of principal to be made on a series of offered certificates from time to time will, in general, be a function of the payments, other collections and advances received or made with respect to the related prospectus supplement. Payments of principal on a series of offered certificates may also be made from the following sources:

     o    amounts attributable to interest accrued but not currently payable on one or more other classes of certificates of the applicable series;

     o    interest received or advanced on the underlying mortgage assets that is in excess of the interest currently accrued on the certificates of the applicable series;

     o    prepayment premiums, fees and charges, payments from equity participations or any other amounts received on the underlying mortgage assets that do not constitute interest or principal; or

     o    any other amounts described in the related prospectus supplement.

     We will describe in the related prospectus supplement the principal entitlement of each class of offered certificates on each payment date.

ALLOCATION OF LOSSES AND SHORTFALLS

     If and to the extent that any losses or shortfalls in collections on the mortgage assets in any of our trusts are not covered or offset by delinquency advances or draws on any reserve fund or under any instrument of credit support, they will be allocated among the various classes of certificates of the related series in the priority and manner, and subject to the limitations, specified in the related prospectus supplement. As described in the related prospectus supplement, the allocations may be effected as follows:

     o    by reducing the entitlements to interest and/or the total principal balances of one or more of those classes; and/or

     o    by establishing a priority of payments among those classes.

     See "Description of Credit Support."

ADVANCES

     If any trust established by us includes mortgage loans, then as and to the extent described in the related prospectus supplement, the related master servicer, the related special servicer, the related trustee, any related provider of credit support and/or any other specified person may be obligated to make, or may have the option of making, advances with respect to those mortgage loans to cover--

     o    delinquent payments of principal and/or interest, other than balloon payments,

                                       61

     o    property protection expenses,

     o    other servicing expenses, or

     o    any other items specified in the related prospectus supplement.

     If there are any limitations with respect to a party's advancing obligations, we will discuss those limitations in the related prospectus supplement.

     Advances are intended to maintain a regular flow of scheduled interest and principal payments to certificateholders. Advances are not a guarantee against losses. The advancing party will be entitled to recover all of its advances out of--

     o    subsequent recoveries on the related mortgage loans, including amounts drawn under any fund or instrument constituting credit support, and

     o    any other specific sources identified in the related prospectus supplement.

     If and to the extent that we so specify in the related prospectus supplement, any entity making advances will be entitled to receive interest on some or all of those advances for a specified period during which they are outstanding at the rate specified in that prospectus supplement. That entity may be entitled to payment of interest on its outstanding advances--

     o    periodically from general collections on the mortgage assets in the related trust, prior to any payment to the related series of certificateholders, or

     o    at any other times and from any sources as we may describe in the related prospectus supplement.

     If any trust established by us includes mortgage-backed securities, we will discuss in the related prospectus supplement any comparable advancing obligations with respect to those securities or the mortgage loans that back them.

REPORTS TO CERTIFICATEHOLDERS

     On or about each payment date, the related master servicer, manager or trustee will forward, upon request, or otherwise make available, to each offered certificateholder a statement substantially in the form, or specifying the information, set forth in the related prospectus supplement. In general, that statement will include information regarding--

     o    the payments made on that payment date with respect to the applicable class of offered certificates, and

     o    the recent performance of the mortgage assets.

     Within a reasonable period of time after the end of each calendar year, upon request, the related master servicer, manager or trustee, as the case may be, will be required to furnish to each person who at any time during the calendar year was a holder of an offered certificate a statement containing information regarding the principal, interest and other amounts paid on the applicable class of offered certificates, aggregated for--

     o    that calendar year, or

     o    the applicable portion of that calendar year during which the person was a certificateholder.

The obligation to provide that annual statement will be deemed to have been satisfied by the related master servicer, manager or trustee, as the case may be, to the extent that substantially comparable information is provided in accordance with any requirements of the Internal Revenue Code.

     If one of our trusts includes mortgage-backed securities, the ability of the related master servicer, manager or trustee, as the case may be, to include in any payment date statement information regarding the mortgage loans that back those securities will depend on comparable reports being received with respect to them.

VOTING RIGHTS

     Voting rights will be allocated among the respective classes of offered and non-offered certificates of each series in the manner described in the related prospectus supplement. Certificateholders will generally not have a right to vote, except--

                                       62

     o    with respect to those amendments to the governing documents described under "Description of the Governing Documents--Amendment," or

     o    as otherwise specified in this prospectus or in the related prospectus supplement.

     As and to the extent described in the related prospectus supplement, the certificateholders entitled to a specified amount of the voting rights for a particular series will have the right to act as a group to remove or replace the related trustee, master servicer, special servicer or manager. In general, that removal or replacement must be for cause. We will identify exceptions in the related prospectus supplement.

TERMINATION

     The trust for each series of offered certificates will terminate and cease to exist following:

     o    the final payment or other liquidation of the last mortgage asset in that trust; and

     o    the payment, or provision for payment, to the certificateholders of that series of all amounts required to be paid to them.

     Written notice of termination of a trust will be given to each affected certificateholder. The final payment will be made only upon presentation and surrender of the certificates of the related series at the location to be specified in the notice of termination.

     If we so specify in the related prospectus supplement, one or more designated parties will be entitled to purchase all of the mortgage assets underlying a series of offered certificates, thereby effecting early retirement of the certificates and early termination of the related trust. We will describe in the related prospectus supplement the circumstances under which that purchase may occur.

     If we so specify in the related prospectus supplement, one or more certificateholders will be entitled to exchange all of the certificates of a particular series for all of the mortgage assets underlying that series, thereby effecting early termination of the related trust. We will describe in the related prospectus supplement the circumstances under which that exchange may occur.

     In addition, if we so specify in the related prospectus supplement, on a specified date or upon the reduction of the total principal balance of a specified class or classes of certificates by a specified percentage or amount, a party designated in the related prospectus supplement may be authorized or required to solicit bids for the purchase of all the mortgage assets of the related trust or of a sufficient portion of the mortgage assets to retire that class or those classes of certificates. The solicitation of bids must be conducted in a commercially reasonable manner, and assets will, in general, be sold at their fair market value. If the fair market value of the mortgage assets being sold is less than their unpaid balance, then the certificateholders of one or more classes of certificates may receive an amount less than the total principal balance of, and accrued and unpaid interest on, their certificates.

BOOK-ENTRY REGISTRATION

     General. Any class of offered certificates may be issued in book-entry form through the facilities of DTC. If so, that class will be represented by one or more global certificates registered in the name of DTC or its nominee.
If we so specify in the related prospectus supplement, we will arrange for clearance and settlement through the Euroclear System or Clearstream Banking
Luxembourg,, for so long as they are participants in DTC.

     DTC, Euroclear and Clearstream. DTC is:

     o    a limited-purpose trust company organized under the New York Banking
          Law,

     o    a "banking corporation" within the meaning of the New York Banking
          Law,

     o    a member of the Federal Reserve System,

     o    a "clearing corporation" within the meaning of the New York Uniform
          Commercial Code, and

     o    a "clearing agency" registered under the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

                                       63

     DTC was created to hold securities for participants in the DTC system and to facilitate the clearance and settlement of securities transactions between those participants through electronic computerized book-entry changes in their accounts, thereby eliminating the need for physical movement of securities certificates. Organizations that maintain accounts with DTC include securities brokers and dealers, banks, trust companies and clearing corporations and may include other organizations. DTC is owned by a number of its participating organizations and by the New York Stock Exchange, Inc., the American Stock
Exchange, Inc. and the National Association of Securities Dealers, Inc. Access
to the DTC system is also available to others such as banks, brokers, dealers and trust companies that directly or indirectly clear through or maintain a custodial relationship with one of the organizations that maintains an account with DTC. The rules applicable to DTC and its participating organizations are on file with the SEC.

     It is our understanding that Clearstream holds securities for its member organizations and facilitates the clearance and settlement of securities transactions between its member organizations through electronic book-entry changes in accounts of those organizations, thereby eliminating the need for physical movement of certificates. Transactions may be settled in Clearstream in over 28 currencies, including United States dollars. Clearstream provides to its member organizations, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream interfaces with domestic securities markets in over 39 countries through established depository and custodial relationships. Clearstream is registered as a bank in Luxembourg. It is subject to regulation by the Commission de Surveillance du Secteur
Financier, which supervises Luxembourg banks. Clearstream's customers are world-wide financial institutions including underwriters, securities brokers and dealers, banks, trust companies and clearing corporations. Clearstream's
U.S. customers are limited to securities brokers and dealers, and banks.
Indirect access to Clearstream is available to other institutions that clear through or maintain a custodial relationship with an account holder of
Clearstream. Clearstream and Euroclear have established an electronic bridge between their two systems across which their respective participants may settle trades with each other.

     It is our understanding that Euroclear holds securities for its member organizations and facilitates the clearance and settlement of securities transactions between its member organizations through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Over 210,000 different securities are accepted for settlement through Euroclear, the majority of which are domestic securities from over 30 markets. Transactions may be settled in Euroclear in any of over
30 currencies, including United States dollars. Euroclear provides various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described below in this "--Book-Entry
Registration" section. Euroclear is operated by Euroclear Bank S.A./N.V., as
Euroclear Operator, under a license agreement with Euroclear Clearance System
Public Limited Company. All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not ECSPLC. ECSPLC establishes policy for the Euroclear system on behalf of more than 120 member organizations of
Euroclear. Those member organizations include banks, including central banks, securities brokers and dealers and other professional financial intermediaries.
Indirect access to the Euroclear system is also available to other firms that clear through or maintain a custodial relationship with a member organization of Euroclear, either directly or indirectly. Euroclear and Clearstream have established an electronic bridge between their two systems across which their respective participants may settle trades with each other.

     Securities clearance accounts and cash accounts with the Euroclear
Operator are governed by the Euroclear Terms and Conditions. The Euroclear
Terms and Conditions govern transfers of securities and cash within the
Euroclear system, withdrawal of securities and cash from the Euroclear system, and receipts of payments with respect to securities in the Euroclear system.
All securities in the Euroclear system are held on a fungible basis without attribution of specific securities to specific securities clearance accounts.
The Euroclear Operator acts under the Euroclear Terms and Conditions only on behalf of member organizations of Euroclear and has no record of or relationship with persons holding through those member organizations.

                                       64

     The information in this prospectus concerning DTC, Euroclear and
Clearstream, and their book-entry systems, has been obtained from sources believed to be reliable, but we do not take any responsibility for the accuracy or completeness of that information.

     Holding and Transferring Book-Entry Certificates. Purchases of book-entry certificates under the DTC system must be made by or through, and will be recorded on the records of, the Financial Intermediary that maintains the beneficial owner's account for that purpose. In turn, the Financial
Intermediary's ownership of those certificates will be recorded on the records of DTC or, alternatively, if the Financial Intermediary does not maintain an account with DTC, on the records of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC. A beneficial owner of book-entry certificates must rely on the foregoing procedures to evidence its beneficial ownership of those certificates. DTC has no knowledge of the actual beneficial owners of the book-entry certificates. DTC's records reflect only the identity of the direct participants to whose accounts those certificates are credited, which may or may not be the actual beneficial owners. The participants in the DTC system will remain responsible for keeping account of their holdings on behalf of their customers.

     Transfers between participants in the DTC system will be effected in the ordinary manner in accordance with DTC's rules and will be settled in same-day funds. Transfers between direct account holders at Euroclear and Clearstream, or between persons or entities participating indirectly in Euroclear or
Clearstream, will be effected in the ordinary manner in accordance with their respective procedures and in accordance with DTC's rules.

     Cross-market transfers between direct participants in DTC, on the one hand, and member organizations at Euroclear or Clearstream, on the other, will be effected through DTC in accordance with DTC's rules and the rules of
Euroclear or Clearstream, as applicable. These cross-market transactions will require, among other things, delivery of instructions by the applicable member organization to Euroclear or Clearstream, as the case may be, in accordance with the rules and procedures and within deadlines, Brussels time, established in Euroclear or Clearstream, as the case may be. If the transaction complies with all relevant requirements, Euroclear or Clearstream, as the case may be, will then deliver instructions to its depositary to take action to effect final settlement on its behalf.

     Because of time-zone differences, the securities account of a member organization of Euroclear or Clearstream purchasing an interest in a global certificate from a DTC participant that is not a member organization, will be credited during the securities settlement processing day, which must be a business day for Euroclear or Clearstream, as the case may be, immediately following the DTC settlement date. Transactions in interests in a book-entry certificate settled during any securities settlement processing day will be reported to the relevant member organization of Euroclear or Clearstream on the same day. Cash received in Euroclear or Clearstream as a result of sales of interests in a book-entry certificate by or through a member organization of
Euroclear or Clearstream, as the case may be, to a DTC participant that is not a member organization will be received with value on the DTC settlement date, but will not be available in the relevant Euroclear or Clearstream cash account until the business day following settlement in DTC. The related prospectus supplement will contain additional information regarding clearance and settlement procedures for the book-entry certificates and with respect to tax documentation procedures relating to the book-entry certificates.

     Conveyance of notices and other communications by DTC to DTC participants, and by DTC participants to Financial Intermediaries and beneficial owners, will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

     Payments on the book-entry certificates will be made to DTC. DTC's practice is to credit DTC participants' accounts on the related payment date in accordance with their respective holdings shown on DTC's records, unless DTC has reason to believe that it will not receive payment on that date.
Disbursement of those payments by DTC participants to Financial Intermediaries and beneficial owners will be--

     o    governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in street name, and

                                       65

     o    the sole responsibility of each of those DTC participants, subject to any statutory or regulatory requirements in effect from time to time.

     Under a book-entry system, beneficial owners may receive payments after the related payment date.

     The only "certificateholder" of book-entry certificates will be DTC or its nominee. Parties to the governing documents for any series of offered certificates need not recognize beneficial owners of book-entry certificates as
"certificateholders." The beneficial owners of book-entry certificates will be permitted to exercise the rights of "certificateholders" only indirectly through the DTC participants, who in turn will exercise their rights through
DTC. We have been informed that DTC will take action permitted to be taken by a
"certificateholder" only at the direction of one or more DTC participants. DTC may take conflicting actions with respect to the book-entry certificates to the extent that those actions are taken on behalf of Financial Intermediaries whose holdings include those certificates.

     Because DTC can act only on behalf of DTC participants, who in turn act on behalf of Financial Intermediaries and beneficial owners of the applicable book-entry securities, the ability of a beneficial owner to pledge its interest in a class of book-entry certificates to persons or entities that do not participate in the DTC system, or otherwise to take actions with respect to its interest in a class of book-entry certificates, may be limited due to the lack of a physical certificate evidencing that interest.

     Issuance of Definitive Certificates. Unless we specify otherwise in the related prospectus supplement, beneficial owners of affected offered certificates initially issued in book-entry form will not be able to obtain physical certificates that represent those offered certificates, unless:

     o    we advise the related trustee in writing that DTC is no longer willing or able to discharge properly its responsibilities as depository with respect to those offered certificates and we are unable to locate a qualified successor; or

     o    we notify DTC of our intent to terminate the book-entry system through
          DTC with respect to those offered certificates and, in the event applicable law and/or DTC's procedures require that the DTC participants holding beneficial interests in those offered certificates submit a withdrawal request to DTC in order to so terminate the book-entry system, we additionally notify those DTC participants and they submit a withdrawal request with respect to such termination.

     Upon the occurrence of either of the two events described in the prior paragraph, the trustee or other designated party will be required to notify all
DTC participants, through DTC, of the availability of physical certificates with respect to the affected offered certificates. Upon surrender by DTC of the certificate or certificates representing a class of book-entry offered certificates, together with instructions for registration, the related trustee or other designated party will be required to issue to the beneficial owners identified in those instructions physical certificates representing those offered certificates.

                    DESCRIPTION OF THE GOVERNING DOCUMENTS

GENERAL

     The "Governing Document" for purposes of issuing the offered certificates of each series will be a pooling and servicing agreement or other similar agreement or collection of agreements. In general, the parties to the Governing
Document for a series of offered certificates will include us, a trustee, a master servicer and a special servicer. However, if the related trust assets include mortgage-backed securities, the Governing Document may include a manager as a party, but may not include a master servicer, special servicer or other servicer as a party. We will identify in the related prospectus supplement the parties to the Governing Document for a series of offered certificates.

     If we so specify in the related prospectus supplement, a party from whom we acquire mortgage assets or one of its affiliates may perform the functions of master servicer, special servicer or manager for the trust to which we transfer those assets. The same person or entity may act as both master servicer and special servicer for one of our trusts.

     Any party to the Governing Document for a series of offered certificates, or any of its affiliates, may own certificates issued thereunder. However, except in limited circumstances, including with respect to

                                       66

required consents to amendments to the Governing Document for a series of offered certificates, certificates that are held by the related master servicer, special servicer or manager will not be allocated voting rights.

     A form of a pooling and servicing agreement has been filed as an exhibit to the registration statement of which this prospectus is a part. However, the provisions of the Governing Document for each series of offered certificates will vary depending upon the nature of the certificates to be issued thereunder and the nature of the related trust assets. The following summaries describe select provisions that may appear in the Governing Document for each series of offered certificates. The prospectus supplement for each series of offered certificates will provide material additional information regarding the
Governing Document for that series. The summaries in this prospectus do not purport to be complete, and you should refer to the provisions of the Governing
Document for your offered certificates and, further, to the description of those provisions in the related prospectus supplement. We will provide a copy of the Governing Document, exclusive of exhibits, that relates to your offered certificates, without charge, upon written request addressed to our principal executive offices specified under "Structured Asset Securities Corporation II."

ASSIGNMENT OF MORTGAGE ASSETS

     At the time of initial issuance of any series of offered certificates, we will assign or cause to be assigned to the designated trustee the mortgage assets and any other assets to be included in the related trust. We will specify in the related prospectus supplement all material documents to be delivered, and all other material actions to be taken, by us or any prior holder of the related mortgage assets in connection with that assignment. We will also specify in the related prospectus supplement any remedies available to the related certificateholders, or the related trustee on their behalf, in the event that any of those material documents are not delivered or any of those other material actions are not taken as required. Concurrently with that assignment, the related trustee will deliver to us or our designee the certificates of that series in exchange for the mortgage assets and the other assets to be included in the related trust.

     Each mortgage asset included in one of our trusts will be identified in a schedule appearing as an exhibit to the related Governing Document. That schedule generally will include detailed information about each mortgage asset transferred to the related trust, including:

     o    in the case of a mortgage loan--

          1.   the address of the related real property,

          2.   the mortgage interest rate and, if applicable, the applicable index, gross margin, adjustment date and any rate cap
               information,

          3.   the remaining term to maturity,

          4.   if the mortgage loan is a balloon loan, the remaining
               amortization term, and

          5.   the outstanding principal balance; and

     o    in the case of a mortgage-backed security--

          1.   the outstanding principal balance, and

          2.   the pass-through rate or coupon rate.

REPRESENTATIONS AND WARRANTIES WITH RESPECT TO MORTGAGE ASSETS

     Unless we state otherwise in the prospectus supplement for any series of offered certificates, we will, with respect to each mortgage asset in the related trust, make or assign, or cause to be made or assigned, a limited set of representations and warranties covering, by way of example:

    o the accuracy of the information set forth for each mortgage asset on the schedule of mortgage assets appearing as an exhibit to the Governing
     Document for that series;

    o the warranting party's title to each mortgage asset and the authority of the warranting party to sell that mortgage asset; and

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     o    in the case of a mortgage loan--

          1.   the enforceability of the related mortgage note and mortgage,

          2.   the existence of title insurance insuring the lien priority of the related mortgage, and

          3.   the payment status of the mortgage loan.

     We will identify the warranting party, and give a more complete sampling of the representations and warranties made thereby, in the related prospectus supplement. We will also specify in the related prospectus supplement any remedies against the warranting party available to the related certificateholders, or the related trustee on their behalf, in the event of a breach of any of those representations and warranties. In most cases, the warranting party will be a prior holder of the particular mortgage assets.

COLLECTION AND OTHER SERVICING PROCEDURES WITH RESPECT TO MORTGAGE LOANS

     The Governing Document for each series of offered certificates will govern the servicing and administration of any mortgage loans included in the related trust.

     In general, the related master servicer and special servicer, directly or through sub-servicers, will be obligated to service and administer for the benefit of the related certificateholders the mortgage loans in any of our trusts. The master servicer and the special servicer will be required to service and administer those mortgage loans in accordance with applicable law and, further, in accordance with the terms of the related Governing Document, the mortgage loans themselves and any instrument of credit support included in that trust. Subject to the foregoing, the master servicer and the special servicer will each have full power and authority to do any and all things in connection with that servicing and administration that it may deem necessary and desirable.

     As part of its servicing duties, each of the master servicer and the special servicer for one of our trusts will be required to make reasonable efforts to collect all payments called for under the terms and provisions of the related mortgage loans that it services. In general, each of the master servicer and the special servicer for one of our trusts will be obligated to follow those collection procedures as are consistent with the servicing standard set forth in the related Governing Document. Consistent with the foregoing, the master servicer and the special servicer will each be permitted, in its discretion, to waive any default interest or late payment charge in connection with collecting a late payment on any defaulted mortgage loan.

     The master servicer and/or the special servicer for one or our trusts, directly or through sub-servicers, will also be required to perform various other customary functions of a servicer of comparable loans, including:

     o    maintaining escrow or impound accounts for the payment of taxes, insurance premiums, ground rents and similar items, or otherwise monitoring the timely payment of those items;

     o    ensuring that the related properties are properly insured;

     o    attempting to collect delinquent payments;

     o    supervising foreclosures;

     o    negotiating modifications;

     o    responding to borrower requests for partial releases of the encumbered property, easements, consents to alteration or demolition and similar matters;

     o    protecting the interests of certificateholders with respect to senior lienholders;

     o    conducting inspections of the related real properties on a periodic or other basis;

     o    collecting and evaluating financial statements for the related real properties;

     o    managing or overseeing the management of real properties acquired on behalf of the trust through foreclosure, deed-in-lieu of foreclosure or otherwise; and

     o    maintaining servicing records relating to mortgage loans in the trust.

                                       68

     We will specify in the related prospectus supplement when, and the extent to which, servicing of a mortgage loan is to be transferred from a master servicer to a special servicer. In general, a special servicer for any of our trusts will be responsible for the servicing and administration of:

     o    mortgage loans that are delinquent with respect to a specified number of scheduled payments;

     o    mortgage loans as to which there is a material non-monetary default;

     o    mortgage loans as to which the related borrower has--

          1.   entered into or consented to bankruptcy, appointment of a
               receiver or conservator or similar insolvency proceeding, or

          2.   become the subject of a decree or order for such a proceeding which has remained in force undischarged or unstayed for a specified number of days; and

     o    real properties acquired as part of the trust with respect to defaulted mortgage loans.

     The related Governing Document may also provide that if, in the judgment of the related master servicer or other specified party, a payment default or a material non-monetary default is reasonably foreseeable, the related master servicer may elect or be required to transfer the servicing of that mortgage loan, in whole or in part, to the related special servicer. When the circumstances no longer warrant a special servicer's continuing to service a particular mortgage loan, such as when the related borrower is paying in accordance with the forbearance arrangement entered into between the special servicer and that borrower, the master servicer will generally resume the servicing duties with respect to the particular mortgage loan.

     A borrower's failure to make required mortgage loan payments may mean that operating income from the related real property is insufficient to service the mortgage debt, or may reflect the diversion of that income from the servicing of the mortgage debt. In addition, a borrower that is unable to make mortgage loan payments may also be unable to make timely payment of taxes and otherwise to maintain and insure the related real property. In general, with respect to each series of offered certificates, the related special servicer will be required to monitor any mortgage loan in the related trust that is in default, evaluate whether the causes of the default can be corrected over a reasonable period without significant impairment of the value of the related real property, initiate corrective action in cooperation with the mortgagor if cure is likely, inspect the related real property and take any other actions as it deems necessary and appropriate. A significant period of time may elapse before a special servicer is able to assess the success of any corrective action or the need for additional initiatives. The time period within which a special servicer can--

     o    make the initial determination of appropriate action,

     o    evaluate the success of corrective action,

     o    develop additional initiatives,

     o    institute foreclosure proceedings and actually foreclose, or

     o    accept a deed to a real property in lieu of foreclosure, on behalf of the certificateholders of the related series,

may vary considerably depending on the particular mortgage loan, the related real property, the borrower, the presence of an acceptable party to assume the mortgage loan and the laws of the jurisdiction in which the related real property is located. If a borrower files a bankruptcy petition, the special servicer may not be permitted to accelerate the maturity of the defaulted loan or to foreclose on the related real property for a considerable period of time.
See "Legal Aspects of Mortgage Loans--Bankruptcy Laws."

     A special servicer for one of our trusts may also perform limited duties with respect to mortgage loans in that trust for which the related master servicer is primarily responsible, such as--

     o    performing property inspections and collecting, and

     o    evaluating financial statements.

                                       69

     A master servicer for one of our trusts may perform limited duties with respect to any mortgage loan in that trust for which the related special servicer is primarily responsible, such as--

     o    continuing to receive payments on the mortgage loan,

     o    making calculations with respect to the mortgage loan, and

     o    making remittances and preparing reports to the related trustee and/or certificateholders with respect to the mortgage loan.

     The duties of the master servicer and special servicer for your series will be more fully described in the related prospectus supplement.

     Unless we state otherwise in the related prospectus supplement, the master servicer for your series will be responsible for filing and settling claims with respect to particular mortgage loans for your series under any applicable instrument of credit support. See "Description of Credit Support" in this prospectus.

SUB-SERVICERS

     A master servicer or special servicer may delegate its servicing obligations to one or more third-party servicers or sub-servicers. However, unless we specify otherwise in the related prospectus supplement, the master servicer or special servicer will remain obligated under the related Governing
Document. Each sub-servicing agreement between a master servicer or special servicer, as applicable, and a sub-servicer must provide for servicing of the applicable mortgage loans consistent with the related Governing Document. Any master servicer and special servicer for one of our trusts will each be required to monitor the performance of sub-servicers retained by it.

     Unless we specify otherwise in the related prospectus supplement, any master servicer or special servicer for one of our trusts will be solely liable for all fees owed by it to any sub-servicer, regardless of whether the master servicer's or special servicer's compensation under the related Governing
Document is sufficient to pay those fees. Each sub-servicer will be entitled to reimbursement from the related trust, through the master servicer or special servicer, as the case may be, that retained it, for expenditures which it makes, generally to the same extent the master servicer or special servicer would be reimbursed under the related Governing Document.

COLLECTION OF PAYMENTS ON MORTGAGE-BACKED SECURITIES

     Unless we specify otherwise in the related prospectus supplement, if a mortgage-backed security is included among the trust assets underlying any series of offered certificates, then--

     o    that mortgage-backed security will be registered in the name of the related trustee or its designee;

     o    the related trustee will receive payments on that mortgage-backed security; and

     o    subject to any conditions described in the related prospectus supplement, the related trustee or a designated manager will, on behalf and at the expense of the trust, exercise all rights and remedies with respect to that mortgaged-backed security, including the prosecution of any legal action necessary in connection with any payment default.

MATTERS REGARDING THE MASTER SERVICER, THE SPECIAL SERVICER, THE MANAGER AND US

     Unless we specify otherwise in the related prospectus supplement, no master servicer, special servicer or manager for any of our trusts may resign from its obligations in that capacity, except upon--

     o    the appointment of, and the acceptance of that appointment by, a successor to the resigning party and receipt by the related trustee of written confirmation from each applicable rating agency that the resignation and appointment will not result in a withdrawal or downgrade of any rating assigned by that rating agency to any class of certificates of the related series, or

     o    a determination that those obligations are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by the resigning party.

                                       70

     In general, no resignation will become effective until the related trustee or other successor has assumed the obligations and duties of the resigning master servicer, special servicer or manager, as the case may be.

     With respect to each series of offered certificates, we and the related master servicer, special servicer and/or manager, if any, will, in each case, be obligated to perform only those duties specifically required under the related Governing Document.

     In no event will we, any master servicer, special servicer or manager for one of our trusts, or any of our or their respective members, managers, directors, officers, employees or agents, be under any liability to that trust or the related certificateholders for any action taken, or not taken, in good faith under the related Governing Document or for errors in judgment. Neither we nor any of those other parties to the related Governing Document will be protected, however, against any liability that would otherwise be imposed by reason of--

     o    willful misfeasance, bad faith or gross negligence in the performance of obligations or duties under the related Governing Document for any series of offered certificates, or

     o    reckless disregard of those obligations and duties.

     Furthermore, the Governing Document for each series of offered certificates will entitle us, the master servicer, special servicer and/or manager for the related trust, and our and their respective members, managers, directors, officers, employees and agents, to indemnification out of the related trust assets for any loss, liability or expense incurred in connection with any legal action or claim that relates to that Governing Document or series of offered certificates or to the related trust. The indemnification will not extend, however, to any such loss, liability or expense:

     o    specifically required to be borne by the relevant party, without right of reimbursement, under the terms of that Governing Document;

     o    incurred in connection with any legal action or claim against the relevant party resulting from any breach of a representation or warranty made in that Governing Document; or

     o    incurred in connection with any legal action or claim against the relevant party resulting from any willful misfeasance, bad faith or gross negligence in the performance of obligations or duties under that Governing Document or reckless disregard of those obligations and duties.

     Neither we nor any master servicer, special servicer or manager for the related trust will be under any obligation to appear in, prosecute or defend any legal action unless:

     o    the action is related to the respective responsibilities of that party under the Governing Document for the affected series of offered certificates; and

     o    either--

          1.   that party is specifically required to bear the expense of the action, or

          2.   the action will not, in its opinion, involve that party in any ultimate expense or liability for which it would not be
               reimbursed under the Governing Document for the affected series of offered certificates.

     However, we and each of those other parties may undertake any legal action that may be necessary or desirable with respect to the enforcement or protection of the rights and duties of the parties to the Governing Document for any series of offered certificates and the interests of the certificateholders of that series under that Governing Document. In that event, the legal expenses and costs of the action, and any liability resulting from the action, will be expenses, costs and liabilities of the related trust and payable out of related trust assets.

     With limited exception, any person or entity--

     o    into which we or any related master servicer, special servicer or manager may be merged or consolidated, or

     o    resulting from any merger or consolidation to which we or any related master servicer, special servicer or manager is a party, or

                                       71

     o    succeeding to all or substantially all of our business or the business of any related master servicer, special servicer or manager,

will be the successor of us or that master servicer, special servicer or manager, as the case may be, under the Governing Document for a series of offered certificates.

     The compensation arrangements with respect to any master servicer, special servicer or manager for any of our trusts will be set forth in the related prospectus supplement. In general, that compensation will be payable out of the related trust assets.

EVENTS OF DEFAULT

     We will identify in the related prospectus supplement the various events of default under the Governing Document for each series of offered certificates for which any related master servicer, special servicer or manager may be terminated in that capacity.

AMENDMENT

     The Governing Document for each series of offered certificates may be amended by the parties thereto, without the consent of any of the holders of those certificates, or of any non-offered certificates of the same series, for the following reasons:

          1.   to cure any ambiguity;

          2.   to correct, modify or supplement any provision in the Governing
               Document which may be inconsistent with any other provision in that document or with the description of that document set forth in this prospectus or the related prospectus supplement;

          3.   to add any other provisions with respect to matters or questions arising under the Governing Document that are not inconsistent with the existing provisions of that document;

          4.   to the extent applicable, to relax or eliminate any requirement under the Governing Document imposed by the provisions of the
               Internal Revenue Code relating to REMICs or grantor trusts if the provisions of the Internal Revenue Code are amended or clarified so as to allow for the relaxation or elimination of that
               requirement;

          5.   to relax or eliminate any requirement under the Governing
               Document imposed by the Securities Act of 1933, as amended, or the rules under that Act if that Act or those rules are amended or clarified so as to allow for the relaxation or elimination of that requirement;

          6.   to comply with any requirements imposed by the Internal Revenue
               Code or any final, temporary or, in some cases, proposed
               regulation, revenue ruling, revenue procedure or other written official announcement or interpretation relating to federal income tax laws, or to avoid a prohibited transaction or reduce the incidence of any tax that would arise from any actions taken with respect to the operation of any REMIC or grantor trust created under the Governing Document;

          7.   to the extent applicable, to modify, add to or eliminate the transfer restrictions relating to the certificates which are residual interests in a REMIC; or

          8.   to otherwise modify or delete existing provisions of the
               Governing Document.

     However, no such amendment of the Governing Document for any series of offered certificates that is covered solely by clauses 3. or 8. above, may adversely affect in any material respect the interests of any holders of offered or non-offered certificates of that series. In addition, if the related trust is intended to be a "qualifying special purpose entity" under FASB 140, then no such amendment may significantly change the activities of the related trust.

     In general, the Governing Document for a series of offered certificates may also be amended by the parties to that document, with the consent of the holders of offered and non-offered certificates representing, in total, not less than 66 2/3%, or any other percentage specified in the related prospectus supplement, of all the voting rights allocated to those classes of that series that are affected by the amendment. However, the Governing Document for a series of offered certificates may not be amended to--

                                       72

     o    reduce in any manner the amount of, or delay the timing of, payments received on the related mortgage assets that are required to be distributed on any offered or non-offered certificate of that series without the consent of the holder of that certificate; or

     o    adversely affect in any material respect the interests of the holders of any class of offered or non-offered certificates of that series in any other manner without the consent of the holders of all certificates of that class; or

     o    if the related trust is intended to be a "qualifying special purpose entity" under FASB 140, significantly change the activities of the related trust without the consent of the holders of offered and/or non-offered certificates of that series representing, in total, not less than 51% of the voting rights for that series, not taking into account certificates of that series held by us or any of our affiliates or agents; or

     o    modify the provisions of the Governing Document relating to amendments of that document without the consent of the holders of all offered and non-offered certificates of that series then outstanding; or

     o    modify the specified percentage of voting rights which is required to be held by certificateholders to consent, approve or object to any particular action under the Governing Document without the consent of the holders of all offered and non-offered certificates of that series then outstanding.

LIST OF CERTIFICATEHOLDERS

     Upon written request of three or more certificateholders of record of any series made for purposes of communicating with other holders of certificates of the same series with respect to their rights under the related Governing
Document, the related trustee or other certificate registrar of that series will afford the requesting certificateholders access during normal business hours to the most recent list of certificateholders of that series. However, the trustee may first require a copy of the communication that the requesting certificateholders propose to send.

THE TRUSTEE

     The trustee for each series of offered certificates will be named in the related prospectus supplement. The commercial bank, banking association, banking corporation or trust company that serves as trustee for any series of offered certificates may have typical banking relationships with the us and our affiliates and with any of the other parties to the related Governing Document and its affiliates.

DUTIES OF THE TRUSTEE

     The trustee for each series of offered certificates will not--

     o    make any representation as to the validity or sufficiency of those certificates, the related Governing Document or any underlying mortgage asset or related document, or

     o    be accountable for the use or application by or on behalf of any other party to the related Governing Document of any funds paid to that party with respect to those certificates or the underlying mortgage assets.

     If no event of default has occurred and is continuing under the related
Governing Document, the trustee for each series of offered certificates will be required to perform only those duties specifically required under the related
Governing Document. However, upon receipt of any of the various certificates, reports or other instruments required to be furnished to it under the related
Governing Document, the trustee must examine those documents and determine whether they conform to the requirements of that Governing Document.

MATTERS REGARDING THE TRUSTEE

     As and to the extent described in the related prospectus supplement, the fees and normal disbursements of the trustee for any series of offered certificates may be the expense of the related master servicer or other specified person or may be required to be paid by the related trust assets.

                                       73

     The trustee for each series of offered certificates and each of its directors, officers, employees and agents will be entitled to indemnification, out of related trust assets, for any loss, liability or expense incurred by that trustee or any of those other persons in connection with that trustee's acceptance or administration of its trusts under the related Governing
Document. However, the indemnification of a trustee or any of its directors, officers, employees and agents will not extend to any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence on the part of the trustee in the performance of its obligations and duties under the related Governing Document.

     No trustee for any series of offered certificates will be liable for any action reasonably taken, suffered or omitted by it in good faith and believed by it to be authorized by the related Governing Document.

     No trustee for any series of offered certificates will be under any obligation to exercise any of the trusts or powers vested in it by the related
Governing Document or to institute, conduct or defend any litigation under or in relation to that Governing Document at the request, order or direction of any of the certificateholders of that series, unless those certificateholders have offered the trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred as a result.

     No trustee for any series of offered certificates will be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties under the related Governing Document, or in the exercise of any of its rights or powers, if it has reasonable grounds for believing that repayment of those funds or adequate indemnity against that risk or liability is not reasonably assured to it.

     The trustee for each series of offered certificates will be entitled to execute any of its trusts or powers and perform any of its duties under the related Governing Document, either directly or by or through agents or attorneys. The trustee will not be responsible for any willful misconduct or gross negligence on the part of any agent or attorney appointed by it with due care.

     The protections, immunities and indemnities afforded to the trustee for one of our trusts will also be available to it in its capacity as authenticating agent, certificate registrar, tax administrator and custodian for that trust.

RESIGNATION AND REMOVAL OF THE TRUSTEE

     The trustee for any series of offered certificates may resign at any time.
We will be obligated to appoint a successor to a resigning trustee. We may also remove the trustee for any series of offered certificates if that trustee ceases to be eligible to continue as such under the related Governing Document or if that trustee becomes insolvent. Unless we indicate otherwise in the related prospectus supplement, the trustee for any series of offered certificates may also be removed at any time by the holders of the offered and non-offered certificates of that series evidencing not less than 51%, or any other percentage specified in the related prospectus supplement, of the voting rights for that series. However, if the removal was without cause, the certificateholders effecting the removal may be responsible for any costs and expenses incurred by the terminated trustee in connection with its removal. Any resignation or removal of a trustee and appointment of a successor trustee will not become effective until acceptance of the appointment by the successor trustee.

                                       74

                         DESCRIPTION OF CREDIT SUPPORT

GENERAL

     Credit support may be provided with respect to one or more classes of the offered certificates of any series or with respect to the related mortgage assets. That credit support may be in the form of any of the following:

     o    the subordination of one or more other classes of certificates of the same series;

     o    the use of a letter of credit, a surety bond, an insurance policy, a guarantee or a credit derivative;

     o    the establishment of one or more reserve funds; or

     o    any combination of the foregoing.

     If and to the extent described in the related prospectus supplement, any of the above forms of credit support may provide credit enhancement for non-offered certificates, as well as offered certificates, or for more than one series of certificates.

     If you are the beneficiary of any particular form of credit support, that credit support may not protect you against all risks of loss and will not guarantee payment to you of all amounts to which you are entitled under your offered certificates. If losses or shortfalls occur that exceed the amount covered by that credit support or that are of a type not covered by that credit support, you will bear your allocable share of deficiencies. Moreover, if that credit support covers the offered certificates of more than one class or series and total losses on the related mortgage assets exceed the amount of that credit support, it is possible that the holders of offered certificates of other classes and/or series will be disproportionately benefited by that credit support to your detriment.

     If you are the beneficiary of any particular form of credit support, we will include in the related prospectus supplement a description of the following:

     o    the nature and amount of coverage under that credit support;

     o    any conditions to payment not otherwise described in this prospectus;

     o    any conditions under which the amount of coverage under that credit support may be reduced and under which that credit support may be terminated or replaced; and

     o    the material provisions relating to that credit support.

     Additionally, we will set forth in the related prospectus supplement information with respect to the obligor, if any, under any instrument of credit support.

SUBORDINATE CERTIFICATES

     If and to the extent described in the related prospectus supplement, one or more classes of certificates of any series may be subordinate to one or more other classes of certificates of that series. If you purchase subordinate certificates, your right to receive payments out of collections and advances on the related trust assets on any payment date will be subordinated to the corresponding rights of the holders of the more senior classes of certificates.
If and to the extent described in the related prospectus supplement, the subordination of a class of certificates may not cover all types of losses or shortfalls. In the related prospectus supplement, we will set forth information concerning the method and amount of subordination provided by a class or classes of subordinate certificates in a series and the circumstances under which that subordination will be available.

     If the mortgage assets in any trust established by us are divided into separate groups, each supporting a separate class or classes of certificates of the related series, credit support may be provided by cross-support provisions requiring that payments be made on senior certificates evidencing interests in one group of those mortgage assets prior to payments on subordinate certificates evidencing interests in a different group of those mortgage assets. We will describe in the related prospectus supplement the manner and conditions for applying any cross-support provisions.

                                       75

INSURANCE OR GUARANTEES WITH RESPECT TO MORTGAGE LOANS

     The mortgage loans included in any trust established by us may be covered for some default risks by insurance policies or guarantees. If so, we will describe in the related prospectus supplement the nature of those default risks and the extent of that coverage.

LETTERS OF CREDIT

     If and to the extent described in the related prospectus supplement, deficiencies in amounts otherwise payable on a series of offered certificates or select classes of those certificates will be covered by one or more letters of credit, issued by a bank or other financial institution specified in the related prospectus supplement. The issuer of a letter of credit will be obligated to honor draws under that letter of credit in a total fixed dollar amount, net of unreimbursed payments under the letter of credit, generally equal to a percentage specified in the related prospectus supplement of the total principal balance of some or all of the related mortgage assets as of the date the related trust was formed or of the initial total principal balance of one or more classes of certificates of the applicable series. The letter of credit may permit draws only in the event of select types of losses and shortfalls. The amount available under the letter of credit will, in all cases, be reduced to the extent of the unreimbursed payments thereunder and may otherwise be reduced as described in the related prospectus supplement. The obligations of the letter of credit issuer under the letter of credit for any series of offered certificates will expire at the earlier of the date specified in the related prospectus supplement or the termination of the related trust.

CERTIFICATE INSURANCE AND SURETY BONDS

     If and to the extent described in the related prospectus supplement, deficiencies in amounts otherwise payable on a series of offered certificates or select classes of those certificates will be covered by insurance policies or surety bonds provided by one or more insurance companies or sureties. Those instruments may cover, with respect to one or more classes of the offered certificates of the related series, timely payments of interest and principal or timely payments of interest and payments of principal on the basis of a schedule of principal payments set forth in or determined in the manner specified in the related prospectus supplement. We will describe in the related prospectus supplement any limitations on the draws that may be made under any of those instruments.

CREDIT DERIVATIVES

     If and to the extent described in the related prospectus supplement, deficiencies in amounts otherwise payable on a series of offered certificates or select classes of those certificates will be covered by credit derivatives, such as credit default swaps and total return swaps. A credit derivative is a financial instrument designed to offset losses and shortfalls derived from the credit risk of an underlying or reference asset or the credit risk of an underlying or reference credit. We will describe in the related prospectus supplement when and how payments are made under the particular instrument and the specific credit risk that is being covered.

RESERVE FUNDS

     If and to the extent described in the related prospectus supplement, deficiencies in amounts otherwise payable on a series of offered certificates or select classes of those certificates will be covered, to the extent of available funds, by one or more reserve funds in which cash, a letter of credit, permitted investments, a demand note or a combination of the foregoing, will be deposited, in the amounts specified in the related prospectus supplement. If and to the extent described in the related prospectus supplement, the reserve fund for the related series of offered certificates may also be funded over time.

     Amounts on deposit in any reserve fund for a series of offered certificates will be applied for the purposes, in the manner, and to the extent specified in the related prospectus supplement. If and to the extent described in the related prospectus supplement, reserve funds may be established to provide protection only against select types of losses and shortfalls.
Following each payment date for the related series of offered certificates, amounts in a reserve fund in excess of any required balance may be released from the reserve fund under the conditions and to the extent specified in the related prospectus supplement.

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CREDIT SUPPORT WITH RESPECT TO MBS

     If and to the extent described in the related prospectus supplement, any mortgage-backed security included in one of our trusts and/or the mortgage loans that back that security may be covered by one or more of the types of credit support described in this prospectus. We will specify in the related prospectus supplement, as to each of those forms of credit support, the information indicated above with respect to that mortgage-backed security, to the extent that the information is material and available.

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                        LEGAL ASPECTS OF MORTGAGE LOANS

     Most, if not all, of the mortgage loans underlying a series of offered certificates will be secured by multifamily and commercial properties in the
United States, its territories and possessions. However, some of those mortgage loans may be secured by multifamily and commercial properties outside the
United States, its territories and possessions.

     The following discussion contains general summaries of select legal aspects of mortgage loans secured by multifamily and commercial properties in the United States. Because these legal aspects are governed by applicable state law, which may differ substantially from state to state, the summaries do not purport to be complete, to reflect the laws of any particular state, or to encompass the laws of all jurisdictions in which the security for the mortgage loans underlying the offered certificates is situated. Accordingly, you should be aware that the summaries are qualified in their entirety by reference to the applicable laws of those states. See "Description of the Trust Assets--Mortgage
Loans."

     If a significant percentage of mortgage loans underlying a series of offered certificates, are secured by properties in a particular state, we will discuss the relevant state laws, to the extent they vary materially from this discussion, in the related prospectus supplement.

GENERAL

     Each mortgage loan underlying a series of offered certificates will be evidenced by a note or bond and secured by an instrument granting a security interest in real property. The instrument granting a security interest in real property may be a mortgage, deed of trust or a deed to secure debt, depending upon the prevailing practice and law in the state in which that real property is located. Mortgages, deeds of trust and deeds to secure debt are often collectively referred to in this prospectus as "mortgages." A mortgage creates a lien upon, or grants a title interest in, the real property covered by the mortgage, and represents the security for the repayment of the indebtedness customarily evidenced by a promissory note. The priority of the lien created or interest granted will depend on--

     o    the terms of the mortgage,

     o    the terms of separate subordination agreements or intercreditor agreements with others that hold interests in the real property,

     o    the knowledge of the parties to the mortgage, and

     o    in general, the order of recordation of the mortgage in the appropriate public recording office.

     However, the lien of a recorded mortgage will generally be subordinate to later-arising liens for real estate taxes and assessments and other charges imposed under governmental police powers.

TYPES OF MORTGAGE INSTRUMENTS

     There are two parties to a mortgage--

     o    a mortgagor, who is the owner of the encumbered interest in the real property, and

     o    a mortgagee, who is the lender.

     In general, the mortgagor is also the borrower.

     In contrast, a deed of trust is a three-party instrument. The parties to a deed of trust are--

     o    the trustor, who is the equivalent of a mortgagor,

     o    the trustee to whom the real property is conveyed, and

     o    the beneficiary for whose benefit the conveyance is made, who is the lender.

     Under a deed of trust, the trustor grants the property, irrevocably until the debt is paid, in trust and generally with a power of sale, to the trustee to secure repayment of the indebtedness evidenced by the related note.

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     A deed to secure debt typically has two parties. Under a deed to secure debt, the grantor, who is the equivalent of a mortgagor, conveys title to the real property to the grantee, who is the lender, generally with a power of sale, until the debt is repaid.

     Where the borrower is a land trust, there would be an additional party because legal title to the property is held by a land trustee under a land trust agreement for the benefit of the borrower. At origination of a mortgage loan involving a land trust, the borrower may execute a separate undertaking to make payments on the mortgage note. In no event is the land trustee personally liable for the mortgage note obligation.

     The mortgagee's authority under a mortgage, the trustee's authority under a deed of trust and the grantee's authority under a deed to secure debt are governed by:

     o    the express provisions of the related instrument,

     o    the law of the state in which the real property is located,

     o    various federal laws, and

     o    in some deed of trust transactions, the directions of the beneficiary.

INSTALLMENT CONTRACTS

     The mortgage loans underlying your offered certificates may consist of installment contracts. Under an installment contract the seller retains legal title to the property and enters into an agreement with the purchaser for payment of the purchase price, plus interest, over the term of the installment contract. Only after full performance by the borrower of the contract is the seller obligated to convey title to the real estate to the purchaser. During the period that the installment contract is in effect, the purchaser is generally responsible for maintaining the property in good condition and for paying real estate taxes, assessments and hazard insurance premiums associated with the property.

     The seller's enforcement of an installment contract varies from state to state. Generally, installment contracts provide that upon a default by the purchaser, the purchaser loses his or her right to occupy the property, the entire indebtedness is accelerated, and the purchaser's equitable interest in the property is forfeited. The seller in this situation does not have to foreclose in order to obtain title to the property, although in some cases a quiet title action is in order if the purchaser has filed the installment contract in local land records and an ejectment action may be necessary to recover possession. In a few states, particularly in cases of purchaser default during the early years of an installment contract, the courts will permit ejectment of the purchaser and a forfeiture of his or her interest in the property.

     However, most state legislatures have enacted provisions by analogy to mortgage law protecting borrowers under installment contracts from the harsh consequences of forfeiture. Under those statutes, a judicial or nonjudicial foreclosure may be required, the seller may be required to give notice of default and the borrower may be granted some grace period during which the contract may be reinstated upon full payment of the default amount and the purchaser may have a post-foreclosure statutory redemption right. In other states, courts in equity may permit a purchaser with significant investment in the property under an installment contract for the sale of real estate to share in the proceeds of sale of the property after the indebtedness is repaid or may otherwise refuse to enforce the forfeiture clause. Nevertheless, generally speaking, the seller's procedures for obtaining possession and clear title under an installment contract for the sale of real estate in a given state are simpler and less time-consuming and costly than are the procedures for foreclosing and obtaining clear title to a mortgaged property.

LEASES AND RENTS

     A mortgage that encumbers an income-producing property often contains an assignment of rents and leases and/or may be accompanied by a separate assignment of rents and leases. Under an assignment of rents and leases, the borrower assigns to the lender the borrower's right, title and interest as landlord under each lease and the income derived from each lease. However, the borrower retains a revocable license to collect the rents, provided there is no default and the rents are not directly paid to the lender.

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     If the borrower defaults, the license terminates and the lender is entitled to collect the rents. Local law may require that the lender take possession of the property and/or obtain a court-appointed receiver before becoming entitled to collect the rents.

     In most states, hotel and motel room rates are considered accounts receivable under the UCC. Room rates are generally pledged by the borrower as additional security for the loan when a mortgage loan is secured by a hotel or motel. In general, the lender must file financing statements in order to perfect its security interest in the room rates and must file continuation statements, generally every five years, to maintain that perfection. Mortgage loans secured by hotels or motels may be included in one of our trusts even if the security interest in the room rates was not perfected or the requisite UCC filings were allowed to lapse. A lender will generally be required to commence a foreclosure action or otherwise take possession of the property in order to enforce its rights to collect the room rates following a default, even if the lender's security interest in room rates is perfected under applicable nonbankruptcy law.

     In the bankruptcy setting, the lender will be stayed from enforcing its rights to collect hotel and motel room rates. However, the room rates will constitute cash collateral and cannot be used by the bankrupt borrower--

     o    without a hearing or the lender's consent, or

     o    unless the lender's interest in the room rates is given adequate protection.

     For purposes of the foregoing, the adequate protection may include a cash payment for otherwise encumbered funds or a replacement lien on unencumbered property, in either case equal in value to the amount of room rates that the bankrupt borrower proposes to use. See "--Bankruptcy Laws" below.

PERSONALTY

     Some types of income-producing real properties, such as hotels, motels and nursing homes, may include personal property, which may, to the extent it is owned by the borrower and not previously pledged, constitute a significant portion of the property's value as security. The creation and enforcement of liens on personal property are governed by the UCC. Accordingly, if a borrower pledges personal property as security for a mortgage loan, the lender generally must file UCC financing statements in order to perfect its security interest in the personal property and must file continuation statements, generally every five years, to maintain that perfection. Mortgage loans secured in part by personal property may be included in one of our trusts even if the security interest in the personal property was not perfected or the requisite UCC filings were allowed to lapse.

FORECLOSURE

     General. Foreclosure is a legal procedure that allows the lender to recover its mortgage debt by enforcing its rights and available legal remedies under the mortgage. If the borrower defaults in payment or performance of its obligations under the note or mortgage, the lender has the right to institute foreclosure proceedings to sell the real property security at public auction to satisfy the indebtedness.

     Foreclosure Procedures Vary From State to State. The two primary methods of foreclosing a mortgage are--

     o    judicial foreclosure, involving court proceedings, and

     o    nonjudicial foreclosure under a power of sale granted in the mortgage instrument.

     Other foreclosure procedures are available in some states, but they are either infrequently used or available only in limited circumstances.

     A foreclosure action is subject to most of the delays and expenses of other lawsuits if defenses are raised or counterclaims are interposed. A foreclosure action sometimes requires several years to complete.

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     Judicial Foreclosure. A judicial foreclosure proceeding is conducted in a court having jurisdiction over the mortgaged property. Generally, a lender initiates the action by the service of legal pleadings upon--

     o    all parties having a subordinate interest of record in the real property, and

     o    all parties in possession of the property, under leases or otherwise, whose interests are subordinate to the mortgage.

     Delays in completion of the foreclosure may occasionally result from difficulties in locating defendants. When the lender's right to foreclose is contested, the legal proceedings can be time-consuming. The court generally issues a judgment of foreclosure and appoints a referee or other officer to conduct a public sale of the mortgaged property upon successful completion of a judicial foreclosure proceeding. The proceeds of that public sale are used to satisfy the judgment. The procedures that govern these public sales vary from state to state.

     Equitable and Other Limitations on Enforceability of Particular
Provisions. United States courts have traditionally imposed general equitable principles to limit the remedies available to lenders in foreclosure actions.
These principles are generally designed to relieve borrowers from the effects of mortgage defaults perceived as harsh or unfair. Relying on these principles, a court may:

     o    alter the specific terms of a loan to the extent it considers necessary to prevent or remedy an injustice, undue oppression or overreaching;

     o    require the lender to undertake affirmative actions to determine the cause of the borrower's default and the likelihood that the borrower will be able to reinstate the loan;

     o    require the lender to reinstate a loan or recast a payment schedule in order to accommodate a borrower that is suffering from a temporary financial disability; or

     o    limit the right of the lender to foreclose in the case of a nonmonetary default, such as

          1.   a failure to adequately maintain the mortgaged property, or

          2.   an impermissible further encumbrance of the mortgaged property.

     Some courts have addressed the issue of whether federal or state constitutional provisions reflecting due process concerns for adequate notice require that a borrower receive notice in addition to statutorily-prescribed minimum notice. For the most part, these cases have--

     o    upheld the reasonableness of the notice provisions, or

     o    found that a public sale under a mortgage providing for a power of sale does not involve sufficient state action to trigger
          constitutional protections.

     In addition, some states may have statutory protection such as the right of the borrower to reinstate its mortgage loan after commencement of foreclosure proceedings but prior to a foreclosure sale.

     Nonjudicial Foreclosure/Power of Sale. In states permitting nonjudicial foreclosure proceedings, foreclosure of a deed of trust is generally accomplished by a nonjudicial trustee's sale under a power of sale typically granted in the deed of trust. A power of sale may also be contained in any other type of mortgage instrument if applicable law so permits. A power of sale under a deed of trust allows a nonjudicial public sale to be conducted generally following--

     o    a request from the beneficiary/lender to the trustee to sell the property upon default by the borrower, and

     o    notice of sale is given in accordance with the terms of the deed of trust and applicable state law.

     In some states, prior to a nonjudicial public sale, the trustee under the deed of trust must--

     o    record a notice of default and notice of sale, and

     o    send a copy of those notices to the borrower and to any other party who has recorded a request for a copy of them.

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In addition, in some states, the trustee must provide notice to any other party having an interest of record in the real property, including junior lienholders. A notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers.
Some states require a reinstatement period during which the borrower or junior lienholder may have the right to cure the default by paying the entire actual amount in arrears, without regard to the acceleration of the indebtedness, plus the lender's expenses incurred in enforcing the obligation. In other states, the borrower or the junior lienholder has only the right to pay off the entire debt to prevent the foreclosure sale. Generally, state law governs the procedure for public sale, the parties entitled to notice, the method of giving notice and the applicable time periods.

     Public Sale. A third party may be unwilling to purchase a mortgaged property at a public sale because of--

     o    the difficulty in determining the exact status of title to the property due to, among other things, redemption rights that may exist,
          and

     o    the possibility that physical deterioration of the property may have occurred during the foreclosure proceedings.

     As a result of the foregoing, it is common for the lender to purchase the mortgaged property and become its owner, subject to the borrower's right in some states to remain in possession during a redemption period. In that case, the lender will have both the benefits and burdens of ownership, including the obligation to pay debt service on any senior mortgages, to pay taxes, to obtain casualty insurance and to make repairs necessary to render the property suitable for sale. The costs of operating and maintaining a commercial or multifamily residential property may be significant and may be greater than the income derived from that property. The lender also will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale or lease of the property. Whether, the ultimate proceeds of the sale of the property equal the lender's investment in the property depends upon market conditions. Moreover, because of the expenses associated with acquiring, owning and selling a mortgaged property, a lender could realize an overall loss on the related mortgage loan even if the mortgaged property is sold at foreclosure, or resold after it is acquired through foreclosure, for an amount equal to the full outstanding principal amount of the loan plus accrued interest.

     The holder of a junior mortgage that forecloses on a mortgaged property does so subject to senior mortgages and any other prior liens. In addition, it may be obliged to keep senior mortgage loans current in order to avoid foreclosure of its interest in the property. Furthermore, if the foreclosure of a junior mortgage triggers the enforcement of a due-on-sale clause contained in a senior mortgage, the junior mortgagee could be required to pay the full amount of the senior mortgage indebtedness or face foreclosure.

     Rights of Redemption. The purposes of a foreclosure action are--

     o    to enable the lender to realize upon its security, and

     o    to bar the borrower, and all persons who have interests in the property that are subordinate to that of the foreclosing lender, from exercising their equity of redemption.

     The doctrine of equity of redemption provides that, until the property encumbered by a mortgage has been sold in accordance with a properly conducted foreclosure and foreclosure sale, those having interests that are subordinate to that of the foreclosing lender have an equity of redemption and may redeem the property by paying the entire debt with interest. Those having an equity of redemption must generally be made parties to the foreclosure proceeding in order for their equity of redemption to be terminated.

     The equity of redemption is a common-law, nonstatutory right which should be distinguished from post-sale statutory rights of redemption. In some states, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property after sale under a deed of trust or foreclosure of a mortgage. In some states, statutory redemption may occur only upon payment of the foreclosure sale price. In other states, redemption may be permitted if the former borrower pays only a portion of the sums due. A statutory right of redemption will diminish the ability of the lender to sell the foreclosed property because the exercise of a right of redemption would defeat the title of any purchaser through a

                                       82

foreclosure. Consequently, the practical effect of the redemption right is to force the lender to maintain the property and pay the expenses of ownership until the redemption period has expired. In some states, a post-sale statutory right of redemption may exist following a judicial foreclosure, but not following a trustee's sale under a deed of trust.

     One Action and Security First Rules. Some states (including California)
have laws that prohibit more than one "judicial action" to enforce a mortgage obligation secured by a mortgage on real property or an interest therein, and some courts have construed the term "judicial action" broadly. In addition, some states (including California) require that the lender proceed first against any real property security for such mortgage obligation before proceeding directly upon the secured obligation itself. In the case where either a cross-collateralized, cross-defaulted or a multi-property mortgage loan is secured by real properties located in multiple states, the special servicer may be required to foreclose first on properties located in states where such "one action" and/or "security first" rules apply (and where non-judicial foreclosure is permitted) before foreclosing on properties located in the states where judicial foreclosure is the only permitted method of foreclosure. Otherwise, a second action in a state with "one action" rules might be precluded because of a prior first action, even if such first action occurred in a state without "one action" rules. Moreover, while the consequences of breaching these rules will vary from jurisdiction to jurisdiction, as a general matter, a lender who proceeds in violation of these rules may run the risk of forfeiting collateral and/or even the right to enforce the underlying obligation. In addition, under certain circumstances, a lender with respect to a real property located in a "one action" or "security first" jurisdiction may be precluded from obtaining a deficiency judgment against the borrower following foreclosure or sale under a deed of trust
(unless there has been a judicial foreclosure). Finally, in some jurisdictions, the benefits of such laws may be available not just to the underlying obligor, but also to any guarantor of the underlying obligation, thereby limiting the ability of the lender to recover against a guarantor without first complying with the applicable anti-deficiency statutes.

     Anti-Deficiency Legislation. Some or all of the mortgage loans underlying a series of offered certificates may be nonrecourse loans. Recourse in the case of a default on a non-recourse mortgage loan will generally be limited to the underlying real property and any other assets that were pledged to secure the mortgage loan. However, even if a mortgage loan by its terms provides for recourse to the borrower's other assets, a lender's ability to realize upon those assets may be limited by state law. For example, in some states, a lender cannot obtain a deficiency judgment against the borrower following foreclosure or sale pursuant to the "power of sale" under a deed of trust. A deficiency judgment is a personal judgment against the former borrower equal to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender. Other statutes may require the lender to exhaust the security afforded under a mortgage before bringing a personal action against the borrower. In some states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting the security, but in doing so, the lender may be deemed to have elected a remedy and thus may be precluded from foreclosing upon the security.
Consequently, lenders will usually proceed first against the security in states where an election of remedy provision exists. Other statutory provisions limit any deficiency judgment to the excess of the outstanding debt over the fair market value of the property at the time of the sale. These other statutory provisions are intended to protect borrowers from exposure to large deficiency judgments that might otherwise result from below-market bids at the foreclosure sale. Finally, some statutes may preclude deficiency judgments altogether with respect to certain kinds of obligations such as purchase-money indebtedness.
In some jurisdictions the courts have extended the benefits of this legislation to the guarantors of the underlying obligation as well.

     Leasehold Considerations. Some or all of the mortgage loans underlying a series of offered certificates may be secured by a mortgage on the borrower's leasehold interest under a ground lease. Leasehold mortgage loans are subject to some risks not associated with mortgage loans secured by a lien on the fee estate of the borrower. The most significant of these risks is that if the borrower's leasehold were to be terminated upon a lease default, the leasehold mortgagee would lose its security. This risk may be lessened if the ground lease:

     o    requires the lessor to give the leasehold mortgagee notices of lessee defaults and an opportunity to cure them,

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     o    permits the leasehold estate to be assigned to and by the leasehold mortgagee or the purchaser at a foreclosure sale, and

     o    contains other protective provisions typically required by prudent lenders to be included in a ground lease.

     Some mortgage loans underlying a series of offered certificates, however, may be secured by ground leases which do not contain these provisions.

     Cooperative Shares. Some or all of the mortgage loans underlying a series of offered certificates may be secured by a security interest on the borrower's ownership interest in shares, and the proprietary leases belonging to those shares, allocable to cooperative dwelling units that may be vacant or occupied by nonowner tenants. Loans secured in this manner are subject to some risks not associated with mortgage loans secured by a lien on the fee estate of a borrower in real property. Loans secured in this manner typically are subordinate to the mortgage, if any, on the cooperative's building. That mortgage, if foreclosed, could extinguish the equity in the building and the proprietary leases of the dwelling units derived from ownership of the shares of the cooperative. Further, transfer of shares in a cooperative is subject to various regulations as well as to restrictions under the governing documents of the cooperative. The shares may be canceled in the event that associated maintenance charges due under the related proprietary leases are not paid.
Typically, a recognition agreement between the lender and the cooperative provides, among other things, that the lender may cure a default under a proprietary lease.

     Under the laws applicable in many states, "foreclosure" on cooperative shares is accomplished by a sale in accordance with the provisions of Article 9 of the UCC and the security agreement relating to the shares. Article 9 of the
UCC requires that a sale be conducted in a commercially reasonable manner, which may be dependent upon, among other things, the notice given the debtor and the method, manner, time, place and terms of the sale. Article 9 of the UCC provides that the proceeds of the sale will be applied first to pay the costs and expenses of the sale and then to satisfy the indebtedness secured by the lender's security interest. A recognition agreement, however, generally provides that the lender's right to reimbursement is subject to the right of the cooperative corporation to receive sums due under the proprietary leases.

BANKRUPTCY LAWS

     Operation of the U.S. Bankruptcy Code and related state laws may interfere with or affect the ability of a lender to realize upon collateral or to enforce a deficiency judgment. For example, under the U.S. Bankruptcy Code, virtually all actions, including foreclosure actions and deficiency judgment proceedings, to collect a debt are automatically stayed upon the filing of the bankruptcy petition. Often, no interest or principal payments are made during the course of the bankruptcy case. The delay caused by an automatic stay and its consequences can be significant. Also, under the U.S. Bankruptcy Code, the filing of a petition in bankruptcy by or on behalf of a junior lienor may stay the senior lender from taking action to foreclose out the junior lien.

     Under the U.S. Bankruptcy Code, the amount and terms of a mortgage loan secured by a lien on property of the debtor may be modified provided that substantive and procedural safeguards protective of the lender are met. A bankruptcy court may, among other things--

     o    reduce the secured portion of the outstanding amount of the loan to the then-current value of the property, thereby leaving the lender a general unsecured creditor for the difference between the then-current value of the property and the outstanding balance of the loan;

     o    reduce the amount of each scheduled payment, by means of a reduction in the rate of interest and/or an alteration of the repayment schedule, with or without affecting the unpaid principal balance of the loan;

     o    extend or shorten the term to maturity of the loan;

     o    permit the bankrupt borrower to cure of the subject loan default by paying the arrearage over a number of years; or

     o    permit the bankrupt borrower, through its rehabilitative plan, to reinstate the loan payment schedule even if the lender has obtained a final judgment of foreclosure prior to the filing of the debtor's petition.

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     Federal bankruptcy law may also interfere with or affect the ability of a secured lender to enforce the borrower's assignment of rents and leases related to the mortgaged property. A lender may be stayed from enforcing the assignment under the U.S. Bankruptcy Code. In addition, the legal proceedings necessary to resolve the issue could be time-consuming, and result in delays in the lender's receipt of the rents. However, recent amendments to the U.S. Bankruptcy Code may minimize the impairment of the lender's ability to enforce the borrower's assignment of rents and leases. In addition to the inclusion of hotel revenues within the definition of cash collateral as noted above, the amendments provide that a pre-petition security interest in rents or hotel revenues is designed to overcome those cases holding that a security interest in rents is unperfected under the laws of some states until the lender has taken some further action, such as commencing foreclosure or obtaining a receiver prior to activation of the assignment of rents.

     A borrower's ability to make payment on a mortgage loan may be impaired by the commencement of a bankruptcy case relating to the tenant under a lease of the related property. Under the U.S. Bankruptcy Code, the filing of a petition in bankruptcy by or on behalf of a tenant results in a stay in bankruptcy against the commencement or continuation of any state court proceeding for--

     o    past due rent,

     o    accelerated rent,

     o    damages, or

     o    a summary eviction order with respect to a default under the lease that occurred prior to the filing of the tenant's bankruptcy petition.

     In addition, the U.S. Bankruptcy Code generally provides that a trustee or debtor-in-possession may, subject to approval of the court:

     o    assume the lease and either retain it or assign it to a third party,
          or

     o    reject the lease.

     If the lease is assumed, the trustee, debtor-in-possession or assignee, if applicable, must cure any defaults under the lease, compensate the lessor for its losses and provide the lessor with adequate assurance of future performance. These remedies may be insufficient, and any assurances provided to the lessor may be inadequate. If the lease is rejected, the lessor will be treated, except potentially to the extent of any security deposit, as an unsecured creditor with respect to its claim for damages for termination of the lease. The U.S. Bankruptcy Code also limits a lessor's damages for lease rejection to:

     o    the rent reserved by the lease without regard to acceleration for the greater of one year, or 15%, not to exceed three years, of the remaining term of the lease, plus

     o    unpaid rent to the earlier of the surrender of the property or the lessee's bankruptcy filing.

ENVIRONMENTAL CONSIDERATIONS

     General. A lender may be subject to environmental risks when taking a security interest in real property. Of particular concern may be properties that are or have been used for industrial, manufacturing, military or disposal activity. Those environmental risks include the possible diminution of the value of a contaminated property or, as discussed below, potential liability for clean-up costs or other remedial actions that could exceed the value of the property or the amount of the lender's loan. In some circumstances, a lender may decide to abandon a contaminated real property as collateral for its loan rather than foreclose and risk liability for clean-up costs.

     Superlien Laws. Under the laws of many states, contamination on a property may give rise to a lien on the property for clean-up costs. In several states, that lien has priority over all existing liens, including those of existing mortgages. In these states, the lien of a mortgage may lose its priority to that superlien.

     CERCLA. The federal Comprehensive Environmental Response, Compensation and
Liability Act of 1980, as amended, imposes strict liability on present and past
"owners" and "operators" of contaminated real property for the costs of clean-up. A secured lender may be liable as an "owner" or

                                       85

"operator" of a contaminated mortgaged property if agents or employees of the lender have participated in the management of the property or the operations of the borrower. Liability may exist even if the lender did not cause or contribute to the contamination and regardless of whether the lender has actually taken possession of the contaminated mortgaged property through foreclosure, deed in lieu of foreclosure or otherwise. Moreover, liability is not limited to the original or unamortized principal balance of a loan or to the value of the property securing a loan. Excluded from CERCLA's definition of
"owner" or "operator," however, is a person who, without participating in the management of the facility, holds indicia of ownership primarily to protect his security interest. This is the so called "secured creditor exemption."

     The Asset Conservation, Lender Liability and Deposit Insurance Act of 1996
amended, among other things, the provisions of CERCLA with respect to lender liability and the secured creditor exemption. The Lender Liability Act offers substantial protection to lenders by defining the activities in which a lender can engage and still have the benefit of the secured creditor exemption. In order for a lender to be deemed to have participated in the management of a mortgaged property, the lender must actually participate in the operational affairs of the property of the borrower. The Lender Liability Act provides that
"merely having the capacity to influence, or unexercised right to control"
operations does not constitute participation in management. A lender will lose the protection of the secured creditor exemption only if--

     o    it exercises decision-making control over a borrower's environmental compliance and hazardous substance handling and disposal practices, or

     o    assumes day-to-day management of operational functions of a mortgaged property.

     The Lender Liability Act also provides that a lender will continue to have the benefit of the secured creditor exemption even if it forecloses on a mortgaged property, purchases it at a foreclosure sale or accepts a deed-in-lieu of foreclosure, provided that the lender seeks to sell that property at the earliest practicable commercially reasonable time on commercially reasonable terms.

     Other Federal and State Laws. Many states have statutes similar to CERCLA, and not all those statutes provide for a secured creditor exemption. In addition, under federal law, there is potential liability relating to hazardous wastes and underground storage tanks under the federal Resource Conservation and Recovery Act.

     Some federal, state and local laws, regulations and ordinances govern the management, removal, encapsulation or disturbance of asbestos-containing materials. These laws, as well as common law standards, may

     o    impose liability for releases of or exposure to asbestos-containing materials, and

     o    provide for third parties to seek recovery from owners or operators of real properties for personal injuries associated with those releases.

     Federal law requires owners of residential housing constructed prior to
1978 to disclose to potential residents or purchasers any known information in their possession regarding the presence of lead-based paint or lead-based paint-related hazards and will impose treble damages for any failure to disclose. In addition, the ingestion of lead-based paint chips or dust particles by children can result in lead poisoning. If lead-based paint hazards exist at a property, then the owner of that property may be held liable for injuries and for the costs of removal or encapsulation of the lead-based paint.

     In a few states, transfers of some types of properties are conditioned upon cleanup of contamination prior to transfer. In these cases, a lender that becomes the owner of a property through foreclosure, deed in lieu of foreclosure or otherwise, may be required to clean up the contamination before selling or otherwise transferring the property.

     Beyond statute-based environmental liability, there exist common law causes of action related to hazardous environmental conditions on a property, such as actions based on nuisance or on toxic tort resulting in death, personal injury or damage to property. While it may be more difficult to hold a lender liable under common law causes of action, unanticipated or uninsured liabilities of the borrower may jeopardize the borrower's ability to meet its loan obligations.

                                       86

     Federal, state and local environmental regulatory requirements change often. It is possible that compliance with a new regulatory requirement could impose significant compliance costs on a borrower. These costs may jeopardize the borrower's ability to meet its loan obligations.

     Additional Considerations. The cost of remediating hazardous substance contamination at a property can be substantial. If a lender becomes liable, it can bring an action for contribution against the owner or operator who created the environmental hazard. However, that individual or entity may be without substantial assets. Accordingly, it is possible that the costs could become a liability of the related trust and occasion a loss to the related certificateholders.

     If the operations on a foreclosed property are subject to environmental laws and regulations, the lender will be required to operate the property in accordance with those laws and regulations. This compliance may entail substantial expense, especially in the case of industrial or manufacturing properties.

     In addition, a lender may be obligated to disclose environmental conditions on a property to government entities and/or to prospective buyers, including prospective buyers at a foreclosure sale or following foreclosure.
This disclosure may decrease the amount that prospective buyers are willing to pay for the affected property, sometimes substantially.

DUE-ON-SALE AND DUE-ON-ENCUMBRANCE PROVISIONS

     Some or all of the mortgage loans underlying a series of offered certificates may contain due-on-sale and due-on-encumbrance clauses that purport to permit the lender to accelerate the maturity of the loan if the borrower transfers or encumbers the a mortgaged property. In recent years, court decisions and legislative actions placed substantial restrictions on the right of lenders to enforce these clauses in many states. However, the Garn-St
Germain Depository Institutions Act of 1982 generally preempts state laws that prohibit the enforcement of due-on-sale clauses and permits lenders to enforce these clauses in accordance with their terms, subject to the limitations prescribed in that Act and the regulations promulgated thereunder.

JUNIOR LIENS; RIGHTS OF HOLDERS OF SENIOR LIENS

     Any of our trusts may include mortgage loans secured by junior liens, while the loans secured by the related senior liens may not be included in that trust. The primary risk to holders of mortgage loans secured by junior liens is the possibility that adequate funds will not be received in connection with a foreclosure of the related senior liens to satisfy fully both the senior loans and the junior loan.

     In the event that a holder of a senior lien forecloses on a mortgaged property, the proceeds of the foreclosure or similar sale will be applied as follows:

     o    first, to the payment of court costs and fees in connection with the foreclosure;

     o    second, to real estate taxes;

     o    third, in satisfaction of all principal, interest, prepayment or acceleration penalties, if any, and any other sums due and owing to the holder of the senior liens; and

     o    last, in satisfaction of all principal, interest, prepayment and acceleration penalties, if any, and any other sums due and owing to the holder of the junior mortgage loan.

SUBORDINATE FINANCING

     Some mortgage loans underlying a series of offered certificates may not restrict the ability of the borrower to use the mortgaged property as security for one or more additional loans, or the restrictions may be unenforceable.
Where a borrower encumbers a mortgaged property with one or more junior liens, the senior lender is subjected to the following additional risks:

     o    the borrower may have difficulty servicing and repaying multiple loans;

     o    if the subordinate financing permits recourse to the borrower, as is frequently the case, and the senior loan does not, a borrower may have more incentive to repay sums due on the subordinate loan;

                                       87

     o    acts of the senior lender that prejudice the junior lender or impair the junior lender's security, such as the senior lender's agreeing to an increase in the principal amount of or the interest rate payable on the senior loan, may create a superior equity in favor of the junior lender;

     o    if the borrower defaults on the senior loan and/or any junior loan or loans, the existence of junior loans and actions taken by junior lenders can impair the security available to the senior lender and can interfere with or delay the taking of action by the senior lender; and

     o    the bankruptcy of a junior lender may operate to stay foreclosure or similar proceedings by the senior lender.

DEFAULT INTEREST AND LIMITATIONS ON PREPAYMENTS

     Notes and mortgages may contain provisions that obligate the borrower to pay a late charge or additional interest if payments are not timely made. They may also contain provisions that prohibit prepayments for a specified period and/or condition prepayments upon the borrower's payment of prepayment premium, fee or charge. In some states, there are or may be specific limitations upon the late charges that a lender may collect from a borrower for delinquent payments. Some states also limit the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid. In addition, the enforceability of provisions that provide for prepayment premiums, fees and charges upon an involuntary prepayment is unclear under the laws of many states.

APPLICABILITY OF USURY LAWS

     Title V of the Depository Institutions Deregulation and Monetary Control
Act of 1980 provides that state usury limitations shall not apply to various types of residential, including multifamily, first mortgage loans originated by particular lenders after March 31, 1980. Title V authorized any state to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision that expressly rejects application of the federal law.
In addition, even where Title V is not rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Some states have taken action to reimpose interest rate limits and/or to limit discount points or other charges.

AMERICANS WITH DISABILITIES ACT

     Under Title III of the Americans with Disabilities Act of 1990 and rules promulgated thereunder, in order to protect individuals with disabilities, owners of public accommodations, such as hotels, restaurants, shopping centers, hospitals, schools and social service center establishments, must remove architectural and communication barriers which are structural in nature from existing places of public accommodation to the extent "readily achievable." In addition, under the ADA, alterations to a place of public accommodation or a commercial facility are to be made so that, to the maximum extent feasible, the altered portions are readily accessible to and usable by disabled individuals.
The "readily achievable" standard takes into account, among other factors, the financial resources of the affected property owner, landlord or other applicable person. In addition to imposing a possible financial burden on the borrower in its capacity as owner or landlord, the ADA may also impose requirements on a foreclosing lender who succeeds to the interest of the borrower as owner or landlord. Furthermore, because the "readily achievable"
standard may vary depending on the financial condition of the owner or landlord, a foreclosing lender that is financially more capable than the borrower of complying with the requirements of the ADA may be subject to more stringent requirements than those to which the borrower is subject.

SERVICEMEMBERS CIVIL RELIEF ACT

     Under the terms of the Servicemembers Civil Relief Act, a borrower who enters military service after the origination of the borrower's mortgage loan, including a borrower who was in reserve status and is called to active duty after origination of the mortgage loan, may not be charged interest, including fees and charges, above an annual rate of 6% during the period of the borrower's active duty status, unless a court orders otherwise upon application of the lender. The Relief Act applies to individuals who are

                                       88

members of the Army, Navy, Air Force, Marines, National Guard, Reserves, Coast
Guard and officers of the U.S. Public Health Service assigned to duty with the military. Because the Relief Act applies to individuals who enter military service, including reservists who are called to active duty, after origination of the related mortgage loan, no information can be provided as to the number of loans with individuals as borrowers that may be affected by the Relief Act.

     Application of the Relief Act would adversely affect, for an indeterminate period of time, the ability of a master servicer or special servicer to collect full amounts of interest on an affected mortgage loan. Any shortfalls in interest collections resulting from the application of the Relief Act would result in a reduction of the amounts payable to the holders of certificates of the related series, and would not be covered by advances or, unless otherwise specified in the related prospectus supplement, any form of credit support provided in connection with the certificates. In addition, the Relief Act imposes limitations that would impair the ability of a master servicer or special servicer to foreclose on an affected mortgage loan during the borrower's period of active duty status and, under some circumstances, during an additional three month period after the active duty status ceases.

FORFEITURES IN DRUG, RICO AND MONEY LAUNDERING PROCEEDINGS

     Federal law provides that property purchased or improved with assets derived from criminal activity or otherwise tainted, or used in the commission of certain offenses can be seized by and ordered forfeited to the United States of America. The offenses which can trigger such a seizure and forfeiture include, among others, violations of the Racketeer Influenced and Corrupt
Organizations Act, the Bank Secrecy Act, the anti-money-laundering laws and regulations, including the Uniting and Strengthening America by Providing
Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the
"USA Patriot Act") and the regulations issued pursuant to the USA Patriot Act, as well as the narcotic drug laws. Under procedures contained in the
Comprehensive Crime Control Act of 1984, the government may seize the property even before conviction. The government must publish notice of the forfeiture proceeding and may give notice to all parties "known to have an alleged interest in the property," including the holders of mortgage loans.

     A lender may avoid forfeiture of its interest in the property if it establishes that--

     o    its mortgage was executed and recorded before commission of the illegal conduct from which the assets used to purchase or improve the property were derived or before any other crime upon which the forfeiture is based, or

     o    the lender was, at the time of execution of the mortgage, "reasonably without cause to believe that the property was subject to forfeiture."

     However, there is no assurance that such defense will be successful.

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                        FEDERAL INCOME TAX CONSEQUENCES
GENERAL

     This is a general discussion of the material federal income tax consequences of owning the offered certificates. This discussion is directed to certificateholders that hold the offered certificates as capital assets within the meaning of Section 1221 of the Internal Revenue Code. It does not discuss all federal income tax consequences that may be relevant to owners of offered certificates, particularly as to investors subject to special treatment under the Internal Revenue Code, including:

     o    banks,

     o    insurance companies,

     o    foreign investors.

     o    tax exempt investors,

     o    holders whose "functional currency" is not the United States dollar,

     o    United States expatriates, and

     o    holders holding the offered certificates as part of a hedge, straddle, or conversion transaction.

     Further, this discussion and any legal opinions referred to in this discussion are based on authorities that can change, or be differently interpreted, with possible retroactive effect. No rulings have been or will be sought from the IRS with respect to any of the federal income tax consequences discussed below. Accordingly, the IRS may take contrary positions.

     Investors and preparers of tax returns should be aware that under applicable Treasury regulations a provider of advice on specific issues of law is not considered an income tax return preparer unless the advice is--

     o    given with respect to events that have occurred at the time the advice is rendered, and

     o    is directly relevant to the determination of an entry on a tax return.

     Accordingly, even if this discussion addresses an issue regarding the tax treatment of the owner of the offered certificates, investors should consult their own tax advisors regarding that issue. Investors should do so not only as to federal taxes, but also as to state and local taxes. See "State and Other
Tax Consequences."

     The following discussion addresses securities of two general types:

     o    REMIC certificates, representing interests in a trust, or a portion of the assets of that trust, as to which a specified person or entity will make a real estate mortgage investment conduit, or REMIC, election under sections 860A through 860G of the Internal Revenue
          Code; and

     o    grantor trust certificates, representing interests in a trust, or a portion of the assets of that trust, as to which no REMIC election will be made.

     We will indicate in the prospectus supplement for each series of offered certificates whether the related trustee, another party to the related
Governing Document or an agent appointed by that trustee or other party will act as tax administrator for the related trust. If the related tax administrator is required to make a REMIC election, we also will identify in the related prospectus supplement all regular interests, residual interests and/or ownership interests, as applicable, in the resulting REMIC.

     The following discussion is limited to certificates offered under this prospectus. In addition, this discussion applies only to the extent that the related trust holds only mortgage loans. If a trust holds assets other than mortgage loans, such as mortgage-backed securities, we will disclose in the related prospectus supplement the tax consequences associated with those other assets being included. In addition, if agreements other than guaranteed investment contracts are included in a trust to provide interest rate protection for the related offered certificates, the anticipated material tax consequences associated with those agreements also will be discussed in the related prospectus supplement. See "Description of the Trust
Assets--Arrangements Providing Reinvestment, Interest Rate and Currency Related
Protection."

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     The following discussion is based in part on the rules governing original issue discount in sections 1271-1273 and 1275 of the Internal Revenue Code and in the Treasury regulations issued under those sections. It is also based in part on the rules governing REMICs in sections 860A-860G of the Internal
Revenue Code and in the Treasury regulations issued or proposed under those sections. The regulations relating to original issue discount do not adequately address all issues relevant to, and in some instances provide that they are not applicable to, securities such as the offered certificates.

REMICS

     General. With respect to each series of offered certificates as to which the related tax administrator will make a REMIC election, our counsel will deliver its opinion generally to the effect that, assuming compliance with all provisions of the related Governing Document, and subject to any other assumptions set forth in the opinion:

     o    the related trust, or the relevant designated portion of the trust, will qualify as a REMIC, and

     o    those offered certificates will represent--

          1.   regular interests in the REMIC, or

          2.   residual interests in the REMIC.

     Any and all offered certificates representing interests in a REMIC will be either--

     o    REMIC regular certificates, representing regular interests in the
          REMIC, or

     o    REMIC residual certificates, representing residual interests in the
          REMIC.

     If an entity electing to be treated as a REMIC fails to comply with the ongoing requirements of the Internal Revenue Code for REMIC status, it may lose its REMIC status. If so, the entity may become taxable as a corporation.
Therefore, the related certificates may not be given the tax treatment summarized below. Although the Internal Revenue Code authorizes the Treasury
Department to issue regulations providing relief in the event of an inadvertent termination of REMIC status, the Treasury Department has not done so. Any relief mentioned above, moreover, may be accompanied by sanctions. These sanctions could include the imposition of a corporate tax on all or a portion of a trust's income for the period in which the requirements for REMIC status are not satisfied. The Governing Document with respect to each REMIC will include provisions designed to maintain its status as a REMIC under the
Internal Revenue Code.

     Characterization of Investments in REMIC Certificates. Unless we state otherwise in the related prospectus supplement, the offered certificates that are REMIC certificates will be treated as--

     o    "real estate assets" within the meaning of section 856(c)(5)(B) of the
          Internal Revenue Code in the hands of a real estate investment trust,
          and

     o    "loans secured by an interest in real property" or other assets described in section 7701(a)(19)(C) of the Internal Revenue Code in the hands of a thrift institution,

in the same proportion that the assets of the related REMIC are so treated.

     However, to the extent that the REMIC assets constitute mortgage loans on property not used for residential or other prescribed purposes, the related offered certificates will not be treated as assets qualifying under section
7701(a)(19)(C) of the Internal Revenue Code. If 95% or more of the assets of the REMIC qualify for any of the foregoing characterizations at all times during a calendar year, the related offered certificates will qualify for the corresponding status in their entirety for that calendar year.

     In addition, unless we state otherwise in the related prospectus supplement, offered certificates that are REMIC regular certificates will be
"qualified mortgages" within the meaning of section 860G(a)(3) of the Internal
Revenue Code in the hands of another REMIC.

     Finally, interest, including original issue discount, on offered certificates that are REMIC regular certificates, and income allocated to offered certificates that are REMIC residual certificates, will be interest described in section 856(c)(3)(B) of the Internal Revenue Code if received by a real estate

                                       91

investment trust, to the extent that these certificates are treated as "real estate assets" within the meaning of section 856(c)(5)(B) of the Internal
Revenue Code.

     The related tax administrator will determine the percentage of the REMIC's assets that constitute assets described in the above-referenced sections of the
Internal Revenue Code with respect to each calendar quarter based on the average adjusted basis of each category of the assets held by the REMIC during that calendar quarter. The related tax administrator will report those determinations to certificateholders in the manner and at the times required by applicable Treasury regulations.

     The assets of the REMIC will include, in addition to mortgage loans--

     o    collections on mortgage loans held pending payment on the related offered certificates, and

     o    any property acquired by foreclosure held pending sale, and may include amounts in reserve accounts.

     It is unclear whether property acquired by foreclosure held pending sale, and amounts in reserve accounts, would be considered to be part of the mortgage loans, or whether these assets otherwise would receive the same treatment as the mortgage loans for purposes of the above-referenced sections of the
Internal Revenue Code. In addition, in some instances, the mortgage loans may not be treated entirely as assets described in those sections of the Internal
Revenue Code. If so, we will describe in the related prospectus supplement those mortgage loans that are characterized differently. The Treasury regulations do provide, however, that cash received from collections on mortgage loans held pending payment is considered part of the mortgage loans for purposes of section 856(c)(5)(B) of the Internal Revenue Code, relating to real estate investment trusts.

     To the extent a REMIC certificate represents ownership of an interest in a mortgage loan that is secured in part by the related borrower's interest in a bank account, that mortgage loan is not secured solely by real estate.
Accordingly:

     o    a portion of that certificate may not represent ownership of "loans secured by an interest in real property" or other assets described in section 7701(a)(19)(C) of the Internal Revenue Code;

     o    a portion of that certificate may not represent ownership of "real estate assets" under section 856(c)(5)(B) of the Internal Revenue
          Code; and

     o    the interest on that certificate may not constitute "interest on obligations secured by mortgages on real property" within the meaning of section 856(c)(3)(B) of the Internal Revenue Code.

     Tiered REMIC Structures. For some series of REMIC certificates, the related tax administrator may make two or more REMIC elections as to the related trust for federal income tax purposes. As to each of these series of
REMIC certificates, our counsel will opine that each portion of the related trust as to which a REMIC election is to be made will qualify as a REMIC. Each of these series will be treated as interests in one REMIC solely for purposes of determining:

     o    whether the related REMIC certificates will be "real estate assets"
          within the meaning of section 856(c)(5)(B) of the Internal Revenue
          Code,

     o    whether the related REMIC certificates will be "loans secured by an interest in real property" under section 7701(a)(19)(C) of the
          Internal Revenue Code, and

     o    whether the interest/income on the related REMIC certificates is interest described in section 856(c)(3)(B) of the Internal Revenue
          Code.

     Taxation of Owners of REMIC Regular Certificates.

     General. Except as otherwise stated in this discussion, the Internal
Revenue Code treats REMIC regular certificates as debt instruments issued by the REMIC and not as ownership interests in the REMIC or its assets. Holders of
REMIC regular certificates that otherwise report income under the cash method of accounting must nevertheless report income with respect to REMIC regular certificates under the accrual method.

     Original Issue Discount. Some REMIC regular certificates may be issued with original issue discount within the meaning of section 1273(a) of the
Internal Revenue Code. Any holders of REMIC

                                       92

regular certificates issued with original issue discount generally will have to include original issue discount in income as it accrues, in accordance with a constant yield method, prior to the receipt of the cash attributable to that income. The Treasury Department has issued regulations under sections 1271 to
1275 of the Internal Revenue Code generally addressing the treatment of debt instruments issued with original issue discount. section 1272(a)(6) of the
Internal Revenue Code provides special rules applicable to the accrual of original issue discount on, among other things, REMIC regular certificates. The
Treasury Department has not issued regulations under that section. You should be aware, however, that section 1272(a)(6) and the regulations under sections
1271 to 1275 of the Internal Revenue Code do not adequately address all issues relevant to, or are not applicable to, prepayable securities such as the offered certificates. We recommend that you consult with your own tax advisor concerning the tax treatment of your offered certificates.

     The Internal Revenue Code requires, in computing the accrual of original issue discount on REMIC regular certificates, that a reasonable assumption be used concerning the rate at which borrowers will prepay the mortgage loans held by the related REMIC. Further, adjustments must be made in the accrual of that original issue discount to reflect differences between the prepayment rate actually experienced and the assumed prepayment rate. The prepayment assumption is to be determined in a manner prescribed in Treasury regulations that the
Treasury Department has not yet issued. The Committee Report indicates that the regulations should provide that the prepayment assumption used with respect to a REMIC regular certificate is determined once, at initial issuance, and must be the same as that used in pricing. The prepayment assumption used in reporting original issue discount for each series of REMIC regular certificates will be consistent with this standard and will be disclosed in the related prospectus supplement. However, neither we nor any other person will make any representation that the mortgage loans underlying any series of REMIC regular certificates will in fact prepay at a rate conforming to the prepayment assumption or at any other rate or that the IRS will not challenge on audit the prepayment assumption used.

     The original issue discount, if any, on a REMIC regular certificate will be the excess of its stated redemption price at maturity over its issue price.

     The issue price of a particular class of REMIC regular certificates will be the first cash price at which a substantial amount of those certificates are sold, excluding sales to bond houses, brokers and underwriters. If less than a substantial amount of a particular class of REMIC regular certificates is sold for cash on or prior to the related date of initial issuance of those certificates, the issue price for that class will be the fair market value of that class on the date of initial issuance.

     Under the Treasury regulations, the stated redemption price of a REMIC regular certificate is equal to the total of all payments to be made on that certificate other than qualified stated interest. Qualified stated interest is interest that is unconditionally payable at least annually, during the entire term of the instrument, at:

     o    a single fixed rate,

     o    a "qualified floating rate,"

     o    an "objective rate,"

     o    a combination of a single fixed rate and one or more "qualified floating rates,"

     o    a combination of a single fixed rate and one "qualified inverse floating rate," or

     o    a combination of "qualified floating rates" that does not operate in a manner that accelerates or defers interest payments on the REMIC regular certificate.

     In the case of REMIC regular certificates bearing adjustable interest rates, the determination of the total amount of original issue discount and the timing of the inclusion of that discount will vary according to the characteristics of those certificates. If the original issue discount rules apply to those certificates, we will describe in the related prospectus supplement the manner in which those rules will be applied with respect to those certificates in preparing information returns to the certificateholders and the IRS.

     Some classes of REMIC regular certificates may provide that the first interest payment with respect to those certificates be made more than one month after the date of initial issuance, a period that is longer

                                       93

than the subsequent monthly intervals between interest payments. Assuming the accrual period for original issue discount is the monthly period that ends on each payment date, then, as a result of this long first accrual period, some or all interest payments may be required to be included in the stated redemption price of the REMIC regular certificate and accounted for as original issue discount. Because interest on REMIC regular certificates must in any event be accounted for under an accrual method, applying this analysis would result in only a slight difference in the timing of the inclusion in income of the yield on the REMIC regular certificates.

     In addition, if the accrued interest to be paid on the first payment date is computed with respect to a period that begins prior to the date of initial issuance, a portion of the purchase price paid for a REMIC regular certificate will reflect that accrued interest. In those cases, information returns provided to the certificateholders and the IRS will be based on the position that the portion of the purchase price paid for the interest accrued prior to the date of initial issuance is treated as part of the overall cost of the
REMIC regular certificate. Therefore, the portion of the interest paid on the first payment date in excess of interest accrued from the date of initial issuance to the first payment date is included in the stated redemption price of the REMIC regular certificate. However, the Treasury regulations state that all or some portion of this accrued interest may be treated as a separate asset, the cost of which is recovered entirely out of interest paid on the first payment date. It is unclear how an election to do so would be made under these regulations and whether this election could be made unilaterally by a certificateholder.

     Notwithstanding the general definition of original issue discount, original issue discount on a REMIC regular certificate will be considered to be de minimis if it is less than 0.25% of the stated redemption price of the certificate multiplied by its weighted average maturity. For this purpose, the weighted average maturity of a REMIC regular certificate is computed as the sum of the amounts determined, as to each payment included in the stated redemption price of the certificate, by multiplying:

     o    the number of complete years, rounding down for partial years, from the date of initial issuance, until that payment is expected to be made, presumably taking into account the prepayment assumption, by

     o    a fraction--

          1.   the numerator of which is the amount of the payment, and

          2.   the denominator of which is the stated redemption price at maturity of the certificate.

     Under the Treasury regulations, original issue discount of only a de minimis amount, other than de minimis original issue discount attributable to a so-called "teaser" interest rate or an initial interest holiday, will be included in income as each payment of stated principal is made, based on the product of:

     o    the total amount of the de minimis original issue discount, and

     o    a fraction--

          1.   the numerator of which is the amount of the principal payment,
               and

          2.   the denominator of which is the outstanding stated principal amount of the subject REMIC regular certificate.

     The Treasury regulations also would permit you to elect to accrue de minimis original issue discount into income currently based on a constant yield method. See "--REMICs--Taxation of Owners of REMIC Regular Certificates--Market
Discount" below for a description of that election under the applicable
Treasury regulations.

     If original issue discount on a REMIC regular certificate is in excess of a de minimis amount, the holder of the certificate must include in ordinary gross income the sum of the daily portions of original issue discount for each day during its taxable year on which it held the certificate, including the purchase date but excluding the disposition date. In the case of an original holder of a REMIC regular certificate, the daily portions of original issue discount will be determined as described below in this "--Original Issue
Discount" subsection.

     As to each accrual period, the related tax administrator will calculate the original issue discount that accrued during that accrual period. For these purposes, an accrual period is, unless we otherwise state in

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the related prospectus supplement, the period that begins on a date that corresponds to a payment date, or in the case of the first accrual period, begins on the date of initial issuance, and ends on the day preceding the immediately following payment date. The portion of original issue discount that accrues in any accrual period will equal the excess, if any, of:

     o    the sum of:

          1.   the present value, as of the end of the accrual period, of all of the payments remaining to be made on the subject REMIC regular certificate, if any, in future periods, presumably taking into account the prepayment assumption, and

          2.   the payments made on that certificate during the accrual period of amounts included in the stated redemption price, over

     o    the adjusted issue price of the subject REMIC regular certificate at the beginning of the accrual period.

     The adjusted issue price of a REMIC regular certificate is:

     o    the issue price of the certificate, increased by

     o    the total amount of original issue discount previously accrued on the certificate, reduced by

     o    the amount of all prior payments of amounts included in its stated
          redemption price.

The present value of the remaining payments referred to in item 1. of the second preceding sentence will be calculated:

     o    assuming that payments on the REMIC regular certificate will be received in future periods based on the related mortgage loans being prepaid at a rate equal to the prepayment assumption;

     o    using a discount rate equal to the original yield to maturity of the certificate, based on its issue price and the assumption that the related mortgage loans will be prepaid at a rate equal to the prepayment assumption; and

     o    taking into account events, including actual prepayments, that have occurred before the close of the accrual period.

     The original issue discount accruing during any accrual period, computed as described above, will be allocated ratably to each day during the accrual period to determine the daily portion of original issue discount for that day.

     A subsequent purchaser of a REMIC regular certificate that purchases the certificate at a cost, excluding any portion of that cost attributable to accrued qualified stated interest, that is less than its remaining stated
redemption price, will also be required to include in gross income the daily portions of any original issue discount with respect to the certificate.
However, the daily portion will be reduced, if the cost is in excess of its adjusted issue price, in proportion to the ratio that the excess bears to the total original issue discount remaining to be accrued on the certificate. The adjusted issue price of a REMIC regular certificate, as of any date of determination, equals the sum of:

     o    the adjusted issue price or, in the case of the first accrual period, the issue price, of the certificate at the beginning of the accrual period which includes that date of determination, and

     o    the daily portions of original issue discount for all days during that accrual period prior to that date of determination.

     If the foregoing method for computing original issue discount results in a negative amount of original issue discount as to any accrual period with respect to a REMIC regular certificate held by you, the amount of original issue discount accrued for that accrual period will be zero. You may not deduct the negative amount currently. Instead, you will only be permitted to offset it against future positive original issue discount, if any, attributable to the certificate. Although not free from doubt, it is possible that you may be permitted to recognize a loss to the extent your basis in the certificate exceeds the maximum amount of payments that you could ever receive with respect to the certificate. However, the loss may be

                                       95

a capital loss, which is limited in its deductibility. The foregoing considerations are particularly relevant to certificates that have no, or a disproportionately small, amount of principal because they can have negative yields if the mortgage loans held by the related REMIC prepay more quickly than anticipated. See "Risk Factors--The Investment Performance of Your Offered
Certificate Will Depend Upon Payments, Defaults and Losses on the Underlying
Mortgage Loans; and Those Payments, Defaults and Losses may be Highly
Unpredictable."

     The Treasury regulations in some circumstances permit the holder of a debt instrument to recognize original issue discount under a method that differs from that used by the issuer. Accordingly, it is possible that you may be able to select a method for recognizing original issue discount that differs from that used by the trust in preparing reports to you and the IRS. Prospective purchasers of the REMIC regular certificates should consult their tax advisors concerning the tax treatment of these certificates in this regard.

     Market Discount. You will be considered to have purchased a REMIC regular certificate at a market discount if--

     o    in the case of a certificate issued without original issue discount, you purchased the certificate at a price less than its remaining stated principal amount, or

     o    in the case of a certificate issued with original issue discount, you purchased the certificate at a price less than its adjusted issue price.

     If you purchase a REMIC regular certificate with more than a de minimis amount of market discount, you will recognize gain upon receipt of each payment representing stated redemption price. Under section 1276 of the Internal
Revenue Code, you generally will be required to allocate the portion of each payment representing some or all of the stated redemption price first to accrued market discount not previously included in income. You must recognize ordinary income to that extent. You may elect to include market discount in income currently as it accrues rather than including it on a deferred basis in accordance with the foregoing. If made, this election will apply to all market discount bonds acquired by you on or after the first day of the first taxable year to which this election applies.

     The Treasury regulations also permit you to elect to accrue all interest and discount, including de minimis market or original issue discount, in income as interest, and to amortize premium, based on a constant yield method. Your making this election with respect to a REMIC regular certificate with market discount would be deemed to be an election to include currently market discount in income with respect to all other debt instruments with market discount that you acquire during the taxable year of the election or thereafter, and possibly previously acquired instruments. Similarly, your making this election as to a certificate acquired at a premium would be deemed to be an election to amortize bond premium, with respect to all debt instruments having amortizable bond premium that you own or acquire. See "--REMICs --Taxation of Owners of REMIC
Regular Certificates--Premium" below.

     Each of the elections described above to accrue interest and discount, and to amortize premium, with respect to a certificate on a constant yield method or as interest would be irrevocable except with the approval of the IRS.

     However, market discount with respect to a REMIC regular certificate will be considered to be de minimis for purposes of section 1276 of the Internal
Revenue Code if the market discount is less than 0.25% of the remaining stated
redemption price of the certificate multiplied by the number of complete years to maturity remaining after the date of its purchase. In interpreting a similar rule with respect to original issue discount on obligations payable in installments, the Treasury regulations refer to the weighted average maturity of obligations. It is likely that the same rule will be applied with respect to market discount, presumably taking into account the prepayment assumption. If market discount is treated as de minimis under this rule, it appears that the actual discount would be treated in a manner similar to original issue discount of a de minimis amount. See "--REMICs--Taxation of Owners of REMIC Regular
Certificates--Original Issue Discount" above. This treatment would result in discount being included in income at a slower rate than discount would be required to be included in income using the method described above.

     Section 1276(b)(3) of the Internal Revenue Code specifically authorizes the Treasury Department to issue regulations providing for the method for accruing market discount on debt instruments, the principal

                                       96

of which is payable in more than one installment. Until regulations are issued by the Treasury Department, the relevant rules described in the Committee
Report apply. The Committee Report indicates that in each accrual period, you may accrue market discount on a REMIC regular certificate held by you, at your option:

     o    on the basis of a constant yield method,

     o    in the case of a certificate issued without original issue discount, in an amount that bears the same ratio to the total remaining market discount as the stated interest paid in the accrual period bears to the total amount of stated interest remaining to be paid on the certificate as of the beginning of the accrual period, or

     o    in the case of a certificate issued with original issue discount, in an amount that bears the same ratio to the total remaining market discount as the original issue discount accrued in the accrual period bears to the total amount of original issue discount remaining on the certificate at the beginning of the accrual period.

     The prepayment assumption used in calculating the accrual of original issue discount is also used in calculating the accrual of market discount.

     To the extent that REMIC regular certificates provide for monthly or other periodic payments throughout their term, the effect of these rules may be to require market discount to be includible in income at a rate that is not significantly slower than the rate at which the discount would accrue if it were original issue discount. Moreover, in any event a holder of a REMIC regular certificate generally will be required to treat a portion of any gain on the sale or exchange of the certificate as ordinary income to the extent of the market discount accrued to the date of disposition under one of the foregoing methods, less any accrued market discount previously reported as ordinary income.

     Further, section 1277 of the Internal Revenue Code may require you to defer a portion of your interest deductions for the taxable year attributable to any indebtedness incurred or continued to purchase or carry a REMIC regular certificate purchased with market discount. For these purposes, the de minimis rule referred to above applies. Any deferred interest expense would not exceed the market discount that accrues during the related taxable year and is, in general, allowed as a deduction not later than the year in which the related market discount is includible in income. If you have elected, however, to include market discount in income currently as it accrues, the interest deferral rule described above would not apply.

     Premium. A REMIC regular certificate purchased at a cost, excluding any portion of the cost attributable to accrued qualified stated interest, that is greater than its remaining stated redemption price will be considered to be purchased at a premium. You may elect under section 171 of the Internal Revenue
Code to amortize the premium over the life of the certificate. If you elect to amortize bond premium, bond premium would be amortized on a constant yield method and would be applied as an offset against qualified stated interest. If made, this election will apply to all debt instruments having amortizable bond premium that you own or subsequently acquire. The IRS has issued regulations on the amortization of bond premium, but they specifically do not apply to holders of REMIC regular certificates.

     The Treasury regulations also permit you to elect to include all interest, discount and premium in income based on a constant yield method, further treating you as having made the election to amortize premium generally. See
"--Taxation of Owners of REMIC Regular Certificates--Market Discount" above.
The Committee Report states that the same rules that apply to accrual of market discount and require the use of a prepayment assumption in accruing market discount with respect to REMIC regular certificates without regard to whether those certificates have original issue discount, will also apply in amortizing bond premium under section 171 of the Internal Revenue Code.

     Whether you will be treated as holding a REMIC regular certificate with amortizable bond premium will depend on--

     o    the purchase price paid for your offered certificate, and

     o    the payments remaining to be made on your offered certificate at the time of its acquisition by you.

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     If you acquire an interest in any class of REMIC regular certificates issued at a premium, you should consider consulting your own tax advisor regarding the possibility of making an election to amortize the premium.

     Realized Losses. Under section 166 of the Internal Revenue Code, if you are either a corporate holder of a REMIC regular certificate or a noncorporate holder of a REMIC regular certificate that acquires the certificate in connection with a trade or business, you should be allowed to deduct, as ordinary losses, any losses sustained during a taxable year in which your offered certificate becomes wholly or partially worthless as the result of one or more realized losses on the related mortgage loans. However, if you are a noncorporate holder that does not acquire a REMIC regular certificate in connection with a trade or business, it appears that--

     o    you will not be entitled to deduct a loss under section 166 of the
          Internal Revenue Code until your offered certificate becomes wholly worthless, which is when its principal balance has been reduced to zero, and

     o    the loss will be characterized as a short-term capital loss.

     You will also have to accrue interest and original issue discount with respect to your REMIC regular certificate, without giving effect to any reductions in payments attributable to defaults or delinquencies on the related mortgage loans, until it can be established that those payment reductions are not recoverable. As a result, your taxable income in a period could exceed your economic income in that period. If any of those amounts previously included in taxable income are not ultimately received due to a loss on the related mortgage loans, you should be able to recognize a loss or reduction in income.
However, the law is unclear with respect to the timing and character of this loss or reduction in income.

     Taxation of Owners of REMIC Residual Certificates.

     General. Although a REMIC is a separate entity for federal income tax purposes, the Internal Revenue Code does not subject a REMIC to entity-level taxation, except with regard to prohibited transactions and the other transactions described under "--REMICs--Prohibited Transactions Tax and Other
Taxes" below. Rather, a holder of REMIC residual certificates must generally include in income the taxable income or net loss of the related REMIC.
Accordingly, the Internal Revenue Code treats the REMIC residual certificates much differently than it would if they were direct ownership interests in the related mortgage loans or as debt instruments issued by the related REMIC.

     Holders of REMIC residual certificates generally will be required to report their daily portion of the taxable income or, subject to the limitations noted in this discussion, the net loss of the related REMIC for each day during a calendar quarter that they own those certificates. For this purpose, the taxable income or net loss of the REMIC will be allocated to each day in the calendar quarter ratably using a "30 days per month/90 days per quarter/360 days per year" convention unless we otherwise disclose in the related prospectus supplement. These daily amounts then will be allocated among the holders of the REMIC residual certificates in proportion to their respective ownership interests on that day. Any amount included in the residual certificateholders' gross income or allowed as a loss to them by virtue of this paragraph will be treated as ordinary income or loss. The taxable income of the
REMIC will be determined under the rules described below in "--REMICs--Taxation of Owners of REMIC Residual Certificates--Taxable Income of the REMIC." Holders
of REMIC residual certificates must report the taxable income of the related
REMIC without regard to the timing or amount of cash payments by the REMIC until the REMIC's termination. Income derived from the REMIC residual certificates will be "portfolio income" for the purposes of the limitations under section 469 of the Internal Revenue Code on the deductibility of "passive losses."

     A holder of a REMIC residual certificate that purchased the certificate from a prior holder also will be required to report on its federal income tax return amounts representing its daily share of the taxable income, or net loss, of the related REMIC for each day that it holds the REMIC residual certificate.
These daily amounts generally will equal the amounts of taxable income or net loss determined as described above. The Committee Report indicates that modifications of the general rules may be made, by regulations, legislation or otherwise to reduce, or increase, the income of a holder of a REMIC residual certificate. These modifications would occur when a holder purchases the REMIC residual certificate from

                                       98

a prior holder at a price other than the adjusted basis that the REMIC residual certificate would have had in the hands of an original holder of that certificate. The Treasury regulations, however, do not provide for these modifications.

     Any payments that you receive from the seller of a REMIC residual certificate in connection with the acquisition of that certificate will be income to you.

     The Treasury Department has issued final regulations, effective May 11,
2004, which address the federal income tax treatment of "inducement fees"
received by transferees of noneconomic REMIC residual interests. The final regulations require inducement fees to be included in income over a period reasonably related to the period in which the related REMIC residual interest is expected to generate taxable income or net loss to its holder. The final regulations provide two safe harbor methods which permit transferees to include inducement fees in income, either (a) in the same amounts and over the same period that the taxpayer uses for financial reporting purposes, provided that such period is not shorter than the period the REMIC is expected to generate taxable income or (b) ratably over the remaining anticipated weighted average life of all the regular and residual interests issued by the REMIC, determined based on actual distributions projected as remaining to be made on such interests under the prepayment assumption. If the holder of a REMIC residual interest sells or otherwise disposes of the residual certificate, any unrecognized portion of the inducement fee must be taken into account at the time of the sale or disposition. The final regulations also provide that an inducement fee shall be treated as income from sources within the United
States. In addition, the IRS has issued administrative guidance addressing the procedures by which transferees of noneconomic REMIC residual interests may obtain automatic consent from the IRS to change the method of accounting for
REMIC inducement fee income to one of the safe harbor methods provided in these final regulations (including a change from one safe harbor method to the other safe harbor method). Prospective purchasers of the REMIC residual certificates should consult with their tax advisors regarding the effect of these final regulations and the related guidance regarding the procedures for obtaining automatic consent to change the method of accounting.

     Tax liability with respect to the amount of income that holders of REMIC residual certificates will be required to report, will often exceed the amount of cash payments received from the related REMIC for the corresponding period.
Consequently, you should have--

     o    other sources of funds sufficient to pay any federal income taxes due as a result of your ownership of REMIC residual certificates, or

     o    unrelated deductions against which income may be offset.

See, however, the rules discussed below relating to:

     o    excess inclusions,

     o    residual interests without significant value, and

     o    noneconomic residual interests.

     The fact that the tax liability associated with this income allocated to you may exceed the cash payments received by you for the corresponding period may significantly and adversely affect their after-tax rate of return. This disparity between income and payments may not be offset by corresponding losses or reductions of income attributable to your REMIC residual certificates until subsequent tax years. Even then, the extra income may not be completely offset due to changes in the Internal Revenue Code, tax rates or character of the income or loss. Therefore, REMIC residual certificates will ordinarily have a negative value at the time of issuance. See "Risk Factors--Residual Interests in a Real Estate Mortgage Investment Conduit Have Adverse Tax Consequences."

     Taxable Income of the REMIC. The taxable income of a REMIC will equal:

     o    the income from the mortgage loans and other assets of the REMIC; plus

     o    any cancellation of indebtedness income due to the allocation of realized losses to those REMIC certificates constituting regular interests in the REMIC; less the following items--

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          1.   the deductions allowed to the REMIC for interest, including original issue discount but reduced by any premium on issuance, on any class of REMIC certificates constituting regular interests in the REMIC, whether offered or not,

          2.   amortization of any premium on the mortgage loans held by the
               REMIC,

          3.   bad debt losses with respect to the mortgage loans held by the
               REMIC, and

          4.   except as described below in this "--Taxable Income of the REMIC"
               subsection, servicing, administrative and other expenses.

     For purposes of determining its taxable income, a REMIC will have an initial aggregate basis in its assets equal to the sum of the issue prices of all REMIC certificates, or in the case of REMIC certificates not sold initially, their fair market values. The aggregate basis will be allocated among the mortgage loans and the other assets of the REMIC in proportion to their respective fair market values. The issue price of any REMIC certificates offered hereby will be determined in the manner described above under
"--REMICs--Taxation of Owners of REMIC Regular Certificates--Original Issue
Discount." The issue price of a REMIC certificate received in exchange for an interest in mortgage loans or other property will equal the fair market value of the interests in the mortgage loans or other property. Accordingly, if one or more classes of REMIC certificates are retained initially rather than sold, the related tax administrator may be required to estimate the fair market value of these interests in order to determine the basis of the REMIC in the mortgage loans and other property held by the REMIC.

     Subject to possible application of the de minimis rules, the method of accrual by a REMIC of original issue discount income and market discount income with respect to mortgage loans that it holds will be equivalent to the method for accruing original issue discount income for holders of REMIC regular certificates. That method is a constant yield method taking into account the prepayment assumption. However, a REMIC that acquires loans at a market discount must include that market discount in income currently, as it accrues, on a constant yield basis. See "--REMICs--Taxation of Owners of REMIC Regular
Certificates" above, which describes a method for accruing the discount income that is analogous to that required to be used by a REMIC as to mortgage loans with market discount that it holds.

     A REMIC will acquire a mortgage loan with discount, or premium, to the extent that the REMIC's basis, determined as described in the preceding paragraph, is different from its stated redemption price. Discount will be includible in the income of the REMIC as it accrues, in advance of receipt of the cash attributable to that income, under a method similar to the method described above for accruing original issue discount on the REMIC regular certificates. A REMIC probably will elect under section 171 of the Internal
Revenue Code to amortize any premium on the mortgage loans that it holds.
Premium on any mortgage loan to which this election applies may be amortized under a constant yield method, presumably taking into account the prepayment assumption.

     A REMIC will be allowed deductions for interest, including original issue discount, on all of the certificates that constitute regular interests in the
REMIC, whether or not offered hereby, as if those certificates were indebtedness of the REMIC. Original issue discount will be considered to accrue for this purpose as described above under "--REMICs--Taxation of Owners of
REMIC Regular Certificates--Original Issue Discount." However, the de minimis rule described in that section will not apply in determining deductions.

     If a class of REMIC regular certificates is issued at a price in excess of the stated redemption price of that class, the net amount of interest deductions that are allowed to the REMIC in each taxable year with respect to those certificates will be reduced by an amount equal to the portion of that excess that is considered to be amortized in that year. It appears that this excess should be amortized under a constant yield method in a manner analogous to the method of accruing original issue discount described above under
"--REMICs--Taxation of Owners of REMIC Regular Certificates--Original Issue
Discount."

     As a general rule, the taxable income of a REMIC will be determined as if the REMIC were an individual having the calendar year as its taxable year and using the accrual method of accounting. However, no item of income, gain, loss or deduction allocable to a prohibited transaction will be taken into account.
See "--REMICs--Prohibited Transactions Tax and Other Taxes" below. Further, the

                                      100

limitation on miscellaneous itemized deductions imposed on individuals by section 67 of the Internal Revenue Code will not be applied at the REMIC level so that the REMIC will be allowed full deductions for servicing, administrative and other non-interest expenses in determining its taxable income. All those expenses will be allocated as a separate item to the holders of the related
REMIC certificates, subject to the limitation of section 67 of the Internal
Revenue Code. See "--REMICs--Taxation of Owners of REMIC Residual
Certificates--Possible Pass-Through of Miscellaneous Itemized Deductions"
below. If the deductions allowed to the REMIC exceed its gross income for a calendar quarter, the excess will be the net loss for the REMIC for that calendar quarter.

     Basis Rules, Net Losses and Distributions. The adjusted basis of a REMIC residual certificate will be equal to:

     o    the amount paid for that REMIC residual certificate,

     o    increased by amounts included in the income of the holder of that
          REMIC residual certificate, and

     o    decreased, but not below zero, by payments made, and by net losses allocated, to the holder of that REMIC residual certificate.

     A holder of a REMIC residual certificate is not allowed to take into account any net loss for any calendar quarter to the extent that the net loss exceeds the adjusted basis to that holder as of the close of that calendar quarter, determined without regard to that net loss. Any loss that is not currently deductible by reason of this limitation may be carried forward indefinitely to future calendar quarters and, subject to the same limitation, may be used only to offset income from the REMIC residual certificate.

     Any distribution on a REMIC residual certificate will be treated as a nontaxable return of capital to the extent it does not exceed the holder's adjusted basis in the REMIC residual certificate. To the extent a distribution on a REMIC residual certificate exceeds the holder's adjusted basis, it will be treated as gain from the sale of that REMIC residual certificate.

     A holder's basis in a REMIC residual certificate will initially equal the amount paid for the certificate and will be increased by that holder's allocable share of taxable income of the related REMIC. However, these increases in basis may not occur until the end of the calendar quarter, or perhaps the end of the calendar year, with respect to which the related REMIC's taxable income is allocated to that holder. To the extent the initial basis of the holder of a REMIC residual certificate is less than the distributions to that holder, and increases in the initial basis either occur after these distributions or, together with the initial basis, are less than the amount of these payments, gain will be recognized to that holder on these distributions.
This gain will be treated as gain from the sale of its REMIC residual certificate.

     The effect of these rules is that a holder of a REMIC residual certificate may not amortize its basis in a REMIC residual certificate, but may only recover its basis:

     o    through distributions,

     o    through the deduction of any net losses of the REMIC, or

     o    upon the sale of its REMIC residual certificate.

See "--REMICs--Sales of REMIC Certificates" below.

     For a discussion of possible modifications of these rules that may require adjustments to income of a holder of a REMIC residual certificate other than an original holder see "--REMICs--Taxation of Owners of REMIC Residual
Certificates--General" above. These adjustments could require a holder of a
REMIC residual certificate to account for any difference between the cost of the certificate to the holder and the adjusted basis of the certificate would have been in the hands of an original holder.

     Excess Inclusions. Any excess inclusions with respect to a REMIC residual certificate will be subject to federal income tax in all events. In general, the excess inclusions with respect to a REMIC residual certificate for any calendar quarter will be the excess, if any, of:

     o    the daily portions of REMIC taxable income allocable to that certificate, over

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     o    the sum of the daily accruals for each day during the quarter that the certificate was held by that holder.

     The daily accruals of a holder of a REMIC residual certificate will be determined by allocating to each day during a calendar quarter its ratable portion of a numerical calculation. That calculation is the product of the adjusted issue price of the REMIC residual certificate at the beginning of the calendar quarter and 120% of the long-term Federal rate in effect on the date of initial issuance. For this purpose, the adjusted issue price of a REMIC residual certificate as of the beginning of any calendar quarter will be equal to:

     o    the issue price of the certificate, increased by

     o    the sum of the daily accruals for all prior quarters, and decreased, but not below zero, by

     o    any payments made with respect to the certificate before the beginning of that quarter.

     The issue price of a REMIC residual certificate is the initial offering price to the public at which a substantial amount of the REMIC residual certificates were sold, but excluding sales to bond houses, brokers and underwriters or, if no sales have been made, their initial value. The long-term
Federal rate is an average of current yields on Treasury securities with a remaining term of greater than nine years, computed and published monthly by the IRS.

     Although it has not done so, the Treasury Department has authority to issue regulations that would treat the entire amount of income accruing on a
REMIC residual certificate as excess inclusions if the REMIC residual interest evidenced by that certificate is considered not to have significant value.

     For holders of REMIC residual certificates, excess inclusions:

     o    will not be permitted to be offset by deductions, losses or loss carryovers from other activities,

     o    will be treated as unrelated business taxable income to an otherwise tax-exempt organization, and

     o    will not be eligible for any rate reduction or exemption under any applicable tax treaty with respect to the 30% United States withholding tax imposed on payments to holders of REMIC residual certificates that are foreign investors.

See, however, "--REMICs--Foreign Investors in REMIC Certificates" below.

     Furthermore, for purposes of the alternative minimum tax:

     o    excess inclusions will not be permitted to be offset by the alternative tax net operating loss deduction, and

     o    alternative minimum taxable income may not be less than the taxpayer's excess inclusions.

     This last rule has the effect of preventing non-refundable tax credits from reducing the taxpayer's income tax to an amount lower than the alternative minimum tax on excess inclusions.

     In the case of any REMIC residual certificates held by a real estate investment trust, or REIT, the total excess inclusions with respect to these
REMIC residual certificates will be allocated among the shareholders of the
REIT in proportion to the dividends received by the shareholders from the REIT.
Any amount so allocated will be treated as an excess inclusion with respect to a REMIC residual certificate as if held directly by the shareholder. The total excess inclusions referred to in the previous sentence will be reduced, but not below zero, by any REIT taxable income, within the meaning of section 857(b)(2)
of the Internal Revenue Code, other than any net capital gain. Treasury regulations yet to be issued could apply a similar rule to:

     o    regulated investment companies,

     o    common trusts, and

     o    some cooperatives.

The Treasury regulations, however, currently do not address this subject.

     Noneconomic REMIC Residual Certificates. Under the Treasury regulations, transfers of noneconomic REMIC residual certificates will be disregarded for all federal income tax purposes if "a significant

                                      102

purpose of the transfer was to enable the transferor to impede the assessment or collection of tax." If a transfer is disregarded, the purported transferor will continue to remain liable for any taxes due with respect to the income on the noneconomic REMIC residual certificate. The Treasury regulations provide that a REMIC residual certificate is noneconomic unless, based on the prepayment assumption and on any required or permitted clean up calls, or required liquidation provided for in the related Governing Document:

     o    the present value of the expected future payments on the REMIC residual certificate equals at least the present value of the expected tax on the anticipated excess inclusions, and

     o    the transferor reasonably expects that the transferee will receive payments with respect to the REMIC residual certificate at or after the time the taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes.

     The present value calculation referred to above is calculated using the applicable Federal rate for obligations whose term ends on the close of the last quarter in which excess inclusions are expected to accrue with respect to the REMIC residual certificate. This rate is computed and published monthly by the IRS.

     Accordingly, all transfers of REMIC residual certificates that may constitute noneconomic residual interests will be subject to restrictions under the terms of the related Governing Document that are intended to reduce the possibility of any transfer being disregarded. These restrictions will require an affidavit:

     o    from each party to the transfer, stating that no purpose of the transfer is to impede the assessment or collection of tax,

     o    from the prospective transferee, providing representations as to its financial condition and that it understands that, as the transferee of the non-economic REMIC residual certificate, it may incur tax liabilities in excess of any cash flows generated by the REMIC residual certificate and that such transferee intends to pay its taxes associated with holding such REMIC residual certificate as they become due, and

     o    from the prospective transferor, stating that it has made a reasonable investigation to determine the transferee's historic payment of its debts and ability to continue to pay its debts as they come due in the future.

     Final Treasury regulations issued on July 18, 2002 (the "Safe Harbor
Regulations"), provide that transfers of noneconomic residual interests must meet two additional requirements to qualify for the safe harbor: (a) the transferee must represent that it will not cause income from the noneconomic residual interest to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty, hereafter a
"foreign branch") of the transferee or another U.S. taxpayer, and (b) the transfer must satisfy either an "asset test" or a "formula test" provided under the REMIC Regulations. A transfer to an "eligible corporation," generally a domestic corporation, will satisfy the asset test if: at the time of the transfer, and at the close of each of the transferee's two fiscal years preceding the transferee's fiscal year of transfer, the transferee's gross and net assets for financial reporting purposes exceed $100 million and $10 million, respectively, in each case, exclusive of any obligations of certain related persons, the transferee agrees in writing that any subsequent transfer of the interest will be to another eligible corporation in a transaction that satisfies the asset test, and the transferor does not know or have reason to know, that the transferee will not honor these restrictions on subsequent transfers, and a reasonable person would not conclude, based on the facts and circumstances known to the transferor on or before the date of the transfer
(specifically including the amount of consideration paid in connection with the transfer of the noneconomic residual interest) that the taxes associated with the residual interest will not be paid. In addition, the direct or indirect transfer of the residual interest to a foreign branch of a domestic corporation is not treated as a transfer to an eligible corporation under the asset test.
The "formula test" makes the safe harbor unavailable unless the present value of the anticipated tax liabilities associated with holding the residual interest did not exceed the sum of:

     o    the present value of any consideration given to the transferee to acquire the interest,

     o    the present value of the expected future distributions on the interest, and

                                      103

     o    the present value of the anticipated tax savings associated with the holding of the interest as the REMIC generates losses.

     Present values must be computed using a discount rate equal to the applicable Federal short-term rate.

     If the transferee has been subject to the alternative minimum tax in the preceding two years and will compute its taxable income in the current taxable year using the alternative minimum tax rate, then it may use the alternative minimum tax rate in lieu of the corporate tax rate. In addition, the direct or indirect transfer of the residual interest to a foreign branch of a domestic corporation is not treated as a transfer to an eligible corporation under the formula test.

     The Governing Document will require that all transferees of residual certificates furnish an affidavit as to the applicability of one of the safe harbors of the Safe Harbor Regulations, unless the transferor has waived the requirement that the transferee do so.

     Prospective investors should consult their own tax advisors as to the applicability and effect of these alternative safe harbor tests.

     Prior to purchasing a REMIC residual certificate, prospective purchasers should consider the possibility that a purported transfer of a REMIC residual certificate to another party at some future date may be disregarded in accordance with the above-described rules. This would result in the retention of tax liability by the transferor with respect to that purported transfer.

     We will disclose in the related prospectus supplement whether the offered
REMIC residual certificates may be considered noneconomic residual interests under the Treasury regulations. However, we will base any disclosure that a
REMIC residual certificate will not be considered noneconomic upon various assumptions. Further, we will make no representation that a REMIC residual certificate will not be considered noneconomic for purposes of the above-described rules.

     See "--REMICs--Foreign Investors in REMIC Certificates" below for additional restrictions applicable to transfers of REMIC residual certificates to foreign persons.

     Mark-to-Market Rules. Regulations under section 475 of the Internal
Revenue Code require that a securities dealer mark to market securities held for sale to customers. This mark-to-market requirement applies to all securities owned by a dealer, except to the extent that the dealer has specifically identified a security as held for investment. These regulations provide that for purposes of this mark-to-market requirement, a REMIC residual certificate is not treated as a security for purposes of section 475 of the
Internal Revenue Code. Thus, a REMIC residual certificate is not subject to the mark-to-market rules. We recommend that prospective purchasers of a REMIC residual certificate consult their tax advisors regarding these regulations.

     Transfers of REMIC Residual Certificates to Investors That Are Foreign
Persons. Unless we otherwise state in the related prospectus supplement, transfers of REMIC residual certificates to investors that are foreign persons under the Internal Revenue Code will be prohibited under the related Governing
Documents.

     Pass-Through of Miscellaneous Itemized Deductions. Fees and expenses of a
REMIC generally will be allocated to the holders of the related REMIC residual certificates. The applicable Treasury regulations indicate, however, that in the case of a REMIC that is similar to a single class grantor trust, all or a portion of these fees and expenses should be allocated to the holders of the related REMIC regular certificates. Unless we state otherwise in the related prospectus supplement, however, these fees and expenses will be allocated to holders of the related REMIC residual certificates in their entirety and not to the holders of the related REMIC regular certificates.

     If the holder of a REMIC certificate receives an allocation of fees and expenses in accordance with the preceding discussion, and if that holder is:

     o    an individual,

     o    an estate or trust, or

                                      104

     o    a Pass-Through Entity beneficially owned by one or more individuals, estates or trusts,

     then--

     o    an amount equal to this individual's, estate's or trust's share of these fees and expenses will be added to the gross income of this holder, and

     o    the individual's, estate's or trust's share of these fees and expenses will be treated as a miscellaneous itemized deduction allowable subject to the limitation of section 67 of the Internal Revenue Code, which permits the deduction of these fees and expenses only to the extent they exceed, in total, 2% of a taxpayer's adjusted gross income.

     In addition, section 68 of the Internal Revenue Code currently provides that the amount of itemized deductions otherwise allowable for an individual whose adjusted gross income exceeds a specified amount will be reduced. Such reduction is scheduled to be phased out between 2006 and 2010.

     Furthermore, in determining the alternative minimum taxable income of a holder of a REMIC certificate that is--

     o    an individual,

     o    an estate or trust, or

     o    a Pass-Through Entity beneficially owned by one or more individuals, estates or trusts,

no deduction will be allowed for the holder's allocable portion of servicing fees and other miscellaneous itemized deductions of the REMIC, even though an amount equal to the amount of these fees and other deductions will be included in the holder's gross income.

     The amount of additional taxable income reportable by holders of REMIC certificates that are subject to the limitations of either section 67 or
Section 68 of the Internal Revenue Code, or the complete disallowance of the related expenses for alternative minimum tax purposes, may be substantial.

     Accordingly, REMIC certificates to which these expenses are allocated will generally not be appropriate investments for:

     o    an individual,

     o    an estate or trust, or

     o    a Pass-Through Entity beneficially owned by one or more individuals, estates or trusts.

     We recommend that those prospective investors consult with their tax advisors prior to making an investment in a REMIC certificate to which these expenses are allocated.

     Sales of REMIC Certificates. If a REMIC certificate is sold, the selling certificateholder will recognize gain or loss equal to the difference between the amount realized on the sale and its adjusted basis in the REMIC certificate. The adjusted basis of a REMIC regular certificate generally will equal:

     o    the cost of the certificate to that certificateholder, increased by

     o    income reported by that certificateholder with respect to the certificate, including original issue discount and market discount income, and reduced, but not below zero, by

     o    payments on the certificate received by that certificateholder, amortized premium and realized losses allocated to the certificate and previously deducted by the certificateholder.

     The adjusted basis of a REMIC residual certificate will be determined as described above under "--REMICs--Taxation of Owners of REMIC Residual
Certificates--Basis Rules, Net Losses and Distributions." Except as described below in this "--Sales of REMIC Certificates" subsection, any gain or loss from your sale of a REMIC certificate will be capital gain or loss, provided that you hold the certificate as a capital asset within the meaning of section 1221 of the Internal Revenue Code, which is generally property held for investment.

     In addition to the recognition of gain or loss on actual sales, the
Internal Revenue Code requires the recognition of gain, but not loss, upon the constructive sale of an appreciated financial position. A

                                      105

constructive sale of an appreciated financial position occurs if a taxpayer enters into a transaction or series of transactions that have the effect of substantially eliminating the taxpayer's risk of loss and opportunity for gain with respect to the financial instrument. Debt instruments that--

     o    entitle the holder to a specified principal amount,

     o    pay interest at a fixed or variable rate, and

     o    are not convertible into the stock of the issuer or a related party,

cannot be the subject of a constructive sale for this purpose. Because most
REMIC regular certificates meet this exception, section 1259 will not apply to most REMIC regular certificates. However, REMIC regular certificates that have no, or a disproportionately small, amount of principal, can be the subject of a constructive sale.

     Finally, a taxpayer may elect to have net capital gain taxed at ordinary income rates rather than capital gains rates in order to include the net capital gain in total net investment income for the taxable year. A taxpayer would do so because of the rule that limits the deduction of interest on indebtedness incurred to purchase or carry property held for investment to a taxpayer's net investment income.

     As of the date of this prospectus, the Internal Revenue Code provides for lower rates as to long-term capital gains than those applicable to the short-term capital gains and ordinary income recognized or received by individuals. No similar rate differential exists for corporations. In addition, the distinction between a capital gain or loss and ordinary income or loss is relevant for other purposes to both individuals and corporations.

     Gain from the sale of a REMIC regular certificate that might otherwise be a capital gain will be treated as ordinary income to the extent that the gain does not exceed the excess, if any, of:

     o    the amount that would have been includible in the seller's income with respect to that REMIC regular certificate assuming that income had accrued on the certificate at a rate equal to 110% of the applicable
          Federal rate determined as of the date of purchase of the certificate, which is a rate based on an average of current yields on Treasury securities having a maturity comparable to that of the certificate based on the application of the prepayment assumption to the certificate, over

     o    the amount of ordinary income actually includible in the seller's income prior to that sale.

     In addition, gain recognized on the sale of a REMIC regular certificate by a seller who purchased the certificate at a market discount will be taxable as ordinary income in an amount not exceeding the portion of that discount that accrued during the period the certificate was held by the seller, reduced by any market discount included in income under the rules described above under
"--REMICs--Taxation of Owners of REMIC Regular Certificates--Market Discount"
and "--Premium."

     REMIC certificates will be "evidences of indebtedness" within the meaning of Section 582(c)(1) of the Internal Revenue Code, so that gain or loss recognized from the sale of a REMIC certificate by a bank or thrift institution to which that section of the Internal Revenue Code applies will be ordinary income or loss.

     A portion of any gain from the sale of a REMIC regular certificate that might otherwise be capital gain may be treated as ordinary income to the extent that a holder holds the certificate as part of a "conversion transaction"
within the meaning of section 1258 of the Internal Revenue Code. A conversion transaction generally is one in which the taxpayer has taken two or more positions in the same or similar property that reduce or eliminate market risk, if substantially all of the taxpayer's return is attributable to the time value of the taxpayer's net investment in that transaction. The amount of gain so realized in a conversion transaction that is recharacterized as ordinary income generally will not exceed the amount of interest that would have accrued on the taxpayer's net investment at 120% of the appropriate applicable Federal rate at the time the taxpayer enters into the conversion transaction, subject to appropriate reduction for prior inclusion of interest and other ordinary income items from the transaction.

                                      106

     Except as may be provided in Treasury regulations yet to be issued, a loss realized on the sale of a REMIC residual certificate will be subject to the
"wash sale" rules of section 1091 of the Internal Revenue Code, if during the period beginning six months before, and ending six months after, the date of that sale the seller of that certificate:

     o    reacquires that same REMIC residual certificate,

     o    acquires any other residual interest in a REMIC, or

     o    acquires any similar interest in a taxable mortgage pool, as defined in section 7701(i) of the Internal Revenue Code.

In that event, any loss realized by the holder of a REMIC residual certificate on the sale will not be recognized or deductible currently, but instead will be added to that holder's adjusted basis in the newly-acquired asset.

     Prohibited Transactions Tax and Other Taxes. The Internal Revenue Code
imposes a tax on REMICs equal to 100% of the net income derived from prohibited transactions. In general, subject to specified exceptions, a prohibited transaction includes:

     o    the disposition of a non-defaulted mortgage loan,

     o    the receipt of income from a source other than a mortgage loan or other permitted investments,

     o    the receipt of compensation for services, or

     o    the gain from the disposition of an asset purchased with collections on the mortgage loans for temporary investment pending payment on the
          REMIC certificates.

     It is not anticipated that any REMIC will engage in any prohibited transactions as to which it would be subject to this tax.

     In addition, some contributions to a REMIC made after the day on which the
REMIC issues all of its interests could result in the imposition of a tax on the REMIC equal to 100% of the value of the contributed property. The related
Governing Document will include provisions designed to prevent the acceptance of any contributions that would be subject to this tax.

     REMICs also are subject to federal income tax at the highest corporate rate on Net Income From Foreclosure Property, determined by reference to the rules applicable to REITs. The related Governing Documents may permit the special servicer to conduct activities with respect to a mortgaged property acquired by one of our trusts in a manner that causes the trust to incur this tax, if doing so would, in the reasonable discretion of the special servicer, maximize the net after-tax proceeds to certificateholders. However, under no circumstance may the special servicer allow the acquired mortgaged property to cease to be a "permitted investment" under section 860G(a)(5) of the Internal
Revenue Code.

     Unless we state otherwise in the related prospectus supplement, and to the extent permitted by then applicable laws, any tax on prohibited transactions, particular contributions or Net Income From Foreclosure Property, and any state or local income or franchise tax, that may be imposed on the REMIC will be borne by the related trustee, tax administrator, master servicer, special servicer or manager, in any case out of its own funds, provided that--

     o    the person has sufficient assets to do so, and

     o    the tax arises out of a breach of that person's obligations under select provisions of the related Governing Document.

     Any tax not borne by one of these persons would be charged against the related trust resulting in a reduction in amounts payable to holders of the related REMIC certificates.

     Tax and Restrictions on Transfers of REMIC Residual Certificates to
Particular Organizations. If a REMIC residual certificate is transferred to a
Disqualified Organization, a tax will be imposed in an amount equal to the product of:

     o    the present value of the total anticipated excess inclusions with respect to the REMIC residual certificate for periods after the transfer, and

     o    the highest marginal federal income tax rate applicable to corporations.

                                      107

     The value of the anticipated excess inclusions is discounted using the applicable Federal rate for obligations whose term ends on the close of the last quarter in which excess inclusions are expected to accrue with respect to the REMIC residual certificate.

     The anticipated excess inclusions must be determined as of the date that the REMIC residual certificate is transferred and must be based on:

     o    events that have occurred up to the time of the transfer,

     o    the prepayment assumption, and

     o    any required or permitted clean up calls or required liquidation provided for in the related Governing Document.

     The tax on transfers to Disqualified Organizations generally would be imposed on the transferor of the REMIC residual certificate, except when the transfer is through an agent for a Disqualified Organization. In that case, the tax would instead be imposed on the agent. However, a transferor of a REMIC residual certificate would in no event be liable for the tax with respect to a transfer if:

     o    the transferee furnishes to the transferor an affidavit that the transferee is not a Disqualified Organization, and

     o    as of the time of the transfer, the transferor does not have actual knowledge that the affidavit is false.

     In addition, if a Pass-Through Entity includes in income excess inclusions with respect to a REMIC residual certificate, and a Disqualified Organization is the record holder of an interest in that entity, then a tax will be imposed on that entity equal to the product of:

     o    the amount of excess inclusions on the certificate that are allocable to the interest in the Pass-Through Entity held by the Disqualified
          Organization, and

     o    the highest marginal federal income tax rate imposed on corporations.

     A Pass-Through Entity will not be subject to this tax for any period, however, if each record holder of an interest in that Pass-Through Entity furnishes to that Pass-Through Entity:

     o    the holder's social security number and a statement under penalties of perjury that the social security number is that of the record holder,
          or

     o    a statement under penalties of perjury that the record holder is not a
          Disqualified Organization.

     If an Electing Large Partnership holds a REMIC residual certificate, all interests in the Electing Large Partnership are treated as held by Disqualified
Organizations for purposes of the tax imposed on pass-through entities described in the second preceding paragraph. This tax on Electing Large
Partnerships must be paid even if each record holder of an interest in that partnership provides a statement mentioned in the prior paragraph.

     In addition, a person holding an interest in a Pass-Through Entity as a nominee for another person will, with respect to that interest, be treated as a
Pass-Through Entity.

     Moreover, an entity will not qualify as a REMIC unless there are reasonable arrangements designed to ensure that:

     o    the residual interests in the entity are not held by Disqualified
          Organizations, and

     o    the information necessary for the application of the tax described in this prospectus will be made available.

     We will include in the related Governing Document restrictions on the transfer of REMIC residual certificates and other provisions that are intended to meet this requirement, and we will discuss those restrictions and provisions in any prospectus supplement relating to the offering of any REMIC residual certificate.

     Termination. A REMIC will terminate immediately after the payment date following receipt by the REMIC of the final payment with respect to the related mortgage loans or upon a sale of the REMIC's

                                      108

assets following the adoption by the REMIC of a plan of complete liquidation.
The last payment on a REMIC regular certificate will be treated as a payment in retirement of a debt instrument. In the case of a REMIC residual certificate, if the last payment on that certificate is less than the REMIC residual certificateholder's adjusted basis in the certificate, that holder should, but may not, be treated as realizing a capital loss equal to the amount of that difference.

     Reporting and Other Administrative Matters. Solely for purposes of the administrative provisions of the Internal Revenue Code, a REMIC will be treated as a partnership and holders of the related REMIC residual certificates will be treated as partners. Unless we otherwise state in the related prospectus supplement, the related tax administrator will file REMIC federal income tax returns on behalf of the REMIC, and will be designated as and will act as or on behalf of the tax matters person with respect to the REMIC in all respects.

     As, or as agent for, the tax matters person, the related tax administrator, subject to applicable notice requirements and various restrictions and limitations, generally will have the authority to act on behalf of the REMIC and the holders of the REMIC residual certificates in connection with the administrative and judicial review of the REMIC's--

     o    income,

     o    deductions,

     o    gains,

     o    losses, and

     o    classification as a REMIC.

     Holders of REMIC residual certificates generally will be required to report these REMIC items consistently with their treatment on the related
REMIC's tax return. In addition, these holders may in some circumstances be bound by a settlement agreement between the related tax administrator, as, or as agent for, the tax matters person, and the IRS concerning any REMIC item.
Adjustments made to the REMIC's tax return may require these holders to make corresponding adjustments on their returns. An audit of the REMIC's tax return, or the adjustments resulting from that audit, could result in an audit of a holder's return.

     No REMIC will be registered as a tax shelter under section 6111 of the
Internal Revenue Code. Any person that holds a REMIC residual certificate as a nominee for another person may be required to furnish to the related REMIC, in a manner to be provided in Treasury regulations, the name and address of that other person, as well as other information.

     Reporting of interest income, including any original issue discount, with respect to REMIC regular certificates is required annually, and may be required more frequently under Treasury regulations. These information reports generally are required to be sent or made readily available through electronic means to individual holders of REMIC regular certificates and the IRS. Holders of REMIC regular certificates that are--

     o    corporations,

     o    trusts,

     o    securities dealers, and

     o    various other non-individuals,

will be provided interest and original issue discount income information and the information set forth in the following paragraphs. This information will be provided upon request in accordance with the requirements of the applicable regulations. The information must be provided by the later of:

     o    30 days after the end of the quarter for which the information was requested, or

     o    two weeks after the receipt of the request.

                                      109

   Reporting with respect to REMIC residual certificates, including--

     o    income,

     o    excess inclusions,

     o    investment expenses, and

     o    relevant information regarding qualification of the REMIC's assets,

will be made as required under the Treasury regulations, generally on a quarterly basis.

     As applicable, the REMIC regular certificate information reports will include a statement of the adjusted issue price of the REMIC regular certificate at the beginning of each accrual period. In addition, the reports will include information required by regulations with respect to computing the accrual of any market discount. Because exact computation of the accrual of market discount on a constant yield method would require information relating to the holder's purchase price that the REMIC may not have, the regulations only require that information pertaining to the appropriate proportionate method of accruing market discount be provided. See "--REMICs--Taxation of
Owners of REMIC Regular Certificates--Market Discount."

     Unless we otherwise specify in the related prospectus supplement, the responsibility for complying with the foregoing reporting rules will be borne by the related tax administrator for the subject REMIC.

     Backup Withholding with Respect to REMIC Certificates. Payments of interest and principal, as well as payments of proceeds from the sale of REMIC certificates, may be subject to the backup withholding tax under Section 3406 of the Internal Revenue Code if recipients of these payments:

     o    fail to furnish to the payor information regarding, among other things, their taxpayer identification numbers, or

     o    otherwise fail to establish an exemption from this tax.

     Any amounts deducted and withheld from a payment to a recipient would be allowed as a credit against the recipient's federal income tax. Furthermore, penalties may be imposed by the IRS on a recipient of payments that is required to supply information but that does not do so in the proper manner.

     Foreign Investors in REMIC Certificates. Unless we otherwise disclose in the related prospectus supplement, a holder of a REMIC regular certificate that is--

     o    a foreign person, and

     o    not subject to federal income tax as a result of any direct or indirect connection to the United States in addition to its ownership of that certificate,

will normally not be subject to United States federal income or withholding tax with respect to a payment on a REMIC regular certificate. To avoid withholding or tax, that holder must comply with applicable identification requirements.
These requirements include delivery of a statement, signed by the certificateholder under penalties of perjury, certifying that the certificateholder is a foreign person and providing the name, address and such other information with respect to the certificateholder as may be required by regulations issued by the Treasury Department. Special rules apply to partnerships, estates and trusts, and in certain circumstances certifications as to foreign status and other matters may be required to be provided by partners and beneficiaries thereof.

     For these purposes, a foreign person is anyone other than a U.S. Person.

     It is possible that the IRS may assert that the foregoing tax exemption should not apply with respect to a REMIC regular certificate held by a person or entity that owns directly or indirectly a 10% or greater interest in the related REMIC residual certificates. If the holder does not qualify for exemption, payments of interest, including payments in respect of accrued original issue discount, to that holder may be subject to a tax rate of 30%, subject to reduction under any applicable tax treaty.

                                      110

     It is possible, under regulations promulgated under Section 881 of the
Internal Revenue Code concerning conduit financing transactions, that the exemption from withholding taxes described above may also not be available to a holder who is a foreign person and either--

     o    owns 10% or more of one or more underlying mortgagors, or

     o    if the holder is a controlled foreign corporation, is related to one or more mortgagors in the applicable trust.

     Further, it appears that a REMIC regular certificate would not be included in the estate of a nonresident alien individual and would not be subject to
United States estate taxes. However, it is recommended that certificateholders who are nonresident alien individuals consult their tax advisors concerning this question.

     Unless we otherwise state in the related prospectus supplement, the related Governing Document will prohibit transfers of REMIC residual certificates to investors that are:

     o    foreign persons, or

     o    U.S. Persons, if classified as a partnership under the Internal
          Revenue Code, unless all of their beneficial owners are U.S. Persons.

GRANTOR TRUSTS

     Classification of Grantor Trusts. With respect to each series of grantor trust certificates, our counsel will deliver its opinion to the effect that, assuming compliance with all provisions of the related Governing Document, the related trust, or relevant portion of that trust, will be classified as a grantor trust under subpart E, part I of subchapter J of the Internal Revenue
Code and not as a partnership or an association taxable as a corporation.

     A grantor trust certificate may be classified as either of the following types of certificate:

     o    a grantor trust fractional interest certificate representing an undivided equitable ownership interest in the principal of the mortgage loans constituting the related grantor trust, together with interest, if any, on those loans at a pass-through rate; or

     o    a grantor trust strip certificate representing ownership of all or a portion of the difference between--

          1.   interest paid on the mortgage loans constituting the related grantor trust, minus

          2.   the sum of:

               o    normal administration fees, and

               o    interest paid to the holders of grantor trust fractional
                    interest certificates issued with respect to that grantor
                    trust

     A grantor trust strip certificate may also evidence a nominal ownership interest in the principal of the mortgage loans constituting the related grantor trust.

     Characterization of Investments in Grantor Trust Certificates.

     Grantor Trust Fractional Interest Certificates. Unless we otherwise disclose in the related prospectus supplement, any offered certificates that are grantor trust fractional interest certificates will generally represent interests in:

     o    "loans . . . secured by an interest in real property" within the meaning of section 7701(a)(19)(C)(v) of the Internal Revenue Code, but only to the extent that the underlying mortgage loans have been made with respect to property that is used for residential or other prescribed purposes;

     o    "obligation[s] (including any participation or certificate of beneficial ownership therein) which . . . [are] principally secured by an interest in real property" within the meaning of section 860G(a)(3)
          of the Internal Revenue Code; and

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     o    "real estate assets" within the meaning of section 856(c)(5)(B) of the
          Internal Revenue Code.

     In addition, interest on offered certificates that are grantor trust fractional interest certificates will, to the same extent, be considered
"interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of section 856(c)(3)(B) of the Internal
Revenue Code.

     Grantor Trust Strip Certificates. Even if grantor trust strip certificates evidence an interest in a grantor trust--

     o    consisting of mortgage loans that are "loans . . . secured by an interest in real property" within the meaning of section
          7701(a)(19)(C)(v) of the Internal Revenue Code,

     o    consisting of mortgage loans that are "real estate assets" within the meaning of section 856(c)(5)(B) of the Internal Revenue Code, and

     o    the interest on which is "interest on obligations secured by mortgages on real property" within the meaning of section 856(c)(3)(B) of the
          Internal Revenue Code,

it is unclear whether the grantor trust strip certificates, and the income from those certificates, will be so characterized. We recommend that prospective purchasers to which the characterization of an investment in grantor trust strip certificates is material consult their tax advisors regarding whether the grantor trust strip certificates, and the income from those certificates, will be so characterized.

     The grantor trust strip certificates will be "obligation[s] (including any participation or certificate of beneficial ownership therein) which . . . [are]
principally secured by an interest in real property" within the meaning of section 860G(a)(3)(A) of the Internal Revenue Code.

     Taxation of Owners of Grantor Trust Fractional Interest Certificates.

     General. Holders of a particular series of grantor trust fractional interest certificates generally:

     o    will be required to report on their federal income tax returns their shares of the entire income from the underlying mortgage loans, including amounts used to pay reasonable servicing fees and other expenses, and

     o    will be entitled to deduct their shares of any reasonable servicing fees and other expenses.

     Because of stripped interests, market or original issue discount, or premium, the amount includible in income on account of a grantor trust fractional interest certificate may differ significantly from interest paid or accrued on the underlying mortgage loans.

     Section 67 of the Internal Revenue Code allows an individual, estate or trust holding a grantor trust fractional interest certificate directly or through some types of pass-through entities a deduction for any reasonable servicing fees and expenses only to the extent that the total of the holder's miscellaneous itemized deductions exceeds two percent of the holder's adjusted gross income.

     Section 68 of the Internal Revenue Code currently reduces the amount of itemized deductions otherwise allowable for an individual whose adjusted gross income exceeds a specified amount. Such reduction is scheduled to be phased out between 2006 and 2010.

     The amount of additional taxable income reportable by holders of grantor trust fractional interest certificates who are subject to the limitations of either section 67 or section 68 of the Internal Revenue Code may be substantial. Further, certificateholders, other than corporations, subject to the alternative minimum tax may not deduct miscellaneous itemized deductions in determining their alternative minimum taxable income.

     Although it is not entirely clear, it appears that in transactions in which multiple classes of grantor trust certificates, including grantor trust strip certificates, are issued, any fees and expenses should be allocated among those classes of grantor trust certificates. The method of this allocation should recognize that each class benefits from the related services. In the absence of statutory or administrative clarification as to the method to be used, we currently expect that information returns or reports to the IRS and certificateholders will be based on a method that allocates these fees and expenses among classes of grantor trust certificates with respect to each period based on the payments made to each class during that period.

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     The federal income tax treatment of grantor trust fractional interest certificates of any series will depend on whether they are subject to the stripped bond rules of section 1286 of the Internal Revenue Code. Grantor trust fractional interest certificates may be subject to those rules if:

     o    a class of grantor trust strip certificates is issued as part of the same series, or

     o    we or any of our affiliates retain, for our or its own account or for purposes of resale, a right to receive a specified portion of the interest payable on an underlying mortgage loan.

     Further, the IRS has ruled that an unreasonably high servicing fee retained by a seller or servicer will be treated as a retained ownership interest in mortgage loans that constitutes a stripped coupon. We will include in the related prospectus supplement information regarding servicing fees paid out of the assets of the related trust to:

     o    a master servicer,

     o    a special servicer,

     o    any sub-servicer, or

     o    their respective affiliates.

     With respect to certain categories of debt instruments, section 1272(a)(6)
of the Internal Revenue Code requires the use of a reasonable prepayment assumption in accruing original issue discount, and adjustments in the accrual of original issue discount when prepayments do not conform to the prepayment assumption.

     Legislation enacted in 1997 extended the scope of that section to cover investments in any pool of debt instruments the yield on which may be affected by reason of prepayments. The precise application of section 1272(a)(6) of the
Internal Revenue Code to pools of debt instruments is unclear in certain respects. For example, it is uncertain whether a prepayment assumption will be applied collectively to all of a taxpayer's investments in these pools of debt instruments, or on an investment-by-investment basis. Similarly, it is not clear whether the assumed prepayment rate as to investments in grantor trust fractional interest certificates is to be determined based on conditions at the time of the first sale of the certificate or, with respect to any holder, at the time of purchase of the certificate by that holder.

     We recommend that certificateholders consult their tax advisors concerning reporting original issue discount, market discount and premium with respect to grantor trust fractional interest certificates.

     If Stripped Bond Rules Apply. If the stripped bond rules apply, each grantor trust fractional interest certificate will be treated as having been issued with original issue discount within the meaning of section 1273(a) of the Internal Revenue Code. This is subject, however, to the discussion below regarding:

     o    the treatment of some stripped bonds as market discount bonds, and

     o    de minimis market discount.

     See "--Grantor Trusts--Taxation of Owners of Grantor Trust Fractional
Interest Certificates-- Market Discount" below.

     The holder of a grantor trust fractional interest certificate will report interest income from its grantor trust fractional interest certificate for each month to the extent it constitutes "qualified stated interest" in accordance with its normal method of accounting. See "REMICs--Taxation of Owners of REMIC
Regular Certificates--Original Issue Discount" in this prospectus for a description of qualified stated interest.

     The original issue discount on a grantor trust fractional interest certificate will be the excess of the certificate's stated redemption price over its issue price. The issue price of a grantor trust fractional interest certificate as to any purchaser will be equal to the price paid by that purchaser of the grantor trust fractional interest certificate. The stated
redemption price of a grantor trust fractional interest certificate will be the sum of all payments to be made on that certificate, other than qualified stated
interest, if any, and the certificate's share of reasonable servicing fees and other expenses.

                                      113

     See "--Grantor Trusts--Taxation of Owners of Grantor Trust Fractional
Interest Certificates--If Stripped Bond Rules Do Not Apply" for a definition of
"qualified stated interest." In general, the amount of that income that accrues in any month would equal the product of:

     o    the holder's adjusted basis in the grantor trust fractional interest certificate at the beginning of the related month, as defined in
          "--Grantor Trusts--Sales of Grantor Trust Certificates," and

     o    the yield of that grantor trust fractional interest certificate to the holder.

     The yield would be computed at the rate, that, if used to discount the holder's share of future payments on the related mortgage loans, would cause the present value of those future payments to equal the price at which the holder purchased the certificate. This rate is compounded based on the regular interval between payment dates. In computing yield under the stripped bond rules, a certificateholder's share of future payments on the related mortgage loans will not include any payments made with respect to any ownership interest in those mortgage loans retained by us, a master servicer, a special servicer, a sub-servicer or our or their respective affiliates, but will include the certificateholder's share of any reasonable servicing fees and other expenses and is based generally on the method described in section 1272(a)(6) of the
Internal Revenue Code. The precise means of applying that method is uncertain in various respects. See "--Grantor Trusts--Taxation of Owners of Grantor Trust
Fractional Interest Certificates--General."

     In the case of a grantor trust fractional interest certificate acquired at a price equal to the principal amount of the related mortgage loans allocable to that certificate, the use of a prepayment assumption generally would not have any significant effect on the yield used in calculating accruals of interest income. In the case, however, of a grantor trust fractional interest certificate acquired at a price less than or greater than the principal amount, respectively, the use of a reasonable prepayment assumption would increase or decrease the yield. Therefore, the use of this prepayment assumption would accelerate or decelerate, respectively, the reporting of income.

     In the absence of statutory or administrative clarification, we currently expect that information reports or returns to the IRS and certificateholders will be based on:

     o    a prepayment assumption determined when certificates are offered and sold hereunder, which we will disclose in the related prospectus supplement, and

     o    a constant yield computed using a representative initial offering price for each class of certificates.

     However, neither we nor any other person will make any representation that--

     o    the mortgage loans in any of our trusts will in fact prepay at a rate conforming to the prepayment assumption used or any other rate, or

     o    the prepayment assumption will not be challenged by the IRS on audit.

     Certificateholders also should bear in mind that the use of a representative initial offering price will mean that the information returns or reports that we send, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial certificateholders of each series who bought at that price.

     Under Treasury regulation section 1.1286-1, some stripped bonds are to be treated as market discount bonds. Accordingly, any purchaser of that bond is to account for any discount on the bond as market discount rather than original issue discount. This treatment only applies, however, if immediately after the most recent disposition of the bond by a person stripping one or more coupons from the bond and disposing of the bond or coupon:

     o    there is no original issue discount or only a de minimis amount of original issue discount, or

     o    the annual stated rate of interest payable on the original bond is no more than one percentage point lower than the gross interest rate payable on the related mortgage loans, before subtracting any servicing fee or any stripped coupon.

     If interest payable on a grantor trust fractional interest certificate is more than one percentage point lower than the gross interest rate payable on the related mortgage loans, we will disclose that fact in the

                                      114

related prospectus supplement. If the original issue discount or market discount on a grantor trust fractional interest certificate determined under the stripped bond rules is less than the product of:

     o    0.25% of the stated redemption price, and

     o    the weighted average maturity of the related mortgage loans,

then the original issue discount or market discount will be considered to be de minimis. Original issue discount or market discount of only a de minimis amount will be included in income in the same manner as de minimis original issue discount and market discount described in "--Grantor Trusts--Taxation of Owners of Grantor Trust Fractional Interest Certificates--If Stripped Bond Rules Do
Not Apply" and "--Market Discount" below.

     If Stripped Bond Rules Do Not Apply. Subject to the discussion below on original issue discount, if the stripped bond rules do not apply to a grantor trust fractional interest certificate, the certificateholder will be required to report its share of the interest income on the related mortgage loans in accordance with the certificateholder's normal method of accounting. In that case, the original issue discount rules will apply, even if the stripped bond rules do not apply, to a grantor trust fractional interest certificate to the extent it evidences an interest in mortgage loans issued with original issue discount.

     The original issue discount, if any, on mortgage loans will equal the difference between:

     o    the stated redemption price of the mortgage loans, and

     o    their issue price.

     For a definition of "stated redemption price," see "--REMICs--Taxation of
Owners of REMIC Regular Certificates--Original Issue Discount" above. In general, the issue price of a mortgage loan will be the amount received by the borrower from the lender under the terms of the mortgage loan. If the borrower separately pays points to the lender that are not paid for services provided by the lender, such as commitment fees or loan processing costs, the amount of those points paid reduces the issue price.

     The stated redemption price of a mortgage loan will generally equal its principal amount. The determination as to whether original issue discount will be considered to be de minimis will be calculated using the same test as in the
REMIC discussion. See "--REMICs--Taxation of Owners of REMIC Regular
Certificates--Original Issue Discount" above.

     In the case of mortgage loans bearing adjustable or variable interest rates, we will describe in the related prospectus supplement the manner in which these rules will be applied with respect to the mortgage loans by the related trustee or master servicer, as applicable, in preparing information returns to certificateholders and the IRS.

     If original issue discount is in excess of a de minimis amount, all original issue discount with respect to a mortgage loan will be required to be accrued and reported in income each month, based generally on the method described in section 1272(a)(6) of the Internal Revenue Code. The precise means of applying that method is uncertain in various respects, however. See
"--Grantor Trusts--Taxation of Owners of Grantor Trust Fractional Interest
Certificates--General."

     A purchaser of a grantor trust fractional interest certificate may purchase the grantor trust fractional interest certificate at a cost less than the certificate's allocable portion of the total remaining stated redemption price of the underlying mortgage loans. In that case, the purchaser will also be required to include in gross income the certificate's daily portions of any original issue discount with respect to those mortgage loans. However, each daily portion will be reduced, if the cost of the grantor trust fractional interest certificate to the purchaser is in excess of the certificate's allocable portion of the aggregate adjusted issue prices of the underlying mortgage loans. The reduction will be approximately in proportion to the ratio that the excess bears to the certificate's allocable portion of the total original issue discount remaining to be accrued on those mortgage loans.

     The adjusted issue price of a mortgage loan on any given day equals the sum of:

     o    the adjusted issue price or the issue price, in the case of the first accrual period, of the mortgage loan at the beginning of the accrual period that includes that day, and

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     o    the daily portions of original issue discount for all days during the accrual period prior to that day.

     The adjusted issue price of a mortgage loan at the beginning of any accrual period will equal:

     o    the issue price of the mortgage loan, increased by

     o    the total amount of original issue discount with respect to the mortgage loan that accrued in prior accrual periods, and reduced by

     o    the amount of any payments made on the mortgage loan in prior accrual periods of amounts included in its stated redemption price.

     In the absence of statutory or administrative clarification, we currently expect that information reports or returns to the IRS and certificateholders will be based on:

     o    a prepayment assumption determined when the certificates are offered and sold hereunder and disclosed in the related prospectus supplement,
          and

     o    a constant yield computed using a representative initial offering price for each class of certificates.

     However, neither we nor any other person will make any representation that--

     o    the mortgage loans will in fact prepay at a rate conforming to the prepayment assumption or any other rate, or

     o    the prepayment assumption will not be challenged by the IRS on audit.

     Certificateholders also should bear in mind that the use of a representative initial offering price will mean that the information returns or reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial certificateholders of each series who bought at that price.

     Market Discount. If the stripped bond rules do not apply to a grantor trust fractional interest certificate, a certificateholder may be subject to the market discount rules of Sections 1276 through 1278 of the Internal Revenue
Code to the extent an interest in a mortgage loan is considered to have been purchased at a market discount. A mortgage loan is considered to have been purchased at a market discount if--

     o    in the case of a mortgage loan issued without original issue discount, it is purchased at a price less than its remaining stated redemption price, or

     o    in the case of a mortgage loan issued with original issue discount, it is purchased at a price less than its adjusted issue price.

     If market discount is in excess of a de minimis amount, the holder generally must include in income in each month the amount of the discount that has accrued, under the rules described in the next paragraph, through that month that has not previously been included in income. However, the inclusion will be limited, in the case of the portion of the discount that is allocable to any mortgage loan, to the payment of stated redemption price on the mortgage loan that is received by or, for accrual method certificateholders, due to the trust in that month. A certificateholder may elect to include market discount in income currently as it accrues, under a constant yield method based on the yield of the certificate to the holder, rather than including it on a deferred basis in accordance with the foregoing. Such market discount will be accrued based generally on the method described in section 1272(a)(6) of the Internal
Revenue Code. The precise means of applying that method is uncertain in various respects, however. See "Grantor Trusts--Taxation of Owners of Grantor Trust
Fractional Interest Certificates--General."

     We recommend that certificateholders consult their own tax advisors concerning accrual of market discount with respect to grantor trust fractional interest certificates. Certificateholders should also refer to the related prospectus supplement to determine whether and in what manner the market discount will apply to the underlying mortgage loans purchased at a market discount.

     To the extent that the underlying mortgage loans provide for periodic payments of stated redemption price, you may be required to include market discount in income at a rate that is not significantly slower than the rate at which that discount would be included in income if it were original issue discount.

                                      116

     Market discount with respect to mortgage loans may be considered to be de minimis and, if so, will be includible in income under de minimis rules similar to those described under "--REMICs--Taxation of Owners of REMIC Regular
Certificates--Original Issue Discount" above.

     Further, under the rules described under "--REMICs--Taxation of Owners of
REMIC Regular Certificates--Market Discount" above, any discount that is not original issue discount and exceeds a de minimis amount may require the deferral of interest expense deductions attributable to accrued market discount not yet includible in income, unless an election has been made to report market discount currently as it accrues. This rule applies without regard to the origination dates of the underlying mortgage loans.

     Premium. If a certificateholder is treated as acquiring the underlying mortgage loans at a premium, which is a price in excess of their remaining stated redemption price, the certificateholder may elect under section 171 of the Internal Revenue Code to amortize the portion of that premium allocable to mortgage loans originated after September 27, 1985 using a constant yield method. Amortizable premium is treated as an offset to interest income on the related debt instrument, rather than as a separate interest deduction. However, premium allocable to mortgage loans originated before September 28, 1985 or to mortgage loans for which an amortization election is not made, should:

     o    be allocated among the payments of stated redemption price on the mortgage loan, and

     o    be allowed as a deduction as those payments are made or, for an accrual method certificateholder, due.

     It appears that a prepayment assumption should be used in computing amortization of premium allowable under section 171 of the Internal Revenue
Code similar to that described for calculating the accrual of market discount of grantor trust fractional interest certificates based generally on the method described in section 1272(a)(6) of the Internal Revenue Code. The precise means of applying that method is uncertain in various respects, however. See "Grantor
Trusts--Taxation of Owners of Grantor Trust Fractional Interest
Certificates--General."

     Taxation of Owners of Grantor Trust Strip Certificates. The stripped coupon rules of section 1286 of the Internal Revenue Code will apply to the grantor trust strip certificates. Except as described above under "--Grantor
Trusts--Taxation of Owners of Grantor Trust Fractional Interest
Certificates--If Stripped Bond Rules Apply," no regulations or published rulings under section 1286 of the Internal Revenue Code have been issued and some uncertainty exists as to how it will be applied to securities, such as the grantor trust strip certificates. Accordingly, we recommend that you consult your tax advisors concerning the method to be used in reporting income or loss with respect to those certificates.

     The Treasury regulations promulgated under the original discount rules do not apply to stripped coupons, although they provide general guidance as to how the original issue discount sections of the Internal Revenue Code will be applied.

     Under the stripped coupon rules, it appears that original issue discount will be required to be accrued in each month on the grantor trust strip certificates based on a constant yield method. In effect, you would include as interest income in each month an amount equal to the product of your adjusted basis in the grantor trust strip certificate at the beginning of that month and the yield of the grantor trust strip certificate to you. This yield would be calculated based on:

     o    the price paid for that grantor trust strip certificate by you, and

     o    the projected payments remaining to be made on that grantor trust strip certificate at the time of the purchase, plus

     o    an allocable portion of the projected servicing fees and expenses to be paid with respect to the underlying mortgage loans.

     Such yield will accrue based generally on the method described in section
1272(a)(6) of the Internal Revenue Code. The precise means of applying that method is uncertain in various respects, however. See "Grantor Trusts--Taxation of Owners of Grantor Trust Fractional Interest Certificates--General."

     If the method for computing original issue discount under section
1272(a)(6) results in a negative amount of original issue discount as to any accrual period with respect to a grantor trust strip certificate,

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the amount of original issue discount allocable to that accrual period will be zero. That is, no current deduction of the negative amount will be allowed to you. You will instead only be permitted to offset that negative amount against future positive original issue discount, if any, attributable to that certificate. Although not free from doubt, it is possible that you may be permitted to deduct a loss to the extent his or her basis in the certificate exceeds the maximum amount of payments you could ever receive with respect to that certificate. However, the loss may be a capital loss, which is limited in its deductibility. The foregoing considerations are particularly relevant to grantor trust certificates with no, or disproportionately small, amounts of principal, which can have negative yields under circumstances that are not default related. See "Risk Factors--The Investment Performance of Your Offered
Certificates Will Depend Upon Payments, Defaults and Losses on the Underlying
Mortgage Loans; and Those Payments, Defaults and Losses May Be Highly
Unpredictable" above.

     The accrual of income on the grantor trust strip certificates will be significantly slower using a prepayment assumption than if yield is computed assuming no prepayments. In the absence of statutory or administrative clarification, we currently expect that information returns or reports to the
IRS and certificateholders will be based on:

     o    the prepayment assumption we will disclose in the related prospectus supplement, and

     o    a constant yield computed using a representative initial offering price for each class of certificates.

     However, neither we nor any other person will make any representation that--

     o    the mortgage loans in any of our trusts will in fact prepay at a rate conforming to the prepayment assumption or at any other rate or

     o    the prepayment assumption will not be challenged by the IRS on audit.

     We recommend that prospective purchasers of the grantor trust strip certificates consult their tax advisors regarding the use of the prepayment assumption.

     Certificateholders also should bear in mind that the use of a representative initial offering price will mean that the information returns or reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial certificateholders of each series who bought at that price.

     Sales of Grantor Trust Certificates. Any gain or loss recognized on the sale or exchange of a grantor trust certificate by an investor who holds that certificate as a capital asset, will be capital gain or loss, except as described below in this "--Sales of Grantor Trust Certificates" subsection. The amount recognized equals the difference between:

     o    the amount realized on the sale or exchange of a grantor trust certificate, and

     o    its adjusted basis.

     The adjusted basis of a grantor trust certificate generally will equal:

     o    its cost, increased by

     o    any income reported by the seller, including original issue discount and market discount income, and reduced, but not below zero, by

     o    any and all previously reported losses, amortized premium, and payments with respect to that grantor trust certificate.

     As of the date of this prospectus, the Internal Revenue Code provides for lower rates as to long-term capital gains than those applicable to the short-term capital gains and ordinary income realized or received by individuals. No similar rate differential exists for corporations. In addition, the distinction between a capital gain or loss and ordinary income or loss remains relevant for other purposes.

     Gain or loss from the sale of a grantor trust certificate may be partially or wholly ordinary and not capital in some circumstances. Gain attributable to accrued and unrecognized market discount will be treated as ordinary income.
Gain or loss recognized by banks and other financial institutions subject to
Section 582(c) of the Internal Revenue Code will be treated as ordinary income.

                                      118

     Furthermore, a portion of any gain that might otherwise be capital gain may be treated as ordinary income to the extent that the grantor trust certificate is held as part of a "conversion transaction" within the meaning of
Section 1258 of the Internal Revenue Code. A conversion transaction generally is one in which the taxpayer has taken two or more positions in the same or similar property that reduce or eliminate market risk, if substantially all of the taxpayer's return is attributable to the time value of the taxpayer's net investment in the transaction. The amount of gain realized in a conversion transaction that is recharacterized as ordinary income generally will not exceed the amount of interest that would have accrued on the taxpayer's net investment at 120% of the appropriate applicable Federal rate at the time the taxpayer enters into the conversion transaction, subject to appropriate reduction for prior inclusion of interest and other ordinary income items from the transaction.

     The Internal Revenue Code requires the recognition of gain upon the constructive sale of an appreciated financial position. A constructive sale of an appreciated financial position occurs if a taxpayer enters into a transaction or series of transactions that have the effect of substantially eliminating the taxpayer's risk of loss and opportunity for gain with respect to the financial instrument. Debt instruments that--

     o    entitle the holder to a specified principal amount,

     o    pay interest at a fixed or variable rate, and

     o    are not convertible into the stock of the issuer or a related party,

cannot be the subject of a constructive sale for this purpose. Because most grantor trust certificates meet this exception, this Section will not apply to most grantor trust certificates. However, some grantor trust certificates have no, or a disproportionately small amount of, principal and these certificates can be the subject of a constructive sale.

     Finally, a taxpayer may elect to have net capital gain taxed at ordinary income rates rather than capital gains rates in order to include the net capital gain in total net investment income for the relevant taxable year. This election would be done for purposes of the rule that limits the deduction of interest on indebtedness incurred to purchase or carry property held for investment to a taxpayer's net investment income.

     Grantor Trust Reporting. Unless otherwise provided in the related prospectus supplement, the related tax administrator will furnish or make readily available through electronic means to each holder of a grantor trust certificate with each payment a statement setting forth the amount of the payment allocable to principal on the underlying mortgage loans and to interest on those loans at the related pass-through rate. In addition, the related tax administrator will furnish, within a reasonable time after the end of each calendar year, to each person or entity that was the holder of a grantor trust certificate at any time during that year, information regarding:

     o    the amount of servicing compensation received by a master servicer or special servicer, and

     o    all other customary factual information the reporting party deems necessary or desirable to enable holders of the related grantor trust certificates to prepare their tax returns.

     The reporting party will furnish comparable information to the IRS as and when required by law to do so.

     Because the rules for accruing discount and amortizing premium with respect to grantor trust certificates are uncertain in various respects, there is no assurance the IRS will agree with the information reports of those items of income and expense. Moreover, those information reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial certificateholders that bought their certificates at the representative initial offering price used in preparing the reports.

     On June 20, 2002, the Treasury Department published proposed regulations, which will, when effective, establish a reporting framework for interests in
"widely held fixed investment trusts" that will place the responsibility of reporting on the person in the ownership chain who holds an interest for a beneficial owner. A widely-held fixed investment trust is defined as any entity classified as a "trust" under Treasury regulation section 301.7701-4(c) in which any interest is held by a middleman, which includes, but is not limited to:

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     o    a custodian of a person's account,

     o    a nominee, and

     o    a broker holding an interest for a customer in street name.

     These regulations are proposed to be effective on January 1, 2004.

     Backup Withholding. In general, the rules described under
"--REMICs--Backup Withholding with Respect to REMIC Certificates" above will also apply to grantor trust certificates.

     Foreign Investors. In general, the discussion with respect to REMIC regular certificates under "--REMICs--Foreign Investors in REMIC Certificates"
above applies to grantor trust certificates. However, unless we otherwise specify in the related prospectus supplement, grantor trust certificates will be eligible for exemption from U.S. withholding tax, subject to the conditions described in the discussion above, only to the extent the related mortgage loans were originated after July 18, 1984.

     To the extent that interest on a grantor trust certificate would be exempt under sections 871(h)(1) and 881(c) of the Internal Revenue Code from United
States withholding tax, and the certificate is not held in connection with a certificateholder's trade or business in the United States, the certificate will not be subject to United States estate taxes in the estate of a nonresident alien individual.

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                       STATE AND OTHER TAX CONSEQUENCES

     In addition to the federal income tax consequences described in "Federal
Income Tax Consequences," potential investors should consider the state and local tax consequences concerning the offered certificates. State tax law may differ substantially from the corresponding federal law, and the discussion above does not purport to describe any aspect of the tax laws of any state or other jurisdiction. Therefore, we recommend that prospective investors consult their tax advisors with respect to the various tax consequences of investments in the offered certificates.

                             ERISA CONSIDERATIONS

GENERAL

     The Employee Retirement Income Security Act of 1974, as amended, imposes various requirements on--

     o    ERISA Plans, and

     o    persons that are fiduciaries with respect to ERISA Plans,

in connection with the investment of the assets of an ERISA Plan. For purposes of this discussion, ERISA Plans include corporate pension and profit sharing plans as well as separate accounts and collective investment funds, including as applicable, insurance company general accounts, in which other ERISA Plans are invested.

     Governmental plans and, if they have not made an election under Section
410(d) of the Internal Revenue Code, church plans are not subject to ERISA requirements. However, those plans may be subject to provisions of other applicable federal or state law that are materially similar to the provisions of ERISA or the Internal Revenue Code discussed in this section. Any of those plans which is qualified and exempt from taxation under Sections 401(a) and
501(a) of the Internal Revenue Code, moreover, is subject to the prohibited transaction rules in Section 503 of the Internal Revenue Code.

     ERISA imposes general fiduciary requirements on a fiduciary that is investing the assets of an ERISA Plan, including--

     o    investment prudence and diversification, and

     o    compliance with the investing ERISA Plan's governing documents.

     Section 406 of ERISA also prohibits a broad range of transactions involving the assets of an ERISA Plan and a Party in Interest with respect to that ERISA Plan, unless a statutory or administrative exemption applies.
Section 4975 of the Internal Revenue Code contains similar prohibitions applicable to transactions involving the assets of an I.R.C. Plan. For purposes of this discussion, Plans include ERISA Plans as well as individual retirement accounts, Keogh plans and other I.R.C. Plans.

     The types of transactions between Plans and Parties in Interest that are prohibited include:

     o    sales, exchanges or leases of property;

     o    loans or other extensions of credit; and

     o    the furnishing of goods and services.

     Parties in Interest that participate in a prohibited transaction may be subject to an excise tax imposed under Section 4975 of the Internal Revenue
Code or a penalty imposed under Section 502(i) of ERISA, unless a statutory or administrative exemption is available. In addition, the persons involved in the prohibited transaction may have to cancel the transaction and pay an amount to the affected Plan for any losses realized by that Plan or profits realized by those persons. In addition, an individual retirement account involved in the prohibited transaction may be disqualified which would result in adverse tax consequences to the owner of the account.

PLAN ASSET REGULATIONS

     A Plan's investment in offered certificates may cause the underlying mortgage assets and other assets of the related trust to be deemed assets of that Plan. Section 2510.3-101 of the Plan Asset Regulations

                                      121

provides that when a Plan acquires an equity interest in an entity, the assets of that Plan include both that equity interest and an undivided interest in each of the underlying assets of the entity, unless an exception applies. One exception is that the equity participation in the entity by benefit plan investors, which include both Plans and some employee benefit plans not subject to ERISA or Section 4975 of the Internal Revenue Code, is not significant. The equity participation by benefit plan investors will be significant on any date if 25% or more of the value of any class of equity interests in the entity is held by benefit plan investors. The percentage owned by benefit plan investors is determined by excluding the investments of the following persons:

          1.   those with discretionary authority or control over the assets of the entity,

          2.   those who provide investment advice directly or indirectly for a fee with respect to the assets of the entity, and

          3.   those who are affiliates of the persons described in the
               preceding clauses 1. and 2.

     In the case of one of our trusts, investments by us, by an underwriter, by the related trustee, the related master servicer, the related special servicer or any other party with discretionary authority over the related trust assets, or by the affiliates of these persons, will be excluded.

     A fiduciary of an investing Plan is any person who--

     o    has discretionary authority or control over the management or disposition of the assets of that Plan, or

     o    provides investment advice with respect to the assets of that Plan for a fee.

     If the mortgage and other assets included in one of our trusts are Plan assets, then any party exercising management or discretionary control regarding those assets, such as the related trustee, master servicer or special servicer, or affiliates of any of these parties, may be

     o    deemed to be a fiduciary with respect to the investing Plan, and

     o    subject to the fiduciary responsibility provisions of ERISA.

In addition, if the mortgage and other assets included in one of our trusts are
Plan assets, then the operation of that trust may involve prohibited transactions under ERISA or Section 4975 of the Internal Revenue Code. For
example, if a borrower with respect to a mortgage loan in that trust is a Party in Interest to an investing Plan, then the purchase by that Plan of offered certificates evidencing interests in that trust could be a prohibited loan between that Plan and the Party in Interest.

     The Plan Asset Regulations provide that where a Plan purchases a
"guaranteed governmental mortgage pool certificate," the assets of that Plan include the certificate but do not include any of the mortgages underlying the certificate. The Plan Asset Regulations include in the definition of a
"guaranteed governmental mortgage pool certificate" some certificates issued and/or guaranteed by Freddie Mac, Ginnie Mae, Fannie Mae or Farmer Mac.
Accordingly, even if these types of mortgaged-backed securities were deemed to be assets of a Plan, the underlying mortgages would not be treated as assets of that Plan. Private label mortgage participations, mortgage pass-through certificates or other mortgage-backed securities are not "guaranteed governmental mortgage pool certificates" within the meaning of the Plan Asset
Regulations.

     In addition, the acquisition or holding of offered certificates by or on behalf of a Plan could give rise to a prohibited transaction if we or the related trustee, master servicer or special servicer or any related underwriter, sub-servicer, tax administrator, manager, borrower or obligor under any credit enhancement mechanism, or one of their affiliates, is or becomes a Party in Interest with respect to an investing Plan.

     If you are the fiduciary of a Plan, you should consult your counsel and review the ERISA discussion in the related prospectus supplement before purchasing any offered certificates.

PROHIBITED TRANSACTION EXEMPTIONS

     If you are a Plan fiduciary, then, in connection with your deciding whether to purchase any of the offered certificates on behalf of a Plan, you should consider the availability of one of the following prohibited transaction class exemptions issued by the U.S. Department of Labor:

                                      122

     o    Prohibited Transaction Class Exemption 75-1, which exempts particular transactions involving Plans and broker-dealers, reporting dealers and banks;

     o    Prohibited Transaction Class Exemption 90-1, which exempts particular transactions between insurance company separate accounts and Parties in Interest;

     o    Prohibited Transaction Class Exemption 91-38, which exempts particular transactions between bank collective investment funds and Parties in
          Interest;

     o    Prohibited Transaction Class Exemption 84-14, which exempts particular transactions effected on behalf of an ERISA Plan by a "qualified professional asset manager;"

     o    Prohibited Transaction Class Exemption 95-60, which exempts particular transactions between insurance company general accounts and Parties in
          Interest; and

     o    Prohibited Transaction Class Exemption 96-23, which exempts particular transactions effected on behalf of an ERISA Plan by an "in-house asset manager."

     We cannot provide any assurance that any of these class exemptions will apply with respect to any particular investment by or on behalf of a Plan in any class of offered certificates. Furthermore, even if any of them were deemed to apply, that particular class exemption may not apply to all transactions that could occur in connection with the investment. The prospectus supplement with respect to the offered certificates of any series may contain additional information regarding the availability of other exemptions, with respect to those certificates.

UNDERWRITER'S EXEMPTION

     It is expected that Lehman Brothers Inc. will be the sole underwriter or the lead or co-lead managing underwriter in each underwritten offering of certificates made by this prospectus. The U.S. Department of Labor issued
Prohibited Transaction Exemption 91-14 to a predecessor in interest to Lehman
Brothers Inc. Subject to the satisfaction of the conditions specified in that exemption, PTE 91-14, as amended by PTE 97-34, PTE 2000-58 and PTE 2002-41, generally exempts from the application of the prohibited transaction provisions of ERISA and Section 4975 of the Internal Revenue Code, various transactions relating to, among other things--

     o    the servicing and operation of some mortgage assets pools, such as the types of mortgage assets pools that will be included in our trusts,
          and

     o    the purchase, sale and holding of some certificates evidencing interests in those pools that are underwritten by Lehman Brothers Inc.
          or any person affiliated with Lehman Brothers Inc., such as particular classes of the offered certificates.

     The related prospectus supplement will state whether PTE 91-14 is or may be available with respect to any offered certificates underwritten by Lehman
Brothers Inc.

INSURANCE COMPANY GENERAL ACCOUNTS

     Section 401(c) of ERISA provides that the fiduciary and prohibited transaction provisions of ERISA and the Internal Revenue Code do not apply to transactions involving an insurance company general account where the assets of the general account are not Plan assets. A Department of Labor regulation issued under Section 401(c) of ERISA provides guidance for determining, in cases where insurance policies supported by an insurer's general account are issued to or for the benefit of a Plan on or before December 31, 1998, which general account assets are ERISA Plan assets. That regulation generally provides that, if the specified requirements are satisfied with respect to insurance policies issued on or before December 31, 1998, the assets of an insurance company general account will not be Plan assets.

     Any assets of an insurance company general account which support insurance policies issued to a Plan after December 31, 1998, or issued to a Plan on or before December 31, 1998 for which the insurance company does not comply with the requirements set forth in the Department of Labor regulation under Section
401(c) of ERISA, may be treated as Plan assets. In addition, because Section
401(c) of ERISA

                                      123

and the regulation issued under Section 401(c) of ERISA do not relate to insurance company separate accounts, separate account assets are still treated as Plan assets, invested in the separate account. If you are an insurance company and are contemplating the investment of general account assets in offered certificates, you should consult your legal counsel as to the applicability of Section 401(c) of ERISA.

CONSULTATION WITH COUNSEL

     If you are a fiduciary for a Plan and you intend to purchase offered certificates on behalf of or with assets of that Plan, you should:

     o    consider your general fiduciary obligations under ERISA, and

     o    consult with your legal counsel as to--

          1.   the potential applicability of ERISA and Section 4975 of the
               Internal Revenue Code to that investment, and

          2.   the availability of any prohibited transaction exemption in connection with that investment.

TAX EXEMPT INVESTORS

     A Plan that is exempt from federal income taxation under Section 501 of the Internal Revenue Code will be subject to federal income taxation to the extent that its income is "unrelated business taxable income" within the meaning of Section 512 of the Internal Revenue Code. All excess inclusions of a
REMIC allocated to a REMIC residual certificate held by a tax-exempt Plan will be considered unrelated business taxable income and will be subject to federal income tax.

     See "Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC
Residual Certificates--Excess Inclusions" in this prospectus.

                                      124

                               LEGAL INVESTMENT

     If and to the extent specified in the related prospectus supplement, certain classes of the offered certificates of any series will constitute mortgage related securities for purposes of the Secondary Mortgage Market
Enhancement Act of 1984, as amended.

     Generally, the only classes of offered certificates that will qualify as
"mortgage related securities" will be those that: (1) are rated in one of two highest rating categories by at least one nationally recognized statistical rating organization; and (2) are part of a series evidencing interests in a trust fund consisting of loans originated by certain types of originators specified in SMMEA and secured by first liens on real estate. The appropriate characterization of offered certificates not qualifying as "mortgage related securities" for purposes of SMMEA under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase such certificates, may be subject to significant interpretive uncertainties.
All investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the offered certificates constitute legal investments for them.

     "Mortgage related securities" are legal investments for persons, trusts, corporations, partnerships, associations, business trusts, and business entities, including depository institutions, insurance companies, trustees and pension funds--

     o    that are created or existing under the laws of the United States or any state, including the District of Columbia and Puerto Rico, and

     o    whose authorized investments are subject to state regulations,

to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any of its agencies or instrumentalities are legal investments for those entities.

     Under SMMEA, a number of states enacted legislation, on or prior to the
October 3, 1991 cut-off for those enactments, limiting to various extents the ability of some entities (in particular, insurance companies) to invest in
"mortgage related securities" secured by liens on residential, or mixed residential and commercial properties, in most cases by requiring the affected investors to rely solely upon existing state law, and not SMMEA. Pursuant to
Section 347 of the Riegle Community Development and Regulatory Improvement Act
of 1994, which amended the definition of "mortgage related security" to include, in relevant part, certificates satisfying the rating and qualified originator requirements for "mortgage related securities," but evidencing interests in a trust fund consisting, in whole or in part, of first liens on one or more parcels of real estate upon which are located one or more commercial structures, states were authorized to enact legislation, on or before September 23, 2001, specifically referring to Section 347 and prohibiting or restricting the purchase, holding or investment by state-regulated entities in those types of certificates. Accordingly, the investors affected by any state legislation overriding the preemptive effect of
SMMEA will be authorized to invest in offered certificates qualifying as
"mortgage related securities" only to the extent provided in that legislation.

     SMMEA also amended the legal investment authority of federally chartered depository institutions as follows:

     o    federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal in "mortgage related securities"
          without limitation as to the percentage of their assets represented by those securities; and

     o    federal credit unions may invest in "mortgage related securities" and national banks may purchase "mortgage related securities" for their own account without regard to the limitations generally applicable to investment securities prescribed in 12 U.S.C. Section 24 (Seventh),

subject in each case to the regulations that the applicable federal regulatory authority may prescribe.

     Effective December 31, 1996, the OCC amended 12 C.F.R. Part 1 to authorize national banks to purchase and sell for their own account, without limitation as to a percentage of the bank's capital and

                                      125

surplus, but subject to compliance with certain general standards concerning
"safety and soundness" and retention of credit information in 12 C.F.R. Section
1.5, some "Type IV securities", defined in 12 C.F.R. Section 1.2(m) to include certain commercial mortgage-related securities and residential mortgage-related securities. As defined, "commercial mortgage-related security" and "residential mortgage-related security" mean, in relevant part, a "mortgage related security" within the meaning of SMMEA, provided that, in the case of a
"commercial mortgage-related security", it "represents ownership of a promissory note or certificate of interest or participation that is directly secured by a first lien on one or more parcels of real estate upon which one or more commercial structures are located and that is fully secured by interests in a pool of loans to numerous obligors." In the absence of any rule or administrative interpretation by the OCC defining the term "numerous obligors,"
we make no representation as to whether any class of offered certificates will qualify as "commercial mortgage-related securities", and thus as "Type IV securities", for investment by national banks.

     The NCUA has adopted rules, codified at 12 C.F.R. Part 703, which permit federal credit unions to invest in "mortgage related securities" (other than stripped mortgage related securities (unless the credit union complies with the requirements of 12 C.F.R. Section 703.16 for investing in those securities), residual interests in mortgage related securities and commercial mortgage related securities), subject to compliance with general rules governing investment policies and practices; however, credit unions approved for the
NCUA's "investment pilot program" under 12 C.F.R.  Section  703.19 may be able to invest in those prohibited forms of securities, while "RegFlex credit unions" may invest in commercial mortgage related securities under certain conditions pursuant to 12 C.F.R.  Section  742.4(b)(2).

     The OTS has issued Thrift Bulletin 13a (December 1, 1998), "Management of
Interest Rate Risk, Investment Securities, and Derivatives Activities," and
Thrift Bulletin 73a (December 18, 2001), "Investing in Complex Securities,"
which thrift institutions subject to the jurisdiction of the OTS should consider before investing in any of the offered certificates.

     All depository institutions considering an investment in the offered certificates should review the "Supervisory Policy Statement on Investment
Securities and End-User Derivatives Activities" of the Federal Financial
Institutions Examination Council, which has been adopted by the Board of
Governors of the Federal Reserve System, the FDIC, the OCC and the OTS
effective May 26, 1998, and by the NCUA effective October 1, 1998. That statement sets forth general guidelines which depository institutions must follow in managing risks, including market, credit, liquidity, operational
(transaction), and legal risks, applicable to all securities, including mortgage pass-through securities and mortgage-derivative products used for investment purposes.

     Investors whose investment activities are subject to regulation by federal or state authorities should review rules, policies, and guidelines adopted from time to time by those authorities before purchasing any offered certificates, as certain classes may be deemed unsuitable investments, or may otherwise be restricted, under those rules, policies, or guidelines (in certain instances irrespective of SMMEA).

     The foregoing does not take into consideration the applicability of statues, rules, regulations, orders, guidelines, or agreements generally governing investments made by a particular investor, including, but not limited to, "prudent investor" provisions, percentage-of-assets limits, provisions that may restrict or prohibit investment in securities that are not
"interest-bearing" or "income-paying," and, with regard to any offered certificates issued in book-entry form, provisions that may restrict or prohibit investments in securities that are issued in book-entry form.

     Except as to the status of certain classes as "mortgage related securities," we make no representations as to the proper characterization of any class of offered certificates for legal investment, financial institution regulatory or other purposes. Also, we make no representations as to the ability of particular investors to purchase any class of offered certificates under applicable legal investment restrictions. These uncertainties (and any unfavorable future determinations concerning legal investment or financial institution regulatory characteristics of the certificates) may adversely affect the liquidity of any class of offered certificates. Accordingly, if your investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities, you should consult with your legal advisors in determining whether and to what extent--

                                      126

     o    the offered certificates of any class and series constitute legal investments or are subject to investment, capital or other restrictions; and

     o    if applicable, SMMEA has been overridden in any jurisdiction relevant to you.

                                 USE OF PROCEEDS

     Unless otherwise specified in the related prospectus supplement, the net proceeds to be received from the sale of the offered certificates of any series will be applied by us to the purchase of assets for the related trust or will be used by us to cover expenses related to that purchase and the issuance of those certificates. We expect to sell the offered certificates from time to time, but the timing and amount of offerings of those certificates will depend on a number of factors, including the volume of mortgage assets acquired by us, prevailing interest rates, availability of funds and general market conditions.

                             METHOD OF DISTRIBUTION

     The certificates offered by this prospectus and the related prospectus supplements will be offered in series through one or more of the methods described in the next paragraph. The prospectus supplement prepared for the offered certificates of each series will describe the method of offering being utilized for those certificates and will state the net proceeds to us from the sale of those certificates.

     We intend that offered certificates will be offered through the following methods from time to time. We further intend that offerings may be made concurrently through more than one of these methods or that an offering of the offered certificates of a particular series may be made through a combination of two or more of these methods. The methods are as follows:

          1.   by negotiated firm commitment or best efforts underwriting and public offering by one or more underwriters specified in the related prospectus supplement;

          2.   by placements by us with institutional investors through dealers;
               and

          3.   by direct placements by us with institutional investors.

     In addition, if specified in the related prospectus supplement, the offered certificates of a series may be offered in whole or in part to the seller of the mortgage assets that would back those certificates. Furthermore, the related trust assets for any series of offered certificates may include other securities, the offering of which was registered under the registration statement of which this prospectus is a part.

     If underwriters are used in a sale of any offered certificates, other than in connection with an underwriting on a best efforts basis, the offered certificates will be acquired by the underwriters for their own account. These certificates may be resold from time to time in one or more transactions, including negotiated transactions, at fixed public offering prices or at varying prices to be determined at the time of sale or at the time of commitment therefor. The managing underwriter or underwriters with respect to the offer and sale of offered certificates of a particular series will be described on the cover of the prospectus supplement relating to the series and the members of the underwriting syndicate, if any, will be named in the relevant prospectus supplement.

     Underwriters may receive compensation from us or from purchasers of the offered certificates in the form of discounts, concessions or commissions.
Underwriters and dealers participating in the payment of the offered certificates may be deemed to be underwriters in connection with those certificates. In addition, any discounts or commissions received by them from us and any profit on the resale of those offered certificates by them may be deemed to be underwriting discounts and commissions under the Securities Act of
1933, as amended.

     It is anticipated that the underwriting agreement pertaining to the sale of the offered certificates of any series will provide that--

     o    the obligations of the underwriters will be subject to various conditions precedent,

     o    the underwriters will be obligated to purchase all the certificates if any are purchased, other than in connection with an underwriting on a best efforts basis, and

                                      127

     o    in limited circumstances, we will indemnify the several underwriters and the underwriters will indemnify us against civil liabilities relating to disclosure in our registration statement, this prospectus or any of the related prospectus supplements, including liabilities under the Securities Act of 1933, as amended, or will contribute to payments required to be made with respect to any liabilities.

     The prospectus supplement with respect to any series offered by placements through dealers will contain information regarding the nature of the offering and any agreements to be entered into between us and purchasers of offered certificates of that series.

     We anticipate that the offered certificates will be sold primarily to institutional investors. Purchasers of offered certificates, including dealers, may, depending on the facts and circumstances of the purchases, be deemed to be
"underwriters" within the meaning of the Securities Act of 1933, as amended, in connection with reoffers and sales by them of offered certificates. Holders of offered certificates should consult with their legal advisors in this regard prior to any reoffer or sale.

                                 LEGAL MATTERS

     Unless otherwise specified in the related prospectus supplement, particular legal matters in connection with the certificates of each series, including some federal income tax consequences, will be passed upon for us by--

     o    Sidley Austin Brown & Wood LLP;

     o    Cadwalader, Wickersham & Taft LLP;

     o    Skadden, Arps, Slate, Meagher & Flom LLP; or

     o    Thacher Proffitt & Wood LLP.

                             FINANCIAL INFORMATION

     A new trust will be formed with respect to each series of offered certificates. None of those trusts will engage in any business activities or have any assets or obligations prior to the issuance of the related series of offered certificates. Accordingly, no financial statements with respect to any trust will be included in this prospectus or in the related prospectus supplement. We have determined that our financial statements will not be material to the offering of any offered certificates.

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                                    RATING

     It is a condition to the issuance of any class of offered certificates that, at the time of issuance, at least one nationally recognized statistical rating organization has rated those certificates in one of its generic rating categories which signifies investment grade. Typically, the four highest rating categories, within which there may be sub-categories or gradations indicating relative standing, signify investment grade.

     Ratings on mortgage pass-through certificates address the likelihood of receipt by the holders of all payments of interest and/or principal to which they are entitled. These ratings address the structural, legal and issuer-related aspects associated with the certificates, the nature of the underlying mortgage assets and the credit quality of any third-party credit enhancer. The rating(s) on a class of offered certificates will not represent any assessment of--

     o    whether the price paid for those certificates is fair;

     o    whether those certificates are a suitable investment for any particular investor;

     o    the tax attributes of those certificates or of the related trust;

     o    the yield to maturity or, if they have principal balances, the average life of those certificates;

     o    the likelihood or frequency of prepayments of principal on the underlying mortgage loans;

     o    the degree to which the amount or frequency of prepayments on the underlying mortgage loans might differ from those originally anticipated;

     o    whether or to what extent the interest payable on those certificates may be reduced in connection with interest shortfalls resulting from the timing of voluntary prepayments;

     o    the likelihood that any amounts other than interest at the related mortgage interest rates and principal will be received with respect to the underlying mortgage loans; or

     o    if those certificates provide solely or primarily for payments of interest, whether the holders, despite receiving all payments of interest to which they are entitled, would ultimately recover their initial investments in those certificates.

     A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating.

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                                   GLOSSARY
     The following capitalized terms will have the respective meanings assigned to them in this "Glossary" section whenever they are used in this prospectus.

     "ADA" means the Americans with Disabilities Act of 1990, as amended.

     "CERCLA" means the federal Comprehensive Environmental Response,
Compensation and Liability Act of 1980, as amended.

     "Clearstream" means Clearstream Banking Luxembourg.

     "Committee Report" means the Conference Committee Report accompanying the
Tax Reform Act of 1986.

     "CPR" means an assumed constant rate of prepayment each month, which is expressed on a per annum basis, relative to the then outstanding principal balance of a pool of mortgage loans for the life of those loans.

     "Disqualified Organization" means:

     o    the United States,

     o    any State or political subdivision of the United States,

     o    any foreign government,

     o    any international organization,

     o    any agency or instrumentality of the foregoing, except for instrumentalities described in Section 168(h)(2)(D) of the Internal
          Revenue Code or the Freddie Mac,

     o    any organization, other than a cooperative described in Section 521 of the Internal Revenue Code, that is exempt from federal income tax, except if it is subject to the tax imposed by Section 511 of the
          Internal Revenue Code, or

     o    any organization described in Section 1381(a)(2)(C) of the Internal
          Revenue Code.

     "DTC" means The Depository Trust Company.

     "Electing Large Partnership" means any partnership having more than 100 members during the preceding tax year which elects to apply simplified reporting provisions under the Internal Revenue Code, except for some service partnerships and commodity pools.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
amended.

     "ERISA Plan" means any employee benefit plan that is subject to the fiduciary responsibility provisions of ERISA.

     "ECSPLC" means Euroclear Clearance System Public Limited Company.

     "Euroclear Operator" means Euroclear Bank, S.A./N.V., as operator of the
Euroclear System, or any successor entity in that capacity.

     "Euroclear Terms and Conditions" means the Terms and Conditions Governing
Use of Euroclear and the related Operating Procedures of the Euroclear System and, to the extent that it applies to the operation of the Euroclear System,
Belgian law.

     "Fannie Mae" means the Federal National Mortgage Association.

     "Farmer Mac" means the Federal Agricultural Mortgage Corporation.

     "FASB 140" means the Financial Accounting Standards Board's Statement No.
140, entitled "Accounting for Transfers and Servicing of Financial Assets and
Extinguishment of Liabilities," issued in September 2002.

     "FDIC" means the Federal Deposit Insurance Corporation.

                                      130

     "Financial Intermediary" means a brokerage firm, bank, thrift institution or other financial intermediary that maintains an account of a beneficial owner of securities.

     "Freddie Mac" means the Federal Home Loan Mortgage Corporation.

     "Ginnie Mae" means the Government National Mortgage Association.

     "Governing Document" means the pooling and servicing agreement or other similar agreement or collection of agreements, which governs the issuance of a series of offered certificates.

     "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended.

     "I.R.C. Plan" means a plan, arrangement or account that is subject to
Section 4975 of the Internal Revenue Code.

     "IRS" means the Internal Revenue Service.

     "Lender Liability Act" means the Asset Conservation Lender Liability and
Deposit Insurance Act of 1996, as amended.

     "Net Income From Foreclosure Property" means income from foreclosure property other than qualifying rents and other qualifying income for a REIT.

     "NCUA" means the National Credit Union Administration.

     "OCC" means the Office of the Comptroller of the Currency.

     "OTS" means the Office of Thrift Supervision.

     "Party In Interest" means any person that is a "party in interest" within the meaning of ERISA or a "disqualified person" within the meaning of Section
4975 of the Internal Revenue Code.

     "Pass-Through Entity" means any:

     o    regulated investment company,

     o    real estate investment trust,

     o    trust,

     o    partnership, or

     o    other entities described in Section 860E(e)(6) of the Internal Revenue
          Code.

     "Plan" means an ERISA Plan or an I.R.C. Plan.

     "Plan Asset Regulations" means the regulations of the U.S. Department of
Labor promulgated under ERISA describing what constitutes the assets of a Plan.

     "PTE" means a Prohibited Transaction Exemption issued by the U.S.
Department of Labor.

     "REIT" means a real estate investment trust within the meaning of Section
856(a) of the Internal Revenue Code.

     "Relief Act" means the Servicemembers Civil Relief Act.

     "REMIC" means a real estate mortgage investment conduit, within the meaning of, and formed in accordance with, the Tax Reform Act of 1986 and
Sections 860A through 860G of the Internal Revenue Code.

     "Safe Harbor Regulations" means the final Treasury regulations issued on
July 18, 2002.

     "SEC" means the Securities and Exchange Commission.

     "SMMEA" means the Secondary Mortgage Market Enhancement Act of 1984, as
amended.

     "SPA" means standard prepayment assumption.

     "UCC" means, for any jurisdiction, the Uniform Commercial Code as in effect in that jurisdiction.

                                      131

     "USA Patriot Act" means the Uniting and Strengthening America by Providing
Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001.

     "U.S. Person" means:

     o    a citizen or resident of the United States;

     o    a corporation, partnership or other entity created or organized in, or under the laws of, the United States, any state or the District of
          Columbia;

     o    an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States; or

     o    a trust as to which--

          1.   a court in the United States is able to exercise primary
               supervision over the administration of the trust, and

          2.   one or more United States persons have the authority to control all substantial decisions of the trust.

     In addition, to the extent provided in the Treasury Regulations, a trust will be a United States person if it was in existence on August 20, 1996 and it elected to be treated as a United States person.

                                      132

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

     The attached diskette contains one spreadsheet file that can be put on a user-specified hard drive or network drive. This spreadsheet file is
"LBUBS05C2.XLS." The spreadsheet file "LBUBS05C2.XLS" is a Microsoft Excel(1),
Version 5.0 spreadsheet. The file provides, in electronic format, some of the statistical information that appears under the caption "Description of the
Mortgage Pool" in, and on Annexes A-1, A-3, A-4 and B to, this prospectus supplement. Capitalized terms used, but not otherwise defined, in the spreadsheet file will have the respective meanings assigned to them in this prospectus supplement. All the information contained in the spreadsheet file is subject to the same limitations and qualifications contained in this prospectus supplement. Prospective investors are strongly urged to read this prospectus supplement and the accompanying prospectus in its entirety prior to accessing the spreadsheet file.

(1) Microsoft Excel is a registered trademark of Microsoft Corporation.

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                             PROSPECTUS SUPPLEMENT

Important Notice About the Information Contained in this

ANNEX A-1--Certain Characteristics of Individual Underlying
  Mortgage Loans .......................................................     A-1
ANNEX A-2--Certain Characteristics of the Mortgage Pool ................     A-2
ANNEX A-3--Certain Monetary Terms of the Underlying Mortgage
  Loans ................................................................     A-3
ANNEX A-4--Certain Information Regarding Reserves ......................     A-4
ANNEX B--Certain Information Regarding Multifamily Properties ..........      B
ANNEX C-1--Price/Yield Tables ..........................................     C-1
ANNEX C-2--Decrement Tables ............................................     C-2
ANNEX D--Form of Distribution Date Statement ...........................       D
ANNEX E--Reference Rate Schedule .......................................       E
ANNEX F--Class A-AB Planned Principal Balance Schedule .................       F
ANNEX G--Global Clearance and Tax Documentation Procedures .............       G
                                           PROSPECTUS
Important Notice About the Information Presented in this

      Until July 13, 2005, all dealers that effect transactions in the offered certificates, whether or not participating in this offering, may be required to deliver this prospectus supplement and the accompanying prospectus. This delivery requirement is in addition to the obligation of dealers to deliver this prospectus supplement and the accompanying prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                                 $1,798,544,000
                                  (APPROXIMATE)

                                LB-UBS COMMERCIAL
                             MORTGAGE TRUST 2005-C2

                        COMMERCIAL MORTGAGE PASS-THROUGH
                          CERTIFICATES, SERIES 2005-C2

                        CLASS A-1, CLASS A-2, CLASS A-3,
                        CLASS A-4, CLASS A-AB, CLASS A-5,
                      CLASS A-J, CLASS B, CLASS C, CLASS D,
                             CLASS E AND CLASS X-CP

          -----------------------------------------------------------
                             PROSPECTUS SUPPLEMENT
          -----------------------------------------------------------

                                LEHMAN BROTHERS

                               UBS INVESTMENT BANK

                                 APRIL 11, 2005

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